UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number

811-01944

Principal Variable Contracts Funds, Inc.

(Exact name of registrant as specified in charter)

711 High Street, Des Moines, IA 50392-2080
(Address of principal executive offices)	(Zip code)

Principal Management Corporation, Des Moines, IA 50392-2080 (Name and address of agent for service)

Registrant’s telephone number, including area code:		515-247-6783
Date of fiscal year end:	December 31, 2009
Date of reporting period:	December 31, 2009

ITEM 1 – REPORT TO STOCKHOLDERS

Principal Variable Contracts Funds, Inc.

Annual Report December 31, 2009

Economic and Financial Market Review

2009 ended on a strong note, with nearly all major asset classes posting positive returns for the year. This was a much better scenario than most investors likely thought possible at the beginning of the year, when markets in many regions of the world showed few signs of emerging from an extended period of substantial losses.

Due in large part to the massive monetary and fiscal stimulus undertaken by governments in the U.S. and abroad, global bond markets started to recover in January 2009, and in March stocks began rallying as well. In fact, most market indices finished the 12-month period in positive territory. The overall U.S. equity market posted a total return of 28.3%1 as investors responded positively to a stream of more-positive-than-negative economic reports and the commitment by the Federal Reserve (the Fed) to keep the Federal Funds target interest rate very low (0.0% – 0.25%) for “an extended period.” Meanwhile, international emerging markets surged 78.5% for the year, while developed international equity markets climbed 31.8%.2

Within U.S. equities, growth stocks outperformed value stocks for the year, delivering a 37.2% return versus 19.7% for value stocks.3 Also, mid-cap stocks posted strong returns for the period, returning 40.5% to outperform both small caps and large caps (which posted 27.2% and 26.5%, respectively).4

For the period, the broad U.S. fixed-income market delivered 5.9%.5 High-yield bonds performed particularly well, soaring 58.2% as investors demonstrated a willingness to take on more risk.6 Meanwhile, in terms of investment-grade bonds, commercial mortgage-backed securities, asset-backed securities, and corporate bonds outperformed duration-adjusted U.S. Treasuries by 29.6%, 25.0%, and 22.8%, respectively.7

Data released primarily in the last three quarters of 2009 revealed a slowly improving U.S. economy. In particular, the U.S. economy turned positive in the third quarter of the year, growing at an annualized rate of 2.2% following four successive quarters of contraction (as measured by Real Gross Domestic Product, or Real GDP, which is the economy’s total output of all goods and services, adjusted for price changes that may have occurred between the time periods being compared).8 Also, though home prices continued to decline on a year-over-year basis, the annual rate of decline showed improvement.9 Additionally, the unemployment situation improved somewhat over the course of the year. In particular, the average number of jobs lost monthly declined substantially (e.g., in November 11,000 jobs were lost, as compared to an average of 135,000 jobs lost per month from August through October), and the unemployment rate edged down to 10.0%, from its high during the year of 10.2%.10

While we are optimistic the economic recovery will take hold, we also acknowledge that critical headwinds remain. Residential and commercial real estate markets have stayed weak amid concerns about the negative impact of both a potential backlog of foreclosed properties and eventual expiration of government programs put in place to boost real estate activity. Also, while the rate of new job losses dropped dramatically in recent months, continued high unemployment remains a substantial drag on the economy. Additionally, it is uncertain how long the Fed will continue its accommodative interest rate policy and what might happen to the still-fragile economy when interest rates eventually are increased. With these serious challenges continuing to face the economy, we are uncertain as to the speed and breadth of economic recovery, which will unfold as 2010 progresses.

1	Russell 3000® Index
2	MSCI Emerging Markets Index; MSCI EAFE Index
3	Russell 1000® Growth Index; Russell 1000® Value Index
4	Russell Mid-Cap Index; Russell 2000® Index (small caps); S&P 500 (large caps)
5	Barclays Capital Aggregate Bond Index
6	Barclays Capital High Yield Index
7	Components of Barclays Capital Aggregate Bond Index
8	U.S. Bureau of Economic Analysis, U.S. Department of Commerce
9	S&P/Case-Shiller Home Price Index
10	U.S. Bureau of Labor Statistics

2

Sub-Advisor:

Morgan Stanley Investment Management

What contributed to or detracted from Portfolio performance during the fiscal year?

Active currency selection during the period contributed positively to performance. The Portfolio benefited from overweighted positions in the Australian dollar, Swiss franc, South Korean won, Norwegian krone, and Brazilian real, as well as from tactical allocations to the Japanese yen throughout the period. Also, an overweighted position in emerging markets and opportunistic weighting in China, India, Korea, and Turkey added to returns. Emerging market equities continued to outperform their developed market counterparts due to better growth prospects and appreciating emerging market currencies. Additionally, the Portfolio’s core fixed-income component added to results due to an overweighting in credit and mortgage selections.

The Portfolio’s average underweighting in equities and overweighting in cash detracted from results. Within fixed income, an overweighting in Australian bonds detracted as government bond yields continued to rise with improving fundamentals. European sector selection also had a negative effect on performance. Within Europe, an underweighted position in materials and overweighted positions in health care and software were a disadvantage.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The manager believes inefficiencies exist — across global equities, fixed income, currencies, and sectors — that can be exploited to create value for our clients. The investment strategy seeks to identify and exploit mis-pricings between asset classes by using a top-down approach. This approach differs from most traditional bottom-up strategies, which look for inefficiencies between individual securities. In the manager’s experience, the best way to identify and exploit these anomalies is to use a combination of quantitative and fundamental analysis.

3

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s overweighting in equities during the 12-month period contributed positively to performance, as equities outperformed fixed income for the period. In the information technology sector, Apple, IBM, Microsoft, and Cisco added value during the period. In the financial sector, Goldman Sachs Group, Inc. also had a positive impact on overall portfolio performance for the period. Security selection was negative within many of the Portfolio’s equity components during the period.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio utilizes an asset allocation approach to the management and development of a diversified balanced account. The strategy incorporates a wide range of asset classes and investment styles, with primary emphasis placed on equity versus fixed-income allocation decisions. Secondary focus is then placed on growth versus value, large cap versus small cap, and domestic versus international equity exposure. Strategic or long-term asset class targets are determined, with gradual adjustments to the mix to enhance risk-adjusted results over time. Any asset allocation adjustments fall within a predetermined range and do not deviate by more than 10% of the long-term asset class targets.

4

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

All sector allocations were positive contributors during the 12-month period. An out-of-index allocation to below-investment-grade corporate bonds was the largest positive contributor, as this sector significantly outperformed the benchmark index. Also benefiting performance were the Portfolio’s overweightings in investment-grade corporate bonds and commercial mortgage-backed securities and underweightings in U.S. Treasuries, agencies, and mortgage-backed securities. In addition, security selection over the period was a large positive driver of outperformance. The Portfolio was long in duration, which was a slight negative as rates rose during the period.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research-driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Portfolio’s process, aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector and subsector as well as yield-curve positioning and individual selection.

5

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio saw positive attribution within the utilities sector, benefiting from lack of exposure to the Japanese utility sector (where fundamentals were poor and companies suffered from negative sentiment regarding the Japanese equities market).

Stock selection in the financial sector detracted from performance. Relative performance in the Portfolio’s financial holdings suffered from a lack of highly leveraged, poorly funded positions; these higher-risk financials rallied strongly when sentiment in equity markets turned more positive. Stock selection within the consumer discretionary sector detracted from performance as well. Holdings in Fast Retailing, Rakuten, and Nitori suffered due to negative sentiment toward Japanese equities. Additionally, the Portfolio’s underweighted position in emerging markets (averaging 14% vs. the MSCI AC World ex-U.S. Index average weighting of 21%) hurt returns, as emerging markets outperformed developed markets by a significant margin over the 12-month period.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Portfolio focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance, and unintended portfolio risks are neutralized.

6

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The top positive contributor was stock selection within the industrial sector. Prospects for an economic recovery were supportive of outperformance from 3M Company, and investors took a positive view of the agriculture industry, which was reflected in solid returns from Deere & Co. The second-largest contributor to positive performance was an overweighting for the entire 12-month period to the REIT sector, which outperformed the benchmark S&P 500. The third-largest positive contributor was stock selection within the utility sector; Sempra Energy and Xcel Energy had solid returns in a stable environment for utilities.

The largest detractor was stock selection within consumer staples; in particular, Archer-Daniels-Midland Company struggled due to volatility in agricultural commodity prices, and Safeway’s pricing strategy encountered competitive challenges. (Both positions were sold during 2009.) The second-largest detractor was stock selection within the REIT sector. Host Hotels and Resorts was sold early in the period following discontinuation of its dividend, and Vornado Realty Trust was also sold after the REIT elected to pay much of its dividend in stock rather than cash. The third-largest detractor was stock selection within the consumer discretionary sector. In particular, Harley Davidson had a particularly difficult start to 2009 as the credit crunch raised concerns about its ability to finance motorcycle sales, and the stock was sold in early 2009.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio focuses on providing investors with conservative, income-oriented exposure to the stock market. Using bottom-up fundamental and quantitative analysis, the portfolio managers seek undervalued large-cap firms that they believe demonstrate strong balance sheets, cash flow, and dividend growth prospects, plus the potential to weather most economic conditions. To enhance diversification and income potential, the Portfolio may also invest in real estate investment trusts as well as convertible, corporate, and government bonds.

7

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

After a shaky start, the non-agency CMO sector was the Portfolio’s best performer for the 12-month period. As liquidity returned to the market, non-agency CMOs rebounded strongly as investors looked for higher-yielding assets, in spite of overall worsening fundamentals in prime and Alternative A-paper mortgage performance. Higher-coupon agency mortgage-backed securities also contributed positively. Early in the period, the Portfolio’s positions outperformed due to their inherent pre-payment protection attributable to the underlying loan characteristics. Later, they outperformed due to their shorter duration, as rates rose and the yield curve steepened. In addition, the Portfolio’s agency CMO positions also outperformed. These securities rebounded as liquidity returned to this market.

As interest rates rose and investors looked for assets with higher yields, the Portfolio’s U.S. Treasury holdings hurt performance, especially those securities with longer maturities. The agency debt sector also performed poorly during the period as traditional investors such as foreign governments cut their allocations to agencies. Additionally, the Portfolio’s cash position, while providing necessary liquidity, returned very little over the period, hindering overall returns.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The portfolio manager emphasizes a value-based, bottom-up approach to picking individual securities. Mortgage-backed securities and collateralized mortgage obligations comprise the majority of portfolio holdings, while a small allocation to Treasury and agency securities is used to manage liquidity and duration. The manager strives to keep the Portfolio’s duration close to that of its benchmark to prevent performance from being whipsawed or left behind by large interest-rate movements.

8

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

High-yield bonds, which had their best performance on record, provided the highest return by far of all fixed-income products. An overweighting in the gaming sector also helped returns; once it became clear the industry could survive the recession, the sector rallied furiously. Individual securities that added to performance included Neiman Marcus and CV Therapeutics. Neiman Marcus doubled in price after consumer spending increased and the company was able to manage its way through the recession. CV Therapeutics rose substantially after Gilead Sciences agreed to purchase the company.

Mortgages detracted from performance during the fiscal year, as riskier assets offered better returns. The mortgages held in the Portfolio were safer, low-coupon, agency-backed pass-through mortgages (which tend to perform well during times of economic stress, but also tend to underperform when the economic outlook improves). Long-dated U.S. Treasuries also hurt performance as investors worried about the effects of government spending to revive the economy. Additionally, CIT Group hurt the Portfolio due to an increase in credit losses, declining profitability, and a continual struggle to finance its operations. (These bonds were sold out of the Portfolio during the period.)

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio invests in a diversified pool of fixed-income securities selected with a long-term focus and a value-oriented philosophy. The portfolio manager favors securities and sectors he believes could perform well over one or more economic cycles. He also looks for opportunities among the best companies in out-of-favor sectors and typically keeps the Portfolio’s duration close to that of its benchmark.

9

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Asset allocation was positive on a country basis. Also, the Portfolio performed strongly in the consumer discretionary and materials sectors. In the consumer discretionary sector, a position in Rossi Residential led performance for the 12-month period. On a relative basis, Poland, Indonesia, and Turkey contributed positively. In Poland, the Portfolio benefited from an overweighted position in KGHM Polska Miedz.

Stock selection was negative on a country and sector basis for the 12-month period. In terms of sector performance, the Portfolio’s energy and information technology sectors detracted from overall performance. In the energy sector, a position in Petrobras Petroleo Brasileiro contributed negatively to performance. At the country level, Taiwan, Brazil, and Russia detracted from returns, while in Taiwan, an overweighted position in Fubon Financial Holding hurt performance.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Portfolio focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance, and unintended portfolio risks are neutralized.

10

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Strong stock selection in the consumer discretionary sector benefited performance during the fiscal year. At the country level, favorable stock selection in Australia and Hong Kong was rewarded. An underweighting in Japan also helped the Portfolio.

Weak stock selection in the information technology sector detracted from results, particularly in hardware and equipment. At the country level, poor stock selection in the U.K. and Japan detracted from performance. Also, an underweighting in Austria hurt the Portfolio.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. Principal Global Investors seeks to create a well-diversified portfolio of international small-cap stocks that are not only attractively valued but also have above-average growth characteristics. This is done through both fundamental and quantitative valuation.

11

Sub-Advisor:

T. Rowe Price Associates, Inc./ClearBridge Advisors/Principal Management Corporation

What contributed to or detracted from Portfolio performance during the fiscal year?

Stock selection was strong, with each of the 10 sectors adding to relative performance. Stock selection in information technology led the way, with overweightings in Apple and Red Hat (a packaged software company) adding the most to performance relative to the benchmark index. Also, the Portfolio held stocks that had weaker price momentum than the stocks held in the index, which added to returns as price momentum was not favored.

During the fiscal year the Portfolio held stocks that in aggregate were more volatile than the stocks held within the benchmark index, which detracted from returns over the period. A slight overweighting in the energy sector hurt performance as well, as this sector underperformed the benchmark index. Finally, having a slightly lower market capitalization than that of the index detracted from returns, because larger-cap stocks rallied strongly overall during the period.

Were there any changes to the Portfolio’s composition during the fiscal year?

At the end of June 2009, Principal Management Corporation began implementing a core-satellite structure with this Portfolio. The process of adding a core portfolio was completed in early July, and in October 2009, ClearBridge Advisors was added as a co-sub-advisor with T. Rowe Price. In a core-satellite structure, a fund is comprised of a “core” portfolio plus two or more “satellite” portfolios. The core portfolio serves as the foundation for the fund and is actively managed within narrow risk constraints. Its key goal is to help mitigate volatility within the fund. On the other hand, the key goal for the satellite portfolios — which are also actively managed — is to deliver excess return relative to their benchmarks. Due to this mandate, the satellite portfolios have correspondingly wider risk constraints.

T. Rowe Price keeps sector weightings approximately equal to those of the S&P 500. A team of T. Rowe Price equity analysts selects stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and value of the stock. ClearBridge — while maintaining characteristics similar to the S&P 500 — seeks stocks across the market spectrum and, being more opportunistic, tends to stray more from the index’s sector and industry weightings than T. Rowe Price.

12

Sub-Advisor:

Columbus Circle Investors

What contributed to or detracted from Portfolio performance during the fiscal year?

Apple, Amazon, and Google were the three most significant positive contributors to performance during the year. Apple’s strong performance was based on continued strength in its core PC business and accelerating benefits from its iPhone franchise that is profiting from product innovation and geographic expansion into underpenetrated foreign markets, such as China. Amazon’s gains were predicated on strong online purchasing trends, as consumers increasingly use the company’s e-commerce site for its convenience, comprehensive offerings, and competitively priced products. In addition, the company benefitted from the rapid adoption of its innovative Kindle electronic book-reading device. Google’s strength was predicated on the benefits an improving global economy had for online advertising spending, particularly within the nascent wireless market. The company also increasingly monetized content, such as YouTube videos, to drive revenue growth, and is positioned to further penetrate the wireless segment with the proliferation of its Android platform and its own handset devices that are scheduled for launch in early 2010.

The most significant detractors from performance over the last year were Delta Airlines, Wells Fargo, and State Street. Delta’s traffic and passenger revenue trends were hindered by growing economic weakness, along with the fear of swine flu that curtailed discretionary travel. Wells Fargo and State Street were victims of increased concerns about the capital adequacy of banks early in 2009, before the government’s stress test assessment essentially resolved this issue for investors around mid-2009. Due to the uncertainty of potential earnings dilution, the Portfolio’s exposure to financials was reduced. Wells Fargo and State Street were sold out of the Portfolio, as they were considered the Portfolio’s lowest-conviction holdings given the environment.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio’s investment strategies are based on the premise that companies doing better than expected will have rising securities prices, while companies producing lower-than-expected results will not. This discipline is referred to as positive momentum and positive surprise. Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, the portfolio management team selects companies that meet the criteria of positive momentum and positive surprise.

13

Sub-Advisor:

T. Rowe Price Associates, Inc./Brown Advisory/Principal Management Corporation

What contributed to or detracted from Portfolio performance during the fiscal year?

Stock selection was extremely strong over the 12-month period, particularly in the information technology sector. In fact, of the 10 largest individual contributors to performance, six were overweightings in information technology names, led by Marvell Technology Group. Sector-positioning relative to the index also added to performance, led by an average underweighting of almost 9% to the lagging consumer staples sector. Finally, having a beta that on average was higher than that of the benchmark index significantly benefited returns.

Stock selection was negative in the consumer staples sector. In addition, a slight overweighting in the energy sector detracted from returns, as this sector lagged the returns of the benchmark index. Also, over the period the Portfolio held stocks that, on average, exhibited more price volatility than the stocks in the index, which hurt performance.

Were there any changes to the Portfolio’s composition during the fiscal year?

At the end of June 2009, Principal Management Corporation began implementing a core-satellite structure with this Portfolio. The process was completed in early July. Also in July, Brown Advisory was added as a co-sub-advisor with T. Rowe Price on this Fund. In a core-satellite structure, a fund is comprised of a “core” portfolio plus two or more “satellite” portfolios. The core portfolio serves as the foundation for the fund and is actively managed within narrow risk constraints. Its key goal is to help mitigate volatility within the fund. On the other hand, the key goal for the satellite portfolios — which are also actively managed — is to deliver excess return relative to their benchmarks. Due to this mandate, the satellite portfolios have correspondingly wider risk constraints.

T. Rowe Price seeks to identify high-quality large-cap growth companies that they believe can generate real, sustainable double-digit earnings growth. T. Rowe Price follows a clearly defined investment process emphasizing fundamental research and active, bottom-up stock selection. Brown Advisory’s process starts with fundamental research conducted by research analysts who take a “private company approach,” in that they seek to own businesses that are industry leaders or hold a proprietary advantage over the competition. Analysts also develop an upside case and a downside case for each stock under consideration.

14

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

All 10 of the economic sectors in the index posted positive returns during the 12-month period, with the information technology and materials sectors providing the largest positive returns. The telecommunication services and utilities sectors delivered the least positive returns during the 12-month period.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio uses a passive indexing strategy and does not attempt to manage market volatility, use defensive strategies, or reduce the effect of any long-term periods of negative stock market performance.

15

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio benefited from stock selection in the consumer staples and materials sectors. In the consumer staples sector, overweighted positions in Del Monte Foods Corp. and Reynolds American, Inc. added value. In the materials sector, overweighted positions in Cliffs Natural Resources, Inc. and Century Aluminum Co. contributed to the positive relative performance.

The Portfolio’s stock selection was poor in the consumer discretionary and health care sectors. Underperformance in the consumer discretionary sector derived mainly from an underweighted position in Ford Motor Co. and an overweighted position in D.R. Horton, Inc. In health care, underperformance was due to an underweighted position in WellPoint, Inc. and an overweighted position in Omnicare, Inc.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Portfolio focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance and unintended portfolio risks are neutralized.

16

Sub-Advisor:

AllianceBernstein L.P./Westwood Management Corporation/Principal Management Corporation

What contributed to or detracted from Portfolio performance during the fiscal year?

Sector positioning relative to the benchmark index was a strong contributor to positive performance for the period, due almost exclusively to an overweighting (averaging more than 6%) in the information technology sector. The Portfolio also saw strong stock selection in the consumer staples and energy sectors, which added to returns. Additionally, during the period the Portfolio held stocks that, on average, experienced less volatility than the benchmark index, which benefited relative returns.

Overall stock selection detracted from returns, with the worst performance coming from the health care sector. Within health care, the largest detractor was an out-of-index holding in Becton Dickinson. A slight underweighting in the health care sector hurt performance as well; though the underweighting averaged only 1%, the health care sector posted returns that were stronger than the overall index. Additionally, the Portfolio on average had a lower beta than the benchmark index over the period, which detracted from returns in a strongly positive market.

Were there any changes to the Portfolio’s composition during the fiscal year?

At the end of June 2009, Principal Management Corporation began implementing a core-satellite structure with this Portfolio. The process was completed in early July. In a core-satellite structure, a fund is comprised of a “core” portfolio plus two or more “satellite” portfolios. The core portfolio serves as the foundation for the fund and is actively managed within narrow risk constraints. Its key goal is to help mitigate volatility within the fund. On the other hand, the key goal for the satellite portfolios — which are also actively managed — is to deliver excess return relative to their benchmarks. Due to this mandate, the satellite portfolios have correspondingly wider risk constraints.

AllianceBernstein seeks to take advantage of pricing distortions due to short-term events. Value investing requires in-depth research into companies and industries and the discipline to stand by a company while it addresses temporary problems — even when others are avoiding it. AllianceBernstein identifies value by using a dividend discount model, which compares the present value of each company’s projected cash flows to its current stock price to calculate the stock’s long-term expected return. Westwood seeks to capture price anomalies that stem from operational improvements that they believe will result in significantly stronger earnings and long-term outperformance for the stock. Analysts focus on ideas that have limited downside risk and the opportunity to generate earnings and cash flows that are higher than what is implied by the current stock price.

17

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Liberty Media Capital Corporation (which has a number of assets that the company uses to create shareholder value) added significant value during the 12-month period. The firm rose substantially due, in part, to its loan to Sirius XM Radio in return for a 40% equity stake. Encore Acquisition Company (a domestic energy producer focused mainly on oil production) also benefited returns. The company rose over 88% in the period, in part from an agreement to be acquired by Denbury Resources. Additionally, Discovery Communications Incorporated (a global media company that owns channels such as Discovery, TLC, and Animal Planet) added to performance, rising 116% over the period.

Covanta Holding Company (which operates facilities that convert waste to energy in the U.S., Europe, and Asia) detracted from returns. While Covanta’s waste destruction business continued to be stable, the power markets into which Covanta sells energy weakened with the economy in 2009, causing energy revenue to fall. Allegheny Energy Incorporated also hurt performance over the period. The company was hampered by weak power markets in the Northeast due to the economic recession. Additionally, Mercury General Corporation (which underwrites auto insurance policies in California and is expanding into several other states) fell 8% in the period as the underwriting cycle continued to be weak, resulting in lower pricing and tougher competition.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio strategy includes superior stock selection combined with disciplined risk management as the key to consistent outperformance. Superior stock selection is achieved through systematic evaluation of company fundamentals to produce in-depth original research. By focusing on fundamental research, four critical drivers of stock selection are emphasized: 1) sustainable competitive advantages, 2) market dominance in niche industries, 3) ability to generate high returns on invested capital consistently, and 4) attractive valuation.

18

Sub-Advisor:

Mellon Capital Management

What contributed to or detracted from Portfolio performance during the fiscal year?

During the period, selection within health care providers and services contributed to performance. The financials sector had a positive impact as the consumer finance industry was added during the period. The consumer staples sector benefited performance. Security selection within personal products also had a positive impact.

The information technology sector had a negative impact on performance. Security selection within IT services and semiconductors and semiconductor equipment detracted from performance. Selection within the oil, gas, and consumable fuels industry weighed on the performance of the energy sector during the period. The consumer discretionary sector detracted from performance. Within this sector, security selection within the multiline retail industry underperformed.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio will retain its diverse economic sector approach to portfolio construction relative to the performance benchmark. What that implies is Portfolio economic sector exposures and risk characteristics that are roughly in line with the benchmark. The Portfolio will also stay fully invested at all times, with cash balances at minimal levels and being held purely for transactional purposes. The management team will also continue to use their quantitatively based model to guide stock selections to companies that offer good growth prospects at a reasonable valuation — firms that should be successful in a variety of economic environments. By following this approach, individual stock selection will be allowed to continue driving the Portfolio’s future performance.

19

Sub-Advisor:

Jacobs Levy Equity Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

Security selection in the financial, industrial, materials, and consumer discretionary sectors contributed positively to Portfolio performance. Security selection as well as an overweighting in information technology also helped returns. Additionally, the Portfolio benefited from emphasizing both stocks with smaller-than-benchmark market capitalizations as well as less expensive stocks during the period.

Security selection in the energy, health care, and telecommunications services sectors detracted from Portfolio performance. An underweighting in consumer discretionary also negatively impacted returns.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. Jacobs Levy believes the market is permeated with inefficiencies that are substantial enough in number and effect to offer opportunities for profitable active investment. They use intensive statistical modeling of a wide range of stocks and a variety of proprietary factors to detect and exploit these opportunities. Jacobs Levy uses a quantitative approach to build a diversified portfolio of mid-cap stocks.

20

Money Market Account

Average Annual Total Returns
as of December 31, 2009

	Inception
Class	Date	1 Year	5 Year	10 Year
Class 1	03/18/1983	0.22%	3.01%	2.80%
Class 2	01/08/2007	0.18%	2.76%	2.49%

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s allocation to Variable Rate Demand Notes (VRDNs) was a positive contributor to performance as the rates on VRDNs did not fall as fast or as low as those of other high-quality investments. Outstanding commercial paper in the market declined, thus putting pressure on rates as demand remained high. During the fourth quarter of the period, the Portfolio’s average days to maturity was extended into the mid 60s in an attempt to maintain the yield in an environment where short-term rates continued to decline. The Portfolio is limited to investing no more than 25% of its net asset value in any one industry, including foreign banks. However, most of the Portfolio’s peers do not have the same limitation, and thus had a larger percentage invested in foreign banks during the period. Commercial paper rates were tiered over the period, with foreign bank levels being higher than industrial credits and other alternatives. The Portfolio maintained a shorter average-days-to-maturity than its peer group for the first half of the period due to the limited number of securities on the Portfolio’s approved list that could be invested in beyond 90 days, which also detracted.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research-driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Portfolio’s process, aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates are not part of the overall process.

21

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The best-performing sector was the non-agency collateralized mortgage obligations (CMO) sector, which continued to see strong demand as investors looked for higher-yielding assets in spite of generally worsening credit trends. The Portfolio’s higher-coupon (5.50% and higher) 30-year agency mortgage-backed securities (MBS) also performed well as investors began to price extension risk (risk that the duration of an investment extends as interest rates rise) into lower-coupon MBS. Additionally, the Portfolio’s small positions in asset-backed securities and commercial mortgage-backed securities performed well, as those sectors continued to see spread-tightening as well.

The Portfolio’s agency debt sector underperformed significantly as foreign investors and others continued to shy away from putting new money into this sector. Cash and U.S. Treasury positions also underperformed as investors looked for higher-yielding assets and Treasury supply continued unabated. Additionally, the Portfolio was slightly long in duration for much of the period, which hindered performance as interest rates rose over the period.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The portfolio manager emphasizes a value-based, bottom-up approach to picking individual securities. Mortgage-backed securities and collateralized mortgage obligations comprise the majority of portfolio holdings, while a small allocation to Treasury and agency securities is used to manage liquidity and duration. The manager strives to keep the Portfolio’s duration close to that of its benchmark to prevent performance from being whipsawed or left behind by large interest-rate movements.

22

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

Stock performance within health care was the biggest positive contributor to performance. McKesson Corporation (a major health care distribution company) exceeded earnings expectations for most of the period. Stock performance within energy was the second-largest positive contributor. Occidental Petroleum (whose business is price-sensitive to oil prices) saw its stock price increase as oil prices rose during the period. Stock performance within the consumer discretionary sector was the third positive contributor. Nordstrom was positively impacted by a forecasted rise in consumer spending as fears of a recession receded and positive Gross Domestic Product was recorded during the fourth quarter.

Stock performance within industrials was the biggest detractor to performance. The U.S. government’s stimulus package was slow to have an impact on companies that are involved in building construction, like Jacobs Engineering. Stock performance within the technology sector was a second detractor. Itron (a technology provider to global energy industries) and Trimble Navigation (a provider of advance positioning technology) lagged as a result of the slow rollout of the government’s stimulus package. Stock performance within the consumer staples sector also hurt returns. Costco and Kroger declined as defensive stocks fell out of favor. In addition, a grocery store price war impacted Kroger, with Costco being affected to a lesser extent.

Were there any changes to the Portfolio’s composition during the fiscal year?

On June 30, 2009, the West Coast Equity Fund changed its name to the Principal Capital Appreciation Fund and eliminated its geographical focus on companies that resided primarily on the West Coast. The Principal Capital Appreciation Fund possesses the flexibility to invest in companies of any size. Its investment universe consists of stocks of small-, mid-, and large-cap companies located primarily in the United States.

The manager begins the investment process by looking at the more than 6,400 publicly traded companies. This group is then screened for high return on invested capital, attractive free cash flow, growing sales per share, and high inside ownership. Typically, these screens reduce the number of companies to about 1,400, which are subsequently researched to identify “best companies” within specific sectors. The equity research team evaluates each company to identify its individual competitive advantages and to analyze the barriers to entry present in its industry. This further reduces the list to 400 companies, which are then evaluated to identify those firms that offer a good value within the current and anticipated economic environment. From the resulting list of approximately 150–175 companies, securities are considered for purchase when they are trading at the low end of their historical valuation range or at a discount to their enterprise value.

23

Sub-Advisor:

Principal Management Corporation/Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Exposure to specialty asset classes through the Preferred Securities Fund, High Yield Fund I, and International Emerging Markets Fund contributed positively to overall returns for the Principal LifeTime Portfolios, as these funds delivered strong performance for the 12-month period. The fixed-income component of the Principal LifeTime Portfolios significantly outperformed the Barclays Capital Aggregate Bond Index as credit markets improved. In particular, the Bond & Mortgage Securities Fund rebounded substantially in 2009, outpacing the Barclays Capital Aggregate Bond Index as well as its Morningstar Intermediate-Term Bond peer group median. Additionally, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, added value as it significantly outpaced the Russell 1000® Growth Index as well as the broad Russell 3000® Index. Finally, despite underperforming their respective benchmark indexes, the four international equity funds that comprise the international equity component of the Principal LifeTime Portfolios, as a group, outperformed the MSCI EAFE Index due to strong performance by the emerging markets allocation.

For the 12-month period, the domestic equity component of the Principal LifeTime Portfolios as a whole underperformed the broad Russell 3000® Index. Also, the Real Estate Securities Fund underperformed the MSCI REIT Index for the 12-month period, detracting from the relative performance of the Principal LifeTime Portfolios.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Principal LifeTime 2010 Portfolio is well-diversified by asset classes and underlying funds. The major asset classes of the Portfolio (U.S. equities, non-U.S. equities, and fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market capitalizations, and other characteristics are carefully monitored and neutralized where possible. The Portfolio is professionally managed to become more conservative over time, as its target date approaches. The target date is the approximate date when the investor starts to take money out of the investment. Each Principal LifeTime Portfolio is weighted to reflect a targeted level of risk. Over time, the weightings are adjusted based on predetermined formulas to reduce the level of potential risk as the Portfolio’s maturity date approaches.

24

Sub-Advisor:

Principal Management Corporation/Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Exposure to specialty asset classes through the Preferred Securities Fund, High Yield Fund I, and International Emerging Markets Fund contributed positively to overall returns for the Principal LifeTime Portfolios, as these funds delivered strong performance for the 12-month period. The fixed-income component of the Principal LifeTime Portfolios significantly outperformed the Barclays Capital Aggregate Bond Index as credit markets improved. In particular, the Bond & Mortgage Securities Fund rebounded substantially in 2009, outpacing the Barclays Capital Aggregate Bond Index as well as its Morningstar Intermediate-Term Bond peer group median. Additionally, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, added value as it significantly outpaced the Russell 1000® Growth Index as well as the broad Russell 3000® Index. Finally, despite underperforming their respective benchmark indexes, the four international equity funds that comprise the international equity component of the Principal LifeTime Portfolios, as a group, outperformed the MSCI EAFE Index due to strong performance by the emerging markets allocation.

For the 12-month period, the domestic equity component of the Principal LifeTime Portfolios as a whole underperformed the broad Russell 3000® Index. Also, the Real Estate Securities Fund underperformed the MSCI REIT Index for the 12-month period, detracting from the relative performance of the Principal LifeTime Portfolios.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Principal LifeTime 2020 Portfolio is well-diversified by asset classes and underlying funds. The major asset classes of the Portfolio (U.S. equities, non-U.S. equities, and fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market capitalizations, and other characteristics are carefully monitored and neutralized where possible. The Portfolio is professionally managed to become more conservative over time, as its target date approaches. The target date is the approximate date when the investor starts to take money out of the investment. Each Principal LifeTime Portfolio is weighted to reflect a targeted level of risk. Over time, the weightings are adjusted based on predetermined formulas to reduce the level of potential risk as the Portfolio’s maturity date approaches.

25

Sub-Advisor:

Principal Management Corporation/Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Exposure to specialty asset classes through the Preferred Securities Fund, High Yield Fund I, and International Emerging Markets Fund contributed positively to overall returns for the Principal LifeTime Portfolios, as these funds delivered strong performance for the 12-month period. The fixed-income component of the Principal LifeTime Portfolios significantly outperformed the Barclays Capital Aggregate Bond Index as credit markets improved. In particular, the Bond & Mortgage Securities Fund rebounded substantially in 2009, outpacing the Barclays Capital Aggregate Bond Index as well as its Morningstar Intermediate-Term Bond peer group median. Additionally, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, added value as it significantly outpaced the Russell 1000® Growth Index as well as the broad Russell 3000® Index. Finally, despite underperforming their respective benchmark indexes, the four international equity funds that comprise the international equity component of the Principal LifeTime Portfolios, as a group, outperformed the MSCI EAFE Index due to strong performance by the emerging markets allocation.

For the 12-month period, the domestic equity component of the Principal LifeTime Portfolios as a whole underperformed the broad Russell 3000® Index. Also, the Real Estate Securities Fund underperformed the MSCI REIT Index for the 12-month period, detracting from the relative performance of the Principal LifeTime Portfolios.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Principal LifeTime 2030 Portfolio is well-diversified by asset classes and underlying funds. The major asset classes of the Portfolio (U.S. equities, non-U.S. equities, and fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market capitalizations, and other characteristics are carefully monitored and neutralized where possible. The Portfolio is professionally managed to become more conservative over time, as its target date approaches. The target date is the approximate date when the investor starts to take money out of the investment. Each Principal LifeTime Portfolio is weighted to reflect a targeted level of risk. Over time, the weightings are adjusted based on predetermined formulas to reduce the level of potential risk as the Portfolio’s maturity date approaches.

26

Sub-Advisor:

Principal Management Corporation/Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Exposure to specialty asset classes through the Preferred Securities Fund, High Yield Fund I, and International Emerging Markets Fund contributed positively to overall returns for the Principal LifeTime Portfolios, as these funds delivered strong performance for the 12-month period. The fixed-income component of the Principal LifeTime Portfolios significantly outperformed the Barclays Capital Aggregate Bond Index as credit markets improved. In particular, the Bond & Mortgage Securities Fund rebounded substantially in 2009, outpacing the Barclays Capital Aggregate Bond Index as well as its Morningstar Intermediate-Term Bond peer group median. Additionally, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, added value as it significantly outpaced the Russell 1000® Growth Index as well as the broad Russell 3000® Index. Finally, despite underperforming their respective benchmark indexes, the four international equity funds that comprise the international equity component of the Principal LifeTime Portfolios, as a group, outperformed the MSCI EAFE Index due to strong performance by the emerging markets allocation.

For the 12-month period, the domestic equity component of the Principal LifeTime Portfolios as a whole underperformed the broad Russell 3000® Index. Also, the Real Estate Securities Fund underperformed the MSCI REIT Index for the 12-month period, detracting from the relative performance of the Principal LifeTime Portfolios.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Principal LifeTime 2040 Portfolio is well-diversified by asset classes and underlying funds. The major asset classes of the Portfolio (U.S. equities, non-U.S. equities, and fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market capitalizations, and other characteristics are carefully monitored and neutralized where possible. The Portfolio is professionally managed to become more conservative over time, as its target date approaches. The target date is the approximate date when the investor starts to take money out of the investment. Each Principal LifeTime Portfolio is weighted to reflect a targeted level of risk. Over time, the weightings are adjusted based on predetermined formulas to reduce the level of potential risk as the Portfolio’s maturity date approaches.

27

Sub-Advisor:

Principal Management Corporation/Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Exposure to specialty asset classes through the Preferred Securities Fund, High Yield Fund I, and International Emerging Markets Fund contributed positively to overall returns for the Principal LifeTime Portfolios, as these funds delivered strong performance for the 12-month period. The fixed-income component of the Principal LifeTime Portfolios significantly outperformed the Barclays Capital Aggregate Bond Index as credit markets improved. In particular, the Bond & Mortgage Securities Fund rebounded substantially in 2009, outpacing the Barclays Capital Aggregate Bond Index as well as its Morningstar Intermediate-Term Bond peer group median. Additionally, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, added value as it significantly outpaced the Russell 1000® Growth Index as well as the broad Russell 3000® Index. Finally, despite underperforming their respective benchmark indexes, the four international equity funds that comprise the international equity component of the Principal LifeTime Portfolios, as a group, outperformed the MSCI EAFE Index due to strong performance by the emerging markets allocation.

For the 12-month period, the domestic equity component of the Principal LifeTime Portfolios as a whole underperformed the broad Russell 3000® Index. Also, the Real Estate Securities Fund underperformed the MSCI REIT Index for the 12-month period, detracting from the relative performance of the Principal LifeTime Portfolios.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Principal LifeTime 2050 Portfolio is well-diversified by asset classes and underlying funds. The major asset classes of the Portfolio (U.S. equities, non-U.S. equities, and fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market capitalizations, and other characteristics are carefully monitored and neutralized where possible. The Portfolio is professionally managed to become more conservative over time, as its target date approaches. The target date is the approximate date when the investor starts to take money out of the investment. Each Principal LifeTime Portfolio is weighted to reflect a targeted level of risk. Over time, the weightings are adjusted based on predetermined formulas to reduce the level of potential risk as the Portfolio’s maturity date approaches.

28

Sub-Advisor:

Principal Management Corporation/Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Exposure to specialty asset classes through the Preferred Securities Fund, High Yield Fund I, and International Emerging Markets Fund contributed positively to overall returns for the Principal LifeTime Portfolios, as these funds delivered strong performance for the 12-month period. As with the quarterly returns, the fixed-income component of the Principal LifeTime Portfolios significantly outperformed the Barclays Capital Aggregate Bond Index as credit markets improved. In particular, the Bond & Mortgage Securities Fund rebounded substantially in 2009, outpacing the Barclays Capital Aggregate Bond Index as well as its Morningstar Intermediate-Term Bond peer group median. Additionally, the LargeCap Growth Fund I, co-sub-advised by T. Rowe Price and Brown Advisory, added value as it significantly outpaced the Russell 1000® Growth Index as well as the broad Russell 3000® Index. Finally, despite underperforming their respective benchmark indexes, the four international equity funds that comprise the international equity component of the Principal LifeTime Portfolios, as a group, outperformed the MSCI EAFE Index due to strong performance by the emerging markets allocation.

For the 12-month period, the domestic equity component of the Principal LifeTime Portfolios as a whole underperformed the broad Russell 3000® Index. Also, the Real Estate Securities Fund underperformed the MSCI REIT Index for the 12-month period, detracting from the relative performance of the Principal LifeTime Portfolios.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Principal LifeTime Strategic Income Portfolio is well-diversified by asset classes and underlying funds. The major asset classes of the Portfolio (U.S. equities, non-U.S. equities, and fixed income) are constructed to provide diversification by investment process, style, and investment manager. Overall exposures to growth, value, market capitalizations, and other characteristics are carefully monitored and neutralized where possible.

29

Sub-Advisor:

Principal Real Estate Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Strong stock selection in the strip-mall shopping center sector benefited performance and was primarily attributable to the avoidance of Regency Centers (which significantly underperformed for the 12-month period due to disappointing earnings and downward revisions to guidance). Also, an underweighting in the underperforming diversified sector helped relative performance, as did strong security selection in the sector (in particular, an overweighting in Vornado Realty, which proved to be a top performer). Additionally, the industrial sector experienced good stock selection across all companies; the avoidance of First Industrial Realty benefited returns the most in this sector.

The apartment sector hurt performance, due to both poor allocation and weak stock selection. The Portfolio was underweighted in this sector, which outperformed for the period, and at the same time the Portfolio had poor stock timing in and out of positions in BRE Properties and Colonial Properties. The Portfolio’s largest individual detractor for the period was an overweighted position in Alexandria, which underperformed. Additionally, the decision to underweight high-leverage office owner HRPT Property Trust hurt relative performance, as the company rallied significantly during the period.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio’s philosophy is that superior returns are achieved by investing in high-quality companies expected to experience favorable trends without overpaying for them. The Portfolio’s strategy encompasses a bottom-up, fundamental research-based process that includes index-relative portfolio construction with a quality bias.

30

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s fixed-income exposures provided large positive contributions to relative performance for the period. In particular, the Portfolio’s allocations to high-yield and investment-grade corporate bonds were favorable, adding to relative performance as they both outperformed the Barclays Capital Aggregate Bond Index, while the investment-grade component outperformed its benchmark index as well. Additionally, the Portfolio’s exposure to large-cap growth securities added to relative performance through strong performance versus both the S&P 500 and the asset class-specific benchmark index.

The Portfolio’s allocation to large-cap value equities proved to be a primary detractor from relative performance, as this asset class significantly underperformed the S&P 500 while also lagging its respective benchmark index. Although small-cap growth holdings in general outperformed the broad market (as measured by the Russell 2000® Growth Index and the S&P 500), The Portfolio’s exposure to this asset class underperformed the Russell 2000® Growth Index, particularly in the first half of the period. Additionally, the Portfolio’s allocation to international developed-market equities lagged its benchmark index, detracting from relative performance.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

31

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s fixed-income exposures provided large positive contributions to relative performance for the period. In particular, the Portfolio’s allocations to high-yield and investment-grade corporate bonds were favorable, adding to relative performance as they both outperformed the Barclays Capital Aggregate Bond Index, while the investment-grade component outperformed its benchmark index as well. Additionally, the Portfolio’s exposure to large-cap growth securities added to relative performance through strong performance versus both the S&P 500 and the asset class-specific benchmark index.

The Portfolio’s allocation to large-cap value equities proved to be a primary detractor from relative performance, as this asset class significantly underperformed the S&P 500 while also lagging its respective benchmark index. Although small-cap growth holdings in general outperformed the broad U.S. equities market (as measured by the Russell 2000® Growth Index and the S&P 500), the Portfolio’s exposure to this asset class underperformed the Russell 2000® Growth Index, particularly in the first half of the period. Additionally, the Portfolio’s allocation to international developed-market equities lagged its benchmark index, detracting from relative performance.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

32

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s fixed-income exposures provided large positive contributions to relative performance for the period. In particular, the Portfolio’s allocations to high-yield and investment-grade corporate bonds were favorable, adding to relative performance as they both outperformed the Barclays Capital Aggregate Bond Index, while the investment-grade component outperformed its benchmark index as well. Additionally, the Portfolio’s exposure to large-cap growth securities added to relative performance through strong performance versus both the S&P 500 and the asset class-specific benchmark index.

The Portfolio’s allocation to large-cap value equities proved to be a primary detractor from relative performance, as this asset class significantly underperformed the S&P 500 while also lagging its respective benchmark index. Although small-cap growth holdings in general outperformed the broad U.S. equities market (as measured by the Russell 2000® Growth Index and the S&P 500), The Portfolio’s exposure to this asset class underperformed the Russell 2000® Growth Index, particularly in the first half of the period. Additionally, the Portfolio’s allocation to international developed-market equities lagged its benchmark index, detracting from relative performance.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

33

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s fixed-income exposures provided the largest positive contributions to relative performance for the 12-month period. In particular, the Portfolio’s allocations to high-yield and investment-grade corporate bonds were favorable, adding to relative performance as they both outperformed the Barclays Capital Aggregate Bond Index, while the investment-grade component outperformed its benchmark index as well. Additionally, the Portfolio’s exposure to preferred securities added to relative performance through strong performance versus both the Barclays Capital Aggregate Bond Index and its asset class-specific benchmark index.

The Portfolio’s allocation to large-cap value equities proved to be a primary detractor from relative performance as this asset class significantly underperformed the S&P 500, while also lagging its respective benchmark index. Although small-cap growth holdings in general outperformed the broad market (as measured by the Russell 2000® Growth Index and the S&P 500), The Portfolio’s exposure to this asset class underperformed the Russell 2000® Growth Index, particularly in the first half of the period. The Portfolio’s allocation to U.S. government securities also hurt relative returns, as this asset class underperformed the Barclays Capital Aggregate Bond Index and its benchmark index.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

34

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s exposure to large-cap growth securities proved to be a primary contributor to positive relative performance for the 12-month period, through especially strong performance versus both the S&P 500 and the asset class-specific benchmark index. The Portfolio’s allocation to international emerging-market securities also added to relative performance through continued strong results versus their domestic counterparts, as measured by the MSCI Emerging Markets Index and the S&P 500. Additionally, the Portfolio’s exposure to mid-cap growth securities added to relative performance as this asset class significantly outperformed the S&P 500.

The Portfolio’s allocation to large-cap value equities proved to be a primary detractor from relative performance as this asset class significantly underperformed the S&P 500, while also lagging its respective benchmark index. The Portfolio’s cash holdings also hurt relative returns, as cash, on an absolute basis, ended the period ranked as the worst-performing asset class held in the Portfolio (cash significantly underperformed both the S&P 500 and the Barclays Capital Aggregate Bond Index). Additionally, although small-cap growth holdings in general outperformed the broad U.S. equities market (as measured by the Russell 2000® Growth Index and the S&P 500), the Portfolio’s exposure to this asset class underperformed the Russell 2000® Growth Index, particularly in the first half of the period.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

35

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Sector allocation contributed positively to performance, as spread sectors outperformed Treasuries. The largest positive contributors were an out-of-index allocation to securitized assets (CMBS and ABS), an overweighting in investment-grade corporate bonds, and an out-of-index allocation to below-investment-grade corporate bonds. Also contributing positively was the Portfolio’s underweighting in Treasuries. Security selection, specifically within investment-grade corporate bonds, benefited performance as well. The Portfolio was long in duration, which had a slight negative impact on the Portfolio as interest rates rose during the 12-month period.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research-driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Portfolio’s process, aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates are not part of the overall process. Value is added through multiple sources, with a primary emphasis on sector and subsector as well as yield-curve positioning and individual selection.

36

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The REIT sector was the top positive contributor over the 12-month period, due to the Portfolio’s overweighted position. Higher-quality REIT bonds came back strongly from their depressed levels at the beginning of the period. Strong covenants and higher-quality properties also aided performance. Over the latter part of the period, as the outlook for the housing market began to brighten somewhat because of government tax credits and lower mortgage rates, the Portfolio’s overweighted position in the building products sector contributed strongly to performance. The RMBS sector (in which the Portfolio was heavily overweighted) also was a positive contributor. Lower mortgage rates (as compared to rates in 2008) facilitated refinancing of home mortgages, which contributed to the sector’s strong performance.

Portfolio performance was hurt by its slightly longer duration as the two-year Treasury yield increased during the period. While the spread on most of the Portfolio’s corporate holdings tightened during the period, the selloff in short Treasuries did hinder performance. The Portfolio’s substantial underweighting in airlines also detracted from performance; as air travel began to recover during 2009, this sector saw dramatic spread-tightening. Also, the Portfolio’s heavy underweighting in the auto sector negatively impacted performance. (The U.S. government tax credits for auto trade-ins contributed to this sector’s good performance in the bond market.)

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio manager takes a flexible investment approach. He selects securities from multiple fixed-income asset classes that are arrayed along the front part of the yield curve. The manager also looks for value in lower-rated corporate securities while maintaining the Portfolio’s high overall credit rating. Comprehensive credit research is conducted to identify opportunities among out-of-favor sectors and securities.

37

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Stock selection in the health care, industrial, and financial sectors contributed positively during the 12-month period. The Portfolio’s health care sector was helped by its exposure to biotechnology companies. In the industrial sector, the Portfolio benefited primarily from its holdings in commercial aerospace companies, which rebounded in 2009 (following especially weak performance in 2008). In the financial sector, the Portfolio benefited primarily from what it did not own: banks with persistent and worsening credit problems.

Stock selection in the consumer discretionary, materials, and information technology sectors detracted significantly from portfolio performance. The Portfolio’s weak performance in the consumer discretionary and materials sectors was a result of what it did not own: stocks of companies that faced the greatest distress from the previous year’s turmoil in the financial markets, as many of these stocks rebounded as improvement in the markets restored investor confidence. Additionally, the Portfolio’s holdings in the software and services industry were concentrated in companies with relatively stable revenue, which negatively impacted returns (these companies tended to substantially lag the index during the period as the market recovered and investors shifted their preference to companies with more economically sensitive revenues).

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Portfolio focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance, and unintended portfolio risks are neutralized.

38

Sub-Advisor:

Emerald Advisors Inc./Essex Investment Management Company, LLC/Principal Management Corporation

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio benefited from an underweighting in, and favorable security selection within, the industrial sector. Specifically, an out-of-index position in Bucyrus International, an overweighting in EnerSys, Inc., and an underweighting in Huron Consulting were favorable. Security selection within telecomm was also rewarded, due to an out-of-index position in SBA Communications and an overweighting in Neutral Tandem. Industry selection was an additional positive; specifically, an emphasis on the strong-performing retail soft goods category and an underweighting in the machinery industry added to returns.

Security selection detracted from results overall, with particular weakness in health care and financials. Within the health care sector, overweightings in Kendle International and Thoratec, and an underweighting and late entry to the star performer Human Genome Sciences (up over 1300% during the period), detracted the most from results. Within financials, an overweighting in PrivateBancorp and out-of-index positions in Western Alliance Bancorp and Navigators Group hindered results the most. Further, an emphasis on those stocks having the most price volatility within the index, as well as on stocks with a higher relative strength profile than that of the index, was not rewarded.

Were there any changes to the Portfolio’s composition during the fiscal year?

In July 2009, UBS was terminated as a sub-advisor for this Fund. Concurrently, Principal Management Corporation completed implementation of a core-satellite structure with this Portfolio. In a core-satellite structure, a fund is comprised of a “core” portfolio plus two or more “satellite” portfolios. The core portfolio serves as the foundation for the fund and is actively managed within narrow risk constraints. Its key goal is to help mitigate volatility within the fund. On the other hand, the key goal for the satellite portfolios —which are also actively managed — is to deliver excess return relative to their benchmarks. Due to this mandate, the satellite portfolios have correspondingly wider risk constraints.

Emerald is a small-cap growth stock specialist that uses in-depth research to identify attractive small-cap growth companies. Essex uses a focused and disciplined level of fundamental security analysis. They identify companies in the early stages of positive business and earnings change. Essex focuses on micro-cap stocks in addition to small caps. This micro-cap focus is intended to help reduce the market cap of the overall Portfolio.

39

Sub-Advisor:

J.P. Morgan Investment Management, Inc./Mellon Capital Management/Principal Management Corporation

What contributed to or detracted from Portfolio performance during the fiscal year?

A slight underweighting in financials benefited returns, as the financial sector in general lagged over the 12-month period. Security selection within the sector was also favorable, particularly in commercial banks. No one stock dominated performance; rather, a variety of active and out-of-index holdings were rewarded.

Security selection detracted from performance, due almost exclusively to poor results in the consumer discretionary sector. The Portfolio missed out on the incredible return of Dana Holding (up more than 1300% for the year), due to both an underweighting and a late entry to the name. Poor timing within Spartan Motors, which experienced its best returns early in the period, was a further hindrance. Also, a higher relative strength profile (an overweighting in stocks exhibiting upward price movement during the trailing 12-month period) as well as a slightly lower beta profile than the benchmark index were not rewarded. (A lower beta profile generally means the Portfolio is poised to capture less of the upside or downside of the market, which can detract from returns in a strong up market.)

Were there any changes to the Portfolio’s composition during the fiscal year?

At the end of June 2009, Principal Management Corporation began implementing a core-satellite structure on this Portfolio. The process was completed in early July. In a core-satellite structure, a fund is comprised of a “core” portfolio plus two or more “satellite” portfolios. The core portfolio serves as the foundation for the fund and is actively managed within narrow risk constraints. Its key goal is to help mitigate volatility within the Fund. On the other hand, the key goal for the satellite portfolios — which are also actively managed — is to deliver excess return relative to their benchmarks. Due to this mandate, the satellite portfolios have correspondingly wider risk constraints.

JP Morgan’s investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends in price momentum with attractive relative valuations. Management then uses a quadratic optimization to create a portfolio of well-diversified, compensated risks that seeks to deliver consistent returns. For each trade suggested by the optimization, the portfolio managers do in-depth fundamental research to ensure that the trade meets the original investment thesis (strong momentum with good relative value). Finally, sophisticated trading techniques ensure that the trades are executed in a cost-effective manner, ensuring that trading costs do not unduly encumber the alpha of the strategy.

Mellon Capital employs a structured process that utilizes 18 quantitative models whose respective weightings are rotated over time. Mellon’s research indicates that the breadth of fundamental characteristics included in the quantitative valuation model and the adaptive nature of the valuation model in shifting emphasis among those factors as investor preferences change, provide a framework for consistent outperformance. The majority of the stock characteristics included in the valuation model reflect fundamental health in the underlying company. However, periods of speculative zeal for low quality, fundamentally weak stocks pose a performance challenge. Additionally, the process looks to provide the majority of the returns through stock selection, and will look to minimize certain risks such as beta, sector drift, style drift, and market-cap drift.

40

Glossary

Barclays Capital Aggregate Bond Index (Formerly known as Lehman Brothers Aggregate Bond Index) is an unmanaged index of domestic, taxable fixed-income securities. The index covers the U.S. investment-grade bond market, with components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Barclays Capital Government/Mortgage Index (Formerly known as Lehman Brothers Government/Mortgage Index) is a combination of the unmanaged Barclays Capital Government Index and the unmanaged Barclays Capital Mortgage Backed Securities (MBS) Index. The Barclays Capital Government Index includes all government bonds including, but not limited to, U.S. Treasury bonds and government-sponsored agency securities, with no maturity restrictions. The MBS Index includes all securitized mortgage pools by GNMA, FNMA, and FHLMC.

Barclays Capital 1–3 Years Government/Credit Index (Formerly known as Lehman Brothers 1–3 Year Government/Credit Index) represents a combination of the Government and Corporate Bond indices with maturities between one and three years.

Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: SAM Balanced Portfolio: 60% S&P 500/40% Barclays Capital Aggregate Bond Index; SAM Conservative Balanced Portfolio: 40% S&P 500/60% Barclays Capital Aggregate Bond Index; SAM Conservative Growth Portfolio: 80% S&P 500/20% Barclays Capital Aggregate Bond Index; and SAM Flexible Income Portfolio: 20% S&P 500/80% Barclays Capital Aggregate Bond Index.

Citigroup Broad Investment-Grade Credit 1–3 Years Index is an unmanaged index of bonds designed to track the performance of bonds issued in the U.S. investment-grade bond market which have maturities 1–3 years.

Citigroup Broad Investment-Grade Index is an unmanaged index of bonds designed to track the performance of bonds issued in the U.S. investment-grade bond market.

Citigroup Mortgage Index reflects new issuance and principal paydowns of mortgage pools including GNMA, FNMA, and FHLMC pass-throughs and is re-constituted each month.

Dow Jones U.S. Moderate Conservative Portfolio Index is a total returns index that is a time-varying weighted average of stocks, bonds and cash. The DJ 40% U.S. Portfolio Index is the efficient allocation of stocks, bonds and cash in a portfolio whose semi deviation is 40% of the annualized 36 month historic semi deviation of the Dow Jones 100% U.S. Portfolio Index.

Dow Jones U.S. Moderate Portfolio Index is a benchmark designed for asset allocation strategists (portfolio builders) who are willing to take 60% of the risk of the U.S. securities market. It is a total returns index that is a time-varying weighted average of stocks, bonds and cash. The DJ 60% U.S. Portfolio Index is the efficient allocation of stocks, bonds and cash in a portfolio whose semi deviation is 60% of the annualized 36 month historic semi deviation of the Dow Jones 100% U.S. Portfolio Index. Stocks are represented by the DJ100%USPI. Bonds are represented by an equal weighting of the following three bond indexes with monthly rebalancing: Lehman Government Bonds Index, Lehman Corporate Bonds Index and Lehman Mortgage-Backed Bonds Index. Cash is represented by the 91-Day T-Bill auction average. The efficient portfolio is updated monthly.

Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index) is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, and Far East) Index is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.

Morgan Stanley Capital International (MSCI) — Emerging Markets NDTR D Index measures equity market performance in the global emerging markets. It consists of 26 emerging market countries in Europe, Latin America, and the Pacific Basin.

Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morgan Stanley Capital International (MSCI) World Ex US Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. It offers an exhaustive representation of the small cap segment by targeting companies that are in the Investable Market Index but not in the Standard Index in a particular market.

Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20-50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Diversified Emerging Markets Category Average is an average of the net asset value (NAV) returns of diversified emerging markets mutual funds which invest in companies in developing nations.

Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

41

Morningstar Foreign Small/Mid Growth Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in small- and mid-sized international stocks that are growth-oriented. Small-cap and mid-cap stocks have market capitalizations less than $5 billion. Growth is defined based on high price-to-book and price-to-cash flow ratios, relative to the MSCI EAFE index.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Mid-Cap Growth Category Average is an average of net asset value (NAV) returns of mutual funds that typically focus on mid-size companies that are projected to grow faster than average. Many of these mutual funds focus on companies in rapidly expanding industries.

Morningstar Mid-Cap Value Category Average is an average of net asset value (NAV) returns of mid-cap value mutual funds that buy stocks mainly of medium-size companies that are cheap relative to their earnings potential.

Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50–70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Retirement Income Category Average is an average of the net asset value (NAV) returns of retirement portfolios that provide a mix of stocks, bonds and cash for those investors already in or entering retirement. These portfolios tend to be managed to more of a conservative asset allocation strategy. These portfolios aim to provide investors with steady income throughout retirement.

Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

Morningstar Small Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on small companies that are fairly representative of the overall stock market in terms of valuations.

Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly expanding industries.

Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty — Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

Morningstar Target Date 2000–2010 Category Average portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2000–2010) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target Date 2016–2020 Category Average portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2016–2020) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

42

Morningstar Target Date 2026–2030 Category Average portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2026–2030) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target Date 2036–2040 Category Average portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2036–2040) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Morningstar Target Date 2050+ Category Average portfolios provide a diversified exposure to stocks, bonds, and cash for those investors who have a specific date in mind (in this case, the years 2050 and beyond) for retirement or another goal. These portfolios aim to provide investors with an optimal level of return and risk, based solely on the target date. Over time, management adjusts the allocation among asset classes to more conservative mixes as the target date approaches.

Principal LifeTime 2010 Blended Index is composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2010 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2020 Blended Index composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2020 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2030 Blended Index is composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2030 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2040 Blended Index is composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2040 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime 2050 Blended Index is composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime 2050 Fund. The index weightings adjust over time as the portfolio changes to become gradually more conservative.

Principal LifeTime Strategic Income Blended Index is composed of underlying indices that represent the target asset allocation weightings of the Principal LifeTime Strategic Income Fund.

Russell 1000® Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.

Russell 1000® Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

Russell 2000® Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.

Russell 2000® Index is an unmanaged index that measures the investment returns of the 2,000 smallest stocks in the Russell 3000® Index. Companies included are medium-size to small.

Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index is constructed to provide a comprehensive barometer of the broad market and accounts for nearly 98% of the total value of all equity traded on the U.S. exchanges. It measures the stocks that are also members of either the Russell 1000® or the Russell 2000® indexes.

Russell Midcap® Index is an unmanaged index that measures the investment returns of the 800 smallest stocks in the Russell 1000® Index.

Russell Midcap® Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell Midcap® Index with higher price-to-book ratios and higher forecasted growth rates.

Russell Midcap® Value Index is an unmanaged market-capitalization-weighted index that measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values.

S&P 500 is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.

S&P Developed ex-U.S. Small Cap Index, formerly known as CITI Group Extended Market Index (EMI) World ex-US, is an unmanaged index of the stock returns of the smallest 20% of companies of each individual country included in the index.

43

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STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

			Bond &
			Mortgage
	Asset Allocation	Balanced	Securities
Amounts in thousands, except per share amounts	Account	Account	Account
Investment in securities--at cost	$ 61,633	$ 58,763	$ 401,191
Assets
Investment in securities--at value	$ 63,135	$ 60,402	$ 372,226
Cash	5,174	333	6,291
Receivables:
Dividends and interest	212	230	2,918
Foreign currency contracts	191	–	–
Fund shares sold	8	1	1,063
Investment securities sold	153	–	210
Swap premiums paid	–	–	1,238
Unrealized gain on swap agreements	–	–	61
Variation margin on futures contracts	273	–	–
Total Assets	69,146	60,966	384,007
Liabilities
Accrued management and investment advisory fees	44	30	125
Accrued directors expenses	–	–	1
Accrued other expenses	12	17	7
Payables:
Foreign currency contracts	219	–	–
Fund shares redeemed	14	6	44
Investment securities purchased	2,301	2,765	48,014
Swap premiums received	–	–	490
Unrealized loss on swap agreements	–	–	1,331
Variation margin on futures contracts	–	1	31
Total Liabilities	2,590	2,819	50,043
Net Assets Applicable to Outstanding Shares	$ 66,556	$ 58,147	$ 333,964

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 63,882	$ 72,206	$ 403,196
Accumulated undistributed (overdistributed) net investment income (loss)	1,500	1,485	4,839
Accumulated undistributed (overdistributed) net realized gain (loss)	(409)	(17,184)	(43,598)
Net unrealized appreciation (depreciation) of investments	1,608	1,640	(30,473)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency .	(25)	–	–
Total Net Assets	$ 66,556	$ 58,147	$ 333,964
Capital Stock (par value: $.01 a share):
Shares authorized	100,000	100,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 66,556	$ 58,147	$ 333,964
Shares issued and outstanding	5,748	4,715	33,264
Net Asset Value per share	$ 11.58	$ 12.33	$ 10.04

See accompanying notes.

44

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

	Diversified		Government &
	International	Equity Income	High Quality
Amounts in thousands, except per share amounts	Account	Account	Bond Account
Investment in securities--at cost	$ 316,042	$ 386,249	$ 267,538
Foreign currency--at cost	$ 211	$ –	$ –
Assets
Investment in securities--at value	$ 365,895	$ 418,880	$ 264,810
Foreign currency--at value	212	–	–
Cash	2,716	6,190	2,388
Receivables:
Dividends and interest	633	1,418	1,164
Fund shares sold	82	29	926
Investment securities sold	33	–	2,183
Total Assets	369,571	426,517	271,471
Liabilities
Accrued management and investment advisory fees	257	186	97
Accrued distribution fees	–	7	–
Accrued directors expenses	1	–	1
Accrued other expenses	88	1	2
Payables:
Fund shares redeemed	274	2,536	76
Investment securities purchased	2,348	–	25,266
Variation margin on futures contracts	–	–	58
Total Liabilities	2,968	2,730	25,500
Net Assets Applicable to Outstanding Shares	$ 366,603	$ 423,787	$ 245,971

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 479,160	$ 499,221	$ 263,078
Accumulated undistributed (overdistributed) net investment income (loss)	(245)	4,282	9,900
Accumulated undistributed (overdistributed) net realized gain (loss)	(162,162)	(112,347)	(23,857)
Net unrealized appreciation (depreciation) of investments	49,853	32,631	(3,150)
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency .	(3)	–	–
Total Net Assets	$ 366,603	$ 423,787	$ 245,971
Capital Stock (par value: $.01 a share):
Shares authorized	300,000	200,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 364,176	$ 392,951	$ 245,971
Shares issued and outstanding	32,409	29,872	23,424
Net Asset Value per share	$ 11.24	$ 13.15	$ 10.50
Class 2: Net Assets	$ 2,427	$ 30,836	N/A
Shares issued and outstanding	214	2,354
Net Asset Value per share	$ 11.32	$ 13.10

See accompanying notes.

45

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

		International	International
		Emerging	SmallCap
Amounts in thousands, except per share amounts	Income Account	Markets Account	Account
Investment in securities--at cost	$ 191,452	$ 135,239	$ 84,891
Foreign currency--at cost	$ –	$ 771	$ 23
Assets
Investment in securities--at value	$ 197,933	$ 169,792	$ 101,184
Foreign currency--at value	–	779	23
Cash	2,201	277	607
Receivables:
Dividends and interest	2,619	177	310
Expense reimbursement from Manager	–	–	11
Foreign tax refund	–	52	–
Fund shares sold	80	24	15
Investment securities sold	–	102	41
Total Assets	202,833	171,203	102,191
Liabilities
Accrued management and investment advisory fees	84	178	104
Accrued distribution fees	2	–	–
Accrued other expenses	1	50	62
Payables:
Fund shares redeemed	62	325	6
Investment securities purchased	–	142	39
Total Liabilities	149	695	211
Net Assets Applicable to Outstanding Shares	$ 202,684	$ 170,508	$ 101,980

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 197,638	$ 189,710	$ 150,726
Accumulated undistributed (overdistributed) net investment income (loss)	1,401	164	993
Accumulated undistributed (overdistributed) net realized gain (loss)	(2,836)	(53,920)	(66,028)
Net unrealized appreciation (depreciation) of investments	6,481	34,553	16,293
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency .	–	1	(4)
Total Net Assets	$ 202,684	$ 170,508	$ 101,980
Capital Stock (par value: $.01 a share):
Shares authorized	200,000	100,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 196,424	$ 170,508	$ 101,980
Shares issued and outstanding	19,692	11,475	8,585
Net Asset Value per share	$ 9.97	$ 14.86	$ 11.88
Class 2: Net Assets	$ 6,260	N/A	N/A
Shares issued and outstanding	629
Net Asset Value per share	$ 9.95

See accompanying notes.

46

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

			LargeCap
	LargeCap Blend	LargeCap	Growth
Amounts in thousands, except per share amounts	Account II	Growth Account	Account I
Investment in securities--at cost	$ 168,823	$ 198,934	$ 175,538
Assets
Investment in securities--at value	$ 181,876	$ 242,503	$ 217,510
Cash	3,706	3,771	3,841
Receivables:
Dividends and interest	257	105	129
Expense reimbursement from Manager	3	–	3
Fund shares sold	4	10	27
Investment securities sold	356	–	739
Total Assets	186,202	246,389	222,249
Liabilities
Accrued management and investment advisory fees	118	138	143
Accrued other expenses	2	2	2
Payables:
Fund shares redeemed	1,304	158	52
Investment securities purchased	407	3,786	25
Variation margin on futures contracts	54	–	74
Total Liabilities	1,885	4,084	296
Net Assets Applicable to Outstanding Shares	$ 184,317	$ 242,305	$ 221,953

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 234,425	$ 298,994	$ 242,608
Accumulated undistributed (overdistributed) net investment income (loss)	2,359	–	119
Accumulated undistributed (overdistributed) net realized gain (loss)	(65,532)	(100,258)	(62,802)
Net unrealized appreciation (depreciation) of investments	13,065	43,569	42,028
Total Net Assets	$ 184,317	$ 242,305	$ 221,953
Capital Stock (par value: $.01 a share):
Shares authorized	300,000	300,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 183,485	$ 241,670	$ 221,953
Shares issued and outstanding	29,527	18,907	12,407
Net Asset Value per share	$ 6.21	$ 12.78	$ 17.89
Class 2: Net Assets	$ 832	$ 635	N/A
Shares issued and outstanding	133	50
Net Asset Value per share	$ 6.24	$ 12.80

See accompanying notes.

47

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

	LargeCap S&P
	500 Index	LargeCap Value	LargeCap Value
Amounts in thousands, except per share amounts	Account	Account	Account III
Investment in securities--at cost	$ 116,837	$ 148,602	$ 197,764
Assets
Investment in securities--at value	$ 115,671	$ 154,526	$ 222,914
Cash	255	242	4,830
Receivables:
Dividends and interest	156	244	361
Expense reimbursement from Manager	–	–	2
Fund shares sold	213	5	8
Investment securities sold	257	–	845
Prepaid expenses	–	–	1
Total Assets	116,552	155,017	228,961
Liabilities
Accrued management and investment advisory fees	25	78	144
Accrued other expenses	6	3	–
Payables:
Fund shares redeemed	246	103	369
Investment securities purchased	–	–	829
Variation margin on futures contracts	9	4	89
Total Liabilities	286	188	1,431
Net Assets Applicable to Outstanding Shares	$ 116,266	$ 154,829	$ 227,530

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 124,674	$ 207,488	$ 286,270
Accumulated undistributed (overdistributed) net investment income (loss)	571	705	939
Accumulated undistributed (overdistributed) net realized gain (loss)	(7,828)	(59,294)	(84,823)
Net unrealized appreciation (depreciation) of investments	(1,151)	5,930	25,144
Total Net Assets	$ 116,266	$ 154,829	$ 227,530
Capital Stock (par value: $.01 a share):
Shares authorized	100,000	100,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 116,266	$ 154,829	$ 227,530
Shares issued and outstanding	14,761	7,257	26,267
Net Asset Value per share	$ 7.88	$ 21.34	$ 8.66

See accompanying notes.

48

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

	MidCap Blend	MidCap Growth	MidCap Value
Amounts in thousands, except per share amounts	Account	Account I	Account II
Investment in securities--at cost	$ 378,719	$ 48,226	$ 85,774
Assets
Investment in securities--at value	$ 385,256	$ 50,548	$ 96,048
Cash	3,188	29	559
Receivables:
Dividends and interest	192	31	96
Expense reimbursement from Manager	–	–	4
Fund shares sold	8	5	131
Investment securities sold	2,570	–	1,103
Total Assets	391,214	50,613	97,941
Liabilities
Accrued management and investment advisory fees	190	38	85
Accrued distribution fees	2	–	–
Accrued other expenses	17	2	3
Payables:
Fund shares redeemed	851	3	2
Investment securities purchased	993	–	1,613
Total Liabilities	2,053	43	1,703
Net Assets Applicable to Outstanding Shares	$ 389,161	$ 50,570	$ 96,238

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 388,122	$ 61,719	$ 135,343
Accumulated undistributed (overdistributed) net investment income (loss)	1,763	164	1,134
Accumulated undistributed (overdistributed) net realized gain (loss)	(7,261)	(13,635)	(50,513)
Net unrealized appreciation (depreciation) of investments	6,537	2,322	10,274
Total Net Assets	$ 389,161	$ 50,570	$ 96,238
Capital Stock (par value: $.01 a share):
Shares authorized	105,000	100,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 379,151	$ 50,570	$ 96,238
Shares issued and outstanding	12,131	6,232	9,280
Net Asset Value per share	$ 31.25	$ 8.11	$ 10.37
Class 2: Net Assets	$ 10,010	N/A	N/A
Shares issued and outstanding	320
Net Asset Value per share	$ 31.23

See accompanying notes.

49

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

		Mortgage	Principal Capital
	Money Market	Securities	Appreciation
Amounts in thousands, except per share amounts	Account	Account	Account(a)
Investment in securities--at cost	$ 385,221	$ 232,047	$ 71,580
Assets
Investment in securities--at value	$ 385,221	$ 235,111	$ 100,609
Cash	7	6,342	1,005
Receivables:
Dividends and interest	44	1,136	112
Expense reimbursement from Manager	58	–	–
Expense reimbursement from Underwriter	1	–	–
Fund shares sold	666	192	–
Investment securities sold	31	58	148
Total Assets	386,028	242,839	101,874
Liabilities
Accrued management and investment advisory fees	142	99	53
Accrued distribution fees	1	–	1
Accrued directors expenses	3	–	–
Accrued other expenses	3	1	4
Payables:
Fund shares redeemed	412	74	88
Investment securities purchased	–	7,201	550
Total Liabilities	561	7,375	696
Net Assets Applicable to Outstanding Shares	$ 385,467	$ 235,464	$ 101,178

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 385,769	$ 237,633	$ 72,465
Accumulated undistributed (overdistributed) net investment income (loss)	–	1,198	282
Accumulated undistributed (overdistributed) net realized gain (loss)	(302)	(6,431)	(598)
Net unrealized appreciation (depreciation) of investments	–	3,064	29,029
Total Net Assets	$ 385,467	$ 235,464	$ 101,178
Capital Stock (par value: $.01 a share):
Shares authorized	1,500,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 381,238	$ 233,789	$ 94,039
Shares issued and outstanding	381,531	23,217	4,891
Net Asset Value per share	$ 1.00	$ 10.07	$ 19.23
Class 2: Net Assets	$ 4,229	$ 1,675	$ 7,139
Shares issued and outstanding	4,238	166	372
Net Asset Value per share	$ 1.00	$ 10.09	$ 19.17

(a)	Effective June 30, 2009, West Coast Equity Account changed its name to Principal Capital Appreciation Account.

See accompanying notes.

50

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

	Principal	Principal	Principal
	LifeTime 2010	LifeTime 2020	LifeTime 2030
Amounts in thousands, except per share amounts	Account	Account	Account
Investment in affiliated securities--at cost	$ 52,390	$ 218,852	$ 69,030
Assets
Investment in affiliated securities--at value	$ 43,193	$ 177,535	$ 64,611
Receivables:
Dividends and interest	162	698	264
Fund shares sold	35	59	49
Total Assets	43,390	178,292	64,924
Liabilities
Accrued management and investment advisory fees	1	4	2
Payables:
Fund shares redeemed	44	401	13
Total Liabilities	45	405	15
Net Assets Applicable to Outstanding Shares	$ 43,345	$ 177,887	$ 64,909

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 53,297	$ 219,226	$ 67,956
Accumulated undistributed (overdistributed) net investment income (loss)	1,943	7,087	1,651
Accumulated undistributed (overdistributed) net realized gain (loss)	(2,698)	(7,109)	(279)
Net unrealized appreciation (depreciation) of investments	(9,197)	(41,317)	(4,419)
Total Net Assets	$ 43,345	$ 177,887	$ 64,909
Capital Stock (par value: $.01 a share):
Shares authorized	100,000	100,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 43,345	$ 177,887	$ 64,909
Shares issued and outstanding	4,502	17,847	6,591
Net Asset Value per share	$ 9.63	$ 9.97	$ 9.85

See accompanying notes.

51

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

			Principal
	Principal	Principal	LifeTime
	LifeTime 2040	LifeTime 2050	Strategic Income
Amounts in thousands, except per share amounts	Account	Account	Account
Investment in affiliated securities--at cost	$ 19,964	$ 13,311	$ 27,465
Assets
Investment in affiliated securities--at value	$ 15,863	$ 10,723	$ 23,809
Receivables:
Dividends and interest	62	41	86
Fund shares sold	11	14	4
Total Assets	15,936	10,778	23,899
Liabilities
Payables:
Fund shares redeemed	1	–	22
Total Liabilities	1	–	22
Net Assets Applicable to Outstanding Shares	$ 15,935	$ 10,778	$ 23,877

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 20,277	$ 13,466	$ 27,543
Accumulated undistributed (overdistributed) net investment income (loss)	411	242	1,256
Accumulated undistributed (overdistributed) net realized gain (loss)	(652)	(342)	(1,266)
Net unrealized appreciation (depreciation) of investments	(4,101)	(2,588)	(3,656)
Total Net Assets	$ 15,935	$ 10,778	$ 23,877
Capital Stock (par value: $.01 a share):
Shares authorized	100,000	100,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 15,935	$ 10,778	$ 23,877
Shares issued and outstanding	1,594	1,090	2,472
Net Asset Value per share	$ 10.00	$ 9.89	$ 9.66

See accompanying notes.

52

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

			SAM
	Real Estate		Conservative
	Securities	SAM Balanced	Balanced
Amounts in thousands, except per share amounts	Account	Portfolio	Portfolio
Investment in securities--at cost	$ 146,940	$ –	$ –
Investment in affiliated securities--at cost	$ –	$ 817,148	$ 161,975
Assets
Investment in securities--at value	$ 160,351	$ –	$ –
Investment in affiliated securities--at value	–	839,328	170,151
Cash	93	–	–
Receivables:
Dividends and interest	528	591	154
Fund shares sold	14	30	52
Investment securities sold	345	–	–
Total Assets	161,331	839,949	170,357
Liabilities
Accrued management and investment advisory fees	120	163	32
Accrued distribution fees	–	24	3
Accrued directors expenses	–	5	–
Accrued other expenses	2	–	–
Payables:
Fund shares redeemed	177	525	219
Investment securities purchased	297	–	–
Total Liabilities	596	717	254
Net Assets Applicable to Outstanding Shares	$ 160,735	$ 839,232	$ 170,103

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 207,128	$ 809,825	$ 161,941
Accumulated undistributed (overdistributed) net investment income (loss)	1,213	31,086	7,610
Accumulated undistributed (overdistributed) net realized gain (loss)	(61,017)	(23,859)	(7,624)
Net unrealized appreciation (depreciation) of investments	13,411	22,180	8,176
Total Net Assets	$ 160,735	$ 839,232	$ 170,103
Capital Stock (par value: $.01 a share):
Shares authorized	300,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 160,251	$ 728,979	$ 154,208
Shares issued and outstanding	14,794	53,105	14,102
Net Asset Value per share	$ 10.83	$ 13.73	$ 10.94
Class 2: Net Assets	$ 484	$ 110,253	$ 15,895
Shares issued and outstanding	44	8,086	1,465
Net Asset Value per share	$ 10.91	$ 13.64	$ 10.85

See accompanying notes.

53

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

	SAM
	Conservative	SAM Flexible	SAM Strategic
Amounts in thousands, except per share amounts	Growth Portfolio	Income Portfolio	Growth Portfolio
Investment in affiliated securities--at cost	$ 213,489	$ 166,782	$ 129,876
Assets
Investment in affiliated securities--at value	$ 210,155	$ 178,552	$ 127,335
Receivables:
Dividends and interest	85	204	54
Fund shares sold	8	56	10
Total Assets	210,248	178,812	127,399
Liabilities
Accrued management and investment advisory fees	42	35	25
Accrued distribution fees	17	5	13
Payables:
Fund shares redeemed	104	33	40
Total Liabilities	163	73	78
Net Assets Applicable to Outstanding Shares	$ 210,085	$ 178,739	$ 127,321

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 223,124	$ 167,231	$ 136,629
Accumulated undistributed (overdistributed) net investment income (loss)	6,637	9,997	3,115
Accumulated undistributed (overdistributed) net realized gain (loss)	(16,342)	(10,259)	(9,882)
Net unrealized appreciation (depreciation) of investments	(3,334)	11,770	(2,541)
Total Net Assets	$ 210,085	$ 178,739	$ 127,321
Capital Stock (par value: $.01 a share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 128,572	$ 156,696	$ 66,315
Shares issued and outstanding	9,320	13,116	4,473
Net Asset Value per share	$ 13.80	$ 11.95	$ 14.83
Class 2: Net Assets	$ 81,513	$ 22,043	$ 61,006
Shares issued and outstanding	5,954	1,857	4,141
Net Asset Value per share	$ 13.69	$ 11.87	$ 14.73

See accompanying notes.

54

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

	Short-Term	Short-Term	SmallCap Blend
Amounts in thousands, except per share amounts	Bond Account	Income Account	Account
Investment in securities--at cost	$ 133,586	$ 73,659	$ 44,515
Assets
Investment in securities--at value	$ 126,288	$ 74,548	$ 51,855
Cash	510	1,224	671
Receivables:
Dividends and interest	953	662	60
Fund shares sold	2,520	415	2
Investment securities sold	16	–	3
Variation margin on futures contracts	–	16	–
Total Assets	130,287	76,865	52,591
Liabilities
Accrued management and investment advisory fees	54	32	37
Accrued other expenses	3	1	5
Payables:
Fund shares redeemed	–	11	5
Investment securities purchased	–	–	5
Variation margin on futures contracts	–	–	6
Total Liabilities	57	44	58
Net Assets Applicable to Outstanding Shares	$ 130,230	$ 76,821	$ 52,533

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 148,910	$ 76,529	$ 70,512
Accumulated undistributed (overdistributed) net investment income (loss)	3,570	520	261
Accumulated undistributed (overdistributed) net realized gain (loss)	(14,952)	(1,241)	(25,603)
Net unrealized appreciation (depreciation) of investments	(7,298)	1,013	7,363
Total Net Assets	$ 130,230	$ 76,821	$ 52,533
Capital Stock (par value: $.01 a share):
Shares authorized	100,000	200,000	100,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 130,230	$ 74,934	$ 52,533
Shares issued and outstanding	14,694	30,486	7,812
Net Asset Value per share	$ 8.86	$ 2.46	$ 6.72
Class 2: Net Assets	N/A	$ 1,887	N/A
Shares issued and outstanding		769
Net Asset Value per share		$ 2.45

See accompanying notes.

55

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

	SmallCap
	Growth	SmallCap Value
Amounts in thousands, except per share amounts	Account II	Account I
Investment in securities--at cost	$ 64,975	$ 126,901
Assets
Investment in securities--at value	$ 77,888	$ 130,517
Cash	2,149	3,106
Receivables:
Dividends and interest	17	219
Expense reimbursement from Manager	2	12
Fund shares sold	6	261
Investment securities sold	203	23
Total Assets	80,265	134,138
Liabilities
Accrued management and investment advisory fees	65	121
Accrued distribution fees	1	–
Accrued other expenses	2	2
Payables:
Fund shares redeemed	29	23
Investment securities purchased	290	71
Variation margin on futures contracts	34	62
Total Liabilities	421	279
Net Assets Applicable to Outstanding Shares	$ 79,844	$ 133,859

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 126,326	$ 175,182
Accumulated undistributed (overdistributed) net investment income (loss)	–	92
Accumulated undistributed (overdistributed) net realized gain (loss)	(59,511)	(45,246)
Net unrealized appreciation (depreciation) of investments	13,029	3,831
Total Net Assets	$ 79,844	$ 133,859
Capital Stock (par value: $.01 a share):
Shares authorized	300,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 77,315	$ 133,755
Shares issued and outstanding	8,790	12,376
Net Asset Value per share	$ 8.80	$ 10.81
Class 2: Net Assets	$ 2,529	$ 104
Shares issued and outstanding	290	10
Net Asset Value per share	$ 8.73	$ 10.82

See accompanying notes.

56

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2009

	Asset Allocation		Bond & Mortgage
Amounts in thousands	Account	Balanced Account	Securities Account
Net Investment Income (Loss)
Income:
Dividends	$ 816	$ 788	$ 617
Withholding tax	(33)	–	–
Interest	907	1,147	17,759
Securities lending - net	–	2	–
Total Income	1,690	1,937	18,376
Expenses:
Management and investment advisory fees	490	324	1,424
Custodian fees	26	37	15
Directors' expenses	3	3	10
Professional fees	11	2	1
Other expenses	2	1	4
Total Expenses	532	367	1,454
Net Investment Income (Loss)	1,158	1,570	16,922

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	513	(7,348)	(19,644)
Foreign currency transactions	481	–	–
Futures contracts	1,514	(65)	181
Swap agreements	–	–	(1,531)
Change in unrealized appreciation/depreciation of:
Investments	7,112	16,049	65,397
Futures contracts	(159)	(8)	(238)
Swap agreements	–	–	(994)
Translation of assets and liabilities in foreign currencies	(132)	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies	9,329	8,628	43,171
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 10,487	$ 10,198	$ 60,093

See accompanying notes.

57

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2009

	Diversified		Government &
	International	Equity Income	High Quality Bond
Amounts in thousands	Account	Account	Account
Net Investment Income (Loss)
Income:
Dividends	$ 9,455	$ 13,440	$ –
Withholding tax	(1,067)	–	–
Interest	4	242	11,416
Total Income	8,392	13,682	11,416
Expenses:
Management and investment advisory fees	2,563	1,888	1,162
Distribution Fees - Class 2	5	75	N/A
Custodian fees	155	4	5
Directors' expenses	9	8	10
Professional fees	30	1	1
Other expenses	3	2	3
Total Expenses	2,765	1,978	1,181
Net Investment Income (Loss)	5,627	11,704	10,235

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(63,353)	(44,476)	(19,840)
Foreign currency transactions	(105)	–	–
Futures contracts	–	–	21
Swap agreements	–	–	(775)
Change in unrealized appreciation/depreciation of:
Investments	134,804	103,699	23,166
Futures contracts	–	–	(610)
Swap agreements	–	–	731
Translation of assets and liabilities in foreign currencies	17	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies	71,363	59,223	2,693
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 76,990	$ 70,927	$ 12,928

See accompanying notes.

58

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2009

		International
		Emerging Markets	International
Amounts in thousands	Income Account	Account	SmallCap Account
Net Investment Income (Loss)
Income:
Dividends	$ –	$ 3,706	$ 2,650
Withholding tax	–	(430)	(262)
Interest	11,133	1	1
Total Income	11,133	3,277	2,389
Expenses:
Management and investment advisory fees	814	1,615	1,062
Distribution Fees - Class 2	18	N/A	N/A
Custodian fees	3	89	100
Directors' expenses	2	4	4
Professional fees	2	26	23
Other expenses	–	6	1
Total Gross Expenses	839	1,740	1,190
Less: Reimbursement from Manager - Class 1	–	–	31
Total Net Expenses	839	1,740	1,159
Net Investment Income (Loss)	10,294	1,537	1,230

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(2,307)	(13,750)	(13,942)
Foreign currency transactions	–	(373)	19
Change in unrealized appreciation/depreciation of:
Investments	19,627	80,017	38,818
Translation of assets and liabilities in foreign currencies	–	25	(3)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies	17,320	65,919	24,892
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 27,614	$ 67,456	$ 26,122

See accompanying notes.

59

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2009

	LargeCap Blend	LargeCap Growth	LargeCap Growth
Amounts in thousands	Account II	Account	Account I
Net Investment Income (Loss)
Income:
Dividends	$ 3,687	$ 1,357	$ 1,626
Interest	4	12	3
Total Income	3,691	1,369	1,629
Expenses:
Management and investment advisory fees	1,221	1,337	1,422
Distribution Fees - Class 2	2	1	N/A
Custodian fees	9	5	6
Directors' expenses	6	4	6
Professional fees	2	1	1
Other expenses	2	1	2
Total Gross Expenses	1,242	1,349	1,437
Less: Reimbursement from Manager	16	–	16
Total Net Expenses	1,226	1,349	1,421
Net Investment Income (Loss)	2,465	20	208

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(28,518)	(40,564)	(20,872)
Futures contracts	673	–	1,027
Change in unrealized appreciation/depreciation of:
Investments	68,543	89,993	97,493
Futures contracts	(7)	–	56
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies	40,691	49,429	77,704
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 43,156	$ 49,449	$ 77,912

See accompanying notes.

60

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2009

	LargeCap S&P 500	LargeCap Value	LargeCap Value
Amounts in thousands	Index Account	Account	Account III
Net Investment Income (Loss)
Income:
Dividends	$ 2,327	$ 3,913	$ 5,085
Interest	2	2	7
Total Income	2,329	3,915	5,092
Expenses:
Management and investment advisory fees	251	833	1,432
Custodian fees	13	7	1
Directors' expenses	4	5	4
Professional fees	1	1	1
Other expenses	2	2	1
Total Gross Expenses	271	848	1,439
Less: Reimbursement from Manager	–	–	13
Total Net Expenses	271	848	1,426
Net Investment Income (Loss)	2,058	3,067	3,666

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(3,469)	(12,513)	(56,344)
Futures contracts	653	210	1,949
Change in unrealized appreciation/depreciation of:
Investments	25,018	30,549	87,495
Futures contracts	(65)	(63)	(6)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies	22,137	18,183	33,094
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 24,195	$ 21,250	$ 36,760

See accompanying notes.

61

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2009

	MidCap Blend	MidCap Growth	MidCap Value
Amounts in thousands	Account	Account I	Account II
Net Investment Income (Loss)
Income:
Dividends	$ 4,041	$ 571	$ 2,019
Interest	20	–	2
Total Income	4,061	571	2,021
Expenses:
Management and investment advisory fees	1,742	388	867
Distribution Fees - Class 2	5	N/A	N/A
Custodian fees	3	4	6
Directors' expenses	10	3	4
Professional fees	1	1	1
Other expenses	3	–	1
Total Gross Expenses	1,764	396	879
Less: Reimbursement from Manager - Class 1	–	–	45
Total Net Expenses	1,764	396	834
Net Investment Income (Loss)	2,297	175	1,187

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(3,010)	(8,204)	(14,073)
Other investment companies	–	–	72
Change in unrealized appreciation/depreciation of:
Investments	85,120	21,184	39,067
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies	82,110	12,980	25,066
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 84,407	$ 13,155	$ 26,253

See accompanying notes.

62

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2009

			Principal Capital
	Money Market	Mortgage	Appreciation
Amounts in thousands	Account	Securities Account	Account(a)
Net Investment Income (Loss)
Income:
Dividends	$ –	$ –	$ 1,346
Interest	2,908	8,698	3
Total Income	2,908	8,698	1,349
Expenses:
Management and investment advisory fees	1,831	928	508
Distribution Fees - Class 2	23	5	17
Custodian fees	7	3	8
Directors' expenses	17	2	3
Professional fees	23	2	2
Treasury Temporary Guarantee Program expense	104	–	–
Other expenses	7	–	–
Total Gross Expenses	2,012	940	538
Less: Reimbursement from Manager - Class 1	142	–	–
Less: Reimbursement from Manager - Class 2	2	–	–
Less: Reimbursement from Underwriter - Class 2	17	–	–
Total Net Expenses	1,851	940	538
Net Investment Income (Loss)	1,057	7,758	811

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(4)	(63)	550
Change in unrealized appreciation/depreciation of:
Investments	–	3,538	21,431
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies	(4)	3,475	21,981
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,053	$ 11,233	$ 22,792

(a)	Effective June 30, 2009, West Coast Equity Account changed its name to Principal Capital Appreciation Account.

See accompanying notes.

63

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2009

	Principal LifeTime	Principal LifeTime	Principal LifeTime
Amounts in thousands	2010 Account	2020 Account	2030 Account
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 2,017	$ 7,344	$ 1,703
Total Income	2,017	7,344	1,703
Expenses:
Management and investment advisory fees	26	102	26
Directors' expenses	3	6	3
Professional fees	1	1	1
Other expenses	–	1	–
Total Expenses	30	110	30
Net Investment Income (Loss)	1,987	7,234	1,673

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies
Net realized gain (loss) from:
Investment transactions in affiliated securities	(1,949)	(6,336)	(100)
Capital gain distribution received from affiliated securities	8	37	17
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	8,318	36,304	9,969
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies	6,377	30,005	9,886
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 8,364	$ 37,239	$ 11,559

See accompanying notes.

64

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2009

			Principal LifeTime
	Principal LifeTime	Principal LifeTime	Strategic Income
Amounts in thousands	2040 Account	2050 Account	Account
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 431	$ 255	$ 1,302
Total Income	431	255	1,302
Expenses:
Management and investment advisory fees	9	6	14
Directors' expenses	2	2	2
Professional fees	1	1	2
Total Gross Expenses	12	9	18
Less: Reimbursement from Manager - Class 1	2	2	1
Total Net Expenses	10	7	17
Net Investment Income (Loss)	421	248	1,285

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies
Net realized gain (loss) from:
Investment transactions in affiliated securities	(505)	(259)	(1,059)
Capital gain distribution received from affiliated securities	4	3	3
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	3,537	2,340	3,461
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies	3,036	2,084	2,405
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 3,457	$ 2,332	$ 3,690

See accompanying notes.

65

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2009

	Real Estate	SAM Balanced	SAM Conservative
Amounts in thousands	Securities Account	Portfolio	Balanced Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ –	$ 33,593	$ 8,444
Dividends	4,621	–	–
Interest	123	–	–
Total Income	4,744	33,593	8,444
Expenses:
Management and investment advisory fees	1,095	1,508	304
Distribution Fees - Class 2	1	266	38
Custodian fees	5	–	–
Directors' expenses	4	23	5
Professional fees	1	2	2
Other expenses	1	6	1
Total Expenses	1,107	1,805	350
Net Investment Income (Loss)	3,637	31,788	8,094

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(28,679)	–	–
Investment transactions in affiliated securities	–	(8,904)	(3,685)
Capital gain distribution received from affiliated securities	–	931	155
Change in unrealized appreciation/depreciation of:
Investments	60,400	–	–
Investments in affiliated securities	–	120,422	21,570
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies	31,721	112,449	18,040
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 35,358	$ 144,237	$ 26,134

See accompanying notes.

66

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2009

	SAM Conservative	SAM Flexible	SAM Strategic
Amounts in thousands	Growth Portfolio	Income Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 7,359	$ 10,812	$ 3,616
Total Income	7,359	10,812	3,616
Expenses:
Management and investment advisory fees	439	347	253
Distribution Fees - Class 2	179	57	129
Directors' expenses	6	6	5
Professional fees	2	2	2
Other expenses	2	1	1
Total Expenses	628	413	390
Net Investment Income (Loss)	6,731	10,399	3,226

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies
Net realized gain (loss) from:
Investment transactions in affiliated securities	(9,202)	(7,171)	(4,465)
Capital gain distribution received from affiliated securities	370	158	243
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	44,574	23,224	28,088
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies	35,742	16,211	23,866
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 42,473	$ 26,610	$ 27,092

See accompanying notes.

67

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2009

	Short-Term	Short-Term	SmallCap
Amounts in thousands	Bond Account	Income Account	Blend Account
Net Investment Income (Loss)
Income:
Dividends	$ –	$ –	$ 697
Interest	4,373	2,176	2
Securities lending - net	12	–	–
Total Income	4,385	2,176	699
Expenses:
Management and investment advisory fees	582	268	392
Distribution Fees - Class 2	N/A	4	N/A
Custodian fees	6	3	11
Directors' expenses	5	2	3
Professional fees	2	2	1
Other expenses	1	–	1
Total Expenses	596	279	408
Net Investment Income (Loss)	3,789	1,897	291

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(10,782)	57	(15,295)
Futures contracts	49	(185)	225
Change in unrealized appreciation/depreciation of:
Investments	18,312	2,810	24,207
Futures contracts	(76)	210	(43)
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies	7,503	2,892	9,094
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 11,292	$ 4,789	$ 9,385

See accompanying notes.

68

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2009

	SmallCap Growth	SmallCap Value
Amounts in thousands	Account II	Account I
Net Investment Income (Loss)
Income:
Dividends	$ 220	$ 2,263
Interest	2	6
Total Income	222	2,269
Expenses:
Management and investment advisory fees	653	1,250
Distribution Fees - Class 2	6	–
Custodian fees	14	19
Directors' expenses	3	4
Professional fees	1	1
Other expenses	–	1
Total Gross Expenses	677	1,275
Less: Reimbursement from Manager	7	13
Less: Reimbursement from Manager - Class 1	–	119
Total Net Expenses	670	1,143
Net Investment Income (Loss)	(448)	1,126

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(16,157)	(25,808)
Futures contracts	834	1,079
Change in unrealized appreciation/depreciation of:
Investments	34,356	42,763
Futures contracts	116	50
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies	19,149	18,084
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 18,701	$ 19,210

See accompanying notes.

69

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Asset Allocation Account		Balanced Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 1,158	$ 1,534	$ 1,570	$ 2,510
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	2,508	(2,144)	(7,413)	(9,466)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	6,821	(23,135)	16,041	(21,503)
Net Increase (Decrease) in Net Assets Resulting from Operations	10,487	(23,745)	10,198	(28,459)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,822)	(2,565)	(2,647)	(2,956)
From net realized gain on investments:
Class 1	–	(6,987)	–	(3,470)
Total Dividends and Distributions	(1,822)	(9,552)	(2,647)	(6,426)

Capital Share Transactions
Shares sold:
Class 1	4,591	7,671	2,590	1,959
Shares issued in reinvestment of dividends and distributions:
Class 1	1,822	9,552	2,647	6,426
Shares redeemed:
Class 1	(11,590)	(24,139)	(11,440)	(21,984)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,177)	(6,916)	(6,203)	(13,599)
Total Increase (Decrease)	3,488	(40,213)	1,348	(48,484)

Net Assets
Beginning of period	63,068	103,281	56,799	105,283
End of period (including undistributed net investment income as set forth below)	$ 66,556	$ 63,068	$ 58,147	$ 56,799
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 1,500	$ 1,669	$ 1,485	$ 2,519

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	442	594	230	141
Shares issued in reinvestment of dividends and distributions:
Class 1	181	736	250	433
Shares redeemed:
Class 1	(1,151)	(1,998)	(1,066)	(1,585)
Net Increase (Decrease)	(528)	(668)	(586)	(1,011)

See accompanying notes.

70

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Bond & Mortgage Securities		Diversified International
Amounts in thousands	Account		Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 16,922	$ 24,070	$ 5,627	$ 9,110
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(20,994)	(16,833)	(63,458)	(95,476)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	64,165	(83,390)	134,821	(165,823)
Net Increase (Decrease) in Net Assets Resulting from Operations	60,093	(76,153)	76,990	(252,189)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(37,041)	(25,851)	(14,663)	(7,552)
Class 2	N/A	N/A	(84)	(85)
From net realized gain on investments:
Class 1	–	–	–	(99,649)
Class 2	N/A	N/A	–	(1,354)
Total Dividends and Distributions	(37,041)	(25,851)	(14,747)	(108,640)

Capital Share Transactions
Shares sold:
Class 1	22,076	41,449	39,843	57,888
Class 2	N/A	N/A	376	977
Shares issued in reinvestment of dividends and distributions:
Class 1	37,041	25,851	14,663	107,201
Class 2	N/A	N/A	84	1,439
Shares redeemed:
Class 1	(78,535)	(108,763)	(38,597)	(98,361)
Class 2	N/A	N/A	(768)	(3,973)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(19,418)	(41,463)	15,601	65,171
Total Increase (Decrease)	3,634	(143,467)	77,844	(295,658)

Net Assets
Beginning of period	330,330	473,797	288,759	584,417
End of period (including undistributed net investment income as set forth below)	$ 333,964	$ 330,330	$ 366,603	$ 288,759
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 4,839	$ 23,725	$ (245)	$ 8,881

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,264	3,735	4,124	4,221
Class 2	N/A	N/A	36	88
Shares issued in reinvestment of dividends and distributions:
Class 1	3,913	2,361	1,466	6,493
Class 2	N/A	N/A	8	87
Shares redeemed:
Class 1	(8,227)	(10,396)	(4,135)	(6,354)
Class 2	N/A	N/A	(82)	(295)
Net Increase (Decrease)	(2,050)	(4,300)	1,417	4,240

See accompanying notes.

71

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			Government & High Quality
Amounts in thousands	Equity Income Account		Bond Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 11,704	$ 13,002	$ 10,235	$ 14,855
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(44,476)	(65,658)	(20,594)	4,409
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	103,699	(133,172)	23,287	(24,700)
Net Increase (Decrease) in Net Assets Resulting from Operations	70,927	(185,828)	12,928	(5,436)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(19,206)	(10,050)	(15,687)	(15,001)
Class 2	(1,511)	(1,288)	N/A	N/A
From net realized gain on investments:
Class 1	–	(30,043)	–	–
Class 2	–	(4,327)	N/A	N/A
Total Dividends and Distributions	(20,717)	(45,708)	(15,687)	(15,001)

Capital Share Transactions
Shares sold:
Class 1	58,175	79,058	25,505	47,093
Class 2	1,412	2,539	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	19,206	40,093	15,687	15,001
Class 2	1,511	5,615	N/A	N/A
Shares redeemed:
Class 1	(35,523)	(125,129)	(63,891)	(84,743)
Class 2	(10,263)	(22,161)	N/A	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	34,518	(19,985)	(22,699)	(22,649)
Total Increase (Decrease)	84,728	(251,521)	(25,458)	(43,086)

Net Assets
Beginning of period	339,059	590,580	271,429	314,515
End of period (including undistributed net investment income as set forth below)	$ 423,787	$ 339,059	$ 245,971	$ 271,429
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 4,282	$ 13,413	$ 9,900	$ 15,229

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	5,150	5,221	2,437	4,211
Class 2	129	163	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,623	2,463	1,561	1,383
Class 2	129	348	N/A	N/A
Shares redeemed:
Class 1	(3,133)	(8,049)	(6,090)	(7,769)
Class 2	(924)	(1,490)	N/A	N/A
Net Increase (Decrease)	2,974	(1,344)	(2,092)	(2,175)

See accompanying notes.

72

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			International Emerging
Amounts in thousands	Income Account		Markets Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 10,294	$ 9,257	$ 1,537	$ 2,026
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(2,307)	802	(14,123)	(40,042)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	19,627	(15,476)	80,042	(79,451)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,614	(5,417)	67,456	(117,467)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(16,967)	(10,514)	(2,204)	(1,805)
Class 2	(657)	(821)	N/A	N/A
From net realized gain on investments:
Class 1	(198)	(192)	–	(55,894)
Class 2	(10)	(16)	N/A	N/A
Total Dividends and Distributions	(17,832)	(11,543)	(2,204)	(57,699)

Capital Share Transactions
Shares sold:
Class 1	63,001	27,925	26,441	33,145
Class 2	541	618	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	17,165	10,706	2,204	57,699
Class 2	667	837	N/A	N/A
Shares redeemed:
Class 1	(13,882)	(72,530)	(19,760)	(45,871)
Class 2	(3,356)	(5,698)	N/A	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	64,136	(38,142)	8,885	44,973
Total Increase (Decrease)	73,918	(55,102)	74,137	(130,193)

Net Assets
Beginning of period	128,766	183,868	96,371	226,564
End of period (including undistributed net investment income as set forth below)	$ 202,684	$ 128,766	$ 170,508	$ 96,371
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 1,401	$ 8,208	$ 164	$ 1,199

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	6,442	2,750	2,332	2,206
Class 2	56	62	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,778	1,097	175	3,076
Class 2	70	86	N/A	N/A
Shares redeemed:
Class 1	(1,434)	(7,234)	(1,798)	(2,723)
Class 2	(347)	(585)	N/A	N/A
Net Increase (Decrease)	6,565	(3,824)	709	2,559

See accompanying notes.

73

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	International SmallCap
Amounts in thousands	Account		LargeCap Blend Account II
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 1,230	$ 2,180	$ 2,465	$ 2,905
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(13,923)	(51,635)	(27,845)	(36,152)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	38,815	(43,129)	68,536	(62,162)
Net Increase (Decrease) in Net Assets Resulting from Operations	26,122	(92,584)	43,156	(95,409)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(2,378)	(2,978)	(3,013)	(3,105)
Class 2	N/A	N/A	(10)	(21)
From net realized gain on investments:
Class 1	–	(29,450)	–	(96,559)
Class 2	N/A	N/A	–	(848)
Total Dividends and Distributions	(2,378)	(32,428)	(3,023)	(100,533)

Capital Share Transactions
Shares sold:
Class 1	7,471	15,675	6,951	23,838
Class 2	N/A	N/A	61	218
Shares issued in reinvestment of dividends and distributions:
Class 1	2,378	32,428	3,013	99,664
Class 2	N/A	N/A	10	869
Shares redeemed:
Class 1	(16,676)	(36,915)	(26,257)	(40,733)
Class 2	N/A	N/A	(306)	(1,355)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(6,827)	11,188	(16,528)	82,501
Total Increase (Decrease)	16,917	(113,824)	23,605	(113,441)

Net Assets
Beginning of period	85,063	198,887	160,712	274,153
End of period (including undistributed net investment income as set forth below)	$ 101,980	$ 85,063	$ 184,317	$ 160,712
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 993	$ 1,782	$ 2,359	$ 2,917

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	758	1,073	1,378	3,242
Class 2	N/A	N/A	11	32
Shares issued in reinvestment of dividends and distributions:
Class 1	243	1,840	588	13,486
Class 2	N/A	N/A	2	117
Shares redeemed:
Class 1	(1,728)	(2,472)	(5,189)	(5,535)
Class 2	N/A	N/A	(59)	(187)
Net Increase (Decrease)	(727)	441	(3,269)	11,155

See accompanying notes.

74

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	LargeCap Growth Account		LargeCap Growth Account I
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 20	$ 1,429	$ 208	$ (21)
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(40,564)	(22,472)	(19,845)	(22,231)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	89,993	(125,107)	97,549	(91,296)
Net Increase (Decrease) in Net Assets Resulting from Operations	49,449	(146,150)	77,912	(113,548)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,447)	(1,454)	(89)	(401)
Class 2	(2)	(2)	N/A	N/A
From tax return of capital:
Class 1	(22)	–	–	–
Total Dividends and Distributions	(1,471)	(1,456)	(89)	(401)

Capital Share Transactions
Shares sold:
Class 1	41,368	45,707	13,445	11,949
Class 2	90	237	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,469	1,454	89	401
Class 2	2	2	N/A	N/A
Shares redeemed:
Class 1	(22,640)	(122,133)	(26,542)	(42,486)
Class 2	(142)	(579)	N/A	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	20,147	(75,312)	(13,008)	(30,136)
Total Increase (Decrease)	68,125	(222,918)	64,815	(144,085)

Net Assets
Beginning of period	174,180	397,098	157,138	301,223
End of period (including undistributed net investment income as set forth below)	$ 242,305	$ 174,180	$ 221,953	$ 157,138
Undistributed (Overdistributed) Net Investment Income (Loss)	$ –	$ 1,429	$ 119	$ –

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	3,810	3,323	917	761
Class 2	9	20	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	137	88	5	21
Shares redeemed:
Class 1	(2,167)	(8,373)	(1,922)	(2,620)
Class 2	(12)	(44)	N/A	N/A
Net Increase (Decrease)	1,777	(4,986)	(1,000)	(1,838)

See accompanying notes.

75

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	LargeCap S&P 500 Index
Amounts in thousands	Account		LargeCap Value Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 2,058	$ 3,028	$ 3,067	$ 4,615
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(2,816)	(4,007)	(12,303)	(45,707)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	24,953	(63,217)	30,486	(45,291)
Net Increase (Decrease) in Net Assets Resulting from Operations	24,195	(64,196)	21,250	(86,383)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(4,516)	(3,668)	(6,994)	(4,911)
From net realized gain on investments:
Class 1	–	(3,811)	–	(29,007)
Total Dividends and Distributions	(4,516)	(7,479)	(6,994)	(33,918)

Capital Share Transactions
Shares sold:
Class 1	11,964	12,532	9,219	10,466
Shares issued in reinvestment of dividends and distributions:
Class 1	4,516	7,479	6,994	33,918
Shares redeemed:
Class 1	(17,570)	(46,148)	(21,451)	(48,623)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(1,090)	(26,137)	(5,238)	(4,239)
Total Increase (Decrease)	18,589	(97,812)	9,018	(124,540)

Net Assets
Beginning of period	97,677	195,489	145,811	270,351
End of period (including undistributed net investment income as set forth below)	$ 116,266	$ 97,677	$ 154,829	$ 145,811
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 571	$ 3,030	$ 705	$ 4,632

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,797	1,451	497	405
Shares issued in reinvestment of dividends and distributions:
Class 1	652	762	365	1,208
Shares redeemed:
Class 1	(2,660)	(5,286)	(1,163)	(1,847)
Net Increase (Decrease)	(211)	(3,073)	(301)	(234)

See accompanying notes.

76

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	LargeCap Value Account III		MidCap Blend Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 3,666	$ 4,347	$ 2,297	$ 1,945
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(54,395)	(28,979)	(3,010)	10,673
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	87,489	(75,446)	85,120	(158,556)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,760	(100,078)	84,407	(145,938)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(7,073)	(4,163)	(2,392)	(2,431)
Class 2	N/A	N/A	–	N/A
From net realized gain on investments:
Class 1	–	(8,023)	(14,827)	(44,758)
Class 2	N/A	N/A	–	N/A
Total Dividends and Distributions	(7,073)	(12,186)	(17,219)	(47,189)

Capital Share Transactions
Shares sold:
Class 1	27,712	94,895	14,063	25,349
Class 2	N/A	N/A	132	N/A
Shares issued in acquisition:
Class 1	3,770	N/A	58,252	N/A
Class 2	N/A	N/A	9,705	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	7,073	12,186	17,219	47,189
Class 2	N/A	N/A	–	N/A
Shares redeemed:
Class 1	(26,519)	(30,694)	(46,377)	(82,813)
Class 2	N/A	N/A	(206)	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	12,036	76,387	52,788	(10,275)
Total Increase (Decrease)	41,723	(35,877)	119,976	(203,402)

Net Assets
Beginning of period	185,807	221,684	269,185	472,587
End of period (including undistributed net investment income as set forth below)	$ 227,530	$ 185,807	$ 389,161	$ 269,185
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 939	$ 4,346	$ 1,763	$ 1,859

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	3,699	10,342	518	794
Class 2	N/A	N/A	4	N/A
Shares issued in acquisition:
Class 1	548	N/A	1,938	N/A
Class 2	N/A	N/A	323	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	910	1,062	673	1,206
Class 2	N/A	N/A	–	N/A
Shares redeemed:
Class 1	(3,713)	(3,039)	(1,796)	(2,440)
Class 2	N/A	N/A	(7)	N/A
Net Increase (Decrease)	1,444	8,365	1,653	(440)
See accompanying notes.

77

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	MidCap Growth Account I		MidCap Value Account II
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 175	$ 48	$ 1,187	$ 1,452
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(8,204)	(5,404)	(14,001)	(33,394)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	21,184	(25,119)	39,067	(30,784)
Net Increase (Decrease) in Net Assets Resulting from Operations	13,155	(30,475)	26,253	(62,726)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(67)	(53)	(1,573)	(1,054)
From net realized gain on investments:
Class 1	–	(9,049)	–	(10,116)
Total Dividends and Distributions	(67)	(9,102)	(1,573)	(11,170)

Capital Share Transactions
Shares sold:
Class 1	4,566	6,404	8,776	18,596
Shares issued in reinvestment of dividends and distributions:
Class 1	67	9,102	1,573	11,170
Shares redeemed:
Class 1	(7,573)	(15,389)	(19,378)	(26,201)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(2,940)	117	(9,029)	3,565
Total Increase (Decrease)	10,148	(39,460)	15,651	(70,331)

Net Assets
Beginning of period	40,422	79,882	80,587	150,918
End of period (including undistributed net investment income as set forth below)	$ 50,570	$ 40,422	$ 96,238	$ 80,587
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 164	$ 58	$ 1,134	$ 1,520

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	679	755	1,177	1,756
Shares issued in reinvestment of dividends and distributions:
Class 1	10	892	198	799
Shares redeemed:
Class 1	(1,185)	(1,797)	(2,320)	(2,241)
Net Increase (Decrease)	(496)	(150)	(945)	314

See accompanying notes.

78

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Money Market Account		Mortgage Securities Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 1,057	$ 8,668	$ 7,758	$ 8,941
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(4)	(298)	(63)	51
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	–	–	3,538	(126)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,053	8,370	11,233	8,866

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,033)	(8,441)	(15,563)	(12,150)
Class 2	(24)	(227)	(142)	(164)
Total Dividends and Distributions	(1,057)	(8,668)	(15,705)	(12,314)

Capital Share Transactions
Shares sold:
Class 1	184,696	364,568	91,667	29,483
Class 2	5,453	25,195	760	379
Shares issued in reinvestment of dividends and distributions:
Class 1	1,033	8,441	15,563	12,150
Class 2	24	227	142	164
Shares redeemed:
Class 1	(260,080)	(189,474)	(21,695)	(112,140)
Class 2	(16,262)	(15,045)	(1,297)	(1,729)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(85,136)	193,912	85,140	(71,693)
Total Increase (Decrease)	(85,140)	193,614	80,668	(75,141)

Net Assets
Beginning of period	470,607	276,993	154,796	229,937
End of period (including undistributed net investment income as set forth below)	$ 385,467	$ 470,607	$ 235,464	$ 154,796
Undistributed (Overdistributed) Net Investment Income (Loss)	$ –	$ –	$ 1,198	$ 8,724

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	184,696	364,568	8,919	2,825
Class 2	5,453	25,195	74	38
Shares issued in reinvestment of dividends and distributions:
Class 1	1,033	8,441	1,547	1,217
Class 2	24	227	14	16
Shares redeemed:
Class 1	(260,080)	(189,474)	(2,101)	(10,795)
Class 2	(16,262)	(15,045)	(125)	(168)
Net Increase (Decrease)	(85,136)	193,912	8,328	(6,867)

See accompanying notes.

79

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal Capital		Principal LifeTime
Amounts in thousands	Appreciation Account(a)		2010 Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 811	$ 768	$ 1,987	$ 1,533
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	550	673	(1,941)	(674)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	21,431	(41,559)	8,318	(15,781)
Net Increase (Decrease) in Net Assets Resulting from Operations	22,792	(40,118)	8,364	(14,922)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,261)	(1,044)	(1,551)	(1,833)
Class 2	(65)	(99)	N/A	N/A
From net realized gain on investments:
Class 1	–	(9,541)	(67)	(2,967)
Class 2	–	(1,202)	N/A	N/A
Total Dividends and Distributions	(1,326)	(11,886)	(1,618)	(4,800)

Capital Share Transactions
Shares sold:
Class 1	16,427	14,438	9,916	13,255
Class 2	461	813	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,261	10,585	1,618	4,800
Class 2	65	1,301	N/A	N/A
Shares redeemed:
Class 1	(8,635)	(41,923)	(7,048)	(11,111)
Class 2	(2,024)	(5,201)	N/A	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,555	(19,987)	4,486	6,944
Total Increase (Decrease)	29,021	(71,991)	11,232	(12,778)

Net Assets
Beginning of period	72,157	144,148	32,113	44,891
End of period (including undistributed net investment income as set forth below)	$ 101,178	$ 72,157	$ 43,345	$ 32,113
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 282	$ 797	$ 1,943	$ 1,532

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,038	748	1,191	1,170
Class 2	30	40	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	74	489	197	422
Class 2	4	60	N/A	N/A
Shares redeemed:
Class 1	(554)	(2,017)	(865)	(1,082)
Class 2	(128)	(261)	N/A	N/A
Net Increase (Decrease)	464	(941)	523	510

(a)	Effective June 30, 2009, West Coast Equity Account changed its name to Principal Capital Appreciation Account.

See accompanying notes.

80

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal LifeTime 2020		Principal LifeTime 2030
Amounts in thousands	Account		Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 7,234	$ 4,926	$ 1,673	$ 754
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(6,299)	(792)	(83)	(141)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	36,304	(70,198)	9,969	(13,136)
Net Increase (Decrease) in Net Assets Resulting from Operations	37,239	(66,064)	11,559	(12,523)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(5,072)	(7,083)	(776)	(1,175)
From net realized gain on investments:
Class 1	–	(13,813)	(51)	(2,513)
Total Dividends and Distributions	(5,072)	(20,896)	(827)	(3,688)

Capital Share Transactions
Shares sold:
Class 1	31,489	36,098	33,413	12,809
Shares issued in reinvestment of dividends and distributions:
Class 1	5,072	20,896	827	3,688
Shares redeemed:
Class 1	(17,396)	(22,723)	(5,567)	(6,086)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	19,165	34,271	28,673	10,411
Total Increase (Decrease)	51,332	(52,689)	39,405	(5,800)

Net Assets
Beginning of period	126,555	179,244	25,504	31,304
End of period (including undistributed net investment income as set forth below)	$ 177,887	$ 126,555	$ 64,909	$ 25,504
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 7,087	$ 4,925	$ 1,651	$ 754

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	3,737	3,099	3,932	1,263
Shares issued in reinvestment of dividends and distributions:
Class 1	606	1,750	101	309
Shares redeemed:
Class 1	(2,094)	(2,182)	(689)	(563)
Net Increase (Decrease)	2,249	2,667	3,344	1,009

See accompanying notes.

81

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal LifeTime 2040		Principal LifeTime 2050
Amounts in thousands	Account		Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 421	$ 335	$ 248	$ 195
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(501)	(146)	(256)	(80)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	3,537	(6,936)	2,340	(4,506)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,457	(6,747)	2,332	(4,391)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(345)	(579)	(201)	(372)
From net realized gain on investments:
Class 1	–	(1,301)	–	(877)
Total Dividends and Distributions	(345)	(1,880)	(201)	(1,249)

Capital Share Transactions
Shares sold:
Class 1	3,359	5,459	2,687	3,768
Shares issued in reinvestment of dividends and distributions:
Class 1	345	1,880	201	1,249
Shares redeemed:
Class 1	(2,249)	(3,588)	(1,472)	(1,646)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	1,455	3,751	1,416	3,371
Total Increase (Decrease)	4,567	(4,876)	3,547	(2,269)

Net Assets
Beginning of period	11,368	16,244	7,231	9,500
End of period (including undistributed net investment income as set forth below)	$ 15,935	$ 11,368	$ 10,778	$ 7,231
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 411	$ 335	$ 242	$ 195

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	397	468	323	327
Shares issued in reinvestment of dividends and distributions:
Class 1	42	152	25	102
Shares redeemed:
Class 1	(277)	(318)	(185)	(158)
Net Increase (Decrease)	162	302	163	271

See accompanying notes.

82

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal LifeTime Strategic
Amounts in thousands	Income Account		Real Estate Securities Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 1,285	$ 1,047	$ 3,637	$ 3,122
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(1,056)	(29)	(28,679)	(26,770)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	3,461	(6,646)	60,400	(38,078)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,690	(5,628)	35,358	(61,726)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,034)	(831)	(5,224)	(4,078)
Class 2	N/A	N/A	(16)	(24)
From net realized gain on investments:
Class 1	(174)	(663)	–	(59,405)
Class 2	N/A	N/A	–	(394)
Total Dividends and Distributions	(1,208)	(1,494)	(5,240)	(63,901)

Capital Share Transactions
Shares sold:
Class 1	8,353	7,116	19,852	35,107
Class 2	N/A	N/A	30	102
Shares issued in reinvestment of dividends and distributions:
Class 1	1,208	1,494	5,224	63,483
Class 2	N/A	N/A	16	418
Shares redeemed:
Class 1	(5,230)	(5,634)	(22,670)	(50,601)
Class 2	N/A	N/A	(239)	(671)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	4,331	2,976	2,213	47,838
Total Increase (Decrease)	6,813	(4,146)	32,331	(77,789)

Net Assets
Beginning of period	17,064	21,210	128,404	206,193
End of period (including undistributed net investment income as set forth below)	$ 23,877	$ 17,064	$ 160,735	$ 128,404
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 1,256	$ 1,047	$ 1,213	$ 2,816

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	947	649	2,396	2,889
Class 2	N/A	N/A	3	6
Shares issued in reinvestment of dividends and distributions:
Class 1	142	135	596	4,551
Class 2	N/A	N/A	2	30
Shares redeemed:
Class 1	(592)	(559)	(2,809)	(3,574)
Class 2	N/A	N/A	(26)	(47)
Net Increase (Decrease)	497	225	162	3,855

See accompanying notes.

83

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			SAM Conservative
Amounts in thousands	SAM Balanced Portfolio		Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 31,788	$ 23,443	$ 8,094	$ 3,871
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(7,973)	12,560	(3,530)	(1,312)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	120,422	(209,282)	21,570	(21,124)
Net Increase (Decrease) in Net Assets Resulting from Operations	144,237	(173,279)	26,134	(18,565)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(20,080)	(15,830)	(3,540)	(1,966)
Class 2	(4,062)	(6,681)	(447)	(942)
From net realized gain on investments:
Class 1	(15,098)	(49,181)	(1,600)	(3,514)
Class 2	(3,368)	(22,251)	(231)	(1,806)
Total Dividends and Distributions	(42,608)	(93,943)	(5,818)	(8,228)

Capital Share Transactions
Shares sold:
Class 1	271,287	259,925	72,314	74,332
Class 2	5,713	10,091	1,971	4,186
Shares issued in reinvestment of dividends and distributions:
Class 1	35,178	65,011	5,140	5,480
Class 2	7,430	28,932	678	2,748
Shares redeemed:
Class 1	(51,802)	(228,229)	(15,769)	(37,094)
Class 2	(31,181)	(61,240)	(6,070)	(11,061)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	236,625	74,490	58,264	38,591
Total Increase (Decrease)	338,254	(192,732)	78,580	11,798

Net Assets
Beginning of period	500,978	693,710	91,523	79,725
End of period (including undistributed net investment income as set forth below)	$ 839,232	$ 500,978	$ 170,103	$ 91,523
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 31,086	$ 23,440	$ 7,610	$ 3,872

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	22,108	17,161	7,400	6,691
Class 2	466	662	197	363
Shares issued in reinvestment of dividends and distributions:
Class 1	2,986	4,117	534	471
Class 2	634	1,844	71	238
Shares redeemed:
Class 1	(4,415)	(13,955)	(1,656)	(3,203)
Class 2	(2,602)	(4,078)	(640)	(1,015)
Net Increase (Decrease)	19,177	5,751	5,906	3,545

See accompanying notes.

84

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Conservative
Amounts in thousands	Growth Portfolio		SAM Flexible Income Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 6,731	$ 8,877	$ 10,399	$ 6,492
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(8,832)	12,159	(7,013)	(895)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	44,574	(121,996)	23,224	(24,636)
Net Increase (Decrease) in Net Assets Resulting from Operations	42,473	(100,960)	26,610	(19,039)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(5,635)	(5,962)	(5,703)	(5,083)
Class 2	(3,509)	(3,823)	(982)	(2,897)
From net realized gain on investments:
Class 1	(6,274)	(15,851)	(1,118)	(6,769)
Class 2	(4,190)	(10,940)	(214)	(4,017)
Total Dividends and Distributions	(19,608)	(36,576)	(8,017)	(18,766)

Capital Share Transactions
Shares sold:
Class 1	26,743	36,948	68,355	85,968
Class 2	5,689	12,556	2,024	5,367
Shares issued in reinvestment of dividends and distributions:
Class 1	11,909	21,813	6,821	11,852
Class 2	7,699	14,763	1,196	6,914
Shares redeemed:
Class 1	(27,537)	(123,153)	(32,456)	(88,904)
Class 2	(11,255)	(32,447)	(10,545)	(25,636)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	13,248	(69,520)	35,395	(4,439)
Total Increase (Decrease)	36,113	(207,056)	53,988	(42,244)

Net Assets
Beginning of period	173,972	381,028	124,751	166,995
End of period (including undistributed net investment income as set forth below)	$ 210,085	$ 173,972	$ 178,739	$ 124,751
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 6,637	$ 8,877	$ 9,997	$ 6,491

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,207	2,176	6,236	7,072
Class 2	470	768	183	409
Shares issued in reinvestment of dividends and distributions:
Class 1	1,026	1,230	640	968
Class 2	668	837	113	569
Shares redeemed:
Class 1	(2,308)	(6,893)	(3,025)	(6,710)
Class 2	(938)	(2,002)	(990)	(2,146)
Net Increase (Decrease)	1,125	(3,884)	3,157	162

See accompanying notes.

85

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Strategic
Amounts in thousands	Growth Portfolio		Short-Term Bond Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 3,226	$ 3,689	$ 3,789	$ 7,333
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(4,222)	685	(10,733)	(2,649)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	28,088	(68,603)	18,236	(22,448)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,092	(64,229)	11,292	(17,764)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,995)	(2,252)	(7,521)	(7,051)
Class 2	(1,803)	(2,364)	N/A	N/A
From net realized gain on investments:
Class 1	(747)	(9,795)	–	–
Class 2	(736)	(11,094)	N/A	N/A
Total Dividends and Distributions	(5,281)	(25,505)	(7,521)	(7,051)

Capital Share Transactions
Shares sold:
Class 1	17,539	28,314	23,731	22,798
Class 2	6,699	8,092	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	2,742	12,047	7,521	7,051
Class 2	2,539	13,458	N/A	N/A
Shares redeemed:
Class 1	(10,170)	(99,810)	(22,753)	(43,904)
Class 2	(7,008)	(10,888)	N/A	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	12,341	(48,787)	8,499	(14,055)
Total Increase (Decrease)	34,152	(138,521)	12,270	(38,870)

Net Assets
Beginning of period	93,169	231,690	117,960	156,830
End of period (including undistributed net investment income as set forth below)	$ 127,321	$ 93,169	$ 130,230	$ 117,960
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 3,115	$ 3,687	$ 3,570	$ 7,302

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,427	1,568	2,728	2,351
Class 2	538	462	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	223	644	901	745
Class 2	207	724	N/A	N/A
Shares redeemed:
Class 1	(836)	(4,869)	(2,621)	(4,735)
Class 2	(556)	(630)	N/A	N/A
Net Increase (Decrease)	1,003	(2,101)	1,008	(1,639)

See accompanying notes.

86

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Short-Term Income Account		SmallCap Blend Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 1,897	$ 2,572	$ 291	$ 294
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(128)	(517)	(15,070)	(10,481)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	3,020	(1,805)	24,164	(20,746)
Net Increase (Decrease) in Net Assets Resulting from Operations	4,789	250	9,385	(30,933)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(3,839)	(1,997)	(335)	(317)
Class 2	(107)	(56)	N/A	N/A
From net realized gain on investments:
Class 1	–	–	–	(8,654)
Total Dividends and Distributions	(3,946)	(2,053)	(335)	(8,971)

Capital Share Transactions
Shares sold:
Class 1	42,692	12,280	1,957	2,481
Class 2	924	1,056	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	3,839	1,997	335	8,971
Class 2	107	56	N/A	N/A
Shares redeemed:
Class 1	(10,371)	(50,741)	(7,429)	(15,384)
Class 2	(850)	(1,759)	N/A	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	36,341	(37,111)	(5,137)	(3,932)
Total Increase (Decrease)	37,184	(38,914)	3,913	(43,836)

Net Assets
Beginning of period	39,637	78,551	48,620	92,456
End of period (including undistributed net investment income as set forth below)	$ 76,821	$ 39,637	$ 52,533	$ 48,620
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 520	$ 2,568	$ 261	$ 323

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	17,335	4,898	358	328
Class 2	378	426	N/A	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,591	808	60	1,059
Class 2	44	23	N/A	N/A
Shares redeemed:
Class 1	(4,223)	(20,339)	(1,377)	(2,029)
Class 2	(347)	(712)	N/A	N/A
Net Increase (Decrease)	14,778	(14,896)	(959)	(642)

See accompanying notes.

87

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SmallCap Growth Account II		SmallCap Value Account I
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ (448)	$ (551)	$ 1,126	$ 1,589
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(15,323)	(15,510)	(24,729)	(17,616)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	34,472	(26,133)	42,813	(38,186)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,701	(42,194)	19,210	(54,213)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	–	–	(2,623)	(1,414)
Class 2	–	–	(2)	(1)
From net realized gain on investments:
Class 1	–	–	–	(17,058)
Class 2	–	–	–	(19)
Total Dividends and Distributions	–	–	(2,625)	(18,492)

Capital Share Transactions
Shares sold:
Class 1	9,579	15,817	16,591	30,010
Class 2	158	533	7	36
Shares issued in reinvestment of dividends and distributions:
Class 1	–	–	2,623	18,472
Class 2	–	–	2	20
Shares redeemed:
Class 1	(9,483)	(19,686)	(18,500)	(38,084)
Class 2	(350)	(825)	(17)	(116)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(96)	(4,161)	706	10,338
Total Increase (Decrease)	18,605	(46,355)	17,291	(62,367)

Net Assets
Beginning of period	61,239	107,594	116,568	178,935
End of period (including undistributed net investment income as set forth below)	$ 79,844	$ 61,239	$ 133,859	$ 116,568
Undistributed (Overdistributed) Net Investment Income (Loss)	$ –	$ –	$ 92	$ 1,586

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,308	1,848	1,879	2,519
Class 2	23	64	1	4
Shares issued in reinvestment of dividends and distributions:
Class 1	–	–	275	1,340
Class 2	–	–	–	1
Shares redeemed:
Class 1	(1,371)	(2,122)	(2,020)	(3,009)
Class 2	(49)	(98)	(2)	(9)
Net Increase (Decrease)	(89)	(308)	133	846

See accompanying notes.

88

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

1. Organization

Principal Variable Contracts Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. At December 31, 2009, the Fund consists of 40 accounts. The financial statements for Asset Allocation Account, Balanced Account, Bond & Mortgage Securities Account, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, International Emerging Markets Account, International SmallCap Account, LargeCap Blend Account II, LargeCap Growth Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap Value Account, LargeCap Value Account III, MidCap Blend Account, MidCap Growth Account I, MidCap Value Account II, Money Market Account, Mortgage Securities Account, Principal Capital Appreciation Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Bond Account, Short-Term Income Account, SmallCap Blend Account, SmallCap Growth Account II, and SmallCap Value Account I, known as the “Accounts”, are presented herein.

On June 13, 2008 Principal Variable Contracts Fund, Inc. changed its name to Principal Variable Contracts Funds, Inc. In addition, the following Accounts had name changes:

Former Account Name	New Account Name
Bond Account	Bond & Mortgage Securities Account
Capital Value Account	LargeCap Value Account
Equity Growth Account	LargeCap Growth Account I
Equity Income Account I	Equity Income Account
Growth Account	LargeCap Growth Account
LargeCap Blend Account	LargeCap Blend Account II
LargeCap Stock Index Account	LargeCap S&P 500 Index Account
LargeCap Value Account	LargeCap Value Account III
MidCap Account	MidCap Blend Account
MidCap Growth Account	MidCap Growth Account I
MidCap Value Account	MidCap Value Account II
SmallCap Account	SmallCap Blend Account
SmallCap Growth Account	SmallCap Growth Account II
SmallCap Value Account	SmallCap Value Account I

Effective April 24, 2009, LargeCap Value Account III acquired all the assets and assumed all the liabilities of LargeCap Value Account II pursuant to a plan of acquisition. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 620,000 shares from LargeCap Value Account II for 548,000 shares valued at $3,770,000 of LargeCap Value Account III at an approximate exchange rate of .88 for Class 1 shares. The investment securities of LargeCap Value Account II, with a fair value of approximately $3,589,000 and a cost of $4,977,000 at April 24, 2009 were the primary assets acquired by LargeCap Value Account III. For financial reporting purposes, assets received and shares issued by LargeCap Value Account III were recorded at fair value; however, the cost basis of the investments received from LargeCap Value Account II was carried forward to align ongoing reporting of LargeCap Value Account III’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of LargeCap Value Account II and LargeCap Value Account III immediately prior to the acquisition were approximately $3,770,000 (including approximately $1,076,000 of accumulated realized losses and $1,388,000 of unrealized depreciation) and $168,567,000, respectively. The aggregate net assets of LargeCap Value Account III immediately following the acquisition were $172,337,000.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the fiscal year for LargeCap Value Account III, LargeCap Value Account III’s pro forma results of operations for the year ended December 31, 2009, would have been $3,693,000 of net investment income, $32,793,000 of net realized and unrealized gain on investments, and $36,486,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of LargeCap Value Account II that have been included in the LargeCap Value Account III’s statement of operations since April 24, 2009.

On June 30, 2009, West Coast Equity Account changed its name to Principal Capital Appreciation Account.

89

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

1. Organization (Continued)

Effective September 9, 2009, the initial purchase of $10,000 of Class 2 shares of MidCap Blend Account was made by Principal Management Corporation.

Effective October 23, 2009, MidCap Blend Account acquired all the assets and assumed all the liabilities of MidCap Stock Account pursuant to a plan of acquisition approved by shareholders on October 19, 2009. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 7,504,000 shares from MidCap Stock Account for 2,261,000 shares valued at 67,957,000 of MidCap Blend Account at an approximate exchange rate of .30 for Class 1 and Class 2 shares. The investment securities of MidCap Stock Account, with a fair value of approximately $65,157,000 and a cost of $62,126,000 at October 23, 2009 were the primary assets acquired by MidCap Blend Account. For financial reporting purposes, assets received and shares issued by MidCap Blend Account were recorded at fair value; however, the cost basis of the investments received from MidCap Stock Account was carried forward to align ongoing reporting of MidCap Blend’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of MidCap Stock Account and MidCap Blend Account immediately prior to the acquisition were approximately $67,957,000 ($89,000 of accumulated realized losses and $3,031,000 of unrealized appreciation) and $310,953,000, respectively. The aggregate net assets of MidCap Blend Account immediately following the acquisition were $378,910,000.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the fiscal year for MidCap Blend Account, MidCap Blend Account’s pro forma results of operations for the year ended December 31, 2009, would have been $2,799,000 of net investment income, $94,857,000 of net realized and unrealized gain on investments, and $97,656,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MidCap Stock Account that have been included in the MidCap Blend Account’s statement of operations since October 23, 2009.

All classes of shares for each of the Accounts represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

Temporary Guarantee Program for Money Market Funds. Following approval by the Board of Directors of Principal Variable Contracts Funds, Inc., Money Market Account submitted to the United States Department of Treasury an agreement to participate in the Temporary Guarantee Program for Money Market Funds (the “Program”).

The Program guaranteed Money Market Account shareholders that they would receive $1.00 per share they owned as of the close of business on September 19, 2008, or the number of shares held on the date the Account’s market based net asset value fell below $0.995 per share and Money Market Account liquidated, whichever was less. The program was subject to an overall limit of $50 billion for all money market funds participating in the Program. The Program did not cover investors who were not shareholders of Money Market Account on September 19, 2008.

The Program expired on September 18, 2009. The cost for participating in the initial three-month Program was 0.01% of the net assets of the Account as of September 19, 2008 and was borne by Money Market Account. An additional cost of .015% of the net assets of the Account as of September 19, 2008 was borne by Money Market Account to participate in the program through September 18, 2009. The cost for participating in the Program incurred during the period January 1, 2009 through September 18, 2009 is included in the statement of operations.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

90

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

2. Significant Accounting Policies (Continued)

Security Valuation. Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, and Principal LifeTime Strategic Income Account (collectively, the “Principal LifeTime Accounts”) along with SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) invest in combinations of other series of Principal Variable Contracts Funds, Inc. and Principal Funds, Inc. (the “Underlying Funds”). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

The Accounts (with the exception of Money Market Account, Principal LifeTime Accounts, and SAM Portfolios) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value are ordinarily not reflected in the account’s net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent each account invests in foreign securities listed on foreign exchanges which trade on days on which the account does not determine its net asset value, for example weekends and other customary national U.S. holidays, each account’s net asset value could be significantly affected on days when shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Money Market Account values its securities at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the account holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

91

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

2. Significant Accounting Policies (Continued)

The following Accounts held securities denominated in currencies that exceeded 5% of net assets of the Account:

Diversified International Account		International Emerging Markets Account		International SmallCap Account
Euro	22.9%	United States Dollar	26.4%	Euro	24.9%
British Pound	18.8	Hong Kong Dollar	18.3	Japanese Yen	21.9
Japanese Yen	16.0	Korean Won	12.5	British Pound	16.7
Swiss Franc	7.4	Taiwan Dollar	12.2	Canadian Dollar	10.8
Canadian Dollar	5.7	Brazilian Real	8.5	Australian Dollar	6.7
United States Dollar	5.6
Australian Dollar	5.0

Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Accounts allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class.

Expenses. Expenses directly attributed to an Account are charged to that Account. Other Account expenses not directly attributed to an Account are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses that each of the Principal LifeTime Accounts and SAM Portfolios bear directly, each of the Principal LifeTime Accounts and SAM Portfolios indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Principal LifeTime Accounts and SAM Portfolios may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the Principal LifeTime Accounts and SAM Portfolios will vary. Expenses included in the statements of operations of the Principal LifeTime Accounts and SAM Portfolios reflect the expenses of each Principal LifeTime Account and SAM Portfolio and do not include any expenses associated with the Underlying Funds.

Dividends and Distributions to Shareholders. With respect to Money Market Account, all net investment income and any realized gains from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other accounts are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, returns of capital, amortization of premiums and discounts, futures contracts, consent distributions, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, swap agreements, and foreign currency transactions. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

Real Estate Securities Account receives substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Account. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of income and distributions for financial statement purposes.

92

NOTES TO FINANCIAL STATEMENTS

PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

December 31, 2009

2. Significant Accounting Policies (Continued)

Federal Income Taxes. No provision for federal income taxes is considered necessary because each account is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Accounts evaluate tax positions taken or expected to be taken in the course of preparing the Accounts’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended December 31, 2009, the Accounts did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open to examine the Accounts’ U.S. tax returns filed for the fiscal years from 2006-2009. No examinations are in progress or anticipated at this time.

Foreign Taxes. Certain of the Accounts are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Accounts as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

Gains realized upon disposition of certain foreign securities held by the Accounts may be subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Accounts accrue an estimated deferred tax liability for future gains on certain foreign securities. At December 31, 2009, Diversified International Account had no foreign tax refund receivable, no deferred tax liability, and an approximate capital loss carryforward of $695,000 that expires in 2017, and International Emerging Markets Account had a foreign tax refund receivable of $52,000, no deferred tax liability, and an approximate capital loss carryforward of $2,828,000 that expires in 2017, relating to Indian securities.

Recent Accounting Pronouncements. On January 21, 2010, the FASB issued an ASU, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. Management is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

Subsequent Events. Management has evaluated events or transactions that may have occurred since December 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through February 17, 2010, the date the financial statements were issued.

3. Operating Policies

Foreign Currency Contracts. Certain of the Accounts may be subject to foreign currency exchange rate risk in the normal course of pursuing such Account’s investment objectives. The Accounts may use foreign currency contracts to gain exposure to, or hedge against changes in the value of foreign currencies. Certain of the Accounts enter into forward contracts to purchase and sell foreign currencies at a specified future date at a fixed exchange rate. Forward foreign currency contracts are valued at the forward rate, and are marked-to-market daily. The change in market value is recorded by the Accounts as an unrealized gain or loss. When the contract is closed, the Accounts record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate the fluctuations in underlying prices of the Accounts’ portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Accounts could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the currency changes unfavorably to the U.S. dollar. The foreign currency contracts outstanding as of December 31, 2009 are included in the schedules of investments.

93

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

3. Operating Policies (Continued)

Futures Contracts. The Accounts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Accounts (with the exception of Money Market Account) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account’s cost basis in the contract. There is minimal counterparty credit risk to the Accounts because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities. Information regarding illiquid securities is included with footnote designations in the schedules of investments.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Joint Trading Account. Certain of the Accounts may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating accounts’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities.

Line of Credit. Certain of the Accounts participate with other funds managed by the Manager in an unsecured joint line of credit with three banks which allow the participants to borrow up to $150 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate or LIBOR Rate plus 1.25%. Additionally, a commitment fee is charged at an annual rate of .125% on the amount of the line of credit. During the year ended December 31, 2009, Asset Allocation Account, Bond & Mortgage Securities Account, Diversified International Account, Income Account, International Emerging Markets Account, International SmallCap Account, LargeCap Blend Account II, LargeCap Growth Account, LargeCap Growth Account I, LargeCap Value Account, MidCap Blend Account, MidCap Growth Account I, MidCap Value Account II, Real Estate Securities Account, SmallCap Blend Account, SmallCap Growth Account II, and SmallCap Value Account I each borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

Mortgage Dollar Rolls. Certain of the Accounts have entered into mortgage-dollar-roll transactions, in which the Account sells mortgage-backed securities and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Account forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Accounts treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Accounts' portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the account in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

94

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

3. Operating Policies (Continued)

Repurchase Agreements. The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Accounts’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Accounts could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.

Securities Lending. To earn additional income, certain of the Accounts may lend portfolio securities to approved brokerage firms. The Accounts receive collateral, generally in the form of cash, against the loaned securities. During the period of the loan, the borrower must maintain collateral in an amount not less than 100% of the market value of the loaned securities. The market value of loaned securities is determined at the close of business of the Accounts and any additional required collateral is delivered to the Accounts on the next business day. The cash collateral is usually invested in short-term securities and the Accounts could realize a loss on such investments. Further, the Accounts could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. As of December 31, 2009, the Accounts had no securities on loan.

Senior Floating Rate Interests. The Accounts may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

Swap Agreements. Certain of the Accounts may invest in swap agreements. Swap agreements are privately negotiated agreements between an Account and a counterparty to exchange a series of cash flows at specified intervals based upon, or calculated by reference to, changes in specified prices or rates for a specified amount of an underlying asset. An Account may enter into credit default, interest rate, or total return swap agreements to manage its exposure to credit, interest rate, or market risk. The Accounts are subject to interest rate and credit risk in the normal course of pursuing their investment objectives. In connection with these agreements, securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Swap agreements are valued through a pricing service or using procedures established and periodically reviewed by the Fund’s Board of Directors; changes in value are recorded as unrealized gain or loss. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities

Upon termination of swap agreements, the Accounts recognize a realized gain or loss. Net periodic payments to be received or paid are accrued daily and are recorded in the statements of operations as realized gains or losses.

95

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

3. Operating Policies (Continued)

Payments received or made at the beginning of the measurement period are reflected as such on the statements of assets and liabilities and represent payments made or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, interest rates, and other relevant factors). These upfront payments are amortized daily over the term of the swap agreement as realized gains or losses on the statements of operations.

Notional principal amounts are used to express the extent of involvement in these agreements. Risks may exceed amounts shown on the statements of assets and liabilities. These risks include changes in the returns of the underlying instruments, unfavorable interest rate fluctuation, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements, and the possible lack of liquidity with respect to the swap agreements.

Credit default swaps involve commitments to pay a fixed rate at a predetermined frequency in exchange for a lump sum payment if a “credit event”, as defined in the agreement, affecting a third party occurs. Credit events may include a failure to pay interest, bankruptcy, restructuring, or other event as defined in the agreement. A “buyer” of credit protection agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of a credit event. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of a credit event. As the seller of credit protection, an Account would add leverage to its portfolio because, in addition to its total net assets, an Account would be subject to investment exposure on the notional amount of the swap.

If an Account is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Account will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If an Account is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, an Account will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. An Account may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swap to achieve a similar effect. Credit-default swap on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that an Account as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2009 for which an Account is the seller of protection are disclosed in the footnotes to the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by an Account for the same referenced entity or entities.

96

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

3. Operating Policies (Continued)

Details of credit default swaps where Bond & Mortgage Securities Account sold protection as of December 31, 2009 are as follows (amounts shown in thousands):

Counterparty	Reference	(Pay)/Receive	Expiration	Notional	Market	Upfront Premiums	Unrealized
(Issuer)	Entity	Fixed Rate	Date	Amount(1)	Value(2)	Paid/(Received)	(Depreciation)
Morgan Stanley	CMBX.NA.AJ.4	0.96%	02/17/2051	$ 500	$ (244)	$ (216)	$(28)
Morgan Stanley	CMBX.NA.AAA.4	0.35%	02/17/2051	1,250	(213)	(274)	61
			Total	$ 1,750	$ (457)	$ (490)	$33

(1) The maximum potential amount the Account could be required to make as a seller of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(2) The market price and resulting market value for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit default swap as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

Interest rate swaps involve the commitment to pay or receive a floating rate of interest in exchange for a fixed rate of interest based on the same notional amount

Total return swaps involve commitments to pay interest in exchange for a market-linked return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Accounts will receive a payment from or make a payment to the counterparty.

As of December 31, 2009, counterparties had not pledged collateral for swap agreements.

Details of swap agreements open at period end are included in the Accounts' schedules of investments.

To Be Announced Securities. The Accounts may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the account commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The value of the securities purchased on a TBA or when-issued basis are identified as such in each account’s schedule of investments.

97

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

3. Operating Policies (Continued)

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, note and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal national Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-thorough securities, each representing and undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

During 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of FNMA and FHLMC and of any stockholder of FNMA and FHLMC. The U.S. Department of the Treasury then announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Department of the Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Department of the Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Department of the Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Department of the Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Department of the Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

98

NOTES TO FINANCIAL STATEMENTS

PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

December 31, 2009

3. Operating Policies (Continued)

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

Derivatives not accounted for as	Asset Derivatives December 31, 2009		Liability Derivatives December 31, 2009
hedging instruments under Statement		Fair		Fair
133	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Asset Allocation Account
Equity contracts	Receivables, Net Assets Consist of Net	$169*	Receivables, Net Assets Consist of Net	$35*
	unrealized appreciation (depreciation) of		unrealized appreciation (depreciation) of
	investments		investments
Foreign exchange contracts	Receivables	191	Payables	219
Interest rate contracts	Receivables, Net Assets Consist of Net	28*	Receivables, Net Assets Consist of Net	56*
	unrealized appreciation (depreciation) of		unrealized appreciation (depreciation) of
	investments		investments

	Total	$388		$310
Balanced Account
Equity contracts	Payables, Net Assets Consist of Net unrealized	$1*
appreciation (depreciation) of investments
Bond & Mortgage Securities Account
Credit contracts	Receivables, Net Assets Consist of Net	$61	Payables, Net Assets Consist of Net unrealized	$1,331
	unrealized appreciation (depreciation) of		appreciation (depreciation) of investments
investments
Interest rate contracts			Payables, Net Assets Consist of Net unrealized	238*
appreciation (depreciation) of investments
	Total	$61		$1,569
Government & High Quality Bond Account
Interest rate contracts			Payables, Net Assets Consist of Net unrealized	$422*
appreciation (depreciation) of investments
LargeCap Blend Account II
Equity contracts	Payables, Net Assets Consist of Net unrealized	$12*
appreciation (depreciation) of investments
LargeCap Growth Account I
Equity contracts	Payables, Net Assets Consist of Net unrealized	$56*
appreciation (depreciation) of investments
LargeCap S&P 500 Index Account
Equity contracts	Payables, Net Assets Consist of Net unrealized	$15*
appreciation (depreciation) of investments
LargeCap Value Account
Equity contracts	Payables, Net Assets Consist of Net unrealized	$6*
appreciation (depreciation) of investments
LargeCap Value Account III
Equity contracts			Payables, Net Assets Consist of Net unrealized	$6*
appreciation (depreciation) of investments
Short-Term Income Account
Interest rate contracts	Receivables, Net Assets Consist of Net	$124*
unrealized appreciation (depreciation) of
investments
SmallCap Blend Account
Equity contracts	Payables, Net Assets Consist of Net unrealized	$23*
appreciation (depreciation) of investments

SmallCap Growth Account II
Equity contracts	Payables, Net Assets Consist of Net unrealized
	appreciation (depreciation) of investments	$116*

SmallCap Value Account I
Equity contracts	Payables, Net Assets Consist of Net unrealized	$215*
appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

99

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

3. Operating Policies (Continued)

		Realized Gain or (Loss)	Change in Unrealized
Derivatives Not Accounted		on Derivatives	Appreciation or (depreciation) of
for as Hedging Instruments	Location of Gain or (Loss) On Derivatives Recognized in	Recognized in	Derivatives Recognized in
Under Statement 133	Operations	Operations	Operations
Asset Allocation Account
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$1,477	$(214)
	unrealized appreciation/depreciation of Futures contracts
Foreign exchange rate	Net realized gain (loss) for Foreign currency	570	(134)
contracts	transactions/Change in unrealized appreciation/depreciation
	of Translation of assets and liabilities in foreign currencies
Interest rate contracts	Net realized gain (loss) from Futures contracts/Change in	37	55
	unrealized appreciation/depreciation of Futures contracts
	Total	$2,084	$(293)
Balanced Account
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$(16)	$(7)
	unrealized appreciation/depreciation of Futures contracts
Interest rate contracts	Net realized gain (loss) from Futures contracts/Change in	(49)	(1)
	unrealized appreciation/depreciation of Futures contracts
	Total	$(65)	$(8)
Bond & Mortgage Securities Account
Credit contracts	Net realized gain (loss) from Swap agreements/Change in	$(1,453)	$(994)
	unrealized appreciation/depreciation of Swap agreements
Interest rate contracts	Net realized gain (loss) from Futures contracts and Swap	103	(238)
	agreements/Change in unrealized appreciation/depreciation of
	Futures contracts and Swap agreements
	Total	$(1,350)	$(1,232)
Government & High Quality Bond Account
Interest rate contracts	Net realized gain (loss) from Futures contracts and Swap	$(754)	$121
	agreements/Change in unrealized appreciation/depreciation of
	Futures contracts and Swap agreements
LargeCap Blend Account II
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$673	$(7)
	unrealized appreciation/depreciation of Futures contracts
LargeCap Growth Account I
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$1,027	$56
	unrealized appreciation/depreciation of Futures contracts
LargeCap S&P 500 Index Account
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$653	$(65)
	unrealized appreciation/depreciation of Futures contracts
LargeCap Value Account
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$210	$(63)
	unrealized appreciation/depreciation of Futures contracts
LargeCap Value Account III
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$1,949	$(6)
	unrealized appreciation/depreciation of Futures contracts
Short-Term Bond Account
Interest rate contracts	Net realized gain (loss) from Futures contracts/Change in	$49	$(76)
	unrealized appreciation/depreciation of Futures contracts
Short-Term Income Account
Interest rate contracts	Net realized gain (loss) from Futures contracts/Change in	$(185)	$210
	unrealized appreciation/depreciation of Futures contracts
SmallCap Blend Account
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$225	$(43)
	unrealized appreciation/depreciation of Futures contracts
SmallCap Growth Account II
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$834	$116
	unrealized appreciation/depreciation of Futures contracts
SmallCap Value Account I
Equity contracts	Net realized gain (loss) from Futures contracts/Change in	$1,079	$50
	unrealized appreciation/depreciation of Futures contracts

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Accounts and the notional values of the futures contracts will vary in accordance with the changing cash balances. The level of derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Accounts throughout the year ended December 31, 2009.

100

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

4. Fair Value

Fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

Level 3 – Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs. Frequently, fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Account are valued using amortized cost, as permitted under 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

101

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

4. Fair Value (Continued)

The following is a summary of the inputs used as of December 31, 2009 in valuing the Accounts’ securities carried at value (amounts shown in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)

Asset Allocation Account
Bonds	$ —		$ 8,014	$ —	$ 8,014
Common Stocks
Basic Materials		908	471	—	1,379
Communications		2,894	655	—	3,549
Consumer, Cyclical		2,245	316	—	2,561
Consumer, Non-cyclical		6,327	1,326	—	7,653
Diversified		19	87	—	106
Energy		2,891	638	—	3,529
Exchange Traded Funds		2,528	—	—	2,528
Financial		3,451	1,218	—	4,669
Industrial		2,637	520	—	3,157
Technology		3,809	82	—	3,891
Utilities		—	361	—	361
Repurchase Agreements		—	6,436	—	6,436
U.S. Government & Government Agency Obligations		—	15,302	—	15,302
	Total investments in securities $	27,709	$ 35,426	$ —	$ 63,135
Foreign Currency Contracts**	$ —		$ (28)	$ —	$ (28)
Futures**	$ 106		$ —	$ —	$ 106

Balanced Account
Bonds	$ —		$ 13,377	$ 663	$ 14,040
Common Stocks
Basic Materials		1,310	22	—	1,332
Communications		3,490	—	—	3,490
Consumer, Cyclical		3,285	—	—	3,285
Consumer, Non-cyclical		7,979	—	—	7,979
Energy		4,109	—	—	4,109
Exchange Traded Funds		193	—	—	193
Financial		5,304	22	—	5,326
Industrial		3,808	—	—	3,808
Technology		4,930	—	—	4,930
Utilities		1,159	—	—	1,159
Convertible Bonds		—	35	—	35
Municipal Bonds		—	67	—	67
Repurchase Agreements		—	431	—	431
U.S. Government & Government Agency Obligations		—	10,218	—	10,218
	Total investments in securities $	35,567	$ 24,172	$ 663	$ 60,402
Futures**	$ 1		$ —	$ —	$ 1

102

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
		December 31, 2009

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
Bond & Mortgage Securities Account
Bonds	$ —		$ 202,149	$ 7,095	$ 209,244
Common Stocks*		14	—	—	14
Convertible Bonds		—	778	—	778
Municipal Bonds		—	919	—	919
Repurchase Agreements		—	8,838	—	8,838
Senior Floating Rate Interests		—	3,153	—	3,153
U.S. Government & Government Agency Obligations		—	149,280	—	149,280
	Total investments in securities $	14	$ 365,117	$ 7,095	$ 372,226
Credit Default Swaps**	$ —		$ (1,270)	$ —	$ (1,270)
Futures**	$ (238)		$ —	$ —	$ (238)

Diversified International Account
Common Stocks
Basic Materials	$ 3,257		$ 42,743	$ 85	$ 46,085
Communications		2,197	22,092	—	24,289
Consumer, Cyclical		144	46,642	—	46,786
Consumer, Non-cyclical		1,590	53,703	—	55,293
Diversified		—	5,330	—	5,330
Energy		4,355	28,985	—	33,340
Financial		550	84,019	11	84,580
Industrial		—	32,613	—	32,613
Technology		892	20,733	—	21,625
Utilities		—	8,250	—	8,250
Preferred Stocks
Basic Materials		—	1,720	—	1,720
Communications		—	721	—	721
Financial		—	1,330	—	1,330
Utilities		—	143	—	143
Repurchase Agreements		—	3,790	—	3,790
	Total investments in securities $	12,985	$ 352,814	$ 96	$ 365,895

Equity Income Account
Bonds	$ —		$ 1,165	$ —	$ 1,165
Common Stocks
Basic Materials		14,638	—	—	14,638
Communications		30,675	—	—	30,675
Consumer, Cyclical		54,727	—	—	54,727
Consumer, Non-cyclical		77,223	—	—	77,223
Energy		31,240	—	—	31,240
Financial		81,729	—	—	81,729
Industrial		48,863	—	—	48,863
Technology		32,652	—	—	32,652
Utilities		33,009	—	—	33,009
Preferred Stocks
Financial		—	4,223	—	4,223
Repurchase Agreements		—	8,702	—	8,702
U.S. Government & Government Agency Obligations		—	34	—	34
	Total investments in securities $	404,756	$ 14,124	$ —	$ 418,880

103

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2009

4. Fair Value (Continued)
		Level 2 - Other
	Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account	Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
Government & High Quality Bond Account
Bonds	$ —	$ 48,633	$ 2,622	$ 51,255
Repurchase Agreements	—	3,374	—	3,374
U.S. Government & Government Agency Obligations	—	210,181	—	210,181
Total investments in securities $	—	$ 262,188	$ 2,622	$ 264,810
Futures**	$ (422)	$ —	$ —	$ (422)

Income Account
Bonds	$ —	$ 136,624	$ 2,685	$ 139,309
Common Stocks
Energy	—	—	—	—
Convertible Bonds	—	3,709	—	3,709
Preferred Stocks
Government	—	42	—	42
Repurchase Agreements	—	3,101	—	3,101
Senior Floating Rate Interests	—	2,010	—	2,010
U.S. Government & Government Agency Obligations	—	49,762	—	49,762
Total investments in securities $	—	$ 195,248	$ 2,685	$ 197,933

International Emerging Markets Account
Common Stocks
Basic Materials	$ 9,310	$ 13,284	$ 260	$ 22,854
Communications	7,108	5,760	—	12,868
Consumer, Cyclical	443	14,052	—	14,495
Consumer, Non-cyclical	4,815	4,207	—	9,022
Diversified	—	2,698	—	2,698
Energy	12,984	13,081	—	26,065
Financial	1,692	36,798	—	38,490
Industrial	—	12,620	—	12,620
Technology	2,703	17,406	—	20,109
Utilities	631	514	—	1,145
Preferred Stocks
Basic Materials	—	4,933	—	4,933
Financial	—	3,827	—	3,827
Utilities	—	438	—	438
Repurchase Agreements	—	228	—	228
Total investments in securities $	39,686	$ 129,846	$ 260	$ 169,792

104

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
		December 31, 2009

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
International SmallCap Account
Common Stocks
Basic Materials	$ —		$ 9,536	$ —	$ 9,536
Communications		—	4,671	—	4,671
Consumer, Cyclical		—	15,334	—	15,334
Consumer, Non-cyclical		54	11,862	—	11,916
Diversified		—	865	—	865
Energy		—	8,564	—	8,564
Financial		—	19,265	—	19,265
Industrial		—	22,421	—	22,421
Technology		—	5,145	82	5,227
Utilities		—	1,915	—	1,915
Preferred Stocks
Communications		—	635	—	635
Repurchase Agreements		—	835	—	835
	Total investments in securities $	54	$ 101,048	$ 82	$ 101,184

LargeCap Blend Account II
Common Stocks
Basic Materials	$ 7,633		$ —	$ —	$ 7,633
Communications		20,580	—	—	20,580
Consumer, Cyclical		15,254	—	—	15,254
Consumer, Non-cyclical		42,480	—	—	42,480
Energy		22,543	—	—	22,543
Financial		23,830	—	—	23,830
Industrial		19,304	—	—	19,304
Technology		22,531	—	—	22,531
Utilities		5,344	—	—	5,344
Convertible Preferred Stocks
Financial		—	392	—	392
Repurchase Agreements		—	1,985	—	1,985
	Total investments in securities $	179,499	$ 2,377	$ —	$ 181,876
Futures**	$ 12		$ —	$ —	$ 12

LargeCap Growth Account
Common Stocks*	$ 237,163		$ —	$ —	$ 237,163
Repurchase Agreements		—	5,340	—	5,340
	Total investments in securities $	237,163	$ 5,340	$ —	$ 242,503

LargeCap Growth Account I
Common Stocks*	$ 214,362		$ —	$ —	$ 214,362
Repurchase Agreements		—	3,148	—	3,148
	Total investments in securities $	214,362	$ 3,148	$ —	$ 217,510
Futures**	$ 56		$ —	$ —	$ 56

LargeCap S&P 500 Index Account
Common Stocks*	$ 115,334		$ —	$ —	$ 115,334
Repurchase Agreements		—	337	—	337
	Total investments in securities $	115,334	$ 337	$ —	$ 115,671
Futures**	$ 15		$ —	$ —	$ 15

105

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
		December 31, 2009

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
LargeCap Value Account
Common Stocks*	$ 154,196		$ —	$ —	$ 154,196
Repurchase Agreements		—	330	—	330
	Total investments in securities $	154,196	$ 330	$ —	$ 154,526
Futures**	$ 6		$ —	$ —	$ 6

LargeCap Value Account III
Common Stocks*	$ 218,774		$ —	$ —	$ 218,774
Repurchase Agreements		—	4,140	—	4,140
	Total investments in securities $	218,774	$ 4,140	$ —	$ 222,914
Futures**	$ (6)		$ —	$ —	$ (6)

MidCap Blend Account
Common Stocks
Basic Materials	$ 10,681		$ 6,122	$ —	$ 16,803
Communications		56,065	—	—	56,065
Consumer, Cyclical		37,751	—	—	37,751
Consumer, Non-cyclical		93,018	—	—	93,018
Diversified		9,252	—	—	9,252
Energy		61,400	—	—	61,400
Financial		55,921	—	—	55,921
Industrial		13,374	—	—	13,374
Technology		19,335	—	—	19,335
Utilities		17,818	—	—	17,818
Repurchase Agreements		—	4,519	—	4,519
	Total investments in securities $	374,615	$ 10,641	$ —	$ 385,256

MidCap Growth Account I
Common Stocks*	$ 50,548		$ —	$ —	$ 50,548
	Total investments in securities $	50,548	$ —	$ —	$ 50,548

MidCap Value Account II
Common Stocks*	$ 95,267		$ —	$ —	$ 95,267
Repurchase Agreements		—	781	—	781
	Total investments in securities $	95,267	$ 781	$ —	$ 96,048

Money Market Account
Bonds	$ —		$ 8,423	$ —	$ 8,423
Certificate of Deposit		—	13,600	—	13,600
Commercial Paper		—	335,690	—	335,690
Common Stocks*		18,880	—	—	18,880
Municipal Bonds		—	7,620	—	7,620
U.S. Government & Government Agency Obligations		—	1,008	—	1,008
	Total investments in securities $	18,880	$ 366,341	$ —	$ 385,221

Mortgage Securities Account
Bonds	$ —		$ 53,770	$ —	$ 53,770
Repurchase Agreements		—	9,007	—	9,007
U.S. Government & Government Agency Obligations		—	172,334	—	172,334
	Total investments in securities $	—	$ 235,111	$ —	$ 235,111

106

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
		December 31, 2009

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
Principal Capital Appreciation Account
Common Stocks*	$ 99,207		$ —	$ —	$ 99,207
Repurchase Agreements		—	1,402	—	1,402
	Total investments in securities $	99,207	$ 1,402	$ —	$ 100,609

Principal LifeTime 2010 Account
Investment Companies	$ 43,193		$ —	$ —	$ 43,193
	Total investments in securities $	43,193	$ —	$ —	$ 43,193

Principal LifeTime 2020 Account
Investment Companies	$ 177,535		$ —	$ —	$ 177,535
	Total investments in securities $	177,535	$ —	$ —	$ 177,535

Principal LifeTime 2030 Account
Investment Companies	$ 64,611		$ —	$ —	$ 64,611
	Total investments in securities $	64,611	$ —	$ —	$ 64,611

Principal LifeTime 2040 Account
Investment Companies	$ 15,863		$ —	$ —	$ 15,863
	Total investments in securities $	15,863	$ —	$ —	$ 15,863

Principal LifeTime 2050 Account
Investment Companies	$ 10,723		$ —	$ —	$ 10,723
	Total investments in securities $	10,723	$ —	$ —	$ 10,723

Principal LifeTime Strategic Income Account
Investment Companies	$ 23,809		$ —	$ —	$ 23,809
	Total investments in securities $	23,809	$ —	$ —	$ 23,809

Real Estate Securities Account
Common Stocks*	$ 160,233		$ —	$ —	$ 160,233
Repurchase Agreements		—	118	—	118
	Total investments in securities $	160,233	$ 118	$ —	$ 160,351

SAM Balanced Portfolio
Investment Companies	$ 839,328		$ —	$ —	$ 839,328
	Total investments in securities $	839,328	$ —	$ —	$ 839,328

SAM Conservative Balanced Portfolio
Investment Companies	$ 170,151		$ —	$ —	$ 170,151
	Total investments in securities $	170,151	$ —	$ —	$ 170,151

SAM Conservative Growth Portfolio
Investment Companies	$ 210,155		$ —	$ —	$ 210,155
	Total investments in securities $	210,155	$ —	$ —	$ 210,155

SAM Flexible Income Portfolio
Investment Companies	$ 178,552		$ —	$ —	$ 178,552
	Total investments in securities $	178,552	$ —	$ —	$ 178,552

107

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
		December 31, 2009

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
SAM Strategic Growth Portfolio
Investment Companies	$ 127,335		$ —	$ —	$ 127,335
	Total investments in securities $	127,335	$ —	$ —	$ 127,335

Short-Term Bond Account
Bonds	$ —		$ 97,540	$ 1,658	$ 99,198
Repurchase Agreements		—	711	—	711
U.S. Government & Government Agency Obligations		—	26,379	—	26,379
	Total investments in securities $	—	$ 124,630	$ 1,658	$ 126,288

Short-Term Income Account
Bonds	$ —		$ 67,184	$ 94	$ 67,278
Repurchase Agreements		—	1,726	—	1,726
U.S. Government & Government Agency Obligations		—	5,544	—	5,544
	Total investments in securities $	—	$ 74,454	$ 94	$ 74,548
Futures**	$ 124		$ —	$ —	$ 124

SmallCap Blend Account
Common Stocks*	$ 50,967		$ —	$ —	$ 50,967
Repurchase Agreements		—	888	—	888
	Total investments in securities $	50,967	$ 888	$ —	$ 51,855
Futures**	$ 23		$ —	$ —	$ 23

SmallCap Growth Account II
Common Stocks
Basic Materials	$ 1,758		$ —	$ —	$ 1,758
Communications		10,822	224	—	11,046
Consumer, Cyclical		11,251	—	—	11,251
Consumer, Non-cyclical		22,485	—	11	22,496
Diversified		3	—	—	3
Energy		3,126	—	—	3,126
Financial		3,267	—	—	3,267
Industrial		8,915	—	—	8,915
Technology		14,824	—	—	14,824
Utilities		44	—	—	44
Repurchase Agreements		—	1,158	—	1,158
	Total investments in securities $	76,495	$ 1,382	$ 11	$ 77,888
Futures**	$ 116		$ —	$ —	$ 116

SmallCap Value Account I
Common Stocks*	$ 127,585		$ —	$ —	$ 127,585
Repurchase Agreements		—	2,932	—	2,932
	Total investments in securities $	127,585	$ 2,932	$ —	$ 130,517
Futures**	$ 215		$ —	$ —	$ 215

*For additional detail regarding sector classifications, please see the Schedules of Investments.

**Futures, foreign currency contracts, and swap agreements are valued at the unrealized appreciation/depreciation on the instrument.

108

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

4. Fair Value (Continued)

The changes in investments measured at fair value for which the Accounts’ have used level 3 inputs to determine fair value are as follows (amounts shown in thousands):

Transfers
	Value			Change in	Net	In and/or	Value
	December	Accrued	Realized	Unrealized	Purchases/	Out of	December
Account	31, 2008	Discount/Premium	Gain/(Loss) Gain/(Loss)		Sales	Level 3	31, 2009
Asset Allocation Account
U.S. Government & Government
Agency Obligations	$ 300	$ —	$ 4	$ —	$ (304)	$ —	$ —
Total	$ 300	$ —	$ 4	$ —	$ (304)	$ —	$ —

Balanced Account
Bonds	$ 34	$ 1	$ (8)	$ (17)	$ (254)	$ 907	$ 663
Total	$ 34	$ 1	$ (8)	$ (17)	$ (254)	$ 907	$ 663

Bond & Mortgage Securities Account
Bonds	$ 521	$ 4	$ (208)	$ 332	$ (300)	$ 6,746	$ 7,095
Total	$ 521	$ 4	$ (208)	$ 332	$ (300)	$ 6,746	$ 7,095

Diversified International Account
Common Stocks
Basic Materials	$ —	$ —	$ —	$ 9	$ 76	$ —	$ 85
Communications	2,623	—	—	—	—	(2,623)	—
Financial	—	—	—	11	—	—	11
Industrial	1,589	—	—	—	—	(1,589)	—
Utilities	2	—	(21)	29	(10)	—	—
Total	$ 4,214	$ —	$ (21)	$ 49	$ 66	$ (4,212)	$ 96

Government & High Quality Bond Account
Bonds	$ —	$ —	$ —	$ (147)	$ (1,027)	$ 3,796	$ 2,622
Total	$ —	$ —	$ —	$ (147)	$ (1,027)	$ 3,796	$ 2,622

Income Account
Bonds	$ 774	$ 22	$ —	$ 389	$ 1,500	$ —	$ 2,685
Total	$ 774	$ 22	$ —	$ 389	$ 1,500	$ —	$ 2,685

International Emerging Markets Account
Common Stocks
Basic Materials	$ —	$ —	$ —	$ 19	$ 241	$ —	$ 260
Total	$ —	$ —	$ —	$ 19	$ 241	$ —	$ 260

International SmallCap Account
Common Stocks
Industrial	$ 58	$ —	$ —	$ (58)	$ —	$ —	$ —
Technology	—	—	(10)	(6)	99	—	82
Total	$ 58	$ —	$ (10)	$ (64)	$ 99	$ —	$ 82

Short-Term Bond Account
Bonds	$ 53	$ —	$ (356)	$ 675	$ (285)	$ 1,571	$ 1,658
Total	$ 53	$ —	$ (356)	$ 675	$ (285)	$ 1,571	$ 1,658

Short-Term Income Account
Bonds	$ —	$ —	$ —	$ 22	$ (12)	$ 84	$ 94
Total	$ —	$ —	$ —	$ 22	$ (12)	$ 84	$ 94

SmallCap Growth Account II
Common Stocks
Consumer, Non-cyclical	$ —	$ —	$ 1	$ 3	$ 7	$ —	$ 11
Total	$ —	$ —	$ 1	$ 3	$ 7	$ —	$ 11

109

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

5. Management Agreement and Transactions with Affiliates

Management Services. The Fund has agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each account’s average daily net assets. A portion of the management fee is paid by Principal Management Corporation to the sub-advisor of each of the Accounts. Effective July 1, 2009, the annual rate paid by Principal LifeTime Accounts was reduced to 0.03% of each of the Principal LifeTime Accounts’ average net assets. Prior to July 1, 2009 the annual rate paid by each Principal LifeTime Account was 0.1225% of each of the Principal LifeTime Accounts’ average daily net assets up to $3 billion and 0.1125% of each of the Principal LifeTime Accounts’ average daily net assets over $3 billion. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion. The annual rates used in this calculation for each of the other Accounts are as follows:

			Net Assets of Accounts (in millions)
						Over
		First $100	Next $100	Next $100	Next $100	$400
Asset Allocation Account		0.80%	0.75%	0.70%	0.65%	0.60%
Balanced Account		0.60	0.55	0.50	0.45	0.40
Bond & Mortgage Securities Account		0.50	0.45	0.40	0.35	0.30
Equity Income Account		0.60	0.55	0.50	0.45	0.40
Government & High Quality Bond Account		0.50	0.45	0.40	0.35	0.30
International SmallCap Account		1.20	1.15	1.10	1.05	1.00
LargeCap Growth Account I		0.80	0.75	0.70	0.65	0.60
MidCap Blend Account		0.65	0.60	0.55	0.50	0.45
MidCap Growth Account I		0.90	0.85	0.80	0.75	0.70
Money Market Account		0.50	0.45	0.40	0.35	0.30
Real Estate Securities Account		0.90	0.85	0.80	0.75	0.70
Short-Term Bond Account		0.50	0.45	0.40	0.35	0.30
SmallCap Blend Account		0.85	0.80	0.75	0.70	0.65
SmallCap Growth Account II		1.00	0.95	0.90	0.85	0.80
SmallCap Value Account I		1.10	1.05	1.00	0.95	0.90

			Net Assets of Accounts (in millions)
						Over
		First $250	Next $250	Next $250	Next $250	$1,000
Diversified International Account		0.85%	0.80%	0.75%	0.70%	0.65%
International Emerging Markets Account		1.25	1.20	1.15	1.10	1.05
LargeCap Blend Account II		0.75	0.70	0.65	0.60	0.55
LargeCap Value Account		0.60	0.55	0.50	0.45	0.40
LargeCap Value Account III		0.75	0.70	0.65	0.60	0.55
MidCap Value Account II		1.05	1.00	0.95	0.90	0.85

Net Assets of Account
	(in millions)
First	Next	Over
$200	$300	$500
Short-Term Income Account 0.50%	0.45%	0.40%

110

			NOTES TO FINANCIAL STATEMENTS
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
			December 31, 2009

5. Management Agreement and Transactions with Affiliates (Continued)

	Net Assets of Account					Net Assets of Account
	(in millions)					(in millions)
				First	Next	Next $1	Next $1	Over $3
	First $500 Over $500			$500	$500	billion	billion	billion
Principal Capital			LargeCap Growth
Appreciation Account	.625%	.50%	Account	0.68%	0.63%	0.61%	0.56%	0.51%

	Net Assets of Accounts
	First $2	Over $2
	billion	billion
Income Account	.50%	.45%
Mortgage Securities Account	.50	.45

	Overall Fee
LargeCap S&P 500 Index Account	.25%

Effective July 1, 2009, the Manager has contractually agreed to limit the Account’s management and investment advisory fees for certain of the Accounts through the period ended April 30, 2011. The expense limit will reduce the Account’s management and investment advisory fees by the following amounts:

LargeCap Blend Account II	0.018%
LargeCap Growth Account I	0.016
LargeCap Value Account III	0.012
SmallCap Growth Account II	0.020
SmallCap Value Account I	0.020

The Manager has contractually agreed to limit the expenses (excluding interest the Accounts incur in connection with investments they make) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	Class 1	Class 2	Expiration
International SmallCap Account*	1.16%	N/A	April 30, 2011
MidCap Value Account II	1.01	N/A	April 30, 2010
Principal LifeTime 2040 Account	0.13	N/A	April 30, 2009
Principal LifeTime 2050 Account	0.12	N/A	April 30, 2009
Principal LifeTime Strategic Income Account	0.14	N/A	April 30, 2009
SmallCap Value Account I**	0.99	1.24%	April 30, 2010

*	Period from October 1, 2009 through December 31, 2009.
**	Prior to July 1, 2009, the operating expense limit for SmallCap Value Account I was 1.01% for Class 1 and 1.26% for Class 2.

In addition, the Manager has voluntarily agreed to limit Money Market Account’s expenses to the extent necessary to maintain a 0% yield. The voluntary expense limit may be terminated at any time.

111

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

5. Management Agreement and Transactions with Affiliates (Continued)

Distribution and Shareholder Servicing Fees. Class 2 shares of the Accounts bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to Class 2 shares of each of the Accounts. Distribution fees are paid to Principal Funds Distributor, Inc., the principal underwriter, a portion may be paid to other selling dealers for providing certain services. The annual rate for Class 2 shares is .25%.

Effective March 1, 2009, Principal Funds Distributor, Inc. has voluntarily agreed to limit Money Market Account’s distribution fees attributable to Class 2 shares of Money Market Account. The limit will maintain the level of distribution fees not to exceed 0% for Class 2 shares. The limit may be terminated at any time.

Affiliated Ownership. At December 31, 2009, Principal Life Insurance Company (an affiliate of the Manager) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned shares of the Accounts as follows (amounts in thousands):

	Class 1		Class 1
Asset Allocation Account	5,748	Principal Capital Appreciation Account	243
Balanced Account	4,715	Principal LifeTime 2010 Account	4,502
Bond & Mortgage Securities Account	29,494	Principal LifeTime 2020 Account	17,847
Diversified International Account	23,220	Principal LifeTime 2030 Account	6,591
Equity Income Account	12,874	Principal LifeTime 2040 Account	1,594
Government & High Quality Bond Account	23,424	Principal LifeTime 2050 Account	1,089
International Emerging Markets Account	8,945	Principal LifeTime Strategic Income Account	2,472
International SmallCap Account	8,585	Real Estate Securities Account	9,589
LargeCap Blend Account II	27,487	SAM Balanced Portfolio	42,826
LargeCap Growth Account	6,434	SAM Conservative Balanced Portfolio	12,984
LargeCap Growth Account I	11,326	SAM Conservative Growth Portfolio	4,272
LargeCap S&P 500 Index Account	14,760	SAM Flexible Income Portfolio	11,063
LargeCap Value Account	6,793	SAM Strategic Growth Portfolio	2,843
LargeCap Value Account III	16,400	Short-Term Bond Account	14,694
MidCap Blend Account	10,159	Short-Term Income Account	10,679
MidCap Growth Account I	6,232	SmallCap Blend Account	7,812
MidCap Value Account II	9,280	SmallCap Growth Account II	5,265
Money Market Account	365,015	SmallCap Value Account I	9,713
Mortgage Securities Account	1,438

Affiliated Brokerage Commissions. With respect to Bond & Mortgage Securities Account, $19,000 of brokerage commissions were paid to Spectrum Asset Management, Inc., a member of the Principal Financial Group. The other Accounts did not pay brokerage commissions to any member of the Principal Financial Group during the year ended December 31, 2009. Brokerage commissions were paid to affiliates of sub-advisors as follows (in thousands):

Year Ended
December 31, 2009
SmallCap Growth Account II	$1

112

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

6. Investment Transactions

For the year ended December 31, 2009, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales
Asset Allocation Account	$ 73,179	$ 84,877	Principal Capital Appreciation Account	$ 26,731	$ 18,694
Balanced Account	126,340	137,754	Principal LifeTime 2010 Account	15,260	10,531
Bond & Mortgage Securities Account	1,484,537	1,573,834	Principal LifeTime 2020 Account	51,387	30,102
Diversified International Account	324,794	317,623	Principal LifeTime 2030 Account	32,746	3,366
Equity Income Account	181,453	148,066	Principal LifeTime 2040 Account	3,852	2,362
Government & High Quality Bond Account	272,673	337,028	Principal LifeTime 2050 Account	2,819	1,392
Income Account	79,191	33,153	Principal LifeTime Strategic Income
International Emerging Markets Account	172,118	161,782	Account	11,720	7,361
International SmallCap Account	108,570	117,137	Real Estate Securities Account	80,168	73,201
LargeCap Blend Account II	125,742	140,925	SAM Balanced Portfolio	246,754	19,928
LargeCap Growth Account	196,482	168,182	SAM Conservative Balanced Portfolio	72,309	11,555
LargeCap Growth Account I	156,682	174,706	SAM Conservative Growth Portfolio	22,587	21,744
LargeCap S&P 500 Index Account	15,639	17,430	SAM Flexible Income Portfolio	66,332	28,850
LargeCap Value Account	198,719	205,313	SAM Strategic Growth Portfolio	19,315	8,439
LargeCap Value Account III	183,323	176,455	Short-Term Bond Account	63,739	52,172
MidCap Blend Account	71,409	82,360	Short-Term Income Account	43,868	12,528
MidCap Growth Account I	33,985	36,376	SmallCap Blend Account	39,042	43,804
MidCap Value Account II	133,205	138,166	SmallCap Growth Account II	84,011	85,245
Mortgage Securities Account	102,307	36,450	SmallCap Value Account I	83,122	84,061

For the year ended December 31, 2009, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales
Asset Allocation Account	$ 25,853	$ 24,227	Mortgage Securities Account	$ 14,622	$ 2,925
Balanced Account	7,397	6,625	Short-Term Bond Account	16,032	16,794
Bond & Mortgage Securities Account	128,246	112,533	Short-Term Income Account	4,120	130
Government & High Quality Bond Account	37,641	23,496	SmallCap Value Account I	–	116
Income Account	13,211	4,503

113

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended December 31, 2009 and December 31, 2008 were as follows (amounts in thousands):

			Long-Term
	Ordinary Income		Capital Gain*		Return of Capital		Section 1250 Gain
	2009	2008	2009	2008	2009	2008	2009	2008
Asset Allocation Account	$ 1,822 $	4,724	$ – $	4,828	$ – $	–	$ – $	–
Balanced Account	2,647	2,956	–	3,470	–	–	–	–
Bond & Mortgage Securities Account	37,041	25,851	–	–	–	–	–	–
Diversified International Account	14,747	32,412	–	76,228	–	–	–	–
Equity Income Account	20,717	20,200	–	25,508	–	–	–	–
Government & High Quality Bond Account	15,687	15,001	–	–	–	–	–	–
Income Account	17,680	11,335	152	208	–	–	–	–
International Emerging Markets Account	2,204	31,597	–	26,102	–	–	–	–
International SmallCap Account	2,378	12,395	–	20,033	–	–	–	–
LargeCap Blend Account II	3,023	15,975	–	84,558	–	–	–	–
LargeCap Growth Account	1,449	1,456	–	–	22	–	–	–
LargeCap Growth Account I	89	401	–	–	–	–	–	–
LargeCap S&P 500 Index Account	4,516	3,668	–	3,811	–	–	–	–
LargeCap Value Account	6,994	8,985	–	24,933	–	–	–	–
LargeCap Value Account III	7,073	6,207	–	5,979	–	–	–	–
MidCap Blend Account	2,392	7,072	14,827	40,117	–	–	–	–
MidCap Growth Account I	67	5,034	–	4,068	–	–	–	–
MidCap Value Account II	1,573	7,114	–	4,056	–	–	–	–
Money Market Account	1,057	8,668	–	–	–	–	–	–
Mortgage Securities Account	15,705	12,314	–	–	–	–	–	–
Principal Capital Appreciation Account	1,326	1,572	–	10,314	–	–	–	–
Principal LifeTime 2010 Account	1,551	2,161	67	2,639	–	–	–	–
Principal LifeTime 2020 Account	5,072	8,649	–	12,247	–	–	–	–
Principal LifeTime 2030 Account	776	1,505	51	2,183	–	–	–	–
Principal LifeTime 2040 Account	345	695	–	1,185	–	–	–	–
Principal LifeTime 2050 Account	201	485	–	764	–	–	–	–
Principal LifeTime Strategic Income
Account	1,034	861	174	633	–	–	–	–
Real Estate Securities Account	5,240	5,194	–	58,377	–	–	–	330
SAM Balanced Portfolio	24,142	22,940	18,466	71,003	–	–	–	–
SAM Conservative Balanced Portfolio	4,356	3,089	1,462	5,139	–	–	–	–
SAM Conservative Growth Portfolio	8,970	9,785	10,638	26,791	–	–	–	–
SAM Flexible Income Portfolio	6,893	8,007	1,124	10,759	–	–	–	–
SAM Strategic Growth Portfolio	3,798	4,616	1,483	20,889	–	–	–	–
Short-Term Bond Account	7,521	7,051	–	–	–	–	–	–
Short-Term Income Account	3,946	2,053	–	–	–	–	–	–
SmallCap Blend Account	335	3,084	–	5,887	–	–	–	–
SmallCap Value Account I	2,625	5,981	–	12,511	–	–	–	–

*The Accounts designate these distributions as long-term capital gain dividends per IRC code Sec. 852(b)(3)(C).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

114

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

7. Federal Tax Information (Continued)

Distributable Earnings. As of December 31, 2009, the components of distributable earnings on a federal income tax basis were as follows (amounts in thousands):

Undistributed
Ordinary Income
Asset Allocation Account	$ 1,488
Balanced Account	1,503
Bond & Mortgage Securities Account	3,999
Diversified International Account	359
Equity Income Account	3,099
Government & High Quality Bond Account	9,900
Income Account	2,295
International Emerging Markets Account	261
International SmallCap Account	1,976
LargeCap Blend Account II	2,360
LargeCap Growth Account I	119
LargeCap S&P 500 Index Account	571
LargeCap Value Account	705
LargeCap Value Account III	937
MidCap Blend Account	4,071
MidCap Growth Account I	164
MidCap Value Account II	1,134
Mortgage Securities Account	1,734
Principal Capital Appreciation Account	282
Principal LifeTime 2010 Account	1,943
Principal LifeTime 2020 Account	7,086
Principal LifeTime 2030 Account	1,650
Principal LifeTime 2040 Account	410
Principal LifeTime 2050 Account	242
Principal LifeTime Strategic Income Account	1,256
Real Estate Securities Account	1,212
SAM Balanced Portfolio	31,086
SAM Conservative Balanced Portfolio	7,610
SAM Conservative Growth Portfolio	6,638
SAM Flexible Income Portfolio	9,997
SAM Strategic Growth Portfolio	3,115
Short-Term Bond Account	3,571
Short-Term Income Account	520
SmallCap Blend Account	261
SmallCap Value Account I	70
As of December 31, 2009, LargeCap Growth Account, Money Market Account and SmallCap Growth Account II had no distributable earnings on a federal income tax basis.

115

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

7. Federal Tax Information (Continued)

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of an account. At December 31, 2009, the following Accounts had approximate net capital loss carryforwards as follows (amounts in thousands):

		Net Capital Loss Carryforward Expiring In:
										Annual
	2010	2011	2012	2013	2014	2015	2016	2017 Total Limitations*
Asset Allocation Account	$ – $	– $	– $	– $	– $	– $	131 $	– $	131 $	–
Balanced Account	–	–	–	–	–	–	4,783	10,427	15,210	–
Bond & Mortgage Securities Account	1,073	–	–	574	1,318	171	13,679	23,272	40,087	–
Diversified International Account	–	–	–	–	–	–	57,765	99,463	157,228	–
Equity Income Account	–	–	–	–	–	–	46,356	62,643	108,999	–
Government & High Quality Bond
Account	–	–	–	147	1,853	–	–	21,747	23,747	–
Income Account	–	–	–	–	–	–	–	2,836	2,836	–
International Emerging Markets Account	–	–	–	–	–	–	24,474	26,823	51,297	–
International SmallCap Account	–	–	–	–	–	–	34,076	30,882	64,958	–
LargeCap Blend Account II	–	–	–	–	–	–	18,641	34,681	53,322	–
LargeCap Growth Account	18,104	12,160	–	1,468	–	–	15,047	51,553	98,332	12,160
LargeCap Growth Account I	9,225	11,287	–	–	–	–	10,427	28,311	59,250	–
LargeCap S&P 500 Index Account	–	–	–	–	–	–	2,498	3,566	6,064	–
LargeCap Value Account	–	–	–	–	–	–	26,969	27,730	54,699	–
LargeCap Value Account III	–	–	–	–	–	431	15,471	63,600	79,502	–
MidCap Blend Account	–	–	–	–	–	–	–	6,973	6,973	–
MidCap Growth Account I	–	–	–	–	–	–	2,958	10,107	13,065	–
MidCap Value Account II	–	–	–	–	–	–	13,234	35,383	48,617	–
Money Market Account	–	–	–	–	–	–	298	4	302	–
Mortgage Securities Account	–	1,673	1,119	782	1,308	436	608	434	6,360	–
Principal Capital Appreciation Account	–	–	–	–	–	–	120	9	129	–
Principal LifeTime 2010 Account	–	–	–	–	–	–	–	2,410	2,410	–
Principal LifeTime 2020 Account	–	–	–	–	–	–	94	6,452	6,546	–
Principal LifeTime 2030 Account	–	–	–	–	–	–	–	79	79	–
Principal LifeTime 2040 Account	–	–	–	–	–	–	66	487	553	–
Principal LifeTime 2050 Account	–	–	–	–	–	–	13	272	285	–
Principal LifeTime Strategic Income
Account	–	–	–	–	–	–	–	1,176	1,176	–
Real Estate Securities Account	–	–	–	–	–	–	16,384	39,227	55,611	–
SAM Balanced Portfolio	–	–	–	–	–	–	–	2,143	2,143	–
SAM Conservative Balanced Portfolio	–	–	–	–	–	–	–	114	114	–
SAM Conservative Growth Portfolio	–	–	–	–	–	–	173	4,565	4,738	936
SAM Flexible Income Portfolio	–	–	–	–	–	–	–	2,039	2,039	–
SAM Strategic Growth Portfolio	–	–	–	–	–	–	–	988	988	–
Short-Term Bond Account	–	1	166	573	445	348	1,956	10,846	14,335	–
Short-Term Income Account	–	112	85	–	42	43	617	70	969	–
SmallCap Blend Account	–	–	–	–	–	–	7,104	18,396	25,500	–
SmallCap Growth Account II	20,647	–	7,505	–	–	–	9,450	21,145	58,747	1,977
SmallCap Value Account I	–	–	–	–	–	–	11,809	28,946	40,755	–

* In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Account’s losses have been subjected to an annual limitation.

As of December 31, 2009, Bond & Mortgage Securities Account, LargeCap Growth Account, and Short-Term Income Account had $302,000, $9,548,000, and $35,000 in expired capital loss carryforwards, respectively. In addition, Asset Allocation Account utilized $550,000 of capital loss carryforward during the period.

116

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

7. Federal Tax Information (Continued)

Post-October Losses. Post-October losses are certain capital and foreign currency losses which occur during the portion of a regulated investment company’s taxable year subsequent to October 31. These losses have been deferred until the first day of the next taxable year. At December 31, 2009, the Accounts had approximate post-October losses as follows (amounts in thousands):

Asset Allocation Account	$ 13
Balanced Account	224
Bond & Mortgage Securities Account	3,149
Diversified International Account	936
Government & High Quality Bond Account	201
International Emerging Markets Account	97
International SmallCap Account	935
LargeCap Growth Account	1,111
LargeCap S&P 500 Index Account	17
MidCap Growth Account I	512
MidCap Value Account II	1,064
Mortgage Securities Account	72
Principal LifeTime 2010 Account	1
Principal LifeTime Strategic Income Account	27
SAM Balanced Portfolio	42
SAM Conservative Balanced Portfolio	5
SAM Conservative Growth Portfolio	198
SAM Flexible Income Portfolio	8
SAM Strategic Growth Portfolio	113
Short-Term Bond Account	469
SmallCap Growth Account II	4
SmallCap Value Account I	346

117

Schedule of Investments Asset Allocation Account December 31, 2009

	Shares	Value			Shares	Value
	Held	(000's)			Held	(000's)
COMMON STOCKS (50.16%)				COMMON STOCKS (continued)
Advertising Agencies (0.09%)				Applications Software (continued)
Interpublic Group of Cos Inc (a)	1,714 $		13	Microsoft Corp	24,300 $		741
Omnicom Group Inc	1,250		49	Sage Group PLC	1,121		4
			62				830

Advertising Services (0.01%)				Athletic Footwear (0.11%)
JC Decaux SA (a)	72		2	Nike Inc	1,100		73
Publicis Groupe SA	166		7
			9	Auto - Car & Light Trucks (0.22%)
				Daimler AG	514		27
Aerospace & Defense (0.57%)
				Ford Motor Co (a)	8,200		82
BAE Systems PLC	2,514		15
				Motors Liquidation Co (a)	900		-
Boeing Co/The	2,200		119
				Peugeot SA (a)	118		4
Finmeccanica SpA	345		6
				Renault SA (a)	53		3
General Dynamics Corp	1,000		68
				Volkswagen AG	225		25
Lockheed Martin Corp	800		60
				Volvo AB	836		7
Northrop Grumman Corp	800		45
							148
Raytheon Co	1,000		51
Rolls-Royce Group PLC (a)	1,384		11	Auto - Medium & Heavy Duty Trucks (0.08%)
Thales SA	120		6	PACCAR Inc	1,400		51
			381	Scania AB	400		5
							56
Aerospace & Defense Equipment (0.35%)
Cobham PLC	992		4	Auto/Truck Parts & Equipment - Original (0.09%)
European Aeronautic Defence and Space Co				Johnson Controls Inc	2,200		60
NV	270		6
United Technologies Corp	3,200		222	Beverages - Non-Alcoholic (0.98%)
			232	Coca-Cola Co/The	6,000		342
				Coca-Cola Enterprises Inc	1,500		32
Agricultural Chemicals (0.24%)
				PepsiCo Inc	4,600		280
Monsanto Co	1,600		131
							654
Syngenta AG	88		25
Yara International ASA	100		4	Beverages - Wine & Spirits (0.09%)
			160	Diageo PLC	2,599		45
				Pernod-Ricard SA	204		18
Agricultural Operations (0.09%)
							63
Archer-Daniels-Midland Co	1,900		60
				Brewery (0.10%)
Airlines (0.08%)				Anheuser-Busch InBev NV	212		11
Air France-KLM (a)	366		6	Heineken NV	400		19
Deutsche Lufthansa AG	467		8	SABMiller PLC	1,185		35
Southwest Airlines Co	3,200		36				65
			50
				Building - Heavy Construction (0.06%)
Apparel Manufacturers (0.10%)				Acciona SA	36		5
Coach Inc	1,000		37	ACS Actividades de Construccion y
VF Corp	400		29	Servicios SA	176		9
			66	Skanska AB	400		7
				Vinci SA	312		17
Appliances (0.04%)
							38
Whirlpool Corp	300		24
				Building - Residential & Commercial (0.03%)
Applications Software (1.25%)				KB Home	400		5
Citrix Systems Inc (a)	800		33	Pulte Homes Inc (a)	1,387		14
Intuit Inc (a)	1,700		52				19

See accompanying notes

118

Schedule of Investments Asset Allocation Account December 31, 2009

	Shares	Value			Shares	Value
	Held	(000's)			Held	(000's)
COMMON STOCKS (continued)				COMMON STOCKS (continued)
Building & Construction - Miscellaneous (0.03%)				Coatings & Paint (0.04%)
Balfour Beatty PLC	729 $		3	Sherwin-Williams Co/The	400 $		25
Bouygues SA	196		10
Ferrovial SA	372		5	Commercial Banks (0.66%)
Koninklijke Boskalis Westminster NV	77		3	Alpha Bank AE (a)	20		-
			21	Banco Bilbao Vizcaya Argentaria SA	4,521		83
				Banco de Sabadell SA	76		1
Building & Construction Products -
				Banco Popolare SC (a)	786		6
Miscellaneous (0.03%)
Cie de Saint-Gobain	219		12	Banco Popular Espanol SA	1,102		8
Geberit AG	45		8	Banco Santander SA	7,154		118
			20	BB&T Corp	2,000		51
				Commerzbank AG (a)	708		6
Building Products - Cement & Aggregate (0.08%)
				Dexia SA (a)	39		-
CRH PLC	624		17
				DnB NOR ASA	1,288		14
Holcim Ltd (a)	227		17
				EFG Eurobank Ergasias SA (a)	20		-
Lafarge SA	192		16
				Erste Group Bank AG	231		9
			50
				Intesa Sanpaolo SpA (a)	8,220		37
Cable/Satellite TV (0.29%)				KBC Groep NV (a)	168		7
British Sky Broadcasting Group PLC	1,199		11	Lloyds Banking Group PLC (a)	8,939		7
Comcast Corp - Class A	8,478		143	M&T Bank Corp	200		13
Time Warner Cable Inc	847		35	Marshall & Ilsley Corp	400		2
Zon Multimedia Servicos de				Nordea Bank AB	2,575		26
Telecomunicacoes e Multimedia SGPS SA	680		4
				Piraeus Bank SA (a)	25		-
			193
				Regions Financial Corp	1,100		6
Casino Services (0.02%)				Standard Chartered PLC	1,683		43
International Game Technology	706		13				437

				Commercial Services (0.03%)
Cellular Telecommunications (0.04%)
Vodafone Group PLC	10,910		25	Iron Mountain Inc (a)	600		14
				SGS SA	7		9
Chemicals - Diversified (0.46%)							23

Akzo Nobel NV	222		15	Commercial Services - Finance (0.32%)
BASF SE	825		52	Automatic Data Processing Inc	1,700		73
Bayer AG	289		23	Equifax Inc	400		12
Dow Chemical Co/The	2,800		77	Experian PLC	1,257		12
EI du Pont de Nemours & Co	2,800		94	H&R Block Inc	800		18
Johnson Matthey PLC	73		2	Moody's Corp	800		21
K+S AG	144		8	Paychex Inc	1,200		37
Koninklijke DSM NV	242		12	Total System Services Inc	145		3
PPG Industries Inc	400		24	Western Union Co/The	2,047		39
Solvay SA	16		2				215
			309
				Computer Aided Design (0.04%)
Chemicals - Specialty (0.10%)				Autodesk Inc (a)	900		23
Eastman Chemical Co	400		24	Dassault Systemes SA	60		3
Ecolab Inc	400		18				26
Givaudan SA	2		2
				Computer Services (0.13%)
Sigma-Aldrich Corp	400		20
				Affiliated Computer Services Inc (a)	500		30
Umicore	35		1
				Atos Origin SA (a)	63		3
			65
				Cap Gemini SA	101		4
				Computer Sciences Corp (a)	800		46

See accompanying notes

119

Schedule of Investments Asset Allocation Account December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Computer Services (continued)			Distribution & Wholesale (0.04%)
Indra Sistemas SA	79 $	2	Genuine Parts Co	700 $	27
		85	Wolseley PLC (a)	78	1
					28
Computers (2.27%)
Apple Inc (a)	1,900	401	Diversified Banking Institutions (2.36%)
Dell Inc (a)	6,600	95	Bank of America Corp	18,988	286
Hewlett-Packard Co	7,800	402	Barclays PLC	9,006	40
IBM Corp	4,400	576	BNP Paribas	943	75
Sun Microsystems Inc (a)	3,800	35	Citigroup Inc	16,816	56
		1,509	Credit Agricole SA	759	13
			Credit Suisse Group AG	842	42
Computers - Memory Devices (0.24%)
EMC Corp/Massachusetts (a)	6,700	117	Deutsche Bank AG	438	31
NetApp Inc (a)	1,200	41	Goldman Sachs Group Inc/The	1,375	232
		158	HSBC Holdings PLC	13,303	152
			JP Morgan Chase & Co	11,928	497
Computers - Peripheral Equipment (0.03%)			Julius Baer Group Ltd	193	7
Lexmark International Inc (a)	500	13
			Royal Bank of Scotland Group PLC (a)	16,032	7
Logitech International SA (a)	231	4
			Societe Generale	619	43
		17
			UBS AG (a)	2,341	36
Consulting Services (0.01%)			UniCredit SpA (a)	16,241	54
Serco Group PLC	633	5			1,571
			Diversified Financial Services (0.01%)
Consumer Products - Miscellaneous (0.22%)
			Criteria Caixacorp SA	846	4
Clorox Co	700	43
			Investec PLC	625	4
Fortune Brands Inc	400	17
					8
Kimberly-Clark Corp	1,400	89
		149	Diversified Manufacturing Operations (1.52%)
			3M Co	2,000	165
Containers - Metal & Glass (0.00%)
			Danaher Corp	800	60
Rexam PLC	230	1
			Eaton Corp	800	51
Cosmetics & Toiletries (1.03%)			General Electric Co	26,200	397
Avon Products Inc	1,100	35	Honeywell International Inc	2,200	86
Colgate-Palmolive Co	1,450	119	Illinois Tool Works Inc	1,400	67
L'Oreal SA	314	35	Invensys PLC	932	5
Procter & Gamble Co	8,215	498	ITT Corp	800	40
		687	Leggett & Platt Inc	700	14
			Parker Hannifin Corp	800	43
Cruise Lines (0.05%)
			Siemens AG	640	59
Carnival Corp	983	31
			Smiths Group PLC	357	6
Data Processing & Management (0.08%)			Sulzer AG	33	3
Dun & Bradstreet Corp	200	17	Textron Inc	800	15
Fiserv Inc (a)	800	39	Wartsila Oyj	102	4
		56			1,015
Dialysis Centers (0.02%)			Diversified Minerals (0.22%)
Fresenius Medical Care AG & Co KGaA	216	11	Anglo American PLC (a)	1,152	50
			BHP Billiton PLC	2,021	64
Disposable Medical Products (0.03%)			Xstrata PLC	1,669	30
CR Bard Inc	300	23			144

See accompanying notes

120

Schedule of Investments
Asset Allocation Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Diversified Operations (0.16%)			Electronic Components - Semiconductors
Cie Nationale a Portefeuille	52 $	3	(continued)
			Q-Cells SE (a)	65 $		1
GEA Group AG	214	5
			QLogic Corp (a)	400		8
Groupe Bruxelles Lambert SA	67	6
			Solarworld AG	84		2
Leucadia National Corp (a)	800	19
			STMicroelectronics NV	662		6
LVMH Moet Hennessy Louis Vuitton SA	648	73
			Texas Instruments Inc	3,200		83
		106
			Xilinx Inc	1,200		30
Diversified Operations & Commercial Services (0.01%)						562
Bunzl PLC	394	4
			Electronic Forms (0.10%)
E-Commerce - Products (0.14%)			Adobe Systems Inc (a)	1,800		66
Amazon.com Inc (a)	700	94
			Electronic Measurement Instruments (0.06%)
E-Commerce - Services (0.11%)			Agilent Technologies Inc (a)	1,300		40
eBay Inc (a)	3,056	72
			Electronics - Military (0.06%)
Electric - Integrated (0.40%)			L-3 Communications Holdings Inc	400		35
E.ON AG	1,799	75	Safran SA	302		6
EDF SA	186	11				41
EDP - Energias de Portugal SA	1,821	8	Energy - Alternate Sources (0.01%)
Enel SpA	4,092	24	Renewable Energy Corp ASA (a)	200		1
Fortum Oyj	408	11	Verbund - Oesterreichische
GDF Suez	995	43	Elektrizitaetswirtschafts AG	110		5
Iberdrola SA	3,254	31				6
International Power PLC	1,476	8	Engineering - Research & Development Services (0.05%)
RWE AG	422	41	ABB Ltd (a)	1,657		32
Scottish & Southern Energy PLC	797	15
		267	Enterprise Software & Services (0.50%)
			Autonomy Corp PLC (a)	166		4
Electric - Transmission (0.05%)
National Grid PLC	2,258	24	CA Inc	2,100		47
Red Electrica Corporacion SA	140	8	Oracle Corp	10,271		252
		32	SAP AG	637		31
						334
Electric Products - Miscellaneous (0.16%)
Emerson Electric Co	2,200	94	Entertainment Software (0.03%)
Molex Inc	700	15	Electronic Arts Inc (a)	1,200		21
		109
			Fiduciary Banks (0.33%)
Electronic Components - Miscellaneous (0.12%)			Bank of New York Mellon Corp/The	3,924		110
Jabil Circuit Inc	800	14	Northern Trust Corp	900		47
Koninklijke Philips Electronics NV	764	23	State Street Corp	1,400		61
Tyco Electronics Ltd	1,875	46				218
		83
			Filtration & Separation Products (0.01%)
Electronic Components - Semiconductors (0.84%)			Alfa Laval AB	500		7
Advanced Micro Devices Inc (a)	1,500	14
Altera Corp	1,600	36	Finance - Credit Card (0.26%)
Broadcom Corp	1,200	38	American Express Co	3,700		150
Intel Corp	12,400	253	Discover Financial Services	1,700		25
Micron Technology Inc (a)	2,800	30				175
National Semiconductor Corp	1,500	23	Finance - Investment Banker & Broker (0.11%)
NVIDIA Corp (a)	2,050	38	Charles Schwab Corp/The	3,200		60

See accompanying notes

121

Schedule of Investments

Asset Allocation Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Finance - Investment Banker & Broker			Gas - Distribution (0.04%)
(continued)			Centrica PLC	3,780 $		17
ICAP PLC	701 $	5
			Gas Natural SDG SA	296		7
Mediobanca SpA - Warrants (a)(b)	515	-
						24
Mediobanca SpA (a)	540	7
		72	Gas - Transportation (0.01%)
			Snam Rete Gas SpA	1,089		5
Finance - Other Services (0.20%)

CME Group Inc	200	67	Gold Mining (0.09%)
Deutsche Boerse AG	160	13	Newmont Mining Corp	1,200		57
IntercontinentalExchange Inc (a)	200	22	Randgold Resources Ltd	74		6
Man Group PLC	1,532	8				63
NYSE Euronext	900	23
			Hazardous Waste Disposal (0.02%)
		133
			Stericycle Inc (a)	300		17
Food - Miscellaneous/Diversified (1.10%)
Cadbury PLC	1,954	25	Home Decoration Products (0.02%)
Campbell Soup Co	1,100	37	Newell Rubbermaid Inc	900		14
ConAgra Foods Inc	1,800	42
Danone	394	24	Hotels & Motels (0.18%)
			Accor SA	1,067		58
General Mills Inc	1,000	71
			Intercontinental Hotels Group PLC	857		12
HJ Heinz Co	1,100	47
			Marriott International Inc/DE	670		18
Kellogg Co	1,400	74
			Starwood Hotels & Resorts Worldwide Inc	378		14
Kraft Foods Inc	4,800	130
			Wyndham Worldwide Corp	920		19
Nestle SA	3,246	158
						121
Orkla ASA	780	8
Sara Lee Corp	3,200	39	Human Resources (0.06%)
Unilever NV	1,389	45	Adecco SA	169		9
Unilever PLC	1,090	35	Capita Group PLC/The	585		7
		735	Randstad Holding NV (a)	151		8
			Robert Half International Inc	500		13
Food - Retail (0.24%)
						37
Carrefour SA	443	21
Delhaize Group SA	96	7	Industrial Gases (0.26%)
Koninklijke Ahold NV	1,001	13	Air Liquide SA	230		27
Kroger Co/The	1,700	35	Air Products & Chemicals Inc	800		65
Safeway Inc	1,200	26	Linde AG	137		17
SUPERVALU Inc	600	8	Praxair Inc	800		64
Tesco PLC	5,907	41				173

WM Morrison Supermarkets PLC	2,334	10	Instruments - Scientific (0.06%)
		161	Thermo Fisher Scientific Inc (a)	600		29

Food - Wholesale & Distribution (0.06%)			Waters Corp (a)	200		12
Sysco Corp	1,500	42				41

			Insurance Brokers (0.09%)
Forestry (0.06%)
			Aon Corp	900		34
Plum Creek Timber Co Inc	678	26
			Marsh & McLennan Cos Inc	1,300		29
Weyerhaeuser Co	400	17
						63
		43
			Internet Security (0.13%)
Gambling (Non-Hotel) (0.00%)
			Symantec Corp (a)	3,648		66
Ladbrokes PLC	1,051	2
			VeriSign Inc (a)	1,000		24
						90

See accompanying notes

122

Schedule of Investments
Asset Allocation Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Investment Companies (0.02%)			Medical - Biomedical/Gene (continued)
Investor AB	446 $	8	Life Technologies Corp (a)	209 $	11
Marfin Investment Group SA (a)	600	2	Millipore Corp (a)	100	7
Pargesa Holding SA	43	4			443
		14
			Medical - Drugs (2.93%)
Investment Management & Advisory Services (0.29%)			Abbott Laboratories	5,000	270
Ameriprise Financial Inc	980	38	Allergan Inc/United States	900	57
Franklin Resources Inc	600	63	AstraZeneca PLC	1,433	67
GAM Holding Ltd	193	2	Bristol-Myers Squibb Co	6,800	172
Invesco Ltd	1,731	41	Eli Lilly & Co	3,500	125
T Rowe Price Group Inc	900	48	Forest Laboratories Inc (a)	1,200	38
		192	GlaxoSmithKline PLC	4,827	102
			Merck & Co Inc	9,133	334
Life & Health Insurance (0.34%)
Aflac Inc	1,200	55	Novartis AG	2,197	120
Aviva PLC	2,958	19	Novo Nordisk A/S	609	39
Lincoln National Corp	800	20	Pfizer Inc	24,431	444
Prudential Financial Inc	1,200	60	Roche Holding AG	617	106
Prudential PLC	3,517	36	Sanofi-Aventis SA	974	77
Unum Group	1,900	37			1,951
		227	Medical - HMO (0.41%)
			Aetna Inc	1,500	47
Linen Supply & Related Items (0.02%)
Cintas Corp	400	10	CIGNA Corp	900	32
			UnitedHealth Group Inc	3,400	104
Machinery - Construction & Mining (0.20%)			WellPoint Inc (a)	1,500	87
Atlas Copco AB - A Shares	600	9			270
Atlas Copco AB - B Shares	600	8	Medical - Wholesale Drug Distribution (0.13%)
Caterpillar Inc	2,000	114	Cardinal Health Inc	1,100	35
		131	McKesson Corp	800	50
Machinery - Electrical (0.01%)					85
Schindler Holding AG	80	6	Medical Instruments (0.33%)
			Boston Scientific Corp (a)	3,691	33
Machinery - Farm (0.10%)
			Intuitive Surgical Inc (a)	100	30
Deere & Co	1,200	65
			Medtronic Inc	2,817	124
Machinery - General Industry (0.06%)			St Jude Medical Inc (a)	950	35
Alstom SA	142	10			222
FLSmidth & Co A/S	100	7	Medical Products (1.40%)
Kone OYJ	165	7	Baxter International Inc	1,800	106
MAN SE	94	7	Becton Dickinson and Co	900	71
Metso Oyj	194	7	CareFusion Corp (a)	650	16
Zardoya Otis SA	165	3	Covidien PLC	1,475	71
		41	Johnson & Johnson	8,800	567
Machinery Tools & Related Products (0.01%)			Nobel Biocare Holding AG	135	4
Sandvik AB	800	10	Smith & Nephew PLC	958	10
			Stryker Corp	800	40
Medical - Biomedical/Gene (0.67%)			Synthes Inc	66	9
Amgen Inc (a)	4,300	243	Zimmer Holdings Inc (a)	600	35
Biogen Idec Inc (a)	1,305	70			929
Genzyme Corp (a)	600	30
Gilead Sciences Inc (a)	1,900	82

See accompanying notes

123

Schedule of Investments Asset Allocation Account December 31, 2009

	Shares	Value			Shares	Value
	Held	(000's)			Held	(000's)
COMMON STOCKS (continued)				COMMON STOCKS (continued)
Metal - Aluminum (0.06%)				Non-Hazardous Waste Disposal (0.13%)
Alcoa Inc	2,400 $		39	Republic Services Inc	1,100 $		31
Norsk Hydro ASA (a)	250		2	Waste Management Inc	1,700		58
			41				89
Metal - Copper (0.15%)				Office Automation & Equipment (0.07%)
Antofagasta PLC	164		3	Neopost SA	48		4
Freeport-McMoRan Copper & Gold Inc	1,200		96	Pitney Bowes Inc	700		16
			99	Xerox Corp	3,400		29
							49
Metal - Diversified (0.10%)
Eurasian Natural Resources Corp	108		2	Office Supplies & Forms (0.02%)
Rio Tinto PLC	1,187		64	Avery Dennison Corp	300		11
Vedanta Resources PLC	55		2
			68	Oil - Field Services (0.73%)
				Amec PLC	402		5
Metal Processors & Fabrication (0.10%)
				Halliburton Co	2,400		72
Assa Abloy AB	279		5
				Saipem SpA	300		11
Precision Castparts Corp	500		55
				Schlumberger Ltd	5,500		358
SKF AB	400		7
				Technip SA	129		9
			67
				Weatherford International Ltd (a)	1,800		32
Motorcycle/Motor Scooter (0.03%)							487
Harley-Davidson Inc	900		23
				Oil & Gas Drilling (0.26%)
				Noble Corp	800		33
Multi-Line Insurance (0.63%)
Allianz SE	349		44	Seadrill Ltd	300		8
Allstate Corp/The	1,600		48	Transocean Ltd (a)	1,600		132
Assicurazioni Generali SpA	2,077		56				173
Assurant Inc	1,300		38	Oil Company - Exploration & Production (1.06%)
AXA SA	1,954		46	Anadarko Petroleum Corp	1,300		81
Hartford Financial Services Group Inc	900		21	Apache Corp	900		93
ING Groep NV (a)	1,557		15	Cairn Energy Plc (a)	1,120		6
Loews Corp	1,000		36	Chesapeake Energy Corp	1,600		41
MetLife Inc	1,900		67	Devon Energy Corp	1,100		81
XL Capital Ltd	200		4	EOG Resources Inc	700		68
Zurich Financial Services	206		45	Noble Energy Inc	500		36
			420	Occidental Petroleum Corp	2,100		171
				Southwestern Energy Co (a)	900		43
Multimedia (0.72%)
Lagardere SCA	145		6	Tullow Oil PLC	700		15
McGraw-Hill Cos Inc/The	1,182		40	XTO Energy Inc	1,525		71
Pearson PLC	845		12				706
Sanoma Oyj	102		2	Oil Company - Integrated (2.92%)
Thomson Reuters Corp (a)	219		7	BG Group PLC	2,738		49
Time Warner Inc	3,974		116	BP PLC	15,812		153
Viacom Inc (a)	2,182		65	Chevron Corp	5,130		395
Vivendi SA	1,214		36	ConocoPhillips	3,698		189
Walt Disney Co/The	5,738		185	ENI SpA	2,111		54
WPP PLC	1,226		12	Exxon Mobil Corp	9,400		641
			481	Hess Corp	800		48
				Marathon Oil Corp	2,000		62
Networking Products (0.61%)
Cisco Systems Inc (a)	16,900		405	Murphy Oil Corp	600		33
				OMV AG	141		6

See accompanying notes

124

Schedule of Investments
Asset Allocation Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil Company - Integrated (continued)			Public Thoroughfares (continued)
Repsol YPF SA	738 $	20	Brisa Auto-Estradas de Portugal SA	393 $	4
Royal Dutch Shell PLC - A Shares	2,931	89			20
Royal Dutch Shell PLC - B Shares	2,221	65
			Publicly Traded Investment Fund (3.80%)
Statoil ASA	1,008	25	Midcap SPDR Trust Series 1	37	5
Total SA	1,823	117	Morgan Stanley Institutional International
		1,946	Growth Equity Fund	160,077	1,850
Oil Field Machinery & Equipment (0.20%)			SPDR Barclays Capital High Yield Bond ETF	17,300	673
National Oilwell Varco Inc	3,000	132			2,528
			Publishing - Books (0.03%)
Optical Supplies (0.02%)			Reed Elsevier NV	707	9
Cie Generale d'Optique Essilor International			Reed Elsevier PLC	1,179	9
SA	224	13
					18
Paper & Related Products (0.06%)			Publishing - Newspapers (0.04%)
International Paper Co	800	21	Daily Mail & General Trust Plc	311	2
MeadWestvaco Corp	400	12	Gannett Co Inc	960	14
Stora Enso Oyj (a)	164	1	New York Times Co/The (a)	802	10
Svenska Cellulosa AB	200	3			26
UPM-Kymmene Oyj	164	2
			Publishing - Periodicals (0.02%)
		39
			PagesJaunes Groupe SA	119	1
Pharmacy Services (0.22%)			United Business Media Ltd	322	2
Express Scripts Inc (a)	700	61	Wolters Kluwer NV	342	8
Medco Health Solutions Inc (a)	1,300	83			11
		144
			Quarrying (0.03%)
Photo Equipment & Supplies (0.01%)			Vulcan Materials Co	400	21
Eastman Kodak Co (a)	1,000	4
			Regional Banks (0.93%)
Pipelines (0.12%)			Capital One Financial Corp	1,200	46
Spectra Energy Corp	1,900	39	Comerica Inc	100	3
Williams Cos Inc	1,900	40	Fifth Third Bancorp	1,600	15
		79	KeyCorp	700	4
Platinum (0.00%)			PNC Financial Services Group Inc	1,300	69
Lonmin PLC (a)	42	1	SunTrust Banks Inc	1,100	22
			US Bancorp	6,400	144
Power Converter & Supply Equipment (0.05%)			Wells Fargo & Co	11,700	316
Gamesa Corp Tecnologica SA	229	4			619
Schneider Electric SA	172	20
			Reinsurance (0.02%)
Vestas Wind Systems A/S (a)	139	8
			Muenchener Rueckversicherungs AG	65	10
		32
Property & Casualty Insurance (0.25%)			REITS - Apartments (0.10%)
Chubb Corp	1,100	54	AvalonBay Communities Inc	338	28
Progressive Corp/The	1,800	32	Equity Residential	1,090	37
Travelers Cos Inc/The	1,600	80			65
		166	REITS - Diversified (0.09%)
Public Thoroughfares (0.03%)			Land Securities Group PLC	2,108	23
Abertis Infraestructuras SA	385	9	Vornado Realty Trust	498	35
Atlantia SpA	277	7			58

See accompanying notes

125

Schedule of Investments Asset Allocation Account December 31, 2009

	Shares	Value			Shares	Value
	Held	(000's)			Held	(000's)
COMMON STOCKS (continued)				COMMON STOCKS (continued)
REITS - Healthcare (0.04%)				Retail - Drug Store (0.36%)
HCP Inc	838 $		26	CVS Caremark Corp	4,300 $		138
				Walgreen Co	2,800		103
REITS - Hotels (0.03%)							241
Host Hotels & Resorts Inc (a)	1,551		18
				Retail - Jewelry (0.09%)
REITS - Office Property (0.04%)				Compagnie Financiere Richemont SA	1,197		40
Boston Properties Inc	435		29	Tiffany & Co	446		19
							59
REITS - Regional Malls (0.10%)
				Retail - Major Department Store (0.18%)
Simon Property Group Inc	861		69
				JC Penney Co Inc	741		20
				Marks & Spencer Group PLC	4,985		32
REITS - Shopping Centers (0.02%)
Developers Diversified Realty Corp	25		-	Sears Holdings Corp (a)	300		25
Kimco Realty Corp	735		10	TJX Cos Inc	1,196		44
			10				121
REITS - Storage (0.05%)				Retail - Office Supplies (0.06%)
Public Storage	445		36	Staples Inc	1,745		43

REITS - Warehouse & Industrial (0.01%)				Retail - Regional Department Store (0.09%)
ProLogis	724		10	Kohl's Corp (a)	697		38
				Macy's Inc	1,316		22
Retail - Apparel & Shoe (0.23%)							60
Abercrombie & Fitch Co	300		11	Retail - Restaurants (0.42%)
Gap Inc/The	1,444		30	Darden Restaurants Inc	800		28
Hennes & Mauritz AB	1,250		69	McDonald's Corp	2,769		173
Ltd Brands Inc	1,228		24	Starbucks Corp (a)	1,674		38
Nordstrom Inc	500		19	Yum! Brands Inc	1,196		42
			153				281
Retail - Auto Parts (0.05%)				Rubber - Tires (0.03%)
AutoZone Inc (a)	205		32	Compagnie Generale des Etablissements
				Michelin	227		17
Retail - Bedding (0.05%)
Bed Bath & Beyond Inc (a)	798		31	Savings & Loans - Thrifts (0.03%)
				Hudson City Bancorp Inc	1,500		21
Retail - Building Products (0.28%)
Home Depot Inc	3,693		107	Schools (0.03%)
Lowe's Cos Inc	3,298		77	Apollo Group Inc (a)	300		18
			184
				Security Services (0.02%)
Retail - Computer Equipment (0.02%)
				G4S PLC	1,547		6
GameStop Corp (a)	500		11
				Securitas AB	400		4
							10
Retail - Consumer Electronics (0.04%)
Best Buy Co Inc	753		30	Semiconductor Component - Integrated Circuits (0.08%)
				Analog Devices Inc	900		28
Retail - Discount (0.79%)				Linear Technology Corp	900		28
Costco Wholesale Corp	1,200		71				56
Target Corp	1,849		89
				Semiconductor Equipment (0.18%)
Wal-Mart Stores Inc	6,800		364
				Applied Materials Inc	3,700		51
			524
				ASML Holding NV	423		14
				KLA-Tencor Corp	800		29

See accompanying notes

126

Schedule of Investments Asset Allocation Account December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Semiconductor Equipment (continued)			Television (continued)
Novellus Systems Inc (a)	800 $	19	Gestevision Telecinco SA	150 $		2
Teradyne Inc (a)	800	9	ITV PLC (a)	4,482		4
		122	Mediaset SpA	886		7
			Modern Times Group AB	50		3
Soap & Cleaning Products (0.07%)
Reckitt Benckiser Group PLC	805	44	Societe Television Francaise 1	165		3
						45
Steel - Producers (0.17%)			Tobacco (0.85%)
ArcelorMittal	780	36	Altria Group Inc	6,700		132
Nucor Corp	800	37	British American Tobacco PLC	1,861		60
Salzgitter AG	14	1	Imperial Tobacco Group PLC	950		30
ThyssenKrupp AG	321	12	Philip Morris International Inc	6,500		313
United States Steel Corp	400	22	Reynolds American Inc	600		32
Voestalpine AG	47	2				567
		110
			Tools - Hand Held (0.03%)
Steel - Specialty (0.03%)			Black & Decker Corp	300		19
Allegheny Technologies Inc	400	18
			Toys (0.04%)
Steel Pipe & Tube (0.03%)			Mattel Inc	1,400		28
Tenaris SA	461	10
Vallourec SA	41	7	Transport - Marine (0.02%)
		17	AP Moller - Maersk A/S - A shares	1		7
			AP Moller - Maersk A/S - B shares	1		7
Telecommunication Equipment (0.02%)
Alcatel-Lucent (a)	1,532	5				14
Nortel Networks Corp (a)	38	-	Transport - Rail (0.41%)
Tellabs Inc	1,600	9	Burlington Northern Santa Fe Corp	800		79
		14	CSX Corp	1,300		63
			Norfolk Southern Corp	800		42
Telecommunication Equipment - Fiber Optics (0.12%)
Corning Inc	3,800	73	Union Pacific Corp	1,400		89
JDS Uniphase Corp (a)	712	6				273
		79	Transport - Services (0.39%)
			Deutsche Post AG	889		17
Telephone - Integrated (1.68%)
AT&T Inc	13,936	391	FedEx Corp	700		58
BT Group PLC	7,264	16	Firstgroup PLC	603		4
CenturyTel Inc	1,104	40	Kuehne + Nagel International AG	62		6
Deutsche Telekom AG	3,268	49	Stagecoach Group PLC	595		2
Koninklijke KPN NV	3,202	54	TNT NV	478		15
Portugal Telecom SGPS SA	2,117	26	United Parcel Service Inc	2,700		155
Qwest Communications International Inc	4,200	18				257
Sprint Nextel Corp (a)	7,738	28	Transport - Truck (0.01%)
Swisscom AG	124	47	DSV A/S (a)	225		4
Telecom Italia SpA - RNC	8,634	10
Telecom Italia SpA	13,712	21	Venture Capital (0.00%)
Telefonica SA	6,210	174	3i Group PLC	487		2
Telefonica SA ADR	1	-
			Water (0.05%)
Verizon Communications Inc	7,300	242
			Severn Trent PLC	349		6
		1,116
			Suez Environnement Co	297		7
Television (0.07%)			United Utilities Group PLC	911		7
CBS Corp	1,882	26

See accompanying notes

127

Schedule of Investments Asset Allocation Account December 31, 2009

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)
COMMON STOCKS (continued)			BONDS (continued)
Water (continued)			Brewery (0.14%)
Veolia Environnement	374 $	13	Anheuser-Busch InBev Worldwide Inc
		33	7.20%, 1/15/2014 (c)	$ 40 $		45
			FBG Finance Ltd
Web Portals (0.67%)			5.13%, 6/15/2015 (c)	45		47
AOL Inc (a)	361	9				92
Google Inc (a)	600	372
Yahoo! Inc (a)	4,000	67	Building Products - Cement & Aggregate (0.12%)
		448	CRH America Inc
			6.00%, 9/30/2016	55		57
Wireless Equipment (0.54%)			Holcim US Finance Sarl & Cie SCS
American Tower Corp (a)	1,000	43	6.00%, 12/30/2019 (c)	20		21
Motorola Inc (a)	6,300	49				78
Nokia OYJ	4,140	53
			Cable/Satellite TV (0.37%)
Qualcomm Inc	4,100	190	Comcast Corp
Telefonaktiebolaget LM Ericsson	2,817	26	5.70%, 5/15/2018	45		47
		361	COX Communications Inc
			8.38%, 3/ 1/2039 (c)	55		69
TOTAL COMMON STOCKS	$ 33,383
			CSC Holdings LLC
	Principal		7.63%, 7/15/2018	30		31
	Amount	Value	DirecTV Holdings LLC / DirecTV Financing
	(000's)	(000's)	Co Inc
BONDS (12.04%)			7.63%, 5/15/2016	20		22
Aerospace & Defense (0.05%)			5.88%, 10/ 1/2019 (c)	10		10
Systems 2001 AT LLC			Time Warner Cable Inc
6.66%, 9/15/2013 (c)	$ 36	37	6.75%, 7/ 1/2018	10		11
			8.75%, 2/14/2019	40		49
Agricultural Chemicals (0.05%)			6.75%, 6/15/2039	10		10
Potash Corp of Saskatchewan Inc						249
4.88%, 3/30/2020	5	5
5.88%, 12/ 1/2036	30	30	Cellular Telecommunications (0.03%)
			Vodafone Group PLC
		35
			5.63%, 2/27/2017	20		21
Agricultural Operations (0.03%)
Bunge Ltd Finance Corp			Commercial Banks (0.48%)
8.50%, 6/15/2019	20	23	Barclays Bank PLC
			6.75%, 5/22/2019	45		50
Asset Backed Securities (0.43%)			BB&T Corp
PSE&G Transition Funding LLC			6.85%, 4/30/2019	30		34
6.75%, 6/15/2016	250	285	Commonwealth Bank of Australia
			5.00%, 10/15/2019 (c)	40		40
Auto - Car & Light Trucks (0.04%)			Credit Suisse/New York NY
Daimler Finance North America LLC			6.00%, 2/15/2018	25		26
7.30%, 1/15/2012	20	22	5.30%, 8/13/2019	100		103
8.50%, 1/18/2031	5	6	Regions Financial Corp
		28	7.75%, 11/10/2014	35		34
Automobile Sequential (0.03%)			Westpac Banking Corp
			4.20%, 2/27/2015	35		36
Chrysler Financial Auto Securitization Trust
1.01%, 7/15/2010	20	20				323
			Data Processing & Management (0.02%)
Beverages - Wine & Spirits (0.02%)			Fiserv Inc
Constellation Brands Inc			6.80%, 11/20/2017	15		17
7.25%, 9/ 1/2016	15	15

See accompanying notes

128

Schedule of Investments
Asset Allocation Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Diversified Banking Institutions (0.91%)			Electronic Connectors (0.04%)
Bank of America Corp			Amphenol Corp
5.65%, 5/ 1/2018	$ 100 $	102	4.75%, 11/15/2014	$ 25 $		25
7.63%, 6/ 1/2019	15	17
Citigroup Inc			Electronic Measurement Instruments (0.05%)
6.13%, 11/21/2017	35	35	Agilent Technologies Inc
6.13%, 5/15/2018	35	35	5.50%, 9/14/2015	30		31
8.50%, 5/22/2019	100	116
			Enterprise Software & Services (0.08%)
Goldman Sachs Group Inc/The
6.15%, 4/ 1/2018	105	112	CA Inc
			5.38%, 12/ 1/2019	50		50
JP Morgan Chase & Co
6.00%, 1/15/2018	175	188
			Finance - Consumer Loans (0.17%)
		605
			HSBC Finance Corp
Diversified Financial Services (0.26%)			6.75%, 5/15/2011	105		111
General Electric Capital Corp
5.63%, 5/ 1/2018	100	103	Finance - Credit Card (0.10%)
6.00%, 8/ 7/2019	65	67	American Express Co
			8.13%, 5/20/2019	55		65
		170

Diversified Manufacturing Operations (0.19%)			Finance - Investment Banker & Broker (0.27%)
Cooper US Inc			Credit Suisse USA Inc
5.25%, 11/15/2012	30	32	5.13%, 8/15/2015	15		16
General Electric Co			Merrill Lynch & Co Inc
5.25%, 12/ 6/2017	90	92	6.88%, 4/25/2018	95		102
		124	TD Ameritrade Holding Corp
			5.60%, 12/ 1/2019	60		60
Diversified Minerals (0.09%)
						178
Rio Tinto Finance USA Ltd
9.00%, 5/ 1/2019	20	26	Finance - Mortgage Loan/Banker (1.20%)
Vale Overseas Ltd			Fannie Mae
5.63%, 9/15/2019	30	30	2.88%, 12/11/2013	100		102
6.88%, 11/10/2039	5	5	2.50%, 5/15/2014	200		200
		61	4.38%, 10/15/2015	180		191

Electric - Generation (0.07%)			6.63%, 11/15/2030	75		90
AES Corp/The			Freddie Mac
8.75%, 5/15/2013 (c)	45	46	3.75%, 3/27/2019	200		196
			SLM Student Loan Trust
Electric - Integrated (0.49%)			0.27%, 10/25/2014 (d)	22		22
Consumers Energy Co						801
4.00%, 5/15/2010	15	15
			Food - Miscellaneous/Diversified (0.20%)
Exelon Generation Co LLC			ConAgra Foods Inc
5.20%, 10/ 1/2019	75	75	7.00%, 10/ 1/2028	25		27
FirstEnergy Solutions Corp			8.25%, 9/15/2030	20		24
6.05%, 8/15/2021	65	66
			Kraft Foods Inc
Nisource Finance Corp			7.00%, 8/11/2037	25		26
6.80%, 1/15/2019	20	21
			6.88%, 1/26/2039	55		58
Ohio Power Co
5.38%, 10/ 1/2021	100	100				135
PPL Energy Supply LLC			Food - Retail (0.13%)
6.30%, 7/15/2013	20	22	Delhaize America Inc
6.50%, 5/ 1/2018	25	26	9.00%, 4/15/2031	36		46
		325	Delhaize Group SA
			5.88%, 2/ 1/2014	5		6

See accompanying notes

129

Schedule of Investments
Asset Allocation Account
December 31, 2009

	Principal				Principal
	Amount		Value		Amount	Value
	(000's)		(000's)		(000's)	(000's)
BONDS (continued)				BONDS (continued)
Food - Retail (continued)				Medical Laboratory & Testing Service (0.04%)
Kroger Co/The				Quest Diagnostics Inc
3.90%, 10/ 1/2015	$ 10 $		10	4.75%, 1/30/2020	$ 30 $		29
6.40%, 8/15/2017		25	27
			89	Metal - Copper (0.02%)
				Freeport-McMoRan Copper & Gold Inc
Gold Mining (0.10%)				8.38%, 4/ 1/2017	15		16
Newmont Mining Corp
5.13%, 10/ 1/2019		65	65	Mortgage Backed Securities (0.74%)
				Citigroup Commercial Mortgage Trust
Life & Health Insurance (0.11%)				5.70%, 12/10/2049 (d)	114		102
Prudential Financial Inc				6.09%, 12/10/2049 (d)	50		45
4.75%, 9/17/2015		45	46
				Commercial Mortgage Pass Through Certificates
7.38%, 6/15/2019		10	11	5.82%, 12/10/2049 (d)	150		136
6.63%, 12/ 1/2037		15	15	Greenwich Capital Commercial Funding Corp
			72	5.44%, 3/10/2039 (d)	100		88

Machinery - Farm (0.04%)				LB-UBS Commercial Mortgage Trust
				5.37%, 9/15/2039	125		119
Case New Holland Inc
7.75%, 9/ 1/2013 (c)		25	26				490
				Mortgage Banks (0.15%)
Medical - Biomedical/Gene (0.06%)				Abbey National Treasury Services PLC/London
Biogen Idec Inc				3.88%, 11/10/2014 (c)	100		100
6.88%, 3/ 1/2018		35	38
				Multi-Line Insurance (0.21%)
Medical - Drugs (0.05%)				Allstate Corp/The
Wyeth				7.45%, 5/16/2019	20		23
5.50%, 2/15/2016		5	6	MetLife Inc
5.45%, 4/ 1/2017		5	5	6.75%, 6/ 1/2016	50		56
6.45%, 2/ 1/2024		20	22	6.82%, 8/15/2018	25		28
			33	7.72%, 2/15/2019	30		35
Medical - Generic Drugs (0.05%)							142
Watson Pharmaceuticals Inc				Multimedia (0.26%)
6.13%, 8/15/2019		30	31	News America Inc
				7.85%, 3/ 1/2039	50		58
Medical - HMO (0.07%)
				Time Warner Inc
UnitedHealth Group Inc				5.88%, 11/15/2016	35		38
6.00%, 2/15/2018		35	36
				Viacom Inc
WellPoint Inc				6.88%, 4/30/2036	45		49
7.00%, 2/15/2019		10	11
				Vivendi SA
			47	6.63%, 4/ 4/2018 (c)	25		27
Medical - Hospitals (0.05%)							172

HCA Inc/DE				Non-Hazardous Waste Disposal (0.12%)
8.50%, 4/15/2019 (c)		30	32
				Republic Services Inc
				5.50%, 9/15/2019 (c)	35		35
Medical - Wholesale Drug Distribution (0.04%)
				Waste Management Inc
AmerisourceBergen Corp
				6.13%, 11/30/2039	45		45
4.88%, 11/15/2019		25	25
							80

Medical Instruments (0.04%)				Office Automation & Equipment (0.04%)
Boston Scientific Corp				Xerox Corp
6.00%, 1/15/2020		25	26	6.35%, 5/15/2018	15		16
				5.63%, 12/15/2019	10		10
							26

See accompanying notes

130

Schedule of Investments
Asset Allocation Account
December 31, 2009

	Principal					Principal
	Amount		Value			Amount	Value
	(000's)		(000's)			(000's)	(000's)
BONDS (continued)					BONDS (continued)
Oil - Field Services (0.09%)					Property Trust (0.06%)
Weatherford International Ltd					WEA Finance LLC / WT Finance Aust Pty Ltd
9.63%, 3/ 1/2019	$ 50 $			62	6.75%, 9/ 2/2019 (c)	$ 40 $		43

Oil Company - Exploration & Production (0.17%)					Real Estate Operator & Developer (0.06%)
Chesapeake Energy Corp					Brookfield Asset Management Inc
6.88%, 1/15/2016		50		50	7.13%, 6/15/2012	15		16
Pioneer Natural Resources Co					5.80%, 4/25/2017	25		23
6.65%, 3/15/2017		15		15				39
Questar Market Resources Inc
6.80%, 4/ 1/2018		35		37	Regional Banks (0.34%)
XTO Energy Inc					Capital One Financial Corp
6.50%, 12/15/2018		10		11	6.75%, 9/15/2017	50		54
				113	PNC Funding Corp
					6.70%, 6/10/2019	30		34
Oil Company - Integrated (0.11%)					Wells Fargo & Co
Hess Corp					5.63%, 12/11/2017	135		140
6.00%, 1/15/2040		25		25				228
Petrobras International Finance Co
5.75%, 1/20/2020		45		46	Reinsurance (0.05%)
				71	Reinsurance Group of America Inc
					6.45%, 11/15/2019	35		35
Paper & Related Products (0.10%)
Georgia-Pacific LLC					REITS - Apartments (0.06%)
8.25%, 5/ 1/2016 (c)		15		16	AvalonBay Communities Inc
International Paper Co					6.10%, 3/15/2020	40		41
7.50%, 8/15/2021		30		33
7.30%, 11/15/2039		15		16	REITS - Office Property (0.05%)
				65	Boston Properties LP
					5.88%, 10/15/2019	35		35
Pharmacy Services (0.10%)
Medco Health Solutions Inc					REITS - Regional Malls (0.08%)
7.13%, 3/15/2018		60		68	Simon Property Group LP
					6.75%, 5/15/2014	50		53
Pipelines (0.40%)
CenterPoint Energy Resources Corp					Retail - Building Products (0.08%)
7.88%, 4/ 1/2013		5		6	Home Depot Inc
6.25%, 2/ 1/2037		15		14	5.88%, 12/16/2036	55		53
Colorado Interstate Gas Co
6.80%, 11/15/2015		15		17	Retail - Drug Store (0.09%)
El Paso Corp					CVS Caremark Corp
8.25%, 2/15/2016		30		32	6.60%, 3/15/2019	10		11
Enterprise Products Operating LLC					CVS Pass-Through Trust
6.50%, 1/31/2019		35		38	6.04%, 12/10/2028	42		39
5.25%, 1/31/2020		15		15	8.35%, 7/10/2031 (c)	10		11
Kinder Morgan Energy Partners LP								61
5.95%, 2/15/2018		25		26
					Retail - Regional Department Store (0.07%)
Kinder Morgan Finance Co ULC
					Kohl's Corp
5.70%, 1/ 5/2016		45		43
					6.88%, 12/15/2037	40		45
Plains All American Pipeline LP / PAA Finance
Corp
8.75%, 5/ 1/2019		15		18	Retail - Restaurants (0.08%)
					Yum! Brands Inc
6.70%, 5/15/2036		35		36
					6.25%, 3/15/2018	10		11
Texas Eastern Transmission LP
					5.30%, 9/15/2019	30		30
7.00%, 7/15/2032		20		22
				267

See accompanying notes

131

Schedule of Investments Asset Allocation Account December 31, 2009

	Principal					Principal
	Amount		Value			Amount	Value
	(000's)		(000's)			(000's)	(000's)
BONDS (continued)					BONDS (continued)
Retail - Restaurants (continued)					Tobacco (continued)
Yum! Brands Inc (continued)					BAT International Finance PLC
6.88%, 11/15/2037	$ 10 $			11	9.50%, 11/15/2018 (c)	$ 40 $	51
				52	Philip Morris International Inc
					5.65%, 5/16/2018	35	37
Savings & Loans - Thrifts (0.36%)
							124
US Central Federal Credit Union
1.90%, 10/19/2012	240			240	Transport - Rail (0.12%)
					CSX Corp
Semiconductor Equipment (0.04%)					7.38%, 2/ 1/2019	30	34
KLA-Tencor Corp					Union Pacific Corp
6.90%, 5/ 1/2018		25		26	7.88%, 1/15/2019	35	43
							77
Special Purpose Entity (0.14%)
Harley-Davidson Funding Corp					Transport - Services (0.05%)
6.80%, 6/15/2018 (c)		35		35	FedEx Corp
Xlliac Global Funding					7.25%, 2/15/2011	30	32
4.80%, 8/10/2010 (c)		55		55	TOTAL BONDS	$ 8,014
				90	U.S. GOVERNMENT & GOVERNMENT AGENCY
Steel - Producers (0.18%)					OBLIGATIONS (22.99%)
					Federal Home Loan Mortgage Corporation
ArcelorMittal
					(FHLMC) (1.75%)
9.85%, 6/ 1/2019		95		123	8.50%, 8/ 1/2031 (e)	23	27
					8.00%, 8/ 1/2032 (e)	24	27
Telecommunication Equipment - Fiber Optics (0.02%)
					7.50%, 5/ 1/2035 (e)	24	27
Corning Inc
6.63%, 5/15/2019		15		16	5.00%, 1/ 1/2037 (e)	100	103
					6.00%, 8/ 1/2037 (e)	210	223
Telecommunication Services (0.07%)					5.00%, 8/ 1/2039 (e)	97	99
Qwest Corp					6.00%, 1/ 1/2040 (e)(f)	250	265
6.88%, 9/15/2033		25		22	4.50%, 1/15/2040 (e)(f)	75	75
SBA Telecommunications Inc					12.00%, 7/ 1/2013 (e)	5	6
8.25%, 8/15/2019 (c)		25		27	6.02%, 2/ 1/2037 (d)(e)	53	57
				49	5.67%, 4/ 1/2037 (d)(e)	46	49
Telephone - Integrated (0.63%)					5.56%, 5/ 1/2037 (d)(e)	130	138
AT&T Corp					5.79%, 10/ 1/2037 (d)(e)	66	70
8.00%, 11/15/2031 (d)		65		79			1,166
AT&T Inc
6.30%, 1/15/2038		10		10	Federal National Mortgage Association (FNMA) (9.74%)
CenturyTel Inc					8.00%, 2/ 1/2012 (e)	3	4
6.15%, 9/15/2019		15		16	4.50%, 9/ 1/2022 (e)	167	172
Deutsche Telekom International Finance BV					7.00%, 4/ 1/2023 (e)	1	2
8.75%, 6/15/2030 (d)		25		32	6.50%, 12/ 1/2032 (e)	181	195
Telecom Italia Capital SA					8.00%, 4/ 1/2033 (e)	24	28
7.00%, 6/ 4/2018		60		66	5.50%, 1/ 1/2036 (e)	781	820
7.18%, 6/18/2019		15		17	5.00%, 2/ 1/2036 (e)	560	576
Telefonica Europe BV					5.74%, 12/ 1/2036 (d)(e)	92	97
8.25%, 9/15/2030		90		112	5.90%, 1/ 1/2037 (d)(e)	103	109
Verizon Communications Inc					6.00%, 7/ 1/2037 (e)	284	302
5.50%, 2/15/2018		30		31
					6.00%, 7/ 1/2037 (e)	65	69
8.95%, 3/ 1/2039		40		54
					7.50%, 8/ 1/2037 (e)	48	54
				417
					5.50%, 1/ 1/2038 (e)	240	251
Tobacco (0.19%)					5.50%, 2/ 1/2038 (e)	1,152	1,210
Altria Group Inc					5.78%, 3/ 1/2038 (d)(e)	48	51
9.25%, 8/ 6/2019		30		36

See accompanying notes

132

Schedule of Investments
Asset Allocation Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
U.S. GOVERNMENT & GOVERNMENT AGENCY			REPURCHASE AGREEMENTS (continued)
OBLIGATIONS (continued)			Diversified Banking Institutions (continued)
Federal National Mortgage Association (FNMA)			Investment in Joint Trading Account;
(continued)			Morgan Stanley Repurchase Agreement;
5.50%, 8/ 1/2038 (e)	$ 268 $	281	0.01% dated 12/31/09 maturing 01/04/10
6.00%, 10/ 1/2038 (e)	74	78	(collateralized by Sovereign Agency
6.00%, 10/ 1/2038 (e)	371	393	Issues; $2,794,000; 0.00% - 0.90%; dated
6.50%, 1/ 1/2039 (e)	243	261	01/15/10 - 04/08/10)	$ 2,740$	2,740
5.00%, 4/ 1/2039 (e)	94	97			6,436
8.50%, 9/ 1/2039 (e)	24	28	TOTAL REPURCHASE AGREEMENTS	$ 6,436
4.50%, 1/ 1/2040 (e)(f)	200	200
			Total Investments	$ 63,135
5.00%, 1/ 1/2040 (e)(f)	450	462	Other Assets in Excess of Liabilities, Net - 5.14%		3,421
6.00%, 1/ 1/2040 (e)(f)	700	741
			TOTAL NET ASSETS - 100.00%	$ 66,556
		6,481

Government National Mortgage Association
(GNMA) (0.72%)			(a) Non-Income Producing Security
5.00%, 1/ 1/2040	250	257	(b) Security is Illiquid
4.50%, 2/ 1/2040 (f)	225	225	(c)	Security exempt from registration under Rule 144A of the Securities Act
		482	of 1933. These securities may be resold in transactions exempt from
			registration, normally to qualified institutional buyers. Unless otherwise
U.S. Treasury (8.30%)			indicated, these securities are not considered illiquid. At the end of the
0.88%, 12/31/2010	190	191	period, the value of these securities totaled $773 or 1.16% of net assets.
0.88%, 3/31/2011	1,200	1,202	(d)	Variable Rate. Rate shown is in effect at December 31, 2009.
0.88%, 4/30/2011	1,000	1,001	(e)	This entity was put into conservatorship by the U.S. Government in 2008.
			See footnote 3 for additional information.
1.75%, 3/31/2014	500	488	(f)	Security was purchased in a "to-be-announced" ("TBA") transaction.
2.63%, 7/31/2014	100	101	See Notes to Financial Statements.
2.38%, 10/31/2014	1,150	1,138	(g) Rate shown is the discount rate.
3.75%, 11/15/2018	700	700
2.75%, 2/15/2019	120	110	Unrealized Appreciation (Depreciation)
3.38%, 11/15/2019	250	240	The net federal income tax unrealized appreciation (depreciation) and federal tax cost
			of investments held by the account as of the period end were as follows:
4.25%, 5/15/2039	375	352

		5,523	Unrealized Appreciation	$ 5,975
U.S. Treasury Bill (2.48%)			Unrealized Depreciation		(4,745)
0.07%, 1/14/2010 (g)	1,600	1,600	Net Unrealized Appreciation (Depreciation)		1,230
0.15%, 5/ 6/2010 (g)	50	50	Cost for federal income tax purposes		61,905
		1,650	All dollar amounts are shown in thousands (000's)

TOTAL U.S. GOVERNMENT & GOVERNMENT			Portfolio Summary (unaudited)
AGENCY OBLIGATIONS	$ 15,302
			Sector		Percent
REPURCHASE AGREEMENTS (9.67%)
			Financial		20.55%
Diversified Banking Institutions (9.67%)			Mortgage Securities		12.95%
Investment in Joint Trading Account; Bank			Consumer, Non-cyclical		12.71%
of America Repurchase Agreement;			Government		11.95%
0.005% dated 12/31/09 maturing 01/04/10			Communications		6.72%
(collateralized by Sovereign Agency			Energy		6.07%
Issues; $2,883,000; 0.00% - 3.75%; dated			Technology		6.02%
01/26/10 - 04/15/26)	$ 2,826$	2,826	Industrial		5.51%
Investment in Joint Trading Account;			Consumer, Cyclical		4.21%
Deutsche Bank Repurchase Agreement;			Exchange Traded Funds		3.80%
0.01% dated 12/31/09 maturing 01/04/10			Basic Materials		2.62%
(collateralized by Sovereign Agency			Utilities		1.10%
Issues; $887,000; 0.00% - 4.75%; dated			Asset Backed Securities		0.49%
			Diversified		0.16%
02/22/10 - 11/19/12)	870	870
			Other Assets in Excess of Liabilities, Net		5.14%
			TOTAL NET ASSETS		100.00%

See accompanying notes

133

		Schedule of Investments
		Asset Allocation Account
			December 31, 2009
Other Assets Summary (unaudited)
Asset Type			Percent
Currency Contracts			31.35%
Futures			28.37%

		Foreign Currency Contracts
						Net Unrealized
Foreign Currency	Delivery	Contracts				Appreciation
Purchase Contracts	Date	to Accept	In Exchange For		Value	(Depreciation)
Australian Dollar	1/14/2010	1,552,957		$1,406	$1,394	$(12)
British Pound	1/14/2010	1,817,615		2,951	2,935	(16)
Hong Kong Dollar	1/14/2010	1,688,282		218	218	-
Japanese Yen	1/14/2010	466,170,946		5,192	5,008	(184)
Korean Won	1/14/2010	1,725,532,428		1,485	1,483	(2)
Norwegian Krone	1/14/2010	3,804,501		654	658	4
Singapore Dollar	1/14/2010	246,244		177	175	(2)
Swedish Krona	1/14/2010	98,417		14	14	-

						Net Unrealized
Foreign Currency	Delivery	Contracts				Appreciation
Sale Contracts	Date	to Deliver	In Exchange For		Value	(Depreciation)
British Pound	1/14/2010	1,696,700		$2,752	$2,739	$13
Canadian Dollar	1/14/2010	34,927		33	33	-
Japanese Yen	1/14/2010	433,670,040		4,827	4,659	168
Norwegian Krone	1/14/2010	21,794		4	4	-
Swedish Krona	1/14/2010	4,657,425		649	652	(3)
Swiss Franc	1/14/2010	920,895		884	890	6

All dollar amounts are shown in thousands (000's)

			Futures Contracts
						Current	Unrealized
					Original	Market	Appreciation/
Type			Buy/Sell	Contracts	Value	Value	(Depreciation)
10 Year Mini JGB; April 2010			Buy	2	$ 299	$ 300	$ 1
CAC 40 10 Euro; January 2010			Buy	9	499	509	10
DAX INDEX; March 2010			Buy	2	415	428	13
FTSE 100 Index; March 2010			Buy	2	170	173	3
HANG SENG Index; January 2010			Buy	2	279	283	4
H-Shares Index; January 2010			Buy	8	659	660	1
MSCI SING IX; January 2010			Buy	2	98	100	2
S&P 500 eMini; March 2010			Buy	99	5,433	5,498	65
SPI 200; March 2010			Buy	7	736	768	32
TOPIX Index; March 2010			Buy	19	1,807	1,846	39
US 5 Year Note; March 2010			Buy	28	3,259	3,203	(56)
DJ EURO STOXX 50; March 2010			Sell	6	252	256	(4)
Russell 2000 mini; March 2010			Sell	17	1,036	1,061	(25)
S&P 400 eMini; March 2010			Sell	5	356	362	(6)
US 10 Year Note; March 2010			Sell	10	1,166	1,155	11
US 2 Year Note; March 2010			Sell	10	2,175	2,163	12
US Long Bond; March 2010			Sell	1	119	115	4
All dollar amounts are shown in thousands (000's)

See accompanying notes

134

Schedule of Investments
Balanced Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (61.24%)			COMMON STOCKS (continued)
Advertising Agencies (0.37%)			Auto - Car & Light Trucks (0.45%)
Interpublic Group of Cos Inc (a)	9,543 $	70	Ford Motor Co (a)	13,563$		136
Omnicom Group Inc	3,723	146	Honda Motor Co Ltd ADR	1,425		48
		216	Nissan Motor Co Ltd ADR (a)	1,584		28
			Toyota Motor Corp ADR	563		47
Aerospace & Defense (1.13%)
BAE Systems PLC ADR	1,302	30				259
Boeing Co/The	194	11	Auto - Medium & Heavy Duty Trucks (0.05%)
Esterline Technologies Corp (a)	506	21	Oshkosh Corp	798		30
General Dynamics Corp	2,864	195
Lockheed Martin Corp	2,478	187	Auto/Truck Parts & Equipment - Original (0.15%)
Raytheon Co	2,989	154	Tenneco Inc (a)	340		6
Teledyne Technologies Inc (a)	319	12	TRW Automotive Holdings Corp (a)	3,285		79
TransDigm Group Inc	955	45	Wonder Auto Technology Inc (a)	273		3
		655				88
Aerospace & Defense Equipment (0.39%)			Auto/Truck Parts & Equipment - Replacement (0.01%)
Moog Inc (a)	254	8	ATC Technology Corp/IL (a)	210		5
Triumph Group Inc	340	16	Dorman Products Inc (a)	240		4
United Technologies Corp	2,936	204				9
		228	B2B - E-Commerce (0.01%)
Agricultural Chemicals (0.07%)			i2 Technologies Inc (a)	390		7
Syngenta AG ADR	744	42
			Batteries & Battery Systems (0.02%)
Agricultural Operations (0.36%)			EnerSys (a)	440		10
Archer-Daniels-Midland Co	6,690	210
			Beverages - Non-Alcoholic (0.73%)
Airlines (0.02%)			Coca-Cola Co/The	3,349		191
Allegiant Travel Co (a)	210	10	Coca-Cola Enterprises Inc	5,105		108
			PepsiCo Inc	2,083		127
Apparel Manufacturers (0.33%)						426
Carter's Inc (a)	330	9
			Beverages - Wine & Spirits (0.01%)
Coach Inc	1,911	70	Central European Distribution Corp (a)	310		9
G-III Apparel Group Ltd (a)	324	7
Polo Ralph Lauren Corp	1,164	94	Brewery (0.09%)
True Religion Apparel Inc (a)	680	12	Kirin Holdings Co Ltd ADR	1,353		22
		192	SABMiller PLC ADR	984		29
Appliances (0.06%)						51
Electrolux AB ADR (a)	693	32	Building - Heavy Construction (0.02%)
			Granite Construction Inc	200		7
Applications Software (1.42%)			Sterling Construction Co Inc (a)	310		6
Actuate Corp (a)	800	3				13
Microsoft Corp	26,360	804
Quest Software Inc (a)	900	17	Building - Maintenance & Service (0.02%)
			ABM Industries Inc	550		11
		824
Auction House & Art Dealer (0.00%)			Building - Residential & Commercial (0.22%)
Spectrum Group International Inc (a)	305	1	DR Horton Inc	6,690		73
			Lennar Corp	4,299		55
Audio & Video Products (0.05%)						128
Sony Corp ADR	942	27

See accompanying notes

135

Schedule of Investments
Balanced Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Building & Construction - Miscellaneous (0.02%)			Commercial Banks (continued)
Insituform Technologies Inc (a)	450$	10	Banco Latinoamericano de Comercio
			Exterior SA	840$		12
Building Products - Cement & Aggregate (0.05%)			Banco Santander SA ADR	3,752		62
CRH PLC ADR	1,053	29	BancorpSouth Inc	1,076		25
			Bank of Hawaii Corp	432		20
Cable/Satellite TV (0.49%)			Bank of Nova Scotia	443		21
Comcast Corp - Class A	15,040	254	Bank of the Ozarks Inc	280		8
DISH Network Corp	1,410	29	BB&T Corp	1,550		39
		283	BOK Financial Corp	433		21
Casino Services (0.03%)			Camden National Corp	93		3
Bally Technologies Inc (a)	490	20	City Holding Co	336		11
			Commerce Bancshares Inc	1,062		41
Cellular Telecommunications (0.09%)			Community Bank System Inc	610		12
NTT DoCoMo Inc ADR	1,287	18	DBS Group Holdings Ltd ADR	767		34
Syniverse Holdings Inc (a)	420	7	First Bancorp/Troy NC	280		4
Vodafone Group PLC ADR	1,296	30	FirstMerit Corp	833		17
		55	Hang Seng Bank Ltd ADR	1,014		15
Chemicals - Diversified (0.22%)			Iberiabank Corp	165		9
Akzo Nobel NV ADR	347	23	Independent Bank Corp/Rockland MA	300		6
BASF SE ADR	585	36	Intesa Sanpaolo SpA ADR (a)	551		15
Dow Chemical Co/The	221	6	National Bank of Greece SA ADR (a)	4,684		24
Innophos Holdings Inc	440	10	NBT Bancorp Inc	430		9
Olin Corp	1,240	22	Prosperity Bancshares Inc	550		22
PPG Industries Inc	549	32	Renasant Corp	300		4
		129	Republic Bancorp Inc/KY	180		4
			Royal Bank of Canada	841		45
Chemicals - Specialty (0.42%)
			Simmons First National Corp	131		4
Ashland Inc	1,891	75
			Smithtown Bancorp Inc	260		2
Eastman Chemical Co	907	55
			Tompkins Financial Corp	120		5
HB Fuller Co	490	11
			Trustmark Corp	540		12
Lubrizol Corp	1,057	77
			United Bankshares Inc	320		6
NewMarket Corp	100	12
						587
Sensient Technologies Corp	320	8
Stepan Co	110	7	Commercial Services (0.15%)
		245	Convergys Corp (a)	6,083		65
			Healthcare Services Group Inc	610		13
Circuit Boards (0.03%)
			Steiner Leisure Ltd (a)	240		10
Multi-Fineline Electronix Inc (a)	330	10
						88
Park Electrochemical Corp	230	6
		16	Commercial Services - Finance (0.49%)
			CBIZ Inc (a)	1,070		8
Coal (0.16%)
			Coinstar Inc (a)	360		10
Walter Energy Inc	1,220	92
			Global Cash Access Holdings Inc (a)	1,550		12
Coatings & Paint (0.12%)			H&R Block Inc	1,276		29
Valspar Corp	2,503	68	Moody's Corp	3,305		88
			TNS Inc (a)	390		10
Commercial Banks (1.01%)			Total System Services Inc	1,427		25
Alpha Bank AE ADR (a)	4,455	19	Western Union Co/The	5,541		104
Australia & New Zealand Banking Group						286
Ltd ADR	1,000	20
Banco Bilbao Vizcaya Argentaria SA ADR	2,000	36

See accompanying notes

136

Schedule of Investments
Balanced Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Computer Services (0.27%)			Containers - Paper & Plastic (0.17%)
CACI International Inc (a)	160 $	8	Pactiv Corp (a)	1,693$	41
Computer Sciences Corp (a)	2,164	124	Rock-Tenn Co	450	22
Insight Enterprises Inc (a)	600	7	Temple-Inland Inc	1,549	33
SYKES Enterprises Inc (a)	400	10			96
Syntel Inc	260	10
			Cosmetics & Toiletries (0.87%)
		159	Chattem Inc (a)	164	15
Computer Software (0.01%)			Procter & Gamble Co	8,083	490
Double-Take Software Inc (a)	360	4			505
			Data Processing & Management (0.11%)
Computers (2.96%)
			Broadridge Financial Solutions Inc	2,167	49
Apple Inc (a)	1,979	417
			CSG Systems International Inc (a)	290	5
Dell Inc (a)	7,430	107
			Pegasystems Inc	350	12
Hewlett-Packard Co	10,315	532
					66
IBM Corp	5,097	667
		1,723	Diagnostic Equipment (0.04%)
			Immucor Inc (a)	1,100	22
Computers - Integrated Systems (0.14%)
Super Micro Computer Inc (a)	490	5
			Disposable Medical Products (0.02%)
Teradata Corp (a)	2,386	75	Merit Medical Systems Inc (a)	510	10
		80
Computers - Memory Devices (0.53%)			Distribution & Wholesale (0.20%)
EMC Corp/Massachusetts (a)	10,159	177	Beacon Roofing Supply Inc (a)	650	10
Isilon Systems Inc (a)	910	6	Brightpoint Inc (a)	580	4
TDK Corp ADR	322	20	Core-Mark Holding Co Inc (a)	130	4
Western Digital Corp (a)	2,347	104	WESCO International Inc (a)	3,536	96
		307			114
Computers - Peripheral Equipment (0.01%)			Diversified Banking Institutions (2.87%)
Rimage Corp (a)	220	4	Bank of America Corp	31,280	471
			Barclays PLC ADR	1,666	29
Consulting Services (0.02%)			BNP Paribas ADR	1,106	44
ICF International Inc (a)	141	4	Citigroup Inc	15,349	51
Watson Wyatt Worldwide Inc	220	10	Credit Suisse Group AG ADR	774	38
		14	Goldman Sachs Group Inc/The	2,119	358
			HSBC Holdings PLC ADR	1,297	74
Consumer Products - Miscellaneous (0.77%)
American Greetings Corp	720	16	JP Morgan Chase & Co	12,659	528
Central Garden and Pet Co - A Shares (a)	1,210	12	Mitsubishi UFJ Financial Group Inc ADR	2,595	13
Clorox Co	867	53	Morgan Stanley	381	11
Helen of Troy Ltd (a)	230	5	Societe Generale ADR	1,831	26
Jarden Corp	3,193	99	UBS AG (a)	1,546	24
Kimberly-Clark Corp	3,930	250			1,667
Tupperware Brands Corp	210	10	Diversified Manufacturing Operations (1.97%)
		445	3M Co	417	35
			Actuant Corp	650	12
Containers - Metal & Glass (0.19%)
Bway Holding Co (a)	350	7	Ameron International Corp	90	6
Owens-Illinois Inc (a)	2,637	87	AO Smith Corp	260	11
Silgan Holdings Inc	280	16	AZZ Inc	470	15
		110	Brink's Co/The	1,947	47
			Carlisle Cos Inc	2,087	72
			Dover Corp	1,290	54
See accompanying notes

137

Schedule of Investments

Balanced Account

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)

Diversified Manufacturing Operations			Electric - Integrated (continued)

(continued)			Unisource Energy Corp	620 $		20
ESCO Technologies Inc	260 $	9
						725
General Electric Co	39,087	591

Honeywell International Inc	2,636	103	Electric - Transmission (0.04%)

Illinois Tool Works Inc	868	42	ITC Holdings Corp	475		25

Invensys PLC ADR	4,455	21
			Electronic Components - Miscellaneous (0.22%)
ITT Corp	1,331	66
			Benchmark Electronics Inc (a)	1,030		19
Koppers Holdings Inc	367	11
			CTS Corp	730		7
Siemens AG ADR	408	38
			Garmin Ltd	3,054		94
Tomkins PLC ADR	1,100	14
			LaBarge Inc (a)	330		4
		1,147
			OSI Systems Inc (a)	210		6

Diversified Minerals (0.20%)						130
Anglo American PLC ADR (a)	1,828	40
			Electronic Components - Semiconductors (1.43%)
BHP Billiton Ltd ADR	1,005	77
			Intel Corp	22,259		454
		117
			IXYS Corp (a)	840		6

E-Commerce - Products (0.17%)			Kopin Corp (a)	1,140		5

Amazon.com Inc (a)	726	98	Micron Technology Inc (a)	5,965		63

			Microsemi Corp (a)	550		10

E-Commerce - Services (0.13%)			PMC - Sierra Inc (a)	1,150		10
eBay Inc (a)	2,041	48
			QLogic Corp (a)	2,392		45
Liberty Media Corp - Interactive (a)	2,523	27
			Silicon Laboratories Inc (a)	260		13
		75
			Skyworks Solutions Inc (a)	1,850		26

Electric - Generation (0.25%)			Texas Instruments Inc	4,817		125

AES Corp/The (a)	10,976	146	Xilinx Inc	2,942		74

						831
Electric - Integrated (1.25%)

Ameren Corp	1,082	30	Electronic Connectors (0.15%)
			Thomas & Betts Corp (a)	2,363		85
American Electric Power Co Inc	496	17

Avista Corp	990	21
			Electronic Design Automation (0.01%)
Constellation Energy Group Inc	3,157	111
			Cogo Group Inc (a)	520		4
DPL Inc	925	26

DTE Energy Co	1,353	59	Electronic Parts Distribution (0.09%)

E.ON AG ADR	324	13	Avnet Inc (a)	1,713		52
Edison International	987	34

Enel SpA ADR	3,634	21	Electronics - Military (0.10%)

Exelon Corp	137	7	L-3 Communications Holdings Inc	699		61

FirstEnergy Corp	802	37
			Engineering - Research & Development Services (0.38%)
IDACORP Inc	300	10
			ABB Ltd ADR (a)	1,386		26
International Power PLC ADR	289	15
			EMCOR Group Inc (a)	826		22
MDU Resources Group Inc	1,764	42
			Exponent Inc (a)	140		4
NorthWestern Corp	610	16
			KBR Inc	3,627		69
OGE Energy Corp	716	26
			URS Corp (a)	2,222		99
Pike Electric Corp (a)	320	3
						220
Pinnacle West Capital Corp	1,003	37

Public Service Enterprise Group Inc	4,113	137	Engines - Internal Combustion (0.03%)

RWE AG ADR	256	25	Briggs & Stratton Corp	850		16

Scottish & Southern Energy PLC ADR	655	12

Southern Co	180	6	Enterprise Software & Services (1.00%)
			CA Inc	2,103		47

See accompanying notes

138

Schedule of Investments
Balanced Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Enterprise Software & Services (continued)			Food - Dairy Products (0.24%)
Informatica Corp (a)	440$	12	Dean Foods Co (a)	7,774 $		140
JDA Software Group Inc (a)	277	7
Mantech International Corp (a)	210	10	Food - Meat Products (0.11%)
MicroStrategy Inc (a)	110	10	Hormel Foods Corp	1,707		66
Oracle Corp	18,816	462
			Food - Miscellaneous/Diversified (1.13%)
SAP AG ADR	303	14
			American Italian Pasta Co (a)	510		18
SYNNEX Corp (a)	550	17
			Diamond Foods Inc	270		10
		579
			General Mills Inc	3,295		233
Environmental Consulting & Engineering (0.02%)			HJ Heinz Co	1,293		55
Tetra Tech Inc (a)	380	10	Kraft Foods Inc	8,754		238
			Nestle SA ADR	1,035		50
E-Services - Consulting (0.01%)
			Ralcorp Holdings Inc (a)	475		28
Perficient Inc (a)	490	4
			Unilever PLC ADR	798		26
						658
Fiduciary Banks (0.19%)
Bank of New York Mellon Corp/The	727	20	Food - Retail (0.17%)
State Street Corp	2,111	92	Koninklijke Ahold NV ADR	2,407		32
		112	Safeway Inc	1,501		32
			SUPERVALU Inc	2,770		35
Finance - Consumer Loans (0.01%)
Encore Capital Group Inc (a)	270	5				99
			Food - Wholesale & Distribution (0.01%)
Finance - Credit Card (0.39%)			Fresh Del Monte Produce Inc (a)	280		6
American Express Co	5,642	229	Sysco Corp	7		-
						6
Finance - Investment Banker & Broker (0.27%)
Evercore Partners Inc - Class A	258	8	Footwear & Related Apparel (0.03%)
ICAP PLC ADR	1,210	17	Steven Madden Ltd (a)	396		16
Investment Technology Group Inc (a)	1,883	37
			Gas - Distribution (0.37%)
KBW Inc (a)	630	17
			Atmos Energy Corp	864		25
Knight Capital Group Inc (a)	580	9
			CenterPoint Energy Inc	4,457		65
Nomura Holdings Inc ADR	2,013	15
			Energen Corp	559		26
SWS Group Inc	800	10
			Northwest Natural Gas Co	410		19
TD Ameritrade Holding Corp (a)	2,316	45
			UGI Corp	3,024		73
		158
			WGL Holdings Inc	240		8
Finance - Leasing Company (0.01%)						216
Financial Federal Corp	247	7
			Gold Mining (0.04%)
Finance - Other Services (0.14%)			Lihir Gold Ltd ADR	868		25
NASDAQ OMX Group Inc/The (a)	4,247	84
			Home Decoration Products (0.06%)
Food - Canned (0.19%)			Newell Rubbermaid Inc	2,260		34
Del Monte Foods Co	8,573	97
			Home Furnishings (0.03%)
Seneca Foods Corp (a)	150	3
			Tempur-Pedic International Inc (a)	860		20
TreeHouse Foods Inc (a)	300	12
		112
			Hospital Beds & Equipment (0.08%)
Food - Catering (0.05%)			Kinetic Concepts Inc (a)	1,240		47
Compass Group PLC ADR	3,816	28
			Human Resources (0.05%)
			Emergency Medical Services Corp (a)	350		19
			Kenexa Corp (a)	95		1

See accompanying notes

139

Schedule of Investments
Balanced Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Human Resources (continued)			Life & Health Insurance (0.39%)
Kforce Inc (a)	300 $	4	Delphi Financial Group Inc	705 $		16
On Assignment Inc (a)	590	4	Prudential Financial Inc	2,244		112
		28	StanCorp Financial Group Inc	190		8
			Torchmark Corp	513		22
Import & Export (0.24%)
ITOCHU Corp ADR	485	35	Unum Group	3,439		67
Mitsubishi Corp ADR	1,011	50				225
Mitsui & Co Ltd ADR	69	20	Machinery - Construction & Mining (0.36%)
Sumitomo Corp ADR	3,333	34	Caterpillar Inc	3,308		188
		139	Joy Global Inc	403		21
						209
Independent Power Producer (0.08%)
Mirant Corp (a)	1,462	22	Machinery - Electrical (0.03%)
NRG Energy Inc (a)	1,053	25	Regal-Beloit Corp	390		20
		47
			Machinery - Farm (0.05%)
Insurance Brokers (0.01%)
			Kubota Corp ADR	605		28
eHealth Inc (a)	280	5
			Machinery - General Industry (0.07%)
Internet Application Software (0.03%)
			Altra Holdings Inc (a)	350		4
Art Technology Group Inc (a)	1,090	5
			Applied Industrial Technologies Inc	440		10
S1 Corp (a)	1,540	10
			DXP Enterprises Inc (a)	330		4
		15
			Middleby Corp (a)	270		13
Internet Infrastructure Software (0.04%)			Wabtec Corp/DE	260		11
TeleCommunication Systems Inc (a)	770	7				42
TIBCO Software Inc (a)	1,540	15
			Medical - Biomedical/Gene (0.93%)
		22
			Acorda Therapeutics Inc (a)	140		4
Internet Security (0.02%)			Affymax Inc (a)	200		5
Blue Coat Systems Inc (a)	500	14	Amgen Inc (a)	4,070		230
			Arqule Inc (a)	1,030		4
Internet Telephony (0.03%)			Biogen Idec Inc (a)	1,019		54
j2 Global Communications Inc (a)	840	17
			Bio-Rad Laboratories Inc (a)	110		11
			Celldex Therapeutics Inc (a)	830		4
Intimate Apparel (0.03%)
			Cubist Pharmaceuticals Inc (a)	593		11
Warnaco Group Inc/The (a)	474	20
			Cytokinetics Inc (a)	1,468		4
Investment Companies (0.05%)			Exelixis Inc (a)	620		5
Ares Capital Corp	1,178	15	Gilead Sciences Inc (a)	3,384		146
Hercules Technology Growth Capital Inc	887	9	Human Genome Sciences Inc (a)	1,090		33
PennantPark Investment Corp	329	3	Incyte Corp (a)	1,600		15
		27	Ligand Pharmaceuticals Inc (a)	1,970		4
			Vical Inc (a)	1,469		5
Investment Management & Advisory Services (0.43%)
			XOMA Ltd (a)	6,200		4
Ameriprise Financial Inc	1,144	44
						539
Calamos Asset Management Inc	390	4
Franklin Resources Inc	633	67	Medical - Drugs (3.06%)
Invesco Ltd	5,822	137	Abbott Laboratories	6,820		368
		252	AstraZeneca PLC ADR	886		42
			Bristol-Myers Squibb Co	13,160		332
Lasers - Systems & Components (0.02%)
			China Sky One Medical Inc (a)	190		4
Rofin-Sinar Technologies Inc (a)	440	10
			Endo Pharmaceuticals Holdings Inc (a)	1,809		37
			Forest Laboratories Inc (a)	1,055		34

See accompanying notes

140

Schedule of Investments
Balanced Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical - Drugs (continued)			Medical Instruments (continued)
GlaxoSmithKline PLC ADR	657 $	28	Medtronic Inc	451 $		20
Merck & Co Inc	6,526	238				38
Novartis AG ADR	857	47
			Medical Laboratory & Testing Service (0.02%)
Novo Nordisk A/S ADR	430	27	ICON PLC ADR (a)	470		10
Orexigen Therapeutics Inc (a)	980	7
Pfizer Inc	27,479	500	Medical Products (0.97%)
Roche Holding AG ADR	1,129	48	American Medical Systems Holdings Inc (a)	1,040		20
Sanofi-Aventis SA ADR	990	39	CareFusion Corp (a)	4,883		122
Shire PLC ADR	391	23	Hospira Inc (a)	2,094		107
XenoPort Inc (a)	270	5	Johnson & Johnson	4,414		284
		1,779	Orthofix International NV (a)	230		7
Medical - Generic Drugs (0.22%)			PSS World Medical Inc (a)	960		22
Mylan Inc/PA (a)	6,072	112				562
Par Pharmaceutical Cos Inc (a)	300	8	Metal - Aluminum (0.01%)
Perrigo Co	260	10	Kaiser Aluminum Corp	140		6
		130
			Metal - Copper (0.25%)
Medical - HMO (0.91%)
			Freeport-McMoRan Copper & Gold Inc	1,818		146
CIGNA Corp	960	34
Coventry Health Care Inc (a)	4,283	104	Metal - Diversified (0.11%)
Magellan Health Services Inc (a)	540	22	Rio Tinto PLC ADR	297		64
UnitedHealth Group Inc	7,101	216
WellPoint Inc (a)	2,654	155	Metal - Iron (0.31%)
		531	Cliffs Natural Resources Inc	3,979		183
Medical - Hospitals (0.32%)
			Metal Processors & Fabrication (0.07%)
Health Management Associates Inc (a)	6,923	50
			LB Foster Co (a)	170		5
Tenet Healthcare Corp (a)	22,740	123
			Precision Castparts Corp	3		1
Universal Health Services Inc	400	12
			Timken Co	1,447		34
		185
						40
Medical - Nursing Homes (0.02%)
			Metal Products - Distribution (0.01%)
Ensign Group Inc/The	416	6
			AM Castle & Co	430		6
Odyssey HealthCare Inc (a)	320	5
		11	Multi-Line Insurance (0.32%)
Medical - Outpatient & Home Medical Care (0.07%)			Allianz SE ADR	1,737		22
Amedisys Inc (a)	404	20	American Financial Group Inc/OH	2,021		50
Gentiva Health Services Inc (a)	270	7	AXA SA ADR	879		21
LHC Group Inc (a)	420	14	Hartford Financial Services Group Inc	965		22
		41	Unitrin Inc	115		2
			XL Capital Ltd	2,014		37
Medical - Wholesale Drug Distribution (0.76%)
			Zurich Financial Services AG ADR	1,409		31
AmerisourceBergen Corp	5,527	144
						185
Cardinal Health Inc	2,382	77
McKesson Corp	3,534	221	Multimedia (0.73%)
		442	Journal Communications Inc	830		3
			McGraw-Hill Cos Inc/The	3,741		125
Medical Instruments (0.06%)
			News Corp - Class A	478		7
Genomic Health Inc (a)	380	8
			Time Warner Inc	874		26
Kensey Nash Corp (a)	400	10
			Viacom Inc (a)	5,499		164
			Walt Disney Co/The	2,298		74

See accompanying notes

141

Schedule of Investments
Balanced Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Multimedia (continued)			Oil Company - Integrated (3.97%)
WPP PLC ADR	501 $	24	BG Group PLC ADR	465 $	42
		423	BP PLC ADR	937	54
			Chevron Corp	7,567	583
Music (0.02%)
Warner Music Group Corp (a)	2,047	12	ConocoPhillips	6,599	337
			ENI SpA ADR	311	16
Networking Products (1.08%)			Exxon Mobil Corp	12,361	843
3Com Corp (a)	4,410	33	Hess Corp	2,817	170
BigBand Networks Inc (a)	690	2	Marathon Oil Corp	4,737	148
Cisco Systems Inc (a)	24,341	583	Royal Dutch Shell PLC - B shares ADR	396	23
Polycom Inc (a)	430	11	Royal Dutch Shell PLC ADR	392	24
		629	Statoil ASA ADR	940	23
			Total SA ADR	723	46
Office Automation & Equipment (0.13%)
					2,309
Canon Inc ADR	808	34
Pitney Bowes Inc	341	8	Oil Field Machinery & Equipment (0.56%)
Xerox Corp	3,865	33	Cameron International Corp (a)	1,638	68
		75	Dresser-Rand Group Inc (a)	1,471	47
			Dril-Quip Inc (a)	230	13
Office Supplies & Forms (0.01%)
			Lufkin Industries Inc	300	22
Ennis Inc	310	5
			National Oilwell Varco Inc	3,853	170
Oil - Field Services (0.38%)			T-3 Energy Services Inc (a)	190	5
Halliburton Co	1,794	54			325
Hornbeck Offshore Services Inc (a)	470	11	Oil Refining & Marketing (0.01%)
Oil States International Inc (a)	1,037	41	CVR Energy Inc (a)	960	7
Schlumberger Ltd	1,309	85
Superior Energy Services Inc (a)	1,314	32	Paper & Related Products (0.40%)
		223	Glatfelter	410	5
			International Paper Co	6,741	180
Oil & Gas Drilling (0.32%)
			Rayonier Inc	568	24
Atwood Oceanics Inc (a)	1,694	61
			Svenska Cellulosa AB ADR	1,615	22
Helmerich & Payne Inc	3,147	125
					231
		186
			Pharmacy Services (0.04%)
Oil Company - Exploration & Production (1.05%)
			Catalyst Health Solutions Inc (a)	630	23
Anadarko Petroleum Corp	185	12
Apache Corp	95	10
			Physical Therapy & Rehabilitation Centers (0.03%)
Arena Resources Inc (a)	210	9
			Psychiatric Solutions Inc (a)	280	6
Berry Petroleum Co	380	11
			RehabCare Group Inc (a)	410	12
Chesapeake Energy Corp	927	24
					18
Concho Resources Inc/Midland TX (a)	250	11
Devon Energy Corp	124	9	Pipelines (0.62%)
Encore Acquisition Co (a)	588	28	El Paso Corp	5,649	56
Mariner Energy Inc (a)	1,160	13	Oneok Inc	751	33
Newfield Exploration Co (a)	1,501	72	Spectra Energy Corp	3,219	66
Occidental Petroleum Corp	3,469	282	Williams Cos Inc	9,685	204
Questar Corp	1,027	43			359
Quicksilver Resources Inc (a)	3,433	52	Printing - Commercial (0.08%)
Swift Energy Co (a)	755	18	RR Donnelley & Sons Co	2,153	48
Talisman Energy Inc	723	14
		608

See accompanying notes

142

Schedule of Investments

Balanced Account

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)

Private Corrections (0.02%)			REITS - Diversified (0.26%)

Cornell Cos Inc (a)	634 $	14	Digital Realty Trust Inc	2,592 $		130

			PS Business Parks Inc	120		6

Property & Casualty Insurance (0.51%)			Washington Real Estate Investment Trust	570		16

Chubb Corp	2,902	143				152
HCC Insurance Holdings Inc	951	27
			REITS - Healthcare (0.19%)
OneBeacon Insurance Group Ltd	210	3
			Universal Health Realty Income Trust	120		4
Tokio Marine Holdings Inc ADR	523	14
			Ventas Inc	2,465		108
Tower Group Inc	260	6
						112
Travelers Cos Inc/The	2,071	103

		296	REITS - Mortgage (0.13%)
			Annaly Capital Management Inc	1,904		33
Publicly Traded Investment Fund (0.33%)
			Capstead Mortgage Corp	430		6
iShares Russell 1000 Growth Index Fund	2,410	120
			Chimera Investment Corp	2,887		11
iShares S&P 500 Index Fund/US	652	73
			MFA Mortgage Investments Inc	2,960		22
		193
			NorthStar Realty Finance Corp	1,140		4

Publishing - Books (0.01%)						76
Scholastic Corp	200	6
			REITS - Office Property (0.06%)

Publishing - Newspapers (0.05%)			Alexandria Real Estate Equities Inc	260		17

Gannett Co Inc	1,960	29	BioMed Realty Trust Inc	550		9
			Kilroy Realty Corp	240		7

Real Estate Operator & Developer (0.09%)						33
Brookfield Asset Management Inc	1,164	26
			REITS - Regional Malls (0.06%)
Sun Hung Kai Properties Ltd ADR	1,771	26
			CBL & Associates Properties Inc	1,160		11
		52
			Simon Property Group Inc	321		26

Recreational Vehicles (0.01%)						37
Polaris Industries Inc	200	9
			REITS - Shopping Centers (0.04%)

			Inland Real Estate Corp	1,200		10
Regional Banks (1.32%)

Capital One Financial Corp	1,321	51	Saul Centers Inc	270		9

Fifth Third Bancorp	2,889	28	Urstadt Biddle Properties Inc	270		4

PNC Financial Services Group Inc	1,659	87				23

US Bancorp	2,615	59	REITS - Single Tenant (0.01%)

Wells Fargo & Co	20,012	540	Getty Realty Corp	180		4

		765
			Rental - Auto & Equipment (0.03%)
Reinsurance (0.23%)
			Aaron's Inc	390		11
Allied World Assurance Co Holdings Ltd	442	20
			Rent-A-Center Inc/TX (a)	370		6
Argo Group International Holdings Ltd (a)	350	10
						17
Aspen Insurance Holdings Ltd	590	15

Flagstone Reinsurance Holdings Ltd	500	6	Research & Development (0.04%)

Hannover Rueckversicherung AG ADR (a)	1,069	25	Parexel International Corp (a)	1,480		21

Max Capital Group Ltd	500	11
			Retail - Apparel & Shoe (0.58%)
PartnerRe Ltd	237	18
			Dress Barn Inc (a)	840		19
Platinum Underwriters Holdings Ltd	520	20
			Gap Inc/The	7,762		163
Validus Holdings Ltd	250	7
			HOT Topic Inc (a)	1,800		11
		132
			JOS A Bank Clothiers Inc (a)	130		6

REITS - Apartments (0.02%)			Phillips-Van Heusen Corp	714		29

Essex Property Trust Inc	130	11	Ross Stores Inc	2,138		91

			Stage Stores Inc	580		7

See accompanying notes

143

Schedule of Investments Balanced Account December 31, 2009

	Shares	Value			Shares	Value
	Held	(000's)			Held	(000's)
COMMON STOCKS (continued)				COMMON STOCKS (continued)
Retail - Apparel & Shoe (continued)				Retail - Office Supplies (continued)
Wet Seal Inc/The (a)	2,517 $		9	Staples Inc	2,577 $		63
			335				103
Retail - Auto Parts (0.05%)				Retail - Pawn Shops (0.02%)
Advance Auto Parts Inc	653		26	Cash America International Inc	320		11

Retail - Automobile (0.01%)				Retail - Perfume & Cosmetics (0.01%)
Asbury Automotive Group Inc (a)	770		9	Sally Beauty Holdings Inc (a)	1,120		9

Retail - Bookstore (0.02%)				Retail - Petroleum Products (0.02%)
Barnes & Noble Inc	530		10	World Fuel Services Corp	480		13

Retail - Building Products (0.12%)				Retail - Regional Department Store (0.23%)
Home Depot Inc	1,382		40	Kohl's Corp (a)	1,263		68
Kingfisher PLC ADR	4,038		29	Macy's Inc	3,907		66
			69				134
Retail - Consumer Electronics (0.04%)				Retail - Restaurants (0.60%)
RadioShack Corp	1,251		24	Bob Evans Farms Inc	330		10
				Brinker International Inc	4,797		72
Retail - Convenience Store (0.01%)				CKE Restaurants Inc	811		7
Pantry Inc/The (a)	370		5	DineEquity Inc (a)	200		5
				Einstein Noah Restaurant Group Inc (a)	223		2
Retail - Discount (1.07%)
				McDonald's Corp	629		39
Big Lots Inc (a)	3,458		100
				PF Chang's China Bistro Inc (a)	330		12
Wal-Mart Stores Inc	9,778		523
				Ruby Tuesday Inc (a)	1,430		10
			623
				Starbucks Corp (a)	7,694		177
Retail - Drug Store (0.21%)				Texas Roadhouse Inc (a)	1,400		16
CVS Caremark Corp	1,269		41				350
Walgreen Co	2,258		83
				Retail - Sporting Goods (0.01%)
			124
				Big 5 Sporting Goods Corp	330		6
Retail - Fabric Store (0.03%)
Jo-Ann Stores Inc (a)	510		19	Savings & Loans - Thrifts (0.15%)
				ESSA Bancorp Inc	350		4
Retail - Gardening Products (0.02%)				Flushing Financial Corp	460		5
Tractor Supply Co (a)	180		10	Hudson City Bancorp Inc	4,922		68
				OceanFirst Financial Corp	340		4
Retail - Hair Salons (0.01%)
				Provident Financial Services Inc	430		5
Regis Corp	500		8
				United Financial Bancorp Inc	320		4
Retail - Home Furnishings (0.00%)							90
Pier 1 Imports Inc (a)	440		2	Schools (0.03%)
				American Public Education Inc (a)	300		10
Retail - Jewelry (0.02%)				Corinthian Colleges Inc (a)	280		4
Signet Jewelers Ltd (a)	518		14	Grand Canyon Education Inc (a)	320		6
							20
Retail - Major Department Store (0.26%)
Marks & Spencer Group PLC ADR	1,740		23	Semiconductor Component - Integrated Circuits (0.30%)
TJX Cos Inc	3,556		130	Hittite Microwave Corp (a)	340		14
			153	Integrated Device Technology Inc (a)	5,902		38
				Marvell Technology Group Ltd (a)	5,619		117
Retail - Office Supplies (0.18%)
Office Depot Inc (a)	6,192		40

See accompanying notes

144

Schedule of Investments Balanced Account December 31, 2009

	Shares	Value			Shares	Value
	Held	(000's)			Held	(000's)
COMMON STOCKS (continued)				COMMON STOCKS (continued)
Semiconductor Component - Integrated				Therapeutics (0.03%)
Circuits (continued)				Alexza Pharmaceuticals Inc (a)	1,344 $		3
Micrel Inc	510 $		4
				Cornerstone Therapeutics Inc (a)	550		3
			173
				Dyax Corp (a)	1,170		4
Semiconductor Equipment (0.14%)				Vivus Inc (a)	1,040		10
Aixtron AG ADR	742		25				20
ASML Holding NV	936		32
				Tobacco (0.45%)
Cabot Microelectronics Corp (a)	310		10
				British American Tobacco PLC ADR	586		38
Entegris Inc (a)	2,550		13
				Imperial Tobacco Group PLC ADR	681		43
			80
				Philip Morris International Inc	3,806		184
Steel - Producers (0.10%)							265
ArcelorMittal	499		23
				Tools - Hand Held (0.11%)
United States Steel Corp	609		33
				Makita Corp ADR	500		18
			56
				Snap-On Inc	1,164		49
Steel - Specialty (0.03%)							67
Citic Pacific Ltd ADR	1,479		20
				Transactional Software (0.04%)
				ACI Worldwide Inc (a)	350		6
Telecommunication Equipment (0.07%)
				ArcSight Inc (a)	580		15
Anaren Inc (a)	240		4
							21
Arris Group Inc (a)	690		8
CommScope Inc (a)	887		23	Transport - Air Freight (0.03%)
Symmetricom Inc (a)	640		3	Atlas Air Worldwide Holdings Inc (a)	410		15
			38
				Transport - Equipment & Leasing (0.01%)
Telecommunication Equipment - Fiber Optics (0.08%)				TAL International Group Inc	370		5
JDS Uniphase Corp (a)	5,451		45
Oplink Communications Inc (a)	250		4	Transport - Rail (0.51%)
			49	CSX Corp	2,025		98
Telecommunication Services (0.15%)				MTR Corp ADR	821		28
Consolidated Communications Holdings Inc	710		12	Union Pacific Corp	2,630		168
Harris Stratex Networks Inc (a)	273		2				294
MasTec Inc (a)	430		5	Transport - Services (0.23%)
Neutral Tandem Inc (a)	240		6	FedEx Corp	778		65
Premiere Global Services Inc (a)	920		8	HUB Group Inc (a)	570		15
SAVVIS Inc (a)	740		10	United Parcel Service Inc	487		28
Singapore Telecommunications Ltd ADR	990		22	UTI Worldwide Inc	1,601		23
Telenor ASA ADR (a)	495		21				131
			86
				Transport - Truck (0.08%)
Telephone - Integrated (1.47%)				Con-way Inc	805		28
AT&T Inc	18,057		506	Heartland Express Inc	1,090		17
CenturyTel Inc	567		21	Marten Transport Ltd (a)	240		4
Portugal Telecom SGPS SA ADR	1,584		19				49
Qwest Communications International Inc	22,487		95
				Vitamins & Nutrition Products (0.11%)
Sprint Nextel Corp (a)	3,842		14
				Herbalife Ltd	1,511		61
Telefonica SA ADR	587		49
Verizon Communications Inc	4,554		151	Web Portals (0.71%)
			855	AOL Inc (a)	79		2
Theaters (0.01%)				Earthlink Inc	1,840		15
National CineMedia Inc	380		6	Google Inc (a)	551		342

See accompanying notes

145

Schedule of Investments
Balanced Account
December 31, 2009

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)
COMMON STOCKS (continued)			BONDS (continued)
Web Portals (continued)			Asset Backed Securities (continued)
Yahoo! Inc (a)	3,314 $	55	Ameriquest Mortgage Securities Inc
		414	0.53%, 3/25/2035 (d)	$ 13 $	12
			BMW Floorplan Master Owner Trust
Wire & Cable Products (0.01%)			1.38%, 9/15/2014 (b)(d)	100	100
Fushi Copperweld Inc (a)	440	4	Carrington Mortgage Loan Trust
			0.51%, 12/25/2035 (d)	275	242
Wireless Equipment (0.27%)
			Citigroup Mortgage Loan Trust Inc
InterDigital Inc (a)	450	12	0.38%, 3/25/2037 (d)	150	124
Nokia OYJ ADR	1,206	15	CNH Equipment Trust
Qualcomm Inc	2,263	105	1.85%, 12/16/2013	100	100
Telefonaktiebolaget LM Ericsson ADR	2,539	23	Countrywide Asset-Backed Certificates
		155	1.30%, 1/25/2034 (d)	123	67
			0.52%, 2/25/2036 (d)	66	62
TOTAL COMMON STOCKS	$ 35,611
			0.48%, 3/25/2036 (d)(e)	156	80
	Principal		0.40%, 6/25/2037 (d)	150	51
	Amount	Value	Countrywide Home Equity Loan Trust
	(000's)	(000's)	0.43%, 5/15/2036 (d)	76	13
BONDS (24.15%)			First Franklin Mortgage Loan Asset Backed
Aerospace & Defense (0.11%)			Certificates
Boeing Co/The			0.47%, 11/25/2035 (d)(e)	71	69
3.75%, 11/20/2016	$ 40	39	First Horizon Asset Backed Trust
Northrop Grumman Corp			0.36%, 10/25/2026 (d)	133	59
3.70%, 8/ 1/2014	25	25	First-Citizens Home Equity Loan LLC
		64	0.44%, 9/15/2022 (b)(d)	44	23
			Great America Leasing Receivables
Aerospace & Defense Equipment (0.10%)			1.61%, 8/15/2011 (b)	100	100
GenCorp Inc			5.39%, 9/15/2011 (b)	21	22
9.50%, 8/15/2013	60	60
			JP Morgan Mortgage Acquisition Corp
			0.40%, 4/25/2036 (d)	177	115
Airlines (0.19%)
			5.45%, 11/25/2036	120	111
American Airlines Pass Through Trust 2001-02
7.86%, 10/ 1/2011	5	5	0.38%, 3/25/2037 (d)	75	41
American Airlines Pass Through Trust 2009-1A			Long Beach Mortgage Loan Trust
10.38%, 7/ 2/2019	5	6	0.76%, 6/25/2034 (d)(e)	30	21
Delta Air Lines Inc			Marriott Vacation Club Owner Trust
7.11%, 9/18/2011	50	51	5.52%, 5/20/2029 (b)(d)	23	22
6.72%, 1/ 2/2023	24	21	MSDWCC Heloc Trust
			0.42%, 7/25/2017 (d)	24	11
UAL Pass Through Trust Series 2000-1
8.03%, 7/ 1/2011	5	6			1,454
UAL Pass Through Trust Series 2001-1			Auto/Truck Parts & Equipment - Original (0.04%)
7.37%, 9/29/2049	10	15	Tenneco Inc
United Air Lines Inc			10.25%, 7/15/2013	21	22
10.40%, 5/ 1/2018	5	5
		109	Automobile Sequential (0.59%)
			Capital Auto Receivables Asset Trust
Apparel Manufacturers (0.01%)
			5.52%, 3/15/2011 (d)	60	60
Rafaella Apparel Group Inc
11.25%, 6/15/2011	15	6	Ford Credit Auto Owner Trust
			5.30%, 6/15/2012	60	63

Asset Backed Securities (2.50%)			5.60%, 10/15/2012	20	21
Aircraft Certificate Owner Trust			Harley-Davidson Motorcycle Trust
6.46%, 9/20/2022 (b)	6	5	1.16%, 10/15/2012	100	100
7.00%, 9/20/2022 (b)(c)	5	4

See accompanying notes

146

Schedule of Investments Balanced Account December 31, 2009

	Principal				Principal
	Amount	Value			Amount	Value
	(000's)	(000's)			(000's)	(000's)
BONDS (continued)				BONDS (continued)
Automobile Sequential (continued)				Cable/Satellite TV (continued)
World Omni Automobile Lease Securitization				DISH DBS Corp
Trust				6.63%, 10/ 1/2014	$ 20 $		20
1.02%, 1/16/2012	$ 100 $		100	Kabel Deutschland GmbH
			344	10.63%, 7/ 1/2014	15		16

Beverages - Non-Alcoholic (0.12%)				Rainbow National Services LLC
				10.38%, 9/ 1/2014 (b)	5		5
Dr Pepper Snapple Group Inc
2.35%, 12/21/2012	35		35	Time Warner Cable Inc
				3.50%, 2/ 1/2015	30		30
6.82%, 5/ 1/2018	33		37
				5.00%, 2/ 1/2020	20		19
			72
				UPC Holding BV
Beverages - Wine & Spirits (0.02%)				9.88%, 4/15/2018 (b)	15		16
Constellation Brands Inc							534
8.38%, 12/15/2014	10		11
				Casino Hotels (0.07%)
Brewery (0.40%)				Harrah's Operating Co Inc
Anheuser-Busch Cos Inc				10.00%, 12/15/2018 (b)	2		2
6.45%, 9/ 1/2037	45		48	10.00%, 12/15/2018 (b)	23		18
Anheuser-Busch InBev Worldwide Inc				MGM Mirage
5.38%, 11/15/2014 (b)	90		95	8.50%, 9/15/2010	15		15
6.88%, 11/15/2019 (b)	80		89	6.75%, 4/ 1/2013	10		9
			232				44

Broadcasting Services & Programming (0.01%)				Casino Services (0.03%)
Clear Channel Worldwide Holdings Inc				Peninsula Gaming LLC
9.25%, 12/15/2017 (b)	5		5	8.38%, 8/15/2015 (b)	5		5
				10.75%, 8/15/2017 (b)	15		15
Building - Residential & Commercial (0.02%)							20
Desarrolladora Homex SAB de CV
				Cellular Telecommunications (0.56%)
9.50%, 12/11/2019 (b)	9		9
				America Movil SAB de CV
				5.63%, 11/15/2017	4		4
Building Products - Cement & Aggregate (0.15%)
Martin Marietta Materials Inc				Centennial Communications Corp
0.43%, 4/30/2010 (d)	90		90	6.04%, 1/ 1/2013 (d)	5		5
				iPCS Inc
Building Products - Wood (0.45%)				2.41%, 5/ 1/2013 (d)	5		5
Masco Corp				Nextel Communications Inc
0.55%, 3/12/2010 (d)	265		264	7.38%, 8/ 1/2015	50		48
				Rogers Wireless Inc
Cable/Satellite TV (0.92%)				6.38%, 3/ 1/2014	25		28
Comcast Corp				VIP Finance Ireland Ltd for OJSC Vimpel
6.30%, 11/15/2017	20		22	Communications
				9.13%, 4/30/2018 (b)	110		117
6.45%, 3/15/2037	65		67
				Vodafone Group PLC
COX Communications Inc
				0.59%, 6/15/2011 (d)	45		45
6.75%, 3/15/2011	50		53
				0.54%, 2/27/2012 (d)	75		75
5.45%, 12/15/2014	20		21
							327
6.25%, 6/ 1/2018 (b)	40		43
8.38%, 3/ 1/2039 (b)	40		50	Chemicals - Diversified (0.06%)
CSC Holdings LLC				Dow Chemical Co/The
7.88%, 2/15/2018	5		5	5.90%, 2/15/2015	30		32
8.63%, 2/15/2019 (b)	10		11	Nova Chemicals Corp
DirecTV Holdings LLC / DirecTV Financing				8.63%, 11/ 1/2019 (b)	5		5
Co Inc							37
4.75%, 10/ 1/2014 (b)	20		20
7.63%, 5/15/2016	125		136

See accompanying notes

147

Schedule of Investments
Balanced Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Circuit Boards (0.01%)			Diversified Banking Institutions (1.53%)
Viasystems Inc			Bank of America Corp
12.00%, 1/15/2015 (b)	$ 5 $	5	5.38%, 9/11/2012	$ 15 $		16
			5.65%, 5/ 1/2018	25		25
Coal (0.01%)			8.00%, 12/29/2049 (d)	30		29
Arch Coal Inc			Citigroup Inc
8.75%, 8/ 1/2016 (b)	5	5	5.63%, 8/27/2012	90		93
			6.01%, 1/15/2015	250		255
Coatings & Paint (0.04%)
			GMAC Inc
Sherwin-Williams Co/The			7.75%, 1/19/2010 (b)	5		5
3.13%, 12/15/2014	25	25
			6.00%, 12/15/2011 (b)	9		9
Commercial Banks (0.34%)			6.63%, 5/15/2012 (b)	12		12
Barclays Bank PLC			Goldman Sachs Group Inc/The
2.50%, 1/23/2013	100	100	5.45%, 11/ 1/2012	100		107
BNP Paribas/BNP Paribas US Medium-Term			6.45%, 5/ 1/2036	30		30
Note Program LLC			Morgan Stanley
2.13%, 12/21/2012	100	99	5.63%, 9/23/2019	245		247
		199	7.25%, 4/ 1/2032	25		28
			Royal Bank of Scotland Group PLC
Commercial Services (0.02%)
			5.05%, 1/ 8/2015	25		22
Quintiles Transnational Corp
9.50%, 12/30/2014 (b)	10	10	6.40%, 10/21/2019	15		15
						893
Computer Services (0.02%)			Diversified Financial Services (0.12%)
SunGard Data Systems Inc			General Electric Capital Corp
10.25%, 8/15/2015	10	11	6.38%, 11/15/2067 (d)	80		69

Computers - Memory Devices (0.03%)			Diversified Manufacturing Operations (0.15%)
Seagate Technology HDD Holdings			Textron Inc
6.80%, 10/ 1/2016	10	10	6.20%, 3/15/2015	20		21
Seagate Technology International/Cayman			Tyco International Finance SA
Islands			4.13%, 10/15/2014	30		31
10.00%, 5/ 1/2014 (b)	5	5
			Tyco International Ltd / Tyco International
		15	Finance SA
Consumer Products - Miscellaneous (0.04%)			6.88%, 1/15/2021	30		33
Clorox Co						85
3.55%, 11/ 1/2015	20	20	Diversified Minerals (0.47%)
Yankee Acquisition Corp/MA			Rio Tinto Finance USA Ltd
9.75%, 2/15/2017	3	3	8.95%, 5/ 1/2014	75		90
		23	6.50%, 7/15/2018	35		38
Cruise Lines (0.02%)			9.00%, 5/ 1/2019	5		6
Royal Caribbean Cruises Ltd			Teck Resources Ltd
6.88%, 12/ 1/2013	10	10	9.75%, 5/15/2014	60		69
			10.25%, 5/15/2016	40		47
Data Processing & Management (0.03%)			10.75%, 5/15/2019	10		12
First Data Corp			Vale Overseas Ltd
9.88%, 9/24/2015	15	14	5.63%, 9/15/2019	11		11
10.55%, 9/24/2015	5	5				273
		19
			Electric - Generation (0.13%)
Distribution & Wholesale (0.01%)			AES Corp/The
McJunkin Red Man Corp			9.75%, 4/15/2016 (b)	15		16
9.50%, 12/15/2016 (b)	5	5	Elwood Energy LLC
			8.16%, 7/ 5/2026	27		25

See accompanying notes

148

Schedule of Investments Balanced Account December 31, 2009

	Principal					Principal
	Amount		Value			Amount	Value
	(000's)		(000's)			(000's)	(000's)
BONDS (continued)					BONDS (continued)
Electric - Generation (continued)					Finance - Auto Loans (0.07%)
Indiantown Cogeneration LP					Ford Motor Credit Co LLC
9.26%, 12/15/2010	$ 16 $			16	7.88%, 6/15/2010	$ 25 $		26
Reliant Energy Mid-Atlantic Power Holdings					7.80%, 6/ 1/2012	15		15
LLC								41
9.24%, 7/ 2/2017		19		20
				77	Finance - Commercial (0.16%)
					Textron Financial Corp
Electric - Integrated (0.59%)					0.39%, 2/25/2011 (d)	100		95
Baltimore Gas & Electric Co
5.90%, 10/ 1/2016		25		26	Finance - Consumer Loans (0.13%)
Energy Future Holdings Corp					SLM Corp
9.75%, 10/15/2019		14		14	0.44%, 7/26/2010 (d)	75		73
Energy Future Intermediate Holding Co LLC					4.50%, 7/26/2010	5		5
9.75%, 10/15/2019		11		11				78
Exelon Generation Co LLC
5.20%, 10/ 1/2019		45		45	Finance - Credit Card (0.42%)
6.25%, 10/ 1/2039		25		25	Capital One Bank USA NA
					6.50%, 6/13/2013	24		26
Jersey Central Power & Light Co
7.35%, 2/ 1/2019		30		34	Discover Financial Services
					6.45%, 6/12/2017	10		9
6.15%, 6/ 1/2037		30		29
					10.25%, 7/15/2019	180		211
Mirant Americas Generation LLC
8.30%, 5/ 1/2011		10		10				246
8.50%, 10/ 1/2021		5		5	Finance - Investment Banker & Broker (0.28%)
Mirant Mid Atlantic Pass Through Trust C					E*Trade Financial Corp
10.06%, 12/30/2028		10		10	7.38%, 9/15/2013	10		9
Nisource Finance Corp					12.50%, 11/30/2017	5		6
5.25%, 9/15/2017		25		25	Morgan Stanley
6.40%, 3/15/2018		15		16	5.30%, 3/ 1/2013	45		47
6.13%, 3/ 1/2022		10		10	TD Ameritrade Holding Corp
Northern States Power Co/MN					4.15%, 12/ 1/2014	50		49
5.35%, 11/ 1/2039		15		15	5.60%, 12/ 1/2019	50		50
Pacific Gas & Electric Co					UBS Preferred Funding Trust V
5.40%, 1/15/2040		35		34	6.24%, 5/29/2049	5		4
PacifiCorp								165
5.65%, 7/15/2018		20		22
6.25%, 10/15/2037		5		5	Finance - Leasing Company (0.10%)
					Boeing Capital Corp
United Maritime Group LLC/United Maritime
Group Finance Corp					3.25%, 10/27/2014	60		60
11.75%, 6/15/2015 (b)		5		5
					Finance - Mortgage Loan/Banker (0.07%)
				341
					Countrywide Financial Corp
Electronic Components - Miscellaneous (0.09%)					6.25%, 5/15/2016	40		41
NXP BV / NXP Funding LLC
3.03%, 10/15/2013 (d)		65		54	Finance - Other Services (0.05%)
					Icahn Enterprises LP / Icahn Enterprises
Electronics - Military (0.06%)					Finance Corp
L-3 Communications Corp					8.13%, 6/ 1/2012	20		21
5.20%, 10/15/2019 (b)		35		35	7.13%, 2/15/2013	5		5
					Pinnacle Foods Finance LLC / Pinnacle Foods
Energy - Alternate Sources (0.02%)					Finance Corp
Headwaters Inc					9.25%, 4/ 1/2015 (b)	5		5
11.38%, 11/ 1/2014 (b)		10		10				31

See accompanying notes

149

Schedule of Investments
Balanced Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Food - Miscellaneous/Diversified (0.08%)			Industrial Gases (0.05%)
Kellogg Co			Air Products & Chemicals Inc
4.45%, 5/30/2016	$ 10 $	10	4.38%, 8/21/2019	$ 15 $		15
Kraft Foods Inc			Praxair Inc
6.25%, 6/ 1/2012	35	38	4.50%, 8/15/2019	15		15
		48				30

Food - Retail (0.04%)			Investment Management & Advisory Services (0.24%)
Delhaize America Inc			BlackRock Inc
9.00%, 4/15/2031	20	26	3.50%, 12/10/2014	65		64
			5.00%, 12/10/2019	70		69
Gambling (Non-Hotel) (0.02%)			Janus Capital Group Inc
Pinnacle Entertainment Inc			6.95%, 6/15/2017 (d)	5		5
7.50%, 6/15/2015	5	5				138
8.63%, 8/ 1/2017 (b)	5	5
			Life & Health Insurance (0.47%)
		10
			Genworth Life Institutional Funding Trust
Gold Mining (0.08%)			5.88%, 5/ 3/2013 (b)	150		149
Barrick Australian Finance Pty Ltd			Lincoln National Corp
4.95%, 1/15/2020	20	20	5.65%, 8/27/2012	20		21
5.95%, 10/15/2039	25	24	7.00%, 5/17/2066 (d)	30		25
		44	Teachers Insurance & Annuity Association of
			America
Home Equity - Other (0.88%)			6.85%, 12/16/2039 (b)	75		77
Bear Stearns Asset Backed Securities Trust
						272
0.39%, 8/25/2036 (d)	200	93
Countrywide Asset-Backed Certificates			Marine Services (0.02%)
6.09%, 6/25/2021 (d)	65	29	Great Lakes Dredge & Dock Corp
GMAC Mortgage Corp Loan Trust			7.75%, 12/15/2013	10		10
5.75%, 10/25/2036	57	43
5.81%, 10/25/2036	34	16	Medical - Biomedical/Gene (0.01%)
GSAA Trust			Talecris Biotherapeutics Holdings Corp
0.37%, 4/25/2047 (d)(e)	132	11	7.75%, 11/15/2016 (b)	5		5
Option One Mortgage Loan Trust
1.28%, 5/25/2034 (d)	60	46	Medical - Drugs (0.09%)
0.33%, 7/25/2036 (d)	138	96	Axcan Intermediate Holdings Inc
			9.25%, 3/ 1/2015	15		16
Specialty Underwriting & Residential Finance
1.00%, 2/25/2035 (d)	37	31	Schering-Plough Corp
			5.30%, 12/ 1/2013 (d)	35		39
WAMU Asset-Backed Certificates
0.40%, 5/25/2037 (d)	85	37				55
Wells Fargo Home Equity Trust			Medical - Generic Drugs (0.06%)
0.73%, 4/25/2034 (d)	39	21	Watson Pharmaceuticals Inc
0.52%, 10/25/2035 (d)	102	88	5.00%, 8/15/2014	20		20
		511	6.13%, 8/15/2019	15		16
						36
Home Equity - Sequential (0.10%)
Countrywide Asset-Backed Certificates			Medical - Hospitals (0.22%)
5.39%, 4/25/2036	56	28	Community Health Systems Inc
5.51%, 8/25/2036	52	28	8.88%, 7/15/2015	20		21
		56	HCA Inc
			9.63%, 11/15/2016	5		5
Independent Power Producer (0.05%)
			HCA Inc/DE
NRG Energy Inc			9.25%, 11/15/2016	60		65
7.25%, 2/ 1/2014	20	20
			8.50%, 4/15/2019 (b)	5		5
7.38%, 1/15/2017	10	10
			IASIS Healthcare LLC / IASIS Capital Corp
		30	8.75%, 6/15/2014	20		20

See accompanying notes

150

Schedule of Investments
Balanced Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Medical - Hospitals (continued)			Mortgage Backed Securities (continued)
Tenet Healthcare Corp			Bella Vista Mortgage Trust
9.25%, 2/ 1/2015 (d)	$ 10 $	11	0.48%, 5/20/2045 (d)(e)	$ 93 $		50
		127	Citigroup/Deutsche Bank Commercial
			Mortgage Trust
Medical - Outpatient & Home Medical Care (0.03%)			0.42%, 10/15/2048 (d)	2,232		32
Select Medical Corp			0.33%, 12/11/2049 (d)	1,617		18
7.63%, 2/ 1/2015	20	19
			Commercial Mortgage Pass Through Certificates
			4.05%, 10/15/2037	46		46
Medical - Wholesale Drug Distribution (0.10%)
			5.82%, 12/10/2049 (d)	100		91
AmerisourceBergen Corp
5.63%, 9/15/2012	40	42	Countrywide Alternative Loan Trust
			1.85%, 7/20/2035 (d)	36		16
4.88%, 11/15/2019	15	15
			Countrywide Asset-Backed Certificates
		57
			0.63%, 4/25/2036 (d)	200		1
Medical Instruments (0.25%)			Credit Suisse First Boston Mortgage Securities
Boston Scientific Corp			Corp
4.50%, 1/15/2015	75	75	0.26%, 5/15/2036 (b)(d)	548		2
6.00%, 1/15/2020	65	66	0.31%, 11/15/2037 (b)(d)	1,203		22
7.00%, 11/15/2035	5	5	Credit Suisse Mortgage Capital Certificates
			5.83%, 6/15/2038 (d)	60		52
		146
			Fannie Mae
Medical Laboratory & Testing Service (0.02%)			6.43%, 3/25/2039 (d)	26		26
Quest Diagnostics Inc			6.37%, 4/25/2039 (d)	17		17
4.75%, 1/30/2020	10	10	6.50%, 2/25/2047	28		30
			Freddie Mac
Medical Products (0.05%)
			5.50%, 9/15/2031 (d)	100		106
Angiotech Pharmaceuticals Inc
			GE Capital Commercial Mortgage Corp
4.01%, 12/ 1/2013 (d)	20	17
			5.61%, 4/10/2017 (d)	135		80
Zimmer Holdings Inc
			Greenwich Capital Commercial Funding Corp
5.75%, 11/30/2039	10	10
			5.60%, 7/10/2013	50		50
		27
			GS Mortgage Securities Corp II
Metal - Copper (0.05%)			5.81%, 8/10/2045 (d)	135		116
Freeport-McMoRan Copper & Gold Inc			Indymac Index Mortgage Loan Trust
8.25%, 4/ 1/2015	25	27	0.41%, 2/25/2037 (d)	160		84
			0.47%, 6/25/2037 (d)(e)	122		61
Miscellaneous Manufacturers (0.02%)			JP Morgan Chase Commercial Mortgage
Trimas Corp			Securities Corp
9.75%, 12/15/2017 (b)	15	15	5.87%, 4/15/2045 (d)	25		24
			5.30%, 5/15/2047 (d)(e)	105		103
Mortgage Backed Securities (4.69%)			JP Morgan Mortgage Trust
Banc of America Commercial Mortgage Inc			5.96%, 6/25/2036 (d)	14		12
5.74%, 5/10/2045 (d)	50	49	LB-UBS Commercial Mortgage Trust
5.69%, 4/10/2049 (d)	20	17	4.44%, 12/15/2029 (d)	100		99
5.49%, 2/10/2051	25	21	5.37%, 9/15/2039	195		186
6.17%, 2/10/2051 (d)	130	117	6.24%, 7/17/2040 (d)	50		13
Banc of America Funding Corp			6.15%, 4/15/2041 (d)	75		69
0.51%, 7/20/2036 (d)	175	49	5.87%, 9/15/2045 (d)	70		61
Banc of America Large Loan Inc			Merrill Lynch/Countrywide Commercial
5.20%, 1/25/2017 (b)	100	98	Mortgage Trust
BCRR Trust			5.70%, 9/12/2049	50		42
6.50%, 7/17/2017 (b)	50	46	5.75%, 6/12/2050 (d)	100		17
5.86%, 12/15/2043 (b)	25	15	Morgan Stanley Capital I
Bear Stearns Commercial Mortgage Securities			0.48%, 6/12/2012 (d)	40		33
5.47%, 6/11/2041	130	131	5.36%, 3/15/2044 (d)	30		26

See accompanying notes

151

Schedule of Investments
Balanced Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Mortgage Backed Securities (continued)			Networking Products (0.01%)
Morgan Stanley Capital I (continued)			Cisco Systems Inc
5.63%, 4/12/2049 (d)	$ 25 $	20	5.50%, 1/15/2040	$ 5 $		5
RBSCF Trust
5.81%, 5/17/2014 (b)	35	33	Non-Hazardous Waste Disposal (0.15%)
5.81%, 7/17/2014 (b)(d)	50	38	Allied Waste North America Inc
Sequoia Mortgage Trust			6.13%, 2/15/2014	55		56
1.28%, 2/20/2034 (d)	60	39	Republic Services Inc
Structured Asset Securities Corp			5.50%, 9/15/2019 (b)	20		20
5.50%, 6/25/2036 (d)	99	27	Waste Management Inc
Wachovia Bank Commercial Mortgage Trust			6.13%, 11/30/2039	10		10
0.37%, 10/15/2041 (b)(d)	1,491	15				86

5.25%, 12/15/2043	65	63	Office Automation & Equipment (0.20%)
6.01%, 6/15/2045	100	95	Xerox Corp
5.90%, 2/15/2051 (d)	75	62	5.50%, 5/15/2012	40		42
WAMU Commercial Mortgage Securities Trust			4.25%, 2/15/2015	55		55
3.83%, 1/25/2035 (b)	16	16	5.63%, 12/15/2019	20		20
WaMu Mortgage Pass Through Certificates						117
4.67%, 5/25/2035 (d)	40	37
0.76%, 1/25/2045 (d)	74	8	Oil Company - Exploration & Production (0.40%)
0.61%, 11/25/2045 (d)(e)	53	47	Anadarko Petroleum Corp
			5.95%, 9/15/2016	30		33
0.45%, 8/25/2046 (d)(e)	200	89
			Canadian Natural Resources Ltd
Washington Mutual Alternative Mortgage
			5.70%, 5/15/2017	20		21
Pass-Through Certificates
0.51%, 6/25/2046 (d)	145	13	Chesapeake Energy Corp
			7.63%, 7/15/2013	20		21
		2,730
			7.25%, 12/15/2018	10		10
Motion Pictures & Services (0.02%)			Denbury Resources Inc
Lions Gate Entertainment Inc			9.75%, 3/ 1/2016	15		16
10.25%, 11/ 1/2016 (b)	10	10	Linn Energy LLC
			11.75%, 5/15/2017 (b)	10		11
MRI - Medical Diagnostic Imaging (0.01%)			Nexen Inc
Alliance HealthCare Services Inc			6.40%, 5/15/2037	20		20
8.00%, 12/ 1/2016 (b)	5	5
			OPTI Canada Inc
			9.00%, 12/15/2012 (b)	5		5
Multi-Line Insurance (0.17%)
			7.88%, 12/15/2014	15		12
CNA Financial Corp
6.00%, 8/15/2011	40	41	Petrohawk Energy Corp
			9.13%, 7/15/2013	15		16
Genworth Financial Inc
8.63%, 12/15/2016	5	5	10.50%, 8/ 1/2014	5		6
6.15%, 11/15/2066 (d)	45	32	Petroleum Development Corp
			12.00%, 2/15/2018	10		10
ING Groep NV
5.78%, 12/29/2049	30	22	Quicksilver Resources Inc
			11.75%, 1/ 1/2016	5		6
		100
			Swift Energy Co
Music (0.06%)			7.13%, 6/ 1/2017	25		24
WMG Acquisition Corp			8.88%, 1/15/2020	5		5
7.38%, 4/15/2014	15	15	Venoco Inc
WMG Holdings Corp			11.50%, 10/ 1/2017 (b)	5		5
9.50%, 12/15/2014	20	20	XTO Energy Inc
		35	6.10%, 4/ 1/2036	10		11
						232
Mutual Insurance (0.04%)
Liberty Mutual Group Inc			Oil Company - Integrated (0.18%)
10.75%, 6/15/2058 (b)(d)	20	21	Cenovus Energy Inc
			4.50%, 9/15/2014 (b)	25		26

See accompanying notes

152

Schedule of Investments Balanced Account December 31, 2009

	Principal					Principal
	Amount		Value			Amount		Value
	(000's)		(000's)			(000's)		(000's)
BONDS (continued)					BONDS (continued)
Oil Company - Integrated (continued)					Pipelines (continued)
Cenovus Energy Inc (continued)					Transportadora de Gas del Sur SA
5.70%, 10/15/2019 (b)	$ 20 $			21	7.88%, 5/14/2017 (b)	$ 6 $			6
ConocoPhillips									128
5.75%, 2/ 1/2019		25		27
					Property & Casualty Insurance (0.17%)
Petrobras International Finance Co
6.88%, 1/20/2040		2		2	HCC Insurance Holdings Inc
					6.30%, 11/15/2019		45		46
Petro-Canada
6.80%, 5/15/2038		10		11	Travelers Cos Inc/The
					6.25%, 3/15/2067 (d)		30		27
Petroleos de Venezuela SA
5.00%, 10/28/2015		6		3	WR Berkley Corp
					6.25%, 2/15/2037		30		26
5.38%, 4/12/2027		4		2
									99
5.50%, 4/12/2037		3		1
Suncor Energy Inc					Publishing - Periodicals (0.02%)
6.85%, 6/ 1/2039		10		11	Nielsen Finance LLC / Nielsen Finance Co
				104	10.00%, 8/ 1/2014		5		5
					11.50%, 5/ 1/2016		5		6
Oil Refining & Marketing (0.02%)
									11
Tesoro Corp/Texas
6.63%, 11/ 1/2015		10		9	Real Estate Operator & Developer (0.03%)
					Regency Centers LP
Paper & Related Products (0.04%)					8.45%, 9/ 1/2010		20		20
Cascades Inc
7.75%, 12/15/2017 (b)		5		5	Regional Banks (0.21%)
7.88%, 1/15/2020 (b)		5		5	BAC Capital Trust XIII
International Paper Co					0.65%, 3/15/2043 (d)		75		46
7.30%, 11/15/2039		10		11	BAC Capital Trust XIV
				21	5.63%, 3/15/2043 (d)		34		23
					Capital One Financial Corp
Pharmacy Services (0.01%)					5.70%, 9/15/2011		30		32
Omnicare Inc					SunTrust Preferred Capital I
6.88%, 12/15/2015		5		5	5.85%, 12/31/2049 (d)		6		4
					Wells Fargo & Co
Physician Practice Management (0.02%)
					7.98%, 3/29/2049 (d)		15		15
US Oncology Inc
									120
10.75%, 8/15/2014		10		10
					Reinsurance (0.10%)
Pipelines (0.22%)					Swiss Re Solutions Holding Corp
Copano Energy LLC / Copano Energy Finance					6.45%, 3/ 1/2019		60		60
Corp
8.13%, 3/ 1/2016		21		21	REITS - Diversified (0.01%)
7.75%, 6/ 1/2018		5		5	DuPont Fabros Technology LP
Dynegy Holdings Inc					8.50%, 12/15/2017 (b)		5		5
7.50%, 6/ 1/2015		15		14
Kinder Morgan Energy Partners LP					REITS - Mortgage (0.09%)
5.63%, 2/15/2015		25		27	iStar Financial Inc
5.95%, 2/15/2018		15		16	8.00%, 3/15/2011 (b)		47		42
MarkWest Energy Partners LP / MarkWest					5.85%, 3/15/2017		15		8
Energy Finance Corp									50
8.75%, 4/15/2018		5		5
Regency Energy Partners LP/Regency Energy					REITS - Office Property (0.09%)
Finance Corp					Brandywine Operating Partnership LP
8.38%, 12/15/2013		33		34	5.63%, 12/15/2010		27		28
					HRPT Properties Trust
					0.85%, 3/16/2011 (d)		25		23
									51

See accompanying notes

153

Schedule of Investments Balanced Account December 31, 2009

	Principal				Principal
	Amount	Value			Amount	Value
	(000's)	(000's)			(000's)	(000's)
BONDS (continued)				BONDS (continued)
REITS - Warehouse & Industrial (0.19%)				Rubber - Tires (continued)
ProLogis				Goodyear Tire & Rubber Co/The (continued)
7.63%, 8/15/2014	$ 105 $		110	10.50%, 5/15/2016	$ 5 $		5
							21
Rental - Auto & Equipment (0.03%)
				Satellite Telecommunications (0.12%)
Hertz Corp/The
8.88%, 1/ 1/2014	10		10	DigitalGlobe Inc
				10.50%, 5/ 1/2014 (b)	15		16
RSC Equipment Rental Inc/RSC Holdings III
LLC				Intelsat Bermuda Ltd
10.25%, 11/15/2019 (b)	5		5	11.25%, 2/ 4/2017 (b)(d)	15		15
			15	Intelsat Subsidiary Holding Co Ltd
				8.88%, 1/15/2015 (b)	10		10
Retail - Automobile (0.01%)				8.88%, 1/15/2015	25		26
Sonic Automotive Inc				Telesat Canada / Telesat LLC
8.63%, 8/15/2013	5		5	11.00%, 11/ 1/2015	5		6
							73
Retail - Building Products (0.03%)
Home Depot Inc				Sovereign (0.30%)
5.88%, 12/16/2036	20		19	Argentina Bonos
				7.00%, 10/ 3/2015	38		33
Retail - Discount (0.02%)				Argentina Government International Bond
Dollar General Corp				8.28%, 12/31/2033	4		3
11.88%, 7/15/2017	8		9	Mexico Government International Bond
				6.63%, 3/ 3/2015	4		4
Retail - Drug Store (0.15%)				Peruvian Government International Bond
CVS Caremark Corp				8.38%, 5/ 3/2016	1		1
6.13%, 9/15/2039	75		75	7.13%, 3/30/2019	2		2
CVS Pass-Through Trust				Russian Foreign Bond - Eurobond
7.51%, 1/10/2032 (b)	5		5	7.50%, 3/31/2030 (b)	65		73
Rite Aid Corp				Turkey Government International Bond
10.38%, 7/15/2016	5		5	7.25%, 3/15/2015	3		3
			85	7.00%, 6/ 5/2020	15		16
Retail - Propane Distribution (0.03%)				United Mexican States
Ferrellgas Partners LP				5.95%, 3/19/2019	8		9
9.13%, 10/ 1/2017 (b)	15		16	Uruguay Government International Bond
				6.88%, 9/28/2025	6		6
Retail - Regional Department Store (0.01%)				Venezuela Government International Bond
Neiman Marcus Group Inc/The				8.50%, 10/ 8/2014	13		10
9.00%, 10/15/2015	5		5	5.75%, 2/26/2016	4		3
				6.00%, 12/ 9/2020	10		6
Retail - Restaurants (0.12%)				9.38%, 1/13/2034	2		1
Landry's Restaurants Inc				7.00%, 3/31/2038	3		2
11.63%, 12/ 1/2015 (b)	5		5
							172
Yum! Brands Inc
6.25%, 3/15/2018	50		55	Special Purpose Entity (0.54%)
6.88%, 11/15/2037	10		11	AES Red Oak LLC
			71	8.54%, 11/30/2019	8		8
				Capital One Capital VI
Retail - Toy Store (0.01%)				8.88%, 5/15/2040	120		128
Toys R Us Property Co LLC				CCM Merger Inc
8.50%, 12/ 1/2017 (b)	5		5	8.00%, 8/ 1/2013 (b)	10		8
				Goldman Sachs Capital I
Rubber - Tires (0.04%)				6.35%, 2/15/2034	40		37
Goodyear Tire & Rubber Co/The
				Goldman Sachs Capital II
8.63%, 12/ 1/2011	15		16
				5.79%, 12/29/2049 (d)	10		8

See accompanying notes

154

Schedule of Investments
Balanced Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount		Value
	(000's)	(000's)		(000's)		(000's)
BONDS (continued)			BONDS (continued)
Special Purpose Entity (continued)			Transport - Marine (0.01%)
OMX Timber Finance Investments I LLC			Navios Maritime Holdings Inc / Navios
5.42%, 1/29/2020 (b)(c)(d)	$ 120 $	112	Maritime Finance US Inc
Piper Jaffray Equipment Trust Securities			8.88%, 11/ 1/2017 (b)	$ 5 $		5
6.00%, 9/10/2011 (b)(c)	14	14
		315	Transport - Rail (0.02%)
			CSX Corp
Steel - Producers (0.11%)			6.25%, 3/15/2018		10	11
ArcelorMittal
6.13%, 6/ 1/2018	15	16	Vitamins & Nutrition Products (0.08%)
Ispat Inland ULC			Mead Johnson Nutrition Co
9.75%, 4/ 1/2014	45	47	3.50%, 11/ 1/2014 (b)		25	24
		63	4.90%, 11/ 1/2019 (b)		25	25
Telecommunication Services (0.18%)						49
MasTec Inc			Wireless Equipment (0.11%)
7.63%, 2/ 1/2017	10	9	American Tower Corp
Qwest Corp			4.63%, 4/ 1/2015 (b)		20	20
7.88%, 9/ 1/2011	60	63	7.00%, 10/15/2017		40	44
Telcordia Technologies Inc						64
4.03%, 7/15/2012 (b)(d)	15	14
West Corp			TOTAL BONDS		$ 14,040
9.50%, 10/15/2014	10	10
			CONVERTIBLE BONDS (0.06%)
Wind Acquisition Finance SA
			Aerospace & Defense Equipment (0.01%)
11.75%, 7/15/2017 (b)	10	11
			GenCorp Inc
		107	4.06%, 12/31/2039 (b)		5	5
Telephone - Integrated (0.57%)
AT&T Inc			Identification Systems - Development (0.01%)
5.60%, 5/15/2018	15	16	L-1 Identity Solutions Inc
6.15%, 9/15/2034	40	39	3.75%, 5/15/2027		10	9
Axtel SAB de CV
9.00%, 9/22/2019 (b)	11	11	Medical - Biomedical/Gene (0.03%)
Level 3 Financing Inc			Amylin Pharmaceuticals Inc
9.25%, 11/ 1/2014	25	24	2.50%, 4/15/2011		10	9
Sprint Nextel Corp			3.00%, 6/15/2014		10	8
8.38%, 8/15/2017	5	5				17
Telecom Italia Capital SA			Semiconductor Component - Integrated Circuits (0.01%)
0.76%, 2/ 1/2011 (d)	25	25	Jazz Technologies Inc
0.89%, 7/18/2011 (d)	45	45	8.00%, 12/31/2011		5	4
5.25%, 11/15/2013	15	16	TOTAL CONVERTIBLE BONDS		$ 35
7.00%, 6/ 4/2018	50	55
			MUNICIPAL BONDS (0.12%)
Telefonica Emisiones SAU
4.95%, 1/15/2015	45	48	California (0.05%)
Verizon Communications Inc			Los Angeles Unified School District/CA
6.35%, 4/ 1/2019	30	33	5.75%, 7/ 1/2034		30	28
6.25%, 4/ 1/2037	15	15
			Nevada (0.04%)
		332
			County of Clark NV
Tobacco (0.22%)			6.88%, 7/ 1/2042		25	24
Altria Group Inc
9.70%, 11/10/2018	105	130	Texas (0.03%)
			Dallas County Hospital District
			5.62%, 8/15/2044		15	15
			TOTAL MUNICIPAL BONDS		$ 67

See accompanying notes

155

Schedule of Investments
Balanced Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
U.S. GOVERNMENT & GOVERNMENT AGENCY			U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (17.57%)			OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation			Federal National Mortgage Association (FNMA)
(FHLMC) (4.50%)			(continued)
6.50%, 6/ 1/2017 (f)	$ 44 $	47	6.50%, 2/ 1/2038 (f)	$ 21 $	23
5.50%, 12/ 1/2022 (f)	52	56	6.00%, 3/ 1/2038 (f)	41	43
4.50%, 1/ 1/2025 (f)(g)	145	149	5.50%, 7/ 1/2038 (f)	222	232
5.00%, 1/ 1/2025 (f)(g)	135	141	6.50%, 9/ 1/2038 (f)	113	121
7.00%, 12/ 1/2027 (f)	30	33	5.00%, 4/ 1/2039 (f)	77	79
6.00%, 1/ 1/2029 (f)	36	38	5.50%, 4/ 1/2039 (f)	131	138
7.50%, 8/ 1/2030 (f)	3	3	4.00%, 1/ 1/2040 (f)(g)	70	68
8.00%, 12/ 1/2030 (f)	45	51	5.00%, 1/ 1/2040 (f)(g)	1,025	1,052
7.50%, 1/ 1/2031 (f)	9	11	5.50%, 1/ 1/2040 (f)(g)	180	188
6.50%, 5/ 1/2031 (f)	10	11			4,446
6.50%, 6/ 1/2031 (f)	32	34
			Government National Mortgage Association
6.50%, 11/ 1/2031 (f)	14	15	(GNMA) (1.00%)
5.00%, 12/ 1/2033 (f)	290	298	6.00%, 1/15/2029	82	87
6.50%, 10/ 1/2035 (f)	59	63	7.00%, 5/15/2031	15	17
5.50%, 5/ 1/2036 (f)	94	99	6.00%, 6/15/2032	13	14
6.00%, 10/ 1/2036 (d)(f)	64	69	5.00%, 2/15/2039	173	178
6.00%, 8/ 1/2037 (f)	145	154	5.50%, 1/ 1/2040 (g)	225	236
6.00%, 8/ 1/2037 (f)	142	151	6.00%, 9/20/2026	22	24
6.00%, 1/ 1/2038 (d)(f)	27	29	7.00%, 2/20/2032	22	24
6.00%, 7/ 1/2038 (f)	114	121			580
4.50%, 6/ 1/2039 (f)	369	368	U.S. Treasury (4.43%)
5.00%, 1/ 1/2040 (f)(g)	185	190	2.25%, 5/31/2014	600	596
5.50%, 1/ 1/2040 (f)(g)	400	419	2.63%, 2/29/2016	350	340
5.67%, 6/ 1/2037 (d)(f)	64	67	3.00%, 8/31/2016	450	443
		2,617	2.75%, 11/30/2016	110	106
Federal National Mortgage Association (FNMA) (7.64%)			4.00%, 8/15/2018	205	209
4.50%, 9/ 1/2010 (f)	43	44	3.13%, 5/15/2019	45	43
4.50%, 1/ 1/2020 (f)	30	31	8.13%, 8/15/2019	175	235
5.00%, 1/ 1/2025 (f)(g)	275	287	3.38%, 11/15/2019	30	29
6.00%, 2/ 1/2025 (f)	101	109	6.00%, 2/15/2026	305	357
6.50%, 2/ 1/2032 (f)	29	31	6.25%, 5/15/2030	150	183
5.50%, 9/ 1/2033 (f)	631	663	4.50%, 8/15/2039	35	34
3.37%, 7/ 1/2034 (d)(f)	10	11			2,575
4.56%, 3/ 1/2035 (d)(f)	33	34
			TOTAL U.S. GOVERNMENT & GOVERNMENT
5.50%, 4/ 1/2035 (f)	28	29	AGENCY OBLIGATIONS	$ 10,218
5.50%, 7/ 1/2035 (f)	172	180
			REPURCHASE AGREEMENTS (0.74%)
5.50%, 9/ 1/2035 (f)	56	59
			Diversified Banking Institutions (0.74%)
5.70%, 2/ 1/2036 (d)(f)	29	31	Investment in Joint Trading Account; Bank
5.43%, 1/ 1/2037 (d)(f)	33	34	of America Repurchase Agreement;
6.00%, 1/ 1/2037 (f)	139	147	0.005% dated 12/31/09 maturing 01/04/10
5.71%, 4/ 1/2037 (d)(f)	83	88	(collateralized by Sovereign Agency
			Issues; $193,000; 0.00% - 3.75%; dated
6.00%, 4/ 1/2037 (f)	165	175	01/26/10 - 04/15/26)	$ 189$	189
5.76%, 5/ 1/2037 (d)(f)	66	71	Investment in Joint Trading Account;
5.50%, 7/ 1/2037 (f)	121	127	Deutsche Bank Repurchase Agreement;
6.50%, 7/ 1/2037 (f)	17	18	0.01% dated 12/31/09 maturing 01/04/10
6.50%, 7/ 1/2037 (f)	18	19	(collateralized by Sovereign Agency
			Issues; $59,000; 0.00% - 4.75%; dated
6.50%, 10/ 1/2037 (f)	122	131	02/22/10 - 11/19/12)	58	58
6.00%, 11/ 1/2037 (f)	172	183

See accompanying notes

156

Schedule of Investments Balanced Account December 31, 2009

				Portfolio Summary (unaudited)
	Principal
			Sector			Percent
	Amount	Value
	(000's)	(000's)	Mortgage Securities			17.84%
			Consumer, Non-cyclical			15.70%
REPURCHASE AGREEMENTS (continued)			Financial			15.53%
Diversified Banking Institutions (continued)			Technology			8.76%
Investment in Joint Trading Account;			Communications			8.51%
Morgan Stanley Repurchase Agreement;			Energy			7.91%
0.01% dated 12/31/09 maturing 01/04/10			Industrial			7.90%
(collateralized by Sovereign Agency			Consumer, Cyclical			6.54%
Issues; $187,000; 0.00% - 0.90%; dated			Government			4.73%
01/15/10 - 04/08/10)	$ 184$	184	Asset Backed Securities			4.07%
			Basic Materials			3.19%
		431	Utilities			2.76%
			Exchange Traded Funds			0.33%
TOTAL REPURCHASE AGREEMENTS	$ 431
			General Obligation			0.07%
Total Investments	$ 60,402		Revenue			0.04%
Liabilities in Excess of Other Assets, Net - (3.88)%		(2,255)	Liabilities in Excess of Other Assets, Net			(3.88%)
			TOTAL NET ASSETS			100.00%
TOTAL NET ASSETS - 100.00%	$ 58,147
			Other Assets Summary (unaudited)

			Asset Type			Percent
(a) Non-Income Producing Security
			Futures			0.10%
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $2,035 or 3.50% of net assets.
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $130 or 0.22% of net assets.
(d)	Variable Rate. Rate shown is in effect at December 31, 2009.
(e) Security is Illiquid
(f)	This entity was put into conservatorship by the U.S. Government in 2008.
See footnote 3 for additional information.
(g)	Security was purchased in a "to-be-announced" ("TBA") transaction.
See Notes to Financial Statements.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 5,373
Unrealized Depreciation		(5,498)
Net Unrealized Appreciation (Depreciation)		(125)
Cost for federal income tax purposes		60,527
All dollar amounts are shown in thousands (000's)

Futures Contracts

					Current	Unrealized
				Original	Market	Appreciation/
Type		Buy/Sell	Contracts	Value	Value	(Depreciation)

S&P 500 eMini; March 2010		Buy	1	$ 55 $	56 $	1
All dollar amounts are shown in thousands (000's)
See accompanying notes

157

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2009

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)
COMMON STOCKS (0.00%)			BONDS (continued)
Diversified Financial Services (0.00%)			Asset Backed Securities (continued)
CIT Group Inc/New (a)	516 $	14	Countrywide Asset-Backed Certificates
TOTAL COMMON STOCKS	$ 14		(continued)
			0.48%, 3/25/2036 (d)(e)	$ 935 $	477
	Principal		0.40%, 6/25/2037 (d)	1,425	487
	Amount	Value	0.36%, 11/25/2037 (d)	985	636
	(000's)	(000's)
			Countrywide Home Equity Loan Trust
BONDS (62.66%)			0.46%, 12/15/2035 (d)	551	156
Aerospace & Defense (0.32%)			0.43%, 5/15/2036 (d)	531	93
Boeing Co/The			First Horizon Asset Back Trust
3.75%, 11/20/2016	$ 705	682	0.39%, 10/25/2034 (d)	551	238
Northrop Grumman Corp			First-Citizens Home Equity Loan LLC
3.70%, 8/ 1/2014	375	376	0.44%, 9/15/2022 (b)(d)	255	134
		1,058	GMAC Mortgage Corp Loan Trust
Aerospace & Defense Equipment (0.12%)			0.41%, 8/25/2035 (d)	698	180
GenCorp Inc			0.44%, 11/25/2036 (d)	1,313	497
9.50%, 8/15/2013	398	399	Great America Leasing Receivables
			5.39%, 9/15/2011 (b)	181	185
Airlines (0.66%)			JP Morgan Mortgage Acquisition Corp
American Airlines Pass Through Trust 2001-02			0.40%, 4/25/2036 (d)	1,348	881
7.86%, 10/ 1/2011	180	180	5.45%, 11/25/2036	1,225	1,139
American Airlines Pass Through Trust 2009-1A			0.31%, 3/25/2037 (d)	276	254
10.38%, 7/ 2/2019	135	151	0.38%, 3/25/2037 (d)	720	395
Delta Air Lines Inc			Lehman XS Trust
7.11%, 9/18/2011	250	252	0.43%, 9/25/2035 (d)	188	185
7.92%, 5/18/2012	300	299	Long Beach Mortgage Loan Trust
6.72%, 1/ 2/2023	371	324	0.76%, 6/25/2034 (d)(e)	170	117
UAL Pass Through Trust Series 2000-1			0.38%, 7/25/2036 (d)	1,245	425
8.03%, 7/ 1/2011	60	77	Marriott Vacation Club Owner Trust
UAL Pass Through Trust Series 2001-1			5.52%, 5/20/2029 (b)(d)	208	203
7.37%, 9/29/2049	495	755	MSDWCC Heloc Trust
United Air Lines Inc			0.42%, 7/25/2017 (d)	155	72
9.75%, 1/15/2017	100	102	SACO I Inc
10.40%, 5/ 1/2018	65	69	0.37%, 6/25/2036 (d)(e)	492	183
		2,209	Swift Master Auto Receivables Trust
			0.33%, 6/15/2012 (d)	600	595
Apparel Manufacturers (0.03%)
			Washington Mutual Asset-Backed Certificates
Rafaella Apparel Group Inc			0.41%, 4/25/2036 (d)	1,256	965
11.25%, 6/15/2011	268	114
					10,817

Asset Backed Securities (3.24%)			Auto/Truck Parts & Equipment - Original (0.09%)
Aircraft Certificate Owner Trust			Stanadyne Corp
6.46%, 9/20/2022 (b)	114	95	10.00%, 8/15/2014	100	91
7.00%, 9/20/2022 (b)(c)	100	72	Tenneco Inc
Ameriquest Mortgage Securities Inc			10.25%, 7/15/2013	217	224
0.53%, 3/25/2035 (d)	72	66			315
0.46%, 7/25/2035 (d)	4	4
			Automobile Sequential (0.68%)
BMW Floorplan Master Owner Trust
			AmeriCredit Automobile Receivables Trust
1.38%, 9/15/2014 (b)(d)	1,500	1,500
			0.25%, 4/ 6/2012 (d)	73	73
Chase Funding Mortgage Loan Asset-Backed
			Capital Auto Receivables Asset Trust
Certificates
0.98%, 9/25/2033 (d)	268	55	5.52%, 3/15/2011 (d)	670	673
Countrywide Asset-Backed Certificates			Capital One Auto Finance Trust
0.75%, 6/25/2035 (d)	720	528	0.27%, 10/15/2012 (d)	298	296

See accompanying notes

158

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Automobile Sequential (continued)			Cable/Satellite TV (2.21%)
Ford Credit Auto Owner Trust			Comcast Corp
5.30%, 6/15/2012	$ 600 $	629	6.30%, 11/15/2017	$ 740 $	810
5.60%, 10/15/2012	240	254	6.45%, 3/15/2037	470	485
5.69%, 11/15/2012 (d)	180	191	COX Communications Inc
Hyundai Auto Receivables Trust			6.75%, 3/15/2011	395	415
0.63%, 1/17/2012 (d)	142	142	5.45%, 12/15/2014	290	311
		2,258	6.25%, 6/ 1/2018 (b)	330	351
			8.38%, 3/ 1/2039 (b)	560	697
Beverages - Non-Alcoholic (0.30%)
Dr Pepper Snapple Group Inc			CSC Holdings LLC
2.35%, 12/21/2012	510	510	8.50%, 4/15/2014 (b)	40	43
6.82%, 5/ 1/2018	433	486	DirecTV Holdings LLC / DirecTV Financing
			Co Inc
		996	4.75%, 10/ 1/2014 (b)	605	617
Beverages - Wine & Spirits (0.05%)			7.63%, 5/15/2016	1,685	1,841
Constellation Brands Inc			DISH DBS Corp
8.38%, 12/15/2014	105	112	6.63%, 10/ 1/2014	35	35
7.25%, 9/ 1/2016	65	66	7.75%, 5/31/2015	285	298
		178	Kabel Deutschland GmbH
			10.63%, 7/ 1/2014	285	298
Brewery (1.08%)
			Rainbow National Services LLC
Anheuser-Busch Cos Inc			10.38%, 9/ 1/2014 (b)	140	148
6.45%, 9/ 1/2037	685	724
			Time Warner Cable Inc
Anheuser-Busch InBev Worldwide Inc			3.50%, 2/ 1/2015	470	464
5.38%, 11/15/2014 (b)	1,485	1,572
			5.00%, 2/ 1/2020	295	286
4.13%, 1/15/2015 (b)	60	61
			UPC Holding BV
6.88%, 11/15/2019 (b)	1,130	1,262	9.88%, 4/15/2018 (b)	275	290
		3,619			7,389

Broadcasting Services & Programming (0.04%)			Casino Hotels (0.28%)
Clear Channel Worldwide Holdings Inc			Harrah's Operating Co Inc
9.25%, 12/15/2017 (b)	50	51	10.00%, 12/15/2018 (b)	42	34
9.25%, 12/15/2017 (b)	80	82	10.00%, 12/15/2018 (b)	502	403
		133	Harrah's Operating Escrow LLC / Harrah's
Building - Residential & Commercial (0.03%)			Escrow Corp
			11.25%, 6/ 1/2017 (b)	15	15
Desarrolladora Homex SAB de CV
9.50%, 12/11/2019 (b)	113	113	MGM Mirage
			8.50%, 9/15/2010	325	323
Building & Construction - Miscellaneous (0.04%)			6.75%, 4/ 1/2013	65	56
Dycom Investments Inc			13.00%, 11/15/2013	80	92
8.13%, 10/15/2015	130	120			923

			Casino Services (0.19%)
Building Products - Cement & Aggregate (0.34%)
			Choctaw Resort Development Enterprise
Lafarge SA
			7.25%, 11/15/2019 (b)	332	220
6.15%, 7/15/2011	270	282
			Peninsula Gaming LLC
Martin Marietta Materials Inc
			8.38%, 8/15/2015 (b)	120	120
0.43%, 4/30/2010 (d)	855	851
			10.75%, 8/15/2017 (b)	305	306
		1,133
					646
Building Products - Wood (0.09%)
			Cellular Telecommunications (1.13%)
Masco Corp
0.55%, 3/12/2010 (d)	300	299	Alltel Corp
			7.00%, 7/ 1/2012	695	767
			Digicel Group Ltd
			12.00%, 4/ 1/2014 (b)	65	72

See accompanying notes

159

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Cellular Telecommunications (continued)			Commercial Banks (continued)
Digicel Group Ltd (continued)			CBQ Finance Ltd
9.13%, 1/15/2015 (b)	$ 485 $	478	5.00%, 11/18/2014 (b)	$ 600 $	566
iPCS Inc			7.50%, 11/18/2019 (b)	100	96
2.41%, 5/ 1/2013 (d)	85	80	Discover Bank/Greenwood DE
Nextel Communications Inc			8.70%, 11/18/2019	1,875	2,009
7.38%, 8/ 1/2015	405	394	HSBC Americas Capital Trust I
Rogers Wireless Inc			7.81%, 12/15/2026 (b)(e)	850	833
6.38%, 3/ 1/2014	115	127	Rabobank Nederland NV
VIP Finance Ireland Ltd for OJSC Vimpel			11.00%, 12/29/2049 (b)(d)	281	343
Communications					5,714
9.13%, 4/30/2018 (b)	435	464
Vodafone Group PLC			Commercial Services (0.05%)
0.59%, 6/15/2011 (d)	415	415	Quintiles Transnational Corp
0.54%, 2/27/2012 (d)	800	797	9.50%, 12/30/2014 (b)	165	166
5.45%, 6/10/2019	175	181
			Computer Services (0.06%)
		3,775
			SunGard Data Systems Inc
Chemicals - Diversified (0.20%)			10.25%, 8/15/2015	180	192
Dow Chemical Co/The
5.90%, 2/15/2015	105	113	Computers - Memory Devices (0.09%)
8.55%, 5/15/2019	150	179	Seagate Technology HDD Holdings
Nova Chemicals Corp			6.80%, 10/ 1/2016	210	203
8.63%, 11/ 1/2019 (b)	130	132	Seagate Technology International/Cayman
Phibro Animal Health Corp			Islands
			10.00%, 5/ 1/2014 (b)	95	105
10.00%, 8/ 1/2013 (b)	100	104
Reichhold Industries Inc					308
9.00%, 8/15/2014 (b)	175	147	Consumer Products - Miscellaneous (0.13%)
		675	Clorox Co
			3.55%, 11/ 1/2015	360	356
Chemicals - Specialty (0.04%)
NewMarket Corp			Yankee Acquisition Corp/MA
7.13%, 12/15/2016	125	122	9.75%, 2/15/2017	83	82
					438
Circuit Boards (0.02%)			Containers - Metal & Glass (0.03%)
Viasystems Inc			Impress Holdings BV
12.00%, 1/15/2015 (b)	55	59	3.41%, 9/15/2013 (b)(d)	110	106

Coal (0.10%)			Containers - Paper & Plastic (0.01%)
Arch Coal Inc			Plastipak Holdings Inc
8.75%, 8/ 1/2016 (b)	140	148	10.63%, 8/15/2019 (b)	45	50
Bumi Capital Pte Ltd
12.00%, 11/10/2016 (b)	100	99	Credit Card Asset Backed Securities (0.31%)
Drummond Co Inc			Cabela's Master Credit Card Trust
9.00%, 10/15/2014 (b)	70	73	4.31%, 12/16/2013 (b)	540	552
		320	Discover Card Master Trust
			5.65%, 3/16/2020	462	497
Coatings & Paint (0.09%)
Sherwin-Williams Co/The					1,049
3.13%, 12/15/2014	295	291	Data Processing & Management (0.08%)
			First Data Corp
Commercial Banks (1.71%)			9.88%, 9/24/2015	65	61
Banco do Brasil Cayman			10.55%, 9/24/2015	239	212
8.50%, 12/31/2020 (b)	300	319
					273
Barclays Bank PLC
2.50%, 1/23/2013	1,550	1,548

See accompanying notes

160

Schedule of Investments

Bond & Mortgage Securities Account

December 31, 2009

	Principal			Principal

	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)

Distribution & Wholesale (0.08%)			Diversified Manufacturing Operations

McJunkin Red Man Corp			(continued)
9.50%, 12/15/2016 (b)	$ 105 $	103	Tyco International Finance SA
			4.13%, 10/15/2014	$ 425 $	435
Wesco Distribution Inc
7.50%, 10/15/2017	175	171	Tyco International Ltd / Tyco International
			Finance SA
		274
			6.88%, 1/15/2021	415	466

Diversified Banking Institutions (3.58%)					1,393

Bank of America Corp
			Diversified Minerals (0.86%)
5.38%, 9/11/2012	300	318
			Rio Tinto Finance USA Ltd
6.00%, 9/ 1/2017	700	727
			8.95%, 5/ 1/2014	240	288
5.65%, 5/ 1/2018	230	234
			6.50%, 7/15/2018	515	566
8.00%, 12/29/2049 (d)	520	501
			9.00%, 5/ 1/2019	65	82
Citigroup Inc
			Teck Resources Ltd
5.63%, 8/27/2012	705	725
			9.75%, 5/15/2014	775	894
6.01%, 1/15/2015	3,950	4,033
			10.25%, 5/15/2016	700	816
GMAC Inc
			10.75%, 5/15/2019	140	167
7.75%, 1/19/2010 (b)	125	125
			Vale Overseas Ltd
6.88%, 9/15/2011 (b)	177	174
			5.63%, 9/15/2019	35	35
6.00%, 12/15/2011 (b)	136	133
			6.88%, 11/21/2036	20	20
6.63%, 5/15/2012 (b)	104	102
					2,868
Goldman Sachs Group Inc/The
0.46%, 2/ 6/2012 (d)	500	496	Diversified Operations (0.17%)

JP Morgan Chase & Co			Hutchison Whampoa International 09/16 Ltd
5.25%, 5/ 1/2015	1,000	1,041	4.63%, 9/11/2015 (b)	565	570

Morgan Stanley
5.63%, 9/23/2019	2,065	2,080	Electric - Distribution (0.03%)

Royal Bank of Scotland Group PLC			Majapahit Holding BV
5.05%, 1/ 8/2015	200	173	7.75%, 1/20/2020 (b)	100	105

4.70%, 7/ 3/2018	77	60
			Electric - Generation (0.45%)
6.40%, 10/21/2019	1,025	1,022
			AES Corp/The
		11,944	9.75%, 4/15/2016 (b)	260	285

Diversified Financial Services (0.87%)			CE Generation LLC

CEDC Finance Corp International Inc			7.42%, 12/15/2018	137	132
9.13%, 12/ 1/2016 (b)	305	314	Elwood Energy LLC

CIT Group Inc/New			8.16%, 7/ 5/2026	403	370
7.00%, 5/ 1/2013	6	6	Indiantown Cogeneration LP

7.00%, 5/ 1/2014	9	8	9.26%, 12/15/2010	232	234

7.00%, 5/ 1/2015	9	8	Korea Hydro & Nuclear Power Co Ltd

7.00%, 5/ 1/2016	15	13	6.25%, 6/17/2014 (b)	100	109

7.00%, 5/ 1/2017	21	18	Reliant Energy Mid-Atlantic Power Holdings
			LLC
General Electric Capital Corp			9.24%, 7/ 2/2017	371	388
6.00%, 8/ 7/2019	1,230	1,277
					1,518
6.38%, 11/15/2067 (d)	1,105	959

TNK-BP Finance SA			Electric - Integrated (1.55%)
6.63%, 3/20/2017 (b)	300	293	Baltimore Gas & Electric Co

		2,896	5.90%, 10/ 1/2016	255	269
			Enel Finance International SA
Diversified Manufacturing Operations (0.42%)			3.88%, 10/ 7/2014 (b)	350	354

Textron Inc			5.13%, 10/ 7/2019 (b)	240	242
6.20%, 3/15/2015	300	312
			Energy Future Holdings Corp
Tyco Electronics Group SA			9.75%, 10/15/2019	223	222
6.00%, 10/ 1/2012	170	180

See accompanying notes

161

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Electric - Integrated (continued)			Finance - Consumer Loans (0.28%)
Energy Future Intermediate Holding Co LLC			HSBC Finance Capital Trust IX
9.75%, 10/15/2019	$ 275 $	274	5.91%, 11/30/2035	$ 160 $	131
Exelon Generation Co LLC			SLM Corp
5.20%, 10/ 1/2019	320	320	0.44%, 7/26/2010 (d)	650	636
6.25%, 10/ 1/2039	345	352	4.50%, 7/26/2010	175	175
Jersey Central Power & Light Co					942
7.35%, 2/ 1/2019	425	482
			Finance - Credit Card (0.50%)
Mirant Americas Generation LLC
8.30%, 5/ 1/2011	155	159	Capital One Bank USA NA
			6.50%, 6/13/2013	220	236
8.50%, 10/ 1/2021	125	119
			Discover Financial Services
Mirant Mid Atlantic Pass Through Trust C			10.25%, 7/15/2019	1,215	1,421
10.06%, 12/30/2028	399	414
					1,657
Nisource Finance Corp
5.40%, 7/15/2014	350	359	Finance - Investment Banker & Broker (1.54%)
6.40%, 3/15/2018	350	364	Cemex Finance LLC
6.13%, 3/ 1/2022	355	362	9.50%, 12/14/2016 (b)	100	105
Northern States Power Co/MN			Credit Suisse USA Inc
5.35%, 11/ 1/2039	115	111	0.52%, 1/15/2010 (d)	550	550
Pacific Gas & Electric Co			E*Trade Financial Corp
5.40%, 1/15/2040	485	464	7.38%, 9/15/2013	225	209
PacifiCorp			12.50%, 11/30/2017	111	126
5.65%, 7/15/2018	170	183	Merrill Lynch & Co Inc
6.25%, 10/15/2037	30	32	0.50%, 2/ 5/2010 (d)	400	400
United Maritime Group LLC/United Maritime			0.48%, 11/ 1/2011 (d)	875	859
Group Finance Corp			0.49%, 6/ 5/2012 (d)	400	388
11.75%, 6/15/2015 (b)	110	110	7.75%, 5/14/2038	180	198
		5,192	Morgan Stanley
Electronic Components - Miscellaneous (0.14%)			5.30%, 3/ 1/2013	575	606
NXP BV / NXP Funding LLC			TD Ameritrade Holding Corp
3.03%, 10/15/2013 (d)	160	133	4.15%, 12/ 1/2014	790	779
9.50%, 10/15/2015	375	320	5.60%, 12/ 1/2019	800	795
		453	UBS Preferred Funding Trust V
			6.24%, 5/29/2049	175	137
Electronics - Military (0.15%)					5,152
L-3 Communications Corp
5.20%, 10/15/2019 (b)	505	499	Finance - Leasing Company (0.44%)
			Boeing Capital Corp
Energy - Alternate Sources (0.04%)			3.25%, 10/27/2014	935	928
Headwaters Inc			International Lease Finance Corp
11.38%, 11/ 1/2014 (b)	135	141	0.68%, 1/15/2010 (d)	550	549
					1,477
Enterprise Software & Services (0.01%)
			Finance - Mortgage Loan/Banker (0.12%)
JDA Software Group Inc
			Countrywide Financial Corp
8.00%, 12/15/2014 (b)	40	41
			6.25%, 5/15/2016	385	392

Finance - Auto Loans (0.03%)
			Finance - Other Services (0.16%)
Ford Motor Credit Co LLC
			American Real Estate Partners LP/Finance Corp
7.88%, 6/15/2010	110	112
			7.13%, 2/15/2013	160	163
			Icahn Enterprises LP / Icahn Enterprises
Finance - Commercial (0.28%)
			Finance Corp
Textron Financial Corp			8.13%, 6/ 1/2012	250	255
0.39%, 2/25/2011 (d)	1,000	949

See accompanying notes

162

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Finance - Other Services (continued)			Home Equity - Sequential (0.17%)
Pinnacle Foods Finance LLC / Pinnacle Foods			Countrywide Asset-Backed Certificates
Finance Corp			5.39%, 4/25/2036	$ 558 $	282
9.25%, 4/ 1/2015 (b)	$ 115 $	117	5.51%, 8/25/2036	506	273
		535			555

Food - Retail (0.11%)			Independent Power Producer (0.17%)
Delhaize America Inc			NRG Energy Inc
9.00%, 4/15/2031	280	358	7.25%, 2/ 1/2014	340	344
			7.38%, 1/15/2017	210	211
Gambling (Non-Hotel) (0.07%)
					555
Pinnacle Entertainment Inc
7.50%, 6/15/2015	150	138	Industrial Gases (0.16%)
8.63%, 8/ 1/2017 (b)	95	97	Air Products & Chemicals Inc
		235	4.38%, 8/21/2019	270	267
			Praxair Inc
Gold Mining (0.11%)			4.50%, 8/15/2019	260	261
Barrick Australian Finance Pty Ltd					528
4.95%, 1/15/2020	270	267
5.95%, 10/15/2039	115	112	Investment Management & Advisory Services (0.67%)
		379	BlackRock Inc
			3.50%, 12/10/2014	1,040	1,027
Home Equity - Other (1.51%)			5.00%, 12/10/2019	1,100	1,081
American Home Mortgage Investment Trust			Janus Capital Group Inc
0.42%, 11/25/2030 (d)(e)	544	174	6.95%, 6/15/2017 (d)	150	141
Bear Stearns Asset Backed Securities Trust					2,249
0.83%, 3/25/2034 (d)	460	311
0.39%, 8/25/2036 (d)	1,530	711	Life & Health Insurance (0.66%)
Countrywide Asset-Backed Certificates			Genworth Life Institutional Funding Trust
6.09%, 6/25/2021 (d)	538	241	5.88%, 5/ 3/2013 (b)	720	713
First NLC Trust			Lincoln National Corp
0.53%, 9/25/2035 (d)	324	317	5.65%, 8/27/2012	200	207
GMAC Mortgage Corp Loan Trust			7.00%, 5/17/2066 (d)	610	506
5.75%, 10/25/2036	598	446	Teachers Insurance & Annuity Association of
5.81%, 10/25/2036	318	152	America
			6.85%, 12/16/2039 (b)	750	776
GSAA Trust
0.37%, 4/25/2047 (d)(e)	1,497	125			2,202
New Century Home Equity Loan Trust			Marine Services (0.03%)
0.52%, 3/25/2035 (d)(e)	25	22	Trico Shipping AS
Option One Mortgage Loan Trust			11.88%, 11/ 1/2014 (b)	110	114
1.28%, 5/25/2034 (d)	344	265
0.68%, 3/25/2037 (d)(e)	825	12	Medical - Biomedical/Gene (0.09%)
Residential Asset Securities Corp			Bio-Rad Laboratories Inc
0.38%, 9/25/2036 (d)	750	481	8.00%, 9/15/2016 (b)	55	58
Saxon Asset Securities Trust			Talecris Biotherapeutics Holdings Corp
1.93%, 3/25/2035 (d)	186	40	7.75%, 11/15/2016 (b)	255	259
Specialty Underwriting & Residential Finance					317
1.00%, 2/25/2035 (d)	214	176
			Medical - Drugs (0.50%)
WAMU Asset-Backed Certificates
			Axcan Intermediate Holdings Inc
0.40%, 5/25/2037 (d)	795	348
			12.75%, 3/ 1/2016	385	430
0.40%, 7/25/2047 (d)	2,000	663
			Schering-Plough Corp
Wells Fargo Home Equity Trust			5.30%, 12/ 1/2013 (d)	775	852
0.52%, 10/25/2035 (d)	662	569
			Wyeth
		5,053	5.50%, 3/15/2013 (d)	350	381
					1,663

See accompanying notes

163

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Medical - Generic Drugs (0.25%)			Metal - Copper (continued)
Watson Pharmaceuticals Inc			Freeport-McMoRan Copper & Gold Inc
5.00%, 8/15/2014	$ 315 $	321	(continued)
6.13%, 8/15/2019	500	516	8.25%, 4/ 1/2015	$ 115 $	125
		837			225

Medical - Hospitals (0.63%)			Miscellaneous Manufacturers (0.02%)
Community Health Systems Inc			Trimas Corp
8.88%, 7/15/2015	280	290	9.75%, 12/15/2017 (b)	60	59
HCA Inc
9.63%, 11/15/2016	35	38	Mortgage Backed Securities (14.10%)
9.88%, 2/15/2017 (b)	200	221	Banc of America Commercial Mortgage Inc
			4.97%, 7/10/2043	250	69
HCA Inc/DE
9.25%, 11/15/2016	835	896	5.74%, 5/10/2045 (d)	1,150	1,130
8.50%, 4/15/2019 (b)	115	124	5.45%, 1/15/2049	381	336
IASIS Healthcare LLC / IASIS Capital Corp			5.67%, 1/15/2049 (b)(d)	185	18
8.75%, 6/15/2014	350	354	5.63%, 4/10/2049	1,000	998
Tenet Healthcare Corp			5.69%, 4/10/2049 (d)	1,020	879
9.25%, 2/ 1/2015 (d)	165	176	5.66%, 6/10/2049 (d)	1,225	1,024
		2,099	5.49%, 2/10/2051	765	645
			5.74%, 2/10/2051 (d)	500	441
Medical - Outpatient & Home Medical Care (0.11%)
Select Medical Corp			6.17%, 2/10/2051 (d)	1,340	1,204
7.63%, 2/ 1/2015	375	364	Banc of America Funding Corp
			0.31%, 7/20/2036 (d)	607	539
Medical - Wholesale Drug Distribution (0.16%)			Banc of America Large Loan Inc
AmerisourceBergen Corp			5.20%, 1/25/2017 (b)	940	918
5.63%, 9/15/2012	320	341	BCRR Trust
4.88%, 11/15/2019	210	207	6.50%, 7/17/2017 (b)	50	46
		548	5.86%, 12/15/2043 (b)	335	207
			Bear Stearns Commercial Mortgage Securities
Medical Instruments (0.73%)			7.00%, 5/20/2030	266	278
Boston Scientific Corp			Bear Stearns Mortgage Funding Trust
4.50%, 1/15/2015	1,170	1,173	0.44%, 7/25/2036 (d)	1,617	797
6.00%, 1/15/2020	1,105	1,129	Bella Vista Mortgage Trust
7.00%, 11/15/2035	145	142	0.48%, 5/20/2045 (d)(e)	199	107
		2,444	Chase Commercial Mortgage Securities Corp
			7.63%, 7/15/2032	766	780
Medical Laboratory & Testing Service (0.33%)
			Chase Mortgage Finance Corp
Quest Diagnostics Inc
			5.43%, 3/25/2037 (d)	1,020	807
5.45%, 11/ 1/2015	175	189
			Citigroup Commercial Mortgage Trust
4.75%, 1/30/2020	140	137
			0.52%, 10/15/2049 (d)	12,206	200
Roche Holdings Inc
			6.09%, 12/10/2049 (d)	185	166
6.00%, 3/ 1/2019 (b)	695	764
			Citigroup/Deutsche Bank Commercial
		1,090
			Mortgage Trust
Medical Products (0.16%)			0.42%, 10/15/2048 (d)	20,274	288
Angiotech Pharmaceuticals Inc			0.33%, 12/11/2049 (d)	17,241	191
4.01%, 12/ 1/2013 (d)	450	382	Commercial Mortgage Loan Trust
Zimmer Holdings Inc			6.02%, 9/10/2017 (d)	470	411
5.75%, 11/30/2039	165	162	Commercial Mortgage Pass Through Certificates
		544	5.82%, 12/10/2049 (d)	1,525	1,383
			5.82%, 12/10/2049 (d)	1,000	279
Metal - Copper (0.07%)
			Countrywide Alternative Loan Trust
Freeport-McMoRan Copper & Gold Inc
			1.85%, 7/20/2035 (d)	244	107
3.88%, 4/ 1/2015 (d)	100	100
			0.50%, 7/25/2046 (d)	245	77

See accompanying notes

164

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)
Countrywide Home Loan Mortgage Pass			Harborview Mortgage Loan Trust
Through Trust			0.47%, 3/19/2037 (d)	$ 650 $	352
0.43%, 4/25/2046 (d)	$ 996 $	483	Homebanc Mortgage Trust
Credit Suisse First Boston Mortgage Securities			0.57%, 1/25/2036 (d)(e)	1,244	507
Corp			Impac CMB Trust
0.26%, 5/15/2036 (b)(d)	3,564	15	1.23%, 10/25/2033 (d)	73	43
0.31%, 11/15/2037 (b)(d)	6,818	122	1.21%, 10/25/2034 (d)(e)	263	139
Credit Suisse Mortgage Capital Certificates			0.66%, 4/25/2035 (d)	123	19
5.38%, 12/15/2016 (b)	50	33
			Impac Secured Assets CMN Owner Trust
5.83%, 6/15/2038 (d)	615	528	0.39%, 3/25/2037 (d)	1,660	718
5.72%, 6/15/2039 (d)	665	532	Indymac Index Mortgage Loan Trust
0.57%, 9/15/2039 (b)	13,266	239	0.46%, 4/25/2035 (d)	157	81
0.12%, 12/15/2039	4,057	60	0.41%, 2/25/2037 (d)	1,620	851
5.69%, 9/15/2040 (d)	600	479	0.47%, 6/25/2037 (d)(e)	1,176	588
6.22%, 2/15/2041 (b)(d)	525	302	JP Morgan Chase Commercial Mortgage
Developers Diversified Realty Corp			Securities Corp
3.81%, 10/14/2014 (b)	100	98	5.63%, 12/ 1/2019 (b)	405	401
Downey Savings & Loan Association Mortgage			5.45%, 6/12/2041 (d)	500	328
Loan Trust			5.87%, 4/15/2045 (d)	500	482
0.49%, 4/19/2047 (d)	889	161	5.44%, 5/15/2045 (d)	525	402
Fannie Mae			5.30%, 5/15/2047 (d)(e)	500	490
0.53%, 2/25/2018 (d)	187	188
			5.82%, 6/15/2049 (d)	500	435
0.48%, 11/25/2022 (d)	203	202
			6.10%, 2/12/2051 (d)	400	191
0.43%, 1/25/2023 (d)	294	292
			6.20%, 2/12/2051 (b)(d)	400	97
0.53%, 2/25/2032 (d)	282	281
			JP Morgan Mortgage Trust
0.48%, 3/25/2035 (d)	279	277	5.80%, 6/25/2036 (d)	340	246
6.43%, 3/25/2039 (d)	479	490	5.96%, 6/25/2036 (d)	128	111
6.37%, 4/25/2039 (d)	308	314	5.91%, 8/25/2036 (d)	725	514
6.50%, 2/25/2047	313	337	5.63%, 4/25/2037 (d)	550	402
Fannie Mae Whole Loan			LB-UBS Commercial Mortgage Trust
0.43%, 5/25/2035 (d)(e)	423	419	5.37%, 9/15/2039	835	796
Freddie Mac			0.51%, 2/15/2040 (d)	23,294	452
0.68%, 6/15/2023 (d)	315	311
			5.56%, 2/15/2040 (d)	440	183
5.50%, 9/15/2031 (d)	950	1,003
			5.86%, 7/15/2040 (d)	600	507
GE Capital Commercial Mortgage Corp
0.21%, 5/10/2014	28,094	196	6.24%, 7/17/2040 (d)	350	87
5.61%, 4/10/2017 (d)	1,100	651	6.15%, 4/15/2041 (d)	375	219
			6.15%, 4/15/2041 (d)	300	278
0.60%, 3/10/2040 (b)(d)	5,685	41
GMAC Commercial Mortgage Securities Inc			5.87%, 9/15/2045 (d)	1,450	1,273
0.84%, 3/10/2038 (b)(d)	2,901	29	Merrill Lynch Mortgage Trust
Greenpoint Mortgage Funding Trust			5.78%, 8/12/2016	750	563
0.50%, 6/25/2045 (d)	188	55	Merrill Lynch/Countrywide Commercial
			Mortgage Trust
0.53%, 6/25/2045 (d)	179	32
			0.54%, 8/12/2048 (d)	8,048	197
Greenwich Capital Commercial Funding Corp
			5.70%, 9/12/2049	650	552
5.74%, 12/10/2049	265	235
			5.11%, 12/12/2049 (d)	795	799
GS Mortgage Securities Corp II
0.66%, 11/10/2039 (b)	7,410	193	5.39%, 12/12/2049 (b)(d)	250	54
5.81%, 8/10/2045 (d)	310	266	5.75%, 6/12/2050 (d)	1,120	188
GSR Mortgage Loan Trust			Morgan Stanley Capital I
0.59%, 12/25/2035 (d)	89	40	0.48%, 6/12/2012 (d)	690	574
0.49%, 8/25/2046 (d)	1,595	427	5.36%, 3/15/2044 (d)	1,390	1,197
			5.63%, 4/12/2049 (d)	150	121

See accompanying notes

165

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Mortgage Backed Securities (continued)			MRI - Medical Diagnostic Imaging (0.04%)
Morgan Stanley Reremic Trust			Alliance HealthCare Services Inc
3.00%, 1/17/2013 (b)(c)	$ 680 $	671	8.00%, 12/ 1/2016 (b)	$ 135 $	132
Nomura Asset Acceptance Corp
0.58%, 2/25/2035 (d)	47	35	Multi-Line Insurance (0.67%)
RBSCF Trust			CNA Financial Corp
5.81%, 5/17/2014 (b)	485	462	6.00%, 8/15/2011	375	381
5.81%, 7/17/2014 (b)(d)	150	112	Genworth Financial Inc
Residential Accredit Loans Inc			8.63%, 12/15/2016	65	67
0.42%, 7/25/2037 (d)(e)	652	304	6.15%, 11/15/2066 (d)	470	333
0.38%, 2/25/2047 (d)	1,567	676	ING Groep NV
Structured Adjustable Rate Mortgage Loan Trust			5.78%, 12/29/2049	460	340
0.93%, 8/25/2034 (d)(e)	569	52	Metropolitan Life Global Funding I
0.42%, 7/25/2037 (d)	1,052	619	0.31%, 5/17/2010 (b)(d)	1,125	1,124
Structured Asset Mortgage Investments Inc					2,245
0.46%, 5/25/2045 (d)	1,264	679	Music (0.15%)
Structured Asset Securities Corp			WMG Acquisition Corp
5.50%, 6/25/2036 (d)	989	273	7.38%, 4/15/2014	290	280
Wachovia Bank Commercial Mortgage Trust			WMG Holdings Corp
0.37%, 10/15/2041 (b)(d)	9,691	100	9.50%, 12/15/2014	204	207
5.25%, 12/15/2043	695	671			487
5.60%, 12/15/2043	250	7
			Mutual Insurance (0.15%)
6.01%, 6/15/2045	705	669
			Liberty Mutual Group Inc
5.82%, 5/15/2046 (d)	340	243
			10.75%, 6/15/2058 (b)(d)	470	498
5.90%, 2/15/2051 (d)	500	411
WAMU Commercial Mortgage Securities Trust			Networking Products (0.10%)
3.83%, 1/25/2035 (b)	134	134	Cisco Systems Inc
WaMu Mortgage Pass Through Certificates			5.50%, 1/15/2040	365	349
0.87%, 12/25/2027 (d)	418	315
4.67%, 5/25/2035 (d)	260	242	Non-Hazardous Waste Disposal (0.49%)
0.54%, 1/25/2045 (d)	164	125	Allied Waste North America Inc
0.76%, 1/25/2045 (d)	483	52	6.13%, 2/15/2014	950	967
0.46%, 4/25/2045 (d)	91	67	Republic Services Inc
0.50%, 4/25/2045 (d)	91	48	5.50%, 9/15/2019 (b)	315	320
0.52%, 7/25/2045 (d)	226	165	Waste Management Inc
			6.13%, 11/30/2039	155	154
0.48%, 11/25/2045 (d)	76	67
			WCA Waste Corp
0.61%, 11/25/2045 (d)(e)	487	428
			9.25%, 6/15/2014 (e)	200	199
Washington Mutual Alternative Mortgage
					1,640
Pass-Through Certificates
0.48%, 2/25/2036 (d)	225	110	Office Automation & Equipment (0.60%)
0.51%, 6/25/2046 (d)	1,293	118	Xerox Corp
0.41%, 1/25/2047 (d)	933	127	5.50%, 5/15/2012	635	671
		47,075	4.25%, 2/15/2015	930	924
			5.63%, 12/15/2019	400	399
Mortgage Banks (0.45%)
					1,994
Abbey National Treasury Services PLC/London
3.88%, 11/10/2014 (b)	1,500	1,505	Oil Company - Exploration & Production (1.21%)
			Canadian Natural Resources Ltd
Motion Pictures & Services (0.03%)			5.70%, 5/15/2017	350	374
Lions Gate Entertainment Inc			Chesapeake Energy Corp
10.25%, 11/ 1/2016 (b)	105	104	7.63%, 7/15/2013	195	204
			9.50%, 2/15/2015	35	39
			7.25%, 12/15/2018	215	217

See accompanying notes

166

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Oil Company - Exploration & Production			Oil Refining & Marketing (0.04%)
(continued)			Tesoro Corp/Texas
Denbury Resources Inc			6.63%, 11/ 1/2015	$ 155 $	147
9.75%, 3/ 1/2016	$ 280 $	299
Gaz Capital SA for Gazprom			Paper & Related Products (0.12%)
7.29%, 8/16/2037 (b)	400	369	Cascades Inc
Linn Energy LLC			7.75%, 12/15/2017 (b)	65	65
11.75%, 5/15/2017 (b)	60	67	7.88%, 1/15/2020 (b)	75	76
9.88%, 7/ 1/2018	245	260	Domtar Corp
Nexen Inc			10.75%, 6/ 1/2017	130	153
6.40%, 5/15/2037	300	302	International Paper Co
OPTI Canada Inc			7.30%, 11/15/2039	115	122
9.00%, 12/15/2012 (b)	30	31			416
7.88%, 12/15/2014	240	197
Petrohawk Energy Corp			Pharmacy Services (0.03%)
9.13%, 7/15/2013	275	287	Omnicare Inc
			6.88%, 12/15/2015	100	97
10.50%, 8/ 1/2014	95	104
Petroleum Development Corp
			Physical Therapy & Rehabilitation Centers (0.03%)
12.00%, 2/15/2018	270	279
			Healthsouth Corp
Quicksilver Resources Inc			10.75%, 6/15/2016	95	103
11.75%, 1/ 1/2016	217	246

Swift Energy Co			Physician Practice Management (0.11%)
7.13%, 6/ 1/2017	475	449
			US Oncology Inc
8.88%, 1/15/2020	50	51	10.75%, 8/15/2014	160	168
Venoco Inc			9.13%, 8/15/2017	190	199
11.50%, 10/ 1/2017 (b)	105	110
					367
XTO Energy Inc
6.10%, 4/ 1/2036	130	140	Pipelines (0.71%)
		4,025	Copano Energy LLC / Copano Energy Finance
			Corp
Oil Company - Integrated (0.40%)			8.13%, 3/ 1/2016	325	328
Cenovus Energy Inc			7.75%, 6/ 1/2018	65	65
4.50%, 9/15/2014 (b)	280	289	Dynegy Holdings Inc
5.70%, 10/15/2019 (b)	195	204	7.50%, 6/ 1/2015	270	252
ConocoPhillips			Enterprise Products Operating LLC
4.60%, 1/15/2015	5	5	6.13%, 10/15/2039	540	522
5.75%, 2/ 1/2019	310	339	Kinder Morgan Energy Partners LP
Ecopetrol SA			5.63%, 2/15/2015	460	495
7.63%, 7/23/2019	20	22	5.95%, 2/15/2018	230	243
Petrobras International Finance Co			MarkWest Energy Partners LP / MarkWest
6.13%, 10/ 6/2016	11	12	Energy Finance Corp
7.88%, 3/15/2019	54	62	6.88%, 11/ 1/2014	25	24
Petro-Canada			8.75%, 4/15/2018	200	206
6.80%, 5/15/2038	140	154	Regency Energy Partners LP/Regency Energy
Petroleos de Venezuela SA			Finance Corp
5.00%, 10/28/2015	80	41	8.38%, 12/15/2013	180	186
5.38%, 4/12/2027	58	26	Transportadora de Gas del Sur SA
5.50%, 4/12/2037	47	21	7.88%, 5/14/2017 (b)	63	56
Suncor Energy Inc			7.88%, 5/14/2017	10	9
6.85%, 6/ 1/2039	135	149			2,386
		1,324	Property & Casualty Insurance (0.65%)
			Crum & Forster Holdings Corp
			7.75%, 5/ 1/2017	200	190

See accompanying notes

167

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Property & Casualty Insurance (continued)			REITS - Diversified (0.03%)
HCC Insurance Holdings Inc			DuPont Fabros Technology LP
6.30%, 11/15/2019	$ 745 $	757	8.50%, 12/15/2017 (b)	$ 85 $	86
Travelers Cos Inc/The
6.25%, 3/15/2067 (d)	1,050	956	REITS - Mortgage (0.28%)
WR Berkley Corp			iStar Financial Inc
6.25%, 2/15/2037	310	264	8.00%, 3/15/2011 (b)	807	718
		2,167	5.85%, 3/15/2017	410	230
					948
Publishing - Periodicals (0.10%)
Nielsen Finance LLC / Nielsen Finance Co			REITS - Office Property (0.15%)
10.00%, 8/ 1/2014	215	224	Brandywine Operating Partnership LP
11.50%, 5/ 1/2016	85	95	5.63%, 12/15/2010	225	229
		319	HRPT Properties Trust
			0.85%, 3/16/2011 (d)	288	267
Quarrying (0.23%)
					496
Vulcan Materials Co
1.50%, 12/15/2010 (d)	775	774	REITS - Warehouse & Industrial (0.17%)
			ProLogis
Real Estate Operator & Developer (0.09%)			7.63%, 8/15/2014	535	559
Country Garden Holdings Co
11.75%, 9/10/2014 (b)	100	100	Rental - Auto & Equipment (0.07%)
Regency Centers LP			Hertz Corp/The
8.45%, 9/ 1/2010	180	185	8.88%, 1/ 1/2014	150	154
		285	RSC Equipment Rental Inc/RSC Holdings III
			LLC
Regional Banks (1.89%)			10.25%, 11/15/2019 (b)	85	85
BAC Capital Trust XIII					239
0.65%, 3/15/2043 (d)	700	432
BAC Capital Trust XIV			Retail - Automobile (0.03%)
5.63%, 3/15/2043 (d)	194	134	Sonic Automotive Inc
Capital One Financial Corp			8.63%, 8/15/2013	90	90
5.70%, 9/15/2011	310	326
			Retail - Building Products (0.10%)
JP Morgan Chase Bank NA
6.00%, 10/ 1/2017	400	428	Home Depot Inc
			5.88%, 12/16/2036	345	333
NB Capital Trust II
7.83%, 12/15/2026	700	651
			Retail - Discount (0.06%)
PNC Funding Corp
			Dollar General Corp
0.42%, 1/31/2012 (d)	1,000	977
			10.63%, 7/15/2015	103	114
PNC Preferred Funding Trust III
			11.88%, 7/15/2017	66	76
8.70%, 2/28/2049 (b)(d)	200	205
SunTrust Preferred Capital I					190
5.85%, 12/31/2049 (d)	47	32	Retail - Drug Store (0.67%)
Wells Fargo & Co			CVS Caremark Corp
0.49%, 8/20/2010 (d)	120	120	0.56%, 6/ 1/2010 (d)	935	935
3.75%, 10/ 1/2014	2,115	2,109	6.13%, 9/15/2039	1,165	1,155
7.98%, 3/29/2049 (d)	350	351	CVS Pass-Through Trust
Wells Fargo Bank NA			7.51%, 1/10/2032 (b)	60	63
0.65%, 5/16/2016	625	553	Rite Aid Corp
		6,318	10.38%, 7/15/2016	65	69
					2,222
Reinsurance (0.22%)
Swiss Re Solutions Holding Corp			Retail - Propane Distribution (0.06%)
6.45%, 3/ 1/2019	730	729	Ferrellgas Partners LP
			9.13%, 10/ 1/2017 (b)	195	206

See accompanying notes

168

Schedule of Investments

Bond & Mortgage Securities Account

December 31, 2009

	Principal			Principal

	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)

Retail - Regional Department Store (0.04%)			Sovereign (continued)

Neiman Marcus Group Inc/The			Venezuela Government International Bond

9.00%, 10/15/2015	$ 127 $	124	8.50%, 10/ 8/2014	$ 189 $	149

			5.75%, 2/26/2016	52	34

Retail - Restaurants (0.33%)			6.00%, 12/ 9/2020	138	76

Arcos Dorados BV			9.38%, 1/13/2034	22	15
7.50%, 10/ 1/2019 (b)	200	198
			7.00%, 3/31/2038	42	23
Landry's Restaurants Inc
					1,335
11.63%, 12/ 1/2015 (b)	95	101

Yum! Brands Inc			Special Purpose Entity (0.80%)

6.25%, 3/15/2018	735	802	AES Red Oak LLC

		1,101	8.54%, 11/30/2019	161	160

			Capital One Capital VI
Retail - Toy Store (0.05%)
			8.88%, 5/15/2040	825	879
Toys R Us Property Co LLC
			CCM Merger Inc
8.50%, 12/ 1/2017 (b)	155	158
			8.00%, 8/ 1/2013 (b)	170	138

			Goldman Sachs Capital I
Rubber - Tires (0.09%)
			6.35%, 2/15/2034	125	117
Goodyear Tire & Rubber Co/The

8.63%, 12/ 1/2011	300	311	Goldman Sachs Capital II
			5.79%, 12/29/2049 (d)	200	155

Satellite Telecommunications (0.30%)			OMX Timber Finance Investments I LLC
			5.42%, 1/29/2020 (b)(c)(d)	935	875
Intelsat Bermuda Ltd

11.25%, 2/ 4/2017 (b)(d)	285	286	Piper Jaffray Equipment Trust Securities
			6.00%, 9/10/2011 (b)(c)	259	259
11.50%, 2/ 4/2017 (b)	96	94
			Wind Acquisition Holdings Finance SpA
Intelsat Subsidiary Holding Co Ltd
			12.25%, 7/15/2017 (b)	100	99
8.88%, 1/15/2015 (b)	195	201
					2,682
8.88%, 1/15/2015	420	434

		1,015	Specified Purpose Acquisition (0.07%)

			ESI Tractebel Acquisition Corp
Schools (0.12%)
			7.99%, 12/30/2011	252	251
Yale University

2.90%, 10/15/2014	390	389
			Steel - Producers (0.35%)

			ArcelorMittal
Seismic Data Collection (0.09%)
			6.13%, 6/ 1/2018	60	62
Cie Generale de Geophysique-Veritas
			Evraz Group SA
7.50%, 5/15/2015	200	198
			9.50%, 4/24/2018 (b)	400	398
9.50%, 5/15/2016 (b)	95	102
			Ispat Inland ULC

		300	9.75%, 4/ 1/2014	660	693

Sovereign (0.40%)					1,153

Argentina Bonos			Telecommunication Services (0.48%)
7.00%, 10/ 3/2015	565	484
			Global Crossing Ltd

Argentina Government International Bond			12.00%, 9/15/2015 (b)	100	110
8.28%, 12/31/2033	60	45
			MasTec Inc

Colombia Government International Bond			7.63%, 2/ 1/2017	175	168
7.38%, 3/18/2019	100	113
			Qwest Corp

El Salvador Government International Bond			7.88%, 9/ 1/2011	200	209
7.65%, 6/15/2035 (b)	48	47
			Telcordia Technologies Inc

Qatar Govt International Bond			4.03%, 7/15/2012 (b)(d)	400	366
6.40%, 1/20/2040 (b)	220	221
			West Corp

Turkey Government International Bond			9.50%, 10/15/2014	250	254
7.25%, 3/15/2015	39	44
			Wind Acquisition Finance SA

Uruguay Government International Bond			11.75%, 7/15/2017 (b)	440	481
6.88%, 9/28/2025	80	84
					1,588

See accompanying notes

169

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Telephone - Integrated (1.69%)			Wireless Equipment (continued)
AT&T Inc			American Tower Corp (continued)
5.60%, 5/15/2018	$ 515 $	540	7.00%, 10/15/2017	$ 650 $	720
6.15%, 9/15/2034	540	534			1,008
Axtel SAB de CV
			TOTAL BONDS	$ 209,244
9.00%, 9/22/2019 (b)	160	164
British Telecommunications PLC			SENIOR FLOATING RATE INTERESTS (0.94%)
9.62%, 12/15/2030 (d)	50	64	Auto - Car & Light Trucks (0.28%)
CenturyTel Inc			Ford, Term Loan B
7.60%, 9/15/2039	80	82	3.29%, 12/16/2013 (d)	1,010	931
Level 3 Financing Inc
9.25%, 11/ 1/2014	355	335	Auto - Medium & Heavy Duty Trucks (0.04%)
Sprint Nextel Corp			Oshkosh Truck Corp, Term Loan B
6.00%, 12/ 1/2016	470	429	6.27%, 12/ 6/2013 (d)	143	143
Telecom Italia Capital SA
0.76%, 2/ 1/2011 (d)	200	199	Chemicals-Specialty (0.03%)
0.89%, 7/18/2011 (d)	450	448	Huntsman International LLC, Term Loan C
5.25%, 11/15/2013	165	174	2.48%, 6/23/2016 (d)	100	95
7.00%, 6/ 4/2018	770	847
			Data Processing & Management (0.10%)
Telefonica Emisiones SAU
			First Data Corp, Term Loan B1
0.61%, 2/ 4/2013 (d)	375	369
			2.98%, 12/24/2014 (d)	391	347
4.95%, 1/15/2015	605	647

Telemar Norte Leste SA			Diversified Manufacturing Operations (0.01%)
9.50%, 4/23/2019 (b)	100	119
			GenTek Holding LLC, Term Loan
Verizon Communications Inc			7.00%, 9/30/2014 (d)	30	30
6.35%, 4/ 1/2019	410	452
6.25%, 4/ 1/2037	225	228	Internet Telephony (0.03%)
		5,631	Skype Technologies SA, Term Loan
			9.00%, 9/ 3/2014 (d)	105	107
Tobacco (0.46%)
Altria Group Inc
			Machinery - General Industry (0.07%)
9.70%, 11/10/2018	1,240	1,533
			Manitowoc Company Inc, Term Loan B
			7.50%, 4/14/2014 (d)	223	217
Tools - Hand Held (0.19%)
Snap-On Inc
			Medical Products (0.03%)
0.41%, 1/12/2010 (d)	625	625
			Biomet Inc, Term Loan B
			3.25%, 3/25/2015 (d)	99	95
Transport - Marine (0.03%)
Navios Maritime Holdings Inc / Navios
			Oil Company - Exploration & Production (0.03%)
Maritime Finance US Inc
8.88%, 11/ 1/2017 (b)	110	114	Venoco Inc, Term Loan C
			4.25%, 5/ 7/2014 (d)	105	94
Transport - Rail (0.18%)
CSX Corp			Property & Casualty Insurance (0.14%)
6.25%, 3/15/2018	555	598	Asurion Corp, PIK Term Loan
			6.73%, 7/ 7/2015 (d)	500	481
Vitamins & Nutrition Products (0.21%)
Mead Johnson Nutrition Co			Publishing-Periodicals (0.06%)
3.50%, 11/ 1/2014 (b)	350	346	Nielsen Finance LLC / Nielsen Finance Co,
			Term Loan
4.90%, 11/ 1/2019 (b)	345	342
			2.23%, 8/ 9/2013 (d)	218	203
		688

Wireless Equipment (0.30%)			Rental - Auto & Equipment (0.04%)
American Tower Corp			Rental Services Corp, Term Loan
4.63%, 4/ 1/2015 (b)	285	288	3.79%, 11/30/2013 (d)	143	133

See accompanying notes

170

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
SENIOR FLOATING RATE INTERESTS (continued)			U.S. GOVERNMENT & GOVERNMENT AGENCY
Special Purpose Entity (0.03%)			OBLIGATIONS (continued)
CCM Merger Inc, Term Loan B			Federal Home Loan Mortgage Corporation
			(FHLMC) (continued)
8.50%, 7/21/2012 (d)	$ 99 $	96
			4.50%, 9/ 1/2024 (g)	$ 257 $	264
			4.50%, 9/ 1/2024 (g)	463	477
Television (0.05%)
Univision, 1st Lien Term Loan			5.00%, 10/ 1/2024 (g)	1,089	1,139
0.00%, 9/29/2014 (d)(f)	210	181	5.00%, 1/ 1/2025 (g)(h)	1,960	2,049
TOTAL SENIOR FLOATING RATE INTERESTS	$ 3,153		6.50%, 3/ 1/2029 (g)	28	30
			6.50%, 5/ 1/2029 (g)	40	44
CONVERTIBLE BONDS (0.23%)
			7.00%, 12/ 1/2029 (g)	57	63
Aerospace & Defense Equipment (0.02%)
			7.50%, 4/ 1/2030 (g)	27	30
GenCorp Inc
			7.00%, 6/ 1/2030 (g)	9	10
4.06%, 12/31/2039 (b)	60	61
			7.50%, 9/ 1/2030 (g)	20	22
Identification Systems - Development (0.06%)			8.00%, 9/ 1/2030 (g)	90	103
L-1 Identity Solutions Inc			7.00%, 12/ 1/2030 (g)	9	10
3.75%, 5/15/2027	230	207	7.00%, 1/ 1/2031 (g)	17	18
			7.00%, 1/ 1/2031 (g)	5	5
Medical - Biomedical/Gene (0.12%)			7.00%, 2/ 1/2031 (g)	11	12
Amylin Pharmaceuticals Inc			6.00%, 3/ 1/2031 (g)	52	56
2.50%, 4/15/2011	185	177
			7.50%, 3/ 1/2031 (g)	78	87
3.00%, 6/15/2014	270	211
			6.00%, 4/ 1/2031 (g)	5	5
		388
			6.50%, 4/ 1/2031 (g)	21	23
Retail - Automobile (0.00%)			7.00%, 6/ 1/2031 (g)	9	10
Sonic Automotive Inc			7.00%, 12/ 1/2031 (g)	152	167
5.00%, 10/ 1/2029	10	11	6.50%, 2/ 1/2032 (g)	45	49
			6.50%, 5/ 1/2032 (g)	129	140
Semiconductor Component - Integrated Circuits (0.03%)
			6.50%, 5/ 1/2032 (g)	37	40
Jazz Technologies Inc
8.00%, 12/31/2011	130	111	6.00%, 6/ 1/2032 (g)	221	236
			6.00%, 10/ 1/2032 (g)	161	173
TOTAL CONVERTIBLE BONDS	$ 778
			5.50%, 3/ 1/2033 (g)	1,084	1,141
MUNICIPAL BONDS (0.28%)			6.50%, 4/ 1/2035 (g)	85	91
California (0.11%)			5.00%, 7/ 1/2035 (g)	240	246
Los Angeles Unified School District/CA			5.00%, 10/ 1/2035 (g)	507	520
5.75%, 7/ 1/2034	395	364
			5.50%, 5/ 1/2036 (g)	2,085	2,193
Nevada (0.09%)			5.00%, 6/ 1/2037 (g)	516	530
County of Clark NV			6.00%, 1/ 1/2038 (g)	710	754
6.88%, 7/ 1/2042	305	300	5.50%, 4/ 1/2038 (g)	450	472
			5.50%, 5/ 1/2038 (g)	1,033	1,083
Texas (0.08%)			5.50%, 7/ 1/2038 (g)	1,428	1,497
Dallas County Hospital District			5.50%, 8/ 1/2038 (g)	795	834
5.62%, 8/15/2044	260	255	6.00%, 10/ 1/2038 (g)	427	453
TOTAL MUNICIPAL BONDS	$ 919		5.00%, 8/ 1/2039 (g)	189	194
U.S. GOVERNMENT & GOVERNMENT AGENCY			5.00%, 1/ 1/2040 (g)(h)	7,610	7,803
OBLIGATIONS (44.70%)			5.50%, 1/ 1/2040 (g)(h)	6,905	7,233
Federal Home Loan Mortgage Corporation			6.00%, 1/ 1/2040 (g)(h)	2,705	2,868
(FHLMC) (12.08%)
6.50%, 4/ 1/2016 (g)	26	28	6.50%, 1/ 1/2040 (g)(h)	1,205	1,290
5.00%, 5/ 1/2018 (g)	1,428	1,505	5.53%, 2/ 1/2034 (d)(g)	9	10
5.50%, 6/ 1/2024 (g)	1,645	1,740	5.62%, 2/ 1/2037 (d)(g)	758	805
4.50%, 7/ 1/2024 (g)	268	276	5.98%, 2/ 1/2037 (d)(g)	888	939
4.50%, 7/ 1/2024 (g)	185	190			40,340
4.50%, 9/ 1/2024 (g)	373	383

See accompanying notes

171

Schedule of Investments

Bond & Mortgage Securities Account

December 31, 2009

	Principal			Principal

	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

U.S. GOVERNMENT & GOVERNMENT AGENCY			U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (continued)			OBLIGATIONS (continued)
Federal National Mortgage Association (FNMA) (18.88%)			Federal National Mortgage Association (FNMA)

6.50%, 12/ 1/2010 (g)	$ 7 $	7	(continued)
			4.00%, 1/ 1/2040 (g)(h)	$ 740 $	714
5.50%, 6/ 1/2019 (g)	151	161
			5.00%, 1/ 1/2040 (g)(h)	12,365	12,688
5.50%, 7/ 1/2019 (g)	142	152
			5.50%, 1/ 1/2040 (g)(h)	6,490	6,793
5.50%, 7/ 1/2019 (g)	61	65
					63,058
5.50%, 8/ 1/2019 (g)	34	36

5.50%, 8/ 1/2019 (g)	187	199	Government National Mortgage Association

4.00%, 10/ 1/2019 (g)	436	446	(GNMA) (3.40%)
			7.50%, 5/15/2029	24	27
5.50%, 10/ 1/2019 (g)	378	403
			8.00%, 12/15/2030	19	22
5.50%, 10/ 1/2019 (g)	238	254
			7.00%, 3/15/2031	41	45
4.50%, 1/ 1/2020 (g)	306	318
			6.50%, 12/15/2032	1,235	1,331
5.50%, 12/ 1/2022 (g)	295	313
			6.00%, 12/15/2033	125	133
4.50%, 5/ 1/2023 (g)	2,250	2,319
			5.00%, 2/15/2034	1,802	1,867
6.00%, 5/ 1/2031 (g)	28	30
			5.00%, 1/ 1/2040	675	694
6.50%, 8/ 1/2031 (g)	77	83
			5.50%, 1/ 1/2040 (h)	4,315	4,520
7.00%, 2/ 1/2032 (g)	65	72
			6.00%, 1/ 1/2040 (h)	485	512
6.50%, 3/ 1/2032 (g)	42	45
			6.50%, 3/20/2028	21	23
5.50%, 7/ 1/2033 (g)	2,654	2,790
			6.00%, 1/20/2029	137	146
2.81%, 7/ 1/2034 (d)(g)	8	8
			6.50%, 5/20/2029	17	19
3.37%, 7/ 1/2034 (d)(g)	71	73
			6.00%, 7/20/2029	24	26
4.56%, 3/ 1/2035 (d)(g)	222	229
			5.50%, 12/20/2033	891	941
5.50%, 4/ 1/2035 (g)	593	622
			5.50%, 5/20/2035	121	127
5.00%, 7/ 1/2035 (g)	238	245
			6.00%, 12/20/2036	870	924
5.00%, 7/ 1/2035 (g)	404	416
					11,357
6.00%, 7/ 1/2035 (g)	1,269	1,351

5.50%, 9/ 1/2035 (g)	1,274	1,339	U.S. Treasury (9.35%)

5.70%, 2/ 1/2036 (d)(g)	229	243	1.38%, 9/15/2012 (i)	3,500	3,484

6.00%, 5/ 1/2036 (g)	175	186	2.63%, 7/31/2014	5,000	5,025

5.50%, 8/ 1/2036 (g)	3,274	3,439	4.13%, 5/15/2015	35	37

5.43%, 1/ 1/2037 (d)(g)	1,851	1,928	4.25%, 8/15/2015	3,000	3,211

5.50%, 2/ 1/2037 (g)	102	106	3.00%, 8/31/2016 (j)	6,500	6,393

6.00%, 2/ 1/2037 (g)	5,520	5,864	2.75%, 11/30/2016	385	371

6.00%, 4/ 1/2037 (g)	2,498	2,650	3.13%, 5/15/2019	1,150	1,089

5.76%, 5/ 1/2037 (d)(g)	753	800	8.13%, 8/15/2019	1,600	2,153

5.50%, 7/ 1/2037 (g)	2,571	2,694	6.00%, 2/15/2026	5,925	6,931

6.50%, 7/ 1/2037 (g)	268	287	4.50%, 2/15/2036	2,000	1,970

6.50%, 7/ 1/2037 (g)	354	379	4.50%, 8/15/2039	565	552

6.50%, 10/ 1/2037 (g)	1,344	1,443			31,216

6.00%, 11/ 1/2037 (g)	1,435	1,522	U.S. Treasury Inflation-Indexed Obligations (0.99%)

6.00%, 12/ 1/2037 (g)	184	195	2.00%, 1/15/2014	3,130	3,309

6.00%, 12/ 1/2037 (g)	198	210	TOTAL U.S. GOVERNMENT & GOVERNMENT
6.00%, 2/ 1/2038 (g)	924	980	AGENCY OBLIGATIONS	$ 149,280

6.50%, 2/ 1/2038 (g)	251	269	REPURCHASE AGREEMENTS (2.65%)

6.50%, 3/ 1/2038 (g)	230	246	Diversified Banking Institutions (2.65%)

6.50%, 9/ 1/2038 (g)	1,242	1,331	Investment in Joint Trading Account; Bank
5.50%, 4/ 1/2039 (g)	2,767	2,899	of America Repurchase Agreement;

5.00%, 5/ 1/2039 (g)	942	968	0.005% dated 12/31/09 maturing 01/04/10
			(collateralized by Sovereign Agency
6.00%, 5/ 1/2039 (g)	1,259	1,335
			Issues; $3,959,000; 0.00% - 3.75%; dated
5.00%, 6/ 1/2039 (g)	888	913	01/26/10 - 04/15/26)	$ 3,882$	3,882

See accompanying notes

172

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2009

			Portfolio Summary (unaudited)
	Principal
			Sector	Percent
	Amount	Value
	(000's)	(000's)	Mortgage Securities	48.46%
			Financial	19.21%
REPURCHASE AGREEMENTS (continued)			Government	10.74%
Diversified Banking Institutions (continued)			Communications	6.50%
Investment in Joint Trading Account;			Consumer, Non-cyclical	5.97%
Deutsche Bank Repurchase Agreement;			Asset Backed Securities	5.91%
0.01% dated 12/31/09 maturing 01/04/10			Consumer, Cyclical	3.36%
(collateralized by Sovereign Agency			Industrial	2.73%
Issues; $1,218,000; 0.00% - 4.75%; dated			Energy	2.62%
02/22/10 - 11/19/12)	$ 1,194$	1,194	Basic Materials	2.25%
			Utilities	2.21%
Investment in Joint Trading Account;			Technology	0.98%
Morgan Stanley Repurchase Agreement;			Diversified	0.25%
0.01% dated 12/31/09 maturing 01/04/10			General Obligation	0.18%
(collateralized by Sovereign Agency			Revenue	0.09%
Issues; $3,837,000; 0.00% - 0.90%; dated			Liabilities in Excess of Other Assets, Net	(11.46%)
01/15/10 - 04/08/10)	3,762	3,762
			TOTAL NET ASSETS	100.00%
		8,838
			Other Assets Summary (unaudited)
TOTAL REPURCHASE AGREEMENTS	$ 8,838
			Asset Type	Percent
Total Investments	$ 372,226		Futures	2.70%
Liabilities in Excess of Other Assets, Net - (11.46)%		(38,262)	Credit Default Swaps	0.42%
TOTAL NET ASSETS - 100.00%	$ 333,964

(a) Non-Income Producing Security
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $36,865 or 11.04% of net assets.
(c)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $1,877 or 0.56% of net assets.
(d)	Variable Rate. Rate shown is in effect at December 31, 2009.
(e) Security is Illiquid
(f)	This Senior Floating Rate Note will settle after December 31, 2009, at which time the interest rate will be determined.
(g)	This entity was put into conservatorship by the U.S. Government in 2008.
See footnote 3 for additional information.
(h)	Security was purchased in a "to-be-announced" ("TBA") transaction.
See Notes to Financial Statements.
(i)	Security or a portion of the security was pledged to cover margin requirements for swap and/or swaption contracts. At the end of the period, the value of these securities totaled $707 or 0.21% of net assets.
(j)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $193 or 0.06% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 9,392
Unrealized Depreciation		(39,393)
Net Unrealized Appreciation (Depreciation)		(30,001)
Cost for federal income tax purposes		402,227
All dollar amounts are shown in thousands (000's)

See accompanying notes

173

Schedule of Investments
Bond & Mortgage Securities Account
December 31, 2009

Futures Contracts

					Current		Unrealized
				Original	Market		Appreciation/
Type		Buy/Sell	Contracts	Value	Value	(Depreciation)
US 10 Year Note; March 2010		Buy	78	$ 9,243	$ 9,005 $		(238)
All dollar amounts are shown in thousands (000's)

Credit Default Swaps

							Unrealized
			Buy/Sell	(Pay)/Receive Expiration		Notional	Appreciation/
Counterparty (Issuer)	Reference Entity		Protection	Fixed Rate	Date	Amount	(Depreciation)
Barclays Bank	CDX.NA.HY.11		Buy	(5.00)%	12/20/2013 $	696	$ (188)
Goldman Sachs	CDX.NA.HY.11		Buy	(5.00)%	12/20/2013	1,305	(355)
Goldman Sachs	CDX.NA.HY.11		Buy	(5.00)%	12/20/2013	1,914	(541)
Morgan Stanley	CDX.NA.HY.11		Buy	(5.00)%	12/20/2013	783	(219)
Morgan Stanley	CMBX.NA.AJ.4		Sell	0.96%	02/17/2051	500	(28)
Morgan Stanley	CMBX.NA.AAA.4		Sell	0.35%	02/17/2051	1,250	61

All dollar amounts are shown in thousands (000's)

See accompanying notes

174

Schedule of Investments
Diversified International Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (97.71%)			COMMON STOCKS (continued)
Advertising Services (0.33%)			Auto/Truck Parts & Equipment - Original (1.92%)
Aegis Group PLC	72,393 $	140	Aisin Seiki Co Ltd	58,000 $	1,676
Publicis Groupe SA	26,091	1,062	Denso Corp	43,200	1,306
		1,202	GKN PLC (a)	37,512	70
			Keihin Corp	7,800	117
Aerospace & Defense (0.08%)
Meggitt PLC	31,053	130	Koito Manufacturing Co Ltd	7,991	128
MTU Aero Engines Holding AG	2,989	163	Stanley Electric Co Ltd	53,700	1,090
		293	Sumitomo Electric Industries Ltd	107,500	1,340
			Valeo SA (a)	37,812	1,324
Agricultural Chemicals (0.50%)					7,051
Syngenta AG	6,482	1,832
			Batteries & Battery Systems (0.06%)
Agricultural Operations (0.21%)			Simplo Technology Co Ltd	38,500	228
Golden Agri-Resources Ltd - Warrants (a)	170,932	17
Golden Agri-Resources Ltd (a)	2,054,052	741	Beverages - Non-Alcoholic (0.09%)
		758	Britvic PLC	13,937	91
			Fomento Economico Mexicano SAB de CV
Airlines (0.08%)			ADR	5,297	254
Air China Ltd (a)	198,000	154			345
easyJet PLC (a)	12,747	72
			Beverages - Wine & Spirits (0.03%)
Norwegian Air Shuttle AS (a)	3,100	61
			Davide Campari-Milano SpA	10,653	111
		287
Apparel Manufacturers (0.19%)			Brewery (1.80%)
Gildan Activewear (a)	29,100	713	Anheuser-Busch InBev NV	30,896	1,601
			Carlsberg A/S	14,098	1,039
Appliances (0.53%)			Cia de Bebidas das Americas ADR	5,332	539
Arcelik AS (a)	49,005	193	Kirin Holdings Co Ltd	78,000	1,251
Electrolux AB	70,359	1,657	SABMiller PLC	74,138	2,179
Indesit Co SpA (a)	7,087	79			6,609
		1,929
			Broadcasting Services & Programming (0.03%)
Applications Software (0.35%)			Promotora de Informaciones SA (a)	20,199	100
Check Point Software Technologies Ltd (a)	6,254	212
Sage Group PLC	299,080	1,059	Building - Heavy Construction (0.78%)
		1,271	Daelim Industrial Co Ltd (a)	5,641	401
			NCC AB	9,079	149
Audio & Video Products (0.06%)
			Nippo Corp	8,996	64
Alpine Electronics Inc (a)	5,900	63
			Obrascon Huarte Lain SA	3,808	103
Skyworth Digital Holdings Ltd	152,000	156
			SHO-BOND Holdings Co Ltd	4,000	66
		219
			Tecnicas Reunidas SA	2,111	122
Auto - Car & Light Trucks (3.34%)			Trevi Finanziaria SpA	5,184	82
Bayerische Motoren Werke AG	31,333	1,439	Vinci SA	33,191	1,869
Dongfeng Motor Group Co Ltd	229,920	328			2,856
Honda Motor Co Ltd	92,700	3,147
			Building - Maintenance & Service (0.20%)
Hyundai Motor Co	4,077	422
			Babcock International Group	75,192	721
Kia Motors Corp (a)	13,180	226
Nissan Motor Co Ltd (a)	230,000	2,022	Building - Residential & Commercial (0.44%)
Renault SA (a)	29,773	1,529	Desarrolladora Homex SAB de CV ADR (a)	4,296	144
Suzuki Motor Corp	24,400	601	Persimmon PLC (a)	112,913	854
Tata Motors Ltd	17,895	302	Taylor Wimpey PLC (a)	1,005,428	630
Toyota Motor Corp	53,133	2,241			1,628
		12,257

See accompanying notes

175

Schedule of Investments
Diversified International Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Building & Construction - Miscellaneous (0.51%)			Chemicals - Specialty (continued)
Hochtief AG	17,472 $	1,332	Rhodia SA (a)	31,146 $	556
Leighton Holdings Ltd	12,530	425			1,362
YIT OYJ	5,649	117
			Circuit Boards (0.31%)
		1,874	Ibiden Co Ltd	23,700	850
Building & Construction Products -			Tripod Technology Corp	88,000	297
Miscellaneous (0.04%)					1,147
Sika AG	85	132
			Coal (0.37%)
Building Products - Cement & Aggregate (0.55%)			Banpu Public Co Ltd	16,100	279
Holcim Ltd (a)	25,824	2,008	China Shenhua Energy Co Ltd	107,000	519
			Grande Cache Coal Corp (a)	23,800	122
Building Products - Doors & Windows (0.40%)			MacArthur Coal Ltd	11,954	120
Asahi Glass Co Ltd	153,000	1,456	Yanzhou Coal Mining Co Ltd	139,999	306
					1,346
Building Products - Wood (0.07%)
Duratex SA	28,480	265	Commercial Banks (11.64%)
			ABSA Group Ltd	15,708	273
Capacitors (0.03%)			Alpha Bank AE (a)	93,164	1,088
Nippon Chemi-Con Corp (a)	27,294	100	Asya Katilim Bankasi AS (a)	45,036	104
			Australia & New Zealand Banking Group Ltd	103,274	2,107
Casino Hotels (0.06%)			Banco Bilbao Vizcaya Argentaria SA	167,542	3,056
Genting Bhd	104,600	223	Banco do Brasil SA	24,154	412
			Banco Santander SA	310,068	5,128
Cellular Telecommunications (1.90%)
			Bangkok Bank Public Co	18,900	66
America Movil SAB de CV ADR	24,636	1,157
			Bank Mandiri Tbk PT	726,000	358
China Mobile Ltd	72,285	672
			Bank of China Ltd	1,426,000	766
Mobile Telesystems OJSC ADR	5,414	265
			Bank of Communications Co Ltd	284,000	327
MTN Group Ltd	18,403	294
			Bank of Montreal	37,300	1,987
NTT DoCoMo Inc	1,182	1,650
			Bank of Yokohama Ltd/The	267,000	1,218
Taiwan Mobile Co Ltd	123,000	240
			Bank Pekao SA (a)	4,985	280
Vimpel-Communications ADR	14,582	271
			Bank Rakyat Indonesia	415,000	334
Vivo Participacoes SA ADR (a)	10,086	313
			BOC Hong Kong Holdings Ltd	465,000	1,045
Vodafone Group PLC	907,872	2,102
			Busan Bank	23,780	284
		6,964
			Canadian Western Bank	5,500	115
Chemicals - Diversified (1.36%)			Chiba Bank Ltd/The	162,000	969
Akzo Nobel NV	28,469	1,889	China Construction Bank Corp	1,021,183	872
BASF SE	41,063	2,577	DBS Group Holdings Ltd	165,000	1,795
Hanwha Chem Corp (a)	19,860	229	DnB NOR ASA	169,644	1,836
Nippon Kayaku Co Ltd	12,791	116	Hang Seng Bank Ltd	39,740	585
Nippon Soda Co Ltd	22,506	81	HDFC Bank Ltd ADR	2,261	294
Nippon Synthetic Chemical Industry Co			ICICI Bank Ltd ADR	6,790	256
Ltd/The	13,000	100
			Industrial and Commercial Bank of China Ltd	1,296,000	1,067
		4,992
			Intesa Sanpaolo SpA (a)	396,499	1,786
Chemicals - Fibers (0.02%)			Jyske Bank A/S (a)	2,139	83
Kolon Industries Inc (b)	2,300	85	KBC Groep NV (a)	23,074	992
			Korea Exchange Bank	20,060	249
Chemicals - Specialty (0.37%)
			Laurentian Bank of Canada	2,100	86
Daicel Chemical Industries Ltd	119,000	699
			Malayan Banking Bhd	129,800	259
Lintec Corp	5,310	107
			Marfin Popular Bank Public Co Ltd	24,574	80
			National Bank of Greece SA (a)	54,617	1,404

See accompanying notes

176

Schedule of Investments
Diversified International Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Commercial Banks (continued)			Diversified Banking Institutions (continued)
Nedbank Group Ltd	13,371 $	225	Societe Generale	25,966 $	1,806
OTP Bank PLC (a)	13,116	376			22,448
Oversea-Chinese Banking Corp Ltd	204,000	1,314
			Diversified Financial Services (0.11%)
Powszechna Kasa Oszczednosci Bank Polski			Challenger Financial Services Group Ltd	25,745	97
SA	15,555	205
			E.Sun Financial Holding Co Ltd (a)	219,000	91
Royal Bank of Canada	53,500	2,878
			Irish Life & Permanent PLC (a)	17,572	83
Sberbank of Russian Federation	251,004	690
			Woori Finance Holdings Co Ltd (a)	9,820	116
Siam Commercial Bank Public (b)	31,300	81
					387
Standard Chartered PLC	107,527	2,714
State Bank of India Ltd	2,875	283	Diversified Manufacturing Operations (0.75%)
Sumitomo Mitsui Financial Group Inc	26,100	749	Aalberts Industries NV	8,021	115
Swedbank AB (a)	72,600	716	Charter International PLC	70,279	814
Sydbank A/S (a)	3,678	94	Cookson Group PLC (a)	14,380	97
Turkiye Garanti Bankasi AS	96,784	411	Invensys PLC	176,467	849
Turkiye Halk Bankasi AS	44,952	358	NKT Holding A/S (a)	1,862	104
		42,655	Tomkins Plc	245,621	763
					2,742
Computer Services (0.77%)
Atos Origin SA (a)	8,630	396	Diversified Minerals (3.91%)
CGI Group Inc (a)	106,500	1,446	Anglo American PLC (a)	49,143	2,128
Infosys Technologies Ltd ADR	12,300	680	Anglo American PLC (a)	7,138	307
Tata Consultancy Services Ltd	17,984	290	BHP Billiton Ltd	143,104	5,483
		2,812	BHP Billiton PLC	37,365	1,191
			Pan Australian Resources Ltd (a)	259,774	131
Computers (0.16%)
			Tek Cominco Limited (a)	52,900	1,858
Compal Electronics Inc	22,608	31
			Xstrata PLC	181,508	3,237
Foxconn Technology Co Ltd	50,000	193
					14,335
Lenovo Group Ltd	602,000	373
		597	Diversified Operations (1.45%)
			First Pacific Co	112,000	68
Computers - Memory Devices (0.30%)
			Hutchison Whampoa Ltd	149,000	1,019
TDK Corp	18,200	1,113
			Imperial Holdings Ltd	8,265	99
Computers - Peripheral Equipment (0.06%)			LG Corp	6,123	382
Lite-On Technology Corp	150,750	227	Mitie Group PLC	15,453	57
			Noble Group Ltd	942,200	2,163
Diagnostic Kits (0.02%)			Shanghai Industrial Holdings Ltd	63,000	320
DiaSorin SpA	1,768	63	Tongaat Hulett Ltd	6,795	91
			Wharf Holdings Ltd	197,000	1,131
Distribution & Wholesale (0.34%)					5,330
Inchcape PLC (a)	2,574,898	1,227
			E-Commerce - Services (0.02%)
Diversified Banking Institutions (6.12%)			Rightmove PLC	9,083	74
Barclays PLC	551,219	2,428
BNP Paribas	36,370	2,887	Electric - Integrated (1.65%)
Credit Agricole SA	77,581	1,363	Atco Ltd	2,900	128
Credit Suisse Group AG	56,037	2,778	Empresa Nacional de Electricidad SA/Chile	120,835	205
Deutsche Bank AG	33,183	2,360	Enel SpA	371,123	2,150
HSBC Holdings PLC	593,855	6,774	Iride SpA	28,749	55
Julius Baer Group Ltd	21,410	753	Okinawa Electric Power Co Inc/The	800	43
Mitsubishi UFJ Financial Group Inc	263,500	1,299	Public Power Corp SA (a)	44,445	825
			Reliance Infrastructure Ltd	8,555	210
			RWE AG	24,677	2,415

See accompanying notes

177

Schedule of Investments
Diversified International Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electric - Integrated (continued)			Enterprise Software & Services (continued)
TGC-2 (a)(c)	1,600 $	-	Temenos Group AG (a)	3,972 $	103
		6,031	Totvs SA	2,500	169
					1,612
Electric - Transmission (0.21%)
Terna Rete Elettrica Nazionale SpA	181,518	781	E-Services - Consulting (0.02%)
			Atea ASA	8,800	76
Electric Products - Miscellaneous (0.28%)
Legrand SA	19,714	549	Finance - Investment Banker & Broker (0.35%)
LG Electronics Inc	4,677	488	BinckBank NV	5,544	99
		1,037	Close Brothers Group PLC	7,718	86
			KGI Securities Co Ltd (a)(d)	12,603	150
Electronic Components - Miscellaneous (1.83%)
Alps Electric Co Ltd (a)	18,600	109	Mediobanca SpA - Warrants (a)(c)	68,568	11
AU Optronics Corp	209,630	251	Mediobanca SpA (a)	71,996	856
Chemring Group PLC	2,847	134	Tullett Prebon PLC	16,116	72
CMK Corp/Japan	13,600	99			1,274
Hon Hai Precision Industry Co Ltd	224,470	1,050	Finance - Leasing Company (0.27%)
LG Display Co Ltd	7,260	245	ORIX Corp	14,400	981
Murata Manufacturing Co Ltd	35,900	1,792
Nippon Electric Glass Co Ltd	91,000	1,253	Finance - Other Services (0.04%)
SMK Corp	14,000	81	IG Group Holdings PLC	14,665	90
Toshiba Corp	302,000	1,677	London Stock Exchange Group PLC	5,623	65
		6,691			155
Electronic Components - Semiconductors (1.47%)			Fisheries (0.44%)
Elpida Memory Inc (a)	54,800	894	Marine Harvest (a)	1,073,000	780
Epistar Corp	61,000	228	Nippon Suisan Kaisha Ltd	29,700	84
Hynix Semiconductor Inc (a)	11,150	222	Toyo Suisan Kaisha Ltd	32,000	738
Infineon Technologies AG (a)	191,339	1,065			1,602
Megachips Corp	3,200	45	Food - Dairy Products (0.27%)
Samsung Electronics Co Ltd	2,828	1,939	China Mengniu Dairy Co Ltd (a)	79,000	281
Shinko Electric Industries Co Ltd	68,000	990	Morinaga Milk Industry Co Ltd	17,000	67
		5,383	Yakult Honsha Co Ltd	21,700	657
Electronic Connectors (0.02%)					1,005
Japan Aviation Electronics Industry Ltd	10,000	67	Food - Miscellaneous/Diversified (1.79%)
			CSM	31,680	833
Electronic Parts Distribution (0.07%)			Nestle SA	80,071	3,889
WPG Holdings Co Ltd	148,000	258	Nisshin Oillio Group Ltd/The	18,000	91
			Nissin Foods Holdings Co Ltd	21,100	690
Engineering - Research & Development Services (0.70%)
			Nutreco Holding NV	1,661	93
ABB Ltd (a)	101,926	1,965
			Unilever NV	17,755	578
Ausgroup Ltd	184,000	87
			Uni-President Enterprises Corp	236,988	292
COMSYS Holdings Corp	10,000	105
			Viscofan SA	3,429	87
Downer EDI Ltd	14,988	125
					6,553
Imtech NV	4,914	133
Rotary Engineering Ltd	78,000	58	Food - Retail (1.03%)
Transfield Services Ltd	22,840	87	Cia Brasileira de Distribuicao Grupo Pao de
		2,560	Acucar ADR	3,377	254
			Jeronimo Martins SGPS SA	50,060	501
Enterprise Software & Services (0.44%)			Koninklijke Ahold NV	100,063	1,327
Autonomy Corp PLC (a)	49,823	1,210	Metro AG	13,613	838
Micro Focus International PLC	17,813	130

See accompanying notes

178

Schedule of Investments
Diversified International Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Food - Retail (continued)			Life & Health Insurance (0.67%)
WM Morrison Supermarkets PLC	188,572 $	841	Aviva PLC	173,654 $	1,104
		3,761	Cathay Financial Holding Co Ltd (a)	276,000	514
			China Life Insurance Co Ltd	101,000	494
Forestry (0.26%)
Sino-Forest Corp (a)	51,100	945	Sanlam Ltd	114,403	353
					2,465
Gas - Distribution (0.16%)			Machinery - Construction & Mining (0.02%)
Canadian Utilities Ltd	13,800	576	Danieli & C. Officine Meccaniche SpA	3,652	91

Gas - Transportation (0.21%)			Machinery - Electrical (0.17%)
Snam Rete Gas SpA	156,533	778	Disco Corp	10,000	627

Gold Mining (0.80%)			Machinery - General Industry (0.91%)
Alamos Gold Inc (a)	7,000	84	Kinki Sharyo Co Ltd	11,000	86
IAMGOLD Corp	72,825	1,147	Kone OYJ	29,971	1,285
Red Back Mining Inc (a)	11,265	161	Metso Oyj	29,647	1,044
SEMAFO Inc (a)	21,000	89	Sumitomo Heavy Industries Ltd	178,000	902
Yamana Gold Inc	114,500	1,310			3,317
Zijin Mining Group Co Ltd	152,000	144
			Machinery - Pumps (0.03%)
		2,935
			Weir Group PLC/The	8,357	96
Home Furnishings (0.10%)
Steinhoff International Holdings Ltd (a)	133,787	376	Medical - Drugs (6.08%)
			Actelion Ltd (a)	16,970	907
Human Resources (0.36%)			AstraZeneca PLC	62,837	2,952
Adecco SA	24,161	1,334	Chugai Pharmaceutical Co Ltd	43,200	808
			Dr Reddys Laboratories Ltd	17,245	422
Import & Export (1.95%)
			GlaxoSmithKline PLC	69,622	1,476
Hyosung Corp	2,530	185
			Miraca Holdings Inc	5,000	138
Marubeni Corp	304,000	1,680
			Nippon Shinyaku Co Ltd	6,863	77
Mitsubishi Corp	91,300	2,275
			Novartis AG	81,721	4,466
Mitsui & Co Ltd	130,700	1,855
			Novo Nordisk A/S	23,708	1,515
Sumitomo Corp	111,700	1,138
			Roche Holding AG	27,453	4,698
		7,133
			Sanofi-Aventis SA	47,908	3,771
Industrial Gases (0.03%)			Shire PLC	54,342	1,061
Air Water Inc	10,000	118			22,291

Internet Content - Entertainment (0.05%)			Medical - Generic Drugs (0.16%)
Perfect World Co Ltd ADR (a)	4,853	191	Teva Pharmaceutical Industries Ltd ADR	9,368	526
			Towa Pharmaceutical Co Ltd	1,100	51
Internet Gambling (0.02%)					577
bwin Interactive Entertainment AG (a)	1,073	64
			Medical - Wholesale Drug Distribution (0.03%)
			Meda AB	12,672	114
Investment Companies (0.03%)
Kinnevik Investment AB	8,031	120
			Medical Products (0.07%)
			Aspen Pharmacare Holdings Ltd (a)	18,931	189
Investment Management & Advisory Services (0.25%)
			Nipro Corp	4,089	85
Azimut Holding SpA	9,479	127
					274
Kenedix Inc (a)	193	63
Schroders PLC	34,794	743	Metal - Copper (0.72%)
		933	Antofagasta PLC	101,526	1,615
			Kazakhmys PLC (a)	31,990	677
See accompanying notes

179

Schedule of Investments
Diversified International Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Metal - Copper (continued)			Oil Company - Exploration & Production
Sterlite Industries India Ltd ADR	19,454 $	354	(continued)
			Baytex Energy Trust	5,800 $	164
		2,646
			CNOOC Ltd	137,000	214
Metal - Diversified (1.65%)			Dana Petroleum PLC (a)	5,519	104
Boliden AB	12,745	163	EnCana Corp	54,158	1,762
FNX Mining Co Inc (a)	9,800	108	Gazprom OAO (b)(d)	3,832	240
KGHM Polska Miedz SA	16,999	627	Gazprom OAO	32,859	823
MMC Norilsk Nickel ADR (a)	25,487	366	NovaTek OAO	4,063	265
Rio Tinto Ltd	71,440	4,775	Premier Oil PLC (a)	6,196	110
		6,039	PTT Public Company Limited (b)	33,300	246
Metal - Iron (0.15%)					4,282
Mount Gibson Iron Ltd (a)	50,792	75
			Oil Company - Integrated (6.57%)
Novolipetsk Steel OJSC (a)	15,285	467	BG Group PLC	158,375	2,859
		542	BP PLC	512,261	4,945
Metal Processors & Fabrication (0.17%)			Cenovus Energy, Inc	45,558	1,152
NTN Corp	137,000	619	China Petroleum & Chemical Corp	764,000	673
			ENI SpA	34,682	884
Mortgage Banks (0.05%)			Husky Energy Inc	33,100	950
Aareal Bank AG (a)	3,352	64	Lukoil OAO ADR	9,649	544
Home Capital Group Inc	2,600	104	PetroChina Co Ltd	661,199	786
		168	Petroleo Brasileiro SA ADR	53,517	2,552
Multi-Line Insurance (0.67%)			Rosneft Oil Co	97,452	832
AXA SA	31,733	746	Royal Dutch Shell PLC - A Shares	47,950	1,451
Baloise Holding AG	9,896	822	Royal Dutch Shell PLC - B Shares	34,211	996
CNP Assurances	9,263	898	Statoil ASA	84,300	2,107
		2,466	Tatneft ADR	6,764	195
			Total SA	48,865	3,141
Multimedia (0.34%)
					24,067
WPP PLC	127,202	1,244
			Oil Refining & Marketing (0.16%)
Networking Products (0.03%)			DCC PLC	5,447	152
DragonWave Inc (a)	8,800	101	Reliance Industries Ltd (d)	9,562	444
					596
Non-Ferrous Metals (0.20%)
China Molybdenum Co Ltd	175,000	139	Paper & Related Products (0.74%)
Grupo Mexico SAB de CV	145,900	334	Billerud AB	9,729	72
Korea Zinc Co Ltd	1,450	253	Fibria Celulose SA ADR (a)	14,209	324
		726	Lee & Man Paper Manufacturing Ltd	536,000	370
			Nippon Paper Group Inc	24,800	633
Office Automation & Equipment (0.64%)
			Svenska Cellulosa AB	99,144	1,325
Canon Inc	55,300	2,353
					2,724
Oil - Field Services (0.83%)			Petrochemicals (0.04%)
Petrofac Ltd	85,037	1,423	LG Chem Ltd	752	147
Technip SA	21,263	1,497
TGS Nopec Geophysical Co ASA (a)	7,100	129	Pharmacy Services (0.04%)
		3,049	SXC Health Solutions Corp (a)	2,800	153

Oil Company - Exploration & Production (1.17%)			Photo Equipment & Supplies (0.27%)
Alliance Oil Co Ltd (a)	6,547	93	FUJIFILM Holdings Corp	33,100	1,000
AWE Ltd (a)	43,351	109
Bankers Petroleum Ltd (a)	25,600	152

See accompanying notes

180

Schedule of Investments
Diversified International Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Platinum (0.13%)			REITS - Office Property (continued)
Impala Platinum Holdings Ltd	17,333 $	475	Nippon Commercial Investment Corp	36 $	52
					142
Printing - Commercial (0.19%)
			REITS - Shopping Centers (0.21%)
Dai Nippon Printing Co Ltd	54,000	689
			CapitaMall Trust	538,000	687
Property & Casualty Insurance (0.20%)			Vastned Retail NV	1,395	92
Admiral Group PLC	4,426	85			779
Amlin PLC	109,223	630	REITS - Storage (0.02%)
		715	Big Yellow Group PLC (a)	12,065	69
Public Thoroughfares (0.38%)
			Retail - Apparel & Shoe (0.07%)
Atlantia SpA	45,754	1,197
			Aoyama Trading Co Ltd	4,100	52
Zhejiang Expressway Co Ltd	196,000	181
			Lojas Renner SA	9,300	210
		1,378
					262
Real Estate Management & Services (0.33%)
			Retail - Automobile (0.12%)
Arnest One Corp	6,000	61
			PT Astra International Tbk	120,000	441
Fabege AB	19,189	120
Lend Lease Group	90,432	836
			Retail - Bookstore (0.04%)
Nexity	2,859	104	WH Smith PLC	17,014	135
PSP Swiss Property AG (a)	1,817	103
		1,224	Retail - Building Products (0.73%)
Real Estate Operator & Developer (1.22%)			Kingfisher PLC	430,178	1,583
Agile Property Holdings Ltd	110,000	160	Travis Perkins PLC (a)	79,523	1,089
Brookfield Asset Management Inc	68,104	1,520			2,672
Cyrela Brazil Realty SA	20,092	282	Retail - Consumer Electronics (0.11%)
Great Eagle Holdings Ltd	28,000	73	EDION Corp	7,000	76
Hongkong Land Holdings Ltd	221,000	1,088	GOME Electrical Appliances Holdings Ltd (a)	442,000	159
Huaku Development Co Ltd	52,000	132	JB Hi-Fi Ltd	8,226	166
KWG Property Holding Ltd	300,500	229			401
Norwegian Property ASA (a)	30,000	70
			Retail - Convenience Store (0.33%)
Rossi Residencial SA	36,246	318
			Alimentation Couche Tard Inc	58,400	1,160
Shenzhen Investment Ltd	282,000	119
			President Chain Store Corp	22,000	52
Shimao Property Holdings Ltd	125,500	235
					1,212
Sino-Ocean Land Holdings Ltd	59,500	55
Unitech Ltd	111,113	195	Retail - Discount (0.21%)
		4,476	Harvey Norman Holdings Ltd	208,279	786

Reinsurance (0.28%)			Retail - Home Furnishings (0.27%)
Hannover Rueckversicherung AG (a)	21,490	1,012	Nitori Co Ltd	13,472	1,003

REITS - Diversified (0.52%)			Retail - Hypermarkets (0.07%)
CapitaCommercial Trust	136,000	113	Wal-Mart de Mexico SAB de CV	59,000	264
Eurocommercial Properties NV	1,939	80
Kenedix Realty Investment Corp	30	82	Retail - Jewelry (0.36%)
Suntec Real Estate Investment Trust	139,238	134	Compagnie Financiere Richemont SA	39,358	1,324
Unibail-Rodamco SE	6,754	1,485
		1,894	Retail - Major Department Store (0.82%)
			Home Retail Group PLC	156,915	712
REITS - Office Property (0.04%)			Lotte Shopping Co Ltd	1,206	357
Great Portland Estates PLC	19,477	90	Marks & Spencer Group PLC	132,257	854

See accompanying notes

181

Schedule of Investments
Diversified International Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Major Department Store (continued)			Steel - Specialty (0.06%)
PPR	9,047 $	1,087	Citic Pacific Ltd	82,000 $	219
		3,010
			Telecommunication Equipment (0.01%)
Retail - Miscellaneous/Diversified (0.55%)
			Oki Electric Industry Co Ltd (a)	47,000	39
Debenhams PLC (a)	76,329	95
Wesfarmers Ltd	68,450	1,916	Telecommunication Services (1.45%)
		2,011	China Telecom Corp Ltd	216,000	89
Retail - Restaurants (0.02%)			Singapore Telecommunications Ltd	612,000	1,349
McDonald's Holdings Co Japan Ltd	4,569	87	Telekomunikasi Indonesia Tbk PT	345,500	344
			Telenet Group Holding NV (a)	4,758	136
Retail - Sporting Goods (0.02%)			Telenor ASA	150,800	2,111
Xebio Co Ltd	4,000	71	TeliaSonera AB	179,939	1,303
					5,332
Satellite Telecommunications (0.24%)
Eutelsat Communications	27,728	890	Telephone - Integrated (1.61%)
			Bezeq Israeli Telecommunication Corp Ltd	139,055	351
Security Services (0.04%)			Portugal Telecom SGPS SA	112,630	1,375
Prosegur Cia de Seguridad SA	3,104	152	Telefonica SA	149,432	4,186
					5,912
Semiconductor Component - Integrated Circuits (0.54%)
			Television (0.60%)
CSR PLC (a)	14,741	97
			ITV PLC (a)	655,645	552
Novatek Microelectronics Corp Ltd	85,000	284
			M6-Metropole Television	30,366	778
Richtek Technology Corp	29,000	296
			Societe Television Francaise 1	47,064	865
Taiwan Semiconductor Manufacturing Co Ltd	652,140	1,314
					2,195
		1,991
			Tobacco (1.19%)
Semiconductor Equipment (1.14%)
			British American Tobacco PLC	70,553	2,290
Aixtron AG	39,021	1,304
			Imperial Tobacco Group PLC	66,153	2,086
ASM International NV (a)	3,073	78
					4,376
ASML Holding NV	46,493	1,589
Tokyo Electron Ltd	18,600	1,194	Tools - Hand Held (0.31%)
		4,165	Makita Corp	32,800	1,127

Soap & Cleaning Products (0.66%)			Transport - Marine (0.12%)
Reckitt Benckiser Group PLC	44,841	2,427	Inui Steamship Co Ltd	11,300	79
			Pacific Basin Shipping Ltd	146,000	105
Special Purpose Banks (0.06%)
			Sincere Navigation	182,000	240
Industrial Bank of Korea (a)	18,120	217
					424

Steel - Producers (1.63%)			Transport - Rail (0.04%)
Angang Steel Co Ltd	104,000	227	Ansaldo STS SpA	3,810	73
BlueScope Steel Ltd	444,218	1,226	Construcciones y Auxiliar de Ferrocarriles SA	168	90
China Steel Corp	102,214	105			163
Cia Siderurgica Nacional SA ADR	11,143	356
			Transport - Services (0.05%)
Evraz Group SA (a)	5,360	150
			Koninklijke Vopak NV (a)	2,078	165
JFE Holdings Inc	55,200	2,183
JSW Steel Ltd	12,600	273	Transport - Truck (0.27%)
Kyoei Steel Ltd	2,900	53	Seino Holdings Corp	15,000	95
Mechel ADR	8,626	162	Yamato Holdings Co Ltd	65,000	905
POSCO ADR	6,831	896			1,000
Ternium SA ADR (a)	9,381	332
		5,963

See accompanying notes

182

Schedule of Investments
Diversified International Account
December 31, 2009

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)
COMMON STOCKS (continued)			REPURCHASE AGREEMENTS (continued)
Water (0.02%)			Diversified Banking Institutions (continued)
Pennon Group PLC	9,732 $	84	Investment in Joint Trading Account;
			Morgan Stanley Repurchase Agreement;
Wire & Cable Products (0.07%)			0.01% dated 12/31/09 maturing 01/04/10
Bekaert SA	873	135	(collateralized by Sovereign Agency
			Issues; $1,646,000; 0.00% - 0.90%; dated
Fujikura Ltd	26,000	135	01/15/10 - 04/08/10)	$ 1,613$	1,613
		270			3,790

Wireless Equipment (0.02%)			TOTAL REPURCHASE AGREEMENTS	$ 3,790
Hitachi Kokusai Electric Inc	8,000	70
			Total Investments	$ 365,895
TOTAL COMMON STOCKS	$ 358,191
			Other Assets in Excess of Liabilities, Net - 0.19%		708

PREFERRED STOCKS (1.07%)			TOTAL NET ASSETS - 100.00%	$ 366,603
Commercial Banks (0.36%)
Banco Bradesco SA	34,909	729
Itau Unibanco Holding SA	26,815	595	(a) Non-Income Producing Security
		1,324	(b)	Market value is determined in accordance with procedures established in
			good faith by the Board of Directors. At the end of the period, the value
Diversified Minerals (0.47%)			of these securities totaled $652 or 0.18% of net assets.
Vale SA	71,044	1,720	(c) Security is Illiquid
			(d)	Security exempt from registration under Rule 144A of the Securities Act
Electric - Distribution (0.04%)			of 1933. These securities may be resold in transactions exempt from
Eletropaulo Metropolitana Eletricidade de			registration, normally to qualified institutional buyers. Unless otherwise
Sao Paulo SA	7,200	143	indicated, these securities are not considered illiquid. At the end of the
			period, the value of these securities totaled $834 or 0.23% of net assets.
Investment Companies (0.00%)
			Unrealized Appreciation (Depreciation)
Lereko Mobility Pty Ltd (a)	1,113	6
			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
			of investments held by the account as of the period end were as follows:
Television (0.20%)

ProSiebenSat.1 Media AG	61,735	721	Unrealized Appreciation	$ 62,292
TOTAL PREFERRED STOCKS	$ 3,914		Unrealized Depreciation		(17,041)
	Principal		Net Unrealized Appreciation (Depreciation)		45,251
	Amount	Value	Cost for federal income tax purposes		320,644
	(000's)	(000's)	All dollar amounts are shown in thousands (000's)
REPURCHASE AGREEMENTS (1.03%)
Diversified Banking Institutions (1.03%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement;
0.005% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $1,698,000; 0.00% - 3.75%; dated
01/26/10 - 04/15/26)	$ 1,665$	1,665
Investment in Joint Trading Account;
Deutsche Bank Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $522,000; 0.00% - 4.75%; dated
02/22/10 - 11/19/12)	512	512

See accompanying notes

183

Schedule of Investments
Diversified International Account
December 31, 2009
Portfolio Summary (unaudited)
Country	Percent
United Kingdom	17.00%
Japan	16.00%
Switzerland	8.28%
France	7.80%
Canada	5.46%
Australia	5.04%
Germany	4.17%
Spain	3.55%
Hong Kong	2.99%
Netherlands	2.60%
Brazil	2.50%
Italy	2.49%
China	2.21%
Korea, Republic Of	2.00%
Norway	1.96%
Taiwan, Province Of China	1.77%
Singapore	1.72%
Sweden	1.57%
Russian Federation	1.42%
India	1.09%
United States	1.03%
Greece	0.91%
Belgium	0.78%
Denmark	0.77%
Finland	0.67%
South Africa	0.65%
Mexico	0.59%
Portugal	0.51%
Indonesia	0.40%
Ireland	0.35%
Poland	0.30%
Israel	0.30%
Turkey	0.29%
Thailand	0.18%
Malaysia	0.13%
Luxembourg	0.13%
Hungary	0.10%
Chile	0.06%
Cyprus	0.02%
Austria	0.02%
Other Assets in Excess of Liabilities, Net	0.19%
TOTAL NET ASSETS	100.00%

See accompanying notes

184

Schedule of Investments
Equity Income Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (95.51%)			COMMON STOCKS (continued)
Aerospace & Defense (0.53%)			Diversified Manufacturing Operations (4.38%)
Raytheon Co	43,400 $	2,236	3M Co	50,100 $	4,142
			Honeywell International Inc	65,900	2,583
Apparel Manufacturers (1.18%)			Parker Hannifin Corp	107,200	5,776
VF Corp	68,400	5,010	Siemens AG ADR	65,900	6,043
					18,544
Applications Software (2.36%)
Microsoft Corp	327,600	9,988	Diversified Minerals (1.66%)
			BHP Billiton Ltd ADR	60,700	4,649
Auto - Car & Light Trucks (0.96%)			Vale SA ADR	82,300	2,389
Daimler AG	76,522	4,079			7,038

Auto - Medium & Heavy Duty Trucks (0.63%)			Electric - Integrated (5.85%)
PACCAR Inc	74,000	2,684	FPL Group Inc	166,900	8,816
			Progress Energy Inc	205,700	8,436
Auto/Truck Parts & Equipment - Original (0.48%)			Wisconsin Energy Corp	18,800	937
Johnson Controls Inc	74,200	2,021	Xcel Energy Inc	310,200	6,585
					24,774
Beverages - Non-Alcoholic (1.57%)
			Electric Products - Miscellaneous (1.34%)
Coca-Cola Co/The	116,800	6,658
			Emerson Electric Co	133,590	5,691
Beverages - Wine & Spirits (0.17%)
			Electronic Components - Semiconductors (3.27%)
Diageo PLC ADR	10,500	729
			Intel Corp	526,400	10,739
Brewery (0.42%)			Microchip Technology Inc	108,000	3,138
Molson Coors Brewing Co	39,600	1,788			13,877
			Fiduciary Banks (3.59%)
Cellular Telecommunications (1.04%)			Bank of New York Mellon Corp/The	332,575	9,302
Vodafone Group PLC ADR	191,700	4,426
			Northern Trust Corp	112,700	5,906
					15,208
Chemicals - Diversified (0.67%)
EI du Pont de Nemours & Co	69,800	2,350	Food - Miscellaneous/Diversified (1.92%)
Sociedad Quimica y Minera de Chile SA			General Mills Inc	32,600	2,308
ADR	12,700	477	Kraft Foods Inc	213,776	5,811
		2,827			8,119
Commercial Banks (0.83%)			Food - Retail (0.49%)
Bank of Nova Scotia	75,500	3,529	Kroger Co/The	101,000	2,074

Commercial Services - Finance (0.65%)			Food - Wholesale & Distribution (0.87%)
Automatic Data Processing Inc	64,600	2,766	Sysco Corp	132,000	3,688

Computers (0.20%)			Forestry (0.00%)
Hewlett-Packard Co	16,800	865	Weyerhaeuser Co	500	22

Consumer Products - Miscellaneous (0.53%)			Gas - Distribution (1.94%)
Clorox Co	36,600	2,233	Sempra Energy	147,100	8,235

Distribution & Wholesale (2.06%)			Industrial Gases (0.61%)
Genuine Parts Co	229,928	8,728	Air Products & Chemicals Inc	31,700	2,570

Diversified Banking Institutions (0.06%)			Investment Management & Advisory Services (1.68%)
JP Morgan Chase & Co	6,500	271	AllianceBernstein Holding LP	215,356	6,051

See accompanying notes

185

Schedule of Investments
Equity Income Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Investment Management & Advisory Services			Pipelines (2.28%)
(continued)			Enterprise Products Partners LP	116,131 $	3,648
Franklin Resources Inc	10,042$	1,058
			Kinder Morgan Energy Partners LP	50,409	3,074
		7,109
			Spectra Energy Corp	143,100	2,935
Life & Health Insurance (0.42%)					9,657
Unum Group	90,600	1,768
			Property & Casualty Insurance (0.61%)
			Fidelity National Financial Inc	192,577	2,592
Machinery - Farm (1.48%)
Deere & Co	115,700	6,258
			Quarrying (0.51%)
			Vulcan Materials Co	41,400	2,181
Medical - Drugs (6.96%)
Abbott Laboratories	173,000	9,340
			Regional Banks (0.56%)
Bristol-Myers Squibb Co	172,477	4,355
			US Bancorp	105,200	2,368
Merck & Co Inc	205,649	7,514
Novartis AG ADR	113,496	6,178	REITS - Healthcare (2.43%)
Pfizer Inc	116,009	2,110	HCP Inc	180,200	5,503
		29,497	Health Care REIT Inc	108,100	4,791
Medical - Generic Drugs (1.54%)					10,294
Teva Pharmaceutical Industries Ltd ADR	116,400	6,539	REITS - Mortgage (1.63%)
			Annaly Capital Management Inc	397,500	6,897
Medical Instruments (0.43%)
Medtronic Inc	41,600	1,830	REITS - Shopping Centers (0.68%)
			Kimco Realty Corp	213,300	2,886
Medical Products (1.35%)
Becton Dickinson and Co	14,800	1,167	REITS - Warehouse & Industrial (0.59%)
Johnson & Johnson	71,000	4,573	AMB Property Corp	97,600	2,494
		5,740
			Retail - Discount (3.16%)
Multi-Line Insurance (4.85%)
			Costco Wholesale Corp	56,900	3,367
ACE Ltd	220,300	11,103
			Wal-Mart Stores Inc	187,400	10,016
Allstate Corp/The	170,744	5,129
					13,383
MetLife Inc	122,400	4,327
		20,559	Retail - Drug Store (0.32%)
			CVS Caremark Corp	41,800	1,346
Multimedia (0.60%)
Walt Disney Co/The	78,262	2,524	Retail - Restaurants (2.10%)
			McDonald's Corp	142,600	8,904
Non-Hazardous Waste Disposal (0.47%)
Waste Management Inc	58,600	1,981	Savings & Loans - Thrifts (1.36%)
			Hudson City Bancorp Inc	419,100	5,754
Oil Company - Exploration & Production (1.96%)
Enerplus Resources Fund	161,100	3,699	Semiconductor Component - Integrated Circuits (1.43%)
Penn West Energy Trust	260,900	4,592	Maxim Integrated Products Inc	48,300	980
		8,291	Taiwan Semiconductor Manufacturing Co
Oil Company - Integrated (2.75%)			Ltd ADR	444,650	5,087
Chevron Corp	63,984	4,926			6,067
Marathon Oil Corp	119,900	3,743	Semiconductor Equipment (0.44%)
Total SA ADR	46,500	2,978	Applied Materials Inc	133,100	1,855
		11,647
			Telecommunication Services (1.03%)
Oil Refining & Marketing (0.39%)
			BCE Inc	158,500	4,376
Valero Energy Corp	98,200	1,645

See accompanying notes

186

Schedule of Investments
Equity Income Account
December 31, 2009

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)
COMMON STOCKS (continued)			REPURCHASE AGREEMENTS (2.05%)
Telephone - Integrated (4.57%)			Diversified Banking Institutions (2.05%)
AT&T Inc	321,500 $	9,012	Investment in Joint Trading Account; Bank
CenturyTel Inc	30,300	1,097	of America Repurchase Agreement;
			0.005% dated 12/31/09 maturing 01/04/10
Verizon Communications Inc	278,900	9,240
			(collateralized by Sovereign Agency
		19,349	Issues; $3,898,000; 0.00% - 3.75%; dated
			01/26/10 - 04/15/26)	$ 3,822$	3,822
Toys (2.02%)
			Investment in Joint Trading Account;
Mattel Inc	429,030	8,572
			Deutsche Bank Repurchase Agreement;
			0.01% dated 12/31/09 maturing 01/04/10
Transport - Rail (3.34%)			(collateralized by Sovereign Agency
Norfolk Southern Corp	101,400	5,316	Issues; $1,199,000; 0.00% - 4.75%; dated
Union Pacific Corp	138,300	8,837	02/22/10 - 11/19/12)	1,176	1,176
		14,153	Investment in Joint Trading Account;
			Morgan Stanley Repurchase Agreement;
Vitamins & Nutrition Products (1.31%)			0.01% dated 12/31/09 maturing 01/04/10
Mead Johnson Nutrition Co	127,285	5,562	(collateralized by Sovereign Agency
			Issues; $3,778,000; 0.00% - 0.90%; dated
TOTAL COMMON STOCKS	$ 404,756
			01/15/10 - 04/08/10)	3,704	3,704
PREFERRED STOCKS (1.00%)					8,702
Regional Banks (0.38%)
			TOTAL REPURCHASE AGREEMENTS	$ 8,702
National City Capital Trust II	43,900	981
National City Capital Trust III	28,200	614	Total Investments	$ 418,880
		1,595	Other Assets in Excess of Liabilities, Net - 1.16%		4,907
			TOTAL NET ASSETS - 100.00%	$ 423,787
REITS - Storage (0.47%)
Public Storage Inc 6.63%; Series M	66,200	1,542
Public Storage Inc 7.25%; Series K	18,700	469	(a)	This entity was put into conservatorship by the U.S. Government in 2008.
		2,011	See footnote 3 for additional information.

Special Purpose Entity (0.15%)
			Unrealized Appreciation (Depreciation)
National City Capital Trust IV	24,700	617	The net federal income tax unrealized appreciation (depreciation) and federal tax cost
TOTAL PREFERRED STOCKS	$ 4,223		of investments held by the account as of the period end were as follows:
	Principal
			Unrealized Appreciation	$ 57,453
	Amount	Value
	(000's)	(000's)	Unrealized Depreciation		(26,986)
			Net Unrealized Appreciation (Depreciation)		30,467
BONDS (0.27%)
			Cost for federal income tax purposes		388,413
Medical - HMO (0.11%)
			All dollar amounts are shown in thousands (000's)
Aetna Inc
7.88%, 3/ 1/2011	$ 450	479
			Portfolio Summary (unaudited)

Telecommunication Services (0.16%)			Sector		Percent
Telus Corp			Financial		22.34%
8.00%, 6/ 1/2011	634	686	Consumer, Non-cyclical		18.33%
			Consumer, Cyclical		12.91%
TOTAL BONDS	$ 1,165
			Industrial		11.53%
U.S. GOVERNMENT & GOVERNMENT AGENCY			Utilities		7.79%
OBLIGATIONS (0.01%)			Technology		7.71%
Federal Home Loan Mortgage Corporation			Communications		7.40%
(FHLMC) (0.01%)			Energy		7.37%
6.50%, 9/ 1/2030 (a)	23	25	Basic Materials		3.45%
			Mortgage Securities		0.01%
7.00%, 9/ 1/2030 (a)	9	9	Other Assets in Excess of Liabilities, Net		1.16%
		34	TOTAL NET ASSETS		100.00%
TOTAL U.S. GOVERNMENT & GOVERNMENT
AGENCY OBLIGATIONS	$ 34

See accompanying notes

187

Schedule of Investments
Government & High Quality Bond Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (20.84%)			BONDS (continued)
Asset Backed Securities (2.49%)			Mortgage Backed Securities (continued)
Chase Funding Mortgage Loan Asset-Backed			Fannie Mae Whole Loan
Certificates			0.38%, 5/25/2035 (a)(b)	$ 998 $	979
0.69%, 12/25/2033 (a)	$ 180 $	153	Federal Home Loan Banks
Credit-Based Asset Servicing and			5.46%, 11/27/2015	1,707	1,804
Securitization LLC			Freddie Mac
0.40%, 3/25/2036 (a)(b)	1,287	888	4.50%, 7/15/2017	4,800	4,984
Saxon Asset Securities Trust			0.53%, 6/15/2018 (a)	1,880	1,866
0.39%, 3/25/2036 (a)	2,793	2,281
			0.63%, 7/15/2023 (a)	2,765	2,741
Structured Asset Investment Loan Trust
0.45%, 1/25/2036 (a)	685	571	5.50%, 9/15/2031 (a)	1,075	1,134
			GE Capital Commercial Mortgage Corp
Swift Master Auto Receivables Trust
0.33%, 6/15/2012 (a)	2,250	2,230	5.61%, 4/10/2017 (a)	2,800	1,657
			Ginnie Mae
		6,123
			1.26%, 10/16/2012 (a)	39,193	1,046
Diversified Banking Institutions (0.84%)			3.89%, 7/16/2026	1,142	1,173
Goldman Sachs Group Inc/The			5.08%, 1/16/2030 (a)	1,089	1,142
3.25%, 6/15/2012	2,000	2,078	4.26%, 2/16/2032	1,741	1,804
			0.86%, 6/17/2045 (a)	23,543	848
Finance - Mortgage Loan/Banker (3.45%)
			0.70%, 11/16/2045	2,700	86
Fannie Mae
5.00%, 5/11/2017 (c)	4,200	4,562	1.09%, 5/16/2046 (a)	8,140	359
6.63%, 11/15/2030	550	661	1.05%, 10/16/2046	12,098	646
Freddie Mac			LB-UBS Commercial Mortgage Trust
5.75%, 6/27/2016	1,900	2,050	0.15%, 11/15/2038 (a)(d)	10,314	140
SLM Student Loan Trust			0.09%, 2/15/2040 (a)(d)	5,902	52
0.37%, 10/25/2016 (a)	264	264	Washington Mutual Alternative Mortgage
0.44%, 9/17/2018 (a)	943	943	Pass-Through Certificates
			0.51%, 6/25/2046 (a)	2,615	239
		8,480
					29,958
Home Equity - Other (1.88%)
			TOTAL BONDS	$ 51,255
American Home Mortgage Investment Trust
0.42%, 11/25/2030 (a)(b)	1,185	379	U.S. GOVERNMENT & GOVERNMENT AGENCY
Asset Backed Securities Corp Home Equity			OBLIGATIONS (85.45%)
0.34%, 7/25/2036 (a)	1,264	1,193	Federal Home Loan Mortgage Corporation
First NLC Trust			(FHLMC) (17.61%)
0.46%, 5/25/2035 (a)(b)	728	375	6.50%, 6/ 1/2017 (e)	292	316
Morgan Stanley Home Equity Loan Trust			6.00%, 7/ 1/2017 (e)	149	160
0.40%, 2/25/2036 (a)	2,978	2,669	5.50%, 4/ 1/2018 (e)	425	453
		4,616	6.50%, 6/ 1/2018 (e)	21	23
			6.50%, 8/ 1/2021 (e)	25	27
Mortgage Backed Securities (12.18%)
			7.00%, 9/ 1/2023 (e)	31	35
Banc of America Funding Corp
0.31%, 7/20/2036 (a)	739	656	6.00%, 12/ 1/2023 (e)	43	46
0.51%, 7/20/2036 (a)	956	268	7.00%, 12/ 1/2023 (e)	21	23
Credit Suisse Mortgage Capital Certificates			7.00%, 1/ 1/2024 (e)	21	24
5.81%, 9/15/2039 (a)	2,000	1,228	5.50%, 2/ 1/2024 (e)	27	29
6.22%, 2/15/2041 (a)(d)	1,075	619	5.50%, 3/ 1/2024 (e)	46	49
Fannie Mae			6.50%, 4/ 1/2024 (e)	32	35
0.53%, 10/25/2018 (a)	468	464	5.00%, 10/ 1/2025 (e)	2,339	2,419
5.00%, 8/25/2026	889	917	6.00%, 1/ 1/2026 (e)	21	23
0.22%, 3/25/2036	19,473	196	6.50%, 4/ 1/2026 (e)	24	26
6.50%, 2/25/2047	1,844	1,983	6.50%, 5/ 1/2026 (e)	20	21
Fannie Mae Grantor Trust			6.50%, 5/ 1/2026 (e)	25	27
0.58%, 5/25/2035 (a)	967	927	7.00%, 9/ 1/2027 (e)	26	29

See accompanying notes

188

Schedule of Investments
Government & High Quality Bond Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
U.S. GOVERNMENT & GOVERNMENT AGENCY			U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (continued)			OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation			Federal Home Loan Mortgage Corporation
(FHLMC) (continued)			(FHLMC) (continued)
6.50%, 12/ 1/2027 (e)	$ 33 $	35	5.50%, 5/ 1/2038 (e)	$ 930 $	975
6.50%, 1/ 1/2028 (e)	19	21	6.00%, 6/ 1/2038 (e)	1,744	1,851
7.00%, 2/ 1/2028 (e)	10	11	6.00%, 10/ 1/2038 (e)	597	634
6.50%, 3/ 1/2028 (e)	21	23	5.00%, 6/ 1/2039 (e)	860	883
7.00%, 4/ 1/2028 (e)	118	130	6.00%, 1/ 1/2040 (e)(f)	5,830	6,182
7.00%, 5/ 1/2028 (e)	18	20	2.78%, 9/ 1/2032 (a)(e)	52	53
7.00%, 8/ 1/2028 (e)	34	38	3.25%, 9/ 1/2033 (a)(e)	27	28
6.50%, 9/ 1/2028 (e)	26	29	5.53%, 2/ 1/2034 (a)(e)	219	225
6.50%, 9/ 1/2028 (e)	29	31	6.51%, 1/ 1/2037 (a)(e)	1,152	1,220
6.50%, 10/ 1/2028 (e)	124	134	5.67%, 6/ 1/2037 (a)(e)	2,568	2,720
6.50%, 11/ 1/2028 (e)	31	33	5.69%, 6/ 1/2037 (a)(e)	1,581	1,674
6.50%, 12/ 1/2028 (e)	66	71			43,318
7.50%, 10/ 1/2030 (e)	60	68
			Federal National Mortgage Association (FNMA) (45.19%)
8.00%, 10/ 1/2030 (e)	79	90	6.50%, 6/ 1/2016 (e)	122	133
7.50%, 2/ 1/2031 (e)	58	65	6.00%, 8/ 1/2016 (e)	162	173
7.50%, 2/ 1/2031 (e)	22	24	5.50%, 8/ 1/2017 (e)	382	407
6.50%, 7/ 1/2031 (e)	115	124	6.50%, 8/ 1/2017 (e)	202	220
6.50%, 8/ 1/2031 (e)	19	21	5.00%, 1/ 1/2018 (e)	1,243	1,310
6.50%, 10/ 1/2031 (e)	35	38	5.50%, 1/ 1/2018 (e)	621	661
7.00%, 10/ 1/2031 (e)	55	61	5.00%, 11/ 1/2018 (e)	673	709
6.00%, 12/ 1/2031 (e)	159	170	5.50%, 7/ 1/2019 (e)	263	280
6.50%, 12/ 1/2031 (e)	135	146	5.50%, 8/ 1/2019 (e)	73	78
6.50%, 2/ 1/2032 (e)	136	147	5.50%, 8/ 1/2019 (e)	127	135
6.50%, 5/ 1/2032 (e)	292	316	5.50%, 8/ 1/2019 (e)	62	66
6.50%, 8/ 1/2032 (e)	264	285	5.50%, 8/ 1/2019 (e)	56	60
5.00%, 2/ 1/2033 (e)	1,513	1,559	5.50%, 8/ 1/2019 (e)	253	270
5.50%, 3/ 1/2033 (e)	1,762	1,854	5.50%, 8/ 1/2019 (e)	125	133
5.00%, 6/ 1/2033 (e)	1,109	1,142	5.50%, 9/ 1/2019 (e)	339	361
5.00%, 6/ 1/2033 (e)	2,898	2,984	5.50%, 10/ 1/2019 (e)	126	134
6.00%, 9/ 1/2034 (e)	585	624	4.50%, 12/ 1/2019 (e)	380	396
5.00%, 12/ 1/2034 (e)	334	343	4.50%, 1/ 1/2020 (e)	1,264	1,314
6.00%, 2/ 1/2035 (e)	489	522	7.50%, 4/ 1/2022 (e)	7	7
6.50%, 4/ 1/2035 (e)	66	71	6.00%, 6/ 1/2022 (e)	191	206
5.00%, 5/ 1/2035 (e)	671	690	6.00%, 11/ 1/2023 (e)	6	6
5.00%, 7/ 1/2035 (e)	291	299	6.50%, 11/ 1/2023 (e)	99	107
5.00%, 7/ 1/2035 (e)	355	365	5.50%, 5/ 1/2024 (e)	148	157
5.00%, 10/ 1/2035 (e)	625	642	6.50%, 5/ 1/2024 (e)	57	62
6.00%, 8/ 1/2036 (e)	1,762	1,873	6.50%, 7/ 1/2025 (e)	18	20
6.00%, 10/ 1/2036 (a)(e)	771	819	6.50%, 8/ 1/2025 (e)	63	68
6.00%, 3/ 1/2037 (e)	704	748	6.50%, 2/ 1/2026 (e)	25	27
5.50%, 7/ 1/2037 (e)	288	302	6.00%, 3/ 1/2026 (e)	10	11
6.50%, 12/ 1/2037 (e)	446	478	6.50%, 3/ 1/2026 (e)	7	8
6.00%, 1/ 1/2038 (a)(e)	300	319	6.50%, 5/ 1/2026 (e)	27	29
6.00%, 1/ 1/2038 (e)	2,587	2,748	6.50%, 6/ 1/2026 (e)	11	12
6.00%, 1/ 1/2038 (e)	991	1,053	7.00%, 1/ 1/2027 (e)	10	11
6.00%, 3/ 1/2038 (e)	348	369	7.50%, 7/ 1/2027 (e)	3	3
5.50%, 4/ 1/2038 (e)	410	430	7.00%, 11/ 1/2027 (e)	14	16
6.00%, 4/ 1/2038 (e)	700	743	6.50%, 7/ 1/2028 (e)	22	24

See accompanying notes

189

Schedule of Investments
Government & High Quality Bond Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
U.S. GOVERNMENT & GOVERNMENT AGENCY			U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (continued)			OBLIGATIONS (continued)
Federal National Mortgage Association (FNMA)			Federal National Mortgage Association (FNMA)
(continued)			(continued)
6.50%, 9/ 1/2028 (e)	$ 25 $	27	5.50%, 5/ 1/2038 (e)	$ 1,743 $	1,827
6.00%, 11/ 1/2028 (e)	74	80	5.50%, 6/ 1/2038 (e)	837	877
7.00%, 10/ 1/2029 (e)	113	125	5.50%, 7/ 1/2038 (e)	6,961	7,294
8.00%, 6/ 1/2030 (e)	9	10	6.00%, 7/ 1/2038 (e)	1,807	1,916
7.00%, 5/ 1/2031 (e)	6	7	5.50%, 8/ 1/2038 (e)	982	1,029
7.50%, 5/ 1/2031 (e)	111	125	5.50%, 9/ 1/2038 (e)	2,239	2,347
6.50%, 9/ 1/2031 (e)	127	137	5.00%, 7/ 1/2039 (e)	10,221	10,500
6.00%, 12/ 1/2031 (e)	123	131	4.50%, 1/ 1/2040 (e)(f)	14,060	14,034
4.19%, 12/ 1/2032 (a)(e)	136	139	5.50%, 1/ 1/2040 (e)(f)	3,835	4,014
6.00%, 1/ 1/2033 (e)	534	571			111,143
5.50%, 3/ 1/2033 (e)	3,442	3,621
			Government National Mortgage Association
5.50%, 6/ 1/2033 (e)	479	503	(GNMA) (4.55%)
5.50%, 9/ 1/2033 (e)	6,702	7,044	7.00%, 1/15/2024	16	18
5.06%, 12/ 1/2033 (a)(e)	767	807	7.00%, 12/15/2027	33	37
5.00%, 5/ 1/2034 (e)	2,143	2,206	7.00%, 3/15/2028	185	206
2.81%, 7/ 1/2034 (a)(e)	193	197	7.00%, 5/15/2028	86	96
5.50%, 9/ 1/2034 (e)	2,824	2,968	7.00%, 5/15/2031	41	45
5.00%, 4/ 1/2035 (e)	572	588	7.00%, 9/15/2031	151	168
5.00%, 4/ 1/2035 (e)	1,284	1,320	7.00%, 6/15/2032	373	414
5.00%, 7/ 1/2035 (e)	91	94	5.00%, 9/15/2033	46	47
5.00%, 7/ 1/2035 (e)	1,763	1,812	5.50%, 11/15/2033	246	259
5.00%, 8/ 1/2035 (e)	410	422	5.00%, 2/15/2034	2,338	2,422
5.50%, 9/ 1/2035 (e)	2,662	2,796	5.50%, 11/15/2038	1,141	1,197
5.59%, 11/ 1/2035 (a)(e)	3,270	3,451	5.50%, 1/15/2039	1,405	1,474
5.50%, 8/ 1/2036 (e)	734	771	5.50%, 1/15/2039	536	562
6.00%, 9/ 1/2036 (e)	986	1,047	5.50%, 3/15/2039	1,089	1,142
6.50%, 12/ 1/2036 (e)	870	933	6.00%, 1/ 1/2040 (f)	625	660
5.50%, 2/ 1/2037 (e)	1,598	1,675	6.00%, 5/20/2024	95	101
5.50%, 2/ 1/2037 (e)	94	99	6.00%, 6/20/2024	184	196
5.76%, 5/ 1/2037 (a)(e)	5,316	5,645	6.00%, 6/20/2024	35	38
5.00%, 6/ 1/2037 (e)	6,417	6,593	6.00%, 11/20/2025	42	44
5.50%, 6/ 1/2037 (e)	921	965	6.50%, 12/20/2025	29	32
6.50%, 7/ 1/2037 (e)	208	222	6.50%, 1/20/2026	49	53
6.50%, 7/ 1/2037 (e)	272	292	6.00%, 2/20/2026	17	18
6.50%, 10/ 1/2037 (e)	471	504	6.50%, 2/20/2026	47	51
6.00%, 11/ 1/2037 (e)	514	545	6.00%, 4/20/2026	33	35
6.00%, 12/ 1/2037 (e)	256	271	6.00%, 5/20/2026	17	19
6.00%, 12/ 1/2037 (e)	277	293	6.00%, 6/20/2026	22	24
5.50%, 2/ 1/2038 (e)	1,444	1,514	6.00%, 6/20/2026	18	19
6.00%, 2/ 1/2038 (e)	1,496	1,586	6.00%, 7/20/2026	20	21
6.00%, 2/ 1/2038 (a)(e)	1,716	1,819	6.00%, 9/20/2026	19	20
6.50%, 2/ 1/2038 (e)	196	210	6.00%, 3/20/2027	99	106
5.50%, 3/ 1/2038 (e)	960	1,005	6.00%, 1/20/2028	16	18
5.50%, 3/ 1/2038 (e)	2,130	2,232	6.00%, 3/20/2028	16	17
6.00%, 3/ 1/2038 (e)	494	524	6.00%, 6/20/2028	82	88
6.00%, 3/ 1/2038 (e)	685	726	6.00%, 7/20/2028	57	61
6.50%, 3/ 1/2038 (e)	177	189	6.00%, 3/20/2029	101	108
6.00%, 4/ 1/2038 (e)	802	850	6.00%, 7/20/2029	109	117

See accompanying notes

190

Schedule of Investments
Government & High Quality Bond Account
December 31, 2009

	Principal		(a) Variable Rate. Rate shown is in effect at December 31, 2009.
	Amount	Value	(b) Security is Illiquid
	(000's)	(000's)	(c) Security or a portion of the security was pledged to cover margin
			requirements for futures contracts. At the end of the period, the value of
U.S. GOVERNMENT & GOVERNMENT AGENCY			these securities totaled $179 or 0.07% of net assets.
OBLIGATIONS (continued)			(d)	Security exempt from registration under Rule 144A of the Securities Act
Government National Mortgage Association			of 1933. These securities may be resold in transactions exempt from
(GNMA) (continued)			registration, normally to qualified institutional buyers. Unless otherwise
5.50%, 5/20/2035	$ 1,206 $	1,268	indicated, these securities are not considered illiquid. At the end of the
		11,201	period, the value of these securities totaled $811 or 0.33% of net assets.
			(e)	This entity was put into conservatorship by the U.S. Government in 2008.
U.S. Treasury (10.10%)
			See footnote 3 for additional information.
1.50%, 10/31/2010	4,000	4,035	(f)	Security was purchased in a "to-be-announced" ("TBA") transaction.
2.13%, 11/30/2014	8,000	7,811	See Notes to Financial Statements.
4.13%, 5/15/2015	4,500	4,798	(g) Security is a Principal Only Strip.
3.13%, 5/15/2019	3,500	3,315
4.50%, 8/15/2039	5,000	4,887	Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
		24,846
			of investments held by the account as of the period end were as follows:
U.S. Treasury Inflation-Indexed Obligations (4.10%)
3.00%, 7/15/2012	9,378	10,083	Unrealized Appreciation	$ 7,671
			Unrealized Depreciation	(10,730)
U.S. Treasury Strip (3.90%)			Net Unrealized Appreciation (Depreciation)	(3,059)
0.00%, 11/15/2015 (g)	1,750	1,457	Cost for federal income tax purposes	267,869
0.00%, 5/15/2020 (g)	10,500	6,779	All dollar amounts are shown in thousands (000's)
0.00%, 11/15/2021 (g)	2,300	1,354
		9,590	Portfolio Summary (unaudited)
			Sector	Percent
TOTAL U.S. GOVERNMENT & GOVERNMENT
AGENCY OBLIGATIONS	$ 210,181		Mortgage Securities	79.53%
			Government	21.05%
REPURCHASE AGREEMENTS (1.37%)			Asset Backed Securities	4.86%
Diversified Banking Institutions (1.37%)			Financial	2.22%
Investment in Joint Trading Account; Bank			Liabilities in Excess of Other Assets, Net	(7.66%)
of America Repurchase Agreement;			TOTAL NET ASSETS	100.00%
0.005% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency			Other Assets Summary (unaudited)
Issues; $1,511,000; 0.00% - 3.75%; dated			Asset Type	Percent
01/26/10 - 04/15/26)	$ 1,482$	1,482	Futures	9.30%
Investment in Joint Trading Account;
Deutsche Bank Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $465,000; 0.00% - 4.75%; dated
02/22/10 - 11/19/12)	456	456
Investment in Joint Trading Account;
Morgan Stanley Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $1,465,000; 0.00% - 0.90%; dated
01/15/10 - 04/08/10)	1,436	1,436
		3,374

TOTAL REPURCHASE AGREEMENTS	$ 3,374

Total Investments	$ 264,810
Liabilities in Excess of Other Assets, Net - (7.66)%		(18,839)

TOTAL NET ASSETS - 100.00%	$ 245,971

See accompanying notes

191

Schedule of Investments
Government & High Quality Bond Account
December 31, 2009

Futures Contracts
				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)
US 5 Year Note; March 2010	Buy	200	$ 23,299	$ 22,877	$ (422)
All dollar amounts are shown in thousands (000's)

See accompanying notes

192

Schedule of Investments
Income Account
December 31, 2009

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)
COMMON STOCKS (0.00%)			BONDS (continued)
Pipelines (0.00%)			Containers - Paper & Plastic (1.05%)
Energy Maintenance Services Group LLC -			Sealed Air Corp
Warrants (a)(b)(c)	58 $	-	7.88%, 6/15/2017 (d)	$ 2,000 $	2,130
TOTAL COMMON STOCKS	$ -
			Cruise Lines (1.67%)
PREFERRED STOCKS (0.02%)			Carnival Corp
Finance - Mortgage Loan/Banker (0.02%)			7.20%, 10/ 1/2023	1,475	1,509
Freddie Mac 8.38%; Series Z (c)	40,000	42	Royal Caribbean Cruises Ltd
TOTAL PREFERRED STOCKS	$ 42		8.75%, 2/ 2/2011	1,000	1,046
	Principal		6.88%, 12/ 1/2013	850	835
	Amount	Value			3,390
	(000's)	(000's)	Diversified Banking Institutions (6.06%)
BONDS (68.74%)			Bank of America Corp
Aerospace & Defense (1.51%)			5.42%, 3/15/2017	800	790
Boeing Co/The			8.00%, 12/29/2049 (e)	1,000	963
8.75%, 8/15/2021	$ 850	1,107	8.13%, 12/29/2049 (e)	1,000	963
Lockheed Martin Corp			Citigroup Inc
5.50%, 11/15/2039	2,000	1,960	6.50%, 1/18/2011	2,525	2,640
		3,067	Goldman Sachs Group Inc/The
Airlines (0.90%)			6.88%, 1/15/2011	2,100	2,227
Southwest Airlines Co 1994-A Pass Through			JP Morgan Chase & Co
Trust			5.13%, 9/15/2014	850	896
9.15%, 7/ 1/2016	1,675	1,820	7.90%, 4/29/2049 (e)	2,000	2,063
			Morgan Stanley
Auto - Medium & Heavy Duty Trucks (0.42%)			4.75%, 4/ 1/2014	850	855
New Flyer Industries Ltd			6.25%, 8/ 9/2026	850	879
14.00%, 8/19/2020 (a)(b)(d)	908	857			12,276

Brewery (1.16%)			Electric - Integrated (9.14%)
Anheuser-Busch InBev Worldwide Inc			Exelon Generation Co LLC
7.75%, 1/15/2019 (d)	2,000	2,342	6.20%, 10/ 1/2017	2,000	2,144
			Florida Power Corp
Cable/Satellite TV (2.76%)			6.35%, 9/15/2037	1,500	1,626
Comcast Corp			Metropolitan Edison Co
6.45%, 3/15/2037	2,000	2,062	4.95%, 3/15/2013	1,000	1,041
COX Communications Inc			Mirant Americas Generation LLC
6.45%, 12/ 1/2036 (d)	2,000	2,002	8.50%, 10/ 1/2021	2,000	1,900
Time Warner Cable Inc			Nisource Finance Corp
6.55%, 5/ 1/2037	1,500	1,529	5.25%, 9/15/2017	2,000	1,967
		5,593	Ohio Edison Co
			5.45%, 5/ 1/2015	850	896
Casino Hotels (0.84%)
			Oncor Electric Delivery Co LLC
MGM Mirage			7.00%, 9/ 1/2022	1,750	1,946
13.00%, 11/15/2013	1,000	1,147
			Pacific Gas & Electric Co
11.13%, 11/15/2017 (d)	500	554	4.20%, 3/ 1/2011	1,900	1,961
		1,701	PacifiCorp
Casino Services (0.99%)			4.95%, 8/15/2014	775	826
Peninsula Gaming LLC			5.25%, 6/15/2035	850	805
10.75%, 8/15/2017 (d)	2,000	2,010	PPL Energy Supply LLC
			5.70%, 10/15/2035	2,000	2,080
Commercial Services (0.94%)			Southwestern Electric Power Co
Ceridian Corp			5.38%, 4/15/2015	1,275	1,324
11.25%, 11/15/2015 (e)	2,000	1,907			18,516

See accompanying notes

193

Schedule of Investments
Income Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Finance - Investment Banker & Broker (1.36%)			Multimedia (continued)
Jefferies Group Inc			News America Holdings Inc
7.75%, 3/15/2012	$ 1,500 $	1,622	8.00%, 10/17/2016	$ 1,000 $	1,177
6.25%, 1/15/2036	1,425	1,136	News America Inc
		2,758	6.40%, 12/15/2035	1,000	1,027
					2,506
Finance - Leasing Company (0.06%)
DVI Inc			Non-Hazardous Waste Disposal (1.52%)
0.00%, 2/ 1/2004 (a)(b)(c)	900	91	Allied Waste North America Inc
0.00%, 2/ 1/2004 (a)(b)(c)	400	37	7.25%, 3/15/2015	1,675	1,750
		128	Waste Management Inc
			7.38%, 8/ 1/2010	1,275	1,321
Gas - Distribution (0.79%)					3,071
Sempra Energy
6.15%, 6/15/2018	1,500	1,592	Oil Company - Exploration & Production (2.26%)
			OPTI Canada Inc
Industrial Gases (1.00%)			7.88%, 12/15/2014	2,425	1,989
Airgas Inc			XTO Energy Inc
4.50%, 9/15/2014	2,000	2,030	6.25%, 4/15/2013	1,275	1,404
			6.75%, 8/ 1/2037	1,000	1,178
Life & Health Insurance (1.08%)					4,571
Prudential Financial Inc
7.38%, 6/15/2019	1,000	1,121	Oil Company - Integrated (1.11%)
8.88%, 6/15/2038 (e)	1,000	1,060	Petro-Canada
			4.00%, 7/15/2013	850	878
		2,181
			9.25%, 10/15/2021	1,075	1,378
Medical - Drugs (0.94%)					2,256
Elan Finance PLC/Elan Finance Corp
8.75%, 10/15/2016 (d)	2,000	1,910	Oil Refining & Marketing (0.49%)
			Tesoro Corp/Texas
Medical - Hospitals (2.17%)			6.25%, 11/ 1/2012	1,000	995
HCA Inc
8.75%, 9/ 1/2010	331	339	Physical Therapy & Rehabilitation Centers (0.81%)
7.50%, 11/ 6/2033	250	219	Healthsouth Corp
			10.75%, 6/15/2016	1,500	1,631
HCA Inc/DE
9.25%, 11/15/2016	1,000	1,074
			Pipelines (4.23%)
Tenet Healthcare Corp
			ANR Pipeline Co
9.00%, 5/ 1/2015 (d)	1,262	1,363
			9.63%, 11/ 1/2021	1,000	1,326
10.00%, 5/ 1/2018 (d)	1,262	1,413
			El Paso Natural Gas Co
		4,408	7.50%, 11/15/2026	2,100	2,304
Metal - Diversified (0.88%)			Energy Maintenance Services Group LLC
Xstrata Canada Corp			11.50%, 3/ 1/2014 (a)(b)	2,000	1,700
6.00%, 10/15/2015	1,675	1,789	Enterprise Products Operating LLC
			6.38%, 2/ 1/2013	350	379
MRI - Medical Diagnostic Imaging (0.48%)			Express Pipeline LP
Alliance HealthCare Services Inc			7.39%, 12/31/2017 (d)	1,774	1,883
8.00%, 12/ 1/2016 (d)	1,000	975	Southern Natural Gas Co
			8.00%, 3/ 1/2032	850	977
Multi-Line Insurance (0.40%)					8,569
Farmers Insurance Exchange
			Property Trust (1.06%)
6.00%, 8/ 1/2014 (d)	850	802
			WEA Finance LLC / WT Finance Aust Pty Ltd
			6.75%, 9/ 2/2019 (d)	2,000	2,147
Multimedia (1.24%)
Historic TW Inc
9.15%, 2/ 1/2023	250	302

See accompanying notes

194

Schedule of Investments
Income Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Publishing - Books (0.67%)			Special Purpose Entity (1.04%)
Reed Elsevier Capital Inc			CCM Merger Inc
6.75%, 8/ 1/2011	$ 1,275 $	1,367	8.00%, 8/ 1/2013 (d)	$ 1,675 $	1,359
			QHP Royalty Sub LLC
Regional Banks (2.61%)			10.25%, 3/15/2015 (d)	750	753
Bank One Corp					2,112
10.00%, 8/15/2010	325	343
			Telecommunication Equipment - Fiber Optics (0.27%)
Wells Fargo & Co
4.63%, 4/15/2014	1,900	1,938	Corning Inc
			6.63%, 5/15/2019	500	545
7.98%, 3/29/2049 (e)	3,000	3,007
		5,288
			Telecommunication Services (1.19%)
Reinsurance (0.71%)			Qwest Corp
Aspen Insurance Holdings Ltd			8.88%, 3/15/2012 (e)	1,675	1,801
6.00%, 8/15/2014	1,425	1,440	Telus Corp
			8.00%, 6/ 1/2011	571	618
REITS - Healthcare (3.69%)					2,419
HCP Inc
			Telephone - Integrated (1.72%)
6.00%, 3/ 1/2015	1,675	1,664
			Deutsche Telekom International Finance BV
Health Care REIT Inc
			8.50%, 6/15/2010 (e)	3,375	3,488
6.20%, 6/ 1/2016	1,675	1,628
Healthcare Realty Trust Inc
			Toys (0.44%)
8.13%, 5/ 1/2011	2,100	2,206
			Mattel Inc
6.50%, 1/17/2017	2,000	1,981	7.30%, 6/13/2011	850	898
		7,479

REITS - Office Property (1.02%)			Transport - Services (0.97%)
Arden Realty LP			Trailer Bridge Inc
5.20%, 9/ 1/2011	1,000	1,035	9.25%, 11/15/2011	2,000	1,960
5.25%, 3/ 1/2015	1,000	1,029	TOTAL BONDS	$ 139,309
		2,064	SENIOR FLOATING RATE INTERESTS (0.99%)
REITS - Regional Malls (1.24%)			Special Purpose Entity (0.99%)
Simon Property Group LP			CCM Merger Inc, Term Loan B
10.35%, 4/ 1/2019	2,000	2,512	8.50%, 7/21/2012 (e)	2,067	2,010
			TOTAL SENIOR FLOATING RATE INTERESTS	$ 2,010
REITS - Shopping Centers (1.42%)
			CONVERTIBLE BONDS (1.83%)
Developers Diversified Realty Corp
4.63%, 8/ 1/2010	850	844	Medical Products (0.63%)
			China Medical Technologies Inc
Kimco Realty Corp
			4.00%, 8/15/2013	2,000	1,268
6.88%, 10/ 1/2019	2,000	2,034
		2,878
			Pharmacy Services (1.20%)
Rental - Auto & Equipment (0.98%)			Omnicare Inc
ERAC USA Finance Co			3.25%, 12/15/2035	3,000	2,441
6.38%, 10/15/2017 (d)	1,000	1,010	TOTAL CONVERTIBLE BONDS	$ 3,709
7.00%, 10/15/2037 (d)	1,000	979
			U.S. GOVERNMENT & GOVERNMENT AGENCY
		1,989	OBLIGATIONS (24.55%)
Retail - Automobile (0.48%)			Federal Home Loan Mortgage Corporation
			(FHLMC) (10.89%)
Asbury Automotive Group Inc
			5.50%, 11/ 1/2017 (f)	273	290
8.00%, 3/15/2014	1,000	982
			5.50%, 1/ 1/2018 (f)	170	181
Retail - Regional Department Store (0.97%)			5.00%, 8/ 1/2019 (f)	1,673	1,761
Neiman Marcus Group Inc/The			9.00%, 1/ 1/2025 (f)	9	10
10.38%, 10/15/2015	2,000	1,960	6.50%, 6/ 1/2029 (f)	69	75
			6.50%, 8/ 1/2029 (f)	68	73

See accompanying notes

195

Schedule of Investments
Income Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
U.S. GOVERNMENT & GOVERNMENT AGENCY			REPURCHASE AGREEMENTS (1.53%)
OBLIGATIONS (continued)			Diversified Banking Institutions (1.53%)
Federal Home Loan Mortgage Corporation			Investment in Joint Trading Account; Bank
(FHLMC) (continued)			of America Repurchase Agreement;
6.00%, 3/ 1/2031 (f)	$ 116 $	124	0.005% dated 12/31/09 maturing 01/04/10
5.50%, 5/ 1/2031 (f)	188	198	(collateralized by Sovereign Agency
7.00%, 1/ 1/2032 (f)	74	82	Issues; $1,389,000; 0.00% - 3.75%; dated
6.00%, 5/ 1/2032 (f)	256	275	01/26/10 - 04/15/26)	$ 1,362$	1,362
4.50%, 8/ 1/2033 (f)	1,770	1,780	Investment in Joint Trading Account;
			Deutsche Bank Repurchase Agreement;
5.50%, 6/ 1/2035 (f)	1,498	1,575	0.01% dated 12/31/09 maturing 01/04/10
5.00%, 11/ 1/2035 (f)	2,214	2,275	(collateralized by Sovereign Agency
5.50%, 1/ 1/2036 (f)	1,949	2,049	Issues; $427,000; 0.00% - 4.75%; dated
5.50%, 4/ 1/2036 (f)	1,035	1,086	02/22/10 - 11/19/12)	419	419
			Investment in Joint Trading Account;
6.00%, 6/ 1/2038 (f)	1,460	1,550
			Morgan Stanley Repurchase Agreement;
4.00%, 4/ 1/2039 (f)	2,923	2,822	0.01% dated 12/31/09 maturing 01/04/10
4.50%, 5/ 1/2039 (f)	2,918	2,914	(collateralized by Sovereign Agency
4.50%, 7/ 1/2039 (f)	2,967	2,962	Issues; $1,346,000; 0.00% - 0.90%; dated
			01/15/10 - 04/08/10)	1,320	1,320
		22,082
					3,101
Federal National Mortgage Association (FNMA) (6.48%)
5.00%, 1/ 1/2018 (f)	508	536	TOTAL REPURCHASE AGREEMENTS	$ 3,101
7.00%, 1/ 1/2030 (f)	9	10	Total Investments	$ 197,933
6.50%, 5/ 1/2031 (f)	44	48	Other Assets in Excess of Liabilities, Net - 2.34%		4,751
6.00%, 4/ 1/2032 (f)	334	357	TOTAL NET ASSETS - 100.00%	$ 202,684
6.50%, 4/ 1/2032 (f)	284	307
6.50%, 5/ 1/2032 (f)	134	145
5.50%, 3/ 1/2033 (f)	532	559	(a)	Market value is determined in accordance with procedures established in
			good faith by the Board of Directors. At the end of the period, the value
5.50%, 6/ 1/2033 (f)	1,664	1,751	of these securities totaled $2,685 or 1.32% of net assets.
5.50%, 2/ 1/2035 (f)	1,898	1,994	(b) Security is Illiquid
4.00%, 3/ 1/2039 (f)	3,421	3,306	(c) Non-Income Producing Security
5.00%, 8/ 1/2035 (f)	3,997	4,120	(d)	Security exempt from registration under Rule 144A of the Securities Act
		13,133	of 1933. These securities may be resold in transactions exempt from
			registration, normally to qualified institutional buyers. Unless otherwise
Government National Mortgage Association			indicated, these securities are not considered illiquid. At the end of the
(GNMA) (0.18%)			period, the value of these securities totaled $24,489 or 12.08% of net
9.00%, 2/15/2025	16	18	assets.
7.00%, 6/20/2031	121	134	(e)	Variable Rate. Rate shown is in effect at December 31, 2009.
6.00%, 5/20/2032 (e)	190	204	(f)	This entity was put into conservatorship by the U.S. Government in 2008.
			See footnote 3 for additional information.
		356

U.S. Treasury (7.00%)			Unrealized Appreciation (Depreciation)
2.75%, 2/15/2019	2,000	1,841	The net federal income tax unrealized appreciation (depreciation) and federal tax cost
3.13%, 5/15/2019	2,000	1,894	of investments held by the account as of the period end were as follows:
5.38%, 2/15/2031	1,000	1,105
			Unrealized Appreciation	$ 10,519
5.00%, 5/15/2037	2,000	2,124
			Unrealized Depreciation		(4,694)
3.50%, 2/15/2039	3,000	2,457
			Net Unrealized Appreciation (Depreciation)		5,825
4.25%, 5/15/2039	3,000	2,815
			Cost for federal income tax purposes		192,108
4.50%, 8/15/2039	2,000	1,955	All dollar amounts are shown in thousands (000's)
		14,191

TOTAL U.S. GOVERNMENT & GOVERNMENT
AGENCY OBLIGATIONS	$ 49,762

See accompanying notes

196

Schedule of Investments
Income Account
December 31, 2009
Portfolio Summary (unaudited)
Sector	Percent
Financial	24.26%
Mortgage Securities	17.55%
Utilities	9.92%
Consumer, Non-cyclical	9.31%
Energy	8.09%
Communications	7.85%
Government	7.02%
Consumer, Cyclical	6.72%
Industrial	5.05%
Basic Materials	1.89%
Other Assets in Excess of Liabilities, Net	2.34%
TOTAL NET ASSETS	100.00%

See accompanying notes

197

Schedule of Investments
International Emerging Markets Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (94.05%)			COMMON STOCKS (continued)
Airlines (0.31%)			Chemicals - Diversified (0.41%)
Air China Ltd (a)	690,000 $	535	Hanwha Chem Corp (a)	61,090 $	705

Appliances (0.35%)			Chemicals - Fibers (0.15%)
Arcelik AS (a)	150,669	592	Kolon Industries Inc (b)	7,080	260

Applications Software (0.35%)			Circuit Boards (0.53%)
Check Point Software Technologies Ltd (a)	17,809	603	Tripod Technology Corp	269,000	908

Auto - Car & Light Trucks (2.36%)			Coal (2.13%)
Dongfeng Motor Group Co Ltd	692,000	988	Banpu Public Co Ltd	48,800	845
Hyundai Motor Co	14,642	1,516	China Shenhua Energy Co Ltd	330,500	1,604
Kia Motors Corp (a)	34,310	589	Yanzhou Coal Mining Co Ltd	543,996	1,190
Tata Motors Ltd	55,272	933			3,639
		4,026
			Commercial Banks (15.01%)
Auto/Truck Parts & Equipment - Replacement (0.32%)			ABSA Group Ltd	47,767	830
Weichai Power Co Ltd	68,000	545	Asya Katilim Bankasi AS (a)	349,152	803
			Banco do Brasil SA	74,527	1,270
Batteries & Battery Systems (0.40%)			Bangkok Bank Public Co	102,700	360
Simplo Technology Co Ltd	115,500	684	Bank Mandiri Tbk PT	2,140,000	1,055
			Bank Negara Indonesia Persero Tbk PT	3,042,000	637
Beverages - Non-Alcoholic (0.46%)
			Bank of China Ltd	4,400,000	2,364
Fomento Economico Mexicano SAB de CV
ADR	16,358	783	Bank of Communications Co Ltd	874,000	1,005
			Bank Pekao SA (a)	15,285	859
Brewery (0.98%)			Bank Rakyat Indonesia	750,000	603
Cia de Bebidas das Americas ADR	16,471	1,665	Busan Bank	71,720	856
			China Construction Bank Corp	3,150,217	2,691
Building - Heavy Construction (0.72%)			HDFC Bank Ltd ADR	6,930	901
Daelim Industrial Co Ltd (a)	17,353	1,233	ICICI Bank Ltd ADR	20,972	791
			Industrial and Commercial Bank of China Ltd	3,707,000	3,053
Building - Residential & Commercial (0.57%)
			Korea Exchange Bank	59,300	736
Corp GEO SAB de CV (a)	201,341	536
			Malayan Banking Bhd	457,200	913
Desarrolladora Homex SAB de CV ADR (a)	13,190	443
			Nedbank Group Ltd	41,314	696
		979
			OTP Bank PLC (a)	40,242	1,152
Building Products - Wood (0.48%)			Powszechna Kasa Oszczednosci Bank Polski
Duratex SA	87,554	814	SA	48,104	635
			Siam Commercial Bank Public (b)	106,600	277
Casino Hotels (0.40%)			State Bank of India Ltd	8,876	873
Genting Bhd	323,000	688	Turkiye Garanti Bankasi AS	297,136	1,261
			Turkiye Halk Bankasi AS	121,065	965
Cellular Telecommunications (5.78%)
					25,586
America Movil SAB de CV ADR	67,354	3,164
China Mobile Ltd	220,459	2,051	Computer Services (1.76%)
Mobile Telesystems OJSC ADR	29,980	1,466	Infosys Technologies Ltd ADR	37,990	2,100
MTN Group Ltd	34,876	556	Tata Consultancy Services Ltd	55,542	895
Taiwan Mobile Co Ltd	378,000	737			2,995
Vimpel-Communications ADR	45,045	837	Computers (1.08%)
Vivo Participacoes SA ADR (a)	33,853	1,050	Compal Electronics Inc	69,333	96
		9,861	Foxconn Technology Co Ltd	155,000	598
			Lenovo Group Ltd	1,858,000	1,151
					1,845

See accompanying notes

198

Schedule of Investments International Emerging Markets Account

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Computers - Peripheral Equipment (0.83%)			Food - Retail (0.46%)
Chicony Electronics Co Ltd	325,000 $	783	Cia Brasileira de Distribuicao Grupo Pao de
Lite-On Technology Corp	417,075	627	Acucar ADR	10,378$	780
		1,410
			Gold Mining (0.24%)
Diversified Financial Services (0.80%)			Zijin Mining Group Co Ltd	436,000	413
E.Sun Financial Holding Co Ltd (a)	670,000	279
Shinhan Financial Group Co Ltd	12,270	454	Home Furnishings (0.67%)
Woori Finance Holdings Co Ltd (a)	53,220	630	Steinhoff International Holdings Ltd (a)	409,622	1,150
		1,363
			Import & Export (0.33%)
Diversified Minerals (0.56%)			Hyosung Corp	7,760	568
Anglo American PLC (a)	21,991	947
			Internet Content - Entertainment (0.35%)
Diversified Operations (1.58%)			Perfect World Co Ltd ADR (a)	14,972	591
Imperial Holdings Ltd	40,239	481
LG Corp	18,823	1,176	Life & Health Insurance (2.59%)
Shanghai Industrial Holdings Ltd	150,000	761	Cathay Financial Holding Co Ltd (a)	830,000	1,545
Tongaat Hulett Ltd	20,954	280	China Life Insurance Co Ltd	313,000	1,532
		2,698	Sanlam Ltd	437,110	1,347
Electric - Integrated (0.67%)					4,424
Enersis SA ADR	27,598	631	Machinery - Construction & Mining (0.31%)
Reliance Infrastructure Ltd	20,917	514	United Tractors Tbk PT	322,500	528
		1,145
			Medical - Drugs (0.76%)
Electric Products - Miscellaneous (0.79%)
			Dr Reddys Laboratories Ltd	53,239	1,304
LG Electronics Inc	12,875	1,342
			Medical - Generic Drugs (0.93%)
Electronic Components - Miscellaneous (3.13%)
			Teva Pharmaceutical Industries Ltd ADR	28,254	1,587
AU Optronics Corp	746,580	895
Hon Hai Precision Industry Co Ltd	724,928	3,390	Medical Products (0.34%)
LG Display Co Ltd	31,110	1,052	Aspen Pharmacare Holdings Ltd (a)	58,338	582
		5,337
			Metal - Copper (1.35%)
Electronic Components - Semiconductors (4.31%)
Epistar Corp	188,000	704	Antofagasta PLC	87,634	1,394
Hynix Semiconductor Inc (a)	56,270	1,119	Sterlite Industries India Ltd ADR	49,477	901
Samsung Electronics Co Ltd	8,059	5,526			2,295
		7,349	Metal - Diversified (1.76%)
			KGHM Polska Miedz SA	52,273	1,928
Electronic Parts Distribution (0.47%)
WPG Holdings Co Ltd	455,000	793	MMC Norilsk Nickel ADR (a)	74,218	1,065
					2,993
Enterprise Software & Services (0.31%)			Metal - Iron (0.59%)
Totvs SA	7,700	521	Novolipetsk Steel OJSC (a)	32,906	1,006

Finance - Investment Banker & Broker (0.27%)			Non-Ferrous Metals (1.28%)
KGI Securities Co Ltd (a)(c)	38,782	460	China Molybdenum Co Ltd	536,000	427
			Grupo Mexico SAB de CV	450,200	1,030
Food - Dairy Products (0.50%)
			Korea Zinc Co Ltd	4,194	732
China Mengniu Dairy Co Ltd (a)	242,000	860
					2,189
Food - Miscellaneous/Diversified (0.53%)			Oil Company - Exploration & Production (2.87%)
Uni-President Enterprises Corp	732,888	904	CNOOC Ltd	346,000	539
			Gazprom OAO (b)(c)	11,053	692

See accompanying notes

199

Schedule of Investments
International Emerging Markets Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil Company - Exploration & Production			Retail - Convenience Store (0.11%)
(continued)			President Chain Store Corp	79,920 $	190
NovaTek OAO	12,557 $	820
OAO Gazprom	83,291	2,087	Retail - Hypermarkets (0.48%)
PTT Public Company Limited (b)	102,100	754	Wal-Mart de Mexico SAB de CV	182,200	814
		4,892
			Retail - Major Department Store (0.64%)
Oil Company - Integrated (9.48%)
			Lotte Shopping Co Ltd	3,701	1,096
China Petroleum & Chemical Corp	1,930,000	1,700
Lukoil OAO ADR	29,841	1,683	Rubber - Tires (0.50%)
PetroChina Co Ltd	1,653,017	1,965	Cheng Shin Rubber Industry Co Ltd	365,200	843
Petroleo Brasileiro SA ADR	165,404	7,887
Rosneft Oil Co	268,471	2,291	Semiconductor Component - Integrated Circuits (3.16%)
Tatneft ADR	21,974	635	Novatek Microelectronics Corp Ltd	262,000	875
		16,161	Richtek Technology Corp	88,000	897
			Taiwan Semiconductor Manufacturing Co Ltd	1,793,164	3,614
Oil Refining & Marketing (0.81%)
Reliance Industries Ltd	58,769	1,373			5,386
			Special Purpose Banks (0.48%)
Paper & Related Products (0.67%)			Industrial Bank of Korea (a)	68,890	825
Fibria Celulose SA ADR (a)	43,925	1,003
Lee & Man Paper Manufacturing Ltd	201,600	139	Steel - Producers (4.61%)
		1,142	Angang Steel Co Ltd	320,000	698
			China Steel Corp	313,943	324
Petrochemicals (0.53%)
LG Chem Ltd	4,586	899	Cia Siderurgica Nacional SA ADR	34,440	1,100
			Evraz Group SA (a)	22,881	639
Platinum (0.86%)			JSW Steel Ltd	39,950	866
Impala Platinum Holdings Ltd	53,554	1,467	Mechel ADR	26,410	497
			POSCO ADR	20,706	2,715
Public Thoroughfares (0.33%)			Ternium SA ADR (a)	28,890	1,023
Zhejiang Expressway Co Ltd	604,000	557			7,862

Real Estate Operator & Developer (3.42%)			Steel - Specialty (0.40%)
Agile Property Holdings Ltd	392,000	569	Citic Pacific Ltd	253,000	676
Cyrela Brazil Realty SA	61,750	868
			Steel Pipe & Tube (0.15%)
Huaku Development Co Ltd	158,000	401
			Confab Industrial SA	84,362	248
KWG Property Holding Ltd	925,000	706
Rossi Residencial SA	111,969	983	Telecommunication Services (0.78%)
Shenzhen Investment Ltd	1,122,968	474	China Telecom Corp Ltd	800,000	331
Shimao Property Holdings Ltd	459,500	861	Telekomunikasi Indonesia Tbk PT	1,003,500	999
Sino-Ocean Land Holdings Ltd	402,000	369			1,330
Unitech Ltd	341,797	601
			Telephone - Integrated (0.63%)
		5,832
			Bezeq Israeli Telecommunication Corp Ltd	427,860	1,079
Retail - Apparel & Shoe (0.38%)
Lojas Renner SA	28,700	647	Transport - Marine (0.43%)
			Sincere Navigation	556,000	733
Retail - Automobile (0.78%)
PT Astra International Tbk	362,000	1,331	Wireless Equipment (0.00%)
			Gemtek Technology Corp	3,931	7
Retail - Consumer Electronics (0.29%)			TOTAL COMMON STOCKS	$ 160,366
GOME Electrical Appliances Holdings Ltd (a)	1,365,000	491

See accompanying notes

200

Schedule of Investments
International Emerging Markets Account
December 31, 2009

			Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
	Shares	Value	of investments held by the account as of the period end were as follows:
	Held	(000's)
PREFERRED STOCKS (5.40%)			Unrealized Appreciation	$ 39,009
Commercial Banks (2.24%)			Unrealized Depreciation	(7,079)
Banco Bradesco SA	103,632 $	2,163	Net Unrealized Appreciation (Depreciation)	31,930
Itau Unibanco Holding SA	74,491	1,653	Cost for federal income tax purposes	137,862
		3,816	All dollar amounts are shown in thousands (000's)

Diversified Minerals (2.89%)
			Portfolio Summary (unaudited)
Vale SA	203,772	4,933
			Country	Percent

Electric - Distribution (0.26%)			Brazil	16.43%
			China	14.65%
Eletropaulo Metropolitana Eletricidade de
			Korea, Republic Of	14.09%
Sao Paulo SA	22,100	438
			Taiwan, Province Of China	12.48%
			Russian Federation	7.67%
Investment Companies (0.01%)			India	7.07%
Lereko Mobility Pty Ltd (a)	2,003	11	South Africa	4.34%
TOTAL PREFERRED STOCKS	$ 9,198		Hong Kong	4.02%
			Mexico	3.97%
	Principal		Indonesia	3.02%
	Amount	Value	Turkey	2.12%
	(000's)	(000's)	Poland	2.01%
			Israel	1.92%
REPURCHASE AGREEMENTS (0.13%)			United Kingdom	1.37%
Diversified Banking Institutions (0.13%)			Thailand	1.31%
Investment in Joint Trading Account; Bank			Luxembourg	0.98%
of America Repurchase Agreement;			Malaysia	0.94%
0.005% dated 12/31/09 maturing 01/04/10			Hungary	0.68%
(collateralized by Sovereign Agency			Chile	0.37%
			United States	0.14%
Issues; $102,000; 0.00% - 3.75%; dated
			Other Assets in Excess of Liabilities, Net	0.42%
01/26/10 - 04/15/26)	$ 100$	100
Investment in Joint Trading Account;			TOTAL NET ASSETS	100.00%
Deutsche Bank Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $31,000; 0.00% - 4.75%; dated
02/22/10 - 11/19/12)	31	31
Investment in Joint Trading Account;
Morgan Stanley Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $99,000; 0.00% - 0.90%; dated
01/15/10 - 04/08/10)	97	97
		228

TOTAL REPURCHASE AGREEMENTS	$ 228

Total Investments	$ 169,792
Other Assets in Excess of Liabilities, Net - 0.42%		716

TOTAL NET ASSETS - 100.00%	$ 170,508

(a)	Non-Income Producing Security
(b)	Market value is determined in accordance with procedures established in good faith by the Board of Directors. At the end of the period, the value of these securities totaled $1,983 or 1.16% of net assets.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities are not considered illiquid. At the end of the period, the value of these securities totaled $1,152 or 0.68% of net assets.

See accompanying notes

201

Schedule of Investments International SmallCap Account

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (97.78%)			COMMON STOCKS (continued)
Advertising Services (0.71%)			Beverages - Non-Alcoholic (0.63%)
Aegis Group PLC	374,131 $	722	Britvic PLC	97,425 $	639

Aerospace & Defense (1.15%)			Beverages - Wine & Spirits (0.48%)
MTU Aero Engines Holding AG	16,111	879	Davide Campari-Milano SpA	46,981	491
Saab AB	17,932	296
		1,175	Bicycle Manufacturing (0.09%)
			Accell Group	2,301	96
Agricultural Operations (0.07%)
KWS Saat AG	393	67	Broadcasting Services & Programming (0.36%)
			Promotora de Informaciones SA (a)	71,252	354
Airlines (0.57%)
			Usen Corp (a)	30,881	17
easyJet PLC (a)	58,781	333
					371
Norwegian Air Shuttle AS (a)	12,400	246
		579	Building - Heavy Construction (2.07%)
			Astaldi SpA	8,182	70
Airport Development & Maintenance (0.25%)
			Compagnie d'Entreprises CFE	947	48
Gemina SpA (a)	309,494	253
			Halla Engineering & Construction Corp (a)	9	-
			Maeda Road Construction Co Ltd	10,000	74
Apparel Manufacturers (0.15%)
Gerry Weber International AG	4,964	157	NCC AB	34,545	567
			Nippo Corp	30,988	222
Appliances (0.36%)			NRW Holdings Ltd	31,154	56
Indesit Co SpA (a)	24,029	269	PYI Corp Ltd (a)	984,000	50
Noritz Corp	7,700	100	SHO-BOND Holdings Co Ltd	4,500	75
		369	Tecnicas Reunidas SA	11,682	672
			Trevi Finanziaria SpA	17,825	282
Applications Software (0.08%)
					2,116
Aero Inventory PLC (b)	19,271	82
			Building - Maintenance & Service (0.33%)
Audio & Video Products (1.17%)			Connaught PLC	40,536	232
Alpine Electronics Inc (a)	14,900	158	Mears Group PLC	22,224	100
Pace PLC	79,863	269			332
Skyworth Digital Holdings Ltd	744,000	763
			Building - Residential & Commercial (1.01%)
		1,190
			Mitsui Home Co Ltd	13,000	63
Auto - Medium & Heavy Duty Trucks (0.05%)			Persimmon PLC (a)	95,643	723
Rosenbauer International AG	1,121	47	Redrow PLC (a)	116,362	249
					1,035
Auto/Truck Parts & Equipment - Original (3.30%)
FCC Co Ltd	5,100	90	Building & Construction - Miscellaneous (1.05%)
GKN PLC (a)	282,132	528	Bird Construction Income Fund	2,683	88
Imasen Electric Industrial	12,800	164	Kumagai Gumi Co Ltd (a)	117,000	70
Keihin Corp	28,700	429	Morgan Sindall PLC	8,633	84
Koito Manufacturing Co Ltd	40,943	658	Penta-Ocean Construction Co Ltd	66,000	65
Linamar Corp	19,289	256	YIT OYJ	37,057	765
Musashi Seimitsu Industry Co Ltd	5,300	124			1,072
Pacific Industrial Co Ltd	6,000	32	Building & Construction Products -
Piolax Inc	1,700	29	Miscellaneous (0.87%)
Shiroki Corp	18,000	35	Cardo AB	2,461	74
Tachi-S Co Ltd	2,100	21	Hong Leong Asia Ltd	59,000	121
Unipres Corp	12,600	200	Sika AG	445	692
Valeo SA (a)	22,870	801			887
		3,367

See accompanying notes

202

Schedule of Investments
International SmallCap Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Building Products - Cement & Aggregate (0.35%)			Commercial Banks (continued)
Sa des Ciments Vicat	4,201 $	354	Oita Bank Ltd/The	27,000 $	97
			San-In Godo Bank Ltd/The	48,000	374
Building Products - Doors & Windows (0.39%)			SpareBank 1 SMN	10,704	100
Central Glass Co Ltd	104,000	398	Sydbank A/S (a)	16,161	412
			Tokyo Tomin Bank Ltd/The	7,800	106
Capacitors (0.23%)
			Verwaltungs- und Privat-Bank AG	732	72
Nippon Chemi-Con Corp (a)	65,000	238
					3,431
Casino Hotels (0.07%)			Commercial Services (0.49%)
Galaxy Entertainment Group Ltd (a)	186,003	76	Cape PLC (a)	43,427	158
			MacDonald Dettwiler & Associates Ltd (a)	8,500	345
Casino Services (0.08%)					503
Mars Engineering Corp	3,227	78
			Communications Software (0.06%)
Cellular Telecommunications (0.29%)			NEC Mobiling Ltd	2,700	66
Hutchison Telecommunications Hong Kong
Holdings Ltd	292,000	50	Computer Services (0.38%)
Okinawa Cellular Telephone Co	33	55	Computacenter PLC	25,621	103
T-Gaia Corp	106	188	Ines Corp	11,300	88
		293	Novabase SGPS SA (a)	14,353	91
			SDL PLC (a)	16,631	110
Chemicals - Diversified (0.44%)
					392
C Uyemura & Co Ltd	739	29
Nippon Soda Co Ltd	26,000	94	Computers (0.11%)
Nippon Synthetic Chemical Industry Co			Japan Digital Laboratory Co Ltd	5,400	60
Ltd/The	35,000	269	MCJ Co Ltd	511	51
Sakai Chemical Industry Co Ltd	12,000	54			111
		446
			Computers - Integrated Systems (0.08%)
Chemicals - Other (0.02%)			CSE Global Ltd	125,500	77
H&R WASAG AG	1,018	22
			Computers - Peripheral Equipment (0.05%)
Chemicals - Specialty (0.91%)			Domino Printing Sciences	9,379	50
Lintec Corp	17,844	359
Rhodia SA (a)	31,659	565	Consulting Services (0.15%)
		924	Groupe Steria SCA	4,949	152

Coal (1.18%)			Containers - Metal & Glass (0.35%)
Grande Cache Coal Corp (a)	92,700	474	CCL Industries Inc	11,400	307
MacArthur Coal Ltd	72,453	728	Vetropack Holding AG	32	54
		1,202			361
Coatings & Paint (0.11%)			Cosmetics & Toiletries (0.06%)
Chugoku Marine Paints Ltd	16,000	112	Dr Ci:Labo Co Ltd	31	63

Commercial Banks (3.36%)			Diagnostic Kits (0.27%)
Banca Generali SpA	10,818	131	DiaSorin SpA	7,866	280
Bank of the Ryukyus Ltd	3,800	44
Canadian Western Bank	23,300	488	Distribution & Wholesale (1.42%)
Credito Emiliano SpA (a)	32,579	251	D'ieteren SA	465	185
Kagoshima Bank Ltd/The	37,740	264	Diploma PLC	26,857	76
Keiyo Bank Ltd/The	49,000	218	Esprinet SpA	9,897	129
Laurentian Bank of Canada	8,900	363	Headlam Group PLC	7,875	38
Marfin Popular Bank Public Co Ltd	157,506	511	Inaba Denki Sangyo Co Ltd	3,400	78

See accompanying notes

203

Schedule of Investments International SmallCap Account

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Distribution & Wholesale (continued)			Electronic Components - Miscellaneous
Inabata & Co Ltd	19,929 $	71	(continued)
			Chemring Group PLC	12,222 $	577
Inchcape PLC (a)	1,606,162	766
			CMK Corp/Japan	25,600	185
Iwatani Corp	25,000	72
			Daishinku Corp	8,780	33
Trusco Nakayama Corp	2,700	38
			Nitto Kogyo Corp	4,100	41
		1,453
			Sato Corp	5,400	56
Diversified Financial Services (1.08%)			SMK Corp	40,000	231
Challenger Financial Services Group Ltd	167,482	631	Tamura Corp	12,000	37
Irish Life & Permanent PLC (a)	79,713	375			1,934
Public Financial Holdings Ltd	116,000	66
Renta 4 SA	4,455	34	Electronic Components - Semiconductors (0.72%)
			Axell Corp	800	28
		1,106
			Megachips Corp	10,300	145
Diversified Manufacturing Operations (1.93%)			Mimasu Semiconductor Industry Co Ltd	7,000	84
Aalberts Industries NV	40,845	588	Sanken Electric Co Ltd	38,000	108
Cookson Group PLC (a)	95,753	648	Shinko Electric Industries Co Ltd	25,200	367
NKT Holding A/S (a)	12,402	691			732
Senior PLC	37,192	45
		1,972	Electronic Connectors (0.20%)
			Japan Aviation Electronics Industry Ltd	30,000	202
Diversified Minerals (1.23%)
Extract Resources Ltd (a)	14,668	109	Electronic Parts Distribution (0.04%)
Independence Group NL	16,439	71	Marubun Corp	7,124	44
Mincor Resources NL	42,000	67
Pan Australian Resources Ltd (a)	1,462,765	737	E-Marketing & Information (0.06%)
Straits Resources Ltd	172,371	266	Moneysupermarket.com Group PLC	50,243	60
		1,250
			Energy - Alternate Sources (0.04%)
Diversified Operations (0.85%)			Alerion Cleanpower SpA (a)	51,542	38
CIR-Compagnie Industriali Riunite SpA (a)	85,615	223
First Pacific Co	422,000	256	Engineering - Research & Development Services (4.24%)
Mitie Group PLC	89,897	333	Aangpanneforeningen AB	5,087	139
Sequana (a)	4,641	53	Ausgroup Ltd	616,209	291
		865	COMSYS Holdings Corp	57,300	603
			Downer EDI Ltd	98,324	820
E-Commerce - Services (0.42%)
			Imtech NV	22,604	610
Rightmove PLC	53,392	433
			Kandenko Co Ltd	12,000	76
Electric - Distribution (0.51%)			Monadelphous Group Ltd	26,488	340
DUET Group	324,113	520	NEC Networks & System Integration Corp	37,300	451
			Nippon Densetsu Kogyo Co Ltd	6,000	48
Electric - Integrated (1.04%)			Permasteelisa SpA (a)	5,529	103
Atco Ltd	11,014	485	Rotary Engineering Ltd	161,000	119
Energiedienst Holding AG	1,408	81	Transfield Services Ltd	136,395	518
Iride SpA	125,393	239	Yongnam Holdings Ltd	1,060,000	206
Okinawa Electric Power Co Inc/The	4,800	256			4,324
		1,061
			Enterprise Software & Services (1.39%)
Electric Products - Miscellaneous (0.26%)			Micro Focus International PLC	87,498	640
Nippon Signal Co Ltd	27,400	266	Temenos Group AG (a)	25,343	653
			Unit 4 Agresso NV (a)	5,297	126
Electronic Components - Miscellaneous (1.90%)
					1,419
AAC Acoustic Technologies Holdings Inc	262,000	430
Alps Electric Co Ltd (a)	58,600	344

See accompanying notes

204

Schedule of Investments International SmallCap Account

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Environmental Consulting & Engineering (0.07%)			Food - Wholesale & Distribution (0.18%)
Derichebourg SA	15,503 $	69	Heng Tai Consumables Group Ltd (a)	682,500 $	69
			Kato Sangyo Co Ltd	5,000	92
E-Services - Consulting (0.24%)			Yokohama Reito Co Ltd	3,017	19
Atea ASA	27,800	240			180

Finance - Credit Card (0.11%)			Gas - Distribution (0.33%)
Jaccs Co Ltd	47,000	111	Just Energy Income Fund	24,300	334

Finance - Investment Banker & Broker (1.73%)			Gold Mining (1.93%)
BinckBank NV	32,872	589	Alamos Gold Inc (a)	45,300	543
Brewin Dolphin Holdings PLC	27,529	61	Avocet Mining PLC (a)	62,457	107
Close Brothers Group PLC	48,466	539	Red Back Mining Inc (a)	52,161	746
Ichiyoshi Securities Co Ltd	7,300	49	SEMAFO Inc (a)	135,900	574
Mito Securities Co Ltd	16,000	36			1,970
Takagi Securities Co Ltd	41,541	76	Golf (0.17%)
Toyo Securities Co Ltd	17,000	31	Accordia Golf Co Ltd	158	169
Tullett Prebon PLC	84,757	379
		1,760	Home Decoration Products (0.04%)
			Sangetsu Co Ltd	1,873	39
Finance - Leasing Company (0.32%)
First Ship Lease Trust	137,254	59
			Hotels & Motels (0.27%)
Fuyo General Lease Co Ltd	9,800	207	Millennium & Copthorne Hotels PLC	45,417	271
ICHINEN HOLDINGS CO LTD	8,800	34
NEC Capital Solutions Ltd	2,035	26	Human Resources (0.30%)
		326	Brunel International NV	4,488	151
Finance - Mortgage Loan/Banker (0.20%)			Healthcare Locums PLC	29,921	134
Paragon Group of Cos PLC	95,860	202	Sthree PLC	4,876	23
					308
Finance - Other Services (0.58%)			Import & Export (0.34%)
IG Group Holdings PLC	96,380	590	Kanematsu Corp (a)	463,950	346

Fisheries (0.51%)			Industrial Gases (0.57%)
Austevoll Seafood ASA (a)	20,000	124	Air Water Inc	49,000	577
Cermaq ASA (a)	13,299	128
Nippon Suisan Kaisha Ltd	96,300	272	Internet Gambling (0.41%)
		524	bwin Interactive Entertainment AG (a)	6,983	416
Food - Dairy Products (0.55%)
			Investment Companies (0.94%)
Megmilk Snow Brand Co Ltd	16,295	240
			Australian Infrastructure Fund	65,831	105
Morinaga Milk Industry Co Ltd	82,000	324
			Kardan NV (a)	13,649	79
		564
			Kinnevik Investment AB	46,183	690
Food - Meat Products (0.06%)			Macquarie International Infrastructure Fund
HKScan Oyj	5,656	64	Ltd	255,041	82
					956
Food - Miscellaneous/Diversified (1.66%)
			Investment Management & Advisory Services (0.89%)
Axfood AB	8,416	246
			Azimut Holding SpA	57,398	768
Devro PLC	29,804	64
			BlueBay Asset Management PLC	3,461	17
Nisshin Oillio Group Ltd/The	57,000	287
			F&C Asset Management PLC	96,415	118
Nutreco Holding NV	10,870	611
					903
Viscofan SA	18,905	480
		1,688	Leisure & Recreation Products (0.29%)
			CTS Eventim AG	2,826	138
See accompanying notes

205

Schedule of Investments
International SmallCap Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Leisure & Recreation Products (continued)			Medical Laboratory & Testing Service
Daiichikosho Co Ltd	9,200 $	104	(continued)
			CML Healthcare Income Fund	11,100 $	146
Kawai Musical Instruments Manufacturing
Co Ltd	43,000	50			392
		292	Medical Products (1.32%)
Lighting Products & Systems (0.08%)			Nipro Corp	20,941	433
Zumtobel AG (a)	4,440	87	Orthofix International NV (a)	1,745	54
			Sonova Holding AG	6,545	793
Machinery - Construction & Mining (0.51%)			Sorin SpA (a)	32,780	63
Danieli & C. Officine Meccaniche SpA	17,083	425			1,343
Duro Felguera SA	9,497	98
			Metal - Diversified (1.41%)
		523
			Boliden AB	64,143	824
Machinery - Farm (0.05%)			Breakwater Resources Ltd (a)	168,000	66
AG Growth International Inc	1,653	55	Chuo Denki Kogyo Co Ltd	7,000	51
			FNX Mining Co Inc (a)	45,000	496
Machinery - General Industry (0.38%)					1,437
Hosokawa Micron Corp	8,000	30
Kinki Sharyo Co Ltd	35,000	274	Metal - Iron (0.58%)
Sintokogio Ltd	12,400	88	Ferrexpo PLC	83,821	267
		392	Mount Gibson Iron Ltd (a)	218,414	322
					589
Machinery - Material Handling (0.10%)
Tsubakimoto Chain Co	27,000	106	Metal Processors & Fabrication (0.21%)
			Kitz Corp	29,000	141
Machinery - Pumps (0.61%)			Nachi-Fujikoshi Corp	35,000	76
Weir Group PLC/The	53,939	622			217
			Metal Products - Distribution (0.07%)
Medical - Biomedical/Gene (0.19%)
			Daiichi Jitsugyo Co Ltd	28,954	75
Biotest AG	2,092	103
Medigene AG (a)	9,461	49	Metal Products - Fasteners (0.03%)
Pharming Group NV (a)	64,953	42	Oiles Corp	1,922	27
		194
Medical - Drugs (1.71%)			Mining Services (0.06%)
ASKA Pharmaceutical Co Ltd	7,000	48	Ausdrill Ltd	33,161	62
Boiron SA	2,255	97
			Miscellaneous Manufacturers (0.13%)
Miraca Holdings Inc	20,200	556
			GWA International Ltd	29,235	84
Nippon Shinyaku Co Ltd	33,000	369
			Peace Mark Holdings Ltd (a)(b)	300,000	-
Oriola-KD OYJ	26,110	165
			Sperian Protection	642	46
Pronova BioPharma AS (a)	29,146	88
					130
Recordati SpA	21,651	161
Stallergenes	2,016	170	Mortgage Banks (0.62%)
United Laboratories Ltd/The	178,000	94	Aareal Bank AG (a)	13,424	256
		1,748	Home Capital Group Inc	9,500	379
					635
Medical - Generic Drugs (0.11%)
Towa Pharmaceutical Co Ltd	2,400	111	Multi-Line Insurance (0.06%)
			Tower Ltd	38,982	57
Medical - Wholesale Drug Distribution (0.57%)
Meda AB	64,328	579	Multimedia (0.34%)
			Quebecor Inc	13,317	346
Medical Laboratory & Testing Service (0.38%)
BML Inc	9,000	246

See accompanying notes

206

Schedule of Investments International SmallCap Account

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Networking Products (0.35%)			Professional Sports (0.02%)
DragonWave Inc (a)	31,155 $	357	Juventus Football Club SpA (a)	18,388 $	24

Non-Ferrous Metals (0.08%)			Property & Casualty Insurance (0.64%)
Minara Resources Ltd (a)	79,902	58	Amlin PLC	97,774	565
Recylex SA (a)	1,985	25	Chaucer Holdings PLC	78,822	58
		83	Novae Group PLC	5,822	28
					651
Office Supplies & Forms (0.04%)
Pilot Corp	34	38	Public Thoroughfares (0.11%)
			Societa Iniziative Autostradali e Servizi SpA	11,643	109
Oil - Field Services (1.23%)
Acergy SA	36,200	571	Publishing - Newspapers (0.15%)
TGS Nopec Geophysical Co ASA (a)	37,500	679	Gruppo Editoriale L'Espresso SpA (a)	46,691	150
		1,250
			Real Estate Management & Services (2.05%)
Oil Company - Exploration & Production (4.43%)
			Allied Properties HK Ltd (a)	942,000	174
Alliance Oil Co Ltd (a)	40,356	574
			Arnest One Corp	24,097	245
AWE Ltd (a)	176,160	441
			Beni Stabili SpA	133,143	109
Bankers Petroleum Ltd (a)	138,500	822
			Citycon Oyj	30,652	129
Baytex Energy Trust	31,900	904
			Deutsche Euroshop AG	10,547	357
Celtic Exploration Ltd (a)	21,966	438
			Fabege AB	27,274	171
Dana Petroleum PLC (a)	24,183	457
			Hufvudstaden AB	29,939	227
Det Norske Oljeselskap ASA (a)	13,986	82
			Nexity	13,606	495
Petrominerales Ltd (a)	11,363	204
			Sumitomo Real Estate Sales Co Ltd	4,370	181
Premier Oil PLC (a)	27,951	496
					2,088
Total Gabon	255	96
		4,514	Real Estate Operator & Developer (1.23%)
			Grainger PLC	2,139	4
Oil Company - Integrated (0.71%)
			Great Eagle Holdings Ltd	167,000	433
Pacific Rubiales Energy Corp (a)	49,400	728
			K Wah International Holdings Ltd	331,000	122
			Klovern AB	29,500	94
Oil Refining & Marketing (0.82%)
DCC PLC	29,751	832	Norwegian Property ASA (a)	197,000	457
			ST Modwen Properties PLC (a)	14,893	47
Paper & Related Products (1.20%)			Unite Group PLC (a)	20,477	99
Billerud AB	31,499	234			1,256

DS Smith PLC	65,523	134	Recreational Vehicles (0.02%)
Lee & Man Paper Manufacturing Ltd	704,720	486	Aicon SpA (a)	56,382	25
Portucel Empresa Produtora de Pasta e Papel
SA	41,678	118	Regional Banks-Non US (0.37%)
Smurfit Kappa Group PLC (a)	27,896	247	Banque Cantonale Vaudoise (a)	940	373
		1,219

Pharmacy Services (0.27%)			Reinsurance (0.43%)
SXC Health Solutions Corp (a)	5,100	279	Hannover Rueckversicherung AG (a)	9,310	439

Photo Equipment & Supplies (0.04%)			REITS - Apartments (0.53%)
Vitec Group PLC/The	6,020	38	BLife Investment Corp	27	119
			FC Residential Investment Corp	18	39
Platinum (0.19%)			Nippon Accommodations Fund Inc	46	241
Eastern Platinum Ltd (a)	223,616	196	Nippon Residential Investment Corp	57	138
					537

See accompanying notes

207

Schedule of Investments
International SmallCap Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
REITS - Diversified (1.89%)			Retail - Drug Store (0.26%)
CapitaCommercial Trust	731,000 $	606	Cosmos Pharmaceutical Corp	9,200 $		232
Challenger Diversified Property Group	71,129	30	Sogo Medical Co Ltd	1,500		34
Fukuoka REIT Corp	24	126				266
Kenedix Realty Investment Corp	137	375
			Retail - Home Furnishings (0.11%)
Mori Hills REIT Investment Corp	42	129	Dunelm Group PLC	18,124		111
Suntec Real Estate Investment Trust	585,000	560
Top REIT Inc	16	71	Retail - Jewelry (0.09%)
Wereldhave Belgium NV	331	29	Folli-Follie SA	5,086		95
		1,926
			Retail - Major Department Store (0.41%)
REITS - Office Property (1.35%)
			Home Retail Group PLC	92,107		418
Great Portland Estates PLC	126,707	586
GZI Real Estate Investment Trust	299,000	113	Retail - Miscellaneous/Diversified (0.81%)
Japan Excellent Inc	55	245	Amplifon SpA (a)	34,027		147
MID REIT Inc	47	100	Arcs Co Ltd	8,261		109
Nippon Commercial Investment Corp	212	308	Debenhams PLC (a)	349,156		437
Societe de la Tour Eiffel	331	25	Heiwado Co Ltd	8,269		95
		1,377	Kasumi Co Ltd	8,231		40
REITS - Shopping Centers (0.44%)						828
Fortune Real Estate Investment Trust	259,000	104	Retail - Restaurants (0.43%)
Frasers Centrepoint Trust	13,359	13	Domino's Pizza UK & IRL PLC	34,433		165
Vastned Retail NV	5,086	335	McDonald's Holdings Co Japan Ltd	14,037		269
		452				434
REITS - Storage (0.09%)			Retail - Sporting Goods (0.20%)
Big Yellow Group PLC (a)	15,557	89	Alpen Co Ltd	5,333		79
			Xebio Co Ltd	6,800		120
Retail - Apparel & Shoe (0.07%)
						199
Le Chateau Inc	2,900	38
Right On Co Ltd	4,900	38	Retail - Toy Store (0.28%)
		76	Jumbo SA	22,696		287

Retail - Bookstore (0.03%)			Retail - Vision Service Center (0.17%)
Village Vanguard Co Ltd	8	30	Megane TOP Co Ltd	15,740		172

Retail - Building Products (0.85%)			Rubber & Plastic Products (0.37%)
BSS Group PLC	15,767	61	JSP Corp	3,767		40
Travis Perkins PLC (a)	59,219	811	Nippon Valqua Industries Ltd	12,666		24
		872	Sekisui Plastics Co Ltd	5,784		27
Retail - Catalog Shopping (0.03%)			Semperit AG Holding	5,699		220
Belluna Co Ltd	6,802	28	Tokai Rubber Industries Inc	6,000		62
						373
Retail - Consumer Electronics (1.20%)
			Schools (0.12%)
EDION Corp	34,400	372
			Meiko Network Japan Co Ltd	5,859		37
JB Hi-Fi Ltd	40,058	810
			Navitas Ltd	22,937		84
Mobilezone Holding AG	5,232	39
						121
		1,221
			Security Services (0.63%)
Retail - Convenience Store (0.06%)
			Prosegur Cia de Seguridad SA	13,150		644
Ministop Co Ltd	4,880	59

See accompanying notes

208

Schedule of Investments International SmallCap Account

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Semiconductor Component - Integrated Circuits (0.47%)			Textile - Products (0.08%)
CSR PLC (a)	72,483 $	476	Kurabo Industries Ltd	54,000 $	82

Semiconductor Equipment (1.44%)			Therapeutics (0.14%)
Aixtron AG	29,245	978	ThromboGenics NV (a)	6,502	140
ASM International NV (a)	16,643	420
Shinkawa Ltd	4,200	67	Transport - Marine (0.98%)
		1,465	Clarkson PLC	4,620	55
			Farstad Shipping ASA	1,600	35
Shipbuilding (0.06%)
			Inui Steamship Co Ltd	20,854	146
Namura Shipbuilding Co Ltd	12,700	65
			Jinhui Shipping & Transportation Ltd (a)	20,000	88
			Mercator Lines Singapore Ltd	299,177	65
Soap & Cleaning Products (0.20%)
Mcbride PLC	59,972	204	Pacific Basin Shipping Ltd	692,000	496
			Stolt-Nielsen SA	8,300	115
Steel - Producers (0.58%)					1,000
Chubu Steel Plate Co Ltd	11,000	58	Transport - Services (0.82%)
Delta PLC	44,141	99	Koninklijke Vopak NV (a)	8,398	666
Kyoei Steel Ltd	13,300	245	TransForce Inc	21,494	172
Nakayama Steel Works Ltd	28,204	39			838
Tubos Reunidos SA	17,517	54
			Transport - Truck (0.73%)
Yodogawa Steel Works Ltd	24,000	98
			Fukuyama Transporting Co Ltd	50,000	230
		593
			Hamakyorex Co Ltd	2,613	60
Steel - Specialty (0.05%)			Seino Holdings Corp	71,000	451
Mitsubishi Steel Manufacturing Co Ltd	33,000	56			741

Steel Pipe & Tube (0.28%)			Veterinary Products (0.08%)
Armtec Infrastructure Income Fund	11,606	282	Dechra Pharmaceuticals Plc	10,772	85

Storage & Warehousing (0.12%)			Wire & Cable Products (1.16%)
Sumitomo Warehouse Co Ltd/The	28,000	127	Bekaert SA	5,193	802
			Draka Holding NV (a)	7,384	142
Sugar (0.07%)			Hitachi Cable Ltd	79,653	241
Mitsui Sugar Co Ltd	23,000	74			1,185

Telecommunication Equipment (0.52%)			Wireless Equipment (0.10%)
Advanced Digital Broadcast Holdings SA (a)	2,258	111	Hitachi Kokusai Electric Inc	12,000	105
COM DEV International Ltd (a)	20,000	66	TOTAL COMMON STOCKS	$ 99,714
Oki Electric Industry Co Ltd (a)	307,433	255	PREFERRED STOCKS (0.62%)
Spirent Communications PLC	60,343	99	Television (0.62%)
		531	ProSiebenSat.1 Media AG	54,320	635
Telecommunication Services (0.59%)			TOTAL PREFERRED STOCKS	$ 635
Jazztel PLC (a)	317,925	121		Principal
Telenet Group Holding NV (a)	17,025	486		Amount	Value
		607		(000's)	(000's)
			REPURCHASE AGREEMENTS (0.82%)
Telephone - Integrated (0.14%)
Freenet AG (a)	10,826	147	Diversified Banking Institutions (0.82%)
			Investment in Joint Trading Account; Bank
			of America Repurchase Agreement;
Television (0.65%)
			0.005% dated 12/31/09 maturing 01/04/10
M6-Metropole Television	18,131	465	(collateralized by Sovereign Agency
TV Asahi Corp	141	201	Issues; $374,000; 0.00% - 3.75%; dated
		666	01/26/10 - 04/15/26)	$ 367$	367

See accompanying notes

209

Schedule of Investments
International SmallCap Account
December 31, 2009

			Portfolio Summary (unaudited)
	Principal
			Country	Percent
	Amount	Value
	(000's)	(000's)	Japan	21.90%
			United Kingdom	17.21%
REPURCHASE AGREEMENTS (continued)			Canada	10.76%
Diversified Banking Institutions (continued)			Australia	6.73%
Investment in Joint Trading Account;			Italy	4.65%
Deutsche Bank Repurchase Agreement;			Netherlands	4.37%
0.01% dated 12/31/09 maturing 01/04/10			Germany	4.14%
(collateralized by Sovereign Agency			Sweden	4.06%
Issues; $115,000; 0.00% - 4.75%; dated			France	3.35%
02/22/10 - 11/19/12)	$ 113$	113	Hong Kong	3.27%
			Switzerland	3.00%
Investment in Joint Trading Account;			Spain	2.29%
Morgan Stanley Repurchase Agreement;			Singapore	2.26%
0.01% dated 12/31/09 maturing 01/04/10			Norway	2.14%
(collateralized by Sovereign Agency			Belgium	1.66%
Issues; $363,000; 0.00% - 0.90%; dated			Ireland	1.43%
01/15/10 - 04/08/10)	355	355	Finland	1.10%
		835	Denmark	1.08%
			United States	0.82%
TOTAL REPURCHASE AGREEMENTS	$ 835		Austria	0.75%
			Russian Federation	0.56%
Total Investments	$ 101,184
			Cyprus	0.50%
Other Assets in Excess of Liabilities, Net - 0.78%		796	China	0.42%
TOTAL NET ASSETS - 100.00%	$ 101,980		Greece	0.38%
			Portugal	0.21%
			Liechtenstein	0.07%
			New Zealand	0.06%
(a) Non-Income Producing Security			Netherlands Antilles	0.05%
(b)	Market value is determined in accordance with procedures established in		Korea, Republic Of	0.00%
good faith by the Board of Directors. At the end of the period, the value			Other Assets in Excess of Liabilities, Net	0.78%
of these securities totaled $82 or 0.08% of net assets.			TOTAL NET ASSETS	100.00%

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 20,930
Unrealized Depreciation		(5,755)
Net Unrealized Appreciation (Depreciation)		15,175
Cost for federal income tax purposes		86,009
All dollar amounts are shown in thousands (000's)

See accompanying notes

210

Schedule of Investments LargeCap Blend Account II

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (97.39%)			COMMON STOCKS (continued)
Advertising Agencies (0.13%)			Auto - Car & Light Trucks (0.12%)
Interpublic Group of Cos Inc (a)	3,869 $	29	Ford Motor Co (a)	21,911$	219
Omnicom Group Inc	5,370	210
		239	Auto - Medium & Heavy Duty Trucks (0.13%)
			PACCAR Inc	6,756	245
Advertising Sales (0.02%)
Lamar Advertising Co (a)	1,200	37	Auto/Truck Parts & Equipment - Original (0.13%)
			Johnson Controls Inc	8,644	235
Aerospace & Defense (0.91%)
Boeing Co/The	8,416	456	Beverages - Non-Alcoholic (2.29%)
General Dynamics Corp	4,159	284	Coca-Cola Co/The	26,118	1,489
Lockheed Martin Corp	5,309	400	Coca-Cola Enterprises Inc	2,521	53
Northrop Grumman Corp	3,781	211	Pepsi Bottling Group Inc	1,200	45
Raytheon Co	4,181	215	PepsiCo Inc	43,417	2,640
Rockwell Collins Inc	2,050	113			4,227
		1,679
			Beverages - Wine & Spirits (0.04%)
Aerospace & Defense Equipment (1.03%)			Brown-Forman Corp	872	47
Goodrich Corp	2,684	173	Constellation Brands Inc (a)	1,670	26
Orbital Sciences Corp (a)	55,910	853			73
United Technologies Corp	12,678	880
			Brewery (0.03%)
		1,906
			Molson Coors Brewing Co	1,243	56
Agricultural Chemicals (0.82%)
CF Industries Holdings Inc	383	35	Broadcasting Services & Programming (0.07%)
Monsanto Co	17,584	1,438	Discovery Communications Inc - A Shares (a)	850	26
Potash Corp of Saskatchewan Inc	400	43	Discovery Communications Inc - C Shares (a)	2,950	78
		1,516	Scripps Networks Interactive	706	30
					134
Agricultural Operations (0.10%)
Archer-Daniels-Midland Co	5,610	176	Building - Residential & Commercial (0.71%)
			DR Horton Inc	4,691	51
Airlines (0.05%)			Lennar Corp	2,000	25
Southwest Airlines Co	8,300	95	Toll Brothers Inc (a)	65,590	1,234
					1,310
Apparel Manufacturers (0.18%)
Coach Inc	6,428	235	Building Products - Wood (0.95%)
Polo Ralph Lauren Corp	456	37	Masco Corp	126,687	1,750
VF Corp	706	51
			Cable/Satellite TV (0.54%)
		323
			Cablevision Systems Corp	4,200	108
Appliances (0.03%)			Comcast Corp - Class A	13,908	235
Whirlpool Corp	586	47	DIRECTV (a)	7,404	247
			Time Warner Cable Inc	9,819	406
Applications Software (3.16%)
					996
Compuware Corp (a)	1,888	14
Intuit Inc (a)	5,100	156	Casino Hotels (0.09%)
Microsoft Corp	178,355	5,438	MGM Mirage (a)	14,410	131
Red Hat Inc (a)	6,892	213	Wynn Resorts Ltd (a)	600	35
		5,821			166
Athletic Footwear (0.16%)			Casino Services (0.05%)
Nike Inc	4,453	294	International Game Technology	4,955	93

See accompanying notes

211

Schedule of Investments
LargeCap Blend Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Cellular Telecommunications (0.06%)			Computer Aided Design (0.57%)
MetroPCS Communications Inc (a)	7,200 $	55	Autodesk Inc (a)	41,590 $	1,057
NII Holdings Inc (a)	1,400	47
		102	Computer Services (0.23%)
			Accenture PLC - Class A	4,900	203
Chemicals - Diversified (0.39%)
			Cognizant Technology Solutions Corp (a)	1,600	73
Dow Chemical Co/The	8,539	236
			Computer Sciences Corp (a)	2,603	150
EI du Pont de Nemours & Co	11,245	378
					426
FMC Corp	575	32
PPG Industries Inc	1,310	77	Computers (4.70%)
		723	Apple Inc (a)	19,741	4,163
			Dell Inc (a)	20,203	290
Chemicals - Specialty (0.12%)
			Hewlett-Packard Co	39,779	2,049
Eastman Chemical Co	577	35
			IBM Corp	16,044	2,100
Ecolab Inc	1,883	84
			Sun Microsystems Inc (a)	5,994	56
International Flavors & Fragrances Inc	625	26
					8,658
Sigma-Aldrich Corp	1,367	69
		214	Computers - Integrated Systems (0.02%)
			Teradata Corp (a)	1,364	43
Coal (0.24%)
Consol Energy Inc	3,100	154	Computers - Memory Devices (0.35%)
Massey Energy Co	1,275	54	EMC Corp/Massachusetts (a)	24,686	431
Peabody Energy Corp	5,028	227	NetApp Inc (a)	2,200	76
		435	SanDisk Corp (a)	2,200	64
Coatings & Paint (0.07%)			Western Digital Corp (a)	1,786	79
Sherwin-Williams Co/The	2,075	128			650
			Computers - Peripheral Equipment (0.01%)
Commercial Banks (0.20%)
			Lexmark International Inc (a)	617	16
BB&T Corp	3,666	93
First Horizon National Corp (a)	4,584	61	Consulting Services (0.04%)
M&T Bank Corp	653	44	Verisk Analytics Inc (a)	2,700	82
Marshall & Ilsley Corp	15,707	86
Regions Financial Corp	13,900	73	Consumer Products - Miscellaneous (0.56%)
Zions Bancorporation	1,093	14	Clorox Co	4,205	256
		371	Kimberly-Clark Corp	12,257	781
					1,037
Commercial Services (0.05%)
Convergys Corp (a)	1,058	11	Containers - Metal & Glass (0.05%)
Iron Mountain Inc (a)	1,429	33	Ball Corp	745	39
Quanta Services Inc (a)	2,609	54	Owens-Illinois Inc (a)	1,338	44
		98			83
Commercial Services - Finance (1.39%)			Containers - Paper & Plastic (0.04%)
Automatic Data Processing Inc	6,030	258	Bemis Co Inc	856	25
Equifax Inc	1,002	31	Pactiv Corp (a)	1,049	25
H&R Block Inc	3,666	83	Sealed Air Corp	1,259	28
Mastercard Inc	1,260	323			78
Moody's Corp	28,110	753	Cosmetics & Toiletries (2.12%)
Paychex Inc	1,600	49	Avon Products Inc	3,066	97
Total System Services Inc	1,568	27	Colgate-Palmolive Co	4,010	330
Visa Inc	9,330	816	Estee Lauder Cos Inc/The	937	45
Western Union Co/The	11,980	226	Procter & Gamble Co	56,645	3,434
		2,566			3,906

See accompanying notes

212

Schedule of Investments
LargeCap Blend Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Cruise Lines (0.04%)			E-Commerce - Services (continued)
Carnival Corp	2,519 $	80	Priceline.com Inc (a)	632 $	138
					574
Data Processing & Management (0.14%)
			Electric - Generation (0.05%)
Dun & Bradstreet Corp	416	35
			AES Corp/The (a)	7,406	99
Fidelity National Information Services Inc	4,417	104
Fiserv Inc (a)	2,624	127
			Electric - Integrated (2.47%)
		266	Allegheny Energy Inc	4,046	95
Dental Supplies & Equipment (0.07%)			American Electric Power Co Inc	8,968	312
DENTSPLY International Inc	2,878	101	CMS Energy Corp	1,819	28
Patterson Cos Inc (a)	736	21	Consolidated Edison Inc	2,184	99
		122	Constellation Energy Group Inc	5,695	200
			Dominion Resources Inc/VA	3,333	130
Dialysis Centers (0.04%)
DaVita Inc (a)	1,400	82	DTE Energy Co	1,307	57
			Duke Energy Corp	9,445	163
Disposable Medical Products (0.05%)			Edison International	2,100	73
CR Bard Inc	1,100	86	Entergy Corp	3,394	278
			Exelon Corp	28,228	1,379
Distribution & Wholesale (0.09%)			FirstEnergy Corp	4,500	209
Fastenal Co	1,000	42	FPL Group Inc	5,852	309
Genuine Parts Co	1,965	74	Northeast Utilities	1,391	36
WW Grainger Inc	495	48	Pepco Holdings Inc	3,500	59
		164	PG&E Corp	2,074	93
Diversified Banking Institutions (4.78%)			Pinnacle West Capital Corp	2,103	77
Bank of America Corp	195,761	2,948	PPL Corp	7,693	249
Citigroup Inc	144,711	479	Progress Energy Inc	2,819	116
Goldman Sachs Group Inc/The	6,541	1,105	Public Service Enterprise Group Inc	5,233	174
JP Morgan Chase & Co	89,854	3,744	SCANA Corp	875	33
Morgan Stanley	18,283	541	Southern Co	3,855	128
		8,817	TECO Energy Inc	7,399	120
			Wisconsin Energy Corp	927	46
Diversified Manufacturing Operations (3.31%)
			Xcel Energy Inc	4,526	96
3M Co	9,917	820
					4,559
Cooper Industries PLC	2,500	106
Danaher Corp	7,149	538	Electric Products - Miscellaneous (0.18%)
Dover Corp	1,478	61	Emerson Electric Co	7,414	316
Eaton Corp	11,550	735	Molex Inc	1,080	23
General Electric Co	210,126	3,179			339
Honeywell International Inc	8,717	342	Electronic Components - Miscellaneous (0.08%)
Illinois Tool Works Inc	3,358	161	Jabil Circuit Inc	1,465	25
ITT Corp	1,448	72	Tyco Electronics Ltd	5,000	123
Leggett & Platt Inc	1,238	25			148
Parker Hannifin Corp	1,275	69
			Electronic Components - Semiconductors (1.36%)
		6,108
			Advanced Micro Devices Inc (a)	8,400	81
E-Commerce - Products (0.40%)			Altera Corp	2,339	53
Amazon.com Inc (a)	5,411	728	Broadcom Corp	2,088	66
			Intel Corp	74,007	1,510
E-Commerce - Services (0.31%)
			LSI Corp (a)	5,187	31
eBay Inc (a)	6,462	152
			MEMC Electronic Materials Inc (a)	1,700	23
Expedia Inc	7,774	200
			Micron Technology Inc (a)	16,039	169
Liberty Media Corp - Interactive (a)	7,700	84

See accompanying notes

213

Schedule of Investments
LargeCap Blend Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electronic Components - Semiconductors			Finance - Credit Card (0.68%)
(continued)			American Express Co	29,595 $	1,199
National Semiconductor Corp	12,759 $	196
			Discover Financial Services	4,261	63
NVIDIA Corp (a)	5,200	97
					1,262
QLogic Corp (a)	937	18
Texas Instruments Inc	8,164	213	Finance - Investment Banker & Broker (0.49%)
Xilinx Inc	2,193	55	Charles Schwab Corp/The	44,849	844
		2,512	TD Ameritrade Holding Corp (a)	3,200	62
					906
Electronic Connectors (0.03%)
Amphenol Corp	1,360	63	Finance - Other Services (0.28%)
			CME Group Inc	778	262
Electronic Forms (0.06%)			IntercontinentalExchange Inc (a)	1,280	144
Adobe Systems Inc (a)	3,078	113	NASDAQ OMX Group Inc/The (a)	2,126	42
			NYSE Euronext	2,500	63
Electronic Measurement Instruments (0.05%)					511
Agilent Technologies Inc (a)	3,000	93
			Food - Confectionery (0.09%)

Electronics - Military (0.04%)			Hershey Co/The	1,317	47
L-3 Communications Holdings Inc	925	80	JM Smucker Co/The	1,806	112
					159
Energy - Alternate Sources (0.57%)
			Food - Dairy Products (0.01%)
First Solar Inc (a)	7,700	1,043
			Dean Foods Co (a)	1,431	26

Engineering - Research & Development Services (0.15%)
			Food - Meat Products (0.01%)
Fluor Corp	3,328	150
			Hormel Foods Corp	554	21
Foster Wheeler AG (a)	1,600	47
Jacobs Engineering Group Inc (a)	984	37	Food - Miscellaneous/Diversified (1.90%)
McDermott International Inc (a)	2,100	50	Campbell Soup Co	5,000	169
		284	General Mills Inc	1,575	111

Engines - Internal Combustion (0.04%)			HJ Heinz Co	1,914	82
Cummins Inc	1,604	74	Kellogg Co	32,157	1,711
			Kraft Foods Inc	18,363	499
Enterprise Software & Services (0.51%)			McCormick & Co Inc/MD	25,490	921
BMC Software Inc (a)	1,461	58			3,493
CA Inc	14,767	332
			Food - Retail (0.13%)
Oracle Corp	22,481	552
			Kroger Co/The	3,154	65
		942
			Safeway Inc	3,313	70
Entertainment Software (0.03%)			SUPERVALU Inc	1,684	21
Electronic Arts Inc (a)	2,900	51	Whole Foods Market Inc (a)	3,014	83
					239
Fiduciary Banks (0.40%)
Bank of New York Mellon Corp/The	12,124	339	Food - Wholesale & Distribution (0.13%)
			Sysco Corp	8,692	243
Northern Trust Corp	2,500	131
State Street Corp	6,192	270
			Forestry (0.09%)
		740
			Plum Creek Timber Co Inc	1,293	49
Filtration & Separation Products (0.02%)			Weyerhaeuser Co	2,500	108
Pall Corp	936	34			157

			Gas - Distribution (0.30%)
Finance - Consumer Loans (0.04%)
			CenterPoint Energy Inc	16,075	233
SLM Corp (a)	6,500	73
			Nicor Inc	356	15
			NiSource Inc	7,788	120

See accompanying notes

214

Schedule of Investments LargeCap Blend Account II

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Gas - Distribution (continued)			Investment Management & Advisory Services (0.31%)
Sempra Energy	3,190 $	179	Ameriprise Financial Inc	2,026 $	79
		547	Federated Investors Inc	700	19
			Franklin Resources Inc	859	91
Gold Mining (0.62%)
Eldorado Gold Corp (a)	3,500	49	Invesco Ltd	8,309	195
Newmont Mining Corp	23,120	1,094	Janus Capital Group Inc	5,600	75
		1,143	T Rowe Price Group Inc	2,036	108
					567
Hazardous Waste Disposal (0.06%)
Stericycle Inc (a)	1,900	105	Life & Health Insurance (0.43%)
			Aflac Inc	7,289	337
Home Decoration Products (0.37%)			Lincoln National Corp	2,000	50
Newell Rubbermaid Inc	45,336	680	Prudential Financial Inc	6,563	327
			Torchmark Corp	655	29
Hotels & Motels (0.14%)			Unum Group	2,635	51
Marriott International Inc/DE	6,748	184			794
Starwood Hotels & Resorts Worldwide Inc	1,200	44
			Linen Supply & Related Items (0.04%)
Wyndham Worldwide Corp	1,417	28
			Cintas Corp	2,945	77
		256
Human Resources (0.01%)			Machinery - Construction & Mining (0.11%)
Robert Half International Inc	900	24	Caterpillar Inc	3,483	198

Independent Power Producer (0.08%)			Machinery - Farm (0.18%)
NRG Energy Inc (a)	5,900	139	Deere & Co	6,048	327

Industrial Audio & Video Products (0.71%)			Machinery - Pumps (0.02%)
Dolby Laboratories Inc (a)	27,400	1,308	Flowserve Corp	440	42

Industrial Automation & Robots (0.13%)			Medical - Biomedical/Gene (1.60%)
Rockwell Automation Inc/DE	5,127	241	Amgen Inc (a)	11,720	663
			Biogen Idec Inc (a)	3,560	191
Industrial Gases (0.69%)			Celgene Corp (a)	24,038	1,338
Air Products & Chemicals Inc	10,396	843	Genzyme Corp (a)	1,554	76
Airgas Inc	647	31	Gilead Sciences Inc (a)	12,405	537
Praxair Inc	4,875	391	Life Technologies Corp (a)	1,200	63
		1,265	Millipore Corp (a)	437	32
Instruments - Scientific (0.17%)			Vertex Pharmaceuticals Inc (a)	1,200	51
PerkinElmer Inc	927	19			2,951
Thermo Fisher Scientific Inc (a)	3,647	174	Medical - Drugs (5.16%)
Waters Corp (a)	1,857	115	Abbott Laboratories	43,169	2,331
		308	Allergan Inc/United States	4,765	300
Insurance Brokers (0.23%)			Bristol-Myers Squibb Co	67,043	1,693
Aon Corp	6,482	249	Cephalon Inc (a)	800	50
Marsh & McLennan Cos Inc	7,567	167	Eli Lilly & Co	11,097	396
		416	Forest Laboratories Inc (a)	2,397	77
			King Pharmaceuticals Inc (a)	1,972	24
Internet Security (0.23%)
			Merck & Co Inc	38,442	1,405
McAfee Inc (a)	5,000	203
			Novartis AG ADR	29,060	1,582
Symantec Corp (a)	3,945	71
			Pfizer Inc	91,171	1,658
VeriSign Inc (a)	6,233	151
					9,516
		425

See accompanying notes

215

Schedule of Investments
LargeCap Blend Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical - Generic Drugs (0.04%)			Metal - Iron (0.01%)
Mylan Inc/PA (a)	2,427 $	45	Cliffs Natural Resources Inc	400$	18
Watson Pharmaceuticals Inc (a)	838	33
		78	Metal Processors & Fabrication (0.13%)
			Precision Castparts Corp	2,085	230
Medical - HMO (0.67%)
Aetna Inc	5,446	173	Motorcycle/Motor Scooter (0.06%)
CIGNA Corp	2,300	81	Harley-Davidson Inc	4,200	106
Coventry Health Care Inc (a)	1,186	29
Humana Inc (a)	2,948	129	Multi-Line Insurance (0.54%)
UnitedHealth Group Inc	13,091	399	Allstate Corp/The	5,786	174
WellPoint Inc (a)	7,232	422	Assurant Inc	3,036	90
		1,233	Cincinnati Financial Corp	1,292	34
			Genworth Financial Inc (a)	3,700	42
Medical - Hospitals (0.04%)
			Hartford Financial Services Group Inc	4,656	108
Tenet Healthcare Corp (a)	13,538	73
			Loews Corp	5,593	203
Medical - Wholesale Drug Distribution (0.76%)			MetLife Inc	9,908	350
AmerisourceBergen Corp	41,283	1,076			1,001
Cardinal Health Inc	4,061	131	Multimedia (2.03%)
McKesson Corp	3,229	202	McGraw-Hill Cos Inc/The	4,802	161
		1,409	Meredith Corp	286	9
Medical Information Systems (0.02%)			News Corp - Class A	15,094	207
IMS Health Inc	1,448	30	News Corp - Class B	75,530	1,202
			Time Warner Inc	17,790	518
Medical Instruments (1.04%)			Viacom Inc (a)	3,517	105
Boston Scientific Corp (a)	20,498	185	Walt Disney Co/The	47,766	1,540
Edwards Lifesciences Corp (a)	9,040	785			3,742
Intuitive Surgical Inc (a)	300	91
			Networking Products (1.48%)
Medtronic Inc	14,070	619
			Cisco Systems Inc (a)	61,272	1,467
St Jude Medical Inc (a)	6,266	230
			Juniper Networks Inc (a)	47,596	1,269
		1,910
					2,736
Medical Laboratory & Testing Service (0.04%)
			Non-Ferrous Metals (0.00%)
Quest Diagnostics Inc	1,237	75
			Titanium Metals Corp (a)	671	8
Medical Products (2.39%)
			Non-Hazardous Waste Disposal (0.18%)
Baxter International Inc	7,318	429
			Republic Services Inc	8,960	254
Becton Dickinson and Co	1,256	99
			Waste Management Inc	2,384	80
CareFusion Corp (a)	3,150	79
					334
Covidien PLC	3,400	163
Hospira Inc (a)	2,279	116	Office Automation & Equipment (0.05%)
Johnson & Johnson	51,194	3,297	Pitney Bowes Inc	1,645	37
Stryker Corp	4,322	218	Xerox Corp	6,918	59
		4,401			96
Metal - Aluminum (0.07%)			Office Supplies & Forms (0.02%)
Alcoa Inc	7,753	125	Avery Dennison Corp	893	33

Metal - Copper (0.54%)			Oil - Field Services (1.56%)
Freeport-McMoRan Copper & Gold Inc	12,344	991	Baker Hughes Inc	6,263	254
			BJ Services Co	6,823	127
			Halliburton Co	38,389	1,155
			Schlumberger Ltd	18,323	1,193

See accompanying notes

216

Schedule of Investments
LargeCap Blend Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil - Field Services (continued)			Paper & Related Products (continued)
Smith International Inc	5,575 $	151	MeadWestvaco Corp	1,359 $	39
		2,880			903
Oil & Gas Drilling (0.53%)			Pharmacy Services (0.38%)
Diamond Offshore Drilling Inc	9,250	910	Express Scripts Inc (a)	3,978	344
Nabors Industries Ltd (a)	2,257	49	Medco Health Solutions Inc (a)	5,525	353
Rowan Cos Inc (a)	902	21			697
		980
			Pipelines (0.32%)
Oil Company - Exploration & Production (2.40%)			El Paso Corp	5,576	55
Anadarko Petroleum Corp	3,121	195	Spectra Energy Corp	13,740	282
Apache Corp	1,623	167	Williams Cos Inc	12,139	256
Cabot Oil & Gas Corp	3,021	132			593
Chesapeake Energy Corp	3,108	80
			Printing - Commercial (0.02%)
Denbury Resources Inc (a)	1,982	29	RR Donnelley & Sons Co	1,631	36
Devon Energy Corp	4,247	312
EOG Resources Inc	3,715	361	Property & Casualty Insurance (0.78%)
EQT Corp	1,040	46	Chubb Corp	5,311	261
Newfield Exploration Co (a)	30,600	1,476	Progressive Corp/The	44,730	805
Occidental Petroleum Corp	8,428	686	Travelers Cos Inc/The	7,278	363
Pioneer Natural Resources Co	912	44			1,429
Questar Corp	1,383	58
			Publishing - Newspapers (0.01%)
Range Resources Corp	1,400	70
			New York Times Co/The (a)	916	11
Southwestern Energy Co (a)	6,366	307
XTO Energy Inc	9,891	460	Quarrying (0.06%)
		4,423	Vulcan Materials Co	2,000	105
Oil Company - Integrated (5.83%)
			Real Estate Management & Services (0.02%)
Chevron Corp	26,666	2,053
			CB Richard Ellis Group Inc (a)	2,144	29
ConocoPhillips	15,539	794
Exxon Mobil Corp	77,189	5,263	Regional Banks (2.71%)
Hess Corp	3,952	239	Capital One Financial Corp	2,616	100
Marathon Oil Corp	4,502	140	Comerica Inc	1,199	36
Murphy Oil Corp	5,915	321	Fifth Third Bancorp	16,429	160
Petroleo Brasileiro SA ADR	17,010	811	KeyCorp	12,100	67
Suncor Energy Inc	3,900	138	PNC Financial Services Group Inc	4,380	231
Total SA ADR	15,330	982	SunTrust Banks Inc	3,500	71
		10,741	US Bancorp	24,493	552
Oil Field Machinery & Equipment (0.74%)			Wells Fargo & Co	139,908	3,776
Cameron International Corp (a)	1,934	81			4,993
FMC Technologies Inc (a)	3,300	191	Reinsurance (0.32%)
National Oilwell Varco Inc	24,659	1,087	Berkshire Hathaway Inc - Class A (a)	6	595
		1,359
Oil Refining & Marketing (0.05%)			REITS - Apartments (0.13%)
Tesoro Corp/Texas	1,108	15	Apartment Investment & Management Co	928	15
Valero Energy Corp	4,400	74	AvalonBay Communities Inc	1,833	150
		89	Equity Residential	2,177	74
					239
Paper & Related Products (0.49%)
International Paper Co	32,253	864	REITS - Diversified (0.00%)
			Vornado Realty Trust	4	-

See accompanying notes

217

Schedule of Investments LargeCap Blend Account II

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
REITS - Healthcare (0.09%)			Retail - Discount (1.70%)
HCP Inc	2,329 $	71	Big Lots Inc (a)	654$	19
Health Care REIT Inc	951	42	Costco Wholesale Corp	2,405	142
Ventas Inc	1,241	55	Family Dollar Stores Inc	1,110	31
		168	Target Corp	4,326	209
			Wal-Mart Stores Inc	51,236	2,739
REITS - Hotels (0.03%)
Host Hotels & Resorts Inc (a)	4,914	57			3,140
			Retail - Drug Store (0.59%)
REITS - Office Property (0.10%)			CVS Caremark Corp	18,770	605
Boston Properties Inc	2,700	181	Walgreen Co	12,935	475
					1,080
REITS - Regional Malls (0.20%)
Simon Property Group Inc	4,582	366	Retail - Jewelry (0.02%)
			Tiffany & Co	986	42
REITS - Shopping Centers (0.04%)
Kimco Realty Corp	5,690	77	Retail - Major Department Store (0.09%)
			JC Penney Co Inc	1,874	50
REITS - Storage (0.05%)			Sears Holdings Corp (a)	393	33
Public Storage	1,078	88	TJX Cos Inc	2,456	89
					172
REITS - Warehouse & Industrial (0.03%)
ProLogis	3,763	52	Retail - Office Supplies (1.14%)
			Office Depot Inc (a)	2,308	15
Retail - Apparel & Shoe (0.21%)			Staples Inc	85,178	2,094
Abercrombie & Fitch Co	696	24			2,109
Gap Inc/The	12,630	265	Retail - Regional Department Store (0.21%)
Ltd Brands Inc	2,123	41	Kohl's Corp (a)	6,071	327
Nordstrom Inc	1,308	49	Macy's Inc	3,345	56
		379			383
Retail - Auto Parts (0.12%)			Retail - Restaurants (0.77%)
AutoZone Inc (a)	1,138	180	Darden Restaurants Inc	1,107	39
O'Reilly Automotive Inc (a)	1,085	41	McDonald's Corp	13,812	862
		221	Starbucks Corp (a)	13,741	317
Retail - Automobile (0.01%)			Yum! Brands Inc	5,604	196
AutoNation Inc (a)	747	14			1,414
			Savings & Loans - Thrifts (0.05%)
Retail - Bedding (0.15%)
			Hudson City Bancorp Inc	3,752	52
Bed Bath & Beyond Inc (a)	7,383	285
			People's United Financial Inc	2,771	46
Retail - Building Products (0.70%)					98
Home Depot Inc	23,014	666	Schools (0.10%)
Lowe's Cos Inc	26,906	629	Apollo Group Inc (a)	2,412	146
		1,295	DeVry Inc	789	45
Retail - Computer Equipment (0.02%)					191
GameStop Corp (a)	1,308	29	Semiconductor Component - Integrated Circuits (0.02%)
			Marvell Technology Group Ltd (a)	1,900	39
Retail - Consumer Electronics (0.05%)
Best Buy Co Inc	1,996	79	Semiconductor Equipment (0.98%)
RadioShack Corp	992	19	Applied Materials Inc	19,361	270
		98	ASML Holding NV	43,070	1,468
			KLA-Tencor Corp	1,600	58

See accompanying notes

218

Schedule of Investments
LargeCap Blend Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Semiconductor Equipment (continued)			Transport - Services (continued)
Teradyne Inc (a)	1,385 $	15	FedEx Corp	3,308 $	276
		1,811	Ryder System Inc	439	18
			United Parcel Service Inc	18,904	1,085
Steel - Producers (0.18%)
AK Steel Holding Corp	867	18			1,498
Nucor Corp	4,120	192	Web Portals (1.17%)
United States Steel Corp	2,300	127	Google Inc (a)	3,182	1,973
		337	Yahoo! Inc (a)	10,381	174
					2,147
Telecommunication Equipment (0.04%)
Harris Corp	1,042	49	Wireless Equipment (1.58%)
Tellabs Inc	3,154	18	American Tower Corp (a)	18,618	804
		67	Crown Castle International Corp (a)	3,300	129
			Motorola Inc (a)	25,822	200
Telecommunication Equipment - Fiber Optics (0.92%)
Corning Inc	83,351	1,610	Qualcomm Inc	38,273	1,771
JDS Uniphase Corp (a)	10,725	88			2,904
		1,698	TOTAL COMMON STOCKS	$ 179,499
Telephone - Integrated (2.19%)			CONVERTIBLE PREFERRED STOCKS (0.21%)
AT&T Inc	79,641	2,232	Diversified Banking Institutions (0.21%)
CenturyTel Inc	2,363	86	Bank of America Corp	26,300	392
Frontier Communications Corp	2,483	19	TOTAL CONVERTIBLE PREFERRED STOCKS	$ 392
Qwest Communications International Inc	11,799	50
				Principal
Sprint Nextel Corp (a)	50,800	186
				Amount	Value
Verizon Communications Inc	43,108	1,428		(000's)	(000's)
Windstream Corp	3,548	39
			REPURCHASE AGREEMENTS (1.08%)
		4,040
			Diversified Banking Institutions (1.08%)
Tobacco (1.73%)			Investment in Joint Trading Account; Bank
Altria Group Inc	23,337	458	of America Repurchase Agreement;
			0.005% dated 12/31/09 maturing 01/04/10
Lorillard Inc	1,001	80
			(collateralized by Sovereign Agency
Philip Morris International Inc	54,856	2,644	Issues; $889,000; 0.00% - 3.75%; dated
		3,182	01/26/10 - 04/15/26)	$ 872$	872
			Investment in Joint Trading Account;
Tools - Hand Held (0.05%)
			Deutsche Bank Repurchase Agreement;
Snap-On Inc	454	19	0.01% dated 12/31/09 maturing 01/04/10
Stanley Works/The	1,528	79	(collateralized by Sovereign Agency
		98	Issues; $274,000; 0.00% - 4.75%; dated
			02/22/10 - 11/19/12)	268	268
Toys (0.10%)			Investment in Joint Trading Account;
Hasbro Inc	3,899	125	Morgan Stanley Repurchase Agreement;
Mattel Inc	2,863	57	0.01% dated 12/31/09 maturing 01/04/10
			(collateralized by Sovereign Agency
		182
			Issues; $862,000; 0.00% - 0.90%; dated
Transport - Rail (1.03%)			01/15/10 - 04/08/10)	845	845
Burlington Northern Santa Fe Corp	1,263	125			1,985
CSX Corp	4,294	208	TOTAL REPURCHASE AGREEMENTS	$ 1,985
Norfolk Southern Corp	21,540	1,129
			Total Investments	$ 181,876
Union Pacific Corp	6,791	434
			Other Assets in Excess of Liabilities, Net - 1.32%		2,441
		1,896
			TOTAL NET ASSETS - 100.00%	$ 184,317
Transport - Services (0.81%)
CH Robinson Worldwide Inc	1,200	70
Expeditors International of Washington Inc	1,400	49

See accompanying notes

219

Schedule of Investments LargeCap Blend Account II

December 31, 2009

(a) Non-Income Producing Security Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 22,402
Unrealized Depreciation	(21,547)
Net Unrealized Appreciation (Depreciation)	855
Cost for federal income tax purposes	181,021
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector	Percent
Consumer, Non-cyclical	23.05%
Financial	14.22%
Energy	12.23%
Technology	12.22%
Communications	11.17%
Industrial	10.47%
Consumer, Cyclical	8.28%
Basic Materials	4.14%
Utilities	2.90%
Other Assets in Excess of Liabilities, Net	1.32%
TOTAL NET ASSETS	100.00%
Other Assets Summary (unaudited)
Asset Type	Percent
Futures	2.86%

	Futures Contracts
				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)
S&P 500; March 2010	Buy	19	$ 5,264	$ 5,276	$ 12
All dollar amounts are shown in thousands (000's)

See accompanying notes

220

Schedule of Investments
LargeCap Growth Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (97.88%)			COMMON STOCKS (continued)
Agricultural Chemicals (0.86%)			Electronic Components - Semiconductors
Potash Corp of Saskatchewan Inc	19,300$	2,094	(continued)
			NVIDIA Corp (a)	227,501 $	4,250
Auto - Car & Light Trucks (2.51%)					11,892
Ford Motor Co (a)	608,431	6,084	Electronic Connectors (2.07%)
			Amphenol Corp	108,477	5,009
Beverages - Non-Alcoholic (4.06%)
Dr Pepper Snapple Group Inc	82,400	2,332	Finance - Credit Card (2.26%)
Hansen Natural Corp (a)	74,672	2,867	American Express Co	135,300	5,482
PepsiCo Inc	76,300	4,639
		9,838	Food - Retail (1.14%)
			Whole Foods Market Inc (a)	100,700	2,764
Casino Hotels (1.05%)
Las Vegas Sands Corp (a)	170,800	2,552
			Gold Mining (1.53%)
			Newmont Mining Corp	78,300	3,704
Casino Services (1.16%)
International Game Technology	149,500	2,806
			Instruments - Scientific (2.45%)
			Thermo Fisher Scientific Inc (a)	124,700	5,947
Chemicals - Diversified (0.97%)
Dow Chemical Co/The	85,400	2,360
			Machinery - Construction & Mining (1.17%)
			Caterpillar Inc	49,800	2,838
Commercial Services - Finance (6.88%)
Mastercard Inc	33,134	8,482
			Medical - Biomedical/Gene (2.83%)
Visa Inc	93,474	8,175
			Amgen Inc (a)	75,300	4,260
		16,657
			Life Technologies Corp (a)	49,800	2,601
Computer Services (1.01%)					6,861
Cognizant Technology Solutions Corp (a)	53,900	2,442
			Medical - Generic Drugs (2.07%)
			Mylan Inc/PA (a)	272,500	5,022
Computers (7.04%)
Apple Inc (a)	59,022	12,446
			Medical - HMO (0.92%)
Hewlett-Packard Co	89,443	4,607
			UnitedHealth Group Inc	73,200	2,231
		17,053
Cosmetics & Toiletries (3.01%)			Medical Instruments (3.68%)
Estee Lauder Cos Inc/The	84,249	4,074	Intuitive Surgical Inc (a)	21,449	6,506
Procter & Gamble Co	52,900	3,208	Medtronic Inc	54,900	2,414
		7,282			8,920
Diversified Banking Institutions (6.71%)			Metal - Copper (1.89%)
Bank of America Corp	327,625	4,934	Freeport-McMoRan Copper & Gold Inc	56,900	4,568
Goldman Sachs Group Inc/The	35,138	5,933
			Networking Products (2.85%)
Morgan Stanley	182,000	5,387
			Cisco Systems Inc (a)	288,211	6,900
		16,254
E-Commerce - Products (3.48%)			Oil Company - Exploration & Production (1.52%)
Amazon.com Inc (a)	62,600	8,421	Chesapeake Energy Corp	142,300	3,683

E-Commerce - Services (4.11%)			Regional Banks (4.13%)
eBay Inc (a)	196,300	4,621	Capital One Financial Corp	130,816	5,015
Priceline.com Inc (a)	24,400	5,331	Wells Fargo & Co	185,100	4,996
		9,952			10,011
Electronic Components - Semiconductors (4.91%)			Retail - Apparel & Shoe (1.09%)
Broadcom Corp	243,000	7,642	Gap Inc/The	126,100	2,642

See accompanying notes

221

Schedule of Investments
LargeCap Growth Account
December 31, 2009

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)
COMMON STOCKS (continued)			REPURCHASE AGREEMENTS (continued)
Retail - Bedding (1.67%)			Diversified Banking Institutions (continued)
Bed Bath & Beyond Inc (a)	104,700 $	4,045	Investment in Joint Trading Account;
			Morgan Stanley Repurchase Agreement;
Retail - Building Products (1.89%)			0.01% dated 12/31/09 maturing 01/04/10
Home Depot Inc	158,600	4,588	(collateralized by Sovereign Agency
			Issues; $2,318,000; 0.00% - 0.90%; dated
			01/15/10 - 04/08/10)	$ 2,273$	2,273
Retail - Consumer Electronics (1.87%)
					5,340
Best Buy Co Inc	114,900	4,534
			TOTAL REPURCHASE AGREEMENTS	$ 5,340

Retail - Regional Department Store (2.42%)			Total Investments	$ 242,503
Kohl's Corp (a)	108,800	5,868
			Liabilities in Excess of Other Assets, Net - (0.08)%		(198)

Retail - Restaurants (1.54%)			TOTAL NET ASSETS - 100.00%	$ 242,305
Starbucks Corp (a)	161,700	3,729

			(a) Non-Income Producing Security
Schools (0.99%)
Apollo Group Inc (a)	39,700	2,405
			Unrealized Appreciation (Depreciation)
Semiconductor Component - Integrated Circuits (2.99%)			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
			of investments held by the account as of the period end were as follows:
Marvell Technology Group Ltd (a)	348,800	7,238

			Unrealized Appreciation	$ 50,610
Transport - Services (0.98%)
			Unrealized Depreciation		(7,856)
FedEx Corp	28,500	2,378
			Net Unrealized Appreciation (Depreciation)		42,754
Web Hosting & Design (0.44%)			Cost for federal income tax purposes		199,749
Equinix Inc (a)	10,017	1,063	All dollar amounts are shown in thousands (000's)

Web Portals (3.73%)			Portfolio Summary (unaudited)
Google Inc (a)	14,590	9,046	Sector		Percent
TOTAL COMMON STOCKS	$ 237,163		Consumer, Non-cyclical		25.58%
			Technology		15.94%
	Principal		Financial		15.31%
	Amount	Value	Consumer, Cyclical		15.21%
	(000's)	(000's)	Communications		14.60%
			Industrial		6.67%
REPURCHASE AGREEMENTS (2.20%)
			Basic Materials		5.25%
Diversified Banking Institutions (2.20%)			Energy		1.52%
Investment in Joint Trading Account; Bank			Liabilities in Excess of Other Assets, Net		(0.08%)
of America Repurchase Agreement;			TOTAL NET ASSETS		100.00%
0.005% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $2,392,000; 0.00% - 3.75%; dated
01/26/10 - 04/15/26)	$ 2,345$	2,345
Investment in Joint Trading Account;
Deutsche Bank Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $736,000; 0.00% - 4.75%; dated
02/22/10 - 11/19/12)	722	722

See accompanying notes

222

Schedule of Investments LargeCap Growth Account I

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (96.58%)			COMMON STOCKS (continued)
Advertising Agencies (0.05%)			Auto - Medium & Heavy Duty Trucks (continued)
Omnicom Group Inc	2,639$	103	PACCAR Inc	2,475 $	90
					119
Aerospace & Defense (0.22%)
			Auto/Truck Parts & Equipment - Original (0.04%)
General Dynamics Corp	390	26
			Johnson Controls Inc	2,408	66
Lockheed Martin Corp	2,676	202
			TRW Automotive Holdings Corp (a)	170	4
Northrop Grumman Corp	459	26
			WABCO Holdings Inc	674	17
Raytheon Co	2,551	131
					87
Rockwell Collins Inc	1,331	74
Spirit Aerosystems Holdings Inc (a)	402	8	Batteries & Battery Systems (0.02%)
TransDigm Group Inc	472	22	Energizer Holdings Inc (a)	691	42
		489
			Beverages - Non-Alcoholic (1.34%)
Aerospace & Defense Equipment (0.25%)			Coca-Cola Co/The	13,415	765
Alliant Techsystems Inc (a)	390	35	Coca-Cola Enterprises Inc	3,129	66
BE Aerospace Inc (a)	553	13	Hansen Natural Corp (a)	819	32
Goodrich Corp	1,041	67	PepsiCo Inc	34,576	2,102
United Technologies Corp	6,460	448			2,965
		563
			Broadcasting Services & Programming (0.04%)
Agricultural Chemicals (0.50%)			Discovery Communications Inc - C Shares (a)	2,220	59
CF Industries Holdings Inc	478	43	Scripps Networks Interactive	621	26
Monsanto Co	12,222	999			85
Mosaic Co/The	1,166	70
		1,112	Building - Mobile Home & Manufactured Housing (0.00%)
			Thor Industries Inc	218	7
Agricultural Operations (0.04%)
Archer-Daniels-Midland Co	2,655	83	Building - Residential & Commercial (0.00%)
			NVR Inc (a)	10	7
Airlines (0.04%)
Copa Holdings SA	395	21	Building & Construction Products -
Delta Air Lines Inc (a)	5,687	65	Miscellaneous (0.01%)
		86	Armstrong World Industries Inc (a)	106	4
			Owens Corning Inc (a)	446	12
Apparel Manufacturers (1.18%)					16
Coach Inc	68,893	2,517
Hanesbrands Inc (a)	1,128	27	Building Products - Air & Heating (0.01%)
Polo Ralph Lauren Corp	617	50	Lennox International Inc	553	22
VF Corp	236	17
			Building Products - Wood (0.01%)
		2,611
			Masco Corp	2,016	28
Applications Software (4.67%)
Citrix Systems Inc (a)	64,083	2,666	Cable/Satellite TV (0.07%)
Intuit Inc (a)	2,741	84	Comcast Corp - Class A	2,823	48
Microsoft Corp	132,526	4,041	DIRECTV (a)	3,388	113
Red Hat Inc (a)	2,483	77			161
Salesforce.com Inc (a)	47,473	3,502	Casino Hotels (0.26%)
		10,370	MGM Mirage (a)	62,100	566
Athletic Footwear (0.09%)
			Cellular Telecommunications (0.00%)
Nike Inc	3,068	203
			NII Holdings Inc (a)	103	3
Auto - Medium & Heavy Duty Trucks (0.05%)
			Chemicals - Diversified (0.07%)
Navistar International Corp (a)	746	29
			Celanese Corp	1,708	55

See accompanying notes

223

Schedule of Investments LargeCap Growth Account I

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)

Chemicals - Diversified (continued)			Computer Aided Design (0.01%)

EI du Pont de Nemours & Co	2,650 $	89	ANSYS Inc (a)	646 $	28

		144
			Computer Services (3.71%)
Chemicals - Specialty (0.12%)
			Accenture PLC - Class A	130,201	5,403
Albemarle Corp	70	3
			Cognizant Technology Solutions Corp (a)	61,394	2,781
Ashland Inc	71	3
			DST Systems Inc (a)	402	18
Ecolab Inc	1,741	78
			IHS Inc (a)	627	34
International Flavors & Fragrances Inc	885	36
					8,236
Lubrizol Corp	699	51

Sigma-Aldrich Corp	1,454	73	Computers (5.90%)

Terra Industries Inc	811	26	Apple Inc (a)	44,871	9,461

		270	Dell Inc (a)	14,900	214
			Hewlett-Packard Co	16,124	831
Coal (0.15%)
			IBM Corp	19,809	2,593
Alpha Natural Resources Inc (a)	1,427	62
					13,099
Consol Energy Inc	1,468	73

Massey Energy Co	814	34	Computers - Integrated Systems (0.71%)

Peabody Energy Corp	2,671	121	Diebold Inc	690	19

Walter Energy Inc	629	47	MICROS Systems Inc (a)	47,396	1,471

		337	NCR Corp (a)	2,083	23
			Teradata Corp (a)	1,844	58
Coatings & Paint (0.04%)
					1,571
RPM International Inc	806	17

Sherwin-Williams Co/The	1,009	62	Computers - Memory Devices (1.98%)

		79	EMC Corp/Massachusetts (a)	46,794	818
			NetApp Inc (a)	85,263	2,932
Commercial Banks (0.01%)
			SanDisk Corp (a)	17,100	496
BOK Financial Corp	80	4
			Seagate Technology	3,856	70
Commerce Bancshares Inc	258	10
			Western Digital Corp (a)	1,749	77
		14
					4,393

Commercial Services (0.02%)
			Consulting Services (0.03%)
Convergys Corp (a)	150	2
			FTI Consulting Inc (a)	611	29
Iron Mountain Inc (a)	2,148	49
			Genpact Ltd (a)	744	11
Weight Watchers International Inc	41	1
			SAIC Inc (a)	1,833	35
		52
					75

Commercial Services - Finance (3.44%)
			Consumer Products - Miscellaneous (0.15%)
Automatic Data Processing Inc	3,696	158
			Clorox Co	1,294	79
Equifax Inc	1,177	36
			Kimberly-Clark Corp	3,782	241
Global Payments Inc	957	52
			Scotts Miracle-Gro Co/The	531	21
H&R Block Inc	2,883	65
					341
Lender Processing Services Inc	1,137	46

Mastercard Inc	18,643	4,772	Containers - Metal & Glass (0.06%)

Moody's Corp	2,465	66	Ball Corp	726	37

Morningstar Inc (a)	258	13	Crown Holdings Inc (a)	1,905	49

Paychex Inc	2,372	73	Owens-Illinois Inc (a)	1,634	54

SEI Investments Co	1,585	28			140

Total System Services Inc	1,391	24	Containers - Paper & Plastic (0.02%)

Visa Inc	17,988	1,573	Pactiv Corp (a)	1,368	33

Western Union Co/The	39,097	737

		7,643	Cosmetics & Toiletries (2.47%)
			Alberto-Culver Co	98,616	2,888

See accompanying notes

224

Schedule of Investments

LargeCap Growth Account I

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)

Cosmetics & Toiletries (continued)			Diversified Manufacturing Operations
Avon Products Inc	3,145 $	99	(continued)
			Pentair Inc	324 $	11
Colgate-Palmolive Co	3,682	302
					6,215
Estee Lauder Cos Inc/The	1,321	64

Procter & Gamble Co	35,042	2,125	E-Commerce - Products (1.36%)

		5,478	Amazon.com Inc (a)	22,390	3,012

Data Processing & Management (0.09%)
			E-Commerce - Services (0.64%)
Broadridge Financial Solutions Inc	1,038	23
			eBay Inc (a)	3,104	73
Dun & Bradstreet Corp	699	59
			Expedia Inc	48,591	1,249
Fidelity National Information Services Inc	2,424	57
			NetFlix Inc (a)	476	26
Fiserv Inc (a)	1,306	63
			Priceline.com Inc (a)	352	77
		202
					1,425

Decision Support Software (0.02%)
			Electric - Generation (0.03%)
MSCI Inc (a)	1,193	38
			AES Corp/The (a)	4,401	59

Dental Supplies & Equipment (0.05%)
			Electric - Integrated (0.13%)
DENTSPLY International Inc	1,770	62
			Allegheny Energy Inc	1,232	29
Patterson Cos Inc (a)	1,320	37
			Constellation Energy Group Inc	1,833	64
		99
			DPL Inc	175	5

Diagnostic Kits (1.16%)			Exelon Corp	682	33

IDEXX Laboratories Inc (a)	48,338	2,583	FPL Group Inc	640	34

			NV Energy Inc	1,193	15

Dialysis Centers (1.00%)			PPL Corp	3,079	100

DaVita Inc (a)	37,932	2,228			280

Disposable Medical Products (0.03%)			Electric Products - Miscellaneous (1.17%)
CR Bard Inc	731	57	AMETEK Inc	60,515	2,314
			Emerson Electric Co	6,321	269

Distribution & Wholesale (0.12%)			Molex Inc	153	4

Fastenal Co	3,800	158			2,587
LKQ Corp (a)	1,671	33
			Electronic Components - Miscellaneous (0.03%)
WESCO International Inc (a)	292	8
			AVX Corp	142	2
WW Grainger Inc	733	71
			Garmin Ltd	1,098	34
		270
			Jabil Circuit Inc	1,201	21

Diversified Banking Institutions (1.81%)			Vishay Intertechnology Inc (a)	532	4

Goldman Sachs Group Inc/The	9,371	1,582			61
JP Morgan Chase & Co	34,600	1,442
			Electronic Components - Semiconductors (1.50%)
Morgan Stanley	33,645	996
			Altera Corp	3,498	79
		4,020
			Broadcom Corp	30,819	969

Diversified Manufacturing Operations (2.80%)			Intel Corp	30,020	613

3M Co	5,842	483	Micron Technology Inc (a)	979	10

Brink's Co/The	541	13	National Semiconductor Corp	2,736	42

Carlisle Cos Inc	197	7	NVIDIA Corp (a)	4,026	75

Crane Co	334	10	ON Semiconductor Corp (a)	5,011	44

Danaher Corp	70,779	5,323	QLogic Corp (a)	1,415	27

Dover Corp	1,569	65	Texas Instruments Inc	11,093	289

Harsco Corp	697	22	Xilinx Inc	47,401	1,188

Honeywell International Inc	6,257	245			3,336
ITT Corp	237	12

Leggett & Platt Inc	1,161	24

See accompanying notes

225

Schedule of Investments
LargeCap Growth Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electronic Connectors (0.03%)			Finance - Auto Loans (0.00%)
Amphenol Corp	1,261 $	58	AmeriCredit Corp (a)	354 $	7
Thomas & Betts Corp (a)	198	7
		65	Finance - Consumer Loans (0.00%)
			Student Loan Corp	2	-
Electronic Design Automation (0.01%)
Synopsys Inc (a)	1,158	26	Finance - Credit Card (0.03%)
			American Express Co	1,544	63
Electronic Forms (0.07%)
Adobe Systems Inc (a)	4,405	162	Finance - Investment Banker & Broker (1.42%)
			Charles Schwab Corp/The	159,806	3,008
Electronic Measurement Instruments (1.19%)
			Greenhill & Co Inc	242	19
Agilent Technologies Inc (a)	2,527	79
			Investment Technology Group Inc (a)	47	1
Trimble Navigation Ltd (a)	102,027	2,571
			Jefferies Group Inc	1,047	25
		2,650
			Lazard Ltd	911	35
Electronic Parts Distribution (0.02%)			TD Ameritrade Holding Corp (a)	3,115	60
Arrow Electronics Inc (a)	592	18			3,148
Avnet Inc (a)	603	18
			Finance - Other Services (0.04%)
		36
			CME Group Inc	45	15
Energy - Alternate Sources (0.16%)			IntercontinentalExchange Inc (a)	604	68
First Solar Inc (a)	2,677	362	NASDAQ OMX Group Inc/The (a)	715	14
					97
Engineering - Research & Development Services (2.55%)
ABB Ltd ADR (a)	111,376	2,127	Food - Confectionery (0.02%)
Aecom Technology Corp (a)	1,150	32	Hershey Co/The	1,070	38
Fluor Corp	1,511	68
			Food - Dairy Products (0.02%)
Jacobs Engineering Group Inc (a)	72,164	2,714
			Dean Foods Co (a)	2,143	39
McDermott International Inc (a)	28,923	695
Shaw Group Inc/The (a)	808	23	Food - Meat Products (0.00%)
URS Corp (a)	137	6	Hormel Foods Corp	79	3
		5,665
			Food - Miscellaneous/Diversified (0.11%)
Engines - Internal Combustion (0.02%)
			General Mills Inc	996	70
Cummins Inc	793	36
			HJ Heinz Co	1,878	80
Enterprise Software & Services (0.45%)			Kellogg Co	1,874	100
BMC Software Inc (a)	2,223	89			250
CA Inc	3,613	81	Food - Retail (0.05%)
Oracle Corp	32,150	789	Kroger Co/The	4,053	83
Sybase Inc (a)	639	28	Whole Foods Market Inc (a)	1,092	30
		987			113
Fiduciary Banks (0.69%)			Food - Wholesale & Distribution (0.08%)
Bank of New York Mellon Corp/The	47,906	1,340	Sysco Corp	6,192	173
Northern Trust Corp	1,776	93
State Street Corp	2,404	105	Forestry (0.01%)
		1,538	Plum Creek Timber Co Inc	692	26

Filtration & Separation Products (0.04%)			Funeral Services & Related Items (0.00%)
Donaldson Co Inc	918	39	Hillenbrand Inc	309	6
Pall Corp	1,401	51
		90

See accompanying notes

226

Schedule of Investments
LargeCap Growth Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Garden Products (0.01%)			Internet Infrastructure Software (0.03%)
Toro Co	425 $	18	Akamai Technologies Inc (a)	1,439 $	37
			F5 Networks Inc (a)	611	32
Gas - Distribution (0.03%)					69
CenterPoint Energy Inc	3,902	57
			Internet Security (0.05%)
Gold Mining (0.09%)			Symantec Corp (a)	6,636	119
Newmont Mining Corp	4,244	201
			Investment Management & Advisory Services (0.74%)
Home Decoration Products (0.00%)			Affiliated Managers Group Inc (a)	492	33
Newell Rubbermaid Inc	534	8	Ameriprise Financial Inc	238	9
			BlackRock Inc	80	19
Hospital Beds & Equipment (0.01%)			Eaton Vance Corp	1,389	42
Hill-Rom Holdings Inc	298	7	Federated Investors Inc	981	27
Kinetic Concepts Inc (a)	258	10	Franklin Resources Inc	12,962	1,366
		17	Invesco Ltd	438	10
Hotels & Motels (0.68%)			T Rowe Price Group Inc	2,124	113
Marriott International Inc/DE	54,814	1,494	Waddell & Reed Financial Inc	1,025	31
Wyndham Worldwide Corp	938	19			1,650
		1,513	Life & Health Insurance (0.13%)
Human Resources (0.02%)			Aflac Inc	4,268	197
Hewitt Associates Inc (a)	994	42	Prudential Financial Inc	1,988	99
					296
Independent Power Producer (0.01%)
			Linen Supply & Related Items (0.00%)
Calpine Corp (a)	2,158	24
			Cintas Corp	283	7
Industrial Automation & Robots (0.37%)
			Machinery - Construction & Mining (0.10%)
Rockwell Automation Inc/DE	17,268	811
			Bucyrus International Inc	199	12
			Caterpillar Inc	2,530	144
Industrial Gases (0.75%)
			Joy Global Inc	1,069	55
Air Products & Chemicals Inc	861	70
					211
Praxair Inc	19,724	1,584
		1,654	Machinery - General Industry (1.11%)
			IDEX Corp	566	18
Instruments - Controls (0.02%)
			Roper Industries Inc	46,205	2,420
Mettler-Toledo International Inc (a)	441	46
			Wabtec Corp/DE	568	23
Instruments - Scientific (0.04%)					2,461
PerkinElmer Inc	329	7	Machinery - Pumps (0.03%)
Thermo Fisher Scientific Inc (a)	402	19	Flowserve Corp	668	63
Waters Corp (a)	1,148	71	Graco Inc	323	9
		97			72
Insurance Brokers (0.03%)			Medical - Biomedical/Gene (3.53%)
Arthur J Gallagher & Co	1,106	25	Alexion Pharmaceuticals Inc (a)	1,047	51
Brown & Brown Inc	1,117	20	Amgen Inc (a)	7,464	422
Erie Indemnity Co	270	11	Biogen Idec Inc (a)	2,677	143
Marsh & McLennan Cos Inc	466	10	Bio-Rad Laboratories Inc (a)	228	22
		66	Celgene Corp (a)	26,934	1,500
Internet Content - Information & News (0.19%)			Charles River Laboratories International Inc	522	18
Baidu Inc/China ADR (a)	1,000	411	(a)
			Genzyme Corp (a)	2,500	122
			Gilead Sciences Inc (a)	47,104	2,039

See accompanying notes

227

Schedule of Investments
LargeCap Growth Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical - Biomedical/Gene (continued)			Medical Instruments (continued)
Illumina Inc (a)	1,467 $	45	Techne Corp	442 $	30
Life Technologies Corp (a)	1,139	59			4,196
Millipore Corp (a)	40,494	2,930
			Medical Laboratory & Testing Service (1.38%)
Myriad Genetics Inc (a)	1,136	30	Covance Inc (a)	53,538	2,921
Vertex Pharmaceuticals Inc (a)	10,300	441	Laboratory Corp of America Holdings (a)	797	60
		7,822	Quest Diagnostics Inc	1,438	87
Medical - Drugs (2.61%)					3,068
Abbott Laboratories	11,393	615
			Medical Products (1.62%)
Allergan Inc/United States	70,547	4,445	Baxter International Inc	20,810	1,221
Bristol-Myers Squibb Co	8,090	204	Becton Dickinson and Co	1,764	139
Eli Lilly & Co	3,913	140	Henry Schein Inc (a)	1,074	56
Merck & Co Inc	9,765	357	Hospira Inc (a)	1,487	76
Valeant Pharmaceuticals International (a)	869	28	Johnson & Johnson	15,724	1,013
		5,789	Stryker Corp	20,442	1,030
Medical - Generic Drugs (0.04%)			Varian Medical Systems Inc (a)	1,493	70
Mylan Inc/PA (a)	2,598	48			3,605
Perrigo Co	949	38
			Metal - Copper (0.10%)
		86	Freeport-McMoRan Copper & Gold Inc	2,215	178
Medical - HMO (0.05%)			Southern Copper Corp	1,542	51
Aetna Inc	1,144	36			229
Coventry Health Care Inc (a)	497	12
			Metal - Iron (0.00%)
Humana Inc (a)	815	36	Cliffs Natural Resources Inc	150	7
WellPoint Inc (a)	408	24
		108	Metal Processors & Fabrication (0.39%)
Medical - Hospitals (0.03%)			Precision Castparts Corp	7,877	869
Community Health Systems Inc (a)	552	20
			Multi-Line Insurance (0.00%)
Health Management Associates Inc (a)	3,203	23
			CNA Financial Corp (a)	147	3
Tenet Healthcare Corp (a)	3,885	21
		64	Multimedia (0.50%)
Medical - Outpatient & Home Medical Care (0.01%)			Factset Research Systems Inc	496	33
Lincare Holdings Inc (a)	679	25	McGraw-Hill Cos Inc/The	2,670	89
			Walt Disney Co/The	30,800	993
Medical - Wholesale Drug Distribution (0.59%)					1,115
AmerisourceBergen Corp	3,153	82
			Networking Products (3.14%)
McKesson Corp	19,531	1,221
			Cisco Systems Inc (a)	173,216	4,147
		1,303
			Juniper Networks Inc (a)	105,756	2,820
Medical Information Systems (0.01%)					6,967
Allscripts-Misys Healthcare Solutions Inc (a)	744	15
			Non-Hazardous Waste Disposal (0.06%)
IMS Health Inc	491	10
			Waste Management Inc	3,712	125
		25
Medical Instruments (1.89%)			Office Supplies & Forms (0.00%)
Beckman Coulter Inc	816	53	Avery Dennison Corp	249	9
Boston Scientific Corp (a)	6,392	58
Intuitive Surgical Inc (a)	11,862	3,598	Oil - Field Services (2.33%)
			Oceaneering International Inc (a)	651	38
Medtronic Inc	8,255	363
			Schlumberger Ltd	78,073	5,082
St Jude Medical Inc (a)	2,553	94

See accompanying notes

228

Schedule of Investments

LargeCap Growth Account I

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)

Oil - Field Services (continued)			Pipelines (0.01%)

Smith International Inc	1,554 $	42	El Paso Corp	2,321 $	23

		5,162
			Power Converter & Supply Equipment (0.15%)
Oil & Gas Drilling (0.08%)
			Hubbell Inc	77	3
Atwood Oceanics Inc (a)	569	20
			Sunpower Corp - Class B (a)	15,600	327
Diamond Offshore Drilling Inc	819	81
					330
Ensco International Plc ADR	478	19

Helmerich & Payne Inc	391	16	Printing - Commercial (0.01%)

Patterson-UTI Energy Inc	293	4	RR Donnelley & Sons Co	630	14

Pride International Inc (a)	965	31
			Private Corrections (0.00%)
Rowan Cos Inc (a)	264	6
			Corrections Corp of America (a)	155	4
Seahawk Drilling Inc (a)	72	2

		179	Property & Casualty Insurance (0.01%)

Oil Company - Exploration & Production (2.14%)			Hanover Insurance Group Inc/The	44	2

Canadian Natural Resources Ltd	42,720	3,074	Progressive Corp/The	827	15

CNX Gas Corp (a)	290	9	WR Berkley Corp	524	13

EOG Resources Inc	14,400	1,401			30

EQT Corp	1,711	75	Publishing - Books (0.01%)

Petrohawk Energy Corp (a)	2,216	53	John Wiley & Sons Inc	544	23
Southwestern Energy Co (a)	2,531	122

St Mary Land & Exploration Co	182	6	Quarrying (0.01%)

		4,740	Compass Minerals International Inc	206	14

Oil Company - Integrated (0.97%)
			Regional Banks (0.88%)
Exxon Mobil Corp	9,280	633
			Capital One Financial Corp	1,518	58
Petroleo Brasileiro SA ADR	15,100	640
			Wells Fargo & Co	70,356	1,899
Suncor Energy Inc	24,900	879
					1,957
		2,152
			Reinsurance (0.01%)

Oil Field Machinery & Equipment (0.88%)			Axis Capital Holdings Ltd	523	15
Cameron International Corp (a)	2,211	92
			Endurance Specialty Holdings Ltd	216	8
Dresser-Rand Group Inc (a)	982	31
			Reinsurance Group of America Inc	76	3
FMC Technologies Inc (a)	31,465	1,820
			Validus Holdings Ltd	179	5
		1,943
					31

Oil Refining & Marketing (0.02%)
			REITS - Diversified (0.02%)
Frontier Oil Corp	1,068	13
			Digital Realty Trust Inc	906	46
Holly Corp	559	14

Tesoro Corp/Texas	670	9	REITS - Healthcare (0.05%)

		36	HCP Inc	1,415	43

Paper & Related Products (0.01%)			Health Care REIT Inc	735	33

Rayonier Inc	425	18	Nationwide Health Properties Inc	922	32
					108

Pharmacy Services (1.51%)
			REITS - Office Property (0.00%)
Express Scripts Inc (a)	2,543	220
			Alexandria Real Estate Equities Inc	110	7
Medco Health Solutions Inc (a)	48,772	3,117

Omnicare Inc	645	15	REITS - Regional Malls (0.03%)

		3,352	Simon Property Group Inc	848	68

Physician Practice Management (0.01%)
			REITS - Shopping Centers (0.00%)
Mednax Inc (a)	175	10
			Federal Realty Investment Trust	91	6

See accompanying notes

229

Schedule of Investments
LargeCap Growth Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
REITS - Storage (0.04%)			Retail - Consumer Electronics (continued)
Public Storage	1,116 $	91	RadioShack Corp	215 $	4
					117
Rental - Auto & Equipment (0.01%)
			Retail - Discount (3.18%)
Aaron's Inc	619	17
			Big Lots Inc (a)	123	3
Research & Development (0.01%)			BJ's Wholesale Club Inc (a)	112	4
Pharmaceutical Product Development Inc	1,252	29	Costco Wholesale Corp	59,745	3,535
			Dollar Tree Inc (a)	1,071	52
Retail - Apparel & Shoe (0.21%)			Family Dollar Stores Inc	1,672	46
Abercrombie & Fitch Co	518	18	Target Corp	6,383	309
Aeropostale Inc (a)	801	27	Wal-Mart Stores Inc	58,298	3,116
American Eagle Outfitters Inc	2,032	35			7,065
Chico's FAS Inc (a)	1,982	28
			Retail - Drug Store (0.22%)
Gap Inc/The	3,687	77
			CVS Caremark Corp	3,273	106
Guess? Inc	694	29
			Walgreen Co	10,411	382
Ltd Brands Inc	2,126	41
					488
Nordstrom Inc	2,156	81
Phillips-Van Heusen Corp	397	16	Retail - Jewelry (0.03%)
Ross Stores Inc	1,510	64	Tiffany & Co	1,352	58
Urban Outfitters Inc (a)	1,530	54
			Retail - Mail Order (0.00%)
		470
			Williams-Sonoma Inc	453	9
Retail - Auto Parts (0.36%)
Advance Auto Parts Inc	1,134	46	Retail - Major Department Store (0.06%)
AutoZone Inc (a)	355	56	TJX Cos Inc	3,509	128
O'Reilly Automotive Inc (a)	18,516	706
		808	Retail - Office Supplies (0.07%)
			Office Depot Inc (a)	595	4
Retail - Automobile (0.04%)			Staples Inc	6,072	149
AutoNation Inc (a)	93	2			153
CarMax Inc (a)	1,864	45
Copart Inc (a)	795	29	Retail - Pet Food & Supplies (1.42%)
			PetSmart Inc	118,387	3,160
Penske Auto Group Inc (a)	161	3
		79
			Retail - Regional Department Store (0.40%)
Retail - Bedding (0.50%)			Kohl's Corp (a)	16,522	891
Bed Bath & Beyond Inc (a)	28,813	1,113
			Retail - Restaurants (1.16%)
Retail - Bookstore (0.00%)			Brinker International Inc	1,321	20
Barnes & Noble Inc	104	2	Chipotle Mexican Grill Inc (a)	379	33
			Darden Restaurants Inc	1,633	57
Retail - Building Products (0.51%)			McDonald's Corp	8,133	508
Home Depot Inc	1,354	39	Panera Bread Co (a)	327	22
Lowe's Cos Inc	47,123	1,102	Starbucks Corp (a)	43,746	1,009
		1,141	Yum! Brands Inc	26,718	934
Retail - Catalog Shopping (0.01%)					2,583
MSC Industrial Direct Co	560	26
			Retail - Sporting Goods (0.01%)
			Dick's Sporting Goods Inc (a)	1,023	25
Retail - Computer Equipment (0.02%)
GameStop Corp (a)	1,724	38
			Savings & Loans - Thrifts (0.02%)
			Capitol Federal Financial	263	8
Retail - Consumer Electronics (0.05%)
			Hudson City Bancorp Inc	3,094	42
Best Buy Co Inc	2,859	113
See accompanying notes

230

Schedule of Investments
LargeCap Growth Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Savings & Loans - Thrifts (continued)			Television (0.00%)
TFS Financial Corp	129 $	2	CTC Media Inc (a)	403 $	6
		52
			Tobacco (0.51%)
Schools (0.08%)
			Altria Group Inc	15,244	299
Apollo Group Inc (a)	1,129	68
			Lorillard Inc	1,557	125
Career Education Corp (a)	762	18
			Philip Morris International Inc	14,462	697
DeVry Inc	740	42
					1,121
ITT Educational Services Inc (a)	504	48
		176	Tools - Hand Held (0.00%)
			Snap-On Inc	188	8
Semiconductor Component - Integrated Circuits (0.95%)
Analog Devices Inc	2,147	68	Toys (0.04%)
Integrated Device Technology Inc (a)	468	3	Marvel Entertainment Inc (a)	580	32
Marvell Technology Group Ltd (a)	95,136	1,974	Mattel Inc	3,315	66
Maxim Integrated Products Inc	3,046	62			98
		2,107
			Transport - Marine (0.01%)
Semiconductor Equipment (0.43%)			Kirby Corp (a)	130	5
ASML Holding NV	27,400	934	Teekay Corp	218	5
Teradyne Inc (a)	1,287	14			10
		948
			Transport - Rail (0.07%)
Soap & Cleaning Products (0.02%)			Union Pacific Corp	2,251	144
Church & Dwight Co Inc	836	51
			Transport - Services (0.85%)
Software Tools (0.01%)			CH Robinson Worldwide Inc	1,248	73
VMware Inc (a)	611	26	Expeditors International of Washington Inc	43,464	1,510
			United Parcel Service Inc	5,097	292
Steel - Producers (0.01%)
			UTI Worldwide Inc	1,191	17
Schnitzer Steel Industries Inc	200	10
					1,892

Steel Pipe & Tube (0.01%)			Transport - Truck (0.01%)
Valmont Industries Inc	250	20	Con-way Inc	192	7
			Landstar System Inc	611	23
Telecommunication Equipment (0.03%)					30
Harris Corp	1,235	59
			Veterinary Diagnostics (0.01%)
Telecommunication Equipment - Fiber Optics (0.09%)			VCA Antech Inc (a)	1,007	25
Corning Inc	9,782	189
			Vitamins & Nutrition Products (0.01%)
JDS Uniphase Corp (a)	1,307	11
			Herbalife Ltd	734	30
		200

Telecommunication Services (0.03%)			Water Treatment Systems (0.02%)
Amdocs Ltd (a)	325	9	Nalco Holding Co	1,646	42
NeuStar Inc (a)	939	22
tw telecom inc (a)	1,777	30	Web Portals (4.14%)
		61	Google Inc (a)	14,563	9,029
			Sohu.com Inc (a)	357	21
Telephone - Integrated (0.02%)
			Yahoo! Inc (a)	8,186	137
Frontier Communications Corp	1,784	14
					9,187
Windstream Corp	2,662	29
		43	Wireless Equipment (4.64%)
			American Tower Corp (a)	63,156	2,729
			Crown Castle International Corp (a)	39,943	1,559
			Qualcomm Inc	128,705	5,954

See accompanying notes

231

Schedule of Investments
LargeCap Growth Account I
December 31, 2009

			Portfolio Summary (unaudited)
			Sector	Percent
	Shares	Value
	Held	(000's)	Consumer, Non-cyclical	23.97%
			Technology	20.52%
COMMON STOCKS (continued)			Communications	15.02%
Wireless Equipment (continued)			Industrial	11.67%
SBA Communications Corp (a)	1,387 $	48	Consumer, Cyclical	10.79%
			Financial	7.41%
		10,290	Energy	6.73%
X-Ray Equipment (0.00%)			Basic Materials	1.70%
			Utilities	0.19%
Hologic Inc (a)	298	4	Other Assets in Excess of Liabilities, Net	2.00%
TOTAL COMMON STOCKS	$ 214,362		TOTAL NET ASSETS	100.00%
	Principal
			Other Assets Summary (unaudited)
	Amount	Value
	(000's)	(000's)	Asset Type	Percent
			Futures	3.25%
REPURCHASE AGREEMENTS (1.42%)
Diversified Banking Institutions (1.42%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement;
0.005% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $1,410,000; 0.00% - 3.75%; dated
01/26/10 - 04/15/26)	$ 1,383$	1,383
Investment in Joint Trading Account;
Deutsche Bank Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $434,000; 0.00% - 4.75%; dated
02/22/10 - 11/19/12)	425	425
Investment in Joint Trading Account;
Morgan Stanley Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $1,367,000; 0.00% - 0.90%; dated
01/15/10 - 04/08/10)	1,340	1,340
		3,148

TOTAL REPURCHASE AGREEMENTS	$ 3,148

Total Investments	$ 217,510
Other Assets in Excess of Liabilities, Net - 2.00%		4,443

TOTAL NET ASSETS - 100.00%	$ 221,953

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 44,657
Unrealized Depreciation		(6,180)
Net Unrealized Appreciation (Depreciation)		38,477
Cost for federal income tax purposes		179,033
All dollar amounts are shown in thousands (000's)

See accompanying notes

232

Schedule of Investments
LargeCap Growth Account I
December 31, 2009

Futures Contracts
				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)
S&P 500; March 2010	Buy	26	$ 7,163	$ 7,219	$ 56
All dollar amounts are shown in thousands (000's)

See accompanying notes

233

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (99.20%)			COMMON STOCKS (continued)
Advertising Agencies (0.16%)			Auto - Car & Light Trucks (0.33%)
Interpublic Group of Cos Inc (a)	5,635 $	42	Ford Motor Co (a)	38,335$	383
Omnicom Group Inc	3,608	141
		183	Auto - Medium & Heavy Duty Trucks (0.13%)
			PACCAR Inc	4,214	153
Aerospace & Defense (1.35%)
Boeing Co/The	8,423	456	Auto/Truck Parts & Equipment - Original (0.18%)
General Dynamics Corp	4,472	305	Johnson Controls Inc	7,779	212
Lockheed Martin Corp	3,708	279
Northrop Grumman Corp	3,637	203	Beverages - Non-Alcoholic (2.46%)
Raytheon Co	4,442	229	Coca-Cola Co/The	26,860	1,531
Rockwell Collins Inc	1,823	101	Coca-Cola Enterprises Inc	3,684	78
		1,573	Dr Pepper Snapple Group Inc	2,945	83
			Pepsi Bottling Group Inc	1,670	63
Aerospace & Defense Equipment (0.73%)
			PepsiCo Inc	18,088	1,100
Goodrich Corp	1,442	93
					2,855
United Technologies Corp	10,868	754
		847	Beverages - Wine & Spirits (0.09%)
			Brown-Forman Corp	1,274	68
Agricultural Chemicals (0.49%)
			Constellation Brands Inc (a)	2,312	37
CF Industries Holdings Inc	563	51
					105
Monsanto Co	6,318	517
		568	Brewery (0.07%)
			Molson Coors Brewing Co	1,823	82
Agricultural Operations (0.20%)
Archer-Daniels-Midland Co	7,446	233
			Broadcasting Services & Programming (0.04%)
			Scripps Networks Interactive	1,037	43
Airlines (0.08%)
Southwest Airlines Co	8,600	98
			Building - Residential & Commercial (0.08%)
			DR Horton Inc	3,204	35
Apparel Manufacturers (0.23%)
			Lennar Corp	1,870	24
Coach Inc	3,697	135
			Pulte Homes Inc (a)	3,660	36
Polo Ralph Lauren Corp	666	54
					95
VF Corp	1,029	75
		264	Building Products - Wood (0.05%)
			Masco Corp	4,163	57
Appliances (0.06%)
Whirlpool Corp	861	69
			Cable/Satellite TV (0.94%)
			Comcast Corp - Class A	33,091	558
Applications Software (2.68%)
			DIRECTV (a)	11,092	370
Citrix Systems Inc (a)	2,121	88
			Time Warner Cable Inc	4,085	169
Compuware Corp (a)	2,672	20
					1,097
Intuit Inc (a)	3,672	113
Microsoft Corp	89,545	2,730	Casino Hotels (0.04%)
Red Hat Inc (a)	2,177	67	Wynn Resorts Ltd (a)	799	47
Salesforce.com Inc (a)	1,274	94
		3,112	Casino Services (0.06%)
			International Game Technology	3,443	65
Athletic Footwear (0.26%)
Nike Inc	4,516	298	Cellular Telecommunications (0.02%)
			MetroPCS Communications Inc (a)	3,023	23
Audio & Video Products (0.02%)
Harman International Industries Inc	804	28	Chemicals - Diversified (0.76%)
			Dow Chemical Co/The	13,258	366
			EI du Pont de Nemours & Co	10,476	353

See accompanying notes

234

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Chemicals - Diversified (continued)			Computer Services (continued)
FMC Corp	838 $	47	Computer Sciences Corp (a)	1,767$	102
PPG Industries Inc	1,936	113			324
		879
			Computers (5.14%)
Chemicals - Specialty (0.24%)			Apple Inc (a)	10,441	2,201
Eastman Chemical Co	843	51	Dell Inc (a)	19,960	287
Ecolab Inc	2,754	123	Hewlett-Packard Co	27,485	1,416
International Flavors & Fragrances Inc	916	38	IBM Corp	15,227	1,993
Sigma-Aldrich Corp	1,411	71	Sun Microsystems Inc (a)	8,733	82
		283			5,979
Coal (0.25%)			Computers - Integrated Systems (0.05%)
Consol Energy Inc	2,096	104	Teradata Corp (a)	1,985	62
Massey Energy Co	992	42
Peabody Energy Corp	3,105	140	Computers - Memory Devices (0.64%)
		286	EMC Corp/Massachusetts (a)	23,645	413
			NetApp Inc (a)	3,929	135
Coatings & Paint (0.06%)
			SanDisk Corp (a)	2,645	77
Sherwin-Williams Co/The	1,104	68
			Western Digital Corp (a)	2,613	115
					740
Commercial Banks (0.37%)
BB&T Corp	7,971	202	Computers - Peripheral Equipment (0.02%)
First Horizon National Corp (a)	2,572	34	Lexmark International Inc (a)	905	24
M&T Bank Corp	958	64
Marshall & Ilsley Corp	6,082	33	Consulting Services (0.06%)
Regions Financial Corp	13,772	73	SAIC Inc (a)	3,549	67
Zions Bancorporation	1,602	21
			Consumer Products - Miscellaneous (0.41%)
		427
			Clorox Co	1,621	99
Commercial Services (0.08%)			Fortune Brands Inc	1,743	75
Iron Mountain Inc (a)	2,098	48	Kimberly-Clark Corp	4,815	307
Quanta Services Inc (a)	2,432	50			481
		98
			Containers - Metal & Glass (0.10%)
Commercial Services - Finance (1.28%)			Ball Corp	1,091	57
Automatic Data Processing Inc	5,850	251	Owens-Illinois Inc (a)	1,953	64
Equifax Inc	1,466	45			121
H&R Block Inc	3,887	88
			Containers - Paper & Plastic (0.10%)
Mastercard Inc	1,113	285
			Bemis Co Inc	1,254	37
Moody's Corp	2,275	61
			Pactiv Corp (a)	1,534	37
Paychex Inc	3,728	114
			Sealed Air Corp	1,843	40
Total System Services Inc	2,286	40
					114
Visa Inc	5,192	454
Western Union Co/The	8,023	151	Cosmetics & Toiletries (2.36%)
		1,489	Avon Products Inc	4,950	156
			Colgate-Palmolive Co	5,763	474
Computer Aided Design (0.06%)
			Estee Lauder Cos Inc/The	1,368	66
Autodesk Inc (a)	2,663	68
			Procter & Gamble Co (b)	33,868	2,053
Computer Services (0.28%)					2,749
Affiliated Computer Services Inc (a)	1,132	67	Cruise Lines (0.14%)
Cognizant Technology Solutions Corp (a)	3,416	155	Carnival Corp	5,066	161

See accompanying notes

235

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Data Processing & Management (0.19%)			E-Commerce - Services (continued)
Dun & Bradstreet Corp	602 $	51	Priceline.com Inc (a)	509 $	111
Fidelity National Information Services Inc	3,800	89			481
Fiserv Inc (a)	1,784	86
			Electric - Generation (0.09%)
		226	AES Corp/The (a)	7,739	103
Dental Supplies & Equipment (0.08%)
DENTSPLY International Inc	1,762	62	Electric - Integrated (3.20%)
Patterson Cos Inc (a)	1,079	30	Allegheny Energy Inc	1,966	46
		92	Ameren Corp	2,746	77
			American Electric Power Co Inc	5,537	193
Dialysis Centers (0.06%)
			CMS Energy Corp	2,662	42
DaVita Inc (a)	1,185	70
			Consolidated Edison Inc	3,253	148
			Constellation Energy Group Inc	2,329	82
Disposable Medical Products (0.08%)
CR Bard Inc	1,119	87	Dominion Resources Inc/VA	6,923	270
			DTE Energy Co	1,912	83
Distribution & Wholesale (0.18%)			Duke Energy Corp	15,123	260
Fastenal Co	1,530	64	Edison International	3,777	131
Genuine Parts Co	1,850	70	Entergy Corp	2,190	179
WW Grainger Inc	732	71	Exelon Corp	7,643	374
		205	FirstEnergy Corp	3,534	164
			FPL Group Inc	4,791	253
Diversified Banking Institutions (5.04%)
			Integrys Energy Group Inc	886	37
Bank of America Corp	115,186	1,735
			Northeast Utilities	2,034	53
Citigroup Inc	226,041	748
			Pepco Holdings Inc	2,569	43
Goldman Sachs Group Inc/The	5,959	1,006
			PG&E Corp	4,300	192
JP Morgan Chase & Co	45,681	1,904
			Pinnacle West Capital Corp	1,174	43
Morgan Stanley	15,758	466
			PPL Corp	4,371	141
		5,859
			Progress Energy Inc	3,241	133
Diversified Manufacturing Operations (3.31%)			Public Service Enterprise Group Inc	5,865	195
3M Co	8,207	679	SCANA Corp	1,285	48
Danaher Corp	3,016	227	Southern Co	9,276	309
Dover Corp	2,158	90	TECO Energy Inc	2,478	40
Eaton Corp	1,922	122	Wisconsin Energy Corp	1,355	68
General Electric Co	123,424	1,867	Xcel Energy Inc	5,293	112
Honeywell International Inc	8,845	347			3,716
Illinois Tool Works Inc	4,471	215
ITT Corp	2,118	105	Electric Products - Miscellaneous (0.35%)
			Emerson Electric Co	8,719	371
Leggett & Platt Inc	1,763	36
			Molex Inc	1,571	34
Parker Hannifin Corp	1,863	100
					405
Textron Inc	3,143	59
		3,847	Electronic Components - Miscellaneous (0.03%)
			Jabil Circuit Inc	2,210	38
Diversified Operations (0.05%)
Leucadia National Corp (a)	2,198	52
			Electronic Components - Semiconductors (2.15%)
			Advanced Micro Devices Inc (a)	6,527	63
E-Commerce - Products (0.45%)
			Altera Corp	3,424	78
Amazon.com Inc (a)	3,865	520
			Broadcom Corp	4,993	157
E-Commerce - Services (0.41%)			Intel Corp	64,010	1,306
eBay Inc (a)	13,039	307	LSI Corp (a)	7,571	46
Expedia Inc	2,443	63	MEMC Electronic Materials Inc (a)	2,592	35
			Microchip Technology Inc	2,128	62

See accompanying notes

236

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electronic Components - Semiconductors			Finance - Consumer Loans (0.05%)
(continued)			SLM Corp (a)	5,501 $	62
Micron Technology Inc (a)	9,851 $	104
National Semiconductor Corp	2,743	42	Finance - Credit Card (0.56%)
NVIDIA Corp (a)	6,432	120	American Express Co	13,785	559
QLogic Corp (a)	1,328	25	Discover Financial Services	6,292	92
Texas Instruments Inc	14,523	378			651
Xilinx Inc	3,209	80
			Finance - Investment Banker & Broker (0.21%)
		2,496
			Charles Schwab Corp/The	11,046	208
Electronic Connectors (0.08%)			E*Trade Financial Corp (a)	17,948	31
Amphenol Corp	1,988	92			239

Electronic Forms (0.19%)			Finance - Other Services (0.40%)
Adobe Systems Inc (a)	6,071	223	CME Group Inc	771	259
			IntercontinentalExchange Inc (a)	849	96
Electronic Measurement Instruments (0.16%)			NASDAQ OMX Group Inc/The (a)	1,713	34
Agilent Technologies Inc (a)	4,000	124	NYSE Euronext	3,014	76
FLIR Systems Inc (a)	1,759	58			465
		182	Food - Confectionery (0.13%)
Electronics - Military (0.10%)			Hershey Co/The	1,928	69
L-3 Communications Holdings Inc	1,347	117	JM Smucker Co/The	1,380	85
					154
Energy - Alternate Sources (0.07%)
			Food - Dairy Products (0.03%)
First Solar Inc (a)	562	76
			Dean Foods Co (a)	2,092	38
Engineering - Research & Development Services (0.13%)
			Food - Meat Products (0.06%)
Fluor Corp	2,075	94
			Hormel Foods Corp	809	31
Jacobs Engineering Group Inc (a)	1,441	54
			Tyson Foods Inc	3,537	44
		148
					75
Engines - Internal Combustion (0.09%)
			Food - Miscellaneous/Diversified (1.20%)
Cummins Inc	2,339	107
			Campbell Soup Co	2,202	74
Enterprise Software & Services (1.13%)			ConAgra Foods Inc	5,134	118
BMC Software Inc (a)	2,126	85	General Mills Inc	3,786	268
CA Inc	4,596	103	HJ Heinz Co	3,659	157
Novell Inc (a)	4,020	17	Kellogg Co	2,947	157
Oracle Corp	45,327	1,112	Kraft Foods Inc	17,123	465
		1,317	McCormick & Co Inc/MD	1,518	55
			Sara Lee Corp	8,083	99
Entertainment Software (0.06%)
					1,393
Electronic Arts Inc (a)	3,773	67
			Food - Retail (0.28%)
Fiduciary Banks (0.68%)			Kroger Co/The	7,544	155
Bank of New York Mellon Corp/The	13,959	390	Safeway Inc	4,711	100
Northern Trust Corp	2,799	147	SUPERVALU Inc	2,458	31
State Street Corp	5,734	250	Whole Foods Market Inc (a)	1,630	45
		787			331
Filtration & Separation Products (0.04%)			Food - Wholesale & Distribution (0.17%)
Pall Corp	1,355	49	Sysco Corp	6,861	192

			Forestry (0.15%)
			Plum Creek Timber Co Inc	1,887	71

See accompanying notes

237

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Forestry (continued)			Internet Security (continued)
Weyerhaeuser Co	2,450 $	106	Symantec Corp (a)	9,396 $	168
		177	VeriSign Inc (a)	2,230	54
					296
Gas - Distribution (0.26%)
CenterPoint Energy Inc	4,525	66	Investment Management & Advisory Services (0.59%)
Nicor Inc	524	22	Ameriprise Financial Inc	2,956	115
NiSource Inc	3,197	49	Federated Investors Inc	1,021	28
Sempra Energy	2,857	160	Franklin Resources Inc	1,727	182
		297	Invesco Ltd	4,970	117
			Janus Capital Group Inc	2,110	28
Gold Mining (0.23%)
Newmont Mining Corp	5,682	269	Legg Mason Inc	1,883	57
			T Rowe Price Group Inc	2,985	159
Hazardous Waste Disposal (0.05%)					686
Stericycle Inc (a)	976	54	Life & Health Insurance (0.62%)
			Aflac Inc	5,424	251
Home Decoration Products (0.04%)
			Lincoln National Corp	3,502	87
Newell Rubbermaid Inc	3,219	48
			Prudential Financial Inc	5,379	268
Hotels & Motels (0.17%)			Torchmark Corp	960	42
Marriott International Inc/DE	2,940	80	Unum Group	3,846	75
Starwood Hotels & Resorts Worldwide Inc	2,168	79			723
Wyndham Worldwide Corp	2,070	42	Linen Supply & Related Items (0.03%)
		201	Cintas Corp	1,524	40
Human Resources (0.06%)
			Machinery - Construction & Mining (0.35%)
Monster Worldwide Inc (a)	1,457	25
			Caterpillar Inc	7,219	411
Robert Half International Inc	1,750	47
		72	Machinery - Farm (0.23%)
Industrial Automation & Robots (0.07%)			Deere & Co	4,903	265
Rockwell Automation Inc/DE	1,649	77
			Machinery - General Industry (0.05%)
Industrial Gases (0.46%)			Roper Industries Inc	1,055	55
Air Products & Chemicals Inc	2,454	199
Airgas Inc	952	45	Machinery - Pumps (0.05%)
Praxair Inc	3,556	286	Flowserve Corp	647	61
		530
			Medical - Biomedical/Gene (1.63%)
Instruments - Scientific (0.28%)			Amgen Inc (a)	11,733	664
PerkinElmer Inc	1,354	28	Biogen Idec Inc (a)	3,352	179
Thermo Fisher Scientific Inc (a)	4,733	226	Celgene Corp (a)	5,328	297
Waters Corp (a)	1,098	68	Genzyme Corp (a)	3,076	151
		322	Gilead Sciences Inc (a)	10,432	451
Insurance Brokers (0.22%)			Life Technologies Corp (a)	2,067	108
Aon Corp	3,175	122	Millipore Corp (a)	645	47
Marsh & McLennan Cos Inc	6,115	135			1,897
		257	Medical - Drugs (4.57%)
Internet Infrastructure Software (0.04%)			Abbott Laboratories	17,930	968
Akamai Technologies Inc (a)	1,985	50	Allergan Inc/United States	3,565	225
			Bristol-Myers Squibb Co	19,842	501
Internet Security (0.25%)			Cephalon Inc (a)	865	54
McAfee Inc (a)	1,828	74	Eli Lilly & Co	11,721	419

See accompanying notes

238

Schedule of Investments

LargeCap S&P 500 Index Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical - Drugs (continued)			Medical Products (continued)
Forest Laboratories Inc (a)	3,498 $	112	Zimmer Holdings Inc (a)	2,469$	146
King Pharmaceuticals Inc (a)	2,878	35			3,212
Merck & Co Inc	35,407	1,294
			Metal - Aluminum (0.16%)
Pfizer Inc	93,541	1,701	Alcoa Inc	11,295	182
		5,309

Medical - Generic Drugs (0.10%)			Metal - Copper (0.34%)
Mylan Inc/PA (a)	3,542	65	Freeport-McMoRan Copper & Gold Inc	4,983	400
Watson Pharmaceuticals Inc (a)	1,230	49
			Metal - Iron (0.06%)
		114
			Cliffs Natural Resources Inc	1,518	70
Medical - HMO (0.96%)
Aetna Inc	5,025	159	Metal Processors & Fabrication (0.15%)
CIGNA Corp	3,170	112	Precision Castparts Corp	1,631	180
Coventry Health Care Inc (a)	1,715	42
Humana Inc (a)	1,969	86	Motorcycle/Motor Scooter (0.06%)
			Harley-Davidson Inc	2,718	68
UnitedHealth Group Inc	13,470	410
WellPoint Inc (a)	5,313	310
			Multi-Line Insurance (0.90%)
		1,119
			Allstate Corp/The	6,219	187
Medical - Hospitals (0.02%)			American International Group Inc (a)	1,560	47
Tenet Healthcare Corp (a)	5,019	27	Assurant Inc	1,354	40
			Cincinnati Financial Corp	1,886	49
Medical - Wholesale Drug Distribution (0.36%)			Genworth Financial Inc (a)	5,663	64
AmerisourceBergen Corp	3,339	87	Hartford Financial Services Group Inc	4,440	103
Cardinal Health Inc	4,204	136	Loews Corp	4,183	152
McKesson Corp	3,106	194	MetLife Inc	9,491	336
		417	XL Capital Ltd	3,966	73

Medical Information Systems (0.04%)					1,051
IMS Health Inc	2,115	45
			Multimedia (1.54%)
			McGraw-Hill Cos Inc/The	3,650	122
Medical Instruments (0.86%)
			Meredith Corp	425	13
Boston Scientific Corp (a)	17,509	158
			News Corp - Class A	26,119	358
Intuitive Surgical Inc (a)	443	134
			Time Warner Inc	13,535	395
Medtronic Inc	12,830	564
			Viacom Inc (a)	7,036	209
St Jude Medical Inc (a)	3,875	143
			Walt Disney Co/The	21,619	697
		999
					1,794
Medical Laboratory & Testing Service (0.17%)
			Networking Products (1.51%)
Laboratory Corp of America Holdings (a)	1,231	92
			Cisco Systems Inc (a)	66,683	1,596
Quest Diagnostics Inc	1,800	109
			Juniper Networks Inc (a)	6,091	163
		201
					1,759
Medical Products (2.76%)
			Non-Ferrous Metals (0.01%)
Baxter International Inc	6,988	410
			Titanium Metals Corp (a)	981	12
Becton Dickinson and Co	2,749	217
CareFusion Corp (a)	2,053	51
			Non-Hazardous Waste Disposal (0.26%)
Hospira Inc (a)	1,880	96	Republic Services Inc	3,746	106
Johnson & Johnson	31,983	2,060	Waste Management Inc	5,676	192
Stryker Corp	3,273	165			298
Varian Medical Systems Inc (a)	1,443	67
			Office Automation & Equipment (0.12%)
			Pitney Bowes Inc	2,401	55

See accompanying notes

239

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Office Automation & Equipment (continued)			Oil Refining & Marketing (0.14%)
Xerox Corp	10,076 $	85	Sunoco Inc	1,355 $		35
		140	Tesoro Corp/Texas	1,625		22
			Valero Energy Corp	6,542		110
Office Supplies & Forms (0.04%)
Avery Dennison Corp	1,307	48				167
			Paper & Related Products (0.16%)
Oil - Field Services (1.30%)			International Paper Co	5,020		134
Baker Hughes Inc	3,592	145	MeadWestvaco Corp	1,984		57
BJ Services Co	3,402	63				191
Halliburton Co	10,455	315
			Pharmacy Services (0.54%)
Schlumberger Ltd	13,919	906
			Express Scripts Inc (a)	3,185		276
Smith International Inc	2,868	78
			Medco Health Solutions Inc (a)	5,527		353
		1,507
						629
Oil & Gas Drilling (0.16%)
			Photo Equipment & Supplies (0.01%)
Diamond Offshore Drilling Inc	806	79
			Eastman Kodak Co (a)	3,109		13
Nabors Industries Ltd (a)	3,284	72
Rowan Cos Inc (a)	1,319	30
			Pipelines (0.32%)
		181	El Paso Corp	8,129		80
Oil Company - Exploration & Production (2.95%)			Spectra Energy Corp	7,497		154
Anadarko Petroleum Corp	5,698	356	Williams Cos Inc	6,760		142
Apache Corp	3,897	402				376
Cabot Oil & Gas Corp	1,202	52
			Printing - Commercial (0.05%)
Chesapeake Energy Corp	7,508	194	RR Donnelley & Sons Co	2,380		53
Denbury Resources Inc (a)	2,896	43
Devon Energy Corp	5,148	378	Property & Casualty Insurance (0.56%)
EOG Resources Inc	2,925	285	Chubb Corp	3,959		195
EQT Corp	1,518	67	Progressive Corp/The	7,816		140
Noble Energy Inc	2,011	143	Travelers Cos Inc/The	6,333		316
Occidental Petroleum Corp	9,409	766				651
Pioneer Natural Resources Co	1,337	64
			Publicly Traded Investment Fund (0.29%)
Questar Corp	2,021	84
			iShares S&P 500 Index Fund/US	3,050		340
Range Resources Corp	1,828	91
Southwestern Energy Co (a)	4,003	193	Publishing - Newspapers (0.05%)
XTO Energy Inc	6,727	313	Gannett Co Inc	2,738		41
		3,431	New York Times Co/The (a)	1,340		16
Oil Company - Integrated (6.02%)						57
Chevron Corp	23,256	1,791	Quarrying (0.07%)
ConocoPhillips	17,199	878	Vulcan Materials Co	1,454		77
Exxon Mobil Corp (b)	55,030	3,753
Hess Corp	3,374	204	Real Estate Management & Services (0.04%)
Marathon Oil Corp	8,205	256	CB Richard Ellis Group Inc (a)	3,127		42
Murphy Oil Corp	2,213	120
		7,002	Regional Banks (2.52%)
			Capital One Financial Corp	5,215		200
Oil Field Machinery & Equipment (0.36%)			Comerica Inc	1,752		52
Cameron International Corp (a)	2,833	118	Fifth Third Bancorp	9,219		90
FMC Technologies Inc (a)	1,416	82	Huntington Bancshares Inc/OH	8,289		30
National Oilwell Varco Inc	4,849	214	KeyCorp	10,184		57
		414	PNC Financial Services Group Inc	5,349		282

See accompanying notes

240

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Regional Banks (continued)			Retail - Bedding (0.10%)
SunTrust Banks Inc	5,786 $	117	Bed Bath & Beyond Inc (a)	3,045 $	118
US Bancorp	22,169	499
Wells Fargo & Co	59,247	1,599	Retail - Building Products (0.83%)
		2,926	Home Depot Inc	19,711	570
			Lowe's Cos Inc	17,064	399
REITS - Apartments (0.18%)
					969
Apartment Investment & Management Co	1,356	22
AvalonBay Communities Inc	944	77	Retail - Computer Equipment (0.04%)
Equity Residential	3,201	108	GameStop Corp (a)	1,909	42
		207
			Retail - Consumer Electronics (0.16%)
REITS - Diversified (0.11%)			Best Buy Co Inc	3,959	156
Vornado Realty Trust	1,818	127	RadioShack Corp	1,451	29
					185
REITS - Healthcare (0.21%)
HCP Inc	3,398	104	Retail - Discount (1.82%)
Health Care REIT Inc	1,426	63	Big Lots Inc (a)	958	27
Ventas Inc	1,815	79	Costco Wholesale Corp	5,054	299
		246	Family Dollar Stores Inc	1,609	45
			Target Corp	8,721	422
REITS - Hotels (0.08%)
			Wal-Mart Stores Inc	24,734	1,322
Host Hotels & Resorts Inc (a)	7,465	87
					2,115
REITS - Office Property (0.09%)			Retail - Drug Store (0.82%)
Boston Properties Inc	1,608	108	CVS Caremark Corp	16,351	527
			Walgreen Co	11,462	421
REITS - Regional Malls (0.23%)					948
Simon Property Group Inc	3,325	265
			Retail - Jewelry (0.05%)
REITS - Shopping Centers (0.05%)			Tiffany & Co	1,443	62
Kimco Realty Corp	4,657	63
			Retail - Major Department Store (0.26%)
REITS - Storage (0.11%)			JC Penney Co Inc	2,734	73
Public Storage	1,572	128	Sears Holdings Corp (a)	563	47
			TJX Cos Inc	4,865	178
REITS - Warehouse & Industrial (0.06%)					298
ProLogis	5,485	75
			Retail - Office Supplies (0.20%)
			Office Depot Inc (a)	3,185	21
Retail - Apparel & Shoe (0.30%)
Abercrombie & Fitch Co	1,020	35	Staples Inc	8,391	206
Gap Inc/The	5,519	116			227
Ltd Brands Inc	3,101	60	Retail - Regional Department Store (0.24%)
Nordstrom Inc	1,916	72	Kohl's Corp (a)	3,554	191
Ross Stores Inc	1,450	62	Macy's Inc	4,880	82
		345			273
Retail - Auto Parts (0.10%)			Retail - Restaurants (1.05%)
AutoZone Inc (a)	347	55	Darden Restaurants Inc	1,618	57
O'Reilly Automotive Inc (a)	1,590	60	McDonald's Corp	12,510	781
		115	Starbucks Corp (a)	8,612	198
			Yum! Brands Inc	5,422	190
Retail - Automobile (0.02%)
AutoNation Inc (a)	1,072	21			1,226

See accompanying notes

241

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Rubber - Tires (0.03%)			Television (0.09%)
Goodyear Tire & Rubber Co/The (a)	2,807$	40	CBS Corp	7,850 $	110

Savings & Loans - Thrifts (0.12%)			Tobacco (1.54%)
Hudson City Bancorp Inc	5,480	75	Altria Group Inc	24,021	472
People's United Financial Inc	4,037	68	Lorillard Inc	1,862	149
		143	Philip Morris International Inc	22,079	1,064
			Reynolds American Inc	1,959	104
Schools (0.14%)
Apollo Group Inc (a)	1,490	90			1,789
DeVry Inc	716	41	Tools - Hand Held (0.10%)
Washington Post Co/The	72	32	Black & Decker Corp	698	45
		163	Snap-On Inc	669	29
			Stanley Works/The	932	48
Semiconductor Component - Integrated Circuits (0.16%)
Analog Devices Inc	3,383	107			122
Linear Technology Corp	2,586	79	Toys (0.11%)
		186	Hasbro Inc	1,444	46
			Mattel Inc	4,190	84
Semiconductor Equipment (0.29%)
Applied Materials Inc	15,460	215			130
KLA-Tencor Corp	1,981	72	Transport - Rail (0.96%)
Novellus Systems Inc (a)	1,124	26	Burlington Northern Santa Fe Corp	3,039	300
Teradyne Inc (a)	2,027	22	CSX Corp	4,550	221
		335	Norfolk Southern Corp	4,265	223
			Union Pacific Corp	5,849	374
Steel - Producers (0.25%)
AK Steel Holding Corp	1,268	27			1,118
Nucor Corp	3,649	170	Transport - Services (1.02%)
United States Steel Corp	1,662	92	CH Robinson Worldwide Inc	1,944	114
		289	Expeditors International of Washington Inc	2,458	86
			FedEx Corp	3,623	302
Steel - Specialty (0.04%)
Allegheny Technologies Inc	1,137	51	Ryder System Inc	650	27
			United Parcel Service Inc	11,508	660
Telecommunication Equipment (0.08%)					1,189
Harris Corp	1,527	73	Vitamins & Nutrition Products (0.09%)
Tellabs Inc	4,477	25	Mead Johnson Nutrition Co	2,371	104
		98
Telecommunication Equipment - Fiber Optics (0.32%)			Web Portals (1.69%)
Corning Inc	18,038	349	Google Inc (a)	2,795	1,733
JDS Uniphase Corp (a)	2,580	21	Yahoo! Inc (a)	13,805	231
		370			1,964
Telephone - Integrated (2.94%)			Wireless Equipment (1.12%)
AT&T Inc	68,404	1,917	American Tower Corp (a)	4,654	201
CenturyTel Inc	3,449	125	Motorola Inc (a)	26,788	208
Frontier Communications Corp	3,620	28	Qualcomm Inc	19,362	896
Qwest Communications International Inc	17,213	73			1,305
Sprint Nextel Corp (a)	34,416	126	TOTAL COMMON STOCKS	$ 115,334
Verizon Communications Inc	32,928	1,091
Windstream Corp	5,063	56
		3,416

See accompanying notes

242

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2009

				Other Assets Summary (unaudited)
	Principal
	Amount	Value	Asset Type		Percent
	(000's)	(000's)	Futures		0.72%
REPURCHASE AGREEMENTS (0.29%)
Diversified Banking Institutions (0.29%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement;
0.005% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $151,000; 0.00% - 3.75%; dated
01/26/10 - 04/15/26)	$ 148$	148
Investment in Joint Trading Account;
Deutsche Bank Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $46,000; 0.00% - 4.75%; dated
02/22/10 - 11/19/12)	46	46
Investment in Joint Trading Account;
Morgan Stanley Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $146,000; 0.00% - 0.90%; dated
01/15/10 - 04/08/10)	143	143
		337

TOTAL REPURCHASE AGREEMENTS	$ 337

Total Investments	$ 115,671
Other Assets in Excess of Liabilities, Net - 0.51%		595

TOTAL NET ASSETS - 100.00%	$ 116,266

(a)	Non-Income Producing Security
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $477 or 0.41% of net assets.

Unrealized Appreciation (Depreciation) The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 22,631
Unrealized Depreciation	(25,529)
Net Unrealized Appreciation (Depreciation)	(2,898)
Cost for federal income tax purposes	118,569
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Consumer, Non-cyclical	22.97%
Financial	14.29%
Technology	13.20%
Communications	11.67%
Energy	11.56%
Industrial	10.20%
Consumer, Cyclical	8.24%
Utilities	3.54%
Basic Materials	3.48%
Exchange Traded Funds	0.29%
Diversified	0.05%
Other Assets in Excess of Liabilities, Net	0.51%
TOTAL NET ASSETS	100.00%

See accompanying notes

243

Schedule of Investments
LargeCap S&P 500 Index Account
December 31, 2009

Futures Contracts
				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)
S&P 500; March 2010	Buy	3	$ 818	$ 833	$ 15
All dollar amounts are shown in thousands (000's)

See accompanying notes

244

Schedule of Investments
LargeCap Value Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (99.59%)			COMMON STOCKS (continued)
Advertising Agencies (0.41%)			Computer Services (0.43%)
Omnicom Group Inc	16,377$	641	Computer Sciences Corp (a)	11,562$	665

Aerospace & Defense (1.12%)			Computers (0.76%)
Boeing Co/The	5,225	283	Hewlett-Packard Co	22,937	1,182
General Dynamics Corp	21,286	1,451
		1,734	Computers - Integrated Systems (0.40%)
			Teradata Corp (a)	19,646	617
Agricultural Operations (0.52%)
Archer-Daniels-Midland Co	25,651	803	Computers - Memory Devices (1.52%)
			EMC Corp/Massachusetts (a)	95,799	1,674
Auto - Car & Light Trucks (0.32%)
			Western Digital Corp (a)	15,274	674
Ford Motor Co (a)	50,110	501
					2,348

Auto - Medium & Heavy Duty Trucks (0.51%)			Consumer Products - Miscellaneous (0.96%)
Oshkosh Corp	21,535	797	Jarden Corp	26,976	834
			Kimberly-Clark Corp	10,291	655
Auto/Truck Parts & Equipment - Original (0.59%)					1,489
TRW Automotive Holdings Corp (a)	37,944	906
			Cosmetics & Toiletries (0.92%)
Beverages - Non-Alcoholic (0.12%)			Procter & Gamble Co	23,590	1,430
Coca-Cola Co/The	3,341	190
			Distribution & Wholesale (0.32%)
Building - Residential & Commercial (0.36%)			WESCO International Inc (a)	18,082	488
DR Horton Inc	51,352	558
			Diversified Banking Institutions (8.42%)
Cable/Satellite TV (2.12%)			Bank of America Corp	279,541	4,210
Comcast Corp - Class A	148,721	2,507	Citigroup Inc	267,154	884
DISH Network Corp	37,447	778	Goldman Sachs Group Inc/The	17,808	3,007
		3,285	JP Morgan Chase & Co	111,198	4,634
			Morgan Stanley	9,985	295
Chemicals - Diversified (0.67%)
					13,030
Dow Chemical Co/The	5,978	165
PPG Industries Inc	14,830	868	Diversified Manufacturing Operations (4.56%)
		1,033	General Electric Co	339,164	5,132
			Illinois Tool Works Inc	22,858	1,097
Chemicals - Specialty (0.91%)
			ITT Corp	16,690	830
Ashland Inc	16,266	645
					7,059
Lubrizol Corp	10,518	767
		1,412	E-Commerce - Services (1.30%)
			eBay Inc (a)	54,186	1,275
Coatings & Paint (0.46%)
			Liberty Media Corp - Interactive (a)	68,138	739
Valspar Corp	25,999	706
					2,014

Commercial Banks (1.79%)			Electric - Generation (0.38%)
BancorpSouth Inc	26,925	632	AES Corp/The (a)	44,146	588
BB&T Corp	40,580	1,029
BOK Financial Corp	11,501	547	Electric - Integrated (3.87%)
Commerce Bancshares Inc	14,754	571	Ameren Corp	29,222	817
		2,779	American Electric Power Co Inc	12,998	452
			DPL Inc	23,429	647
Commercial Services - Finance (0.99%)
			Edison International	26,215	912
H&R Block Inc	33,887	766
			Exelon Corp	3,602	176
Moody's Corp	28,727	770
			FirstEnergy Corp	21,663	1,006
		1,536
			OGE Energy Corp	19,008	701

See accompanying notes

245

Schedule of Investments
LargeCap Value Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electric - Integrated (continued)			Gas - Distribution (continued)
Public Service Enterprise Group Inc	33,709 $	1,121	UGI Corp	26,702 $	646
Southern Co	4,721	157			2,022
		5,989
			Home Decoration Products (0.57%)
Electric - Transmission (0.43%)			Newell Rubbermaid Inc	59,116	887
ITC Holdings Corp	12,824	668
			Independent Power Producer (0.43%)
Electronic Components - Miscellaneous (0.33%)			NRG Energy Inc (a)	28,440	671
Garmin Ltd	16,844	517
			Investment Management & Advisory Services (0.62%)
Electronic Components - Semiconductors (1.25%)			Invesco Ltd	40,820	959
Intel Corp	63,960	1,305
Xilinx Inc	25,077	628	Life & Health Insurance (0.58%)
		1,933	Unum Group	46,132	901

Electronic Connectors (0.46%)			Machinery - Construction & Mining (0.51%)
Thomas & Betts Corp (a)	19,870	711	Caterpillar Inc	13,756	784

Electronics - Military (0.61%)			Medical - Drugs (5.60%)
L-3 Communications Holdings Inc	10,859	944	Bristol-Myers Squibb Co	55,695	1,406
			Forest Laboratories Inc (a)	28,501	915
Engineering - Research & Development Services (0.46%)
			Merck & Co Inc	47,365	1,731
URS Corp (a)	15,880	707
			Pfizer Inc	253,568	4,613
					8,665
Fiduciary Banks (0.86%)
Bank of New York Mellon Corp/The	20,490	573	Medical - HMO (2.50%)
State Street Corp	17,386	757	CIGNA Corp	25,943	915
		1,330	UnitedHealth Group Inc	61,880	1,886
			WellPoint Inc (a)	18,332	1,069
Finance - Credit Card (1.14%)
American Express Co	43,480	1,762			3,870
			Medical - Wholesale Drug Distribution (0.56%)
Finance - Investment Banker & Broker (0.29%)			McKesson Corp	13,987	874
Investment Technology Group Inc (a)	23,066	454
			Medical Products (0.62%)
Finance - Other Services (0.26%)			CareFusion Corp (a)	31,619	791
NASDAQ OMX Group Inc/The (a)	20,366	404	Johnson & Johnson	2,523	162
					953
Food - Canned (0.30%)
Del Monte Foods Co	40,899	464	Metal - Iron (0.77%)
			Cliffs Natural Resources Inc	25,907	1,194
Food - Miscellaneous/Diversified (1.84%)
General Mills Inc	14,441	1,022	Multi-Line Insurance (0.81%)
Kraft Foods Inc	38,996	1,060	American Financial Group Inc/OH	26,240	655
Ralcorp Holdings Inc (a)	12,912	771	Hartford Financial Services Group Inc	26,067	606
		2,853			1,261
Food - Retail (0.56%)			Multimedia (2.23%)
Safeway Inc	40,526	863	News Corp - Class A	12,911	177
			Time Warner Inc	22,004	641
Gas - Distribution (1.31%)			Viacom Inc (a)	36,912	1,097
Atmos Energy Corp	22,804	670	Walt Disney Co/The	47,901	1,545
Energen Corp	15,079	706			3,460

See accompanying notes

246

Schedule of Investments
LargeCap Value Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Music (0.20%)			Publishing - Newspapers (0.51%)
Warner Music Group Corp (a)	55,271 $	313	Gannett Co Inc	52,909 $	786

Office Automation & Equipment (0.71%)			Regional Banks (3.98%)
Pitney Bowes Inc	9,218	210	Fifth Third Bancorp	77,965	760
Xerox Corp	104,353	883	US Bancorp	68,564	1,543
		1,093	Wells Fargo & Co	142,734	3,853
					6,156
Oil - Field Services (1.37%)
Halliburton Co	47,627	1,433	REITS - Diversified (0.36%)
Schlumberger Ltd	10,596	690	Digital Realty Trust Inc	10,963	551
		2,123
			REITS - Healthcare (0.58%)
Oil & Gas Drilling (0.77%)
			Ventas Inc	20,417	893
Atwood Oceanics Inc (a)	15,407	552
Helmerich & Payne Inc	16,246	648	REITS - Mortgage (0.58%)
		1,200	Annaly Capital Management Inc	51,388	892
Oil Company - Exploration & Production (3.01%)
			REITS - Regional Malls (0.50%)
Anadarko Petroleum Corp	8,002	500
			Simon Property Group Inc	9,612	767
Apache Corp	3,052	315
Chesapeake Energy Corp	25,053	648
			Retail - Apparel & Shoe (0.39%)
Devon Energy Corp	3,811	280	Gap Inc/The	29,192	612
Encore Acquisition Co (a)	15,878	762
Occidental Petroleum Corp	26,513	2,157	Retail - Building Products (0.37%)
		4,662	Home Depot Inc	19,812	573
Oil Company - Integrated (11.73%)
			Retail - Discount (0.40%)
Chevron Corp	70,549	5,431
			Big Lots Inc (a)	21,447	622
ConocoPhillips	54,448	2,781
Exxon Mobil Corp (b)	109,698	7,480	Retail - Drug Store (0.20%)
Hess Corp	19,466	1,178	CVS Caremark Corp	9,614	310
Marathon Oil Corp	41,600	1,299
		18,169	Steel - Producers (0.58%)
			United States Steel Corp	16,176	892
Oil Field Machinery & Equipment (0.95%)
Cameron International Corp (a)	19,745	825
			Telephone - Integrated (5.40%)
National Oilwell Varco Inc	14,596	644
			AT&T Inc	168,363	4,719
		1,469
			CenturyTel Inc	16,050	581
Paper & Related Products (1.05%)			Qwest Communications International Inc	179,603	756
International Paper Co	37,005	991	Sprint Nextel Corp (a)	107,825	395
Rayonier Inc	15,107	637	Verizon Communications Inc	57,698	1,912
		1,628			8,363
Pipelines (1.32%)			Transport - Rail (0.62%)
Spectra Energy Corp	48,321	991	Union Pacific Corp	15,005	959
Williams Cos Inc	49,759	1,049
		2,040	Transport - Services (0.40%)
			UTI Worldwide Inc	43,244	619
Property & Casualty Insurance (2.46%)
Chubb Corp	26,797	1,318	Transport - Truck (0.49%)
HCC Insurance Holdings Inc	25,261	707	Con-way Inc	21,747	759
Travelers Cos Inc/The	35,745	1,782
		3,807

See accompanying notes

247

Schedule of Investments
LargeCap Value Account
December 31, 2009

			Portfolio Summary (unaudited)
			Sector	Percent
	Shares	Value
	Held	(000's)	Financial	23.43%
			Energy	19.16%
COMMON STOCKS (continued)			Consumer, Non-cyclical	15.50%
Web Portals (0.03%)			Communications	12.01%
AOL Inc (a)	2,000 $	47	Industrial	9.55%
			Utilities	6.42%
TOTAL COMMON STOCKS	$ 154,196		Technology	5.06%
	Principal		Basic Materials	4.43%
			Consumer, Cyclical	4.24%
	Amount	Value	Other Assets in Excess of Liabilities, Net	0.20%
	(000's)	(000's)
			TOTAL NET ASSETS	100.00%
REPURCHASE AGREEMENTS (0.21%)
Diversified Banking Institutions (0.21%)			Other Assets Summary (unaudited)
Investment in Joint Trading Account; Bank			Asset Type	Percent
of America Repurchase Agreement;			Futures	0.22%
0.005% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $148,000; 0.00% - 3.75%; dated
01/26/10 - 04/15/26)	$ 145$	145
Investment in Joint Trading Account;
Deutsche Bank Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $46,000; 0.00% - 4.75%; dated
02/22/10 - 11/19/12)	45	45
Investment in Joint Trading Account;
Morgan Stanley Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $143,000; 0.00% - 0.90%; dated
01/15/10 - 04/08/10)	140	140
		330

TOTAL REPURCHASE AGREEMENTS	$ 330

Total Investments	$ 154,526
Other Assets in Excess of Liabilities, Net - 0.20%		303

TOTAL NET ASSETS - 100.00%	$ 154,829

(a) Non-Income Producing Security
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the end of the period, the value of these securities totaled $1,193 or 0.77% of net assets.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 20,117
Unrealized Depreciation		(18,783)
Net Unrealized Appreciation (Depreciation)		1,334
Cost for federal income tax purposes		153,192
All dollar amounts are shown in thousands (000's)

See accompanying notes

248

Schedule of Investments
LargeCap Value Account
December 31, 2009

Futures Contracts
				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)
S&P 500 eMini; March 2010	Buy	6	$ 327	$ 333	$ 6
All dollar amounts are shown in thousands (000's)

See accompanying notes

249

Schedule of Investments
LargeCap Value Account III
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (96.15%)			COMMON STOCKS (continued)
Advertising Agencies (0.03%)			Auto/Truck Parts & Equipment - Original
Interpublic Group of Cos Inc (a)	8,907 $	66	(continued)
			WABCO Holdings Inc	136$	3
Advertising Sales (0.01%)					452
Lamar Advertising Co (a)	1,054	33	Batteries & Battery Systems (0.01%)
			Energizer Holdings Inc (a)	209	13
Aerospace & Defense (1.26%)
Boeing Co/The	7,422	402	Beverages - Non-Alcoholic (0.37%)
General Dynamics Corp	3,983	271	Coca-Cola Co/The	5,549	316
Northrop Grumman Corp	18,828	1,052	Coca-Cola Enterprises Inc	21,363	453
Raytheon Co	21,641	1,115	Dr Pepper Snapple Group Inc	2,826	80
Spirit Aerosystems Holdings Inc (a)	1,299	26			849
		2,866
			Beverages - Wine & Spirits (0.21%)
Aerospace & Defense Equipment (0.48%)			Brown-Forman Corp	284	15
BE Aerospace Inc (a)	885	21	Constellation Brands Inc (a)	28,974	462
United Technologies Corp	15,346	1,065			477
		1,086
			Broadcasting Services & Programming (0.04%)
Agricultural Chemicals (0.01%)			Discovery Communications Inc - C Shares (a)	367	10
CF Industries Holdings Inc	155	14	Liberty Media Corp - Starz (a)	946	44
			Scripps Networks Interactive	662	27
Agricultural Operations (0.75%)
					81
Archer-Daniels-Midland Co	28,701	898
Bunge Ltd	12,592	804	Building - Mobile Home & Manufactured Housing (0.00%)
		1,702	Thor Industries Inc	317	10

Apparel Manufacturers (0.19%)			Building - Residential & Commercial (0.60%)
Jones Apparel Group Inc	20,300	326	DR Horton Inc	26,089	283
Polo Ralph Lauren Corp	60	5	NVR Inc (a)	1,014	721
VF Corp	1,277	93	Pulte Homes Inc (a)	35,200	352
		424			1,356
Appliances (0.05%)			Building & Construction Products -
Whirlpool Corp	1,375	111	Miscellaneous (0.01%)
			Armstrong World Industries Inc (a)	214	8
Applications Software (0.56%)			Owens Corning Inc (a)	892	23
Compuware Corp (a)	4,506	32			31
Microsoft Corp	41,083	1,253
			Building Products - Wood (0.10%)
		1,285
			Masco Corp	16,338	226
Athletic Footwear (0.65%)
Nike Inc	22,542	1,489	Cable/Satellite TV (2.48%)
			Cablevision Systems Corp	4,282	111
Auto - Car & Light Trucks (0.54%)			Comcast Corp - Class A	144,211	2,431
Ford Motor Co (a)	123,289	1,233	DIRECTV (a)	54,977	1,833
			DISH Network Corp	3,743	78
Auto - Medium & Heavy Duty Trucks (0.03%)			Time Warner Cable Inc	28,722	1,189
Oshkosh Corp	1,664	62			5,642
Auto/Truck Parts & Equipment - Original (0.20%)			Casino Services (0.01%)
Autoliv Inc (a)	1,573	68	International Game Technology	926	17
Johnson Controls Inc	3,003	82
TRW Automotive Holdings Corp (a)	12,509	299	Cellular Telecommunications (0.32%)
			NII Holdings Inc (a)	2,866	96

See accompanying notes

250

Schedule of Investments
LargeCap Value Account III
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Cellular Telecommunications (continued)			Commercial Services - Finance (continued)
Vodafone Group PLC ADR	27,100 $	626	Mastercard Inc	3,176 $	813
		722	Total System Services Inc	841	15
					853
Chemicals - Diversified (1.60%)
Dow Chemical Co/The	12,387	342	Computer Services (0.24%)
EI du Pont de Nemours & Co	87,777	2,955	Accenture PLC - Class A	9,500	394
FMC Corp	202	11	Affiliated Computer Services Inc (a)	670	40
Huntsman Corp.	17,861	202	Computer Sciences Corp (a)	1,873	108
PPG Industries Inc	2,249	132	DST Systems Inc (a)	87	4
		3,642			546
Chemicals - Specialty (0.13%)			Computers (1.07%)
Albemarle Corp	1,604	58	Dell Inc (a)	51,600	741
Ashland Inc	1,278	51	Hewlett-Packard Co	6,929	357
Cabot Corp	1,218	32	IBM Corp	9,605	1,257
Cytec Industries Inc	861	31	Sun Microsystems Inc (a)	9,591	90
Eastman Chemical Co	1,353	82			2,445
International Flavors & Fragrances Inc	83	3
			Computers - Integrated Systems (0.01%)
Lubrizol Corp	160	12	Diebold Inc	153	4
Terra Industries Inc	587	19	Teradata Corp (a)	595	19
		288			23
Coatings & Paint (0.04%)			Computers - Memory Devices (0.87%)
RPM International Inc	1,131	23	EMC Corp/Massachusetts (a)	77,418	1,352
Sherwin-Williams Co/The	268	16	Seagate Technology	937	17
Valspar Corp	1,867	51	Western Digital Corp (a)	14,011	619
		90			1,988
Commercial Banks (0.58%)			Computers - Peripheral Equipment (0.02%)
Associated Banc-Corp	2,381	26	Lexmark International Inc (a)	1,425	37
BancorpSouth Inc	1,552	36
Bank of Hawaii Corp	891	42	Consulting Services (0.01%)
BB&T Corp	33,306	845	SAIC Inc (a)	1,007	19
BOK Financial Corp	250	12
Commerce Bancshares Inc	774	30	Consumer Products - Miscellaneous (0.16%)
Cullen/Frost Bankers Inc	963	48	Clorox Co	293	18
First Citizens BancShares Inc/NC	113	19	Jarden Corp	1,636	50
First Horizon National Corp (a)	4,099	55	Kimberly-Clark Corp	4,703	300
Fulton Financial Corp	3,270	29			368
M&T Bank Corp	1,418	95	Containers - Metal & Glass (0.04%)
TCF Financial Corp	2,385	33	Ball Corp	613	32
Valley National Bancorp	2,641	37	Greif Inc	618	33
Whitney Holding Corp/LA	1,255	11	Owens-Illinois Inc (a)	580	19
		1,318			84
Commercial Services (0.01%)			Containers - Paper & Plastic (0.23%)
Convergys Corp (a)	1,586	17	Bemis Co Inc	2,010	60
Weight Watchers International Inc	562	16	Packaging Corp of America	1,718	39
		33	Pactiv Corp (a)	445	11
Commercial Services - Finance (0.37%)			Sealed Air Corp	2,954	64
Equifax Inc	513	16	Sonoco Products Co	10,358	303
Interactive Data Corp	361	9

See accompanying notes

251

Schedule of Investments
LargeCap Value Account III
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Containers - Paper & Plastic (continued)			E-Commerce - Services (continued)
Temple-Inland Inc	1,983 $	42	Expedia Inc	308 $	8
		519	IAC/InterActiveCorp (a)	1,000	20
			Liberty Media Corp - Interactive (a)	6,636	72
Cosmetics & Toiletries (0.73%)
Alberto-Culver Co	236	7			1,282
Procter & Gamble Co	27,244	1,652	Electric - Generation (0.01%)
		1,659	AES Corp/The (a)	2,408	32
Cruise Lines (0.04%)
			Electric - Integrated (3.54%)
Carnival Corp	3,079	98
			Allegheny Energy Inc	1,203	28
			Ameren Corp	2,654	74
Data Processing & Management (0.03%)
Broadridge Financial Solutions Inc	990	22	American Electric Power Co Inc	13,635	474
Fidelity National Information Services Inc	2,222	52	CMS Energy Corp	10,724	168
		74	Consolidated Edison Inc	3,510	160
			Constellation Energy Group Inc	519	18
Distribution & Wholesale (0.10%)			Dominion Resources Inc/VA	32,582	1,268
Genuine Parts Co	2,968	113
			DPL Inc	1,885	52
Ingram Micro Inc (a)	3,014	52
			DTE Energy Co	3,050	133
Tech Data Corp (a)	936	44
			Duke Energy Corp	14,330	247
WESCO International Inc (a)	373	10
			Edison International	14,858	517
		219	Entergy Corp	2,564	210
Diversified Banking Institutions (7.66%)			Exelon Corp	9,183	449
Bank of America Corp	305,826	4,606	FirstEnergy Corp	3,422	159
Citigroup Inc	315,806	1,045	FPL Group Inc	23,183	1,225
Deutsche Bank AG	10,962	777	MDU Resources Group Inc	3,402	80
Goldman Sachs Group Inc/The	18,026	3,044	Northeast Utilities	3,261	84
JP Morgan Chase & Co	159,760	6,657	OGE Energy Corp	1,788	66
Morgan Stanley	43,622	1,291	Pepco Holdings Inc	23,200	391
		17,420	PG&E Corp	27,320	1,220
Diversified Manufacturing Operations (4.85%)			Pinnacle West Capital Corp	1,882	69
Carlisle Cos Inc	832	28	Progress Energy Inc	3,569	146
Cooper Industries PLC	6,300	269	Public Service Enterprise Group Inc	6,618	220
Crane Co	447	14	Southern Co	8,711	290
Danaher Corp	1,244	94	TECO Energy Inc	3,963	64
Dover Corp	1,012	42	Wisconsin Energy Corp	2,176	108
Eaton Corp	2,202	140	Xcel Energy Inc	5,959	127
General Electric Co	387,434	5,862			8,047
Honeywell International Inc	47,418	1,859	Electric Products - Miscellaneous (0.02%)
Illinois Tool Works Inc	5,714	274	Molex Inc	2,241	48
Ingersoll-Rand PLC	22,700	811
ITT Corp	20,053	997	Electronic Components - Miscellaneous (0.86%)
Leggett & Platt Inc	1,104	22	AU Optronics Corp ADR	26,368	316
Parker Hannifin Corp	2,042	110	AVX Corp	711	9
Pentair Inc	1,312	42	Garmin Ltd	13,180	405
SPX Corp	4,106	225	Jabil Circuit Inc	1,755	30
Textron Inc	13,000	245	Tyco Electronics Ltd	47,400	1,164
		11,034	Vishay Intertechnology Inc (a)	2,734	23
					1,947
E-Commerce - Services (0.56%)
eBay Inc (a)	50,197	1,182	Electronic Components - Semiconductors (1.19%)
			Fairchild Semiconductor International Inc (a)	2,306	23

See accompanying notes

252

Schedule of Investments
LargeCap Value Account III
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electronic Components - Semiconductors			Finance - Investment Banker & Broker
(continued)			(continued)
Intel Corp	73,855 $	1,507	Raymond James Financial Inc	1,823 $	43
LSI Corp (a)	12,081	73			58
Micron Technology Inc (a)	100,491	1,061
			Finance - Other Services (0.12%)
PMC - Sierra Inc (a)	4,147	36	CME Group Inc	702	236
Rovi Corp (a)	580	18	NASDAQ OMX Group Inc/The (a)	1,403	28
		2,718			264
Electronic Connectors (0.01%)			Food - Canned (0.02%)
Thomas & Betts Corp (a)	672	24	Del Monte Foods Co	3,682	42

Electronic Design Automation (0.01%)			Food - Confectionery (0.05%)
Synopsys Inc (a)	1,001	22	Hershey Co/The	1,195	43
			JM Smucker Co/The	1,319	81
Electronic Parts Distribution (0.04%)
					124
Arrow Electronics Inc (a)	1,303	39
Avnet Inc (a)	1,871	56	Food - Dairy Products (0.16%)
		95	Dean Foods Co (a)	20,300	366

Electronics - Military (0.06%)			Food - Meat Products (0.29%)
L-3 Communications Holdings Inc	1,484	129	Hormel Foods Corp	1,171	45
			Smithfield Foods Inc (a)	12,700	193
Energy - Alternate Sources (0.02%)
			Tyson Foods Inc	34,419	422
Covanta Holding Corp (a)	2,402	43
					660
Engineering - Research & Development Services (0.06%)			Food - Miscellaneous/Diversified (0.82%)
KBR Inc	2,988	57	Campbell Soup Co	1,177	40
Shaw Group Inc/The (a)	292	9	ConAgra Foods Inc	4,979	115
URS Corp (a)	1,356	60	General Mills Inc	2,172	154
		126	Kraft Foods Inc	40,679	1,105
Engines - Internal Combustion (0.47%)			Ralcorp Holdings Inc (a)	1,053	63
Cummins Inc	23,514	1,078	Sara Lee Corp	31,472	383
					1,860
Enterprise Software & Services (0.89%)
			Food - Retail (0.24%)
CA Inc	43,817	984
			Safeway Inc	4,782	102
Oracle Corp	42,843	1,052
			SUPERVALU Inc	35,270	448
		2,036
					550
Fiduciary Banks (0.18%)
			Food - Wholesale & Distribution (0.43%)
Bank of New York Mellon Corp/The	10,645	298
			Sysco Corp	34,669	969
State Street Corp	2,589	112
		410	Forestry (0.08%)
Finance - Auto Loans (0.01%)			Plum Creek Timber Co Inc	1,950	74
AmeriCredit Corp (a)	1,166	22	Weyerhaeuser Co	2,353	101
					175
Finance - Credit Card (0.24%)
			Funeral Services & Related Items (0.02%)
American Express Co	10,930	443
			Hillenbrand Inc	710	14
Discover Financial Services	7,064	104
			Service Corp International/US	4,673	38
		547
					52
Finance - Investment Banker & Broker (0.03%)
			Gas - Distribution (0.48%)
Investment Technology Group Inc (a)	741	15
			AGL Resources Inc	1,437	52
			Atmos Energy Corp	1,714	50

See accompanying notes

253

Schedule of Investments
LargeCap Value Account III
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Gas - Distribution (continued)			Life & Health Insurance (0.30%)
CenterPoint Energy Inc	1,041 $	15	Protective Life Corp	1,582$	26
Energen Corp	1,336	63	Prudential Financial Inc	2,467	123
National Fuel Gas Co	1,317	66	StanCorp Financial Group Inc	913	36
NiSource Inc	37,113	571	Torchmark Corp	1,541	68
Sempra Energy	3,194	179	Unum Group	21,868	427
Southern Union Co	2,072	47			680
UGI Corp	2,016	49
			Linen Supply & Related Items (0.02%)
		1,092	Cintas Corp	2,006	52
Home Decoration Products (0.03%)
Newell Rubbermaid Inc	4,331	65	Machinery - Construction & Mining (0.31%)
			Bucyrus International Inc	1,062	60
Hospital Beds & Equipment (0.01%)			Caterpillar Inc	11,050	630
Kinetic Concepts Inc (a)	739	28	Joy Global Inc	234	12
					702
Hotels & Motels (0.02%)
			Machinery - Farm (0.92%)
Choice Hotels International Inc	387	12
			Deere & Co	38,597	2,088
Wyndham Worldwide Corp	1,851	38
		50
			Machinery - General Industry (0.04%)
Independent Power Producer (0.15%)			Gardner Denver Inc	966	41
Calpine Corp (a)	2,806	31	IDEX Corp	616	19
Mirant Corp (a)	2,684	41	Manitowoc Co Inc/The	2,380	24
NRG Energy Inc (a)	3,469	82			84
RRI Energy Inc (a)	30,800	176
			Machinery - Pumps (0.01%)
		330	Graco Inc	595	17
Industrial Gases (0.50%)
Air Products & Chemicals Inc	1,879	152	Machinery Tools & Related Products (0.02%)
Airgas Inc	1,514	72	Lincoln Electric Holdings Inc	776	42
Praxair Inc	11,253	904
			Medical - Drugs (5.46%)
		1,128
			Bristol-Myers Squibb Co	49,554	1,251
Instruments - Scientific (0.10%)			Eli Lilly & Co	5,371	192
Thermo Fisher Scientific Inc (a)	4,977	237	Endo Pharmaceuticals Holdings Inc (a)	2,182	45
			Forest Laboratories Inc (a)	3,906	126
Insurance Brokers (0.13%)
			Merck & Co Inc	112,569	4,113
Aon Corp	3,649	140
			Pfizer Inc	368,576	6,704
Arthur J Gallagher & Co	137	3
					12,431
Brown & Brown Inc	576	10
Marsh & McLennan Cos Inc	6,552	145	Medical - Generic Drugs (0.05%)
		298	Mylan Inc/PA (a)	1,618	30
			Watson Pharmaceuticals Inc (a)	1,962	78
Internet Security (0.36%)
					108
Symantec Corp (a)	46,000	823
			Medical - HMO (1.05%)
Investment Management & Advisory Services (1.61%)			Aetna Inc	31,443	997
Ameriprise Financial Inc	46,821	1,818	CIGNA Corp	2,864	101
BlackRock Inc	3,424	795	Coventry Health Care Inc (a)	1,985	48
Federated Investors Inc	110	3	Humana Inc (a)	2,000	88
Franklin Resources Inc	8,892	937	UnitedHealth Group Inc	26,412	805
Invesco Ltd	5,041	118	WellPoint Inc (a)	5,830	340
		3,671			2,379

See accompanying notes

254

Schedule of Investments
LargeCap Value Account III
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical - Hospitals (0.02%)			Multi-Line Insurance (continued)
Community Health Systems Inc (a)	851 $	30	Loews Corp	3,649 $	133
Tenet Healthcare Corp (a)	2,812	15	MetLife Inc	73,875	2,611
		45	Unitrin Inc	768	17
			XL Capital Ltd	32,600	598
Medical - Wholesale Drug Distribution (0.13%)
AmerisourceBergen Corp	698	18			6,414
Cardinal Health Inc	4,937	159	Multimedia (2.69%)
McKesson Corp	1,945	122	Meredith Corp	631	19
		299	News Corp - Class A	139,347	1,908
			Time Warner Inc	58,387	1,701
Medical Information Systems (0.02%)
IMS Health Inc	2,616	55	Viacom Inc (a)	24,286	722
			Walt Disney Co/The	54,881	1,770
Medical Instruments (0.05%)					6,120
Boston Scientific Corp (a)	12,561	113	Music (0.00%)
			Warner Music Group Corp (a)	757	4
Medical Products (1.89%)
Becton Dickinson and Co	12,645	997	Networking Products (0.82%)
CareFusion Corp (a)	3,287	82	Cisco Systems Inc (a)	77,589	1,858
Covidien PLC	21,572	1,033
Johnson & Johnson	31,793	2,048	Non-Hazardous Waste Disposal (0.04%)
Zimmer Holdings Inc (a)	2,395	142	Republic Services Inc	2,468	70
		4,302	Waste Management Inc	944	32
					102
Metal - Aluminum (0.04%)
Alcoa Inc	5,825	94	Office Automation & Equipment (0.08%)
			Pitney Bowes Inc	3,843	87
Metal - Copper (0.09%)			Xerox Corp	11,088	94
Freeport-McMoRan Copper & Gold Inc	2,098	169			181
Southern Copper Corp	864	28
			Office Supplies & Forms (0.03%)
		197
			Avery Dennison Corp	1,707	62
Metal - Iron (0.04%)
Cliffs Natural Resources Inc	2,205	102	Oil - Field Services (0.58%)
			Baker Hughes Inc	4,419	179
Metal Processors & Fabrication (0.02%)			BJ Services Co	5,438	101
Timken Co	1,802	43	Halliburton Co	12,993	391
			Helix Energy Solutions Group Inc (a)	1,888	22
Miscellaneous Manufacturers (0.02%)
			Oil States International Inc (a)	924	36
Aptargroup Inc	1,245	45
			Schlumberger Ltd	7,273	474
Motion Pictures & Services (0.02%)			SEACOR Holdings Inc (a)	377	29
DreamWorks Animation SKG Inc (a)	1,348	54	Smith International Inc	1,653	45
			Superior Energy Services Inc (a)	1,455	35
Motorcycle/Motor Scooter (0.03%)					1,312
Harley-Davidson Inc	2,632	66
			Oil & Gas Drilling (0.35%)
			Atwood Oceanics Inc (a)	152	5
Multi-Line Insurance (2.82%)
			Ensco International Plc ADR	12,393	495
ACE Ltd	44,096	2,222
			Helmerich & Payne Inc	1,350	54
Allstate Corp/The	19,072	573
			Nabors Industries Ltd (a)	5,270	115
American Financial Group Inc/OH	1,602	40
			Patterson-UTI Energy Inc	2,442	38
Assurant Inc	2,193	65
			Pride International Inc (a)	1,723	55
Cincinnati Financial Corp	2,694	71
			Rowan Cos Inc (a)	1,736	39
Hartford Financial Services Group Inc	3,623	84

See accompanying notes

255

Schedule of Investments
LargeCap Value Account III
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil & Gas Drilling (continued)			Pipelines (0.24%)
Seahawk Drilling Inc (a)	116 $	3	El Paso Corp	9,240 $	91
		804	Oneok Inc	1,922	86
			Spectra Energy Corp	9,203	189
Oil Company - Exploration & Production (6.55%)
Anadarko Petroleum Corp	37,639	2,350	Williams Cos Inc	8,277	174
Apache Corp	27,317	2,818			540
Cabot Oil & Gas Corp	1,929	84	Power Converter & Supply Equipment (0.02%)
Chesapeake Energy Corp	6,971	180	Hubbell Inc	927	44
Cimarex Energy Co	13,300	705
Denbury Resources Inc (a)	4,603	68	Printing - Commercial (0.03%)
Devon Energy Corp	37,032	2,722	RR Donnelley & Sons Co	2,835	63
EOG Resources Inc	2,804	273
			Private Corrections (0.02%)
Forest Oil Corp (a)	18,100	403
			Corrections Corp of America (a)	1,877	46
Nexen Inc	25,800	617
Noble Energy Inc	2,473	176	Property & Casualty Insurance (1.65%)
Occidental Petroleum Corp	46,823	3,809	Arch Capital Group Ltd (a)	974	70
Pioneer Natural Resources Co	2,081	100	Chubb Corp	9,642	474
Questar Corp	1,937	81	Hanover Insurance Group Inc/The	873	39
Range Resources Corp	1,487	74	HCC Insurance Holdings Inc	2,090	59
Whiting Petroleum Corp (a)	928	66	Progressive Corp/The	8,290	149
XTO Energy Inc	8,272	385	Travelers Cos Inc/The	58,589	2,921
		14,911	Wesco Financial Corp	26	9
Oil Company - Integrated (8.18%)			WR Berkley Corp	1,682	41
Chevron Corp	77,340	5,954			3,762
ConocoPhillips	80,409	4,106	Publishing - Newspapers (0.03%)
Exxon Mobil Corp	109,018	7,434	Gannett Co Inc	4,243	63
Hess Corp	4,144	251
Marathon Oil Corp	10,099	315	Racetracks (0.01%)
Murphy Oil Corp	2,722	148	International Speedway Corp	560	16
Total SA ADR	6,400	410
		18,618	Regional Banks (3.27%)
			Capital One Financial Corp	4,396	169
Oil Field Machinery & Equipment (0.12%)			Comerica Inc	2,794	83
Cameron International Corp (a)	351	15
			Fifth Third Bancorp	8,854	86
National Oilwell Varco Inc	5,966	263
			PNC Financial Services Group Inc	5,768	304
		278
			SunTrust Banks Inc	5,552	113
Oil Refining & Marketing (0.40%)			US Bancorp	68,096	1,533
Frontier Oil Corp	418	5	Wells Fargo & Co	190,775	5,149
Tesoro Corp/Texas	1,498	21			7,437
Valero Energy Corp	53,265	892
			Reinsurance (0.42%)
		918
			Allied World Assurance Co Holdings Ltd	922	43
Paper & Related Products (0.12%)			Aspen Insurance Holdings Ltd	1,545	39
International Paper Co	5,911	158	Axis Capital Holdings Ltd	1,901	54
MeadWestvaco Corp	3,185	91	Endurance Specialty Holdings Ltd	610	23
Rayonier Inc	805	34	Everest Re Group Ltd	2,845	244
		283	PartnerRe Ltd	5,600	418
Pharmacy Services (0.01%)			Reinsurance Group of America Inc	1,250	60
Omnicare Inc	1,275	31	Transatlantic Holdings Inc	508	26

See accompanying notes

256

Schedule of Investments LargeCap Value Account III

December 31, 2009

	Shares	Value			Shares	Value
	Held	(000's)			Held	(000's)
COMMON STOCKS (continued)				COMMON STOCKS (continued)
Reinsurance (continued)				REITS - Shopping Centers (continued)
Validus Holdings Ltd	1,501 $		40	Weingarten Realty Investors	1,944 $	38
			947			103
REITS - Apartments (0.16%)				REITS - Single Tenant (0.02%)
AvalonBay Communities Inc	1,015		83	Realty Income Corp	1,943	50
BRE Properties Inc	954		32
Camden Property Trust	1,242		53	Rental - Auto & Equipment (0.11%)
Equity Residential	3,388		114	Hertz Global Holdings Inc (a)	21,500	256
Essex Property Trust Inc	512		43
				Retail - Apparel & Shoe (0.96%)
UDR Inc	2,802		46
				Abercrombie & Fitch Co	823	28
			371
				Chico's FAS Inc (a)	204	3
REITS - Diversified (0.08%)				Foot Locker Inc	13,900	155
Liberty Property Trust	2,079		66	Gap Inc/The	69,491	1,456
Vornado Realty Trust	1,728		121	Ltd Brands Inc	27,050	520
			187	Phillips-Van Heusen Corp	339	14
REITS - Healthcare (0.13%)						2,176
HCP Inc	3,339		102	Retail - Automobile (0.03%)
Health Care REIT Inc	1,029		45	AutoNation Inc (a)	1,224	23
Nationwide Health Properties Inc	476		17	CarMax Inc (a)	1,190	29
Senior Housing Properties Trust	2,243		49	Penske Auto Group Inc (a)	452	7
Ventas Inc	1,937		85			59
			298
				Retail - Bookstore (0.00%)
REITS - Hotels (0.06%)				Barnes & Noble Inc	549	11
Hospitality Properties Trust	2,273		54
Host Hotels & Resorts Inc (a)	7,607		89	Retail - Building Products (1.10%)
			143	Home Depot Inc	45,111	1,305
				Lowe's Cos Inc	51,196	1,198
REITS - Mortgage (0.07%)
						2,503
Annaly Capital Management Inc	6,734		117
Chimera Investment Corp	12,480		48	Retail - Computer Equipment (0.00%)
			165	GameStop Corp (a)	371	8

REITS - Office Property (0.17%)				Retail - Consumer Electronics (0.02%)
Alexandria Real Estate Equities Inc	576		37	RadioShack Corp	2,025	40
Boston Properties Inc	1,493		100
Brandywine Realty Trust	2,394		27	Retail - Discount (0.03%)
Corporate Office Properties Trust SBI MD	1,069		39	Big Lots Inc (a)	1,367	40
Douglas Emmett Inc	2,214		32	BJ's Wholesale Club Inc (a)	823	27
HRPT Properties Trust	4,165		27			67
Mack-Cali Realty Corp	1,457		50
				Retail - Drug Store (0.61%)
SL Green Realty Corp	1,430		72
				CVS Caremark Corp	43,387	1,398
			384
REITS - Regional Malls (0.10%)				Retail - Jewelry (0.02%)
Macerich Co/The	1,729		62	Signet Jewelers Ltd (a)	1,588	43
Simon Property Group Inc	1,712		137	Tiffany & Co	194	8
Taubman Centers Inc	990		35			51
			234	Retail - Mail Order (0.01%)
REITS - Shopping Centers (0.05%)				Williams-Sonoma Inc	1,048	22
Federal Realty Investment Trust	958		65

See accompanying notes

257

Schedule of Investments LargeCap Value Account III

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Major Department Store (0.12%)			Telecommunication Equipment - Fiber Optics
JC Penney Co Inc	7,361$	196	(continued)
			JDS Uniphase Corp (a)	1,881$	15
Sears Holdings Corp (a)	927	77
					2,842
		273
			Telecommunication Services (0.04%)
Retail - Office Supplies (0.20%)
			Amdocs Ltd (a)	3,092	88
Office Depot Inc (a)	71,202	459
			Telephone - Integrated (4.89%)
Retail - Regional Department Store (0.24%)
			AT&T Inc	269,965	7,567
Kohl's Corp (a)	358	19
			CenturyTel Inc	4,308	156
Macy's Inc	31,213	523
			Frontier Communications Corp	3,285	26
		542
			Qwest Communications International Inc	27,414	115
Satellite Telecommunications (0.01%)			Sprint Nextel Corp (a)	283,633	1,038
EchoStar Holding Corp (a)	706	14	Verizon Communications Inc	65,555	2,172
			Windstream Corp	4,359	48
Savings & Loans - Thrifts (0.14%)
					11,122
First Niagara Financial Group Inc	2,788	39
Hudson City Bancorp Inc	3,876	53	Television (0.37%)
New York Community Bancorp Inc	6,428	93	CBS Corp	59,862	841
People's United Financial Inc	6,428	107
TFS Financial Corp	1,365	17	Tobacco (1.14%)
			Altria Group Inc	28,700	563
		309
			Lorillard Inc	367	29
Schools (0.02%)			Philip Morris International Inc	29,104	1,403
Career Education Corp (a)	99	2	Reynolds American Inc	11,175	592
Washington Post Co/The	115	51			2,587
		53
			Tools - Hand Held (0.08%)
Semiconductor Component - Integrated Circuits (0.03%)			Black & Decker Corp	1,120	72
Atmel Corp (a)	8,393	39	Snap-On Inc	779	33
Integrated Device Technology Inc (a)	2,423	15	Stanley Works/The	1,473	76
Marvell Technology Group Ltd (a)	959	20			181
		74
			Toys (0.03%)
Semiconductor Equipment (0.09%)			Hasbro Inc	942	30
Applied Materials Inc	14,800	206	Mattel Inc	1,496	30
					60
Steel - Producers (0.97%)
AK Steel Holding Corp	18,800	401	Transport - Marine (0.04%)
Nucor Corp	26,566	1,239	Kirby Corp (a)	796	28
Reliance Steel & Aluminum Co	1,172	51	Overseas Shipholding Group Inc	435	19
Schnitzer Steel Industries Inc	85	4	Tidewater Inc	963	46
Steel Dynamics Inc	28,706	509			93
		2,204	Transport - Rail (0.82%)
Telecommunication Equipment (0.05%)			Burlington Northern Santa Fe Corp	2,944	290
CommScope Inc (a)	1,742	46	CSX Corp	4,982	242
Harris Corp	535	26	Norfolk Southern Corp	3,577	188
Tellabs Inc	7,369	42	Union Pacific Corp	18,080	1,155
		114			1,875
Telecommunication Equipment - Fiber Optics (1.25%)			Transport - Services (0.55%)
Corning Inc	146,383	2,827	FedEx Corp	14,347	1,197
			Ryder System Inc	1,020	42
See accompanying notes

258

Schedule of Investments
LargeCap Value Account III
December 31, 2009

			Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
	Shares	Value	of investments held by the account as of the period end were as follows:
	Held	(000's)
COMMON STOCKS (continued)			Unrealized Appreciation	$ 33,468
Transport - Services (continued)			Unrealized Depreciation	(13,642)
UTI Worldwide Inc	144 $	2	Net Unrealized Appreciation (Depreciation)	19,826
		1,241	Cost for federal income tax purposes	203,088
			All dollar amounts are shown in thousands (000's)
Transport - Truck (0.01%)
Con-way Inc	610	21
			Portfolio Summary (unaudited)

Web Portals (0.05%)			Sector	Percent
AOL Inc (a)	5,338	124	Financial	21.81%
			Energy	16.45%
			Communications	14.68%
Wire & Cable Products (0.01%)
			Consumer, Non-cyclical	14.50%
General Cable Corp (a)	960	28	Industrial	11.49%
			Consumer, Cyclical	6.11%
Wireless Equipment (0.69%)			Technology	5.14%
Crown Castle International Corp (a)	2,092	82	Utilities	4.18%
			Basic Materials	3.61%
Motorola Inc (a)	122,888	953	Other Assets in Excess of Liabilities, Net	2.03%
Nokia OYJ ADR	41,700	536	TOTAL NET ASSETS	100.00%
		1,571
			Other Assets Summary (unaudited)
X-Ray Equipment (0.03%)
			Asset Type	Percent
Hologic Inc (a)	4,279	62
			Futures	3.78%
TOTAL COMMON STOCKS	$ 218,774

	Principal
	Amount	Value
	(000's)	(000's)
REPURCHASE AGREEMENTS (1.82%)
Diversified Banking Institutions (1.82%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement;
0.005% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $1,855,000; 0.00% - 3.75%; dated
01/26/10 - 04/15/26)	$ 1,818$	1,818
Investment in Joint Trading Account;
Deutsche Bank Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $571,000; 0.00% - 4.75%; dated
02/22/10 - 11/19/12)	560	560
Investment in Joint Trading Account;
Morgan Stanley Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $1,798,000; 0.00% - 0.90%; dated
01/15/10 - 04/08/10)	1,762	1,762
		4,140

TOTAL REPURCHASE AGREEMENTS	$ 4,140

Total Investments	$ 222,914
Other Assets in Excess of Liabilities, Net - 2.03%		4,616

TOTAL NET ASSETS - 100.00%	$ 227,530

(a) Non-Income Producing Security

See accompanying notes

259

Schedule of Investments
LargeCap Value Account III
December 31, 2009

Futures Contracts
				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)
S&P 500; March 2010	Buy	31	$ 8,614	$ 8,608	$ (6)
All dollar amounts are shown in thousands (000's)

See accompanying notes

260

Schedule of Investments
MidCap Blend Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (97.84%)			COMMON STOCKS (continued)
Advertising Sales (0.35%)			Diversified Manufacturing Operations (0.73%)
Lamar Advertising Co (a)	44,024 $	1,369	Tyco International Ltd	79,267 $	2,828

Aerospace & Defense Equipment (1.65%)			Diversified Operations (1.01%)
Alliant Techsystems Inc (a)	72,975	6,442	Leucadia National Corp (a)	166,064	3,951

Applications Software (1.03%)			E-Commerce - Services (0.62%)
Intuit Inc (a)	130,587	4,010	Liberty Media Corp - Interactive (a)	221,692	2,403

Beverages - Non-Alcoholic (0.60%)			Electric - Generation (0.80%)
PepsiCo Inc	38,643	2,350	AES Corp/The (a)	234,539	3,122

Broadcasting Services & Programming (7.03%)			Electric - Integrated (1.94%)
Discovery Communications Inc - A Shares (a)	230,485	7,069	Allegheny Energy Inc	168,797	3,963
Discovery Communications Inc - C Shares (a)	182,695	4,845	Constellation Energy Group Inc	36,497	1,284
Liberty Global Inc - A Shares (a)	194,710	4,266	SCANA Corp	60,641	2,285
Liberty Global Inc - B Shares (a)	153,123	3,346			7,532
Liberty Media Corp - Capital Series A (a)	284,848	6,802
			Electric - Transmission (0.07%)
Liberty Media Corp - Starz (a)	22,481	1,038	Brookfield Infrastructure Partners LP	15,417	259
		27,366
Cable/Satellite TV (2.51%)			Electronic Components - Miscellaneous (0.92%)
DIRECTV (a)	35,345	1,179	Gentex Corp	200,409	3,577
DISH Network Corp	412,956	8,577
			Electronic Components - Semiconductors (0.44%)
		9,756
			Microchip Technology Inc	59,236	1,721
Commercial Services (2.60%)
Iron Mountain Inc (a)	445,316	10,135	Energy - Alternate Sources (2.30%)
			Covanta Holding Corp (a)	494,328	8,942
Commercial Services - Finance (2.82%)
Automatic Data Processing Inc	32,807	1,405	Food - Miscellaneous/Diversified (1.11%)
Lender Processing Services Inc	99,018	4,026	Kellogg Co	81,262	4,323
Paychex Inc	37,752	1,157
Western Union Co/The	232,163	4,376	Food - Wholesale & Distribution (1.72%)
			Sysco Corp	239,342	6,687
		10,964
Consulting Services (1.93%)			Gas - Distribution (0.82%)
SAIC Inc (a)	395,724	7,495	National Fuel Gas Co	63,540	3,177

Consumer Products - Miscellaneous (1.86%)			Gold Mining (4.32%)
Clorox Co	118,843	7,249	Franco-Nevada Corp	228,421	6,122
			Newmont Mining Corp	196,528	9,298
Data Processing & Management (3.50%)			Royal Gold Inc	29,362	1,383
Broadridge Financial Solutions Inc	109,483	2,470			16,803
Dun & Bradstreet Corp	71,476	6,030
Fidelity National Information Services Inc	217,732	5,104	Independent Power Producer (0.96%)
			Calpine Corp (a)	338,940	3,728
		13,604
Dental Supplies & Equipment (1.05%)			Insurance Brokers (2.34%)
DENTSPLY International Inc	116,128	4,084	Aon Corp	78,420	3,007
			Brown & Brown Inc	189,855	3,412
Distribution & Wholesale (0.33%)			Marsh & McLennan Cos Inc	122,161	2,697
Fastenal Co	31,236	1,301			9,116

See accompanying notes

261

Schedule of Investments
MidCap Blend Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Invest Mgmnt/Advis Serv (1.36%)			Pipelines (continued)
Onex Corp	235,471 $	5,301	Williams Cos Inc	309,137 $	6,517
					11,716
Investment Companies (0.26%)
			Property & Casualty Insurance (4.25%)
RHJ International (a)	132,115	997
			Fidelity National Financial Inc	-	-
Investment Management & Advisory Services (0.70%)			Markel Corp (a)	22,619	7,690
Ameriprise Financial Inc	70,256	2,727	Mercury General Corp	71,609	2,811
			Progressive Corp/The	143,777	2,587
Linen Supply & Related Items (2.18%)			White Mountains Insurance Group Ltd	10,338	3,439
Cintas Corp	325,333	8,475			16,527

Medical - Drugs (1.58%)			Real Estate Operator & Developer (2.14%)
Valeant Pharmaceuticals International (a)	193,948	6,166	Brookfield Asset Management Inc	292,452	6,486
			Forest City Enterprises Inc (a)	155,501	1,832
Medical - HMO (0.86%)					8,318
Coventry Health Care Inc (a)	137,845	3,348	Reinsurance (2.14%)
			Everest Re Group Ltd	97,070	8,317
Medical - Outpatient & Home Medical Care (1.12%)
Lincare Holdings Inc (a)	117,259	4,353	Retail - Auto Parts (3.83%)
			AutoZone Inc (a)	14,200	2,244
Medical Instruments (1.07%)
			O'Reilly Automotive Inc (a)	332,312	12,668
St Jude Medical Inc (a)	112,935	4,154
					14,912
Medical Laboratory & Testing Service (3.00%)			Retail - Automobile (0.63%)
Laboratory Corp of America Holdings (a)	155,997	11,675	Copart Inc (a)	67,076	2,457

Medical Products (1.35%)			Retail - Major Department Store (1.31%)
Covidien PLC	110,131	5,274	TJX Cos Inc	139,859	5,112

Motion Pictures & Services (0.12%)			Retail - Restaurants (0.84%)
Ascent Media Corp (a)	18,782	480	McDonald's Corp	20,680	1,291
			Yum! Brands Inc	56,170	1,965
Multi-Line Insurance (2.55%)					3,256
Loews Corp	272,888	9,919
			Satellite Telecommunications (0.66%)
Oil - Field Services (0.29%)			EchoStar Holding Corp (a)	128,365	2,585
Weatherford International Ltd (a)	63,003	1,127
			Schools (1.22%)
Oil & Gas Drilling (0.58%)			Washington Post Co/The	10,831	4,761
Nabors Industries Ltd (a)	103,096	2,257
			Telephone - Integrated (1.18%)
Oil Company - Exploration & Production (9.60%)			Telephone & Data Systems Inc - Special
Cimarex Energy Co	148,893	7,887	Shares	119,097	3,597
Encore Acquisition Co (a)	199,369	9,574	Telephone & Data Systems Inc	29,100	987
EOG Resources Inc	52,414	5,100			4,584
EQT Corp	146,814	6,448	Textile - Home Furnishings (0.45%)
Newfield Exploration Co (a)	25,145	1,213	Mohawk Industries Inc (a)	36,922	1,758
Questar Corp	134,531	5,592
Rosetta Resources Inc (a)	77,472	1,544	Transport - Truck (0.14%)
		37,358	Heartland Express Inc	34,517	527
Pipelines (3.01%)
Spectra Energy Corp	253,502	5,199

See accompanying notes

262

Schedule of Investments
MidCap Blend Account
December 31, 2009

			Portfolio Summary (unaudited)
			Sector	Percent
	Shares	Value
	Held	(000's)	Consumer, Non-cyclical	23.90%
			Financial	16.89%
COMMON STOCKS (continued)			Energy	15.78%
Wireless Equipment (2.06%)			Communications	14.41%
American Tower Corp (a)	185,184$	8,002	Consumer, Cyclical	9.70%
			Technology	4.97%
TOTAL COMMON STOCKS	$ 380,737		Utilities	4.58%
	Principal		Basic Materials	4.32%
			Industrial	3.44%
	Amount	Value	Diversified	1.01%
	(000's)	(000's)	Other Assets in Excess of Liabilities, Net	1.00%
REPURCHASE AGREEMENTS (1.16%)			TOTAL NET ASSETS	100.00%
Diversified Banking Institutions (1.16%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement;
0.005% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $2,024,000; 0.00% - 3.75%; dated
01/26/10 - 04/15/26)	$ 1,985$	1,985
Investment in Joint Trading Account;
Deutsche Bank Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $623,000; 0.00% - 4.75%; dated
02/22/10 - 11/19/12)	611	611
Investment in Joint Trading Account;
Morgan Stanley Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $1,962,000; 0.00% - 0.90%; dated
01/15/10 - 04/08/10)	1,923	1,923
		4,519

TOTAL REPURCHASE AGREEMENTS	$ 4,519

Total Investments	$ 385,256
Other Assets in Excess of Liabilities, Net - 1.00%		3,905

TOTAL NET ASSETS - 100.00%	$ 389,161

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 51,758
Unrealized Depreciation		(47,816)
Net Unrealized Appreciation (Depreciation)		3,942
Cost for federal income tax purposes		381,314
All dollar amounts are shown in thousands (000's)

See accompanying notes

263

Schedule of Investments
MidCap Growth Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (99.96%)			COMMON STOCKS (continued)
Airlines (1.18%)			Coatings & Paint (0.34%)
Allegiant Travel Co (a)	10,000 $	472	Sherwin-Williams Co/The	2,750 $	170
Delta Air Lines Inc (a)	10,800	122
		594	Commercial Services (0.11%)
			Weight Watchers International Inc	1,975	58
Apparel Manufacturers (2.29%)
Coach Inc	16,650	608	Commercial Services - Finance (3.62%)
Polo Ralph Lauren Corp	5,100	413	Global Payments Inc	3,600	194
VF Corp	1,850	136	H&R Block Inc	23,525	532
		1,157	Moody's Corp	30,000	804

Applications Software (1.51%)			Total System Services Inc	17,550	303
Intuit Inc (a)	24,800	762			1,833

			Computer Services (0.74%)
Auto - Medium & Heavy Duty Trucks (1.08%)
			Cognizant Technology Solutions Corp (a)	8,250	374
Navistar International Corp (a)	11,100	429

Oshkosh Corp	3,200	119	Computers - Integrated Systems (1.80%)
		548	MICROS Systems Inc (a)	18,500	574

Auto/Truck Parts & Equipment - Original (0.52%)			Teradata Corp (a)	10,750	338
TRW Automotive Holdings Corp (a)	11,100	265			912

			Computers - Memory Devices (4.46%)
Beverages - Non-Alcoholic (1.57%)
			NetApp Inc (a)	16,875	580
Coca-Cola Enterprises Inc	31,400	665
			SanDisk Corp (a)	26,900	780
Hansen Natural Corp (a)	3,300	127
			Western Digital Corp (a)	20,300	896
		792
					2,256
Beverages - Wine & Spirits (0.37%)
			Consulting Services (1.30%)
Brown-Forman Corp	3,450	185
			FTI Consulting Inc (a)	2,800	132
			SAIC Inc (a)	27,775	526
Building & Construction Products -
Miscellaneous (0.20%)					658
Owens Corning Inc (a)	3,900	100
			Containers - Metal & Glass (0.89%)
			Crown Holdings Inc (a)	17,600	450
Cable/Satellite TV (0.76%)
DISH Network Corp	18,625	387
			Containers - Paper & Plastic (0.95%)
			Pactiv Corp (a)	20,000	483
Casino Services (1.08%)
Bally Technologies Inc (a)	13,200	545
			Cosmetics & Toiletries (0.44%)
			Estee Lauder Cos Inc/The	4,600	222
Cellular Telecommunications (0.30%)
NII Holdings Inc (a)	4,525	152
			Data Processing & Management (1.85%)
			Broadridge Financial Solutions Inc	24,500	553
Chemicals - Specialty (0.56%)
			Dun & Bradstreet Corp	3,550	300
Eastman Chemical Co	800	48
			Fidelity National Information Services Inc	3,510	82
Lubrizol Corp	1,100	80
					935
Sigma-Aldrich Corp	3,025	153
		281	Distribution & Wholesale (1.87%)
			Ingram Micro Inc (a)	23,500	410
Coal (0.34%)
			Tech Data Corp (a)	11,500	537
Peabody Energy Corp	1,300	59
					947
Walter Energy Inc	1,500	113
		172	Diversified Manufacturing Operations (2.24%)
			Carlisle Cos Inc	14,400	493
			Cooper Industries PLC	3,575	152

See accompanying notes

264

Schedule of Investments

MidCap Growth Account I

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)

Diversified Manufacturing Operations			Food - Dairy Products (1.12%)

(continued)			Dean Foods Co (a)	31,500 $	568
ITT Corp	6,250 $	311

SPX Corp	3,175	174	Food - Meat Products (0.97%)

		1,130	Hormel Foods Corp	12,800	492

E-Commerce - Services (1.18%)
			Food - Miscellaneous/Diversified (0.21%)
Priceline.com Inc (a)	2,725	595
			ConAgra Foods Inc	4,700	108

Electric - Integrated (2.80%)
			Gas - Distribution (0.27%)
DPL Inc	9,600	265
			New Jersey Resources Corp	1,100	41
DTE Energy Co	6,100	266
			Southern Union Co	4,100	93
Northeast Utilities	13,300	343
					134
Pinnacle West Capital Corp	14,800	541

		1,415	Hospital Beds & Equipment (1.05%)

			Kinetic Concepts Inc (a)	14,125	532
Electronic Components - Miscellaneous (1.00%)

Garmin Ltd	16,500	507	Human Resources (0.11%)

			Hewitt Associates Inc (a)	1,300	55
Electronic Components - Semiconductors (1.53%)

Broadcom Corp	7,450	234	Industrial Audio & Video Products (1.34%)

Micron Technology Inc (a)	14,500	153	Dolby Laboratories Inc (a)	14,250	680
NVIDIA Corp (a)	20,750	388

		775	Industrial Gases (0.73%)

			Airgas Inc	7,725	368
Electronic Parts Distribution (0.36%)

Arrow Electronics Inc (a)	6,075	180
			Instruments - Controls (0.52%)

			Mettler-Toledo International Inc (a)	2,500	263
Electronics - Military (0.77%)

L-3 Communications Holdings Inc	4,500	391
			Instruments - Scientific (0.75%)

			Waters Corp (a)	6,150	381
Engineering - Research & Development Services (3.02%)

EMCOR Group Inc (a)	10,950	295
			Internet Security (1.60%)
Fluor Corp	11,300	509
			McAfee Inc (a)	3,600	146
Jacobs Engineering Group Inc (a)	5,450	205
			VeriSign Inc (a)	27,300	662
Shaw Group Inc/The (a)	18,000	517
					808
		1,526
			Investment Management & Advisory Services (1.46%)
Enterprise Software & Services (2.54%)
			Eaton Vance Corp	7,000	213
BMC Software Inc (a)	7,325	294
			Federated Investors Inc	9,350	257
CA Inc	17,050	383
			Waddell & Reed Financial Inc	8,850	270
Sybase Inc (a)	13,950	605
					740
		1,282
			Linen Supply & Related Items (0.44%)
Finance - Credit Card (1.04%)
			Cintas Corp	8,600	224
Discover Financial Services	35,800	527

			Machinery - Pumps (0.09%)
Finance - Investment Banker & Broker (2.33%)
			Flowserve Corp	500	47
Greenhill & Co Inc	2,200	177

Raymond James Financial Inc	15,600	371	Medical - Biomedical/Gene (2.33%)

TD Ameritrade Holding Corp (a)	32,475	629	Alexion Pharmaceuticals Inc (a)	3,900	190

		1,177	Illumina Inc (a)	11,900	365

Food - Canned (0.93%)			Millipore Corp (a)	8,600	622

Del Monte Foods Co	41,300	468			1,177

See accompanying notes

265

Schedule of Investments MidCap Growth Account I

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical - Drugs (1.42%)			Physical Therapy & Rehabilitation Centers (0.63%)
Forest Laboratories Inc (a)	17,450 $	560	Healthsouth Corp (a)	16,900 $	317
Valeant Pharmaceuticals International (a)	4,900	156
		716	Pipelines (0.60%)
			Spectra Energy Corp	14,800	304
Medical - Generic Drugs (1.00%)
Mylan Inc/PA (a)	27,400	505	Power Converter & Supply Equipment (0.36%)
			Hubbell Inc	3,900	184
Medical - HMO (2.43%)
CIGNA Corp	16,625	586	Printing - Commercial (0.10%)
Humana Inc (a)	14,600	641	RR Donnelley & Sons Co	2,300	51
		1,227
			Reinsurance (1.86%)
Medical Instruments (0.62%)
			Reinsurance Group of America Inc	8,800	419
Beckman Coulter Inc	4,800	314
			Validus Holdings Ltd	19,400	523

Medical Laboratory & Testing Service (0.64%)					942
Laboratory Corp of America Holdings (a)	4,300	322	REITS - Storage (1.32%)
			Public Storage	8,200	668
Medical Products (2.62%)
Henry Schein Inc (a)	9,975	524	Rental - Auto & Equipment (0.12%)
Hospira Inc (a)	15,700	801	Avis Budget Group Inc (a)	4,600	60
		1,325
			Retail - Apparel & Shoe (1.30%)
Metal Processors & Fabrication (0.23%)
			Ross Stores Inc	15,450	660
Timken Co	4,900	116

			Retail - Auto Parts (1.22%)
Multimedia (1.95%)
			Advance Auto Parts Inc	15,300	619
McGraw-Hill Cos Inc/The	29,500	989

			Retail - Discount (2.04%)
Office Automation & Equipment (0.90%)
			BJ's Wholesale Club Inc (a)	3,175	104
Pitney Bowes Inc	14,700	335
			Dollar Tree Inc (a)	10,600	512
Xerox Corp	14,350	121
			Family Dollar Stores Inc	14,925	415
		456
					1,031
Oil & Gas Drilling (1.99%)
			Retail - Mail Order (0.25%)
Ensco International Plc ADR	10,900	435
			Williams-Sonoma Inc	6,000	125
Noble Corp	14,000	570
		1,005
			Retail - Major Department Store (1.16%)
Oil Company - Exploration & Production (0.82%)			TJX Cos Inc	16,000	585
Nexen Inc	11,900	285
Whiting Petroleum Corp (a)	1,800	128	Retail - Petroleum Products (0.81%)
		413	World Fuel Services Corp	15,200	407

Oil Company - Integrated (1.01%)			Schools (1.96%)
Murphy Oil Corp	9,450	512	Apollo Group Inc (a)	7,525	456
			Corinthian Colleges Inc (a)	30,000	413
Paper & Related Products (0.22%)
			ITT Educational Services Inc (a)	1,300	125
International Paper Co	4,200	113
					994

Pharmacy Services (0.55%)			Semiconductor Component - Integrated Circuits (2.09%)
Omnicare Inc	11,400	276	Cypress Semiconductor Corp (a)	45,700	483
			Linear Technology Corp	18,875	576
					1,059

See accompanying notes

266

Schedule of Investments MidCap Growth Account I

December 31, 2009

	Shares	Value
	Held	(000's)
COMMON STOCKS (continued)
Semiconductor Equipment (0.73%)
Tessera Technologies Inc (a)	15,900 $	370

Steel - Producers (0.82%)
Reliance Steel & Aluminum Co	9,600	415

Steel Pipe & Tube (0.78%)
Valmont Industries Inc	5,000	392

Telecommunication Equipment (0.35%)
CommScope Inc (a)	6,600	175

Therapeutics (0.18%)
Warner Chilcott PLC (a)	3,175	90

Transport - Marine (0.83%)
Kirby Corp (a)	8,825	307
Tidewater Inc	2,325	112
		419
Vitamins & Nutrition Products (1.19%)
Herbalife Ltd	14,875	604
TOTAL COMMON STOCKS	$ 50,548
Total Investments	$ 50,548
Other Assets in Excess of Liabilities, Net - 0.04%		22
TOTAL NET ASSETS - 100.00%	$ 50,570

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 5,818
Unrealized Depreciation	(3,556)
Net Unrealized Appreciation (Depreciation)	2,262
Cost for federal income tax purposes	48,286
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Consumer, Non-cyclical	27.59%
Technology	18.15%
Consumer, Cyclical	15.24%
Industrial	14.34%
Financial	8.02%
Communications	6.14%
Energy	4.76%
Utilities	3.06%
Basic Materials	2.66%
Other Assets in Excess of Liabilities, Net	0.04%
TOTAL NET ASSETS	100.00%

See accompanying notes

267

Schedule of Investments MidCap Value Account II December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (98.99%)			COMMON STOCKS (continued)

Aerospace & Defense Equipment (0.27%)			Computer Services (continued)

Moog Inc (a)	8,900 $	260	Unisys Corp (a)	1,500$	58

					1,444
Agricultural Operations (1.39%)
			Computers - Memory Devices (1.29%)
Bunge Ltd	20,900	1,334
			Seagate Technology	41,300	751

Airlines (0.17%)			Western Digital Corp (a)	11,000	486

Skywest Inc	9,700	164			1,237

			Computers - Peripheral Equipment (1.09%)
Apparel Manufacturers (0.98%)
			Electronics for Imaging Inc (a)	2,044	27
Columbia Sportswear Co	10,300	402
			Lexmark International Inc (a)	39,500	1,026
Jones Apparel Group Inc	16,700	268
					1,053
Polo Ralph Lauren Corp	3,400	276

		946	Consulting Services (0.52%)
			SAIC Inc (a)	26,400	500
Audio & Video Products (0.43%)

Harman International Industries Inc	11,700	413	Consumer Products - Miscellaneous (0.68%)

			Jarden Corp	21,100	652
Batteries & Battery Systems (0.28%)

Energizer Holdings Inc (a)	4,400	270	Containers - Paper & Plastic (1.75%)

			Pactiv Corp (a)	32,400	782
Beverages - Non-Alcoholic (0.90%)
			Rock-Tenn Co	5,900	297
Coca-Cola Enterprises Inc	41,000	869
			Sonoco Products Co	20,600	603

					1,682
Building - Heavy Construction (0.39%)

Tutor Perini Corp (a)	20,700	374	Data Processing & Management (0.23%)

			CSG Systems International Inc (a)	11,400	218
Building Products - Wood (0.13%)

Universal Forest Products Inc	3,400	125	Distribution & Wholesale (1.23%)

			Ingram Micro Inc (a)	27,900	487

Cable/Satellite TV (0.84%)			United Stationers Inc (a)	5,200	296

DISH Network Corp	39,100	812	WESCO International Inc (a)	14,900	402

					1,185
Cellular Telecommunications (0.63%)

NII Holdings Inc (a)	14,700	494	Diversified Manufacturing Operations (2.56%)

US Cellular Corp (a)	2,600	110	AO Smith Corp	10,700	464

		604	Crane Co	14,700	450
			SPX Corp	15,400	843
Chemicals - Diversified (2.12%)
			Trinity Industries Inc	40,500	706
Huntsman Corp.	65,200	736
					2,463
PPG Industries Inc	22,200	1,300

		2,036	Electric - Integrated (5.03%)
			Alliant Energy Corp	9,600	291
Chemicals - Specialty (2.78%)
			Ameren Corp	29,100	813
Ashland Inc	17,700	701
			Consolidated Edison Inc	14,800	672
Cytec Industries Inc	22,900	834
			Constellation Energy Group Inc	13,900	489
International Flavors & Fragrances Inc	6,721	277
			Integrys Energy Group Inc	12,800	537
Lubrizol Corp	11,900	868
			Northeast Utilities	22,100	570
		2,680
			NV Energy Inc	54,900	680

Commercial Services (0.62%)			Pinnacle West Capital Corp	21,648	792

Convergys Corp (a)	55,800	600			4,844

Computer Services (1.50%)			Electric Products - Miscellaneous (0.94%)

Computer Sciences Corp (a)	24,100	1,386	Molex Inc	41,900	903

See accompanying notes

268

Schedule of Investments
MidCap Value Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electronic Components - Miscellaneous (1.04%)			Food - Retail (2.09%)
Benchmark Electronics Inc (a)	17,100 $	323	Safeway Inc	66,600 $	1,418
Jabil Circuit Inc	32,500	565	SUPERVALU Inc	46,700	593
Plexus Corp (a)	3,900	111			2,011
		999
			Gas - Distribution (3.03%)
Electronic Components - Semiconductors (1.00%)			Atmos Energy Corp	29,700	873
LSI Corp (a)	146,900	883	NiSource Inc	68,700	1,057
Omnivision Technologies Inc (a)	5,300	77	Southwest Gas Corp	12,800	365
		960	UGI Corp	25,800	624
					2,919
Electronic Design Automation (0.94%)
Mentor Graphics Corp (a)	11,600	102	Hospital Beds & Equipment (0.37%)
Synopsys Inc (a)	36,000	802	Hill-Rom Holdings Inc	14,900	357
		904
			Human Resources (1.22%)
Electronic Parts Distribution (1.05%)
			Manpower Inc	21,600	1,179
Avnet Inc (a)	33,600	1,013
			Independent Power Producer (1.06%)
Electronics - Military (0.23%)
			Mirant Corp (a)	42,300	646
L-3 Communications Holdings Inc	2,500	217
			RRI Energy Inc (a)	65,200	373
					1,019
Engineering - Research & Development Services (1.75%)
EMCOR Group Inc (a)	9,700	261	Instruments - Controls (0.27%)
KBR Inc	36,100	686	Watts Water Technologies Inc	8,500	263
URS Corp (a)	16,500	734
		1,681	Investment Management & Advisory Services (1.06%)
			Legg Mason Inc	33,800	1,019
Engines - Internal Combustion (0.20%)
Cummins Inc	4,100	188	Life & Health Insurance (2.34%)
			Delphi Financial Group Inc	8,500	190
Enterprise Software & Services (0.82%)
			Lincoln National Corp	32,000	796
Novell Inc (a)	152,000	631
			Protective Life Corp	25,700	426
SYNNEX Corp (a)	5,300	162
			StanCorp Financial Group Inc	15,100	604
		793
			Universal American Corp/NY (a)	20,400	239
Finance - Credit Card (1.24%)					2,255
Discover Financial Services	80,900	1,190
			Machinery - Electrical (0.20%)
			Regal-Beloit Corp	3,700	192
Finance - Investment Banker & Broker (0.18%)
Investment Technology Group Inc (a)	8,700	171
			Machinery - Farm (0.98%)
			AGCO Corp (a)	29,200	944
Finance - Other Services (1.47%)
NASDAQ OMX Group Inc/The (a)	23,500	466
			Medical - Drugs (2.37%)
NYSE Euronext	37,500	949
			Forest Laboratories Inc (a)	45,100	1,448
		1,415
			King Pharmaceuticals Inc (a)	68,000	835
Food - Canned (0.92%)					2,283
Del Monte Foods Co	78,100	886
			Medical - Generic Drugs (0.44%)
			Par Pharmaceutical Cos Inc (a)	15,700	425
Food - Meat Products (0.96%)
Tyson Foods Inc	75,400	925
			Medical - HMO (3.06%)
			Coventry Health Care Inc (a)	39,300	955
Food - Miscellaneous/Diversified (0.19%)
Chiquita Brands International Inc (a)	10,400	188	Health Net Inc (a)	31,900	743

See accompanying notes

269

Schedule of Investments

MidCap Value Account II

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)

Medical - HMO (continued)			Printing - Commercial (0.17%)

Humana Inc (a)	28,400 $	1,246	Valassis Communications Inc (a)	8,800 $	161

		2,944
			Property & Casualty Insurance (0.11%)
Medical - Hospitals (0.87%)
			OneBeacon Insurance Group Ltd	7,400	102
LifePoint Hospitals Inc (a)	8,600	280

Universal Health Services Inc	18,200	555	Regional Banks (2.05%)

		835	Fifth Third Bancorp	125,000	1,219

Metal Processors & Fabrication (0.21%)			SunTrust Banks Inc	37,300	757

Timken Co	8,500	202			1,976

			Reinsurance (6.42%)
Multi-Line Insurance (4.09%)
			Allied World Assurance Co Holdings Ltd	16,100	742
American Financial Group Inc/OH	37,300	931
			Aspen Insurance Holdings Ltd	33,300	848
Assurant Inc	30,800	908
			Axis Capital Holdings Ltd	32,000	909
Old Republic International Corp	75,000	753
			Endurance Specialty Holdings Ltd	21,900	815
Unitrin Inc	10,100	223
			Everest Re Group Ltd	11,800	1,011
XL Capital Ltd	61,400	1,125
			PartnerRe Ltd	13,800	1,030
		3,940
			Transatlantic Holdings Inc	15,800	823

Oil - Field Services (1.03%)					6,178

Cal Dive International Inc (a)	25,700	194
			REITS - Apartments (2.28%)
Oil States International Inc (a)	20,200	794
			Camden Property Trust	24,100	1,021
		988
			Equity Residential	33,100	1,118

Oil & Gas Drilling (1.73%)			UDR Inc	3,180	52

Ensco International Plc ADR	23,400	934			2,191

Rowan Cos Inc (a)	15,000	340
			REITS - Diversified (0.99%)
Unit Corp (a)	9,300	395
			Colonial Properties Trust	9,700	114
		1,669
			Liberty Property Trust	26,100	835

Oil Company - Exploration & Production (1.78%)					949

Newfield Exploration Co (a)	20,100	969
			REITS - Hotels (0.97%)
Noble Energy Inc	1,300	93
			Hospitality Properties Trust	39,500	937
Rosetta Resources Inc (a)	7,400	148

St Mary Land & Exploration Co	14,700	503	REITS - Office Property (1.98%)

		1,713	Brandywine Realty Trust	31,900	364

Oil Company - Integrated (1.39%)			HRPT Properties Trust	115,700	748

Murphy Oil Corp	24,600	1,333	Mack-Cali Realty Corp	22,900	792
					1,904

Oil Refining & Marketing (1.66%)
			REITS - Storage (0.27%)
Frontier Oil Corp	14,200	171
			Sovran Self Storage Inc	7,200	257
Sunoco Inc	33,500	874

Tesoro Corp/Texas	41,000	556	REITS - Warehouse & Industrial (0.33%)

		1,601	EastGroup Properties Inc	8,400	322

Pharmacy Services (0.56%)
			Rental - Auto & Equipment (0.27%)
Omnicare Inc	22,400	542
			Rent-A-Center Inc/TX (a)	14,500	257

Pipelines (0.25%)
			Retail - Apparel & Shoe (0.88%)
Oneok Inc	5,300	236
			Foot Locker Inc	53,000	591

Power Converter & Supply Equipment (0.54%)			Phillips-Van Heusen Corp	6,300	256

Hubbell Inc	10,900	516			847

See accompanying notes

270

Schedule of Investments
MidCap Value Account II
December 31, 2009

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)
COMMON STOCKS (continued)			REPURCHASE AGREEMENTS (0.81%)
Retail - Automobile (0.13%)			Diversified Banking Institutions (0.81%)
Group 1 Automotive Inc (a)	4,500 $	128	Investment in Joint Trading Account; Bank
			of America Repurchase Agreement;
Retail - Consumer Electronics (0.04%)			0.005% dated 12/31/09 maturing 01/04/10
RadioShack Corp	2,200	43	(collateralized by Sovereign Agency
			Issues; $350,000; 0.00% - 3.75%; dated
			01/26/10 - 04/15/26)	$ 343$	343
Retail - Discount (0.20%)
			Investment in Joint Trading Account;
BJ's Wholesale Club Inc (a)	5,800	190	Deutsche Bank Repurchase Agreement;
			0.01% dated 12/31/09 maturing 01/04/10
Retail - Hair Salons (0.16%)			(collateralized by Sovereign Agency
Regis Corp	10,200	159	Issues; $108,000; 0.00% - 4.75%; dated
			02/22/10 - 11/19/12)	105	105
Retail - Regional Department Store (0.23%)			Investment in Joint Trading Account;
Dillard's Inc	12,100	223	Morgan Stanley Repurchase Agreement;
			0.01% dated 12/31/09 maturing 01/04/10
			(collateralized by Sovereign Agency
Retail - Restaurants (0.51%)			Issues; $339,000; 0.00% - 0.90%; dated
Bob Evans Farms Inc	11,400	330	01/15/10 - 04/08/10)	333	333
Cracker Barrel Old Country Store Inc	4,200	160			781
		490
			TOTAL REPURCHASE AGREEMENTS	$ 781
Savings & Loans - Thrifts (0.57%)
			Total Investments	$ 96,048
People's United Financial Inc	32,900	549
			Other Assets in Excess of Liabilities, Net - 0.20%		190

Schools (0.87%)			TOTAL NET ASSETS - 100.00%	$ 96,238
Washington Post Co/The	1,900	835

Steel - Producers (0.81%)			(a) Non-Income Producing Security
Reliance Steel & Aluminum Co	15,600	674
Schnitzer Steel Industries Inc	2,200	105	Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
		779
			of investments held by the account as of the period end were as follows:
Telecommunication Equipment (1.27%)
Arris Group Inc (a)	15,200	174	Unrealized Appreciation	$ 13,591
Tekelec (a)	12,500	191	Unrealized Depreciation		(4,149)
Tellabs Inc	151,100	858	Net Unrealized Appreciation (Depreciation)		9,442
		1,223	Cost for federal income tax purposes		86,606
			All dollar amounts are shown in thousands (000's)
Telephone - Integrated (1.28%)

CenturyTel Inc	33,900	1,227	Portfolio Summary (unaudited)
			Sector		Percent
Transport - Marine (1.26%)
Teekay Corp	16,700	388	Financial		27.16%
			Consumer, Non-cyclical		17.86%
Tidewater Inc	17,300	829	Industrial		15.64%
		1,217	Utilities		9.12%
			Energy		7.83%
Transport - Services (0.80%)			Technology		6.87%
Ryder System Inc	18,700	770	Basic Materials		5.71%
			Consumer, Cyclical		5.59%
Transport - Truck (0.80%)			Communications		4.02%
			Other Assets in Excess of Liabilities, Net		0.20%
Arkansas Best Corp	8,600	253
			TOTAL NET ASSETS		100.00%
Con-way Inc	14,800	517
		770

TOTAL COMMON STOCKS	$ 95,267

See accompanying notes

271

Schedule of Investments
Money Market Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
COMMERCIAL PAPER (87.09%)			COMMERCIAL PAPER (continued)
Agricultural Operations (1.63%)			Diversified Banking Institutions (continued)
Cargill Inc			JP Morgan Chase Funding Inc
0.14%, 2/ 2/2010 (a)	$ 1,870 $	1,870	0.30%, 4/ 1/2010 (a)	$ 1,500 $	1,499
0.15%, 2/ 3/2010 (a)	2,100	2,100	Royal Bank of Scotland Group PLC
0.15%, 2/ 9/2010 (a)	2,300	2,299	0.20%, 2/ 3/2010 (a)	1,800	1,800
		6,269	0.32%, 3/ 2/2010 (a)	2,000	1,999
			Societe Generale North America Inc
Beverages - Non-Alcoholic (1.75%)			0.22%, 1/15/2010	2,000	2,000
Coca-Cola Co/The			0.24%, 3/ 1/2010	2,000	1,999
0.22%, 1/ 6/2010 (a)	1,810	1,810
					10,496
0.18%, 3/17/2010 (a)	4,000	3,999
0.22%, 6/ 7/2010 (a)	950	949	Diversified Financial Services (3.31%)
		6,758	General Electric Capital
			0.20%, 2/ 5/2010	1,700	1,700
Chemicals - Diversified (2.33%)			4.28%, 2/ 9/2010	2,060	2,060
BASF AG			Nordea North America Inc/DE
0.42%, 1/29/2010	2,000	1,999	0.18%, 2/ 2/2010	2,000	2,000
BASF SE			0.19%, 2/24/2010	1,900	1,899
0.50%, 2/23/2010 (a)	2,000	1,999
			0.20%, 3/ 4/2010	1,900	1,899
0.65%, 7/ 9/2010 (a)	1,500	1,495
			Rabobank USA Financial Corp
EI du Pont de Nemours & Co			0.30%, 2/18/2010	1,200	1,199
0.43%, 6/22/2010 (a)	2,000	1,996
			0.32%, 3/10/2010	2,000	1,999
0.55%, 9/13/2010	1,500	1,494
					12,756
		8,983
			Electric - Integrated (4.54%)
Commercial Banks (7.96%)
			E.ON AG
Australia & New Zealand Banking Group Ltd			0.31%, 1/ 8/2010	2,100	2,100
0.15%, 1/ 8/2010 (a)	1,620	1,620
			0.21%, 2/11/2010 (a)	3,500	3,499
0.39%, 2/17/2010 (a)	1,500	1,499
			0.23%, 2/12/2010	2,000	1,999
0.22%, 4/23/2010 (a)	1,400	1,399
			0.25%, 4/ 6/2010 (a)	400	399
DnB NOR Bank ASA
0.22%, 1/14/2010 (a)	3,900	3,900	GDF Suez
			0.19%, 1/ 4/2010 (a)	2,000	2,000
0.25%, 1/28/2010 (a)	2,100	2,100
			0.19%, 1/20/2010 (a)	1,000	1,000
0.33%, 4/ 6/2010 (a)	2,000	1,998
			0.19%, 1/21/2010 (a)	2,000	2,000
0.30%, 6/30/2010 (a)	700	699
			0.19%, 1/27/2010 (a)	2,000	2,000
Skandinaviska Enskilda Banken AB
0.25%, 1/ 4/2010 (a)	1,900	1,900	0.20%, 2/ 1/2010 (a)	1,800	1,799
0.30%, 1/22/2010 (a)	1,900	1,900	0.20%, 2/ 2/2010 (a)	710	710
Standard Chartered Bank/New York					17,506
0.30%, 3/15/2010 (a)	1,800	1,799	Fiduciary Banks (2.13%)
0.27%, 3/18/2010 (a)	1,900	1,899	State Street Corp
0.55%, 4/12/2010 (a)	2,000	1,997	0.16%, 1/ 6/2010	2,000	2,000
0.35%, 6/ 1/2010 (a)	2,350	2,346	0.30%, 1/21/2010	2,200	2,200
Toronto-Dominion Holdings USA Inc			0.19%, 3/22/2010	2,000	1,999
0.35%, 3/15/2010 (a)	1,600	1,599	0.19%, 3/26/2010	2,000	1,999
Westpac Banking Corp					8,198
0.38%, 2/ 4/2010 (a)	2,000	1,999
0.27%, 2/ 8/2010	1,500	1,499	Finance - Auto Loans (7.43%)
0.38%, 2/22/2010 (a)	525	525	American Honda Finance Corp
			0.18%, 2/ 3/2010	1,700	1,700
		30,678
			0.15%, 2/ 8/2010	2,000	2,000
Diversified Banking Institutions (2.72%)			0.16%, 2/16/2010	2,000	2,000
Bank of America Corp			0.17%, 2/19/2010	2,000	2,000
0.20%, 3/11/2010	1,200	1,199	0.16%, 2/25/2010	2,000	1,999

See accompanying notes

272

Schedule of Investments
Money Market Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
COMMERCIAL PAPER (continued)			COMMERCIAL PAPER (continued)
Finance - Auto Loans (continued)			Finance - Other Services (1.15%)
PACCAR Financial Corp			Private Export Funding Corp
0.20%, 1/22/2010	$ 1,900 $	1,900	0.16%, 3/ 4/2010 (a)	$ 2,120 $	2,119
0.17%, 2/12/2010	1,200	1,200	0.34%, 3/ 9/2010 (a)	2,300	2,299
0.18%, 2/16/2010	2,100	2,099			4,418
0.18%, 2/19/2010	2,000	1,999
			Investment Management & Advisory Services (2.52%)
0.16%, 3/25/2010	1,940	1,939	BlackRock Inc
Toyota Motor Credit			0.19%, 1/ 7/2010 (a)	2,200	2,200
4.29%, 2/ 9/2010	1,000	1,000	0.20%, 1/22/2010 (a)	900	900
Toyota Motor Credit Corp			0.20%, 1/25/2010 (a)	2,500	2,500
0.24%, 1/28/2010	2,000	2,000
			0.20%, 1/26/2010 (a)	2,400	2,400
0.25%, 2/ 1/2010	1,500	1,500
			0.21%, 2/12/2010 (a)	1,700	1,699
0.23%, 2/25/2010	1,600	1,599
					9,699
0.27%, 3/ 4/2010	2,300	2,299
0.19%, 3/12/2010	1,400	1,399	Life & Health Insurance (1.56%)
		28,633	New York Life CAP Corp
			0.15%, 1/13/2010 (a)	2,100	2,100
Finance - Commercial (0.47%)			Prudential PLC
Caterpillar Financial Services Corp			0.37%, 4/ 5/2010 (a)	2,000	1,998
0.23%, 5/12/2010	1,795	1,793	0.38%, 4/ 7/2010 (a)	1,900	1,898
					5,996
Finance - Credit Card (0.97%)
American Express Credit			Machinery - Farm (0.41%)
0.22%, 2/22/2010	1,600	1,599	John Deere Credit Inc
0.27%, 3/ 3/2010	2,140	2,139	0.13%, 1/ 5/2010 (a)	1,600	1,600
		3,738
			Medical - Drugs (1.16%)
Finance - Investment Banker & Broker (4.20%)			Pfizer Investment Capital
BNP Paribas Finance Inc			0.50%, 2/10/2010	2,200	2,199
0.16%, 1/14/2010	880	880	0.47%, 2/17/2010	2,275	2,273
0.40%, 2/ 4/2010	3,900	3,899			4,472
0.43%, 2/10/2010	2,000	1,999
ING US Funding LLC			Money Center Banks (2.99%)
4.13%, 1/20/2010	2,000	1,999	Intesa Funding LLC
			0.10%, 1/11/2010	1,600	1,600
0.45%, 1/27/2010	925	925
			UBS Finance Delaware LLC
0.29%, 2/16/2010	2,300	2,299
			0.41%, 2/26/2010	1,200	1,199
0.24%, 3/19/2010	1,500	1,499
			0.37%, 3/29/2010	2,300	2,298
0.23%, 4/ 7/2010	1,200	1,199
			0.59%, 4/ 6/2010	1,000	998
0.32%, 6/28/2010	1,500	1,498
			0.57%, 4/ 9/2010	2,300	2,297
		16,197
			0.53%, 4/27/2010	1,840	1,837
Finance - Leasing Company (0.68%)			0.32%, 4/30/2010	1,300	1,298
River Fuel Co No.2 Inc					11,527
0.25%, 1/29/2010	1,512	1,512
River Fuel Funding			Reinsurance (2.53%)
0.25%, 1/15/2010	1,101	1,101	Swiss Re Treasury US Corp
			0.55%, 4/13/2010 (a)	2,000	1,997
		2,613
			0.78%, 7/ 8/2010 (a)	2,000	1,992
Finance - Mortgage Loan/Banker (1.16%)			0.75%, 7/12/2010 (a)	2,000	1,992
Federal Home Loan Bank Discount Notes			0.78%, 7/16/2010 (a)	2,000	1,991
0.41%, 1/ 5/2010	1,740	1,740
			0.72%, 8/23/2010 (a)	1,800	1,792
0.31%, 1/15/2010	2,750	2,750
					9,764
		4,490

See accompanying notes

273

Schedule of Investments

Money Market Account

December 31, 2009

	Principal			Principal

	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

COMMERCIAL PAPER (continued)			COMMERCIAL PAPER (continued)

Special Purpose Banks (1.45%)			Special Purpose Entity (continued)

Dexia Delaware LLC			Park Avenue Receivables Corp (continued)
0.31%, 1/ 5/2010	$ 745 $	745	0.19%, 1/ 8/2010 (a)	$ 2,000 $	2,000

0.50%, 2/ 2/2010	1,700	1,699	0.16%, 1/12/2010 (a)	2,100	2,100

Kreditanstalt fuer Wiederaufbau			0.16%, 1/14/2010 (a)	2,200	2,200

0.13%, 2/ 8/2010 (a)	930	930	Prudential Funding Corp
0.13%, 3/19/2010 (a)	2,200	2,199	0.23%, 1/ 5/2010	1,900	1,900

		5,573	0.20%, 1/19/2010	2,000	2,000

			Ranger Funding Co LLC
Special Purpose Entity (27.79%)
			0.20%, 2/ 5/2010	1,500	1,500
CAFCO LLC
0.33%, 1/12/2010 (a)	2,300	2,300	0.25%, 2/24/2010 (a)	2,300	2,299

0.32%, 1/27/2010 (a)	1,900	1,899	0.21%, 3/16/2010 (a)	1,500	1,499

0.20%, 3/18/2010 (a)	1,000	999	0.20%, 3/17/2010 (a)	2,000	1,999

0.24%, 4/14/2010 (a)	750	749	Sheffield Receivables Corp
			0.21%, 1/ 7/2010 (a)	1,000	1,000
0.32%, 4/21/2010 (a)	2,000	1,998
			0.20%, 1/11/2010 (a)	1,500	1,500
0.30%, 6/ 8/2010 (a)	1,600	1,598
			0.20%, 1/13/2010 (a)	1,020	1,020
Calyon North America Inc
0.44%, 1/ 4/2010	2,000	2,000	0.19%, 2/10/2010 (a)	2,000	1,999

0.55%, 1/19/2010	1,100	1,100	0.19%, 2/19/2010 (a)	2,000	1,999

0.20%, 3/ 3/2010	1,400	1,399	0.19%, 2/25/2010 (a)	2,000	1,999

0.29%, 5/19/2010	1,500	1,498	Societe Generale North America Inc
			0.22%, 1/11/2010	2,300	2,300
0.255%, 5/28/2010	820	819
			0.20%, 2/11/2010	1,500	1,500
0.45%, 6/10/2010	2,000	1,996
			0.24%, 4/23/2010	1,800	1,799
Charta Corp
0.22%, 2/ 5/2010 (a)	2,400	2,399	Straight - A Funding LLC
			0.20%, 1/13/2010	1,200	1,200
0.35%, 3/ 2/2010 (a)	2,200	2,199
			0.19%, 1/19/2010	1,900	1,900
0.24%, 3/ 9/2010 (a)	900	900
			0.15%, 1/25/2010	2,500	2,500
0.43%, 4/ 1/2010 (a)	2,000	1,998
			0.16%, 2/ 1/2010	1,650	1,650
0.28%, 4/12/2010 (a)	2,300	2,298
			0.20%, 2/ 5/2010 (a)	2,000	2,000
CRC Funding LLC
0.18%, 1/12/2010 (a)	1,000	1,000	0.15%, 2/12/2010	300	300

0.32%, 1/27/2010 (a)	2,000	1,999	Yorktown Capital LLC
			0.17%, 1/13/2010 (a)	2,100	2,100
0.25%, 2/ 8/2010 (a)	2,400	2,399
			0.25%, 1/22/2010	2,100	2,100
0.20%, 2/18/2010 (a)	300	300
			0.23%, 2/ 8/2010 (a)	1,500	1,500
0.19%, 2/23/2010 (a)	1,250	1,250
			0.22%, 2/12/2010 (a)	1,515	1,515
0.38%, 4/ 5/2010	2,300	2,298
			0.20%, 4/12/2010 (a)	2,300	2,299
Danske Corp
0.16%, 1/22/2010 (a)	1,800	1,800			107,133

0.42%, 2/ 1/2010 (a)	1,300	1,299	Supranational Bank (2.55%)

Gemini Securitization Corp LLC			Corp Andina de Fomento
0.23%, 1/ 6/2010 (a)	1,770	1,770	0.46%, 4/ 8/2010 (a)	1,860	1,858

0.17%, 1/ 7/2010 (a)	1,500	1,500	0.55%, 5/13/2010 (a)	2,000	1,996

0.16%, 1/ 8/2010 (a)	1,240	1,240	0.66%, 6/ 7/2010 (a)	2,000	1,994

0.20%, 1/19/2010 (a)	1,000	1,000	0.65%, 6/ 8/2010	2,000	1,994

0.20%, 2/26/2010 (a)	2,100	2,099	0.68%, 6/21/2010 (a)	2,000	1,994

Metlife Funding Inc					9,836
1.03%, 1/18/2010 (b)	1,000	1,000
			Tobacco (1.70%)
0.13%, 1/19/2010	1,733	1,733
			Philip Morris International Inc
0.12%, 1/20/2010	1,760	1,760	0.27%, 3/25/2010 (a)	2,300	2,299

Park Avenue Receivables Corp			0.20%, 5/26/2010 (a)	2,300	2,298
0.19%, 1/ 7/2010 (a)	2,860	2,860

See accompanying notes

274

Schedule of Investments
Money Market Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
COMMERCIAL PAPER (continued)			BONDS (continued)
Tobacco (continued)			Asset Backed Securities (continued)
Philip Morris International Inc (continued)			John Deere Owner Trust
0.29%, 6/25/2010 (a)	$ 1,970 $	1,967	1.13%, 7/ 2/2010	$ 270 $	270
		6,564			1,503

TOTAL COMMERCIAL PAPER	$ 335,690		Automobile Sequential (0.94%)
			Bank of America Auto Trust
CERTIFICATE OF DEPOSIT (3.53%)			0.67%, 7/15/2010 (a)	730	730
Commercial Banks (1.04%)
			BMW Vehicle Lease Trust
Citibank NA			0.79%, 6/15/2010	1	1
0.50%, 3/ 1/2010	2,000	2,000
			Honda Auto Receivables Owner Trust
US Bank NA			1.32%, 5/17/2010 (c)	115	115
0.66%, 5/18/2010	2,000	2,000
			Hyundai Auto Receivables Trust
		4,000	0.36%, 9/15/2010	1,419	1,419
Diversified Financial Services (0.29%)			Nissan Auto Receivables Owner Trust
Nordea Bank			1.76%, 4/15/2010	40	40
1.07%, 5/21/2010	1,100	1,100	World Omni Automobile Lease Securitization
			Trust
Regional Banks (2.20%)			0.40%, 11/15/2010	1,315	1,315
Bank of America NA					3,620
0.46%, 1/12/2010	800	800	Medical Laboratory & Testing Service (0.33%)
0.35%, 1/26/2010	2,000	2,000	Roche Holdings Inc
0.44%, 2/18/2010	2,000	2,000	1.26%, 2/25/2010 (a)(c)	1,300	1,300
0.43%, 2/22/2010	2,000	2,000
0.45%, 6/14/2010	1,700	1,700	Regional Banks (0.52%)
		8,500	JPMorgan Chase Bank NA
			0.23%, 1/21/2010 (c)	2,000	2,000
TOTAL CERTIFICATE OF DEPOSIT	$ 13,600		TOTAL BONDS	$ 8,423

			MUNICIPAL BONDS (1.98%)
	Shares	Value
			California (0.41%)
	Held	(000's)
			California Statewide Communities
COMMON STOCKS (4.90%)			Development Authority Fannie Mae
Publicly Traded Investment Fund (4.90%)			0.40%, 12/15/2036	750	750
Cash Account Trust - Government & Agency			County of Sacramento CA Bayersiche
DWS Government Cash Securities Port			Landesbank
0.05, 12/31/2009	1,125,000	1,125	0.40%, 7/ 1/2022	705	705
Columbia Funds Series Trust - Columbia			San Jose Redevelopment Agency/CA JP
Money Market Reserves			Morgan Chase Bank
0.12, 12/31/2009	7,500,000	7,500	0.28%, 8/ 1/2028	125	125
FFI Government Fund					1,580
0.07, 12/31/2009	2,620,000	2,620
			Colorado (0.36%)
JP Morgan Prime Money Market Fund
0.11, 12/31/2009	7,635,000	7,635	City of Colorado Springs CO
			0.24%, 11/ 1/2027	700	700
		18,880
			Sheridan Redevelopment Agency Citibank NA
TOTAL COMMON STOCKS	$ 18,880		1.55%, 12/ 1/2029	700	700
	Principal				1,400
	Amount	Value	Illinois (0.23%)
	(000's)	(000's)	City of Chicago IL US Bank NA
BONDS (2.18%)			1.34%, 7/ 8/2010	900	900
Asset Backed Securities (0.39%)
Great America Leasing Receivables
0.50%, 11/15/2010 (a)	1,233	1,233

See accompanying notes

275

Schedule of Investments
Money Market Account
December 31, 2009

	Principal		(a)	Security exempt from registration under Rule 144A of the Securities Act
			of 1933. These securities may be resold in transactions exempt from
	Amount	Value	registration, normally to qualified institutional buyers. Unless otherwise
	(000's)	(000's)	indicated, these securities are not considered illiquid. At the end of the
MUNICIPAL BONDS (continued)			period, the value of these securities totaled $189,558 or 49.18% of net
Indiana (0.10%)			assets.
Ball State University Foundation Inc US Bank			(b) Security is Illiquid
NA			(c) Variable Rate. Rate shown is in effect at December 31, 2009.
0.28%, 9/ 1/2031	$ 400 $	400
			Portfolio Summary (unaudited)
Iowa (0.18%)			Sector	Percent
Iowa Finance Authority
			Financial	73.89%
0.30%, 3/ 1/2018	100	100	Consumer, Non-cyclical	6.58%
Iowa Finance Authority Dexia/Fannie			Exchange Traded Funds	4.90%
Mae/Ginnie Mae			Utilities	4.54%
0.26%, 1/ 1/2038	600	600	Government	3.98%
		700	Basic Materials	2.33%
			Asset Backed Securities	1.33%
Michigan (0.13%)			Insured	1.08%
Calvin College JP Morgan Chase			Revenue	0.71%
0.40%, 10/ 1/2037	500	500	Industrial	0.42%
			Tax Allocation	0.18%
			Other Assets in Excess of Liabilities, Net	0.06%
Minnesota (0.03%)
			TOTAL NET ASSETS	100.00%
St Paul Housing & Redevelopment Authority
0.35%, 1/ 1/2024	100	100

New York (0.19%)
New York State Housing Finance Agency
Fannie Mae
0.30%, 5/15/2033	720	720

Pennsylvania (0.20%)
Montgomery County Industrial Development
Authority/PA JP Morgan Chase
0.50%, 8/ 1/2037	750	750

Washington (0.15%)
Washington State Housing Finance Commission
0.28%, 7/ 1/2030	465	465
Washington State Housing Finance
Commission Fannie Mae
0.40%, 5/15/2033	105	105
		570

TOTAL MUNICIPAL BONDS	$ 7,620

U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (0.26%)
U.S. Treasury Bill (0.26%)
0.43%, 6/ 3/2010	1,010	1,008
TOTAL U.S. GOVERNMENT & GOVERNMENT
AGENCY OBLIGATIONS	$ 1,008
Total Investments	$ 385,221
Other Assets in Excess of Liabilities, Net - 0.06%		246

TOTAL NET ASSETS - 100.00%	$ 385,467

See accompanying notes

276

Schedule of Investments
Mortgage Securities Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (22.84%)			BONDS (continued)
Finance - Mortgage Loan/Banker (4.21%)			Mortgage Backed Securities (continued)
Fannie Mae			Wells Fargo Mortgage Backed Securities Trust
3.00%, 9/16/2014	$ 3,000 $	3,038	(continued)
Federal Farm Credit Bank			6.00%, 12/28/2037 (a)	$ 1,461 $	1,387
3.70%, 5/15/2013	2,500	2,629			43,541
Federal Home Loan Banks			Regional Agencies (0.14%)
7.38%, 2/12/2010	2,455	2,474
			US Department of Housing and Urban
4.50%, 9/16/2013	1,640	1,770	Development
		9,911	6.16%, 8/ 1/2011	317	318
Mortgage Backed Securities (18.49%)			TOTAL BONDS	$ 53,770
Banc of America Mortgage Securities Inc			U.S. GOVERNMENT & GOVERNMENT AGENCY
4.75%, 8/25/2033	857	857	OBLIGATIONS (73.19%)
5.50%, 5/25/2034	443	442	Federal Home Loan Mortgage Corporation
4.75%, 2/25/2035	1,844	1,831	(FHLMC) (35.09%)
			7.00%, 11/ 1/2012 (b)	6	6
Chase Mortgage Finance Corp
6.00%, 5/25/2035	1,940	1,608	6.00%, 1/ 1/2013 (b)	39	42
Citicorp Mortgage Securities Inc			7.00%, 1/ 1/2013 (b)	14	15
5.25%, 2/25/2035	2,911	2,890	6.50%, 11/ 1/2016 (b)	65	70
5.50%, 3/25/2035	1,270	1,261	6.00%, 4/ 1/2017 (b)	231	247
Countrywide Home Loan Mortgage Pass			6.00%, 4/ 1/2017 (b)	189	203
Through Trust			6.00%, 5/ 1/2017 (b)	218	234
5.00%, 11/25/2018	1,108	1,114	4.50%, 4/ 1/2018 (b)	507	528
5.25%, 5/25/2034	2,016	1,911	5.50%, 11/ 1/2018 (b)	668	713
5.75%, 12/25/2035	2,750	2,197	6.50%, 12/ 1/2021 (b)	177	193
Credit Suisse First Boston Mortgage Securities			6.50%, 4/ 1/2022 (b)	226	246
Corp
			6.50%, 5/ 1/2022 (b)	129	141
5.75%, 4/25/2033	831	803
			6.50%, 5/ 1/2023 (b)	37	40
Fannie Mae
8.70%, 12/25/2019	12	13	4.00%, 6/ 1/2024 (b)	1,917	1,932
8.00%, 4/25/2022	30	30	4.50%, 6/ 1/2024 (b)	1,897	1,952
5.00%, 2/25/2027	269	7	4.50%, 8/ 1/2024 (b)	2,829	2,911
5.50%, 2/25/2032	1,250	1,313	6.50%, 1/ 1/2028 (b)	16	17
7.00%, 4/25/2032	810	888	7.00%, 1/ 1/2028 (b)	196	219
Fannie Mae Grantor Trust			6.50%, 3/ 1/2029 (b)	29	31
7.30%, 5/25/2010	2,455	2,507	6.50%, 4/ 1/2029 (b)	318	346
Freddie Mac			8.50%, 7/ 1/2029 (b)	49	57
5.50%, 1/15/2033	840	888	8.00%, 12/ 1/2030 (b)	18	20
5.50%, 4/15/2033 (a)	1,640	1,723	7.50%, 2/ 1/2031 (b)	34	38
MASTR Alternative Loans Trust			6.00%, 5/ 1/2031 (b)	108	115
5.39%, 1/25/2020 (a)	1,112	1,039	7.00%, 6/ 1/2031 (b)	29	32
5.50%, 1/25/2020	2,380	2,358	6.50%, 10/ 1/2031 (b)	70	76
Prime Mortgage Trust			7.00%, 10/ 1/2031 (b)	34	38
4.75%, 10/25/2020 (a)	1,012	1,013
			6.50%, 1/ 1/2032 (b)	268	289
Residential Funding Mortgage Securities I
			7.00%, 4/ 1/2032 (b)	354	390
5.50%, 12/25/2033	2,450	2,476
			6.00%, 9/ 1/2032 (b)	165	176
Structured Asset Securities Corp
6.00%, 4/25/2033	3,088	3,116	5.50%, 11/ 1/2032 (b)	608	640
5.00%, 5/25/2035	2,347	2,244	5.00%, 2/ 1/2033 (b)	912	940
Wells Fargo Mortgage Backed Securities Trust			5.50%, 4/ 1/2033 (b)	1,186	1,248
5.50%, 5/25/2035	3,436	3,422	5.00%, 6/ 1/2033 (b)	948	977
5.75%, 10/25/2036 (a)	2,339	2,335	4.50%, 8/ 1/2033 (b)	478	480
6.00%, 4/25/2037	2,457	1,868	4.50%, 8/ 1/2033 (b)	552	555
			5.00%, 8/ 1/2033 (b)	1,647	1,695

See accompanying notes

277

Schedule of Investments
Mortgage Securities Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
U.S. GOVERNMENT & GOVERNMENT AGENCY			U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (continued)			OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation			Federal National Mortgage Association (FNMA)
(FHLMC) (continued)			(continued)
5.00%, 8/ 1/2033 (b)	$ 1,597 $	1,645	7.00%, 12/ 1/2028 (b)	$ 50 $	56
5.50%, 8/ 1/2033 (b)	1,178	1,242	6.50%, 2/ 1/2029 (b)	16	17
6.00%, 11/ 1/2033 (b)	531	569	6.50%, 3/ 1/2029 (b)	41	45
6.00%, 11/ 1/2033 (b)	535	574	6.50%, 4/ 1/2029 (b)	74	81
5.50%, 12/ 1/2033 (b)	1,474	1,551	7.00%, 4/ 1/2029 (b)	28	31
6.00%, 12/ 1/2033 (b)	501	536	6.50%, 7/ 1/2029 (b)	430	465
5.50%, 1/ 1/2034 (b)	1,030	1,083	7.50%, 11/ 1/2029 (b)	31	34
5.00%, 5/ 1/2034 (b)	1,907	1,961	9.00%, 9/ 1/2030 (b)	21	25
6.00%, 5/ 1/2034 (b)	967	1,032	6.50%, 6/ 1/2031 (b)	27	29
6.00%, 5/ 1/2034 (b)	1,689	1,792	6.50%, 6/ 1/2031 (b)	26	28
5.00%, 5/ 1/2035 (b)	1,014	1,042	6.00%, 8/ 1/2031 (b)	292	312
4.50%, 6/ 1/2035 (b)	2,499	2,502	7.00%, 11/ 1/2031 (b)	196	218
4.50%, 6/ 1/2035 (b)	2,563	2,580	6.50%, 1/ 1/2032 (b)	52	57
5.00%, 7/ 1/2035 (b)	4,511	4,634	6.50%, 3/ 1/2032 (b)	172	186
5.50%, 9/ 1/2035 (b)	1,735	1,824	6.50%, 3/ 1/2032 (b)	54	59
7.00%, 7/ 1/2036 (b)	1,465	1,599	6.50%, 4/ 1/2032 (b)	248	268
6.00%, 3/ 1/2037 (b)	2,017	2,145	6.50%, 8/ 1/2032 (b)	91	99
5.50%, 1/ 1/2038 (b)	2,413	2,531	6.50%, 11/ 1/2032 (b)	75	82
5.50%, 2/ 1/2038 (b)	3,095	3,238	6.50%, 11/ 1/2032 (b)	78	85
4.50%, 5/ 1/2039 (b)	1,943	1,940	6.50%, 12/ 1/2032 (b)	274	296
5.00%, 5/ 1/2039 (b)	2,794	2,868	5.50%, 2/ 1/2033 (b)	782	824
4.50%, 6/ 1/2039 (b)	2,955	2,951	6.50%, 2/ 1/2033 (b)	111	120
5.00%, 6/ 1/2039 (b)	3,333	3,421	5.50%, 5/ 1/2033 (b)	85	90
4.00%, 8/ 1/2039 (b)	2,651	2,559	5.50%, 5/ 1/2033 (b)	526	554
4.50%, 9/ 1/2039 (b)	2,979	2,975	5.50%, 6/ 1/2033 (b)	1,133	1,192
5.00%, 9/ 1/2039 (b)	3,127	3,209	5.50%, 2/ 1/2034 (b)	2,211	2,318
4.50%, 11/ 1/2039 (b)	2,975	2,970	6.00%, 2/ 1/2034 (b)	88	93
4.50%, 12/ 1/2039 (b)	3,500	3,495	5.50%, 4/ 1/2034 (b)	274	288
5.00%, 1/ 1/2040 (b)	3,500	3,593	5.00%, 6/ 1/2034 (b)	1,576	1,622
5.75%, 1/ 1/2037 (a)(b)	663	705	5.50%, 7/ 1/2034 (b)	603	631
		82,618	6.50%, 7/ 1/2034 (b)	255	275
			6.50%, 7/ 1/2034 (b)	613	661
Federal National Mortgage Association (FNMA) (24.94%)
6.00%, 12/ 1/2016 (b)	222	238	5.50%, 8/ 1/2034 (b)	628	658
5.50%, 1/ 1/2017 (b)	319	341	5.50%, 9/ 1/2034 (b)	2,011	2,108
6.00%, 8/ 1/2017 (b)	330	353	5.50%, 11/ 1/2035 (b)	2,017	2,119
5.50%, 12/ 1/2017 (b)	301	320	6.50%, 2/ 1/2036 (b)	1,288	1,378
5.50%, 5/ 1/2018 (b)	786	838	6.50%, 5/ 1/2036 (b)	1,414	1,517
5.00%, 6/ 1/2018 (b)	1,126	1,187	6.00%, 9/ 1/2036 (b)	2,066	2,198
5.00%, 10/ 1/2018 (b)	959	1,011	6.02%, 10/ 1/2036 (a)(b)	1,065	1,130
8.00%, 5/ 1/2022 (b)	3	3	6.00%, 4/ 1/2037 (b)	1,634	1,734
8.50%, 2/ 1/2023 (b)	2	2	6.00%, 5/ 1/2037 (b)	3,415	3,620
5.00%, 12/ 1/2023 (b)	2,859	2,991	6.00%, 7/ 1/2037 (b)	3,017	3,200
6.50%, 9/ 1/2024 (b)	96	103	6.00%, 9/ 1/2037 (b)	2,495	2,646
8.00%, 5/ 1/2027 (b)	91	103	5.50%, 3/ 1/2038 (b)	3,156	3,307
8.00%, 9/ 1/2027 (b)	20	23	5.50%, 3/ 1/2038 (b)	3,024	3,169
8.50%, 10/ 1/2027 (b)	68	78	6.00%, 5/ 1/2038 (b)	1,651	1,750
7.00%, 8/ 1/2028 (b)	75	84	5.50%, 6/ 1/2038 (b)	3,700	3,877
6.50%, 11/ 1/2028 (b)	11	12	5.00%, 4/ 1/2039 (b)	3,487	3,582

See accompanying notes

278

Schedule of Investments
Mortgage Securities Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
U.S. GOVERNMENT & GOVERNMENT AGENCY			U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (continued)			OBLIGATIONS (continued)
Federal National Mortgage Association (FNMA)			Government National Mortgage Association
(continued)			(GNMA) (continued)
4.00%, 5/ 1/2039 (b)	$ 1,960 $	1,894	4.50%, 9/20/2039	$ 3,326 $	3,328
		58,715			11,825

Government National Mortgage Association			U.S. Treasury (8.14%)
(GNMA) (5.02%)			4.50%, 2/28/2011	1,640	1,712
7.50%, 1/15/2023	2	2
			4.00%, 2/15/2014	1,640	1,754
7.50%, 1/15/2023	3	3
			4.75%, 5/15/2014	2,865	3,152
7.50%, 1/15/2023	2	2
			2.38%, 8/31/2014	5,000	4,963
7.50%, 2/15/2023	2	2
			4.88%, 8/15/2016	820	902
7.50%, 2/15/2023	4	5
			3.75%, 11/15/2018	3,000	3,000
7.50%, 2/15/2023	9	10
			3.38%, 11/15/2019	3,000	2,885
7.50%, 3/15/2023	5	6
			4.50%, 2/15/2036	820	808
7.50%, 3/15/2023	12	13
					19,176
7.50%, 4/15/2023	33	37
7.50%, 6/15/2023	6	6	TOTAL U.S. GOVERNMENT & GOVERNMENT
			AGENCY OBLIGATIONS	$ 172,334
7.50%, 6/15/2023	17	19
7.50%, 7/15/2023	1	1	REPURCHASE AGREEMENTS (3.82%)
7.50%, 9/15/2023	9	11	Diversified Banking Institutions (3.82%)
7.50%, 9/15/2023	5	6	Investment in Joint Trading Account; Bank
			of America Repurchase Agreement;
7.50%, 10/15/2023	26	29	0.005% dated 12/31/09 maturing 01/04/10
7.50%, 10/15/2023	12	14	(collateralized by Sovereign Agency
7.50%, 11/15/2023	13	14	Issues; $4,035,000; 0.00% - 3.75%; dated
8.00%, 7/15/2026	3	3	01/26/10 - 04/15/26)	$ 3,956$	3,956
8.00%, 8/15/2026	7	8	Investment in Joint Trading Account;
			Deutsche Bank Repurchase Agreement;
8.00%, 1/15/2027	3	4	0.01% dated 12/31/09 maturing 01/04/10
8.00%, 2/15/2027	1	1	(collateralized by Sovereign Agency
8.00%, 6/15/2027	1	1	Issues; $1,241,000; 0.00% - 4.75%; dated
7.00%, 1/15/2028	6	7	02/22/10 - 11/19/12)	1,217	1,217
			Investment in Joint Trading Account;
7.00%, 1/15/2028	7	7
			Morgan Stanley Repurchase Agreement;
7.00%, 1/15/2028	28	32	0.01% dated 12/31/09 maturing 01/04/10
7.00%, 1/15/2028	9	10	(collateralized by Sovereign Agency
7.00%, 1/15/2028	4	5	Issues; $3,911,000; 0.00% - 0.90%; dated
			01/15/10 - 04/08/10)	3,834	3,834
7.00%, 1/15/2029	41	46
					9,007
7.00%, 3/15/2029	23	25
7.75%, 12/15/2029	7	8	TOTAL REPURCHASE AGREEMENTS	$ 9,007

6.50%, 7/15/2032	179	193	Total Investments	$ 235,111
6.00%, 8/15/2034	1,115	1,187	Other Assets in Excess of Liabilities, Net - 0.15%		353
6.00%, 2/20/2029	49	52
			TOTAL NET ASSETS - 100.00%	$ 235,464
6.50%, 3/20/2031	58	63
6.50%, 4/20/2031	62	67
7.00%, 6/20/2031	33	37	(a)	Variable Rate. Rate shown is in effect at December 31, 2009.
6.00%, 5/20/2032 (a)	222	238	(b)	This entity was put into conservatorship by the U.S. Government in 2008.
5.50%, 7/20/2033	1,042	1,099	See footnote 3 for additional information.
6.00%, 7/20/2033	688	737
5.50%, 2/20/2034	884	930
5.50%, 3/20/2034	1,118	1,177
6.50%, 4/20/2034	135	144
6.00%, 6/20/2038	2,109	2,236

See accompanying notes

279

Schedule of Investments Mortgage Securities Account

December 31, 2009

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 5,235
Unrealized Depreciation	(2,706)
Net Unrealized Appreciation (Depreciation)	2,529
Cost for federal income tax purposes	232,582
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Mortgage Securities	83.54%
Government	12.49%
Financial	3.82%
Other Assets in Excess of Liabilities, Net	0.15%
TOTAL NET ASSETS	100.00%

See accompanying notes

280

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (98.05%)			COMMON STOCKS (continued)
Aerospace & Defense (2.05%)			Building & Construction Products -
Boeing Co/The	23,936 $	1,296	Miscellaneous (0.51%)
			Simpson Manufacturing Co Inc	19,048 $	512
Northrop Grumman Corp	7,500	419
Teledyne Technologies Inc (a)	9,400	360
			Building Products - Cement & Aggregate (0.12%)
		2,075
			Cemex SAB de CV ADR (a)	10,234	121
Agricultural Chemicals (0.40%)
Potash Corp of Saskatchewan Inc	3,720	404	Cellular Telecommunications (0.17%)
			China Mobile Ltd ADR	3,800	176
Agricultural Operations (0.41%)
Archer-Daniels-Midland Co	13,150	412	Chemicals - Diversified (0.15%)
			FMC Corp	2,775	155
Airlines (0.77%)
Alaska Air Group Inc (a)	13,537	468	Commercial Banks (0.73%)
Cathay Pacific Airways Ltd ADR (a)	33,000	308	City National Corp/CA	8,751	399
		776	East West Bancorp Inc	11,993	189
			Westamerica Bancorporation	2,725	151
Apparel Manufacturers (0.52%)
					739
Columbia Sportswear Co	13,449	525
			Commercial Services - Finance (0.15%)
Applications Software (3.59%)			Visa Inc	1,795	157
Actuate Corp (a)	48,380	207
Microsoft Corp	104,761	3,194	Computer Aided Design (0.22%)
Quest Software Inc (a)	12,450	229	Autodesk Inc (a)	8,900	226
		3,630
			Computers (3.05%)
Athletic Footwear (1.32%)			Apple Inc (a)	3,300	696
Nike Inc	20,153	1,332	Hewlett-Packard Co	34,025	1,752
			IBM Corp	4,850	635
Auto - Car & Light Trucks (0.42%)
					3,083
Toyota Motor Corp ADR	5,014	422
			Computers - Integrated Systems (0.10%)
Auto - Medium & Heavy Duty Trucks (1.15%)			Echelon Corp (a)	8,354	97
PACCAR Inc	32,103	1,164
			Consumer Products - Miscellaneous (1.76%)
Auto/Truck Parts & Equipment - Original (0.51%)			Clorox Co	20,320	1,240
Johnson Controls Inc	19,075	520	Kimberly-Clark Corp	6,975	444
			WD-40 Co	3,000	97
Beverages - Non-Alcoholic (0.27%)					1,781
PepsiAmericas Inc	9,407	275
			Cosmetics & Toiletries (0.91%)
Beverages - Wine & Spirits (0.23%)			Alberto-Culver Co	7,204	211
Brown-Forman Corp	4,257	228	Procter & Gamble Co	11,725	711
					922
Building - Heavy Construction (0.46%)
			Dialysis Centers (0.60%)
Granite Construction Inc	13,925	469
			DaVita Inc (a)	10,300	605
Building - Mobile Home & Manufactured Housing (0.14%)
			Disposable Medical Products (0.07%)
Winnebago Industries (a)	11,818	144
			CR Bard Inc	850	66
Building - Residential & Commercial (0.18%)
			Diversified Banking Institutions (0.87%)
KB Home	13,200	181
			Barclays PLC ADR	3,725	65
			JP Morgan Chase & Co	19,604	817
					882

See accompanying notes

281

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Diversified Manufacturing Operations (0.91%)			Food - Retail (1.30%)
Crane Co	5,900 $	181	Dairy Farm International Holdings Ltd ADR	18,095$	540
General Electric Co	48,921	740	Kroger Co/The	13,165	270
		921	Safeway Inc	23,900	509
					1,319
E-Commerce - Products (0.62%)
Amazon.com Inc (a)	4,660	627	Forestry (1.81%)
			Plum Creek Timber Co Inc	12,000	453
Electric - Integrated (1.20%)			Weyerhaeuser Co	32,060	1,383
Edison International	12,050	419			1,836
PG&E Corp	17,800	795
			Gas - Distribution (1.53%)
		1,214
			Northwest Natural Gas Co	1,050	47
Electronic Components - Semiconductors (2.70%)			Sempra Energy	26,750	1,498
Intel Corp	68,480	1,397			1,545
LSI Corp (a)	40,455	243
			Hotels & Motels (0.42%)
Microchip Technology Inc	15,816	460
			Red Lion Hotels Corp (a)	85,560	423
QLogic Corp (a)	19,150	361
Supertex Inc (a)	9,093	271
			Human Resources (0.95%)
		2,732	AMN Healthcare Services Inc (a)	12,784	116
Electronic Design Automation (0.11%)			Resources Connection Inc (a)	15,012	318
Mentor Graphics Corp (a)	12,518	111	Robert Half International Inc	10,375	277
			TrueBlue Inc (a)	17,000	252
Electronic Forms (1.60%)					963
Adobe Systems Inc (a)	44,115	1,623
			Industrial Automation & Robots (0.03%)
Electronic Measurement Instruments (0.93%)			Intermec Inc (a)	2,350	30
FLIR Systems Inc (a)	3,850	126
			Instruments - Scientific (1.96%)
Itron Inc (a)	7,800	527
			Dionex Corp (a)	16,370	1,209
Trimble Navigation Ltd (a)	11,600	292
			FEI Co (a)	23,860	558
		945
			Waters Corp (a)	3,550	220
Engineering - Research & Development Services (0.75%)					1,987
Jacobs Engineering Group Inc (a)	20,121	757
			Internet Application Software (0.28%)
Enterprise Software & Services (1.41%)			Art Technology Group Inc (a)	62,403	281
Informatica Corp (a)	10,600	274
			Investment Management & Advisory Services (1.77%)
Omnicell Inc (a)	14,604	171
			Franklin Resources Inc	17,050	1,796
Oracle Corp	25,834	634
Sybase Inc (a)	8,000	347
			Lasers - Systems & Components (0.07%)
		1,426	Electro Scientific Industries Inc (a)	6,322	68
Fiduciary Banks (0.43%)
State Street Corp	10,075	439	Life & Health Insurance (1.04%)
			StanCorp Financial Group Inc	26,379	1,056
Finance - Investment Banker & Broker (2.00%)
Charles Schwab Corp/The	107,425	2,022	Machinery - Material Handling (0.26%)
			Cascade Corp	9,561	263
Food - Miscellaneous/Diversified (1.01%)
Campbell Soup Co	5,975	202	Medical - Biomedical/Gene (1.82%)
General Mills Inc	8,635	611	Dendreon Corp (a)	9,275	244
Ralcorp Holdings Inc (a)	3,475	208	Gilead Sciences Inc (a)	20,799	900
		1,021	Life Technologies Corp (a)	10,246	535

See accompanying notes

282

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical - Biomedical/Gene (continued)			Non-Hazardous Waste Disposal (0.64%)
Martek Biosciences Corp (a)	8,326$	158	Waste Connections Inc (a)	19,450 $	648
		1,837
			Oil & Gas Drilling (0.17%)
Medical - Drugs (2.52%)
			Nabors Industries Ltd (a)	8,100	177
Allergan Inc/United States	24,399	1,537
Bristol-Myers Squibb Co	28,307	715	Oil Company - Exploration & Production (6.57%)
Forest Laboratories Inc (a)	9,402	302	Apache Corp	15,325	1,581
		2,554	Berry Petroleum Co	19,990	583
Medical - Generic Drugs (0.33%)			CNOOC Ltd ADR	2,325	361
Teva Pharmaceutical Industries Ltd ADR	2,325	130	Devon Energy Corp	12,425	913
Watson Pharmaceuticals Inc (a)	5,065	201	Occidental Petroleum Corp	30,842	2,509
		331	XTO Energy Inc	14,970	697
					6,644
Medical - HMO (0.12%)
Health Net Inc (a)	5,430	126	Oil Company - Integrated (3.93%)
			Chevron Corp	41,813	3,219
Medical - Nursing Homes (0.10%)			Total SA ADR	11,775	754
Sun Healthcare Group Inc (a)	10,733	98			3,973

Medical - Wholesale Drug Distribution (1.46%)			Oil Field Machinery & Equipment (0.14%)
McKesson Corp	23,700	1,481	Natural Gas Services Group Inc (a)	7,428	140

Medical Information Systems (0.09%)			Power Converter & Supply Equipment (0.05%)
Quality Systems Inc	1,529	96	Sunpower Corp - Class B (a)	2,581	54

Medical Instruments (1.01%)			Property & Casualty Insurance (0.28%)
Beckman Coulter Inc	10,723	702	Fidelity National Financial Inc	3,450	46
Techne Corp	4,671	320	Mercury General Corp	6,150	242
		1,022			288
Medical Products (1.95%)			Publicly Traded Investment Fund (0.12%)
Becton Dickinson and Co	4,032	318	iShares Russell 3000 Index Fund	1,800	118
Johnson & Johnson	13,591	876
			Regional Banks (2.22%)
Varian Medical Systems Inc (a)	16,550	775
			US Bancorp	10,075	227
		1,969
			Wells Fargo & Co	74,725	2,017
Metal Processors & Fabrication (0.76%)					2,244
Precision Castparts Corp	6,968	769
			REITS - Apartments (0.19%)
			Essex Property Trust Inc	2,250	188
Motorcycle/Motor Scooter (0.17%)
Harley-Davidson Inc	6,649	168
			REITS - Healthcare (1.13%)
			HCP Inc	25,000	764
Multi-Line Insurance (0.18%)
MetLife Inc	5,175	183	Nationwide Health Properties Inc	10,859	382
					1,146
Multimedia (1.62%)			REITS - Office Property (0.69%)
Walt Disney Co/The	50,945	1,643	Alexandria Real Estate Equities Inc	10,923	702

Networking Products (1.76%)			Respiratory Products (0.32%)
Cisco Systems Inc (a)	64,700	1,549	ResMed Inc (a)	6,150	321
Polycom Inc (a)	9,400	235
		1,784	Retail - Apparel & Shoe (1.44%)
			Nordstrom Inc	33,695	1,266

See accompanying notes

283

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Apparel & Shoe (continued)			Transport - Services (1.41%)
Ross Stores Inc	4,475 $	191	Expeditors International of Washington Inc	41,098 $	1,427
		1,457
			Transport - Truck (0.35%)
Retail - Automobile (0.58%)
			Con-way Inc	10,146	354
Copart Inc (a)	15,971	585

			Travel Services (0.24%)
Retail - Building Products (0.34%)
			Ambassadors Group Inc	17,993	239
Home Depot Inc	11,950	346

			Ultra Sound Imaging Systems (0.29%)
Retail - Discount (2.03%)
			SonoSite Inc (a)	12,509	296
Costco Wholesale Corp	34,650	2,050

			Veterinary Diagnostics (0.59%)
Retail - Drug Store (0.22%)
			VCA Antech Inc (a)	23,775	592
CVS Caremark Corp	7,023	226

			Water (0.45%)
Retail - Restaurants (2.59%)
			California Water Service Group	12,300	453
Jack in the Box Inc (a)	16,061	316

McDonald's Corp	13,775	860	Water Treatment Systems (0.10%)
Starbucks Corp (a)	60,690	1,400	Energy Recovery Inc (a)	14,571	100
Yum! Brands Inc	1,350	47
		2,623	Web Portals (1.48%)
			Google Inc (a)	2,420	1,500
Savings & Loans - Thrifts (1.68%)
Washington Federal Inc	87,649	1,695
			Wireless Equipment (0.41%)
			Qualcomm Inc	8,975	415
Semiconductor Component - Integrated Circuits (0.25%)
Cypress Semiconductor Corp (a)	23,935	253
			Wound, Burn & Skin Care (0.15%)
			Obagi Medical Products Inc (a)	12,324	148
Semiconductor Equipment (0.67%)
Applied Materials Inc	42,973	599	TOTAL COMMON STOCKS	$ 99,207
Novellus Systems Inc (a)	3,300	77		Principal
		676		Amount	Value
				(000's)	(000's)
Steel - Producers (1.50%)
			REPURCHASE AGREEMENTS (1.39%)
Reliance Steel & Aluminum Co	13,000	562
			Diversified Banking Institutions (1.39%)
Schnitzer Steel Industries Inc	20,098	959
			Investment in Joint Trading Account; Bank
		1,521	of America Repurchase Agreement;
Steel Pipe & Tube (0.18%)			0.005% dated 12/31/09 maturing 01/04/10
			(collateralized by Sovereign Agency
Northwest Pipe Co (a)	6,710	180	Issues; $628,000; 0.00% - 3.75%; dated
			01/26/10 - 04/15/26)	$ 616$	616
Telephone - Integrated (2.96%)			Investment in Joint Trading Account;
AT&T Inc	58,850	1,650	Deutsche Bank Repurchase Agreement;
Verizon Communications Inc	40,600	1,345	0.01% dated 12/31/09 maturing 01/04/10
		2,995	(collateralized by Sovereign Agency
			Issues; $193,000; 0.00% - 4.75%; dated
Toys (0.46%)			02/22/10 - 11/19/12)	189	189
Mattel Inc	23,320	466

Transport - Equipment & Leasing (0.14%)
Greenbrier Cos Inc	13,548	141

Transport - Rail (0.28%)
Union Pacific Corp	4,400	281
See accompanying notes

284

Schedule of Investments Principal Capital Appreciation Account

December 31, 2009

Principal
	Amount	Value
	(000's)	(000's)
REPURCHASE AGREEMENTS (continued)
Diversified Banking Institutions (continued)
Investment in Joint Trading Account;
Morgan Stanley Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $609,000; 0.00% - 0.90%; dated
01/15/10 - 04/08/10)	$ 597$	597
1,402
TOTAL REPURCHASE AGREEMENTS	$ 1,402
Total Investments	$ 100,609
Other Assets in Excess of Liabilities, Net - 0.56%		569
TOTAL NET ASSETS - 100.00%	$ 101,178

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 31,253
Unrealized Depreciation	(2,693)
Net Unrealized Appreciation (Depreciation)	28,560
Cost for federal income tax purposes	72,049
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Consumer, Non-cyclical	18.31%
Financial	14.61%
Technology	13.79%
Consumer, Cyclical	13.49%
Industrial	11.96%
Energy	10.81%
Communications	9.31%
Basic Materials	3.87%
Utilities	3.17%
Exchange Traded Funds	0.12%
Other Assets in Excess of Liabilities, Net	0.56%
TOTAL NET ASSETS	100.00%

See accompanying notes

285

Schedule of Investments
Principal LifeTime 2010 Account
December 31, 2009

			Unrealized Appreciation (Depreciation)
			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
	Shares	Value	of investments held by the account as of the period end were as follows:
	Held	(000's)
INVESTMENT COMPANIES (99.65%)			Unrealized Appreciation	$ 1,374
Principal Funds, Inc. Institutional Class (65.22%)			Unrealized Depreciation	(10,858)
Core Plus Bond Fund I (a)	534,448 $	5,788	Net Unrealized Appreciation (Depreciation)	(9,484)
Disciplined LargeCap Blend Fund (a)	320,184	3,544	Cost for federal income tax purposes	52,677
Global Diversified Income Fund (a)	82,840	1,001	All dollar amounts are shown in thousands (000's)
High Yield Fund I (a)	174,501	1,780
Inflation Protection Fund (a)	212,030	1,605	Portfolio Summary (unaudited)
International Emerging Markets Fund (a)	44,248	1,004	Fund Type	Percent
International Fund I (a)	137,129	1,454	Fixed Income Funds	48.44%
International Growth Fund (a)	186,508	1,520	Domestic Equity Funds	38.60%
			International Equity Funds	12.61%
International Value Fund I (a)	138,677	1,488	Other Assets in Excess of Liabilities, Net	0.35%
LargeCap Blend Fund I (a)	263,207	1,893	TOTAL NET ASSETS	100.00%
LargeCap Value Fund I (a)	96,127	928
MidCap Growth Fund III (a)(b)	75,193	627
MidCap Value Fund I (a)	49,641	527
Money Market Fund (a)	1,189,758	1,190
Preferred Securities Fund (a)	290,818	2,646
SmallCap Growth Fund I (a)	51,510	410
SmallCap S&P 600 Index Fund (a)	44,591	565
SmallCap Value Fund (a)	23,634	300
		28,270
Principal Variable Contracts Funds, Inc.
Class 1 (34.43%)
Bond & Mortgage Securities Account (a)	669,655	6,723
LargeCap Growth Account (a)	118,051	1,509
LargeCap Growth Account I (a)	104,776	1,874
LargeCap Value Account (a)	45,753	976
LargeCap Value Account III (a)	99,230	859
Money Market Account (a)	261,520	262
Real Estate Securities Account (a)	239,223	2,591
SmallCap Value Account I (a)	11,905	129
		14,923
TOTAL INVESTMENT COMPANIES	$ 43,193
Total Investments	$ 43,193
Other Assets in Excess of Liabilities, Net - 0.35%		152
TOTAL NET ASSETS - 100.00%	$ 43,345

(a) Affiliated Security
(b) Non-Income Producing Security
(c)	Purchases and Sales include transactions related to the acquisition of the SmallCap Growth Fund III by the SmallCap Growth Fund I as well as the acquisition of the Ultra Short Bond Fund by the Money Market
Fund.

See accompanying notes

286

Schedule of Investments
Principal LifeTime 2010 Account
December 31, 2009

Affiliated Securities

	December 31, 2008		Purchases (c)		Sales (c)		December 31, 2009
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond & Mortgage Securities Account	1,063,221 $	12,733	105,257	$ 989	498,823	$ 4,780	669,655 $	8,053
Core Plus Bond Fund I	22,030	224	577,742	6,208	65,324	693	534,448	5,739
Disciplined LargeCap Blend Fund	292,571	4,886	81,043	771	53,430	486	320,184	5,162
Global Diversified Income Fund	-	-	90,639	834	7,799	86	82,840	750
High Yield Fund I	146,194	1,468	55,356	510	27,049	234	174,501	1,746
Inflation Protection Fund	194,988	1,812	51,289	346	34,247	245	212,030	1,913
International Emerging Markets Fund	39,161	1,179	13,832	223	8,745	135	44,248	1,267
International Fund I	49,419	833	114,341	1,017	26,631	224	137,129	1,622
International Growth Fund	303,144	4,206	33,087	240	149,723	1,024	186,508	2,564
International Value Fund I	94,440	851	69,983	637	25,746	223	138,677	1,262
LargeCap Blend Fund I	240,330	2,449	67,044	411	44,167	258	263,207	2,597
LargeCap Growth Account	108,423	1,642	29,602	317	19,974	207	118,051	1,749
LargeCap Growth Account I	98,254	1,821	22,076	306	15,554	205	104,776	1,919
LargeCap Value Account	39,049	1,323	14,304	267	7,600	137	45,753	1,450
LargeCap Value Account III	87,540	1,102	31,048	230	19,358	137	99,230	1,189
LargeCap Value Fund I	87,276	1,267	26,679	217	17,828	138	96,127	1,343
MidCap Growth Fund III	66,128	401	21,892	139	12,827	79	75,193	461
MidCap Value Fund I	42,231	360	17,213	144	9,803	80	49,641	424
Money Market Account	60,673	61	365,808	366	164,961	165	261,520	262
Money Market Fund	-	-	1,189,758	1,668	-	-	1,189,758	1,668
Preferred Securities Fund	319,116	3,300	25,390	184	53,688	367	290,818	3,025
Real Estate Securities Account	209,085	3,917	81,374	659	51,236	388	239,223	4,160
SmallCap Growth Fund I	12,380	104	44,699	549	5,569	35	51,510	618
SmallCap Growth Fund III	40,079	517	-	-	40,079	503	-	-
SmallCap S&P 600 Index Fund	44,808	836	6,719	74	6,936	68	44,591	837
SmallCap Value Account I	8,128	117	6,382	59	2,605	22	11,905	153
SmallCap Value Fund	25,564	494	215	3	2,145	23	23,634	457
Ultra Short Bond Fund	176,585	1,732	3,738	27	180,323	1,749	-	-
	$ 49,635			$ 17,395		$ 12,691	$ 52,390

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
		(000's)		(000's)			(000's)
Bond & Mortgage Securities Account	$ 989			$ (889)		$ -
Core Plus Bond Fund I			162		-			2
Disciplined LargeCap Blend Fund			48		(9)			-
Global Diversified Income Fund			131		2			-
High Yield Fund I			155		2			-
Inflation Protection Fund			9		-			-
International Emerging Markets Fund			8		-			-
International Fund I			22		(4)			-
International Growth Fund			25		(858)			-
International Value Fund I			56		(3)			6
LargeCap Blend Fund I			27		(5)			-
LargeCap Growth Account			9		(3)			-
LargeCap Growth Account I			1		(3)			-
LargeCap Value Account			41		(3)			-
LargeCap Value Account III			26		(6)			-
LargeCap Value Fund I			12		(3)			-
MidCap Growth Fund III			-		-			-
MidCap Value Fund I			5		-			-
Money Market Account			-		-			-
Money Market Fund			-		-			-
Preferred Securities Fund			180		(92)			-
Real Estate Securities Account			81		(28)			-
SmallCap Growth Fund I			-		-			-
SmallCap Growth Fund III			-		(14)			-
SmallCap S&P 600 Index Fund			5		(5)			-
SmallCap Value Account I			2		(1)			-
SmallCap Value Fund			3		(17)			-
Ultra Short Bond Fund			20		(10)			-
	$ 2,017			$ (1,949)		$ 8

See accompanying notes

287

Schedule of Investments
Principal LifeTime 2020 Account
December 31, 2009

			Portfolio Summary (unaudited)
			Fund Type	Percent
	Shares	Value
	Held	(000's)	Domestic Equity Funds	47.43%
			Fixed Income Funds	35.45%
INVESTMENT COMPANIES (99.80%)			International Equity Funds	16.92%
Principal Funds, Inc. Institutional Class (66.17%)			Other Assets in Excess of Liabilities, Net	0.20%
Core Plus Bond Fund I (a)	1,934,264 $	20,948	TOTAL NET ASSETS	100.00%
Disciplined LargeCap Blend Fund (a)	1,639,846	18,153
High Yield Fund I (a)	977,540	9,971
International Emerging Markets Fund (a)	253,874	5,760
International Fund I (a)	751,266	7,964
International Growth Fund (a)	1,025,097	8,355
International Value Fund I (a)	747,740	8,023
LargeCap Blend Fund I (a)	1,306,385	9,393
LargeCap Value Fund I (a)	527,935	5,095
MidCap Growth Fund III (a)(b)	343,897	2,868
MidCap Value Fund I (a)	253,585	2,693
Preferred Securities Fund (a)	1,135,301	10,331
SmallCap Growth Fund I (a)	348,781	2,776
SmallCap S&P 600 Index Fund (a)	256,129	3,248
SmallCap Value Fund (a)	167,994	2,130
		117,708
Principal Variable Contracts Funds, Inc.
Class 1 (33.63%)
Bond & Mortgage Securities Account (a)	2,172,404	21,811
LargeCap Growth Account (a)	615,974	7,872
LargeCap Growth Account I (a)	579,344	10,364
LargeCap Value Account (a)	233,855	4,990
LargeCap Value Account III (a)	563,319	4,878
Real Estate Securities Account (a)	868,562	9,407
SmallCap Value Account I (a)	46,691	505
		59,827
TOTAL INVESTMENT COMPANIES	$ 177,535
Total Investments	$ 177,535
Other Assets in Excess of Liabilities, Net - 0.20%		352
TOTAL NET ASSETS - 100.00%	$ 177,887

(a) Affiliated Security
(b) Non-Income Producing Security
(c)	Purchases and Sales include transactions related to the acquisition of the SmallCap Growth Fund III by the SmallCap Growth Fund I.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 4,996
Unrealized Depreciation		(46,876)
Net Unrealized Appreciation (Depreciation)		(41,880)
Cost for federal income tax purposes		219,415
All dollar amounts are shown in thousands (000's)

See accompanying notes

288

Schedule of Investments
Principal LifeTime 2020 Account
December 31, 2009

Affiliated Securities

	December 31, 2008		Purchases (c)		Sales (c)		December 31, 2009
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond & Mortgage Securities Account	3,382,912 $	40,238	359,994	$ 3,380	1,570,502	$ 15,231	2,172,404 $	26,096
Core Plus Bond Fund I	74,107	753	1,975,669	21,274	115,512	1,228	1,934,264	20,799
Disciplined LargeCap Blend Fund	1,457,365	24,114	326,296	3,093	143,815	1,307	1,639,846	25,895
High Yield Fund I	815,437	8,177	232,014	2,174	69,911	606	977,540	9,747
International Emerging Markets Fund	218,655	6,574	59,643	945	24,424	379	253,874	7,142
International Fund I	324,702	5,472	502,430	4,481	75,866	641	751,266	9,310
International Growth Fund	1,543,744	21,517	155,144	1,115	673,791	4,632	1,025,097	14,080
International Value Fund I	496,375	4,467	324,538	2,975	73,173	634	747,740	6,806
LargeCap Blend Fund I	1,153,531	11,682	272,349	1,662	119,495	698	1,306,385	12,644
LargeCap Growth Account	545,806	8,189	129,686	1,386	59,518	618	615,974	8,957
LargeCap Growth Account I	529,714	9,764	95,775	1,323	46,145	609	579,344	10,478
LargeCap Value Account	196,783	6,504	59,853	1,119	22,781	411	233,855	7,210
LargeCap Value Account III	476,095	6,106	145,204	1,072	57,980	411	563,319	6,765
LargeCap Value Fund I	459,836	6,629	120,456	977	52,357	403	527,935	7,202
MidCap Growth Fund III	301,755	3,018	77,427	496	35,285	218	343,897	3,297
MidCap Value Fund I	218,787	2,939	61,762	521	26,964	218	253,585	3,242
Preferred Securities Fund	1,143,419	11,754	95,343	693	103,461	710	1,135,301	11,665
Real Estate Securities Account	722,903	13,602	239,989	1,910	94,330	710	868,562	14,789
SmallCap Growth Fund I	51,053	448	314,412	3,971	16,684	105	348,781	4,314
SmallCap Growth Fund III	296,616	3,747	5,741	31	302,357	3,776	-	-
SmallCap S&P 600 Index Fund	245,614	4,467	26,634	289	16,119	157	256,129	4,592
SmallCap Value Account I	34,129	483	24,230	221	11,668	104	46,691	600
SmallCap Value Fund	170,237	3,259	1,527	19	3,770	36	167,994	3,222
	$ 203,903			$ 55,127		$ 33,842	$ 218,852

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
		(000's)		(000's)			(000's)
Bond & Mortgage Securities Account	$ 3,380			$ (2,291)		$ -
Core Plus Bond Fund I			581		-			6
Disciplined LargeCap Blend Fund			247		(5)			-
High Yield Fund I			862		2			-
International Emerging Markets Fund			48		2			-
International Fund I			123		(2)			-
International Growth Fund			137		(3,920)			-
International Value Fund I			300		(2)			31
LargeCap Blend Fund I			135		(2)			-
LargeCap Growth Account			48		-			-
LargeCap Growth Account I			4		-			-
LargeCap Value Account			209		(2)			-
LargeCap Value Account III			146		(2)			-
LargeCap Value Fund I			67		(1)			-
MidCap Growth Fund III			-		1			-
MidCap Value Fund I			25		-			-
Preferred Securities Fund			685		(72)			-
Real Estate Securities Account			292		(13)			-
SmallCap Growth Fund I			-		-			-
SmallCap Growth Fund III			-		(2)			-
SmallCap S&P 600 Index Fund			27		(7)			-
SmallCap Value Account I			9		-			-
SmallCap Value Fund			19		(20)			-
	$ 7,344			$ (6,336)		$ 37

See accompanying notes

289

Schedule of Investments
Principal LifeTime 2030 Account
December 31, 2009

			Portfolio Summary (unaudited)
			Fund Type	Percent
	Shares	Value
	Held	(000's)	Domestic Equity Funds	55.90%
			Fixed Income Funds	22.44%
INVESTMENT COMPANIES (99.54%)			International Equity Funds	21.20%
Principal Funds, Inc. Institutional Class (67.59%)			Other Assets in Excess of Liabilities, Net	0.46%
Core Plus Bond Fund I (a)	547,291 $	5,927	TOTAL NET ASSETS	100.00%
Disciplined LargeCap Blend Fund (a)	693,657	7,679
High Yield Fund I (a)	337,520	3,443
International Emerging Markets Fund (a)	119,070	2,702
International Fund I (a)	323,573	3,430
International Growth Fund (a)	470,514	3,835
International Value Fund I (a)	353,752	3,796
LargeCap Blend Fund I (a)	551,275	3,964
LargeCap Value Fund I (a)	253,182	2,443
MidCap Growth Fund III (a)(b)	166,986	1,392
MidCap Value Fund I (a)	128,209	1,361
Preferred Securities Fund (a)	160,415	1,460
SmallCap Growth Fund I (a)	154,218	1,227
SmallCap S&P 600 Index Fund (a)	52,927	671
SmallCap Value Fund (a)	42,645	541
		43,871
Principal Variable Contracts Funds, Inc.
Class 1 (31.95%)
Bond & Mortgage Securities Account (a)	371,884	3,734
LargeCap Growth Account (a)	299,484	3,828
LargeCap Growth Account I (a)	246,277	4,406
LargeCap Value Account (a)	117,028	2,497
LargeCap Value Account III (a)	282,571	2,447
Real Estate Securities Account (a)	302,240	3,273
SmallCap Value Account I (a)	51,370	555
		20,740
TOTAL INVESTMENT COMPANIES	$ 64,611
Total Investments	$ 64,611
Other Assets in Excess of Liabilities, Net - 0.46%		298
TOTAL NET ASSETS - 100.00%	$ 64,909

(a) Affiliated Security
(b) Non-Income Producing Security
(c)	Purchases and Sales include transactions related to the acquisition of the SmallCap Growth Fund III by the SmallCap Growth Fund I.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 5,059
Unrealized Depreciation		(9,677)
Net Unrealized Appreciation (Depreciation)		(4,618)
Cost for federal income tax purposes		69,229
All dollar amounts are shown in thousands (000's)

See accompanying notes

290

Schedule of Investments
Principal LifeTime 2030 Account
December 31, 2009

Affiliated Securities

	December 31, 2008		Purchases (c)		Sales (c)		December 31, 2009
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond & Mortgage Securities Account	350,097 $	4,149	42,292	$ 401	20,505	$ 196	371,884 $	4,336
Core Plus Bond Fund I	57,249	588	508,503	5,482	18,461	196	547,291	5,874
Disciplined LargeCap Blend Fund	343,982	5,339	394,183	3,851	44,508	405	693,657	8,784
High Yield Fund I	187,077	1,820	169,819	1,599	19,376	168	337,520	3,251
International Emerging Markets Fund	56,429	1,519	70,565	1,223	7,924	125	119,070	2,617
International Fund I	107,375	1,578	240,658	2,170	24,460	207	323,573	3,541
International Growth Fund	306,289	4,267	195,751	1,467	31,526	207	470,514	5,471
International Value Fund I	143,708	1,270	233,885	2,193	23,841	207	353,752	3,256
LargeCap Blend Fund I	261,572	2,483	326,711	2,058	37,008	217	551,275	4,324
LargeCap Growth Account	142,745	2,044	176,878	1,955	20,139	209	299,484	3,790
LargeCap Growth Account I	129,306	2,248	132,650	1,935	15,679	209	246,277	3,975
LargeCap Value Account	52,223	1,643	72,626	1,392	7,821	141	117,028	2,894
LargeCap Value Account III	121,343	1,428	180,769	1,372	19,541	139	282,571	2,661
LargeCap Value Fund I	115,107	1,537	155,933	1,310	17,858	138	253,182	2,709
MidCap Growth Fund III	78,366	733	99,846	671	11,226	69	166,986	1,335
MidCap Value Fund I	58,836	750	77,991	683	8,618	69	128,209	1,364
Preferred Securities Fund	170,504	1,731	13,852	100	23,941	162	160,415	1,643
Real Estate Securities Account	128,835	2,178	195,173	1,633	21,768	164	302,240	3,647
SmallCap Growth Fund I	42,283	420	120,478	1,071	8,543	51	154,218	1,440
SmallCap Growth Fund III	47,963	574	832	5	48,795	579	-	-
SmallCap S&P 600 Index Fund	31,940	555	24,103	263	3,116	31	52,927	787
SmallCap Value Account I	26,873	426	27,624	258	3,127	27	51,370	657
SmallCap Value Fund	24,965	470	20,254	231	2,574	27	42,645	674
	$ 39,750			$ 33,323		$ 3,943	$ 69,030

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
		(000's)		(000's)			(000's)
Bond & Mortgage Securities Account	$ 400			$ (18)		$ -
Core Plus Bond Fund I			168		-			2
Disciplined LargeCap Blend Fund			103		(1)			-
High Yield Fund I			293		-			-
International Emerging Markets Fund			22		-			-
International Fund I			53		-			-
International Growth Fund			63		(56)			-
International Value Fund I			142		-			15
LargeCap Blend Fund I			56		-			-
LargeCap Growth Account			16		-			-
LargeCap Growth Account I			2		1			-
LargeCap Value Account			82		-			-
LargeCap Value Account III			59		-			-
LargeCap Value Fund I			32		-			-
MidCap Growth Fund III			-		-			-
MidCap Value Fund I			12		-			-
Preferred Securities Fund			99		(26)			-
Real Estate Securities Account			82		-			-
SmallCap Growth Fund I			-		-			-
SmallCap Growth Fund III			-		-			-
SmallCap S&P 600 Index Fund			5		-			-
SmallCap Value Account I			9		-			-
SmallCap Value Fund			5		-			-
	$ 1,703			$ (100)		$ 17

See accompanying notes

291

Schedule of Investments
Principal LifeTime 2040 Account
December 31, 2009

			Portfolio Summary (unaudited)
			Fund Type	Percent
	Shares	Value
	Held	(000's)	Domestic Equity Funds	59.44%
			International Equity Funds	22.37%
INVESTMENT COMPANIES (99.55%)			Fixed Income Funds	17.74%
Principal Funds, Inc. Institutional Class (67.99%)			Other Assets in Excess of Liabilities, Net	0.45%
Core Plus Bond Fund I (a)	54,666 $	592	TOTAL NET ASSETS	100.00%
Disciplined LargeCap Blend Fund (a)	175,719	1,945
High Yield Fund I (a)	103,658	1,057
International Emerging Markets Fund (a)	30,970	703
International Fund I (a)	88,554	939
International Growth Fund (a)	118,213	963
International Value Fund I (a)	89,432	960
LargeCap Blend Fund I (a)	140,256	1,008
LargeCap Value Fund I (a)	66,476	642
MidCap Growth Fund III (a)(b)	43,623	364
MidCap Value Fund I (a)	33,607	357
Preferred Securities Fund (a)	65,461	596
SmallCap Growth Fund I (a)	46,734	372
SmallCap S&P 600 Index Fund (a)	13,013	165
SmallCap Value Fund (a)	13,522	171
		10,834
Principal Variable Contracts Funds, Inc.
Class 1 (31.56%)
Bond & Mortgage Securities Account (a)	57,882	581
LargeCap Growth Account (a)	79,604	1,017
LargeCap Growth Account I (a)	76,372	1,366
LargeCap Value Account (a)	30,688	655
LargeCap Value Account III (a)	72,338	627
Real Estate Securities Account (a)	56,283	610
SmallCap Value Account I (a)	16,019	173
		5,029
TOTAL INVESTMENT COMPANIES	$ 15,863
Total Investments	$ 15,863
Other Assets in Excess of Liabilities, Net - 0.45%		72
TOTAL NET ASSETS - 100.00%	$ 15,935

(a) Affiliated Security
(b) Non-Income Producing Security
(c)	Purchases and Sales include transactions related to the acquisition of the SmallCap Growth Fund III by the SmallCap Growth Fund I.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 538
Unrealized Depreciation		(4,737)
Net Unrealized Appreciation (Depreciation)		(4,199)
Cost for federal income tax purposes		20,062
All dollar amounts are shown in thousands (000's)

See accompanying notes

292

Schedule of Investments
Principal LifeTime 2040 Account
December 31, 2009

Affiliated Securities

	December 31, 2008		Purchases (c)		Sales (c)		December 31, 2009
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond & Mortgage Securities Account	84,321 $	1,009	9,033	$ 85	35,472	$ 345	57,882 $	699
Core Plus Bond Fund I	5,832	60	53,171	574	4,337	46	54,666	588
Disciplined LargeCap Blend Fund	160,581	2,600	38,504	374	23,366	215	175,719	2,755
High Yield Fund I	90,600	904	22,607	216	9,549	84	103,658	1,037
International Emerging Markets Fund	27,632	811	7,685	128	4,347	69	30,970	871
International Fund I	45,949	747	56,110	503	13,505	114	88,554	1,134
International Growth Fund	172,130	2,399	18,287	138	72,204	494	118,213	1,624
International Value Fund I	64,187	574	38,328	355	13,083	114	89,432	813
LargeCap Blend Fund I	127,696	1,266	32,046	201	19,486	114	140,256	1,350
LargeCap Growth Account	70,653	1,065	20,524	226	11,573	121	79,604	1,168
LargeCap Growth Account I	70,184	1,284	15,118	218	8,930	119	76,372	1,384
LargeCap Value Account	26,824	896	8,293	158	4,429	80	30,688	971
LargeCap Value Account III	63,476	798	20,127	152	11,265	80	72,338	867
LargeCap Value Fund I	59,732	836	17,062	141	10,318	80	66,476	894
MidCap Growth Fund III	39,524	386	10,190	67	6,091	37	43,623	416
MidCap Value Fund I	30,151	396	8,129	70	4,673	38	33,607	428
Preferred Securities Fund	69,268	703	5,651	41	9,458	67	65,461	669
Real Estate Securities Account	49,590	924	15,434	129	8,741	68	56,283	982
SmallCap Growth Fund I	24,751	260	25,792	317	3,809	24	46,734	553
SmallCap Growth Fund III	23,860	298	370	2	24,230	297	-	-
SmallCap S&P 600 Index Fund	13,021	236	1,356	15	1,364	14	13,013	237
SmallCap Value Account I	15,983	268	1,769	17	1,733	16	16,019	268
SmallCap Value Fund	13,700	259	1,305	15	1,483	16	13,522	256
	$ 18,979			$ 4,142		$ 2,652	$ 19,964

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
		(000's)		(000's)			(000's)
Bond & Mortgage Securities Account	$ 84			$ (50)		$ -
Core Plus Bond Fund I			17		-			-
Disciplined LargeCap Blend Fund			26		(4)			-
High Yield Fund I			90		1			-
International Emerging Markets Fund			6		1			-
International Fund I			14		(2)			-
International Growth Fund			16		(419)			-
International Value Fund I			36		(2)			4
LargeCap Blend Fund I			14		(3)			-
LargeCap Growth Account			6		(2)			-
LargeCap Growth Account I			1		1			-
LargeCap Value Account			27		(3)			-
LargeCap Value Account III			18		(3)			-
LargeCap Value Fund I			8		(3)			-
MidCap Growth Fund III			-		-			-
MidCap Value Fund I			3		-			-
Preferred Securities Fund			40		(8)			-
Real Estate Securities Account			19		(3)			-
SmallCap Growth Fund I			-		-			-
SmallCap Growth Fund III			-		(3)			-
SmallCap S&P 600 Index Fund			1		-			-
SmallCap Value Account I			3		(1)			-
SmallCap Value Fund			2		(2)			-
	$ 431			$ (505)		$ 4

See accompanying notes

293

Schedule of Investments
Principal LifeTime 2050 Account
December 31, 2009

			Portfolio Summary (unaudited)
			Fund Type	Percent
	Shares	Value
	Held	(000's)	Domestic Equity Funds	62.63%
			International Equity Funds	23.78%
INVESTMENT COMPANIES (99.49%)			Fixed Income Funds	13.08%
Principal Funds, Inc. Institutional Class (68.43%)			Other Assets in Excess of Liabilities, Net	0.51%
Core Plus Bond Fund I (a)	22,216 $	241	TOTAL NET ASSETS	100.00%
Disciplined LargeCap Blend Fund (a)	119,182	1,319
High Yield Fund I (a)	72,424	739
International Emerging Markets Fund (a)	22,333	507
International Fund I (a)	63,584	674
International Growth Fund (a)	85,640	698
International Value Fund I (a)	63,770	684
LargeCap Blend Fund I (a)	95,520	687
LargeCap Value Fund I (a)	49,493	477
MidCap Growth Fund III (a)(b)	32,093	268
MidCap Value Fund I (a)	24,421	259
Preferred Securities Fund (a)	33,267	303
SmallCap Growth Fund I (a)	35,349	281
SmallCap S&P 600 Index Fund (a)	8,417	107
SmallCap Value Fund (a)	10,368	131
		7,375
Principal Variable Contracts Funds, Inc.
Class 1 (31.06%)
Bond & Mortgage Securities Account (a)	12,750	128
LargeCap Growth Account (a)	58,253	745
LargeCap Growth Account I (a)	53,336	954
LargeCap Value Account (a)	22,768	486
LargeCap Value Account III (a)	54,344	471
Real Estate Securities Account (a)	40,283	436
SmallCap Value Account I (a)	11,839	128
		3,348
TOTAL INVESTMENT COMPANIES	$ 10,723
Total Investments	$ 10,723
Other Assets in Excess of Liabilities, Net - 0.51%		55
TOTAL NET ASSETS - 100.00%	$ 10,778

(a) Affiliated Security
(b) Non-Income Producing Security
(c)	Purchases and Sales include transactions related to the acquisition of the SmallCap Growth Fund III by the SmallCap Growth Fund I.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 412
Unrealized Depreciation		(3,057)
Net Unrealized Appreciation (Depreciation)		(2,645)
Cost for federal income tax purposes		13,368
All dollar amounts are shown in thousands (000's)

See accompanying notes

294

Schedule of Investments
Principal LifeTime 2050 Account
December 31, 2009

Affiliated Securities

	December 31, 2008		Purchases (c)		Sales (c)		December 31, 2009
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond & Mortgage Securities Account	21,739 $	262	2,253	$ 21	11,242	$ 111	12,750 $	155
Core Plus Bond Fund I	2,625	27	20,611	223	1,020	11	22,216	239
Disciplined LargeCap Blend Fund	102,899	1,647	31,029	302	14,746	136	119,182	1,814
High Yield Fund I	61,964	617	16,739	162	6,279	52	72,424	727
International Emerging Markets Fund	18,566	534	6,734	112	2,967	45	22,333	601
International Fund I	33,036	536	39,625	353	9,077	77	63,584	812
International Growth Fund	112,166	1,551	15,563	119	42,089	290	85,640	1,150
International Value Fund I	43,980	395	28,640	265	8,850	78	63,770	582
LargeCap Blend Fund I	81,893	805	26,055	163	12,428	73	95,520	894
LargeCap Growth Account	49,865	742	16,412	180	8,024	84	58,253	838
LargeCap Growth Account I	47,386	859	12,267	176	6,317	84	53,336	951
LargeCap Value Account	18,647	616	7,195	137	3,074	56	22,768	696
LargeCap Value Account III	44,105	543	18,054	136	7,815	57	54,344	622
LargeCap Value Fund I	41,829	582	14,838	124	7,174	57	49,493	649
MidCap Growth Fund III	27,289	262	8,944	59	4,140	26	32,093	295
MidCap Value Fund I	20,502	267	7,081	61	3,162	26	24,421	302
Preferred Securities Fund	35,116	357	2,846	21	4,695	33	33,267	340
Real Estate Securities Account	33,453	654	12,391	103	5,561	42	40,283	714
SmallCap Growth Fund I	17,667	187	20,167	231	2,485	16	35,349	401
SmallCap Growth Fund III	16,129	198	429	2	16,558	198	-	-
SmallCap S&P 600 Index Fund	7,717	138	1,518	17	818	9	8,417	146
SmallCap Value Account I	10,670	185	2,390	23	1,221	12	11,839	195
SmallCap Value Fund	9,539	179	1,883	21	1,054	11	10,368	188
	$ 12,143			$ 3,011		$ 1,584	$ 13,311

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
		(000's)		(000's)			(000's)
Bond & Mortgage Securities Account	$ 21			$ (17)		$ -
Core Plus Bond Fund I			7		-			-
Disciplined LargeCap Blend Fund			19		1			-
High Yield Fund I			64		-			-
International Emerging Markets Fund			4		-			-
International Fund I			10		-			-
International Growth Fund			11		(230)			-
International Value Fund I			25		-			3
LargeCap Blend Fund I			10		(1)			-
LargeCap Growth Account			4		-			-
LargeCap Growth Account I			-		-			-
LargeCap Value Account			20		(1)			-
LargeCap Value Account III			14		-			-
LargeCap Value Fund I			6		-			-
MidCap Growth Fund III			-		-			-
MidCap Value Fund I			2		-			-
Preferred Securities Fund			21		(5)			-
Real Estate Securities Account			13		(1)			-
SmallCap Growth Fund I			-		(1)			-
SmallCap Growth Fund III			-		(2)			-
SmallCap S&P 600 Index Fund			1		-			-
SmallCap Value Account I			2		(1)			-
SmallCap Value Fund			1		(1)			-
	$ 255			$ (259)		$ 3

See accompanying notes

295

Schedule of Investments
Principal LifeTime Strategic Income Account
December 31, 2009

			Portfolio Summary (unaudited)
			Fund Type	Percent
	Shares	Value
	Held	(000's)	Fixed Income Funds	75.15%
			Domestic Equity Funds	19.25%
INVESTMENT COMPANIES (99.72%)			International Equity Funds	5.32%
Principal Funds, Inc. Institutional Class (65.77%)			Other Assets in Excess of Liabilities, Net	0.28%
Core Plus Bond Fund I (a)	436,151 $	4,724	TOTAL NET ASSETS	100.00%
Disciplined LargeCap Blend Fund (a)	69,282	767
Global Diversified Income Fund (a)	117,944	1,425
High Yield Fund I (a)	43,741	446
Inflation Protection Fund (a)	379,970	2,876
International Emerging Markets Fund (a)	9,470	215
International Fund I (a)	32,657	346
International Growth Fund (a)	43,678	356
International Value Fund I (a)	32,935	353
LargeCap Blend Fund I (a)	58,658	422
LargeCap Value Fund I (a)	21,191	205
MidCap Growth Fund III (a)(b)	23,444	196
MidCap Value Fund I (a)	19,791	210
Money Market Fund (a)	1,927,083	1,927
Preferred Securities Fund (a)	97,848	890
SmallCap S&P 600 Index Fund (a)	27,310	346
		15,704
Principal Variable Contracts Funds, Inc.
Class 1 (33.95%)
Bond & Mortgage Securities Account (a)	489,736	4,917
LargeCap Growth Account (a)	28,196	360
LargeCap Growth Account I (a)	21,604	387
LargeCap Value Account (a)	13,609	290
LargeCap Value Account III (a)	32,704	283
Money Market Account (a)	736,860	737
Real Estate Securities Account (a)	104,405	1,131
		8,105
TOTAL INVESTMENT COMPANIES	$ 23,809
Total Investments	$ 23,809
Other Assets in Excess of Liabilities, Net - 0.28%		68
TOTAL NET ASSETS - 100.00%	$ 23,877

(a) Affiliated Security
(b) Non-Income Producing Security
(c)	Purchases and Sales include transactions related to the acquisition of the Ultra Short Bond Fund by the Money Market Fund.

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 779
Unrealized Depreciation		(4,497)
Net Unrealized Appreciation (Depreciation)		(3,718)
Cost for federal income tax purposes		27,527
All dollar amounts are shown in thousands (000's)

See accompanying notes

296

Schedule of Investments
Principal LifeTime Strategic Income Account
December 31, 2009

Affiliated Securities

	December 31, 2008		Purchases (c)		Sales (c)		December 31, 2009
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Bond & Mortgage Securities Account	783,167 $	9,379	75,386	$ 709	368,817	$ 3,545	489,736 $	5,909
Core Plus Bond Fund I	9,679	99	500,620	5,382	74,148	794	436,151	4,687
Disciplined LargeCap Blend Fund	54,513	908	31,670	297	16,901	162	69,282	1,044
Global Diversified Income Fund	-	-	134,909	1,262	16,965	191	117,944	1,075
High Yield Fund I	26,857	260	31,288	282	14,404	130	43,741	413
Inflation Protection Fund	324,765	3,021	129,811	896	74,606	540	379,970	3,378
International Emerging Markets Fund	7,426	198	4,594	76	2,550	43	9,470	231
International Fund I	17,381	295	23,161	203	7,885	69	32,657	429
International Growth Fund	60,440	847	11,320	83	28,082	194	43,678	599
International Value Fund I	17,991	162	22,943	209	7,999	72	32,935	299
LargeCap Blend Fund I	47,402	483	25,458	155	14,202	87	58,658	551
LargeCap Growth Account	23,588	359	10,604	114	5,996	65	28,196	408
LargeCap Growth Account I	18,168	336	8,021	112	4,585	64	21,604	384
LargeCap Value Account	11,284	384	4,642	87	2,317	43	13,609	428
LargeCap Value Account III	27,317	347	11,240	83	5,853	43	32,704	387
LargeCap Value Fund I	16,988	203	9,545	77	5,342	43	21,191	237
MidCap Growth Fund III	20,506	201	6,882	45	3,944	26	23,444	220
MidCap Value Fund I	17,360	204	5,480	47	3,049	26	19,791	225
Money Market Account	125,116	125	929,242	929	317,498	317	736,860	737
Money Market Fund	-	-	1,927,083	2,707	-	-	1,927,083	2,707
Preferred Securities Fund	156,821	1,620	10,373	74	69,346	418	97,848	1,025
Real Estate Securities Account	77,541	1,417	54,040	427	27,176	218	104,405	1,628
SmallCap S&P 600 Index Fund	23,657	427	8,290	85	4,637	48	27,310	464
Ultra Short Bond Fund	298,993	2,931	6,317	45	305,310	2,930	-	-
	$ 24,206			$ 14,386		$ 10,068	$ 27,465

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
		(000's)		(000's)			(000's)
Bond & Mortgage Securities Account	$ 709			$ (634)		$ -
Core Plus Bond Fund I			135		-			1
Disciplined LargeCap Blend Fund			11		1			-
Global Diversified Income Fund			188		4			1
High Yield Fund I			40		1			-
Inflation Protection Fund			16		1			-
International Emerging Markets Fund			2		-			-
International Fund I			5		-			-
International Growth Fund			6		(137)			-
International Value Fund I			13		-			1
LargeCap Blend Fund I			6		-			-
LargeCap Growth Account			2		-			-
LargeCap Growth Account I			-		-			-
LargeCap Value Account			12		-			-
LargeCap Value Account III			9		-			-
LargeCap Value Fund I			3		-			-
MidCap Growth Fund III			-		-			-
MidCap Value Fund I			2		-			-
Money Market Account			-		-			-
Money Market Fund			-		-			-
Preferred Securities Fund			69		(251)			-
Real Estate Securities Account			36		2			-
SmallCap S&P 600 Index Fund			3		-			-
Ultra Short Bond Fund			35		(46)			-
	$ 1,302			$ (1,059)		$ 3

See accompanying notes

297

Schedule of Investments Real Estate Securities Account

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (99.69%)			COMMON STOCKS (continued)
Hotels & Motels (0.73%)			REITS - Regional Malls (continued)
Choice Hotels International Inc	17,900 $	567	Simon Property Group Inc	251,817 $	20,095
Marriott International Inc/DE	22,051	601	Taubman Centers Inc	88,453	3,176
		1,168			27,673

REITS - Apartments (11.02%)			REITS - Shopping Centers (9.22%)
American Campus Communities Inc	68,035	1,912	Acadia Realty Trust	118,078	1,992
AvalonBay Communities Inc	36,366	2,986	Federal Realty Investment Trust	75,138	5,088
Education Realty Trust Inc	33,550	162	Kimco Realty Corp	190,959	2,584
Equity Residential	152,865	5,164	Ramco-Gershenson Properties Trust	58,792	561
Essex Property Trust Inc	46,735	3,910	Saul Centers Inc	28,975	949
Home Properties Inc	75,020	3,579	Tanger Factory Outlet Centers	93,625	3,650
		17,713			14,824

REITS - Diversified (10.19%)			REITS - Single Tenant (0.53%)
Colonial Properties Trust	156,537	1,836	Realty Income Corp	32,900	852
Digital Realty Trust Inc	83,720	4,209
Entertainment Properties Trust	45,800	1,615	REITS - Storage (5.98%)
Liberty Property Trust	37,200	1,191	Public Storage	118,030	9,614
PS Business Parks Inc	22,117	1,107
			REITS - Warehouse & Industrial (4.47%)
Vornado Realty Trust	91,872	6,426
			AMB Property Corp	118,660	3,032
		16,384
			ProLogis	303,333	4,152
REITS - Healthcare (15.01%)					7,184
HCP Inc	244,179	7,457
			TOTAL COMMON STOCKS	$ 160,233
Health Care REIT Inc	97,022	4,300
Nationwide Health Properties Inc	116,740	4,107		Principal
Omega Healthcare Investors Inc	71,957	1,400		Amount	Value
Ventas Inc	156,789	6,858		(000's)	(000's)
		24,122	REPURCHASE AGREEMENTS (0.07%)
			Diversified Banking Institutions (0.07%)
REITS - Hotels (6.22%)			Investment in Joint Trading Account; Bank
Hospitality Properties Trust	125,359	2,972	of America Repurchase Agreement;
Host Hotels & Resorts Inc (a)	297,691	3,474	0.005% dated 12/31/09 maturing 01/04/10
LaSalle Hotel Properties	167,451	3,555	(collateralized by Sovereign Agency
			Issues; $53,000; 0.00% - 3.75%; dated
		10,001
			01/26/10 - 04/15/26)	$ 52$	52
REITS - Manufactured Homes (2.16%)			Investment in Joint Trading Account;
Equity Lifestyle Properties Inc	68,848	3,475	Deutsche Bank Repurchase Agreement;
			0.01% dated 12/31/09 maturing 01/04/10
			(collateralized by Sovereign Agency
REITS - Office Property (16.94%)
			Issues; $16,000; 0.00% - 4.75%; dated
Alexandria Real Estate Equities Inc	51,283	3,297	02/22/10 - 11/19/12)	16	16
Boston Properties Inc	134,715	9,035	Investment in Joint Trading Account;
Brandywine Realty Trust	236,824	2,700	Morgan Stanley Repurchase Agreement;
Corporate Office Properties Trust SBI MD	29,800	1,092	0.01% dated 12/31/09 maturing 01/04/10
			(collateralized by Sovereign Agency
Douglas Emmett Inc	132,789	1,892
			Issues; $51,000; 0.00% - 0.90%; dated
Mack-Cali Realty Corp	74,560	2,578	01/15/10 - 04/08/10)	50	50
SL Green Realty Corp	131,950	6,629			118
		27,223
			TOTAL REPURCHASE AGREEMENTS	$ 118
REITS - Regional Malls (17.22%)
			Total Investments	$ 160,351
CBL & Associates Properties Inc	255,099	2,467
			Other Assets in Excess of Liabilities, Net - 0.24%		384
General Growth Properties Inc	56,200	650
Macerich Co/The	35,758	1,285	TOTAL NET ASSETS - 100.00%	$ 160,735

See accompanying notes

298

Schedule of Investments Real Estate Securities Account

December 31, 2009

(a) Non-Income Producing Security Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 29,175
Unrealized Depreciation	(21,171)
Net Unrealized Appreciation (Depreciation)	8,004
Cost for federal income tax purposes	152,347
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Financial	99.03%
Consumer, Cyclical	0.73%
Other Assets in Excess of Liabilities, Net	0.24%
TOTAL NET ASSETS	100.00%

See accompanying notes

299

Schedule of Investments SAM Balanced Portfolio December 31, 2009

	Shares	Value
	Held	(000's)
INVESTMENT COMPANIES (100.01%)
Principal Funds, Inc. Institutional Class (22.99%)
Disciplined LargeCap Blend Fund (a)	3,835,099 $	42,454
High Yield Fund (a)	4,960,330	38,443
LargeCap Growth Fund II (a)	10,301,296	76,230
Preferred Securities Fund (a)	3,935,585	35,814
		192,941
Principal Variable Contracts Funds, Inc.
Class 1 (77.02%)
Diversified International Account (a)	4,749,550	53,385
Equity Income Account (a)	8,232,425	108,256
Income Account (a)	9,534,556	95,059
International Emerging Markets Account (a)	1,425,141	21,178
LargeCap Growth Account (a)	5,898,749	75,386
LargeCap Value Account III (a)	4,810,433	41,658
MidCap Blend Account (a)	933,537	29,173
Money Market Account (a)	2,421,320	2,421
Mortgage Securities Account (a)	11,240,736	113,194
Principal Capital Appreciation Account (a)	1,983,916	38,151
Real Estate Securities Account (a)	1,978,265	21,425
Short-Term Income Account (a)	6,660,415	16,385
SmallCap Growth Account II (a)(b)	1,749,594	15,396
SmallCap Value Account I (a)	1,417,172	15,320
		646,387
TOTAL INVESTMENT COMPANIES	$ 839,328
Total Investments	$ 839,328
Liabilities in Excess of Other Assets, Net - (0.01)%		(96)
TOTAL NET ASSETS - 100.00%	$ 839,232

(a)	Affiliated Security
(b)	Non-Income Producing Security
(c)	Purchases and Sales include transactions related to the acquisition of the MidCap Stock Account by the MidCap Blend Account.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 70,604
Unrealized Depreciation	(70,098)
Net Unrealized Appreciation (Depreciation)	506
Cost for federal income tax purposes	838,822
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	55.22%
Fixed Income Funds	35.90%
International Equity Funds	8.89%
Liabilities in Excess of Other Assets, Net	(0.01%)
TOTAL NET ASSETS	100.00%

See accompanying notes

300

Schedule of Investments
SAM Balanced Portfolio
December 31, 2009

Affiliated Securities

	December 31, 2008		Purchases (c)		Sales (c)		December 31, 2009
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	3,262,198 $	49,200	834,070	$ 8,511	261,169	$ 2,095	3,835,099 $	53,263
Diversified International Account	3,448,542	48,189	1,410,376	13,756	109,368	941	4,749,550	59,828
Equity Income Account	5,320,562	66,994	3,007,325	34,633	95,462	1,086	8,232,425	100,073
High Yield Fund	3,511,667	26,178	1,534,844	10,441	86,181	593	4,960,330	35,925
Income Account	5,577,507	52,917	4,174,838	40,653	217,789	2,087	9,534,556	91,426
International Emerging Markets	1,114,374	18,190	349,141	3,215	38,374	451	1,425,141	20,487
Account
LargeCap Growth Account	4,318,143	45,414	1,729,738	18,936	149,132	1,457	5,898,749	62,553
LargeCap Growth Fund II	7,955,588	62,616	2,575,828	16,114	230,120	1,333	10,301,296	76,657
LargeCap Value Account III	3,664,566	31,407	1,398,613	11,129	252,746	1,557	4,810,433	39,990
MidCap Blend Account	-	-	934,973	29,318	1,436	43	933,537	29,263
MidCap Stock Account	2,109,375	20,989	937,845	7,971	3,047,220	28,725	-	-
Money Market Account	2,947,110	2,947	57,499	57	583,289	583	2,421,320	2,421
Mortgage Securities Account	7,227,529	71,126	4,392,184	44,846	378,977	3,938	11,240,736	112,084
Preferred Securities Fund	2,776,416	24,362	1,202,918	8,843	43,749	354	3,935,585	32,787
Principal Capital Appreciation	1,386,357	20,907	625,443	10,018	27,884	443	1,983,916	30,322
Account
Real Estate Securities Account	1,587,036	22,356	499,990	4,492	108,761	716	1,978,265	24,804
Short-Term Income Account	5,359,722	13,137	1,780,331	4,382	479,638	1,169	6,660,415	16,324
SmallCap Growth Account II	1,359,197	8,877	450,747	3,385	60,350	385	1,749,594	11,624
SmallCap Value Account I	983,726	13,420	454,127	4,265	20,681	183	1,417,172	17,317
	$ 599,226			$ 274,965		$ 48,139	$ 817,148

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
		(000's)		(000's)			(000's)
Disciplined LargeCap Blend Fund	$ 571			$ (2,353)		$ -
Diversified International Account		1,953			(1,176)			-
Equity Income Account		4,769			(468)			-
High Yield Fund		2,985			(101)			-
Income Account		7,948			(57)			66
International Emerging Markets Account			279		(467)			-
LargeCap Growth Account			408		(340)			-
LargeCap Growth Fund II			292		(740)			-
LargeCap Value Account III		1,129			(989)			-
MidCap Blend Account			-		(12)			-
MidCap Stock Account		1,602			(235)			865
Money Market Account			6		-			-
Mortgage Securities Account		7,212			50			-
Preferred Securities Fund		2,072			(64)			-
Principal Capital Appreciation Account			475		(160)			-
Real Estate Securities Account			634		(1,328)			-
Short-Term Income Account			998		(26)			-
SmallCap Growth Account II			-		(253)			-
SmallCap Value Account I			260		(185)			-
	$ 33,593			$ (8,904)		$ 931

See accompanying notes

301

Schedule of Investments SAM Conservative Balanced Portfolio

December 31, 2009

	Shares	Value
	Held	(000's)
INVESTMENT COMPANIES (100.03%)
Principal Funds, Inc. Institutional Class (20.86%)
Disciplined LargeCap Blend Fund (a)	566,137 $	6,267
High Yield Fund (a)	1,426,779	11,058
LargeCap Growth Fund II (a)	1,374,517	10,171
Preferred Securities Fund (a)	878,054	7,990
		35,486
Principal Variable Contracts Funds, Inc.
Class 1 (79.17%)
Diversified International Account (a)	647,966	7,283
Equity Income Account (a)	1,076,868	14,161
Income Account (a)	3,038,009	30,289
International Emerging Markets Account (a)	203,960	3,031
LargeCap Growth Account (a)	783,174	10,009
LargeCap Value Account III (a)	593,435	5,139
MidCap Blend Account (a)	143,392	4,481
Money Market Account (a)	817,126	817
Mortgage Securities Account (a)	3,685,848	37,117
Principal Capital Appreciation Account (a)	282,228	5,427
Real Estate Securities Account (a)	298,904	3,237
Short-Term Income Account (a)	3,723,461	9,160
SmallCap Growth Account II (a)(b)	257,602	2,267
SmallCap Value Account I (a)	207,871	2,247
		134,665
TOTAL INVESTMENT COMPANIES	$ 170,151
Total Investments	$ 170,151
Liabilities in Excess of Other Assets, Net - (0.03)%		(48)
TOTAL NET ASSETS - 100.00%	$ 170,103

(a)	Affiliated Security
(b)	Non-Income Producing Security
(c)	Purchases and Sales include transactions related to the acquisition of the MidCap Stock Account by the MidCap Blend Account.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 12,825
Unrealized Depreciation	(12,154)
Net Unrealized Appreciation (Depreciation)	671
Cost for federal income tax purposes	169,480
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	56.69%
Domestic Equity Funds	37.28%
International Equity Funds	6.06%
Liabilities in Excess of Other Assets, Net	(0.03%)
TOTAL NET ASSETS	100.00%

See accompanying notes

302

Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2009

Affiliated Securities

	December 31, 2008		Purchases (c)		Sales (c)		December 31, 2009
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	386,315 $	5,065	245,350	$ 2,355	65,528	$ 555	566,137 $	6,323
Diversified International Account	435,293	5,796	250,245	2,313	37,572	346	647,966	7,427
Equity Income Account	621,971	8,408	486,909	5,528	32,012	383	1,076,868	13,393
High Yield Fund	1,003,477	7,294	568,866	3,948	145,564	934	1,426,779	10,067
Income Account	1,637,345	16,167	1,603,994	15,679	203,330	1,958	3,038,009	29,720
International Emerging Markets	152,394	2,164	78,647	715	27,081	303	203,960	2,305
Account
LargeCap Growth Account	531,203	5,834	323,234	3,451	71,263	714	783,174	8,362
LargeCap Growth Fund II	985,146	7,410	505,508	2,998	116,137	670	1,374,517	9,359
LargeCap Value Account III	420,396	3,830	263,064	2,015	90,025	579	593,435	4,939
MidCap Blend Account	-	-	143,540	4,346	148	5	143,392	4,340
MidCap Stock Account	288,704	2,943	203,927	1,671	492,631	4,457	-	-
Money Market Account	666,831	667	275,795	276	125,500	126	817,126	817
Mortgage Securities Account	1,978,172	20,096	1,926,121	19,788	218,445	2,249	3,685,848	37,585
Preferred Securities Fund	636,254	5,265	330,395	2,430	88,595	617	878,054	6,856
Principal Capital Appreciation	176,993	2,874	124,325	1,910	19,090	282	282,228	4,373
Account
Real Estate Securities Account	188,829	2,401	132,729	1,090	22,654	168	298,904	3,065
Short-Term Income Account	2,357,758	5,801	1,826,782	4,486	461,079	1,128	3,723,461	9,132
SmallCap Growth Account II	193,558	1,348	91,500	670	27,456	176	257,602	1,742
SmallCap Value Account I	120,968	1,543	99,992	853	13,089	118	207,871	2,170
	$ 104,906			$ 76,522		$ 15,768	$ 161,975

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
		(000's)		(000's)			(000's)
Disciplined LargeCap Blend Fund	$ 84			$ (542)		$ -
Diversified International Account			271		(336)			-
Equity Income Account			620		(160)			-
High Yield Fund			813		(241)			-
Income Account		2,508			(168)			21
International Emerging Markets Account			41		(271)			-
LargeCap Growth Account			54		(209)			-
LargeCap Growth Fund II			39		(379)			-
LargeCap Value Account III			137		(327)			-
MidCap Blend Account			-		(1)			-
MidCap Stock Account			250		(157)			134
Money Market Account			2		-			-
Mortgage Securities Account		2,492			(50)			-
Preferred Securities Fund			462		(222)			-
Principal Capital Appreciation Account			68		(129)			-
Real Estate Securities Account			95		(258)			-
Short-Term Income Account			467		(27)			-
SmallCap Growth Account II			-		(100)			-
SmallCap Value Account I			41		(108)			-
	$ 8,444			$ (3,685)		$ 155

See accompanying notes

303

Schedule of Investments SAM Conservative Growth Portfolio

December 31, 2009

	Shares	Value
	Held	(000's)
INVESTMENT COMPANIES (100.03%)
Principal Funds, Inc. Institutional Class (22.78%)
Disciplined LargeCap Blend Fund (a)	1,183,357 $	13,100
High Yield Fund (a)	802,111	6,216
LargeCap Growth Fund II (a)	3,312,816	24,515
Preferred Securities Fund (a)	443,422	4,035
		47,866
Principal Variable Contracts Funds, Inc.
Class 1 (77.25%)
Diversified International Account (a)	1,655,976	18,613
Equity Income Account (a)	2,651,881	34,872
Income Account (a)	960,102	9,572
International Emerging Markets Account (a)	458,659	6,816
LargeCap Growth Account (a)	1,890,772	24,164
LargeCap Value Account III (a)	1,502,635	13,013
MidCap Blend Account (a)	373,107	11,660
Money Market Account (a)	1,031,135	1,031
Mortgage Securities Account (a)	1,156,658	11,648
Principal Capital Appreciation Account (a)	694,667	13,358
Real Estate Securities Account (a)	638,675	6,917
Short-Term Income Account (a)	473,952	1,166
SmallCap Growth Account II (a)(b)	529,976	4,664
SmallCap Value Account I (a)	443,615	4,795
		162,289
TOTAL INVESTMENT COMPANIES	$ 210,155
Total Investments	$ 210,155
Liabilities in Excess of Other Assets, Net - (0.03)%		(70)
TOTAL NET ASSETS - 100.00%	$ 210,085

(a)	Affiliated Security
(b)	Non-Income Producing Security
(c)	Purchases and Sales include transactions related to the acquisition of the MidCap Stock Account by the MidCap Blend Account.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 18,833
Unrealized Depreciation	(33,574)
Net Unrealized Appreciation (Depreciation)	(14,741)
Cost for federal income tax purposes	224,896
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	71.90%
Fixed Income Funds	16.03%
International Equity Funds	12.10%
Liabilities in Excess of Other Assets, Net	(0.03%)
TOTAL NET ASSETS	100.00%

See accompanying notes

304

Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2009

Affiliated Securities

	December 31, 2008		Purchases (c)		Sales (c)		December 31, 2009
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	1,410,866 $	22,860	78,072	$ 816	305,581	$ 2,613	1,183,357 $	18,471
Diversified International Account	1,654,500	25,624	183,054	1,761	181,578	1,794	1,655,976	23,950
Equity Income Account	2,500,238	29,008	365,505	4,230	213,862	2,508	2,651,881	30,539
High Yield Fund	856,699	6,234	93,111	633	147,699	1,001	802,111	5,744
Income Account	746,913	6,927	274,134	2,644	60,945	597	960,102	8,981
International Emerging Markets	461,656	8,979	56,324	556	59,321	791	458,659	8,252
Account
LargeCap Growth Account	1,920,300	21,441	168,262	1,832	197,790	2,075	1,890,772	20,892
LargeCap Growth Fund II	3,359,540	27,183	313,454	1,899	360,178	2,178	3,312,816	25,833
LargeCap Value Account III	1,514,865	13,616	203,740	1,533	215,970	1,485	1,502,635	12,975
MidCap Blend Account	-	-	378,743	12,400	5,636	173	373,107	12,184
MidCap Stock Account	1,162,321	11,872	192,286	1,676	1,354,607	13,210	-	-
Money Market Account	1,225,659	1,226	2,982	3	197,506	198	1,031,135	1,031
Mortgage Securities Account	1,142,046	11,043	189,895	1,925	175,283	1,821	1,156,658	11,248
Preferred Securities Fund	514,412	4,576	48,533	363	119,523	833	443,422	3,804
Principal Capital Appreciation	702,473	9,477	64,041	1,027	71,847	1,161	694,667	9,353
Account
Real Estate Securities Account	661,608	10,893	81,248	693	104,181	727	638,675	9,644
Short-Term Income Account	470,924	1,171	43,674	105	40,646	99	473,952	1,175
SmallCap Growth Account II	579,203	3,299	43,941	322	93,168	608	529,976	2,884
SmallCap Value Account I	408,349	6,419	58,568	525	23,302	228	443,615	6,529
	$ 221,848			$ 34,943		$ 34,100	$ 213,489

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
		(000's)		(000's)			(000's)
Disciplined LargeCap Blend Fund	$ 178			$ (2,592)		$ -
Diversified International Account		778			(1,641)			-
Equity Income Account		1,742			(191)			-
High Yield Fund		575			(122)			-
Income Account		884			7			8
International Emerging Markets Account		96			(492)			-
LargeCap Growth Account		157			(306)			-
LargeCap Growth Fund II		96			(1,071)			-
LargeCap Value Account III		413			(689)			-
MidCap Blend Account		-			(43)			-
MidCap Stock Account		690			(338)			362
Money Market Account		3			-			-
Mortgage Securities Account		876			101			-
Preferred Securities Fund		276			(302)			-
Principal Capital Appreciation Account		188			10			-
Real Estate Securities Account		228			(1,215)			-
Short-Term Income Account		86			(2)			-
SmallCap Growth Account II		-			(129)			-
SmallCap Value Account I		93			(187)			-
	$ 7,359			$ (9,202)		$ 370

See accompanying notes

305

Schedule of Investments SAM Flexible Income Portfolio

December 31, 2009

	Shares	Value
	Held	(000's)
INVESTMENT COMPANIES (99.90%)
Principal Funds, Inc. Institutional Class (20.52%)
Disciplined LargeCap Blend Fund (a)	384,989 $	4,262
High Yield Fund (a)	1,827,563	14,164
LargeCap Growth Fund II (a)	970,083	7,178
Preferred Securities Fund (a)	1,215,443	11,060
		36,664
Principal Variable Contracts Funds, Inc.
Class 1 (79.38%)
Diversified International Account (a)	445,524	5,008
Equity Income Account (a)	648,590	8,529
Income Account (a)	4,097,535	40,852
International Emerging Markets Account (a)	125,088	1,859
LargeCap Growth Account (a)	541,330	6,918
LargeCap Value Account III (a)	693,261	6,004
MidCap Blend Account (a)	132,696	4,147
Money Market Account (a)	181,288	181
Mortgage Securities Account (a)	4,565,653	45,976
Principal Capital Appreciation Account (a)	96,065	1,847
Real Estate Securities Account (a)	189,180	2,049
Short-Term Income Account (a)	6,484,017	15,951
SmallCap Growth Account II (a)(b)	147,084	1,294
SmallCap Value Account I (a)	117,721	1,273
		141,888
TOTAL INVESTMENT COMPANIES	$ 178,552
Total Investments	$ 178,552
Other Assets in Excess of Liabilities, Net - 0.10%		187
TOTAL NET ASSETS - 100.00%	$ 178,739

(a)	Affiliated Security
(b)	Non-Income Producing Security
(c)	Purchases and Sales include transactions related to the acquisition of the MidCap Stock Account by the MidCap Blend Account.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 14,471
Unrealized Depreciation	(10,912)
Net Unrealized Appreciation (Depreciation)	3,559
Cost for federal income tax purposes	174,993
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	71.72%
Domestic Equity Funds	24.34%
International Equity Funds	3.84%
Other Assets in Excess of Liabilities, Net	0.10%
TOTAL NET ASSETS	100.00%

See accompanying notes

306

Schedule of Investments
SAM Flexible Income Portfolio
December 31, 2009

Affiliated Securities

	December 31, 2008		Purchases (c)		Sales (c)		December 31, 2009
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	345,594 $	4,695	177,216	$ 1,713	137,821	$ 1,149	384,989 $	4,316
Diversified International Account	396,970	6,165	143,195	1,386	94,641	871	445,524	5,517
Equity Income Account	503,361	5,736	274,736	3,148	129,507	1,445	648,590	7,227
High Yield Fund	1,508,947	10,490	633,146	4,411	314,530	2,121	1,827,563	12,552
Income Account	2,783,011	27,001	1,772,397	17,368	457,873	4,453	4,097,535	39,737
International Emerging Markets	108,708	1,834	64,211	607	47,831	552	125,088	1,269
Account
LargeCap Growth Account	481,013	4,524	197,465	2,120	137,148	1,397	541,330	5,117
LargeCap Growth Fund II	902,893	6,858	286,246	1,738	219,056	1,292	970,083	6,630
LargeCap Value Account III	700,575	5,986	252,601	1,917	259,915	1,719	693,261	5,372
MidCap Blend Account	-	-	134,927	3,920	2,231	70	132,696	3,841
MidCap Stock Account	370,516	3,546	161,691	1,344	532,207	4,600	-	-
Money Market Account	318,136	318	722	1	137,570	138	181,288	181
Mortgage Securities Account	3,192,288	31,983	1,867,267	19,140	493,902	5,093	4,565,653	45,949
Preferred Securities Fund	1,170,414	9,436	489,445	3,206	444,416	3,346	1,215,443	8,382
Principal Capital Appreciation	83,719	1,048	48,487	727	36,141	583	96,065	1,194
Account
Real Estate Securities Account	212,097	2,479	42,046	368	64,963	485	189,180	1,779
Short-Term Income Account	4,961,239	12,116	2,621,203	6,433	1,098,425	2,700	6,484,017	15,806
SmallCap Growth Account II	153,233	844	45,300	291	51,449	353	147,084	765
SmallCap Value Account I	113,077	1,412	39,082	321	34,438	310	117,721	1,148
	$ 136,471			$ 70,159		$ 32,677	$ 166,782

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
		(000's)		(000's)			(000's)
Disciplined LargeCap Blend Fund	$ 58			$ (943)		$ -
Diversified International Account			190		(1,163)			-
Equity Income Account			389		(212)			-
High Yield Fund		1,133			(228)			-
Income Account		3,598			(179)			31
International Emerging Markets Account			28		(620)			-
LargeCap Growth Account			40		(130)			-
LargeCap Growth Fund II			28		(674)			-
LargeCap Value Account III			170		(812)			-
MidCap Blend Account			-		(9)			-
MidCap Stock Account			239		(290)			127
Money Market Account			1		-			-
Mortgage Securities Account		3,181			(81)			-
Preferred Securities Fund			749		(914)			-
Principal Capital Appreciation Account			27		2			-
Real Estate Securities Account			64		(583)			-
Short-Term Income Account			891		(43)			-
SmallCap Growth Account II			-		(17)			-
SmallCap Value Account I			26		(275)			-
	$ 10,812			$ (7,171)		$ 158

See accompanying notes

307

Schedule of Investments SAM Strategic Growth Portfolio

December 31, 2009

	Shares	Value
	Held	(000's)
INVESTMENT COMPANIES (100.01%)
Principal Funds, Inc. Institutional Class (25.79%)
Disciplined LargeCap Blend Fund (a)	1,015,097 $	11,237
High Yield Fund (a)	767,577	5,948
LargeCap Growth Fund II (a)	2,114,170	15,645
		32,830
Principal Variable Contracts Funds, Inc.
Class 1 (74.22%)
Diversified International Account (a)	1,132,770	12,732
Equity Income Account (a)	1,688,331	22,202
International Emerging Markets Account (a)	322,801	4,797
LargeCap Growth Account (a)	1,208,655	15,447
LargeCap Value Account III (a)	1,167,780	10,113
MidCap Blend Account (a)	250,423	7,826
Money Market Account (a)	368,039	368
Principal Capital Appreciation Account (a)	472,101	9,078
Real Estate Securities Account (a)	426,320	4,617
Short-Term Income Account (a)	158,601	390
SmallCap Growth Account II (a)(b)	397,276	3,496
SmallCap Value Account I (a)	318,124	3,439
		94,505
TOTAL INVESTMENT COMPANIES	$ 127,335
Total Investments	$ 127,335
Liabilities in Excess of Other Assets, Net - (0.01)%		(14)
TOTAL NET ASSETS - 100.00%	$ 127,321

(a)	Affiliated Security
(b)	Non-Income Producing Security
(c)	Purchases and Sales include transactions related to the acquisition of the MidCap Stock Account by the MidCap Blend Account.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 12,553
Unrealized Depreciation	(23,875)
Net Unrealized Appreciation (Depreciation)	(11,322)
Cost for federal income tax purposes	138,657
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	80.97%
International Equity Funds	13.77%
Fixed Income Funds	5.27%
Liabilities in Excess of Other Assets, Net	(0.01%)
TOTAL NET ASSETS	100.00%

See accompanying notes

308

Schedule of Investments
SAM Strategic Growth Portfolio
December 31, 2009

Affiliated Securities

	December 31, 2008		Purchases (c)		Sales (c)		December 31, 2009
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	923,300 $	14,574	168,472	$ 1,596	76,675	$ 713	1,015,097 $	14,864
Diversified International Account	1,022,064	16,093	186,824	1,693	76,118	756	1,132,770	16,292
Equity Income Account	1,432,188	18,101	340,434	3,871	84,291	986	1,688,331	20,600
High Yield Fund	658,659	4,961	183,841	1,229	74,923	511	767,577	5,588
International Emerging Markets	313,960	5,554	49,570	455	40,729	510	322,801	5,131
Account
LargeCap Growth Account	1,085,144	12,112	222,123	2,356	98,612	1,023	1,208,655	13,256
LargeCap Growth Fund II	2,037,475	16,608	287,286	1,782	210,591	1,215	2,114,170	16,495
LargeCap Value Account III	1,052,679	9,156	216,162	1,668	101,061	685	1,167,780	9,806
MidCap Blend Account	-	-	254,172	8,156	3,749	115	250,423	8,012
MidCap Stock Account	713,941	7,234	179,353	1,517	893,294	8,554	-	-
Money Market Account	391,750	392	1,160	1	24,871	25	368,039	368
Principal Capital Appreciation	431,124	5,738	78,288	1,209	37,311	576	472,101	6,318
Account
Real Estate Securities Account	375,859	5,978	94,401	794	43,940	320	426,320	5,936
Short-Term Income Account	175,924	438	11,933	29	29,256	72	158,601	394
SmallCap Growth Account II	374,489	2,326	63,567	442	40,780	280	397,276	2,371
SmallCap Value Account I	267,440	4,200	71,633	618	20,949	199	318,124	4,445
	$ 123,465			$ 27,416		$ 16,540	$ 129,876

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
		(000's)		(000's)			(000's)
Disciplined LargeCap Blend Fund	$ 153			$ (593)		$ -
Diversified International Account		525			(738)			-
Equity Income Account		1,082			(386)			-
High Yield Fund		507			(91)			-
International Emerging Markets Account		67			(368)			-
LargeCap Growth Account		95			(189)			-
LargeCap Growth Fund II		61			(680)			-
LargeCap Value Account III		302			(333)			-
MidCap Blend Account		-			(29)			-
MidCap Stock Account		459			(197)			243
Money Market Account		1			-			-
Principal Capital Appreciation Account		124			(53)			-
Real Estate Securities Account		145			(516)			-
Short-Term Income Account		29			(1)			-
SmallCap Growth Account II		-			(117)			-
SmallCap Value Account I		66			(174)			-
	$ 3,616			$ (4,465)		$ 243

See accompanying notes

309

Schedule of Investments
Short-Term Bond Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (76.17%)			BONDS (continued)
Aerospace & Defense (0.80%)			Building Products - Cement & Aggregate (0.65%)
BAE Systems Holdings Inc			CRH America Inc
4.75%, 8/15/2010 (a)	$ 250 $	254	6.95%, 3/15/2012	$ 200 $	217
Boeing Co/The			Lafarge SA
1.88%, 11/20/2012	800	791	6.15%, 7/15/2011	600	625
		1,045			842
Asset Backed Securities (1.54%)			Building Products - Wood (0.09%)
Carrington Mortgage Loan Trust			Masco Corp
0.51%, 12/25/2035 (b)	500	440	5.88%, 7/15/2012	111	113
Citigroup Mortgage Loan Trust Inc
0.47%, 8/25/2035 (b)	23	22	Cable/Satellite TV (1.89%)
CNH Equipment Trust			Comcast Corp
4.12%, 5/15/2012	190	192	5.45%, 11/15/2010	145	150
Countrywide Asset-Backed Certificates			COX Communications Inc
6.02%, 9/25/2046 (b)	895	722	4.63%, 1/15/2010	250	250
Countrywide Home Equity Loan Trust			7.13%, 10/ 1/2012	150	167
0.46%, 12/15/2035 (b)	48	13	DirecTV Holdings LLC / DirecTV Financing
0.47%, 2/15/2036 (b)	89	71	Co Inc
First-Citizens Home Equity Loan LLC			6.38%, 6/15/2015	1,350	1,402
0.44%, 9/15/2022 (a)(b)	53	28	Time Warner Cable Inc
GMAC Mortgage Corp Loan Trust			7.50%, 4/ 1/2014	430	495
0.41%, 8/25/2035 (b)	140	36			2,464
John Deere Owner Trust			Cellular Telecommunications (0.15%)
4.18%, 6/15/2012	258	261	Rogers Cable Inc
JP Morgan Mortgage Acquisition Corp			7.88%, 5/ 1/2012	175	196
0.31%, 3/25/2037 (b)	117	108
Marriott Vacation Club Owner Trust			Chemicals - Diversified (0.29%)
5.81%, 10/20/2029 (a)	84	83	EI du Pont de Nemours & Co
Nomura Asset Acceptance Corp			3.25%, 1/15/2015	375	371
0.45%, 1/25/2036 (a)(b)	163	34
		2,010	Commercial Banks (4.03%)
			American Express Bank FSB
Automobile Sequential (0.92%)
			5.50%, 4/16/2013	350	373
Capital Auto Receivables Asset Trust
			Banco Santander Chile
5.52%, 3/15/2011 (b)	270	271
			2.88%, 11/13/2012 (a)	480	483
Ford Credit Auto Owner Trust
			Barclays Bank PLC
3.96%, 4/15/2012	554	564
			2.50%, 1/23/2013	2,125	2,123
5.47%, 9/15/2012 (b)	200	210
			BNP Paribas/BNP Paribas US Medium-Term
Nissan Auto Receivables Owner Trust			Note Program LLC
4.28%, 7/15/2013	150	156	2.13%, 12/21/2012	900	895
		1,201	Wachovia Bank NA
Beverages - Non-Alcoholic (0.55%)			7.88%, 2/15/2010	125	126
Coca-Cola Enterprises Inc			Westpac Banking Corp
4.25%, 3/ 1/2015	50	52	2.25%, 11/19/2012	1,250	1,247
Dr Pepper Snapple Group Inc					5,247
2.35%, 12/21/2012	665	666	Computers - Memory Devices (0.08%)
		718	Seagate Technology HDD Holdings
Brewery (0.28%)			6.38%, 10/ 1/2011	100	102
Anheuser-Busch InBev Worldwide Inc
5.38%, 11/15/2014 (a)	150	159	Consumer Products - Miscellaneous (0.59%)
SABMiller PLC			Clorox Co
6.20%, 7/ 1/2011 (a)	200	211	3.55%, 11/ 1/2015	775	766
		370
See accompanying notes

310

Schedule of Investments
Short-Term Bond Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Containers - Paper & Plastic (0.07%)			Electric - Integrated (continued)
Pactiv Corp			Scottish Power Ltd
5.88%, 7/15/2012	$ 90 $	95	4.91%, 3/15/2010	$ 150 $	151
					2,126
Credit Card Asset Backed Securities (0.80%)
			Fiduciary Banks (0.25%)
Cabela's Master Credit Card Trust
4.31%, 12/16/2013 (a)	630	644	Bank of New York Mellon Corp/The
			4.50%, 4/ 1/2013	310	327
Capital One Multi-Asset Execution Trust
0.52%, 7/15/2013 (b)	400	399
			Finance - Auto Loans (0.15%)
		1,043
			Ford Motor Credit Co LLC
Diversified Banking Institutions (3.04%)			9.88%, 8/10/2011	100	105
Bank of America Corp			Nissan Motor Acceptance Corp
4.90%, 5/ 1/2013	350	363	4.63%, 3/ 8/2010 (a)	90	90
Citigroup Inc					195
5.50%, 8/27/2012	300	314
			Finance - Commercial (0.25%)
5.50%, 4/11/2013	450	466
			Textron Financial Canada Funding Corp
Goldman Sachs Group Inc/The			5.13%, 11/ 1/2010	325	328
6.88%, 1/15/2011	525	557

0.46%, 2/ 6/2012 (b)	150	149	Finance - Consumer Loans (0.11%)
6.00%, 5/ 1/2014	300	328	HSBC Finance Corp
JP Morgan Chase & Co			0.60%, 9/14/2012 (b)	150	144
5.60%, 6/ 1/2011	600	635
Morgan Stanley			Finance - Credit Card (0.20%)
4.75%, 4/ 1/2014	350	352	Capital One Bank USA NA
4.20%, 11/20/2014	800	800	5.75%, 9/15/2010	250	258
		3,964
			Finance - Investment Banker & Broker (1.39%)
Diversified Financial Services (1.80%)			Bear Stearns Cos LLC/The
General Electric Capital Corp			0.44%, 11/28/2011 (b)	400	399
5.25%, 10/19/2012	675	718
			Merrill Lynch & Co Inc
4.80%, 5/ 1/2013	150	157	0.50%, 2/ 5/2010 (b)	50	50
5.90%, 5/13/2014	345	373	0.48%, 11/ 1/2011 (b)	200	196
3.75%, 11/14/2014	765	764	0.49%, 6/ 5/2012 (b)	125	121
TNK-BP Finance SA			6.05%, 8/15/2012	215	230
6.13%, 3/20/2012 (a)	325	333
			5.45%, 2/ 5/2013	65	69
		2,345
			6.15%, 4/25/2013	300	321
Diversified Manufacturing Operations (0.10%)			TD Ameritrade Holding Corp
Tyco Electronics Group SA			2.95%, 12/ 1/2012	425	420
6.00%, 10/ 1/2012	125	133			1,806

			Finance - Leasing Company (0.30%)
Diversified Minerals (0.25%)
BHP Billiton Finance USA Ltd			International Lease Finance Corp
5.50%, 4/ 1/2014	300	329	0.68%, 1/15/2010 (b)	225	224
			5.30%, 5/ 1/2012	200	170
Electric - Generation (0.03%)					394
Indiantown Cogeneration LP			Finance - Mortgage Loan/Banker (25.44%)
9.26%, 12/15/2010	44	45
			Countrywide Financial Corp
			5.80%, 6/ 7/2012	225	239
Electric - Integrated (1.63%)
			Fannie Mae
Duke Energy Ohio Inc			2.38%, 5/20/2010	1,000	1,008
2.10%, 6/15/2013	2,000	1,975
			4.75%, 12/15/2010	13,500	14,032
			5.13%, 4/15/2011	2,000	2,113
			1.38%, 4/28/2011	8,000	8,059

See accompanying notes

311

Schedule of Investments
Short-Term Bond Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Finance - Mortgage Loan/Banker (continued)			Instruments - Scientific (1.27%)
Freddie Mac			Thermo Fisher Scientific Inc
2.13%, 9/21/2012	$ 7,000 $	7,074	2.15%, 12/28/2012 (a)	$ 1,680 $	1,657
SLM Student Loan Trust
1.38%, 10/25/2016 (b)	600	609	Investment Management & Advisory Services (1.72%)
		33,134	BlackRock Inc
			2.25%, 12/10/2012	2,250	2,240
Finance - Other Services (0.28%)
BP Capital Markets PLC			Life & Health Insurance (1.64%)
3.13%, 3/10/2012	200	206	Genworth Life Institutional Funding Trust
3.63%, 5/ 8/2014	150	153	5.88%, 5/ 3/2013 (a)	500	495
		359	New York Life Global Funding
			4.65%, 5/ 9/2013 (a)	455	478
Food - Miscellaneous/Diversified (0.30%)
General Mills Inc			Pacific Life Global Funding
8.02%, 2/ 5/2013	350	393	0.48%, 6/22/2011 (a)(b)	225	213
			Prudential Financial Inc
Home Equity - Other (1.39%)			5.15%, 1/15/2013	500	526
Bear Stearns Asset Backed Securities Trust			StanCorp Financial Group Inc
0.83%, 3/25/2034 (b)	72	49	6.88%, 10/ 1/2012	285	304
0.41%, 6/25/2047 (b)	525	279	Sun Life Financial Global Funding LP
			0.50%, 7/ 6/2010 (a)(b)	125	125
Countrywide Asset-Backed Certificates
6.09%, 6/25/2021 (b)	1,119	501			2,141
First NLC Trust			Medical - Drugs (1.26%)
0.56%, 5/25/2035 (b)	55	24	Abbott Laboratories
GMAC Mortgage Corp Loan Trust			5.15%, 11/30/2012	500	547
5.75%, 10/25/2036	318	237	Eli Lilly & Co
6.05%, 12/25/2037 (b)	324	170	4.20%, 3/ 6/2014	285	299
GSAA Trust			Pfizer Inc
6.04%, 7/25/2036	400	213	4.45%, 3/15/2012	750	793
Indymac Seconds Asset Backed Trust					1,639
5.77%, 5/25/2036 (b)	84	74
			Medical - Wholesale Drug Distribution (0.02%)
Mastr Asset Backed Securities Trust
0.73%, 3/25/2035 (b)	189	8	Cardinal Health Inc
			5.65%, 6/15/2012	28	30
Option One Mortgage Loan Trust
0.68%, 3/25/2037 (b)(c)	275	4
			Medical Products (0.29%)
Residential Asset Securities Corp
4.59%, 8/25/2031	92	88	Angiotech Pharmaceuticals Inc
			4.01%, 12/ 1/2013 (b)	125	106
4.47%, 3/25/2032	184	163
			Covidien International Finance SA
		1,810	5.45%, 10/15/2012	250	271
Home Equity - Sequential (0.85%)					377
Countrywide Asset-Backed Certificates
			Metal - Diversified (0.02%)
5.68%, 6/25/2035	832	466
			Xstrata Canada Corp
5.56%, 4/25/2036	469	181	7.25%, 7/15/2012	30	32
5.51%, 8/25/2036	237	128
5.81%, 11/25/2036	511	211	Money Center Banks (0.28%)
New Century Home Equity Loan Trust			Deutsche Bank AG/London
4.76%, 11/25/2033	122	118	5.38%, 10/12/2012	335	362
		1,104
			Mortgage Backed Securities (8.81%)
Industrial Gases (1.52%)
			Adjustable Rate Mortgage Trust
Praxair Inc			0.80%, 2/25/2035 (b)	11	6
1.75%, 11/15/2012	2,000	1,981
			Banc of America Commercial Mortgage Inc
			6.85%, 4/15/2036 (c)	100	100

See accompanying notes

312

Schedule of Investments

Short-Term Bond Account

December 31, 2009

	Principal			Principal

	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

BONDS (continued)			BONDS (continued)

Mortgage Backed Securities (continued)			Mortgage Backed Securities (continued)

Banc of America Commercial Mortgage Inc			Greenwich Capital Commercial Funding Corp
(continued)			0.29%, 12/10/2049 (a)(b)	$ 24,634 $		278

0.41%, 7/10/2046 (b)	$ 35,889 $	464	GSR Mortgage Loan Trust
Banc of America Mortgage Securities Inc			4.70%, 7/25/2035 (b)	178		161

4.77%, 5/25/2035 (b)	79	78	Impac CMB Trust
Bear Stearns Adjustable Rate Mortgage Trust			1.23%, 10/25/2033 (b)	16		9

3.73%, 9/25/2034 (b)	194	172	0.48%, 5/25/2037 (b)(c)	336		256

Bear Stearns Alt-A Trust			Indymac Index Mortgage Loan Trust
0.51%, 7/25/2035 (b)	19	5	0.83%, 4/25/2034 (b)	13		7

6.01%, 7/25/2036 (b)	519	1	0.41%, 2/25/2037 (b)	485		255

Bear Stearns Commercial Mortgage Securities			0.47%, 6/25/2037 (b)(c)	388		194
7.00%, 5/20/2030	229	240
			JP Morgan Chase Commercial Mortgage
0.21%, 2/11/2041 (b)	5,973	36	Securities Corp
Bella Vista Mortgage Trust			6.96%, 11/15/2035 (a)(b)	175		166

0.48%, 5/20/2045 (b)(c)	41	22	5.30%, 5/15/2047 (b)(c)	750		735

Citigroup / Deutsche Bank Commercial			5.31%, 1/15/2049	325		314
Mortgage Trust
			JP Morgan Mortgage Trust
0.23%, 11/15/2044 (a)	24,229	199
			3.81%, 5/25/2034	112		104
Commercial Mortgage Pass Through Certificates
			5.01%, 6/25/2035 (b)	105		84
1.50%, 6/10/2010 (a)(b)	1,602	10
			4.97%, 8/25/2035 (b)	500		420
Countrywide Alternative Loan Trust
1.85%, 7/20/2035 (b)	122	54	5.63%, 4/25/2037 (b)	400		292

1.54%, 2/25/2036 (b)	216	114	LB-UBS Commercial Mortgage Trust
			6.06%, 6/15/2020	9		9
6.00%, 5/25/2036	268	197
			5.39%, 6/15/2026	122		126
0.51%, 6/25/2036 (b)(c)	625	92
			1.43%, 10/15/2035 (a)(b)	4,456		154
0.73%, 9/25/2036 (b)	152	101
			MASTR Asset Securitization Trust
0.50%, 5/20/2046 (b)	589	90
			5.25%, 9/25/2033 (b)	74		74
Countrywide Asset-Backed Certificates
			Merrill Lynch / Countrywide Commercial
0.51%, 11/25/2035 (b)	18	16
			Mortgage Trust
0.50%, 1/25/2036 (b)(c)	244	170	0.65%, 7/12/2046	22,435		514

Countrywide Home Loan Mortgage Pass			0.48%, 9/12/2049 (b)	11,454		234
Through Trust
			Merrill Lynch Mortgage Trust
4.49%, 12/25/2033	9	9
			0.15%, 11/12/2035 (a)(b)	9,291		18
5.77%, 9/20/2036 (b)	574	112
			0.12%, 7/12/2038	38,206		209
Credit Suisse First Boston Mortgage Securities
			0.12%, 9/12/2042 (b)	13,525		98
Corp
0.24%, 8/15/2038 (a)	34,758	225	Merrill Lynch/Countrywide Commercial
			Mortgage Trust
Fannie Mae
			5.11%, 12/12/2049 (b)	455		457
0.53%, 2/25/2032 (b)	89	89
			Morgan Stanley Dean Witter Capital I
Fannie Mae Whole Loan
			6.54%, 2/15/2031	28		29
0.43%, 5/25/2035 (b)(c)	85	84
			New Century Alternative Mortgage Loan Trust
Freddie Mac
			5.91%, 7/25/2036 (b)	339		309
5.13%, 12/15/2013	59	59
			Residential Accredit Loans Inc
0.68%, 6/15/2023 (b)	63	62
			6.00%, 11/25/2032	258		257
0.63%, 7/15/2023 (b)	397	393
			4.26%, 12/25/2035 (b)	58		31
Ginnie Mae
			0.38%, 2/25/2047 (b)	685		296
1.26%, 10/16/2012 (b)	2,122	57
			Residential Funding Mortgage Securities I
GMAC Commercial Mortgage Securities Inc
			3.81%, 11/25/2035 (b)	219		162
0.84%, 3/10/2038 (a)(b)	939	10
			5.66%, 2/25/2036 (b)	125		87
0.37%, 8/10/2038 (a)(b)	15,594	96
			0.83%, 7/25/2036 (b)	34		31
GMAC Mortgage Corp Loan Trust
5.25%, 7/25/2034	191	159	Structured Asset Mortgage Investments Inc
			0.54%, 9/25/2045 (b)	41		22

See accompanying notes

313

Schedule of Investments
Short-Term Bond Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Mortgage Backed Securities (continued)			Pipelines (0.42%)
Structured Asset Securities Corp			NGPL Pipeco LLC
4.50%, 2/25/2033	$ 240 $	229	6.51%, 12/15/2012 (a)	$ 375 $	407
5.50%, 6/25/2036 (b)	692	191	ONEOK Partners LP
Thornburg Mortgage Securities Trust			5.90%, 4/ 1/2012	130	138
0.58%, 12/25/2033 (b)	242	193			545
Wachovia Bank Commercial Mortgage Trust
			Real Estate Operator & Developer (0.25%)
0.16%, 1/15/2041 (a)(b)	4,315	11
			Regency Centers LP
0.31%, 4/15/2042 (a)(b)	25,845	196	8.45%, 9/ 1/2010	315	323
5.25%, 12/15/2043	625	604
WaMu Mortgage Pass Through Certificates			Regional Banks (1.19%)
3.64%, 3/25/2033 (b)	57	50	BAC Capital Trust XIII
0.50%, 4/25/2045 (b)	51	27	0.65%, 3/15/2043 (b)	235	145
0.52%, 7/25/2045 (b)	40	29	BAC Capital Trust XIV
0.48%, 11/25/2045 (b)	29	26	5.63%, 3/15/2043 (b)	300	207
		11,470	Capital One Financial Corp
			5.70%, 9/15/2011	160	168
Multi-Line Insurance (0.13%)
			SunTrust Preferred Capital I
CNA Financial Corp			5.85%, 12/31/2049 (b)	34	23
6.00%, 8/15/2011	100	101
			US Bancorp
Genworth Financial Inc			2.88%, 11/20/2014	550	536
6.15%, 11/15/2066 (b)	100	71
			Wachovia Corp
		172	5.35%, 3/15/2011	350	365
Networking Products (0.26%)			0.41%, 3/ 1/2012 (b)	100	99
Cisco Systems Inc					1,543
2.90%, 11/17/2014	335	334
			REITS - Mortgage (0.39%)
			iStar Financial Inc
Office Automation & Equipment (0.47%)
			6.00%, 12/15/2010	450	373
Xerox Corp
5.50%, 5/15/2012	115	121	5.65%, 9/15/2011	175	129
4.25%, 2/15/2015	495	492			502
		613	REITS - Office Property (0.10%)
			Brandywine Operating Partnership LP
Oil - Field Services (0.29%)
			5.63%, 12/15/2010	123	125
Weatherford International Inc
6.63%, 11/15/2011	125	134
			REITS - Regional Malls (0.08%)
5.95%, 6/15/2012	225	241
			Simon Property Group LP
		375	5.60%, 9/ 1/2011	105	110
Oil Company - Exploration & Production (0.48%)
Canadian Natural Resources Ltd			REITS - Warehouse & Industrial (0.23%)
5.15%, 2/ 1/2013	325	346	ProLogis
Devon OEI Operating Inc			5.50%, 3/ 1/2013	300	297
7.25%, 10/ 1/2011	250	273
			Retail - Drug Store (0.23%)
		619
			CVS Caremark Corp
Oil Company - Integrated (0.97%)			0.56%, 6/ 1/2010 (b)	300	300
Chevron Corp
3.95%, 3/ 3/2014	600	626	Schools (1.02%)
Husky Energy Inc			Yale University
6.25%, 6/15/2012	200	216	2.90%, 10/15/2014	1,330	1,325
Shell International Finance BV
4.00%, 3/21/2014	400	418	Special Purpose Banks (0.15%)
		1,260	Korea Development Bank/Republic of Korea
			0.42%, 4/ 3/2010 (b)	200	199

See accompanying notes

314

Schedule of Investments
Short-Term Bond Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			U.S. GOVERNMENT & GOVERNMENT AGENCY
Special Purpose Entity (0.91%)			OBLIGATIONS (continued)
CDP Financial Inc			Federal National Mortgage Association (FNMA)
			(continued)
3.00%, 11/25/2014 (a)	$ 1,000 $	976
			3.18%, 2/ 1/2037 (b)(d)	$ 190 $	196
Genworth Global Funding Trusts
					1,211
5.20%, 10/ 8/2010	200	205
		1,181	U.S. Treasury (19.13%)
			4.75%, 2/15/2010	9,750	9,801
Steel - Producers (0.28%)
			2.63%, 5/31/2010	1,500	1,515
Ispat Inland ULC
9.75%, 4/ 1/2014	240	252	4.50%, 4/30/2012	1,900	2,037
Nucor Corp			4.38%, 8/15/2012	1,400	1,506
5.00%, 12/ 1/2012	105	115	4.25%, 8/15/2013	4,250	4,586
		367	2.25%, 5/31/2014	5,500	5,463
					24,908
Telephone - Integrated (0.82%)
British Telecommunications PLC			TOTAL U.S. GOVERNMENT & GOVERNMENT
5.15%, 1/15/2013	675	704	AGENCY OBLIGATIONS	$ 26,379
Telecom Italia Capital SA			REPURCHASE AGREEMENTS (0.54%)
5.25%, 11/15/2013	350	368	Diversified Banking Institutions (0.54%)
		1,072	Investment in Joint Trading Account; Bank
Tobacco (0.18%)			of America Repurchase Agreement;
			0.005% dated 12/31/09 maturing 01/04/10
Reynolds American Inc			(collateralized by Sovereign Agency
6.50%, 7/15/2010	225	230	Issues; $318,000; 0.00% - 3.75%; dated
TOTAL BONDS	$ 99,198		01/26/10 - 04/15/26)	$ 312$	312
			Investment in Joint Trading Account;
U.S. GOVERNMENT & GOVERNMENT AGENCY
			Deutsche Bank Repurchase Agreement;
OBLIGATIONS (20.26%)
			0.01% dated 12/31/09 maturing 01/04/10
Federal Home Loan Mortgage Corporation
			(collateralized by Sovereign Agency
(FHLMC) (0.20%)
			Issues; $98,000; 0.00% - 4.75%; dated
4.50%, 9/ 1/2010 (d)	38	38
			02/22/10 - 11/19/12)	96	96
4.50%, 2/ 1/2011 (d)	28	29
			Investment in Joint Trading Account;
3.34%, 1/ 1/2035 (b)(d)	64	65	Morgan Stanley Repurchase Agreement;
3.95%, 9/ 1/2035 (b)(d)	125	128	0.01% dated 12/31/09 maturing 01/04/10
		260	(collateralized by Sovereign Agency
			Issues; $309,000; 0.00% - 0.90%; dated
Federal National Mortgage Association (FNMA) (0.93%)			01/15/10 - 04/08/10)	303	303
4.00%, 5/ 1/2010 (d)	15	16			711
4.50%, 5/ 1/2010 (d)	21	21
			TOTAL REPURCHASE AGREEMENTS	$ 711
4.00%, 6/ 1/2010 (d)	8	8
4.50%, 6/ 1/2010 (d)	48	50	Total Investments	$ 126,288
			Other Assets in Excess of Liabilities, Net - 3.03%		3,942
4.00%, 7/ 1/2010 (d)	6	7
4.00%, 8/ 1/2010 (d)	6	6	TOTAL NET ASSETS - 100.00%	$ 130,230
4.00%, 3/ 1/2011 (d)	28	29
4.50%, 5/ 1/2011 (d)	41	42
			(a)	Security exempt from registration under Rule 144A of the Securities Act
4.50%, 7/ 1/2011 (d)	74	77	of 1933. These securities may be resold in transactions exempt from
4.19%, 12/ 1/2032 (b)(d)	68	69	registration, normally to qualified institutional buyers. Unless otherwise
2.36%, 4/ 1/2033 (b)(d)	278	284	indicated, these securities are not considered illiquid. At the end of the
			period, the value of these securities totaled $8,033 or 6.17% of net
4.38%, 12/ 1/2033 (b)(d)	34	35
			assets.
3.37%, 7/ 1/2034 (b)(d)	128	132	(b)	Variable Rate. Rate shown is in effect at December 31, 2009.
3.45%, 8/ 1/2034 (b)(d)	70	72	(c) Security is Illiquid
4.28%, 1/ 1/2035 (b)(d)	30	31	(d)	This entity was put into conservatorship by the U.S. Government in 2008.
4.49%, 1/ 1/2035 (b)(d)	112	115	See footnote 3 for additional information.
3.88%, 2/ 1/2035 (b)(d)	21	21

See accompanying notes

315

Schedule of Investments Short-Term Bond Account

December 31, 2009

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 1,604
Unrealized Depreciation	(9,050)
Net Unrealized Appreciation (Depreciation)	(7,446)
Cost for federal income tax purposes	133,734
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Government	43.92%
Financial	19.59%
Mortgage Securities	9.94%
Asset Backed Securities	5.97%
Consumer, Non-cyclical	4.49%
Communications	3.12%
Industrial	2.98%
Basic Materials	2.36%
Energy	2.15%
Utilities	1.67%
Technology	0.55%
Consumer, Cyclical	0.23%
Other Assets in Excess of Liabilities, Net	3.03%
TOTAL NET ASSETS	100.00%

See accompanying notes

316

Schedule of Investments
Short-Term Income Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (87.58%)			BONDS (continued)
Aerospace & Defense (0.53%)			Computers (continued)
General Dynamics Corp			International Business Machines Corp
1.80%, 7/15/2011	$ 400 $	404	2.10%, 5/ 6/2013	$ 750 $	748
					1,535
Agricultural Operations (1.38%)
			Consumer Products - Miscellaneous (0.14%)
Cargill Inc
5.20%, 1/22/2013 (a)	1,000	1,060	Clorox Co
			5.00%, 3/ 1/2013	100	107
Applications Software (0.66%)
			Diversified Banking Institutions (6.62%)
Microsoft Corp
2.95%, 6/ 1/2014	500	505	Bank of America Corp
			6.25%, 4/15/2012	250	268
Asset Backed Securities (0.74%)			2.10%, 4/30/2012	1,000	1,009
Green Tree Home Improvement Loan Trust			Citigroup Inc
7.45%, 9/15/2025 (b)	8	6	5.50%, 8/27/2012	400	418
Merrill Lynch First Franklin Mortgage Loan			Goldman Sachs Group Inc/The
Trust			5.25%, 10/15/2013	500	531
0.93%, 10/25/2037 (c)	582	561	JP Morgan Chase & Co
		567	2.20%, 6/15/2012	1,000	1,014
			5.38%, 10/ 1/2012	750	811
Brewery (0.74%)
			Morgan Stanley
Anheuser-Busch InBev Worldwide Inc
			5.63%, 1/ 9/2012	500	528
7.20%, 1/15/2014 (a)	500	567
			1.95%, 6/20/2012	500	505
Cable/Satellite TV (0.70%)					5,084
Time Warner Cable Inc			Diversified Financial Services (1.06%)
5.40%, 7/ 2/2012	500	534	General Electric Capital Corp
			5.72%, 8/22/2011	800	814
Cellular Telecommunications (0.35%)
America Movil SA de CV			Diversified Manufacturing Operations (0.55%)
5.50%, 3/ 1/2014	250	265	Honeywell International Inc
			4.25%, 3/ 1/2013	400	420
Chemicals - Diversified (1.02%)
EI du Pont de Nemours & Co			Electric - Integrated (3.21%)
5.00%, 7/15/2013	500	538	Commonwealth Edison Co
3.25%, 1/15/2015	250	248	5.40%, 12/15/2011	750	801
		786	Korea Electric Power Corp
			5.50%, 7/21/2014 (a)	750	798
Commercial Banks (3.97%)
Commonwealth Bank of Australia			Virginia Electric and Power Co
3.75%, 10/15/2014 (a)	750	752	5.10%, 11/30/2012	800	864
Regions Bank/Birmingham AL					2,463
3.25%, 12/ 9/2011	500	519	Enterprise Software & Services (0.54%)
SunTrust Bank/Atlanta GA			Oracle Corp
3.00%, 11/16/2011	1,000	1,032	3.75%, 7/ 8/2014	400	413
Westpac Banking Corp
2.25%, 11/19/2012	750	748	Finance - Auto Loans (1.97%)
		3,051	American Honda Finance Corp
			4.63%, 4/ 2/2013 (a)	750	771
Commercial Services - Finance (1.11%)
			PACCAR Financial Corp
Western Union Co/The
			1.95%, 12/17/2012	750	742
5.40%, 11/17/2011	800	854
					1,513
Computers (2.00%)
Hewlett-Packard Co
4.25%, 2/24/2012	750	787

See accompanying notes

317

Schedule of Investments
Short-Term Income Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Finance - Commercial (0.46%)			Manufactured Housing ABS Other (0.11%)
Caterpillar Financial Services Corp			Green Tree Financial Corp
4.85%, 12/ 7/2012	$ 325 $	350	7.70%, 9/15/2026 (b)	$ 65 $	46
			Mid-State Trust
Finance - Consumer Loans (1.08%)			8.33%, 4/ 1/2030 (b)	42	42
John Deere Capital Corp					88
4.95%, 12/17/2012	775	831
			Medical - Drugs (1.03%)
Finance - Credit Card (1.05%)			Pfizer Inc
American Express Credit Corp			4.45%, 3/15/2012	750	793
5.88%, 5/ 2/2013	750	805
			Medical - HMO (0.54%)
Finance - Investment Banker & Broker (0.67%)			UnitedHealth Group Inc
Jefferies Group Inc			4.88%, 2/15/2013	400	419
5.88%, 6/ 8/2014	500	513
			Mortgage Backed Securities (18.83%)
Finance - Mortgage Loan/Banker (10.17%)			Banc of America Funding Corp
Countrywide Financial Corp			5.75%, 3/25/2036	680	548
5.80%, 6/ 7/2012	500	531	Banc of America Mortgage Securities Inc
Fannie Mae			5.00%, 2/25/2020	496	489
2.00%, 1/ 9/2012	1,500	1,522	4.75%, 8/25/2033	243	243
1.88%, 4/20/2012	1,000	1,010	5.25%, 10/25/2034	629	636
4.88%, 5/18/2012	810	874	4.75%, 2/25/2035	647	642
1.88%, 10/29/2012	750	746	Chase Mortgage Finance Corp
2.63%, 11/20/2014	1,000	992	5.50%, 5/25/2035	275	241
Freddie Mac			Citicorp Mortgage Securities Inc
5.75%, 1/15/2012	1,500	1,633	4.50%, 9/25/2034 (c)	463	458
1.75%, 6/15/2012	500	502	5.25%, 2/25/2035	893	886
		7,810	Countrywide Home Loan Mortgage Pass
			Through Trust
Food - Miscellaneous/Diversified (0.71%)			4.50%, 8/25/2033	541	545
Kellogg Co			5.00%, 8/25/2034	753	756
5.13%, 12/ 3/2012	500	543	5.50%, 10/25/2035	271	271
			Credit Suisse First Boston Mortgage Securities
Home Equity - Other (1.14%)			Corp
Bayview Financial Acquisition Trust			6.00%, 12/25/2033	253	218
6.04%, 11/28/2036	301	304	Fannie Mae
Mastr Asset Backed Securities Trust			6.00%, 2/25/2031	1,578	1,666
0.29%, 11/25/2036 (c)	578	574	5.00%, 11/25/2035	330	349
		878	Freddie Mac
			5.50%, 10/15/2027	516	529
Industrial Gases (0.27%)
			6.00%, 9/15/2029	673	705
Air Products & Chemicals Inc
4.15%, 2/ 1/2013	200	208	4.50%, 5/15/2030	638	646
			Ginnie Mae
Investment Management & Advisory Services (0.97%)			4.50%, 8/20/2032	204	212
BlackRock Inc			GSR Mortgage Loan Trust
2.25%, 12/10/2012	750	747	5.00%, 8/25/2019	1,078	1,093
			6.00%, 6/25/2036	416	360
Life & Health Insurance (1.96%)			Lehman Mortgage Trust
New York Life Global Funding			5.75%, 4/25/2036	754	729
2.25%, 12/14/2012 (a)	750	746	Residential Asset Securitization Trust
Prudential Financial Inc			6.00%, 5/25/2036	493	278
3.63%, 9/17/2012	750	761	Residential Funding Mortgage Securities I
		1,507	5.50%, 9/25/2036	581	518

See accompanying notes

318

Schedule of Investments
Short-Term Income Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Mortgage Backed Securities (continued)			REITS - Diversified (0.65%)
Wells Fargo Mortgage Backed Securities Trust			Duke Realty LP
5.50%, 5/25/2035	$ 985 $	981	6.25%, 5/15/2013	$ 500 $	503
5.75%, 10/25/2036 (c)	468	467
		14,466	REITS - Healthcare (1.61%)
			Health Care REIT Inc
Multi-Line Insurance (1.03%)			6.00%, 11/15/2013	400	406
Metropolitan Life Global Funding I			Nationwide Health Properties Inc
5.13%, 6/10/2014 (a)	750	794	6.50%, 7/15/2011	800	832
					1,238
Multimedia (0.67%)
Walt Disney Co/The			REITS - Regional Malls (0.68%)
4.70%, 12/ 1/2012	475	511	Simon Property Group LP
			5.60%, 9/ 1/2011	500	522
Non-Hazardous Waste Disposal (0.68%)
Allied Waste North America Inc			Rental - Auto & Equipment (0.68%)
5.75%, 2/15/2011	500	520	ERAC USA Finance Co
			5.80%, 10/15/2012 (a)	500	524
Oil - Field Services (1.13%)
Smith International Inc			Retail - Discount (0.66%)
8.63%, 3/15/2014	750	867	Wal-Mart Stores Inc
			3.20%, 5/15/2014	500	509
Oil Company - Exploration & Production (0.85%)
Apache Corp			Savings & Loans - Thrifts (0.00%)
6.25%, 4/15/2012	600	654	Washington Mutual Bank / Henderson NV
			0.00%, 1/15/2013 (d)	200	1
Oil Company - Integrated (0.97%)
Statoil ASA			Steel - Producers (1.60%)
2.90%, 10/15/2014	750	747	Nucor Corp
			5.00%, 12/ 1/2012	1,125	1,228
Property & Casualty Insurance (0.80%)
Fidelity National Financial Inc			Telephone - Integrated (1.70%)
7.30%, 8/15/2011	600	618	AT&T Inc
			4.95%, 1/15/2013	475	507
Property Trust (1.04%)			Verizon New Jersey Inc
WCI Finance LLC / WEA Finance LLC			5.88%, 1/17/2012	750	799
5.40%, 10/ 1/2012 (a)	750	796			1,306

Quarrying (0.66%)			Textile - Home Furnishings (0.65%)
Vulcan Materials Co			Mohawk Industries Inc
5.60%, 11/30/2012	475	505	7.20%, 4/15/2012	475	499

Regional Banks (1.01%)			Transport - Services (0.55%)
Wells Fargo & Co			United Parcel Service Inc
4.38%, 1/31/2013	750	779	4.50%, 1/15/2013	400	425

Reinsurance (0.68%)			Water (1.03%)
Berkshire Hathaway Finance Corp			Veolia Environnement
4.00%, 4/15/2012	500	524	5.25%, 6/ 3/2013	750	793
			TOTAL BONDS	$ 67,278
REITS - Apartments (1.97%)
			U.S. GOVERNMENT & GOVERNMENT AGENCY
AvalonBay Communities Inc			OBLIGATIONS (7.22%)
5.50%, 1/15/2012	750	784	Federal Home Loan Mortgage Corporation
ERP Operating LP			(FHLMC) (0.12%)
5.50%, 10/ 1/2012	700	731	9.50%, 8/ 1/2016 (e)	4	4
		1,515	6.00%, 5/ 1/2017 (e)	77	83

See accompanying notes

319

Schedule of Investments
Short-Term Income Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
U.S. GOVERNMENT & GOVERNMENT AGENCY			REPURCHASE AGREEMENTS (continued)
OBLIGATIONS (continued)			Diversified Banking Institutions (continued)
Federal Home Loan Mortgage Corporation			Investment in Joint Trading Account;
(FHLMC) (continued)			Deutsche Bank Repurchase Agreement;
3.01%, 11/ 1/2021 (c)(e)	$ 4 $	4	0.01% dated 12/31/09 maturing 01/04/10
		91	(collateralized by Sovereign Agency
			Issues; $238,000; 0.00% - 4.75%; dated
Federal National Mortgage Association (FNMA) (0.20%)
			02/22/10 - 11/19/12)	$ 233$	233
6.50%, 1/ 1/2014 (e)	19	20
			Investment in Joint Trading Account;
6.50%, 1/ 1/2014 (e)	22	23	Morgan Stanley Repurchase Agreement;
8.50%, 11/ 1/2017 (e)	7	8	0.01% dated 12/31/09 maturing 01/04/10
4.77%, 1/ 1/2019 (c)(e)	1	1	(collateralized by Sovereign Agency
			Issues; $749,000; 0.00% - 0.90%; dated
5.61%, 4/ 1/2019 (c)(e)	3	3
			01/15/10 - 04/08/10)	735	735
3.05%, 11/ 1/2022 (c)(e)	1	1			1,726
8.00%, 5/ 1/2027 (e)	64	72
2.67%, 11/ 1/2032 (c)(e)	20	20	TOTAL REPURCHASE AGREEMENTS	$ 1,726
4.44%, 11/ 1/2035 (c)(e)	7	7	Total Investments	$ 74,548
		155	Other Assets in Excess of Liabilities, Net - 2.96%		2,273

Government National Mortgage Association			TOTAL NET ASSETS - 100.00%	$ 76,821
(GNMA) (0.14%)
8.00%, 8/15/2012	1	1
11.00%, 12/15/2015	3	3	(a)	Security exempt from registration under Rule 144A of the Securities Act
			of 1933. These securities may be resold in transactions exempt from
11.00%, 12/15/2015	2	2
			registration, normally to qualified institutional buyers. Unless otherwise
10.00%, 2/15/2018	6	7	indicated, these securities are not considered illiquid. At the end of the
10.00%, 9/15/2018	4	5	period, the value of these securities totaled $6,808 or 8.86% of net
10.00%, 9/15/2018	5	5	assets.
			(b) Security is Illiquid
10.00%, 2/15/2019	31	35
			(c)	Variable Rate. Rate shown is in effect at December 31, 2009.
10.00%, 5/15/2020	15	17
			(d) Non-Income Producing Security
10.00%, 6/15/2020	10	11
			(e)	This entity was put into conservatorship by the U.S. Government in 2008.
9.00%, 12/15/2020	7	8	See footnote 3 for additional information.
10.00%, 12/15/2020	1	2	(f)	Security or a portion of the security was pledged to cover margin
10.00%, 2/15/2025	5	6	requirements for futures contracts. At the end of the period, the value of
10.00%, 4/15/2025	1	2	these securities totaled $75 or 0.10% of net assets.
9.00%, 4/20/2025	1	1
			Unrealized Appreciation (Depreciation)
		105	The net federal income tax unrealized appreciation (depreciation) and federal tax cost
U.S. Treasury (6.76%)			of investments held by the account as of the period end were as follows:
0.88%, 12/31/2010 (f)	150	151
			Unrealized Appreciation	$ 1,775
1.13%, 12/15/2011	1,000	1,000
			Unrealized Depreciation		(1,034)
1.38%, 5/15/2012	1,000	1,000
			Net Unrealized Appreciation (Depreciation)		741
4.75%, 5/31/2012	1,000	1,080
			Cost for federal income tax purposes		73,807
1.75%, 1/31/2014	2,000	1,962
			All dollar amounts are shown in thousands (000's)
		5,193

TOTAL U.S. GOVERNMENT & GOVERNMENT
AGENCY OBLIGATIONS	$ 5,544

REPURCHASE AGREEMENTS (2.24%)
Diversified Banking Institutions (2.24%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement;
0.005% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $773,000; 0.00% - 3.75%; dated
01/26/10 - 04/15/26)	$ 758$	758

See accompanying notes

320

	Schedule of Investments
	Short-Term Income Account
	December 31, 2009
Portfolio Summary (unaudited)
Sector	Percent
Financial	32.23%
Mortgage Securities	19.29%
Government	16.24%
Consumer, Non-cyclical	6.34%
Utilities	4.24%
Basic Materials	3.55%
Communications	3.41%
Technology	3.19%
Energy	2.95%
Industrial	2.30%
Asset Backed Securities	1.99%
Consumer, Cyclical	1.31%
Other Assets in Excess of Liabilities, Net	2.96%
TOTAL NET ASSETS	100.00%
Other Assets Summary (unaudited)
Asset Type	Percent
Futures	8.19%

	Futures Contracts
				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)
US 5 Year Note; March 2010	Sell	55	$ 6,414	$ 6,290	$ 124
All dollar amounts are shown in thousands (000's)

See accompanying notes

321

Schedule of Investments SmallCap Blend Account December 31, 2009

	Shares	Value			Shares	Value
	Held	(000's)			Held	(000's)
COMMON STOCKS (97.02%)				COMMON STOCKS (continued)
Aerospace & Defense (1.10%)				Casino Services (0.67%)
Esterline Technologies Corp (a)	8,715 $		355	Bally Technologies Inc (a)	8,510 $	351
Teledyne Technologies Inc (a)	5,759		221
			576	Cellular Telecommunications (0.25%)
				Syniverse Holdings Inc (a)	7,530	132
Aerospace & Defense Equipment (0.80%)
Moog Inc (a)	4,710		138	Chemicals - Diversified (1.05%)
Triumph Group Inc	5,830		281	Innophos Holdings Inc	7,700	177
			419	Olin Corp	21,480	376
Airlines (0.34%)						553
Allegiant Travel Co (a)	3,750		177	Chemicals - Specialty (1.28%)
				HB Fuller Co	8,730	199
Apparel Manufacturers (0.94%)
				NewMarket Corp	1,690	194
Carter's Inc (a)	5,690		150
				Sensient Technologies Corp	5,750	151
G-III Apparel Group Ltd (a)	5,691		123
				Stepan Co	1,970	128
True Religion Apparel Inc (a)	11,960		221
						672
			494
				Circuit Boards (0.51%)
Applications Software (0.68%)
				Multi-Fineline Electronix Inc (a)	5,690	161
Actuate Corp (a)	14,450		62
				Park Electrochemical Corp	3,870	107
Quest Software Inc (a)	16,100		296
						268
			358
				Commercial Banks (5.69%)
Auto/Truck Parts & Equipment - Original (0.30%)
				Banco Latinoamericano de Comercio
Tenneco Inc (a)	5,860		104	Exterior SA	15,160	211
Wonder Auto Technology Inc (a)	4,621		54	Bank of Hawaii Corp	7,891	371
			158	Bank of the Ozarks Inc	4,959	145
Auto/Truck Parts & Equipment - Replacement (0.29%)				Camden National Corp	1,612	53
ATC Technology Corp/IL (a)	3,710		88	City Holding Co	6,150	199
Dorman Products Inc (a)	4,080		64	Community Bank System Inc	10,410	201
			152	First Bancorp/Troy NC	4,520	63
				FirstMerit Corp	14,530	293
B2B - E-Commerce (0.24%)
				Iberiabank Corp	2,890	156
i2 Technologies Inc (a)	6,610		126
				Independent Bank Corp/Rockland MA	5,210	109
Batteries & Battery Systems (0.32%)				NBT Bancorp Inc	7,860	160
EnerSys (a)	7,580		166	Prosperity Bancshares Inc	9,970	403
				Renasant Corp	5,020	68
Beverages - Wine & Spirits (0.29%)				Republic Bancorp Inc/KY	3,100	64
Central European Distribution Corp (a)	5,452		155	Simmons First National Corp	2,230	62
				Smithtown Bancorp Inc	4,760	28
Building - Heavy Construction (0.43%)				Tompkins Financial Corp	2,060	83
Granite Construction Inc	3,730		126	Trustmark Corp	9,400	212
Sterling Construction Co Inc (a)	5,210		100	United Bankshares Inc	5,500	110
			226			2,991

Building - Maintenance & Service (0.40%)				Commercial Services (0.74%)
ABM Industries Inc	10,180		210	Healthcare Services Group Inc	10,520	226
				Steiner Leisure Ltd (a)	4,160	165
Building & Construction - Miscellaneous (0.35%)
						391
Insituform Technologies Inc (a)	8,120		185
				Commercial Services - Finance (1.33%)
				CBIZ Inc (a)	19,180	148
				Coinstar Inc (a)	6,170	171

See accompanying notes

322

Schedule of Investments
SmallCap Blend Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Commercial Services - Finance (continued)			Disposable Medical Products (0.33%)
Global Cash Access Holdings Inc (a)	26,690 $	200	Merit Medical Systems Inc (a)	8,890 $	172
TNS Inc (a)	6,926	178
		697	Distribution & Wholesale (0.65%)
			Beacon Roofing Supply Inc (a)	11,910	191
Computer Services (1.16%)
			Brightpoint Inc (a)	10,540	77
CACI International Inc (a)	2,790	136
			Core-Mark Holding Co Inc (a)	2,190	72
Insight Enterprises Inc (a)	10,910	125
					340
SYKES Enterprises Inc (a)	6,880	175
Syntel Inc	4,520	172	Diversified Manufacturing Operations (2.46%)
		608	Actuant Corp	11,230	208
			Ameron International Corp	1,510	96
Computer Software (0.12%)
			AO Smith Corp	4,390	190
Double-Take Software Inc (a)	6,210	62
			AZZ Inc	8,080	264
			Brink's Co/The	7,060	172
Computers - Integrated Systems (0.18%)
Super Micro Computer Inc (a)	8,520	95	ESCO Technologies Inc	4,650	167
			Koppers Holdings Inc	6,337	193
Computers - Memory Devices (0.20%)					1,290
Isilon Systems Inc (a)	15,400	106	Electric - Integrated (2.35%)
			Avista Corp	17,580	379
Computers - Peripheral Equipment (0.12%)
			IDACORP Inc	5,190	166
Rimage Corp (a)	3,690	64
			NorthWestern Corp	10,990	286
Consulting Services (0.48%)			Pike Electric Corp (a)	5,720	53
ICF International Inc (a)	2,619	70	Unisource Energy Corp	10,840	349
Watson Wyatt Worldwide Inc	3,800	181			1,233
		251	Electronic Components - Miscellaneous (1.21%)
Consumer Products - Miscellaneous (1.45%)			Benchmark Electronics Inc (a)	18,230	345
American Greetings Corp	12,630	275	CTS Corp	13,670	132
Central Garden and Pet Co - A Shares (a)	21,340	212	LaBarge Inc (a)	5,510	66
Helen of Troy Ltd (a)	4,010	98	OSI Systems Inc (a)	3,500	95
Tupperware Brands Corp	3,830	179			638
		764	Electronic Components - Semiconductors (2.37%)
Containers - Metal & Glass (0.77%)			IXYS Corp (a)	13,220	98
Bway Holding Co (a)	6,050	116	Kopin Corp (a)	20,660	86
Silgan Holdings Inc	4,990	289	Microsemi Corp (a)	9,890	176
		405	PMC - Sierra Inc (a)	21,390	185
			Silicon Laboratories Inc (a)	4,910	237
Containers - Paper & Plastic (0.77%)
			Skyworks Solutions Inc (a)	32,450	461
Rock-Tenn Co	8,020	404
					1,243
Cosmetics & Toiletries (0.48%)			Electronic Design Automation (0.12%)
Chattem Inc (a)	2,720	254	Cogo Group Inc (a)	8,820	65

Data Processing & Management (0.57%)			Engineering - Research & Development Services (0.87%)
CSG Systems International Inc (a)	5,110	97	EMCOR Group Inc (a)	14,262	384
Pegasystems Inc	6,020	205	Exponent Inc (a)	2,680	74
		302			458
Diagnostic Equipment (0.77%)			Engines - Internal Combustion (0.55%)
Immucor Inc (a)	19,890	403	Briggs & Stratton Corp	15,320	287

See accompanying notes

323

Schedule of Investments
SmallCap Blend Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Enterprise Software & Services (1.92%)			Human Resources (continued)
Informatica Corp (a)	7,880$	204	On Assignment Inc (a)	10,470 $		75
JDA Software Group Inc (a)	4,856	124				492
Mantech International Corp (a)	3,970	192
			Insurance Brokers (0.16%)
MicroStrategy Inc (a)	1,990	187	eHealth Inc (a)	4,990		82
SYNNEX Corp (a)	9,900	303
		1,010	Internet Application Software (0.51%)
Environmental Consulting & Engineering (0.34%)			Art Technology Group Inc (a)	19,600		89
Tetra Tech Inc (a)	6,590	179	S1 Corp (a)	27,940		182
						271
E-Services - Consulting (0.13%)			Internet Infrastructure Software (0.77%)
Perficient Inc (a)	8,290	70	TeleCommunication Systems Inc (a)	13,300		129
			TIBCO Software Inc (a)	28,410		273
Finance - Consumer Loans (0.15%)
						402
Encore Capital Group Inc (a)	4,660	81
			Internet Security (0.49%)
Finance - Investment Banker & Broker (1.47%)			Blue Coat Systems Inc (a)	9,050		258
Evercore Partners Inc - Class A	4,412	134
KBW Inc (a)	11,190	306	Internet Telephony (0.57%)
Knight Capital Group Inc (a)	10,260	158	j2 Global Communications Inc (a)	14,630		298
SWS Group Inc	14,260	173
		771	Intimate Apparel (0.66%)
			Warnaco Group Inc/The (a)	8,246		348
Finance - Leasing Company (0.23%)
Financial Federal Corp	4,413	121	Investment Companies (0.90%)
			Ares Capital Corp	20,530		256
Food - Canned (0.50%)			Hercules Technology Growth Capital Inc	16,122		168
Seneca Foods Corp (a)	2,570	61	PennantPark Investment Corp	5,538		49
TreeHouse Foods Inc (a)	5,220	203				473
		264
			Investment Management & Advisory Services (0.15%)
Food - Miscellaneous/Diversified (0.92%)			Calamos Asset Management Inc	6,760		78
American Italian Pasta Co (a)	8,940	311
Diamond Foods Inc	4,820	171	Lasers - Systems & Components (0.34%)
		482	Rofin-Sinar Technologies Inc (a)	7,510		177
Food - Wholesale & Distribution (0.21%)
			Life & Health Insurance (0.80%)
Fresh Del Monte Produce Inc (a)	5,010	111
			Delphi Financial Group Inc	12,260		274
Footwear & Related Apparel (0.54%)			StanCorp Financial Group Inc	3,590		144
Steven Madden Ltd (a)	6,876	284				418
			Machinery - Electrical (0.67%)
Gas - Distribution (0.90%)			Regal-Beloit Corp	6,780		352
Northwest Natural Gas Co	7,310	329
WGL Holdings Inc	4,210	141	Machinery - General Industry (1.39%)
		470	Altra Holdings Inc (a)	6,140		76
Home Furnishings (0.70%)			Applied Industrial Technologies Inc	7,640		169
Tempur-Pedic International Inc (a)	15,660	370	DXP Enterprises Inc (a)	5,550		73
			Middleby Corp (a)	4,720		231
Human Resources (0.94%)			Wabtec Corp/DE	4,460		182
Emergency Medical Services Corp (a)	6,070	329				731
Kenexa Corp (a)	1,590	21
			Medical - Biomedical/Gene (3.59%)
Kforce Inc (a)	5,380	67	Acorda Therapeutics Inc (a)	2,320		59

See accompanying notes

324

Schedule of Investments
SmallCap Blend Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical - Biomedical/Gene (continued)			Medical Products (continued)
Affymax Inc (a)	3,380 $	84	PSS World Medical Inc (a)	16,640 $	376
Arqule Inc (a)	17,570	65			844
Bio-Rad Laboratories Inc (a)	1,950	188
			Metal - Aluminum (0.19%)
Celldex Therapeutics Inc (a)	14,130	66	Kaiser Aluminum Corp	2,390	100
Cubist Pharmaceuticals Inc (a)	10,877	206
Cytokinetics Inc (a)	25,178	73	Metal Processors & Fabrication (0.14%)
Exelixis Inc (a)	10,510	78	LB Foster Co (a)	2,390	71
Human Genome Sciences Inc (a)	18,903	578
Incyte Corp (a)	27,760	253	Metal Products - Distribution (0.20%)
Ligand Pharmaceuticals Inc (a)	34,120	74	AM Castle & Co	7,840	107
Vical Inc (a)	25,283	83
			Multi-Line Insurance (0.08%)
XOMA Ltd (a)	110,400	77
			Unitrin Inc	1,992	44
		1,884
Medical - Drugs (0.56%)			Multimedia (0.10%)
China Sky One Medical Inc (a)	3,330	76	Journal Communications Inc	14,000	54
Orexigen Therapeutics Inc (a)	17,300	129
XenoPort Inc (a)	4,800	89	Networking Products (1.55%)
		294	3Com Corp (a)	78,350	588
			BigBand Networks Inc (a)	11,560	40
Medical - Generic Drugs (0.63%)			Polycom Inc (a)	7,470	186
Par Pharmaceutical Cos Inc (a)	5,610	152
					814
Perrigo Co	4,530	180
		332	Office Supplies & Forms (0.17%)
			Ennis Inc	5,290	89
Medical - HMO (0.75%)
Magellan Health Services Inc (a)	9,680	394	Oil - Field Services (0.37%)
			Hornbeck Offshore Services Inc (a)	8,460	197
Medical - Hospitals (0.43%)
Universal Health Services Inc	7,340	224	Oil Company - Exploration & Production (2.09%)
			Arena Resources Inc (a)	3,670	158
Medical - Nursing Homes (0.37%)			Berry Petroleum Co	6,560	191
Ensign Group Inc/The	7,170	110
			Concho Resources Inc/Midland TX (a)	4,250	191
Odyssey HealthCare Inc (a)	5,520	86
			Mariner Energy Inc (a)	20,140	234
		196
			Swift Energy Co (a)	13,417	322
Medical - Outpatient & Home Medical Care (1.35%)					1,096
Amedisys Inc (a)	6,914	336
			Oil Field Machinery & Equipment (1.36%)
Gentiva Health Services Inc (a)	4,820	130
			Dril-Quip Inc (a)	3,980	225
LHC Group Inc (a)	7,180	241
			Lufkin Industries Inc	5,520	404
		707
			T-3 Energy Services Inc (a)	3,280	84
Medical Instruments (0.60%)					713
Genomic Health Inc (a)	6,530	128
			Oil Refining & Marketing (0.21%)
Kensey Nash Corp (a)	7,320	186
			CVR Energy Inc (a)	16,420	113
		314
Medical Laboratory & Testing Service (0.34%)			Paper & Related Products (0.17%)
ICON PLC ADR (a)	8,160	177	Glatfelter	7,350	89

Medical Products (1.61%)			Pharmacy Services (0.77%)
American Medical Systems Holdings Inc (a)	17,950	346	Catalyst Health Solutions Inc (a)	11,080	404
Orthofix International NV (a)	3,950	122

See accompanying notes

325

Schedule of Investments
SmallCap Blend Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Physical Therapy & Rehabilitation Centers (0.65%)			REITS - Shopping Centers (0.70%)
Psychiatric Solutions Inc (a)	5,240 $	111	Inland Real Estate Corp	20,910 $		170
RehabCare Group Inc (a)	7,640	232	Saul Centers Inc	3,890		128
		343	Urstadt Biddle Properties Inc	4,739		72
						370
Private Corrections (0.47%)
Cornell Cos Inc (a)	10,839	246	REITS - Single Tenant (0.14%)
			Getty Realty Corp	3,190		75
Property & Casualty Insurance (0.31%)
OneBeacon Insurance Group Ltd	3,770	52	Rental - Auto & Equipment (0.60%)
Tower Group Inc	4,650	109	Aaron's Inc	7,120		198
		161	Rent-A-Center Inc/TX (a)	6,790		120
						318
Publishing - Books (0.19%)
Scholastic Corp	3,400	101	Research & Development (0.69%)
			Parexel International Corp (a)	25,790		364
Recreational Vehicles (0.30%)
Polaris Industries Inc	3,620	158	Retail - Apparel & Shoe (1.75%)
			Dress Barn Inc (a)	14,540		336
Reinsurance (2.30%)			HOT Topic Inc (a)	31,090		198
Argo Group International Holdings Ltd (a)	6,200	180	JOS A Bank Clothiers Inc (a)	2,370		100
Aspen Insurance Holdings Ltd	10,480	267	Stage Stores Inc	10,590		131
Flagstone Reinsurance Holdings Ltd	8,510	93	Wet Seal Inc/The (a)	45,627		157
Max Capital Group Ltd	8,920	199				922
Platinum Underwriters Holdings Ltd	9,080	348
			Retail - Automobile (0.29%)
Validus Holdings Ltd	4,500	121
			Asbury Automotive Group Inc (a)	13,300		153
		1,208
REITS - Apartments (0.38%)			Retail - Bookstore (0.34%)
Essex Property Trust Inc	2,380	199	Barnes & Noble Inc	9,440		180

REITS - Diversified (0.73%)			Retail - Convenience Store (0.17%)
PS Business Parks Inc	2,070	103	Pantry Inc/The (a)	6,490		88
Washington Real Estate Investment Trust	10,120	279
		382	Retail - Fabric Store (0.61%)
			Jo-Ann Stores Inc (a)	8,880		322
REITS - Healthcare (0.13%)
Universal Health Realty Income Trust	2,100	67	Retail - Gardening Products (0.32%)
			Tractor Supply Co (a)	3,180		168
REITS - Mortgage (1.43%)
Capstead Mortgage Corp	7,770	106	Retail - Hair Salons (0.25%)
Chimera Investment Corp	49,803	193	Regis Corp	8,550		133
MFA Mortgage Investments Inc	51,590	379
NorthStar Realty Finance Corp	20,650	71	Retail - Home Furnishings (0.07%)
		749	Pier 1 Imports Inc (a)	7,260		37

REITS - Office Property (1.09%)			Retail - Pawn Shops (0.38%)
Alexandria Real Estate Equities Inc	4,540	292	Cash America International Inc	5,720		200
BioMed Realty Trust Inc	9,530	150
Kilroy Realty Corp	4,190	129	Retail - Perfume & Cosmetics (0.29%)
		571	Sally Beauty Holdings Inc (a)	20,280		155
REITS - Regional Malls (0.37%)
			Retail - Petroleum Products (0.44%)
CBL & Associates Properties Inc	20,110	194
			World Fuel Services Corp	8,660		232

See accompanying notes

326

Schedule of Investments SmallCap Blend Account December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Restaurants (2.05%)			Theaters (0.22%)
Bob Evans Farms Inc	5,760 $	167	National CineMedia Inc	6,990 $	116
CKE Restaurants Inc	14,574	123
DineEquity Inc (a)	3,380	82	Therapeutics (0.67%)
Einstein Noah Restaurant Group Inc (a)	3,843	38	Alexza Pharmaceuticals Inc (a)	23,186	56
PF Chang's China Bistro Inc (a)	5,730	217	Cornerstone Therapeutics Inc (a)	9,250	56
Ruby Tuesday Inc (a)	24,620	177	Dyax Corp (a)	21,090	72
Texas Roadhouse Inc (a)	24,120	271	Vivus Inc (a)	18,270	168
		1,075			352
Retail - Sporting Goods (0.19%)			Transactional Software (0.70%)
Big 5 Sporting Goods Corp	5,920	102	ACI Worldwide Inc (a)	5,940	102
			ArcSight Inc (a)	10,370	265
Savings & Loans - Thrifts (0.75%)					367
ESSA Bancorp Inc	6,050	71
			Transport - Air Freight (0.52%)
Flushing Financial Corp	8,108	91	Atlas Air Worldwide Holdings Inc (a)	7,310	272
OceanFirst Financial Corp	6,140	69
Provident Financial Services Inc	7,870	84	Transport - Equipment & Leasing (0.16%)
United Financial Bancorp Inc	5,840	77	TAL International Group Inc	6,270	83
		392
			Transport - Services (0.54%)
Schools (0.69%)
			HUB Group Inc (a)	10,526	282
American Public Education Inc (a)	5,180	178
Corinthian Colleges Inc (a)	4,960	68	Transport - Truck (0.69%)
Grand Canyon Education Inc (a)	6,030	115	Heartland Express Inc	19,050	291
		361	Marten Transport Ltd (a)	3,940	71
Semiconductor Component - Integrated Circuits (0.60%)					362
Hittite Microwave Corp (a)	5,820	237	Web Portals (0.50%)
Micrel Inc	9,220	76	Earthlink Inc	31,770	264
		313
			Wire & Cable Products (0.14%)
Semiconductor Equipment (0.80%)
			Fushi Copperweld Inc (a)	7,330	74
Cabot Microelectronics Corp (a)	5,630	186
Entegris Inc (a)	44,040	232
			Wireless Equipment (0.39%)
		418
			InterDigital Inc (a)	7,810	207
Telecommunication Equipment (0.51%)			TOTAL COMMON STOCKS	$ 50,967
Anaren Inc (a)	4,380	66
				Principal
Arris Group Inc (a)	12,550	144
				Amount	Value
Symmetricom Inc (a)	11,580	60		(000's)	(000's)
		270	REPURCHASE AGREEMENTS (1.69%)
Telecommunication Equipment - Fiber Optics (0.13%)			Diversified Banking Institutions (1.69%)
Oplink Communications Inc (a)	4,320	71	Investment in Joint Trading Account; Bank
			of America Repurchase Agreement;
Telecommunication Services (1.41%)			0.005% dated 12/31/09 maturing 01/04/10
			(collateralized by Sovereign Agency
Consolidated Communications Holdings Inc	12,940	227
			Issues; $398,000; 0.00% - 3.75%; dated
MasTec Inc (a)	7,900	99	01/26/10 - 04/15/26)	$ 390$	390
Neutral Tandem Inc (a)	4,200	96	Investment in Joint Trading Account;
Premiere Global Services Inc (a)	16,660	137	Deutsche Bank Repurchase Agreement;
SAVVIS Inc (a)	12,840	180	0.01% dated 12/31/09 maturing 01/04/10
			(collateralized by Sovereign Agency
		739	Issues; $122,000; 0.00% - 4.75%; dated
			02/22/10 - 11/19/12)	120	120

See accompanying notes

327

Schedule of Investments SmallCap Blend Account December 31, 2009

Principal
	Amount	Value
	(000's)	(000's)
REPURCHASE AGREEMENTS (continued)
Diversified Banking Institutions (continued)
Investment in Joint Trading Account;
Morgan Stanley Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $385,000; 0.00% - 0.90%; dated
01/15/10 - 04/08/10)	$ 378$	378
888
TOTAL REPURCHASE AGREEMENTS	$ 888
Total Investments	$ 51,855
Other Assets in Excess of Liabilities, Net - 1.29%		678
TOTAL NET ASSETS - 100.00%	$ 52,533

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation) The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 9,672
Unrealized Depreciation	(2,413)
Net Unrealized Appreciation (Depreciation)	7,259
Cost for federal income tax purposes	44,596
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector	Percent
Consumer, Non-cyclical	23.77%
Financial	19.64%
Industrial	15.25%
Consumer, Cyclical	12.79%
Technology	9.54%
Communications	7.76%
Energy	4.03%
Utilities	3.24%
Basic Materials	2.69%
Other Assets in Excess of Liabilities, Net	1.29%
TOTAL NET ASSETS	100.00%
Other Assets Summary (unaudited)
Asset Type	Percent
Futures	1.07%

	Futures Contracts
				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)
Russell 2000 mini; March 2010	Buy	9	$ 538	$ 561	$ 23
All dollar amounts are shown in thousands (000's)

See accompanying notes

328

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (96.10%)			COMMON STOCKS (continued)
Advanced Materials & Products (0.04%)			Apparel Manufacturers (continued)
Hexcel Corp (a)	2,509 $	33	Under Armour Inc (a)	964 $		26
			Volcom Inc (a)	569		10
Advertising Services (0.01%)						695
inVentiv Health Inc (a)	529	9
			Applications Software (0.90%)
Aerospace & Defense (0.08%)			Actuate Corp (a)	2,180		9
Aerovironment Inc (a)	330	9	American Reprographics Co (a)	1,431		10
Cubic Corp	463	17	China Information Security Technology Inc	1,167		7
			(a)
Esterline Technologies Corp (a)	288	12
			China TransInfo Technology Corp (a)	29,084		238
National Presto Industries Inc	136	15
			Deltek Inc (a)	599		5
Teledyne Technologies Inc (a)	363	14
			Ebix Inc (a)	8,133		397
		67
			EPIQ Systems Inc (a)	975		14
Aerospace & Defense Equipment (0.13%)			Progress Software Corp (a)	1,036		30
AAR Corp (a)	153	4	Quest Software Inc (a)	320		6
Argon ST Inc (a)	552	12				716
Astronics Corp (a)	325	3
			Auction House & Art Dealer (0.05%)
GenCorp Inc (a)	1,560	11
			Sotheby's	1,621		36
HEICO Corp	704	31
Kaman Corp	582	13
			Audio & Video Products (0.07%)
Orbital Sciences Corp (a)	1,710	26	DTS Inc/CA (a)	444		15
		100	TiVo Inc (a)	2,736		28
Agricultural Chemicals (0.01%)			Universal Electronics Inc (a)	447		10
China Green Agriculture Inc (a)	437	6				53
			Auto - Medium & Heavy Duty Trucks (0.01%)
Agricultural Operations (0.02%)
			Force Protection Inc (a)	2,134		11
Cadiz Inc (a)	551	7
Tejon Ranch Co (a)	277	8
			Auto Repair Centers (0.02%)
		15	Monro Muffler Brake Inc	463		16
Air Pollution Control Equipment (0.01%)
Met-Pro Corp	560	6	Auto/Truck Parts & Equipment - Original (1.23%)
			China Automotive Systems Inc (a)	192		4
Airlines (0.83%)			Fuel Systems Solutions Inc (a)	328		13
AirTran Holdings Inc (a)	71,874	375	Modine Manufacturing Co (a)	20,376		241
Allegiant Travel Co (a)	4,757	224	Westport Innovations Inc (a)	26,154		303
Hawaiian Holdings Inc (a)	1,475	10	Wonder Auto Technology Inc (a)	35,941		423
Republic Airways Holdings Inc (a)	336	3				984
UAL Corp (a)	3,793	49
			Auto/Truck Parts & Equipment - Replacement (0.02%)
		661	ATC Technology Corp/IL (a)	455		11
Alternative Waste Tech (0.23%)			Dorman Products Inc (a)	84		1
Calgon Carbon Corp (a)	1,641	23	Standard Motor Products Inc (a)	366		3
Darling International Inc (a)	19,292	161				15
		184
			B2B - E-Commerce (0.01%)
Apparel Manufacturers (0.87%)			i2 Technologies Inc (a)	605		12
Carter's Inc (a)	1,337	35
G-III Apparel Group Ltd (a)	11,710	254	Batteries & Battery Systems (0.02%)
Maidenform Brands Inc (a)	20,942	349	Advanced Battery Technologies Inc (a)	2,300		9
Oxford Industries Inc	381	8	Ener1 Inc (a)	1,347		9
True Religion Apparel Inc (a)	706	13				18

See accompanying notes

329

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Beverages - Non-Alcoholic (0.02%)			Casino Hotels (0.01%)
Coca-Cola Bottling Co Consolidated	182 $	10	Ameristar Casinos Inc	664 $		10
National Beverage Corp (a)	260	3
		13	Casino Services (0.81%)
			Bally Technologies Inc (a)	1,600		66
Brewery (0.01%)
			Shuffle Master Inc (a)	70,234		579
Boston Beer Co Inc (a)	226	11
						645
Broadcasting Services & Programming (0.38%)			Cellular Telecommunications (0.04%)
CKX Inc (a)	1,648	9	Syniverse Holdings Inc (a)	1,899		33
DG FastChannel Inc (a)	8,653	242
Outdoor Channel Holdings Inc (a)	6,869	40	Chemicals - Plastics (0.02%)
World Wrestling Entertainment Inc	756	11	Landec Corp (a)	1,167		7
		302	PolyOne Corp (a)	729		6
						13
Building - Heavy Construction (0.03%)
Granite Construction Inc	222	8	Chemicals - Specialty (0.14%)
Orion Marine Group Inc (a)	811	17	Balchem Corp	538		18
Sterling Construction Co Inc (a)	51	1	Hawkins Inc	350		8
		26	NewMarket Corp	286		33
			Omnova Solutions Inc (a)	1,311		8
Building - Maintenance & Service (0.05%)
			Stepan Co	195		12
ABM Industries Inc	486	10
			Symyx Technologies Inc (a)	1,207		7
Rollins Inc	1,342	26
			WR Grace & Co (a)	551		14
		36
			Zep Inc	596		10
Building - Residential & Commercial (0.21%)						110
Hovnanian Enterprises Inc (a)	43,680	168
			Circuit Boards (0.03%)
			Multi-Fineline Electronix Inc (a)	457		13
Building & Construction - Miscellaneous (0.30%)
Layne Christensen Co (a)	8,062	232	Park Electrochemical Corp	393		11
MYR Group Inc/Delaware (a)	464	8				24
		240	Coal (0.02%)
			James River Coal Co (a)	811		15
Building & Construction Products -
Miscellaneous (0.05%)			Westmoreland Coal Co (a)	95		1
Quanex Building Products Corp	579	10				16
Simpson Manufacturing Co Inc	782	21
			Coffee (0.01%)
Trex Co Inc (a)	609	12
			Peet's Coffee & Tea Inc (a)	338		11
		43
Building Products - Air & Heating (0.01%)			Commercial Banks (1.39%)
AAON Inc	552	11	Ames National Corp	152		3
			Arrow Financial Corp	277		7
Building Products - Cement & Aggregate (0.28%)			Bank of Marin Bancorp	170		5
Eagle Materials Inc	8,539	222	Bank of the Ozarks Inc	38		1
			Bridge Bancorp Inc	216		5
Building Products - Doors & Windows (0.00%)			Bryn Mawr Bank Corp	56		1
Apogee Enterprises Inc	98	1	Cardinal Financial Corp	663		6
			Cass Information Systems Inc	366		11
Building Products - Light Fixtures (0.22%)
			Cathay General Bancorp	1,029		8
LSI Industries Inc	22,749	179
			City Holding Co	66		2
Cable/Satellite TV (0.00%)			CNB Financial Corp/PA	173		3
LodgeNet Interactive Corp (a)	588	3	First Financial Bankshares Inc	318		17
			Metro Bancorp Inc (a)	50		1

See accompanying notes

330

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Commercial Banks (continued)			Commercial Services - Finance (continued)
Orrstown Financial Services Inc	100$	3	TNS Inc (a)	773 $		20
Park National Corp	28	2	Wright Express Corp (a)	1,125		36
Peapack Gladstone Financial Corp	3	-				455
Penns Woods Bancorp Inc	111	4
			Communications Software (0.05%)
Republic Bancorp Inc/KY	41	1	Digi International Inc (a)	423		4
Signature Bank/New York NY (a)	5,730	183	DivX Inc (a)	1,048		6
Southside Bancshares Inc	138	3	Seachange International Inc (a)	801		5
Suffolk Bancorp	313	9	Smith Micro Software Inc (a)	1,263		11
SVB Financial Group (a)	5,962	249	SolarWinds Inc (a)	516		12
SY Bancorp Inc	218	5				38
Texas Capital Bancshares Inc (a)	28,388	396
Tompkins Financial Corp	145	6	Computer Aided Design (0.79%)
			ANSYS Inc (a)	13,409		583
Trustco Bank Corp NY	1,429	9
			Parametric Technology Corp (a)	3,018		49
Westamerica Bancorporation	474	26
Western Alliance Bancorp (a)	38,908	147				632
Wilshire Bancorp Inc	55	-	Computer Services (0.15%)
		1,113	3PAR Inc (a)	1,223		15
			Computer Task Group Inc (a)	408		3
Commercial Services (1.02%)
			iGate Corp	1,072		11
Arbitron Inc	687	16
			Insight Enterprises Inc (a)	279		3
CoStar Group Inc (a)	499	21
			LivePerson Inc (a)	1,836		13
DynCorp International Inc (a)	157	2
			Manhattan Associates Inc (a)	712		17
ExlService Holdings Inc (a)	18,485	336
			SRA International Inc (a)	524		10
Healthcare Services Group Inc	1,319	28
			SYKES Enterprises Inc (a)	1,038		26
HMS Holdings Corp (a)	6,425	313
			Syntel Inc	367		14
ICT Group Inc (a)	387	6
			Unisys Corp (a)	95		4
Medifast Inc (a)	577	18
			Virtusa Corp (a)	473		4
National Research Corp	78	2
Pre-Paid Legal Services Inc (a)	210	9				120
Providence Service Corp/The (a)	498	8	Computer Software (0.06%)
Steiner Leisure Ltd (a)	349	14	Accelrys Inc (a)	1,347		8
Team Inc (a)	481	9	Avid Technology Inc (a)	252		3
TeleTech Holdings Inc (a)	926	18	Blackbaud Inc	1,359		32
Ticketmaster Entertainment Inc (a)	1,101	13	Double-Take Software Inc (a)	761		8
		813				51
Commercial Services - Finance (0.57%)			Computers (0.05%)
Advance America Cash Advance Centers Inc	1,947	11	Palm Inc (a)	3,805		38
Asset Acceptance Capital Corp (a)	303	2
Cardtronics Inc (a)	21,487	238	Computers - Integrated Systems (0.84%)
CBIZ Inc (a)	1,325	10	3D Systems Corp (a)	575		7
Coinstar Inc (a)	743	20	Cray Inc (a)	1,161		8
Deluxe Corp	869	13	Jack Henry & Associates Inc	2,519		58
Dollar Financial Corp (a)	604	14	Maxwell Technologies Inc (a)	585		10
Euronet Worldwide Inc (a)	1,308	29	MTS Systems Corp	82		2
Global Cash Access Holdings Inc (a)	1,513	11	Netscout Systems Inc (a)	956		14
Heartland Payment Systems Inc	1,071	14	Radiant Systems Inc (a)	20,811		216
MoneyGram International Inc (a)	3,139	9	Radisys Corp (a)	1,066		10
Net 1 UEPS Technologies Inc (a)	964	19	Riverbed Technology Inc (a)	14,144		325
Riskmetrics Group Inc (a)	550	9	Stratasys Inc (a)	525		9

See accompanying notes

331

Schedule of Investments SmallCap Growth Account II

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Computers - Integrated Systems (continued)			Cosmetics & Toiletries (continued)
Super Micro Computer Inc (a)	768$	9	Revlon Inc (a)	410 $		7
		668				82
Computers - Memory Devices (0.36%)			Data Processing & Management (0.31%)
Imation Corp (a)	137	1	Acxiom Corp (a)	1,688		23
Netezza Corp (a)	1,430	14	CommVault Systems Inc (a)	1,263		30
Quantum Corp (a)	6,465	19	CSG Systems International Inc (a)	641		12
STEC Inc (a)	649	11	FalconStor Software Inc (a)	39,273		159
Xyratex Ltd (a)	17,948	239	infoGROUP Inc (a)	829		7
		284	Innodata Isogen Inc (a)	914		5
			Pegasystems Inc	419		14
Computers - Peripheral Equipment (0.55%)
Compellent Technologies Inc (a)	18,070	410				250
Synaptics Inc (a)	1,055	32	Decision Support Software (0.57%)
		442	GSE Systems Inc (a)	710		4
			Interactive Intelligence Inc (a)	24,653		455
Consulting Services (0.57%)
Advisory Board Co/The (a)	467	14				459
Corporate Executive Board Co	1,017	23	Dental Supplies & Equipment (0.42%)
Diamond Management & Technology			Align Technology Inc (a)	1,721		30
Consultants Inc	996	7	Sirona Dental Systems Inc (a)	9,508		302
Forrester Research Inc (a)	398	10				332
Gartner Inc (a)	1,793	33
			Diagnostic Equipment (0.40%)
Hackett Group Inc/The (a)	901	3
			Affymetrix Inc (a)	27,348		160
Hill International Inc (a)	979	6
			Cepheid Inc (a)	9,582		120
Huron Consulting Group Inc (a)	655	15
			Immucor Inc (a)	2,045		41
ICF International Inc (a)	386	10
						321
MAXIMUS Inc	415	21
Navigant Consulting Inc (a)	17,417	259	Diagnostic Kits (0.06%)
Watson Wyatt Worldwide Inc	1,065	51	Meridian Bioscience Inc	1,179		26
		452	OraSure Technologies Inc (a)	2,162		11
			Quidel Corp (a)	734		10
Consumer Products - Miscellaneous (1.40%)
						47
Helen of Troy Ltd (a)	14,963	366
Tupperware Brands Corp	15,992	745	Direct Marketing (0.39%)
WD-40 Co	327	10	APAC Customer Services Inc (a)	33,913		202
		1,121	Valuevision Media Inc (a)	23,259		112
						314
Containers - Metal & Glass (0.41%)
Bway Holding Co (a)	33	1	Disposable Medical Products (0.10%)
Greif Inc	5,682	307	ICU Medical Inc (a)	361		13
Silgan Holdings Inc	407	23	Medical Action Industries Inc (a)	497		8
		331	Merit Medical Systems Inc (a)	2,959		57
			Utah Medical Products Inc	135		4
Containers - Paper & Plastic (0.77%)
						82
AEP Industries Inc (a)	243	9
Rock-Tenn Co	12,053	608	Distribution & Wholesale (1.11%)
		617	Beacon Roofing Supply Inc (a)	1,099		18
			BMP Sunstone Corp (a)	1,410		8
Cosmetics & Toiletries (0.10%)
			Brightpoint Inc (a)	1,509		11
Bare Escentuals Inc (a)	1,821	22
			Chindex International Inc (a)	542		8
Chattem Inc (a)	547	51
			Core-Mark Holding Co Inc (a)	128		4
Inter Parfums Inc	121	2
			FGX International Holdings Ltd (a)	695		14
			Fossil Inc (a)	1,342		45

See accompanying notes

332

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Distribution & Wholesale (continued)			Educational Software (1.62%)
Houston Wire & Cable Co	376 $	4	Blackboard Inc (a)	16,440 $	746
MWI Veterinary Supply Inc (a)	9,076	342	PLATO Learning Inc (a)	29,403	128
Owens & Minor Inc	1,014	44	Renaissance Learning Inc	4,215	48
Pool Corp	728	14	Scientific Learning Corp (a)	12,051	61
Rentrak Corp (a)	402	7	SkillSoft PLC ADR (a)	29,410	308
Scansource Inc (a)	71	2			1,291
School Specialty Inc (a)	302	7
			Electric - Distribution (0.01%)
Titan Machinery Inc (a)	532	6	EnerNOC Inc (a)	306	9
Watsco Inc	636	31
WESCO International Inc (a)	11,790	318	Electric - Integrated (0.00%)
		883	Pike Electric Corp (a)	352	3
Diversified Manufacturing Operations (0.84%)
			Electric Products - Miscellaneous (0.06%)
Actuant Corp	970	18
			GrafTech International Ltd (a)	1,412	22
Acuity Brands Inc	984	35
			Graham Corp	346	7
Ameron International Corp	2,241	142
			Harbin Electric Inc (a)	669	14
AZZ Inc	357	12
			SmartHeat Inc (a)	401	6
Blount International Inc (a)	591	6
					49
Colfax Corp (a)	298	3
ESCO Technologies Inc	799	29	Electronic Components - Miscellaneous (0.07%)
GP Strategies Corp (a)	418	3	Benchmark Electronics Inc (a)	360	7
Koppers Holdings Inc	12,083	368	CTS Corp	81	1
LSB Industries Inc (a)	765	11	Daktronics Inc	1,363	12
Matthews International Corp	793	28	LaBarge Inc (a)	458	5
Raven Industries Inc	488	15	Methode Electronics Inc	188	2
		670	OSI Systems Inc (a)	538	15
			Plexus Corp (a)	410	12
Diversified Operations (0.00%)
					54
Primoris Services Corp	346	3
			Electronic Components - Semiconductors (4.35%)
Diversified Operations & Commercial Services (0.04%)			Advanced Analogic Technologies Inc (a)	1,908	7
Chemed Corp	708	34	Amkor Technology Inc (a)	3,182	23
			Applied Micro Circuits Corp (a)	1,976	15
Drug Delivery Systems (0.07%)			Cavium Networks Inc (a)	25,802	615
Alkermes Inc (a)	2,832	27	Ceva Inc (a)	18,777	241
Depomed Inc (a)	2,244	7	Diodes Inc (a)	1,009	21
Matrixx Initiatives Inc (a)	403	2	GT Solar International Inc (a)	1,600	9
Nektar Therapeutics (a)	2,424	22	Ikanos Communications Inc (a)	58,160	109
		58	IXYS Corp (a)	956	7
E-Commerce - Products (1.48%)			Kopin Corp (a)	54,966	230
Blue Nile Inc (a)	367	23	Lattice Semiconductor Corp (a)	479	1
MercadoLibre Inc (a)	735	38	Microsemi Corp (a)	24,825	441
NutriSystem Inc	28,779	897	Microtune Inc (a)	1,689	4
Shutterfly Inc (a)	148	3	MIPS Technologies Inc (a)	2,050	9
Stamps.com Inc (a)	520	5	Monolithic Power Systems Inc (a)	13,784	330
Vitacost.com Inc (a)	21,072	219	Netlogic Microsystems Inc (a)	8,693	402
		1,185	Rovi Corp (a)	7,653	244
			Rubicon Technology Inc (a)	11,759	239
E-Commerce - Services (0.01%)
Internet Brands Inc (a)	643	5	Semtech Corp (a)	1,871	32
			Skyworks Solutions Inc (a)	25,432	361
			Supertex Inc (a)	286	8

See accompanying notes

333

Schedule of Investments

SmallCap Growth Account II

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)

Electronic Components - Semiconductors			Enterprise Software & Services (continued)

(continued)			PROS Holdings Inc (a)	984$	10
Volterra Semiconductor Corp (a)	6,046 $	115
			RightNow Technologies Inc (a)	677	12
Zoran Corp (a)	1,164	13
			SYNNEX Corp (a)	175	5
		3,476
			Taleo Corp (a)	11,573	272

Electronic Measurement Instruments (0.17%)			Tyler Technologies Inc (a)	919	18

Analogic Corp	236	9	Ultimate Software Group Inc (a)	14,150	416

Badger Meter Inc	386	15			2,406
FARO Technologies Inc (a)	397	9
			Environmental Consulting & Engineering (0.06%)
LeCroy Corp (a)	27,286	100
			Tetra Tech Inc (a)	1,874	51
		133

Electronic Security Devices (0.03%)			Environmental Monitoring & Detection (0.02%)

American Science & Engineering Inc	266	20	Mine Safety Appliances Co	695	18

E-Marketing & Information (0.10%)			E-Services - Consulting (1.70%)

comScore Inc (a)	585	10	GSI Commerce Inc (a)	51,557	1,309

Constant Contact Inc (a)	617	10	Perficient Inc (a)	285	3

Digital River Inc (a)	977	26	Saba Software Inc (a)	1,050	4

Liquidity Services Inc (a)	666	7	Sapient Corp (a)	2,452	20

ValueClick Inc (a)	2,487	25	Websense Inc (a)	1,359	24

		78			1,360

Energy - Alternate Sources (1.04%)			Filtration & Separation Products (0.02%)

Clean Energy Fuels Corp (a)	888	14	CLARCOR Inc	492	16

Comverge Inc (a)	18,828	212	Polypore International Inc (a)	315	4

FuelCell Energy Inc (a)	56,584	213			20

Headwaters Inc (a)	59,289	386	Finance - Auto Loans (0.01%)

Syntroleum Corp (a)	2,698	7	Credit Acceptance Corp (a)	267	11
		832
			Finance - Consumer Loans (0.29%)
Engineering - Research & Development Services (0.07%)
			Nelnet Inc	245	4
Argan Inc (a)	329	5
			Portfolio Recovery Associates Inc (a)	5,082	228
EMCOR Group Inc (a)	615	16
					232
ENGlobal Corp (a)	855	3

Exponent Inc (a)	403	11	Finance - Investment Banker & Broker (1.08%)

Michael Baker Corp (a)	244	10	Broadpoint Gleacher Securities Inc (a)	31,854	142

Stanley Inc (a)	287	8	Diamond Hill Investment Group Inc	83	5

VSE Corp	140	6	Duff & Phelps Corp	721	13

		59	E*Trade Financial Corp (a)	122,778	215
			Evercore Partners Inc - Class A	132	4
Enterprise Software & Services (3.01%)
			GFI Group Inc	1,859	9
Advent Software Inc (a)	455	19
			International Assets Holding Corp (a)	198	3
American Software Inc/Georgia	874	5
			KBW Inc (a)	451	12
Ariba Inc (a)	2,266	28
			Knight Capital Group Inc (a)	1,336	21
Concur Technologies Inc (a)	7,741	331
			optionsXpress Holdings Inc	1,246	19
Informatica Corp (a)	2,607	68
			Stifel Financial Corp (a)	7,010	415
JDA Software Group Inc (a)	587	15
			SWS Group Inc	64	1
Lawson Software Inc (a)	1,681	11
			TradeStation Group Inc (a)	405	3
Mantech International Corp (a)	457	22
					862
MedAssets Inc (a)	18,168	385

MicroStrategy Inc (a)	8,302	781

Omnicell Inc (a)	709	8
See accompanying notes

334

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Finance - Leasing Company (0.02%)			Footwear & Related Apparel (continued)
Financial Federal Corp	441 $	12	Steven Madden Ltd (a)	11,981 $		494
			Timberland Co/The (a)	788		14
Finance - Other Services (0.02%)			Wolverine World Wide Inc	1,410		38
BGC Partners Inc	1,099	5				957
MarketAxess Holdings Inc	889	12
			Forestry (0.04%)
		17
			Deltic Timber Corp	211		10
Financial Guarantee Insurance (0.01%)			Potlatch Corp	642		20
Assured Guaranty Ltd	339	7				30

Firearms & Ammunition (0.02%)			Gambling (Non-Hotel) (0.02%)
Smith & Wesson Holding Corp (a)	1,799	7	Dover Downs Gaming & Entertainment Inc	626		2
Sturm Ruger & Co Inc	793	8	Isle of Capri Casinos Inc (a)	731		6
		15	Pinnacle Entertainment Inc (a)	857		8
						16
Fisheries (0.00%)
HQ Sustainable Maritime Industries Inc (a)	386	3	Gas - Distribution (0.03%)
			New Jersey Resources Corp	300		11
Food - Confectionery (0.02%)			Piedmont Natural Gas Co Inc	213		6
Tootsie Roll Industries Inc	606	17	South Jersey Industries Inc	160		6
						23
Food - Dairy Products (0.02%)
American Dairy Inc (a)	435	9	Gold Mining (0.36%)
Lifeway Foods Inc (a)	215	3	Allied Nevada Gold Corp (a)	18,963		286
		12
			Hazardous Waste Disposal (0.06%)
Food - Miscellaneous/Diversified (1.66%)			American Ecology Corp	540		9
American Italian Pasta Co (a)	386	14	Clean Harbors Inc (a)	553		33
B&G Foods Inc	241	2	EnergySolutions Inc	318		3
Cal-Maine Foods Inc	401	14	Perma-Fix Environmental Services (a)	2,407		5
Chiquita Brands International Inc (a)	44,007	794				50
Diamond Foods Inc	11,842	421
			Health Care Cost Containment (0.56%)
J&J Snack Foods Corp	410	16
			Corvel Corp (a)	351		12
Lancaster Colony Corp	566	28
			Transcend Services Inc (a)	20,557		439
Lance Inc	700	18
						451
Overhill Farms Inc (a)	675	3
Zhongpin Inc (a)(b)	733	12	Healthcare Safety Device (0.16%)
		1,322	Alpha PRO Tech Ltd (a)	28,156		127

Food - Retail (0.03%)			Heart Monitors (0.35%)
Ruddick Corp	342	9	Cardiac Science Corp (a)	93		-
Village Super Market Inc	282	8	HeartWare International Inc (a)	7,809		277
Weis Markets Inc	92	3				277
		20
			Home Furnishings (0.27%)
Food - Wholesale & Distribution (0.05%)			Select Comfort Corp (a)	24,385		159
Calavo Growers Inc	506	9	Tempur-Pedic International Inc (a)	2,252		53
United Natural Foods Inc (a)	1,281	34				212
		43
			Human Resources (2.10%)
Footwear & Related Apparel (1.20%)			Administaff Inc	637		15
CROCS Inc (a)	1,341	8	AMN Healthcare Services Inc (a)	1,453		13
Deckers Outdoor Corp (a)	397	40	Cross Country Healthcare Inc (a)	145		1
Skechers U.S.A. Inc (a)	12,325	363	Emergency Medical Services Corp (a)	278		15

See accompanying notes

335

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Human Resources (continued)			Internet Connectivity Services (0.62%)
Kenexa Corp (a)	13,699 $	179	AboveNet Inc (a)	7,468 $		485
Korn/Ferry International (a)	34,271	566	Cogent Communications Group Inc (a)	1,210		12
On Assignment Inc (a)	44,348	317	PC-Tel Inc (a)	125		1
Resources Connection Inc (a)	1,168	25				498
SuccessFactors Inc (a)	32,769	543
			Internet Content - Information & News (0.31%)
		1,674	Dice Holdings Inc (a)	782		5
Identification Systems - Development (0.04%)			Health Grades Inc (a)	1,015		4
Checkpoint Systems Inc (a)	426	7	Infospace Inc (a)	25,181		216
Cogent Inc (a)	1,285	13	Knot Inc/The (a)	915		9
L-1 Identity Solutions Inc (a)	1,520	11	LoopNet Inc (a)	968		10
		31	Travelzoo Inc (a)	246		3
						247
Industrial Audio & Video Products (0.44%)
China Security & Surveillance Technology			Internet Financial Services (0.20%)
Inc (a)	1,270	10	Online Resources Corp (a)	30,103		158
Imax Corp (a)	25,128	334
SRS Labs Inc (a)	517	4	Internet Gambling (0.00%)
		348	Youbet.com Inc (a)	1,280		4
Industrial Automation & Robots (0.71%)
			Internet Incubators (0.00%)
Cognex Corp	341	6
			Safeguard Scientifics Inc (a)	339		4
Intermec Inc (a)	1,948	25
iRobot Corp (a)	579	10	Internet Infrastructure Software (0.40%)
Nordson Corp	8,586	526	AsiaInfo Holdings Inc (a)	9,393		286
		567	TeleCommunication Systems Inc (a)	1,181		12
Industrial Gases (0.19%)			TIBCO Software Inc (a)	1,962		19
Airgas Inc	3,184	152				317
			Internet Security (0.60%)
Instruments - Controls (0.29%)
			Blue Coat Systems Inc (a)	1,065		30
Woodward Governor Co	8,942	230
			Sourcefire Inc (a)	16,627		445
			VASCO Data Security International Inc (a)	985		6
Instruments - Scientific (0.09%)
Dionex Corp (a)	554	41				481
FEI Co (a)	876	20	Internet Telephony (0.03%)
Varian Inc (a)	192	10	j2 Global Communications Inc (a)	1,239		25
		71
			Intimate Apparel (0.63%)
Insurance Brokers (0.03%)
			Warnaco Group Inc/The (a)	11,943		504
Crawford & Co (a)	741	3
eHealth Inc (a)	724	12	Investment Management & Advisory Services (0.03%)
Life Partners Holdings Inc	358	7	Calamos Asset Management Inc	69		1
		22	Epoch Holding Corp	419		4
Internet Application Software (0.76%)			GAMCO Investors Inc	195		9
Art Technology Group Inc (a)	3,805	17	Westwood Holdings Group Inc	235		9
Clicksoftware Technologies Ltd (a)	32,062	224				23
Cybersource Corp (a)	15,960	321	Lasers - Systems & Components (0.37%)
DealerTrack Holdings Inc (a)	984	19	II-VI Inc (a)	515		16
eResearchTechnology Inc (a)	1,896	11	Rofin-Sinar Technologies Inc (a)	11,856		280
Lionbridge Technologies Inc (a)	2,553	6				296
S1 Corp (a)	1,646	11
		609

See accompanying notes

336

Schedule of Investments SmallCap Growth Account II

December 31, 2009

	Shares	Value			Shares	Value
	Held	(000's)			Held	(000's)
COMMON STOCKS (continued)				COMMON STOCKS (continued)
Life & Health Insurance (0.29%)				Medical - Biomedical/Gene (continued)
Delphi Financial Group Inc	10,217 $		229	China-Biotics Inc (a)	309 $	5
FBL Financial Group Inc	240		4	Cubist Pharmaceuticals Inc (a)	1,763	33
			233	Cytokinetics Inc (a)	1,951	6
				Emergent Biosolutions Inc (a)	726	10
Lighting Products & Systems (0.43%)
Universal Display Corp (a)	27,745		343	Enzo Biochem Inc (a)	1,089	6
				Enzon Pharmaceuticals Inc (a)	1,322	14
Linen Supply & Related Items (0.01%)				Exelixis Inc (a)	3,196	23
Unifirst Corp/MA	125		6	GTx Inc (a)	850	4
				Halozyme Therapeutics Inc (a)	1,859	11
Machinery - Construction & Mining (0.36%)				Harvard Bioscience Inc (a)	994	3
Bucyrus International Inc	5,096		287	Human Genome Sciences Inc (a)	27,700	848
				Idera Pharmaceuticals Inc (a)	961	5
Machinery - Electrical (0.01%)
				Illumina Inc (a)	5,491	168
Baldor Electric Co	404		11
				Immunogen Inc (a)	40,118	315
Machinery - Farm (0.02%)				Immunomedics Inc (a)	2,769	9
Lindsay Corp	303		12	Incyte Corp (a)	1,956	18
				InterMune Inc (a)	1,067	14
Machinery - General Industry (0.61%)				Ligand Pharmaceuticals Inc (a)	4,243	9
Altra Holdings Inc (a)	187		2	Martek Biosciences Corp (a)	286	5
Chart Industries Inc (a)	806		13	Maxygen Inc (a)	1,089	7
DXP Enterprises Inc (a)	16,879		221	Medicines Co/The (a)	1,049	9
Intevac Inc (a)	18,615		214	Micromet Inc (a)	26,166	174
Middleby Corp (a)	495		24	Momenta Pharmaceuticals Inc (a)	1,015	13
Robbins & Myers Inc	93		2	Nanosphere Inc (a)	457	3
Tennant Co	550		15	Novavax Inc (a)	28,102	75
			491	NPS Pharmaceuticals Inc (a)	2,328	8
				OncoGenex Pharmaceutical Inc (a)	2,654	59
Machinery - Print Trade (0.13%)
Presstek Inc (a)	48,683		104	PDL BioPharma Inc	3,487	24
				Protalix BioTherapeutics Inc (a)	1,541	10
Machinery Tools & Related Products (0.01%)				Regeneron Pharmaceuticals Inc (a)	13,478	326
K-Tron International Inc (a)	92		10	Repligen Corp (a)	1,367	6
				RTI Biologics Inc (a)	1,072	4
Marine Services (0.01%)				Sangamo Biosciences Inc (a)	1,828	11
Great Lakes Dredge & Dock Corp	1,640		11	Seattle Genetics Inc (a)	2,179	22
				Vical Inc (a)	1,896	6
Medical - Biomedical/Gene (3.65%)
				Zymogenetics Inc (a)	1,667	11
3SBio Inc ADR (a)	22,065		302
						2,917
Acorda Therapeutics Inc (a)	990		25
Affymax Inc (a)	410		10	Medical - Drugs (0.96%)
Alnylam Pharmaceuticals Inc (a)	934		16	Amicus Therapeutics Inc (a)	673	3
AMAG Pharmaceuticals Inc (a)	5,020		191	Auxilium Pharmaceuticals Inc (a)	1,446	43
American Oriental Bioengineering Inc (a)	1,017		5	Biodel Inc (a)	688	3
Arena Pharmaceuticals Inc (a)	2,058		7	China Sky One Medical Inc (a)	520	12
Ariad Pharmaceuticals Inc (a)	4,854		11	Cumberland Pharmaceuticals Inc (a)	291	4
Arqule Inc (a)	1,091		4	Durect Corp (a)	3,655	9
BioCryst Pharmaceuticals Inc (a)	952		6	Infinity Pharmaceuticals Inc (a)	349	2
Cambrex Corp (a)	1,390		8	Jazz Pharmaceuticals Inc (a)	21,292	168
Cardium Therapeutics Inc (a)	1,729		1	KV Pharmaceutical Co (a)	1,031	4
Celera Corp (a)	743		5	Lannett Co Inc (a)	429	2
Cell Therapeutics Inc (a)	45,715		52	Medicis Pharmaceutical Corp	11,588	313

See accompanying notes

337

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical - Drugs (continued)			Medical Information Systems (1.04%)
Medivation Inc (a)	818 $	31	AMICAS Inc (a)	1,131 $	6
NeurogesX Inc (a)	460	3	athenahealth Inc (a)	10,948	495
Opko Health Inc (a)	1,947	4	Computer Programs & Systems Inc	278	13
Optimer Pharmaceuticals Inc (a)	714	8	Eclipsys Corp (a)	13,368	248
Pharmasset Inc (a)	513	11	Medidata Solutions Inc (a)	263	4
PharMerica Corp (a)	877	14	Phase Forward Inc (a)	1,177	18
Pozen Inc (a)	1,166	7	Quality Systems Inc	717	45
Progenics Pharmaceuticals Inc (a)	900	4			829
Rigel Pharmaceuticals Inc (a)	1,513	14
			Medical Instruments (3.01%)
Salix Pharmaceuticals Ltd (a)	1,250	32	Abaxis Inc (a)	625	16
Santarus Inc (a)	2,218	10	Angiodynamics Inc (a)	16,552	266
Savient Pharmaceuticals Inc (a)	1,623	22	Bovie Medical Corp (a)	726	6
Sciclone Pharmaceuticals Inc (a)	1,526	4	Bruker BioSciences Corp (a)	1,422	17
SIGA Technologies Inc (a)	1,155	7	Cardiovascular Systems Inc (a)	400	2
Sucampo Pharmaceuticals Inc (a)	542	2	Conceptus Inc (a)	883	17
Synta Pharmaceuticals Corp (a)	728	4	CryoLife Inc (a)	1,253	8
Vanda Pharmaceuticals Inc (a)	697	8	DexCom Inc (a)	1,339	11
Viropharma Inc (a)	725	6	Endologix Inc (a)	48,035	254
XenoPort Inc (a)	774	14	ev3 Inc (a)	17,484	233
		768	Genomic Health Inc (a)	440	9
Medical - Generic Drugs (0.76%)			Integra LifeSciences Holdings Corp (a)	545	20
Caraco Pharmaceutical Laboratories Ltd (a)	201	1	Kensey Nash Corp (a)	383	10
Impax Laboratories Inc (a)	44,650	607	Micrus Endovascular Corp (a)	701	10
		608	Natus Medical Inc (a)	925	14
			NuVasive Inc (a)	1,137	36
Medical - HMO (0.08%)
AMERIGROUP Corp (a)	1,573	42	Spectranetics Corp (a)	1,436	10
Centene Corp (a)	691	15	Stereotaxis Inc (a)	1,377	5
Metropolitan Health Networks Inc (a)	1,727	3	SurModics Inc (a)	456	10
Triple-S Management Corp (a)	46	1	Symmetry Medical Inc (a)	378	3
		61	Thoratec Corp (a)	27,729	746
			Trans1 Inc (a)	596	2
Medical - Nursing Homes (0.03%)			Vascular Solutions Inc (a)	690	6
Ensign Group Inc/The	529	8
			Volcano Corp (a)	39,355	684
National Healthcare Corp	155	5
			Young Innovations Inc	162	4
Odyssey HealthCare Inc (a)	754	12
					2,399
		25
			Medical Laboratory & Testing Service (1.15%)
Medical - Outpatient & Home Medical Care (0.11%)			Bio-Reference Labs Inc (a)	23,001	901
Air Methods Corp (a)	316	11
			Genoptix Inc (a)	528	19
Amedisys Inc (a)	750	36
					920
America Service Group Inc	351	5
Continucare Corp (a)	1,074	5	Medical Laser Systems (0.01%)
Gentiva Health Services Inc (a)	504	14	Palomar Medical Technologies Inc (a)	584	6
LHC Group Inc (a)	437	15
			Medical Products (1.78%)
		86
			ABIOMED Inc (a)	1,371	12
Medical Imaging Systems (0.20%)			Accuray Inc (a)	1,787	10
IRIS International Inc (a)	881	11	Alphatec Holdings Inc (a)	1,468	8
Merge Healthcare Inc (a)	44,987	151	American Medical Systems Holdings Inc (a)	17,308	334
		162	Atrion Corp	69	11

See accompanying notes

338

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical Products (continued)			Networking Products (continued)
BioMimetic Therapeutics Inc (a)	28,928 $	345	Atheros Communications Inc (a)	11,684 $	400
Cantel Medical Corp	440	9	BigBand Networks Inc (a)	1,623	6
Cyberonics Inc (a)	772	16	Infinera Corp (a)	29,178	259
Exactech Inc (a)	361	6	Netgear Inc (a)	428	9
Greatbatch Inc (a)	469	9	Polycom Inc (a)	13,259	331
Haemonetics Corp (a)	804	44	Switch & Data Facilities Co Inc (a)	500	10
Hanger Orthopedic Group Inc (a)	217	3			1,409
Invacare Corp	382	10
			Non-Ferrous Metals (0.39%)
Luminex Corp (a)	1,169	17	Horsehead Holding Corp (a)	24,437	312
NxStage Medical Inc (a)	1,028	9
Orthofix International NV (a)	505	16	Office Furnishings - Original (0.10%)
Orthovita Inc (a)	2,954	10	Herman Miller Inc	1,642	26
PSS World Medical Inc (a)	1,721	39	HNI Corp	996	28
Rockwell Medical Technologies Inc (a)	602	5	Interface Inc	1,460	12
Synovis Life Technologies Inc (a)	507	7	Knoll Inc	1,374	14
TomoTherapy Inc (a)	49,574	193			80
West Pharmaceutical Services Inc	1,027	40
			Oil - Field Services (0.11%)
Wright Medical Group Inc (a)	1,073	20
			Cal Dive International Inc (a)	493	4
Zoll Medical Corp (a)	9,368	250
			CARBO Ceramics Inc	486	33
		1,423
			Matrix Service Co (a)	362	4
Medical Sterilization Products (0.06%)			RPC Inc	1,254	13
STERIS Corp	1,778	50	Tetra Technologies Inc (a)	1,130	13
			Willbros Group Inc (a)	1,154	19
Metal Processors & Fabrication (0.60%)					86
Ampco-Pittsburgh Corp	188	6
CIRCOR International Inc	7,588	191	Oil & Gas Drilling (0.14%)
			Atlas Energy Inc (a)	971	29
Dynamic Materials Corp	567	11
			Hercules Offshore Inc (a)	431	2
Kaydon Corp	6,568	235
			Pioneer Drilling Co (a)	429	4
North American Galvanizing & Coating Inc	390	2
(a)			Vantage Drilling Co (a)	45,394	73
RBC Bearings Inc (a)	532	13			108
Worthington Industries Inc	1,514	20	Oil Company - Exploration & Production (2.27%)
		478	Apco Oil and Gas International Inc	436	10
Miscellaneous Manufacturers (0.07%)			Approach Resources Inc (a)	190	2
American Railcar Industries Inc	3,945	44	Arena Resources Inc (a)	1,117	48
China Fire & Security Group Inc (a)	611	8	ATP Oil & Gas Corp (a)	274	5
		52	BPZ Resources Inc (a)	1,933	18
			Brigham Exploration Co (a)	31,744	430
MRI - Medical Diagnostic Imaging (0.02%)
			Carrizo Oil & Gas Inc (a)	798	21
Alliance HealthCare Services Inc (a)	1,141	6
			Contango Oil & Gas Co (a)	323	15
RadNet Inc (a)	1,302	3
			CREDO Petroleum Corp (a)	240	2
Virtual Radiologic Corp (a)	319	4
			Endeavour International Corp (a)	4,838	5
		13
			GMX Resources Inc (a)	14,414	198
Multilevel Direct Selling (0.05%)			McMoRan Exploration Co (a)	1,738	14
Nu Skin Enterprises Inc	1,453	39	Northern Oil And Gas Inc (a)	902	11
			Panhandle Oil and Gas Inc	351	9
Networking Products (1.77%)
			Penn Virginia Corp	19,121	407
3Com Corp (a)	9,822	74
			Vaalco Energy Inc (a)	165	1
Acme Packet Inc (a)	28,230	310
			W&T Offshore Inc	912	11
Anixter International Inc (a)	216	10

See accompanying notes

339

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil Company - Exploration & Production			Power Converter & Supply Equipment (0.96%)
(continued)			Advanced Energy Industries Inc (a)	9,052 $		136
Whiting Petroleum Corp (a)	8,451 $	604
			Energy Conversion Devices Inc (a)	1,036		11
Zion Oil & Gas Inc (a)	623	4
			JA Solar Holdings Co Ltd ADR (a)	42,493		242
		1,815
			Powell Industries Inc (a)	240		8
Oil Field Machinery & Equipment (0.33%)			Power-One Inc (a)	59,140		257
Bolt Technology Corp (a)	142	1	PowerSecure International Inc (a)	15,051		109
Dril-Quip Inc (a)	4,174	236				763
Gulf Island Fabrication Inc	30	1
			Precious Metals (0.00%)
Lufkin Industries Inc	367	27
			Paramount Gold and Silver Corp (a)	2,268		3
Natural Gas Services Group Inc (a)	54	1
		266	Printing - Commercial (0.05%)
Oil Refining & Marketing (0.00%)			Cenveo Inc (a)	1,657		15
Alon USA Energy Inc	33	-	Multi-Color Corp	441		5
CVR Energy Inc (a)	77	1	Valassis Communications Inc (a)	1,053		19
		1				39
Paper & Related Products (0.93%)			Private Corrections (0.03%)
Boise Inc (a)	673	4	Geo Group Inc/The (a)	1,251		27
Orchids Paper Products Co (a)	204	4
			Property & Casualty Insurance (0.68%)
Schweitzer-Mauduit International Inc	10,321	726
			American Safety Insurance Holdings Ltd (a)	41		-
Wausau Paper Corp	724	8
			Amtrust Financial Services Inc	150		2
		742
			First Mercury Financial Corp	312		4
Patient Monitoring Equipment (0.09%)			Hallmark Financial Services (a)	49		-
CardioNet Inc (a)	1,058	6	PMA Capital Corp (a)	33,806		213
Insulet Corp (a)	902	13	RLI Corp	218		12
Masimo Corp (a)	1,321	40	Safety Insurance Group Inc	74		3
Somanetics Corp (a)	592	11	Tower Group Inc	13,227		310
		70				544
Pharmacy Services (2.20%)			Protection - Safety (0.01%)
BioScrip Inc (a)	95,386	798	Landauer Inc	162		10
Catalyst Health Solutions Inc (a)	19,333	705
Clarient Inc (a)	1,276	3	Publishing - Newspapers (0.20%)
SXC Health Solutions Corp (a)	4,634	250	Dolan Media Co (a)	15,257		156
		1,756
			Recreational Vehicles (0.05%)
Physical Therapy & Rehabilitation Centers (0.66%)			Polaris Industries Inc	884		39
Healthsouth Corp (a)	2,689	50
Psychiatric Solutions Inc (a)	1,158	25	Recycling (0.39%)
RehabCare Group Inc (a)	14,806	451	Metalico Inc (a)	62,758		309
US Physical Therapy Inc (a)	256	4
		530	REITS - Apartments (0.03%)
			Mid-America Apartment Communities Inc	435		21
Physician Practice Management (0.02%)
American Dental Partners Inc (a)	194	2	REITS - Diversified (0.04%)
Healthways Inc (a)	87	2	DuPont Fabros Technology Inc	621		11
IPC The Hospitalist Co Inc (a)	419	14	Investors Real Estate Trust	165		2
		18	PS Business Parks Inc	180		9
Poultry (0.03%)			Washington Real Estate Investment Trust	300		8
Sanderson Farms Inc	533	22				30

See accompanying notes

340

Schedule of Investments SmallCap Growth Account II

December 31, 2009

	Shares	Value			Shares	Value
	Held	(000's)			Held	(000's)
COMMON STOCKS (continued)				COMMON STOCKS (continued)
REITS - Healthcare (0.03%)				Retail - Apparel & Shoe (continued)
LTC Properties Inc	116 $		3	Lululemon Athletica Inc (a)	1,221 $	37
National Health Investors Inc	61		2	Men's Wearhouse Inc	123	3
Omega Healthcare Investors Inc	679		13	Stein Mart Inc (a)	1,066	11
Universal Health Realty Income Trust	272		9	Wet Seal Inc/The (a)	101,136	349
			27			1,232
REITS - Manufactured Homes (0.03%)				Retail - Appliances (0.02%)
Equity Lifestyle Properties Inc	470		24	hhgregg Inc (a)	551	12

REITS - Shopping Centers (0.04%)				Retail - Auto Parts (0.21%)
Acadia Realty Trust	432		7	PEP Boys-Manny Moe & Jack	19,746	167
Saul Centers Inc	173		6
Tanger Factory Outlet Centers	574		22	Retail - Automobile (0.01%)
			35	America's Car-Mart Inc (a)	280	7
				Sonic Automotive Inc (a)	348	4
REITS - Single Tenant (0.02%)
						11
Alexander's Inc (a)	31		9
Getty Realty Corp	321		8	Retail - Building Products (0.52%)
			17	Lumber Liquidators Inc (a)	15,375	412

REITS - Warehouse & Industrial (0.02%)				Retail - Computer Equipment (0.00%)
EastGroup Properties Inc	461		18	PC Mall Inc (a)	128	1

Rental - Auto & Equipment (0.04%)				Retail - Convenience Store (0.04%)
Avis Budget Group Inc (a)	1,745		23	Casey's General Stores Inc	809	26
McGrath Rentcorp	155		4	Pantry Inc/The (a)	125	2
RSC Holdings Inc (a)	1,295		9	Susser Holdings Corp (a)	54	-
			36			28
Research & Development (0.35%)				Retail - Discount (0.69%)
Kendle International Inc (a)	146		3	99 Cents Only Stores (a)	23,932	313
Parexel International Corp (a)	19,472		274	Citi Trends Inc (a)	7,603	210
			277	Fred's Inc	573	6
Resorts & Theme Parks (0.10%)				HSN Inc (a)	1,093	22
Bluegreen Corp (a)	31,818		77			551
				Retail - Fabric Store (0.02%)
Respiratory Products (0.39%)
				Jo-Ann Stores Inc (a)	453	16
ResMed Inc (a)	5,965		312
				Retail - Gardening Products (0.07%)
Retail - Apparel & Shoe (1.54%)
				Tractor Supply Co (a)	1,028	54
Buckle Inc/The	668		20
Cato Corp/The	794		16	Retail - Home Furnishings (0.01%)
Chico's FAS Inc (a)	32,416		455	Kirkland's Inc (a)	528	9
Childrens Place Retail Stores Inc/The (a)	675		22
Collective Brands Inc (a)	806		18	Retail - Jewelry (0.01%)
Destination Maternity Corp (a)	199		4	Fuqi International Inc (a)	544	10
Dress Barn Inc (a)	552		13
Finish Line Inc/The	1,129		14	Retail - Miscellaneous/Diversified (0.01%)
				Pricesmart Inc	477	10
Gymboree Corp (a)	649		28
HOT Topic Inc (a)	1,263		8
				Retail - Office Supplies (0.02%)
J Crew Group Inc (a)	4,493		201
				OfficeMax Inc (a)	1,477	19
JOS A Bank Clothiers Inc (a)	548		23
Liz Claiborne Inc (a)	1,727		10

See accompanying notes

341

Schedule of Investments SmallCap Growth Account II

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)

Retail - Pawn Shops (0.05%)			Satellite Telecommunications (continued)

Ezcorp Inc (a)	1,267 $	22	Hughes Communications Inc (a)	379 $		10

First Cash Financial Services Inc (a)	650	14	Loral Space & Communications Inc (a)	275		9

		36				40

Retail - Perfume & Cosmetics (0.76%)			Savings & Loans - Thrifts (0.02%)

Sally Beauty Holdings Inc (a)	1,089	9	Brookline Bancorp Inc	706		7

Ulta Salon Cosmetics & Fragrance Inc (a)	32,940	598	Brooklyn Federal Bancorp Inc	70		1

		607	Cheviot Financial Corp	29		-

			Clifton Savings Bancorp Inc	48		-
Retail - Pet Food & Supplies (0.02%)

PetMed Express Inc	673	12	Heritage Financial Group	19		-
			Kentucky First Federal Bancorp	21		-

Retail - Petroleum Products (0.06%)			Oritani Financial Corp	354		5

World Fuel Services Corp	1,724	46	Prudential Bancorp Inc of Pennsylvania	157		2

			Roma Financial Corp	176		2

Retail - Restaurants (1.35%)			United Financial Bancorp Inc	127		2

AFC Enterprises Inc (a)	114	1				19
BJ's Restaurants Inc (a)	13,204	249
			Schools (0.98%)
Buffalo Wild Wings Inc (a)	516	21
			American Public Education Inc (a)	6,425		221
California Pizza Kitchen Inc (a)	859	12
			Bridgepoint Education Inc (a)	590		9
Caribou Coffee Co Inc (a)	304	2
			Capella Education Co (a)	3,191		240
Carrols Restaurant Group Inc (a)	480	3
			ChinaCast Education Corp (a)	1,254		9
CEC Entertainment Inc (a)	665	21
			Corinthian Colleges Inc (a)	18,958		261
Cheesecake Factory Inc/The (a)	1,773	38
			Grand Canyon Education Inc (a)	447		9
Chipotle Mexican Grill Inc (a)	1,876	165
			K12 Inc (a)	615		12
CKE Restaurants Inc	1,444	12
			Lincoln Educational Services Corp (a)	445		10
Cracker Barrel Old Country Store Inc	478	18
			Universal Technical Institute Inc (a)	547		11
Denny's Corp (a)	4,780	11
						782
DineEquity Inc (a)	482	12

Domino's Pizza Inc (a)	163	1	Seismic Data Collection (0.00%)

Einstein Noah Restaurant Group Inc (a)	197	2	Geokinetics Inc (a)	169		2

Jack in the Box Inc (a)	1,495	30
			Semiconductor Component - Integrated Circuits (1.09%)
Papa John's International Inc (a)	504	12
			Cirrus Logic Inc (a)	35,344		241
PF Chang's China Bistro Inc (a)	665	25
			Emulex Corp (a)	20,551		224
Sonic Corp (a)	1,621	16
			Hittite Microwave Corp (a)	7,914		322
Texas Roadhouse Inc (a)	38,049	427
			Micrel Inc	896		7
		1,078
			Power Integrations Inc	622		23

Retail - Sporting Goods (0.46%)			Sigma Designs Inc (a)	861		9

Big 5 Sporting Goods Corp	636	11	Standard Microsystems Corp (a)	1,341		28

Hibbett Sports Inc (a)	7,896	174	TriQuint Semiconductor Inc (a)	2,646		16

Zumiez Inc (a)	14,099	179				870
		364
			Semiconductor Equipment (2.64%)

Retirement & Aged Care (0.01%)			Amtech Systems Inc (a)	23,443		258

Emeritus Corp (a)	513	10	Entegris Inc (a)	58,153		307

			Formfactor Inc (a)	19,339		421
Rubber - Tires (0.25%)
			Kulicke & Soffa Industries Inc (a)	58,627		316
Cooper Tire & Rubber Co	10,061	202
			Nanometrics Inc (a)	18,727		212

Satellite Telecommunications (0.05%)			Tessera Technologies Inc (a)	1,475		34

DigitalGlobe Inc (a)	375	9	Ultratech Inc (a)	735		11

GeoEye Inc (a)	432	12

See accompanying notes

342

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Semiconductor Equipment (continued)			Telephone - Integrated (continued)
Veeco Instruments Inc (a)	16,538 $	547	Shenandoah Telecommunications Co	875 $		18
		2,106	Sprint Nextel Corp (a)	1		-
						38
Steel - Producers (0.13%)
General Steel Holdings Inc (a)	23,488	104	Textile - Apparel (0.01%)
			Cherokee Inc	393		7
Storage & Warehousing (0.01%)
Mobile Mini Inc (a)	409	6	Theaters (0.34%)
			Cinemark Holdings Inc	18,881		271
Superconductor Production & Systems (0.91%)			National CineMedia Inc	129		2
American Superconductor Corp (a)	17,794	728				273

Telecommunication Equipment (0.96%)			Therapeutics (0.74%)
ADC Telecommunications Inc (a)	912	6	Allos Therapeutics Inc (a)	1,775		12
ADTRAN Inc	1,357	31	AVANIR Pharmaceuticals Inc (a)	2,712		5
Anaren Inc (a)	573	9	AVI BioPharma Inc (a)	4,229		6
Applied Signal Technology Inc	13,790	266	Cornerstone Therapeutics Inc (a)	276		2
Arris Group Inc (a)	2,817	32	Cypress Bioscience Inc (a)	1,695		10
Comtech Telecommunications Corp (a)	887	31	Dyax Corp (a)	1,882		6
CPI International Inc (a)	99	1	Hemispherx Biopharma Inc (a)	5,177		3
NICE Systems Ltd ADR (a)	10,803	335	Inspire Pharmaceuticals Inc (a)	43,128		238
Plantronics Inc	1,121	29	Isis Pharmaceuticals Inc (a)	16,435		183
Preformed Line Products Co	96	4	ISTA Pharmaceuticals Inc (a)	1,419		7
ShoreTel Inc (a)	1,969	12	MannKind Corp (a)	1,520		13
Tekelec (a)	674	10	Onyx Pharmaceuticals Inc (a)	1,616		48
		766	Osiris Therapeutics Inc (a)	736		5
			Questcor Pharmaceuticals Inc (a)	2,553		12
Telecommunication Equipment - Fiber Optics (0.58%)
			Spectrum Pharmaceuticals Inc (a)	1,642		7
Harmonic Inc (a)	2,295	14
			Theravance Inc (a)	1,383		18
IPG Photonics Corp (a)	26,118	437
			Vivus Inc (a)	2,103		19
Oplink Communications Inc (a)	705	12
						594
		463
			Tobacco (0.04%)
Telecommunication Services (0.78%)
			Alliance One International Inc (a)	2,687		13
Cbeyond Inc (a)	615	10
			Universal Corp/VA	87		4
Consolidated Communications Holdings Inc	584	10
			Vector Group Ltd	1,148		16
Global Crossing Ltd (a)	646	9
						33
Iowa Telecommunications Services Inc	235	4
Knology Inc (a)	460	5	Transactional Software (0.19%)
MasTec Inc (a)	9,849	123	ACI Worldwide Inc (a)	1,084		18
Neutral Tandem Inc (a)	16,904	385	ArcSight Inc (a)	538		14
NTELOS Holdings Corp	897	16	Bottomline Technologies Inc (a)	777		13
PAETEC Holding Corp (a)	3,256	13	Solera Holdings Inc	1,825		66
Premiere Global Services Inc (a)	1,425	12	VeriFone Holdings Inc (a)	2,238		37
RCN Corp (a)	950	10				148
SAVVIS Inc (a)	970	14	Transport - Air Freight (0.01%)
USA Mobility Inc (a)	904	10	Air Transport Services Group Inc (a)	1,455		4
		621
			Transport - Marine (0.05%)
Telephone - Integrated (0.05%)
			Golar LNG Ltd (a)	959		12
Alaska Communications Systems Group Inc	1,169	9
			Gulfmark Offshore Inc (a)	340		10
Cincinnati Bell Inc (a)	1,815	6
			Ship Finance International Ltd	769		11
HickoryTech Corp	555	5

See accompanying notes

343

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Transport - Marine (continued)			Wireless Equipment (continued)
Teekay Tankers Ltd	479 $	4	Ceragon Networks Ltd (a)	22,740 $	267
		37	EMS Technologies Inc (a)	553	8
			InterDigital Inc (a)	1,344	36
Transport - Rail (0.04%)
Genesee & Wyoming Inc (a)	966	32	Novatel Wireless Inc (a)	1,355	11
			RF Micro Devices Inc (a)	7,793	37
Transport - Services (0.53%)			Viasat Inc (a)	20,836	662
Dynamex Inc (a)	325	6			1,040
HUB Group Inc (a)	15,336	411	Wound, Burn & Skin Care (0.34%)
PHI Inc (a)	343	7	Obagi Medical Products Inc (a)	22,461	270
		424	TOTAL COMMON STOCKS	$ 76,730
Transport - Truck (0.06%)				Principal
Forward Air Corp	353	9		Amount	Value
Heartland Express Inc	968	14		(000's)	(000's)
Knight Transportation Inc	1,183	23	REPURCHASE AGREEMENTS (1.45%)
		46	Diversified Banking Institutions (1.45%)
Travel Services (0.04%)			Investment in Joint Trading Account; Bank
			of America Repurchase Agreement;
Ambassadors Group Inc	836	11
			0.005% dated 12/31/09 maturing 01/04/10
Interval Leisure Group Inc (a)	1,092	14	(collateralized by Sovereign Agency
Universal Travel Group (a)	381	4	Issues; $519,000; 0.00% - 3.75%; dated
		29	01/26/10 - 04/15/26)	$ 509$	509
			Investment in Joint Trading Account;
Ultra Sound Imaging Systems (0.02%)			Deutsche Bank Repurchase Agreement;
SonoSite Inc (a)	510	12	0.01% dated 12/31/09 maturing 01/04/10
			(collateralized by Sovereign Agency
Veterinary Diagnostics (0.45%)			Issues; $160,000; 0.00% - 4.75%; dated
Neogen Corp (a)	15,164	358	02/22/10 - 11/19/12)	156	156
			Investment in Joint Trading Account;
			Morgan Stanley Repurchase Agreement;
Vitamins & Nutrition Products (0.01%)
			0.01% dated 12/31/09 maturing 01/04/10
Schiff Nutrition International Inc	73	1	(collateralized by Sovereign Agency
USANA Health Sciences Inc (a)	285	9	Issues; $503,000; 0.00% - 0.90%; dated
		10	01/15/10 - 04/08/10)	493	493
					1,158
Water (0.01%)
California Water Service Group	68	2	TOTAL REPURCHASE AGREEMENTS	$ 1,158
Connecticut Water Service Inc	24	1	Total Investments	$ 77,888
Consolidated Water Co Ltd	236	3	Other Assets in Excess of Liabilities, Net - 2.45%		1,956
York Water Co	185	3
			TOTAL NET ASSETS - 100.00%	$ 79,844
		9
Web Hosting & Design (0.94%)
NIC Inc	37,096	339	(a) Non-Income Producing Security
			(b) Security is Illiquid
Rackspace Hosting Inc (a)	19,033	397
Terremark Worldwide Inc (a)	1,635	11
		747
Web Portals (0.16%)
Earthlink Inc	641	5
Local.com Corp (a)	20,845	121
		126
Wireless Equipment (1.30%)
Aruba Networks Inc (a)	1,782	19

See accompanying notes

344

	Schedule of Investments
	SmallCap Growth Account II
	December 31, 2009
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 15,326
Unrealized Depreciation	(3,058)
Net Unrealized Appreciation (Depreciation)	12,268
Cost for federal income tax purposes	65,620
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector	Percent
Consumer, Non-cyclical	28.17%
Technology	18.57%
Consumer, Cyclical	14.09%
Communications	13.84%
Industrial	11.17%
Financial	5.54%
Energy	3.91%
Basic Materials	2.20%
Utilities	0.06%
Diversified	0.00%
Other Assets in Excess of Liabilities, Net	2.45%
TOTAL NET ASSETS	100.00%
Other Assets Summary (unaudited)
Asset Type	Percent
Futures	3.91%

	Futures Contracts
				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)
Russell 2000 mini; March 2010	Buy	50	$ 3,003	$ 3,119	$ 116
All dollar amounts are shown in thousands (000's)

See accompanying notes

345

Schedule of Investments SmallCap Value Account I

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (95.31%)			COMMON STOCKS (continued)
Advanced Materials & Products (0.31%)			Apparel Manufacturers (continued)
Ceradyne Inc (a)	16,154 $	310	Quiksilver Inc (a)	15,427$	31
STR Holdings Inc (a)	6,500	102	True Religion Apparel Inc (a)	4,900	91
		412			1,424
Advertising Services (0.02%)			Applications Software (0.21%)
inVentiv Health Inc (a)	1,394	23	American Reprographics Co (a)	397	3
Marchex Inc	870	4	Callidus Software Inc (a)	1,171	3
		27	China Information Security Technology Inc	352	2
			(a)
Aerospace & Defense (0.25%)
			Deltek Inc (a)	69	1
Cubic Corp	900	34
			Emdeon Inc (a)	1,700	26
Esterline Technologies Corp (a)	6,192	252
			Progress Software Corp (a)	3,600	105
Teledyne Technologies Inc (a)	1,369	53
			Quest Software Inc (a)	7,349	135
		339
					275
Aerospace & Defense Equipment (0.73%)
			Audio & Video Products (0.01%)
AAR Corp (a)	2,309	53
			Audiovox Corp (a)	1,661	12
Argon ST Inc (a)	190	4
			Universal Electronics Inc (a)	324	7
Astronics Corp (a)	142	1
					19
Curtiss-Wright Corp	8,267	259
Ducommun Inc	5,416	101	Auto - Medium & Heavy Duty Trucks (0.10%)
HEICO Corp	1,700	75	Force Protection Inc (a)	26,200	137
Kaman Corp	339	8
			Auto/Truck Parts & Equipment - Original (0.40%)
LMI Aerospace Inc (a)	425	6
			American Axle & Manufacturing Holdings
Moog Inc (a)	3,989	117	Inc (a)	2,417	19
Orbital Sciences Corp (a)	4,600	70	ArvinMeritor Inc (a)	3,410	38
Triumph Group Inc	5,971	288	Dana Holding Corp (a)	7,783	84
		982	Miller Industries Inc/TN (a)	953	11
Agricultural Operations (0.29%)			Modine Manufacturing Co (a)	11,824	140
Andersons Inc/The	15,227	393	Spartan Motors Inc	27,735	156
			Superior Industries International Inc	1,284	20
Air Pollution Control Equipment (0.00%)			Tenneco Inc (a)	3,051	54
Met-Pro Corp	297	3	Titan International Inc	1,950	16
					538
Airlines (1.32%)
AirTran Holdings Inc (a)	6,300	33	Auto/Truck Parts & Equipment - Replacement (0.46%)
Alaska Air Group Inc (a)	4,710	163	ATC Technology Corp/IL (a)	15,990	381
Allegiant Travel Co (a)	3,300	156	Dorman Products Inc (a)	905	14
Hawaiian Holdings Inc (a)	40,100	281	Exide Technologies (a)	3,253	23
JetBlue Airways Corp (a)	21,138	115	Standard Motor Products Inc (a)	23,907	204
Republic Airways Holdings Inc (a)	37,811	279			622
Skywest Inc	40,915	692	B2B - E-Commerce (0.04%)
US Airways Group Inc (a)	8,992	44	ePlus Inc (a)	326	5
		1,763	Global Sources Ltd (a)	1,362	9
Apparel Manufacturers (1.06%)			i2 Technologies Inc (a)	1,772	34
Carter's Inc (a)	5,458	143			48
Columbia Sportswear Co	737	29	Batteries & Battery Systems (0.46%)
G-III Apparel Group Ltd (a)	6,024	130	A123 Systems Inc (a)	1,600	36
Jones Apparel Group Inc	38,700	621	EnerSys (a)	26,712	584
Maidenform Brands Inc (a)	8,200	137			620
Oxford Industries Inc	11,680	242

See accompanying notes

346

Schedule of Investments

SmallCap Value Account I

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)

Beverages - Non-Alcoholic (0.02%)			Building Products - Doors & Windows (0.14%)

Heckmann Corp (a)	4,453 $	22	Apogee Enterprises Inc	13,504 $	189

National Beverage Corp (a)	517	7

		29	Building Products - Wood (0.13%)
			Universal Forest Products Inc	4,835	178
Broadcasting Services & Programming (0.09%)

Crown Media Holdings Inc (a)	679	1	Cable/Satellite TV (0.08%)

World Wrestling Entertainment Inc	7,762	119	LodgeNet Interactive Corp (a)	18,324	101

		120	Mediacom Communications Corp (a)	2,452	11

Building - Heavy Construction (0.49%)					112

Granite Construction Inc	7,923	267	Cellular Telecommunications (0.06%)

Sterling Construction Co Inc (a)	5,854	112	Syniverse Holdings Inc (a)	4,726	83
Tutor Perini Corp (a)	15,276	276

		655	Chemicals - Diversified (0.84%)

			Aceto Corp	12,891	66
Building - Maintenance & Service (0.08%)
			Innophos Holdings Inc	15,026	346
ABM Industries Inc	5,310	110
			Innospec Inc	7,309	74

Building - Mobile Home & Manufactured Housing (0.01%)			Olin Corp	7,167	126

Winnebago Industries (a)	1,401	17	Rockwood Holdings Inc (a)	8,753	206
			Solutia Inc (a)	21,738	276

Building - Residential & Commercial (0.26%)			Westlake Chemical Corp	1,284	32

Beazer Homes USA Inc (a)	3,794	18			1,126

Brookfield Homes Corp (a)	2,500	20
			Chemicals - Plastics (0.60%)
Hovnanian Enterprises Inc (a)	2,253	9
			A Schulman Inc	14,013	283
M/I Homes Inc (a)	7,300	76
			PolyOne Corp (a)	24,807	185
Meritage Homes Corp (a)	2,768	53
			Spartech Corp	32,007	329
Ryland Group Inc	2,424	48
					797
Standard Pacific Corp (a)	31,607	118

		342	Chemicals - Specialty (1.16%)
			Arch Chemicals Inc	1,182	36
Building & Construction - Miscellaneous (0.17%)
			Ferro Corp	2,490	21
Dycom Industries Inc (a)	16,629	134
			Hawkins Inc	2,251	49
Insituform Technologies Inc (a)	2,539	58
			HB Fuller Co	14,890	339
Integrated Electrical Services Inc (a)	571	3
			Minerals Technologies Inc	3,327	181
Layne Christensen Co (a)	1,262	36
			NewMarket Corp	3,100	356
		231
			OM Group Inc (a)	7,325	230

Building & Construction Products -			Omnova Solutions Inc (a)	24,500	150

Miscellaneous (0.66%)			Quaker Chemical Corp	1,082	22
Drew Industries Inc (a)	695	14
			Sensient Technologies Corp	2,721	72
Gibraltar Industries Inc (a)	24,712	389
			Stepan Co	52	3
Interline Brands Inc (a)	13,107	226
			Symyx Technologies Inc (a)	683	4
Louisiana-Pacific Corp (a)	7,048	49
			WR Grace & Co (a)	3,353	85
NCI Building Systems Inc (a)	28,232	51
					1,548
Quanex Building Products Corp	7,890	134

Trex Co Inc (a)	1,261	25	Circuit Boards (0.29%)

		888	DDi Corp (a)	1,171	6
			Multi-Fineline Electronix Inc (a)	4,500	128
Building Products - Air & Heating (0.29%)
			Park Electrochemical Corp	737	20
Comfort Systems USA Inc	31,814	393
			TTM Technologies Inc (a)	20,248	233

Building Products - Cement & Aggregate (0.03%)					387

Texas Industries Inc	1,314	46

See accompanying notes

347

Schedule of Investments SmallCap Value Account I

December 31, 2009

	Shares	Value			Shares	Value
	Held	(000's)			Held	(000's)
COMMON STOCKS (continued)				COMMON STOCKS (continued)
Coal (0.16%)				Commercial Banks (continued)
Cloud Peak Energy Inc (a)	7,700 $		112	Farmers Capital Bank Corp	2,317 $		24
International Coal Group Inc (a)	5,579		21	Financial Institutions Inc	3,643		43
Patriot Coal Corp (a)	4,838		75	First Bancorp Inc/ME	851		13
Westmoreland Coal Co (a)	763		7	First BanCorp/Puerto Rico	6,400		15
			215	First Bancorp/Troy NC	4,822		67
				First Commonwealth Financial Corp	5,507		26
Collectibles (0.06%)
RC2 Corp (a)	5,866		87	First Community Bancshares Inc/VA	10,968		132
				First Financial Bancorp	28,737		418
Commercial Banks (8.90%)				First Financial Bankshares Inc	3,702		201
1st Source Corp	3,360		54	First Financial Corp/IN	754		23
1st United Bancorp Inc/Boca Raton (a)	10,100		72	First Merchants Corp	3,800		23
Alliance Financial Corp/NY	1,180		32	First Midwest Bancorp Inc/IL	2,926		32
American National Bankshares Inc	572		13	First of Long Island Corp/The	435		11
Ameris Bancorp	4,102		29	First South Bancorp Inc/Washington NC	2,190		23
Ames National Corp	341		7	FirstMerit Corp	23,040		464
Arrow Financial Corp	341		9	FNB Corp/PA	62,062		421
Auburn National Bancorporation Inc	218		4	German American Bancorp Inc	1,071		17
Bancfirst Corp	3,026		112	Glacier Bancorp Inc	3,452		47
Banco Latinoamericano de Comercio				Great Southern Bancorp Inc	741		16
Exterior SA	7,860		109	Guaranty Bancorp (a)	5,900		8
Bancorp Inc/DE (a)	1,935		13	Hancock Holding Co	1,369		60
Bancorp Rhode Island Inc	341		9	Heartland Financial USA Inc	2,963		43
Bank Mutual Corp	3,002		21	Home Bancshares Inc/Conway AR	1,125		27
Bank of Kentucky Financial Corp	297		6	Hudson Valley Holding Corp	1,870		46
Bank of Marin Bancorp	106		3	Iberiabank Corp	8,819		475
Bank of the Ozarks Inc	3,273		96	Independent Bank Corp/Rockland MA	9,341		195
Banner Corp	1,800		5	International Bancshares Corp	21,026		398
Bar Harbor Bankshares	272		7	Lakeland Bancorp Inc	7,679		49
Bridge Bancorp Inc	106		3	Lakeland Financial Corp	4,724		81
Bryn Mawr Bank Corp	545		8	MB Financial Inc	5,445		107
Camden National Corp	730		24	Merchants Bancshares Inc	455		10
Cardinal Financial Corp	1,429		12	Midsouth Bancorp Inc	435		6
Cathay General Bancorp	3,051		23	Nara Bancorp Inc (a)	20,000		227
Center Bancorp Inc	1,124		10	National Bankshares Inc	657		19
Central Pacific Financial Corp (a)	400		1	National Penn Bancshares Inc	27,173		157
Century Bancorp Inc/MA	324		7	NBT Bancorp Inc	9,212		188
Chemical Financial Corp	5,174		122	Northrim BanCorp Inc	597		10
Citizens & Northern Corp	870		8	Norwood Financial Corp	170		5
Citizens Holding Co	284		6	Ohio Valley Banc Corp	380		8
Citizens Republic Bancorp Inc (a)	37,055		26	Old National Bancorp/IN	4,867		61
City Holding Co	9,223		298	Old Point Financial Corp	189		3
CNB Financial Corp/PA	435		7	Old Second Bancorp Inc	900		6
Columbia Banking System Inc	6,425		104	Oriental Financial Group Inc	7,437		80
Community Bank System Inc	17,007		328	Orrstown Financial Services Inc	256		9
Community Trust Bancorp Inc	11,235		275	Pacific Capital Bancorp NA	8,000		8
CVB Financial Corp	71,327		616	PacWest Bancorp	4,374		88
Eagle Bancorp Inc (a)	1,456		15	Park National Corp	2,454		145
East West Bancorp Inc	21,015		332	Peapack Gladstone Financial Corp	706		9
Enterprise Bancorp Inc/MA	541		6	Penns Woods Bancorp Inc	169		5

See accompanying notes

348

Schedule of Investments

SmallCap Value Account I

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)

Commercial Banks (continued)			Commercial Banks (continued)
Peoples Bancorp Inc/OH	5,373 $	52	Wilshire Bancorp Inc	11,631 $	95

Peoples Financial Corp/MS	352	7	Wintrust Financial Corp	10,638	328

Pinnacle Financial Partners Inc (a)	1,840	26			11,917

Porter Bancorp Inc	677	10
			Commercial Services (1.25%)
Prosperity Bancshares Inc	12,867	521	Convergys Corp (a)	17,200	185

Renasant Corp	10,286	140	DynCorp International Inc (a)	34,449	494

Republic Bancorp Inc/KY	6,259	129	ICT Group Inc (a)	162	3

S&T Bancorp Inc	5,512	94	Live Nation Inc (a)	4,676	40

Sandy Spring Bancorp Inc	1,592	14	Mac-Gray Corp	898	9

Santander BanCorp (a)	3,465	43	PHH Corp (a)	39,352	634

SCBT Financial Corp	792	22	Providence Service Corp/The (a)	4,200	66

Shore Bancshares Inc	1,524	22	Standard Parking Corp (a)	572	9

Sierra Bancorp	3,644	28	Steiner Leisure Ltd (a)	464	19

Signature Bank/New York NY (a)	7,208	230	TeleTech Holdings Inc (a)	10,600	212

Simmons First National Corp	3,281	91			1,671
Smithtown Bancorp Inc	1,417	8

South Financial Group Inc/The	84,600	55	Commercial Services - Finance (1.16%)
			Advance America Cash Advance Centers Inc	19,735	110
Southside Bancshares Inc	5,813	114
			Cardtronics Inc (a)	296	3
Southwest Bancorp Inc/Stillwater OK	5,889	41
			Deluxe Corp	44,636	660
State Bancorp Inc/NY	1,388	10
			Dollar Financial Corp (a)	16,252	385
StellarOne Corp	2,197	22
			Euronet Worldwide Inc (a)	575	13
Sterling Bancorp/NY	11,145	80
			Global Cash Access Holdings Inc (a)	7,024	53
Sterling Bancshares Inc/TX	19,484	100
			Jackson Hewitt Tax Service Inc (a)	2,745	12
Suffolk Bancorp	1,797	53
			MoneyGram International Inc (a)	1,144	3
Sun Bancorp Inc/NJ (a)	1,307	5
			Rewards Network Inc	408	5
Susquehanna Bancshares Inc	4,822	28
			TNS Inc (a)	2,400	62
SVB Financial Group (a)	15,289	637
			Wright Express Corp (a)	7,800	248
SY Bancorp Inc	652	14
					1,554
Texas Capital Bancshares Inc (a)	2,060	29

Tompkins Financial Corp	494	20	Communications Software (0.08%)

Tower Bancorp Inc	455	10	Digi International Inc (a)	1,538	14

TowneBank/Portsmouth VA	2,035	24	DivX Inc (a)	1,171	7

Trico Bancshares	3,600	60	Seachange International Inc (a)	12,370	81

Trustco Bank Corp NY	24,179	152			102

Trustmark Corp	10,294	232	Computer Aided Design (0.13%)
UMB Financial Corp	7,871	310	Aspen Technology Inc (a)	17,300	170
Umpqua Holdings Corp	13,832	185

Union Bankshares Corp/VA	5,011	62	Computer Data Security (0.03%)
United Bankshares Inc	4,874	97	Fortinet Inc (a)	2,200	39

United Community Banks Inc/GA (a)	12,592	43

United Security Bancshares/Thomasville AL	572	10	Computer Graphics (0.01%)

Univest Corp of Pennsylvania	1,061	19	Monotype Imaging Holdings Inc (a)	2,088	19

Washington Banking Co	925	11
			Computer Services (0.77%)
Washington Trust Bancorp Inc	4,446	69
			CACI International Inc (a)	1,678	82
Webster Financial Corp	3,795	45
			Ciber Inc (a)	30,655	106
WesBanco Inc	5,674	70
			Computer Task Group Inc (a)	516	4
West Bancorporation Inc	4,000	20
			COMSYS IT Partners Inc (a)	4,053	36
Westamerica Bancorporation	815	45
			Dynamics Research Corp (a)	6,217	66
Wilber Corp	545	4
			Insight Enterprises Inc (a)	19,957	228

See accompanying notes

349

Schedule of Investments SmallCap Value Account I

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Computer Services (continued)			Consumer Products - Miscellaneous (continued)
Ness Technologies Inc (a)	3,739 $	18	Helen of Troy Ltd (a)	16,077 $	393
SRA International Inc (a)	1,883	36	Jarden Corp	1,565	48
SYKES Enterprises Inc (a)	4,800	122	Prestige Brands Holdings Inc (a)	16,708	131
Unisys Corp (a)	8,081	312	Tupperware Brands Corp	4,400	205
Virtusa Corp (a)	1,924	17	WD-40 Co	490	16
		1,027			1,780
Computer Software (0.06%)			Containers - Metal & Glass (0.26%)
Avid Technology Inc (a)	1,454	19	Bway Holding Co (a)	652	13
Double-Take Software Inc (a)	135	1	Silgan Holdings Inc	5,724	331
Global Defense Technology & Systems Inc (a)	3,900	64			344
		84
			Containers - Paper & Plastic (0.51%)
Computers - Integrated Systems (0.23%)			AEP Industries Inc (a)	25	1
Agilysys Inc	1,470	13	Graphic Packaging Holding Co (a)	7,339	26
Cray Inc (a)	14,525	93	Rock-Tenn Co	12,955	653
Mercury Computer Systems Inc (a)	8,398	93			680
MTS Systems Corp	961	28
			Cosmetics & Toiletries (0.04%)
Netscout Systems Inc (a)	3,697	54	Chattem Inc (a)	107	10
PAR Technology Corp (a)	217	1	Elizabeth Arden Inc (a)	1,341	19
Radisys Corp (a)	2,500	24	Inter Parfums Inc	1,126	14
Super Micro Computer Inc (a)	707	8	Revlon Inc (a)	987	17
		314			60
Computers - Memory Devices (0.29%)			Data Processing & Management (0.35%)
Imation Corp (a)	2,612	23	Acxiom Corp (a)	1,181	16
Quantum Corp (a)	40,100	117	Bowne & Co Inc	3,737	25
Silicon Storage Technology Inc (a)	7,699	20	CSG Systems International Inc (a)	16,667	318
SMART Modular Technologies WWH Inc (a)	3,546	22	Fair Isaac Corp	3,079	65
STEC Inc (a)	12,700	208	infoGROUP Inc (a)	3,711	30
		390	Schawk Inc	1,450	20
Computers - Peripheral Equipment (0.18%)					474
Electronics for Imaging Inc (a)	3,135	41
			Diagnostic Equipment (0.16%)
Rimage Corp (a)	905	15	Affymetrix Inc (a)	35,798	209
Synaptics Inc (a)	5,800	178	Home Diagnostics Inc (a)	790	5
		234			214
Consulting Services (0.26%)			Diagnostic Kits (0.00%)
Diamond Management & Technology			OraSure Technologies Inc (a)	282	1
Consultants Inc	134	1
Gartner Inc (a)	7,700	139
			Direct Marketing (0.05%)
Hackett Group Inc/The (a)	1,853	5	APAC Customer Services Inc (a)	6,000	36
Hill International Inc (a)	271	2	Harte-Hanks Inc	2,436	26
Watson Wyatt Worldwide Inc	4,194	199			62
		346
			Disposable Medical Products (0.00%)
Consumer Products - Miscellaneous (1.33%)			Medical Action Industries Inc (a)	272	4
American Greetings Corp	22,149	483
Blyth Inc	3,546	119	Distribution & Wholesale (0.69%)
Central Garden and Pet Co - A Shares (a)	23,923	238	Beacon Roofing Supply Inc (a)	735	12
Central Garden and Pet Co (a)	12,400	133	BlueLinx Holdings Inc (a)	1,116	3
CSS Industries Inc	713	14	Brightpoint Inc (a)	5,200	38

See accompanying notes

350

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Distribution & Wholesale (continued)			E-Commerce - Services (continued)
Core-Mark Holding Co Inc (a)	5,981 $	197	Internet Brands Inc (a)	1,253$	10
Houston Wire & Cable Co	3,053	36			53
Owens & Minor Inc	461	20
			Electric - Integrated (3.39%)
Pool Corp	1,405	27	Allete Inc	1,649	54
Scansource Inc (a)	1,593	42	Avista Corp	19,138	413
School Specialty Inc (a)	775	18	Black Hills Corp	8,362	223
United Stationers Inc (a)	4,338	247	Central Vermont Public Service Corp	2,100	44
Watsco Inc	2,200	108	CH Energy Group Inc	879	37
WESCO International Inc (a)	6,500	176	Cleco Corp	12,436	340
		924	El Paso Electric Co (a)	20,706	420
Diversified Manufacturing Operations (1.97%)			Empire District Electric Co/The	1,896	35
Actuant Corp	7,068	131	IDACORP Inc	10,623	339
Acuity Brands Inc	7,847	280	MGE Energy Inc	4,985	178
Ameron International Corp	6,075	385	NorthWestern Corp	2,453	64
AO Smith Corp	5,722	248	Otter Tail Corp	1,980	49
AZZ Inc	5,100	167	Pike Electric Corp (a)	872	8
Barnes Group Inc	19,398	328	PNM Resources Inc	4,839	61
Blount International Inc (a)	2,538	26	Portland General Electric Co	37,707	770
Brink's Co/The	3,800	92	UIL Holdings Corp	7,797	219
Chase Corp	511	6	Unisource Energy Corp	26,253	845
Colfax Corp (a)	1,622	20	Westar Energy Inc	20,100	437
EnPro Industries Inc (a)	14,992	396			4,536
Federal Signal Corp	3,167	19
			Electric Products - Miscellaneous (0.46%)
GP Strategies Corp (a)	2,271	17	GrafTech International Ltd (a)	30,184	469
Griffon Corp (a)	2,424	30	Graham Corp	323	7
Koppers Holdings Inc	7,788	237	Littelfuse Inc (a)	1,207	39
LSB Industries Inc (a)	7,600	107	Molex Inc	4,500	97
Standex International Corp	3,881	78			612
Tredegar Corp	4,223	67
		2,634	Electronic Components - Miscellaneous (0.67%)
			Bel Fuse Inc	988	21
Diversified Minerals (0.03%)			Benchmark Electronics Inc (a)	16,884	319
AMCOL International Corp	1,198	34	CTS Corp	9,835	95
United States Lime & Minerals Inc (a)	27	1	Daktronics Inc	408	4
		35	LaBarge Inc (a)	272	3
Diversified Operations (0.06%)			Methode Electronics Inc	12,343	107
Compass Diversified Holdings	6,240	80	OSI Systems Inc (a)	5,586	152
			Plexus Corp (a)	3,876	111
Diversified Operations & Commercial Services (0.05%)			Rogers Corp (a)	681	21
Viad Corp	3,316	68	Technitrol Inc	15,394	67
					900
E-Commerce - Products (0.09%)
1-800-Flowers.com Inc (a)	2,069	5	Electronic Components - Semiconductors (0.93%)
Shutterfly Inc (a)	1,154	21	Actel Corp (a)	1,766	21
US Auto Parts Network Inc (a)	843	4	Amkor Technology Inc (a)	13,800	99
Vitacost.com Inc (a)	8,500	89	Ceva Inc (a)	256	3
		119	DSP Group Inc (a)	7,998	45
			GSI Technology Inc (a)	1,770	8
E-Commerce - Services (0.04%)
			IXYS Corp (a)	380	3
Ancestry.com Inc (a)	3,100	43
			Lattice Semiconductor Corp (a)	15,052	41

See accompanying notes

351

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electronic Components - Semiconductors			Entertainment Software (continued)
(continued)			THQ Inc (a)	1,680 $	9
Microtune Inc (a)	1,963 $	4
					280
Omnivision Technologies Inc (a)	3,190	46
PMC - Sierra Inc (a)	20,000	173	Environmental Monitoring & Detection (0.00%)
Semtech Corp (a)	4,500	77	Mine Safety Appliances Co	190	5
Skyworks Solutions Inc (a)	34,300	487
			E-Services - Consulting (0.01%)
White Electronic Designs Corp (a)	2,207	10
			Perficient Inc (a)	2,171	18
Zoran Corp (a)	20,525	227
		1,244	Fiduciary Banks (0.22%)
Electronic Design Automation (0.04%)			Boston Private Financial Holdings Inc	50,093	289
Cogo Group Inc (a)	2,226	16
Mentor Graphics Corp (a)	4,751	42	Filtration & Separation Products (0.06%)
			CLARCOR Inc	1,785	58
		58
			Polypore International Inc (a)	1,511	18
Electronic Measurement Instruments (0.03%)					76
Analogic Corp	427	16
Measurement Specialties Inc (a)	1,401	14	Finance - Auto Loans (0.00%)
			Credit Acceptance Corp (a)	48	2
MEMSIC Inc (a)	1,361	5
		35
			Finance - Consumer Loans (1.07%)
E-Marketing & Information (0.01%)			Encore Capital Group Inc (a)	6,492	113
Digital River Inc (a)	709	19	Nelnet Inc	17,266	297
			Ocwen Financial Corp (a)	21,568	206
Energy - Alternate Sources (0.05%)			World Acceptance Corp (a)	22,845	819
Green Plains Renewable Energy Inc (a)	898	13			1,435
Headwaters Inc (a)	9,200	60
			Finance - Credit Card (0.01%)
		73
			CompuCredit Holdings Corp	4,300	14
Engineering - Research & Development Services (0.87%)
EMCOR Group Inc (a)	42,907	1,154	Finance - Investment Banker & Broker (1.80%)
ENGlobal Corp (a)	116	-	Broadpoint Gleacher Securities Inc (a)	15,500	69
VSE Corp	80	4	Diamond Hill Investment Group Inc	25	2
		1,158	E*Trade Financial Corp (a)	79,775	140
			Evercore Partners Inc - Class A	709	22
Engines - Internal Combustion (0.05%)
Briggs & Stratton Corp	3,246	61	GFI Group Inc	17,900	82
			International Assets Holding Corp (a)	839	12
Enterprise Software & Services (0.80%)			Investment Technology Group Inc (a)	6,800	134
American Software Inc/Georgia	162	1	JMP Group Inc	1,285	12
Epicor Software Corp (a)	2,995	23	KBW Inc (a)	1,055	29
JDA Software Group Inc (a)	5,754	146	Knight Capital Group Inc (a)	36,694	565
Lawson Software Inc (a)	5,137	34	MF Global Ltd (a)	3,795	26
Mantech International Corp (a)	1,400	68	Oppenheimer Holdings Inc	2,381	79
MedAssets Inc (a)	5,100	108	optionsXpress Holdings Inc	13,000	201
MicroStrategy Inc (a)	1,550	146	Penson Worldwide Inc (a)	20,300	184
Pervasive Software Inc (a)	1,470	7	Piper Jaffray Cos (a)	8,492	430
Sybase Inc (a)	5,600	243	Stifel Financial Corp (a)	3,000	178
SYNNEX Corp (a)	9,477	291	SWS Group Inc	9,124	110
		1,067	TradeStation Group Inc (a)	17,491	138
					2,413
Entertainment Software (0.21%)
Take-Two Interactive Software Inc (a)	27,003	271	Finance - Leasing Company (0.03%)
			Financial Federal Corp	1,071	29

See accompanying notes

352

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Finance - Leasing Company (continued)			Footwear & Related Apparel (0.67%)
Marlin Business Services Corp (a)	1,700$	14	CROCS Inc (a)	3,449 $	20
		43	Deckers Outdoor Corp (a)	1,900	193
			Iconix Brand Group Inc (a)	19,092	242
Finance - Mortgage Loan/Banker (0.02%)
Doral Financial Corp (a)	8,400	31	Skechers U.S.A. Inc (a)	5,676	167
			Steven Madden Ltd (a)	2,300	95
Finance - Other Services (0.08%)			Timberland Co/The (a)	9,891	177
BGC Partners Inc	23,644	109			894
			Forestry (0.09%)
Financial Guarantee Insurance (0.78%)
			Potlatch Corp	3,607	115
Assured Guaranty Ltd	29,015	631
MGIC Investment Corp (a)	20,686	120	Funeral Services & Related Items (0.12%)
Primus Guaranty Ltd (a)	1,769	6	Stewart Enterprises Inc	30,775	159
Radian Group Inc	39,965	292
		1,049	Gambling (Non-Hotel) (0.07%)
			Isle of Capri Casinos Inc (a)	10,300	77
Firearms & Ammunition (0.11%)
Smith & Wesson Holding Corp (a)	5,400	22	Pinnacle Entertainment Inc (a)	1,567	14
Sturm Ruger & Co Inc	13,106	127			91
		149	Gas - Distribution (2.09%)
			Chesapeake Utilities Corp	2,427	78
Fisheries (0.00%)
HQ Sustainable Maritime Industries Inc (a)	54	-	Laclede Group Inc/The	1,511	51
			New Jersey Resources Corp	20,774	777
Food - Canned (0.26%)			Nicor Inc	2,529	107
Del Monte Foods Co	17,200	195	Northwest Natural Gas Co	4,249	191
TreeHouse Foods Inc (a)	4,047	157	Piedmont Natural Gas Co Inc	3,849	103
		352	South Jersey Industries Inc	6,697	256
			Southwest Gas Corp	20,162	575
Food - Miscellaneous/Diversified (1.10%)
			WGL Holdings Inc	19,601	657
American Italian Pasta Co (a)	7,776	271
					2,795
B&G Foods Inc	10,735	99
Chiquita Brands International Inc (a)	40,854	737	Gold Mining (0.10%)
Diamond Foods Inc	341	12	Royal Gold Inc	2,800	132
Dole Food Co Inc (a)	14,200	176
Hain Celestial Group Inc (a)	1,651	28	Golf (0.02%)
M&F Worldwide Corp (a)	2,920	115	Callaway Golf Co	3,624	27
Seaboard Corp	25	34
			Hazardous Waste Disposal (0.03%)
		1,472
			EnergySolutions Inc	4,383	37
Food - Retail (0.11%)
Great Atlantic & Pacific Tea Co (a)	1,868	22	Health Care Cost Containment (0.00%)
Ingles Markets Inc	1,254	19	MedQuist Inc	872	6
Ruddick Corp	2,310	59
			Heart Monitors (0.00%)
Weis Markets Inc	567	21
			Cardiac Science Corp (a)	1,658	4
Winn-Dixie Stores Inc (a)	3,052	31
		152
			Home Furnishings (0.53%)
Food - Wholesale & Distribution (0.38%)			Ethan Allen Interiors Inc	4,267	57
Fresh Del Monte Produce Inc (a)	16,372	362	Furniture Brands International Inc (a)	12,900	71
Nash Finch Co	2,627	97	Hooker Furniture Corp	1,044	13
Spartan Stores Inc	3,441	49	Kimball International Inc	3,137	27
		508	La-Z-Boy Inc (a)	47,326	451

See accompanying notes

353

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Home Furnishings (continued)			Internet Financial Services (0.00%)
Tempur-Pedic International Inc (a)	3,900 $	92	Online Resources Corp (a)	844$	4
		711
			Internet Incubators (0.03%)
Hotels & Motels (0.08%)
			ModusLink Global Solutions Inc (a)	2,530	24
Gaylord Entertainment Co (a)	2,556	50
			Safeguard Scientifics Inc (a)	1,225	12
Orient-Express Hotels Ltd (a)	4,290	44
					36
Red Lion Hotels Corp (a)	1,280	6
		100	Internet Infrastructure Software (0.11%)
			Openwave Systems Inc (a)	5,733	13
Human Resources (0.38%)
			TIBCO Software Inc (a)	14,463	139
Barrett Business Services Inc	740	9
					152
Cross Country Healthcare Inc (a)	2,059	20
Heidrick & Struggles International Inc	933	29	Internet Security (0.04%)
Kforce Inc (a)	7,969	100	SonicWALL Inc (a)	7,139	54
Korn/Ferry International (a)	2,338	39	VASCO Data Security International Inc (a)	572	4
MPS Group Inc (a)	6,049	83			58
On Assignment Inc (a)	3,166	23	Internet Telephony (0.01%)
Spherion Corp (a)	16,895	95	j2 Global Communications Inc (a)	352	7
Team Health Holdings Inc (a)	5,100	71
TrueBlue Inc (a)	2,453	36	Intimate Apparel (0.12%)
		505	Warnaco Group Inc/The (a)	3,700	156

Identification Systems - Development (0.23%)			Investment Companies (0.78%)
Brady Corp	3,107	93	Allied Capital Corp (a)	27,485	99
Checkpoint Systems Inc (a)	13,336	203	American Capital Ltd (a)	57,524	140
L-1 Identity Solutions Inc (a)	1,550	12	Ares Capital Corp	6,422	80
		308	BlackRock Kelso Capital Corp	5,400	46
Industrial Audio & Video Products (0.00%)			Fifth Street Finance Corp	11,725	126
China Security & Surveillance Technology			Gladstone Capital Corp	5,400	42
Inc (a)	816	6	Hercules Technology Growth Capital Inc	10,125	105
			Main Street Capital Corp	244	4
Industrial Automation & Robots (0.09%)
			MCG Capital Corp (a)	38,953	168
Cognex Corp	2,062	37
			Medallion Financial Corp	1,417	12
Nordson Corp	1,454	89
			NGP Capital Resources Co	2,087	17
		126
			PennantPark Investment Corp	2,218	20
Instruments - Controls (0.21%)			Prospect Capital Corp	11,766	139
Spectrum Control Inc (a)	1,197	11	TICC Capital Corp	6,935	42
Watts Water Technologies Inc	7,766	240	Triangle Capital Corp	853	10
Woodward Governor Co	770	20			1,050
X-Rite Inc (a)	2,478	6
			Investment Management & Advisory Services (0.31%)
		277
			Altisource Portfolio Solutions SA (a)	2,333	49
Instruments - Scientific (0.15%)			Artio Global Investors Inc	1,700	43
FEI Co (a)	5,782	135	Calamos Asset Management Inc	10,162	117
Varian Inc (a)	1,394	72	Epoch Holding Corp	168	2
		207	GAMCO Investors Inc	274	13
Insurance Brokers (0.00%)			National Financial Partners Corp (a)	23,394	189
Crawford & Co (a)	396	2	Virtus Investment Partners Inc (a)	170	3
			Westwood Holdings Group Inc	52	2
Internet Connectivity Services (0.01%)					418
PC-Tel Inc (a)	1,580	9

See accompanying notes

354

Schedule of Investments

SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Lasers - Systems & Components (0.14%)			Machinery - Material Handling (0.06%)
Coherent Inc (a)	1,397 $	42	Cascade Corp	700 $		19
Cymer Inc (a)	1,649	63	Columbus McKinnon Corp/NY (a)	3,455		47
Electro Scientific Industries Inc (a)	1,511	16	NACCO Industries Inc	341		17
II-VI Inc (a)	770	25				83
Newport Corp (a)	2,309	21
			Machinery - Print Trade (0.05%)
Rofin-Sinar Technologies Inc (a)	1,016	24	Duoyuan Printing Inc (a)	8,500		68
		191

Leisure & Recreation Products (0.05%)			Machinery Tools & Related Products (0.00%)
Brunswick Corp/DE	4,922	63	K-Tron International Inc (a)	52		6

Life & Health Insurance (1.10%)			Marine Services (0.05%)
American Equity Investment Life Holding Co	45,655	340	Great Lakes Dredge & Dock Corp	9,456		61
Conseco Inc (a)	44,850	224
			Medical - Biomedical/Gene (0.72%)
Delphi Financial Group Inc	31,230	699
			American Oriental Bioengineering Inc (a)	3,795		18
FBL Financial Group Inc	713	13
			Ariad Pharmaceuticals Inc (a)	12,900		29
National Western Life Insurance Co	111	19
			Arqule Inc (a)	1,826		7
Phoenix Cos Inc/The (a)	5,775	16
			Cambrex Corp (a)	197		1
Protective Life Corp	8,800	146
			Celera Corp (a)	6,429		44
Universal American Corp/NY (a)	1,777	21
			Cubist Pharmaceuticals Inc (a)	8,200		156
		1,478
			Emergent Biosolutions Inc (a)	4,500		61
Linen Supply & Related Items (0.12%)			Enzo Biochem Inc (a)	816		4
G&K Services Inc	1,027	26	Facet Biotech Corp (a)	1,255		22
Unifirst Corp/MA	2,837	136	Halozyme Therapeutics Inc (a)	2,600		15
		162	Harvard Bioscience Inc (a)	106		-

Machinery - Construction & Mining (0.02%)			Incyte Corp (a)	6,800		62
Astec Industries Inc (a)	1,016	27	InterMune Inc (a)	900		12
			Lexicon Pharmaceuticals Inc (a)	56,000		95
Machinery - Electrical (0.42%)			Martek Biosciences Corp (a)	1,704		32
Baldor Electric Co	2,111	59	Maxygen Inc (a)	3,280		20
Franklin Electric Co Inc	1,512	44	PDL BioPharma Inc	31,600		217
Regal-Beloit Corp	8,838	459	Protalix BioTherapeutics Inc (a)	5,300		35
		562	RTI Biologics Inc (a)	3,395		13

Machinery - Farm (0.01%)			Seattle Genetics Inc (a)	3,200		33
Alamo Group Inc	597	10	United Therapeutics Corp (a)	1,400		74
			XOMA Ltd (a)	28,000		20
Machinery - General Industry (1.08%)						970
Albany International Corp	1,503	34
			Medical - Drugs (0.33%)
Altra Holdings Inc (a)	8,112	100
			Adolor Corp (a)	2,044		3
Applied Industrial Technologies Inc	24,798	547
			Biodel Inc (a)	112		-
Chart Industries Inc (a)	13,911	230
			Cadence Pharmaceuticals Inc (a)	2,500		24
DXP Enterprises Inc (a)	735	10
			Cumberland Pharmaceuticals Inc (a)	134		2
Kadant Inc (a)	1,196	19
			Hi-Tech Pharmacal Co Inc (a)	630		18
Robbins & Myers Inc	1,593	37
			Infinity Pharmaceuticals Inc (a)	925		6
Tennant Co	800	21
			KV Pharmaceutical Co (a)	1,690		6
Twin Disc Inc	817	9
			Medicis Pharmaceutical Corp	6,292		170
Wabtec Corp/DE	10,900	445
			Medivation Inc (a)	1,300		49
		1,452	Pharmasset Inc (a)	1,200		25
			Valeant Pharmaceuticals International (a)	2,500		79

See accompanying notes

355

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical - Drugs (continued)			Medical Instruments (continued)
Viropharma Inc (a)	3,881 $	33	Young Innovations Inc	142 $		4
XenoPort Inc (a)	1,300	24				245
		439
			Medical Laser Systems (0.01%)
Medical - Generic Drugs (0.08%)			Cutera Inc (a)	939		8
Caraco Pharmaceutical Laboratories Ltd (a)	625	4	Palomar Medical Technologies Inc (a)	461		5
Par Pharmaceutical Cos Inc (a)	4,036	109				13
		113
			Medical Products (0.44%)
Medical - HMO (1.26%)			Cantel Medical Corp	7,224		146
AMERIGROUP Corp (a)	4,700	127	Greatbatch Inc (a)	626		12
Centene Corp (a)	10,127	214	Hanger Orthopedic Group Inc (a)	1,285		18
Healthspring Inc (a)	20,904	368	Invacare Corp	11,818		295
Magellan Health Services Inc (a)	5,792	236	PSS World Medical Inc (a)	3,000		67
Molina Healthcare Inc (a)	7,824	179	Synovis Life Technologies Inc (a)	3,500		45
Triple-S Management Corp (a)	8,027	141				583
WellCare Health Plans Inc (a)	11,455	421
			Medical Sterilization Products (0.06%)
		1,686	STERIS Corp	2,900		81
Medical - Hospitals (0.01%)
Medcath Corp (a)	1,417	11	Metal - Aluminum (0.06%)
			Century Aluminum Co (a)	2,529		41
Medical - Nursing Homes (0.26%)			Kaiser Aluminum Corp	851		35
Kindred Healthcare Inc (a)	13,546	250				76
Odyssey HealthCare Inc (a)	1,593	25
			Metal Processors & Fabrication (0.71%)
Skilled Healthcare Group Inc (a)	6,210	46	Ampco-Pittsburgh Corp	1,697		53
Sun Healthcare Group Inc (a)	2,733	25	CIRCOR International Inc	4,199		106
		346	Hawk Corp (a)	427		7
Medical - Outpatient & Home Medical Care (0.58%)			Haynes International Inc	684		23
Allied Healthcare International Inc (a)	3,598	10	Kaydon Corp	1,842		66
Amedisys Inc (a)	6,135	298	LB Foster Co (a)	654		19
Amsurg Corp (a)	1,911	42	Mueller Industries Inc	10,943		272
Continucare Corp (a)	4,097	18	North American Galvanizing & Coating Inc	323		2
Gentiva Health Services Inc (a)	11,312	306	(a)
NovaMed Inc (a)	762	3	RTI International Metals Inc (a)	1,682		42
Res-Care Inc (a)	9,080	102	Worthington Industries Inc	27,390		358
		779				948
Medical Imaging Systems (0.07%)			Metal Products - Distribution (0.14%)
Vital Images Inc (a)	7,200	91	Olympic Steel Inc	5,611		183

Medical Information Systems (0.02%)			Miscellaneous Manufacturers (0.06%)
AMICAS Inc (a)	843	5	American Railcar Industries Inc	872		10
Medidata Solutions Inc (a)	1,500	23	FreightCar America Inc	1,169		23
		28	John Bean Technologies Corp	1,785		30
			Portec Rail Products Inc	796		9
Medical Instruments (0.18%)
			Trimas Corp (a)	596		4
Angiodynamics Inc (a)	1,253	20
						76
Conmed Corp (a)	5,622	128
CryoLife Inc (a)	217	1	Motion Pictures & Services (0.02%)
ev3 Inc (a)	4,522	60	Ascent Media Corp (a)	796		20
Natus Medical Inc (a)	680	10
Symmetry Medical Inc (a)	2,693	22

See accompanying notes

356

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
MRI - Medical Diagnostic Imaging (0.08%)			Oil - Field Services (continued)
Nighthawk Radiology Holdings Inc (a)	24,718 $	112	Hornbeck Offshore Services Inc (a)	2,749$	64
RadNet Inc (a)	228	-	Key Energy Services Inc (a)	7,983	70
		112	Matrix Service Co (a)	11,485	122
			Newpark Resources Inc (a)	5,763	24
Multi-Line Insurance (0.18%)
Horace Mann Educators Corp	10,957	137	RPC Inc	4,162	43
United Fire & Casualty Co	1,227	22	Tetra Technologies Inc (a)	12,518	139
Unitrin Inc	3,700	82			1,066
		241	Oil & Gas Drilling (0.19%)
			Atlas Energy Inc (a)	2,254	68
Multimedia (0.17%)
EW Scripps Co (a)	2,775	19	Hercules Offshore Inc (a)	6,650	32
Journal Communications Inc	37,259	145	Parker Drilling Co (a)	20,418	101
Media General Inc (a)	7,600	60	Pioneer Drilling Co (a)	7,471	59
		224			260
Networking Products (0.34%)			Oil Company - Exploration & Production (2.44%)
3Com Corp (a)	4,481	34	Approach Resources Inc (a)	763	6
Adaptec Inc (a)	13,884	46	ATP Oil & Gas Corp (a)	21,851	399
Anixter International Inc (a)	1,622	76	Berry Petroleum Co	9,466	276
Black Box Corp	4,426	125	Bill Barrett Corp (a)	2,529	79
Extreme Networks (a)	8,581	25	Brigham Exploration Co (a)	9,487	129
Netgear Inc (a)	1,622	35	Clayton Williams Energy Inc (a)	567	20
Polycom Inc (a)	4,346	109	Contango Oil & Gas Co (a)	53	2
		450	Endeavour International Corp (a)	627	1
			EXCO Resources Inc	17,600	374
Non-Ferrous Metals (0.11%)			Georesources Inc (a)	680	9
Brush Engineered Materials Inc (a)	1,126	21
			Goodrich Petroleum Corp (a)	1,592	39
Globe Specialty Metals Inc (a)	5,200	49
			Gran Tierra Energy Inc (a)	13,304	76
Horsehead Holding Corp (a)	2,418	31
			Gulfport Energy Corp (a)	38,100	436
USEC Inc (a)	12,641	48
			Penn Virginia Corp	2,529	54
		149	Petroleum Development Corp (a)	12,756	232
Non-Hazardous Waste Disposal (0.02%)			Petroquest Energy Inc (a)	2,858	17
Waste Services Inc (a)	3,310	30	Rosetta Resources Inc (a)	11,716	233
			Stone Energy Corp (a)	30,737	555
Office Furnishings - Original (0.11%)			Swift Energy Co (a)	6,877	165
HNI Corp	796	22	Toreador Resources Corp (a)	2,600	26
Knoll Inc	9,200	95	Vaalco Energy Inc (a)	29,936	136
Steelcase Inc	3,987	25			3,264
		142
			Oil Field Machinery & Equipment (0.35%)
Office Supplies & Forms (0.22%)			Bolt Technology Corp (a)	3,745	41
ACCO Brands Corp (a)	16,146	118	Complete Production Services Inc (a)	12,248	159
Ennis Inc	10,802	181	Gulf Island Fabrication Inc	1,126	24
		299	Lufkin Industries Inc	1,662	121
Oil - Field Services (0.80%)			Natural Gas Services Group Inc (a)	1,044	20
Allis-Chalmers Energy Inc (a)	5,718	22	T-3 Energy Services Inc (a)	4,027	103
Boots & Coots Inc (a)	7,499	12			468
Cal Dive International Inc (a)	40,966	310	Oil Refining & Marketing (0.18%)
CARBO Ceramics Inc	135	9	Alon USA Energy Inc	707	5
Global Industries Ltd (a)	24,267	173	CVR Energy Inc (a)	2,061	14
Helix Energy Solutions Group Inc (a)	6,600	78	Delek US Holdings Inc	1,225	9
See accompanying notes

357

Schedule of Investments SmallCap Value Account I

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil Refining & Marketing (continued)			Private Corrections (0.07%)
Holly Corp	6,175 $	158	Cornell Cos Inc (a)	1,082 $	25
Western Refining Inc (a)	11,930	56	Geo Group Inc/The (a)	3,200	70
		242			95
Paper & Related Products (0.90%)			Property & Casualty Insurance (1.83%)
Boise Inc (a)	7,570	40	American Physicians Capital Inc	4,259	129
Buckeye Technologies Inc (a)	28,540	279	American Physicians Service Group Inc	602	14
Clearwater Paper Corp (a)	607	33	American Safety Insurance Holdings Ltd (a)	1,535	22
Domtar Corp (a)	2,739	152	Amerisafe Inc (a)	22,435	403
Glatfelter	2,995	36	Amtrust Financial Services Inc	17,696	209
KapStone Paper and Packaging Corp (a)	23,780	234	Baldwin & Lyons Inc	796	20
Neenah Paper Inc	1,421	20	CNA Surety Corp (a)	1,620	24
Schweitzer-Mauduit International Inc	5,616	395	Donegal Group Inc	1,126	17
Wausau Paper Corp	1,512	18	EMC Insurance Group Inc	462	10
		1,207	Employers Holdings Inc	3,052	47
			Enstar Group Ltd (a)	370	27
Photo Equipment & Supplies (0.05%)
Eastman Kodak Co (a)	14,964	63	First Mercury Financial Corp	707	10
			FPIC Insurance Group Inc (a)	2,681	103
Physical Therapy & Rehabilitation Centers (0.45%)			Hallmark Financial Services (a)	4,890	39
Healthsouth Corp (a)	22,200	417	Harleysville Group Inc	2,551	81
Psychiatric Solutions Inc (a)	1,053	22	Infinity Property & Casualty Corp	897	36
RehabCare Group Inc (a)	4,870	148	Meadowbrook Insurance Group Inc	13,642	101
US Physical Therapy Inc (a)	597	10	Mercer Insurance Group Inc	545	10
		597	National Interstate Corp	572	10
			Navigators Group Inc (a)	4,117	194
Physician Practice Management (0.08%)
			NYMAGIC Inc	1,500	25
American Dental Partners Inc (a)	5,470	70
			PMA Capital Corp (a)	12,098	76
Healthways Inc (a)	1,998	37
			ProAssurance Corp (a)	3,643	196
		107
			RLI Corp	1,497	80
Pipelines (0.02%)			Safety Insurance Group Inc	751	27
Crosstex Energy Inc (a)	3,902	24	SeaBright Insurance Holdings Inc (a)	2,088	24
			Selective Insurance Group	13,666	225
Platinum (0.10%)
			Tower Group Inc	8,617	202
Stillwater Mining Co (a)	14,165	134
			United America Indemnity Ltd (a)	2,390	19
Power Converter & Supply Equipment (0.08%)			Universal Insurance Holdings Inc	489	3
Advanced Energy Industries Inc (a)	679	10	Zenith National Insurance Corp	2,059	61
Powell Industries Inc (a)	1,500	48			2,444
Power-One Inc (a)	3,908	17	Publicly Traded Investment Fund (0.04%)
PowerSecure International Inc (a)	4,571	33	Kayne Anderson Energy Development Co	3,259	47
		108
			Publishing - Books (0.20%)
Precious Metals (0.15%)
			Courier Corp	953	14
Coeur d'Alene Mines Corp (a)	10,749	194
			Scholastic Corp	8,350	249
Paramount Gold and Silver Corp (a)	1,224	2
					263
		196
			Publishing - Newspapers (0.03%)
Printing - Commercial (0.30%)
			AH Belo Corp (a)	8,100	47
Consolidated Graphics Inc (a)	4,027	141
Multi-Color Corp	80	1
			Publishing - Periodicals (0.00%)
Valassis Communications Inc (a)	14,049	257	Primedia Inc	1,405	5
		399

See accompanying notes

358

Schedule of Investments

SmallCap Value Account I

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)

Quarrying (0.18%)			REITS - Healthcare (1.40%)

Compass Minerals International Inc	3,600 $	242	Healthcare Realty Trust Inc	3,824 $	82

			LTC Properties Inc	8,319	223

Racetracks (0.02%)			Medical Properties Trust Inc	28,469	285

Churchill Downs Inc	602	23	National Health Investors Inc	4,493	166

			Omega Healthcare Investors Inc	29,018	564
Radio (0.04%)
			Senior Housing Properties Trust	24,700	540
Entercom Communications Corp (a)	8,200	58
			Universal Health Realty Income Trust	494	16

Real Estate Operator & Developer (0.06%)					1,876

Forestar Group Inc (a)	2,308	51	REITS - Hotels (1.03%)

Hilltop Holdings Inc (a)	2,198	25	Ashford Hospitality Trust Inc (a)	16,952	79

		76	DiamondRock Hospitality Co	26,233	222

Recreational Centers (0.04%)			Hersha Hospitality Trust	5,500	17

Life Time Fitness Inc (a)	2,364	59	Hospitality Properties Trust	8,600	204
			LaSalle Hotel Properties	29,155	619

Recycling (0.14%)			Strategic Hotels & Resorts Inc (a)	30,200	56

Metalico Inc (a)	36,806	181	Sunstone Hotel Investors Inc (a)	20,091	179

					1,376
Reinsurance (1.47%)

Argo Group International Holdings Ltd (a)	7,628	222	REITS - Manufactured Homes (0.39%)
			Equity Lifestyle Properties Inc	7,301	368
Aspen Insurance Holdings Ltd	15,450	393
			Sun Communities Inc	7,473	148
Flagstone Reinsurance Holdings Ltd	10,556	115
			UMH Properties Inc	625	5
Greenlight Capital Re Ltd (a)	1,633	39
					521
Maiden Holdings Ltd	3,049	22

Max Capital Group Ltd	13,894	310	REITS - Mortgage (0.99%)

Montpelier Re Holdings Ltd ADR	5,636	98	American Capital Agency Corp	782	21

Platinum Underwriters Holdings Ltd	20,128	771	Anworth Mortgage Asset Corp	26,266	184

		1,970	Capstead Mortgage Corp	4,136	56

			Hatteras Financial Corp	2,025	57
REITS - Apartments (0.60%)
			iStar Financial Inc (a)	27,100	69
American Campus Communities Inc	6,097	171
			MFA Mortgage Investments Inc	78,210	575
Associated Estates Realty Corp	10,262	116
			NorthStar Realty Finance Corp	34,632	119
Education Realty Trust Inc	13,959	68
			Pennymac Mortgage Investment Trust (a)	3,891	67
Home Properties Inc	3,554	169
			Redwood Trust Inc	3,767	55
Mid-America Apartment Communities Inc	4,800	232
			Resource Capital Corp	12,200	60
Post Properties Inc	2,561	50
			Starwood Property Trust Inc	2,082	39
		806
			Walter Investment Management Corp	1,285	18

REITS - Diversified (1.44%)					1,320
CapLease Inc	18,551	81

Colonial Properties Trust	15,640	184	REITS - Office Property (1.19%)
			BioMed Realty Trust Inc	29,277	462
Cousins Properties Inc	4,167	32
			Corporate Office Properties Trust SBI MD	5,100	187
DuPont Fabros Technology Inc	10,580	190
			Douglas Emmett Inc	2,500	36
Entertainment Properties Trust	12,455	439
			Franklin Street Properties Corp	3,875	56
Gladstone Commercial Corp	817	11
			Highwoods Properties Inc	6,265	209
Investors Real Estate Trust	4,427	40
			HRPT Properties Trust	34,800	225
Lexington Realty Trust	78,449	477
			Kilroy Realty Corp	2,418	74
Mission West Properties Inc	1,704	12
			Parkway Properties Inc/Md	16,799	350
PS Business Parks Inc	7,369	369
					1,599
Washington Real Estate Investment Trust	3,326	92

		1,927

See accompanying notes

359

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
REITS - Regional Malls (0.63%)			Resorts & Theme Parks (0.05%)
CBL & Associates Properties Inc	51,283$	496	Vail Resorts Inc (a)	1,911 $	72
Glimcher Realty Trust	36,600	99
Pennsylvania Real Estate Investment Trust	28,910	244	Retail - Apparel & Shoe (1.88%)
		839	AnnTaylor Stores Corp (a)	3,795	52
			Brown Shoe Co Inc	9,059	89
REITS - Shopping Centers (0.75%)
			Buckle Inc/The	190	6
Acadia Realty Trust	4,350	73
			Cato Corp/The	11,800	237
Cedar Shopping Centers Inc	23,609	161
			Charming Shoppes Inc (a)	6,963	45
Developers Diversified Realty Corp	24,984	231
			Collective Brands Inc (a)	10,638	242
Equity One Inc	2,100	34
			Dress Barn Inc (a)	14,023	324
Inland Real Estate Corp	13,931	114
			DSW Inc (a)	11,141	288
Ramco-Gershenson Properties Trust	12,138	116
			Finish Line Inc/The	13,669	171
Saul Centers Inc	4,527	148
			Genesco Inc (a)	1,449	40
Tanger Factory Outlet Centers	1,255	49
			Gymboree Corp (a)	5,475	238
Urstadt Biddle Properties Inc	5,219	80
			HOT Topic Inc (a)	1,690	11
		1,006
			JOS A Bank Clothiers Inc (a)	7,200	304
REITS - Single Tenant (0.65%)			Liz Claiborne Inc (a)	2,851	16
Agree Realty Corp	681	16	Men's Wearhouse Inc	14,730	310
Getty Realty Corp	1,026	24	New York & Co Inc (a)	2,453	10
National Retail Properties Inc	39,067	829	Pacific Sunwear Of California (a)	6,420	26
		869	Rue21 Inc (a)	1,800	51
REITS - Storage (0.17%)			Shoe Carnival Inc (a)	879	18
Extra Space Storage Inc	11,412	132	Stage Stores Inc	2,446	30
Sovran Self Storage Inc	1,759	63	Stein Mart Inc (a)	161	2
U-Store-It Trust	5,165	38			2,510
		233	Retail - Appliances (0.00%)
REITS - Warehouse & Industrial (0.75%)			Conn's Inc (a)	953	6
DCT Industrial Trust Inc	51,375	258
			Retail - Auto Parts (0.02%)
EastGroup Properties Inc	4,430	170
			PEP Boys-Manny Moe & Jack	3,138	27
First Industrial Realty Trust Inc (a)	63,966	334
First Potomac Realty Trust	18,160	228	Retail - Automobile (0.72%)
Monmouth Real Estate Investment Corp	2,116	16	America's Car-Mart Inc (a)	380	10
		1,006	Asbury Automotive Group Inc (a)	28,362	327
Rental - Auto & Equipment (1.14%)			Group 1 Automotive Inc (a)	6,707	190
Avis Budget Group Inc (a)	25,026	328	Lithia Motors Inc (a)	28,179	232
Dollar Thrifty Automotive Group Inc (a)	13,601	348	Rush Enterprises Inc - Class A (a)	4,426	52
Electro Rent Corp	1,731	20	Sonic Automotive Inc (a)	14,125	147
H&E Equipment Services Inc (a)	1,540	16			958
McGrath Rentcorp	1,341	30	Retail - Bookstore (0.01%)
Rent-A-Center Inc/TX (a)	42,068	746	Books-A-Million Inc	597	4
United Rentals Inc (a)	3,353	33	Borders Group Inc (a)	4,689	6
		1,521			10
Research & Development (0.16%)			Retail - Computer Equipment (0.02%)
Albany Molecular Research Inc (a)	2,254	20	PC Connection Inc (a)	898	6
Kendle International Inc (a)	10,626	195	PC Mall Inc (a)	735	4
		215	Systemax Inc	680	11
					21

See accompanying notes

360

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Convenience Store (0.18%)			Retail - Restaurants (0.68%)
Casey's General Stores Inc	1,284 $	41	AFC Enterprises Inc (a)	2,226 $		18
Pantry Inc/The (a)	13,902	189	Bob Evans Farms Inc	1,956		57
Susser Holdings Corp (a)	625	5	CEC Entertainment Inc (a)	8,000		255
		235	Cracker Barrel Old Country Store Inc	2,876		109
			Domino's Pizza Inc (a)	3,252		27
Retail - Discount (0.02%)
99 Cents Only Stores (a)	545	7	Einstein Noah Restaurant Group Inc (a)	10,426		103
Fred's Inc	1,813	19	Frisch's Restaurants Inc	170		4
Tuesday Morning Corp (a)	2,863	7	Landry's Restaurants Inc (a)	709		15
		33	McCormick & Schmick's Seafood
			Restaurants Inc (a)	1,280		9
Retail - Drug Store (0.01%)			O'Charleys Inc (a)	4,962		33
Allion Healthcare Inc (a)	2,007	13	Papa John's International Inc (a)	380		9
			Red Robin Gourmet Burgers Inc (a)	1,154		21
Retail - Fabric Store (0.12%)			Ruby Tuesday Inc (a)	19,087		137
Jo-Ann Stores Inc (a)	4,452	161
			Ruth's Hospitality Group Inc (a)	39,224		82
			Sonic Corp (a)	490		5
Retail - Hair Salons (0.04%)
			Steak N Shake Co/The (a)	78		25
Regis Corp	3,668	57
						909
Retail - Home Furnishings (0.04%)			Retail - Sporting Goods (0.19%)
Haverty Furniture Cos Inc	1,704	23	Cabela's Inc (a)	17,256		246
Pier 1 Imports Inc (a)	5,058	26	Gander Mountain Co (a)	489		2
		49	Zumiez Inc (a)	135		2
Retail - Jewelry (0.06%)						250
Zale Corp (a)	28,400	77	Retirement & Aged Care (0.10%)
			Capital Senior Living Corp (a)	2,153		11
Retail - Leisure Products (0.01%)
			Sunrise Senior Living Inc (a)	38,400		124
West Marine Inc (a)	1,362	11
						135
Retail - Mail Order (0.01%)			Rubber - Tires (0.19%)
Sport Supply Group Inc	625	8	Cooper Tire & Rubber Co	12,700		255

Retail - Major Department Store (0.15%)			Rubber & Plastic Products (0.05%)
Saks Inc (a)	31,160	204	Myers Industries Inc	7,562		69

Retail - Office Supplies (0.01%)			Satellite Telecommunications (0.12%)
OfficeMax Inc (a)	1,555	20	EchoStar Holding Corp (a)	7,700		155

Retail - Pawn Shops (0.60%)			Savings & Loans - Thrifts (1.29%)
Cash America International Inc	22,923	801	Astoria Financial Corp	5,526		69
			BankFinancial Corp	2,081		21
Retail - Perfume & Cosmetics (0.03%)			Beneficial Mutual Bancorp Inc (a)	2,111		21
Sally Beauty Holdings Inc (a)	4,566	35	Berkshire Hills Bancorp Inc	3,279		68
			Brookline Bancorp Inc	13,674		135
Retail - Petroleum Products (0.39%)
			Brooklyn Federal Bancorp Inc	142		1
World Fuel Services Corp	19,600	525
			Cheviot Financial Corp	217		2
Retail - Regional Department Store (0.30%)			Clifton Savings Bancorp Inc	790		7
Dillard's Inc	20,309	375	Danvers Bancorp Inc	1,314		17
Retail Ventures Inc (a)	2,418	21	Dime Community Bancshares	13,471		158
		396	ESB Financial Corp	872		12
			ESSA Bancorp Inc	1,457		17

See accompanying notes

361

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Savings & Loans - Thrifts (continued)			Semiconductor Equipment (0.47%)
First Defiance Financial Corp	2,290 $	26	ATMI Inc (a)	1,227 $	23
First Financial Holdings Inc	3,000	39	Brooks Automation Inc (a)	3,585	31
First Niagara Financial Group Inc	26,346	366	Cabot Microelectronics Corp (a)	1,170	38
Flushing Financial Corp	5,640	63	Cohu Inc	1,292	18
Fox Chase Bancorp Inc (a)	517	5	Entegris Inc (a)	31,615	167
Home Bancorp Inc (a)	844	10	MKS Instruments Inc (a)	9,066	158
Investors Bancorp Inc (a)	2,795	31	Photronics Inc (a)	12,714	57
Kearny Financial Corp	1,401	14	Veeco Instruments Inc (a)	4,296	142
Legacy Bancorp Inc/MA	707	7			634
Meridian Interstate Bancorp Inc (a)	924	8
			Shipbuilding (0.01%)
NASB Financial Inc	324	8	Todd Shipyards Corp	545	9
NewAlliance Bancshares Inc	6,904	83
Northfield Bancorp Inc	1,868	25	Silver Mining (0.09%)
Northwest Bancshares Inc	11,173	126	Hecla Mining Co (a)	19,995	124
OceanFirst Financial Corp	3,572	40
Oritani Financial Corp	190	3	Steel - Producers (0.04%)
Provident Financial Services Inc	14,080	150	General Steel Holdings Inc (a)	939	4
Provident New York Bancorp	2,213	19	Schnitzer Steel Industries Inc	900	43
Prudential Bancorp Inc of Pennsylvania	51	-			47
Rockville Financial Inc	790	8	Steel - Specialty (0.00%)
Roma Financial Corp	461	6	Sutor Technology Group Ltd (a)	734	2
Territorial Bancorp Inc	1,043	19
United Community Financial Corp/OH (a)	3,479	5	Steel Pipe & Tube (0.05%)
United Financial Bancorp Inc	1,319	17	Mueller Water Products Inc - Class A	8,543	44
Waterstone Financial Inc (a)	880	2	Northwest Pipe Co (a)	910	25
Westfield Financial Inc	3,051	25			69
WSFS Financial Corp	3,383	87	Storage & Warehousing (0.02%)
		1,720	Mobile Mini Inc (a)	1,711	24
Schools (0.10%)
Corinthian Colleges Inc (a)	10,200	141	Telecommunication Equipment (0.89%)
			ADC Telecommunications Inc (a)	4,950	31
Seismic Data Collection (0.26%)			ADTRAN Inc	769	17
Dawson Geophysical Co (a)	741	17	Anaren Inc (a)	161	3
Geokinetics Inc (a)	181	2	Arris Group Inc (a)	44,135	505
ION Geophysical Corp (a)	51,472	305	Communications Systems Inc	572	7
OYO Geospace Corp (a)	396	17	CPI International Inc (a)	1,990	26
TGC Industries Inc (a)	284	1	Plantronics Inc	14,700	382
		342	Preformed Line Products Co	25	1
			Sonus Networks Inc (a)	11,558	24
Semiconductor Component - Integrated Circuits (0.36%)
			Symmetricom Inc (a)	8,807	46
Cypress Semiconductor Corp (a)	14,800	156
			Tekelec (a)	9,831	150
Emulex Corp (a)	597	6
					1,192
Micrel Inc	2,585	21
Pericom Semiconductor Corp (a)	1,622	19	Telecommunication Equipment - Fiber Optics (0.06%)
Sigma Designs Inc (a)	21,780	233	Harmonic Inc (a)	2,171	14
Standard Microsystems Corp (a)	1,056	22	Oplink Communications Inc (a)	3,045	50
TriQuint Semiconductor Inc (a)	3,600	22	Sycamore Networks Inc	1,079	22
		479			86
			Telecommunication Services (0.44%)
			Consolidated Communications Holdings Inc	11,971	210

See accompanying notes

362

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Telecommunication Services (continued)			Transport - Equipment & Leasing (continued)
Global Crossing Ltd (a)	396 $	6	TAL International Group Inc	1,372 $	18
Harris Stratex Networks Inc (a)	9,267	64			178
Iowa Telecommunications Services Inc	1,731	29
			Transport - Marine (1.00%)
Knology Inc (a)	1,869	20	American Commercial Lines Inc (a)	868	16
MasTec Inc (a)	10,701	134	DHT Maritime Inc	11,112	41
Premiere Global Services Inc (a)	14,335	118	Eagle Bulk Shipping Inc (a)	3,401	17
USA Mobility Inc (a)	218	2	Genco Shipping & Trading Ltd (a)	1,682	38
		583	General Maritime Corp	3,094	22
Telephone - Integrated (0.39%)			Golar LNG Ltd (a)	1,126	14
Atlantic Tele-Network Inc	2,949	162	Gulfmark Offshore Inc (a)	17,897	507
Cincinnati Bell Inc (a)	102,520	354	Horizon Lines Inc	22,696	126
Sprint Nextel Corp (a)	1	-	International Shipholding Corp	3,221	100
		516	Knightsbridge Tankers Ltd	7,049	93
			Nordic American Tanker Shipping	4,568	137
Television (0.24%)
Belo Corp	5,747	31	Ship Finance International Ltd	6,476	88
LIN TV Corp (a)	18,689	83	TBS International Ltd (a)	19,200	141
Sinclair Broadcast Group Inc (a)	52,769	213			1,340
		327	Transport - Rail (0.03%)
			RailAmerica Inc (a)	3,600	44
Textile - Apparel (0.28%)
Perry Ellis International Inc (a)	24,748	373
			Transport - Services (0.17%)
			Bristow Group Inc (a)	1,882	72
Theaters (0.09%)
Carmike Cinemas Inc (a)	10,089	77	Dynamex Inc (a)	272	5
Cinemark Holdings Inc	284	4	Echo Global Logistics Inc (a)	3,998	51
National CineMedia Inc	2,540	42	HUB Group Inc (a)	1,082	29
		123	Pacer International Inc (a)	17,300	55
			PHI Inc (a)	597	12
Therapeutics (0.01%)					224
Cypress Bioscience Inc (a)	2,300	13
			Transport - Truck (0.46%)
Tobacco (0.06%)			Arkansas Best Corp	5,701	168
Alliance One International Inc (a)	2,748	14	Forward Air Corp	853	21
Universal Corp/VA	1,498	68	Heartland Express Inc	8,107	124
		82	Knight Transportation Inc	1,200	23
			Marten Transport Ltd (a)	4,400	79
Toys (0.11%)
			Old Dominion Freight Line Inc (a)	1,313	40
Jakks Pacific Inc (a)	12,066	146
			Saia Inc (a)	7,513	111
Transactional Software (0.10%)			Werner Enterprises Inc	2,764	55
VeriFone Holdings Inc (a)	8,000	131			621
			Travel Services (0.00%)
Transport - Air Freight (0.17%)
			Interval Leisure Group Inc (a)	218	3
Air Transport Services Group Inc (a)	1,949	5
			Universal Travel Group (a)	106	1
Atlas Air Worldwide Holdings Inc (a)	5,825	217
					4
		222
			Vitamins & Nutrition Products (0.01%)
Transport - Equipment & Leasing (0.13%)
			Nutraceutical International Corp (a)	988	12
Aircastle Ltd	11,622	115
			Schiff Nutrition International Inc	925	8
Amerco Inc (a)	569	28
					20
Greenbrier Cos Inc	1,625	17

See accompanying notes

363

Schedule of Investments
SmallCap Value Account I
December 31, 2009

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)
COMMON STOCKS (continued)			REPURCHASE AGREEMENTS (continued)
Water (0.24%)			Diversified Banking Institutions (continued)
American States Water Co	3,455 $	122	Investment in Joint Trading Account;
California Water Service Group	3,827	141	Morgan Stanley Repurchase Agreement;
			0.01% dated 12/31/09 maturing 01/04/10
Pico Holdings Inc (a)	770	25
			(collateralized by Sovereign Agency
SJW Corp	709	16	Issues; $1,273,000; 0.00% - 0.90%; dated
York Water Co	739	11	01/15/10 - 04/08/10)	$ 1,248$	1,248
		315			2,932

Web Hosting & Design (0.01%)			TOTAL REPURCHASE AGREEMENTS	$ 2,932
Web.com Group Inc (a)	2,556	17	Total Investments	$ 130,517
			Other Assets in Excess of Liabilities, Net - 2.50%		3,342
Web Portals (0.42%)
Earthlink Inc	17,332	144	TOTAL NET ASSETS - 100.00%	$ 133,859
United Online Inc	57,592	414
		558	(a) Non-Income Producing Security
Wire & Cable Products (0.18%)
Belden Inc	5,822	128	Unrealized Appreciation (Depreciation)
Encore Wire Corp	4,427	93	The net federal income tax unrealized appreciation (depreciation) and federal tax cost
			of investments held by the account as of the period end were as follows:
Fushi Copperweld Inc (a)	1,538	16
		237
			Unrealized Appreciation	$ 19,999
Wireless Equipment (0.21%)			Unrealized Depreciation		(20,290)
EMS Technologies Inc (a)	256	4	Net Unrealized Appreciation (Depreciation)		(291)
Globecomm Systems Inc (a)	2,007	16	Cost for federal income tax purposes		130,808
Novatel Wireless Inc (a)	24,300	193	All dollar amounts are shown in thousands (000's)
Powerwave Technologies Inc (a)	12,762	16
RF Micro Devices Inc (a)	10,007	48	Portfolio Summary (unaudited)
		277	Sector		Percent
			Financial		32.13%
TOTAL COMMON STOCKS	$ 127,585		Industrial		14.90%
	Principal		Consumer, Non-cyclical		13.85%
			Consumer, Cyclical		12.43%
	Amount	Value
			Utilities		5.71%
	(000's)	(000's)	Technology		5.26%
REPURCHASE AGREEMENTS (2.19%)			Energy		4.45%
Diversified Banking Institutions (2.19%)			Basic Materials		4.43%
			Communications		4.25%
Investment in Joint Trading Account; Bank
			Diversified		0.06%
of America Repurchase Agreement;			Exchange Traded Funds		0.03%
0.005% dated 12/31/09 maturing 01/04/10			Other Assets in Excess of Liabilities, Net		2.50%
(collateralized by Sovereign Agency
Issues; $1,314,000; 0.00% - 3.75%; dated			TOTAL NET ASSETS		100.00%
01/26/10 - 04/15/26)	$ 1,288$	1,288	Other Assets Summary (unaudited)
Investment in Joint Trading Account;
Deutsche Bank Repurchase Agreement;			Asset Type		Percent
0.01% dated 12/31/09 maturing 01/04/10			Futures		4.29%
(collateralized by Sovereign Agency
Issues; $404,000; 0.00% - 4.75%; dated
02/22/10 - 11/19/12)	396	396

See accompanying notes

364

Schedule of Investments
SmallCap Value Account I
December 31, 2009

Futures Contracts
				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)
Russell 2000 mini; March 2010	Buy	92	$ 5,524	$ 5,739	$ 215
All dollar amounts are shown in thousands (000's)

See accompanying notes

365

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Asset Allocation Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.05	$14.87	$14.11	$12.78	$12.28
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.20	0.23	0.28	0.25	0.19
Net Realized and Unrealized Gain (Loss) on Investments	1.64	(3.60)	1.34	1.35	0.51
Total From Investment Operations	1.84	(3.37)	1.62	1.60	0.70
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.39)	(0.21)	(0.10)	(0.20)
Distributions from Realized Gains	–	(1.06)	(0.65)	(0.17)	–
Total Dividends and Distributions	(0.31)	(1.45)	(0.86)	(0.27)	(0.20)
Net Asset Value, End of Period	$11.58	$10.05	$14.87	$14.11	$12.78

Total Return(b)	18.81%	(24.84)%	11.78%	12.77%	5.79%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$66,556	$63,068	$103,281	$102,381	$100,637
Ratio of Expenses to Average Net Assets	0.87%	0.86%	0.82%	0.83%	0.86%
Ratio of Net Investment Income to Average Net Assets	1.89%	1.79%	1.96%	1.93%	1.53%
Portfolio Turnover Rate	189.2%	243.1%	125.3%	85.8%	83.5%

	2009	2008	2007	2006	2005
Balanced Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.71	$16.68	$16.24	$14.93	$14.34
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.32	0.43	0.43	0.37	0.31
Net Realized and Unrealized Gain (Loss) on Investments	1.85	(5.27)	0.45	1.30	0.64
Total From Investment Operations	2.17	(4.84)	0.88	1.67	0.95
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.55)	(0.52)	(0.44)	(0.36)	(0.36)
Distributions from Realized Gains	–	(0.61)	–	–	–
Total Dividends and Distributions	(0.55)	(1.13)	(0.44)	(0.36)	(0.36)
Net Asset Value, End of Period	$12.33	$10.71	$16.68	$16.24	$14.93

Total Return(b)	21.16%	(30.92)%	5.38%	11.44%	6.79%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$58,147	$56,799	$105,283	$112,208	$116,927
Ratio of Expenses to Average Net Assets	0.68%	0.66%	0.63%	0.63%	0.64%
Ratio of Net Investment Income to Average Net Assets	2.91%	3.05%	2.60%	2.44%	2.19%
Portfolio Turnover Rate	237.4%	203.1%	160.7%	165.6%	115.3%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

See accompanying notes.

366

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Bond & Mortgage Securities Account
Class 1 shares
Net Asset Value, Beginning of Period	$9.35	$11.96	$12.09	$12.04	$12.31
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.51	0.61	0.67	0.58	0.50
Net Realized and Unrealized Gain (Loss) on Investments	1.34	(2.55)	(0.27)	(0.04)	(0.20)
Total From Investment Operations	1.85	(1.94)	0.40	0.54	0.30
Less Dividends and Distributions:
Dividends from Net Investment Income	(1.16)	(0.67)	(0.53)	(0.49)	(0.57)
Total Dividends and Distributions	(1.16)	(0.67)	(0.53)	(0.49)	(0.57)
Net Asset Value, End of Period	$10.04	$9.35	$11.96	$12.09	$12.04

Total Return(b)	20.91%	(17.06)%	3.41%	4.65%	2.50%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$333,964	$330,330	$473,797	$414,833	$338,044
Ratio of Expenses to Average Net Assets	0.45%	0.42%	0.42%	0.52%	0.47%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)	N/A	N/A	N/A	0.44%	N/A
Ratio of Net Investment Income to Average Net Assets	5.27%	5.66%	5.61%	4.97%	4.21%
Portfolio Turnover Rate	432.6%	305.9%	256.8%	271.8%	176.2%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

See accompanying notes.

367

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Diversified International Account
Class 1 shares
Net Asset Value, Beginning of Period	$9.25	$21.67	$20.64	$16.83	$13.75
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.18	0.31	0.30	0.25	0.18
Net Realized and Unrealized Gain (Loss) on Investments	2.28	(8.44)	2.96	4.31	3.05
Total From Investment Operations	2.46	(8.13)	3.26	4.56	3.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.30)	(0.21)	(0.23)	(0.15)
Distributions from Realized Gains	–	(3.99)	(2.02)	(0.52)	–
Total Dividends and Distributions	(0.47)	(4.29)	(2.23)	(0.75)	(0.15)
Net Asset Value, End of Period	$11.24	$9.25	$21.67	$20.64	$16.83

Total Return(b)	27.30%	(46.22)%	16.09%	27.96%	23.79%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$364,176	$286,421	$576,345	$409,020	$293,647
Ratio of Expenses to Average Net Assets	0.91%	0.92%(c)	0.90%(c)	0.91%	0.97%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.97%(d)
Ratio of Net Investment Income to Average Net Assets	1.85%	2.07%	1.41%	1.34%	1.27%
Portfolio Turnover Rate	105.5%	100.4%	113.8%(e)	107.0%	121.2%

	2009	2008	2007(f)
Diversified International Account
Class 2 shares
Net Asset Value, Beginning of Period	$9.27	$21.71	$20.27
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.15	0.31	0.23
Net Realized and Unrealized Gain (Loss) on Investments	2.29	(8.51)	3.38
Total From Investment Operations	2.44	(8.20)	3.61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)	(0.25)	(0.15)
Distributions from Realized Gains	–	(3.99)	(2.02)
Total Dividends and Distributions	(0.39)	(4.24)	(2.17)
Net Asset Value, End of Period	$11.32	$9.27	$21.71

Total Return(b)	26.84%	(46.37)%	18.09%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,427	$2,338	$8,072
Ratio of Expenses to Average Net Assets	1.16%	1.17%(c)	1.15%(c),(h)
Ratio of Net Investment Income to Average Net Assets	1.59%	1.91%	1.09%(h)
Portfolio Turnover Rate	105.5%	100.4%	113.8%(e),(h)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c) Reflects Manager's contractual expense limit.

(d) Expense ratio without reimbursement from custodian.

(e) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT International Growth Fund.

(f) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.

(g) Total return amounts have not been annualized.

(h) Computed on an annualized basis.

See accompanying notes.

368

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Equity Income Account
Class 1 shares
Net Asset Value, Beginning of Period	$11.60	$19.32	$19.39	$17.64	$16.26
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.39	0.44	0.40	0.32	0.40
Net Realized and Unrealized Gain (Loss) on Investments	1.84	(6.53)	0.66	2.71	1.26
Total From Investment Operations	2.23	(6.09)	1.06	3.03	1.66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.68)	(0.41)	(0.20)	(0.33)	(0.28)
Distributions from Realized Gains	–	(1.22)	(0.93)	(0.95)	–
Total Dividends and Distributions	(0.68)	(1.63)	(1.13)	(1.28)	(0.28)
Net Asset Value, End of Period	$13.15	$11.60	$19.32	$19.39	$17.64

Total Return(b)	20.00%	(33.94)%	5.24%	18.17%	10.27%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$392,951	$304,321	$513,914	$296,113	$237,482
Ratio of Expenses to Average Net Assets	0.54%	0.51%(c)	0.49%(c)	0.66%	0.66%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.66%(d)	0.66%(d)
Ratio of Net Investment Income to Average Net Assets	3.33%	2.86%	2.01%	1.74%	2.40%
Portfolio Turnover Rate	44.0%	86.8%	84.0%(e)	87.0%	46.0%

	2009	2008	2007	2006	2005
Equity Income Account
Class 2 shares
Net Asset Value, Beginning of Period	$11.50	$19.17	$19.24	$17.53	$16.18
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.35	0.40	0.34	0.27	0.36
Net Realized and Unrealized Gain (Loss) on Investments	1.85	(6.49)	0.67	2.69	1.24
Total From Investment Operations	2.20	(6.09)	1.01	2.96	1.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.60)	(0.36)	(0.15)	(0.30)	(0.25)
Distributions from Realized Gains	–	(1.22)	(0.93)	(0.95)	–
Total Dividends and Distributions	(0.60)	(1.58)	(1.08)	(1.25)	(0.25)
Net Asset Value, End of Period	$13.10	$11.50	$19.17	$19.24	$17.53

Total Return(b)	19.76%	(34.12)%	5.00%	17.86%	9.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$30,836	$34,738	$76,666	$70,163	$41,976
Ratio of Expenses to Average Net Assets	0.79%	0.76%(c)	0.74%(c)	0.91%	0.91%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.91%(d)	0.91%(d)
Ratio of Net Investment Income to Average Net Assets	3.08%	2.57%	1.74%	1.49%	2.15%
Portfolio Turnover Rate	44.0%	86.8%	84.0%(e)	87.0%	46.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Expense ratio without reimbursement from custodian.
(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Account and WM VT Equity Income Fund.

See accompanying notes.

369

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Government & High Quality Bond Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.64	$11.36	$11.36	$11.36	$11.64
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.42	0.53	0.55	0.50	0.44
Net Realized and Unrealized Gain (Loss) on Investments	0.11	(0.70)	(0.02)	(0.04)	(0.21)
Total From Investment Operations	0.53	(0.17)	0.53	0.46	0.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.67)	(0.55)	(0.53)	(0.46)	(0.51)
Total Dividends and Distributions	(0.67)	(0.55)	(0.53)	(0.46)	(0.51)
Net Asset Value, End of Period	$10.50	$10.64	$11.36	$11.36	$11.36

Total Return(b)	5.29%	(1.63)%	4.90%	4.23%	2.01%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$245,971	$271,429	$314,515	$305,203	$316,047
Ratio of Expenses to Average Net Assets	0.47%	0.45%	0.45%	0.56%	0.46%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)	N/A	N/A	N/A	0.46%	N/A
Ratio of Net Investment Income to Average Net Assets	4.05%	4.83%	4.85%	4.54%	3.88%
Portfolio Turnover Rate	120.7%	240.4%	243.8%	246.9%	262.1%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

See accompanying notes.

370

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Income Account
Class 1 shares
Net Asset Value, Beginning of Period	$9.36	$10.46	$10.55	$10.69	$11.08
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.62	0.59	0.60	0.61	0.60
Net Realized and Unrealized Gain (Loss) on Investments	1.03	(0.93)	0.01	(0.13)	(0.34)
Total From Investment Operations	1.65	(0.34)	0.61	0.48	0.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(1.03)	(0.75)	(0.68)	(0.61)	(0.65)
Distributions from Realized Gains	(0.01)	(0.01)	(0.02)	(0.01)	–
Total Dividends and Distributions	(1.04)	(0.76)	(0.70)	(0.62)	(0.65)
Net Asset Value, End of Period	$9.97	$9.36	$10.46	$10.55	$10.69

Total Return(b)	18.37%	(3.47)%	5.90%	4.90%	2.40%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$196,424	$120,854	$170,478	$182,728	$185,140
Ratio of Expenses to Average Net Assets	0.51%	0.51%(c)	0.50%(c)	0.54%	0.54%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.54%(d)	0.54%(d)
Ratio of Net Investment Income to Average Net Assets	6.33%	5.93%	5.76%	5.79%	5.50%
Portfolio Turnover Rate	23.6%	13.9%	9.1%	24.0%	13.0%

	2009	2008	2007	2006	2005
Income Account
Class 2 shares
Net Asset Value, Beginning of Period	$9.30	$10.40	$10.49	$10.62	$11.01
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.59	0.56	0.59	0.58	0.57
Net Realized and Unrealized Gain (Loss) on Investments	1.04	(0.92)	(0.01)	(0.12)	(0.34)
Total From Investment Operations	1.63	(0.36)	0.58	0.46	0.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.97)	(0.73)	(0.65)	(0.58)	(0.62)
Distributions from Realized Gains	(0.01)	(0.01)	(0.02)	(0.01)	–
Total Dividends and Distributions	(0.98)	(0.74)	(0.67)	(0.59)	(0.62)
Net Asset Value, End of Period	$9.95	$9.30	$10.40	$10.49	$10.62

Total Return(b)	18.17%	(3.75)%	5.77%	4.59%	2.06%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,260	$7,912	$13,390	$16,474	$20,374
Ratio of Expenses to Average Net Assets	0.76%	0.76%(c)	0.75%(c)	0.79%	0.79%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.79%(d)	0.79%(d)
Ratio of Net Investment Income to Average Net Assets	6.11%	5.66%	5.68%	5.54%	5.25%
Portfolio Turnover Rate	23.6%	13.9%	9.1%	24.0%	13.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Expense ratio without reimbursement from custodian.

See accompanying notes.

371

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
International Emerging Markets Account
Class 1 shares
Net Asset Value, Beginning of Period	$8.95	$27.61	$21.42	$16.02	$14.78
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.14	0.21	0.25	0.19	0.22
Net Realized and Unrealized Gain (Loss) on Investments	5.97	(11.50)	8.26	5.80	4.46
Total From Investment Operations	6.11	(11.29)	8.51	5.99	4.68
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.20)	(0.23)	(0.24)	–	(0.17)
Distributions from Realized Gains	–	(7.14)	(2.08)	(0.59)	(3.27)
Total Dividends and Distributions	(0.20)	(7.37)	(2.32)	(0.59)	(3.44)
Net Asset Value, End of Period	$14.86	$8.95	$27.61	$21.42	$16.02

Total Return(b)	68.65%	(54.86)%	42.11%	38.32%	34.29%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$170,508	$96,371	$226,564	$121,211	$71,639
Ratio of Expenses to Average Net Assets	1.35%	1.45%	1.41%	1.44%	1.60%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	–	1.60%(d)
Ratio of Net Investment Income to Average Net Assets	1.19%	1.23%	1.02%	1.04%	1.45%
Portfolio Turnover Rate	128.5%	133.3%	137.7%	127.0%	169.6%

	2009	2008	2007	2006	2005
International SmallCap Account
Class 1 shares
Net Asset Value, Beginning of Period	$9.13	$22.42	$24.75	$22.50	$17.72
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.14	0.24	0.28	0.16	0.12
Net Realized and Unrealized Gain (Loss) on Investments	2.88	(9.64)	2.34	5.88	4.96
Total From Investment Operations	3.02	(9.40)	2.62	6.04	5.08
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.27)	(0.36)	(0.40)	(0.13)	(0.11)
Distributions from Realized Gains	–	(3.53)	(4.55)	(3.66)	(0.19)
Total Dividends and Distributions	(0.27)	(3.89)	(4.95)	(3.79)	(0.30)
Net Asset Value, End of Period	$11.88	$9.13	$22.42	$24.75	$22.50

Total Return(b)	33.74%	(50.29)%	9.23%	30.38%	29.12%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$101,980	$85,063	$198,887	$183,123	$143,454
Ratio of Expenses to Average Net Assets	1.31%(e)	1.34%	1.26%	1.27%	1.33%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	1.33%(d)
Ratio of Net Investment Income to Average Net Assets	1.39%	1.51%	1.14%	0.71%	0.63%
Portfolio Turnover Rate	124.6%	122.9%	120.6%	143.3%	132.3%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Excludes expense reimbursement from Manager.
(d)	Expense ratio without reimbursement from custodian.
(e)	Reflects Manager’s contractual expense limit.

See accompanying notes.

372

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
LargeCap Blend Account II
Class 1 shares
Net Asset Value, Beginning of Period	$4.88	$12.59	$12.46	$11.19	$10.73
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.08	0.10	0.12	0.13	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.35	(3.07)	0.55	1.56	0.40
Total From Investment Operations	1.43	(2.97)	0.67	1.69	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.15)	(0.09)	(0.08)	–
Distributions from Realized Gains	–	(4.59)	(0.45)	(0.34)	(0.04)
Total Dividends and Distributions	(0.10)	(4.74)	(0.54)	(0.42)	(0.04)
Net Asset Value, End of Period	$6.21	$4.88	$12.59	$12.46	$11.19

Total Return(b)	29.67%	(36.41)%	5.21%	15.72%	4.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$183,485	$159,837	$271,426	$202,369	$135,072
Ratio of Expenses to Average Net Assets	0.75%(c)	0.77%(c)	0.74%(c)	0.76%	0.78%
Ratio of Net Investment Income to Average Net Assets	1.51%	1.30%	0.96%	1.09%	0.96%
Portfolio Turnover Rate	79.0%	62.7%	80.0%(d)	50.7%	44.1%

	2009	2008	2007(e)
LargeCap Blend Account II
Class 2 shares
Net Asset Value, Beginning of Period	$4.89	$12.59	$12.42
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.07	0.08	0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.35	(3.07)	0.59
Total From Investment Operations	1.42	(2.99)	0.68
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.12)	(0.06)
Distributions from Realized Gains	–	(4.59)	(0.45)
Total Dividends and Distributions	(0.07)	(4.71)	(0.51)
Net Asset Value, End of Period	$6.24	$4.89	$12.59

Total Return(b)	29.28%	(36.50)%	5.28%(f)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$832	$875	$2,727
Ratio of Expenses to Average Net Assets	1.00%(c)	1.02%(c)	0.99%(c),(g)
Ratio of Net Investment Income to Average Net Assets	1.27%	1.00%	0.69%(g)
Portfolio Turnover Rate	79.0%	62.7%	80.0%(d),(g)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c) Reflects Manager's contractual expense limit.

(d) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth & Income Fund.

(e) Period from January 9, 2007 through December 31, 2007. Class 2 shares recognized $.01 per share of net investment income and incurred a net realized and unrealized gain of $.08 per share from January 3, 2007 through January 8, 2007.

(f) Total return amounts have not been annualized.

(g) Computed on an annualized basis.

See accompanying notes.

373

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
LargeCap Growth Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.14	$17.92	$14.57	$13.29	$11.94
Income from Investment Operations:
Net Investment Income (Loss)(a)	–	0.07	0.05	0.09	0.03
Net Realized and Unrealized Gain (Loss) on Investments	2.72	(7.78)	3.33	1.23	1.40
Total From Investment Operations	2.72	(7.71)	3.38	1.32	1.43
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.07)	(0.03)	(0.04)	(0.08)
Total Dividends and Distributions	(0.08)	(0.07)	(0.03)	(0.04)	(0.08)
Net Asset Value, End of Period	$12.78	$10.14	$17.92	$14.57	$13.29

Total Return(b)	27.01%	(43.16)%	23.20%	9.92%	12.09%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$241,670	$173,642	$395,726	$128,867	$124,254
Ratio of Expenses to Average Net Assets	0.69%	0.69%(c)	0.68%(c)	0.61%	0.62%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.50%	0.34%	0.63%	0.26%
Portfolio Turnover Rate	89.5%	87.6%	105.4%(d)	99.3%	78.3%

	2009	2008	2007(e)
LargeCap Growth Account
Class 2 shares
Net Asset Value, Beginning of Period	$10.13	$17.90	$14.63
Income from Investment Operations:
Net Investment Income (Loss)(a)	(0.03)	0.04	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.74	(7.78)	3.26
Total From Investment Operations	2.71	(7.74)	3.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.03)	–
Total Dividends and Distributions	(0.04)	(0.03)	–
Net Asset Value, End of Period	$12.80	$10.13	$17.90

Total Return(b)	26.80%	(43.30)%	22.35%(f)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$635	$538	$1,372
Ratio of Expenses to Average Net Assets	0.94%	0.94%(c)	0.93%(c),(g)
Ratio of Net Investment Income to Average Net Assets	(0.24)%	0.24%	0.09%(g)
Portfolio Turnover Rate	89.5%	87.6%	105.4%(d),(g)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c) Reflects Manager's contractual expense limit.

(d) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth Fund.

(e) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.21 per share from January 3, 2007 through January 8, 2007.

(f) Total return amounts have not been annualized.

(g) Computed on an annualized basis.

See accompanying notes.

374

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
LargeCap Growth Account I
Class 1 shares
Net Asset Value, Beginning of Period	$11.72	$19.76	$18.30	$17.23	$16.02
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.02	–	0.03	0.10	–
Net Realized and Unrealized Gain (Loss) on Investments	6.16	(8.01)	1.53	0.97	1.21
Total From Investment Operations	6.18	(8.01)	1.56	1.07	1.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	(0.03)	(0.10)	–	–
Total Dividends and Distributions	(0.01)	(0.03)	(0.10)	–	–
Net Asset Value, End of Period	$17.89	$11.72	$19.76	$18.30	$17.23

Total Return(b)	52.71%	(40.60)%	8.52%	6.21%	7.55%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$221,953	$157,138	$301,223	$270,071	$274,192
Ratio of Expenses to Average Net Assets	0.78%(c)	0.77%	0.75%	0.76%	0.77%
Ratio of Net Investment Income to Average Net Assets	0.11%	(0.01)%	0.14%	0.60%	0.00%
Portfolio Turnover Rate	87.8%	58.1%	56.5%	52.1%	51.6%

	2009	2008	2007	2006	2005
LargeCap S&P 500 Index Account
Class 1 shares
Net Asset Value, Beginning of Period	$6.52	$10.83	$10.44	$9.16	$8.77
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.14	0.18	0.19	0.16	0.13
Net Realized and Unrealized Gain (Loss) on Investments	1.53	(4.05)	0.35	1.25	0.26
Total From Investment Operations	1.67	(3.87)	0.54	1.41	0.39
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.22)	(0.15)	(0.13)	–
Distributions from Realized Gains	–	(0.22)	–	–	–
Total Dividends and Distributions	(0.31)	(0.44)	(0.15)	(0.13)	–
Net Asset Value, End of Period	$7.88	$6.52	$10.83	$10.44	$9.16

Total Return(b)	26.31%	(37.10)%	5.15%	15.57%	4.47%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$116,266	$97,677	$195,489	$221,327	$179,143
Ratio of Expenses to Average Net Assets	0.27%	0.27%	0.26%	0.26%	0.38%
Ratio of Gross Expenses to Average Net Assets(d)	–	–	–	–	0.38%
Ratio of Net Investment Income to Average Net Assets	2.05%	2.02%	1.73%	1.68%	1.52%
Portfolio Turnover Rate	15.9%	13.8%	12.7%	12.5%	13.1%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Excludes expense reimbursement from Manager.

See accompanying notes.

375

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
LargeCap Value Account
Class 1 shares
Net Asset Value, Beginning of Period	$19.29	$34.70	$37.34	$34.59	$32.39
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.42	0.59	0.63	0.59	0.54
Net Realized and Unrealized Gain (Loss) on Investments	2.60	(11.32)	(0.46)	5.74	1.66
Total From Investment Operations	3.02	(10.73)	0.17	6.33	2.20
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.97)	(0.68)	(0.61)	(0.57)	–
Distributions from Realized Gains	–	(4.00)	(2.20)	(3.01)	–
Total Dividends and Distributions	(0.97)	(4.68)	(2.81)	(3.58)	–
Net Asset Value, End of Period	$21.34	$19.29	$34.70	$37.34	$34.59

Total Return(b)	16.30%	(35.16)%	(0.10)%	19.95%	6.80%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$154,829	$145,811	$270,351	$292,503	$258,490
Ratio of Expenses to Average Net Assets	0.61%	0.61%	0.60%	0.60%	0.61%
Ratio of Net Investment Income to Average Net Assets	2.21%	2.18%	1.70%	1.73%	1.62%
Portfolio Turnover Rate	144.8%	133.5%	107.5%	85.9%	120.9%

	2009	2008	2007	2006	2005
LargeCap Value Account III
Class 1 shares
Net Asset Value, Beginning of Period	$7.49	$13.47	$14.65	$12.45	$11.88
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.14	0.23	0.28	0.23	0.18
Net Realized and Unrealized Gain (Loss) on Investments	1.31	(5.47)	(0.75)	2.38	0.46
Total From Investment Operations	1.45	(5.24)	(0.47)	2.61	0.64
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.28)	(0.25)	(0.19)	(0.15)	–
Distributions from Realized Gains	–	(0.49)	(0.52)	(0.26)	(0.07)
Total Dividends and Distributions	(0.28)	(0.74)	(0.71)	(0.41)	(0.07)
Net Asset Value, End of Period	$8.66	$7.49	$13.47	$14.65	$12.45

Total Return(b)	19.80%	(40.78)%	(3.71)%	21.55%	5.44%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$227,530	$185,807	$221,684	$200,745	$122,221
Ratio of Expenses to Average Net Assets	0.75%(c)	0.76%	0.75%	0.76%	0.77%
Ratio of Net Investment Income to Average Net Assets	1.92%	2.28%	1.94%	1.77%	1.52%
Portfolio Turnover Rate	95.8%	56.5%	21.0%	21.5%	19.7%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.

See accompanying notes.

376

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
MidCap Blend Account
Class 1 shares
Net Asset Value, Beginning of Period	$24.93	$42.05	$42.26	$42.54	$39.63
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.21	0.18	0.21	0.27	0.45
Net Realized and Unrealized Gain (Loss) on Investments	7.83	(12.82)	3.96	5.11	3.12
Total From Investment Operations	8.04	(12.64)	4.17	5.38	3.57
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.23)	(0.28)	(0.46)	–
Distributions from Realized Gains	(1.48)	(4.25)	(4.10)	(5.20)	(0.66)
Total Dividends and Distributions	(1.72)	(4.48)	(4.38)	(5.66)	(0.66)
Net Asset Value, End of Period	$31.25	$24.93	$42.05	$42.26	$42.54

Total Return(b)	33.76%	(33.92)%	9.45%	14.23%	9.21%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$379,151	$269,185	$472,587	$457,649	$420,812
Ratio of Expenses to Average Net Assets	0.61%	0.58%	0.56%	0.57%	0.58%
Ratio of Net Investment Income to Average Net Assets	0.79%	0.50%	0.49%	0.68%	1.13%
Portfolio Turnover Rate	25.4%	19.6%	28.0%	40.8%	49.9%

	2009(c)
MidCap Blend Account
Class 2 shares
Net Asset Value, Beginning of Period	$28.70
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.14
Net Realized and Unrealized Gain (Loss) on Investments	2.39
Total From Investment Operations	2.53
Net Asset Value, End of Period	$31.23

Total Return(b)	8.82%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10,010
Ratio of Expenses to Average Net Assets	0.83%(e)
Ratio of Net Investment Income to Average Net Assets	1.43%(e)
Portfolio Turnover Rate	25.4%(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Period from September 9, 2009, date operations commenced, through December 31, 2009.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

See accompanying notes.

377

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
MidCap Growth Account I
Class 1 shares
Net Asset Value, Beginning of Period	$6.01	$11.61	$11.95	$11.19	$9.84
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.03	0.01	0.01	0.01	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.08	(4.21)	1.33	1.06	1.37
Total From Investment Operations	2.11	(4.20)	1.34	1.07	1.35
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.01)	(0.01)	(0.01)	–	–
Distributions from Realized Gains	–	(1.39)	(1.67)	(0.31)	–
Total Dividends and Distributions	(0.01)	(1.40)	(1.68)	(0.31)	–
Net Asset Value, End of Period	$8.11	$6.01	$11.61	$11.95	$11.19

Total Return(b)	35.15%	(41.14)%	10.78%	9.65%	13.72%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$50,570	$40,422	$79,882	$74,846	$68,471
Ratio of Expenses to Average Net Assets	0.92%	0.93%	0.91%	0.92%	0.92%
Ratio of Net Investment Income to Average Net Assets	0.41%	0.08%	0.09%	0.12%	(0.15)%
Portfolio Turnover Rate	79.8%	97.9%	108.1%	136.2%	97.0%

	2009	2008	2007	2006	2005
MidCap Value Account II
Class 1 shares
Net Asset Value, Beginning of Period	$7.88	$15.23	$16.77	$16.57	$15.38
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.12	0.15	0.12	0.12	0.05
Net Realized and Unrealized Gain (Loss) on Investments	2.52	(6.33)	(0.10)	1.91	1.53
Total From Investment Operations	2.64	(6.18)	0.02	2.03	1.58
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.15)	(0.11)	(0.11)	(0.04)	–
Distributions from Realized Gains	–	(1.06)	(1.45)	(1.79)	(0.39)
Total Dividends and Distributions	(0.15)	(1.17)	(1.56)	(1.83)	(0.39)
Net Asset Value, End of Period	$10.37	$7.88	$15.23	$16.77	$16.57

Total Return(b)	34.13%	(43.92)%	(1.04)%	13.27%	10.55%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$96,238	$80,587	$150,918	$142,116	$112,437
Ratio of Expenses to Average Net Assets	1.01%(c)	1.06%(c)	1.06%	1.06%	1.07%
Ratio of Net Investment Income to Average Net Assets	1.44%	1.22%	0.73%	0.78%	0.32%
Portfolio Turnover Rate	164.4%	157.7%	146.7%	150.6%	90.6%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.

See accompanying notes.

378

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Money Market Account
Class 1 shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Loss)(a)	–	0.03	0.05	0.05	0.03
Total From Investment Operations	–	0.03	0.05	0.05	0.03
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0.03)	(0.05)	(0.05)	(0.03)
Total Dividends and Distributions	–	(0.03)	(0.05)	(0.05)	(0.03)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	0.22%	2.58%	4.94%	4.67%	2.69%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$381,238	$455,594	$272,347	$180,210	$150,653
Ratio of Expenses to Average Net Assets	0.42%	0.45%(c)	0.47%(c)	0.49%	0.61%
Ratio of Gross Expenses to Average Net Assets	0.45%(g)	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	0.24%	2.47%	4.81%	4.59%	2.66%

	2009	2008	2007(d)
Money Market Account
Class 2 shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Loss)(a)	–	0.02	0.04
Total From Investment Operations	–	0.02	0.04
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0.02)	(0.04)
Total Dividends and Distributions	–	(0.02)	(0.04)
Net Asset Value, End of Period	$1.00	$1.00	$1.00

Total Return(b)	0.18%	2.33%	4.59%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,229	$15,013	$4,646
Ratio of Expenses to Average Net Assets	0.49%	0.70%(c)	0.72%(c),(f)
Ratio of Gross Expenses to Average Net Assets	0.70%(g)	–	–
Ratio of Net Investment Income to Average Net Assets	0.27%	2.13%	4.55%(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from January 8, 2007, date operations commenced, through December 31, 2007.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager and/or Underwriter.

See accompanying notes.

379

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Mortgage Securities Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.28	$10.49	$10.41	$10.47	$10.71
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.43	0.48	0.49	0.47	0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.22	(0.01)	0.16	(0.03)	(0.22)
Total From Investment Operations	0.65	0.47	0.65	0.44	0.24
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.86)	(0.68)	(0.57)	(0.50)	(0.48)
Total Dividends and Distributions	(0.86)	(0.68)	(0.57)	(0.50)	(0.48)
Net Asset Value, End of Period	$10.07	$10.28	$10.49	$10.41	$10.47

Total Return(b)	6.47%	4.68%	6.58%	4.45%	2.27%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$233,789	$152,711	$226,615	$259,054	$266,902
Ratio of Expenses to Average Net Assets	0.50%	0.51%(c)	0.50%(c)	0.53%	0.54%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.53%(d)	0.54%(d)
Ratio of Net Investment Income to Average Net Assets	4.18%	4.63%	4.73%	4.54%	4.39%
Portfolio Turnover Rate	22.4%	9.9%	6.2%	16.0%	33.0%

	2009	2008	2007	2006	2005
Mortgage Securities Account
Class 2 shares
Net Asset Value, Beginning of Period	$10.26	$10.47	$10.39	$10.43	$10.66
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.41	0.45	0.46	0.44	0.43
Net Realized and Unrealized Gain (Loss) on Investments	0.21	(0.01)	0.17	(0.02)	(0.22)
Total From Investment Operations	0.62	0.44	0.63	0.42	0.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.79)	(0.65)	(0.55)	(0.46)	(0.44)
Total Dividends and Distributions	(0.79)	(0.65)	(0.55)	(0.46)	(0.44)
Net Asset Value, End of Period	$10.09	$10.26	$10.47	$10.39	$10.43

Total Return(b)	6.21%	4.41%	6.21%	4.22%	2.02%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,675	$2,085	$3,322	$5,041	$8,742
Ratio of Expenses to Average Net Assets	0.75%	0.76%(c)	0.75%(c)	0.78%	0.79%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.78%(d)	0.79%(d)
Ratio of Net Investment Income to Average Net Assets	3.99%	4.38%	4.47%	4.29%	4.14%
Portfolio Turnover Rate	22.4%	9.9%	6.2%	16.0%	33.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Expense ratio without reimbursement from custodian.

See accompanying notes.

380

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Principal Capital Appreciation Account(a)
Class 1 shares
Net Asset Value, Beginning of Period	$15.05	$25.13	$24.06	$22.04	$20.45
Income from Investment Operations:
Net Investment Income (Loss)(b)	0.17	0.15	0.20	0.15	0.13
Net Realized and Unrealized Gain (Loss) on Investments	4.28	(7.79)	1.89	2.45	1.61
Total From Investment Operations	4.45	(7.64)	2.09	2.60	1.74
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.27)	(0.24)	(0.18)	(0.12)	(0.15)
Distributions from Realized Gains	–	(2.20)	(0.84)	(0.46)	–
Total Dividends and Distributions	(0.27)	(2.44)	(1.02)	(0.58)	(0.15)
Net Asset Value, End of Period	$19.23	$15.05	$25.13	$24.06	$22.04

Total Return(c)	29.82%	(33.37)%	8.73%	12.03%	8.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$94,039	$65,187	$128,486	$152,592	$130,071
Ratio of Expenses to Average Net Assets	0.64%	0.64%(d)	0.63%(d)	0.67%	0.68%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.67%(e)	0.68%(e)
Ratio of Net Investment Income to Average Net Assets	1.02%	0.76%	0.81%	0.66%	0.62%
Portfolio Turnover Rate	23.6%	14.6%	16.6%	18.0%	18.0%

	2009	2008	2007	2006	2005
Principal Capital Appreciation Account(a)
Class 2 shares
Net Asset Value, Beginning of Period	$14.94	$24.97	$23.91	$21.92	$20.35
Income from Investment Operations:
Net Investment Income (Loss)(b)	0.12	0.10	0.13	0.10	0.08
Net Realized and Unrealized Gain (Loss) on Investments	4.27	(7.75)	1.89	2.43	1.60
Total From Investment Operations	4.39	(7.65)	2.02	2.53	1.68
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.16)	(0.18)	(0.12)	(0.08)	(0.11)
Distributions from Realized Gains	–	(2.20)	(0.84)	(0.46)	–
Total Dividends and Distributions	(0.16)	(2.38)	(0.96)	(0.54)	(0.11)
Net Asset Value, End of Period	$19.17	$14.94	$24.97	$23.91	$21.92

Total Return(c)	29.54%	(33.56)%	8.46%	11.75%	8.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,139	$6,970	$15,662	$16,954	$10,823
Ratio of Expenses to Average Net Assets	0.89%	0.89%(d)	0.88%(d)	0.92%	0.93%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.92%(e)	0.93%(e)
Ratio of Net Investment Income to Average Net Assets	0.76%	0.49%	0.55%	0.41%	0.37%
Portfolio Turnover Rate	23.6%	14.6%	16.6%	18.0%	18.0%

(a)	Effective June 30, 2009, West Coast Equity Account changed its name to Principal Capital Appreciation Account.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(d)	Reflects Manager's contractual expense limit.
(e)	Expense ratio without reimbursement from custodian.

See accompanying notes.

381

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Principal LifeTime 2010 Account
Class 1 shares
Net Asset Value, Beginning of Period	$8.07	$12.94	$12.76	$11.37	$10.84
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.47	0.38	0.67	0.25	0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.49	(4.02)	(0.19)	1.15	0.59
Total From Investment Operations	1.96	(3.64)	0.48	1.40	0.61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.38)	(0.47)	(0.16)	(0.01)	(0.01)
Distributions from Realized Gains	(0.02)	(0.76)	(0.14)	–	(0.07)
Total Dividends and Distributions	(0.40)	(1.23)	(0.30)	(0.01)	(0.08)
Net Asset Value, End of Period	$9.63	$8.07	$12.94	$12.76	$11.37

Total Return(b)	25.07%	(30.91)%	3.74%	12.30%	5.70%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$43,345	$32,113	$44,891	$26,936	$12,930
Ratio of Expenses to Average Net Assets(c)	0.08%	0.15%(d)	0.13%(d)	0.16%	0.16%
Ratio of Gross Expenses to Average Net Assets(c),(e)	–	–	–	0.16%	0.20%
Ratio of Net Investment Income to Average Net Assets	5.53%	3.58%	5.13%	2.09%	0.22%
Portfolio Turnover Rate	29.3%	26.0%	67.0%	31.5%	4.3%

	2009	2008	2007	2006	2005
Principal LifeTime 2020 Account
Class 1 shares
Net Asset Value, Beginning of Period	$8.11	$13.86	$13.37	$11.61	$10.97
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.43	0.33	0.71	0.15	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	1.74	(4.58)	(0.06)	1.61	0.75
Total From Investment Operations	2.17	(4.25)	0.65	1.76	0.74
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.31)	(0.51)	(0.07)	–	(0.02)
Distributions from Realized Gains	–	(0.99)	(0.09)	–	(0.08)
Total Dividends and Distributions	(0.31)	(1.50)	(0.16)	–	(0.10)
Net Asset Value, End of Period	$9.97	$8.11	$13.86	$13.37	$11.61

Total Return(b)	27.49%	(34.16)%	4.87%	15.16%	6.77%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$177,887	$126,555	$179,244	$98,599	$26,753
Ratio of Expenses to Average Net Assets(c)	0.08%	0.13%(d)	0.12%(d)	0.13%	0.13%
Ratio of Gross Expenses to Average Net Assets(c),(e)	–	–	–	0.14%	0.16%
Ratio of Net Investment Income to Average Net Assets	4.98%	3.00%	5.12%	1.23%	(0.10)%
Portfolio Turnover Rate	20.7%	14.6%	60.3%	13.2%	3.1%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Account invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Excludes expense reimbursement from Manager.

See accompanying notes.

382

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Principal LifeTime 2030 Account
Class 1 shares
Net Asset Value, Beginning of Period	$7.86	$13.99	$13.35	$11.63	$10.97
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.35	0.29	0.71	0.12	0.01
Net Realized and Unrealized Gain (Loss) on Investments	1.83	(4.85)	0.09	1.60	0.73
Total From Investment Operations	2.18	(4.56)	0.80	1.72	0.74
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.50)	(0.06)	–	(0.02)
Distributions from Realized Gains	(0.01)	(1.07)	(0.10)	–	(0.06)
Total Dividends and Distributions	(0.19)	(1.57)	(0.16)	–	(0.08)
Net Asset Value, End of Period	$9.85	$7.86	$13.99	$13.35	$11.63

Total Return(b)	28.22%	(36.42)%	5.97%	14.83%	6.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$64,909	$25,504	$31,304	$15,224	$3,918
Ratio of Expenses to Average Net Assets(c)	0.07%	0.16%(d)	0.13%(d)	0.16%	0.16%
Ratio of Gross Expenses to Average Net Assets(c),(e)	–	–	–	0.21%	0.38%
Ratio of Net Investment Income to Average Net Assets	4.12%	2.63%	5.11%	0.95%	0.08%
Portfolio Turnover Rate	8.3%	18.0%	66.7%	37.8%	11.5%

	2009	2008	2007	2006	2005
Principal LifeTime 2040 Account
Class 1 shares
Net Asset Value, Beginning of Period	$7.94	$14.37	$13.60	$11.82	$11.09
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.28	0.26	0.75	0.11	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.02	(5.22)	0.14	1.67	0.79
Total From Investment Operations	2.30	(4.96)	0.89	1.78	0.80
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.45)	(0.05)	–	(0.02)
Distributions from Realized Gains	–	(1.02)	(0.07)	–	(0.05)
Total Dividends and Distributions	(0.24)	(1.47)	(0.12)	–	(0.07)
Net Asset Value, End of Period	$10.00	$7.94	$14.37	$13.60	$11.82

Total Return(b)	29.55%	(38.16)%	6.54%	15.13%	7.27%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,935	$11,368	$16,244	$7,256	$1,893
Ratio of Expenses to Average Net Assets(c)	0.08%(d)	0.13%(d)	0.13%(d)	0.13%	0.13%
Ratio of Gross Expenses to Average Net Assets(c),(e)	–	–	–	0.32%	0.56%
Ratio of Net Investment Income to Average Net Assets	3.31%	2.28%	5.27%	0.83%	0.12%
Portfolio Turnover Rate	18.6%	22.6%	72.7%	29.8%	18.2%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Account invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Excludes expense reimbursement from Manager.

See accompanying notes.

383

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Principal LifeTime 2050 Account
Class 1 shares
Net Asset Value, Beginning of Period	$7.80	$14.48	$13.68	$11.85	$11.09
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.25	0.24	0.73	0.08	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.05	(5.30)	0.18	1.75	0.82
Total From Investment Operations	2.30	(5.06)	0.91	1.83	0.83
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.48)	(0.03)	–	(0.02)
Distributions from Realized Gains	–	(1.14)	(0.08)	–	(0.05)
Total Dividends and Distributions	(0.21)	(1.62)	(0.11)	–	(0.07)
Net Asset Value, End of Period	$9.89	$7.80	$14.48	$13.68	$11.85

Total Return(b)	30.04%	(39.05)%	6.62%	15.49%	7.56%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10,778	$7,231	$9,500	$5,210	$1,160
Ratio of Expenses to Average Net Assets(c)	0.08%(d)	0.12%(d)	0.12%(d)	0.12%	0.12%
Ratio of Gross Expenses to Average Net Assets(c),(e)	–	–	–	0.44%	1.11%
Ratio of Net Investment Income to Average Net Assets	2.98%	2.12%	5.06%	0.63%	0.11%
Portfolio Turnover Rate	16.8%	16.1%	93.1%	36.4%	4.2%

	2009	2008	2007	2006	2005
Principal LifeTime Strategic Income Account
Class 1 shares
Net Asset Value, Beginning of Period	$8.64	$12.12	$12.15	$11.05	$10.68
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.57	0.52	0.61	0.27	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.00	(3.25)	(0.36)	0.86	0.46
Total From Investment Operations	1.57	(2.73)	0.25	1.13	0.52
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.42)	(0.17)	(0.02)	(0.03)
Distributions from Realized Gains	(0.08)	(0.33)	(0.11)	(0.01)	(0.12)
Total Dividends and Distributions	(0.55)	(0.75)	(0.28)	(0.03)	(0.15)
Net Asset Value, End of Period	$9.66	$8.64	$12.12	$12.15	$11.05

Total Return(b)	18.95%	(23.89)%	2.12%	10.26%	4.96%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$23,877	$17,064	$21,210	$12,655	$5,463
Ratio of Expenses to Average Net Assets(c)	0.08%(d)	0.14%(d)	0.13%(d)	0.14%	0.14%
Ratio of Gross Expenses to Average Net Assets(c),(e)	–	–	–	0.21%	0.27%
Ratio of Net Investment Income to Average Net Assets	6.39%	4.93%	5.03%	2.36%	0.60%
Portfolio Turnover Rate	36.6%	26.8%	54.4%	20.9%	8.4%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Account invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Excludes expense reimbursement from Manager.

See accompanying notes.

384

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Real Estate Securities Account
Class 1 shares
Net Asset Value, Beginning of Period	$8.75	$19.06	$26.09	$20.51	$17.88
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.25	0.25	0.35	0.23	0.40
Net Realized and Unrealized Gain (Loss) on Investments	2.19	(4.11)	(4.45)	6.84	2.39
Total From Investment Operations	2.44	(3.86)	(4.10)	7.07	2.79
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.41)	(0.20)	(0.39)	–
Distributions from Realized Gains	–	(6.04)	(2.73)	(1.10)	(0.16)
Total Dividends and Distributions	(0.36)	(6.45)	(2.93)	(1.49)	(0.16)
Net Asset Value, End of Period	$10.83	$8.75	$19.06	$26.09	$20.51

Total Return(b)	28.92%	(32.86)%	(17.69)%	36.61%	15.85%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$160,251	$127,836	$204,752	$255,955	$178,922
Ratio of Expenses to Average Net Assets	0.90%	0.89%(c)	0.86%(c)	0.87%	0.89%
Ratio of Net Investment Income to Average Net Assets	2.96%	1.77%	1.51%	1.01%	2.16%
Portfolio Turnover Rate	59.9%	47.2%	81.3%(d)	35.8%	23.6%

	2009	2008	2007(e)
Real Estate Securities Account
Class 2 shares
Net Asset Value, Beginning of Period	$8.76	$19.06	$25.65
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.22	0.20	0.27
Net Realized and Unrealized Gain (Loss) on Investments	2.22	(4.10)	(4.00)
Total From Investment Operations	2.44	(3.90)	(3.73)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.29)	(0.36)	(0.13)
Distributions from Realized Gains	–	(6.04)	(2.73)
Total Dividends and Distributions	(0.29)	(6.40)	(2.86)
Net Asset Value, End of Period	$10.91	$8.76	$19.06

Total Return(b)	28.69%	(33.01)%	(16.50)%(f)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$484	$568	$1,441
Ratio of Expenses to Average Net Assets	1.15%	1.14%(c)	1.11%(c),(g)
Ratio of Net Investment Income to Average Net Assets	2.68%	1.35%	1.17%(g)
Portfolio Turnover Rate	59.9%	47.2%	81.3%(d),(g)
(a) Calculated based on average shares outstanding during the period.

(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c) Reflects Manager's contractual expense limit.

(d) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT REIT Fund.

(e) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.

(f) Total return amounts have not been annualized.

(g) Computed on an annualized basis.

See accompanying notes.

385

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
SAM Balanced Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$11.95	$19.17	$18.09	$16.72	$16.08
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.64	0.62	0.64	0.41	0.36
Net Realized and Unrealized Gain (Loss) on Investments	2.05	(4.93)	0.92	1.33	0.59
Total From Investment Operations	2.69	(4.31)	1.56	1.74	0.95
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.52)	(0.71)	(0.48)	(0.37)	(0.31)
Distributions from Realized Gains	(0.39)	(2.20)	–	–	–
Total Dividends and Distributions	(0.91)	(2.91)	(0.48)	(0.37)	(0.31)
Net Asset Value, End of Period	$13.73	$11.95	$19.17	$18.09	$16.72

Total Return(b)	23.84%	(26.18)%	8.67%	10.61%	6.01%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$728,979	$387,339	$481,245	$507,193	$462,438
Ratio of Expenses to Average Net Assets(c)	0.25%	0.25%(d)	0.23%(d)	0.27%	0.28%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.27%(e)	0.28%(e)
Ratio of Net Investment Income to Average Net Assets	5.19%	4.04%	3.40%	2.39%	2.26%
Portfolio Turnover Rate	3.2%	39.1%	42.1%	11.0%	4.0%

	2009	2008	2007	2006	2005
SAM Balanced Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$11.85	$19.04	$17.97	$16.61	$15.99
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.56	0.64	0.58	0.37	0.32
Net Realized and Unrealized Gain (Loss) on Investments	2.09	(4.97)	0.92	1.32	0.58
Total From Investment Operations	2.65	(4.33)	1.50	1.69	0.90
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.66)	(0.43)	(0.33)	(0.28)
Distributions from Realized Gains	(0.39)	(2.20)	–	–	–
Total Dividends and Distributions	(0.86)	(2.86)	(0.43)	(0.33)	(0.28)
Net Asset Value, End of Period	$13.64	$11.85	$19.04	$17.97	$16.61

Total Return(b)	23.63%	(26.42)%	8.39%	10.38%	5.72%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$110,253	$113,639	$212,465	$224,203	$198,280
Ratio of Expenses to Average Net Assets(c)	0.50%	0.50%(d)	0.48%(d)	0.52%	0.53%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.52%(e)	0.53%(e)
Ratio of Net Investment Income to Average Net Assets	4.62%	4.09%	3.13%	2.14%	2.01%
Portfolio Turnover Rate	3.2%	39.1%	42.1%	11.0%	4.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Expense ratio without reimbursement from custodian.

See accompanying notes.

386

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
SAM Conservative Balanced Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$9.49	$13.07	$12.74	$12.07	$11.82
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.65	0.50	0.52	0.39	0.35
Net Realized and Unrealized Gain (Loss) on Investments	1.29	(2.77)	0.43	0.64	0.18
Total From Investment Operations	1.94	(2.27)	0.95	1.03	0.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.47)	(0.45)	(0.33)	(0.28)
Distributions from Realized Gains	(0.15)	(0.84)	(0.17)	(0.03)	–
Total Dividends and Distributions	(0.49)	(1.31)	(0.62)	(0.36)	(0.28)
Net Asset Value, End of Period	$10.94	$9.49	$13.07	$12.74	$12.07

Total Return(b)	21.15%	(19.21)%	7.55%	8.83%	4.59%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$154,208	$74,246	$50,531	$43,249	$43,818
Ratio of Expenses to Average Net Assets(c)	0.25%	0.26%(d)	0.24%(d)	0.33%	0.38%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.33%(e)	0.38%(e)
Ratio of Net Investment Income to Average Net Assets	6.53%	4.51%	4.05%	3.22%	3.00%
Portfolio Turnover Rate	9.1%	46.1%	45.0%	11.0%	4.0%

	2009	2008	2007	2006	2005
SAM Conservative Balanced Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$9.41	$12.97	$12.64	$11.98	$11.75
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.56	0.57	0.49	0.36	0.32
Net Realized and Unrealized Gain (Loss) on Investments	1.33	(2.85)	0.43	0.64	0.17
Total From Investment Operations	1.89	(2.28)	0.92	1.00	0.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)	(0.44)	(0.42)	(0.31)	(0.26)
Distributions from Realized Gains	(0.15)	(0.84)	(0.17)	(0.03)	–
Total Dividends and Distributions	(0.45)	(1.28)	(0.59)	(0.34)	(0.26)
Net Asset Value, End of Period	$10.85	$9.41	$12.97	$12.64	$11.98

Total Return(b)	20.72%	(19.41)%	7.34%	8.50%	4.37%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,895	$17,277	$29,194	$32,716	$29,984
Ratio of Expenses to Average Net Assets(c)	0.50%	0.51%(d)	0.49%(d)	0.58%	0.63%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.58%(e)	0.63%(e)
Ratio of Net Investment Income to Average Net Assets	5.77%	4.95%	3.85%	2.97%	2.75%
Portfolio Turnover Rate	9.1%	46.1%	45.0%	11.0%	4.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Expense ratio without reimbursement from custodian.

See accompanying notes.

387

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
SAM Conservative Growth Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$12.34	$21.18	$19.70	$17.85	$16.89
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.47	0.57	0.57	0.28	0.25
Net Realized and Unrealized Gain (Loss) on Investments	2.43	(6.78)	1.26	1.86	0.93
Total From Investment Operations	2.90	(6.21)	1.83	2.14	1.18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.68)	(0.72)	(0.35)	(0.29)	(0.22)
Distributions from Realized Gains	(0.76)	(1.91)	–	–	–
Total Dividends and Distributions	(1.44)	(2.63)	(0.35)	(0.29)	(0.22)
Net Asset Value, End of Period	$13.80	$12.34	$21.18	$19.70	$17.85

Total Return(b)	25.70%	(33.11)%	9.29%	12.20%	7.04%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$128,572	$103,553	$251,682	$284,083	$293,378
Ratio of Expenses to Average Net Assets(c)	0.25%	0.25%(d)	0.23%(d)	0.28%	0.29%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.28%(e)	0.29%(e)
Ratio of Net Investment Income to Average Net Assets	3.82%	3.34%	2.74%	1.50%	1.47%
Portfolio Turnover Rate	12.0%	24.4%	46.8%	8.0%	9.0%

	2009	2008	2007	2006	2005
SAM Conservative Growth Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$12.24	$21.03	$19.56	$17.73	$16.80
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.43	0.57	0.51	0.23	0.21
Net Realized and Unrealized Gain (Loss) on Investments	2.41	(6.78)	1.26	1.86	0.91
Total From Investment Operations	2.84	(6.21)	1.77	2.09	1.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.63)	(0.67)	(0.30)	(0.26)	(0.19)
Distributions from Realized Gains	(0.76)	(1.91)	–	–	–
Total Dividends and Distributions	(1.39)	(2.58)	(0.30)	(0.26)	(0.19)
Net Asset Value, End of Period	$13.69	$12.24	$21.03	$19.56	$17.73

Total Return(b)	25.35%	(33.30)%	9.04%	11.95%	6.71%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$81,513	$70,419	$129,346	$124,555	$94,662
Ratio of Expenses to Average Net Assets(c)	0.50%	0.50%(d)	0.48%(d)	0.53%	0.54%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.53%(e)	0.54%(e)
Ratio of Net Investment Income to Average Net Assets	3.55%	3.38%	2.47%	1.25%	1.22%
Portfolio Turnover Rate	12.0%	24.4%	46.8%	8.0%	9.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Expense ratio without reimbursement from custodian.

See accompanying notes.

388

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
SAM Flexible Income Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$10.58	$14.36	$14.42	$14.08	$14.10
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.82	0.56	0.67	0.56	0.52
Net Realized and Unrealized Gain (Loss) on Investments	1.21	(2.25)	0.18	0.36	(0.05)
Total From Investment Operations	2.03	(1.69)	0.85	0.92	0.47
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.55)	(0.90)	(0.69)	(0.57)	(0.47)
Distributions from Realized Gains	(0.11)	(1.19)	(0.22)	(0.01)	(0.02)
Total Dividends and Distributions	(0.66)	(2.09)	(0.91)	(0.58)	(0.49)
Net Asset Value, End of Period	$11.95	$10.58	$14.36	$14.42	$14.08

Total Return(b)	19.95%	(13.76)%	6.09%	6.84%	3.41%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$156,696	$98,000	$113,970	$126,456	$143,367
Ratio of Expenses to Average Net Assets(c)	0.25%	0.25%(d)	0.24%(d)	0.29%	0.30%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.29%(e)	0.30%(e)
Ratio of Net Investment Income to Average Net Assets	7.39%	4.50%	4.66%	3.99%	3.74%
Portfolio Turnover Rate	20.1%	53.9%	28.4%	6.0%	5.0%

	2009	2008	2007	2006	2005
SAM Flexible Income Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$10.49	$14.26	$14.32	$13.98	$14.02
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.72	0.66	0.63	0.53	0.49
Net Realized and Unrealized Gain (Loss) on Investments	1.27	(2.38)	0.19	0.36	(0.07)
Total From Investment Operations	1.99	(1.72)	0.82	0.89	0.42
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.86)	(0.66)	(0.54)	(0.44)
Distributions from Realized Gains	(0.11)	(1.19)	(0.22)	(0.01)	(0.02)
Total Dividends and Distributions	(0.61)	(2.05)	(0.88)	(0.55)	(0.46)
Net Asset Value, End of Period	$11.87	$10.49	$14.26	$14.32	$13.98

Total Return(b)	19.63%	(14.02)%	5.86%	6.61%	3.09%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,043	$26,751	$53,025	$63,097	$79,487
Ratio of Expenses to Average Net Assets(c)	0.50%	0.50%(d)	0.49%(d)	0.54%	0.55%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.54%(e)	0.55%(e)
Ratio of Net Investment Income to Average Net Assets	6.58%	5.27%	4.39%	3.74%	3.49%
Portfolio Turnover Rate	20.1%	53.9%	28.4%	6.0%	5.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Expense ratio without reimbursement from custodian.

See accompanying notes.

389

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
SAM Strategic Growth Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$12.28	$23.91	$22.07	$19.74	$18.45
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.42	0.44	0.55	0.23	0.19
Net Realized and Unrealized Gain (Loss) on Investments	2.82	(7.99)	1.57	2.32	1.22
Total From Investment Operations	3.24	(7.55)	2.12	2.55	1.41
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.76)	(0.28)	(0.22)	(0.12)
Distributions from Realized Gains	(0.19)	(3.32)	–	–	–
Total Dividends and Distributions	(0.69)	(4.08)	(0.28)	(0.22)	(0.12)
Net Asset Value, End of Period	$14.83	$12.28	$23.91	$22.07	$19.74

Total Return(b)	27.45%	(37.42)%	9.61%	13.06%	7.71%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$66,315	$44,945	$150,975	$146,789	$136,966
Ratio of Expenses to Average Net Assets(c)	0.25%	0.25%(d)	0.24%(d)	0.29%	0.31%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.29%(e)	0.31%(e)
Ratio of Net Investment Income to Average Net Assets	3.25%	2.36%	2.34%	1.10%	1.01%
Portfolio Turnover Rate	8.1%	31.8%	45.7%	7.0%	9.0%

	2009	2008	2007	2006	2005
SAM Strategic Growth Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$12.20	$23.77	$21.95	$19.64	$18.38
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.37	0.50	0.47	0.17	0.14
Net Realized and Unrealized Gain (Loss) on Investments	2.80	(8.04)	1.57	2.32	1.22
Total From Investment Operations	3.17	(7.54)	2.04	2.49	1.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.45)	(0.71)	(0.22)	(0.18)	(0.10)
Distributions from Realized Gains	(0.19)	(3.32)	–	–	–
Total Dividends and Distributions	(0.64)	(4.03)	(0.22)	(0.18)	(0.10)
Net Asset Value, End of Period	$14.73	$12.20	$23.77	$21.95	$19.64

Total Return(b)	27.04%	(37.56)%	9.34%	12.77%	7.47%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$61,006	$48,224	$80,715	$69,965	$48,413
Ratio of Expenses to Average Net Assets(c)	0.50%	0.50%(d)	0.49%(d)	0.54%	0.56%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.54%(e)	0.56%(e)
Ratio of Net Investment Income to Average Net Assets	2.92%	2.81%	2.04%	0.85%	0.76%
Portfolio Turnover Rate	8.1%	31.8%	45.7%	7.0%	9.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Expense ratio without reimbursement from custodian.

See accompanying notes.

390

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Short-Term Bond Account
Class 1 shares
Net Asset Value, Beginning of Period	$8.62	$10.23	$10.28	$10.11	$10.12
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.28	0.48	0.52	0.45	0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.56	(1.63)	(0.21)	(0.01)	(0.15)
Total From Investment Operations	0.84	(1.15)	0.31	0.44	0.18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.60)	(0.46)	(0.36)	(0.27)	(0.19)
Total Dividends and Distributions	(0.60)	(0.46)	(0.36)	(0.27)	(0.19)
Net Asset Value, End of Period	$8.86	$8.62	$10.23	$10.28	$10.11

Total Return(b)	10.22%	(11.68)%	3.07%	4.44%	1.80%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$130,230	$117,960	$156,830	$120,364	$83,822
Ratio of Expenses to Average Net Assets	0.50%	0.50%	0.49%	0.64%	0.57%
Ratio of Expenses to Average Net Assets (Excluding Reverse
Repurchase Agreement Expense)	N/A	N/A	N/A	0.52%	N/A
Ratio of Net Investment Income to Average Net Assets	3.20%	4.97%	5.08%	4.51%	3.26%
Portfolio Turnover Rate	69.3%	23.4%	37.9%	43.8%	74.3%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

See accompanying notes.

391

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Short-Term Income Account
Class 1 shares
Net Asset Value, Beginning of Period	$2.41	$2.50	$2.52	$2.52	$2.58
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.09	0.10	0.11	0.11	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.14	(0.11)	–	–	(0.06)
Total From Investment Operations	0.23	(0.01)	0.11	0.11	0.04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.08)	(0.13)	(0.11)	(0.10)
Total Dividends and Distributions	(0.18)	(0.08)	(0.13)	(0.11)	(0.10)
Net Asset Value, End of Period	$2.46	$2.41	$2.50	$2.52	$2.52

Total Return(b)	9.94%	(0.57)%	4.50%	4.59%	1.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$74,934	$37,975	$76,165	$42,466	$47,221
Ratio of Expenses to Average Net Assets	0.51%	0.52%(c)	0.50%(c)	0.61%	0.60%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.61%(d)	0.60%(d)
Ratio of Net Investment Income to Average Net Assets	3.55%	4.05%	4.56%	4.30%	4.01%
Portfolio Turnover Rate	24.6%	40.1%	46.8%	13.0%	22.0%

	2009	2008	2007	2006	2005
Short-Term Income Account
Class 2 shares
Net Asset Value, Beginning of Period	$2.39	$2.49	$2.51	$2.51	$2.56
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.08	0.09	0.11	0.10	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.15	(0.12)	(0.01)	–	(0.05)
Total From Investment Operations	0.23	(0.03)	0.10	0.10	0.04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.07)	(0.12)	(0.10)	(0.09)
Total Dividends and Distributions	(0.17)	(0.07)	(0.12)	(0.10)	(0.09)
Net Asset Value, End of Period	$2.45	$2.39	$2.49	$2.51	$2.51

Total Return(b)	9.81%	(1.23)%	4.24%	4.24%	1.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,887	$1,662	$2,386	$3,221	$5,156
Ratio of Expenses to Average Net Assets	0.76%	0.77%(c)	0.75%(c)	0.86%	0.85%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.86%(d)	0.85%(d)
Ratio of Net Investment Income to Average Net Assets	3.36%	3.81%	4.33%	4.05%	3.76%
Portfolio Turnover Rate	24.6%	40.1%	46.8%	13.0%	22.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Expense ratio without reimbursement from custodian.

See accompanying notes.

392

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
SmallCap Blend Account
Class 1 shares
Net Asset Value, Beginning of Period	$5.54	$9.82	$10.78	$10.22	$9.55
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.04	0.03	0.04	0.03	0.02
Net Realized and Unrealized Gain (Loss) on Investments	1.18	(3.28)	0.24	1.23	0.65
Total From Investment Operations	1.22	(3.25)	0.28	1.26	0.67
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.04)	(0.03)	(0.02)	–
Distributions from Realized Gains	–	(0.99)	(1.21)	(0.68)	–
Total Dividends and Distributions	(0.04)	(1.03)	(1.24)	(0.70)	–
Net Asset Value, End of Period	$6.72	$5.54	$9.82	$10.78	$10.22

Total Return(b)	22.18%	(36.73)%	1.65%	12.70%	7.04%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$52,533	$48,620	$92,456	$103,131	$94,476
Ratio of Expenses to Average Net Assets	0.88%	0.88%	0.86%	0.87%	0.88%
Ratio of Net Investment Income to Average Net Assets	0.63%	0.41%	0.34%	0.32%	0.17%
Portfolio Turnover Rate	87.5%	65.3%	53.9%	132.3%	125.8%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

See accompanying notes.

393

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
SmallCap Growth Account II
Class 1 shares
Net Asset Value, Beginning of Period	$6.68	$11.35	$10.81	$9.92	$9.30
Income from Investment Operations:
Net Investment Income (Loss)(a)	(0.05)	(0.06)	(0.07)	(0.06)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.17	(4.61)	0.61	0.95	0.69
Total From Investment Operations	2.12	(4.67)	0.54	0.89	0.62
Net Asset Value, End of Period	$8.80	$6.68	$11.35	$10.81	$9.92

Total Return(b)	31.74%	(41.15)%	5.00%	8.97%	6.67%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$77,315	$59,137	$103,626	$73,327	$66,656
Ratio of Expenses to Average Net Assets	1.02%(c)	1.05%(c)	1.01%(c)	1.02%	1.05%
Ratio of Net Investment Income to Average Net Assets	(0.68)%	(0.65)%	(0.59)%	(0.62)%	(0.77)%
Portfolio Turnover Rate	134.6%	83.8%	86.5%(d)	77.6%	68.2%

	2009	2008	2007(e)
SmallCap Growth Account II
Class 2 shares
Net Asset Value, Beginning of Period	$6.65	$11.32	$10.72
Income from Investment Operations:
Net Investment Income (Loss)(a)	(0.07)	(0.08)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.15	(4.59)	0.70
Total From Investment Operations	2.08	(4.67)	0.60
Net Asset Value, End of Period	$8.73	$6.65	$11.32

Total Return(b)	31.28%	(41.25)%	5.60%(f)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,529	$2,102	$3,968
Ratio of Expenses to Average Net Assets	1.27%(c)	1.30%(c)	1.26%(c),(g)
Ratio of Net Investment Income to Average Net Assets	(0.93)%	(0.90)%	(0.84)%(g)
Portfolio Turnover Rate	134.6%	83.8%	86.5%(d),(g)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c) Reflects Manager's contractual expense limit.

(d) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Growth Fund.

(e) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.07 per share from January 3, 2007 through January 8, 2007.

(f) Total return amounts have not been annualized.

(g) Computed on an annualized basis.

See accompanying notes.

394

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
SmallCap Value Account I
Class 1 shares
Net Asset Value, Beginning of Period	$9.51	$15.69	$18.66	$17.61	$16.83
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.09	0.14	0.13	0.09	0.07
Net Realized and Unrealized Gain (Loss) on Investments	1.42	(4.60)	(1.68)	2.98	0.96
Total From Investment Operations	1.51	(4.46)	(1.55)	3.07	1.03
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.13)	(0.07)	(0.06)	(0.01)
Distributions from Realized Gains	–	(1.59)	(1.35)	(1.96)	(0.24)
Total Dividends and Distributions	(0.21)	(1.72)	(1.42)	(2.02)	(0.25)
Net Asset Value, End of Period	$10.81	$9.51	$15.69	$18.66	$17.61

Total Return(b)	16.20%	(31.82)%	(9.52)%	18.64%	6.22%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$133,755	$116,467	$178,698	$171,973	$132,035
Ratio of Expenses to Average Net Assets	1.00%(c)	1.01%(c)	1.01%(c)	1.11%	1.13%
Ratio of Net Investment Income to Average Net Assets	0.99%	1.07%	0.71%	0.49%	0.38%
Portfolio Turnover Rate	75.9%	56.1%	55.0%(d)	49.0%	45.3%

	2009	2008	2007(e)
SmallCap Value Account I
Class 2 shares
Net Asset Value, Beginning of Period	$9.51	$15.68	$18.41
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.07	0.10	0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.42	(4.57)	(1.43)
Total From Investment Operations	1.49	(4.47)	(1.35)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.11)	(0.03)
Distributions from Realized Gains	–	(1.59)	(1.35)
Total Dividends and Distributions	(0.18)	(1.70)	(1.38)
Net Asset Value, End of Period	$10.82	$9.51	$15.68

Total Return(b)	15.88%	(31.89)%	(8.51)%(f)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$104	$101	$237
Ratio of Expenses to Average Net Assets	1.25%(c)	1.26%(c)	1.26%(c),(g)
Ratio of Net Investment Income to Average Net Assets	0.74%	0.78%	0.48%(g)
Portfolio Turnover Rate	75.9%	56.1%	55.0%(d),(g)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c) Reflects Manager's contractual expense limit.

(d) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Value Fund.

(e) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.09 per share from January 3, 2007 through January 8, 2007.

(f) Total return amounts have not been annualized.

(g) Computed on an annualized basis.

See accompanying notes.

395

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders Principal Variable Contracts Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Asset Allocation Account, Balanced Account, Bond & Mortgage Securities Account, Diversified International Account, Equity Income Account, Government & High Quality Bond Account, Income Account, International Emerging Markets Account, International SmallCap Account, LargeCap Blend Account II, LargeCap Growth Account, LargeCap Growth Account I, LargeCap S&P 500 Index Account, LargeCap Value Account, LargeCap Value Account III, MidCap Blend Account, MidCap Growth Account, MidCap Value Account II, Money Market Account, Mortgage Securities Account, Principal Capital Appreciation Account, Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Bond Account, Short-Term Income Account, SmallCap Blend Account, SmallCap Growth Account II, and SmallCap Value Account I, (38 of the 40 portfolios constituting the Principal Variable Contracts Funds, Inc. (collectively the “Funds”)) as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Equity Income Account, Income Account, Mortgage Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, and Principal Capital Appreciation Account (formerly known as West Coast Equity Account) for each of the periods presented through December 31, 2005, were audited by other auditors whose report dated February 17, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting the portfolios within Principal Variable Contracts Funds, Inc. at December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois February 17, 2010

396

SHAREHOLDER EXPENSE EXAMPLE PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009 (unaudited)

As a shareholder of Principal Variable Contracts Funds, Inc. you incur ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Variable Contracts Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Principal LifeTime 2010 Account, Principal LifeTime 2020 Account, Principal LifeTime 2030 Account, Principal LifeTime 2040 Account, Principal LifeTime 2050 Account, Principal LifeTime Strategic Income Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher. Expenses shown below and on the following pages do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each accounts’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2009	Annualized
	July 1, 2009	December 31, 2009	to December 31, 2009(a)	Expense Ratio
Asset Allocation Account Class 1
Actual	$1,000.00	$1,152.24	$4.61	0.85%
Hypothetical	1,000.00	1,020.92	4.33	0.85
Balanced Account Class 1
Actual	1,000.00	1,172.05	3.61	0.66
Hypothetical	1,000.00	1,021.88	3.36	0.66
Bond & Mortgage Securities Account Class 1
Actual	1,000.00	1,117.14	2.40	0.45
Hypothetical	1,000.00	1,022.94	2.29	0.45
Diversified International Account Class 1
Actual	1,000.00	1,224.27	4.82	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Diversified International Account Class 2
Actual	1,000.00	1,222.56	6.22	1.11
Hypothetical	1,000.00	1,019.61	5.65	1.11
Equity Income Account Class 1
Actual	1,000.00	1,211.97	2.95	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53
Equity Income Account Class 2
Actual	1,000.00	1,210.85	4.35	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78

397

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2009 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2009	Annualized
	July 1, 2009	December 31, 2009	to December 31, 2009(a)	Expense Ratio
Government & High Quality Bond Account Class 1
Actual	$1,000.00	$1,041.67	$2.42	0.47%
Hypothetical	1,000.00	1,022.84	2.40	0.47
Income Account Class 1
Actual	1,000.00	1,085.75	2.63	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Income Account Class 2
Actual	1,000.00	1,084.38	3.94	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
International Emerging Markets Account Class 1
Actual	1,000.00	1,317.66	7.48	1.28
Hypothetical	1,000.00	1,018.75	6.51	1.28
International SmallCap Account Class 1
Actual	1,000.00	1,222.22	6.89	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
LargeCap Blend Account II Class 1
Actual	1,000.00	1,220.04	4.08	0.73
Hypothetical	1,000.00	1,021.53	3.72	0.73
LargeCap Blend Account II Class 2
Actual	1,000.00	1,221.14	5.49	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
LargeCap Growth Account Class 1
Actual	1,000.00	1,222.97	3.75	0.67
Hypothetical	1,000.00	1,021.83	3.41	0.67
LargeCap Growth Account Class 2
Actual	1,000.00	1,221.37	5.15	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92
LargeCap Growth Account I Class 1
Actual	1,000.00	1,258.61	4.33	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
LargeCap S&P 500 Index Account Class 1
Actual	1,000.00	1,225.23	1.46	0.26
Hypothetical	1,000.00	1,023.89	1.33	0.26
LargeCap Value Account Class 1
Actual	1,000.00	1,201.34	3.38	0.61
Hypothetical	1,000.00	1,022.13	3.11	0.61
LargeCap Value Account III Class 1
Actual	1,000.00	1,213.43	4.13	0.74
Hypothetical	1,000.00	1,021.48	3.77	0.74
MidCap Blend Account Class 1
Actual	1,000.00	1,228.38	3.31	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
MidCap Blend Account Class 2
Actual	1,000.00	1,088.15	2.68(b)	0.83
Hypothetical	1,000.00	1,021.02	4.23(b)	0.83
MidCap Growth Account I Class 1
Actual	1,000.00	1,223.23	5.10	0.91
Hypothetical	1,000.00	1,020.62	4.63	0.91
MidCap Value Account II Class 1
Actual	1,000.00	1,321.02	5.91	1.01
Hypothetical	1,000.00	1,020.11	5.14	1.01

398

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2009 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2009	Annualized
	July 1, 2009	December 31, 2009	to December 31, 2009(a)	Expense Ratio

Money Market Account Class 1
Actual	$1,000.00	$1,000.04	$1.92	0.38%
Hypothetical	1,000.00	1,023.29	1.94	0.38
Money Market Account Class 2
Actual	1,000.00	1,000.04	3.18	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63
Mortgage Securities Account Class 1
Actual	1,000.00	1,032.68	2.56	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Mortgage Securities Account Class 2
Actual	1,000.00	1,030.54	3.84	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Principal Capital Appreciation Account Class 1
Actual	1,000.00	1,231.24	3.54	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63
Principal Capital Appreciation Account Class 2
Actual	1,000.00	1,229.40	4.94	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Principal LifeTime 2010 Account Class 1
Actual	1,000.00	1,178.70	0.16	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03
Principal LifeTime 2020 Account Class 1
Actual	1,000.00	1,199.76	0.17	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03
Principal LifeTime 2030 Account Class 1
Actual	1,000.00	1,211.56	0.17	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03
Principal LifeTime 2040 Account Class 1
Actual	1,000.00	1,222.49	0.22	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Principal LifeTime 2050 Account Class 1
Actual	1,000.00	1,227.05	0.22	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Principal LifeTime Strategic Income Account Class 1
Actual	1,000.00	1,128.50	0.16	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03
Real Estate Securities Account Class 1
Actual	1,000.00	1,458.75	5.52	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
Real Estate Securities Account Class 2
Actual	1,000.00	1,456.90	7.06	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
SAM Balanced Portfolio Class 1
Actual	1,000.00	1,175.51	1.32	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
SAM Balanced Portfolio Class 2
Actual	1,000.00	1,173.84	2.68	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
SAM Conservative Balanced Portfolio Class 1
Actual	1,000.00	1,140.77	1.30	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24

399

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2009 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2009	Annualized
	July 1, 2009	December 31, 2009	to December 31, 2009(a)	Expense Ratio
SAM Conservative Balanced Portfolio Class 2
Actual	$1,000.00	$1,138.51	$2.64	0.49%
Hypothetical	1,000.00	1,022.74	2.50	0.49
SAM Conservative Growth Portfolio Class 1
Actual	1,000.00	1,206.29	1.33	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
SAM Conservative Growth Portfolio Class 2
Actual	1,000.00	1,204.05	2.72	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
SAM Flexible Income Portfolio Class 1
Actual	1,000.00	1,118.91	1.28	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
SAM Flexible Income Portfolio Class 2
Actual	1,000.00	1,117.70	2.62	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
SAM Strategic Growth Portfolio Class 1
Actual	1,000.00	1,225.62	1.35	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
SAM Strategic Growth Portfolio Class 2
Actual	1,000.00	1,223.42	2.75	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
Short-Term Bond Account Class 1
Actual	1,000.00	1,048.52	2.58	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Short-Term Income Account Class 1
Actual	1,000.00	1,039.17	2.62	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51
Short-Term Income Account Class 2
Actual	1,000.00	1,036.69	3.90	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
SmallCap Blend Account Class 1
Actual	1,000.00	1,224.04	4.93	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
SmallCap Growth Account II Class 1
Actual	1,000.00	1,218.84	5.48	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
SmallCap Growth Account II Class 2
Actual	1,000.00	1,215.88	6.87	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
SmallCap Value Account I Class 1
Actual	1,000.00	1,247.88	5.61	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99
SmallCap Value Account I Class 2
Actual	1,000.00	1,246.01	7.02	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period (September 9, 2009 to December 31, 2009), multiplied by 52/365 (to reflect the period since inception).

400

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund
		Complex	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Overseen by	Directorships
Address*, and Year of Birth	During past 5 years	Director	Held by Director**
Elizabeth Ballantine	Principal, EBA Associates	106	The McClatchy
Director since 2004			Company
Member, Nominating and Governance
Committee
1948

Kristianne Blake	President, Kristianne Gates Blake,	106	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	CEO/President, Vertical Growth	106	None
Director since 2008	Officer, and CFO, The Weitz
Member, Operations Committee	Company
1954

Richard W. Gilbert	President, Gilbert Communications,	106	Calamos Asset
Director since 1985	Inc.		Management, Inc.
Member, Nominating and Governance
Committee
Member, Executive Committee
1940

Mark A. Grimmett	Executive Vice President and CFO,	106	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Audit Committee
1960

Fritz S. Hirsch	President and CEO, Sassy, Inc.	106	None
Director since 2005
Member, Audit Committee
1951

William C. Kimball	Retired. Formerly Chairman and	106	Casey’s General Stores,
Director since 1999	CEO, Medicap Pharmacies, Inc.		Inc.
Member, Nominating and Governance
Committee
1947

Barbara A. Lukavsky	President and CEO, Barbican	106	None
Director since 1987	Enterprises, Inc.
Member, Nominating and Governance
Committee
1940

Daniel Pavelich	Retired. Formerly, Chairman and	106	Catalytic Inc.; Vaagen
Director since 2007	CEO of BDO Seidman.		Bros. Lumber, Inc.
Member, Audit Committee
1944

401

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Ralph C. Eucher	Chairman and Director, Principal	106	None
Director, Chairman and CEO	Management Corporation, since 1999.
Member, Executive Committee	Director, Principal Funds Distributor,
1952	Inc. since 2007. Director, Princor
since 1999. President, Princor 1999-
2005. Senior Vice President, Principal
Life, since 2002. Prior thereto, Vice
President.

Nora M. Everett	President since 2008. Senior Vice	106	None
Director, President	President and Deputy General
Member, Executive Committee	Counsel, Principal Financial Group,
1959	Inc. 2004-2008. Vice President and
Counsel, Principal Financial Group,
Inc. 2001-2004.

William G. Papesh	Retired December 2007. Prior thereto,	106	None
Director	President and Director of Edge Asset
Member, Operations Committee	Management, Inc. since 2007;
1943	President and CEO of WM Group of
Funds 1987-2006.

*Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Craig L. Bassett	Vice President and Treasurer, Principal Life.
Treasurer
711 High Street, Des Moines, IA 50392
1952

Michael J. Beer	Executive Vice President and Chief Operating
Executive Vice President	Officer, Principal Management Corporation.
711 High Street, Des Moines, IA 50392	Executive Vice President, Principal Funds
1961	Distributor, Inc., since 2007. President, Princor, since
2005.

Randy L. Bergstrom	Counsel, Principal Life.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1955

402

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
David J. Brown	Vice President, Product & Distribution Compliance,
Chief Compliance Officer	Principal Life. Senior Vice President, Principal
711 High Street, Des Moines, IA 50392	Management Corporation since 2004. Senior Vice
1960	President, Principal Funds Distributor, Inc., since
2007. Second Vice President, Princor, since 2003,
and prior thereto, Vice President, Principal
Management Corporation and Princor.

Jill R. Brown	Second Vice President, Principal Financial Group and
Senior Vice President	Senior Vice President, Principal Management
1100 Investment Blvd, ste 200	Corporation and Princor, since 2006. Chief Financial
El Dorado Hills, CA 95762	Officer, Princor since 2003. Vice President, Princor
1967	2003-2006. Senior Vice President and Chief Financial
Officer, Principal Funds Distributor, Inc., since 2007.
Prior thereto, Assistant Financial Controller, Principal
Life.

Cary Fuchs	President, Principal Funds Distributor, since 2007;
Senior Vice President of Distribution	Director of Mutual Fund Operations, Principal
1100 Investment Blvd, ste 200	Shareholder Services, since 2005; prior thereto,
El Dorado Hills, CA 95762	Divisional Vice President Boston Financial Data
1957	Services.

Steve Gallaher	Second Vice President and Counsel, Principal Life
Assistant Counsel	since 2006. Self-Employed Writer in 2005. 2004 and
711 High Street Des Moines, IA 50392	prior thereto Senior Vice President and Counsel of
1955	Principal Residential Mortgage, Inc.

Ernie H. Gillum	Vice President and Chief Compliance Officer,
Vice President, Assistant Secretary	Principal Management Corporation, since 2004, and
711 High Street Des Moines, IA 50392	prior thereto, Vice President, Compliance and Product
1955	Development, Principal Management Corporation.

Patrick A. Kirchner	Counsel, Principal Life.
Assistant Counsel
711 High Street, Des Moines, IA 50392
1960

Carolyn F. Kolks	Counsel, Principal Life, since 2003 and prior thereto,
Assistant Tax Counsel	Attorney.
711 High Street, Des Moines, IA 50392
1962

Layne A. Rasmussen	Vice President and Controller – Mutual Funds,
Vice President, Controller, and CFO	Principal Management Corporation.
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Vice President and Senior Securities Counsel,
Counsel	Principal Financial Group, Inc. Senior Vice President
711 High Street, Des Moines, IA 50392	and Counsel, Principal Management Corporation,
1951	Principal Funds Distributor, Inc., and Princor.
Counsel, Principal Global.

403

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Adam U. Shaikh	Counsel, Principal Life, since 2006. Prior thereto,
Assistant Counsel	practicing attorney.
711 High Street, Des Moines, IA 50392
1972

Dan Westholm	Director Treasury, Principal Life, since 2003. Prior
Assistant Treasurer	thereto, Assistant Treasurer.
711 High Street, Des Moines, IA 50392
1966

Beth Wilson	Director and Secretary - Principal Funds, Principal
Vice President and Secretary	Life, since 2007. Prior thereto, Business Manager for
711 High Street, Des Moines, IA 50392	Pella Corporation.
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated May 1, 2009 and the Statement of Additional Information dated May 1, 2009. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, at the Principal Funds website at www.principal.com, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

404

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Variable Contracts Funds, Inc. (“PVC”) approved (1) the annual review and renewal of the Management Agreement and the subadvisory agreements relating to all Accounts; (2) a subadvisory agreement related to the addition of ClearBridge Advisors, LLC (“Clearbridge”) to the LargeCap Blend Account II series; (3) an amended Management Agreement with Principal Management Corporation (“PMC”) related to the addition of the Diversified Balanced Account and the Diversified Growth Account; and (4) amended sub-advisory agreements with AllianceBernstein, LP (“AllianceBernstein”), Emerald Advisers, Inc. (“Emerald”), Essex Investment Management Company, LLC (“Essex”), Mellon Capital Management Corporation (“Mellon Capital”), T. Rowe Price Associates, Inc. (“T. Rowe”), and Westwood Management Corporation (“Westwood”).

Annual Review and Renewal of Management Agreement and Subadvisory Agreements.

At its September 14, 2009 meeting, the Board performed its annual review and renewal of the Management Agreement and the Subadvisory Agreements relating to all Accounts.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and consider the continuation of: (1) the Management Agreement as it relates to the thirty-nine (39) series of PVC (each series is referred to as an (“Account”); and (2) the subadvisory agreements between the Manager and each of Alliance Bernstein; Brown Investment Advisory Incorporated, Columbus Circle Investors (“CCI”); Edge Asset Management Inc. (“Edge”); Emerald; Essex; Jacobs Levy Equity Management, Inc.; J.P. Morgan Investment Management, Inc.; Mellon Capital; Morgan Stanley Investments LP; Principal Real Estate Investors, LLC (“PRIN”); Principal Global Investors, LLC (“PGI”); T. Rowe and Westwood (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including but not limited to the following: (i) the investment performance of each Account compared to the investment performance of a market index and a broad based industry category determined by Morningstar, (ii) a comparison of each Account’s management fee (at current asset levels and theoretical asset levels) and expense ratio (at current asset levels) to the advisory fee and expense ratio for the mutual funds in a narrow peer group and a broad-based industry category, both selected by Lipper, (iii) fee schedules applicable to the Manager’s and the Subadvisors’ other clients, (iv) the Manager’s financial results and condition, including its profitability from services it performed for each Account, (v) an analysis of the Manager’s and each Subadvisor’s allocation of the benefits of economies of scale, (vi) the Manager’s and each Subadvisor’s record of compliance with applicable laws and regulations, and with each Account’s investment policies and restrictions, and (vii) the nature and character of the services the Manager and each Subadvisor provides to each Account.

Nature, Extent and Quality of Services

With regard to the Manager, the Board considered the nature, quality and extent of services provided under the Management Agreement, including administrative services. The Board considered the experience and skills of senior management leading Account operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered the delegation of day-to-day portfolio management responsibility to the Subadvisors and the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained for the Accounts.

With regard to each Subadvisor, the Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of each Subadvisor, investment approach of each Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Account, and the resources made available to such personnel. The Board also considered each Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.

405

Investment Performance

The Board reviewed each Account’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including market indices and peer group data based upon a broad-based, industry category determined by Morningstar. For Accounts that did not have a three-year history, the Board reviewed performance for a one-year period. The Board also considered whether investment results were consistent with each Account’s investment objective(s) and policies. For most Accounts, the Board concluded that the Account’s investment returns met or exceeded acceptable levels of investment performance. There were some Accounts, or certain Subadvisors for a multi-manager Account, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. However, the Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary. Therefore, the Board concluded that the Manager’s oversight of the Subadvisors was satisfactory.

As to each Account, the Manager had advised the Board either that the investment services provided by each Subadvisor to the Account were reasonable or the Subadvisor’s longer-term track record justified continuing the contract with more in-depth monitoring. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Account either met or exceeded acceptable levels of investment performance, and was therefore satisfactory; or (ii) although the Account experienced underperformance, based upon that Account’s particular circumstances, it was in the best interests of the Account to continue to closely monitor performance and to renew the Subadvisory Agreements. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Account’s management fees. The Board received information, based on data supplied by Lipper, comparing each Account’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after fee waivers) management fee (at current asset levels), actual non-management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class 1 shares) to advisory fees and expense ratios of mutual funds in a narrow peer group independently selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”).

In assessing whether the management fees were reasonable, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total expense ratios, profitability and expense caps. For most Accounts, actual management fees and expense ratios were within the third quartile or better when compared to their Expense Group. For some Accounts, although actual management fees were higher than the third quartile, total expense ratios were within the third quartile or better. For Accounts with expense ratios within the fourth quartile, the Board requested further explanation from the Manager regarding the reasonableness of management fees. The Board considered factors related to certain Accounts with both actual management fees and total expenses higher than third quartile as compared to their Expense Group and certain other Accounts that experienced significant underperformance. For the SAM Portfolios, the Board determined that the Manager’s unique active asset allocation strategy justified higher management fees than the Accounts’ peer group and that the total expense ratios (including the expenses of the underlying Accounts) compare favorably. The Board considered that certain PVC Accounts have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees.

The Board also considered that the Manager had previously contractually agreed to reduce the management fees for five PVC

Accounts that have recently implemented the “Core Satellite” structure and that the Manager had previously agreed to reduce the management fees for the LifeTime Accounts.

With respect to the Board’s review of the expense caps in place with respect to certain Accounts, the Board considered the Manager’s proposals to extend the expense caps in place for most Accounts for an additional year, to raise the expense cap levels for certain Accounts and to let expense caps for certain other Accounts expire, based upon the individual circumstances of these Accounts. The Board also considered the Manager’s proposals to either add new expense caps or to lower the expense cap levels (thereby decreasing the effective expense ratios) applicable to certain share classes of the International SmallCap Account.

Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Account was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability and Subadvisory Fees

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Account the services described in the Management Agreement, for the year ended December 31, 2008. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, PRIN, Edge, and CCI). The Board concluded that the management fee for each Account was reasonable, taking into account the profitability percentages the Manager provided.

406

The Board considered each Account’s subadvisory fee, noting that the Manager compensates each Subadvisor from its own management fee so that Account shareholders pay only the management fee. In addition, with respect to unaffiliated subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board also received information confirming that the subadvisory fees compared favorably with the fees charged by each Subadvisor to its other clients, as well as industry data supplied by Lipper. With respect to profitability, based upon the above and other factors, the Independent Directors determined that they need not review estimated levels of profits to each unaffiliated Subadvisor in order to reach their conclusions regarding the Subadvisory Agreements. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Account and whether the Accounts benefit from any such economies of scale through breakpoints in fees. The Board also reviewed the levels at which breakpoints occurred and the amount of the reductions. The Board also considered whether the effective management fee rate for each Account under the Management Agreement is reasonable in relation to the asset size of such Account. The Board concluded that the fee schedule for each Account reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the LargeCap S&P 500 Index Account and the LifeTime Accounts series do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Accounts has a relatively low basis point fee for initial Account assets and the Board concluded that these Accounts do not generate sufficient economies of scale at their current asset sizes to justify a breakpoint at this time.

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Account and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Account under the Subadvisory Agreement is reasonable in relation to the asset size of such Account. The Board concluded that the fee schedule for each Account reflects an appropriate recognition of any economies of scale at current asset levels.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates from their relationships with the Accounts. The Board concluded that management and subadvisory fees for each Account were reasonable in light of these fall-out benefits.

The Board also considered the character and amount of other incidental benefits received by each Subadvisor. The Board considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that, taking into account these benefits, the fees charged under each Subadvisory Agreement were reasonable.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the changes proposed by the Manager, is in the best interests of each Account.

Clearbridge Subadvisory Agreement

At its September 14, 2009 meeting, the Board considered whether to approve a subadvisory agreement with Clearbridge related to the LargeCap Blend Account II series.

The Board considered the nature, quality and extent of services expected to be provided under the subadvisory agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the series, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisors for the Accounts and that the due-diligence program recommended the Subadvisor for the Account.

The Board reviewed historical composite performance of the Subadvisor as compared to its Morningstar peer group and relevant benchmark index as well as its expected performance. The Board concluded, based on this information, that investment performance was expected to be satisfactory.

407

With respect to the subadvisory fees proposed to be paid to the Subadvisor, the Board considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and the Subadvisor. The Board also compared the proposed fee schedule to that of the existing subadvisors for the Account. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Account under the proposed subadvisory agreement. The Board noted the breakpoints included in the fee schedule and concluded that it reflects an appropriate recognition of economies of scale at currently anticipated asset levels. On the basis of the information provided, the Board concluded that the proposed subadvisory fees were reasonable.

The Board determined that it need not review estimated levels of profits to the Subadvisor because, as the Board noted, the Manager will compensate the Subadvisor from its own management fees and the Manager had negotiated the subadvisory agreement at arm’slength. The Board also considered the character and amount of other incidental benefits to be received by the Subadvisor. The Board noted the Manager’s representation that the Subadvisor has a policy to use soft dollars within the Section 28(e) safe harbor.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the subadvisory agreement is fair and reasonable and that approval of the sub-advisory agreement was in the best interests of the Account.

Amended Management Agreement with Manager

At the September 14, 2009 meeting, the Board also considered whether to approve an amended and restated Management Agreement with the Manager related to the Diversified Balanced Account and the Diversified Growth Account.

The Board considered the nature, quality and extent of services to be provided under the Management Agreement, including administrative services. The Board noted that in September 2009, in connection with the renewal of management agreements for the other PVC Accounts, the Board had: (1) reviewed the services provided by the Manager to the other PVC Accounts under the Management Agreement; (2) considered the experience and skills of senior management leading Account operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager and concluded that appropriate resources were provided under the Management Agreement for the existing Accounts; (3) considered the program developed by the Manager for identifying, recommending, monitoring and replacing subadvisers for the PVC Accounts and concluded that this due diligence process was working well; and (4) considered the compliance program established by the Manager and the level of compliance attained by the Manager. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services the Manager is expected to provide to the Diversified Balanced Account and the Diversified Growth Account under the Management Agreement are satisfactory.

As the Accounts are newly created series, the Board did not review performance of the Accounts since no track records were available. The Board considered, however, the qualifications and experience of the personnel who will serve as portfolio managers, as well as the nature of the services to be provided in connection with the Accounts, which will invest in other Principal Accounts. The Board concluded, based upon this information, that investment performance was expected to be satisfactory.

The Board considered the Accounts’ management fees. The Board received information from the Manager, based on data supplied by Lipper Analytical Services, comparing the proposed management fees to advisory fees of variable annuity fund-of-funds with similar investment objectives. The Board also considered whether there are economies of scale with respect to the services to be provided to the Accounts under the Management Agreement. Although the proposed management fee schedules do not include breakpoints, the Board concluded that the fee schedules are appropriate at currently anticipated asset levels. On the basis of the information provided, the Board concluded that the proposed management fees were reasonable.

As the Accounts are a newly created series, the Board did not review information about the profitability of the Management Agreement to the Manager. The Board noted that, at least for the first year of operations, the profitability of the Accounts for the Manager was expected to be moderate due to start-up costs, based upon forecasted asset levels. The Board noted the Manager’s representation that there are no known fall-out benefits.

Based upon all of the information considered and the conclusions reached, the Independent Directors determined that the terms of the Management Agreement are fair and reasonable and that approval of the Management Agreement is in the best interests of each Account.

Amended Subadvisory Agreements

At its December 14, 2009 meeting, the Board considered whether to amend subadvisory agreements with AllianceBernstein related to the LargeCap Value Account III series, Emerald related to the SmallCap Growth Account II series, Essex related to the SmallCap Growth Account II series, Mellon Capital Management Corporation related to the SmallCap Value Account I series, T. Rowe related to the LargeCap Blend Account II and the LargeCap Growth Account I series, and Westwood related to the LargeCap Value Account II series.

408

The Board noted that the amended subadvisory agreements were the same in all material aspects as the current subadvisory agreements other than changes to certain fee schedules limiting the fees the subadvisors are paid on cash and cash equivalents held in the portfolio of the listed Accounts. As part of its consideration of the amendments, the Board noted that it approved the continuation of the subadvisory agreements for these subadvisors at its September 2009 meeting. In approving the amendments, the Board determined that, given its previous consideration of the subadvisory agreements, it was not necessary to reconsider all of the factors it considered at its September 2009 meeting. The Board found that the change in each of the subadvisory fees would not reduce the quality or quantity of the services the subadvisors provide to the Accounts and that the subadvisors’ obligations under the subadvisory agreements would remain the same in all material respects.

409

SHAREHOLDER MEETING RESULTS

Special Meeting of Shareholders

Principal Variable Contracts Funds, Inc. – MidCap Stock Account Held October 19, 2009

1.	Approval of a Plan of Reorganization providing for the reorganization of the MidCap Stock Account into the MidCap Blend Account:

In Favor	Opposed	Abstain
6,357,615.672	126,469.058	424,025.372

410

FEDERAL INCOME TAX INFORMATION PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009 (unaudited)

Long Term Capital Gain Dividends. Certain of the Accounts distributed long term capital gain dividends during the fiscal year ended December 31, 2009. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividends Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended December 31, 2009, that qualifies for the dividends received deduction is as follows:

	Deductible		Deductible
	Percentage		Percentage
Asset Allocation Account	36.85%	Principal LifeTime 2010 Account	12.95%
Balanced Account	28.49	Principal LifeTime 2020 Account	19.59
Bond & Mortgage Securities Account	0.77	Principal LifeTime 2030 Account	27.62
Equity Income Account	86.78	Principal LifeTime 2040 Account	33.99
LargeCap Blend Account II	100.00	Principal LifeTime 2050 Account	38.25
LargeCap Growth Account	100.00	Principal LifeTime Strategic Income Account	4.75
LargeCap Growth Account I	100.00	Real Estate Securities Account	0.09
LargeCap S&P 500 Index Account	100.00	SAM Balanced Portfolio	15.47
LargeCap Value Account	100.00	SAM Conservative Balanced Portfolio	9.81
LargeCap Value Account III	79.46	SAM Conservative Growth Portfolio	24.00
MidCap Blend Account	99.64	SAM Flexible Income Portfolio	5.71
MidCap Growth Account I	100.00	SAM Strategic Growth Portfolio	33.47
MidCap Value Account II	100.00	SmallCap Blend Account	100.00
Principal Capital Appreciation Account	100.00	SmallCap Value Account I	100.00

Foreign Taxes Paid. The following Accounts elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid by each Account to its shareholders. The information below summarizes the portion of ordinary income dividends that was derived from foreign sources and the total amount of foreign taxes passed through to shareholders for the year ended December 31, 2009.

	Foreign	Foreign Taxes
	Source Income	Per Share
Diversified International Account	90.93%	$0.0254
International Emerging Markets Account	88.29	0.0372
International SmallCap Account	91.45	0.0252

411

This report must be preceded or accompanied by a current prospectus for the Principal Variable Contracts Funds, Inc.

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Principal Variable Contracts Funds, Inc. is distributed by Principal Funds Distributor, Inc., member of the Principal Financial Group®. Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, Principal Funds, Inc., and Principal Variable Contracts Funds, Inc. are collectively referred to as Principal Funds.

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Principal Variable Contracts Funds, Inc.

Annual Report December 31, 2009

Economic and Financial Market Review

2009 ended on a strong note, with nearly all major asset classes posting positive returns for the year. This was a much better scenario than most investors likely thought possible at the beginning of the year, when markets in many regions of the world showed few signs of emerging from an extended period of substantial losses.

Due in large part to the massive monetary and fiscal stimulus undertaken by governments in the U.S. and abroad, global bond markets started to recover in January 2009, and in March stocks began rallying as well. In fact, most market indices finished the 12-month period in positive territory. The overall U.S. equity market posted a total return of 28.3%1 as investors responded positively to a stream of more-positive-than-negative economic reports and the commitment by the Federal Reserve (the Fed) to keep the Federal Funds target interest rate very low (0.0% – 0.25%) for “an extended period.” Meanwhile, international emerging markets surged 78.5% for the year, while developed international equity markets climbed 31.8%.2 Within U.S. equities, growth stocks outperformed value stocks for the year, delivering a 37.2% return versus 19.7% for value stocks.3 Also, mid-cap stocks posted strong returns for the period, returning 40.5% to outperform both small caps and large caps (which posted 27.2% and 26.5%, respectively).4 For the period, the broad U.S. fixed-income market delivered 5.9%.5 High-yield bonds performed particularly well, soaring 58.2% as investors demonstrated a willingness to take on more risk.6 Meanwhile, in terms of investment-grade bonds, commercial mortgage-backed securities, asset-backed securities, and corporate bonds outperformed duration-adjusted U.S. Treasuries by 29.6%, 25.0%, and 22.8%, respectively.7 Data released primarily in the last three quarters of 2009 revealed a slowly improving U.S. economy. In particular, the U.S. economy turned positive in the third quarter of the year, growing at an annualized rate of 2.2% following four successive quarters of contraction (as measured by Real Gross Domestic Product, or Real GDP, which is the economy’s total output of all goods and services, adjusted for price changes that may have occurred between the time periods being compared).8 Also, though home prices continued to decline on a year-over-year basis, the annual rate of decline showed improvement.9 Additionally, the unemployment situation improved somewhat over the course of the year. In particular, the average number of jobs lost monthly declined substantially (e.g., in November 11,000 jobs were lost, as compared to an average of 135,000 jobs lost per month from August through October), and the unemployment rate edged down to 10.0%, from its high during the year of 10.2%.10 While we are optimistic the economic recovery will take hold, we also acknowledge that critical headwinds remain. Residential and commercial real estate markets have stayed weak amid concerns about the negative impact of both a potential backlog of foreclosed properties and eventual expiration of government programs put in place to boost real estate activity. Also, while the rate of new job losses dropped dramatically in recent months, continued high unemployment remains a substantial drag on the economy. Additionally, it is uncertain how long the Fed will continue its accommodative interest rate policy and what might happen to the still-fragile economy when interest rates eventually are increased. With these serious challenges continuing to face the economy, we are uncertain as to the speed and breadth of economic recovery, which will unfold as 2010 progresses.

1	Russell 3000® Index
2	MSCI Emerging Markets Index; MSCI EAFE Index
3	Russell 1000® Growth Index; Russell 1000® Value Index
4	Russell Mid-Cap Index; Russell 2000® Index (small caps); S&P 500 (large caps)
5	Barclays Capital Aggregate Bond Index
6	Barclays Capital High Yield Index
7	Components of Barclays Capital Aggregate Bond Index
8	U.S. Bureau of Economic Analysis, U.S. Department of Commerce
9	S&P/Case-Shiller Home Price Index
10	U.S. Bureau of Labor Statistics

2

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio saw positive attribution within the utilities sector, benefiting from lack of exposure to the Japanese utility sector (where fundamentals were poor and companies suffered from negative sentiment regarding the Japanese equities market).

Stock selection in the financial sector detracted from performance. Relative performance in the Portfolio’s financial holdings suffered from a lack of highly leveraged, poorly funded positions; these higher-risk financials rallied strongly when sentiment in equity markets turned more positive. Stock selection within the consumer discretionary sector detracted from performance as well. Holdings in Fast Retailing, Rakuten, and Nitori suffered due to negative sentiment toward Japanese equities. Additionally, the Portfolio’s underweighted position in emerging markets (averaging 14% vs. the MSCI AC World ex-U.S. Index average weighting of 21%) hurt returns, as emerging markets outperformed developed markets by a significant margin over the 12-month period.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio’s investment philosophy is based on the belief that superior stock selection and disciplined risk management provide consistent outperformance. The Portfolio focuses on companies with improving and sustainable business fundamentals, rising investor expectations, and attractive relative valuations. Stock selection is the primary driver of relative performance, and unintended portfolio risks are neutralized.

3

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The top positive contributor was stock selection within the industrial sector. Prospects for an economic recovery were supportive of outperformance from 3M Company, and investors took a positive view of the agriculture industry, which was reflected in solid returns from Deere & Co. The second-largest contributor to positive performance was an overweighting for the entire 12-month period to the REIT sector, which outperformed the benchmark S&P 500. The third-largest positive contributor was stock selection within the utility sector; Sempra Energy and Xcel Energy had solid returns in a stable environment for utilities.

The largest detractor was stock selection within consumer staples; in particular, Archer-Daniels-Midland Company struggled due to volatility in agricultural commodity prices, and Safeway’s pricing strategy encountered competitive challenges. (Both positions were sold during 2009.) The second-largest detractor was stock selection within the REIT sector. Host Hotels and Resorts was sold early in the period following discontinuation of its dividend, and Vornado Realty Trust was also sold after the REIT elected to pay much of its dividend in stock rather than cash. The third-largest detractor was stock selection within the consumer discretionary sector. In particular, Harley Davidson had a particularly difficult start to 2009 as the credit crunch raised concerns about its ability to finance motorcycle sales, and the stock was sold in early 2009.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio focuses on providing investors with conservative, income-oriented exposure to the stock market. Using bottom-up fundamental and quantitative analysis, the portfolio managers seek undervalued large-cap firms that they believe demonstrate strong balance sheets, cash flow, and dividend growth prospects, plus the potential to weather most economic conditions. To enhance diversification and income potential, the Portfolio may also invest in real estate investment trusts as well as convertible, corporate, and government bonds.

4

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

High-yield bonds, which had their best performance on record, provided the highest return by far of all fixed-income products. An overweighting in the gaming sector also helped returns; once it became clear the industry could survive the recession, the sector rallied furiously. Individual securities that added to performance included Neiman Marcus and CV Therapeutics. Neiman Marcus doubled in price after consumer spending increased and the company was able to manage its way through the recession. CV Therapeutics rose substantially after Gilead Sciences agreed to purchase the company.

Mortgages detracted from performance during the fiscal year, as riskier assets offered better returns. The mortgages held in the Portfolio were safer, low-coupon, agency-backed pass-through mortgages (which tend to perform well during times of economic stress, but also tend to underperform when the economic outlook improves). Long-dated U.S. Treasuries also hurt performance as investors worried about the effects of government spending to revive the economy. Additionally, CIT Group hurt the Portfolio due to an increase in credit losses, declining profitability, and a continual struggle to finance its operations. (These bonds were sold out of the Portfolio during the period.)

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio invests in a diversified pool of fixed-income securities selected with a long-term focus and a value-oriented philosophy. The portfolio manager favors securities and sectors he believes could perform well over one or more economic cycles. He also looks for opportunities among the best companies in out-of-favor sectors and typically keeps the Portfolio’s duration close to that of its benchmark.

5

Sub-Advisor:

T. Rowe Price Associates, Inc./ClearBridge Advisors/Principal Management Corporation

What contributed to or detracted from Portfolio performance during the fiscal year?

Stock selection was strong, with each of the 10 sectors adding to relative performance. Stock selection in information technology led the way, with overweightings in Apple and Red Hat (a packaged software company) adding the most to performance relative to the benchmark index. Also, the Portfolio held stocks that had weaker price momentum than the stocks held in the index, which added to returns as price momentum was not favored.

During the fiscal year the Portfolio held stocks that in aggregate were more volatile than the stocks held within the benchmark index, which detracted from returns over the period. A slight overweighting in the energy sector hurt performance as well, as this sector underperformed the benchmark index. Finally, having a slightly lower market capitalization than that of the index detracted from returns, because larger-cap stocks rallied strongly overall during the period.

Were there any changes to the Portfolio’s composition during the fiscal year?

At the end of June 2009, Principal Management Corporation began implementing a core-satellite structure with this Portfolio. The process of adding a core portfolio was completed in early July, and in October 2009, ClearBridge Advisors was added as a co-sub-advisor with T. Rowe Price. In a core-satellite structure, a fund is comprised of a “core” portfolio plus two or more “satellite” portfolios. The core portfolio serves as the foundation for the fund and is actively managed within narrow risk constraints. Its key goal is to help mitigate volatility within the fund. On the other hand, the key goal for the satellite portfolios — which are also actively managed — is to deliver excess return relative to their benchmarks. Due to this mandate, the satellite portfolios have correspondingly wider risk constraints.

T. Rowe Price keeps sector weightings approximately equal to those of the S&P 500. A team of T. Rowe Price equity analysts selects stocks from the industries they cover based on rigorous fundamental analysis that assesses the quality of the business franchise, earnings growth potential for the company, and value of the stock. ClearBridge — while maintaining characteristics similar to the S&P 500 — seeks stocks across the market spectrum and, being more opportunistic, tends to stray more from the index’s sector and industry weightings than T. Rowe Price.

6

Sub-Advisor:

Columbus Circle Investors

What contributed to or detracted from Portfolio performance during the fiscal year?

Apple, Amazon, and Google were the three most significant positive contributors to performance during the year. Apple’s strong performance was based on continued strength in its core PC business and accelerating benefits from its iPhone franchise that is profiting from product innovation and geographic expansion into underpenetrated foreign markets, such as China. Amazon’s gains were predicated on strong online purchasing trends, as consumers increasingly use the company’s e-commerce site for its convenience, comprehensive offerings, and competitively priced products. In addition, the company benefitted from the rapid adoption of its innovative Kindle electronic book-reading device. Google’s strength was predicated on the benefits an improving global economy had for online advertising spending, particularly within the nascent wireless market. The company also increasingly monetized content, such as YouTube videos, to drive revenue growth, and is positioned to further penetrate the wireless segment with the proliferation of its Android platform and its own handset devices that are scheduled for launch in early 2010.

The most significant detractors from performance over the last year were Delta Airlines, Wells Fargo, and State Street. Delta’s traffic and passenger revenue trends were hindered by growing economic weakness, along with the fear of swine flu that curtailed discretionary travel. Wells Fargo and State Street were victims of increased concerns about the capital adequacy of banks early in 2009, before the government’s stress test assessment essentially resolved this issue for investors around mid-2009. Due to the uncertainty of potential earnings dilution, the Portfolio’s exposure to financials was reduced. Wells Fargo and State Street were sold out of the Portfolio, as they were considered the Portfolio’s lowest-conviction holdings given the environment.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio’s investment strategies are based on the premise that companies doing better than expected will have rising securities prices, while companies producing lower-than-expected results will not. This discipline is referred to as positive momentum and positive surprise. Through in-depth analysis of company fundamentals in the context of the prevailing economic environment, the portfolio management team selects companies that meet the criteria of positive momentum and positive surprise.

7

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Liberty Media Capital Corporation (which has a number of assets that the company uses to create shareholder value) added significant value during the 12-month period. The firm rose substantially due, in part, to its loan to Sirius XM Radio in return for a 40% equity stake. Encore Acquisition Company (a domestic energy producer focused mainly on oil production) also benefited returns. The company rose over 88% in the period, in part from an agreement to be acquired by Denbury Resources. Additionally, Discovery Communications Incorporated (a global media company that owns channels such as Discovery, TLC, and Animal Planet) added to performance, rising 116% over the period.

Covanta Holding Company (which operates facilities that convert waste to energy in the U.S., Europe, and Asia) detracted from returns. While Covanta’s waste destruction business continued to be stable, the power markets into which Covanta sells energy weakened with the economy in 2009, causing energy revenue to fall. Allegheny Energy Incorporated also hurt performance over the period. The company was hampered by weak power markets in the Northeast due to the economic recession. Additionally, Mercury General Corporation (which underwrites auto insurance policies in California and is expanding into several other states) fell 8% in the period as the underwriting cycle continued to be weak, resulting in lower pricing and tougher competition.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio strategy includes superior stock selection combined with disciplined risk management as the key to consistent outperformance. Superior stock selection is achieved through systematic evaluation of company fundamentals to produce in-depth original research. By focusing on fundamental research, four critical drivers of stock selection are emphasized: 1) sustainable competitive advantages, 2) market dominance in niche industries, 3) ability to generate high returns on invested capital consistently, and 4) attractive valuation.

8

Money Market Account

Average Annual Total Returns
as of December 31, 2009

	Inception
Class	Date	1 Year	5 Year	10 Year
Class 1	03/18/1983	0.22%	3.01%	2.80%
Class 2	01/08/2007	0.18%	2.76%	2.49%

Investment results shown represent historical performance and do not guarantee future results. Your investment’s returns and principal values will fluctuate with changes in interest rates and other market conditions so the value, when redeemed, may be worth more or less than original costs. Performance shown does not account for fees, expenses, and charges of any variable insurance contract or retirement plan. If these fees were reflected, performance would be lower. Current performance may be lower or higher than the performance shown. For more information, including the most recent month-end performance, call your financial professional or call 800-222-5852.

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Sub-Advisor:

Principal Global Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s allocation to Variable Rate Demand Notes (VRDNs) was a positive contributor to performance as the rates on VRDNs did not fall as fast or as low as those of other high-quality investments. Outstanding commercial paper in the market declined, thus putting pressure on rates as demand remained high. During the fourth quarter of the period, the Portfolio’s average days to maturity was extended into the mid 60s in an attempt to maintain the yield in an environment where short-term rates continued to decline. The Portfolio is limited to investing no more than 25% of its net asset value in any one industry, including foreign banks. However, most of the Portfolio’s peers do not have the same limitation, and thus had a larger percentage invested in foreign banks during the period. Commercial paper rates were tiered over the period, with foreign bank levels being higher than industrial credits and other alternatives. The Portfolio maintained a shorter average-days-to-maturity than its peer group for the first half of the period due to the limited number of securities on the Portfolio’s approved list that could be invested in beyond 90 days, which also detracted.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio’s investment strategies share a consistent focus on relative value and disciplined risk management. The investment process is research-driven with an emphasis on bottom-up portfolio construction techniques. While macroeconomic research is an integral part of the Portfolio’s process, aggressive shifts in portfolio duration based on expectations for short-term movements in interest rates are not part of the overall process.

9

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The best-performing sector was the non-agency collateralized mortgage obligations (CMO) sector, which continued to see strong demand as investors looked for higher-yielding assets in spite of generally worsening credit trends. The Portfolio’s higher-coupon (5.50% and higher) 30-year agency mortgage-backed securities (MBS) also performed well as investors began to price extension risk (risk that the duration of an investment extends as interest rates rise) into lower-coupon MBS. Additionally, the Portfolio’s small positions in asset-backed securities and commercial mortgage-backed securities performed well, as those sectors continued to see spread-tightening as well.

The Portfolio’s agency debt sector underperformed significantly as foreign investors and others continued to shy away from putting new money into this sector. Cash and U.S. Treasury positions also underperformed as investors looked for higher-yielding assets and Treasury supply continued unabated. Additionally, the Portfolio was slightly long in duration for much of the period, which hindered performance as interest rates rose over the period.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The portfolio manager emphasizes a value-based, bottom-up approach to picking individual securities. Mortgage-backed securities and collateralized mortgage obligations comprise the majority of portfolio holdings, while a small allocation to Treasury and agency securities is used to manage liquidity and duration. The manager strives to keep the Portfolio’s duration close to that of its benchmark to prevent performance from being whipsawed or left behind by large interest-rate movements.

10

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

Stock performance within health care was the biggest positive contributor to performance. McKesson Corporation (a major health care distribution company) exceeded earnings expectations for most of the period. Stock performance within energy was the second-largest positive contributor. Occidental Petroleum (whose business is price-sensitive to oil prices) saw its stock price increase as oil prices rose during the period. Stock performance within the consumer discretionary sector was the third positive contributor. Nordstrom was positively impacted by a forecasted rise in consumer spending as fears of a recession receded and positive Gross Domestic Product was recorded during the fourth quarter.

Stock performance within industrials was the biggest detractor to performance. The U.S. government’s stimulus package was slow to have an impact on companies that are involved in building construction, like Jacobs Engineering. Stock performance within the technology sector was a second detractor. Itron (a technology provider to global energy industries) and Trimble Navigation (a provider of advance positioning technology) lagged as a result of the slow rollout of the government’s stimulus package. Stock performance within the consumer staples sector also hurt returns. Costco and Kroger declined as defensive stocks fell out of favor. In addition, a grocery store price war impacted Kroger, with Costco being affected to a lesser extent.

Were there any changes to the Portfolio’s composition during the fiscal year?

On June 30, 2009, the West Coast Equity Fund changed its name to the Principal Capital Appreciation Fund and eliminated its geographical focus on companies that resided primarily on the West Coast. The Principal Capital Appreciation Fund possesses the flexibility to invest in companies of any size. Its investment universe consists of stocks of small-, mid-, and large-cap companies located primarily in the United States.

The manager begins the investment process by looking at the more than 6,400 publicly traded companies. This group is then screened for high return on invested capital, attractive free cash flow, growing sales per share, and high inside ownership. Typically, these screens reduce the number of companies to about 1,400, which are subsequently researched to identify “best companies” within specific sectors. The equity research team evaluates each company to identify its individual competitive advantages and to analyze the barriers to entry present in its industry. This further reduces the list to 400 companies, which are then evaluated to identify those firms that offer a good value within the current and anticipated economic environment. From the resulting list of approximately 150–175 companies, securities are considered for purchase when they are trading at the low end of their historical valuation range or at a discount to their enterprise value.

Sub-Advisor:

Principal Real Estate Investors, LLC

What contributed to or detracted from Portfolio performance during the fiscal year?

Strong stock selection in the strip-mall shopping center sector benefited performance and was primarily attributable to the avoidance of Regency Centers (which significantly underperformed for the 12-month period due to disappointing earnings and downward revisions to guidance). Also, an underweighting in the underperforming diversified sector helped relative performance, as did strong security selection in the sector (in particular, an overweighting in Vornado Realty, which proved to be a top performer). Additionally, the industrial sector experienced good stock selection across all companies; the avoidance of First Industrial Realty benefited returns the most in this sector.

The apartment sector hurt performance, due to both poor allocation and weak stock selection. The Portfolio was underweighted in this sector, which outperformed for the period, and at the same time the Portfolio had poor stock timing in and out of positions in BRE Properties and Colonial Properties. The Portfolio’s largest individual detractor for the period was an overweighted position in Alexandria, which underperformed. Additionally, the decision to underweight high-leverage office owner HRPT Property Trust hurt relative performance, as the company rallied significantly during the period.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio’s philosophy is that superior returns are achieved by investing in high-quality companies expected to experience favorable trends without overpaying for them. The Portfolio’s strategy encompasses a bottom-up, fundamental research-based process that includes index-relative portfolio construction with a quality bias.

12

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s fixed-income exposures provided large positive contributions to relative performance for the period. In particular, the Portfolio’s allocations to high-yield and investment-grade corporate bonds were favorable, adding to relative performance as they both outperformed the Barclays Capital Aggregate Bond Index, while the investment-grade component outperformed its benchmark index as well. Additionally, the Portfolio’s exposure to large-cap growth securities added to relative performance through strong performance versus both the S&P 500 and the asset class-specific benchmark index.

The Portfolio’s allocation to large-cap value equities proved to be a primary detractor from relative performance, as this asset class significantly underperformed the S&P 500 while also lagging its respective benchmark index. Although small-cap growth holdings in general outperformed the broad market (as measured by the Russell 2000® Growth Index and the S&P 500), the Portfolio’s exposure to this asset class underperformed the Russell 2000® Growth Index, particularly in the first half of the period. Additionally, the Portfolio’s allocation to international developed-market equities lagged its benchmark index, detracting from relative performance.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

13

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s fixed-income exposures provided large positive contributions to relative performance for the period. In particular, the Portfolio’s allocations to high-yield and investment-grade corporate bonds were favorable, adding to relative performance as they both outperformed the Barclays Capital Aggregate Bond Index, while the investment-grade component outperformed its benchmark index as well. Additionally, the Portfolio’s exposure to large-cap growth securities added to relative performance through strong performance versus both the S&P 500 and the asset class-specific benchmark index.

The Portfolio’s allocation to large-cap value equities proved to be a primary detractor from relative performance, as this asset class significantly underperformed the S&P 500 while also lagging its respective benchmark index. Although small-cap growth holdings in general outperformed the broad U.S. equities market (as measured by the Russell 2000® Growth Index and the S&P 500), the Portfolio’s exposure to this asset class underperformed the Russell 2000® Growth Index, particularly in the first half of the period. Additionally, the Portfolio’s allocation to international developed-market equities lagged its benchmark index, detracting from relative performance.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

14

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s fixed-income exposures provided large positive contributions to relative performance for the period. In particular, the Portfolio’s allocations to high-yield and investment-grade corporate bonds were favorable, adding to relative performance as they both outperformed the Barclays Capital Aggregate Bond Index, while the investment-grade component outperformed its benchmark index as well. Additionally, the Portfolio’s exposure to large-cap growth securities added to relative performance through strong performance versus both the S&P 500 and the asset class-specific benchmark index.

The Portfolio’s allocation to large-cap value equities proved to be a primary detractor from relative performance, as this asset class significantly underperformed the S&P 500 while also lagging its respective benchmark index. Although small-cap growth holdings in general outperformed the broad U.S. equities market (as measured by the Russell 2000® Growth Index and the S&P 500), the Portfolio’s exposure to this asset class underperformed the Russell 2000® Growth Index, particularly in the first half of the period. Additionally, the Portfolio’s allocation to international developed-market equities lagged its benchmark index, detracting from relative performance.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

15

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s fixed-income exposures provided the largest positive contributions to relative performance for the 12-month period. In particular, the Portfolio’s allocations to high-yield and investment-grade corporate bonds were favorable, adding to relative performance as they both outperformed the Barclays Capital Aggregate Bond Index, while the investment-grade component outperformed its benchmark index as well. Additionally, the Portfolio’s exposure to preferred securities added to relative performance through strong performance versus both the Barclays Capital Aggregate Bond Index and its asset class-specific benchmark index.

The Portfolio’s allocation to large-cap value equities proved to be a primary detractor from relative performance as this asset class significantly underperformed the S&P 500, while also lagging its respective benchmark index. Although small-cap growth holdings in general outperformed the broad market (as measured by the Russell 2000® Growth Index and the S&P 500), the Portfolio’s exposure to this asset class underperformed the Russell 2000® Growth Index, particularly in the first half of the period. The Portfolio’s allocation to U.S. government securities also hurt relative returns, as this asset class underperformed the Barclays Capital Aggregate Bond Index and its benchmark index.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

16

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio’s exposure to large-cap growth securities proved to be a primary contributor to positive relative performance for the 12-month period, through especially strong performance versus both the S&P 500 and the asset class-specific benchmark index. The Portfolio’s allocation to international emerging-market securities also added to relative performance through continued strong results versus their domestic counterparts, as measured by the MSCI Emerging Markets Index and the S&P 500. Additionally, the Portfolio’s exposure to mid-cap growth securities added to relative performance as this asset class significantly outperformed the S&P 500.

The Portfolio’s allocation to large-cap value equities proved to be a primary detractor from relative performance as this asset class significantly underperformed the S&P 500, while also lagging its respective benchmark index. The Portfolio’s cash holdings also hurt relative returns, as cash, on an absolute basis, ended the period ranked as the worst-performing asset class held in the Portfolio (cash significantly underperformed both the S&P 500 and the Barclays Capital Aggregate Bond Index). Additionally, although small-cap growth holdings in general outperformed the broad U.S. equities market (as measured by the Russell 2000® Growth Index and the S&P 500), the Portfolio’s exposure to this asset class underperformed the Russell 2000® Growth Index, particularly in the first half of the period.

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio is actively managed through a continuous, disciplined process designed to benefit from changing investment and economic conditions. This process begins with the development of strategic, long-term asset allocation targets. The managers then develop a financial and economic outlook, use this outlook to assign a risk level to the Portfolio, adjust the Portfolio’s mix of asset classes according to the assigned risk, and repeat this process on a continual basis.

17

Sub-Advisor:

Edge Asset Management, Inc.

What contributed to or detracted from Portfolio performance during the fiscal year?

The REIT sector was the top positive contributor over the 12-month period, due to the Portfolio’s overweighted position. Higher-quality REIT bonds came back strongly from their depressed levels at the beginning of the period. Strong covenants and higher-quality properties also aided performance. Over the latter part of the period, as the outlook for the housing market began to brighten somewhat because of government tax credits and lower mortgage rates, the Portfolio’s overweighted position in the building products sector contributed strongly to performance. The RMBS sector (in which the Portfolio was heavily overweighted) also was a positive contributor. Lower mortgage rates (as compared to rates in 2008) facilitated refinancing of home mortgages, which contributed to the sector’s strong performance.

Portfolio performance was hurt by its slightly longer duration as the two-year Treasury yield increased during the period. While the spread on most of the Portfolio’s corporate holdings tightened during the period, the selloff in short Treasuries did hinder performance. The Portfolio’s substantial underweighting in airlines also detracted from performance; as air travel began to recover during 2009, this sector saw dramatic spread-tightening. Also, the Portfolio’s heavy underweighting in the auto sector negatively impacted performance. (The U.S. government tax credits for auto trade-ins contributed to this sector’s good performance in the bond market.)

Were there any changes to the Portfolio’s composition during the fiscal year?

No material changes occurred in the Portfolio’s structure. The Portfolio manager takes a flexible investment approach. He selects securities from multiple fixed-income asset classes that are arrayed along the front part of the yield curve. The manager also looks for value in lower-rated corporate securities while maintaining the Portfolio’s high overall credit rating. Comprehensive credit research is conducted to identify opportunities among out-of-favor sectors and securities.

18

Sub-Advisor:

Emerald Advisors Inc./Essex Investment Management Company, LLC/Principal Management Corporation

What contributed to or detracted from Portfolio performance during the fiscal year?

The Portfolio benefited from an underweighting in, and favorable security selection within, the industrial sector. Specifically, an out-of-index position in Bucyrus International, an overweighting in EnerSys, Inc., and an underweighting in Huron Consulting were favorable. Security selection within telecomm was also rewarded, due to an out-of-index position in SBA Communications and an overweighting in Neutral Tandem. Industry selection was an additional positive; specifically, an emphasis on the strong-performing retail soft goods category and an underweighting in the machinery industry added to returns.

Security selection detracted from results overall, with particular weakness in health care and financials. Within the health care sector, overweightings in Kendle International and Thoratec, and an underweighting and late entry to the star performer Human Genome Sciences (up over 1300% during the period), detracted the most from results. Within financials, an overweighting in PrivateBancorp and out-of-index positions in Western Alliance Bancorp and Navigators Group hindered results the most. Further, an emphasis on those stocks having the most price volatility within the index, as well as on stocks with a higher relative strength profile than that of the index, was not rewarded.

Were there any changes to the Portfolio’s composition during the fiscal year?

In July 2009, UBS was terminated as a sub-advisor for this Fund. Concurrently, Principal Management Corporation completed implementation of a core-satellite structure with this Portfolio. In a core-satellite structure, a fund is comprised of a “core” portfolio plus two or more “satellite” portfolios. The core portfolio serves as the foundation for the fund and is actively managed within narrow risk constraints. Its key goal is to help mitigate volatility within the fund. On the other hand, the key goal for the satellite portfolios —which are also actively managed — is to deliver excess return relative to their benchmarks. Due to this mandate, the satellite portfolios have correspondingly wider risk constraints.

Emerald is a small-cap growth stock specialist that uses in-depth research to identify attractive small-cap growth companies. Essex uses a focused and disciplined level of fundamental security analysis. They identify companies in the early stages of positive business and earnings change. Essex focuses on micro-cap stocks in addition to small caps. This micro-cap focus is intended to help reduce the market cap of the overall Portfolio.

19

Sub-Advisor:

J.P. Morgan Investment Management, Inc./Mellon Capital Management/Principal Management Corporation

What contributed to or detracted from Portfolio performance during the fiscal year?

A slight underweighting in financials benefited returns, as the financial sector in general lagged over the 12-month period. Security selection within the sector was also favorable, particularly in commercial banks. No one stock dominated performance; rather, a variety of active and out-of-index holdings were rewarded.

Security selection detracted from performance, due almost exclusively to poor results in the consumer discretionary sector. The Portfolio missed out on the incredible return of Dana Holding (up more than 1300% for the year), due to both an underweighting and a late entry to the name. Poor timing within Spartan Motors, which experienced its best returns early in the period, was a further hindrance. Also, a higher relative strength profile (an overweighting in stocks exhibiting upward price movement during the trailing 12-month period) as well as a slightly lower beta profile than the benchmark index were not rewarded. (A lower beta profile generally means the Portfolio is poised to capture less of the upside or downside of the market, which can detract from returns in a strong up market.)

Were there any changes to the Portfolio’s composition during the fiscal year?

At the end of June 2009, Principal Management Corporation began implementing a core-satellite structure on this Portfolio. The process was completed in early July. In a core-satellite structure, a fund is comprised of a “core” portfolio plus two or more “satellite” portfolios. The core portfolio serves as the foundation for the fund and is actively managed within narrow risk constraints. Its key goal is to help mitigate volatility within the Fund. On the other hand, the key goal for the satellite portfolios — which are also actively managed — is to deliver excess return relative to their benchmarks. Due to this mandate, the satellite portfolios have correspondingly wider risk constraints.

JP Morgan’s investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends in price momentum with attractive relative valuations. Management then uses a quadratic optimization to create a portfolio of well-diversified, compensated risks that seeks to deliver consistent returns. For each trade suggested by the optimization, the portfolio managers do in-depth fundamental research to ensure that the trade meets the original investment thesis (strong momentum with good relative value). Finally, sophisticated trading techniques ensure that the trades are executed in a cost-effective manner, ensuring that trading costs do not unduly encumber the alpha of the strategy.

Mellon Capital employs a structured process that utilizes 18 quantitative models whose respective weightings are rotated over time. Mellon’s research indicates that the breadth of fundamental characteristics included in the quantitative valuation model and the adaptive nature of the valuation model in shifting emphasis among those factors as investor preferences change, provide a framework for consistent outperformance. The majority of the stock characteristics included in the valuation model reflect fundamental health in the underlying company. However, periods of speculative zeal for low quality, fundamentally weak stocks pose a performance challenge. Additionally, the process looks to provide the majority of the returns through stock selection, and will look to minimize certain risks such as beta, sector drift, style drift, and market-cap drift.

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Glossary

Capital Market Benchmark is intended to represent a relevant proxy for market and Portfolio performance. It is allocated as follows: SAM Balanced Portfolio: 60% S&P 500/40% Barclays Capital Aggregate Bond Index; SAM Conservative Balanced Portfolio: 40% S&P 500/60% Barclays Capital Aggregate Bond Index; SAM Conservative Growth Portfolio: 80% S&P 500/20% Barclays Capital Aggregate Bond Index; and SAM Flexible Income Portfolio: 20% S&P 500/80% Barclays Capital Aggregate Bond Index.

Citigroup Broad Investment-Grade Credit 1–3 Years Index is an unmanaged index of bonds designed to track the performance of bonds issued in the U.S. investment-grade bond market which have maturities 1–3 years.

Citigroup Broad Investment-Grade Index is an unmanaged index of bonds designed to track the performance of bonds issued in the U.S. investment-grade bond market.

Citigroup Mortgage Index reflects new issuance and principal paydowns of mortgage pools including GNMA, FNMA, and FHLMC pass-throughs and is re-constituted each month.

Morgan Stanley Capital International All Country World ex-US Index (MSCI ACWI ex-US Index) is a market capitalization-weighted index designed to measure equity market performance in 47 global developed and emerging markets, excluding the U.S.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, and Far East) Index is an unmanaged index that measures the stock returns of companies in developed economies outside of North America.

Morgan Stanley Capital International (MSCI) US REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Morningstar Conservative Allocation Category Average is an average of the net asset value (NAV) returns of domestic mutual funds with 20–50% invested in equities and 50-80% invested in fixed income and cash.

Morningstar Foreign Large Blend Category Average is an average of the net asset value (NAV) returns of mutual funds that seek capital appreciation by investing in a variety of large international stocks. Large-cap foreign stocks have market capitalizations greater than $5 billion. The blend style is assigned to funds where neither growth nor value characteristics predominate.

Morningstar Intermediate-Term Bond Category Average is an average of net asset value (NAV) returns of bond mutual funds that have average durations that are greater than 3.5 years and less than 6 years.

Morningstar Intermediate Government Category Average is an average of net asset value (NAV) returns of mutual funds that devote at least 90% of their bond holdings to government issues. These mutual funds have, on average, durations between 3.5 and 6 years.

Morningstar Large Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Large Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in large companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly-expanding industries.

Morningstar Large Value Category Average is an average of net asset value (NAV) returns of mutual funds that focus on large companies that are less expensive than the market as a whole. They often come from the utilities, energy, financial, and cyclical sectors, and many pay above-average dividends. They also generally have more stable stock prices.

Morningstar Mid-Cap Blend Category Average is an average of net asset value (NAV) returns of mutual funds that focus on mid-size companies that are fairly representative of the overall stock market in terms of valuation. They tend to invest across the spectrum of U.S. industries.

Morningstar Moderate Allocation Category Average is an average of the net asset value (NAV) returns of mutual funds with 50–70% invested in equities and the remainder invested in fixed income and cash.

Morningstar Short-Term Bond Category Average is an average of net asset value (NAV) returns of mutual funds that invest in a variety of bonds, from the most creditworthy, such as Treasury bonds, to mortgages and corporates, and on rare occasions, even more speculative high-yield and emerging markets debt which have durations between 1 and 3.5 years.

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Morningstar Small Growth Category Average is an average of net asset value (NAV) returns of mutual funds that invest in small companies that are projected to grow faster than average. Most of these mutual funds focus on companies in rapidly expanding industries.

Morningstar Small Value Category Average is an average of net asset value (NAV) returns of small-cap value mutual funds that invest in less popular companies at the smaller end of the size range and may focus on finding temporarily depressed stocks of companies working through business problems.

Morningstar Specialty — Real Estate Category Average is an average of net asset value (NAV) returns of mutual funds that invest primarily in real estate investment trusts (REITs) of various types. The performance of these mutual funds is less connected to the overall market than most other types of stock funds.

Russell 1000® Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values. Companies included are large.

Russell 1000® Value Index is an unmanaged index that measures the investment returns of stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Companies included are large.

Russell 2000® Growth Index is an unmanaged index that measures the investment returns of stocks in the Russell 2000® Index with higher price-to-book ratios and higher forecasted growth values. Companies included are medium-size to small.

Russell 2000® Value Index is an unmanaged index that measures the performance of those Russell 2000® companies with lower price-to-book ratios and lower forecasted growth values.

Russell 3000® Index is constructed to provide a comprehensive barometer of the broad market and accounts for nearly 98% of the total value of all equity traded on the U.S. exchanges. It measures the stocks that are also members of either the Russell 1000® or the Russell 2000® indexes.

S&P 500 is an unmanaged index of 500 widely-held stocks often used as a proxy for the domestic stock market. Included are the stocks of industrial, financial, utility, and transportation companies.

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STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

	Diversified
	International	Equity Income
Amounts in thousands, except per share amounts	Account	Account	Income Account
Investment in securities--at cost	$ 316,042	$ 386,249	$ 191,452
Foreign currency--at cost	$ 211	$ –	$ –
Assets
Investment in securities--at value	$ 365,895	$ 418,880	$ 197,933
Foreign currency--at value	212	–	–
Cash	2,716	6,190	2,201
Receivables:
Dividends and interest	633	1,418	2,619
Fund shares sold	82	29	80
Investment securities sold	33	–	–
Total Assets	369,571	426,517	202,833
Liabilities
Accrued management and investment advisory fees	257	186	84
Accrued distribution fees	–	7	2
Accrued directors expenses	1	–	–
Accrued other expenses	88	1	1
Payables:
Fund shares redeemed	274	2,536	62
Investment securities purchased	2,348	–	–
Total Liabilities	2,968	2,730	149
Net Assets Applicable to Outstanding Shares	$ 366,603	$ 423,787	$ 202,684

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 479,160	$ 499,221	$ 197,638
Accumulated undistributed (overdistributed) net investment income (loss)	(245)	4,282	1,401
Accumulated undistributed (overdistributed) net realized gain (loss)	(162,162)	(112,347)	(2,836)
Net unrealized appreciation (depreciation) of investments	49,853	32,631	6,481
Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency .	(3)	–	–
Total Net Assets	$ 366,603	$ 423,787	$ 202,684
Capital Stock (par value: $.01 a share):
Shares authorized	300,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 364,176	$ 392,951	$ 196,424
Shares issued and outstanding	32,409	29,872	19,692
Net Asset Value per share	$ 11.24	$ 13.15	$ 9.97
Class 2: Net Assets	$ 2,427	$ 30,836	$ 6,260
Shares issued and outstanding	214	2,354	629
Net Asset Value per share	$ 11.32	$ 13.10	$ 9.95

See accompanying notes.

23

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

	LargeCap Blend	LargeCap	MidCap Blend
Amounts in thousands, except per share amounts	Account II	Growth Account	Account
Investment in securities--at cost	$ 168,823	$ 198,934	$ 378,719
Assets
Investment in securities--at value	$ 181,876	$ 242,503	$ 385,256
Cash	3,706	3,771	3,188
Receivables:
Dividends and interest	257	105	192
Expense reimbursement from Manager	3	–	–
Fund shares sold	4	10	8
Investment securities sold	356	–	2,570
Total Assets	186,202	246,389	391,214
Liabilities
Accrued management and investment advisory fees	118	138	190
Accrued distribution fees	–	–	2
Accrued other expenses	2	2	17
Payables:
Fund shares redeemed	1,304	158	851
Investment securities purchased	407	3,786	993
Variation margin on futures contracts	54	–	–
Total Liabilities	1,885	4,084	2,053
Net Assets Applicable to Outstanding Shares	$ 184,317	$ 242,305	$ 389,161

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 234,425	$ 298,994	$ 388,122
Accumulated undistributed (overdistributed) net investment income (loss)	2,359	–	1,763
Accumulated undistributed (overdistributed) net realized gain (loss)	(65,532)	(100,258)	(7,261)
Net unrealized appreciation (depreciation) of investments	13,065	43,569	6,537
Total Net Assets	$ 184,317	$ 242,305	$ 389,161
Capital Stock (par value: $.01 a share):
Shares authorized	300,000	300,000	105,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 183,485	$ 241,670	$ 379,151
Shares issued and outstanding	29,527	18,907	12,131
Net Asset Value per share	$ 6.21	$ 12.78	$ 31.25
Class 2: Net Assets	$ 832	$ 635	$ 10,010
Shares issued and outstanding	133	50	320
Net Asset Value per share	$ 6.24	$ 12.80	$ 31.23

See accompanying notes.

24

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

		Mortgage	Principal Capital
	Money Market	Securities	Appreciation
Amounts in thousands, except per share amounts	Account	Account	Account(a)
Investment in securities--at cost	$ 385,221	$ 232,047	$ 71,580
Assets
Investment in securities--at value	$ 385,221	$ 235,111	$ 100,609
Cash	7	6,342	1,005
Receivables:
Dividends and interest	44	1,136	112
Expense reimbursement from Manager	58	–	–
Expense reimbursement from Underwriter	1	–	–
Fund shares sold	666	192	–
Investment securities sold	31	58	148
Total Assets	386,028	242,839	101,874
Liabilities
Accrued management and investment advisory fees	142	99	53
Accrued distribution fees	1	–	1
Accrued directors expenses	3	–	–
Accrued other expenses	3	1	4
Payables:
Fund shares redeemed	412	74	88
Investment securities purchased	–	7,201	550
Total Liabilities	561	7,375	696
Net Assets Applicable to Outstanding Shares	$ 385,467	$ 235,464	$ 101,178

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 385,769	$ 237,633	$ 72,465
Accumulated undistributed (overdistributed) net investment income (loss)	–	1,198	282
Accumulated undistributed (overdistributed) net realized gain (loss)	(302)	(6,431)	(598)
Net unrealized appreciation (depreciation) of investments	–	3,064	29,029
Total Net Assets	$ 385,467	$ 235,464	$ 101,178
Capital Stock (par value: $.01 a share):
Shares authorized	1,500,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 381,238	$ 233,789	$ 94,039
Shares issued and outstanding	381,531	23,217	4,891
Net Asset Value per share	$ 1.00	$ 10.07	$ 19.23
Class 2: Net Assets	$ 4,229	$ 1,675	$ 7,139
Shares issued and outstanding	4,238	166	372
Net Asset Value per share	$ 1.00	$ 10.09	$ 19.17

(a)	Effective June 30, 2009, West Coast Equity Account changed its name to Principal Capital Appreciation Account.

See accompanying notes.

25

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

			SAM
	Real Estate		Conservative
	Securities	SAM Balanced	Balanced
Amounts in thousands, except per share amounts	Account	Portfolio	Portfolio
Investment in securities--at cost	$ 146,940	$ –	$ –
Investment in affiliated securities--at cost	$ –	$ 817,148	$ 161,975
Assets
Investment in securities--at value	$ 160,351	$ –	$ –
Investment in affiliated securities--at value	–	839,328	170,151
Cash	93	–	–
Receivables:
Dividends and interest	528	591	154
Fund shares sold	14	30	52
Investment securities sold	345	–	–
Total Assets	161,331	839,949	170,357
Liabilities
Accrued management and investment advisory fees	120	163	32
Accrued distribution fees	–	24	3
Accrued directors expenses	–	5	–
Accrued other expenses	2	–	–
Payables:
Fund shares redeemed	177	525	219
Investment securities purchased	297	–	–
Total Liabilities	596	717	254
Net Assets Applicable to Outstanding Shares	$ 160,735	$ 839,232	$ 170,103

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 207,128	$ 809,825	$ 161,941
Accumulated undistributed (overdistributed) net investment income (loss)	1,213	31,086	7,610
Accumulated undistributed (overdistributed) net realized gain (loss)	(61,017)	(23,859)	(7,624)
Net unrealized appreciation (depreciation) of investments	13,411	22,180	8,176
Total Net Assets	$ 160,735	$ 839,232	$ 170,103
Capital Stock (par value: $.01 a share):
Shares authorized	300,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 160,251	$ 728,979	$ 154,208
Shares issued and outstanding	14,794	53,105	14,102
Net Asset Value per share	$ 10.83	$ 13.73	$ 10.94
Class 2: Net Assets	$ 484	$ 110,253	$ 15,895
Shares issued and outstanding	44	8,086	1,465
Net Asset Value per share	$ 10.91	$ 13.64	$ 10.85

See accompanying notes.

26

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

	SAM
	Conservative	SAM Flexible	SAM Strategic
Amounts in thousands, except per share amounts	Growth Portfolio	Income Portfolio	Growth Portfolio
Investment in affiliated securities--at cost	$ 213,489	$ 166,782	$ 129,876
Assets
Investment in affiliated securities--at value	$ 210,155	$ 178,552	$ 127,335
Receivables:
Dividends and interest	85	204	54
Fund shares sold	8	56	10
Total Assets	210,248	178,812	127,399
Liabilities
Accrued management and investment advisory fees	42	35	25
Accrued distribution fees	17	5	13
Payables:
Fund shares redeemed	104	33	40
Total Liabilities	163	73	78
Net Assets Applicable to Outstanding Shares	$ 210,085	$ 178,739	$ 127,321

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 223,124	$ 167,231	$ 136,629
Accumulated undistributed (overdistributed) net investment income (loss)	6,637	9,997	3,115
Accumulated undistributed (overdistributed) net realized gain (loss)	(16,342)	(10,259)	(9,882)
Net unrealized appreciation (depreciation) of investments	(3,334)	11,770	(2,541)
Total Net Assets	$ 210,085	$ 178,739	$ 127,321
Capital Stock (par value: $.01 a share):
Shares authorized	200,000	200,000	200,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 128,572	$ 156,696	$ 66,315
Shares issued and outstanding	9,320	13,116	4,473
Net Asset Value per share	$ 13.80	$ 11.95	$ 14.83
Class 2: Net Assets	$ 81,513	$ 22,043	$ 61,006
Shares issued and outstanding	5,954	1,857	4,141
Net Asset Value per share	$ 13.69	$ 11.87	$ 14.73

See accompanying notes.

27

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

		SmallCap
	Short-Term	Growth	SmallCap Value
Amounts in thousands, except per share amounts	Income Account	Account II	Account I
Investment in securities--at cost	$ 73,659	$ 64,975	$ 126,901
Assets
Investment in securities--at value	$ 74,548	$ 77,888	$ 130,517
Cash	1,224	2,149	3,106
Receivables:
Dividends and interest	662	17	219
Expense reimbursement from Manager	–	2	12
Fund shares sold	415	6	261
Investment securities sold	–	203	23
Variation margin on futures contracts	16	–	–
Total Assets	76,865	80,265	134,138
Liabilities
Accrued management and investment advisory fees	32	65	121
Accrued distribution fees	–	1	–
Accrued other expenses	1	2	2
Payables:
Fund shares redeemed	11	29	23
Investment securities purchased	–	290	71
Variation margin on futures contracts	–	34	62
Total Liabilities	44	421	279
Net Assets Applicable to Outstanding Shares	$ 76,821	$ 79,844	$ 133,859

Net Assets Consist of:
Capital Shares and additional paid-in-capital	$ 76,529	$ 126,326	$ 175,182
Accumulated undistributed (overdistributed) net investment income (loss)	520	–	92
Accumulated undistributed (overdistributed) net realized gain (loss)	(1,241)	(59,511)	(45,246)
Net unrealized appreciation (depreciation) of investments	1,013	13,029	3,831
Total Net Assets	$ 76,821	$ 79,844	$ 133,859
Capital Stock (par value: $.01 a share):
Shares authorized	200,000	300,000	300,000
Net Asset Value Per Share:
Class 1: Net Assets	$ 74,934	$ 77,315	$ 133,755
Shares issued and outstanding	30,486	8,790	12,376
Net Asset Value per share	$ 2.46	$ 8.80	$ 10.81
Class 2: Net Assets	$ 1,887	$ 2,529	$ 104
Shares issued and outstanding	769	290	10
Net Asset Value per share	$ 2.45	$ 8.73	$ 10.82

See accompanying notes.

28

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2009

	Diversified
	International	Equity Income
Amounts in thousands	Account	Account	Income Account
Net Investment Income (Loss)
Income:
Dividends	$ 9,455	$ 13,440	$ –
Withholding tax	(1,067)	–	–
Interest	4	242	11,133
Total Income	8,392	13,682	11,133
Expenses:
Management and investment advisory fees	2,563	1,888	814
Distribution Fees - Class 2	5	75	18
Custodian fees	155	4	3
Directors' expenses	9	8	2
Professional fees	30	1	2
Other expenses	3	2	–
Total Expenses	2,765	1,978	839
Net Investment Income (Loss)	5,627	11,704	10,294

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(63,353)	(44,476)	(2,307)
Foreign currency transactions	(105)	–	–
Change in unrealized appreciation/depreciation of:
Investments	134,804	103,699	19,627
Translation of assets and liabilities in foreign currencies	17	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies	71,363	59,223	17,320
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 76,990	$ 70,927	$ 27,614

See accompanying notes.

29

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2009

	LargeCap Blend	LargeCap Growth	MidCap Blend
Amounts in thousands	Account II	Account	Account
Net Investment Income (Loss)
Income:
Dividends	$ 3,687	$ 1,357	$ 4,041
Interest	4	12	20
Total Income	3,691	1,369	4,061
Expenses:
Management and investment advisory fees	1,221	1,337	1,742
Distribution Fees - Class 2	2	1	5
Custodian fees	9	5	3
Directors' expenses	6	4	10
Professional fees	2	1	1
Other expenses	2	1	3
Total Gross Expenses	1,242	1,349	1,764
Less: Reimbursement from Manager	16	–	–
Total Net Expenses	1,226	1,349	1,764
Net Investment Income (Loss)	2,465	20	2,297

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(28,518)	(40,564)	(3,010)
Futures contracts	673	–	–
Change in unrealized appreciation/depreciation of:
Investments	68,543	89,993	85,120
Futures contracts	(7)	–	–
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies	40,691	49,429	82,110
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 43,156	$ 49,449	$ 84,407

See accompanying notes.

30

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2009

			Principal Capital
	Money Market	Mortgage	Appreciation
Amounts in thousands	Account	Securities Account	Account(a)
Net Investment Income (Loss)
Income:
Dividends	$ –	$ –	$ 1,346
Interest	2,908	8,698	3
Total Income	2,908	8,698	1,349
Expenses:
Management and investment advisory fees	1,831	928	508
Distribution Fees - Class 2	23	5	17
Custodian fees	7	3	8
Directors' expenses	17	2	3
Professional fees	23	2	2
Treasury Temporary Guarantee Program expense	104	–	–
Other expenses	7	–	–
Total Gross Expenses	2,012	940	538
Less: Reimbursement from Manager - Class 1	142	–	–
Less: Reimbursement from Manager - Class 2	2	–	–
Less: Reimbursement from Underwriter - Class 2	17	–	–
Total Net Expenses	1,851	940	538
Net Investment Income (Loss)	1,057	7,758	811

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(4)	(63)	550
Change in unrealized appreciation/depreciation of:
Investments	–	3,538	21,431
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies	(4)	3,475	21,981
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 1,053	$ 11,233	$ 22,792

(a)	Effective June 30, 2009, West Coast Equity Account changed its name to Principal Capital Appreciation Account.

See accompanying notes.

31

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2009

	Real Estate	SAM Balanced	SAM Conservative
Amounts in thousands	Securities Account	Portfolio	Balanced Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ –	$ 33,593	$ 8,444
Dividends	4,621	–	–
Interest	123	–	–
Total Income	4,744	33,593	8,444
Expenses:
Management and investment advisory fees	1,095	1,508	304
Distribution Fees - Class 2	1	266	38
Custodian fees	5	–	–
Directors' expenses	4	23	5
Professional fees	1	2	2
Other expenses	1	6	1
Total Expenses	1,107	1,805	350
Net Investment Income (Loss)	3,637	31,788	8,094

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	(28,679)	–	–
Investment transactions in affiliated securities	–	(8,904)	(3,685)
Capital gain distribution received from affiliated securities	–	931	155
Change in unrealized appreciation/depreciation of:
Investments	60,400	–	–
Investments in affiliated securities	–	120,422	21,570
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies	31,721	112,449	18,040
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 35,358	$ 144,237	$ 26,134

See accompanying notes.

32

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2009

	SAM Conservative	SAM Flexible	SAM Strategic
Amounts in thousands	Growth Portfolio	Income Portfolio	Growth Portfolio
Net Investment Income (Loss)
Income:
Dividends from affiliated securities	$ 7,359	$ 10,812	$ 3,616
Total Income	7,359	10,812	3,616
Expenses:
Management and investment advisory fees	439	347	253
Distribution Fees - Class 2	179	57	129
Directors' expenses	6	6	5
Professional fees	2	2	2
Other expenses	2	1	1
Total Expenses	628	413	390
Net Investment Income (Loss)	6,731	10,399	3,226

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies
Net realized gain (loss) from:
Investment transactions in affiliated securities	(9,202)	(7,171)	(4,465)
Capital gain distribution received from affiliated securities	370	158	243
Change in unrealized appreciation/depreciation of:
Investments in affiliated securities	44,574	23,224	28,088
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies	35,742	16,211	23,866
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 42,473	$ 26,610	$ 27,092

See accompanying notes.

33

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Year Ended December 31, 2009

	Short-Term	SmallCap Growth	SmallCap Value
Amounts in thousands	Income Account	Account II	Account I
Net Investment Income (Loss)
Income:
Dividends	$ –	$ 220	$ 2,263
Interest	2,176	2	6
Total Income	2,176	222	2,269
Expenses:
Management and investment advisory fees	268	653	1,250
Distribution Fees - Class 2	4	6	–
Custodian fees	3	14	19
Directors' expenses	2	3	4
Professional fees	2	1	1
Other expenses	–	–	1
Total Gross Expenses	279	677	1,275
Less: Reimbursement from Manager	–	7	13
Less: Reimbursement from Manager - Class 1	–	–	119
Total Net Expenses	279	670	1,143
Net Investment Income (Loss)	1,897	(448)	1,126

Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies
Net realized gain (loss) from:
Investment transactions	57	(16,157)	(25,808)
Futures contracts	(185)	834	1,079
Change in unrealized appreciation/depreciation of:
Investments	2,810	34,356	42,763
Futures contracts	210	116	50
Net Realized and Unrealized Gain (Loss) on Investments, Futures,
Swap agreements and Foreign Currencies	2,892	19,149	18,084
Net Increase (Decrease) in Net Assets Resulting from Operations	$ 4,789	$ 18,701	$ 19,210

See accompanying notes.

34

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Diversified International
Amounts in thousands	Account		Equity Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 5,627	$ 9,110	$ 11,704	$ 13,002
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(63,458)	(95,476)	(44,476)	(65,658)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	134,821	(165,823)	103,699	(133,172)
Net Increase (Decrease) in Net Assets Resulting from Operations	76,990	(252,189)	70,927	(185,828)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(14,663)	(7,552)	(19,206)	(10,050)
Class 2	(84)	(85)	(1,511)	(1,288)
From net realized gain on investments:
Class 1	–	(99,649)	–	(30,043)
Class 2	–	(1,354)	–	(4,327)
Total Dividends and Distributions	(14,747)	(108,640)	(20,717)	(45,708)

Capital Share Transactions
Shares sold:
Class 1	39,843	57,888	58,175	79,058
Class 2	376	977	1,412	2,539
Shares issued in reinvestment of dividends and distributions:
Class 1	14,663	107,201	19,206	40,093
Class 2	84	1,439	1,511	5,615
Shares redeemed:
Class 1	(38,597)	(98,361)	(35,523)	(125,129)
Class 2	(768)	(3,973)	(10,263)	(22,161)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	15,601	65,171	34,518	(19,985)
Total Increase (Decrease)	77,844	(295,658)	84,728	(251,521)

Net Assets
Beginning of period	288,759	584,417	339,059	590,580
End of period (including undistributed net investment income as set forth below)	$ 366,603	$ 288,759	$ 423,787	$ 339,059
Undistributed (Overdistributed) Net Investment Income (Loss)	$ (245)	$ 8,881	$ 4,282	$ 13,413

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	4,124	4,221	5,150	5,221
Class 2	36	88	129	163
Shares issued in reinvestment of dividends and distributions:
Class 1	1,466	6,493	1,623	2,463
Class 2	8	87	129	348
Shares redeemed:
Class 1	(4,135)	(6,354)	(3,133)	(8,049)
Class 2	(82)	(295)	(924)	(1,490)
Net Increase (Decrease)	1,417	4,240	2,974	(1,344)

See accompanying notes.

35

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Income Account		LargeCap Blend Account II
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 10,294	$ 9,257	$ 2,465	$ 2,905
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(2,307)	802	(27,845)	(36,152)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	19,627	(15,476)	68,536	(62,162)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,614	(5,417)	43,156	(95,409)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(16,967)	(10,514)	(3,013)	(3,105)
Class 2	(657)	(821)	(10)	(21)
From net realized gain on investments:
Class 1	(198)	(192)	–	(96,559)
Class 2	(10)	(16)	–	(848)
Total Dividends and Distributions	(17,832)	(11,543)	(3,023)	(100,533)

Capital Share Transactions
Shares sold:
Class 1	63,001	27,925	6,951	23,838
Class 2	541	618	61	218
Shares issued in reinvestment of dividends and distributions:
Class 1	17,165	10,706	3,013	99,664
Class 2	667	837	10	869
Shares redeemed:
Class 1	(13,882)	(72,530)	(26,257)	(40,733)
Class 2	(3,356)	(5,698)	(306)	(1,355)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	64,136	(38,142)	(16,528)	82,501
Total Increase (Decrease)	73,918	(55,102)	23,605	(113,441)

Net Assets
Beginning of period	128,766	183,868	160,712	274,153
End of period (including undistributed net investment income as set forth below)	$ 202,684	$ 128,766	$ 184,317	$ 160,712
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 1,401	$ 8,208	$ 2,359	$ 2,917

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	6,442	2,750	1,378	3,242
Class 2	56	62	11	32
Shares issued in reinvestment of dividends and distributions:
Class 1	1,778	1,097	588	13,486
Class 2	70	86	2	117
Shares redeemed:
Class 1	(1,434)	(7,234)	(5,189)	(5,535)
Class 2	(347)	(585)	(59)	(187)
Net Increase (Decrease)	6,565	(3,824)	(3,269)	11,155
See accompanying notes.

36

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	LargeCap Growth Account		MidCap Blend Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 20	$ 1,429	$ 2,297	$ 1,945
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(40,564)	(22,472)	(3,010)	10,673
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	89,993	(125,107)	85,120	(158,556)
Net Increase (Decrease) in Net Assets Resulting from Operations	49,449	(146,150)	84,407	(145,938)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,447)	(1,454)	(2,392)	(2,431)
Class 2	(2)	(2)	–	N/A
From net realized gain on investments:
Class 1	–	–	(14,827)	(44,758)
Class 2	–	–	–	N/A
From tax return of capital:
Class 1	(22)	–	–	–
Total Dividends and Distributions	(1,471)	(1,456)	(17,219)	(47,189)

Capital Share Transactions
Shares sold:
Class 1	41,368	45,707	14,063	25,349
Class 2	90	237	132	N/A
Shares issued in acquisition:
Class 1	N/A	N/A	58,252	N/A
Class 2	N/A	N/A	9,705	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	1,469	1,454	17,219	47,189
Class 2	2	2	–	N/A
Shares redeemed:
Class 1	(22,640)	(122,133)	(46,377)	(82,813)
Class 2	(142)	(579)	(206)	N/A
Net Increase (Decrease) in Net Assets from Capital Share Transactions	20,147	(75,312)	52,788	(10,275)
Total Increase (Decrease)	68,125	(222,918)	119,976	(203,402)

Net Assets
Beginning of period	174,180	397,098	269,185	472,587
End of period (including undistributed net investment income as set forth below)	$ 242,305	$ 174,180	$ 389,161	$ 269,185
Undistributed (Overdistributed) Net Investment Income (Loss)	$ –	$ 1,429	$ 1,763	$ 1,859

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	3,810	3,323	518	794
Class 2	9	20	4	N/A
Shares issued in acquisition:
Class 1	N/A	N/A	1,938	N/A
Class 2	N/A	N/A	323	N/A
Shares issued in reinvestment of dividends and distributions:
Class 1	137	88	673	1,206
Class 2	–	–	–	N/A
Shares redeemed:
Class 1	(2,167)	(8,373)	(1,796)	(2,440)
Class 2	(12)	(44)	(7)	N/A
Net Increase (Decrease)	1,777	(4,986)	1,653	(440)

See accompanying notes.

37

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	Money Market Account		Mortgage Securities Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 1,057	$ 8,668	$ 7,758	$ 8,941
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(4)	(298)	(63)	51
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	–	–	3,538	(126)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,053	8,370	11,233	8,866

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,033)	(8,441)	(15,563)	(12,150)
Class 2	(24)	(227)	(142)	(164)
Total Dividends and Distributions	(1,057)	(8,668)	(15,705)	(12,314)

Capital Share Transactions
Shares sold:
Class 1	184,696	364,568	91,667	29,483
Class 2	5,453	25,195	760	379
Shares issued in reinvestment of dividends and distributions:
Class 1	1,033	8,441	15,563	12,150
Class 2	24	227	142	164
Shares redeemed:
Class 1	(260,080)	(189,474)	(21,695)	(112,140)
Class 2	(16,262)	(15,045)	(1,297)	(1,729)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(85,136)	193,912	85,140	(71,693)
Total Increase (Decrease)	(85,140)	193,614	80,668	(75,141)

Net Assets
Beginning of period	470,607	276,993	154,796	229,937
End of period (including undistributed net investment income as set forth below)	$ 385,467	$ 470,607	$ 235,464	$ 154,796
Undistributed (Overdistributed) Net Investment Income (Loss)	$ –	$ –	$ 1,198	$ 8,724

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	184,696	364,568	8,919	2,825
Class 2	5,453	25,195	74	38
Shares issued in reinvestment of dividends and distributions:
Class 1	1,033	8,441	1,547	1,217
Class 2	24	227	14	16
Shares redeemed:
Class 1	(260,080)	(189,474)	(2,101)	(10,795)
Class 2	(16,262)	(15,045)	(125)	(168)
Net Increase (Decrease)	(85,136)	193,912	8,328	(6,867)

See accompanying notes.

38

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Principal Capital Appreciation
Amounts in thousands	Account(a)		Real Estate Securities Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 811	$ 768	$ 3,637	$ 3,122
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	550	673	(28,679)	(26,770)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	21,431	(41,559)	60,400	(38,078)
Net Increase (Decrease) in Net Assets Resulting from Operations	22,792	(40,118)	35,358	(61,726)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,261)	(1,044)	(5,224)	(4,078)
Class 2	(65)	(99)	(16)	(24)
From net realized gain on investments:
Class 1	–	(9,541)	–	(59,405)
Class 2	–	(1,202)	–	(394)
Total Dividends and Distributions	(1,326)	(11,886)	(5,240)	(63,901)

Capital Share Transactions
Shares sold:
Class 1	16,427	14,438	19,852	35,107
Class 2	461	813	30	102
Shares issued in reinvestment of dividends and distributions:
Class 1	1,261	10,585	5,224	63,483
Class 2	65	1,301	16	418
Shares redeemed:
Class 1	(8,635)	(41,923)	(22,670)	(50,601)
Class 2	(2,024)	(5,201)	(239)	(671)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	7,555	(19,987)	2,213	47,838
Total Increase (Decrease)	29,021	(71,991)	32,331	(77,789)

Net Assets
Beginning of period	72,157	144,148	128,404	206,193
End of period (including undistributed net investment income as set forth below)	$ 101,178	$ 72,157	$ 160,735	$ 128,404
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 282	$ 797	$ 1,213	$ 2,816

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,038	748	2,396	2,889
Class 2	30	40	3	6
Shares issued in reinvestment of dividends and distributions:
Class 1	74	489	596	4,551
Class 2	4	60	2	30
Shares redeemed:
Class 1	(554)	(2,017)	(2,809)	(3,574)
Class 2	(128)	(261)	(26)	(47)
Net Increase (Decrease)	464	(941)	162	3,855

(a)	Effective June 30, 2009, West Coast Equity Account changed its name to Principal Capital Appreciation Account.

See accompanying notes.

39

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

			SAM Conservative
Amounts in thousands	SAM Balanced Portfolio		Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 31,788	$ 23,443	$ 8,094	$ 3,871
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(7,973)	12,560	(3,530)	(1,312)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	120,422	(209,282)	21,570	(21,124)
Net Increase (Decrease) in Net Assets Resulting from Operations	144,237	(173,279)	26,134	(18,565)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(20,080)	(15,830)	(3,540)	(1,966)
Class 2	(4,062)	(6,681)	(447)	(942)
From net realized gain on investments:
Class 1	(15,098)	(49,181)	(1,600)	(3,514)
Class 2	(3,368)	(22,251)	(231)	(1,806)
Total Dividends and Distributions	(42,608)	(93,943)	(5,818)	(8,228)

Capital Share Transactions
Shares sold:
Class 1	271,287	259,925	72,314	74,332
Class 2	5,713	10,091	1,971	4,186
Shares issued in reinvestment of dividends and distributions:
Class 1	35,178	65,011	5,140	5,480
Class 2	7,430	28,932	678	2,748
Shares redeemed:
Class 1	(51,802)	(228,229)	(15,769)	(37,094)
Class 2	(31,181)	(61,240)	(6,070)	(11,061)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	236,625	74,490	58,264	38,591
Total Increase (Decrease)	338,254	(192,732)	78,580	11,798

Net Assets
Beginning of period	500,978	693,710	91,523	79,725
End of period (including undistributed net investment income as set forth below)	$ 839,232	$ 500,978	$ 170,103	$ 91,523
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 31,086	$ 23,440	$ 7,610	$ 3,872

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	22,108	17,161	7,400	6,691
Class 2	466	662	197	363
Shares issued in reinvestment of dividends and distributions:
Class 1	2,986	4,117	534	471
Class 2	634	1,844	71	238
Shares redeemed:
Class 1	(4,415)	(13,955)	(1,656)	(3,203)
Class 2	(2,602)	(4,078)	(640)	(1,015)
Net Increase (Decrease)	19,177	5,751	5,906	3,545

See accompanying notes.

40

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Conservative Growth
Amounts in thousands	Portfolio		SAM Flexible Income Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 6,731	$ 8,877	$ 10,399	$ 6,492
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(8,832)	12,159	(7,013)	(895)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	44,574	(121,996)	23,224	(24,636)
Net Increase (Decrease) in Net Assets Resulting from Operations	42,473	(100,960)	26,610	(19,039)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(5,635)	(5,962)	(5,703)	(5,083)
Class 2	(3,509)	(3,823)	(982)	(2,897)
From net realized gain on investments:
Class 1	(6,274)	(15,851)	(1,118)	(6,769)
Class 2	(4,190)	(10,940)	(214)	(4,017)
Total Dividends and Distributions	(19,608)	(36,576)	(8,017)	(18,766)

Capital Share Transactions
Shares sold:
Class 1	26,743	36,948	68,355	85,968
Class 2	5,689	12,556	2,024	5,367
Shares issued in reinvestment of dividends and distributions:
Class 1	11,909	21,813	6,821	11,852
Class 2	7,699	14,763	1,196	6,914
Shares redeemed:
Class 1	(27,537)	(123,153)	(32,456)	(88,904)
Class 2	(11,255)	(32,447)	(10,545)	(25,636)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	13,248	(69,520)	35,395	(4,439)
Total Increase (Decrease)	36,113	(207,056)	53,988	(42,244)

Net Assets
Beginning of period	173,972	381,028	124,751	166,995
End of period (including undistributed net investment income as set forth below)	$ 210,085	$ 173,972	$ 178,739	$ 124,751
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 6,637	$ 8,877	$ 9,997	$ 6,491

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	2,207	2,176	6,236	7,072
Class 2	470	768	183	409
Shares issued in reinvestment of dividends and distributions:
Class 1	1,026	1,230	640	968
Class 2	668	837	113	569
Shares redeemed:
Class 1	(2,308)	(6,893)	(3,025)	(6,710)
Class 2	(938)	(2,002)	(990)	(2,146)
Net Increase (Decrease)	1,125	(3,884)	3,157	162

See accompanying notes.

41

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	SAM Strategic Growth
Amounts in thousands	Portfolio		Short-Term Income Account
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ 3,226	$ 3,689	$ 1,897	$ 2,572
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(4,222)	685	(128)	(517)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	28,088	(68,603)	3,020	(1,805)
Net Increase (Decrease) in Net Assets Resulting from Operations	27,092	(64,229)	4,789	250

Dividends and Distributions to Shareholders
From net investment income:
Class 1	(1,995)	(2,252)	(3,839)	(1,997)
Class 2	(1,803)	(2,364)	(107)	(56)
From net realized gain on investments:
Class 1	(747)	(9,795)	–	–
Class 2	(736)	(11,094)	–	–
Total Dividends and Distributions	(5,281)	(25,505)	(3,946)	(2,053)

Capital Share Transactions
Shares sold:
Class 1	17,539	28,314	42,692	12,280
Class 2	6,699	8,092	924	1,056
Shares issued in reinvestment of dividends and distributions:
Class 1	2,742	12,047	3,839	1,997
Class 2	2,539	13,458	107	56
Shares redeemed:
Class 1	(10,170)	(99,810)	(10,371)	(50,741)
Class 2	(7,008)	(10,888)	(850)	(1,759)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	12,341	(48,787)	36,341	(37,111)
Total Increase (Decrease)	34,152	(138,521)	37,184	(38,914)

Net Assets
Beginning of period	93,169	231,690	39,637	78,551
End of period (including undistributed net investment income as set forth below)	$ 127,321	$ 93,169	$ 76,821	$ 39,637
Undistributed (Overdistributed) Net Investment Income (Loss)	$ 3,115	$ 3,687	$ 520	$ 2,568

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,427	1,568	17,335	4,898
Class 2	538	462	378	426
Shares issued in reinvestment of dividends and distributions:
Class 1	223	644	1,591	808
Class 2	207	724	44	23
Shares redeemed:
Class 1	(836)	(4,869)	(4,223)	(20,339)
Class 2	(556)	(630)	(347)	(712)
Net Increase (Decrease)	1,003	(2,101)	14,778	(14,896)

See accompanying notes.

42

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Amounts in thousands	SmallCap Growth Account II		SmallCap Value Account I
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
Operations
Net investment income (loss)	$ (448)	$ (551)	$ 1,126	$ 1,589
Net realized gain (loss) on investments, futures, swap agreements
and foreign currency transactions	(15,323)	(15,510)	(24,729)	(17,616)
Change in unrealized appreciation/depreciation of investments, futures,
swap agreements and translation of assets and liabilities in foreign currencies	34,472	(26,133)	42,813	(38,186)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,701	(42,194)	19,210	(54,213)

Dividends and Distributions to Shareholders
From net investment income:
Class 1	–	–	(2,623)	(1,414)
Class 2	–	–	(2)	(1)
From net realized gain on investments:
Class 1	–	–	–	(17,058)
Class 2	–	–	–	(19)
Total Dividends and Distributions	–	–	(2,625)	(18,492)

Capital Share Transactions
Shares sold:
Class 1	9,579	15,817	16,591	30,010
Class 2	158	533	7	36
Shares issued in reinvestment of dividends and distributions:
Class 1	–	–	2,623	18,472
Class 2	–	–	2	20
Shares redeemed:
Class 1	(9,483)	(19,686)	(18,500)	(38,084)
Class 2	(350)	(825)	(17)	(116)
Net Increase (Decrease) in Net Assets from Capital Share Transactions	(96)	(4,161)	706	10,338
Total Increase (Decrease)	18,605	(46,355)	17,291	(62,367)

Net Assets
Beginning of period	61,239	107,594	116,568	178,935
End of period (including undistributed net investment income as set forth below)	$ 79,844	$ 61,239	$ 133,859	$ 116,568
Undistributed (Overdistributed) Net Investment Income (Loss)	$ –	$ –	$ 92	$ 1,586

Increase (Decrease) in Capital Shares
Shares sold:
Class 1	1,308	1,848	1,879	2,519
Class 2	23	64	1	4
Shares issued in reinvestment of dividends and distributions:
Class 1	–	–	275	1,340
Class 2	–	–	–	1
Shares redeemed:
Class 1	(1,371)	(2,122)	(2,020)	(3,009)
Class 2	(49)	(98)	(2)	(9)
Net Increase (Decrease)	(89)	(308)	133	846

See accompanying notes.

43

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

1. Organization

Principal Variable Contracts Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. At December 31, 2009, the Fund consists of 40 Accounts. The financial statements for Diversified International Account, Equity Income Account, Income Account, LargeCap Blend Account II, LargeCap Growth Account, MidCap Blend Account, Money Market Account, Mortgage Securities Account, Principal Capital Appreciation Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, SmallCap Growth Account II, and SmallCap Value Account I, known as the “Accounts”, are presented herein.

On June 13, 2008 Principal Variable Contracts Fund, Inc. changed its name to Principal Variable Contracts Funds, Inc. In addition, the following Accounts had name changes:

Former Account Name Equity Income Account I Growth Account LargeCap Blend Account SmallCap Growth Account SmallCap Value Account

New Account Name Equity Income Account LargeCap Growth Account LargeCap Blend Account II SmallCap Growth Account II SmallCap Value Account I

On June 30, 2009, West Coast Equity Account changed its name to Principal Capital Appreciation Account.

Effective September 9, 2009, the initial purchase of $10,000 of Class 2 shares of MidCap Blend Account was made by Principal Management Corporation.

Effective October 23, 2009, MidCap Blend Account acquired all the assets and assumed all the liabilities of MidCap Stock Account pursuant to a plan of acquisition approved by shareholders on October 19, 2009. The purpose of the acquisition was to combine two accounts managed by Principal Management Corporation with similar investment objectives, principal policies, and risks. The acquisition was accomplished by a tax-free exchange of 7,504,000 shares from MidCap Stock Account for 2,261,000 shares valued at $67,957,000 of MidCap Blend Account at an approximate exchange rate of .30 for Class 1 and Class 2 shares. The investment securities of MidCap Stock Account, with a fair value of approximately $65,157,000 and a cost of $62,126,000 at October 23, 2009 were the primary assets acquired by MidCap Blend Account. For financial reporting purposes, assets received and shares issued by MidCap Blend Account were recorded at fair value; however, the cost basis of the investments received from MidCap Stock Account was carried forward to align ongoing reporting of MidCap Blend’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of MidCap Stock Account and MidCap Blend Account immediately prior to the acquisition were approximately $67,957,000 ($89,000 of accumulated realized losses and $3,031,000 of unrealized appreciation) and $310,953,000, respectively. The aggregate net assets of MidCap Blend Account immediately following the acquisition were $378,910,000.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the fiscal year for MidCap Blend Account, MidCap Blend Account’s pro forma results of operations for the year ended December 31, 2009, would have been $2,799,000 of net investment income, $94,857,000 of net realized and unrealized gain on investments, and $97,656,000 of net increase in net assets resulting from operations. Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of MidCap Stock Account that have been included in the MidCap Blend Account’s statement of operations since October 23, 2009.

All classes of shares for each of the Accounts represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by the Fund’s Board of Directors. In addition, the Board of Directors declares separate dividends on each class of shares.

44

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

1. Organization (Continued)

Temporary Guarantee Program for Money Market Funds. Following approval by the Board of Directors of Principal Variable Contracts Funds, Inc., Money Market Account submitted to the United States Department of Treasury an agreement to participate in the Temporary Guarantee Program for Money Market Funds (the “Program”).

The Program guaranteed Money Market Account shareholders that they would receive $1.00 per share they owned as of the close of business on September 19, 2008, or the number of shares held on the date the Account’s market based net asset value fell below $0.995 per share and Money Market Account liquidated, whichever was less. The program was subject to an overall limit of $50 billion for all money market funds participating in the Program. The Program did not cover investors who were not shareholders of Money Market Account on September 19, 2008.

The Program expired on September 18, 2009. The cost for participating in the initial three-month Program was 0.01% of the net assets of the Account as of September 19, 2008 and was borne by Money Market Account. An additional cost of .015% of the net assets of the Account as of September 19, 2008 was borne by Money Market Account to participate in the program through September 18, 2009. The cost for participating in the Program incurred during the period January 1, 2009 through September 18, 2009 is included in the statement of operations.

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio (collectively, the “SAM Portfolios”) invest in combinations of other series of Principal Variable Contracts Funds, Inc. and Principal Funds, Inc. (the “Underlying Funds”). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

The Accounts (with the exception of Money Market Account and SAM Portfolios) value securities for which market quotations are readily available at market value, which is determined using the last reported sale price. If no sales are reported, as is regularly the case for some securities traded over-the-counter, securities are valued using the last reported bid price or an evaluated bid price provided by a pricing service. Pricing services use electronic modeling techniques that incorporate security characteristics, market conditions and dealer-supplied valuations to determine an evaluated bid price. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to restricted securities, certain debt securities, preferred stocks and foreign securities, the investments are valued at their fair value as determined in good faith by Principal Management Corporation (the “Manager”) under procedures established and periodically reviewed by the Fund’s Board of Directors.

The value of foreign securities used in computing the net asset value per share is generally determined as of the close of the foreign exchange where the security is principally traded. Events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value are ordinarily not reflected in the account’s net asset value. If the Manager reasonably believes events that occur after the close of the applicable foreign market or exchange but prior to the calculation of the account’s net asset value will materially affect the value of a foreign security, then the security is valued at its fair value as determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors. Many factors are reviewed in the course of making a good faith determination of a security’s fair value, including, but not limited to, price movements in ADRs, futures contracts, industry indices, general indices and foreign currencies.

To the extent each account invests in foreign securities listed on foreign exchanges which trade on days on which the account does not determine net asset value, for example weekends and other customary national U.S. holidays, each account’s net asset value could be significantly affected on days when the shareholders cannot purchase or redeem shares.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price, which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the Accounts to value such securities at prices at which it is expected those shares may be sold, and the Manager or any sub-advisor is authorized to make such determinations subject to such oversight by the Fund’s Board of Directors as may occasionally be necessary.

45

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

2. Significant Accounting Policies (Continued)

Short-term securities purchased with less than 60 days until maturity are valued at amortized cost, which approximates market. Money Market Account values its securities at amortized cost as permitted under Rule 2a-7 of the Investment Company Act of 1940. Under the amortized cost method, a security is valued by applying a constant yield to maturity of the difference between the principal amount due at maturity and the cost of the security to the account.

Currency Translation. Foreign holdings are translated to U.S. dollars using the exchange rate at the daily close of the New York Stock Exchange. The identified cost of the account holdings is translated at approximate rates prevailing when acquired. Income and expense amounts are translated at approximate rates prevailing when received or paid, with daily accruals of such amounts reported at approximate rates prevailing at the date of valuation. Since the carrying amount of the foreign securities is determined based on the exchange rate and market values at the close of the period, it is not practicable to isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, and the difference between the amount of dividends and foreign withholding taxes recorded on the books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currencies arise from changes in the exchange rate relating to assets and liabilities, other than investments in securities, purchased and held in non-U.S. denominated currencies.

The following Account held securities denominated in currencies that exceeded 5% of net assets of the Account:

Diversified International Account

Euro	22.9%
British Pound	18.8
Japanese Yen	16.0
Swiss Franc	7.4
Canadian Dollar	5.7
United States Dollar	5.6
Australian Dollar	5.0

Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. Trade date for senior floating rate interests purchased in the primary market is considered the date on which the loan allocations are determined. Trade date for senior floating rate interests purchased in the secondary market is the date on which the transaction is entered into. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date, except dividend income from foreign securities whereby the ex-dividend date has passed; such dividends are recorded as soon as the Accounts are informed of the ex-dividend date. Interest income is recognized on an accrual basis. Discounts and premiums on securities are accreted/amortized over the lives of the respective securities. The Accounts allocate daily all income and realized and unrealized gains or losses to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class.

Expenses. Expenses directly attributed to an Account are charged to that Account. Other Account expenses not directly attributed to an Account are apportioned among the registered investment companies managed by the Manager.

Management fees are allocated daily to each class of shares based upon the relative proportion of the value of shares outstanding (number of settled shares outstanding for Money Market Account) of each class. Expenses specifically attributable to a particular class are charged directly to such class and are included separately in the statements of operations.

In addition to the expenses that each of the SAM Portfolios bear directly, each of the SAM Portfolios indirectly bear a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the SAM Portfolios may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the SAM Portfolios will vary. Expenses included in the statements of operations of the SAM Portfolios reflect the expenses of each SAM Portfolio and do not include any expenses associated with the Underlying Funds.

46

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

2. Significant Accounting Policies (Continued)

Dividends and Distributions to Shareholders. With respect to Money Market Account, all net investment income and any realized gains from investment transactions are declared as dividends daily to shareholders of record as of that day. Dividends and distributions to shareholders of the other accounts are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, mortgage-backed securities, certain defaulted securities, expiring capital loss carry forwards, certain preferred securities, returns of capital, amortization of premiums and discounts, futures contracts, consent distributions, sales of Passive Foreign Investment Companies, losses deferred due to wash sales, swap agreements, and foreign currency transactions. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

Real Estate Securities Account receives substantial distributions from holdings in Real Estate Investment Trusts (“REITs”). Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the Account. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates must be used in reporting the character of its income and distributions for financial statement purposes.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each account is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Accounts evaluate tax positions taken or expected to be taken in the course of preparing the Accounts’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the year ended December 31, 2009, the Accounts did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open to examine the Accounts’ U.S. tax returns filed for the fiscal years from 2006-2009. No examinations are in progress or anticipated at this time.

Foreign Taxes. Certain of the Accounts are subject to foreign income taxes imposed by certain countries in which they invest. Foreign income taxes are accrued by the Accounts as a reduction of income. These amounts are shown as withholding tax on foreign dividends on the statements of operations.

Gains realized upon disposition of certain foreign securities held by the Accounts may be subject to capital gains tax, payable prior to repatriation of sale proceeds. The tax is computed on certain net realized gains. Realized losses in excess of gains may be carried forward eight years to offset future gains. In addition, the Accounts accrue an estimated deferred tax liability for future gains on certain foreign securities. At December 31, 2009, Diversified International Account had no foreign tax refund receivable, no deferred tax liability, and an approximate capital loss carryforward of $695,000 that expires in 2017, relating to Indian securities.

Recent Accounting Pronouncements. On January 21, 2010, the FASB issued an ASU, Fair Value Measurements and Disclosures (Topic 820): Improving Disclosures about Fair Value Measurements which provides guidance on how investment assets and liabilities are to be valued and disclosed. Specifically, the amendment requires reporting entities to disclose i) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions ii) transfers between all levels (including Level 1 and Level 2) will be required to be disclosed on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfer and iii) purchases, sales, issuances and settlements must be shown on a gross basis in the Level 3 rollforward rather than as one net number. The effective date of the amendment is for interim and annual periods beginning after December 15, 2009 however, the requirement to provide the Level 3 activity for purchases, sales, issuances and settlements on a gross basis will be effective for interim and annual periods beginning after December 15, 2010. Management is evaluating the implications of the amendment to ASC 820 and the impact to the financial statements.

Subsequent Events. Management has evaluated events or transactions that may have occurred since December 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through February 17, 2010, the date the financial statements were issued.

47

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

3. Operating Policies

Futures Contracts. The Accounts are subject to equity price risk, interest rate risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives. The Accounts (with the exception of Money Market Account) may enter into futures contracts to hedge against changes in or to gain exposure to, change in the value of equities, interest rates and foreign currencies. Initial margin deposits are made by cash deposits or segregation of specific securities as may be required by the exchange on which the transaction was conducted. Pursuant to the contracts, an account agrees to receive from or pay to the broker, an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin” and are recorded by the account as a variation margin receivable or payable on futures contracts. During the period the futures contracts are open, daily changes in the value of the contracts are recognized as unrealized gains or losses. These unrealized gains or losses are included as a component of net unrealized appreciation (depreciation) of investments on the statements of assets and liabilities. When the contracts are closed, the Account recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the account’s cost basis in the contract. There is minimal counterparty credit risk to the Accounts because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Illiquid Securities. Illiquid securities generally cannot be sold or disposed of in the ordinary course of business (within seven calendar days) at approximately the value at which each of the Accounts has valued the investments. This may have an adverse effect on each of the Accounts’ ability to dispose of particular illiquid securities at fair market value and may limit each of the Accounts’ ability to obtain accurate market quotations for purposes of valuing the securities. Information regarding illiquid securities is included with footnote designations in the schedules of investments.

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Joint Trading Account. Certain of the Accounts may, pursuant to an exemptive order issued by the Securities and Exchange Commission, transfer uninvested funds into a joint trading account. The order permits the participating accounts’ cash balances to be deposited into a single joint account along with the cash of other registered investment companies managed by the Manager. These balances may be invested in one or more short-term instruments or repurchase agreements that are collateralized by U.S. government securities.

Line of Credit. Certain of the Accounts participate with other funds managed by the Manager in an unsecured joint line of credit with three banks which allow the participants to borrow up to $150 million, collectively. Borrowings are made solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each participant, based on its borrowings, at a rate equal to the Fed Funds Rate or LIBOR Rate plus 1.25%. Additionally, a commitment fee is charged at an annual rate of .125% on the amount of the line of credit. During the year ended December 31, 2009, Diversified International Account, Income Account, LargeCap Blend Account II, LargeCap Growth Account, MidCap Blend Account, Real Estate Securities Account, SmallCap Growth Account II, and SmallCap Value Account I each borrowed against the line of credit. The interest expense associated with these borrowings is included in other expenses on the statements of operations.

Mortgage Dollar Rolls. Certain of the Accounts have entered into mortgage-dollar-roll transactions, in which the Account sells mortgage-backed securities and simultaneously agrees to purchase similar securities in the future at a predetermined price. The proceeds of the securities sold in mortgage-dollar-roll transactions are invested in additional securities. The Account forgoes principal and interest paid on the securities, and is compensated by interest earned on the proceeds of the initial sale and by a lower price on the securities to be repurchased. The Accounts treat mortgage-dollar-roll transactions as purchases and sales; as such, these transactions may increase the Accounts' portfolio turnover ratio. Amounts to be received or paid in connection with open mortgage-dollar-rolls are included in Investment securities sold and Investment securities purchased on the statements of assets and liabilities.

Rebates. Subject to best execution, the Accounts may direct certain portfolio transactions to brokerage firms that, in turn, have agreed to rebate a portion of the related brokerage commission to the account in cash. Commission rebates are included as a component of realized gain from investment transactions in the statements of operations.

48

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

3. Operating Policies (Continued)

Repurchase Agreements. The Accounts may invest in repurchase agreements that are fully collateralized, typically by U.S. government or U.S. government agency securities. It is the Accounts’ policy that its custodian takes possession of the underlying collateral securities. The fair value of the collateral is at all times at least equal to the total amount of the repurchase obligation. In the event of default on the obligation to repurchase, the Accounts have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event the seller of a repurchase agreement defaults, the Accounts could experience delays in the realization of the collateral.

Restricted Securities. Certain of the Accounts may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included with footnote designations in the schedules of investments.

Senior Floating Rate Interests. The Accounts may invest in senior floating rate interests (bank loans). Senior floating rate interests hold the most senior position in the capital structure of a business entity (the “Borrower”), are typically secured by specific collateral and have a claim on the assets and/or stock of the Borrower that is senior to that held by subordinated debtholders and stockholders of the Borrower. Senior floating rate interests are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the senior floating rate interest. Senior floating rate interests are rated below-investment-grade, which means they are more likely to default than investment-grade loans. A default could lead to non-payment of income which would result in a reduction of income to the fund and there can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated.

Senior floating rate interests pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR) or the prime rate offered by one or more major United States banks.

Senior floating rate interests generally are subject to mandatory and/or optional prepayment. Because of these mandatory prepayment conditions and because there may be significant economic incentives for the Borrower to repay, prepayments of senior floating rate interests may occur. As a result, the actual remaining maturity of senior floating rate interests may be substantially less than stated maturities shown in the schedules of investments.

To Be Announced Securities. The Accounts may trade portfolio securities on a “to-be-announced” (“TBA”) or when-issued basis. In a TBA or when-issued transaction, the account commits to purchase or sell securities for which all specific information is not known at the time of the trade. Securities purchased on a TBA or when-issued basis are not settled until they are delivered to the account, normally 15 to 30 days later. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other portfolio securities. The value of the securities purchased on a TBA or when-issued basis are identified as such in each account’s schedule of investments.

U.S. Government Agencies or Government-Sponsored Enterprises. Certain of the Funds may invest in U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of, and in certain cases, guaranteed by, the U.S. Government or its agencies. The U.S. Government does not guarantee the net asset value of the Funds’ shares. Some U.S. Government securities such as treasury bills, note and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA”) are supported by the full faith and credit of the U.S. Government. Other securities, such as those of the Federal Home Loan Bank are supported by the right of the issuer to borrow from the U.S. Department of the Treasury. Still other securities, such as those of the Federal national Mortgage Association (“FNMA”) are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations.

Government related guarantors (those not backed by the full faith and credit of the United States Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC”). FNMA is a government sponsored corporation the common stock of which is owned entirely by private stockholders. FNMA purchases conventional residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to the timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates which are pass-thorough securities, each representing and undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Participation Certificates are not backed by the full faith and credit of the U.S. Government.

49

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

3. Operating Policies (Continued)

During 2008, the Federal Housing Finance Agency (“FHFA”) placed FNMA and FHLMC into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of FNMA and FHLMC and of any stockholder of FNMA and FHLMC. The U.S. Department of the Treasury then announced three additional steps taken by it in connection with the conservatorship. First, the U.S. Department of the Treasury entered into a Senior Preferred Stock Purchase Agreement with each of FNMA and FHLMC pursuant to which the U.S. Department of the Treasury will purchase up to an aggregate of $100 billion of each of FNMA and FHLMC to maintain a positive net worth in each enterprise. This agreement contains various covenants that severely limit each enterprise’s operations. In exchange for entering into these agreements, the U.S. Department of the Treasury received $1 billion of each enterprise’s senior preferred stock and warrants to purchase 79.9% of each enterprise’s common stock. Second, the U.S. Department of the Treasury announced the creation of a new secured lending facility which is available to each of FNMA and FHLMC as a liquidity backstop. Third, the U.S. Department of the Treasury announced the creation of a temporary program to purchase mortgage-backed securities issued by each of FNMA and FHLMC. Both the liquidity backstop and the mortgage-backed securities purchase program expired in December 2009. FNMA and FHLMC are continuing to operate as going concerns while in conservatorship and each remain liable for all of its obligations, including its guaranty obligations, associated with its mortgage-backed securities.

Derivatives. The following tables provide information about where in the statements of assets and liabilities and statements of operations information about derivatives can be found (amounts shown in thousands):

Derivatives not accounted for as hedging	Asset Derivatives December 31, 2009		Liability Derivatives December 31, 2009
instruments under Statement 133		Fair	Statement of Assets and	Fair
	Statement of Assets and Liabilities Location	Value	Liabilities Location	Value
LargeCap Blend Account II
Equity contracts	Payables, Net Assets Consist of Net unrealized	$12*
appreciation (depreciation) of investments
Short-Term Income Account
Interest rate contracts	Receivables, Net Assets Consist of Net unrealized	$124*
appreciation (depreciation) of investments
SmallCap Growth Account II
Equity contracts	Payables, Net Assets Consist of Net unrealized	$116*
appreciation (depreciation) of investments
SmallCap Value Account I
Equity contracts	Payables, Net Assets Consist of Net unrealized	$215*
appreciation (depreciation) of investments

*Includes cumulative unrealized appreciation/depreciation of futures contracts as shown in the schedules of investments. Only the portion of the unrealized appreciation/depreciation not yet cash settled is shown in the statements of assets and liabilities as variation margin.

50

NOTES TO FINANCIAL STATEMENTS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

3. Operating Policies (Continued)

Derivatives Not Accounted for		Realized Gain or (Loss) on	Change in Unrealized Appreciation or
as Hedging Instruments Under	Location of Gain or (Loss) On Derivatives	Derivatives Recognized in	(depreciation) of Derivatives
Statement 133	Recognized in Operations	Operations	Recognized in Operations
LargeCap Blend Account II
Equity contracts	Net realized gain (loss) from Futures	$673	$(7)
	contracts/Change in unrealized
	appreciation/depreciation of Futures contracts
Short-Term Income Account
Interest rate contracts	Net realized gain (loss) from Futures	$(185)	$210
	contracts/Change in unrealized
	appreciation/depreciation of Futures contracts
SmallCap Growth Account II
Equity contracts	Net realized gain (loss) from Futures	$834	$116
	contracts/Change in unrealized
	appreciation/depreciation of Futures contracts
SmallCap Value Account I
Equity contracts	Net realized gain (loss) from Futures	$1,079	$50
	contracts/Change in unrealized
	appreciation/depreciation of Futures contracts

Long equity futures contracts are used to obtain market exposure for the cash balances that are maintained by certain of the Accounts and the notional values of the futures contracts will vary in accordance with the changing cash balances. The level of derivative activity disclosed in the schedules of investments is representative of the level of derivative activity used in the Accounts throughout the year ended December 31, 2009.

4. Fair Value

Fair value is defined as the price that the Accounts would receive upon selling a security in a timely transaction to an independent buyer in the principal or most advantageous market of the security at the measurement date. In determining fair value, the Accounts use various valuation approaches, including market, income and/or cost approaches. A hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by requiring that the most observable inputs be used when available.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the Accounts. Unobservable inputs are inputs that reflect the Accounts own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 – Quoted prices are available in active markets for identical securities as of the reporting date. The type of securities included in Level 1 includes listed equities and listed derivatives.

Level 2 – Other significant observable inputs (including quoted prices for similar investments, interest rates, prepayments speeds, credit risk, etc.). Investments which are generally included in this category include corporate bonds, senior floating rate interests, and municipal bonds.

Level 3 – Significant unobservable inputs (including the Accounts’ assumptions in determining the fair value of investments). Investments which are generally included in this category include certain corporate bonds and certain mortgage backed securities.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the market place, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised by the Accounts in determining fair value is greatest for instruments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

51

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

4. Fair Value (Continued)

Fair value is a market based measure considered from the perspective of a market participant who holds the asset rather than an entity specific measure. Therefore, even when market assumptions are not readily available, the Account’s own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. The Accounts use prices and inputs that are current as of the measurement date.

Investments which are generally included in the Level 3 category are primarily valued using quoted prices from brokers and dealers participating in the market for these investments. These investments are classified as Level 3 investments due to the lack of market transparency and market corroboration to support these quoted prices. Valuation models may be used as the pricing source for other investments classified as Level 3. Valuation models rely on one or more significant unobservable inputs. Frequently, fair value of these investments is determined in good faith by the Manager under procedures established and periodically reviewed by the Fund’s Board of Directors.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those instruments. For example, short-term securities held in Money Market Account are valued using amortized cost, as permitted under 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of these securities, but because the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used as of December 31, 2009 in valuing the Accounts’ securities carried at value (amounts in thousands):

			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
Diversified International Account
Common Stocks
Basic Materials	$ 3,257		$ 42,743	$ 85	$ 46,085
Communications		2,197	22,092	—	24,289
Consumer, Cyclical		144	46,642	—	46,786
Consumer, Non-cyclical		1,590	53,703	—	55,293
Diversified		—	5,330	—	5,330
Energy		4,355	28,985	—	33,340
Financial		550	84,019	11	84,580
Industrial		—	32,613	—	32,613
Technology		892	20,733	—	21,625
Utilities		—	8,250	—	8,250
Preferred Stocks
Basic Materials		—	1,720	—	1,720
Communications		—	721	—	721
Financial		—	1,330	—	1,330
Utilities		—	143	—	143
Repurchase Agreements		—	3,790	—	3,790
	Total investments in securities $	12,985	$ 352,814	$ 96	$ 365,895

52

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
		December 31, 2009

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
Equity Income Account
Bonds	$ —		$ 1,165	$ —	$ 1,165
Common Stocks
Basic Materials		14,638	—	—	14,638
Communications		30,675	—	—	30,675
Consumer, Cyclical		54,727	—	—	54,727
Consumer, Non-cyclical		77,223	—	—	77,223
Energy		31,240	—	—	31,240
Financial		81,729	—	—	81,729
Industrial		48,863	—	—	48,863
Technology		32,652	—	—	32,652
Utilities		33,009	—	—	33,009
Preferred Stocks
Financial		—	4,223	—	4,223
Repurchase Agreements		—	8,702	—	8,702
U.S. Government & Government Agency Obligations		—	34	—	34
	Total investments in securities $	404,756	$ 14,124	$ —	$ 418,880

Income Account
Bonds	$ —		$ 136,624	$ 2,685	$ 139,309
Common Stocks
Energy		—	—	—	—
Convertible Bonds		—	3,709	—	3,709
Preferred Stocks
Government		—	42	—	42
Repurchase Agreements		—	3,101	—	3,101
Senior Floating Rate Interests		—	2,010	—	2,010
U.S. Government & Government Agency Obligations		—	49,762	—	49,762
	Total investments in securities $	—	$ 195,248	$ 2,685	$ 197,933

LargeCap Blend Account II
Common Stocks
Basic Materials	$ 7,633		$ —	$ —	$ 7,633
Communications		20,580	—	—	20,580
Consumer, Cyclical		15,254	—	—	15,254
Consumer, Non-cyclical		42,480	—	—	42,480
Energy		22,543	—	—	22,543
Financial		23,830	—	—	23,830
Industrial		19,304	—	—	19,304
Technology		22,531	—	—	22,531
Utilities		5,344	—	—	5,344
Convertible Preferred Stocks
Financial		—	392	—	392
Repurchase Agreements		—	1,985	—	1,985
	Total investments in securities $	179,499	$ 2,377	$ —	$ 181,876
Futures**	$ 12		$ —	$ —	$ 12

LargeCap Growth Account
Common Stocks*	$ 237,163		$ —	$ —	$ 237,163
Repurchase Agreements		—	5,340	—	5,340
	Total investments in securities $	237,163	$ 5,340	$ —	$ 242,503

53

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
		December 31, 2009

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
MidCap Blend Account
Common Stocks
Basic Materials	$ 10,681		$ 6,122	$ —	$ 16,803
Communications		56,065	—	—	56,065
Consumer, Cyclical		37,751	—	—	37,751
Consumer, Non-cyclical		93,018	—	—	93,018
Diversified		9,252	—	—	9,252
Energy		61,400	—	—	61,400
Financial		55,921	—	—	55,921
Industrial		13,374	—	—	13,374
Technology		19,335	—	—	19,335
Utilities		17,818	—	—	17,818
Repurchase Agreements		—	4,519	—	4,519
	Total investments in securities $	374,615	$ 10,641	$ —	$ 385,256

Money Market Account
Bonds	$ —		$ 8,423	$ —	$ 8,423
Certificate of Deposit		—	13,600	—	13,600
Commercial Paper		—	335,690	—	335,690
Common Stocks*		18,880	—	—	18,880
Municipal Bonds		—	7,620	—	7,620
U.S. Government & Government Agency Obligations		—	1,008	—	1,008
	Total investments in securities $	18,880	$ 366,341	$ —	$ 385,221

Mortgage Securities Account
Bonds	$ —		$ 53,770	$ —	$ 53,770
Repurchase Agreements		—	9,007	—	9,007
U.S. Government & Government Agency Obligations		—	172,334	—	172,334
	Total investments in securities $	—	$ 235,111	$ —	$ 235,111

Principal Capital Appreciation Account
Common Stocks*	$ 99,207		$ —	$ —	$ 99,207
Repurchase Agreements		—	1,402	—	1,402
	Total investments in securities $	99,207	$ 1,402	$ —	$ 100,609

Real Estate Securities Account
Common Stocks*	$ 160,233		$ —	$ —	$ 160,233
Repurchase Agreements		—	118	—	118
	Total investments in securities $	160,233	$ 118	$ —	$ 160,351

SAM Balanced Portfolio
Investment Companies	$ 839,328		$ —	$ —	$ 839,328
	Total investments in securities $	839,328	$ —	$ —	$ 839,328

SAM Conservative Balanced Portfolio
Investment Companies	$ 170,151		$ —	$ —	$ 170,151
	Total investments in securities $	170,151	$ —	$ —	$ 170,151

SAM Conservative Growth Portfolio
Investment Companies	$ 210,155		$ —	$ —	$ 210,155
	Total investments in securities $	210,155	$ —	$ —	$ 210,155

54

	NOTES TO FINANCIAL STATEMENTS
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
		December 31, 2009

4. Fair Value (Continued)
			Level 2 - Other
		Level 1 - Quoted	Significant Observable	Level 3 - Significant
Account		Prices	Inputs	Unobservable Inputs Totals (Level 1,2,3)
SAM Flexible Income Portfolio
Investment Companies	$ 178,552		$ —	$ —	$ 178,552
	Total investments in securities $	178,552	$ —	$ —	$ 178,552

SAM Strategic Growth Portfolio
Investment Companies	$ 127,335		$ —	$ —	$ 127,335
	Total investments in securities $	127,335	$ —	$ —	$ 127,335

Short-Term Income Account
Bonds	$ —		$ 67,184	$ 94	$ 67,278
Repurchase Agreements		—	1,726	—	1,726
U.S. Government & Government Agency Obligations		—	5,544	—	5,544
	Total investments in securities $	—	$ 74,454	$ 94	$ 74,548
Futures**	$ 124		$ —	$ —	$ 124

SmallCap Growth Account II
Common Stocks
Basic Materials	$ 1,758		$ —	$ —	$ 1,758
Communications		10,822	224	—	11,046
Consumer, Cyclical		11,251	—	—	11,251
Consumer, Non-cyclical		22,485	—	11	22,496
Diversified		3	—	—	3
Energy		3,126	—	—	3,126
Financial		3,267	—	—	3,267
Industrial		8,915	—	—	8,915
Technology		14,824	—	—	14,824
Utilities		44	—	—	44
Repurchase Agreements		—	1,158	—	1,158
	Total investments in securities $	76,495	$ 1,382	$ 11	$ 77,888
Futures**	$ 116		$ —	$ —	$ 116

SmallCap Value Account I
Common Stocks*	$ 127,585		$ —	$ —	$ 127,585
Repurchase Agreements		—	2,932	—	2,932
	Total investments in securities $	127,585	$ 2,932	$ —	$ 130,517
Futures**	$ 215		$ —	$ —	$ 215

*For additional detail regarding sector classifications, please see the Schedules of Investments.

**Futures, foreign currency contracts, and swap agreements are valued at the unrealized appreciation/depreciation on the instrument.

55

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

4. Fair Value (Continued)

The changes in investments measured at fair value for which the Accounts’ have used level 3 inputs to determine fair value are as follows (amounts in thousands):

Transfers
	Value			Change in		In and/or	Value
	December	Accrued	Realized	Unrealized	Net	Out of	December
Account	31, 2008	Discounts/Premiums Gain/(Loss) Gain/(Loss) Purchases/Sales				Level 3	31, 2009
Diversified International Account
Common Stocks
Basic Materials	$ —	$ —	$ —	$ 9	$ 76	$ —	$ 85
Communications	2,623	—	—	—	—	(2,623)	—
Financial	—	—	—	11	—	—	11
Industrial	1,589	—	—	—	—	(1,589)	—
Utilities	2	—	(21)	29	(10)	—	—
Total	$ 4,214	$ —	$ (21)	$ 49	$ 66	$ (4,212)	$ 96

Income Account
Bonds	$ 774	$ 22	$ —	$ 389	$ 1,500	$ —	$ 2,685
Total	$ 774	$ 22	$ —	$ 389	$ 1,500	$ —	$ 2,685

Short-Term Income Account
Bonds	$ —	$ —	$ —	$ 22	$ (12)	$ 84	$ 94
Total	$ —	$ —	$ —	$ 22	$ (12)	$ 84	$ 94

SmallCap Growth Account II
Common Stocks
Consumer, Non-cyclical	$ —	$ —	$ 1	$ 3	$ 7	$ —	$ 11
Total	$ —	$ —	$ 1	$ 3	$ 7	$ —	$ 11

5. Management Agreement and Transactions with Affiliates

Management Services. The Fund has agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each account’s average daily net assets. The annual rate paid by the SAM Portfolios is based upon the aggregate average daily net assets (“aggregate net assets”) of the SAM Portfolios. The investment advisory and management fee schedule for the SAM Portfolios is 0.25% of aggregate net assets up to the first $1 billion and 0.20% of aggregate net assets over $1 billion. The annual rates used in this calculation for each of the other Accounts are as follows:

		Net Assets of Accounts (in millions)
					Over
	First $100	Next $100	Next $100	Next $100	$400
Equity Income Account	0.60%	0.55%	0.50%	0.45%	0.40%
MidCap Blend Account	0.65	0.60	0.55	0.50	0.45
Money Market Account	0.50	0.45	0.40	0.35	0.30
Real Estate Securities Account	0.90	0.85	0.80	0.75	0.70
SmallCap Growth Account II	1.00	0.95	0.90	0.85	0.80
SmallCap Value Account I	1.10	1.05	1.00	0.95	0.90

		Net Assets of Accounts (in millions)
					Over
	First $250	Next $250	Next $250	Next $250	$1,000
Diversified International Account	0.85%	0.80%	0.75%	0.70%	0.65%
LargeCap Blend Account II	0.75	0.70	0.65	0.60	0.55

56

			NOTES TO FINANCIAL STATEMENTS
		PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
			December 31, 2009

5. Management Agreement and Transactions with Affiliates (Continued)

	Net Assets of Account
		(in millions)
	First	Next	Over
	$200	$300	$500
Short-Term Income Account	0.50%	0.45%	0.40%

	Net Assets of Account					Net Assets of Account
	(in millions)					(in millions)
				First	Next	Next $1	Next $1	Over $3
	First $500 Over $500			$500	$500	billion	billion	billion
Principal Capital			LargeCap Growth
Appreciation Account	.625%	.50%	Account	0.68%	0.63%	0.61%	0.56%	0.51%

	Net Assets of Accounts
	First $2	Over $2
	billion	billion
Income Account	.50%	.45%
Mortgage Securities Account	.50	.45

Effective July 1, 2009, the Manager has contractually agreed to limit the Account’s management and investment advisory fees for certain of the Accounts through the period ended April 30, 2011. The expense limit will reduce the Account’s management and investment advisory fees by the following amounts:

LargeCap Blend Account II	0.018%
SmallCap Growth Account II	0.020
SmallCap Value Account I	0.020

The Manager has contractually agreed to limit the expenses (excluding interest the Accounts incur in connection with investments they make) for certain classes of shares of certain of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below certain limits. The limits are expressed as a percentage of average daily net assets attributable to each class of shares on an annualized basis during the reporting period. The operating expense limits are as follows:

	From January 1, 2009 through December 31, 2009
	Class 1	Class 2	Expiration
SmallCap Value Account I	0.99%	1.24%	April 30, 2010

* Prior to July 1, 2009, the operating expense limit for SmallCap Value Account I was 1.01% for Class 1 and 1.26% for Class 2.

In addition, the Manager has voluntarily agreed to limit Money Market Account’s expenses to the extent necessary to maintain a 0% yield. The voluntary limit may be terminated at any time.

Distribution and Shareholder Servicing Fees. Class 2 shares of the Accounts bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to Class 2 shares of each of the Accounts. Distribution fees are paid to Principal Funds Distributor, Inc., the principal underwriter, a portion may be paid to other selling dealers for providing certain services. The annual rate for Class 2 shares is .25%.

Effective March 1, 2009, Principal Funds Distributor, Inc. has voluntarily agreed to limit Money Market Account’s distribution fees attributable to Class 2 shares of Money Market Account. The limit will maintain the level of distribution fees not to exceed 0% for Class 2 shares. The limit may be terminated at any time.

57

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

5. Management Agreement and Transactions with Affiliates (Continued)

Affiliated Ownership. At December 31, 2009, Principal Life Insurance Company (an affiliate of the Manager) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned shares of the Accounts as follows (amounts in thousands):

	Class 1		Class 1
Diversified International Account	23,220	SAM Balanced Portfolio	42,826
Equity Income Account	12,874	SAM Conservative Balanced Portfolio	12,984
LargeCap Blend Account II	27,487	SAM Conservative Growth Portfolio	4,272
LargeCap Growth Account	6,434	SAM Flexible Income Portfolio	11,063
MidCap Blend Account	10,159	SAM Strategic Growth Portfolio	2,843
Money Market Account	365,015	Short-Term Income Account	10,679
Mortgage Securities	1,438	SmallCap Growth II Account	5,265
Principal Capital Appreciation Account	243	SmallCap Value I Account	9,713
Real Estate Securities Account	9,589

Affiliated Brokerage Commissions. The Accounts did not pay brokerage commissions to any member of the Principal Financial Group during the year ended December 31, 2009. Brokerage commissions were paid to affiliates of sub-advisors as follows (in thousands):

Year Ended
December 31, 2009
SmallCap Growth Account II	$1

6. Investment Transactions

For the year ended December 31, 2009, the cost of investment securities purchased and proceeds from investment securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales
Diversified International Account	$ 324,794	$ 317,623	SAM Balanced Portfolio	$ 246,754	$ 19,928
Equity Income Account	181,453	148,066	SAM Conservative Balanced Portfolio	72,309	11,555
Income Account	79,191	33,153	SAM Conservative Growth Portfolio	22,587	21,744
LargeCap Blend Account II	125,742	140,925	SAM Flexible Income Portfolio	66,332	28,850
LargeCap Growth Account	196,482	168,182	SAM Strategic Growth Portfolio	19,315	8,439
MidCap Blend Account	71,409	82,360	Short-Term Income Account	43,868	12,528
Mortgage Securities Account	102,307	36,450	SmallCap Growth Account II	84,011	85,245
Principal Capital Appreciation Account	26,731	18,694	SmallCap Value Account I	83,122	84,061
Real Estate Securities Account	80,168	73,201

For the year ended December 31, 2009, the cost of U.S. government securities purchased and proceeds from U.S. government securities sold (not including short-term investments) by the Accounts were as follows (amounts shown in thousands):

	Purchases	Sales		Purchases	Sales
Income Account	$ 13,211	$ 4,503	Short-Term Income Account	$ 4,120	$ 130
Mortgage Securities Account	14,622	2,925	SmallCap Value Account I	–	116

58

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

7. Federal Tax Information

Distributions to Shareholders. The federal income tax character of distributions paid for the years ended December 31, 2009 and December 31, 2008 were as follows (amounts in thousands):

			Long-Term
	Ordinary Income		Capital Gain*		Return of Capital		Section 1250 Gain
	2009	2008	2009	2008	2009	2008	2009	2008
Diversified International Account	$ 14,747 $	32,412	$ – $	76,228	$ – $	–	$ – $	–
Equity Income Account	20,717	20,200	–	25,508	–	–	–	–
Income Account	17,680	11,335	152	208	–	–	–	–
LargeCap Blend Account II	3,023	15,975	–	84,558	–	–	–	–
LargeCap Growth Account	1,449	1,456	–	–	22	–	–	–
MidCap Blend Account	2,392	7,072	14,827	40,117	–	–	–	–
Money Market Account	1,057	8,668	–	–	–	–	–	–
Mortgage Securities Account	15,705	12,314	–	–	–	–	–	–
Principal Capital Appreciation Account	1,326	1,572	–	10,314	–	–	–	–
Real Estate Securities Account	5,240	5,194	–	58,377	–	–	–	330
SAM Balanced Portfolio	24,142	22,940	18,466	71,003	–	–	–	–
SAM Conservative Balanced Portfolio	4,356	3,089	1,462	5,139	–	–	–	–
SAM Conservative Growth Portfolio	8,970	9,785	10,638	26,791	–	–	–	–
SAM Flexible Income Portfolio	6,893	8,007	1,124	10,759	–	–	–	–
SAM Strategic Growth Portfolio	3,798	4,616	1,483	20,889	–	–	–	–
Short-Term Income Account	3,946	2,053	–	–	–	–	–	–
SmallCap Value Account I	2,625	5,981	–	12,511	–	–	–	–

*The accounts designate these distributions as long-term capital gain dividends per IRC code Sec. 852(b)(3)(C).

For U.S. federal income tax purposes, short-term capital gain distributions are considered ordinary income distributions.

59

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

7. Federal Tax Information (Continued)

Distributable Earnings. As of December 31, 2009, the components of distributable earnings on a federal income tax basis were as follows (amounts in thousands):

Undistributed
Ordinary Income
Diversified International Account	$ 359
Equity Income Account	3,099
Income Account	2,295
LargeCap Blend Account II	2,360
MidCap Blend Account	4,071
Mortgage Securities Account	1,734
Principal Capital Appreciation Account	282
Real Estate Securities Account	1,212
SAM Balanced Portfolio	31,086
SAM Conservative Balanced Portfolio	7,610
SAM Conservative Growth Portfolio	6,638
SAM Flexible Income Portfolio	9,997
SAM Strategic Growth Portfolio	3,115
Short-Term Income Account	520
SmallCap Value Account I	70

As of December 31, 2009, LargeCap Growth Account, Money Market Account and SmallCap Growth Account II had no distributable earnings on a federal income tax basis.

Capital Loss Carryforwards. For federal income tax purposes, capital loss carryforwards are losses that can be used to offset future capital gains of an account. At December 31, 2009, the following Accounts had approximate net capital loss carryforwards as follows (amounts in thousands):

		Net Capital Loss Carryforward Expiring In:
										Annual
	2010	2011	2012	2013	2014	2015	2016	2017	Total	Limitations*
Diversified International Account	$ – $	– $	– $	– $	– $	– $ 57,765 $ 99,463 $ 157,228 $				–
Equity Income Account	–	–	–	–	–	–	46,356	62,643	108,999	–
Income Account	–	–	–	–	–	–	–	2,836	2,836	–
LargeCap Blend Account II	–	–	–	–	–	–	18,641	34,681	53,322	–
LargeCap Growth Account	18,104	12,160	–	1,468	–	–	15,047	51,553	98,332	12,160
MidCap Blend Account	–	–	–	–	–	–	–	6,973	6,973	–
Money Market Account	–	–	–	–	–	–	298	4	302	–
Mortgage Securities Account	–	1,673	1,119	782	1,308	436	608	434	6,360	–
Principal Capital Appreciation Account	–	–	–	–	–	–	120	9	129	–
Real Estate Securities Account	–	–	–	–	–	–	16,384	39,227	55,611	–
SAM Balanced Portfolio	–	–	–	–	–	–	–	2,143	2,143	–
SAM Conservative Balanced Portfolio	–	–	–	–	–	–	–	114	114	–
SAM Conservative Growth Portfolio	–	–	–	–	–	–	173	4,565	4,738	936
SAM Flexible Income Portfolio	–	–	–	–	–	–	–	2,039	2,039	–
SAM Strategic Growth Portfolio	–	–	–	–	–	–	–	988	988	–
Short-Term Income Account	–	112	85	–	42	43	617	70	969	–
SmallCap Growth Account II	20,647	–	7,505	–	–	–	9,450	21,145	58,747	1,977
SmallCap Value Account I	–	–	–	–	–	–	11,809	28,946	40,755	–

* In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Account’s losses have been subjected to an annual limitation.

As of December 31, 2009, LargeCap Growth Account and Short-Term Income Account had $9,548,000 and $35,000 in expired capital loss carryforwards, respectively. No Funds utilized any capital loss carryforward during the period.

60

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009

7. Federal Tax Information (Continued)

Post-October Losses. Post-October losses are certain capital and foreign currency losses which occur during the portion of a regulated investment company’s taxable year subsequent to October 31. These losses have been deferred until the first day of the next taxable year. At December 31, 2009, the Accounts had approximate post-October losses as follows (amounts in thousands):

Diversified International Account	$ 936
LargeCap Growth Account	1,111
Mortgage Securities Account	72
SAM Balanced Portfolio	42
SAM Conservative Balanced Portfolio	5
SAM Conservative Growth Portfolio	198
SAM Flexible Income Portfolio	8
SAM Strategic Growth Portfolio	113
SmallCap Growth Account II	4
SmallCap Value Account I	346

61

     Schedule of Investments Diversified International Account

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (97.71%)			COMMON STOCKS (continued)
Advertising Services (0.33%)			Auto/Truck Parts & Equipment - Original (1.92%)
Aegis Group PLC	72,393 $	140	Aisin Seiki Co Ltd	58,000 $	1,676
Publicis Groupe SA	26,091	1,062	Denso Corp	43,200	1,306
		1,202	GKN PLC (a)	37,512	70
			Keihin Corp	7,800	117
Aerospace & Defense (0.08%)
Meggitt PLC	31,053	130	Koito Manufacturing Co Ltd	7,991	128
MTU Aero Engines Holding AG	2,989	163	Stanley Electric Co Ltd	53,700	1,090
		293	Sumitomo Electric Industries Ltd	107,500	1,340
			Valeo SA (a)	37,812	1,324
Agricultural Chemicals (0.50%)					7,051
Syngenta AG	6,482	1,832
			Batteries & Battery Systems (0.06%)
Agricultural Operations (0.21%)			Simplo Technology Co Ltd	38,500	228
Golden Agri-Resources Ltd - Warrants (a)	170,932	17
Golden Agri-Resources Ltd (a)	2,054,052	741	Beverages - Non-Alcoholic (0.09%)
		758	Britvic PLC	13,937	91
			Fomento Economico Mexicano SAB de CV
Airlines (0.08%)			ADR	5,297	254
Air China Ltd (a)	198,000	154			345
easyJet PLC (a)	12,747	72
			Beverages - Wine & Spirits (0.03%)
Norwegian Air Shuttle AS (a)	3,100	61
			Davide Campari-Milano SpA	10,653	111
		287
Apparel Manufacturers (0.19%)			Brewery (1.80%)
Gildan Activewear (a)	29,100	713	Anheuser-Busch InBev NV	30,896	1,601
			Carlsberg A/S	14,098	1,039
Appliances (0.53%)			Cia de Bebidas das Americas ADR	5,332	539
Arcelik AS (a)	49,005	193	Kirin Holdings Co Ltd	78,000	1,251
Electrolux AB	70,359	1,657	SABMiller PLC	74,138	2,179
Indesit Co SpA (a)	7,087	79			6,609
		1,929
			Broadcasting Services & Programming (0.03%)
Applications Software (0.35%)			Promotora de Informaciones SA (a)	20,199	100
Check Point Software Technologies Ltd (a)	6,254	212
Sage Group PLC	299,080	1,059	Building - Heavy Construction (0.78%)
		1,271	Daelim Industrial Co Ltd (a)	5,641	401
			NCC AB	9,079	149
Audio & Video Products (0.06%)
			Nippo Corp	8,996	64
Alpine Electronics Inc (a)	5,900	63
			Obrascon Huarte Lain SA	3,808	103
Skyworth Digital Holdings Ltd	152,000	156
			SHO-BOND Holdings Co Ltd	4,000	66
		219
			Tecnicas Reunidas SA	2,111	122
Auto - Car & Light Trucks (3.34%)			Trevi Finanziaria SpA	5,184	82
Bayerische Motoren Werke AG	31,333	1,439	Vinci SA	33,191	1,869
Dongfeng Motor Group Co Ltd	229,920	328			2,856
Honda Motor Co Ltd	92,700	3,147
			Building - Maintenance & Service (0.20%)
Hyundai Motor Co	4,077	422
			Babcock International Group	75,192	721
Kia Motors Corp (a)	13,180	226
Nissan Motor Co Ltd (a)	230,000	2,022	Building - Residential & Commercial (0.44%)
Renault SA (a)	29,773	1,529	Desarrolladora Homex SAB de CV ADR (a)	4,296	144
Suzuki Motor Corp	24,400	601	Persimmon PLC (a)	112,913	854
Tata Motors Ltd	17,895	302	Taylor Wimpey PLC (a)	1,005,428	630
Toyota Motor Corp	53,133	2,241			1,628
		12,257

See accompanying notes

62

     Schedule of Investments Diversified International Account

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)

Building & Construction - Miscellaneous (0.51%)			Chemicals - Specialty (continued)

Hochtief AG	17,472 $	1,332	Rhodia SA (a)	31,146 $	556

Leighton Holdings Ltd	12,530	425			1,362

YIT OYJ	5,649	117
			Circuit Boards (0.31%)

		1,874	Ibiden Co Ltd	23,700	850

Building & Construction Products -			Tripod Technology Corp	88,000	297

Miscellaneous (0.04%)					1,147
Sika AG	85	132
			Coal (0.37%)

Building Products - Cement & Aggregate (0.55%)			Banpu Public Co Ltd	16,100	279

Holcim Ltd (a)	25,824	2,008	China Shenhua Energy Co Ltd	107,000	519

			Grande Cache Coal Corp (a)	23,800	122

Building Products - Doors & Windows (0.40%)			MacArthur Coal Ltd	11,954	120

Asahi Glass Co Ltd	153,000	1,456	Yanzhou Coal Mining Co Ltd	139,999	306

					1,346
Building Products - Wood (0.07%)

Duratex SA	28,480	265	Commercial Banks (11.64%)
			ABSA Group Ltd	15,708	273

Capacitors (0.03%)			Alpha Bank AE (a)	93,164	1,088

Nippon Chemi-Con Corp (a)	27,294	100	Asya Katilim Bankasi AS (a)	45,036	104

			Australia & New Zealand Banking Group Ltd	103,274	2,107

Casino Hotels (0.06%)			Banco Bilbao Vizcaya Argentaria SA	167,542	3,056

Genting Bhd	104,600	223	Banco do Brasil SA	24,154	412

			Banco Santander SA	310,068	5,128
Cellular Telecommunications (1.90%)
			Bangkok Bank Public Co	18,900	66
America Movil SAB de CV ADR	24,636	1,157
			Bank Mandiri Tbk PT	726,000	358
China Mobile Ltd	72,285	672
			Bank of China Ltd	1,426,000	766
Mobile Telesystems OJSC ADR	5,414	265
			Bank of Communications Co Ltd	284,000	327
MTN Group Ltd	18,403	294
			Bank of Montreal	37,300	1,987
NTT DoCoMo Inc	1,182	1,650
			Bank of Yokohama Ltd/The	267,000	1,218
Taiwan Mobile Co Ltd	123,000	240
			Bank Pekao SA (a)	4,985	280
Vimpel-Communications ADR	14,582	271
			Bank Rakyat Indonesia	415,000	334
Vivo Participacoes SA ADR (a)	10,086	313
			BOC Hong Kong Holdings Ltd	465,000	1,045
Vodafone Group PLC	907,872	2,102
			Busan Bank	23,780	284
		6,964
			Canadian Western Bank	5,500	115

Chemicals - Diversified (1.36%)			Chiba Bank Ltd/The	162,000	969

Akzo Nobel NV	28,469	1,889	China Construction Bank Corp	1,021,183	872

BASF SE	41,063	2,577	DBS Group Holdings Ltd	165,000	1,795

Hanwha Chem Corp	19,860	229	DnB NOR ASA	169,644	1,836

Nippon Kayaku Co Ltd	12,791	116	Hang Seng Bank Ltd	39,740	585

Nippon Soda Co Ltd	22,506	81	HDFC Bank Ltd ADR	2,261	294

Nippon Synthetic Chemical Industry Co			ICICI Bank Ltd ADR	6,790	256
Ltd/The	13,000	100
			Industrial and Commercial Bank of China Ltd	1,296,000	1,067
		4,992
			Intesa Sanpaolo SpA (a)	396,499	1,786

Chemicals - Fibers (0.02%)			Jyske Bank A/S (a)	2,139	83

Kolon Industries Inc (b)	2,300	85	KBC Groep NV (a)	23,074	992

			Korea Exchange Bank	20,060	249
Chemicals - Specialty (0.37%)
			Laurentian Bank of Canada	2,100	86
Daicel Chemical Industries Ltd	119,000	699
			Malayan Banking Bhd	129,800	259
Lintec Corp	5,310	107
			Marfin Popular Bank Public Co Ltd	24,574	80

			National Bank of Greece SA (a)	54,617	1,404

See accompanying notes

63

Schedule of Investments
Diversified International Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Commercial Banks (continued)			Diversified Banking Institutions (continued)
Nedbank Group Ltd	13,371 $	225	Societe Generale	25,966 $	1,806
OTP Bank PLC (a)	13,116	376			22,448
Oversea-Chinese Banking Corp Ltd	204,000	1,314
			Diversified Financial Services (0.11%)
Powszechna Kasa Oszczednosci Bank Polski			Challenger Financial Services Group Ltd	25,745	97
SA	15,555	205
			E.Sun Financial Holding Co Ltd (a)	219,000	91
Royal Bank of Canada	53,500	2,878
			Irish Life & Permanent PLC (a)	17,572	83
Sberbank of Russian Federation	251,004	690
			Woori Finance Holdings Co Ltd (a)	9,820	116
Siam Commercial Bank Public (b)	31,300	81
					387
Standard Chartered PLC	107,527	2,714
State Bank of India Ltd	2,875	283	Diversified Manufacturing Operations (0.75%)
Sumitomo Mitsui Financial Group Inc	26,100	749	Aalberts Industries NV	8,021	115
Swedbank AB (a)	72,600	716	Charter International PLC	70,279	814
Sydbank A/S (a)	3,678	94	Cookson Group PLC (a)	14,380	97
Turkiye Garanti Bankasi AS	96,784	411	Invensys PLC	176,467	849
Turkiye Halk Bankasi AS	44,952	358	NKT Holding A/S (a)	1,862	104
		42,655	Tomkins Plc	245,621	763
					2,742
Computer Services (0.77%)
Atos Origin SA (a)	8,630	396	Diversified Minerals (3.91%)
CGI Group Inc (a)	106,500	1,446	Anglo American PLC (a)	49,143	2,128
Infosys Technologies Ltd ADR	12,300	680	Anglo American PLC (a)	7,138	307
Tata Consultancy Services Ltd	17,984	290	BHP Billiton Ltd	143,104	5,483
		2,812	BHP Billiton PLC	37,365	1,191
			Pan Australian Resources Ltd (a)	259,774	131
Computers (0.16%)
			Tek Cominco Limited (a)	52,900	1,858
Compal Electronics Inc	22,608	31
			Xstrata PLC	181,508	3,237
Foxconn Technology Co Ltd	50,000	193
					14,335
Lenovo Group Ltd	602,000	373
		597	Diversified Operations (1.45%)
			First Pacific Co	112,000	68
Computers - Memory Devices (0.30%)
			Hutchison Whampoa Ltd	149,000	1,019
TDK Corp	18,200	1,113
			Imperial Holdings Ltd	8,265	99
Computers - Peripheral Equipment (0.06%)			LG Corp	6,123	382
Lite-On Technology Corp	150,750	227	Mitie Group PLC	15,453	57
			Noble Group Ltd	942,200	2,163
Diagnostic Kits (0.02%)			Shanghai Industrial Holdings Ltd	63,000	320
DiaSorin SpA	1,768	63	Tongaat Hulett Ltd	6,795	91
			Wharf Holdings Ltd	197,000	1,131
Distribution & Wholesale (0.34%)					5,330
Inchcape PLC (a)	2,574,898	1,227
			E-Commerce - Services (0.02%)
Diversified Banking Institutions (6.12%)			Rightmove PLC	9,083	74
Barclays PLC	551,219	2,428
BNP Paribas	36,370	2,887	Electric - Integrated (1.65%)
Credit Agricole SA	77,581	1,363	Atco Ltd	2,900	128
Credit Suisse Group AG	56,037	2,778	Empresa Nacional de Electricidad SA/Chile	120,835	205
Deutsche Bank AG	33,183	2,360	Enel SpA	371,123	2,150
HSBC Holdings PLC	593,855	6,774	Iride SpA	28,749	55
Julius Baer Group Ltd	21,410	753	Okinawa Electric Power Co Inc/The	800	43
Mitsubishi UFJ Financial Group Inc	263,500	1,299	Public Power Corp SA (a)	44,445	825
			Reliance Infrastructure Ltd	8,555	210
			RWE AG	24,677	2,415

See accompanying notes

64

Schedule of Investments
Diversified International Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electric - Integrated (continued)			Enterprise Software & Services (continued)
TGC-2 (a)(c)	1,600 $	-	Temenos Group AG (a)	3,972 $	103
		6,031	Totvs SA	2,500	169
					1,612
Electric - Transmission (0.21%)
Terna Rete Elettrica Nazionale SpA	181,518	781	E-Services - Consulting (0.02%)
			Atea ASA	8,800	76
Electric Products - Miscellaneous (0.28%)
Legrand SA	19,714	549	Finance - Investment Banker & Broker (0.35%)
LG Electronics Inc	4,677	488	BinckBank NV	5,544	99
		1,037	Close Brothers Group PLC	7,718	86
			KGI Securities Co Ltd (a)(d)	12,603	150
Electronic Components - Miscellaneous (1.83%)
Alps Electric Co Ltd (a)	18,600	109	Mediobanca SpA - Warrants (a)(c)	68,568	11
AU Optronics Corp	209,630	251	Mediobanca SpA (a)	71,996	856
Chemring Group PLC	2,847	134	Tullett Prebon PLC	16,116	72
CMK Corp/Japan	13,600	99			1,274
Hon Hai Precision Industry Co Ltd	224,470	1,050	Finance - Leasing Company (0.27%)
LG Display Co Ltd	7,260	245	ORIX Corp	14,400	981
Murata Manufacturing Co Ltd	35,900	1,792
Nippon Electric Glass Co Ltd	91,000	1,253	Finance - Other Services (0.04%)
SMK Corp	14,000	81	IG Group Holdings PLC	14,665	90
Toshiba Corp	302,000	1,677	London Stock Exchange Group PLC	5,623	65
		6,691			155
Electronic Components - Semiconductors (1.47%)			Fisheries (0.44%)
Elpida Memory Inc (a)	54,800	894	Marine Harvest (a)	1,073,000	780
Epistar Corp	61,000	228	Nippon Suisan Kaisha Ltd	29,700	84
Hynix Semiconductor Inc (a)	11,150	222	Toyo Suisan Kaisha Ltd	32,000	738
Infineon Technologies AG (a)	191,339	1,065			1,602
Megachips Corp	3,200	45	Food - Dairy Products (0.27%)
Samsung Electronics Co Ltd	2,828	1,939	China Mengniu Dairy Co Ltd (a)	79,000	281
Shinko Electric Industries Co Ltd	68,000	990	Morinaga Milk Industry Co Ltd	17,000	67
		5,383	Yakult Honsha Co Ltd	21,700	657
Electronic Connectors (0.02%)					1,005
Japan Aviation Electronics Industry Ltd	10,000	67	Food - Miscellaneous/Diversified (1.79%)
			CSM	31,680	833
Electronic Parts Distribution (0.07%)			Nestle SA	80,071	3,889
WPG Holdings Co Ltd	148,000	258	Nisshin Oillio Group Ltd/The	18,000	91
			Nissin Foods Holdings Co Ltd	21,100	690
Engineering - Research & Development Services (0.70%)
			Nutreco Holding NV	1,661	93
ABB Ltd (a)	101,926	1,965
			Unilever NV	17,755	578
Ausgroup Ltd	184,000	87
			Uni-President Enterprises Corp	236,988	292
COMSYS Holdings Corp	10,000	105
			Viscofan SA	3,429	87
Downer EDI Ltd	14,988	125
					6,553
Imtech NV	4,914	133
Rotary Engineering Ltd	78,000	58	Food - Retail (1.03%)
Transfield Services Ltd	22,840	87	Cia Brasileira de Distribuicao Grupo Pao de
		2,560	Acucar ADR	3,377	254
			Jeronimo Martins SGPS SA	50,060	501
Enterprise Software & Services (0.44%)			Koninklijke Ahold NV	100,063	1,327
Autonomy Corp PLC (a)	49,823	1,210	Metro AG	13,613	838
Micro Focus International PLC	17,813	130

See accompanying notes

65

Schedule of Investments Diversified International Account

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Food - Retail (continued)			Life & Health Insurance (0.67%)
WM Morrison Supermarkets PLC	188,572 $	841	Aviva PLC	173,654 $	1,104
		3,761	Cathay Financial Holding Co Ltd (a)	276,000	514
			China Life Insurance Co Ltd	101,000	494
Forestry (0.26%)
Sino-Forest Corp (a)	51,100	945	Sanlam Ltd	114,403	353
					2,465
Gas - Distribution (0.16%)			Machinery - Construction & Mining (0.02%)
Canadian Utilities Ltd	13,800	576	Danieli & C. Officine Meccaniche SpA	3,652	91

Gas - Transportation (0.21%)			Machinery - Electrical (0.17%)
Snam Rete Gas SpA	156,533	778	Disco Corp	10,000	627

Gold Mining (0.80%)			Machinery - General Industry (0.91%)
Alamos Gold Inc (a)	7,000	84	Kinki Sharyo Co Ltd	11,000	86
IAMGOLD Corp	72,825	1,147	Kone OYJ	29,971	1,285
Red Back Mining Inc (a)	11,265	161	Metso Oyj	29,647	1,044
SEMAFO Inc (a)	21,000	89	Sumitomo Heavy Industries Ltd	178,000	902
Yamana Gold Inc	114,500	1,310			3,317
Zijin Mining Group Co Ltd	152,000	144
			Machinery - Pumps (0.03%)
		2,935
			Weir Group PLC/The	8,357	96
Home Furnishings (0.10%)
Steinhoff International Holdings Ltd (a)	133,787	376	Medical - Drugs (6.08%)
			Actelion Ltd (a)	16,970	907
Human Resources (0.36%)			AstraZeneca PLC	62,837	2,952
Adecco SA	24,161	1,334	Chugai Pharmaceutical Co Ltd	43,200	808
			Dr Reddys Laboratories Ltd	17,245	422
Import & Export (1.95%)
			GlaxoSmithKline PLC	69,622	1,476
Hyosung Corp	2,530	185
			Miraca Holdings Inc	5,000	138
Marubeni Corp	304,000	1,680
			Nippon Shinyaku Co Ltd	6,863	77
Mitsubishi Corp	91,300	2,275
			Novartis AG	81,721	4,466
Mitsui & Co Ltd	130,700	1,855
			Novo Nordisk A/S	23,708	1,515
Sumitomo Corp	111,700	1,138
			Roche Holding AG	27,453	4,698
		7,133
			Sanofi-Aventis SA	47,908	3,771
Industrial Gases (0.03%)			Shire PLC	54,342	1,061
Air Water Inc	10,000	118			22,291

Internet Content - Entertainment (0.05%)			Medical - Generic Drugs (0.16%)
Perfect World Co Ltd ADR (a)	4,853	191	Teva Pharmaceutical Industries Ltd ADR	9,368	526
			Towa Pharmaceutical Co Ltd	1,100	51
Internet Gambling (0.02%)					577
bwin Interactive Entertainment AG (a)	1,073	64
			Medical - Wholesale Drug Distribution (0.03%)
			Meda AB	12,672	114
Investment Companies (0.03%)
Kinnevik Investment AB	8,031	120
			Medical Products (0.07%)
			Aspen Pharmacare Holdings Ltd (a)	18,931	189
Investment Management & Advisory Services (0.25%)
			Nipro Corp	4,089	85
Azimut Holding SpA	9,479	127
					274
Kenedix Inc (a)	193	63
Schroders PLC	34,794	743	Metal - Copper (0.72%)
		933	Antofagasta PLC	101,526	1,615
			Kazakhmys PLC (a)	31,990	677

See accompanying notes

66

Schedule of Investments
Diversified International Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Metal - Copper (continued)			Oil Company - Exploration & Production
Sterlite Industries India Ltd ADR	19,454 $	354	(continued)
			Baytex Energy Trust	5,800 $	164
		2,646
			CNOOC Ltd	137,000	214
Metal - Diversified (1.65%)			Dana Petroleum PLC (a)	5,519	104
Boliden AB	12,745	163	EnCana Corp	54,158	1,762
FNX Mining Co Inc (a)	9,800	108	Gazprom OAO (b)(d)	3,832	240
KGHM Polska Miedz SA	16,999	627	Gazprom OAO	32,859	823
MMC Norilsk Nickel ADR (a)	25,487	366	NovaTek OAO	4,063	265
Rio Tinto Ltd	71,440	4,775	Premier Oil PLC (a)	6,196	110
		6,039	PTT Public Company Limited (b)	33,300	246
Metal - Iron (0.15%)					4,282
Mount Gibson Iron Ltd (a)	50,792	75
			Oil Company - Integrated (6.57%)
Novolipetsk Steel OJSC (a)	15,285	467	BG Group PLC	158,375	2,859
		542	BP PLC	512,261	4,945
Metal Processors & Fabrication (0.17%)			Cenovus Energy, Inc	45,558	1,152
NTN Corp	137,000	619	China Petroleum & Chemical Corp	764,000	673
			ENI SpA	34,682	884
Mortgage Banks (0.05%)			Husky Energy Inc	33,100	950
Aareal Bank AG (a)	3,352	64	Lukoil OAO ADR	9,649	544
Home Capital Group Inc	2,600	104	PetroChina Co Ltd	661,199	786
		168	Petroleo Brasileiro SA ADR	53,517	2,552
Multi-Line Insurance (0.67%)			Rosneft Oil Co	97,452	832
AXA SA	31,733	746	Royal Dutch Shell PLC - A Shares	47,950	1,451
Baloise Holding AG	9,896	822	Royal Dutch Shell PLC - B Shares	34,211	996
CNP Assurances	9,263	898	Statoil ASA	84,300	2,107
		2,466	Tatneft ADR	6,764	195
			Total SA	48,865	3,141
Multimedia (0.34%)
					24,067
WPP PLC	127,202	1,244
			Oil Refining & Marketing (0.16%)
Networking Products (0.03%)			DCC PLC	5,447	152
DragonWave Inc (a)	8,800	101	Reliance Industries Ltd (d)	9,562	444
					596
Non-Ferrous Metals (0.20%)
China Molybdenum Co Ltd	175,000	139	Paper & Related Products (0.74%)
Grupo Mexico SAB de CV	145,900	334	Billerud AB	9,729	72
Korea Zinc Co Ltd	1,450	253	Fibria Celulose SA ADR (a)	14,209	324
		726	Lee & Man Paper Manufacturing Ltd	536,000	370
			Nippon Paper Group Inc	24,800	633
Office Automation & Equipment (0.64%)
			Svenska Cellulosa AB	99,144	1,325
Canon Inc	55,300	2,353
					2,724
Oil - Field Services (0.83%)			Petrochemicals (0.04%)
Petrofac Ltd	85,037	1,423	LG Chem Ltd	752	147
Technip SA	21,263	1,497
TGS Nopec Geophysical Co ASA (a)	7,100	129	Pharmacy Services (0.04%)
		3,049	SXC Health Solutions Corp (a)	2,800	153

Oil Company - Exploration & Production (1.17%)			Photo Equipment & Supplies (0.27%)
Alliance Oil Co Ltd (a)	6,547	93	FUJIFILM Holdings Corp	33,100	1,000
AWE Ltd (a)	43,351	109
Bankers Petroleum Ltd (a)	25,600	152

See accompanying notes

67

Schedule of Investments
Diversified International Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Platinum (0.13%)			REITS - Office Property (continued)
Impala Platinum Holdings Ltd	17,333 $	475	Nippon Commercial Investment Corp	36 $	52
					142
Printing - Commercial (0.19%)
			REITS - Shopping Centers (0.21%)
Dai Nippon Printing Co Ltd	54,000	689
			CapitaMall Trust	538,000	687
Property & Casualty Insurance (0.20%)			Vastned Retail NV	1,395	92
Admiral Group PLC	4,426	85			779
Amlin PLC	109,223	630	REITS - Storage (0.02%)
		715	Big Yellow Group PLC (a)	12,065	69
Public Thoroughfares (0.38%)
			Retail - Apparel & Shoe (0.07%)
Atlantia SpA	45,754	1,197
			Aoyama Trading Co Ltd	4,100	52
Zhejiang Expressway Co Ltd	196,000	181
			Lojas Renner SA	9,300	210
		1,378
					262
Real Estate Management & Services (0.33%)
			Retail - Automobile (0.12%)
Arnest One Corp	6,000	61
			PT Astra International Tbk	120,000	441
Fabege AB	19,189	120
Lend Lease Group	90,432	836
			Retail - Bookstore (0.04%)
Nexity	2,859	104	WH Smith PLC	17,014	135
PSP Swiss Property AG (a)	1,817	103
		1,224	Retail - Building Products (0.73%)
Real Estate Operator & Developer (1.22%)			Kingfisher PLC	430,178	1,583
Agile Property Holdings Ltd	110,000	160	Travis Perkins PLC (a)	79,523	1,089
Brookfield Asset Management Inc	68,104	1,520			2,672
Cyrela Brazil Realty SA	20,092	282	Retail - Consumer Electronics (0.11%)
Great Eagle Holdings Ltd	28,000	73	EDION Corp	7,000	76
Hongkong Land Holdings Ltd	221,000	1,088	GOME Electrical Appliances Holdings Ltd (a)	442,000	159
Huaku Development Co Ltd	52,000	132	JB Hi-Fi Ltd	8,226	166
KWG Property Holding Ltd	300,500	229			401
Norwegian Property ASA (a)	30,000	70
			Retail - Convenience Store (0.33%)
Rossi Residencial SA	36,246	318
			Alimentation Couche Tard Inc	58,400	1,160
Shenzhen Investment Ltd	282,000	119
			President Chain Store Corp	22,000	52
Shimao Property Holdings Ltd	125,500	235
					1,212
Sino-Ocean Land Holdings Ltd	59,500	55
Unitech Ltd	111,113	195	Retail - Discount (0.21%)
		4,476	Harvey Norman Holdings Ltd	208,279	786

Reinsurance (0.28%)			Retail - Home Furnishings (0.27%)
Hannover Rueckversicherung AG (a)	21,490	1,012	Nitori Co Ltd	13,472	1,003

REITS - Diversified (0.52%)			Retail - Hypermarkets (0.07%)
CapitaCommercial Trust	136,000	113	Wal-Mart de Mexico SAB de CV	59,000	264
Eurocommercial Properties NV	1,939	80
Kenedix Realty Investment Corp	30	82	Retail - Jewelry (0.36%)
Suntec Real Estate Investment Trust	139,238	134	Compagnie Financiere Richemont SA	39,358	1,324
Unibail-Rodamco SE	6,754	1,485
		1,894	Retail - Major Department Store (0.82%)
			Home Retail Group PLC	156,915	712
REITS - Office Property (0.04%)			Lotte Shopping Co Ltd	1,206	357
Great Portland Estates PLC	19,477	90	Marks & Spencer Group PLC	132,257	854

See accompanying notes

68

Schedule of Investments
Diversified International Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Major Department Store (continued)			Steel - Specialty (0.06%)
PPR	9,047 $	1,087	Citic Pacific Ltd	82,000 $	219
		3,010
			Telecommunication Equipment (0.01%)
Retail - Miscellaneous/Diversified (0.55%)
			Oki Electric Industry Co Ltd (a)	47,000	39
Debenhams PLC (a)	76,329	95
Wesfarmers Ltd	68,450	1,916	Telecommunication Services (1.45%)
		2,011	China Telecom Corp Ltd	216,000	89
Retail - Restaurants (0.02%)			Singapore Telecommunications Ltd	612,000	1,349
McDonald's Holdings Co Japan Ltd	4,569	87	Telekomunikasi Indonesia Tbk PT	345,500	344
			Telenet Group Holding NV (a)	4,758	136
Retail - Sporting Goods (0.02%)			Telenor ASA	150,800	2,111
Xebio Co Ltd	4,000	71	TeliaSonera AB	179,939	1,303
					5,332
Satellite Telecommunications (0.24%)
Eutelsat Communications	27,728	890	Telephone - Integrated (1.61%)
			Bezeq Israeli Telecommunication Corp Ltd	139,055	351
Security Services (0.04%)			Portugal Telecom SGPS SA	112,630	1,375
Prosegur Cia de Seguridad SA	3,104	152	Telefonica SA	149,432	4,186
					5,912
Semiconductor Component - Integrated Circuits (0.54%)
			Television (0.60%)
CSR PLC (a)	14,741	97
			ITV PLC (a)	655,645	552
Novatek Microelectronics Corp Ltd	85,000	284
			M6-Metropole Television	30,366	778
Richtek Technology Corp	29,000	296
			Societe Television Francaise 1	47,064	865
Taiwan Semiconductor Manufacturing Co Ltd	652,140	1,314
					2,195
		1,991
			Tobacco (1.19%)
Semiconductor Equipment (1.14%)
			British American Tobacco PLC	70,553	2,290
Aixtron AG	39,021	1,304
			Imperial Tobacco Group PLC	66,153	2,086
ASM International NV (a)	3,073	78
					4,376
ASML Holding NV	46,493	1,589
Tokyo Electron Ltd	18,600	1,194	Tools - Hand Held (0.31%)
		4,165	Makita Corp	32,800	1,127

Soap & Cleaning Products (0.66%)			Transport - Marine (0.12%)
Reckitt Benckiser Group PLC	44,841	2,427	Inui Steamship Co Ltd	11,300	79
			Pacific Basin Shipping Ltd	146,000	105
Special Purpose Banks (0.06%)
			Sincere Navigation	182,000	240
Industrial Bank of Korea (a)	18,120	217
					424

Steel - Producers (1.63%)			Transport - Rail (0.04%)
Angang Steel Co Ltd	104,000	227	Ansaldo STS SpA	3,810	73
BlueScope Steel Ltd	444,218	1,226	Construcciones y Auxiliar de Ferrocarriles SA	168	90
China Steel Corp	102,214	105			163
Cia Siderurgica Nacional SA ADR	11,143	356
			Transport - Services (0.05%)
Evraz Group SA (a)	5,360	150
			Koninklijke Vopak NV (a)	2,078	165
JFE Holdings Inc	55,200	2,183
JSW Steel Ltd	12,600	273	Transport - Truck (0.27%)
Kyoei Steel Ltd	2,900	53	Seino Holdings Corp	15,000	95
Mechel ADR	8,626	162	Yamato Holdings Co Ltd	65,000	905
POSCO ADR	6,831	896			1,000
Ternium SA ADR (a)	9,381	332
		5,963

See accompanying notes

69

Schedule of Investments
Diversified International Account
December 31, 2009

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)
COMMON STOCKS (continued)			REPURCHASE AGREEMENTS (continued)
Water (0.02%)			Diversified Banking Institutions (continued)
Pennon Group PLC	9,732 $	84	Investment in Joint Trading Account;
			Morgan Stanley Repurchase Agreement;
Wire & Cable Products (0.07%)			0.01% dated 12/31/09 maturing 01/04/10
Bekaert SA	873	135	(collateralized by Sovereign Agency
			Issues; $1,646,000; 0.00% - 0.90%; dated
Fujikura Ltd	26,000	135	01/15/10 - 04/08/10)	$ 1,613$	1,613
		270			3,790

Wireless Equipment (0.02%)			TOTAL REPURCHASE AGREEMENTS	$ 3,790
Hitachi Kokusai Electric Inc	8,000	70
			Total Investments	$ 365,895
TOTAL COMMON STOCKS	$ 358,191
			Other Assets in Excess of Liabilities, Net - 0.19%		708

PREFERRED STOCKS (1.07%)			TOTAL NET ASSETS - 100.00%	$ 366,603
Commercial Banks (0.36%)
Banco Bradesco SA	34,909	729
Itau Unibanco Holding SA	26,815	595	(a) Non-Income Producing Security
		1,324	(b)	Market value is determined in accordance with procedures established in
			good faith by the Board of Directors. At the end of the period, the value
Diversified Minerals (0.47%)			of these securities totaled $652 or 0.18% of net assets.
Vale SA	71,044	1,720	(c) Security is Illiquid
			(d)	Security exempt from registration under Rule 144A of the Securities Act
Electric - Distribution (0.04%)			of 1933. These securities may be resold in transactions exempt from
Eletropaulo Metropolitana Eletricidade de			registration, normally to qualified institutional buyers. Unless otherwise
Sao Paulo SA	7,200	143	indicated, these securities are not considered illiquid. At the end of the
			period, the value of these securities totaled $834 or 0.23% of net assets.
Investment Companies (0.00%)
			Unrealized Appreciation (Depreciation)
Lereko Mobility Pty Ltd (a)	1,113	6
			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
			of investments held by the account as of the period end were as follows:
Television (0.20%)

ProSiebenSat.1 Media AG	61,735	721	Unrealized Appreciation	$ 62,292
TOTAL PREFERRED STOCKS	$ 3,914		Unrealized Depreciation		(17,041)
	Principal		Net Unrealized Appreciation (Depreciation)		45,251
	Amount	Value	Cost for federal income tax purposes		320,644
	(000's)	(000's)	All dollar amounts are shown in thousands (000's)
REPURCHASE AGREEMENTS (1.03%)
Diversified Banking Institutions (1.03%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement;
0.005% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $1,698,000; 0.00% - 3.75%; dated
01/26/10 - 04/15/26)	$ 1,665$	1,665
Investment in Joint Trading Account;
Deutsche Bank Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $522,000; 0.00% - 4.75%; dated
02/22/10 - 11/19/12)	512	512
See accompanying notes

70

Schedule of Investments
Diversified International Account
December 31, 2009
Portfolio Summary (unaudited)
Country	Percent
United Kingdom	17.00%
Japan	16.00%
Switzerland	8.28%
France	7.80%
Canada	5.46%
Australia	5.04%
Germany	4.17%
Spain	3.55%
Hong Kong	2.99%
Netherlands	2.60%
Brazil	2.50%
Italy	2.49%
China	2.21%
Korea, Republic Of	2.00%
Norway	1.96%
Taiwan, Province Of China	1.77%
Singapore	1.72%
Sweden	1.57%
Russian Federation	1.42%
India	1.09%
United States	1.03%
Greece	0.91%
Belgium	0.78%
Denmark	0.77%
Finland	0.67%
South Africa	0.65%
Mexico	0.59%
Portugal	0.51%
Indonesia	0.40%
Ireland	0.35%
Poland	0.30%
Israel	0.30%
Turkey	0.29%
Thailand	0.18%
Malaysia	0.13%
Luxembourg	0.13%
Hungary	0.10%
Chile	0.06%
Cyprus	0.02%
Austria	0.02%
Other Assets in Excess of Liabilities, Net	0.19%
TOTAL NET ASSETS	100.00%

See accompanying notes

71

Schedule of Investments
Equity Income Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (95.51%)			COMMON STOCKS (continued)
Aerospace & Defense (0.53%)			Diversified Manufacturing Operations (4.38%)
Raytheon Co	43,400 $	2,236	3M Co	50,100 $	4,142
			Honeywell International Inc	65,900	2,583
Apparel Manufacturers (1.18%)			Parker Hannifin Corp	107,200	5,776
VF Corp	68,400	5,010	Siemens AG ADR	65,900	6,043
					18,544
Applications Software (2.36%)
Microsoft Corp	327,600	9,988	Diversified Minerals (1.66%)
			BHP Billiton Ltd ADR	60,700	4,649
Auto - Car & Light Trucks (0.96%)			Vale SA ADR	82,300	2,389
Daimler AG	76,522	4,079			7,038

Auto - Medium & Heavy Duty Trucks (0.63%)			Electric - Integrated (5.85%)
PACCAR Inc	74,000	2,684	FPL Group Inc	166,900	8,816
			Progress Energy Inc	205,700	8,436
Auto/Truck Parts & Equipment - Original (0.48%)			Wisconsin Energy Corp	18,800	937
Johnson Controls Inc	74,200	2,021	Xcel Energy Inc	310,200	6,585
					24,774
Beverages - Non-Alcoholic (1.57%)
			Electric Products - Miscellaneous (1.34%)
Coca-Cola Co/The	116,800	6,658
			Emerson Electric Co	133,590	5,691
Beverages - Wine & Spirits (0.17%)
			Electronic Components - Semiconductors (3.27%)
Diageo PLC ADR	10,500	729
			Intel Corp	526,400	10,739
Brewery (0.42%)			Microchip Technology Inc	108,000	3,138
Molson Coors Brewing Co	39,600	1,788			13,877
			Fiduciary Banks (3.59%)
Cellular Telecommunications (1.04%)			Bank of New York Mellon Corp/The	332,575	9,302
Vodafone Group PLC ADR	191,700	4,426
			Northern Trust Corp	112,700	5,906
					15,208
Chemicals - Diversified (0.67%)
EI du Pont de Nemours & Co	69,800	2,350	Food - Miscellaneous/Diversified (1.92%)
Sociedad Quimica y Minera de Chile SA			General Mills Inc	32,600	2,308
ADR	12,700	477	Kraft Foods Inc	213,776	5,811
		2,827			8,119
Commercial Banks (0.83%)			Food - Retail (0.49%)
Bank of Nova Scotia	75,500	3,529	Kroger Co/The	101,000	2,074

Commercial Services - Finance (0.65%)			Food - Wholesale & Distribution (0.87%)
Automatic Data Processing Inc	64,600	2,766	Sysco Corp	132,000	3,688

Computers (0.20%)			Forestry (0.00%)
Hewlett-Packard Co	16,800	865	Weyerhaeuser Co	500	22

Consumer Products - Miscellaneous (0.53%)			Gas - Distribution (1.94%)
Clorox Co	36,600	2,233	Sempra Energy	147,100	8,235

Distribution & Wholesale (2.06%)			Industrial Gases (0.61%)
Genuine Parts Co	229,928	8,728	Air Products & Chemicals Inc	31,700	2,570

Diversified Banking Institutions (0.06%)			Investment Management & Advisory Services (1.68%)
JP Morgan Chase & Co	6,500	271	AllianceBernstein Holding LP	215,356	6,051

See accompanying notes

72

Schedule of Investments
Equity Income Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Investment Management & Advisory Services			Pipelines (2.28%)
(continued)			Enterprise Products Partners LP	116,131 $	3,648
Franklin Resources Inc	10,042$	1,058
			Kinder Morgan Energy Partners LP	50,409	3,074
		7,109
			Spectra Energy Corp	143,100	2,935
Life & Health Insurance (0.42%)					9,657
Unum Group	90,600	1,768
			Property & Casualty Insurance (0.61%)
			Fidelity National Financial Inc	192,577	2,592
Machinery - Farm (1.48%)
Deere & Co	115,700	6,258
			Quarrying (0.51%)
			Vulcan Materials Co	41,400	2,181
Medical - Drugs (6.96%)
Abbott Laboratories	173,000	9,340
			Regional Banks (0.56%)
Bristol-Myers Squibb Co	172,477	4,355
			US Bancorp	105,200	2,368
Merck & Co Inc	205,649	7,514
Novartis AG ADR	113,496	6,178	REITS - Healthcare (2.43%)
Pfizer Inc	116,009	2,110	HCP Inc	180,200	5,503
		29,497	Health Care REIT Inc	108,100	4,791
Medical - Generic Drugs (1.54%)					10,294
Teva Pharmaceutical Industries Ltd ADR	116,400	6,539	REITS - Mortgage (1.63%)
			Annaly Capital Management Inc	397,500	6,897
Medical Instruments (0.43%)
Medtronic Inc	41,600	1,830	REITS - Shopping Centers (0.68%)
			Kimco Realty Corp	213,300	2,886
Medical Products (1.35%)
Becton Dickinson and Co	14,800	1,167	REITS - Warehouse & Industrial (0.59%)
Johnson & Johnson	71,000	4,573	AMB Property Corp	97,600	2,494
		5,740
			Retail - Discount (3.16%)
Multi-Line Insurance (4.85%)
			Costco Wholesale Corp	56,900	3,367
ACE Ltd	220,300	11,103
			Wal-Mart Stores Inc	187,400	10,016
Allstate Corp/The	170,744	5,129
					13,383
MetLife Inc	122,400	4,327
		20,559	Retail - Drug Store (0.32%)
			CVS Caremark Corp	41,800	1,346
Multimedia (0.60%)
Walt Disney Co/The	78,262	2,524	Retail - Restaurants (2.10%)
			McDonald's Corp	142,600	8,904
Non-Hazardous Waste Disposal (0.47%)
Waste Management Inc	58,600	1,981	Savings & Loans - Thrifts (1.36%)
			Hudson City Bancorp Inc	419,100	5,754
Oil Company - Exploration & Production (1.96%)
Enerplus Resources Fund	161,100	3,699	Semiconductor Component - Integrated Circuits (1.43%)
Penn West Energy Trust	260,900	4,592	Maxim Integrated Products Inc	48,300	980
		8,291	Taiwan Semiconductor Manufacturing Co
Oil Company - Integrated (2.75%)			Ltd ADR	444,650	5,087
Chevron Corp	63,984	4,926			6,067
Marathon Oil Corp	119,900	3,743	Semiconductor Equipment (0.44%)
Total SA ADR	46,500	2,978	Applied Materials Inc	133,100	1,855
		11,647
			Telecommunication Services (1.03%)
Oil Refining & Marketing (0.39%)
			BCE Inc	158,500	4,376
Valero Energy Corp	98,200	1,645

See accompanying notes

73

Schedule of Investments
Equity Income Account
December 31, 2009

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)
COMMON STOCKS (continued)			REPURCHASE AGREEMENTS (2.05%)
Telephone - Integrated (4.57%)			Diversified Banking Institutions (2.05%)
AT&T Inc	321,500 $	9,012	Investment in Joint Trading Account; Bank
CenturyTel Inc	30,300	1,097	of America Repurchase Agreement;
			0.005% dated 12/31/09 maturing 01/04/10
Verizon Communications Inc	278,900	9,240
			(collateralized by Sovereign Agency
		19,349	Issues; $3,898,000; 0.00% - 3.75%; dated
			01/26/10 - 04/15/26)	$ 3,822$	3,822
Toys (2.02%)
			Investment in Joint Trading Account;
Mattel Inc	429,030	8,572
			Deutsche Bank Repurchase Agreement;
			0.01% dated 12/31/09 maturing 01/04/10
Transport - Rail (3.34%)			(collateralized by Sovereign Agency
Norfolk Southern Corp	101,400	5,316	Issues; $1,199,000; 0.00% - 4.75%; dated
Union Pacific Corp	138,300	8,837	02/22/10 - 11/19/12)	1,176	1,176
		14,153	Investment in Joint Trading Account;
			Morgan Stanley Repurchase Agreement;
Vitamins & Nutrition Products (1.31%)			0.01% dated 12/31/09 maturing 01/04/10
Mead Johnson Nutrition Co	127,285	5,562	(collateralized by Sovereign Agency
			Issues; $3,778,000; 0.00% - 0.90%; dated
TOTAL COMMON STOCKS	$ 404,756
			01/15/10 - 04/08/10)	3,704	3,704
PREFERRED STOCKS (1.00%)					8,702
Regional Banks (0.38%)
			TOTAL REPURCHASE AGREEMENTS	$ 8,702
National City Capital Trust II	43,900	981
National City Capital Trust III	28,200	614	Total Investments	$ 418,880
		1,595	Other Assets in Excess of Liabilities, Net - 1.16%		4,907
			TOTAL NET ASSETS - 100.00%	$ 423,787
REITS - Storage (0.47%)
Public Storage Inc 6.63%; Series M	66,200	1,542
Public Storage Inc 7.25%; Series K	18,700	469	(a)	This entity was put into conservatorship by the U.S. Government in 2008.
		2,011	See footnote 3 for additional information.

Special Purpose Entity (0.15%)
			Unrealized Appreciation (Depreciation)
National City Capital Trust IV	24,700	617	The net federal income tax unrealized appreciation (depreciation) and federal tax cost
TOTAL PREFERRED STOCKS	$ 4,223		of investments held by the account as of the period end were as follows:
	Principal
			Unrealized Appreciation	$ 57,453
	Amount	Value
	(000's)	(000's)	Unrealized Depreciation		(26,986)
			Net Unrealized Appreciation (Depreciation)		30,467
BONDS (0.27%)
			Cost for federal income tax purposes		388,413
Medical - HMO (0.11%)
			All dollar amounts are shown in thousands (000's)
Aetna Inc
7.88%, 3/ 1/2011	$ 450	479
			Portfolio Summary (unaudited)

Telecommunication Services (0.16%)			Sector		Percent
Telus Corp			Financial		22.34%
8.00%, 6/ 1/2011	634	686	Consumer, Non-cyclical		18.33%
			Consumer, Cyclical		12.91%
TOTAL BONDS	$ 1,165
			Industrial		11.53%
U.S. GOVERNMENT & GOVERNMENT AGENCY			Utilities		7.79%
OBLIGATIONS (0.01%)			Technology		7.71%
Federal Home Loan Mortgage Corporation			Communications		7.40%
(FHLMC) (0.01%)			Energy		7.37%
6.50%, 9/ 1/2030 (a)	23	25	Basic Materials		3.45%
			Mortgage Securities		0.01%
7.00%, 9/ 1/2030 (a)	9	9	Other Assets in Excess of Liabilities, Net		1.16%
		34	TOTAL NET ASSETS		100.00%
TOTAL U.S. GOVERNMENT & GOVERNMENT
AGENCY OBLIGATIONS	$ 34

See accompanying notes

74

Schedule of Investments
Income Account
December 31, 2009

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)
COMMON STOCKS (0.00%)			BONDS (continued)
Pipelines (0.00%)			Containers - Paper & Plastic (1.05%)
Energy Maintenance Services Group LLC -			Sealed Air Corp
Warrants (a)(b)(c)	58 $	-	7.88%, 6/15/2017 (d)	$ 2,000 $	2,130
TOTAL COMMON STOCKS	$ -
			Cruise Lines (1.67%)
PREFERRED STOCKS (0.02%)			Carnival Corp
Finance - Mortgage Loan/Banker (0.02%)			7.20%, 10/ 1/2023	1,475	1,509
Freddie Mac 8.38%; Series Z (c)	40,000	42	Royal Caribbean Cruises Ltd
TOTAL PREFERRED STOCKS	$ 42		8.75%, 2/ 2/2011	1,000	1,046
	Principal		6.88%, 12/ 1/2013	850	835
	Amount	Value			3,390
	(000's)	(000's)	Diversified Banking Institutions (6.06%)
BONDS (68.74%)			Bank of America Corp
Aerospace & Defense (1.51%)			5.42%, 3/15/2017	800	790
Boeing Co/The			8.00%, 12/29/2049 (e)	1,000	963
8.75%, 8/15/2021	$ 850	1,107	8.13%, 12/29/2049 (e)	1,000	963
Lockheed Martin Corp			Citigroup Inc
5.50%, 11/15/2039	2,000	1,960	6.50%, 1/18/2011	2,525	2,640
		3,067	Goldman Sachs Group Inc/The
Airlines (0.90%)			6.88%, 1/15/2011	2,100	2,227
Southwest Airlines Co 1994-A Pass Through			JP Morgan Chase & Co
Trust			5.13%, 9/15/2014	850	896
9.15%, 7/ 1/2016	1,675	1,820	7.90%, 4/29/2049 (e)	2,000	2,063
			Morgan Stanley
Auto - Medium & Heavy Duty Trucks (0.42%)			4.75%, 4/ 1/2014	850	855
New Flyer Industries Ltd			6.25%, 8/ 9/2026	850	879
14.00%, 8/19/2020 (a)(b)(d)	908	857			12,276

Brewery (1.16%)			Electric - Integrated (9.14%)
Anheuser-Busch InBev Worldwide Inc			Exelon Generation Co LLC
7.75%, 1/15/2019 (d)	2,000	2,342	6.20%, 10/ 1/2017	2,000	2,144
			Florida Power Corp
Cable/Satellite TV (2.76%)			6.35%, 9/15/2037	1,500	1,626
Comcast Corp			Metropolitan Edison Co
6.45%, 3/15/2037	2,000	2,062	4.95%, 3/15/2013	1,000	1,041
COX Communications Inc			Mirant Americas Generation LLC
6.45%, 12/ 1/2036 (d)	2,000	2,002	8.50%, 10/ 1/2021	2,000	1,900
Time Warner Cable Inc			Nisource Finance Corp
6.55%, 5/ 1/2037	1,500	1,529	5.25%, 9/15/2017	2,000	1,967
		5,593	Ohio Edison Co
			5.45%, 5/ 1/2015	850	896
Casino Hotels (0.84%)
			Oncor Electric Delivery Co LLC
MGM Mirage			7.00%, 9/ 1/2022	1,750	1,946
13.00%, 11/15/2013	1,000	1,147
			Pacific Gas & Electric Co
11.13%, 11/15/2017 (d)	500	554	4.20%, 3/ 1/2011	1,900	1,961
		1,701	PacifiCorp
Casino Services (0.99%)			4.95%, 8/15/2014	775	826
Peninsula Gaming LLC			5.25%, 6/15/2035	850	805
10.75%, 8/15/2017 (d)	2,000	2,010	PPL Energy Supply LLC
			5.70%, 10/15/2035	2,000	2,080
Commercial Services (0.94%)			Southwestern Electric Power Co
Ceridian Corp			5.38%, 4/15/2015	1,275	1,324
11.25%, 11/15/2015 (e)	2,000	1,907			18,516

See accompanying notes

75

Schedule of Investments
Income Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Finance - Investment Banker & Broker (1.36%)			Multimedia (continued)
Jefferies Group Inc			News America Holdings Inc
7.75%, 3/15/2012	$ 1,500 $	1,622	8.00%, 10/17/2016	$ 1,000 $	1,177
6.25%, 1/15/2036	1,425	1,136	News America Inc
		2,758	6.40%, 12/15/2035	1,000	1,027
					2,506
Finance - Leasing Company (0.06%)
DVI Inc			Non-Hazardous Waste Disposal (1.52%)
0.00%, 2/ 1/2004 (a)(b)(c)	900	91	Allied Waste North America Inc
0.00%, 2/ 1/2004 (a)(b)(c)	400	37	7.25%, 3/15/2015	1,675	1,750
		128	Waste Management Inc
			7.38%, 8/ 1/2010	1,275	1,321
Gas - Distribution (0.79%)					3,071
Sempra Energy
6.15%, 6/15/2018	1,500	1,592	Oil Company - Exploration & Production (2.26%)
			OPTI Canada Inc
Industrial Gases (1.00%)			7.88%, 12/15/2014	2,425	1,989
Airgas Inc			XTO Energy Inc
4.50%, 9/15/2014	2,000	2,030	6.25%, 4/15/2013	1,275	1,404
			6.75%, 8/ 1/2037	1,000	1,178
Life & Health Insurance (1.08%)					4,571
Prudential Financial Inc
7.38%, 6/15/2019	1,000	1,121	Oil Company - Integrated (1.11%)
8.88%, 6/15/2038 (e)	1,000	1,060	Petro-Canada
			4.00%, 7/15/2013	850	878
		2,181
			9.25%, 10/15/2021	1,075	1,378
Medical - Drugs (0.94%)					2,256
Elan Finance PLC/Elan Finance Corp
8.75%, 10/15/2016 (d)	2,000	1,910	Oil Refining & Marketing (0.49%)
			Tesoro Corp/Texas
Medical - Hospitals (2.17%)			6.25%, 11/ 1/2012	1,000	995
HCA Inc
8.75%, 9/ 1/2010	331	339	Physical Therapy & Rehabilitation Centers (0.81%)
7.50%, 11/ 6/2033	250	219	Healthsouth Corp
			10.75%, 6/15/2016	1,500	1,631
HCA Inc/DE
9.25%, 11/15/2016	1,000	1,074
			Pipelines (4.23%)
Tenet Healthcare Corp
			ANR Pipeline Co
9.00%, 5/ 1/2015 (d)	1,262	1,363
			9.63%, 11/ 1/2021	1,000	1,326
10.00%, 5/ 1/2018 (d)	1,262	1,413
			El Paso Natural Gas Co
		4,408	7.50%, 11/15/2026	2,100	2,304
Metal - Diversified (0.88%)			Energy Maintenance Services Group LLC
Xstrata Canada Corp			11.50%, 3/ 1/2014 (a)(b)	2,000	1,700
6.00%, 10/15/2015	1,675	1,789	Enterprise Products Operating LLC
			6.38%, 2/ 1/2013	350	379
MRI - Medical Diagnostic Imaging (0.48%)			Express Pipeline LP
Alliance HealthCare Services Inc			7.39%, 12/31/2017 (d)	1,774	1,883
8.00%, 12/ 1/2016 (d)	1,000	975	Southern Natural Gas Co
			8.00%, 3/ 1/2032	850	977
Multi-Line Insurance (0.40%)					8,569
Farmers Insurance Exchange
			Property Trust (1.06%)
6.00%, 8/ 1/2014 (d)	850	802
			WEA Finance LLC / WT Finance Aust Pty Ltd
			6.75%, 9/ 2/2019 (d)	2,000	2,147
Multimedia (1.24%)
Historic TW Inc
9.15%, 2/ 1/2023	250	302

See accompanying notes

76

Schedule of Investments
Income Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Publishing - Books (0.67%)			Special Purpose Entity (1.04%)
Reed Elsevier Capital Inc			CCM Merger Inc
6.75%, 8/ 1/2011	$ 1,275 $	1,367	8.00%, 8/ 1/2013 (d)	$ 1,675 $	1,359
			QHP Royalty Sub LLC
Regional Banks (2.61%)			10.25%, 3/15/2015 (d)	750	753
Bank One Corp					2,112
10.00%, 8/15/2010	325	343
			Telecommunication Equipment - Fiber Optics (0.27%)
Wells Fargo & Co
4.63%, 4/15/2014	1,900	1,938	Corning Inc
			6.63%, 5/15/2019	500	545
7.98%, 3/29/2049 (e)	3,000	3,007
		5,288
			Telecommunication Services (1.19%)
Reinsurance (0.71%)			Qwest Corp
Aspen Insurance Holdings Ltd			8.88%, 3/15/2012 (e)	1,675	1,801
6.00%, 8/15/2014	1,425	1,440	Telus Corp
			8.00%, 6/ 1/2011	571	618
REITS - Healthcare (3.69%)					2,419
HCP Inc
			Telephone - Integrated (1.72%)
6.00%, 3/ 1/2015	1,675	1,664
			Deutsche Telekom International Finance BV
Health Care REIT Inc
			8.50%, 6/15/2010 (e)	3,375	3,488
6.20%, 6/ 1/2016	1,675	1,628
Healthcare Realty Trust Inc
			Toys (0.44%)
8.13%, 5/ 1/2011	2,100	2,206
			Mattel Inc
6.50%, 1/17/2017	2,000	1,981	7.30%, 6/13/2011	850	898
		7,479

REITS - Office Property (1.02%)			Transport - Services (0.97%)
Arden Realty LP			Trailer Bridge Inc
5.20%, 9/ 1/2011	1,000	1,035	9.25%, 11/15/2011	2,000	1,960
5.25%, 3/ 1/2015	1,000	1,029	TOTAL BONDS	$ 139,309
		2,064	SENIOR FLOATING RATE INTERESTS (0.99%)
REITS - Regional Malls (1.24%)			Special Purpose Entity (0.99%)
Simon Property Group LP			CCM Merger Inc, Term Loan B
10.35%, 4/ 1/2019	2,000	2,512	8.50%, 7/21/2012 (e)	2,067	2,010
			TOTAL SENIOR FLOATING RATE INTERESTS	$ 2,010
REITS - Shopping Centers (1.42%)
			CONVERTIBLE BONDS (1.83%)
Developers Diversified Realty Corp
4.63%, 8/ 1/2010	850	844	Medical Products (0.63%)
			China Medical Technologies Inc
Kimco Realty Corp
			4.00%, 8/15/2013	2,000	1,268
6.88%, 10/ 1/2019	2,000	2,034
		2,878
			Pharmacy Services (1.20%)
Rental - Auto & Equipment (0.98%)			Omnicare Inc
ERAC USA Finance Co			3.25%, 12/15/2035	3,000	2,441
6.38%, 10/15/2017 (d)	1,000	1,010	TOTAL CONVERTIBLE BONDS	$ 3,709
7.00%, 10/15/2037 (d)	1,000	979
			U.S. GOVERNMENT & GOVERNMENT AGENCY
		1,989	OBLIGATIONS (24.55%)
Retail - Automobile (0.48%)			Federal Home Loan Mortgage Corporation
			(FHLMC) (10.89%)
Asbury Automotive Group Inc
			5.50%, 11/ 1/2017 (f)	273	290
8.00%, 3/15/2014	1,000	982
			5.50%, 1/ 1/2018 (f)	170	181

Retail - Regional Department Store (0.97%)			5.00%, 8/ 1/2019 (f)	1,673	1,761
Neiman Marcus Group Inc/The			9.00%, 1/ 1/2025 (f)	9	10
10.38%, 10/15/2015	2,000	1,960	6.50%, 6/ 1/2029 (f)	69	75
			6.50%, 8/ 1/2029 (f)	68	73

See accompanying notes

77

Schedule of Investments
Income Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
U.S. GOVERNMENT & GOVERNMENT AGENCY			REPURCHASE AGREEMENTS (1.53%)
OBLIGATIONS (continued)			Diversified Banking Institutions (1.53%)
Federal Home Loan Mortgage Corporation			Investment in Joint Trading Account; Bank
(FHLMC) (continued)			of America Repurchase Agreement;
6.00%, 3/ 1/2031 (f)	$ 116 $	124	0.005% dated 12/31/09 maturing 01/04/10
5.50%, 5/ 1/2031 (f)	188	198	(collateralized by Sovereign Agency
7.00%, 1/ 1/2032 (f)	74	82	Issues; $1,389,000; 0.00% - 3.75%; dated
6.00%, 5/ 1/2032 (f)	256	275	01/26/10 - 04/15/26)	$ 1,362$	1,362
4.50%, 8/ 1/2033 (f)	1,770	1,780	Investment in Joint Trading Account;
			Deutsche Bank Repurchase Agreement;
5.50%, 6/ 1/2035 (f)	1,498	1,575	0.01% dated 12/31/09 maturing 01/04/10
5.00%, 11/ 1/2035 (f)	2,214	2,275	(collateralized by Sovereign Agency
5.50%, 1/ 1/2036 (f)	1,949	2,049	Issues; $427,000; 0.00% - 4.75%; dated
5.50%, 4/ 1/2036 (f)	1,035	1,086	02/22/10 - 11/19/12)	419	419
			Investment in Joint Trading Account;
6.00%, 6/ 1/2038 (f)	1,460	1,550
			Morgan Stanley Repurchase Agreement;
4.00%, 4/ 1/2039 (f)	2,923	2,822	0.01% dated 12/31/09 maturing 01/04/10
4.50%, 5/ 1/2039 (f)	2,918	2,914	(collateralized by Sovereign Agency
4.50%, 7/ 1/2039 (f)	2,967	2,962	Issues; $1,346,000; 0.00% - 0.90%; dated
			01/15/10 - 04/08/10)	1,320	1,320
		22,082
					3,101
Federal National Mortgage Association (FNMA) (6.48%)
5.00%, 1/ 1/2018 (f)	508	536	TOTAL REPURCHASE AGREEMENTS	$ 3,101
7.00%, 1/ 1/2030 (f)	9	10	Total Investments	$ 197,933
6.50%, 5/ 1/2031 (f)	44	48	Other Assets in Excess of Liabilities, Net - 2.34%		4,751
6.00%, 4/ 1/2032 (f)	334	357	TOTAL NET ASSETS - 100.00%	$ 202,684
6.50%, 4/ 1/2032 (f)	284	307
6.50%, 5/ 1/2032 (f)	134	145
5.50%, 3/ 1/2033 (f)	532	559	(a)	Market value is determined in accordance with procedures established in
			good faith by the Board of Directors. At the end of the period, the value
5.50%, 6/ 1/2033 (f)	1,664	1,751	of these securities totaled $2,685 or 1.32% of net assets.
5.50%, 2/ 1/2035 (f)	1,898	1,994	(b) Security is Illiquid
4.00%, 3/ 1/2039 (f)	3,421	3,306	(c) Non-Income Producing Security
5.00%, 8/ 1/2035 (f)	3,997	4,120	(d)	Security exempt from registration under Rule 144A of the Securities Act
		13,133	of 1933. These securities may be resold in transactions exempt from
			registration, normally to qualified institutional buyers. Unless otherwise
Government National Mortgage Association			indicated, these securities are not considered illiquid. At the end of the
(GNMA) (0.18%)			period, the value of these securities totaled $24,489 or 12.08% of net
9.00%, 2/15/2025	16	18	assets.
7.00%, 6/20/2031	121	134	(e)	Variable Rate. Rate shown is in effect at December 31, 2009.
6.00%, 5/20/2032 (e)	190	204	(f)	This entity was put into conservatorship by the U.S. Government in 2008.
			See footnote 3 for additional information.
		356

U.S. Treasury (7.00%)			Unrealized Appreciation (Depreciation)
2.75%, 2/15/2019	2,000	1,841	The net federal income tax unrealized appreciation (depreciation) and federal tax cost
3.13%, 5/15/2019	2,000	1,894	of investments held by the account as of the period end were as follows:
5.38%, 2/15/2031	1,000	1,105
			Unrealized Appreciation	$ 10,519
5.00%, 5/15/2037	2,000	2,124
			Unrealized Depreciation		(4,694)
3.50%, 2/15/2039	3,000	2,457
			Net Unrealized Appreciation (Depreciation)		5,825
4.25%, 5/15/2039	3,000	2,815
			Cost for federal income tax purposes		192,108
4.50%, 8/15/2039	2,000	1,955	All dollar amounts are shown in thousands (000's)
		14,191

TOTAL U.S. GOVERNMENT & GOVERNMENT
AGENCY OBLIGATIONS	$ 49,762

See accompanying notes

78

Schedule of Investments
Income Account
December 31, 2009
Portfolio Summary (unaudited)
Sector	Percent
Financial	24.26%
Mortgage Securities	17.55%
Utilities	9.92%
Consumer, Non-cyclical	9.31%
Energy	8.09%
Communications	7.85%
Government	7.02%
Consumer, Cyclical	6.72%
Industrial	5.05%
Basic Materials	1.89%
Other Assets in Excess of Liabilities, Net	2.34%
TOTAL NET ASSETS	100.00%

See accompanying notes

79

Schedule of Investments LargeCap Blend Account II

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (97.39%)			COMMON STOCKS (continued)
Advertising Agencies (0.13%)			Auto - Car & Light Trucks (0.12%)
Interpublic Group of Cos Inc (a)	3,869 $	29	Ford Motor Co (a)	21,911$	219
Omnicom Group Inc	5,370	210
		239	Auto - Medium & Heavy Duty Trucks (0.13%)
			PACCAR Inc	6,756	245
Advertising Sales (0.02%)
Lamar Advertising Co (a)	1,200	37	Auto/Truck Parts & Equipment - Original (0.13%)
			Johnson Controls Inc	8,644	235
Aerospace & Defense (0.91%)
Boeing Co/The	8,416	456	Beverages - Non-Alcoholic (2.29%)
General Dynamics Corp	4,159	284	Coca-Cola Co/The	26,118	1,489
Lockheed Martin Corp	5,309	400	Coca-Cola Enterprises Inc	2,521	53
Northrop Grumman Corp	3,781	211	Pepsi Bottling Group Inc	1,200	45
Raytheon Co	4,181	215	PepsiCo Inc	43,417	2,640
Rockwell Collins Inc	2,050	113			4,227
		1,679
			Beverages - Wine & Spirits (0.04%)
Aerospace & Defense Equipment (1.03%)			Brown-Forman Corp	872	47
Goodrich Corp	2,684	173	Constellation Brands Inc (a)	1,670	26
Orbital Sciences Corp (a)	55,910	853			73
United Technologies Corp	12,678	880
			Brewery (0.03%)
		1,906
			Molson Coors Brewing Co	1,243	56
Agricultural Chemicals (0.82%)
CF Industries Holdings Inc	383	35	Broadcasting Services & Programming (0.07%)
Monsanto Co	17,584	1,438	Discovery Communications Inc - A Shares (a)	850	26
Potash Corp of Saskatchewan Inc	400	43	Discovery Communications Inc - C Shares (a)	2,950	78
		1,516	Scripps Networks Interactive	706	30
					134
Agricultural Operations (0.10%)
Archer-Daniels-Midland Co	5,610	176	Building - Residential & Commercial (0.71%)
			DR Horton Inc	4,691	51
Airlines (0.05%)			Lennar Corp	2,000	25
Southwest Airlines Co	8,300	95	Toll Brothers Inc (a)	65,590	1,234
					1,310
Apparel Manufacturers (0.18%)
Coach Inc	6,428	235	Building Products - Wood (0.95%)
Polo Ralph Lauren Corp	456	37	Masco Corp	126,687	1,750
VF Corp	706	51
			Cable/Satellite TV (0.54%)
		323
			Cablevision Systems Corp	4,200	108
Appliances (0.03%)			Comcast Corp - Class A	13,908	235
Whirlpool Corp	586	47	DIRECTV (a)	7,404	247
			Time Warner Cable Inc	9,819	406
Applications Software (3.16%)
					996
Compuware Corp (a)	1,888	14
Intuit Inc (a)	5,100	156	Casino Hotels (0.09%)
Microsoft Corp	178,355	5,438	MGM Mirage (a)	14,410	131
Red Hat Inc (a)	6,892	213	Wynn Resorts Ltd (a)	600	35
		5,821			166
Athletic Footwear (0.16%)			Casino Services (0.05%)
Nike Inc	4,453	294	International Game Technology	4,955	93

See accompanying notes

80

Schedule of Investments
LargeCap Blend Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Cellular Telecommunications (0.06%)			Computer Aided Design (0.57%)
MetroPCS Communications Inc (a)	7,200 $	55	Autodesk Inc (a)	41,590 $	1,057
NII Holdings Inc (a)	1,400	47
		102	Computer Services (0.23%)
			Accenture PLC - Class A	4,900	203
Chemicals - Diversified (0.39%)
			Cognizant Technology Solutions Corp (a)	1,600	73
Dow Chemical Co/The	8,539	236
			Computer Sciences Corp (a)	2,603	150
EI du Pont de Nemours & Co	11,245	378
					426
FMC Corp	575	32
PPG Industries Inc	1,310	77	Computers (4.70%)
		723	Apple Inc (a)	19,741	4,163
			Dell Inc (a)	20,203	290
Chemicals - Specialty (0.12%)
			Hewlett-Packard Co	39,779	2,049
Eastman Chemical Co	577	35
			IBM Corp	16,044	2,100
Ecolab Inc	1,883	84
			Sun Microsystems Inc (a)	5,994	56
International Flavors & Fragrances Inc	625	26
					8,658
Sigma-Aldrich Corp	1,367	69
		214	Computers - Integrated Systems (0.02%)
			Teradata Corp (a)	1,364	43
Coal (0.24%)
Consol Energy Inc	3,100	154	Computers - Memory Devices (0.35%)
Massey Energy Co	1,275	54	EMC Corp/Massachusetts (a)	24,686	431
Peabody Energy Corp	5,028	227	NetApp Inc (a)	2,200	76
		435	SanDisk Corp (a)	2,200	64
Coatings & Paint (0.07%)			Western Digital Corp (a)	1,786	79
Sherwin-Williams Co/The	2,075	128			650
			Computers - Peripheral Equipment (0.01%)
Commercial Banks (0.20%)
			Lexmark International Inc (a)	617	16
BB&T Corp	3,666	93
First Horizon National Corp (a)	4,584	61	Consulting Services (0.04%)
M&T Bank Corp	653	44	Verisk Analytics Inc (a)	2,700	82
Marshall & Ilsley Corp	15,707	86
Regions Financial Corp	13,900	73	Consumer Products - Miscellaneous (0.56%)
Zions Bancorporation	1,093	14	Clorox Co	4,205	256
		371	Kimberly-Clark Corp	12,257	781
					1,037
Commercial Services (0.05%)
Convergys Corp (a)	1,058	11	Containers - Metal & Glass (0.05%)
Iron Mountain Inc (a)	1,429	33	Ball Corp	745	39
Quanta Services Inc (a)	2,609	54	Owens-Illinois Inc (a)	1,338	44
		98			83
Commercial Services - Finance (1.39%)			Containers - Paper & Plastic (0.04%)
Automatic Data Processing Inc	6,030	258	Bemis Co Inc	856	25
Equifax Inc	1,002	31	Pactiv Corp (a)	1,049	25
H&R Block Inc	3,666	83	Sealed Air Corp	1,259	28
Mastercard Inc	1,260	323			78
Moody's Corp	28,110	753	Cosmetics & Toiletries (2.12%)
Paychex Inc	1,600	49	Avon Products Inc	3,066	97
Total System Services Inc	1,568	27	Colgate-Palmolive Co	4,010	330
Visa Inc	9,330	816	Estee Lauder Cos Inc/The	937	45
Western Union Co/The	11,980	226	Procter & Gamble Co	56,645	3,434
		2,566			3,906

See accompanying notes

81

Schedule of Investments
LargeCap Blend Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Cruise Lines (0.04%)			E-Commerce - Services (continued)
Carnival Corp	2,519 $	80	Priceline.com Inc (a)	632 $	138
					574
Data Processing & Management (0.14%)
			Electric - Generation (0.05%)
Dun & Bradstreet Corp	416	35
			AES Corp/The (a)	7,406	99
Fidelity National Information Services Inc	4,417	104
Fiserv Inc (a)	2,624	127
			Electric - Integrated (2.47%)
		266	Allegheny Energy Inc	4,046	95
Dental Supplies & Equipment (0.07%)			American Electric Power Co Inc	8,968	312
DENTSPLY International Inc	2,878	101	CMS Energy Corp	1,819	28
Patterson Cos Inc (a)	736	21	Consolidated Edison Inc	2,184	99
		122	Constellation Energy Group Inc	5,695	200
			Dominion Resources Inc/VA	3,333	130
Dialysis Centers (0.04%)
DaVita Inc (a)	1,400	82	DTE Energy Co	1,307	57
			Duke Energy Corp	9,445	163
Disposable Medical Products (0.05%)			Edison International	2,100	73
CR Bard Inc	1,100	86	Entergy Corp	3,394	278
			Exelon Corp	28,228	1,379
Distribution & Wholesale (0.09%)			FirstEnergy Corp	4,500	209
Fastenal Co	1,000	42	FPL Group Inc	5,852	309
Genuine Parts Co	1,965	74	Northeast Utilities	1,391	36
WW Grainger Inc	495	48	Pepco Holdings Inc	3,500	59
		164	PG&E Corp	2,074	93
Diversified Banking Institutions (4.78%)			Pinnacle West Capital Corp	2,103	77
Bank of America Corp	195,761	2,948	PPL Corp	7,693	249
Citigroup Inc	144,711	479	Progress Energy Inc	2,819	116
Goldman Sachs Group Inc/The	6,541	1,105	Public Service Enterprise Group Inc	5,233	174
JP Morgan Chase & Co	89,854	3,744	SCANA Corp	875	33
Morgan Stanley	18,283	541	Southern Co	3,855	128
		8,817	TECO Energy Inc	7,399	120
			Wisconsin Energy Corp	927	46
Diversified Manufacturing Operations (3.31%)
			Xcel Energy Inc	4,526	96
3M Co	9,917	820
					4,559
Cooper Industries PLC	2,500	106
Danaher Corp	7,149	538	Electric Products - Miscellaneous (0.18%)
Dover Corp	1,478	61	Emerson Electric Co	7,414	316
Eaton Corp	11,550	735	Molex Inc	1,080	23
General Electric Co	210,126	3,179			339
Honeywell International Inc	8,717	342	Electronic Components - Miscellaneous (0.08%)
Illinois Tool Works Inc	3,358	161	Jabil Circuit Inc	1,465	25
ITT Corp	1,448	72	Tyco Electronics Ltd	5,000	123
Leggett & Platt Inc	1,238	25			148
Parker Hannifin Corp	1,275	69
			Electronic Components - Semiconductors (1.36%)
		6,108
			Advanced Micro Devices Inc (a)	8,400	81
E-Commerce - Products (0.40%)			Altera Corp	2,339	53
Amazon.com Inc (a)	5,411	728	Broadcom Corp	2,088	66
			Intel Corp	74,007	1,510
E-Commerce - Services (0.31%)
			LSI Corp (a)	5,187	31
eBay Inc (a)	6,462	152
			MEMC Electronic Materials Inc (a)	1,700	23
Expedia Inc	7,774	200
			Micron Technology Inc (a)	16,039	169
Liberty Media Corp - Interactive (a)	7,700	84

See accompanying notes

82

Schedule of Investments
LargeCap Blend Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electronic Components - Semiconductors			Finance - Credit Card (0.68%)
(continued)			American Express Co	29,595 $	1,199
National Semiconductor Corp	12,759 $	196
			Discover Financial Services	4,261	63
NVIDIA Corp (a)	5,200	97
					1,262
QLogic Corp (a)	937	18
Texas Instruments Inc	8,164	213	Finance - Investment Banker & Broker (0.49%)
Xilinx Inc	2,193	55	Charles Schwab Corp/The	44,849	844
		2,512	TD Ameritrade Holding Corp (a)	3,200	62
					906
Electronic Connectors (0.03%)
Amphenol Corp	1,360	63	Finance - Other Services (0.28%)
			CME Group Inc	778	262
Electronic Forms (0.06%)			IntercontinentalExchange Inc (a)	1,280	144
Adobe Systems Inc (a)	3,078	113	NASDAQ OMX Group Inc/The (a)	2,126	42
			NYSE Euronext	2,500	63
Electronic Measurement Instruments (0.05%)					511
Agilent Technologies Inc (a)	3,000	93
			Food - Confectionery (0.09%)

Electronics - Military (0.04%)			Hershey Co/The	1,317	47
L-3 Communications Holdings Inc	925	80	JM Smucker Co/The	1,806	112
					159
Energy - Alternate Sources (0.57%)
			Food - Dairy Products (0.01%)
First Solar Inc (a)	7,700	1,043
			Dean Foods Co (a)	1,431	26

Engineering - Research & Development Services (0.15%)
			Food - Meat Products (0.01%)
Fluor Corp	3,328	150
			Hormel Foods Corp	554	21
Foster Wheeler AG (a)	1,600	47
Jacobs Engineering Group Inc (a)	984	37	Food - Miscellaneous/Diversified (1.90%)
McDermott International Inc (a)	2,100	50	Campbell Soup Co	5,000	169
		284	General Mills Inc	1,575	111

Engines - Internal Combustion (0.04%)			HJ Heinz Co	1,914	82
Cummins Inc	1,604	74	Kellogg Co	32,157	1,711
			Kraft Foods Inc	18,363	499
Enterprise Software & Services (0.51%)			McCormick & Co Inc/MD	25,490	921
BMC Software Inc (a)	1,461	58			3,493
CA Inc	14,767	332
			Food - Retail (0.13%)
Oracle Corp	22,481	552
			Kroger Co/The	3,154	65
		942
			Safeway Inc	3,313	70
Entertainment Software (0.03%)			SUPERVALU Inc	1,684	21
Electronic Arts Inc (a)	2,900	51	Whole Foods Market Inc (a)	3,014	83
					239
Fiduciary Banks (0.40%)
Bank of New York Mellon Corp/The	12,124	339	Food - Wholesale & Distribution (0.13%)
			Sysco Corp	8,692	243
Northern Trust Corp	2,500	131
State Street Corp	6,192	270
			Forestry (0.09%)
		740
			Plum Creek Timber Co Inc	1,293	49
Filtration & Separation Products (0.02%)			Weyerhaeuser Co	2,500	108
Pall Corp	936	34			157

			Gas - Distribution (0.30%)
Finance - Consumer Loans (0.04%)
			CenterPoint Energy Inc	16,075	233
SLM Corp (a)	6,500	73
			Nicor Inc	356	15
			NiSource Inc	7,788	120

See accompanying notes

83

Schedule of Investments LargeCap Blend Account II

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Gas - Distribution (continued)			Investment Management & Advisory Services (0.31%)
Sempra Energy	3,190 $	179	Ameriprise Financial Inc	2,026 $	79
		547	Federated Investors Inc	700	19
			Franklin Resources Inc	859	91
Gold Mining (0.62%)
Eldorado Gold Corp (a)	3,500	49	Invesco Ltd	8,309	195
Newmont Mining Corp	23,120	1,094	Janus Capital Group Inc	5,600	75
		1,143	T Rowe Price Group Inc	2,036	108
					567
Hazardous Waste Disposal (0.06%)
Stericycle Inc (a)	1,900	105	Life & Health Insurance (0.43%)
			Aflac Inc	7,289	337
Home Decoration Products (0.37%)			Lincoln National Corp	2,000	50
Newell Rubbermaid Inc	45,336	680	Prudential Financial Inc	6,563	327
			Torchmark Corp	655	29
Hotels & Motels (0.14%)			Unum Group	2,635	51
Marriott International Inc/DE	6,748	184			794
Starwood Hotels & Resorts Worldwide Inc	1,200	44
			Linen Supply & Related Items (0.04%)
Wyndham Worldwide Corp	1,417	28
			Cintas Corp	2,945	77
		256
Human Resources (0.01%)			Machinery - Construction & Mining (0.11%)
Robert Half International Inc	900	24	Caterpillar Inc	3,483	198

Independent Power Producer (0.08%)			Machinery - Farm (0.18%)
NRG Energy Inc (a)	5,900	139	Deere & Co	6,048	327

Industrial Audio & Video Products (0.71%)			Machinery - Pumps (0.02%)
Dolby Laboratories Inc (a)	27,400	1,308	Flowserve Corp	440	42

Industrial Automation & Robots (0.13%)			Medical - Biomedical/Gene (1.60%)
Rockwell Automation Inc/DE	5,127	241	Amgen Inc (a)	11,720	663
			Biogen Idec Inc (a)	3,560	191
Industrial Gases (0.69%)			Celgene Corp (a)	24,038	1,338
Air Products & Chemicals Inc	10,396	843	Genzyme Corp (a)	1,554	76
Airgas Inc	647	31	Gilead Sciences Inc (a)	12,405	537
Praxair Inc	4,875	391	Life Technologies Corp (a)	1,200	63
		1,265	Millipore Corp (a)	437	32
Instruments - Scientific (0.17%)			Vertex Pharmaceuticals Inc (a)	1,200	51
PerkinElmer Inc	927	19			2,951
Thermo Fisher Scientific Inc (a)	3,647	174	Medical - Drugs (5.16%)
Waters Corp (a)	1,857	115	Abbott Laboratories	43,169	2,331
		308	Allergan Inc/United States	4,765	300
Insurance Brokers (0.23%)			Bristol-Myers Squibb Co	67,043	1,693
Aon Corp	6,482	249	Cephalon Inc (a)	800	50
Marsh & McLennan Cos Inc	7,567	167	Eli Lilly & Co	11,097	396
		416	Forest Laboratories Inc (a)	2,397	77
			King Pharmaceuticals Inc (a)	1,972	24
Internet Security (0.23%)
			Merck & Co Inc	38,442	1,405
McAfee Inc (a)	5,000	203
			Novartis AG ADR	29,060	1,582
Symantec Corp (a)	3,945	71
			Pfizer Inc	91,171	1,658
VeriSign Inc (a)	6,233	151
					9,516
		425

See accompanying notes

84

Schedule of Investments
LargeCap Blend Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical - Generic Drugs (0.04%)			Metal - Iron (0.01%)
Mylan Inc/PA (a)	2,427 $	45	Cliffs Natural Resources Inc	400$	18
Watson Pharmaceuticals Inc (a)	838	33
		78	Metal Processors & Fabrication (0.13%)
			Precision Castparts Corp	2,085	230
Medical - HMO (0.67%)
Aetna Inc	5,446	173	Motorcycle/Motor Scooter (0.06%)
CIGNA Corp	2,300	81	Harley-Davidson Inc	4,200	106
Coventry Health Care Inc (a)	1,186	29
Humana Inc (a)	2,948	129	Multi-Line Insurance (0.54%)
UnitedHealth Group Inc	13,091	399	Allstate Corp/The	5,786	174
WellPoint Inc (a)	7,232	422	Assurant Inc	3,036	90
		1,233	Cincinnati Financial Corp	1,292	34
			Genworth Financial Inc (a)	3,700	42
Medical - Hospitals (0.04%)
			Hartford Financial Services Group Inc	4,656	108
Tenet Healthcare Corp (a)	13,538	73
			Loews Corp	5,593	203
Medical - Wholesale Drug Distribution (0.76%)			MetLife Inc	9,908	350
AmerisourceBergen Corp	41,283	1,076			1,001
Cardinal Health Inc	4,061	131	Multimedia (2.03%)
McKesson Corp	3,229	202	McGraw-Hill Cos Inc/The	4,802	161
		1,409	Meredith Corp	286	9
Medical Information Systems (0.02%)			News Corp - Class A	15,094	207
IMS Health Inc	1,448	30	News Corp - Class B	75,530	1,202
			Time Warner Inc	17,790	518
Medical Instruments (1.04%)			Viacom Inc (a)	3,517	105
Boston Scientific Corp (a)	20,498	185	Walt Disney Co/The	47,766	1,540
Edwards Lifesciences Corp (a)	9,040	785			3,742
Intuitive Surgical Inc (a)	300	91
			Networking Products (1.48%)
Medtronic Inc	14,070	619
			Cisco Systems Inc (a)	61,272	1,467
St Jude Medical Inc (a)	6,266	230
			Juniper Networks Inc (a)	47,596	1,269
		1,910
					2,736
Medical Laboratory & Testing Service (0.04%)
			Non-Ferrous Metals (0.00%)
Quest Diagnostics Inc	1,237	75
			Titanium Metals Corp (a)	671	8
Medical Products (2.39%)
			Non-Hazardous Waste Disposal (0.18%)
Baxter International Inc	7,318	429
			Republic Services Inc	8,960	254
Becton Dickinson and Co	1,256	99
			Waste Management Inc	2,384	80
CareFusion Corp (a)	3,150	79
					334
Covidien PLC	3,400	163
Hospira Inc (a)	2,279	116	Office Automation & Equipment (0.05%)
Johnson & Johnson	51,194	3,297	Pitney Bowes Inc	1,645	37
Stryker Corp	4,322	218	Xerox Corp	6,918	59
		4,401			96
Metal - Aluminum (0.07%)			Office Supplies & Forms (0.02%)
Alcoa Inc	7,753	125	Avery Dennison Corp	893	33

Metal - Copper (0.54%)			Oil - Field Services (1.56%)
Freeport-McMoRan Copper & Gold Inc	12,344	991	Baker Hughes Inc	6,263	254
			BJ Services Co	6,823	127
			Halliburton Co	38,389	1,155
			Schlumberger Ltd	18,323	1,193

See accompanying notes

85

Schedule of Investments
LargeCap Blend Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil - Field Services (continued)			Paper & Related Products (continued)
Smith International Inc	5,575 $	151	MeadWestvaco Corp	1,359 $	39
		2,880			903
Oil & Gas Drilling (0.53%)			Pharmacy Services (0.38%)
Diamond Offshore Drilling Inc	9,250	910	Express Scripts Inc (a)	3,978	344
Nabors Industries Ltd (a)	2,257	49	Medco Health Solutions Inc (a)	5,525	353
Rowan Cos Inc (a)	902	21			697
		980
			Pipelines (0.32%)
Oil Company - Exploration & Production (2.40%)			El Paso Corp	5,576	55
Anadarko Petroleum Corp	3,121	195	Spectra Energy Corp	13,740	282
Apache Corp	1,623	167	Williams Cos Inc	12,139	256
Cabot Oil & Gas Corp	3,021	132			593
Chesapeake Energy Corp	3,108	80
			Printing - Commercial (0.02%)
Denbury Resources Inc (a)	1,982	29	RR Donnelley & Sons Co	1,631	36
Devon Energy Corp	4,247	312
EOG Resources Inc	3,715	361	Property & Casualty Insurance (0.78%)
EQT Corp	1,040	46	Chubb Corp	5,311	261
Newfield Exploration Co (a)	30,600	1,476	Progressive Corp/The	44,730	805
Occidental Petroleum Corp	8,428	686	Travelers Cos Inc/The	7,278	363
Pioneer Natural Resources Co	912	44			1,429
Questar Corp	1,383	58
			Publishing - Newspapers (0.01%)
Range Resources Corp	1,400	70
			New York Times Co/The (a)	916	11
Southwestern Energy Co (a)	6,366	307
XTO Energy Inc	9,891	460	Quarrying (0.06%)
		4,423	Vulcan Materials Co	2,000	105
Oil Company - Integrated (5.83%)
			Real Estate Management & Services (0.02%)
Chevron Corp	26,666	2,053
			CB Richard Ellis Group Inc (a)	2,144	29
ConocoPhillips	15,539	794
Exxon Mobil Corp	77,189	5,263	Regional Banks (2.71%)
Hess Corp	3,952	239	Capital One Financial Corp	2,616	100
Marathon Oil Corp	4,502	140	Comerica Inc	1,199	36
Murphy Oil Corp	5,915	321	Fifth Third Bancorp	16,429	160
Petroleo Brasileiro SA ADR	17,010	811	KeyCorp	12,100	67
Suncor Energy Inc	3,900	138	PNC Financial Services Group Inc	4,380	231
Total SA ADR	15,330	982	SunTrust Banks Inc	3,500	71
		10,741	US Bancorp	24,493	552
Oil Field Machinery & Equipment (0.74%)			Wells Fargo & Co	139,908	3,776
Cameron International Corp (a)	1,934	81			4,993
FMC Technologies Inc (a)	3,300	191	Reinsurance (0.32%)
National Oilwell Varco Inc	24,659	1,087	Berkshire Hathaway Inc - Class A (a)	6	595
		1,359
Oil Refining & Marketing (0.05%)			REITS - Apartments (0.13%)
Tesoro Corp/Texas	1,108	15	Apartment Investment & Management Co	928	15
Valero Energy Corp	4,400	74	AvalonBay Communities Inc	1,833	150
		89	Equity Residential	2,177	74
					239
Paper & Related Products (0.49%)
International Paper Co	32,253	864	REITS - Diversified (0.00%)
			Vornado Realty Trust	4	-

See accompanying notes

86

Schedule of Investments LargeCap Blend Account II

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
REITS - Healthcare (0.09%)			Retail - Discount (1.70%)
HCP Inc	2,329 $	71	Big Lots Inc (a)	654$	19
Health Care REIT Inc	951	42	Costco Wholesale Corp	2,405	142
Ventas Inc	1,241	55	Family Dollar Stores Inc	1,110	31
		168	Target Corp	4,326	209
			Wal-Mart Stores Inc	51,236	2,739
REITS - Hotels (0.03%)
Host Hotels & Resorts Inc (a)	4,914	57			3,140
			Retail - Drug Store (0.59%)
REITS - Office Property (0.10%)			CVS Caremark Corp	18,770	605
Boston Properties Inc	2,700	181	Walgreen Co	12,935	475
					1,080
REITS - Regional Malls (0.20%)
Simon Property Group Inc	4,582	366	Retail - Jewelry (0.02%)
			Tiffany & Co	986	42
REITS - Shopping Centers (0.04%)
Kimco Realty Corp	5,690	77	Retail - Major Department Store (0.09%)
			JC Penney Co Inc	1,874	50
REITS - Storage (0.05%)			Sears Holdings Corp (a)	393	33
Public Storage	1,078	88	TJX Cos Inc	2,456	89
					172
REITS - Warehouse & Industrial (0.03%)
ProLogis	3,763	52	Retail - Office Supplies (1.14%)
			Office Depot Inc (a)	2,308	15
Retail - Apparel & Shoe (0.21%)			Staples Inc	85,178	2,094
Abercrombie & Fitch Co	696	24			2,109
Gap Inc/The	12,630	265	Retail - Regional Department Store (0.21%)
Ltd Brands Inc	2,123	41	Kohl's Corp (a)	6,071	327
Nordstrom Inc	1,308	49	Macy's Inc	3,345	56
		379			383
Retail - Auto Parts (0.12%)			Retail - Restaurants (0.77%)
AutoZone Inc (a)	1,138	180	Darden Restaurants Inc	1,107	39
O'Reilly Automotive Inc (a)	1,085	41	McDonald's Corp	13,812	862
		221	Starbucks Corp (a)	13,741	317
Retail - Automobile (0.01%)			Yum! Brands Inc	5,604	196
AutoNation Inc (a)	747	14			1,414
			Savings & Loans - Thrifts (0.05%)
Retail - Bedding (0.15%)
			Hudson City Bancorp Inc	3,752	52
Bed Bath & Beyond Inc (a)	7,383	285
			People's United Financial Inc	2,771	46
Retail - Building Products (0.70%)					98
Home Depot Inc	23,014	666	Schools (0.10%)
Lowe's Cos Inc	26,906	629	Apollo Group Inc (a)	2,412	146
		1,295	DeVry Inc	789	45
Retail - Computer Equipment (0.02%)					191
GameStop Corp (a)	1,308	29	Semiconductor Component - Integrated Circuits (0.02%)
			Marvell Technology Group Ltd (a)	1,900	39
Retail - Consumer Electronics (0.05%)
Best Buy Co Inc	1,996	79	Semiconductor Equipment (0.98%)
RadioShack Corp	992	19	Applied Materials Inc	19,361	270
		98	ASML Holding NV	43,070	1,468
			KLA-Tencor Corp	1,600	58

See accompanying notes

87

Schedule of Investments
LargeCap Blend Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Semiconductor Equipment (continued)			Transport - Services (continued)
Teradyne Inc (a)	1,385 $	15	FedEx Corp	3,308 $	276
		1,811	Ryder System Inc	439	18
			United Parcel Service Inc	18,904	1,085
Steel - Producers (0.18%)
AK Steel Holding Corp	867	18			1,498
Nucor Corp	4,120	192	Web Portals (1.17%)
United States Steel Corp	2,300	127	Google Inc (a)	3,182	1,973
		337	Yahoo! Inc (a)	10,381	174
					2,147
Telecommunication Equipment (0.04%)
Harris Corp	1,042	49	Wireless Equipment (1.58%)
Tellabs Inc	3,154	18	American Tower Corp (a)	18,618	804
		67	Crown Castle International Corp (a)	3,300	129
			Motorola Inc (a)	25,822	200
Telecommunication Equipment - Fiber Optics (0.92%)
Corning Inc	83,351	1,610	Qualcomm Inc	38,273	1,771
JDS Uniphase Corp (a)	10,725	88			2,904
		1,698	TOTAL COMMON STOCKS	$ 179,499
Telephone - Integrated (2.19%)			CONVERTIBLE PREFERRED STOCKS (0.21%)
AT&T Inc	79,641	2,232	Diversified Banking Institutions (0.21%)
CenturyTel Inc	2,363	86	Bank of America Corp	26,300	392
Frontier Communications Corp	2,483	19	TOTAL CONVERTIBLE PREFERRED STOCKS	$ 392
Qwest Communications International Inc	11,799	50
				Principal
Sprint Nextel Corp (a)	50,800	186
				Amount	Value
Verizon Communications Inc	43,108	1,428		(000's)	(000's)
Windstream Corp	3,548	39
			REPURCHASE AGREEMENTS (1.08%)
		4,040
			Diversified Banking Institutions (1.08%)
Tobacco (1.73%)			Investment in Joint Trading Account; Bank
Altria Group Inc	23,337	458	of America Repurchase Agreement;
			0.005% dated 12/31/09 maturing 01/04/10
Lorillard Inc	1,001	80
			(collateralized by Sovereign Agency
Philip Morris International Inc	54,856	2,644	Issues; $889,000; 0.00% - 3.75%; dated
		3,182	01/26/10 - 04/15/26)	$ 872$	872
			Investment in Joint Trading Account;
Tools - Hand Held (0.05%)
			Deutsche Bank Repurchase Agreement;
Snap-On Inc	454	19	0.01% dated 12/31/09 maturing 01/04/10
Stanley Works/The	1,528	79	(collateralized by Sovereign Agency
		98	Issues; $274,000; 0.00% - 4.75%; dated
			02/22/10 - 11/19/12)	268	268
Toys (0.10%)			Investment in Joint Trading Account;
Hasbro Inc	3,899	125	Morgan Stanley Repurchase Agreement;
Mattel Inc	2,863	57	0.01% dated 12/31/09 maturing 01/04/10
			(collateralized by Sovereign Agency
		182
			Issues; $862,000; 0.00% - 0.90%; dated
Transport - Rail (1.03%)			01/15/10 - 04/08/10)	845	845
Burlington Northern Santa Fe Corp	1,263	125			1,985
CSX Corp	4,294	208	TOTAL REPURCHASE AGREEMENTS	$ 1,985
Norfolk Southern Corp	21,540	1,129
			Total Investments	$ 181,876
Union Pacific Corp	6,791	434
			Other Assets in Excess of Liabilities, Net - 1.32%		2,441
		1,896
			TOTAL NET ASSETS - 100.00%	$ 184,317
Transport - Services (0.81%)
CH Robinson Worldwide Inc	1,200	70
Expeditors International of Washington Inc	1,400	49

See accompanying notes

88

Schedule of Investments LargeCap Blend Account II

December 31, 2009

(a) Non-Income Producing Security Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 22,402
Unrealized Depreciation	(21,547)
Net Unrealized Appreciation (Depreciation)	855
Cost for federal income tax purposes	181,021
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector	Percent
Consumer, Non-cyclical	23.05%
Financial	14.22%
Energy	12.23%
Technology	12.22%
Communications	11.17%
Industrial	10.47%
Consumer, Cyclical	8.28%
Basic Materials	4.14%
Utilities	2.90%
Other Assets in Excess of Liabilities, Net	1.32%
TOTAL NET ASSETS	100.00%
Other Assets Summary (unaudited)
Asset Type	Percent
Futures	2.86%

	Futures Contracts
				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)
S&P 500; March 2010	Buy	19	$ 5,264	$ 5,276	$ 12
All dollar amounts are shown in thousands (000's)

See accompanying notes

89

Schedule of Investments
LargeCap Growth Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (97.88%)			COMMON STOCKS (continued)
Agricultural Chemicals (0.86%)			Electronic Components - Semiconductors
Potash Corp of Saskatchewan Inc	19,300$	2,094	(continued)
			NVIDIA Corp (a)	227,501 $	4,250
Auto - Car & Light Trucks (2.51%)					11,892
Ford Motor Co (a)	608,431	6,084	Electronic Connectors (2.07%)
			Amphenol Corp	108,477	5,009
Beverages - Non-Alcoholic (4.06%)
Dr Pepper Snapple Group Inc	82,400	2,332	Finance - Credit Card (2.26%)
Hansen Natural Corp (a)	74,672	2,867	American Express Co	135,300	5,482
PepsiCo Inc	76,300	4,639
		9,838	Food - Retail (1.14%)
			Whole Foods Market Inc (a)	100,700	2,764
Casino Hotels (1.05%)
Las Vegas Sands Corp (a)	170,800	2,552
			Gold Mining (1.53%)
			Newmont Mining Corp	78,300	3,704
Casino Services (1.16%)
International Game Technology	149,500	2,806
			Instruments - Scientific (2.45%)
			Thermo Fisher Scientific Inc (a)	124,700	5,947
Chemicals - Diversified (0.97%)
Dow Chemical Co/The	85,400	2,360
			Machinery - Construction & Mining (1.17%)
			Caterpillar Inc	49,800	2,838
Commercial Services - Finance (6.88%)
Mastercard Inc	33,134	8,482
			Medical - Biomedical/Gene (2.83%)
Visa Inc	93,474	8,175
			Amgen Inc (a)	75,300	4,260
		16,657
			Life Technologies Corp (a)	49,800	2,601
Computer Services (1.01%)					6,861
Cognizant Technology Solutions Corp (a)	53,900	2,442
			Medical - Generic Drugs (2.07%)
			Mylan Inc/PA (a)	272,500	5,022
Computers (7.04%)
Apple Inc (a)	59,022	12,446
			Medical - HMO (0.92%)
Hewlett-Packard Co	89,443	4,607
			UnitedHealth Group Inc	73,200	2,231
		17,053
Cosmetics & Toiletries (3.01%)			Medical Instruments (3.68%)
Estee Lauder Cos Inc/The	84,249	4,074	Intuitive Surgical Inc (a)	21,449	6,506
Procter & Gamble Co	52,900	3,208	Medtronic Inc	54,900	2,414
		7,282			8,920
Diversified Banking Institutions (6.71%)			Metal - Copper (1.89%)
Bank of America Corp	327,625	4,934	Freeport-McMoRan Copper & Gold Inc	56,900	4,568
Goldman Sachs Group Inc/The	35,138	5,933
			Networking Products (2.85%)
Morgan Stanley	182,000	5,387
			Cisco Systems Inc (a)	288,211	6,900
		16,254
E-Commerce - Products (3.48%)			Oil Company - Exploration & Production (1.52%)
Amazon.com Inc (a)	62,600	8,421	Chesapeake Energy Corp	142,300	3,683

E-Commerce - Services (4.11%)			Regional Banks (4.13%)
eBay Inc (a)	196,300	4,621	Capital One Financial Corp	130,816	5,015
Priceline.com Inc (a)	24,400	5,331	Wells Fargo & Co	185,100	4,996
		9,952			10,011
Electronic Components - Semiconductors (4.91%)			Retail - Apparel & Shoe (1.09%)
Broadcom Corp	243,000	7,642	Gap Inc/The	126,100	2,642

See accompanying notes

90

Schedule of Investments
LargeCap Growth Account
December 31, 2009

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)
COMMON STOCKS (continued)			REPURCHASE AGREEMENTS (continued)
Retail - Bedding (1.67%)			Diversified Banking Institutions (continued)
Bed Bath & Beyond Inc (a)	104,700 $	4,045	Investment in Joint Trading Account;
			Morgan Stanley Repurchase Agreement;
Retail - Building Products (1.89%)			0.01% dated 12/31/09 maturing 01/04/10
Home Depot Inc	158,600	4,588	(collateralized by Sovereign Agency
			Issues; $2,318,000; 0.00% - 0.90%; dated
			01/15/10 - 04/08/10)	$ 2,273$	2,273
Retail - Consumer Electronics (1.87%)
					5,340
Best Buy Co Inc	114,900	4,534
			TOTAL REPURCHASE AGREEMENTS	$ 5,340

Retail - Regional Department Store (2.42%)			Total Investments	$ 242,503
Kohl's Corp (a)	108,800	5,868
			Liabilities in Excess of Other Assets, Net - (0.08)%		(198)

Retail - Restaurants (1.54%)			TOTAL NET ASSETS - 100.00%	$ 242,305
Starbucks Corp (a)	161,700	3,729

			(a) Non-Income Producing Security
Schools (0.99%)
Apollo Group Inc (a)	39,700	2,405
			Unrealized Appreciation (Depreciation)
Semiconductor Component - Integrated Circuits (2.99%)			The net federal income tax unrealized appreciation (depreciation) and federal tax cost
			of investments held by the account as of the period end were as follows:
Marvell Technology Group Ltd (a)	348,800	7,238

			Unrealized Appreciation	$ 50,610
Transport - Services (0.98%)
			Unrealized Depreciation		(7,856)
FedEx Corp	28,500	2,378
			Net Unrealized Appreciation (Depreciation)		42,754
Web Hosting & Design (0.44%)			Cost for federal income tax purposes		199,749
Equinix Inc (a)	10,017	1,063	All dollar amounts are shown in thousands (000's)

Web Portals (3.73%)			Portfolio Summary (unaudited)
Google Inc (a)	14,590	9,046	Sector		Percent
TOTAL COMMON STOCKS	$ 237,163		Consumer, Non-cyclical		25.58%
			Technology		15.94%
	Principal		Financial		15.31%
	Amount	Value	Consumer, Cyclical		15.21%
	(000's)	(000's)	Communications		14.60%
			Industrial		6.67%
REPURCHASE AGREEMENTS (2.20%)
			Basic Materials		5.25%
Diversified Banking Institutions (2.20%)			Energy		1.52%
Investment in Joint Trading Account; Bank			Liabilities in Excess of Other Assets, Net		(0.08%)
of America Repurchase Agreement;			TOTAL NET ASSETS		100.00%
0.005% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $2,392,000; 0.00% - 3.75%; dated
01/26/10 - 04/15/26)	$ 2,345$	2,345
Investment in Joint Trading Account;
Deutsche Bank Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $736,000; 0.00% - 4.75%; dated
02/22/10 - 11/19/12)	722	722

See accompanying notes

91

Schedule of Investments
MidCap Blend Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (97.84%)			COMMON STOCKS (continued)
Advertising Sales (0.35%)			Diversified Manufacturing Operations (0.73%)
Lamar Advertising Co (a)	44,024 $	1,369	Tyco International Ltd	79,267 $	2,828

Aerospace & Defense Equipment (1.65%)			Diversified Operations (1.01%)
Alliant Techsystems Inc (a)	72,975	6,442	Leucadia National Corp (a)	166,064	3,951

Applications Software (1.03%)			E-Commerce - Services (0.62%)
Intuit Inc (a)	130,587	4,010	Liberty Media Corp - Interactive (a)	221,692	2,403

Beverages - Non-Alcoholic (0.60%)			Electric - Generation (0.80%)
PepsiCo Inc	38,643	2,350	AES Corp/The (a)	234,539	3,122

Broadcasting Services & Programming (7.03%)			Electric - Integrated (1.94%)
Discovery Communications Inc - A Shares (a)	230,485	7,069	Allegheny Energy Inc	168,797	3,963
Discovery Communications Inc - C Shares (a)	182,695	4,845	Constellation Energy Group Inc	36,497	1,284
Liberty Global Inc - A Shares (a)	194,710	4,266	SCANA Corp	60,641	2,285
Liberty Global Inc - B Shares (a)	153,123	3,346			7,532
Liberty Media Corp - Capital Series A (a)	284,848	6,802
			Electric - Transmission (0.07%)
Liberty Media Corp - Starz (a)	22,481	1,038	Brookfield Infrastructure Partners LP	15,417	259
		27,366
Cable/Satellite TV (2.51%)			Electronic Components - Miscellaneous (0.92%)
DIRECTV (a)	35,345	1,179	Gentex Corp	200,409	3,577
DISH Network Corp	412,956	8,577
			Electronic Components - Semiconductors (0.44%)
		9,756
			Microchip Technology Inc	59,236	1,721
Commercial Services (2.60%)
Iron Mountain Inc (a)	445,316	10,135	Energy - Alternate Sources (2.30%)
			Covanta Holding Corp (a)	494,328	8,942
Commercial Services - Finance (2.82%)
Automatic Data Processing Inc	32,807	1,405	Food - Miscellaneous/Diversified (1.11%)
Lender Processing Services Inc	99,018	4,026	Kellogg Co	81,262	4,323
Paychex Inc	37,752	1,157
Western Union Co/The	232,163	4,376	Food - Wholesale & Distribution (1.72%)
			Sysco Corp	239,342	6,687
		10,964
Consulting Services (1.93%)			Gas - Distribution (0.82%)
SAIC Inc (a)	395,724	7,495	National Fuel Gas Co	63,540	3,177

Consumer Products - Miscellaneous (1.86%)			Gold Mining (4.32%)
Clorox Co	118,843	7,249	Franco-Nevada Corp	228,421	6,122
			Newmont Mining Corp	196,528	9,298
Data Processing & Management (3.50%)			Royal Gold Inc	29,362	1,383
Broadridge Financial Solutions Inc	109,483	2,470			16,803
Dun & Bradstreet Corp	71,476	6,030
Fidelity National Information Services Inc	217,732	5,104	Independent Power Producer (0.96%)
			Calpine Corp (a)	338,940	3,728
		13,604
Dental Supplies & Equipment (1.05%)			Insurance Brokers (2.34%)
DENTSPLY International Inc	116,128	4,084	Aon Corp	78,420	3,007
			Brown & Brown Inc	189,855	3,412
Distribution & Wholesale (0.33%)			Marsh & McLennan Cos Inc	122,161	2,697
Fastenal Co	31,236	1,301			9,116

See accompanying notes

92

Schedule of Investments
MidCap Blend Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Invest Mgmnt/Advis Serv (1.36%)			Pipelines (continued)
Onex Corp	235,471 $	5,301	Williams Cos Inc	309,137 $	6,517
					11,716
Investment Companies (0.26%)
			Property & Casualty Insurance (4.25%)
RHJ International (a)	132,115	997
			Fidelity National Financial Inc	-	-
Investment Management & Advisory Services (0.70%)			Markel Corp (a)	22,619	7,690
Ameriprise Financial Inc	70,256	2,727	Mercury General Corp	71,609	2,811
			Progressive Corp/The	143,777	2,587
Linen Supply & Related Items (2.18%)			White Mountains Insurance Group Ltd	10,338	3,439
Cintas Corp	325,333	8,475			16,527

Medical - Drugs (1.58%)			Real Estate Operator & Developer (2.14%)
Valeant Pharmaceuticals International (a)	193,948	6,166	Brookfield Asset Management Inc	292,452	6,486
			Forest City Enterprises Inc (a)	155,501	1,832
Medical - HMO (0.86%)					8,318
Coventry Health Care Inc (a)	137,845	3,348	Reinsurance (2.14%)
			Everest Re Group Ltd	97,070	8,317
Medical - Outpatient & Home Medical Care (1.12%)
Lincare Holdings Inc (a)	117,259	4,353	Retail - Auto Parts (3.83%)
			AutoZone Inc (a)	14,200	2,244
Medical Instruments (1.07%)
			O'Reilly Automotive Inc (a)	332,312	12,668
St Jude Medical Inc (a)	112,935	4,154
					14,912
Medical Laboratory & Testing Service (3.00%)			Retail - Automobile (0.63%)
Laboratory Corp of America Holdings (a)	155,997	11,675	Copart Inc (a)	67,076	2,457

Medical Products (1.35%)			Retail - Major Department Store (1.31%)
Covidien PLC	110,131	5,274	TJX Cos Inc	139,859	5,112

Motion Pictures & Services (0.12%)			Retail - Restaurants (0.84%)
Ascent Media Corp (a)	18,782	480	McDonald's Corp	20,680	1,291
			Yum! Brands Inc	56,170	1,965
Multi-Line Insurance (2.55%)					3,256
Loews Corp	272,888	9,919
			Satellite Telecommunications (0.66%)
Oil - Field Services (0.29%)			EchoStar Holding Corp (a)	128,365	2,585
Weatherford International Ltd (a)	63,003	1,127
			Schools (1.22%)
Oil & Gas Drilling (0.58%)			Washington Post Co/The	10,831	4,761
Nabors Industries Ltd (a)	103,096	2,257
			Telephone - Integrated (1.18%)
Oil Company - Exploration & Production (9.60%)			Telephone & Data Systems Inc - Special
Cimarex Energy Co	148,893	7,887	Shares	119,097	3,597
Encore Acquisition Co (a)	199,369	9,574	Telephone & Data Systems Inc	29,100	987
EOG Resources Inc	52,414	5,100			4,584
EQT Corp	146,814	6,448	Textile - Home Furnishings (0.45%)
Newfield Exploration Co (a)	25,145	1,213	Mohawk Industries Inc (a)	36,922	1,758
Questar Corp	134,531	5,592
Rosetta Resources Inc (a)	77,472	1,544	Transport - Truck (0.14%)
		37,358	Heartland Express Inc	34,517	527
Pipelines (3.01%)
Spectra Energy Corp	253,502	5,199

See accompanying notes

93

Schedule of Investments
MidCap Blend Account
December 31, 2009

			Portfolio Summary (unaudited)
			Sector	Percent
	Shares	Value
	Held	(000's)	Consumer, Non-cyclical	23.90%
			Financial	16.89%
COMMON STOCKS (continued)			Energy	15.78%
Wireless Equipment (2.06%)			Communications	14.41%
American Tower Corp (a)	185,184$	8,002	Consumer, Cyclical	9.70%
			Technology	4.97%
TOTAL COMMON STOCKS	$ 380,737		Utilities	4.58%
	Principal		Basic Materials	4.32%
			Industrial	3.44%
	Amount	Value	Diversified	1.01%
	(000's)	(000's)	Other Assets in Excess of Liabilities, Net	1.00%
REPURCHASE AGREEMENTS (1.16%)			TOTAL NET ASSETS	100.00%
Diversified Banking Institutions (1.16%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement;
0.005% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $2,024,000; 0.00% - 3.75%; dated
01/26/10 - 04/15/26)	$ 1,985$	1,985
Investment in Joint Trading Account;
Deutsche Bank Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $623,000; 0.00% - 4.75%; dated
02/22/10 - 11/19/12)	611	611
Investment in Joint Trading Account;
Morgan Stanley Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $1,962,000; 0.00% - 0.90%; dated
01/15/10 - 04/08/10)	1,923	1,923
		4,519

TOTAL REPURCHASE AGREEMENTS	$ 4,519

Total Investments	$ 385,256
Other Assets in Excess of Liabilities, Net - 1.00%		3,905

TOTAL NET ASSETS - 100.00%	$ 389,161

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 51,758
Unrealized Depreciation		(47,816)
Net Unrealized Appreciation (Depreciation)		3,942
Cost for federal income tax purposes		381,314
All dollar amounts are shown in thousands (000's)

See accompanying notes

94

Schedule of Investments
Money Market Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
COMMERCIAL PAPER (87.09%)			COMMERCIAL PAPER (continued)
Agricultural Operations (1.63%)			Diversified Banking Institutions (continued)
Cargill Inc			JP Morgan Chase Funding Inc
0.14%, 2/ 2/2010 (a)	$ 1,870 $	1,870	0.30%, 4/ 1/2010 (a)	$ 1,500 $	1,499
0.15%, 2/ 3/2010 (a)	2,100	2,100	Royal Bank of Scotland Group PLC
0.15%, 2/ 9/2010 (a)	2,300	2,299	0.20%, 2/ 3/2010 (a)	1,800	1,800
		6,269	0.32%, 3/ 2/2010 (a)	2,000	1,999
			Societe Generale North America Inc
Beverages - Non-Alcoholic (1.75%)			0.22%, 1/15/2010	2,000	2,000
Coca-Cola Co/The			0.24%, 3/ 1/2010	2,000	1,999
0.22%, 1/ 6/2010 (a)	1,810	1,810
					10,496
0.18%, 3/17/2010 (a)	4,000	3,999
0.22%, 6/ 7/2010 (a)	950	949	Diversified Financial Services (3.31%)
		6,758	General Electric Capital
			0.20%, 2/ 5/2010	1,700	1,700
Chemicals - Diversified (2.33%)			4.28%, 2/ 9/2010	2,060	2,060
BASF AG			Nordea North America Inc/DE
0.42%, 1/29/2010	2,000	1,999	0.18%, 2/ 2/2010	2,000	2,000
BASF SE			0.19%, 2/24/2010	1,900	1,899
0.50%, 2/23/2010 (a)	2,000	1,999
			0.20%, 3/ 4/2010	1,900	1,899
0.65%, 7/ 9/2010 (a)	1,500	1,495
			Rabobank USA Financial Corp
EI du Pont de Nemours & Co			0.30%, 2/18/2010	1,200	1,199
0.43%, 6/22/2010 (a)	2,000	1,996
			0.32%, 3/10/2010	2,000	1,999
0.55%, 9/13/2010	1,500	1,494
					12,756
		8,983
			Electric - Integrated (4.54%)
Commercial Banks (7.96%)
			E.ON AG
Australia & New Zealand Banking Group Ltd			0.31%, 1/ 8/2010	2,100	2,100
0.15%, 1/ 8/2010 (a)	1,620	1,620
			0.21%, 2/11/2010 (a)	3,500	3,499
0.39%, 2/17/2010 (a)	1,500	1,499
			0.23%, 2/12/2010	2,000	1,999
0.22%, 4/23/2010 (a)	1,400	1,399
			0.25%, 4/ 6/2010 (a)	400	399
DnB NOR Bank ASA
0.22%, 1/14/2010 (a)	3,900	3,900	GDF Suez
			0.19%, 1/ 4/2010 (a)	2,000	2,000
0.25%, 1/28/2010 (a)	2,100	2,100
			0.19%, 1/20/2010 (a)	1,000	1,000
0.33%, 4/ 6/2010 (a)	2,000	1,998
			0.19%, 1/21/2010 (a)	2,000	2,000
0.30%, 6/30/2010 (a)	700	699
			0.19%, 1/27/2010 (a)	2,000	2,000
Skandinaviska Enskilda Banken AB
0.25%, 1/ 4/2010 (a)	1,900	1,900	0.20%, 2/ 1/2010 (a)	1,800	1,799
0.30%, 1/22/2010 (a)	1,900	1,900	0.20%, 2/ 2/2010 (a)	710	710
Standard Chartered Bank/New York					17,506
0.30%, 3/15/2010 (a)	1,800	1,799	Fiduciary Banks (2.13%)
0.27%, 3/18/2010 (a)	1,900	1,899	State Street Corp
0.55%, 4/12/2010 (a)	2,000	1,997	0.16%, 1/ 6/2010	2,000	2,000
0.35%, 6/ 1/2010 (a)	2,350	2,346	0.30%, 1/21/2010	2,200	2,200
Toronto-Dominion Holdings USA Inc			0.19%, 3/22/2010	2,000	1,999
0.35%, 3/15/2010 (a)	1,600	1,599	0.19%, 3/26/2010	2,000	1,999
Westpac Banking Corp					8,198
0.38%, 2/ 4/2010 (a)	2,000	1,999
0.27%, 2/ 8/2010	1,500	1,499	Finance - Auto Loans (7.43%)
0.38%, 2/22/2010 (a)	525	525	American Honda Finance Corp
			0.18%, 2/ 3/2010	1,700	1,700
		30,678
			0.15%, 2/ 8/2010	2,000	2,000
Diversified Banking Institutions (2.72%)			0.16%, 2/16/2010	2,000	2,000
Bank of America Corp			0.17%, 2/19/2010	2,000	2,000
0.20%, 3/11/2010	1,200	1,199	0.16%, 2/25/2010	2,000	1,999

See accompanying notes

95

Schedule of Investments
Money Market Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
COMMERCIAL PAPER (continued)			COMMERCIAL PAPER (continued)
Finance - Auto Loans (continued)			Finance - Other Services (1.15%)
PACCAR Financial Corp			Private Export Funding Corp
0.20%, 1/22/2010	$ 1,900 $	1,900	0.16%, 3/ 4/2010 (a)	$ 2,120 $	2,119
0.17%, 2/12/2010	1,200	1,200	0.34%, 3/ 9/2010 (a)	2,300	2,299
0.18%, 2/16/2010	2,100	2,099			4,418
0.18%, 2/19/2010	2,000	1,999
			Investment Management & Advisory Services (2.52%)
0.16%, 3/25/2010	1,940	1,939	BlackRock Inc
Toyota Motor Credit			0.19%, 1/ 7/2010 (a)	2,200	2,200
4.29%, 2/ 9/2010	1,000	1,000	0.20%, 1/22/2010 (a)	900	900
Toyota Motor Credit Corp			0.20%, 1/25/2010 (a)	2,500	2,500
0.24%, 1/28/2010	2,000	2,000
			0.20%, 1/26/2010 (a)	2,400	2,400
0.25%, 2/ 1/2010	1,500	1,500
			0.21%, 2/12/2010 (a)	1,700	1,699
0.23%, 2/25/2010	1,600	1,599
					9,699
0.27%, 3/ 4/2010	2,300	2,299
0.19%, 3/12/2010	1,400	1,399	Life & Health Insurance (1.56%)
		28,633	New York Life CAP Corp
			0.15%, 1/13/2010 (a)	2,100	2,100
Finance - Commercial (0.47%)			Prudential PLC
Caterpillar Financial Services Corp			0.37%, 4/ 5/2010 (a)	2,000	1,998
0.23%, 5/12/2010	1,795	1,793	0.38%, 4/ 7/2010 (a)	1,900	1,898
					5,996
Finance - Credit Card (0.97%)
American Express Credit			Machinery - Farm (0.41%)
0.22%, 2/22/2010	1,600	1,599	John Deere Credit Inc
0.27%, 3/ 3/2010	2,140	2,139	0.13%, 1/ 5/2010 (a)	1,600	1,600
		3,738
			Medical - Drugs (1.16%)
Finance - Investment Banker & Broker (4.20%)			Pfizer Investment Capital
BNP Paribas Finance Inc			0.50%, 2/10/2010	2,200	2,199
0.16%, 1/14/2010	880	880	0.47%, 2/17/2010	2,275	2,273
0.40%, 2/ 4/2010	3,900	3,899			4,472
0.43%, 2/10/2010	2,000	1,999
ING US Funding LLC			Money Center Banks (2.99%)
4.13%, 1/20/2010	2,000	1,999	Intesa Funding LLC
			0.10%, 1/11/2010	1,600	1,600
0.45%, 1/27/2010	925	925
			UBS Finance Delaware LLC
0.29%, 2/16/2010	2,300	2,299
			0.41%, 2/26/2010	1,200	1,199
0.24%, 3/19/2010	1,500	1,499
			0.37%, 3/29/2010	2,300	2,298
0.23%, 4/ 7/2010	1,200	1,199
			0.59%, 4/ 6/2010	1,000	998
0.32%, 6/28/2010	1,500	1,498
			0.57%, 4/ 9/2010	2,300	2,297
		16,197
			0.53%, 4/27/2010	1,840	1,837
Finance - Leasing Company (0.68%)			0.32%, 4/30/2010	1,300	1,298
River Fuel Co No.2 Inc					11,527
0.25%, 1/29/2010	1,512	1,512
River Fuel Funding			Reinsurance (2.53%)
0.25%, 1/15/2010	1,101	1,101	Swiss Re Treasury US Corp
			0.55%, 4/13/2010 (a)	2,000	1,997
		2,613
			0.78%, 7/ 8/2010 (a)	2,000	1,992
Finance - Mortgage Loan/Banker (1.16%)			0.75%, 7/12/2010 (a)	2,000	1,992
Federal Home Loan Bank Discount Notes			0.78%, 7/16/2010 (a)	2,000	1,991
0.41%, 1/ 5/2010	1,740	1,740
			0.72%, 8/23/2010 (a)	1,800	1,792
0.31%, 1/15/2010	2,750	2,750
					9,764
		4,490
See accompanying notes

96

Schedule of Investments

Money Market Account

December 31, 2009

	Principal			Principal

	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)

COMMERCIAL PAPER (continued)			COMMERCIAL PAPER (continued)

Special Purpose Banks (1.45%)			Special Purpose Entity (continued)

Dexia Delaware LLC			Park Avenue Receivables Corp (continued)
0.31%, 1/ 5/2010	$ 745 $	745	0.19%, 1/ 8/2010 (a)	$ 2,000 $	2,000

0.50%, 2/ 2/2010	1,700	1,699	0.16%, 1/12/2010 (a)	2,100	2,100

Kreditanstalt fuer Wiederaufbau			0.16%, 1/14/2010 (a)	2,200	2,200

0.13%, 2/ 8/2010 (a)	930	930	Prudential Funding Corp
0.13%, 3/19/2010 (a)	2,200	2,199	0.23%, 1/ 5/2010	1,900	1,900

		5,573	0.20%, 1/19/2010	2,000	2,000

			Ranger Funding Co LLC
Special Purpose Entity (27.79%)
			0.20%, 2/ 5/2010	1,500	1,500
CAFCO LLC
0.33%, 1/12/2010 (a)	2,300	2,300	0.25%, 2/24/2010 (a)	2,300	2,299

0.32%, 1/27/2010 (a)	1,900	1,899	0.21%, 3/16/2010 (a)	1,500	1,499

0.20%, 3/18/2010 (a)	1,000	999	0.20%, 3/17/2010 (a)	2,000	1,999

0.24%, 4/14/2010 (a)	750	749	Sheffield Receivables Corp
			0.21%, 1/ 7/2010 (a)	1,000	1,000
0.32%, 4/21/2010 (a)	2,000	1,998
			0.20%, 1/11/2010 (a)	1,500	1,500
0.30%, 6/ 8/2010 (a)	1,600	1,598
			0.20%, 1/13/2010 (a)	1,020	1,020
Calyon North America Inc
0.44%, 1/ 4/2010	2,000	2,000	0.19%, 2/10/2010 (a)	2,000	1,999

0.55%, 1/19/2010	1,100	1,100	0.19%, 2/19/2010 (a)	2,000	1,999

0.20%, 3/ 3/2010	1,400	1,399	0.19%, 2/25/2010 (a)	2,000	1,999

0.29%, 5/19/2010	1,500	1,498	Societe Generale North America Inc
			0.22%, 1/11/2010	2,300	2,300
0.255%, 5/28/2010	820	819
			0.20%, 2/11/2010	1,500	1,500
0.45%, 6/10/2010	2,000	1,996
			0.24%, 4/23/2010	1,800	1,799
Charta Corp
0.22%, 2/ 5/2010 (a)	2,400	2,399	Straight - A Funding LLC
			0.20%, 1/13/2010	1,200	1,200
0.35%, 3/ 2/2010 (a)	2,200	2,199
			0.19%, 1/19/2010	1,900	1,900
0.24%, 3/ 9/2010 (a)	900	900
			0.15%, 1/25/2010	2,500	2,500
0.43%, 4/ 1/2010 (a)	2,000	1,998
			0.16%, 2/ 1/2010	1,650	1,650
0.28%, 4/12/2010 (a)	2,300	2,298
			0.20%, 2/ 5/2010 (a)	2,000	2,000
CRC Funding LLC
0.18%, 1/12/2010 (a)	1,000	1,000	0.15%, 2/12/2010	300	300

0.32%, 1/27/2010 (a)	2,000	1,999	Yorktown Capital LLC
			0.17%, 1/13/2010 (a)	2,100	2,100
0.25%, 2/ 8/2010 (a)	2,400	2,399
			0.25%, 1/22/2010	2,100	2,100
0.20%, 2/18/2010 (a)	300	300
			0.23%, 2/ 8/2010 (a)	1,500	1,500
0.19%, 2/23/2010 (a)	1,250	1,250
			0.22%, 2/12/2010 (a)	1,515	1,515
0.38%, 4/ 5/2010	2,300	2,298
			0.20%, 4/12/2010 (a)	2,300	2,299
Danske Corp
0.16%, 1/22/2010 (a)	1,800	1,800			107,133

0.42%, 2/ 1/2010 (a)	1,300	1,299	Supranational Bank (2.55%)

Gemini Securitization Corp LLC			Corp Andina de Fomento
0.23%, 1/ 6/2010 (a)	1,770	1,770	0.46%, 4/ 8/2010 (a)	1,860	1,858

0.17%, 1/ 7/2010 (a)	1,500	1,500	0.55%, 5/13/2010 (a)	2,000	1,996

0.16%, 1/ 8/2010 (a)	1,240	1,240	0.66%, 6/ 7/2010 (a)	2,000	1,994

0.20%, 1/19/2010 (a)	1,000	1,000	0.65%, 6/ 8/2010	2,000	1,994

0.20%, 2/26/2010 (a)	2,100	2,099	0.68%, 6/21/2010 (a)	2,000	1,994

Metlife Funding Inc					9,836
1.03%, 1/18/2010 (b)	1,000	1,000
			Tobacco (1.70%)
0.13%, 1/19/2010	1,733	1,733
			Philip Morris International Inc
0.12%, 1/20/2010	1,760	1,760	0.27%, 3/25/2010 (a)	2,300	2,299

Park Avenue Receivables Corp			0.20%, 5/26/2010 (a)	2,300	2,298
0.19%, 1/ 7/2010 (a)	2,860	2,860

See accompanying notes

97

Schedule of Investments
Money Market Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
COMMERCIAL PAPER (continued)			BONDS (continued)
Tobacco (continued)			Asset Backed Securities (continued)
Philip Morris International Inc (continued)			John Deere Owner Trust
0.29%, 6/25/2010 (a)	$ 1,970 $	1,967	1.13%, 7/ 2/2010	$ 270 $	270
		6,564			1,503

TOTAL COMMERCIAL PAPER	$ 335,690		Automobile Sequential (0.94%)
			Bank of America Auto Trust
CERTIFICATE OF DEPOSIT (3.53%)			0.67%, 7/15/2010 (a)	730	730
Commercial Banks (1.04%)
			BMW Vehicle Lease Trust
Citibank NA			0.79%, 6/15/2010	1	1
0.50%, 3/ 1/2010	2,000	2,000
			Honda Auto Receivables Owner Trust
US Bank NA			1.32%, 5/17/2010 (c)	115	115
0.66%, 5/18/2010	2,000	2,000
			Hyundai Auto Receivables Trust
		4,000	0.36%, 9/15/2010	1,419	1,419
Diversified Financial Services (0.29%)			Nissan Auto Receivables Owner Trust
Nordea Bank			1.76%, 4/15/2010	40	40
1.07%, 5/21/2010	1,100	1,100	World Omni Automobile Lease Securitization
			Trust
Regional Banks (2.20%)			0.40%, 11/15/2010	1,315	1,315
Bank of America NA					3,620
0.46%, 1/12/2010	800	800	Medical Laboratory & Testing Service (0.33%)
0.35%, 1/26/2010	2,000	2,000	Roche Holdings Inc
0.44%, 2/18/2010	2,000	2,000	1.26%, 2/25/2010 (a)(c)	1,300	1,300
0.43%, 2/22/2010	2,000	2,000
0.45%, 6/14/2010	1,700	1,700	Regional Banks (0.52%)
		8,500	JPMorgan Chase Bank NA
			0.23%, 1/21/2010 (c)	2,000	2,000
TOTAL CERTIFICATE OF DEPOSIT	$ 13,600		TOTAL BONDS	$ 8,423

			MUNICIPAL BONDS (1.98%)
	Shares	Value
			California (0.41%)
	Held	(000's)
			California Statewide Communities
COMMON STOCKS (4.90%)			Development Authority Fannie Mae
Publicly Traded Investment Fund (4.90%)			0.40%, 12/15/2036	750	750
Cash Account Trust - Government & Agency			County of Sacramento CA Bayersiche
DWS Government Cash Securities Port			Landesbank
0.05, 12/31/2009	1,125,000	1,125	0.40%, 7/ 1/2022	705	705
Columbia Funds Series Trust - Columbia			San Jose Redevelopment Agency/CA JP
Money Market Reserves			Morgan Chase Bank
0.12, 12/31/2009	7,500,000	7,500	0.28%, 8/ 1/2028	125	125
FFI Government Fund					1,580
0.07, 12/31/2009	2,620,000	2,620
			Colorado (0.36%)
JP Morgan Prime Money Market Fund
0.11, 12/31/2009	7,635,000	7,635	City of Colorado Springs CO
			0.24%, 11/ 1/2027	700	700
		18,880
			Sheridan Redevelopment Agency Citibank NA
TOTAL COMMON STOCKS	$ 18,880		1.55%, 12/ 1/2029	700	700
	Principal				1,400
	Amount	Value	Illinois (0.23%)
	(000's)	(000's)	City of Chicago IL US Bank NA
BONDS (2.18%)			1.34%, 7/ 8/2010	900	900
Asset Backed Securities (0.39%)
Great America Leasing Receivables
0.50%, 11/15/2010 (a)	1,233	1,233

See accompanying notes

98

Schedule of Investments
Money Market Account
December 31, 2009

	Principal		(a)	Security exempt from registration under Rule 144A of the Securities Act
			of 1933. These securities may be resold in transactions exempt from
	Amount	Value	registration, normally to qualified institutional buyers. Unless otherwise
	(000's)	(000's)	indicated, these securities are not considered illiquid. At the end of the
MUNICIPAL BONDS (continued)			period, the value of these securities totaled $189,558 or 49.18% of net
Indiana (0.10%)			assets.
Ball State University Foundation Inc US Bank			(b) Security is Illiquid
NA			(c) Variable Rate. Rate shown is in effect at December 31, 2009.
0.28%, 9/ 1/2031	$ 400 $	400
			Portfolio Summary (unaudited)
Iowa (0.18%)			Sector	Percent
Iowa Finance Authority
			Financial	73.89%
0.30%, 3/ 1/2018	100	100	Consumer, Non-cyclical	6.58%
Iowa Finance Authority Dexia/Fannie			Exchange Traded Funds	4.90%
Mae/Ginnie Mae			Utilities	4.54%
0.26%, 1/ 1/2038	600	600	Government	3.98%
		700	Basic Materials	2.33%
			Asset Backed Securities	1.33%
Michigan (0.13%)			Insured	1.08%
Calvin College JP Morgan Chase			Revenue	0.71%
0.40%, 10/ 1/2037	500	500	Industrial	0.42%
			Tax Allocation	0.18%
			Other Assets in Excess of Liabilities, Net	0.06%
Minnesota (0.03%)
			TOTAL NET ASSETS	100.00%
St Paul Housing & Redevelopment Authority
0.35%, 1/ 1/2024	100	100

New York (0.19%)
New York State Housing Finance Agency
Fannie Mae
0.30%, 5/15/2033	720	720

Pennsylvania (0.20%)
Montgomery County Industrial Development
Authority/PA JP Morgan Chase
0.50%, 8/ 1/2037	750	750

Washington (0.15%)
Washington State Housing Finance Commission
0.28%, 7/ 1/2030	465	465
Washington State Housing Finance
Commission Fannie Mae
0.40%, 5/15/2033	105	105
		570

TOTAL MUNICIPAL BONDS	$ 7,620

U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (0.26%)
U.S. Treasury Bill (0.26%)
0.43%, 6/ 3/2010	1,010	1,008
TOTAL U.S. GOVERNMENT & GOVERNMENT
AGENCY OBLIGATIONS	$ 1,008
Total Investments	$ 385,221
Other Assets in Excess of Liabilities, Net - 0.06%		246

TOTAL NET ASSETS - 100.00%	$ 385,467

See accompanying notes

99

Schedule of Investments
Mortgage Securities Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (22.84%)			BONDS (continued)
Finance - Mortgage Loan/Banker (4.21%)			Mortgage Backed Securities (continued)
Fannie Mae			Wells Fargo Mortgage Backed Securities Trust
3.00%, 9/16/2014	$ 3,000 $	3,038	(continued)
Federal Farm Credit Bank			6.00%, 12/28/2037 (a)	$ 1,461 $	1,387
3.70%, 5/15/2013	2,500	2,629			43,541
Federal Home Loan Banks			Regional Agencies (0.14%)
7.38%, 2/12/2010	2,455	2,474
			US Department of Housing and Urban
4.50%, 9/16/2013	1,640	1,770	Development
		9,911	6.16%, 8/ 1/2011	317	318
Mortgage Backed Securities (18.49%)			TOTAL BONDS	$ 53,770
Banc of America Mortgage Securities Inc			U.S. GOVERNMENT & GOVERNMENT AGENCY
4.75%, 8/25/2033	857	857	OBLIGATIONS (73.19%)
5.50%, 5/25/2034	443	442	Federal Home Loan Mortgage Corporation
4.75%, 2/25/2035	1,844	1,831	(FHLMC) (35.09%)
			7.00%, 11/ 1/2012 (b)	6	6
Chase Mortgage Finance Corp
6.00%, 5/25/2035	1,940	1,608	6.00%, 1/ 1/2013 (b)	39	42
Citicorp Mortgage Securities Inc			7.00%, 1/ 1/2013 (b)	14	15
5.25%, 2/25/2035	2,911	2,890	6.50%, 11/ 1/2016 (b)	65	70
5.50%, 3/25/2035	1,270	1,261	6.00%, 4/ 1/2017 (b)	231	247
Countrywide Home Loan Mortgage Pass			6.00%, 4/ 1/2017 (b)	189	203
Through Trust			6.00%, 5/ 1/2017 (b)	218	234
5.00%, 11/25/2018	1,108	1,114	4.50%, 4/ 1/2018 (b)	507	528
5.25%, 5/25/2034	2,016	1,911	5.50%, 11/ 1/2018 (b)	668	713
5.75%, 12/25/2035	2,750	2,197	6.50%, 12/ 1/2021 (b)	177	193
Credit Suisse First Boston Mortgage Securities			6.50%, 4/ 1/2022 (b)	226	246
Corp
			6.50%, 5/ 1/2022 (b)	129	141
5.75%, 4/25/2033	831	803
			6.50%, 5/ 1/2023 (b)	37	40
Fannie Mae
8.70%, 12/25/2019	12	13	4.00%, 6/ 1/2024 (b)	1,917	1,932
8.00%, 4/25/2022	30	30	4.50%, 6/ 1/2024 (b)	1,897	1,952
5.00%, 2/25/2027	269	7	4.50%, 8/ 1/2024 (b)	2,829	2,911
5.50%, 2/25/2032	1,250	1,313	6.50%, 1/ 1/2028 (b)	16	17
7.00%, 4/25/2032	810	888	7.00%, 1/ 1/2028 (b)	196	219
Fannie Mae Grantor Trust			6.50%, 3/ 1/2029 (b)	29	31
7.30%, 5/25/2010	2,455	2,507	6.50%, 4/ 1/2029 (b)	318	346
Freddie Mac			8.50%, 7/ 1/2029 (b)	49	57
5.50%, 1/15/2033	840	888	8.00%, 12/ 1/2030 (b)	18	20
5.50%, 4/15/2033 (a)	1,640	1,723	7.50%, 2/ 1/2031 (b)	34	38
MASTR Alternative Loans Trust			6.00%, 5/ 1/2031 (b)	108	115
5.39%, 1/25/2020 (a)	1,112	1,039	7.00%, 6/ 1/2031 (b)	29	32
5.50%, 1/25/2020	2,380	2,358	6.50%, 10/ 1/2031 (b)	70	76
Prime Mortgage Trust			7.00%, 10/ 1/2031 (b)	34	38
4.75%, 10/25/2020 (a)	1,012	1,013
			6.50%, 1/ 1/2032 (b)	268	289
Residential Funding Mortgage Securities I
			7.00%, 4/ 1/2032 (b)	354	390
5.50%, 12/25/2033	2,450	2,476
			6.00%, 9/ 1/2032 (b)	165	176
Structured Asset Securities Corp
6.00%, 4/25/2033	3,088	3,116	5.50%, 11/ 1/2032 (b)	608	640
5.00%, 5/25/2035	2,347	2,244	5.00%, 2/ 1/2033 (b)	912	940
Wells Fargo Mortgage Backed Securities Trust			5.50%, 4/ 1/2033 (b)	1,186	1,248
5.50%, 5/25/2035	3,436	3,422	5.00%, 6/ 1/2033 (b)	948	977
5.75%, 10/25/2036 (a)	2,339	2,335	4.50%, 8/ 1/2033 (b)	478	480
6.00%, 4/25/2037	2,457	1,868	4.50%, 8/ 1/2033 (b)	552	555
			5.00%, 8/ 1/2033 (b)	1,647	1,695

See accompanying notes

100

Schedule of Investments
Mortgage Securities Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
U.S. GOVERNMENT & GOVERNMENT AGENCY			U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (continued)			OBLIGATIONS (continued)
Federal Home Loan Mortgage Corporation			Federal National Mortgage Association (FNMA)
(FHLMC) (continued)			(continued)
5.00%, 8/ 1/2033 (b)	$ 1,597 $	1,645	7.00%, 12/ 1/2028 (b)	$ 50 $	56
5.50%, 8/ 1/2033 (b)	1,178	1,242	6.50%, 2/ 1/2029 (b)	16	17
6.00%, 11/ 1/2033 (b)	531	569	6.50%, 3/ 1/2029 (b)	41	45
6.00%, 11/ 1/2033 (b)	535	574	6.50%, 4/ 1/2029 (b)	74	81
5.50%, 12/ 1/2033 (b)	1,474	1,551	7.00%, 4/ 1/2029 (b)	28	31
6.00%, 12/ 1/2033 (b)	501	536	6.50%, 7/ 1/2029 (b)	430	465
5.50%, 1/ 1/2034 (b)	1,030	1,083	7.50%, 11/ 1/2029 (b)	31	34
5.00%, 5/ 1/2034 (b)	1,907	1,961	9.00%, 9/ 1/2030 (b)	21	25
6.00%, 5/ 1/2034 (b)	967	1,032	6.50%, 6/ 1/2031 (b)	27	29
6.00%, 5/ 1/2034 (b)	1,689	1,792	6.50%, 6/ 1/2031 (b)	26	28
5.00%, 5/ 1/2035 (b)	1,014	1,042	6.00%, 8/ 1/2031 (b)	292	312
4.50%, 6/ 1/2035 (b)	2,499	2,502	7.00%, 11/ 1/2031 (b)	196	218
4.50%, 6/ 1/2035 (b)	2,563	2,580	6.50%, 1/ 1/2032 (b)	52	57
5.00%, 7/ 1/2035 (b)	4,511	4,634	6.50%, 3/ 1/2032 (b)	172	186
5.50%, 9/ 1/2035 (b)	1,735	1,824	6.50%, 3/ 1/2032 (b)	54	59
7.00%, 7/ 1/2036 (b)	1,465	1,599	6.50%, 4/ 1/2032 (b)	248	268
6.00%, 3/ 1/2037 (b)	2,017	2,145	6.50%, 8/ 1/2032 (b)	91	99
5.50%, 1/ 1/2038 (b)	2,413	2,531	6.50%, 11/ 1/2032 (b)	75	82
5.50%, 2/ 1/2038 (b)	3,095	3,238	6.50%, 11/ 1/2032 (b)	78	85
4.50%, 5/ 1/2039 (b)	1,943	1,940	6.50%, 12/ 1/2032 (b)	274	296
5.00%, 5/ 1/2039 (b)	2,794	2,868	5.50%, 2/ 1/2033 (b)	782	824
4.50%, 6/ 1/2039 (b)	2,955	2,951	6.50%, 2/ 1/2033 (b)	111	120
5.00%, 6/ 1/2039 (b)	3,333	3,421	5.50%, 5/ 1/2033 (b)	85	90
4.00%, 8/ 1/2039 (b)	2,651	2,559	5.50%, 5/ 1/2033 (b)	526	554
4.50%, 9/ 1/2039 (b)	2,979	2,975	5.50%, 6/ 1/2033 (b)	1,133	1,192
5.00%, 9/ 1/2039 (b)	3,127	3,209	5.50%, 2/ 1/2034 (b)	2,211	2,318
4.50%, 11/ 1/2039 (b)	2,975	2,970	6.00%, 2/ 1/2034 (b)	88	93
4.50%, 12/ 1/2039 (b)	3,500	3,495	5.50%, 4/ 1/2034 (b)	274	288
5.00%, 1/ 1/2040 (b)	3,500	3,593	5.00%, 6/ 1/2034 (b)	1,576	1,622
5.75%, 1/ 1/2037 (a)(b)	663	705	5.50%, 7/ 1/2034 (b)	603	631
		82,618	6.50%, 7/ 1/2034 (b)	255	275
			6.50%, 7/ 1/2034 (b)	613	661
Federal National Mortgage Association (FNMA) (24.94%)
6.00%, 12/ 1/2016 (b)	222	238	5.50%, 8/ 1/2034 (b)	628	658
5.50%, 1/ 1/2017 (b)	319	341	5.50%, 9/ 1/2034 (b)	2,011	2,108
6.00%, 8/ 1/2017 (b)	330	353	5.50%, 11/ 1/2035 (b)	2,017	2,119
5.50%, 12/ 1/2017 (b)	301	320	6.50%, 2/ 1/2036 (b)	1,288	1,378
5.50%, 5/ 1/2018 (b)	786	838	6.50%, 5/ 1/2036 (b)	1,414	1,517
5.00%, 6/ 1/2018 (b)	1,126	1,187	6.00%, 9/ 1/2036 (b)	2,066	2,198
5.00%, 10/ 1/2018 (b)	959	1,011	6.02%, 10/ 1/2036 (a)(b)	1,065	1,130
8.00%, 5/ 1/2022 (b)	3	3	6.00%, 4/ 1/2037 (b)	1,634	1,734
8.50%, 2/ 1/2023 (b)	2	2	6.00%, 5/ 1/2037 (b)	3,415	3,620
5.00%, 12/ 1/2023 (b)	2,859	2,991	6.00%, 7/ 1/2037 (b)	3,017	3,200
6.50%, 9/ 1/2024 (b)	96	103	6.00%, 9/ 1/2037 (b)	2,495	2,646
8.00%, 5/ 1/2027 (b)	91	103	5.50%, 3/ 1/2038 (b)	3,156	3,307
8.00%, 9/ 1/2027 (b)	20	23	5.50%, 3/ 1/2038 (b)	3,024	3,169
8.50%, 10/ 1/2027 (b)	68	78	6.00%, 5/ 1/2038 (b)	1,651	1,750
7.00%, 8/ 1/2028 (b)	75	84	5.50%, 6/ 1/2038 (b)	3,700	3,877
6.50%, 11/ 1/2028 (b)	11	12	5.00%, 4/ 1/2039 (b)	3,487	3,582

See accompanying notes

101

Schedule of Investments
Mortgage Securities Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
U.S. GOVERNMENT & GOVERNMENT AGENCY			U.S. GOVERNMENT & GOVERNMENT AGENCY
OBLIGATIONS (continued)			OBLIGATIONS (continued)
Federal National Mortgage Association (FNMA)			Government National Mortgage Association
(continued)			(GNMA) (continued)
4.00%, 5/ 1/2039 (b)	$ 1,960 $	1,894	4.50%, 9/20/2039	$ 3,326 $	3,328
		58,715			11,825

Government National Mortgage Association			U.S. Treasury (8.14%)
(GNMA) (5.02%)			4.50%, 2/28/2011	1,640	1,712
7.50%, 1/15/2023	2	2
			4.00%, 2/15/2014	1,640	1,754
7.50%, 1/15/2023	3	3
			4.75%, 5/15/2014	2,865	3,152
7.50%, 1/15/2023	2	2
			2.38%, 8/31/2014	5,000	4,963
7.50%, 2/15/2023	2	2
			4.88%, 8/15/2016	820	902
7.50%, 2/15/2023	4	5
			3.75%, 11/15/2018	3,000	3,000
7.50%, 2/15/2023	9	10
			3.38%, 11/15/2019	3,000	2,885
7.50%, 3/15/2023	5	6
			4.50%, 2/15/2036	820	808
7.50%, 3/15/2023	12	13
					19,176
7.50%, 4/15/2023	33	37
7.50%, 6/15/2023	6	6	TOTAL U.S. GOVERNMENT & GOVERNMENT
			AGENCY OBLIGATIONS	$ 172,334
7.50%, 6/15/2023	17	19
7.50%, 7/15/2023	1	1	REPURCHASE AGREEMENTS (3.82%)
7.50%, 9/15/2023	9	11	Diversified Banking Institutions (3.82%)
7.50%, 9/15/2023	5	6	Investment in Joint Trading Account; Bank
			of America Repurchase Agreement;
7.50%, 10/15/2023	26	29	0.005% dated 12/31/09 maturing 01/04/10
7.50%, 10/15/2023	12	14	(collateralized by Sovereign Agency
7.50%, 11/15/2023	13	14	Issues; $4,035,000; 0.00% - 3.75%; dated
8.00%, 7/15/2026	3	3	01/26/10 - 04/15/26)	$ 3,956$	3,956
8.00%, 8/15/2026	7	8	Investment in Joint Trading Account;
			Deutsche Bank Repurchase Agreement;
8.00%, 1/15/2027	3	4	0.01% dated 12/31/09 maturing 01/04/10
8.00%, 2/15/2027	1	1	(collateralized by Sovereign Agency
8.00%, 6/15/2027	1	1	Issues; $1,241,000; 0.00% - 4.75%; dated
7.00%, 1/15/2028	6	7	02/22/10 - 11/19/12)	1,217	1,217
			Investment in Joint Trading Account;
7.00%, 1/15/2028	7	7
			Morgan Stanley Repurchase Agreement;
7.00%, 1/15/2028	28	32	0.01% dated 12/31/09 maturing 01/04/10
7.00%, 1/15/2028	9	10	(collateralized by Sovereign Agency
7.00%, 1/15/2028	4	5	Issues; $3,911,000; 0.00% - 0.90%; dated
			01/15/10 - 04/08/10)	3,834	3,834
7.00%, 1/15/2029	41	46
					9,007
7.00%, 3/15/2029	23	25
7.75%, 12/15/2029	7	8	TOTAL REPURCHASE AGREEMENTS	$ 9,007

6.50%, 7/15/2032	179	193	Total Investments	$ 235,111
6.00%, 8/15/2034	1,115	1,187	Other Assets in Excess of Liabilities, Net - 0.15%		353
6.00%, 2/20/2029	49	52
			TOTAL NET ASSETS - 100.00%	$ 235,464
6.50%, 3/20/2031	58	63
6.50%, 4/20/2031	62	67
7.00%, 6/20/2031	33	37	(a)	Variable Rate. Rate shown is in effect at December 31, 2009.
6.00%, 5/20/2032 (a)	222	238	(b)	This entity was put into conservatorship by the U.S. Government in 2008.
5.50%, 7/20/2033	1,042	1,099	See footnote 3 for additional information.
6.00%, 7/20/2033	688	737
5.50%, 2/20/2034	884	930
5.50%, 3/20/2034	1,118	1,177
6.50%, 4/20/2034	135	144
6.00%, 6/20/2038	2,109	2,236

See accompanying notes

102

Schedule of Investments
Mortgage Securities Account
December 31, 2009
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 5,235
Unrealized Depreciation	(2,706)
Net Unrealized Appreciation (Depreciation)	2,529
Cost for federal income tax purposes	232,582
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector	Percent
Mortgage Securities	83.54%
Government	12.49%
Financial	3.82%
Other Assets in Excess of Liabilities, Net	0.15%
TOTAL NET ASSETS	100.00%

See accompanying notes

103

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (98.05%)			COMMON STOCKS (continued)
Aerospace & Defense (2.05%)			Building & Construction Products -
Boeing Co/The	23,936 $	1,296	Miscellaneous (0.51%)
			Simpson Manufacturing Co Inc	19,048 $	512
Northrop Grumman Corp	7,500	419
Teledyne Technologies Inc (a)	9,400	360
			Building Products - Cement & Aggregate (0.12%)
		2,075
			Cemex SAB de CV ADR (a)	10,234	121
Agricultural Chemicals (0.40%)
Potash Corp of Saskatchewan Inc	3,720	404	Cellular Telecommunications (0.17%)
			China Mobile Ltd ADR	3,800	176
Agricultural Operations (0.41%)
Archer-Daniels-Midland Co	13,150	412	Chemicals - Diversified (0.15%)
			FMC Corp	2,775	155
Airlines (0.77%)
Alaska Air Group Inc (a)	13,537	468	Commercial Banks (0.73%)
Cathay Pacific Airways Ltd ADR (a)	33,000	308	City National Corp/CA	8,751	399
		776	East West Bancorp Inc	11,993	189
			Westamerica Bancorporation	2,725	151
Apparel Manufacturers (0.52%)
					739
Columbia Sportswear Co	13,449	525
			Commercial Services - Finance (0.15%)
Applications Software (3.59%)			Visa Inc	1,795	157
Actuate Corp (a)	48,380	207
Microsoft Corp	104,761	3,194	Computer Aided Design (0.22%)
Quest Software Inc (a)	12,450	229	Autodesk Inc (a)	8,900	226
		3,630
			Computers (3.05%)
Athletic Footwear (1.32%)			Apple Inc (a)	3,300	696
Nike Inc	20,153	1,332	Hewlett-Packard Co	34,025	1,752
			IBM Corp	4,850	635
Auto - Car & Light Trucks (0.42%)
					3,083
Toyota Motor Corp ADR	5,014	422
			Computers - Integrated Systems (0.10%)
Auto - Medium & Heavy Duty Trucks (1.15%)			Echelon Corp (a)	8,354	97
PACCAR Inc	32,103	1,164
			Consumer Products - Miscellaneous (1.76%)
Auto/Truck Parts & Equipment - Original (0.51%)			Clorox Co	20,320	1,240
Johnson Controls Inc	19,075	520	Kimberly-Clark Corp	6,975	444
			WD-40 Co	3,000	97
Beverages - Non-Alcoholic (0.27%)					1,781
PepsiAmericas Inc	9,407	275
			Cosmetics & Toiletries (0.91%)
Beverages - Wine & Spirits (0.23%)			Alberto-Culver Co	7,204	211
Brown-Forman Corp	4,257	228	Procter & Gamble Co	11,725	711
					922
Building - Heavy Construction (0.46%)
			Dialysis Centers (0.60%)
Granite Construction Inc	13,925	469
			DaVita Inc (a)	10,300	605
Building - Mobile Home & Manufactured Housing (0.14%)
			Disposable Medical Products (0.07%)
Winnebago Industries (a)	11,818	144
			CR Bard Inc	850	66
Building - Residential & Commercial (0.18%)
			Diversified Banking Institutions (0.87%)
KB Home	13,200	181
			Barclays PLC ADR	3,725	65
			JP Morgan Chase & Co	19,604	817
					882

See accompanying notes

104

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Diversified Manufacturing Operations (0.91%)			Food - Retail (1.30%)
Crane Co	5,900 $	181	Dairy Farm International Holdings Ltd ADR	18,095$	540
General Electric Co	48,921	740	Kroger Co/The	13,165	270
		921	Safeway Inc	23,900	509
					1,319
E-Commerce - Products (0.62%)
Amazon.com Inc (a)	4,660	627	Forestry (1.81%)
			Plum Creek Timber Co Inc	12,000	453
Electric - Integrated (1.20%)			Weyerhaeuser Co	32,060	1,383
Edison International	12,050	419			1,836
PG&E Corp	17,800	795
			Gas - Distribution (1.53%)
		1,214
			Northwest Natural Gas Co	1,050	47
Electronic Components - Semiconductors (2.70%)			Sempra Energy	26,750	1,498
Intel Corp	68,480	1,397			1,545
LSI Corp (a)	40,455	243
			Hotels & Motels (0.42%)
Microchip Technology Inc	15,816	460
			Red Lion Hotels Corp (a)	85,560	423
QLogic Corp (a)	19,150	361
Supertex Inc (a)	9,093	271
			Human Resources (0.95%)
		2,732	AMN Healthcare Services Inc (a)	12,784	116
Electronic Design Automation (0.11%)			Resources Connection Inc (a)	15,012	318
Mentor Graphics Corp (a)	12,518	111	Robert Half International Inc	10,375	277
			TrueBlue Inc (a)	17,000	252
Electronic Forms (1.60%)					963
Adobe Systems Inc (a)	44,115	1,623
			Industrial Automation & Robots (0.03%)
Electronic Measurement Instruments (0.93%)			Intermec Inc (a)	2,350	30
FLIR Systems Inc (a)	3,850	126
			Instruments - Scientific (1.96%)
Itron Inc (a)	7,800	527
			Dionex Corp (a)	16,370	1,209
Trimble Navigation Ltd (a)	11,600	292
			FEI Co (a)	23,860	558
		945
			Waters Corp (a)	3,550	220
Engineering - Research & Development Services (0.75%)					1,987
Jacobs Engineering Group Inc (a)	20,121	757
			Internet Application Software (0.28%)
Enterprise Software & Services (1.41%)			Art Technology Group Inc (a)	62,403	281
Informatica Corp (a)	10,600	274
			Investment Management & Advisory Services (1.77%)
Omnicell Inc (a)	14,604	171
			Franklin Resources Inc	17,050	1,796
Oracle Corp	25,834	634
Sybase Inc (a)	8,000	347
			Lasers - Systems & Components (0.07%)
		1,426	Electro Scientific Industries Inc (a)	6,322	68
Fiduciary Banks (0.43%)
State Street Corp	10,075	439	Life & Health Insurance (1.04%)
			StanCorp Financial Group Inc	26,379	1,056
Finance - Investment Banker & Broker (2.00%)
Charles Schwab Corp/The	107,425	2,022	Machinery - Material Handling (0.26%)
			Cascade Corp	9,561	263
Food - Miscellaneous/Diversified (1.01%)
Campbell Soup Co	5,975	202	Medical - Biomedical/Gene (1.82%)
General Mills Inc	8,635	611	Dendreon Corp (a)	9,275	244
Ralcorp Holdings Inc (a)	3,475	208	Gilead Sciences Inc (a)	20,799	900
		1,021	Life Technologies Corp (a)	10,246	535

See accompanying notes

105

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical - Biomedical/Gene (continued)			Non-Hazardous Waste Disposal (0.64%)
Martek Biosciences Corp (a)	8,326$	158	Waste Connections Inc (a)	19,450 $	648
		1,837
			Oil & Gas Drilling (0.17%)
Medical - Drugs (2.52%)
			Nabors Industries Ltd (a)	8,100	177
Allergan Inc/United States	24,399	1,537
Bristol-Myers Squibb Co	28,307	715	Oil Company - Exploration & Production (6.57%)
Forest Laboratories Inc (a)	9,402	302	Apache Corp	15,325	1,581
		2,554	Berry Petroleum Co	19,990	583
Medical - Generic Drugs (0.33%)			CNOOC Ltd ADR	2,325	361
Teva Pharmaceutical Industries Ltd ADR	2,325	130	Devon Energy Corp	12,425	913
Watson Pharmaceuticals Inc (a)	5,065	201	Occidental Petroleum Corp	30,842	2,509
		331	XTO Energy Inc	14,970	697
					6,644
Medical - HMO (0.12%)
Health Net Inc (a)	5,430	126	Oil Company - Integrated (3.93%)
			Chevron Corp	41,813	3,219
Medical - Nursing Homes (0.10%)			Total SA ADR	11,775	754
Sun Healthcare Group Inc (a)	10,733	98			3,973

Medical - Wholesale Drug Distribution (1.46%)			Oil Field Machinery & Equipment (0.14%)
McKesson Corp	23,700	1,481	Natural Gas Services Group Inc (a)	7,428	140

Medical Information Systems (0.09%)			Power Converter & Supply Equipment (0.05%)
Quality Systems Inc	1,529	96	Sunpower Corp - Class B (a)	2,581	54

Medical Instruments (1.01%)			Property & Casualty Insurance (0.28%)
Beckman Coulter Inc	10,723	702	Fidelity National Financial Inc	3,450	46
Techne Corp	4,671	320	Mercury General Corp	6,150	242
		1,022			288
Medical Products (1.95%)			Publicly Traded Investment Fund (0.12%)
Becton Dickinson and Co	4,032	318	iShares Russell 3000 Index Fund	1,800	118
Johnson & Johnson	13,591	876
			Regional Banks (2.22%)
Varian Medical Systems Inc (a)	16,550	775
			US Bancorp	10,075	227
		1,969
			Wells Fargo & Co	74,725	2,017
Metal Processors & Fabrication (0.76%)					2,244
Precision Castparts Corp	6,968	769
			REITS - Apartments (0.19%)
			Essex Property Trust Inc	2,250	188
Motorcycle/Motor Scooter (0.17%)
Harley-Davidson Inc	6,649	168
			REITS - Healthcare (1.13%)
			HCP Inc	25,000	764
Multi-Line Insurance (0.18%)
MetLife Inc	5,175	183	Nationwide Health Properties Inc	10,859	382
					1,146
Multimedia (1.62%)			REITS - Office Property (0.69%)
Walt Disney Co/The	50,945	1,643	Alexandria Real Estate Equities Inc	10,923	702

Networking Products (1.76%)			Respiratory Products (0.32%)
Cisco Systems Inc (a)	64,700	1,549	ResMed Inc (a)	6,150	321
Polycom Inc (a)	9,400	235
		1,784	Retail - Apparel & Shoe (1.44%)
			Nordstrom Inc	33,695	1,266

See accompanying notes

106

Schedule of Investments
Principal Capital Appreciation Account
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Apparel & Shoe (continued)			Transport - Services (1.41%)
Ross Stores Inc	4,475 $	191	Expeditors International of Washington Inc	41,098 $	1,427
		1,457
			Transport - Truck (0.35%)
Retail - Automobile (0.58%)
			Con-way Inc	10,146	354
Copart Inc (a)	15,971	585

			Travel Services (0.24%)
Retail - Building Products (0.34%)
			Ambassadors Group Inc	17,993	239
Home Depot Inc	11,950	346

			Ultra Sound Imaging Systems (0.29%)
Retail - Discount (2.03%)
			SonoSite Inc (a)	12,509	296
Costco Wholesale Corp	34,650	2,050

			Veterinary Diagnostics (0.59%)
Retail - Drug Store (0.22%)
			VCA Antech Inc (a)	23,775	592
CVS Caremark Corp	7,023	226

			Water (0.45%)
Retail - Restaurants (2.59%)
			California Water Service Group	12,300	453
Jack in the Box Inc (a)	16,061	316

McDonald's Corp	13,775	860	Water Treatment Systems (0.10%)
Starbucks Corp (a)	60,690	1,400	Energy Recovery Inc (a)	14,571	100
Yum! Brands Inc	1,350	47
		2,623	Web Portals (1.48%)
			Google Inc (a)	2,420	1,500
Savings & Loans - Thrifts (1.68%)
Washington Federal Inc	87,649	1,695
			Wireless Equipment (0.41%)
			Qualcomm Inc	8,975	415
Semiconductor Component - Integrated Circuits (0.25%)
Cypress Semiconductor Corp (a)	23,935	253
			Wound, Burn & Skin Care (0.15%)
			Obagi Medical Products Inc (a)	12,324	148
Semiconductor Equipment (0.67%)
Applied Materials Inc	42,973	599	TOTAL COMMON STOCKS	$ 99,207
Novellus Systems Inc (a)	3,300	77		Principal
		676		Amount	Value
				(000's)	(000's)
Steel - Producers (1.50%)
			REPURCHASE AGREEMENTS (1.39%)
Reliance Steel & Aluminum Co	13,000	562
			Diversified Banking Institutions (1.39%)
Schnitzer Steel Industries Inc	20,098	959
			Investment in Joint Trading Account; Bank
		1,521	of America Repurchase Agreement;
Steel Pipe & Tube (0.18%)			0.005% dated 12/31/09 maturing 01/04/10
			(collateralized by Sovereign Agency
Northwest Pipe Co (a)	6,710	180	Issues; $628,000; 0.00% - 3.75%; dated
			01/26/10 - 04/15/26)	$ 616$	616
Telephone - Integrated (2.96%)			Investment in Joint Trading Account;
AT&T Inc	58,850	1,650	Deutsche Bank Repurchase Agreement;
Verizon Communications Inc	40,600	1,345	0.01% dated 12/31/09 maturing 01/04/10
		2,995	(collateralized by Sovereign Agency
			Issues; $193,000; 0.00% - 4.75%; dated
Toys (0.46%)			02/22/10 - 11/19/12)	189	189
Mattel Inc	23,320	466

Transport - Equipment & Leasing (0.14%)
Greenbrier Cos Inc	13,548	141

Transport - Rail (0.28%)
Union Pacific Corp	4,400	281

See accompanying notes

107

Schedule of Investments Principal Capital Appreciation Account

December 31, 2009

Principal
	Amount	Value
	(000's)	(000's)
REPURCHASE AGREEMENTS (continued)
Diversified Banking Institutions (continued)
Investment in Joint Trading Account;
Morgan Stanley Repurchase Agreement;
0.01% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $609,000; 0.00% - 0.90%; dated
01/15/10 - 04/08/10)	$ 597$	597
1,402
TOTAL REPURCHASE AGREEMENTS	$ 1,402
Total Investments	$ 100,609
Other Assets in Excess of Liabilities, Net - 0.56%		569
TOTAL NET ASSETS - 100.00%	$ 101,178

(a) Non-Income Producing Security

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 31,253
Unrealized Depreciation	(2,693)
Net Unrealized Appreciation (Depreciation)	28,560
Cost for federal income tax purposes	72,049
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Consumer, Non-cyclical	18.31%
Financial	14.61%
Technology	13.79%
Consumer, Cyclical	13.49%
Industrial	11.96%
Energy	10.81%
Communications	9.31%
Basic Materials	3.87%
Utilities	3.17%
Exchange Traded Funds	0.12%
Other Assets in Excess of Liabilities, Net	0.56%
TOTAL NET ASSETS	100.00%

See accompanying notes

108

Schedule of Investments Real Estate Securities Account

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (99.69%)			COMMON STOCKS (continued)
Hotels & Motels (0.73%)			REITS - Regional Malls (continued)
Choice Hotels International Inc	17,900 $	567	Simon Property Group Inc	251,817 $	20,095
Marriott International Inc/DE	22,051	601	Taubman Centers Inc	88,453	3,176
		1,168			27,673

REITS - Apartments (11.02%)			REITS - Shopping Centers (9.22%)
American Campus Communities Inc	68,035	1,912	Acadia Realty Trust	118,078	1,992
AvalonBay Communities Inc	36,366	2,986	Federal Realty Investment Trust	75,138	5,088
Education Realty Trust Inc	33,550	162	Kimco Realty Corp	190,959	2,584
Equity Residential	152,865	5,164	Ramco-Gershenson Properties Trust	58,792	561
Essex Property Trust Inc	46,735	3,910	Saul Centers Inc	28,975	949
Home Properties Inc	75,020	3,579	Tanger Factory Outlet Centers	93,625	3,650
		17,713			14,824

REITS - Diversified (10.19%)			REITS - Single Tenant (0.53%)
Colonial Properties Trust	156,537	1,836	Realty Income Corp	32,900	852
Digital Realty Trust Inc	83,720	4,209
Entertainment Properties Trust	45,800	1,615	REITS - Storage (5.98%)
Liberty Property Trust	37,200	1,191	Public Storage	118,030	9,614
PS Business Parks Inc	22,117	1,107
			REITS - Warehouse & Industrial (4.47%)
Vornado Realty Trust	91,872	6,426
			AMB Property Corp	118,660	3,032
		16,384
			ProLogis	303,333	4,152
REITS - Healthcare (15.01%)					7,184
HCP Inc	244,179	7,457
			TOTAL COMMON STOCKS	$ 160,233
Health Care REIT Inc	97,022	4,300
Nationwide Health Properties Inc	116,740	4,107		Principal
Omega Healthcare Investors Inc	71,957	1,400		Amount	Value
Ventas Inc	156,789	6,858		(000's)	(000's)
		24,122	REPURCHASE AGREEMENTS (0.07%)
			Diversified Banking Institutions (0.07%)
REITS - Hotels (6.22%)			Investment in Joint Trading Account; Bank
Hospitality Properties Trust	125,359	2,972	of America Repurchase Agreement;
Host Hotels & Resorts Inc (a)	297,691	3,474	0.005% dated 12/31/09 maturing 01/04/10
LaSalle Hotel Properties	167,451	3,555	(collateralized by Sovereign Agency
			Issues; $53,000; 0.00% - 3.75%; dated
		10,001
			01/26/10 - 04/15/26)	$ 52$	52
REITS - Manufactured Homes (2.16%)			Investment in Joint Trading Account;
Equity Lifestyle Properties Inc	68,848	3,475	Deutsche Bank Repurchase Agreement;
			0.01% dated 12/31/09 maturing 01/04/10
			(collateralized by Sovereign Agency
REITS - Office Property (16.94%)
			Issues; $16,000; 0.00% - 4.75%; dated
Alexandria Real Estate Equities Inc	51,283	3,297	02/22/10 - 11/19/12)	16	16
Boston Properties Inc	134,715	9,035	Investment in Joint Trading Account;
Brandywine Realty Trust	236,824	2,700	Morgan Stanley Repurchase Agreement;
Corporate Office Properties Trust SBI MD	29,800	1,092	0.01% dated 12/31/09 maturing 01/04/10
			(collateralized by Sovereign Agency
Douglas Emmett Inc	132,789	1,892
			Issues; $51,000; 0.00% - 0.90%; dated
Mack-Cali Realty Corp	74,560	2,578	01/15/10 - 04/08/10)	50	50
SL Green Realty Corp	131,950	6,629			118
		27,223
			TOTAL REPURCHASE AGREEMENTS	$ 118
REITS - Regional Malls (17.22%)
			Total Investments	$ 160,351
CBL & Associates Properties Inc	255,099	2,467
			Other Assets in Excess of Liabilities, Net - 0.24%		384
General Growth Properties Inc	56,200	650
Macerich Co/The	35,758	1,285	TOTAL NET ASSETS - 100.00%	$ 160,735

See accompanying notes

109

Schedule of Investments Real Estate Securities Account

December 31, 2009

(a) Non-Income Producing Security Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 29,175
Unrealized Depreciation	(21,171)
Net Unrealized Appreciation (Depreciation)	8,004
Cost for federal income tax purposes	152,347
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Sector	Percent
Financial	99.03%
Consumer, Cyclical	0.73%
Other Assets in Excess of Liabilities, Net	0.24%
TOTAL NET ASSETS	100.00%

See accompanying notes

110

Schedule of Investments SAM Balanced Portfolio December 31, 2009

	Shares	Value
	Held	(000's)
INVESTMENT COMPANIES (100.01%)
Principal Funds, Inc. Institutional Class (22.99%)
Disciplined LargeCap Blend Fund (a)	3,835,099 $	42,454
High Yield Fund (a)	4,960,330	38,443
LargeCap Growth Fund II (a)	10,301,296	76,230
Preferred Securities Fund (a)	3,935,585	35,814
		192,941
Principal Variable Contracts Funds, Inc.
Class 1 (77.02%)
Diversified International Account (a)	4,749,550	53,385
Equity Income Account (a)	8,232,425	108,256
Income Account (a)	9,534,556	95,059
International Emerging Markets Account (a)	1,425,141	21,178
LargeCap Growth Account (a)	5,898,749	75,386
LargeCap Value Account III (a)	4,810,433	41,658
MidCap Blend Account (a)	933,537	29,173
Money Market Account (a)	2,421,320	2,421
Mortgage Securities Account (a)	11,240,736	113,194
Principal Capital Appreciation Account (a)	1,983,916	38,151
Real Estate Securities Account (a)	1,978,265	21,425
Short-Term Income Account (a)	6,660,415	16,385
SmallCap Growth Account II (a)(b)	1,749,594	15,396
SmallCap Value Account I (a)	1,417,172	15,320
		646,387
TOTAL INVESTMENT COMPANIES	$ 839,328
Total Investments	$ 839,328
Liabilities in Excess of Other Assets, Net - (0.01)%		(96)
TOTAL NET ASSETS - 100.00%	$ 839,232

(a)	Affiliated Security
(b)	Non-Income Producing Security
(c)	Purchases and Sales include transactions related to the acquisition of the MidCap Stock Account by the MidCap Blend Account.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 70,604
Unrealized Depreciation	(70,098)
Net Unrealized Appreciation (Depreciation)	506
Cost for federal income tax purposes	838,822
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	55.22%
Fixed Income Funds	35.90%
International Equity Funds	8.89%
Liabilities in Excess of Other Assets, Net	(0.01%)
TOTAL NET ASSETS	100.00%

See accompanying notes

111

Schedule of Investments
SAM Balanced Portfolio
December 31, 2009

Affiliated Securities

	December 31, 2008		Purchases (c)		Sales (c)		December 31, 2009
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	3,262,198 $	49,200	834,070	$ 8,511	261,169	$ 2,095	3,835,099 $	53,263
Diversified International Account	3,448,542	48,189	1,410,376	13,756	109,368	941	4,749,550	59,828
Equity Income Account	5,320,562	66,994	3,007,325	34,633	95,462	1,086	8,232,425	100,073
High Yield Fund	3,511,667	26,178	1,534,844	10,441	86,181	593	4,960,330	35,925
Income Account	5,577,507	52,917	4,174,838	40,653	217,789	2,087	9,534,556	91,426
International Emerging Markets	1,114,374	18,190	349,141	3,215	38,374	451	1,425,141	20,487
Account
LargeCap Growth Account	4,318,143	45,414	1,729,738	18,936	149,132	1,457	5,898,749	62,553
LargeCap Growth Fund II	7,955,588	62,616	2,575,828	16,114	230,120	1,333	10,301,296	76,657
LargeCap Value Account III	3,664,566	31,407	1,398,613	11,129	252,746	1,557	4,810,433	39,990
MidCap Blend Account	-	-	934,973	29,318	1,436	43	933,537	29,263
MidCap Stock Account	2,109,375	20,989	937,845	7,971	3,047,220	28,725	-	-
Money Market Account	2,947,110	2,947	57,499	57	583,289	583	2,421,320	2,421
Mortgage Securities Account	7,227,529	71,126	4,392,184	44,846	378,977	3,938	11,240,736	112,084
Preferred Securities Fund	2,776,416	24,362	1,202,918	8,843	43,749	354	3,935,585	32,787
Principal Capital Appreciation	1,386,357	20,907	625,443	10,018	27,884	443	1,983,916	30,322
Account
Real Estate Securities Account	1,587,036	22,356	499,990	4,492	108,761	716	1,978,265	24,804
Short-Term Income Account	5,359,722	13,137	1,780,331	4,382	479,638	1,169	6,660,415	16,324
SmallCap Growth Account II	1,359,197	8,877	450,747	3,385	60,350	385	1,749,594	11,624
SmallCap Value Account I	983,726	13,420	454,127	4,265	20,681	183	1,417,172	17,317
	$ 599,226			$ 274,965		$ 48,139	$ 817,148

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
		(000's)		(000's)			(000's)
Disciplined LargeCap Blend Fund	$ 571			$ (2,353)		$ -
Diversified International Account		1,953			(1,176)			-
Equity Income Account		4,769			(468)			-
High Yield Fund		2,985			(101)			-
Income Account		7,948			(57)			66
International Emerging Markets Account			279		(467)			-
LargeCap Growth Account			408		(340)			-
LargeCap Growth Fund II			292		(740)			-
LargeCap Value Account III		1,129			(989)			-
MidCap Blend Account			-		(12)			-
MidCap Stock Account			1,602		(235)			865
Money Market Account			6		-			-
Mortgage Securities Account		7,212			50			-
Preferred Securities Fund		2,072			(64)			-
Principal Capital Appreciation Account			475		(160)			-
Real Estate Securities Account			634		(1,328)			-
Short-Term Income Account			998		(26)			-
SmallCap Growth Account II			-		(253)			-
SmallCap Value Account I			260		(185)			-
	$ 33,593			$ (8,904)		$ 931

See accompanying notes

112

Schedule of Investments SAM Conservative Balanced Portfolio

December 31, 2009

	Shares	Value
	Held	(000's)
INVESTMENT COMPANIES (100.03%)
Principal Funds, Inc. Institutional Class (20.86%)
Disciplined LargeCap Blend Fund (a)	566,137 $	6,267
High Yield Fund (a)	1,426,779	11,058
LargeCap Growth Fund II (a)	1,374,517	10,171
Preferred Securities Fund (a)	878,054	7,990
		35,486
Principal Variable Contracts Funds, Inc.
Class 1 (79.17%)
Diversified International Account (a)	647,966	7,283
Equity Income Account (a)	1,076,868	14,161
Income Account (a)	3,038,009	30,289
International Emerging Markets Account (a)	203,960	3,031
LargeCap Growth Account (a)	783,174	10,009
LargeCap Value Account III (a)	593,435	5,139
MidCap Blend Account (a)	143,392	4,481
Money Market Account (a)	817,126	817
Mortgage Securities Account (a)	3,685,848	37,117
Principal Capital Appreciation Account (a)	282,228	5,427
Real Estate Securities Account (a)	298,904	3,237
Short-Term Income Account (a)	3,723,461	9,160
SmallCap Growth Account II (a)(b)	257,602	2,267
SmallCap Value Account I (a)	207,871	2,247
		134,665
TOTAL INVESTMENT COMPANIES	$ 170,151
Total Investments	$ 170,151
Liabilities in Excess of Other Assets, Net - (0.03)%		(48)
TOTAL NET ASSETS - 100.00%	$ 170,103

(a)	Affiliated Security
(b)	Non-Income Producing Security
(c)	Purchases and Sales include transactions related to the acquisition of the MidCap Stock Account by the MidCap Blend Account.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 12,825
Unrealized Depreciation	(12,154)
Net Unrealized Appreciation (Depreciation)	671
Cost for federal income tax purposes	169,480
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	56.69%
Domestic Equity Funds	37.28%
International Equity Funds	6.06%
Liabilities in Excess of Other Assets, Net	(0.03%)
TOTAL NET ASSETS	100.00%

See accompanying notes

113

Schedule of Investments
SAM Conservative Balanced Portfolio
December 31, 2009

Affiliated Securities

	December 31, 2008		Purchases (c)		Sales (c)		December 31, 2009
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	386,315 $	5,065	245,350	$ 2,355	65,528	$ 555	566,137 $	6,323
Diversified International Account	435,293	5,796	250,245	2,313	37,572	346	647,966	7,427
Equity Income Account	621,971	8,408	486,909	5,528	32,012	383	1,076,868	13,393
High Yield Fund	1,003,477	7,294	568,866	3,948	145,564	934	1,426,779	10,067
Income Account	1,637,345	16,167	1,603,994	15,679	203,330	1,958	3,038,009	29,720
International Emerging Markets	152,394	2,164	78,647	715	27,081	303	203,960	2,305
Account
LargeCap Growth Account	531,203	5,834	323,234	3,451	71,263	714	783,174	8,362
LargeCap Growth Fund II	985,146	7,410	505,508	2,998	116,137	670	1,374,517	9,359
LargeCap Value Account III	420,396	3,830	263,064	2,015	90,025	579	593,435	4,939
MidCap Blend Account	-	-	143,540	4,346	148	5	143,392	4,340
MidCap Stock Account	288,704	2,943	203,927	1,671	492,631	4,457	-	-
Money Market Account	666,831	667	275,795	276	125,500	126	817,126	817
Mortgage Securities Account	1,978,172	20,096	1,926,121	19,788	218,445	2,249	3,685,848	37,585
Preferred Securities Fund	636,254	5,265	330,395	2,430	88,595	617	878,054	6,856
Principal Capital Appreciation	176,993	2,874	124,325	1,910	19,090	282	282,228	4,373
Account
Real Estate Securities Account	188,829	2,401	132,729	1,090	22,654	168	298,904	3,065
Short-Term Income Account	2,357,758	5,801	1,826,782	4,486	461,079	1,128	3,723,461	9,132
SmallCap Growth Account II	193,558	1,348	91,500	670	27,456	176	257,602	1,742
SmallCap Value Account I	120,968	1,543	99,992	853	13,089	118	207,871	2,170
	$ 104,906			$ 76,522		$ 15,768	$ 161,975

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
		(000's)		(000's)			(000's)
Disciplined LargeCap Blend Fund	$ 84			$ (542)		$ -
Diversified International Account			271		(336)			-
Equity Income Account			620		(160)			-
High Yield Fund			813		(241)			-
Income Account		2,508			(168)			21
International Emerging Markets Account			41		(271)			-
LargeCap Growth Account			54		(209)			-
LargeCap Growth Fund II			39		(379)			-
LargeCap Value Account III			137		(327)			-
MidCap Blend Account			-		(1)			-
MidCap Stock Account			250		(157)			134
Money Market Account			2		-			-
Mortgage Securities Account			2,492		(50)			-
Preferred Securities Fund			462		(222)			-
Principal Capital Appreciation Account			68		(129)			-
Real Estate Securities Account			95		(258)			-
Short-Term Income Account			467		(27)			-
SmallCap Growth Account II			-		(100)			-
SmallCap Value Account I			41		(108)			-
	$ 8,444			$ (3,685)		$ 155

See accompanying notes

114

Schedule of Investments SAM Conservative Growth Portfolio

December 31, 2009

	Shares	Value
	Held	(000's)
INVESTMENT COMPANIES (100.03%)
Principal Funds, Inc. Institutional Class (22.78%)
Disciplined LargeCap Blend Fund (a)	1,183,357 $	13,100
High Yield Fund (a)	802,111	6,216
LargeCap Growth Fund II (a)	3,312,816	24,515
Preferred Securities Fund (a)	443,422	4,035
		47,866
Principal Variable Contracts Funds, Inc.
Class 1 (77.25%)
Diversified International Account (a)	1,655,976	18,613
Equity Income Account (a)	2,651,881	34,872
Income Account (a)	960,102	9,572
International Emerging Markets Account (a)	458,659	6,816
LargeCap Growth Account (a)	1,890,772	24,164
LargeCap Value Account III (a)	1,502,635	13,013
MidCap Blend Account (a)	373,107	11,660
Money Market Account (a)	1,031,135	1,031
Mortgage Securities Account (a)	1,156,658	11,648
Principal Capital Appreciation Account (a)	694,667	13,358
Real Estate Securities Account (a)	638,675	6,917
Short-Term Income Account (a)	473,952	1,166
SmallCap Growth Account II (a)(b)	529,976	4,664
SmallCap Value Account I (a)	443,615	4,795
		162,289
TOTAL INVESTMENT COMPANIES	$ 210,155
Total Investments	$ 210,155
Liabilities in Excess of Other Assets, Net - (0.03)%		(70)
TOTAL NET ASSETS - 100.00%	$ 210,085

(a)	Affiliated Security
(b)	Non-Income Producing Security
(c)	Purchases and Sales include transactions related to the acquisition of the MidCap Stock Account by the MidCap Blend Account.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 18,833
Unrealized Depreciation	(33,574)
Net Unrealized Appreciation (Depreciation)	(14,741)
Cost for federal income tax purposes	224,896
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	71.90%
Fixed Income Funds	16.03%
International Equity Funds	12.10%
Liabilities in Excess of Other Assets, Net	(0.03%)
TOTAL NET ASSETS	100.00%

See accompanying notes

115

Schedule of Investments
SAM Conservative Growth Portfolio
December 31, 2009

Affiliated Securities

	December 31, 2008		Purchases (c)		Sales (c)		December 31, 2009
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	1,410,866 $	22,860	78,072	$ 816	305,581	$ 2,613	1,183,357 $	18,471
Diversified International Account	1,654,500	25,624	183,054	1,761	181,578	1,794	1,655,976	23,950
Equity Income Account	2,500,238	29,008	365,505	4,230	213,862	2,508	2,651,881	30,539
High Yield Fund	856,699	6,234	93,111	633	147,699	1,001	802,111	5,744
Income Account	746,913	6,927	274,134	2,644	60,945	597	960,102	8,981
International Emerging Markets	461,656	8,979	56,324	556	59,321	791	458,659	8,252
Account
LargeCap Growth Account	1,920,300	21,441	168,262	1,832	197,790	2,075	1,890,772	20,892
LargeCap Growth Fund II	3,359,540	27,183	313,454	1,899	360,178	2,178	3,312,816	25,833
LargeCap Value Account III	1,514,865	13,616	203,740	1,533	215,970	1,485	1,502,635	12,975
MidCap Blend Account	-	-	378,743	12,400	5,636	173	373,107	12,184
MidCap Stock Account	1,162,321	11,872	192,286	1,676	1,354,607	13,210	-	-
Money Market Account	1,225,659	1,226	2,982	3	197,506	198	1,031,135	1,031
Mortgage Securities Account	1,142,046	11,043	189,895	1,925	175,283	1,821	1,156,658	11,248
Preferred Securities Fund	514,412	4,576	48,533	363	119,523	833	443,422	3,804
Principal Capital Appreciation	702,473	9,477	64,041	1,027	71,847	1,161	694,667	9,353
Account
Real Estate Securities Account	661,608	10,893	81,248	693	104,181	727	638,675	9,644
Short-Term Income Account	470,924	1,171	43,674	105	40,646	99	473,952	1,175
SmallCap Growth Account II	579,203	3,299	43,941	322	93,168	608	529,976	2,884
SmallCap Value Account I	408,349	6,419	58,568	525	23,302	228	443,615	6,529
	$ 221,848			$ 34,943		$ 34,100	$ 213,489

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
		(000's)		(000's)			(000's)
Disciplined LargeCap Blend Fund	$ 178			$ (2,592)		$ -
Diversified International Account		778			(1,641)			-
Equity Income Account		1,742			(191)			-
High Yield Fund		575			(122)			-
Income Account		884			7			8
International Emerging Markets Account		96			(492)			-
LargeCap Growth Account		157			(306)			-
LargeCap Growth Fund II		96			(1,071)			-
LargeCap Value Account III		413			(689)			-
MidCap Blend Account		-			(43)			-
MidCap Stock Account		690			(338)			362
Money Market Account		3			-			-
Mortgage Securities Account		876			101			-
Preferred Securities Fund		276			(302)			-
Principal Capital Appreciation Account		188			10			-
Real Estate Securities Account		228			(1,215)			-
Short-Term Income Account		86			(2)			-
SmallCap Growth Account II		-			(129)			-
SmallCap Value Account I		93			(187)			-
	$ 7,359			$ (9,202)		$ 370

See accompanying notes

116

Schedule of Investments SAM Flexible Income Portfolio

December 31, 2009

	Shares	Value
	Held	(000's)
INVESTMENT COMPANIES (99.90%)
Principal Funds, Inc. Institutional Class (20.52%)
Disciplined LargeCap Blend Fund (a)	384,989 $	4,262
High Yield Fund (a)	1,827,563	14,164
LargeCap Growth Fund II (a)	970,083	7,178
Preferred Securities Fund (a)	1,215,443	11,060
		36,664
Principal Variable Contracts Funds, Inc.
Class 1 (79.38%)
Diversified International Account (a)	445,524	5,008
Equity Income Account (a)	648,590	8,529
Income Account (a)	4,097,535	40,852
International Emerging Markets Account (a)	125,088	1,859
LargeCap Growth Account (a)	541,330	6,918
LargeCap Value Account III (a)	693,261	6,004
MidCap Blend Account (a)	132,696	4,147
Money Market Account (a)	181,288	181
Mortgage Securities Account (a)	4,565,653	45,976
Principal Capital Appreciation Account (a)	96,065	1,847
Real Estate Securities Account (a)	189,180	2,049
Short-Term Income Account (a)	6,484,017	15,951
SmallCap Growth Account II (a)(b)	147,084	1,294
SmallCap Value Account I (a)	117,721	1,273
		141,888
TOTAL INVESTMENT COMPANIES	$ 178,552
Total Investments	$ 178,552
Other Assets in Excess of Liabilities, Net - 0.10%		187
TOTAL NET ASSETS - 100.00%	$ 178,739

(a)	Affiliated Security
(b)	Non-Income Producing Security
(c)	Purchases and Sales include transactions related to the acquisition of the MidCap Stock Account by the MidCap Blend Account.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 14,471
Unrealized Depreciation	(10,912)
Net Unrealized Appreciation (Depreciation)	3,559
Cost for federal income tax purposes	174,993
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Fixed Income Funds	71.72%
Domestic Equity Funds	24.34%
International Equity Funds	3.84%
Other Assets in Excess of Liabilities, Net	0.10%
TOTAL NET ASSETS	100.00%

See accompanying notes

117

Schedule of Investments
SAM Flexible Income Portfolio
December 31, 2009

Affiliated Securities

	December 31, 2008		Purchases (c)		Sales (c)		December 31, 2009
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	345,594 $	4,695	177,216	$ 1,713	137,821	$ 1,149	384,989 $	4,316
Diversified International Account	396,970	6,165	143,195	1,386	94,641	871	445,524	5,517
Equity Income Account	503,361	5,736	274,736	3,148	129,507	1,445	648,590	7,227
High Yield Fund	1,508,947	10,490	633,146	4,411	314,530	2,121	1,827,563	12,552
Income Account	2,783,011	27,001	1,772,397	17,368	457,873	4,453	4,097,535	39,737
International Emerging Markets	108,708	1,834	64,211	607	47,831	552	125,088	1,269
Account
LargeCap Growth Account	481,013	4,524	197,465	2,120	137,148	1,397	541,330	5,117
LargeCap Growth Fund II	902,893	6,858	286,246	1,738	219,056	1,292	970,083	6,630
LargeCap Value Account III	700,575	5,986	252,601	1,917	259,915	1,719	693,261	5,372
MidCap Blend Account	-	-	134,927	3,920	2,231	70	132,696	3,841
MidCap Stock Account	370,516	3,546	161,691	1,344	532,207	4,600	-	-
Money Market Account	318,136	318	722	1	137,570	138	181,288	181
Mortgage Securities Account	3,192,288	31,983	1,867,267	19,140	493,902	5,093	4,565,653	45,949
Preferred Securities Fund	1,170,414	9,436	489,445	3,206	444,416	3,346	1,215,443	8,382
Principal Capital Appreciation	83,719	1,048	48,487	727	36,141	583	96,065	1,194
Account
Real Estate Securities Account	212,097	2,479	42,046	368	64,963	485	189,180	1,779
Short-Term Income Account	4,961,239	12,116	2,621,203	6,433	1,098,425	2,700	6,484,017	15,806
SmallCap Growth Account II	153,233	844	45,300	291	51,449	353	147,084	765
SmallCap Value Account I	113,077	1,412	39,082	321	34,438	310	117,721	1,148
	$ 136,471			$ 70,159		$ 32,677	$ 166,782

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
		(000's)		(000's)			(000's)
Disciplined LargeCap Blend Fund	$ 58			$ (943)		$ -
Diversified International Account			190		(1,163)			-
Equity Income Account			389		(212)			-
High Yield Fund		1,133			(228)			-
Income Account		3,598			(179)			31
International Emerging Markets Account			28		(620)			-
LargeCap Growth Account			40		(130)			-
LargeCap Growth Fund II			28		(674)			-
LargeCap Value Account III			170		(812)			-
MidCap Blend Account			-		(9)			-
MidCap Stock Account			239		(290)			127
Money Market Account			1		-			-
Mortgage Securities Account		3,181			(81)			-
Preferred Securities Fund			749		(914)			-
Principal Capital Appreciation Account			27		2			-
Real Estate Securities Account			64		(583)			-
Short-Term Income Account			891		(43)			-
SmallCap Growth Account II			-		(17)			-
SmallCap Value Account I			26		(275)			-
	$ 10,812			$ (7,171)		$ 158

See accompanying notes

118

Schedule of Investments SAM Strategic Growth Portfolio

December 31, 2009

	Shares	Value
	Held	(000's)
INVESTMENT COMPANIES (100.01%)
Principal Funds, Inc. Institutional Class (25.79%)
Disciplined LargeCap Blend Fund (a)	1,015,097 $	11,237
High Yield Fund (a)	767,577	5,948
LargeCap Growth Fund II (a)	2,114,170	15,645
		32,830
Principal Variable Contracts Funds, Inc.
Class 1 (74.22%)
Diversified International Account (a)	1,132,770	12,732
Equity Income Account (a)	1,688,331	22,202
International Emerging Markets Account (a)	322,801	4,797
LargeCap Growth Account (a)	1,208,655	15,447
LargeCap Value Account III (a)	1,167,780	10,113
MidCap Blend Account (a)	250,423	7,826
Money Market Account (a)	368,039	368
Principal Capital Appreciation Account (a)	472,101	9,078
Real Estate Securities Account (a)	426,320	4,617
Short-Term Income Account (a)	158,601	390
SmallCap Growth Account II (a)(b)	397,276	3,496
SmallCap Value Account I (a)	318,124	3,439
		94,505
TOTAL INVESTMENT COMPANIES	$ 127,335
Total Investments	$ 127,335
Liabilities in Excess of Other Assets, Net - (0.01)%		(14)
TOTAL NET ASSETS - 100.00%	$ 127,321

(a)	Affiliated Security
(b)	Non-Income Producing Security
(c)	Purchases and Sales include transactions related to the acquisition of the MidCap Stock Account by the MidCap Blend Account.

Unrealized Appreciation (Depreciation)

The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 12,553
Unrealized Depreciation	(23,875)
Net Unrealized Appreciation (Depreciation)	(11,322)
Cost for federal income tax purposes	138,657
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)

Fund Type	Percent
Domestic Equity Funds	80.97%
International Equity Funds	13.77%
Fixed Income Funds	5.27%
Liabilities in Excess of Other Assets, Net	(0.01%)
TOTAL NET ASSETS	100.00%

See accompanying notes

119

Schedule of Investments
SAM Strategic Growth Portfolio
December 31, 2009

Affiliated Securities

	December 31, 2008		Purchases (c)		Sales (c)		December 31, 2009
	Shares	Cost (000)	Shares	Cost (000)	Shares	Proceeds (000)	Shares	Cost (000)
Disciplined LargeCap Blend Fund	923,300 $	14,574	168,472	$ 1,596	76,675	$ 713	1,015,097 $	14,864
Diversified International Account	1,022,064	16,093	186,824	1,693	76,118	756	1,132,770	16,292
Equity Income Account	1,432,188	18,101	340,434	3,871	84,291	986	1,688,331	20,600
High Yield Fund	658,659	4,961	183,841	1,229	74,923	511	767,577	5,588
International Emerging Markets	313,960	5,554	49,570	455	40,729	510	322,801	5,131
Account
LargeCap Growth Account	1,085,144	12,112	222,123	2,356	98,612	1,023	1,208,655	13,256
LargeCap Growth Fund II	2,037,475	16,608	287,286	1,782	210,591	1,215	2,114,170	16,495
LargeCap Value Account III	1,052,679	9,156	216,162	1,668	101,061	685	1,167,780	9,806
MidCap Blend Account	-	-	254,172	8,156	3,749	115	250,423	8,012
MidCap Stock Account	713,941	7,234	179,353	1,517	893,294	8,554	-	-
Money Market Account	391,750	392	1,160	1	24,871	25	368,039	368
Principal Capital Appreciation	431,124	5,738	78,288	1,209	37,311	576	472,101	6,318
Account
Real Estate Securities Account	375,859	5,978	94,401	794	43,940	320	426,320	5,936
Short-Term Income Account	175,924	438	11,933	29	29,256	72	158,601	394
SmallCap Growth Account II	374,489	2,326	63,567	442	40,780	280	397,276	2,371
SmallCap Value Account I	267,440	4,200	71,633	618	20,949	199	318,124	4,445
	$ 123,465			$ 27,416		$ 16,540	$ 129,876

				Realized Gain/Loss		Realized Gain/Loss from
		Dividends		on Investments		Other Investment Companies
		(000's)		(000's)			(000's)
Disciplined LargeCap Blend Fund	$ 153			$ (593)		$ -
Diversified International Account		525			(738)			-
Equity Income Account		1,082			(386)			-
High Yield Fund		507			(91)			-
International Emerging Markets Account		67			(368)			-
LargeCap Growth Account		95			(189)			-
LargeCap Growth Fund II		61			(680)			-
LargeCap Value Account III		302			(333)			-
MidCap Blend Account		-			(29)			-
MidCap Stock Account		459			(197)			243
Money Market Account		1			-			-
Principal Capital Appreciation Account		124			(53)			-
Real Estate Securities Account		145			(516)			-
Short-Term Income Account		29			(1)			-
SmallCap Growth Account II		-			(117)			-
SmallCap Value Account I		66			(174)			-
	$ 3,616			$ (4,465)		$ 243

See accompanying notes

120

Schedule of Investments
Short-Term Income Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (87.58%)			BONDS (continued)
Aerospace & Defense (0.53%)			Computers (continued)
General Dynamics Corp			International Business Machines Corp
1.80%, 7/15/2011	$ 400 $	404	2.10%, 5/ 6/2013	$ 750 $	748
					1,535
Agricultural Operations (1.38%)
			Consumer Products - Miscellaneous (0.14%)
Cargill Inc
5.20%, 1/22/2013 (a)	1,000	1,060	Clorox Co
			5.00%, 3/ 1/2013	100	107
Applications Software (0.66%)
			Diversified Banking Institutions (6.62%)
Microsoft Corp
2.95%, 6/ 1/2014	500	505	Bank of America Corp
			6.25%, 4/15/2012	250	268
Asset Backed Securities (0.74%)			2.10%, 4/30/2012	1,000	1,009
Green Tree Home Improvement Loan Trust			Citigroup Inc
7.45%, 9/15/2025 (b)	8	6	5.50%, 8/27/2012	400	418
Merrill Lynch First Franklin Mortgage Loan			Goldman Sachs Group Inc/The
Trust			5.25%, 10/15/2013	500	531
0.93%, 10/25/2037 (c)	582	561	JP Morgan Chase & Co
		567	2.20%, 6/15/2012	1,000	1,014
			5.38%, 10/ 1/2012	750	811
Brewery (0.74%)
			Morgan Stanley
Anheuser-Busch InBev Worldwide Inc
			5.63%, 1/ 9/2012	500	528
7.20%, 1/15/2014 (a)	500	567
			1.95%, 6/20/2012	500	505
Cable/Satellite TV (0.70%)					5,084
Time Warner Cable Inc			Diversified Financial Services (1.06%)
5.40%, 7/ 2/2012	500	534	General Electric Capital Corp
			5.72%, 8/22/2011	800	814
Cellular Telecommunications (0.35%)
America Movil SA de CV			Diversified Manufacturing Operations (0.55%)
5.50%, 3/ 1/2014	250	265	Honeywell International Inc
			4.25%, 3/ 1/2013	400	420
Chemicals - Diversified (1.02%)
EI du Pont de Nemours & Co			Electric - Integrated (3.21%)
5.00%, 7/15/2013	500	538	Commonwealth Edison Co
3.25%, 1/15/2015	250	248	5.40%, 12/15/2011	750	801
		786	Korea Electric Power Corp
			5.50%, 7/21/2014 (a)	750	798
Commercial Banks (3.97%)
Commonwealth Bank of Australia			Virginia Electric and Power Co
3.75%, 10/15/2014 (a)	750	752	5.10%, 11/30/2012	800	864
Regions Bank/Birmingham AL					2,463
3.25%, 12/ 9/2011	500	519	Enterprise Software & Services (0.54%)
SunTrust Bank/Atlanta GA			Oracle Corp
3.00%, 11/16/2011	1,000	1,032	3.75%, 7/ 8/2014	400	413
Westpac Banking Corp
2.25%, 11/19/2012	750	748	Finance - Auto Loans (1.97%)
		3,051	American Honda Finance Corp
			4.63%, 4/ 2/2013 (a)	750	771
Commercial Services - Finance (1.11%)
			PACCAR Financial Corp
Western Union Co/The
			1.95%, 12/17/2012	750	742
5.40%, 11/17/2011	800	854
					1,513
Computers (2.00%)
Hewlett-Packard Co
4.25%, 2/24/2012	750	787

See accompanying notes

121

Schedule of Investments
Short-Term Income Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Finance - Commercial (0.46%)			Manufactured Housing ABS Other (0.11%)
Caterpillar Financial Services Corp			Green Tree Financial Corp
4.85%, 12/ 7/2012	$ 325 $	350	7.70%, 9/15/2026 (b)	$ 65 $	46
			Mid-State Trust
Finance - Consumer Loans (1.08%)			8.33%, 4/ 1/2030 (b)	42	42
John Deere Capital Corp					88
4.95%, 12/17/2012	775	831
			Medical - Drugs (1.03%)
Finance - Credit Card (1.05%)			Pfizer Inc
American Express Credit Corp			4.45%, 3/15/2012	750	793
5.88%, 5/ 2/2013	750	805
			Medical - HMO (0.54%)
Finance - Investment Banker & Broker (0.67%)			UnitedHealth Group Inc
Jefferies Group Inc			4.88%, 2/15/2013	400	419
5.88%, 6/ 8/2014	500	513
			Mortgage Backed Securities (18.83%)
Finance - Mortgage Loan/Banker (10.17%)			Banc of America Funding Corp
Countrywide Financial Corp			5.75%, 3/25/2036	680	548
5.80%, 6/ 7/2012	500	531	Banc of America Mortgage Securities Inc
Fannie Mae			5.00%, 2/25/2020	496	489
2.00%, 1/ 9/2012	1,500	1,522	4.75%, 8/25/2033	243	243
1.88%, 4/20/2012	1,000	1,010	5.25%, 10/25/2034	629	636
4.88%, 5/18/2012	810	874	4.75%, 2/25/2035	647	642
1.88%, 10/29/2012	750	746	Chase Mortgage Finance Corp
2.63%, 11/20/2014	1,000	992	5.50%, 5/25/2035	275	241
Freddie Mac			Citicorp Mortgage Securities Inc
5.75%, 1/15/2012	1,500	1,633	4.50%, 9/25/2034 (c)	463	458
1.75%, 6/15/2012	500	502	5.25%, 2/25/2035	893	886
		7,810	Countrywide Home Loan Mortgage Pass
			Through Trust
Food - Miscellaneous/Diversified (0.71%)			4.50%, 8/25/2033	541	545
Kellogg Co			5.00%, 8/25/2034	753	756
5.13%, 12/ 3/2012	500	543	5.50%, 10/25/2035	271	271
			Credit Suisse First Boston Mortgage Securities
Home Equity - Other (1.14%)			Corp
Bayview Financial Acquisition Trust			6.00%, 12/25/2033	253	218
6.04%, 11/28/2036	301	304	Fannie Mae
Mastr Asset Backed Securities Trust			6.00%, 2/25/2031	1,578	1,666
0.29%, 11/25/2036 (c)	578	574	5.00%, 11/25/2035	330	349
		878	Freddie Mac
			5.50%, 10/15/2027	516	529
Industrial Gases (0.27%)
			6.00%, 9/15/2029	673	705
Air Products & Chemicals Inc
4.15%, 2/ 1/2013	200	208	4.50%, 5/15/2030	638	646
			Ginnie Mae
Investment Management & Advisory Services (0.97%)			4.50%, 8/20/2032	204	212
BlackRock Inc			GSR Mortgage Loan Trust
2.25%, 12/10/2012	750	747	5.00%, 8/25/2019	1,078	1,093
			6.00%, 6/25/2036	416	360
Life & Health Insurance (1.96%)			Lehman Mortgage Trust
New York Life Global Funding			5.75%, 4/25/2036	754	729
2.25%, 12/14/2012 (a)	750	746	Residential Asset Securitization Trust
Prudential Financial Inc			6.00%, 5/25/2036	493	278
3.63%, 9/17/2012	750	761	Residential Funding Mortgage Securities I
		1,507	5.50%, 9/25/2036	581	518

See accompanying notes

122

Schedule of Investments
Short-Term Income Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
BONDS (continued)			BONDS (continued)
Mortgage Backed Securities (continued)			REITS - Diversified (0.65%)
Wells Fargo Mortgage Backed Securities Trust			Duke Realty LP
5.50%, 5/25/2035	$ 985 $	981	6.25%, 5/15/2013	$ 500 $	503
5.75%, 10/25/2036 (c)	468	467
		14,466	REITS - Healthcare (1.61%)
			Health Care REIT Inc
Multi-Line Insurance (1.03%)			6.00%, 11/15/2013	400	406
Metropolitan Life Global Funding I			Nationwide Health Properties Inc
5.13%, 6/10/2014 (a)	750	794	6.50%, 7/15/2011	800	832
					1,238
Multimedia (0.67%)
Walt Disney Co/The			REITS - Regional Malls (0.68%)
4.70%, 12/ 1/2012	475	511	Simon Property Group LP
			5.60%, 9/ 1/2011	500	522
Non-Hazardous Waste Disposal (0.68%)
Allied Waste North America Inc			Rental - Auto & Equipment (0.68%)
5.75%, 2/15/2011	500	520	ERAC USA Finance Co
			5.80%, 10/15/2012 (a)	500	524
Oil - Field Services (1.13%)
Smith International Inc			Retail - Discount (0.66%)
8.63%, 3/15/2014	750	867	Wal-Mart Stores Inc
			3.20%, 5/15/2014	500	509
Oil Company - Exploration & Production (0.85%)
Apache Corp			Savings & Loans - Thrifts (0.00%)
6.25%, 4/15/2012	600	654	Washington Mutual Bank / Henderson NV
			0.00%, 1/15/2013 (d)	200	1
Oil Company - Integrated (0.97%)
Statoil ASA			Steel - Producers (1.60%)
2.90%, 10/15/2014	750	747	Nucor Corp
			5.00%, 12/ 1/2012	1,125	1,228
Property & Casualty Insurance (0.80%)
Fidelity National Financial Inc			Telephone - Integrated (1.70%)
7.30%, 8/15/2011	600	618	AT&T Inc
			4.95%, 1/15/2013	475	507
Property Trust (1.04%)			Verizon New Jersey Inc
WCI Finance LLC / WEA Finance LLC			5.88%, 1/17/2012	750	799
5.40%, 10/ 1/2012 (a)	750	796			1,306

Quarrying (0.66%)			Textile - Home Furnishings (0.65%)
Vulcan Materials Co			Mohawk Industries Inc
5.60%, 11/30/2012	475	505	7.20%, 4/15/2012	475	499

Regional Banks (1.01%)			Transport - Services (0.55%)
Wells Fargo & Co			United Parcel Service Inc
4.38%, 1/31/2013	750	779	4.50%, 1/15/2013	400	425

Reinsurance (0.68%)			Water (1.03%)
Berkshire Hathaway Finance Corp			Veolia Environnement
4.00%, 4/15/2012	500	524	5.25%, 6/ 3/2013	750	793
			TOTAL BONDS	$ 67,278
REITS - Apartments (1.97%)
			U.S. GOVERNMENT & GOVERNMENT AGENCY
AvalonBay Communities Inc			OBLIGATIONS (7.22%)
5.50%, 1/15/2012	750	784	Federal Home Loan Mortgage Corporation
ERP Operating LP			(FHLMC) (0.12%)
5.50%, 10/ 1/2012	700	731	9.50%, 8/ 1/2016 (e)	4	4
		1,515	6.00%, 5/ 1/2017 (e)	77	83
See accompanying notes

123

Schedule of Investments
Short-Term Income Account
December 31, 2009

	Principal			Principal
	Amount	Value		Amount	Value
	(000's)	(000's)		(000's)	(000's)
U.S. GOVERNMENT & GOVERNMENT AGENCY			REPURCHASE AGREEMENTS (continued)
OBLIGATIONS (continued)			Diversified Banking Institutions (continued)
Federal Home Loan Mortgage Corporation			Investment in Joint Trading Account;
(FHLMC) (continued)			Deutsche Bank Repurchase Agreement;
3.01%, 11/ 1/2021 (c)(e)	$ 4 $	4	0.01% dated 12/31/09 maturing 01/04/10
		91	(collateralized by Sovereign Agency
			Issues; $238,000; 0.00% - 4.75%; dated
Federal National Mortgage Association (FNMA) (0.20%)
			02/22/10 - 11/19/12)	$ 233$	233
6.50%, 1/ 1/2014 (e)	19	20
			Investment in Joint Trading Account;
6.50%, 1/ 1/2014 (e)	22	23	Morgan Stanley Repurchase Agreement;
8.50%, 11/ 1/2017 (e)	7	8	0.01% dated 12/31/09 maturing 01/04/10
4.77%, 1/ 1/2019 (c)(e)	1	1	(collateralized by Sovereign Agency
			Issues; $749,000; 0.00% - 0.90%; dated
5.61%, 4/ 1/2019 (c)(e)	3	3
			01/15/10 - 04/08/10)	735	735
3.05%, 11/ 1/2022 (c)(e)	1	1			1,726
8.00%, 5/ 1/2027 (e)	64	72
2.67%, 11/ 1/2032 (c)(e)	20	20	TOTAL REPURCHASE AGREEMENTS	$ 1,726
4.44%, 11/ 1/2035 (c)(e)	7	7	Total Investments	$ 74,548
		155	Other Assets in Excess of Liabilities, Net - 2.96%		2,273

Government National Mortgage Association			TOTAL NET ASSETS - 100.00%	$ 76,821
(GNMA) (0.14%)
8.00%, 8/15/2012	1	1
11.00%, 12/15/2015	3	3	(a)	Security exempt from registration under Rule 144A of the Securities Act
			of 1933. These securities may be resold in transactions exempt from
11.00%, 12/15/2015	2	2
			registration, normally to qualified institutional buyers. Unless otherwise
10.00%, 2/15/2018	6	7	indicated, these securities are not considered illiquid. At the end of the
10.00%, 9/15/2018	4	5	period, the value of these securities totaled $6,808 or 8.86% of net
10.00%, 9/15/2018	5	5	assets.
			(b) Security is Illiquid
10.00%, 2/15/2019	31	35
			(c)	Variable Rate. Rate shown is in effect at December 31, 2009.
10.00%, 5/15/2020	15	17
			(d) Non-Income Producing Security
10.00%, 6/15/2020	10	11
			(e)	This entity was put into conservatorship by the U.S. Government in 2008.
9.00%, 12/15/2020	7	8	See footnote 3 for additional information.
10.00%, 12/15/2020	1	2	(f)	Security or a portion of the security was pledged to cover margin
10.00%, 2/15/2025	5	6	requirements for futures contracts. At the end of the period, the value of
10.00%, 4/15/2025	1	2	these securities totaled $75 or 0.10% of net assets.
9.00%, 4/20/2025	1	1
			Unrealized Appreciation (Depreciation)
		105	The net federal income tax unrealized appreciation (depreciation) and federal tax cost
U.S. Treasury (6.76%)			of investments held by the account as of the period end were as follows:
0.88%, 12/31/2010 (f)	150	151
			Unrealized Appreciation	$ 1,775
1.13%, 12/15/2011	1,000	1,000
			Unrealized Depreciation		(1,034)
1.38%, 5/15/2012	1,000	1,000
			Net Unrealized Appreciation (Depreciation)		741
4.75%, 5/31/2012	1,000	1,080
			Cost for federal income tax purposes		73,807
1.75%, 1/31/2014	2,000	1,962
			All dollar amounts are shown in thousands (000's)
		5,193

TOTAL U.S. GOVERNMENT & GOVERNMENT
AGENCY OBLIGATIONS	$ 5,544

REPURCHASE AGREEMENTS (2.24%)
Diversified Banking Institutions (2.24%)
Investment in Joint Trading Account; Bank
of America Repurchase Agreement;
0.005% dated 12/31/09 maturing 01/04/10
(collateralized by Sovereign Agency
Issues; $773,000; 0.00% - 3.75%; dated
01/26/10 - 04/15/26)	$ 758$	758

See accompanying notes

124

	Schedule of Investments
	Short-Term Income Account
	December 31, 2009
Portfolio Summary (unaudited)
Sector	Percent
Financial	32.23%
Mortgage Securities	19.29%
Government	16.24%
Consumer, Non-cyclical	6.34%
Utilities	4.24%
Basic Materials	3.55%
Communications	3.41%
Technology	3.19%
Energy	2.95%
Industrial	2.30%
Asset Backed Securities	1.99%
Consumer, Cyclical	1.31%
Other Assets in Excess of Liabilities, Net	2.96%
TOTAL NET ASSETS	100.00%
Other Assets Summary (unaudited)
Asset Type	Percent
Futures	8.19%

	Futures Contracts
				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)
US 5 Year Note; March 2010	Sell	55	$ 6,414	$ 6,290	$ 124
All dollar amounts are shown in thousands (000's)

See accompanying notes

125

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (96.10%)			COMMON STOCKS (continued)
Advanced Materials & Products (0.04%)			Apparel Manufacturers (continued)
Hexcel Corp (a)	2,509 $	33	Under Armour Inc (a)	964 $		26
			Volcom Inc (a)	569		10
Advertising Services (0.01%)						695
inVentiv Health Inc (a)	529	9
			Applications Software (0.90%)
Aerospace & Defense (0.08%)			Actuate Corp (a)	2,180		9
Aerovironment Inc (a)	330	9	American Reprographics Co (a)	1,431		10
Cubic Corp	463	17	China Information Security Technology Inc	1,167		7
			(a)
Esterline Technologies Corp (a)	288	12
			China TransInfo Technology Corp (a)	29,084		238
National Presto Industries Inc	136	15
			Deltek Inc (a)	599		5
Teledyne Technologies Inc (a)	363	14
			Ebix Inc (a)	8,133		397
		67
			EPIQ Systems Inc (a)	975		14
Aerospace & Defense Equipment (0.13%)			Progress Software Corp (a)	1,036		30
AAR Corp (a)	153	4	Quest Software Inc (a)	320		6
Argon ST Inc (a)	552	12				716
Astronics Corp (a)	325	3
			Auction House & Art Dealer (0.05%)
GenCorp Inc (a)	1,560	11
			Sotheby's	1,621		36
HEICO Corp	704	31
Kaman Corp	582	13
			Audio & Video Products (0.07%)
Orbital Sciences Corp (a)	1,710	26	DTS Inc/CA (a)	444		15
		100	TiVo Inc (a)	2,736		28
Agricultural Chemicals (0.01%)			Universal Electronics Inc (a)	447		10
China Green Agriculture Inc (a)	437	6				53
			Auto - Medium & Heavy Duty Trucks (0.01%)
Agricultural Operations (0.02%)
			Force Protection Inc (a)	2,134		11
Cadiz Inc (a)	551	7
Tejon Ranch Co (a)	277	8
			Auto Repair Centers (0.02%)
		15	Monro Muffler Brake Inc	463		16
Air Pollution Control Equipment (0.01%)
Met-Pro Corp	560	6	Auto/Truck Parts & Equipment - Original (1.23%)
			China Automotive Systems Inc (a)	192		4
Airlines (0.83%)			Fuel Systems Solutions Inc (a)	328		13
AirTran Holdings Inc (a)	71,874	375	Modine Manufacturing Co (a)	20,376		241
Allegiant Travel Co (a)	4,757	224	Westport Innovations Inc (a)	26,154		303
Hawaiian Holdings Inc (a)	1,475	10	Wonder Auto Technology Inc (a)	35,941		423
Republic Airways Holdings Inc (a)	336	3				984
UAL Corp (a)	3,793	49
			Auto/Truck Parts & Equipment - Replacement (0.02%)
		661	ATC Technology Corp/IL (a)	455		11
Alternative Waste Tech (0.23%)			Dorman Products Inc (a)	84		1
Calgon Carbon Corp (a)	1,641	23	Standard Motor Products Inc (a)	366		3
Darling International Inc (a)	19,292	161				15
		184
			B2B - E-Commerce (0.01%)
Apparel Manufacturers (0.87%)			i2 Technologies Inc (a)	605		12
Carter's Inc (a)	1,337	35
G-III Apparel Group Ltd (a)	11,710	254	Batteries & Battery Systems (0.02%)
Maidenform Brands Inc (a)	20,942	349	Advanced Battery Technologies Inc (a)	2,300		9
Oxford Industries Inc	381	8	Ener1 Inc (a)	1,347		9
True Religion Apparel Inc (a)	706	13				18

See accompanying notes

126

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Beverages - Non-Alcoholic (0.02%)			Casino Hotels (0.01%)
Coca-Cola Bottling Co Consolidated	182 $	10	Ameristar Casinos Inc	664$		10
National Beverage Corp (a)	260	3
		13	Casino Services (0.81%)
			Bally Technologies Inc (a)	1,600		66
Brewery (0.01%)
			Shuffle Master Inc (a)	70,234		579
Boston Beer Co Inc (a)	226	11
						645
Broadcasting Services & Programming (0.38%)			Cellular Telecommunications (0.04%)
CKX Inc (a)	1,648	9	Syniverse Holdings Inc (a)	1,899		33
DG FastChannel Inc (a)	8,653	242
Outdoor Channel Holdings Inc (a)	6,869	40	Chemicals - Plastics (0.02%)
World Wrestling Entertainment Inc	756	11	Landec Corp (a)	1,167		7
		302	PolyOne Corp (a)	729		6
						13
Building - Heavy Construction (0.03%)
Granite Construction Inc	222	8	Chemicals - Specialty (0.14%)
Orion Marine Group Inc (a)	811	17	Balchem Corp	538		18
Sterling Construction Co Inc (a)	51	1	Hawkins Inc	350		8
		26	NewMarket Corp	286		33
			Omnova Solutions Inc (a)	1,311		8
Building - Maintenance & Service (0.05%)
			Stepan Co	195		12
ABM Industries Inc	486	10
			Symyx Technologies Inc (a)	1,207		7
Rollins Inc	1,342	26
			WR Grace & Co (a)	551		14
		36
			Zep Inc	596		10
Building - Residential & Commercial (0.21%)						110
Hovnanian Enterprises Inc (a)	43,680	168
			Circuit Boards (0.03%)
			Multi-Fineline Electronix Inc (a)	457		13
Building & Construction - Miscellaneous (0.30%)
Layne Christensen Co (a)	8,062	232	Park Electrochemical Corp	393		11
MYR Group Inc/Delaware (a)	464	8				24
		240	Coal (0.02%)
			James River Coal Co (a)	811		15
Building & Construction Products -
Miscellaneous (0.05%)			Westmoreland Coal Co (a)	95		1
Quanex Building Products Corp	579	10				16
Simpson Manufacturing Co Inc	782	21
			Coffee (0.01%)
Trex Co Inc (a)	609	12
			Peet's Coffee & Tea Inc (a)	338		11
		43
Building Products - Air & Heating (0.01%)			Commercial Banks (1.39%)
AAON Inc	552	11	Ames National Corp	152		3
			Arrow Financial Corp	277		7
Building Products - Cement & Aggregate (0.28%)			Bank of Marin Bancorp	170		5
Eagle Materials Inc	8,539	222	Bank of the Ozarks Inc	38		1
			Bridge Bancorp Inc	216		5
Building Products - Doors & Windows (0.00%)			Bryn Mawr Bank Corp	56		1
Apogee Enterprises Inc	98	1	Cardinal Financial Corp	663		6
			Cass Information Systems Inc	366		11
Building Products - Light Fixtures (0.22%)
			Cathay General Bancorp	1,029		8
LSI Industries Inc	22,749	179
			City Holding Co	66		2
Cable/Satellite TV (0.00%)			CNB Financial Corp/PA	173		3
LodgeNet Interactive Corp (a)	588	3	First Financial Bankshares Inc	318		17
			Metro Bancorp Inc (a)	50		1

See accompanying notes

127

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Commercial Banks (continued)			Commercial Services - Finance (continued)
Orrstown Financial Services Inc	100$	3	TNS Inc (a)	773 $		20
Park National Corp	28	2	Wright Express Corp (a)	1,125		36
Peapack Gladstone Financial Corp	3	-				455
Penns Woods Bancorp Inc	111	4
			Communications Software (0.05%)
Republic Bancorp Inc/KY	41	1	Digi International Inc (a)	423		4
Signature Bank/New York NY (a)	5,730	183	DivX Inc (a)	1,048		6
Southside Bancshares Inc	138	3	Seachange International Inc (a)	801		5
Suffolk Bancorp	313	9	Smith Micro Software Inc (a)	1,263		11
SVB Financial Group (a)	5,962	249	SolarWinds Inc (a)	516		12
SY Bancorp Inc	218	5				38
Texas Capital Bancshares Inc (a)	28,388	396
Tompkins Financial Corp	145	6	Computer Aided Design (0.79%)
			ANSYS Inc (a)	13,409		583
Trustco Bank Corp NY	1,429	9
			Parametric Technology Corp (a)	3,018		49
Westamerica Bancorporation	474	26
Western Alliance Bancorp (a)	38,908	147				632
Wilshire Bancorp Inc	55	-	Computer Services (0.15%)
		1,113	3PAR Inc (a)	1,223		15
			Computer Task Group Inc (a)	408		3
Commercial Services (1.02%)
			iGate Corp	1,072		11
Arbitron Inc	687	16
			Insight Enterprises Inc (a)	279		3
CoStar Group Inc (a)	499	21
			LivePerson Inc (a)	1,836		13
DynCorp International Inc (a)	157	2
			Manhattan Associates Inc (a)	712		17
ExlService Holdings Inc (a)	18,485	336
			SRA International Inc (a)	524		10
Healthcare Services Group Inc	1,319	28
			SYKES Enterprises Inc (a)	1,038		26
HMS Holdings Corp (a)	6,425	313
			Syntel Inc	367		14
ICT Group Inc (a)	387	6
			Unisys Corp (a)	95		4
Medifast Inc (a)	577	18
			Virtusa Corp (a)	473		4
National Research Corp	78	2
Pre-Paid Legal Services Inc (a)	210	9				120
Providence Service Corp/The (a)	498	8	Computer Software (0.06%)
Steiner Leisure Ltd (a)	349	14	Accelrys Inc (a)	1,347		8
Team Inc (a)	481	9	Avid Technology Inc (a)	252		3
TeleTech Holdings Inc (a)	926	18	Blackbaud Inc	1,359		32
Ticketmaster Entertainment Inc (a)	1,101	13	Double-Take Software Inc (a)	761		8
		813				51
Commercial Services - Finance (0.57%)			Computers (0.05%)
Advance America Cash Advance Centers Inc	1,947	11	Palm Inc (a)	3,805		38
Asset Acceptance Capital Corp (a)	303	2
Cardtronics Inc (a)	21,487	238	Computers - Integrated Systems (0.84%)
CBIZ Inc (a)	1,325	10	3D Systems Corp (a)	575		7
Coinstar Inc (a)	743	20	Cray Inc (a)	1,161		8
Deluxe Corp	869	13	Jack Henry & Associates Inc	2,519		58
Dollar Financial Corp (a)	604	14	Maxwell Technologies Inc (a)	585		10
Euronet Worldwide Inc (a)	1,308	29	MTS Systems Corp	82		2
Global Cash Access Holdings Inc (a)	1,513	11	Netscout Systems Inc (a)	956		14
Heartland Payment Systems Inc	1,071	14	Radiant Systems Inc (a)	20,811		216
MoneyGram International Inc (a)	3,139	9	Radisys Corp (a)	1,066		10
Net 1 UEPS Technologies Inc (a)	964	19	Riverbed Technology Inc (a)	14,144		325
Riskmetrics Group Inc (a)	550	9	Stratasys Inc (a)	525		9

See accompanying notes

128

Schedule of Investments SmallCap Growth Account II

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Computers - Integrated Systems (continued)			Cosmetics & Toiletries (continued)
Super Micro Computer Inc (a)	768$	9	Revlon Inc (a)	410 $		7
		668				82
Computers - Memory Devices (0.36%)			Data Processing & Management (0.31%)
Imation Corp (a)	137	1	Acxiom Corp (a)	1,688		23
Netezza Corp (a)	1,430	14	CommVault Systems Inc (a)	1,263		30
Quantum Corp (a)	6,465	19	CSG Systems International Inc (a)	641		12
STEC Inc (a)	649	11	FalconStor Software Inc (a)	39,273		159
Xyratex Ltd (a)	17,948	239	infoGROUP Inc (a)	829		7
		284	Innodata Isogen Inc (a)	914		5
			Pegasystems Inc	419		14
Computers - Peripheral Equipment (0.55%)
Compellent Technologies Inc (a)	18,070	410				250
Synaptics Inc (a)	1,055	32	Decision Support Software (0.57%)
		442	GSE Systems Inc (a)	710		4
			Interactive Intelligence Inc (a)	24,653		455
Consulting Services (0.57%)
Advisory Board Co/The (a)	467	14				459
Corporate Executive Board Co	1,017	23	Dental Supplies & Equipment (0.42%)
Diamond Management & Technology			Align Technology Inc (a)	1,721		30
Consultants Inc	996	7	Sirona Dental Systems Inc (a)	9,508		302
Forrester Research Inc (a)	398	10				332
Gartner Inc (a)	1,793	33
			Diagnostic Equipment (0.40%)
Hackett Group Inc/The (a)	901	3
			Affymetrix Inc (a)	27,348		160
Hill International Inc (a)	979	6
			Cepheid Inc (a)	9,582		120
Huron Consulting Group Inc (a)	655	15
			Immucor Inc (a)	2,045		41
ICF International Inc (a)	386	10
						321
MAXIMUS Inc	415	21
Navigant Consulting Inc (a)	17,417	259	Diagnostic Kits (0.06%)
Watson Wyatt Worldwide Inc	1,065	51	Meridian Bioscience Inc	1,179		26
		452	OraSure Technologies Inc (a)	2,162		11
			Quidel Corp (a)	734		10
Consumer Products - Miscellaneous (1.40%)
						47
Helen of Troy Ltd (a)	14,963	366
Tupperware Brands Corp	15,992	745	Direct Marketing (0.39%)
WD-40 Co	327	10	APAC Customer Services Inc (a)	33,913		202
		1,121	Valuevision Media Inc (a)	23,259		112
						314
Containers - Metal & Glass (0.41%)
Bway Holding Co (a)	33	1	Disposable Medical Products (0.10%)
Greif Inc	5,682	307	ICU Medical Inc (a)	361		13
Silgan Holdings Inc	407	23	Medical Action Industries Inc (a)	497		8
		331	Merit Medical Systems Inc (a)	2,959		57
			Utah Medical Products Inc	135		4
Containers - Paper & Plastic (0.77%)
						82
AEP Industries Inc (a)	243	9
Rock-Tenn Co	12,053	608	Distribution & Wholesale (1.11%)
		617	Beacon Roofing Supply Inc (a)	1,099		18
			BMP Sunstone Corp (a)	1,410		8
Cosmetics & Toiletries (0.10%)
			Brightpoint Inc (a)	1,509		11
Bare Escentuals Inc (a)	1,821	22
			Chindex International Inc (a)	542		8
Chattem Inc (a)	547	51
			Core-Mark Holding Co Inc (a)	128		4
Inter Parfums Inc	121	2
			FGX International Holdings Ltd (a)	695		14
			Fossil Inc (a)	1,342		45

See accompanying notes

129

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Distribution & Wholesale (continued)			Educational Software (1.62%)
Houston Wire & Cable Co	376 $	4	Blackboard Inc (a)	16,440 $	746
MWI Veterinary Supply Inc (a)	9,076	342	PLATO Learning Inc (a)	29,403	128
Owens & Minor Inc	1,014	44	Renaissance Learning Inc	4,215	48
Pool Corp	728	14	Scientific Learning Corp (a)	12,051	61
Rentrak Corp (a)	402	7	SkillSoft PLC ADR (a)	29,410	308
Scansource Inc (a)	71	2			1,291
School Specialty Inc (a)	302	7
			Electric - Distribution (0.01%)
Titan Machinery Inc (a)	532	6	EnerNOC Inc (a)	306	9
Watsco Inc	636	31
WESCO International Inc (a)	11,790	318	Electric - Integrated (0.00%)
		883	Pike Electric Corp (a)	352	3
Diversified Manufacturing Operations (0.84%)
			Electric Products - Miscellaneous (0.06%)
Actuant Corp	970	18
			GrafTech International Ltd (a)	1,412	22
Acuity Brands Inc	984	35
			Graham Corp	346	7
Ameron International Corp	2,241	142
			Harbin Electric Inc (a)	669	14
AZZ Inc	357	12
			SmartHeat Inc (a)	401	6
Blount International Inc (a)	591	6
					49
Colfax Corp (a)	298	3
ESCO Technologies Inc	799	29	Electronic Components - Miscellaneous (0.07%)
GP Strategies Corp (a)	418	3	Benchmark Electronics Inc (a)	360	7
Koppers Holdings Inc	12,083	368	CTS Corp	81	1
LSB Industries Inc (a)	765	11	Daktronics Inc	1,363	12
Matthews International Corp	793	28	LaBarge Inc (a)	458	5
Raven Industries Inc	488	15	Methode Electronics Inc	188	2
		670	OSI Systems Inc (a)	538	15
			Plexus Corp (a)	410	12
Diversified Operations (0.00%)
					54
Primoris Services Corp	346	3
			Electronic Components - Semiconductors (4.35%)
Diversified Operations & Commercial Services (0.04%)			Advanced Analogic Technologies Inc (a)	1,908	7
Chemed Corp	708	34	Amkor Technology Inc (a)	3,182	23
			Applied Micro Circuits Corp (a)	1,976	15
Drug Delivery Systems (0.07%)			Cavium Networks Inc (a)	25,802	615
Alkermes Inc (a)	2,832	27	Ceva Inc (a)	18,777	241
Depomed Inc (a)	2,244	7	Diodes Inc (a)	1,009	21
Matrixx Initiatives Inc (a)	403	2	GT Solar International Inc (a)	1,600	9
Nektar Therapeutics (a)	2,424	22	Ikanos Communications Inc (a)	58,160	109
		58	IXYS Corp (a)	956	7
E-Commerce - Products (1.48%)			Kopin Corp (a)	54,966	230
Blue Nile Inc (a)	367	23	Lattice Semiconductor Corp (a)	479	1
MercadoLibre Inc (a)	735	38	Microsemi Corp (a)	24,825	441
NutriSystem Inc	28,779	897	Microtune Inc (a)	1,689	4
Shutterfly Inc (a)	148	3	MIPS Technologies Inc (a)	2,050	9
Stamps.com Inc (a)	520	5	Monolithic Power Systems Inc (a)	13,784	330
Vitacost.com Inc (a)	21,072	219	Netlogic Microsystems Inc (a)	8,693	402
		1,185	Rovi Corp (a)	7,653	244
			Rubicon Technology Inc (a)	11,759	239
E-Commerce - Services (0.01%)
Internet Brands Inc (a)	643	5	Semtech Corp (a)	1,871	32
			Skyworks Solutions Inc (a)	25,432	361
			Supertex Inc (a)	286	8

See accompanying notes

130

Schedule of Investments

SmallCap Growth Account II

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)

Electronic Components - Semiconductors			Enterprise Software & Services (continued)

(continued)			PROS Holdings Inc (a)	984$	10
Volterra Semiconductor Corp (a)	6,046 $	115
			RightNow Technologies Inc (a)	677	12
Zoran Corp (a)	1,164	13
			SYNNEX Corp (a)	175	5
		3,476
			Taleo Corp (a)	11,573	272

Electronic Measurement Instruments (0.17%)			Tyler Technologies Inc (a)	919	18

Analogic Corp	236	9	Ultimate Software Group Inc (a)	14,150	416

Badger Meter Inc	386	15			2,406
FARO Technologies Inc (a)	397	9
			Environmental Consulting & Engineering (0.06%)
LeCroy Corp (a)	27,286	100
			Tetra Tech Inc (a)	1,874	51
		133

Electronic Security Devices (0.03%)			Environmental Monitoring & Detection (0.02%)

American Science & Engineering Inc	266	20	Mine Safety Appliances Co	695	18

E-Marketing & Information (0.10%)			E-Services - Consulting (1.70%)

comScore Inc (a)	585	10	GSI Commerce Inc (a)	51,557	1,309

Constant Contact Inc (a)	617	10	Perficient Inc (a)	285	3

Digital River Inc (a)	977	26	Saba Software Inc (a)	1,050	4

Liquidity Services Inc (a)	666	7	Sapient Corp (a)	2,452	20

ValueClick Inc (a)	2,487	25	Websense Inc (a)	1,359	24

		78			1,360

Energy - Alternate Sources (1.04%)			Filtration & Separation Products (0.02%)

Clean Energy Fuels Corp (a)	888	14	CLARCOR Inc	492	16

Comverge Inc (a)	18,828	212	Polypore International Inc (a)	315	4

FuelCell Energy Inc (a)	56,584	213			20

Headwaters Inc (a)	59,289	386	Finance - Auto Loans (0.01%)

Syntroleum Corp (a)	2,698	7	Credit Acceptance Corp (a)	267	11
		832
			Finance - Consumer Loans (0.29%)
Engineering - Research & Development Services (0.07%)
			Nelnet Inc	245	4
Argan Inc (a)	329	5
			Portfolio Recovery Associates Inc (a)	5,082	228
EMCOR Group Inc (a)	615	16
					232
ENGlobal Corp (a)	855	3

Exponent Inc (a)	403	11	Finance - Investment Banker & Broker (1.08%)

Michael Baker Corp (a)	244	10	Broadpoint Gleacher Securities Inc (a)	31,854	142

Stanley Inc (a)	287	8	Diamond Hill Investment Group Inc	83	5

VSE Corp	140	6	Duff & Phelps Corp	721	13

		59	E*Trade Financial Corp (a)	122,778	215
			Evercore Partners Inc - Class A	132	4
Enterprise Software & Services (3.01%)
			GFI Group Inc	1,859	9
Advent Software Inc (a)	455	19
			International Assets Holding Corp (a)	198	3
American Software Inc/Georgia	874	5
			KBW Inc (a)	451	12
Ariba Inc (a)	2,266	28
			Knight Capital Group Inc (a)	1,336	21
Concur Technologies Inc (a)	7,741	331
			optionsXpress Holdings Inc	1,246	19
Informatica Corp (a)	2,607	68
			Stifel Financial Corp (a)	7,010	415
JDA Software Group Inc (a)	587	15
			SWS Group Inc	64	1
Lawson Software Inc (a)	1,681	11
			TradeStation Group Inc (a)	405	3
Mantech International Corp (a)	457	22
					862
MedAssets Inc (a)	18,168	385

MicroStrategy Inc (a)	8,302	781

Omnicell Inc (a)	709	8

See accompanying notes

131

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Finance - Leasing Company (0.02%)			Footwear & Related Apparel (continued)
Financial Federal Corp	441 $	12	Steven Madden Ltd (a)	11,981 $		494
			Timberland Co/The (a)	788		14
Finance - Other Services (0.02%)			Wolverine World Wide Inc	1,410		38
BGC Partners Inc	1,099	5				957
MarketAxess Holdings Inc	889	12
			Forestry (0.04%)
		17
			Deltic Timber Corp	211		10
Financial Guarantee Insurance (0.01%)			Potlatch Corp	642		20
Assured Guaranty Ltd	339	7				30

Firearms & Ammunition (0.02%)			Gambling (Non-Hotel) (0.02%)
Smith & Wesson Holding Corp (a)	1,799	7	Dover Downs Gaming & Entertainment Inc	626		2
Sturm Ruger & Co Inc	793	8	Isle of Capri Casinos Inc (a)	731		6
		15	Pinnacle Entertainment Inc (a)	857		8
						16
Fisheries (0.00%)
HQ Sustainable Maritime Industries Inc (a)	386	3	Gas - Distribution (0.03%)
			New Jersey Resources Corp	300		11
Food - Confectionery (0.02%)			Piedmont Natural Gas Co Inc	213		6
Tootsie Roll Industries Inc	606	17	South Jersey Industries Inc	160		6
						23
Food - Dairy Products (0.02%)
American Dairy Inc (a)	435	9	Gold Mining (0.36%)
Lifeway Foods Inc (a)	215	3	Allied Nevada Gold Corp (a)	18,963		286
		12
			Hazardous Waste Disposal (0.06%)
Food - Miscellaneous/Diversified (1.66%)			American Ecology Corp	540		9
American Italian Pasta Co (a)	386	14	Clean Harbors Inc (a)	553		33
B&G Foods Inc	241	2	EnergySolutions Inc	318		3
Cal-Maine Foods Inc	401	14	Perma-Fix Environmental Services (a)	2,407		5
Chiquita Brands International Inc (a)	44,007	794				50
Diamond Foods Inc	11,842	421
			Health Care Cost Containment (0.56%)
J&J Snack Foods Corp	410	16
			Corvel Corp (a)	351		12
Lancaster Colony Corp	566	28
			Transcend Services Inc (a)	20,557		439
Lance Inc	700	18
						451
Overhill Farms Inc (a)	675	3
Zhongpin Inc (a)(b)	733	12	Healthcare Safety Device (0.16%)
		1,322	Alpha PRO Tech Ltd (a)	28,156		127

Food - Retail (0.03%)			Heart Monitors (0.35%)
Ruddick Corp	342	9	Cardiac Science Corp (a)	93		-
Village Super Market Inc	282	8	HeartWare International Inc (a)	7,809		277
Weis Markets Inc	92	3				277
		20
			Home Furnishings (0.27%)
Food - Wholesale & Distribution (0.05%)			Select Comfort Corp (a)	24,385		159
Calavo Growers Inc	506	9	Tempur-Pedic International Inc (a)	2,252		53
United Natural Foods Inc (a)	1,281	34				212
		43
			Human Resources (2.10%)
Footwear & Related Apparel (1.20%)			Administaff Inc	637		15
CROCS Inc (a)	1,341	8	AMN Healthcare Services Inc (a)	1,453		13
Deckers Outdoor Corp (a)	397	40	Cross Country Healthcare Inc (a)	145		1
Skechers U.S.A. Inc (a)	12,325	363	Emergency Medical Services Corp (a)	278		15

See accompanying notes

132

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Human Resources (continued)			Internet Connectivity Services (0.62%)
Kenexa Corp (a)	13,699 $	179	AboveNet Inc (a)	7,468 $		485
Korn/Ferry International (a)	34,271	566	Cogent Communications Group Inc (a)	1,210		12
On Assignment Inc (a)	44,348	317	PC-Tel Inc (a)	125		1
Resources Connection Inc (a)	1,168	25				498
SuccessFactors Inc (a)	32,769	543
			Internet Content - Information & News (0.31%)
		1,674	Dice Holdings Inc (a)	782		5
Identification Systems - Development (0.04%)			Health Grades Inc (a)	1,015		4
Checkpoint Systems Inc (a)	426	7	Infospace Inc (a)	25,181		216
Cogent Inc (a)	1,285	13	Knot Inc/The (a)	915		9
L-1 Identity Solutions Inc (a)	1,520	11	LoopNet Inc (a)	968		10
		31	Travelzoo Inc (a)	246		3
						247
Industrial Audio & Video Products (0.44%)
China Security & Surveillance Technology			Internet Financial Services (0.20%)
Inc (a)	1,270	10	Online Resources Corp (a)	30,103		158
Imax Corp (a)	25,128	334
SRS Labs Inc (a)	517	4	Internet Gambling (0.00%)
		348	Youbet.com Inc (a)	1,280		4
Industrial Automation & Robots (0.71%)
			Internet Incubators (0.00%)
Cognex Corp	341	6
			Safeguard Scientifics Inc (a)	339		4
Intermec Inc (a)	1,948	25
iRobot Corp (a)	579	10	Internet Infrastructure Software (0.40%)
Nordson Corp	8,586	526	AsiaInfo Holdings Inc (a)	9,393		286
		567	TeleCommunication Systems Inc (a)	1,181		12
Industrial Gases (0.19%)			TIBCO Software Inc (a)	1,962		19
Airgas Inc	3,184	152				317
			Internet Security (0.60%)
Instruments - Controls (0.29%)
			Blue Coat Systems Inc (a)	1,065		30
Woodward Governor Co	8,942	230
			Sourcefire Inc (a)	16,627		445
			VASCO Data Security International Inc (a)	985		6
Instruments - Scientific (0.09%)
Dionex Corp (a)	554	41				481
FEI Co (a)	876	20	Internet Telephony (0.03%)
Varian Inc (a)	192	10	j2 Global Communications Inc (a)	1,239		25
		71
			Intimate Apparel (0.63%)
Insurance Brokers (0.03%)
			Warnaco Group Inc/The (a)	11,943		504
Crawford & Co (a)	741	3
eHealth Inc (a)	724	12	Investment Management & Advisory Services (0.03%)
Life Partners Holdings Inc	358	7	Calamos Asset Management Inc	69		1
		22	Epoch Holding Corp	419		4
Internet Application Software (0.76%)			GAMCO Investors Inc	195		9
Art Technology Group Inc (a)	3,805	17	Westwood Holdings Group Inc	235		9
Clicksoftware Technologies Ltd (a)	32,062	224				23
Cybersource Corp (a)	15,960	321	Lasers - Systems & Components (0.37%)
DealerTrack Holdings Inc (a)	984	19	II-VI Inc (a)	515		16
eResearchTechnology Inc (a)	1,896	11	Rofin-Sinar Technologies Inc (a)	11,856		280
Lionbridge Technologies Inc (a)	2,553	6				296
S1 Corp (a)	1,646	11
		609

See accompanying notes

133

Schedule of Investments SmallCap Growth Account II

December 31, 2009

	Shares	Value			Shares	Value
	Held	(000's)			Held	(000's)
COMMON STOCKS (continued)				COMMON STOCKS (continued)
Life & Health Insurance (0.29%)				Medical - Biomedical/Gene (continued)
Delphi Financial Group Inc	10,217 $		229	China-Biotics Inc (a)	309 $	5
FBL Financial Group Inc	240		4	Cubist Pharmaceuticals Inc (a)	1,763	33
			233	Cytokinetics Inc (a)	1,951	6
				Emergent Biosolutions Inc (a)	726	10
Lighting Products & Systems (0.43%)
Universal Display Corp (a)	27,745		343	Enzo Biochem Inc (a)	1,089	6
				Enzon Pharmaceuticals Inc (a)	1,322	14
Linen Supply & Related Items (0.01%)				Exelixis Inc (a)	3,196	23
Unifirst Corp/MA	125		6	GTx Inc (a)	850	4
				Halozyme Therapeutics Inc (a)	1,859	11
Machinery - Construction & Mining (0.36%)				Harvard Bioscience Inc (a)	994	3
Bucyrus International Inc	5,096		287	Human Genome Sciences Inc (a)	27,700	848
				Idera Pharmaceuticals Inc (a)	961	5
Machinery - Electrical (0.01%)
				Illumina Inc (a)	5,491	168
Baldor Electric Co	404		11
				Immunogen Inc (a)	40,118	315
Machinery - Farm (0.02%)				Immunomedics Inc (a)	2,769	9
Lindsay Corp	303		12	Incyte Corp (a)	1,956	18
				InterMune Inc (a)	1,067	14
Machinery - General Industry (0.61%)				Ligand Pharmaceuticals Inc (a)	4,243	9
Altra Holdings Inc (a)	187		2	Martek Biosciences Corp (a)	286	5
Chart Industries Inc (a)	806		13	Maxygen Inc (a)	1,089	7
DXP Enterprises Inc (a)	16,879		221	Medicines Co/The (a)	1,049	9
Intevac Inc (a)	18,615		214	Micromet Inc (a)	26,166	174
Middleby Corp (a)	495		24	Momenta Pharmaceuticals Inc (a)	1,015	13
Robbins & Myers Inc	93		2	Nanosphere Inc (a)	457	3
Tennant Co	550		15	Novavax Inc (a)	28,102	75
			491	NPS Pharmaceuticals Inc (a)	2,328	8
				OncoGenex Pharmaceutical Inc (a)	2,654	59
Machinery - Print Trade (0.13%)
Presstek Inc (a)	48,683		104	PDL BioPharma Inc	3,487	24
				Protalix BioTherapeutics Inc (a)	1,541	10
Machinery Tools & Related Products (0.01%)				Regeneron Pharmaceuticals Inc (a)	13,478	326
K-Tron International Inc (a)	92		10	Repligen Corp (a)	1,367	6
				RTI Biologics Inc (a)	1,072	4
Marine Services (0.01%)				Sangamo Biosciences Inc (a)	1,828	11
Great Lakes Dredge & Dock Corp	1,640		11	Seattle Genetics Inc (a)	2,179	22
				Vical Inc (a)	1,896	6
Medical - Biomedical/Gene (3.65%)
				Zymogenetics Inc (a)	1,667	11
3SBio Inc ADR (a)	22,065		302
						2,917
Acorda Therapeutics Inc (a)	990		25
Affymax Inc (a)	410		10	Medical - Drugs (0.96%)
Alnylam Pharmaceuticals Inc (a)	934		16	Amicus Therapeutics Inc (a)	673	3
AMAG Pharmaceuticals Inc (a)	5,020		191	Auxilium Pharmaceuticals Inc (a)	1,446	43
American Oriental Bioengineering Inc (a)	1,017		5	Biodel Inc (a)	688	3
Arena Pharmaceuticals Inc (a)	2,058		7	China Sky One Medical Inc (a)	520	12
Ariad Pharmaceuticals Inc (a)	4,854		11	Cumberland Pharmaceuticals Inc (a)	291	4
Arqule Inc (a)	1,091		4	Durect Corp (a)	3,655	9
BioCryst Pharmaceuticals Inc (a)	952		6	Infinity Pharmaceuticals Inc (a)	349	2
Cambrex Corp (a)	1,390		8	Jazz Pharmaceuticals Inc (a)	21,292	168
Cardium Therapeutics Inc (a)	1,729		1	KV Pharmaceutical Co (a)	1,031	4
Celera Corp (a)	743		5	Lannett Co Inc (a)	429	2
Cell Therapeutics Inc (a)	45,715		52	Medicis Pharmaceutical Corp	11,588	313

See accompanying notes

134

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical - Drugs (continued)			Medical Information Systems (1.04%)
Medivation Inc (a)	818 $	31	AMICAS Inc (a)	1,131 $	6
NeurogesX Inc (a)	460	3	athenahealth Inc (a)	10,948	495
Opko Health Inc (a)	1,947	4	Computer Programs & Systems Inc	278	13
Optimer Pharmaceuticals Inc (a)	714	8	Eclipsys Corp (a)	13,368	248
Pharmasset Inc (a)	513	11	Medidata Solutions Inc (a)	263	4
PharMerica Corp (a)	877	14	Phase Forward Inc (a)	1,177	18
Pozen Inc (a)	1,166	7	Quality Systems Inc	717	45
Progenics Pharmaceuticals Inc (a)	900	4			829
Rigel Pharmaceuticals Inc (a)	1,513	14
			Medical Instruments (3.01%)
Salix Pharmaceuticals Ltd (a)	1,250	32	Abaxis Inc (a)	625	16
Santarus Inc (a)	2,218	10	Angiodynamics Inc (a)	16,552	266
Savient Pharmaceuticals Inc (a)	1,623	22	Bovie Medical Corp (a)	726	6
Sciclone Pharmaceuticals Inc (a)	1,526	4	Bruker BioSciences Corp (a)	1,422	17
SIGA Technologies Inc (a)	1,155	7	Cardiovascular Systems Inc (a)	400	2
Sucampo Pharmaceuticals Inc (a)	542	2	Conceptus Inc (a)	883	17
Synta Pharmaceuticals Corp (a)	728	4	CryoLife Inc (a)	1,253	8
Vanda Pharmaceuticals Inc (a)	697	8	DexCom Inc (a)	1,339	11
Viropharma Inc (a)	725	6	Endologix Inc (a)	48,035	254
XenoPort Inc (a)	774	14	ev3 Inc (a)	17,484	233
		768	Genomic Health Inc (a)	440	9
Medical - Generic Drugs (0.76%)			Integra LifeSciences Holdings Corp (a)	545	20
Caraco Pharmaceutical Laboratories Ltd (a)	201	1	Kensey Nash Corp (a)	383	10
Impax Laboratories Inc (a)	44,650	607	Micrus Endovascular Corp (a)	701	10
		608	Natus Medical Inc (a)	925	14
			NuVasive Inc (a)	1,137	36
Medical - HMO (0.08%)
AMERIGROUP Corp (a)	1,573	42	Spectranetics Corp (a)	1,436	10
Centene Corp (a)	691	15	Stereotaxis Inc (a)	1,377	5
Metropolitan Health Networks Inc (a)	1,727	3	SurModics Inc (a)	456	10
Triple-S Management Corp (a)	46	1	Symmetry Medical Inc (a)	378	3
		61	Thoratec Corp (a)	27,729	746
			Trans1 Inc (a)	596	2
Medical - Nursing Homes (0.03%)			Vascular Solutions Inc (a)	690	6
Ensign Group Inc/The	529	8
			Volcano Corp (a)	39,355	684
National Healthcare Corp	155	5
			Young Innovations Inc	162	4
Odyssey HealthCare Inc (a)	754	12
					2,399
		25
			Medical Laboratory & Testing Service (1.15%)
Medical - Outpatient & Home Medical Care (0.11%)			Bio-Reference Labs Inc (a)	23,001	901
Air Methods Corp (a)	316	11
			Genoptix Inc (a)	528	19
Amedisys Inc (a)	750	36
					920
America Service Group Inc	351	5
Continucare Corp (a)	1,074	5	Medical Laser Systems (0.01%)
Gentiva Health Services Inc (a)	504	14	Palomar Medical Technologies Inc (a)	584	6
LHC Group Inc (a)	437	15
			Medical Products (1.78%)
		86
			ABIOMED Inc (a)	1,371	12
Medical Imaging Systems (0.20%)			Accuray Inc (a)	1,787	10
IRIS International Inc (a)	881	11	Alphatec Holdings Inc (a)	1,468	8
Merge Healthcare Inc (a)	44,987	151	American Medical Systems Holdings Inc (a)	17,308	334
		162	Atrion Corp	69	11

See accompanying notes

135

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical Products (continued)			Networking Products (continued)
BioMimetic Therapeutics Inc (a)	28,928 $	345	Atheros Communications Inc (a)	11,684 $	400
Cantel Medical Corp	440	9	BigBand Networks Inc (a)	1,623	6
Cyberonics Inc (a)	772	16	Infinera Corp (a)	29,178	259
Exactech Inc (a)	361	6	Netgear Inc (a)	428	9
Greatbatch Inc (a)	469	9	Polycom Inc (a)	13,259	331
Haemonetics Corp (a)	804	44	Switch & Data Facilities Co Inc (a)	500	10
Hanger Orthopedic Group Inc (a)	217	3			1,409
Invacare Corp	382	10
			Non-Ferrous Metals (0.39%)
Luminex Corp (a)	1,169	17	Horsehead Holding Corp (a)	24,437	312
NxStage Medical Inc (a)	1,028	9
Orthofix International NV (a)	505	16	Office Furnishings - Original (0.10%)
Orthovita Inc (a)	2,954	10	Herman Miller Inc	1,642	26
PSS World Medical Inc (a)	1,721	39	HNI Corp	996	28
Rockwell Medical Technologies Inc (a)	602	5	Interface Inc	1,460	12
Synovis Life Technologies Inc (a)	507	7	Knoll Inc	1,374	14
TomoTherapy Inc (a)	49,574	193			80
West Pharmaceutical Services Inc	1,027	40
			Oil - Field Services (0.11%)
Wright Medical Group Inc (a)	1,073	20
			Cal Dive International Inc (a)	493	4
Zoll Medical Corp (a)	9,368	250
			CARBO Ceramics Inc	486	33
		1,423
			Matrix Service Co (a)	362	4
Medical Sterilization Products (0.06%)			RPC Inc	1,254	13
STERIS Corp	1,778	50	Tetra Technologies Inc (a)	1,130	13
			Willbros Group Inc (a)	1,154	19
Metal Processors & Fabrication (0.60%)					86
Ampco-Pittsburgh Corp	188	6
CIRCOR International Inc	7,588	191	Oil & Gas Drilling (0.14%)
			Atlas Energy Inc (a)	971	29
Dynamic Materials Corp	567	11
			Hercules Offshore Inc (a)	431	2
Kaydon Corp	6,568	235
			Pioneer Drilling Co (a)	429	4
North American Galvanizing & Coating Inc	390	2
(a)			Vantage Drilling Co (a)	45,394	73
RBC Bearings Inc (a)	532	13			108
Worthington Industries Inc	1,514	20	Oil Company - Exploration & Production (2.27%)
		478	Apco Oil and Gas International Inc	436	10
Miscellaneous Manufacturers (0.07%)			Approach Resources Inc (a)	190	2
American Railcar Industries Inc	3,945	44	Arena Resources Inc (a)	1,117	48
China Fire & Security Group Inc (a)	611	8	ATP Oil & Gas Corp (a)	274	5
		52	BPZ Resources Inc (a)	1,933	18
			Brigham Exploration Co (a)	31,744	430
MRI - Medical Diagnostic Imaging (0.02%)
			Carrizo Oil & Gas Inc (a)	798	21
Alliance HealthCare Services Inc (a)	1,141	6
			Contango Oil & Gas Co (a)	323	15
RadNet Inc (a)	1,302	3
			CREDO Petroleum Corp (a)	240	2
Virtual Radiologic Corp (a)	319	4
			Endeavour International Corp (a)	4,838	5
		13
			GMX Resources Inc (a)	14,414	198
Multilevel Direct Selling (0.05%)			McMoRan Exploration Co (a)	1,738	14
Nu Skin Enterprises Inc	1,453	39	Northern Oil And Gas Inc (a)	902	11
			Panhandle Oil and Gas Inc	351	9
Networking Products (1.77%)
			Penn Virginia Corp	19,121	407
3Com Corp (a)	9,822	74
			Vaalco Energy Inc (a)	165	1
Acme Packet Inc (a)	28,230	310
			W&T Offshore Inc	912	11
Anixter International Inc (a)	216	10

See accompanying notes

136

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil Company - Exploration & Production			Power Converter & Supply Equipment (0.96%)
(continued)			Advanced Energy Industries Inc (a)	9,052 $		136
Whiting Petroleum Corp (a)	8,451 $	604
			Energy Conversion Devices Inc (a)	1,036		11
Zion Oil & Gas Inc (a)	623	4
			JA Solar Holdings Co Ltd ADR (a)	42,493		242
		1,815
			Powell Industries Inc (a)	240		8
Oil Field Machinery & Equipment (0.33%)			Power-One Inc (a)	59,140		257
Bolt Technology Corp (a)	142	1	PowerSecure International Inc (a)	15,051		109
Dril-Quip Inc (a)	4,174	236				763
Gulf Island Fabrication Inc	30	1
			Precious Metals (0.00%)
Lufkin Industries Inc	367	27
			Paramount Gold and Silver Corp (a)	2,268		3
Natural Gas Services Group Inc (a)	54	1
		266	Printing - Commercial (0.05%)
Oil Refining & Marketing (0.00%)			Cenveo Inc (a)	1,657		15
Alon USA Energy Inc	33	-	Multi-Color Corp	441		5
CVR Energy Inc (a)	77	1	Valassis Communications Inc (a)	1,053		19
		1				39
Paper & Related Products (0.93%)			Private Corrections (0.03%)
Boise Inc (a)	673	4	Geo Group Inc/The (a)	1,251		27
Orchids Paper Products Co (a)	204	4
			Property & Casualty Insurance (0.68%)
Schweitzer-Mauduit International Inc	10,321	726
			American Safety Insurance Holdings Ltd (a)	41		-
Wausau Paper Corp	724	8
			Amtrust Financial Services Inc	150		2
		742
			First Mercury Financial Corp	312		4
Patient Monitoring Equipment (0.09%)			Hallmark Financial Services (a)	49		-
CardioNet Inc (a)	1,058	6	PMA Capital Corp (a)	33,806		213
Insulet Corp (a)	902	13	RLI Corp	218		12
Masimo Corp (a)	1,321	40	Safety Insurance Group Inc	74		3
Somanetics Corp (a)	592	11	Tower Group Inc	13,227		310
		70				544
Pharmacy Services (2.20%)			Protection - Safety (0.01%)
BioScrip Inc (a)	95,386	798	Landauer Inc	162		10
Catalyst Health Solutions Inc (a)	19,333	705
Clarient Inc (a)	1,276	3	Publishing - Newspapers (0.20%)
SXC Health Solutions Corp (a)	4,634	250	Dolan Media Co (a)	15,257		156
		1,756
			Recreational Vehicles (0.05%)
Physical Therapy & Rehabilitation Centers (0.66%)			Polaris Industries Inc	884		39
Healthsouth Corp (a)	2,689	50
Psychiatric Solutions Inc (a)	1,158	25	Recycling (0.39%)
RehabCare Group Inc (a)	14,806	451	Metalico Inc (a)	62,758		309
US Physical Therapy Inc (a)	256	4
		530	REITS - Apartments (0.03%)
			Mid-America Apartment Communities Inc	435		21
Physician Practice Management (0.02%)
American Dental Partners Inc (a)	194	2	REITS - Diversified (0.04%)
Healthways Inc (a)	87	2	DuPont Fabros Technology Inc	621		11
IPC The Hospitalist Co Inc (a)	419	14	Investors Real Estate Trust	165		2
		18	PS Business Parks Inc	180		9
Poultry (0.03%)			Washington Real Estate Investment Trust	300		8
Sanderson Farms Inc	533	22				30

See accompanying notes

137

Schedule of Investments SmallCap Growth Account II

December 31, 2009

	Shares	Value			Shares	Value
	Held	(000's)			Held	(000's)
COMMON STOCKS (continued)				COMMON STOCKS (continued)
REITS - Healthcare (0.03%)				Retail - Apparel & Shoe (continued)
LTC Properties Inc	116 $		3	Lululemon Athletica Inc (a)	1,221 $	37
National Health Investors Inc	61		2	Men's Wearhouse Inc	123	3
Omega Healthcare Investors Inc	679		13	Stein Mart Inc (a)	1,066	11
Universal Health Realty Income Trust	272		9	Wet Seal Inc/The (a)	101,136	349
			27			1,232
REITS - Manufactured Homes (0.03%)				Retail - Appliances (0.02%)
Equity Lifestyle Properties Inc	470		24	hhgregg Inc (a)	551	12

REITS - Shopping Centers (0.04%)				Retail - Auto Parts (0.21%)
Acadia Realty Trust	432		7	PEP Boys-Manny Moe & Jack	19,746	167
Saul Centers Inc	173		6
Tanger Factory Outlet Centers	574		22	Retail - Automobile (0.01%)
			35	America's Car-Mart Inc (a)	280	7
				Sonic Automotive Inc (a)	348	4
REITS - Single Tenant (0.02%)
						11
Alexander's Inc (a)	31		9
Getty Realty Corp	321		8	Retail - Building Products (0.52%)
			17	Lumber Liquidators Inc (a)	15,375	412

REITS - Warehouse & Industrial (0.02%)				Retail - Computer Equipment (0.00%)
EastGroup Properties Inc	461		18	PC Mall Inc (a)	128	1

Rental - Auto & Equipment (0.04%)				Retail - Convenience Store (0.04%)
Avis Budget Group Inc (a)	1,745		23	Casey's General Stores Inc	809	26
McGrath Rentcorp	155		4	Pantry Inc/The (a)	125	2
RSC Holdings Inc (a)	1,295		9	Susser Holdings Corp (a)	54	-
			36			28
Research & Development (0.35%)				Retail - Discount (0.69%)
Kendle International Inc (a)	146		3	99 Cents Only Stores (a)	23,932	313
Parexel International Corp (a)	19,472		274	Citi Trends Inc (a)	7,603	210
			277	Fred's Inc	573	6
Resorts & Theme Parks (0.10%)				HSN Inc (a)	1,093	22
Bluegreen Corp (a)	31,818		77			551
				Retail - Fabric Store (0.02%)
Respiratory Products (0.39%)
				Jo-Ann Stores Inc (a)	453	16
ResMed Inc (a)	5,965		312
				Retail - Gardening Products (0.07%)
Retail - Apparel & Shoe (1.54%)
				Tractor Supply Co (a)	1,028	54
Buckle Inc/The	668		20
Cato Corp/The	794		16	Retail - Home Furnishings (0.01%)
Chico's FAS Inc (a)	32,416		455	Kirkland's Inc (a)	528	9
Childrens Place Retail Stores Inc/The (a)	675		22
Collective Brands Inc (a)	806		18	Retail - Jewelry (0.01%)
Destination Maternity Corp (a)	199		4	Fuqi International Inc (a)	544	10
Dress Barn Inc (a)	552		13
Finish Line Inc/The	1,129		14	Retail - Miscellaneous/Diversified (0.01%)
				Pricesmart Inc	477	10
Gymboree Corp (a)	649		28
HOT Topic Inc (a)	1,263		8
				Retail - Office Supplies (0.02%)
J Crew Group Inc (a)	4,493		201
				OfficeMax Inc (a)	1,477	19
JOS A Bank Clothiers Inc (a)	548		23
Liz Claiborne Inc (a)	1,727		10

See accompanying notes

138

Schedule of Investments SmallCap Growth Account II

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)

Retail - Pawn Shops (0.05%)			Satellite Telecommunications (continued)

Ezcorp Inc (a)	1,267 $	22	Hughes Communications Inc (a)	379 $		10

First Cash Financial Services Inc (a)	650	14	Loral Space & Communications Inc (a)	275		9

		36				40

Retail - Perfume & Cosmetics (0.76%)			Savings & Loans - Thrifts (0.02%)

Sally Beauty Holdings Inc (a)	1,089	9	Brookline Bancorp Inc	706		7

Ulta Salon Cosmetics & Fragrance Inc (a)	32,940	598	Brooklyn Federal Bancorp Inc	70		1

		607	Cheviot Financial Corp	29		-

			Clifton Savings Bancorp Inc	48		-
Retail - Pet Food & Supplies (0.02%)

PetMed Express Inc	673	12	Heritage Financial Group	19		-
			Kentucky First Federal Bancorp	21		-

Retail - Petroleum Products (0.06%)			Oritani Financial Corp	354		5

World Fuel Services Corp	1,724	46	Prudential Bancorp Inc of Pennsylvania	157		2

			Roma Financial Corp	176		2

Retail - Restaurants (1.35%)			United Financial Bancorp Inc	127		2

AFC Enterprises Inc (a)	114	1				19
BJ's Restaurants Inc (a)	13,204	249
			Schools (0.98%)
Buffalo Wild Wings Inc (a)	516	21
			American Public Education Inc (a)	6,425		221
California Pizza Kitchen Inc (a)	859	12
			Bridgepoint Education Inc (a)	590		9
Caribou Coffee Co Inc (a)	304	2
			Capella Education Co (a)	3,191		240
Carrols Restaurant Group Inc (a)	480	3
			ChinaCast Education Corp (a)	1,254		9
CEC Entertainment Inc (a)	665	21
			Corinthian Colleges Inc (a)	18,958		261
Cheesecake Factory Inc/The (a)	1,773	38
			Grand Canyon Education Inc (a)	447		9
Chipotle Mexican Grill Inc (a)	1,876	165
			K12 Inc (a)	615		12
CKE Restaurants Inc	1,444	12
			Lincoln Educational Services Corp (a)	445		10
Cracker Barrel Old Country Store Inc	478	18
			Universal Technical Institute Inc (a)	547		11
Denny's Corp (a)	4,780	11
						782
DineEquity Inc (a)	482	12

Domino's Pizza Inc (a)	163	1	Seismic Data Collection (0.00%)

Einstein Noah Restaurant Group Inc (a)	197	2	Geokinetics Inc (a)	169		2

Jack in the Box Inc (a)	1,495	30
			Semiconductor Component - Integrated Circuits (1.09%)
Papa John's International Inc (a)	504	12
			Cirrus Logic Inc (a)	35,344		241
PF Chang's China Bistro Inc (a)	665	25
			Emulex Corp (a)	20,551		224
Sonic Corp (a)	1,621	16
			Hittite Microwave Corp (a)	7,914		322
Texas Roadhouse Inc (a)	38,049	427
			Micrel Inc	896		7
		1,078
			Power Integrations Inc	622		23

Retail - Sporting Goods (0.46%)			Sigma Designs Inc (a)	861		9

Big 5 Sporting Goods Corp	636	11	Standard Microsystems Corp (a)	1,341		28

Hibbett Sports Inc (a)	7,896	174	TriQuint Semiconductor Inc (a)	2,646		16

Zumiez Inc (a)	14,099	179				870
		364
			Semiconductor Equipment (2.64%)

Retirement & Aged Care (0.01%)			Amtech Systems Inc (a)	23,443		258

Emeritus Corp (a)	513	10	Entegris Inc (a)	58,153		307

			Formfactor Inc (a)	19,339		421
Rubber - Tires (0.25%)
			Kulicke & Soffa Industries Inc (a)	58,627		316
Cooper Tire & Rubber Co	10,061	202
			Nanometrics Inc (a)	18,727		212

Satellite Telecommunications (0.05%)			Tessera Technologies Inc (a)	1,475		34

DigitalGlobe Inc (a)	375	9	Ultratech Inc (a)	735		11

GeoEye Inc (a)	432	12

See accompanying notes

139

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Semiconductor Equipment (continued)			Telephone - Integrated (continued)
Veeco Instruments Inc (a)	16,538 $	547	Shenandoah Telecommunications Co	875 $		18
		2,106	Sprint Nextel Corp (a)	1		-
						38
Steel - Producers (0.13%)
General Steel Holdings Inc (a)	23,488	104	Textile - Apparel (0.01%)
			Cherokee Inc	393		7
Storage & Warehousing (0.01%)
Mobile Mini Inc (a)	409	6	Theaters (0.34%)
			Cinemark Holdings Inc	18,881		271
Superconductor Production & Systems (0.91%)			National CineMedia Inc	129		2
American Superconductor Corp (a)	17,794	728				273

Telecommunication Equipment (0.96%)			Therapeutics (0.74%)
ADC Telecommunications Inc (a)	912	6	Allos Therapeutics Inc (a)	1,775		12
ADTRAN Inc	1,357	31	AVANIR Pharmaceuticals Inc (a)	2,712		5
Anaren Inc (a)	573	9	AVI BioPharma Inc (a)	4,229		6
Applied Signal Technology Inc	13,790	266	Cornerstone Therapeutics Inc (a)	276		2
Arris Group Inc (a)	2,817	32	Cypress Bioscience Inc (a)	1,695		10
Comtech Telecommunications Corp (a)	887	31	Dyax Corp (a)	1,882		6
CPI International Inc (a)	99	1	Hemispherx Biopharma Inc (a)	5,177		3
NICE Systems Ltd ADR (a)	10,803	335	Inspire Pharmaceuticals Inc (a)	43,128		238
Plantronics Inc	1,121	29	Isis Pharmaceuticals Inc (a)	16,435		183
Preformed Line Products Co	96	4	ISTA Pharmaceuticals Inc (a)	1,419		7
ShoreTel Inc (a)	1,969	12	MannKind Corp (a)	1,520		13
Tekelec (a)	674	10	Onyx Pharmaceuticals Inc (a)	1,616		48
		766	Osiris Therapeutics Inc (a)	736		5
			Questcor Pharmaceuticals Inc (a)	2,553		12
Telecommunication Equipment - Fiber Optics (0.58%)
			Spectrum Pharmaceuticals Inc (a)	1,642		7
Harmonic Inc (a)	2,295	14
			Theravance Inc (a)	1,383		18
IPG Photonics Corp (a)	26,118	437
			Vivus Inc (a)	2,103		19
Oplink Communications Inc (a)	705	12
						594
		463
			Tobacco (0.04%)
Telecommunication Services (0.78%)
			Alliance One International Inc (a)	2,687		13
Cbeyond Inc (a)	615	10
			Universal Corp/VA	87		4
Consolidated Communications Holdings Inc	584	10
			Vector Group Ltd	1,148		16
Global Crossing Ltd (a)	646	9
						33
Iowa Telecommunications Services Inc	235	4
Knology Inc (a)	460	5	Transactional Software (0.19%)
MasTec Inc (a)	9,849	123	ACI Worldwide Inc (a)	1,084		18
Neutral Tandem Inc (a)	16,904	385	ArcSight Inc (a)	538		14
NTELOS Holdings Corp	897	16	Bottomline Technologies Inc (a)	777		13
PAETEC Holding Corp (a)	3,256	13	Solera Holdings Inc	1,825		66
Premiere Global Services Inc (a)	1,425	12	VeriFone Holdings Inc (a)	2,238		37
RCN Corp (a)	950	10				148
SAVVIS Inc (a)	970	14	Transport - Air Freight (0.01%)
USA Mobility Inc (a)	904	10	Air Transport Services Group Inc (a)	1,455		4
		621
			Transport - Marine (0.05%)
Telephone - Integrated (0.05%)
			Golar LNG Ltd (a)	959		12
Alaska Communications Systems Group Inc	1,169	9
			Gulfmark Offshore Inc (a)	340		10
Cincinnati Bell Inc (a)	1,815	6
			Ship Finance International Ltd	769		11
HickoryTech Corp	555	5

See accompanying notes

140

Schedule of Investments
SmallCap Growth Account II
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Transport - Marine (continued)			Wireless Equipment (continued)
Teekay Tankers Ltd	479 $	4	Ceragon Networks Ltd (a)	22,740 $	267
		37	EMS Technologies Inc (a)	553	8
			InterDigital Inc (a)	1,344	36
Transport - Rail (0.04%)
Genesee & Wyoming Inc (a)	966	32	Novatel Wireless Inc (a)	1,355	11
			RF Micro Devices Inc (a)	7,793	37
Transport - Services (0.53%)			Viasat Inc (a)	20,836	662
Dynamex Inc (a)	325	6			1,040
HUB Group Inc (a)	15,336	411	Wound, Burn & Skin Care (0.34%)
PHI Inc (a)	343	7	Obagi Medical Products Inc (a)	22,461	270
		424	TOTAL COMMON STOCKS	$ 76,730
Transport - Truck (0.06%)				Principal
Forward Air Corp	353	9		Amount	Value
Heartland Express Inc	968	14		(000's)	(000's)
Knight Transportation Inc	1,183	23	REPURCHASE AGREEMENTS (1.45%)
		46	Diversified Banking Institutions (1.45%)
Travel Services (0.04%)			Investment in Joint Trading Account; Bank
			of America Repurchase Agreement;
Ambassadors Group Inc	836	11
			0.005% dated 12/31/09 maturing 01/04/10
Interval Leisure Group Inc (a)	1,092	14	(collateralized by Sovereign Agency
Universal Travel Group (a)	381	4	Issues; $519,000; 0.00% - 3.75%; dated
		29	01/26/10 - 04/15/26)	$ 509$	509
			Investment in Joint Trading Account;
Ultra Sound Imaging Systems (0.02%)			Deutsche Bank Repurchase Agreement;
SonoSite Inc (a)	510	12	0.01% dated 12/31/09 maturing 01/04/10
			(collateralized by Sovereign Agency
Veterinary Diagnostics (0.45%)			Issues; $160,000; 0.00% - 4.75%; dated
Neogen Corp (a)	15,164	358	02/22/10 - 11/19/12)	156	156
			Investment in Joint Trading Account;
			Morgan Stanley Repurchase Agreement;
Vitamins & Nutrition Products (0.01%)
			0.01% dated 12/31/09 maturing 01/04/10
Schiff Nutrition International Inc	73	1	(collateralized by Sovereign Agency
USANA Health Sciences Inc (a)	285	9	Issues; $503,000; 0.00% - 0.90%; dated
		10	01/15/10 - 04/08/10)	493	493
					1,158
Water (0.01%)
California Water Service Group	68	2	TOTAL REPURCHASE AGREEMENTS	$ 1,158
Connecticut Water Service Inc	24	1	Total Investments	$ 77,888
Consolidated Water Co Ltd	236	3	Other Assets in Excess of Liabilities, Net - 2.45%		1,956
York Water Co	185	3
			TOTAL NET ASSETS - 100.00%	$ 79,844
		9
Web Hosting & Design (0.94%)
NIC Inc	37,096	339	(a) Non-Income Producing Security
			(b) Security is Illiquid
Rackspace Hosting Inc (a)	19,033	397
Terremark Worldwide Inc (a)	1,635	11
		747
Web Portals (0.16%)
Earthlink Inc	641	5
Local.com Corp (a)	20,845	121
		126
Wireless Equipment (1.30%)
Aruba Networks Inc (a)	1,782	19

See accompanying notes

141

	Schedule of Investments
	SmallCap Growth Account II
	December 31, 2009
Unrealized Appreciation (Depreciation)
The net federal income tax unrealized appreciation (depreciation) and federal tax cost of investments held by the account as of the period end were as follows:

Unrealized Appreciation	$ 15,326
Unrealized Depreciation	(3,058)
Net Unrealized Appreciation (Depreciation)	12,268
Cost for federal income tax purposes	65,620
All dollar amounts are shown in thousands (000's)

Portfolio Summary (unaudited)
Sector	Percent
Consumer, Non-cyclical	28.17%
Technology	18.57%
Consumer, Cyclical	14.09%
Communications	13.84%
Industrial	11.17%
Financial	5.54%
Energy	3.91%
Basic Materials	2.20%
Utilities	0.06%
Diversified	0.00%
Other Assets in Excess of Liabilities, Net	2.45%
TOTAL NET ASSETS	100.00%
Other Assets Summary (unaudited)
Asset Type	Percent
Futures	3.91%

	Futures Contracts
				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)
Russell 2000 mini; March 2010	Buy	50	$ 3,003	$ 3,119	$ 116
All dollar amounts are shown in thousands (000's)

See accompanying notes

142

Schedule of Investments SmallCap Value Account I

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (95.31%)			COMMON STOCKS (continued)
Advanced Materials & Products (0.31%)			Apparel Manufacturers (continued)
Ceradyne Inc (a)	16,154 $	310	Quiksilver Inc (a)	15,427$	31
STR Holdings Inc (a)	6,500	102	True Religion Apparel Inc (a)	4,900	91
		412			1,424
Advertising Services (0.02%)			Applications Software (0.21%)
inVentiv Health Inc (a)	1,394	23	American Reprographics Co (a)	397	3
Marchex Inc	870	4	Callidus Software Inc (a)	1,171	3
		27	China Information Security Technology Inc	352	2
			(a)
Aerospace & Defense (0.25%)
			Deltek Inc (a)	69	1
Cubic Corp	900	34
			Emdeon Inc (a)	1,700	26
Esterline Technologies Corp (a)	6,192	252
			Progress Software Corp (a)	3,600	105
Teledyne Technologies Inc (a)	1,369	53
			Quest Software Inc (a)	7,349	135
		339
					275
Aerospace & Defense Equipment (0.73%)
			Audio & Video Products (0.01%)
AAR Corp (a)	2,309	53
			Audiovox Corp (a)	1,661	12
Argon ST Inc (a)	190	4
			Universal Electronics Inc (a)	324	7
Astronics Corp (a)	142	1
					19
Curtiss-Wright Corp	8,267	259
Ducommun Inc	5,416	101	Auto - Medium & Heavy Duty Trucks (0.10%)
HEICO Corp	1,700	75	Force Protection Inc (a)	26,200	137
Kaman Corp	339	8
			Auto/Truck Parts & Equipment - Original (0.40%)
LMI Aerospace Inc (a)	425	6
			American Axle & Manufacturing Holdings
Moog Inc (a)	3,989	117	Inc (a)	2,417	19
Orbital Sciences Corp (a)	4,600	70	ArvinMeritor Inc (a)	3,410	38
Triumph Group Inc	5,971	288	Dana Holding Corp (a)	7,783	84
		982	Miller Industries Inc/TN (a)	953	11
Agricultural Operations (0.29%)			Modine Manufacturing Co (a)	11,824	140
Andersons Inc/The	15,227	393	Spartan Motors Inc	27,735	156
			Superior Industries International Inc	1,284	20
Air Pollution Control Equipment (0.00%)			Tenneco Inc (a)	3,051	54
Met-Pro Corp	297	3	Titan International Inc	1,950	16
					538
Airlines (1.32%)
AirTran Holdings Inc (a)	6,300	33	Auto/Truck Parts & Equipment - Replacement (0.46%)
Alaska Air Group Inc (a)	4,710	163	ATC Technology Corp/IL (a)	15,990	381
Allegiant Travel Co (a)	3,300	156	Dorman Products Inc (a)	905	14
Hawaiian Holdings Inc (a)	40,100	281	Exide Technologies (a)	3,253	23
JetBlue Airways Corp (a)	21,138	115	Standard Motor Products Inc (a)	23,907	204
Republic Airways Holdings Inc (a)	37,811	279			622
Skywest Inc	40,915	692	B2B - E-Commerce (0.04%)
US Airways Group Inc (a)	8,992	44	ePlus Inc (a)	326	5
		1,763	Global Sources Ltd (a)	1,362	9
Apparel Manufacturers (1.06%)			i2 Technologies Inc (a)	1,772	34
Carter's Inc (a)	5,458	143			48
Columbia Sportswear Co	737	29	Batteries & Battery Systems (0.46%)
G-III Apparel Group Ltd (a)	6,024	130	A123 Systems Inc (a)	1,600	36
Jones Apparel Group Inc	38,700	621	EnerSys (a)	26,712	584
Maidenform Brands Inc (a)	8,200	137			620
Oxford Industries Inc	11,680	242

See accompanying notes

143

Schedule of Investments

SmallCap Value Account I

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)

Beverages - Non-Alcoholic (0.02%)			Building Products - Doors & Windows (0.14%)

Heckmann Corp (a)	4,453 $	22	Apogee Enterprises Inc	13,504$	189

National Beverage Corp (a)	517	7

		29	Building Products - Wood (0.13%)
			Universal Forest Products Inc	4,835	178
Broadcasting Services & Programming (0.09%)

Crown Media Holdings Inc (a)	679	1	Cable/Satellite TV (0.08%)

World Wrestling Entertainment Inc	7,762	119	LodgeNet Interactive Corp (a)	18,324	101

		120	Mediacom Communications Corp (a)	2,452	11

Building - Heavy Construction (0.49%)					112

Granite Construction Inc	7,923	267	Cellular Telecommunications (0.06%)

Sterling Construction Co Inc (a)	5,854	112	Syniverse Holdings Inc (a)	4,726	83
Tutor Perini Corp (a)	15,276	276

		655	Chemicals - Diversified (0.84%)

			Aceto Corp	12,891	66
Building - Maintenance & Service (0.08%)
			Innophos Holdings Inc	15,026	346
ABM Industries Inc	5,310	110
			Innospec Inc	7,309	74

Building - Mobile Home & Manufactured Housing (0.01%)			Olin Corp	7,167	126

Winnebago Industries (a)	1,401	17	Rockwood Holdings Inc (a)	8,753	206
			Solutia Inc (a)	21,738	276

Building - Residential & Commercial (0.26%)			Westlake Chemical Corp	1,284	32

Beazer Homes USA Inc (a)	3,794	18			1,126

Brookfield Homes Corp (a)	2,500	20
			Chemicals - Plastics (0.60%)
Hovnanian Enterprises Inc (a)	2,253	9
			A Schulman Inc	14,013	283
M/I Homes Inc (a)	7,300	76
			PolyOne Corp (a)	24,807	185
Meritage Homes Corp (a)	2,768	53
			Spartech Corp	32,007	329
Ryland Group Inc	2,424	48
					797
Standard Pacific Corp (a)	31,607	118

		342	Chemicals - Specialty (1.16%)
			Arch Chemicals Inc	1,182	36
Building & Construction - Miscellaneous (0.17%)
			Ferro Corp	2,490	21
Dycom Industries Inc (a)	16,629	134
			Hawkins Inc	2,251	49
Insituform Technologies Inc (a)	2,539	58
			HB Fuller Co	14,890	339
Integrated Electrical Services Inc (a)	571	3
			Minerals Technologies Inc	3,327	181
Layne Christensen Co (a)	1,262	36
			NewMarket Corp	3,100	356
		231
			OM Group Inc (a)	7,325	230

Building & Construction Products -			Omnova Solutions Inc (a)	24,500	150

Miscellaneous (0.66%)			Quaker Chemical Corp	1,082	22
Drew Industries Inc (a)	695	14
			Sensient Technologies Corp	2,721	72
Gibraltar Industries Inc (a)	24,712	389
			Stepan Co	52	3
Interline Brands Inc (a)	13,107	226
			Symyx Technologies Inc (a)	683	4
Louisiana-Pacific Corp (a)	7,048	49
			WR Grace & Co (a)	3,353	85
NCI Building Systems Inc (a)	28,232	51
					1,548
Quanex Building Products Corp	7,890	134

Trex Co Inc (a)	1,261	25	Circuit Boards (0.29%)

		888	DDi Corp (a)	1,171	6
			Multi-Fineline Electronix Inc (a)	4,500	128
Building Products - Air & Heating (0.29%)
			Park Electrochemical Corp	737	20
Comfort Systems USA Inc	31,814	393
			TTM Technologies Inc (a)	20,248	233

Building Products - Cement & Aggregate (0.03%)					387

Texas Industries Inc	1,314	46

See accompanying notes

144

Schedule of Investments SmallCap Value Account I

December 31, 2009

	Shares	Value			Shares	Value
	Held	(000's)			Held	(000's)
COMMON STOCKS (continued)				COMMON STOCKS (continued)
Coal (0.16%)				Commercial Banks (continued)
Cloud Peak Energy Inc (a)	7,700 $		112	Farmers Capital Bank Corp	2,317 $		24
International Coal Group Inc (a)	5,579		21	Financial Institutions Inc	3,643		43
Patriot Coal Corp (a)	4,838		75	First Bancorp Inc/ME	851		13
Westmoreland Coal Co (a)	763		7	First BanCorp/Puerto Rico	6,400		15
			215	First Bancorp/Troy NC	4,822		67
				First Commonwealth Financial Corp	5,507		26
Collectibles (0.06%)
RC2 Corp (a)	5,866		87	First Community Bancshares Inc/VA	10,968		132
				First Financial Bancorp	28,737		418
Commercial Banks (8.90%)				First Financial Bankshares Inc	3,702		201
1st Source Corp	3,360		54	First Financial Corp/IN	754		23
1st United Bancorp Inc/Boca Raton (a)	10,100		72	First Merchants Corp	3,800		23
Alliance Financial Corp/NY	1,180		32	First Midwest Bancorp Inc/IL	2,926		32
American National Bankshares Inc	572		13	First of Long Island Corp/The	435		11
Ameris Bancorp	4,102		29	First South Bancorp Inc/Washington NC	2,190		23
Ames National Corp	341		7	FirstMerit Corp	23,040		464
Arrow Financial Corp	341		9	FNB Corp/PA	62,062		421
Auburn National Bancorporation Inc	218		4	German American Bancorp Inc	1,071		17
Bancfirst Corp	3,026		112	Glacier Bancorp Inc	3,452		47
Banco Latinoamericano de Comercio				Great Southern Bancorp Inc	741		16
Exterior SA	7,860		109	Guaranty Bancorp (a)	5,900		8
Bancorp Inc/DE (a)	1,935		13	Hancock Holding Co	1,369		60
Bancorp Rhode Island Inc	341		9	Heartland Financial USA Inc	2,963		43
Bank Mutual Corp	3,002		21	Home Bancshares Inc/Conway AR	1,125		27
Bank of Kentucky Financial Corp	297		6	Hudson Valley Holding Corp	1,870		46
Bank of Marin Bancorp	106		3	Iberiabank Corp	8,819		475
Bank of the Ozarks Inc	3,273		96	Independent Bank Corp/Rockland MA	9,341		195
Banner Corp	1,800		5	International Bancshares Corp	21,026		398
Bar Harbor Bankshares	272		7	Lakeland Bancorp Inc	7,679		49
Bridge Bancorp Inc	106		3	Lakeland Financial Corp	4,724		81
Bryn Mawr Bank Corp	545		8	MB Financial Inc	5,445		107
Camden National Corp	730		24	Merchants Bancshares Inc	455		10
Cardinal Financial Corp	1,429		12	Midsouth Bancorp Inc	435		6
Cathay General Bancorp	3,051		23	Nara Bancorp Inc (a)	20,000		227
Center Bancorp Inc	1,124		10	National Bankshares Inc	657		19
Central Pacific Financial Corp (a)	400		1	National Penn Bancshares Inc	27,173		157
Century Bancorp Inc/MA	324		7	NBT Bancorp Inc	9,212		188
Chemical Financial Corp	5,174		122	Northrim BanCorp Inc	597		10
Citizens & Northern Corp	870		8	Norwood Financial Corp	170		5
Citizens Holding Co	284		6	Ohio Valley Banc Corp	380		8
Citizens Republic Bancorp Inc (a)	37,055		26	Old National Bancorp/IN	4,867		61
City Holding Co	9,223		298	Old Point Financial Corp	189		3
CNB Financial Corp/PA	435		7	Old Second Bancorp Inc	900		6
Columbia Banking System Inc	6,425		104	Oriental Financial Group Inc	7,437		80
Community Bank System Inc	17,007		328	Orrstown Financial Services Inc	256		9
Community Trust Bancorp Inc	11,235		275	Pacific Capital Bancorp NA	8,000		8
CVB Financial Corp	71,327		616	PacWest Bancorp	4,374		88
Eagle Bancorp Inc (a)	1,456		15	Park National Corp	2,454		145
East West Bancorp Inc	21,015		332	Peapack Gladstone Financial Corp	706		9
Enterprise Bancorp Inc/MA	541		6	Penns Woods Bancorp Inc	169		5

See accompanying notes

145

Schedule of Investments

SmallCap Value Account I

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)

Commercial Banks (continued)			Commercial Banks (continued)
Peoples Bancorp Inc/OH	5,373 $	52	Wilshire Bancorp Inc	11,631 $	95

Peoples Financial Corp/MS	352	7	Wintrust Financial Corp	10,638	328

Pinnacle Financial Partners Inc (a)	1,840	26			11,917

Porter Bancorp Inc	677	10
			Commercial Services (1.25%)
Prosperity Bancshares Inc	12,867	521	Convergys Corp (a)	17,200	185

Renasant Corp	10,286	140	DynCorp International Inc (a)	34,449	494

Republic Bancorp Inc/KY	6,259	129	ICT Group Inc (a)	162	3

S&T Bancorp Inc	5,512	94	Live Nation Inc (a)	4,676	40

Sandy Spring Bancorp Inc	1,592	14	Mac-Gray Corp	898	9

Santander BanCorp (a)	3,465	43	PHH Corp (a)	39,352	634

SCBT Financial Corp	792	22	Providence Service Corp/The (a)	4,200	66

Shore Bancshares Inc	1,524	22	Standard Parking Corp (a)	572	9

Sierra Bancorp	3,644	28	Steiner Leisure Ltd (a)	464	19

Signature Bank/New York NY (a)	7,208	230	TeleTech Holdings Inc (a)	10,600	212

Simmons First National Corp	3,281	91			1,671
Smithtown Bancorp Inc	1,417	8

South Financial Group Inc/The	84,600	55	Commercial Services - Finance (1.16%)
			Advance America Cash Advance Centers Inc	19,735	110
Southside Bancshares Inc	5,813	114
			Cardtronics Inc (a)	296	3
Southwest Bancorp Inc/Stillwater OK	5,889	41
			Deluxe Corp	44,636	660
State Bancorp Inc/NY	1,388	10
			Dollar Financial Corp (a)	16,252	385
StellarOne Corp	2,197	22
			Euronet Worldwide Inc (a)	575	13
Sterling Bancorp/NY	11,145	80
			Global Cash Access Holdings Inc (a)	7,024	53
Sterling Bancshares Inc/TX	19,484	100
			Jackson Hewitt Tax Service Inc (a)	2,745	12
Suffolk Bancorp	1,797	53
			MoneyGram International Inc (a)	1,144	3
Sun Bancorp Inc/NJ (a)	1,307	5
			Rewards Network Inc	408	5
Susquehanna Bancshares Inc	4,822	28
			TNS Inc (a)	2,400	62
SVB Financial Group (a)	15,289	637
			Wright Express Corp (a)	7,800	248
SY Bancorp Inc	652	14
					1,554
Texas Capital Bancshares Inc (a)	2,060	29

Tompkins Financial Corp	494	20	Communications Software (0.08%)

Tower Bancorp Inc	455	10	Digi International Inc (a)	1,538	14

TowneBank/Portsmouth VA	2,035	24	DivX Inc (a)	1,171	7

Trico Bancshares	3,600	60	Seachange International Inc (a)	12,370	81

Trustco Bank Corp NY	24,179	152			102

Trustmark Corp	10,294	232	Computer Aided Design (0.13%)
UMB Financial Corp	7,871	310	Aspen Technology Inc (a)	17,300	170
Umpqua Holdings Corp	13,832	185

Union Bankshares Corp/VA	5,011	62	Computer Data Security (0.03%)
United Bankshares Inc	4,874	97	Fortinet Inc (a)	2,200	39

United Community Banks Inc/GA (a)	12,592	43

United Security Bancshares/Thomasville AL	572	10	Computer Graphics (0.01%)

Univest Corp of Pennsylvania	1,061	19	Monotype Imaging Holdings Inc (a)	2,088	19

Washington Banking Co	925	11
			Computer Services (0.77%)
Washington Trust Bancorp Inc	4,446	69
			CACI International Inc (a)	1,678	82
Webster Financial Corp	3,795	45
			Ciber Inc (a)	30,655	106
WesBanco Inc	5,674	70
			Computer Task Group Inc (a)	516	4
West Bancorporation Inc	4,000	20
			COMSYS IT Partners Inc (a)	4,053	36
Westamerica Bancorporation	815	45
			Dynamics Research Corp (a)	6,217	66
Wilber Corp	545	4
			Insight Enterprises Inc (a)	19,957	228
See accompanying notes

146

Schedule of Investments SmallCap Value Account I

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Computer Services (continued)			Consumer Products - Miscellaneous (continued)
Ness Technologies Inc (a)	3,739 $	18	Helen of Troy Ltd (a)	16,077 $	393
SRA International Inc (a)	1,883	36	Jarden Corp	1,565	48
SYKES Enterprises Inc (a)	4,800	122	Prestige Brands Holdings Inc (a)	16,708	131
Unisys Corp (a)	8,081	312	Tupperware Brands Corp	4,400	205
Virtusa Corp (a)	1,924	17	WD-40 Co	490	16
		1,027			1,780
Computer Software (0.06%)			Containers - Metal & Glass (0.26%)
Avid Technology Inc (a)	1,454	19	Bway Holding Co (a)	652	13
Double-Take Software Inc (a)	135	1	Silgan Holdings Inc	5,724	331
Global Defense Technology & Systems Inc (a)	3,900	64			344
		84
			Containers - Paper & Plastic (0.51%)
Computers - Integrated Systems (0.23%)			AEP Industries Inc (a)	25	1
Agilysys Inc	1,470	13	Graphic Packaging Holding Co (a)	7,339	26
Cray Inc (a)	14,525	93	Rock-Tenn Co	12,955	653
Mercury Computer Systems Inc (a)	8,398	93			680
MTS Systems Corp	961	28
			Cosmetics & Toiletries (0.04%)
Netscout Systems Inc (a)	3,697	54	Chattem Inc (a)	107	10
PAR Technology Corp (a)	217	1	Elizabeth Arden Inc (a)	1,341	19
Radisys Corp (a)	2,500	24	Inter Parfums Inc	1,126	14
Super Micro Computer Inc (a)	707	8	Revlon Inc (a)	987	17
		314			60
Computers - Memory Devices (0.29%)			Data Processing & Management (0.35%)
Imation Corp (a)	2,612	23	Acxiom Corp (a)	1,181	16
Quantum Corp (a)	40,100	117	Bowne & Co Inc	3,737	25
Silicon Storage Technology Inc (a)	7,699	20	CSG Systems International Inc (a)	16,667	318
SMART Modular Technologies WWH Inc (a)	3,546	22	Fair Isaac Corp	3,079	65
STEC Inc (a)	12,700	208	infoGROUP Inc (a)	3,711	30
		390	Schawk Inc	1,450	20
Computers - Peripheral Equipment (0.18%)					474
Electronics for Imaging Inc (a)	3,135	41
			Diagnostic Equipment (0.16%)
Rimage Corp (a)	905	15	Affymetrix Inc (a)	35,798	209
Synaptics Inc (a)	5,800	178	Home Diagnostics Inc (a)	790	5
		234			214
Consulting Services (0.26%)			Diagnostic Kits (0.00%)
Diamond Management & Technology			OraSure Technologies Inc (a)	282	1
Consultants Inc	134	1
Gartner Inc (a)	7,700	139
			Direct Marketing (0.05%)
Hackett Group Inc/The (a)	1,853	5	APAC Customer Services Inc (a)	6,000	36
Hill International Inc (a)	271	2	Harte-Hanks Inc	2,436	26
Watson Wyatt Worldwide Inc	4,194	199			62
		346
			Disposable Medical Products (0.00%)
Consumer Products - Miscellaneous (1.33%)			Medical Action Industries Inc (a)	272	4
American Greetings Corp	22,149	483
Blyth Inc	3,546	119	Distribution & Wholesale (0.69%)
Central Garden and Pet Co - A Shares (a)	23,923	238	Beacon Roofing Supply Inc (a)	735	12
Central Garden and Pet Co (a)	12,400	133	BlueLinx Holdings Inc (a)	1,116	3
CSS Industries Inc	713	14	Brightpoint Inc (a)	5,200	38

See accompanying notes

147

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Distribution & Wholesale (continued)			E-Commerce - Services (continued)
Core-Mark Holding Co Inc (a)	5,981 $	197	Internet Brands Inc (a)	1,253$	10
Houston Wire & Cable Co	3,053	36			53
Owens & Minor Inc	461	20
			Electric - Integrated (3.39%)
Pool Corp	1,405	27	Allete Inc	1,649	54
Scansource Inc (a)	1,593	42	Avista Corp	19,138	413
School Specialty Inc (a)	775	18	Black Hills Corp	8,362	223
United Stationers Inc (a)	4,338	247	Central Vermont Public Service Corp	2,100	44
Watsco Inc	2,200	108	CH Energy Group Inc	879	37
WESCO International Inc (a)	6,500	176	Cleco Corp	12,436	340
		924	El Paso Electric Co (a)	20,706	420
Diversified Manufacturing Operations (1.97%)			Empire District Electric Co/The	1,896	35
Actuant Corp	7,068	131	IDACORP Inc	10,623	339
Acuity Brands Inc	7,847	280	MGE Energy Inc	4,985	178
Ameron International Corp	6,075	385	NorthWestern Corp	2,453	64
AO Smith Corp	5,722	248	Otter Tail Corp	1,980	49
AZZ Inc	5,100	167	Pike Electric Corp (a)	872	8
Barnes Group Inc	19,398	328	PNM Resources Inc	4,839	61
Blount International Inc (a)	2,538	26	Portland General Electric Co	37,707	770
Brink's Co/The	3,800	92	UIL Holdings Corp	7,797	219
Chase Corp	511	6	Unisource Energy Corp	26,253	845
Colfax Corp (a)	1,622	20	Westar Energy Inc	20,100	437
EnPro Industries Inc (a)	14,992	396			4,536
Federal Signal Corp	3,167	19
			Electric Products - Miscellaneous (0.46%)
GP Strategies Corp (a)	2,271	17	GrafTech International Ltd (a)	30,184	469
Griffon Corp (a)	2,424	30	Graham Corp	323	7
Koppers Holdings Inc	7,788	237	Littelfuse Inc (a)	1,207	39
LSB Industries Inc (a)	7,600	107	Molex Inc	4,500	97
Standex International Corp	3,881	78			612
Tredegar Corp	4,223	67
		2,634	Electronic Components - Miscellaneous (0.67%)
			Bel Fuse Inc	988	21
Diversified Minerals (0.03%)			Benchmark Electronics Inc (a)	16,884	319
AMCOL International Corp	1,198	34	CTS Corp	9,835	95
United States Lime & Minerals Inc (a)	27	1	Daktronics Inc	408	4
		35	LaBarge Inc (a)	272	3
Diversified Operations (0.06%)			Methode Electronics Inc	12,343	107
Compass Diversified Holdings	6,240	80	OSI Systems Inc (a)	5,586	152
			Plexus Corp (a)	3,876	111
Diversified Operations & Commercial Services (0.05%)			Rogers Corp (a)	681	21
Viad Corp	3,316	68	Technitrol Inc	15,394	67
					900
E-Commerce - Products (0.09%)
1-800-Flowers.com Inc (a)	2,069	5	Electronic Components - Semiconductors (0.93%)
Shutterfly Inc (a)	1,154	21	Actel Corp (a)	1,766	21
US Auto Parts Network Inc (a)	843	4	Amkor Technology Inc (a)	13,800	99
Vitacost.com Inc (a)	8,500	89	Ceva Inc (a)	256	3
		119	DSP Group Inc (a)	7,998	45
			GSI Technology Inc (a)	1,770	8
E-Commerce - Services (0.04%)
			IXYS Corp (a)	380	3
Ancestry.com Inc (a)	3,100	43
			Lattice Semiconductor Corp (a)	15,052	41

See accompanying notes

148

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Electronic Components - Semiconductors			Entertainment Software (continued)
(continued)			THQ Inc (a)	1,680 $	9
Microtune Inc (a)	1,963 $	4
					280
Omnivision Technologies Inc (a)	3,190	46
PMC - Sierra Inc (a)	20,000	173	Environmental Monitoring & Detection (0.00%)
Semtech Corp (a)	4,500	77	Mine Safety Appliances Co	190	5
Skyworks Solutions Inc (a)	34,300	487
			E-Services - Consulting (0.01%)
White Electronic Designs Corp (a)	2,207	10
			Perficient Inc (a)	2,171	18
Zoran Corp (a)	20,525	227
		1,244	Fiduciary Banks (0.22%)
Electronic Design Automation (0.04%)			Boston Private Financial Holdings Inc	50,093	289
Cogo Group Inc (a)	2,226	16
Mentor Graphics Corp (a)	4,751	42	Filtration & Separation Products (0.06%)
			CLARCOR Inc	1,785	58
		58
			Polypore International Inc (a)	1,511	18
Electronic Measurement Instruments (0.03%)					76
Analogic Corp	427	16
Measurement Specialties Inc (a)	1,401	14	Finance - Auto Loans (0.00%)
			Credit Acceptance Corp (a)	48	2
MEMSIC Inc (a)	1,361	5
		35
			Finance - Consumer Loans (1.07%)
E-Marketing & Information (0.01%)			Encore Capital Group Inc (a)	6,492	113
Digital River Inc (a)	709	19	Nelnet Inc	17,266	297
			Ocwen Financial Corp (a)	21,568	206
Energy - Alternate Sources (0.05%)			World Acceptance Corp (a)	22,845	819
Green Plains Renewable Energy Inc (a)	898	13			1,435
Headwaters Inc (a)	9,200	60
			Finance - Credit Card (0.01%)
		73
			CompuCredit Holdings Corp	4,300	14
Engineering - Research & Development Services (0.87%)
EMCOR Group Inc (a)	42,907	1,154	Finance - Investment Banker & Broker (1.80%)
ENGlobal Corp (a)	116	-	Broadpoint Gleacher Securities Inc (a)	15,500	69
VSE Corp	80	4	Diamond Hill Investment Group Inc	25	2
		1,158	E*Trade Financial Corp (a)	79,775	140
			Evercore Partners Inc - Class A	709	22
Engines - Internal Combustion (0.05%)
Briggs & Stratton Corp	3,246	61	GFI Group Inc	17,900	82
			International Assets Holding Corp (a)	839	12
Enterprise Software & Services (0.80%)			Investment Technology Group Inc (a)	6,800	134
American Software Inc/Georgia	162	1	JMP Group Inc	1,285	12
Epicor Software Corp (a)	2,995	23	KBW Inc (a)	1,055	29
JDA Software Group Inc (a)	5,754	146	Knight Capital Group Inc (a)	36,694	565
Lawson Software Inc (a)	5,137	34	MF Global Ltd (a)	3,795	26
Mantech International Corp (a)	1,400	68	Oppenheimer Holdings Inc	2,381	79
MedAssets Inc (a)	5,100	108	optionsXpress Holdings Inc	13,000	201
MicroStrategy Inc (a)	1,550	146	Penson Worldwide Inc (a)	20,300	184
Pervasive Software Inc (a)	1,470	7	Piper Jaffray Cos (a)	8,492	430
Sybase Inc (a)	5,600	243	Stifel Financial Corp (a)	3,000	178
SYNNEX Corp (a)	9,477	291	SWS Group Inc	9,124	110
		1,067	TradeStation Group Inc (a)	17,491	138
					2,413
Entertainment Software (0.21%)
Take-Two Interactive Software Inc (a)	27,003	271	Finance - Leasing Company (0.03%)
			Financial Federal Corp	1,071	29

See accompanying notes

149

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Finance - Leasing Company (continued)			Footwear & Related Apparel (0.67%)
Marlin Business Services Corp (a)	1,700$	14	CROCS Inc (a)	3,449 $	20
		43	Deckers Outdoor Corp (a)	1,900	193
			Iconix Brand Group Inc (a)	19,092	242
Finance - Mortgage Loan/Banker (0.02%)
Doral Financial Corp (a)	8,400	31	Skechers U.S.A. Inc (a)	5,676	167
			Steven Madden Ltd (a)	2,300	95
Finance - Other Services (0.08%)			Timberland Co/The (a)	9,891	177
BGC Partners Inc	23,644	109			894
			Forestry (0.09%)
Financial Guarantee Insurance (0.78%)
			Potlatch Corp	3,607	115
Assured Guaranty Ltd	29,015	631
MGIC Investment Corp (a)	20,686	120	Funeral Services & Related Items (0.12%)
Primus Guaranty Ltd (a)	1,769	6	Stewart Enterprises Inc	30,775	159
Radian Group Inc	39,965	292
		1,049	Gambling (Non-Hotel) (0.07%)
			Isle of Capri Casinos Inc (a)	10,300	77
Firearms & Ammunition (0.11%)
Smith & Wesson Holding Corp (a)	5,400	22	Pinnacle Entertainment Inc (a)	1,567	14
Sturm Ruger & Co Inc	13,106	127			91
		149	Gas - Distribution (2.09%)
			Chesapeake Utilities Corp	2,427	78
Fisheries (0.00%)
HQ Sustainable Maritime Industries Inc (a)	54	-	Laclede Group Inc/The	1,511	51
			New Jersey Resources Corp	20,774	777
Food - Canned (0.26%)			Nicor Inc	2,529	107
Del Monte Foods Co	17,200	195	Northwest Natural Gas Co	4,249	191
TreeHouse Foods Inc (a)	4,047	157	Piedmont Natural Gas Co Inc	3,849	103
		352	South Jersey Industries Inc	6,697	256
			Southwest Gas Corp	20,162	575
Food - Miscellaneous/Diversified (1.10%)
			WGL Holdings Inc	19,601	657
American Italian Pasta Co (a)	7,776	271
					2,795
B&G Foods Inc	10,735	99
Chiquita Brands International Inc (a)	40,854	737	Gold Mining (0.10%)
Diamond Foods Inc	341	12	Royal Gold Inc	2,800	132
Dole Food Co Inc (a)	14,200	176
Hain Celestial Group Inc (a)	1,651	28	Golf (0.02%)
M&F Worldwide Corp (a)	2,920	115	Callaway Golf Co	3,624	27
Seaboard Corp	25	34
			Hazardous Waste Disposal (0.03%)
		1,472
			EnergySolutions Inc	4,383	37
Food - Retail (0.11%)
Great Atlantic & Pacific Tea Co (a)	1,868	22	Health Care Cost Containment (0.00%)
Ingles Markets Inc	1,254	19	MedQuist Inc	872	6
Ruddick Corp	2,310	59
			Heart Monitors (0.00%)
Weis Markets Inc	567	21
			Cardiac Science Corp (a)	1,658	4
Winn-Dixie Stores Inc (a)	3,052	31
		152
			Home Furnishings (0.53%)
Food - Wholesale & Distribution (0.38%)			Ethan Allen Interiors Inc	4,267	57
Fresh Del Monte Produce Inc (a)	16,372	362	Furniture Brands International Inc (a)	12,900	71
Nash Finch Co	2,627	97	Hooker Furniture Corp	1,044	13
Spartan Stores Inc	3,441	49	Kimball International Inc	3,137	27
		508	La-Z-Boy Inc (a)	47,326	451

See accompanying notes

150

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Home Furnishings (continued)			Internet Financial Services (0.00%)
Tempur-Pedic International Inc (a)	3,900$	92	Online Resources Corp (a)	844$	4
		711
			Internet Incubators (0.03%)
Hotels & Motels (0.08%)
			ModusLink Global Solutions Inc (a)	2,530	24
Gaylord Entertainment Co (a)	2,556	50
			Safeguard Scientifics Inc (a)	1,225	12
Orient-Express Hotels Ltd (a)	4,290	44
					36
Red Lion Hotels Corp (a)	1,280	6
		100	Internet Infrastructure Software (0.11%)
			Openwave Systems Inc (a)	5,733	13
Human Resources (0.38%)
			TIBCO Software Inc (a)	14,463	139
Barrett Business Services Inc	740	9
					152
Cross Country Healthcare Inc (a)	2,059	20
Heidrick & Struggles International Inc	933	29	Internet Security (0.04%)
Kforce Inc (a)	7,969	100	SonicWALL Inc (a)	7,139	54
Korn/Ferry International (a)	2,338	39	VASCO Data Security International Inc (a)	572	4
MPS Group Inc (a)	6,049	83			58
On Assignment Inc (a)	3,166	23	Internet Telephony (0.01%)
Spherion Corp (a)	16,895	95	j2 Global Communications Inc (a)	352	7
Team Health Holdings Inc (a)	5,100	71
TrueBlue Inc (a)	2,453	36	Intimate Apparel (0.12%)
		505	Warnaco Group Inc/The (a)	3,700	156

Identification Systems - Development (0.23%)			Investment Companies (0.78%)
Brady Corp	3,107	93	Allied Capital Corp (a)	27,485	99
Checkpoint Systems Inc (a)	13,336	203	American Capital Ltd (a)	57,524	140
L-1 Identity Solutions Inc (a)	1,550	12	Ares Capital Corp	6,422	80
		308	BlackRock Kelso Capital Corp	5,400	46
Industrial Audio & Video Products (0.00%)			Fifth Street Finance Corp	11,725	126
China Security & Surveillance Technology			Gladstone Capital Corp	5,400	42
Inc (a)	816	6	Hercules Technology Growth Capital Inc	10,125	105
			Main Street Capital Corp	244	4
Industrial Automation & Robots (0.09%)
			MCG Capital Corp (a)	38,953	168
Cognex Corp	2,062	37
			Medallion Financial Corp	1,417	12
Nordson Corp	1,454	89
			NGP Capital Resources Co	2,087	17
		126
			PennantPark Investment Corp	2,218	20
Instruments - Controls (0.21%)			Prospect Capital Corp	11,766	139
Spectrum Control Inc (a)	1,197	11	TICC Capital Corp	6,935	42
Watts Water Technologies Inc	7,766	240	Triangle Capital Corp	853	10
Woodward Governor Co	770	20			1,050
X-Rite Inc (a)	2,478	6
			Investment Management & Advisory Services (0.31%)
		277
			Altisource Portfolio Solutions SA (a)	2,333	49
Instruments - Scientific (0.15%)			Artio Global Investors Inc	1,700	43
FEI Co (a)	5,782	135	Calamos Asset Management Inc	10,162	117
Varian Inc (a)	1,394	72	Epoch Holding Corp	168	2
		207	GAMCO Investors Inc	274	13
Insurance Brokers (0.00%)			National Financial Partners Corp (a)	23,394	189
Crawford & Co (a)	396	2	Virtus Investment Partners Inc (a)	170	3
			Westwood Holdings Group Inc	52	2
Internet Connectivity Services (0.01%)					418
PC-Tel Inc (a)	1,580	9

See accompanying notes

151

Schedule of Investments

SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)
Lasers - Systems & Components (0.14%)			Machinery - Material Handling (0.06%)
Coherent Inc (a)	1,397 $	42	Cascade Corp	700 $		19
Cymer Inc (a)	1,649	63	Columbus McKinnon Corp/NY (a)	3,455		47
Electro Scientific Industries Inc (a)	1,511	16	NACCO Industries Inc	341		17
II-VI Inc (a)	770	25				83
Newport Corp (a)	2,309	21
			Machinery - Print Trade (0.05%)
Rofin-Sinar Technologies Inc (a)	1,016	24	Duoyuan Printing Inc (a)	8,500		68
		191

Leisure & Recreation Products (0.05%)			Machinery Tools & Related Products (0.00%)
Brunswick Corp/DE	4,922	63	K-Tron International Inc (a)	52		6

Life & Health Insurance (1.10%)			Marine Services (0.05%)
American Equity Investment Life Holding Co	45,655	340	Great Lakes Dredge & Dock Corp	9,456		61
Conseco Inc (a)	44,850	224
			Medical - Biomedical/Gene (0.72%)
Delphi Financial Group Inc	31,230	699
			American Oriental Bioengineering Inc (a)	3,795		18
FBL Financial Group Inc	713	13
			Ariad Pharmaceuticals Inc (a)	12,900		29
National Western Life Insurance Co	111	19
			Arqule Inc (a)	1,826		7
Phoenix Cos Inc/The (a)	5,775	16
			Cambrex Corp (a)	197		1
Protective Life Corp	8,800	146
			Celera Corp (a)	6,429		44
Universal American Corp/NY (a)	1,777	21
			Cubist Pharmaceuticals Inc (a)	8,200		156
		1,478
			Emergent Biosolutions Inc (a)	4,500		61
Linen Supply & Related Items (0.12%)			Enzo Biochem Inc (a)	816		4
G&K Services Inc	1,027	26	Facet Biotech Corp (a)	1,255		22
Unifirst Corp/MA	2,837	136	Halozyme Therapeutics Inc (a)	2,600		15
		162	Harvard Bioscience Inc (a)	106		-

Machinery - Construction & Mining (0.02%)			Incyte Corp (a)	6,800		62
Astec Industries Inc (a)	1,016	27	InterMune Inc (a)	900		12
			Lexicon Pharmaceuticals Inc (a)	56,000		95
Machinery - Electrical (0.42%)			Martek Biosciences Corp (a)	1,704		32
Baldor Electric Co	2,111	59	Maxygen Inc (a)	3,280		20
Franklin Electric Co Inc	1,512	44	PDL BioPharma Inc	31,600		217
Regal-Beloit Corp	8,838	459	Protalix BioTherapeutics Inc (a)	5,300		35
		562	RTI Biologics Inc (a)	3,395		13

Machinery - Farm (0.01%)			Seattle Genetics Inc (a)	3,200		33
Alamo Group Inc	597	10	United Therapeutics Corp (a)	1,400		74
			XOMA Ltd (a)	28,000		20
Machinery - General Industry (1.08%)						970
Albany International Corp	1,503	34
			Medical - Drugs (0.33%)
Altra Holdings Inc (a)	8,112	100
			Adolor Corp (a)	2,044		3
Applied Industrial Technologies Inc	24,798	547
			Biodel Inc (a)	112		-
Chart Industries Inc (a)	13,911	230
			Cadence Pharmaceuticals Inc (a)	2,500		24
DXP Enterprises Inc (a)	735	10
			Cumberland Pharmaceuticals Inc (a)	134		2
Kadant Inc (a)	1,196	19
			Hi-Tech Pharmacal Co Inc (a)	630		18
Robbins & Myers Inc	1,593	37
			Infinity Pharmaceuticals Inc (a)	925		6
Tennant Co	800	21
			KV Pharmaceutical Co (a)	1,690		6
Twin Disc Inc	817	9
			Medicis Pharmaceutical Corp	6,292		170
Wabtec Corp/DE	10,900	445
			Medivation Inc (a)	1,300		49
		1,452	Pharmasset Inc (a)	1,200		25
			Valeant Pharmaceuticals International (a)	2,500		79

See accompanying notes

152

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Medical - Drugs (continued)			Medical Instruments (continued)
Viropharma Inc (a)	3,881 $	33	Young Innovations Inc	142 $		4
XenoPort Inc (a)	1,300	24				245
		439
			Medical Laser Systems (0.01%)
Medical - Generic Drugs (0.08%)			Cutera Inc (a)	939		8
Caraco Pharmaceutical Laboratories Ltd (a)	625	4	Palomar Medical Technologies Inc (a)	461		5
Par Pharmaceutical Cos Inc (a)	4,036	109				13
		113
			Medical Products (0.44%)
Medical - HMO (1.26%)			Cantel Medical Corp	7,224		146
AMERIGROUP Corp (a)	4,700	127	Greatbatch Inc (a)	626		12
Centene Corp (a)	10,127	214	Hanger Orthopedic Group Inc (a)	1,285		18
Healthspring Inc (a)	20,904	368	Invacare Corp	11,818		295
Magellan Health Services Inc (a)	5,792	236	PSS World Medical Inc (a)	3,000		67
Molina Healthcare Inc (a)	7,824	179	Synovis Life Technologies Inc (a)	3,500		45
Triple-S Management Corp (a)	8,027	141				583
WellCare Health Plans Inc (a)	11,455	421
			Medical Sterilization Products (0.06%)
		1,686	STERIS Corp	2,900		81
Medical - Hospitals (0.01%)
Medcath Corp (a)	1,417	11	Metal - Aluminum (0.06%)
			Century Aluminum Co (a)	2,529		41
Medical - Nursing Homes (0.26%)			Kaiser Aluminum Corp	851		35
Kindred Healthcare Inc (a)	13,546	250				76
Odyssey HealthCare Inc (a)	1,593	25
			Metal Processors & Fabrication (0.71%)
Skilled Healthcare Group Inc (a)	6,210	46	Ampco-Pittsburgh Corp	1,697		53
Sun Healthcare Group Inc (a)	2,733	25	CIRCOR International Inc	4,199		106
		346	Hawk Corp (a)	427		7
Medical - Outpatient & Home Medical Care (0.58%)			Haynes International Inc	684		23
Allied Healthcare International Inc (a)	3,598	10	Kaydon Corp	1,842		66
Amedisys Inc (a)	6,135	298	LB Foster Co (a)	654		19
Amsurg Corp (a)	1,911	42	Mueller Industries Inc	10,943		272
Continucare Corp (a)	4,097	18	North American Galvanizing & Coating Inc	323		2
Gentiva Health Services Inc (a)	11,312	306	(a)
NovaMed Inc (a)	762	3	RTI International Metals Inc (a)	1,682		42
Res-Care Inc (a)	9,080	102	Worthington Industries Inc	27,390		358
		779				948
Medical Imaging Systems (0.07%)			Metal Products - Distribution (0.14%)
Vital Images Inc (a)	7,200	91	Olympic Steel Inc	5,611		183

Medical Information Systems (0.02%)			Miscellaneous Manufacturers (0.06%)
AMICAS Inc (a)	843	5	American Railcar Industries Inc	872		10
Medidata Solutions Inc (a)	1,500	23	FreightCar America Inc	1,169		23
		28	John Bean Technologies Corp	1,785		30
			Portec Rail Products Inc	796		9
Medical Instruments (0.18%)
			Trimas Corp (a)	596		4
Angiodynamics Inc (a)	1,253	20
						76
Conmed Corp (a)	5,622	128
CryoLife Inc (a)	217	1	Motion Pictures & Services (0.02%)
ev3 Inc (a)	4,522	60	Ascent Media Corp (a)	796		20
Natus Medical Inc (a)	680	10
Symmetry Medical Inc (a)	2,693	22

See accompanying notes

153

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
MRI - Medical Diagnostic Imaging (0.08%)			Oil - Field Services (continued)
Nighthawk Radiology Holdings Inc (a)	24,718 $	112	Hornbeck Offshore Services Inc (a)	2,749$	64
RadNet Inc (a)	228	-	Key Energy Services Inc (a)	7,983	70
		112	Matrix Service Co (a)	11,485	122
			Newpark Resources Inc (a)	5,763	24
Multi-Line Insurance (0.18%)
Horace Mann Educators Corp	10,957	137	RPC Inc	4,162	43
United Fire & Casualty Co	1,227	22	Tetra Technologies Inc (a)	12,518	139
Unitrin Inc	3,700	82			1,066
		241	Oil & Gas Drilling (0.19%)
			Atlas Energy Inc (a)	2,254	68
Multimedia (0.17%)
EW Scripps Co (a)	2,775	19	Hercules Offshore Inc (a)	6,650	32
Journal Communications Inc	37,259	145	Parker Drilling Co (a)	20,418	101
Media General Inc (a)	7,600	60	Pioneer Drilling Co (a)	7,471	59
		224			260
Networking Products (0.34%)			Oil Company - Exploration & Production (2.44%)
3Com Corp (a)	4,481	34	Approach Resources Inc (a)	763	6
Adaptec Inc (a)	13,884	46	ATP Oil & Gas Corp (a)	21,851	399
Anixter International Inc (a)	1,622	76	Berry Petroleum Co	9,466	276
Black Box Corp	4,426	125	Bill Barrett Corp (a)	2,529	79
Extreme Networks (a)	8,581	25	Brigham Exploration Co (a)	9,487	129
Netgear Inc (a)	1,622	35	Clayton Williams Energy Inc (a)	567	20
Polycom Inc (a)	4,346	109	Contango Oil & Gas Co (a)	53	2
		450	Endeavour International Corp (a)	627	1
			EXCO Resources Inc	17,600	374
Non-Ferrous Metals (0.11%)			Georesources Inc (a)	680	9
Brush Engineered Materials Inc (a)	1,126	21
			Goodrich Petroleum Corp (a)	1,592	39
Globe Specialty Metals Inc (a)	5,200	49
			Gran Tierra Energy Inc (a)	13,304	76
Horsehead Holding Corp (a)	2,418	31
			Gulfport Energy Corp (a)	38,100	436
USEC Inc (a)	12,641	48
			Penn Virginia Corp	2,529	54
		149	Petroleum Development Corp (a)	12,756	232
Non-Hazardous Waste Disposal (0.02%)			Petroquest Energy Inc (a)	2,858	17
Waste Services Inc (a)	3,310	30	Rosetta Resources Inc (a)	11,716	233
			Stone Energy Corp (a)	30,737	555
Office Furnishings - Original (0.11%)			Swift Energy Co (a)	6,877	165
HNI Corp	796	22	Toreador Resources Corp (a)	2,600	26
Knoll Inc	9,200	95	Vaalco Energy Inc (a)	29,936	136
Steelcase Inc	3,987	25			3,264
		142
			Oil Field Machinery & Equipment (0.35%)
Office Supplies & Forms (0.22%)			Bolt Technology Corp (a)	3,745	41
ACCO Brands Corp (a)	16,146	118	Complete Production Services Inc (a)	12,248	159
Ennis Inc	10,802	181	Gulf Island Fabrication Inc	1,126	24
		299	Lufkin Industries Inc	1,662	121
Oil - Field Services (0.80%)			Natural Gas Services Group Inc (a)	1,044	20
Allis-Chalmers Energy Inc (a)	5,718	22	T-3 Energy Services Inc (a)	4,027	103
Boots & Coots Inc (a)	7,499	12			468
Cal Dive International Inc (a)	40,966	310	Oil Refining & Marketing (0.18%)
CARBO Ceramics Inc	135	9	Alon USA Energy Inc	707	5
Global Industries Ltd (a)	24,267	173	CVR Energy Inc (a)	2,061	14
Helix Energy Solutions Group Inc (a)	6,600	78	Delek US Holdings Inc	1,225	9

See accompanying notes

154

Schedule of Investments SmallCap Value Account I

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Oil Refining & Marketing (continued)			Private Corrections (0.07%)
Holly Corp	6,175 $	158	Cornell Cos Inc (a)	1,082 $	25
Western Refining Inc (a)	11,930	56	Geo Group Inc/The (a)	3,200	70
		242			95
Paper & Related Products (0.90%)			Property & Casualty Insurance (1.83%)
Boise Inc (a)	7,570	40	American Physicians Capital Inc	4,259	129
Buckeye Technologies Inc (a)	28,540	279	American Physicians Service Group Inc	602	14
Clearwater Paper Corp (a)	607	33	American Safety Insurance Holdings Ltd (a)	1,535	22
Domtar Corp (a)	2,739	152	Amerisafe Inc (a)	22,435	403
Glatfelter	2,995	36	Amtrust Financial Services Inc	17,696	209
KapStone Paper and Packaging Corp (a)	23,780	234	Baldwin & Lyons Inc	796	20
Neenah Paper Inc	1,421	20	CNA Surety Corp (a)	1,620	24
Schweitzer-Mauduit International Inc	5,616	395	Donegal Group Inc	1,126	17
Wausau Paper Corp	1,512	18	EMC Insurance Group Inc	462	10
		1,207	Employers Holdings Inc	3,052	47
			Enstar Group Ltd (a)	370	27
Photo Equipment & Supplies (0.05%)
Eastman Kodak Co (a)	14,964	63	First Mercury Financial Corp	707	10
			FPIC Insurance Group Inc (a)	2,681	103
Physical Therapy & Rehabilitation Centers (0.45%)			Hallmark Financial Services (a)	4,890	39
Healthsouth Corp (a)	22,200	417	Harleysville Group Inc	2,551	81
Psychiatric Solutions Inc (a)	1,053	22	Infinity Property & Casualty Corp	897	36
RehabCare Group Inc (a)	4,870	148	Meadowbrook Insurance Group Inc	13,642	101
US Physical Therapy Inc (a)	597	10	Mercer Insurance Group Inc	545	10
		597	National Interstate Corp	572	10
			Navigators Group Inc (a)	4,117	194
Physician Practice Management (0.08%)
			NYMAGIC Inc	1,500	25
American Dental Partners Inc (a)	5,470	70
			PMA Capital Corp (a)	12,098	76
Healthways Inc (a)	1,998	37
			ProAssurance Corp (a)	3,643	196
		107
			RLI Corp	1,497	80
Pipelines (0.02%)			Safety Insurance Group Inc	751	27
Crosstex Energy Inc (a)	3,902	24	SeaBright Insurance Holdings Inc (a)	2,088	24
			Selective Insurance Group	13,666	225
Platinum (0.10%)
			Tower Group Inc	8,617	202
Stillwater Mining Co (a)	14,165	134
			United America Indemnity Ltd (a)	2,390	19
Power Converter & Supply Equipment (0.08%)			Universal Insurance Holdings Inc	489	3
Advanced Energy Industries Inc (a)	679	10	Zenith National Insurance Corp	2,059	61
Powell Industries Inc (a)	1,500	48			2,444
Power-One Inc (a)	3,908	17	Publicly Traded Investment Fund (0.04%)
PowerSecure International Inc (a)	4,571	33	Kayne Anderson Energy Development Co	3,259	47
		108
			Publishing - Books (0.20%)
Precious Metals (0.15%)
			Courier Corp	953	14
Coeur d'Alene Mines Corp (a)	10,749	194
			Scholastic Corp	8,350	249
Paramount Gold and Silver Corp (a)	1,224	2
					263
		196
			Publishing - Newspapers (0.03%)
Printing - Commercial (0.30%)
			AH Belo Corp (a)	8,100	47
Consolidated Graphics Inc (a)	4,027	141
Multi-Color Corp	80	1
			Publishing - Periodicals (0.00%)
Valassis Communications Inc (a)	14,049	257	Primedia Inc	1,405	5
		399

See accompanying notes

155

Schedule of Investments

SmallCap Value Account I

December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)

COMMON STOCKS (continued)			COMMON STOCKS (continued)

Quarrying (0.18%)			REITS - Healthcare (1.40%)

Compass Minerals International Inc	3,600 $	242	Healthcare Realty Trust Inc	3,824 $	82

			LTC Properties Inc	8,319	223

Racetracks (0.02%)			Medical Properties Trust Inc	28,469	285

Churchill Downs Inc	602	23	National Health Investors Inc	4,493	166

			Omega Healthcare Investors Inc	29,018	564
Radio (0.04%)
			Senior Housing Properties Trust	24,700	540
Entercom Communications Corp (a)	8,200	58
			Universal Health Realty Income Trust	494	16

Real Estate Operator & Developer (0.06%)					1,876

Forestar Group Inc (a)	2,308	51	REITS - Hotels (1.03%)

Hilltop Holdings Inc (a)	2,198	25	Ashford Hospitality Trust Inc (a)	16,952	79

		76	DiamondRock Hospitality Co	26,233	222

Recreational Centers (0.04%)			Hersha Hospitality Trust	5,500	17

Life Time Fitness Inc (a)	2,364	59	Hospitality Properties Trust	8,600	204
			LaSalle Hotel Properties	29,155	619

Recycling (0.14%)			Strategic Hotels & Resorts Inc (a)	30,200	56

Metalico Inc (a)	36,806	181	Sunstone Hotel Investors Inc (a)	20,091	179

					1,376
Reinsurance (1.47%)

Argo Group International Holdings Ltd (a)	7,628	222	REITS - Manufactured Homes (0.39%)
			Equity Lifestyle Properties Inc	7,301	368
Aspen Insurance Holdings Ltd	15,450	393
			Sun Communities Inc	7,473	148
Flagstone Reinsurance Holdings Ltd	10,556	115
			UMH Properties Inc	625	5
Greenlight Capital Re Ltd (a)	1,633	39
					521
Maiden Holdings Ltd	3,049	22

Max Capital Group Ltd	13,894	310	REITS - Mortgage (0.99%)

Montpelier Re Holdings Ltd ADR	5,636	98	American Capital Agency Corp	782	21

Platinum Underwriters Holdings Ltd	20,128	771	Anworth Mortgage Asset Corp	26,266	184

		1,970	Capstead Mortgage Corp	4,136	56

			Hatteras Financial Corp	2,025	57
REITS - Apartments (0.60%)
			iStar Financial Inc (a)	27,100	69
American Campus Communities Inc	6,097	171
			MFA Mortgage Investments Inc	78,210	575
Associated Estates Realty Corp	10,262	116
			NorthStar Realty Finance Corp	34,632	119
Education Realty Trust Inc	13,959	68
			Pennymac Mortgage Investment Trust (a)	3,891	67
Home Properties Inc	3,554	169
			Redwood Trust Inc	3,767	55
Mid-America Apartment Communities Inc	4,800	232
			Resource Capital Corp	12,200	60
Post Properties Inc	2,561	50
			Starwood Property Trust Inc	2,082	39
		806
			Walter Investment Management Corp	1,285	18

REITS - Diversified (1.44%)					1,320
CapLease Inc	18,551	81

Colonial Properties Trust	15,640	184	REITS - Office Property (1.19%)
			BioMed Realty Trust Inc	29,277	462
Cousins Properties Inc	4,167	32
			Corporate Office Properties Trust SBI MD	5,100	187
DuPont Fabros Technology Inc	10,580	190
			Douglas Emmett Inc	2,500	36
Entertainment Properties Trust	12,455	439
			Franklin Street Properties Corp	3,875	56
Gladstone Commercial Corp	817	11
			Highwoods Properties Inc	6,265	209
Investors Real Estate Trust	4,427	40
			HRPT Properties Trust	34,800	225
Lexington Realty Trust	78,449	477
			Kilroy Realty Corp	2,418	74
Mission West Properties Inc	1,704	12
			Parkway Properties Inc/Md	16,799	350
PS Business Parks Inc	7,369	369
					1,599
Washington Real Estate Investment Trust	3,326	92

		1,927

See accompanying notes

156

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
REITS - Regional Malls (0.63%)			Resorts & Theme Parks (0.05%)
CBL & Associates Properties Inc	51,283$	496	Vail Resorts Inc (a)	1,911 $	72
Glimcher Realty Trust	36,600	99
Pennsylvania Real Estate Investment Trust	28,910	244	Retail - Apparel & Shoe (1.88%)
		839	AnnTaylor Stores Corp (a)	3,795	52
			Brown Shoe Co Inc	9,059	89
REITS - Shopping Centers (0.75%)
			Buckle Inc/The	190	6
Acadia Realty Trust	4,350	73
			Cato Corp/The	11,800	237
Cedar Shopping Centers Inc	23,609	161
			Charming Shoppes Inc (a)	6,963	45
Developers Diversified Realty Corp	24,984	231
			Collective Brands Inc (a)	10,638	242
Equity One Inc	2,100	34
			Dress Barn Inc (a)	14,023	324
Inland Real Estate Corp	13,931	114
			DSW Inc (a)	11,141	288
Ramco-Gershenson Properties Trust	12,138	116
			Finish Line Inc/The	13,669	171
Saul Centers Inc	4,527	148
			Genesco Inc (a)	1,449	40
Tanger Factory Outlet Centers	1,255	49
			Gymboree Corp (a)	5,475	238
Urstadt Biddle Properties Inc	5,219	80
			HOT Topic Inc (a)	1,690	11
		1,006
			JOS A Bank Clothiers Inc (a)	7,200	304
REITS - Single Tenant (0.65%)			Liz Claiborne Inc (a)	2,851	16
Agree Realty Corp	681	16	Men's Wearhouse Inc	14,730	310
Getty Realty Corp	1,026	24	New York & Co Inc (a)	2,453	10
National Retail Properties Inc	39,067	829	Pacific Sunwear Of California (a)	6,420	26
		869	Rue21 Inc (a)	1,800	51
REITS - Storage (0.17%)			Shoe Carnival Inc (a)	879	18
Extra Space Storage Inc	11,412	132	Stage Stores Inc	2,446	30
Sovran Self Storage Inc	1,759	63	Stein Mart Inc (a)	161	2
U-Store-It Trust	5,165	38			2,510
		233	Retail - Appliances (0.00%)
REITS - Warehouse & Industrial (0.75%)			Conn's Inc (a)	953	6
DCT Industrial Trust Inc	51,375	258
			Retail - Auto Parts (0.02%)
EastGroup Properties Inc	4,430	170
			PEP Boys-Manny Moe & Jack	3,138	27
First Industrial Realty Trust Inc (a)	63,966	334
First Potomac Realty Trust	18,160	228	Retail - Automobile (0.72%)
Monmouth Real Estate Investment Corp	2,116	16	America's Car-Mart Inc (a)	380	10
		1,006	Asbury Automotive Group Inc (a)	28,362	327
Rental - Auto & Equipment (1.14%)			Group 1 Automotive Inc (a)	6,707	190
Avis Budget Group Inc (a)	25,026	328	Lithia Motors Inc (a)	28,179	232
Dollar Thrifty Automotive Group Inc (a)	13,601	348	Rush Enterprises Inc - Class A (a)	4,426	52
Electro Rent Corp	1,731	20	Sonic Automotive Inc (a)	14,125	147
H&E Equipment Services Inc (a)	1,540	16			958
McGrath Rentcorp	1,341	30	Retail - Bookstore (0.01%)
Rent-A-Center Inc/TX (a)	42,068	746	Books-A-Million Inc	597	4
United Rentals Inc (a)	3,353	33	Borders Group Inc (a)	4,689	6
		1,521			10
Research & Development (0.16%)			Retail - Computer Equipment (0.02%)
Albany Molecular Research Inc (a)	2,254	20	PC Connection Inc (a)	898	6
Kendle International Inc (a)	10,626	195	PC Mall Inc (a)	735	4
		215	Systemax Inc	680	11
					21

See accompanying notes

157

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Retail - Convenience Store (0.18%)			Retail - Restaurants (0.68%)
Casey's General Stores Inc	1,284 $	41	AFC Enterprises Inc (a)	2,226 $		18
Pantry Inc/The (a)	13,902	189	Bob Evans Farms Inc	1,956		57
Susser Holdings Corp (a)	625	5	CEC Entertainment Inc (a)	8,000		255
		235	Cracker Barrel Old Country Store Inc	2,876		109
			Domino's Pizza Inc (a)	3,252		27
Retail - Discount (0.02%)
99 Cents Only Stores (a)	545	7	Einstein Noah Restaurant Group Inc (a)	10,426		103
Fred's Inc	1,813	19	Frisch's Restaurants Inc	170		4
Tuesday Morning Corp (a)	2,863	7	Landry's Restaurants Inc (a)	709		15
		33	McCormick & Schmick's Seafood
			Restaurants Inc (a)	1,280		9
Retail - Drug Store (0.01%)			O'Charleys Inc (a)	4,962		33
Allion Healthcare Inc (a)	2,007	13	Papa John's International Inc (a)	380		9
			Red Robin Gourmet Burgers Inc (a)	1,154		21
Retail - Fabric Store (0.12%)			Ruby Tuesday Inc (a)	19,087		137
Jo-Ann Stores Inc (a)	4,452	161
			Ruth's Hospitality Group Inc (a)	39,224		82
			Sonic Corp (a)	490		5
Retail - Hair Salons (0.04%)
			Steak N Shake Co/The (a)	78		25
Regis Corp	3,668	57
						909
Retail - Home Furnishings (0.04%)			Retail - Sporting Goods (0.19%)
Haverty Furniture Cos Inc	1,704	23	Cabela's Inc (a)	17,256		246
Pier 1 Imports Inc (a)	5,058	26	Gander Mountain Co (a)	489		2
		49	Zumiez Inc (a)	135		2
Retail - Jewelry (0.06%)						250
Zale Corp (a)	28,400	77	Retirement & Aged Care (0.10%)
			Capital Senior Living Corp (a)	2,153		11
Retail - Leisure Products (0.01%)
			Sunrise Senior Living Inc (a)	38,400		124
West Marine Inc (a)	1,362	11
						135
Retail - Mail Order (0.01%)			Rubber - Tires (0.19%)
Sport Supply Group Inc	625	8	Cooper Tire & Rubber Co	12,700		255

Retail - Major Department Store (0.15%)			Rubber & Plastic Products (0.05%)
Saks Inc (a)	31,160	204	Myers Industries Inc	7,562		69

Retail - Office Supplies (0.01%)			Satellite Telecommunications (0.12%)
OfficeMax Inc (a)	1,555	20	EchoStar Holding Corp (a)	7,700		155

Retail - Pawn Shops (0.60%)			Savings & Loans - Thrifts (1.29%)
Cash America International Inc	22,923	801	Astoria Financial Corp	5,526		69
			BankFinancial Corp	2,081		21
Retail - Perfume & Cosmetics (0.03%)			Beneficial Mutual Bancorp Inc (a)	2,111		21
Sally Beauty Holdings Inc (a)	4,566	35	Berkshire Hills Bancorp Inc	3,279		68
			Brookline Bancorp Inc	13,674		135
Retail - Petroleum Products (0.39%)
			Brooklyn Federal Bancorp Inc	142		1
World Fuel Services Corp	19,600	525
			Cheviot Financial Corp	217		2
Retail - Regional Department Store (0.30%)			Clifton Savings Bancorp Inc	790		7
Dillard's Inc	20,309	375	Danvers Bancorp Inc	1,314		17
Retail Ventures Inc (a)	2,418	21	Dime Community Bancshares	13,471		158
		396	ESB Financial Corp	872		12
			ESSA Bancorp Inc	1,457		17

See accompanying notes

158

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Savings & Loans - Thrifts (continued)			Semiconductor Equipment (0.47%)
First Defiance Financial Corp	2,290 $	26	ATMI Inc (a)	1,227 $	23
First Financial Holdings Inc	3,000	39	Brooks Automation Inc (a)	3,585	31
First Niagara Financial Group Inc	26,346	366	Cabot Microelectronics Corp (a)	1,170	38
Flushing Financial Corp	5,640	63	Cohu Inc	1,292	18
Fox Chase Bancorp Inc (a)	517	5	Entegris Inc (a)	31,615	167
Home Bancorp Inc (a)	844	10	MKS Instruments Inc (a)	9,066	158
Investors Bancorp Inc (a)	2,795	31	Photronics Inc (a)	12,714	57
Kearny Financial Corp	1,401	14	Veeco Instruments Inc (a)	4,296	142
Legacy Bancorp Inc/MA	707	7			634
Meridian Interstate Bancorp Inc (a)	924	8
			Shipbuilding (0.01%)
NASB Financial Inc	324	8	Todd Shipyards Corp	545	9
NewAlliance Bancshares Inc	6,904	83
Northfield Bancorp Inc	1,868	25	Silver Mining (0.09%)
Northwest Bancshares Inc	11,173	126	Hecla Mining Co (a)	19,995	124
OceanFirst Financial Corp	3,572	40
Oritani Financial Corp	190	3	Steel - Producers (0.04%)
Provident Financial Services Inc	14,080	150	General Steel Holdings Inc (a)	939	4
Provident New York Bancorp	2,213	19	Schnitzer Steel Industries Inc	900	43
Prudential Bancorp Inc of Pennsylvania	51	-			47
Rockville Financial Inc	790	8	Steel - Specialty (0.00%)
Roma Financial Corp	461	6	Sutor Technology Group Ltd (a)	734	2
Territorial Bancorp Inc	1,043	19
United Community Financial Corp/OH (a)	3,479	5	Steel Pipe & Tube (0.05%)
United Financial Bancorp Inc	1,319	17	Mueller Water Products Inc - Class A	8,543	44
Waterstone Financial Inc (a)	880	2	Northwest Pipe Co (a)	910	25
Westfield Financial Inc	3,051	25			69
WSFS Financial Corp	3,383	87	Storage & Warehousing (0.02%)
		1,720	Mobile Mini Inc (a)	1,711	24
Schools (0.10%)
Corinthian Colleges Inc (a)	10,200	141	Telecommunication Equipment (0.89%)
			ADC Telecommunications Inc (a)	4,950	31
Seismic Data Collection (0.26%)			ADTRAN Inc	769	17
Dawson Geophysical Co (a)	741	17	Anaren Inc (a)	161	3
Geokinetics Inc (a)	181	2	Arris Group Inc (a)	44,135	505
ION Geophysical Corp (a)	51,472	305	Communications Systems Inc	572	7
OYO Geospace Corp (a)	396	17	CPI International Inc (a)	1,990	26
TGC Industries Inc (a)	284	1	Plantronics Inc	14,700	382
		342	Preformed Line Products Co	25	1
			Sonus Networks Inc (a)	11,558	24
Semiconductor Component - Integrated Circuits (0.36%)
			Symmetricom Inc (a)	8,807	46
Cypress Semiconductor Corp (a)	14,800	156
			Tekelec (a)	9,831	150
Emulex Corp (a)	597	6
					1,192
Micrel Inc	2,585	21
Pericom Semiconductor Corp (a)	1,622	19	Telecommunication Equipment - Fiber Optics (0.06%)
Sigma Designs Inc (a)	21,780	233	Harmonic Inc (a)	2,171	14
Standard Microsystems Corp (a)	1,056	22	Oplink Communications Inc (a)	3,045	50
TriQuint Semiconductor Inc (a)	3,600	22	Sycamore Networks Inc	1,079	22
		479			86
			Telecommunication Services (0.44%)
			Consolidated Communications Holdings Inc	11,971	210

See accompanying notes

159

Schedule of Investments
SmallCap Value Account I
December 31, 2009

	Shares	Value		Shares	Value
	Held	(000's)		Held	(000's)
COMMON STOCKS (continued)			COMMON STOCKS (continued)
Telecommunication Services (continued)			Transport - Equipment & Leasing (continued)
Global Crossing Ltd (a)	396 $	6	TAL International Group Inc	1,372 $	18
Harris Stratex Networks Inc (a)	9,267	64			178
Iowa Telecommunications Services Inc	1,731	29
			Transport - Marine (1.00%)
Knology Inc (a)	1,869	20	American Commercial Lines Inc (a)	868	16
MasTec Inc (a)	10,701	134	DHT Maritime Inc	11,112	41
Premiere Global Services Inc (a)	14,335	118	Eagle Bulk Shipping Inc (a)	3,401	17
USA Mobility Inc (a)	218	2	Genco Shipping & Trading Ltd (a)	1,682	38
		583	General Maritime Corp	3,094	22
Telephone - Integrated (0.39%)			Golar LNG Ltd (a)	1,126	14
Atlantic Tele-Network Inc	2,949	162	Gulfmark Offshore Inc (a)	17,897	507
Cincinnati Bell Inc (a)	102,520	354	Horizon Lines Inc	22,696	126
Sprint Nextel Corp (a)	1	-	International Shipholding Corp	3,221	100
		516	Knightsbridge Tankers Ltd	7,049	93
			Nordic American Tanker Shipping	4,568	137
Television (0.24%)
Belo Corp	5,747	31	Ship Finance International Ltd	6,476	88
LIN TV Corp (a)	18,689	83	TBS International Ltd (a)	19,200	141
Sinclair Broadcast Group Inc (a)	52,769	213			1,340
		327	Transport - Rail (0.03%)
			RailAmerica Inc (a)	3,600	44
Textile - Apparel (0.28%)
Perry Ellis International Inc (a)	24,748	373
			Transport - Services (0.17%)
			Bristow Group Inc (a)	1,882	72
Theaters (0.09%)
Carmike Cinemas Inc (a)	10,089	77	Dynamex Inc (a)	272	5
Cinemark Holdings Inc	284	4	Echo Global Logistics Inc (a)	3,998	51
National CineMedia Inc	2,540	42	HUB Group Inc (a)	1,082	29
		123	Pacer International Inc (a)	17,300	55
			PHI Inc (a)	597	12
Therapeutics (0.01%)					224
Cypress Bioscience Inc (a)	2,300	13
			Transport - Truck (0.46%)
Tobacco (0.06%)			Arkansas Best Corp	5,701	168
Alliance One International Inc (a)	2,748	14	Forward Air Corp	853	21
Universal Corp/VA	1,498	68	Heartland Express Inc	8,107	124
		82	Knight Transportation Inc	1,200	23
			Marten Transport Ltd (a)	4,400	79
Toys (0.11%)
			Old Dominion Freight Line Inc (a)	1,313	40
Jakks Pacific Inc (a)	12,066	146
			Saia Inc (a)	7,513	111
Transactional Software (0.10%)			Werner Enterprises Inc	2,764	55
VeriFone Holdings Inc (a)	8,000	131			621
			Travel Services (0.00%)
Transport - Air Freight (0.17%)
			Interval Leisure Group Inc (a)	218	3
Air Transport Services Group Inc (a)	1,949	5
			Universal Travel Group (a)	106	1
Atlas Air Worldwide Holdings Inc (a)	5,825	217
					4
		222
			Vitamins & Nutrition Products (0.01%)
Transport - Equipment & Leasing (0.13%)
			Nutraceutical International Corp (a)	988	12
Aircastle Ltd	11,622	115
			Schiff Nutrition International Inc	925	8
Amerco Inc (a)	569	28
					20
Greenbrier Cos Inc	1,625	17

See accompanying notes

160

Schedule of Investments
SmallCap Value Account I
December 31, 2009

				Principal
	Shares	Value		Amount	Value
	Held	(000's)		(000's)	(000's)
COMMON STOCKS (continued)			REPURCHASE AGREEMENTS (continued)
Water (0.24%)			Diversified Banking Institutions (continued)
American States Water Co	3,455 $	122	Investment in Joint Trading Account;
California Water Service Group	3,827	141	Morgan Stanley Repurchase Agreement;
			0.01% dated 12/31/09 maturing 01/04/10
Pico Holdings Inc (a)	770	25
			(collateralized by Sovereign Agency
SJW Corp	709	16	Issues; $1,273,000; 0.00% - 0.90%; dated
York Water Co	739	11	01/15/10 - 04/08/10)	$ 1,248$	1,248
		315			2,932

Web Hosting & Design (0.01%)			TOTAL REPURCHASE AGREEMENTS	$ 2,932
Web.com Group Inc (a)	2,556	17	Total Investments	$ 130,517
			Other Assets in Excess of Liabilities, Net - 2.50%		3,342
Web Portals (0.42%)
Earthlink Inc	17,332	144	TOTAL NET ASSETS - 100.00%	$ 133,859
United Online Inc	57,592	414
		558	(a) Non-Income Producing Security
Wire & Cable Products (0.18%)
Belden Inc	5,822	128	Unrealized Appreciation (Depreciation)
Encore Wire Corp	4,427	93	The net federal income tax unrealized appreciation (depreciation) and federal tax cost
			of investments held by the account as of the period end were as follows:
Fushi Copperweld Inc (a)	1,538	16
		237
			Unrealized Appreciation	$ 19,999
Wireless Equipment (0.21%)			Unrealized Depreciation		(20,290)
EMS Technologies Inc (a)	256	4	Net Unrealized Appreciation (Depreciation)		(291)
Globecomm Systems Inc (a)	2,007	16	Cost for federal income tax purposes		130,808
Novatel Wireless Inc (a)	24,300	193	All dollar amounts are shown in thousands (000's)
Powerwave Technologies Inc (a)	12,762	16
RF Micro Devices Inc (a)	10,007	48	Portfolio Summary (unaudited)
		277	Sector		Percent
			Financial		32.13%
TOTAL COMMON STOCKS	$ 127,585		Industrial		14.90%
	Principal		Consumer, Non-cyclical		13.85%
			Consumer, Cyclical		12.43%
	Amount	Value
			Utilities		5.71%
	(000's)	(000's)	Technology		5.26%
REPURCHASE AGREEMENTS (2.19%)			Energy		4.45%
Diversified Banking Institutions (2.19%)			Basic Materials		4.43%
			Communications		4.25%
Investment in Joint Trading Account; Bank
			Diversified		0.06%
of America Repurchase Agreement;			Exchange Traded Funds		0.03%
0.005% dated 12/31/09 maturing 01/04/10			Other Assets in Excess of Liabilities, Net		2.50%
(collateralized by Sovereign Agency
Issues; $1,314,000; 0.00% - 3.75%; dated			TOTAL NET ASSETS		100.00%
01/26/10 - 04/15/26)	$ 1,288$	1,288	Other Assets Summary (unaudited)
Investment in Joint Trading Account;
Deutsche Bank Repurchase Agreement;			Asset Type		Percent
0.01% dated 12/31/09 maturing 01/04/10			Futures		4.29%
(collateralized by Sovereign Agency
Issues; $404,000; 0.00% - 4.75%; dated
02/22/10 - 11/19/12)	396	396

See accompanying notes

161

Schedule of Investments
SmallCap Value Account I
December 31, 2009

Futures Contracts
				Current	Unrealized
			Original	Market	Appreciation/
Type	Buy/Sell	Contracts	Value	Value	(Depreciation)
Russell 2000 mini; March 2010	Buy	92	$ 5,524	$ 5,739	$ 215
All dollar amounts are shown in thousands (000's)

See accompanying notes

162

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Diversified International Account
Class 1 shares
Net Asset Value, Beginning of Period	$9.25	$21.67	$20.64	$16.83	$13.75
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.18	0.31	0.30	0.25	0.18
Net Realized and Unrealized Gain (Loss) on Investments	2.28	(8.44)	2.96	4.31	3.05
Total From Investment Operations	2.46	(8.13)	3.26	4.56	3.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.30)	(0.21)	(0.23)	(0.15)
Distributions from Realized Gains	–	(3.99)	(2.02)	(0.52)	–
Total Dividends and Distributions	(0.47)	(4.29)	(2.23)	(0.75)	(0.15)
Net Asset Value, End of Period	$11.24	$9.25	$21.67	$20.64	$16.83

Total Return(b)	27.30%	(46.22)%	16.09%	27.96%	23.79%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$364,176	$286,421	$576,345	$409,020	$293,647
Ratio of Expenses to Average Net Assets	0.91%	0.92%(c)	0.90%(c)	0.91%	0.97%
Ratio of Gross Expenses to Average Net Assets	–	–	–	–	0.97%(d)
Ratio of Net Investment Income to Average Net Assets	1.85%	2.07%	1.41%	1.34%	1.27%
Portfolio Turnover Rate	105.5%	100.4%	113.8%(e)	107.0%	121.2%

	2009	2008	2007(f)
Diversified International Account
Class 2 shares
Net Asset Value, Beginning of Period	$9.27	$21.71	$20.27
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.15	0.31	0.23
Net Realized and Unrealized Gain (Loss) on Investments	2.29	(8.51)	3.38
Total From Investment Operations	2.44	(8.20)	3.61
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.39)	(0.25)	(0.15)
Distributions from Realized Gains	–	(3.99)	(2.02)
Total Dividends and Distributions	(0.39)	(4.24)	(2.17)
Net Asset Value, End of Period	$11.32	$9.27	$21.71

Total Return(b)	26.84%	(46.37)%	18.09%(g)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,427	$2,338	$8,072
Ratio of Expenses to Average Net Assets	1.16%	1.17%(c)	1.15%(c),(h)
Ratio of Net Investment Income to Average Net Assets	1.59%	1.91%	1.09%(h)
Portfolio Turnover Rate	105.5%	100.4%	113.8%(e),(h)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c) Reflects Manager's contractual expense limit.

(d) Expense ratio without reimbursement from custodian.

(e) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT International Growth Fund.

(f) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.

(g) Total return amounts have not been annualized.

(h) Computed on an annualized basis.

See accompanying notes.

163

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Equity Income Account
Class 1 shares
Net Asset Value, Beginning of Period	$11.60	$19.32	$19.39	$17.64	$16.26
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.39	0.44	0.40	0.32	0.40
Net Realized and Unrealized Gain (Loss) on Investments	1.84	(6.53)	0.66	2.71	1.26
Total From Investment Operations	2.23	(6.09)	1.06	3.03	1.66
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.68)	(0.41)	(0.20)	(0.33)	(0.28)
Distributions from Realized Gains	–	(1.22)	(0.93)	(0.95)	–
Total Dividends and Distributions	(0.68)	(1.63)	(1.13)	(1.28)	(0.28)
Net Asset Value, End of Period	$13.15	$11.60	$19.32	$19.39	$17.64

Total Return(b)	20.00%	(33.94)%	5.24%	18.17%	10.27%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$392,951	$304,321	$513,914	$296,113	$237,482
Ratio of Expenses to Average Net Assets	0.54%	0.51%(c)	0.49%(c)	0.66%	0.66%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.66%(d)	0.66%(d)
Ratio of Net Investment Income to Average Net Assets	3.33%	2.86%	2.01%	1.74%	2.40%
Portfolio Turnover Rate	44.0%	86.8%	84.0%(e)	87.0%	46.0%

	2009	2008	2007	2006	2005
Equity Income Account
Class 2 shares
Net Asset Value, Beginning of Period	$11.50	$19.17	$19.24	$17.53	$16.18
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.35	0.40	0.34	0.27	0.36
Net Realized and Unrealized Gain (Loss) on Investments	1.85	(6.49)	0.67	2.69	1.24
Total From Investment Operations	2.20	(6.09)	1.01	2.96	1.60
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.60)	(0.36)	(0.15)	(0.30)	(0.25)
Distributions from Realized Gains	–	(1.22)	(0.93)	(0.95)	–
Total Dividends and Distributions	(0.60)	(1.58)	(1.08)	(1.25)	(0.25)
Net Asset Value, End of Period	$13.10	$11.50	$19.17	$19.24	$17.53

Total Return(b)	19.76%	(34.12)%	5.00%	17.86%	9.97%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$30,836	$34,738	$76,666	$70,163	$41,976
Ratio of Expenses to Average Net Assets	0.79%	0.76%(c)	0.74%(c)	0.91%	0.91%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.91%(d)	0.91%(d)
Ratio of Net Investment Income to Average Net Assets	3.08%	2.57%	1.74%	1.49%	2.15%
Portfolio Turnover Rate	44.0%	86.8%	84.0%(e)	87.0%	46.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Expense ratio without reimbursement from custodian.
(e)	Portfolio turnover rate excludes portfolio realignment from the acquisition of Equity Income Account and WM VT Equity Income Fund.

See accompanying notes.

164

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Income Account
Class 1 shares
Net Asset Value, Beginning of Period	$9.36	$10.46	$10.55	$10.69	$11.08
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.62	0.59	0.60	0.61	0.60
Net Realized and Unrealized Gain (Loss) on Investments	1.03	(0.93)	0.01	(0.13)	(0.34)
Total From Investment Operations	1.65	(0.34)	0.61	0.48	0.26
Less Dividends and Distributions:
Dividends from Net Investment Income	(1.03)	(0.75)	(0.68)	(0.61)	(0.65)
Distributions from Realized Gains	(0.01)	(0.01)	(0.02)	(0.01)	–
Total Dividends and Distributions	(1.04)	(0.76)	(0.70)	(0.62)	(0.65)
Net Asset Value, End of Period	$9.97	$9.36	$10.46	$10.55	$10.69

Total Return(b)	18.37%	(3.47)%	5.90%	4.90%	2.40%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$196,424	$120,854	$170,478	$182,728	$185,140
Ratio of Expenses to Average Net Assets	0.51%	0.51%(c)	0.50%(c)	0.54%	0.54%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.54%(d)	0.54%(d)
Ratio of Net Investment Income to Average Net Assets	6.33%	5.93%	5.76%	5.79%	5.50%
Portfolio Turnover Rate	23.6%	13.9%	9.1%	24.0%	13.0%

	2009	2008	2007	2006	2005
Income Account
Class 2 shares
Net Asset Value, Beginning of Period	$9.30	$10.40	$10.49	$10.62	$11.01
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.59	0.56	0.59	0.58	0.57
Net Realized and Unrealized Gain (Loss) on Investments	1.04	(0.92)	(0.01)	(0.12)	(0.34)
Total From Investment Operations	1.63	(0.36)	0.58	0.46	0.23
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.97)	(0.73)	(0.65)	(0.58)	(0.62)
Distributions from Realized Gains	(0.01)	(0.01)	(0.02)	(0.01)	–
Total Dividends and Distributions	(0.98)	(0.74)	(0.67)	(0.59)	(0.62)
Net Asset Value, End of Period	$9.95	$9.30	$10.40	$10.49	$10.62

Total Return(b)	18.17%	(3.75)%	5.77%	4.59%	2.06%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$6,260	$7,912	$13,390	$16,474	$20,374
Ratio of Expenses to Average Net Assets	0.76%	0.76%(c)	0.75%(c)	0.79%	0.79%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.79%(d)	0.79%(d)
Ratio of Net Investment Income to Average Net Assets	6.11%	5.66%	5.68%	5.54%	5.25%
Portfolio Turnover Rate	23.6%	13.9%	9.1%	24.0%	13.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Expense ratio without reimbursement from custodian.

See accompanying notes.

165

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
LargeCap Blend Account II
Class 1 shares
Net Asset Value, Beginning of Period	$4.88	$12.59	$12.46	$11.19	$10.73
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.08	0.10	0.12	0.13	0.10
Net Realized and Unrealized Gain (Loss) on Investments	1.35	(3.07)	0.55	1.56	0.40
Total From Investment Operations	1.43	(2.97)	0.67	1.69	0.50
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.10)	(0.15)	(0.09)	(0.08)	–
Distributions from Realized Gains	–	(4.59)	(0.45)	(0.34)	(0.04)
Total Dividends and Distributions	(0.10)	(4.74)	(0.54)	(0.42)	(0.04)
Net Asset Value, End of Period	$6.21	$4.88	$12.59	$12.46	$11.19

Total Return(b)	29.67%	(36.41)%	5.21%	15.72%	4.74%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$183,485	$159,837	$271,426	$202,369	$135,072
Ratio of Expenses to Average Net Assets	0.75%(c)	0.77%(c)	0.74%(c)	0.76%	0.78%
Ratio of Net Investment Income to Average Net Assets	1.51%	1.30%	0.96%	1.09%	0.96%
Portfolio Turnover Rate	79.0%	62.7%	80.0%(d)	50.7%	44.1%

	2009	2008	2007(e)
LargeCap Blend Account II
Class 2 shares
Net Asset Value, Beginning of Period	$4.89	$12.59	$12.42
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.07	0.08	0.09
Net Realized and Unrealized Gain (Loss) on Investments	1.35	(3.07)	0.59
Total From Investment Operations	1.42	(2.99)	0.68
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.07)	(0.12)	(0.06)
Distributions from Realized Gains	–	(4.59)	(0.45)
Total Dividends and Distributions	(0.07)	(4.71)	(0.51)
Net Asset Value, End of Period	$6.24	$4.89	$12.59

Total Return(b)	29.28%	(36.50)%	5.28%(f)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$832	$875	$2,727
Ratio of Expenses to Average Net Assets	1.00%(c)	1.02%(c)	0.99%(c),(g)
Ratio of Net Investment Income to Average Net Assets	1.27%	1.00%	0.69%(g)
Portfolio Turnover Rate	79.0%	62.7%	80.0%(d),(g)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c) Reflects Manager's contractual expense limit.

(d) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth & Income Fund.

(e) Period from January 9, 2007 through December 31, 2007. Class 2 shares recognized $.01 per share of net investment income and incurred a net realized and unrealized gain of $.08 per share from January 3, 2007 through January 8, 2007.

(f) Total return amounts have not been annualized.

(g) Computed on an annualized basis.

See accompanying notes.

166

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
LargeCap Growth Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.14	$17.92	$14.57	$13.29	$11.94
Income from Investment Operations:
Net Investment Income (Loss)(a)	–	0.07	0.05	0.09	0.03
Net Realized and Unrealized Gain (Loss) on Investments	2.72	(7.78)	3.33	1.23	1.40
Total From Investment Operations	2.72	(7.71)	3.38	1.32	1.43
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.08)	(0.07)	(0.03)	(0.04)	(0.08)
Total Dividends and Distributions	(0.08)	(0.07)	(0.03)	(0.04)	(0.08)
Net Asset Value, End of Period	$12.78	$10.14	$17.92	$14.57	$13.29

Total Return(b)	27.01%	(43.16)%	23.20%	9.92%	12.09%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$241,670	$173,642	$395,726	$128,867	$124,254
Ratio of Expenses to Average Net Assets	0.69%	0.69%(c)	0.68%(c)	0.61%	0.62%
Ratio of Net Investment Income to Average Net Assets	0.01%	0.50%	0.34%	0.63%	0.26%
Portfolio Turnover Rate	89.5%	87.6%	105.4%(d)	99.3%	78.3%

	2009	2008	2007(e)
LargeCap Growth Account
Class 2 shares
Net Asset Value, Beginning of Period	$10.13	$17.90	$14.63
Income from Investment Operations:
Net Investment Income (Loss)(a)	(0.03)	0.04	0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.74	(7.78)	3.26
Total From Investment Operations	2.71	(7.74)	3.27
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.04)	(0.03)	–
Total Dividends and Distributions	(0.04)	(0.03)	–
Net Asset Value, End of Period	$12.80	$10.13	$17.90

Total Return(b)	26.80%	(43.30)%	22.35%(f)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$635	$538	$1,372
Ratio of Expenses to Average Net Assets	0.94%	0.94%(c)	0.93%(c),(g)
Ratio of Net Investment Income to Average Net Assets	(0.24)%	0.24%	0.09%(g)
Portfolio Turnover Rate	89.5%	87.6%	105.4%(d),(g)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c) Reflects Manager's contractual expense limit.

(d) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT Growth Fund.

(e) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.21 per share from January 3, 2007 through January 8, 2007.

(f) Total return amounts have not been annualized.

(g) Computed on an annualized basis.

See accompanying notes.

167

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
MidCap Blend Account
Class 1 shares
Net Asset Value, Beginning of Period	$24.93	$42.05	$42.26	$42.54	$39.63
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.21	0.18	0.21	0.27	0.45
Net Realized and Unrealized Gain (Loss) on Investments	7.83	(12.82)	3.96	5.11	3.12
Total From Investment Operations	8.04	(12.64)	4.17	5.38	3.57
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.24)	(0.23)	(0.28)	(0.46)	–
Distributions from Realized Gains	(1.48)	(4.25)	(4.10)	(5.20)	(0.66)
Total Dividends and Distributions	(1.72)	(4.48)	(4.38)	(5.66)	(0.66)
Net Asset Value, End of Period	$31.25	$24.93	$42.05	$42.26	$42.54

Total Return(b)	33.76%	(33.92)%	9.45%	14.23%	9.21%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$379,151	$269,185	$472,587	$457,649	$420,812
Ratio of Expenses to Average Net Assets	0.61%	0.58%	0.56%	0.57%	0.58%
Ratio of Net Investment Income to Average Net Assets	0.79%	0.50%	0.49%	0.68%	1.13%
Portfolio Turnover Rate	25.4%	19.6%	28.0%	40.8%	49.9%

	2009(c)
MidCap Blend Account
Class 2 shares
Net Asset Value, Beginning of Period	$28.70
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.14
Net Realized and Unrealized Gain (Loss) on Investments	2.39
Total From Investment Operations	2.53
Net Asset Value, End of Period	$31.23

Total Return(b)	8.82%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10,010
Ratio of Expenses to Average Net Assets	0.83%(e)
Ratio of Net Investment Income to Average Net Assets	1.43%(e)
Portfolio Turnover Rate	25.4%(e)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Period from September 9, 2009, date operations commenced, through December 31, 2009.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.

See accompanying notes.

168

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Money Market Account
Class 1 shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Loss)(a)	–	0.03	0.05	0.05	0.03
Total From Investment Operations	–	0.03	0.05	0.05	0.03
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0.03)	(0.05)	(0.05)	(0.03)
Total Dividends and Distributions	–	(0.03)	(0.05)	(0.05)	(0.03)
Net Asset Value, End of Period	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return(b)	0.22%	2.58%	4.94%	4.67%	2.69%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$381,238	$455,594	$272,347	$180,210	$150,653
Ratio of Expenses to Average Net Assets	0.42%	0.45%(c)	0.47%(c)	0.49%	0.61%
Ratio of Gross Expenses to Average Net Assets	0.45%(g)	–	–	–	–
Ratio of Net Investment Income to Average Net Assets	0.24%	2.47%	4.81%	4.59%	2.66%

	2009	2008	2007(d)
Money Market Account
Class 2 shares
Net Asset Value, Beginning of Period	$1.00	$1.00	$1.00
Income from Investment Operations:
Net Investment Income (Loss)(a)	–	0.02	0.04
Total From Investment Operations	–	0.02	0.04
Less Dividends and Distributions:
Dividends from Net Investment Income	–	(0.02)	(0.04)
Total Dividends and Distributions	–	(0.02)	(0.04)
Net Asset Value, End of Period	$1.00	$1.00	$1.00

Total Return(b)	0.18%	2.33%	4.59%(e)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$4,229	$15,013	$4,646
Ratio of Expenses to Average Net Assets	0.49%	0.70%(c)	0.72%(c),(f)
Ratio of Gross Expenses to Average Net Assets	0.70%(g)	–	–
Ratio of Net Investment Income to Average Net Assets	0.27%	2.13%	4.55%(f)

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Period from January 8, 2007, date operations commenced, through December 31, 2007.
(e)	Total return amounts have not been annualized.
(f)	Computed on an annualized basis.
(g)	Excludes expense reimbursement from Manager and/or Underwriter.

See accompanying notes.

169

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Mortgage Securities Account
Class 1 shares
Net Asset Value, Beginning of Period	$10.28	$10.49	$10.41	$10.47	$10.71
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.43	0.48	0.49	0.47	0.46
Net Realized and Unrealized Gain (Loss) on Investments	0.22	(0.01)	0.16	(0.03)	(0.22)
Total From Investment Operations	0.65	0.47	0.65	0.44	0.24
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.86)	(0.68)	(0.57)	(0.50)	(0.48)
Total Dividends and Distributions	(0.86)	(0.68)	(0.57)	(0.50)	(0.48)
Net Asset Value, End of Period	$10.07	$10.28	$10.49	$10.41	$10.47

Total Return(b)	6.47%	4.68%	6.58%	4.45%	2.27%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$233,789	$152,711	$226,615	$259,054	$266,902
Ratio of Expenses to Average Net Assets	0.50%	0.51%(c)	0.50%(c)	0.53%	0.54%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.53%(d)	0.54%(d)
Ratio of Net Investment Income to Average Net Assets	4.18%	4.63%	4.73%	4.54%	4.39%
Portfolio Turnover Rate	22.4%	9.9%	6.2%	16.0%	33.0%

	2009	2008	2007	2006	2005
Mortgage Securities Account
Class 2 shares
Net Asset Value, Beginning of Period	$10.26	$10.47	$10.39	$10.43	$10.66
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.41	0.45	0.46	0.44	0.43
Net Realized and Unrealized Gain (Loss) on Investments	0.21	(0.01)	0.17	(0.02)	(0.22)
Total From Investment Operations	0.62	0.44	0.63	0.42	0.21
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.79)	(0.65)	(0.55)	(0.46)	(0.44)
Total Dividends and Distributions	(0.79)	(0.65)	(0.55)	(0.46)	(0.44)
Net Asset Value, End of Period	$10.09	$10.26	$10.47	$10.39	$10.43

Total Return(b)	6.21%	4.41%	6.21%	4.22%	2.02%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,675	$2,085	$3,322	$5,041	$8,742
Ratio of Expenses to Average Net Assets	0.75%	0.76%(c)	0.75%(c)	0.78%	0.79%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.78%(d)	0.79%(d)
Ratio of Net Investment Income to Average Net Assets	3.99%	4.38%	4.47%	4.29%	4.14%
Portfolio Turnover Rate	22.4%	9.9%	6.2%	16.0%	33.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Expense ratio without reimbursement from custodian.

See accompanying notes.

170

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Principal Capital Appreciation Account(a)
Class 1 shares
Net Asset Value, Beginning of Period	$15.05	$25.13	$24.06	$22.04	$20.45
Income from Investment Operations:
Net Investment Income (Loss)(b)	0.17	0.15	0.20	0.15	0.13
Net Realized and Unrealized Gain (Loss) on Investments	4.28	(7.79)	1.89	2.45	1.61
Total From Investment Operations	4.45	(7.64)	2.09	2.60	1.74
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.27)	(0.24)	(0.18)	(0.12)	(0.15)
Distributions from Realized Gains	–	(2.20)	(0.84)	(0.46)	–
Total Dividends and Distributions	(0.27)	(2.44)	(1.02)	(0.58)	(0.15)
Net Asset Value, End of Period	$19.23	$15.05	$25.13	$24.06	$22.04

Total Return(c)	29.82%	(33.37)%	8.73%	12.03%	8.57%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$94,039	$65,187	$128,486	$152,592	$130,071
Ratio of Expenses to Average Net Assets	0.64%	0.64%(d)	0.63%(d)	0.67%	0.68%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.67%(e)	0.68%(e)
Ratio of Net Investment Income to Average Net Assets	1.02%	0.76%	0.81%	0.66%	0.62%
Portfolio Turnover Rate	23.6%	14.6%	16.6%	18.0%	18.0%

	2009	2008	2007	2006	2005
Principal Capital Appreciation Account(a)
Class 2 shares
Net Asset Value, Beginning of Period	$14.94	$24.97	$23.91	$21.92	$20.35
Income from Investment Operations:
Net Investment Income (Loss)(b)	0.12	0.10	0.13	0.10	0.08
Net Realized and Unrealized Gain (Loss) on Investments	4.27	(7.75)	1.89	2.43	1.60
Total From Investment Operations	4.39	(7.65)	2.02	2.53	1.68
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.16)	(0.18)	(0.12)	(0.08)	(0.11)
Distributions from Realized Gains	–	(2.20)	(0.84)	(0.46)	–
Total Dividends and Distributions	(0.16)	(2.38)	(0.96)	(0.54)	(0.11)
Net Asset Value, End of Period	$19.17	$14.94	$24.97	$23.91	$21.92

Total Return(c)	29.54%	(33.56)%	8.46%	11.75%	8.30%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$7,139	$6,970	$15,662	$16,954	$10,823
Ratio of Expenses to Average Net Assets	0.89%	0.89%(d)	0.88%(d)	0.92%	0.93%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.92%(e)	0.93%(e)
Ratio of Net Investment Income to Average Net Assets	0.76%	0.49%	0.55%	0.41%	0.37%
Portfolio Turnover Rate	23.6%	14.6%	16.6%	18.0%	18.0%

(a)	Effective June 30, 2009, West Coast Equity Account changed its name to Principal Capital Appreciation Account.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(d)	Reflects Manager's contractual expense limit.
(e)	Expense ratio without reimbursement from custodian.

See accompanying notes.

171

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Real Estate Securities Account
Class 1 shares
Net Asset Value, Beginning of Period	$8.75	$19.06	$26.09	$20.51	$17.88
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.25	0.25	0.35	0.23	0.40
Net Realized and Unrealized Gain (Loss) on Investments	2.19	(4.11)	(4.45)	6.84	2.39
Total From Investment Operations	2.44	(3.86)	(4.10)	7.07	2.79
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.36)	(0.41)	(0.20)	(0.39)	–
Distributions from Realized Gains	–	(6.04)	(2.73)	(1.10)	(0.16)
Total Dividends and Distributions	(0.36)	(6.45)	(2.93)	(1.49)	(0.16)
Net Asset Value, End of Period	$10.83	$8.75	$19.06	$26.09	$20.51

Total Return(b)	28.92%	(32.86)%	(17.69)%	36.61%	15.85%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$160,251	$127,836	$204,752	$255,955	$178,922
Ratio of Expenses to Average Net Assets	0.90%	0.89%(c)	0.86%(c)	0.87%	0.89%
Ratio of Net Investment Income to Average Net Assets	2.96%	1.77%	1.51%	1.01%	2.16%
Portfolio Turnover Rate	59.9%	47.2%	81.3%(d)	35.8%	23.6%

	2009	2008	2007(e)
Real Estate Securities Account
Class 2 shares
Net Asset Value, Beginning of Period	$8.76	$19.06	$25.65
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.22	0.20	0.27
Net Realized and Unrealized Gain (Loss) on Investments	2.22	(4.10)	(4.00)
Total From Investment Operations	2.44	(3.90)	(3.73)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.29)	(0.36)	(0.13)
Distributions from Realized Gains	–	(6.04)	(2.73)
Total Dividends and Distributions	(0.29)	(6.40)	(2.86)
Net Asset Value, End of Period	$10.91	$8.76	$19.06

Total Return(b)	28.69%	(33.01)%	(16.50)%(f)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$484	$568	$1,441
Ratio of Expenses to Average Net Assets	1.15%	1.14%(c)	1.11%(c),(g)
Ratio of Net Investment Income to Average Net Assets	2.68%	1.35%	1.17%(g)
Portfolio Turnover Rate	59.9%	47.2%	81.3%(d),(g)
(a) Calculated based on average shares outstanding during the period.

(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c) Reflects Manager's contractual expense limit.

(d) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT REIT Fund.

(e) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized loss of $.05 per share from January 3, 2007 through January 8, 2007.

(f) Total return amounts have not been annualized.

(g) Computed on an annualized basis.

See accompanying notes.

172

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
SAM Balanced Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$11.95	$19.17	$18.09	$16.72	$16.08
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.64	0.62	0.64	0.41	0.36
Net Realized and Unrealized Gain (Loss) on Investments	2.05	(4.93)	0.92	1.33	0.59
Total From Investment Operations	2.69	(4.31)	1.56	1.74	0.95
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.52)	(0.71)	(0.48)	(0.37)	(0.31)
Distributions from Realized Gains	(0.39)	(2.20)	–	–	–
Total Dividends and Distributions	(0.91)	(2.91)	(0.48)	(0.37)	(0.31)
Net Asset Value, End of Period	$13.73	$11.95	$19.17	$18.09	$16.72

Total Return(b)	23.84%	(26.18)%	8.67%	10.61%	6.01%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$728,979	$387,339	$481,245	$507,193	$462,438
Ratio of Expenses to Average Net Assets(c)	0.25%	0.25%(d)	0.23%(d)	0.27%	0.28%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.27%(e)	0.28%(e)
Ratio of Net Investment Income to Average Net Assets	5.19%	4.04%	3.40%	2.39%	2.26%
Portfolio Turnover Rate	3.2%	39.1%	42.1%	11.0%	4.0%

	2009	2008	2007	2006	2005
SAM Balanced Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$11.85	$19.04	$17.97	$16.61	$15.99
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.56	0.64	0.58	0.37	0.32
Net Realized and Unrealized Gain (Loss) on Investments	2.09	(4.97)	0.92	1.32	0.58
Total From Investment Operations	2.65	(4.33)	1.50	1.69	0.90
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.47)	(0.66)	(0.43)	(0.33)	(0.28)
Distributions from Realized Gains	(0.39)	(2.20)	–	–	–
Total Dividends and Distributions	(0.86)	(2.86)	(0.43)	(0.33)	(0.28)
Net Asset Value, End of Period	$13.64	$11.85	$19.04	$17.97	$16.61

Total Return(b)	23.63%	(26.42)%	8.39%	10.38%	5.72%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$110,253	$113,639	$212,465	$224,203	$198,280
Ratio of Expenses to Average Net Assets(c)	0.50%	0.50%(d)	0.48%(d)	0.52%	0.53%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.52%(e)	0.53%(e)
Ratio of Net Investment Income to Average Net Assets	4.62%	4.09%	3.13%	2.14%	2.01%
Portfolio Turnover Rate	3.2%	39.1%	42.1%	11.0%	4.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Expense ratio without reimbursement from custodian.

See accompanying notes.

173

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
SAM Conservative Balanced Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$9.49	$13.07	$12.74	$12.07	$11.82
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.65	0.50	0.52	0.39	0.35
Net Realized and Unrealized Gain (Loss) on Investments	1.29	(2.77)	0.43	0.64	0.18
Total From Investment Operations	1.94	(2.27)	0.95	1.03	0.53
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.34)	(0.47)	(0.45)	(0.33)	(0.28)
Distributions from Realized Gains	(0.15)	(0.84)	(0.17)	(0.03)	–
Total Dividends and Distributions	(0.49)	(1.31)	(0.62)	(0.36)	(0.28)
Net Asset Value, End of Period	$10.94	$9.49	$13.07	$12.74	$12.07

Total Return(b)	21.15%	(19.21)%	7.55%	8.83%	4.59%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$154,208	$74,246	$50,531	$43,249	$43,818
Ratio of Expenses to Average Net Assets(c)	0.25%	0.26%(d)	0.24%(d)	0.33%	0.38%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.33%(e)	0.38%(e)
Ratio of Net Investment Income to Average Net Assets	6.53%	4.51%	4.05%	3.22%	3.00%
Portfolio Turnover Rate	9.1%	46.1%	45.0%	11.0%	4.0%

	2009	2008	2007	2006	2005
SAM Conservative Balanced Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$9.41	$12.97	$12.64	$11.98	$11.75
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.56	0.57	0.49	0.36	0.32
Net Realized and Unrealized Gain (Loss) on Investments	1.33	(2.85)	0.43	0.64	0.17
Total From Investment Operations	1.89	(2.28)	0.92	1.00	0.49
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.30)	(0.44)	(0.42)	(0.31)	(0.26)
Distributions from Realized Gains	(0.15)	(0.84)	(0.17)	(0.03)	–
Total Dividends and Distributions	(0.45)	(1.28)	(0.59)	(0.34)	(0.26)
Net Asset Value, End of Period	$10.85	$9.41	$12.97	$12.64	$11.98

Total Return(b)	20.72%	(19.41)%	7.34%	8.50%	4.37%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$15,895	$17,277	$29,194	$32,716	$29,984
Ratio of Expenses to Average Net Assets(c)	0.50%	0.51%(d)	0.49%(d)	0.58%	0.63%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.58%(e)	0.63%(e)
Ratio of Net Investment Income to Average Net Assets	5.77%	4.95%	3.85%	2.97%	2.75%
Portfolio Turnover Rate	9.1%	46.1%	45.0%	11.0%	4.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Expense ratio without reimbursement from custodian.

See accompanying notes.

174

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
SAM Conservative Growth Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$12.34	$21.18	$19.70	$17.85	$16.89
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.47	0.57	0.57	0.28	0.25
Net Realized and Unrealized Gain (Loss) on Investments	2.43	(6.78)	1.26	1.86	0.93
Total From Investment Operations	2.90	(6.21)	1.83	2.14	1.18
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.68)	(0.72)	(0.35)	(0.29)	(0.22)
Distributions from Realized Gains	(0.76)	(1.91)	–	–	–
Total Dividends and Distributions	(1.44)	(2.63)	(0.35)	(0.29)	(0.22)
Net Asset Value, End of Period	$13.80	$12.34	$21.18	$19.70	$17.85

Total Return(b)	25.70%	(33.11)%	9.29%	12.20%	7.04%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$128,572	$103,553	$251,682	$284,083	$293,378
Ratio of Expenses to Average Net Assets(c)	0.25%	0.25%(d)	0.23%(d)	0.28%	0.29%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.28%(e)	0.29%(e)
Ratio of Net Investment Income to Average Net Assets	3.82%	3.34%	2.74%	1.50%	1.47%
Portfolio Turnover Rate	12.0%	24.4%	46.8%	8.0%	9.0%

	2009	2008	2007	2006	2005
SAM Conservative Growth Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$12.24	$21.03	$19.56	$17.73	$16.80
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.43	0.57	0.51	0.23	0.21
Net Realized and Unrealized Gain (Loss) on Investments	2.41	(6.78)	1.26	1.86	0.91
Total From Investment Operations	2.84	(6.21)	1.77	2.09	1.12
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.63)	(0.67)	(0.30)	(0.26)	(0.19)
Distributions from Realized Gains	(0.76)	(1.91)	–	–	–
Total Dividends and Distributions	(1.39)	(2.58)	(0.30)	(0.26)	(0.19)
Net Asset Value, End of Period	$13.69	$12.24	$21.03	$19.56	$17.73

Total Return(b)	25.35%	(33.30)%	9.04%	11.95%	6.71%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$81,513	$70,419	$129,346	$124,555	$94,662
Ratio of Expenses to Average Net Assets(c)	0.50%	0.50%(d)	0.48%(d)	0.53%	0.54%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.53%(e)	0.54%(e)
Ratio of Net Investment Income to Average Net Assets	3.55%	3.38%	2.47%	1.25%	1.22%
Portfolio Turnover Rate	12.0%	24.4%	46.8%	8.0%	9.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Expense ratio without reimbursement from custodian.

See accompanying notes.

175

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
SAM Flexible Income Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$10.58	$14.36	$14.42	$14.08	$14.10
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.82	0.56	0.67	0.56	0.52
Net Realized and Unrealized Gain (Loss) on Investments	1.21	(2.25)	0.18	0.36	(0.05)
Total From Investment Operations	2.03	(1.69)	0.85	0.92	0.47
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.55)	(0.90)	(0.69)	(0.57)	(0.47)
Distributions from Realized Gains	(0.11)	(1.19)	(0.22)	(0.01)	(0.02)
Total Dividends and Distributions	(0.66)	(2.09)	(0.91)	(0.58)	(0.49)
Net Asset Value, End of Period	$11.95	$10.58	$14.36	$14.42	$14.08

Total Return(b)	19.95%	(13.76)%	6.09%	6.84%	3.41%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$156,696	$98,000	$113,970	$126,456	$143,367
Ratio of Expenses to Average Net Assets(c)	0.25%	0.25%(d)	0.24%(d)	0.29%	0.30%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.29%(e)	0.30%(e)
Ratio of Net Investment Income to Average Net Assets	7.39%	4.50%	4.66%	3.99%	3.74%
Portfolio Turnover Rate	20.1%	53.9%	28.4%	6.0%	5.0%

	2009	2008	2007	2006	2005
SAM Flexible Income Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$10.49	$14.26	$14.32	$13.98	$14.02
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.72	0.66	0.63	0.53	0.49
Net Realized and Unrealized Gain (Loss) on Investments	1.27	(2.38)	0.19	0.36	(0.07)
Total From Investment Operations	1.99	(1.72)	0.82	0.89	0.42
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.86)	(0.66)	(0.54)	(0.44)
Distributions from Realized Gains	(0.11)	(1.19)	(0.22)	(0.01)	(0.02)
Total Dividends and Distributions	(0.61)	(2.05)	(0.88)	(0.55)	(0.46)
Net Asset Value, End of Period	$11.87	$10.49	$14.26	$14.32	$13.98

Total Return(b)	19.63%	(14.02)%	5.86%	6.61%	3.09%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$22,043	$26,751	$53,025	$63,097	$79,487
Ratio of Expenses to Average Net Assets(c)	0.50%	0.50%(d)	0.49%(d)	0.54%	0.55%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.54%(e)	0.55%(e)
Ratio of Net Investment Income to Average Net Assets	6.58%	5.27%	4.39%	3.74%	3.49%
Portfolio Turnover Rate	20.1%	53.9%	28.4%	6.0%	5.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Expense ratio without reimbursement from custodian.

See accompanying notes.

176

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
SAM Strategic Growth Portfolio
Class 1 shares
Net Asset Value, Beginning of Period	$12.28	$23.91	$22.07	$19.74	$18.45
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.42	0.44	0.55	0.23	0.19
Net Realized and Unrealized Gain (Loss) on Investments	2.82	(7.99)	1.57	2.32	1.22
Total From Investment Operations	3.24	(7.55)	2.12	2.55	1.41
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.50)	(0.76)	(0.28)	(0.22)	(0.12)
Distributions from Realized Gains	(0.19)	(3.32)	–	–	–
Total Dividends and Distributions	(0.69)	(4.08)	(0.28)	(0.22)	(0.12)
Net Asset Value, End of Period	$14.83	$12.28	$23.91	$22.07	$19.74

Total Return(b)	27.45%	(37.42)%	9.61%	13.06%	7.71%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$66,315	$44,945	$150,975	$146,789	$136,966
Ratio of Expenses to Average Net Assets(c)	0.25%	0.25%(d)	0.24%(d)	0.29%	0.31%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.29%(e)	0.31%(e)
Ratio of Net Investment Income to Average Net Assets	3.25%	2.36%	2.34%	1.10%	1.01%
Portfolio Turnover Rate	8.1%	31.8%	45.7%	7.0%	9.0%

	2009	2008	2007	2006	2005
SAM Strategic Growth Portfolio
Class 2 shares
Net Asset Value, Beginning of Period	$12.20	$23.77	$21.95	$19.64	$18.38
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.37	0.50	0.47	0.17	0.14
Net Realized and Unrealized Gain (Loss) on Investments	2.80	(8.04)	1.57	2.32	1.22
Total From Investment Operations	3.17	(7.54)	2.04	2.49	1.36
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.45)	(0.71)	(0.22)	(0.18)	(0.10)
Distributions from Realized Gains	(0.19)	(3.32)	–	–	–
Total Dividends and Distributions	(0.64)	(4.03)	(0.22)	(0.18)	(0.10)
Net Asset Value, End of Period	$14.73	$12.20	$23.77	$21.95	$19.64

Total Return(b)	27.04%	(37.56)%	9.34%	12.77%	7.47%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$61,006	$48,224	$80,715	$69,965	$48,413
Ratio of Expenses to Average Net Assets(c)	0.50%	0.50%(d)	0.49%(d)	0.54%	0.56%
Ratio of Gross Expenses to Average Net Assets(c)	–	–	–	0.54%(e)	0.56%(e)
Ratio of Net Investment Income to Average Net Assets	2.92%	2.81%	2.04%	0.85%	0.76%
Portfolio Turnover Rate	8.1%	31.8%	45.7%	7.0%	9.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Does not include expenses of the investment companies in which the Portfolio invests.
(d)	Reflects Manager's contractual expense limit.
(e)	Expense ratio without reimbursement from custodian.

See accompanying notes.

177

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
Short-Term Income Account
Class 1 shares
Net Asset Value, Beginning of Period	$2.41	$2.50	$2.52	$2.52	$2.58
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.09	0.10	0.11	0.11	0.10
Net Realized and Unrealized Gain (Loss) on Investments	0.14	(0.11)	–	–	(0.06)
Total From Investment Operations	0.23	(0.01)	0.11	0.11	0.04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.08)	(0.13)	(0.11)	(0.10)
Total Dividends and Distributions	(0.18)	(0.08)	(0.13)	(0.11)	(0.10)
Net Asset Value, End of Period	$2.46	$2.41	$2.50	$2.52	$2.52

Total Return(b)	9.94%	(0.57)%	4.50%	4.59%	1.64%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$74,934	$37,975	$76,165	$42,466	$47,221
Ratio of Expenses to Average Net Assets	0.51%	0.52%(c)	0.50%(c)	0.61%	0.60%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.61%(d)	0.60%(d)
Ratio of Net Investment Income to Average Net Assets	3.55%	4.05%	4.56%	4.30%	4.01%
Portfolio Turnover Rate	24.6%	40.1%	46.8%	13.0%	22.0%

	2009	2008	2007	2006	2005
Short-Term Income Account
Class 2 shares
Net Asset Value, Beginning of Period	$2.39	$2.49	$2.51	$2.51	$2.56
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.08	0.09	0.11	0.10	0.09
Net Realized and Unrealized Gain (Loss) on Investments	0.15	(0.12)	(0.01)	–	(0.05)
Total From Investment Operations	0.23	(0.03)	0.10	0.10	0.04
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.17)	(0.07)	(0.12)	(0.10)	(0.09)
Total Dividends and Distributions	(0.17)	(0.07)	(0.12)	(0.10)	(0.09)
Net Asset Value, End of Period	$2.45	$2.39	$2.49	$2.51	$2.51

Total Return(b)	9.81%	(1.23)%	4.24%	4.24%	1.76%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$1,887	$1,662	$2,386	$3,221	$5,156
Ratio of Expenses to Average Net Assets	0.76%	0.77%(c)	0.75%(c)	0.86%	0.85%
Ratio of Gross Expenses to Average Net Assets	–	–	–	0.86%(d)	0.85%(d)
Ratio of Net Investment Income to Average Net Assets	3.36%	3.81%	4.33%	4.05%	3.76%
Portfolio Turnover Rate	24.6%	40.1%	46.8%	13.0%	22.0%

(a)	Calculated based on average shares outstanding during the period.
(b)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(c)	Reflects Manager's contractual expense limit.
(d)	Expense ratio without reimbursement from custodian.

See accompanying notes.

178

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
SmallCap Growth Account II
Class 1 shares
Net Asset Value, Beginning of Period	$6.68	$11.35	$10.81	$9.92	$9.30
Income from Investment Operations:
Net Investment Income (Loss)(a)	(0.05)	(0.06)	(0.07)	(0.06)	(0.07)
Net Realized and Unrealized Gain (Loss) on Investments	2.17	(4.61)	0.61	0.95	0.69
Total From Investment Operations	2.12	(4.67)	0.54	0.89	0.62
Net Asset Value, End of Period	$8.80	$6.68	$11.35	$10.81	$9.92

Total Return(b)	31.74%	(41.15)%	5.00%	8.97%	6.67%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$77,315	$59,137	$103,626	$73,327	$66,656
Ratio of Expenses to Average Net Assets	1.02%(c)	1.05%(c)	1.01%(c)	1.02%	1.05%
Ratio of Net Investment Income to Average Net Assets	(0.68)%	(0.65)%	(0.59)%	(0.62)%	(0.77)%
Portfolio Turnover Rate	134.6%	83.8%	86.5%(d)	77.6%	68.2%

	2009	2008	2007(e)
SmallCap Growth Account II
Class 2 shares
Net Asset Value, Beginning of Period	$6.65	$11.32	$10.72
Income from Investment Operations:
Net Investment Income (Loss)(a)	(0.07)	(0.08)	(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.15	(4.59)	0.70
Total From Investment Operations	2.08	(4.67)	0.60
Net Asset Value, End of Period	$8.73	$6.65	$11.32

Total Return(b)	31.28%	(41.25)%	5.60%(f)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$2,529	$2,102	$3,968
Ratio of Expenses to Average Net Assets	1.27%(c)	1.30%(c)	1.26%(c),(g)
Ratio of Net Investment Income to Average Net Assets	(0.93)%	(0.90)%	(0.84)%(g)
Portfolio Turnover Rate	134.6%	83.8%	86.5%(d),(g)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c) Reflects Manager's contractual expense limit.

(d) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Growth Fund.

(e) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.07 per share from January 3, 2007 through January 8, 2007.

(f) Total return amounts have not been annualized.

(g) Computed on an annualized basis.

See accompanying notes.

179

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS,INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

	2009	2008	2007	2006	2005
SmallCap Value Account I
Class 1 shares
Net Asset Value, Beginning of Period	$9.51	$15.69	$18.66	$17.61	$16.83
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.09	0.14	0.13	0.09	0.07
Net Realized and Unrealized Gain (Loss) on Investments	1.42	(4.60)	(1.68)	2.98	0.96
Total From Investment Operations	1.51	(4.46)	(1.55)	3.07	1.03
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.21)	(0.13)	(0.07)	(0.06)	(0.01)
Distributions from Realized Gains	–	(1.59)	(1.35)	(1.96)	(0.24)
Total Dividends and Distributions	(0.21)	(1.72)	(1.42)	(2.02)	(0.25)
Net Asset Value, End of Period	$10.81	$9.51	$15.69	$18.66	$17.61

Total Return(b)	16.20%	(31.82)%	(9.52)%	18.64%	6.22%
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$133,755	$116,467	$178,698	$171,973	$132,035
Ratio of Expenses to Average Net Assets	1.00%(c)	1.01%(c)	1.01%(c)	1.11%	1.13%
Ratio of Net Investment Income to Average Net Assets	0.99%	1.07%	0.71%	0.49%	0.38%
Portfolio Turnover Rate	75.9%	56.1%	55.0%(d)	49.0%	45.3%

	2009	2008	2007(e)
SmallCap Value Account I
Class 2 shares
Net Asset Value, Beginning of Period	$9.51	$15.68	$18.41
Income from Investment Operations:
Net Investment Income (Loss)(a)	0.07	0.10	0.08
Net Realized and Unrealized Gain (Loss) on Investments	1.42	(4.57)	(1.43)
Total From Investment Operations	1.49	(4.47)	(1.35)
Less Dividends and Distributions:
Dividends from Net Investment Income	(0.18)	(0.11)	(0.03)
Distributions from Realized Gains	–	(1.59)	(1.35)
Total Dividends and Distributions	(0.18)	(1.70)	(1.38)
Net Asset Value, End of Period	$10.82	$9.51	$15.68

Total Return(b)	15.88%	(31.89)%	(8.51)%(f)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$104	$101	$237
Ratio of Expenses to Average Net Assets	1.25%(c)	1.26%(c)	1.26%(c),(g)
Ratio of Net Investment Income to Average Net Assets	0.74%	0.78%	0.48%(g)
Portfolio Turnover Rate	75.9%	56.1%	55.0%(d),(g)

(a) Calculated based on average shares outstanding during the period.

(b) Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.

(c) Reflects Manager's contractual expense limit.

(d) Portfolio turnover rate excludes portfolio realignment from the acquisition of WM VT SmallCap Value Fund.

(e) Period from January 9, 2007 through December 31, 2007. Class 2 shares incurred a net realized and unrealized gain of $.09 per share from January 3, 2007 through January 8, 2007.

(f) Total return amounts have not been annualized.

(g) Computed on an annualized basis.

See accompanying notes.

180

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders Principal Variable Contracts Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Diversified International Account, Equity Income Account, Income Account, LargeCap Blend Account II, LargeCap Growth Account, MidCap Blend Account, Money Market Account, Mortgage Securities Account, Principal Capital Appreciation Account, Real Estate Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, SmallCap Growth Account II, and SmallCap Value Account I, (18 of the 40 portfolios constituting the Principal Variable Contracts Funds, Inc. (collectively the “Funds”)) as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of Equity Income Account, Income Account, Mortgage Securities Account, SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, SAM Strategic Growth Portfolio, Short-Term Income Account, and Principal Capital Appreciation Account (formerly known as West Coast Equity Account) for each of the periods presented through December 31, 2005, were audited by other auditors whose report dated February 17, 2006, expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2009, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures where replies from brokers or agent banks were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting portfolios within the Principal Variable Contracts Funds, Inc. at December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois February 17, 2010

181

SHAREHOLDER EXPENSE EXAMPLE PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009 (unaudited)

As a shareholder of Principal Variable Contracts Funds, Inc. you incur ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Variable Contracts Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of SAM Balanced Portfolio, SAM Conservative Balanced Portfolio, SAM Conservative Growth Portfolio, SAM Flexible Income Portfolio, or SAM Strategic Growth Portfolio, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher. Expenses shown below and on the following pages do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each accounts’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2009	Annualized
	July 1, 2009	December 31, 2009	to December 31, 2009(a)	Expense Ratio
Diversified International Account Class 2
Actual	$1,000.00	$1,222.56	$6.22	1.11%
Hypothetical	1,000.00	1,019.61	5.65	1.11
Diversified International Account Class 1
Actual	1,000.00	1,224.27	4.82	0.86
Hypothetical	1,000.00	1,020.87	4.38	0.86
Equity Income Account Class 2
Actual	1,000.00	1,210.85	4.35	0.78
Hypothetical	1,000.00	1,021.27	3.97	0.78
Equity Income Account Class 1
Actual	1,000.00	1,211.97	2.95	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53
Income Account Class 2
Actual	1,000.00	1,084.38	3.94	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Income Account Class 1
Actual	1,000.00	1,085.75	2.63	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
LargeCap Blend Account II Class 2
Actual	1,000.00	1,221.14	5.49	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98

182

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2009 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2009	Annualized
	July 1, 2009	December 31, 2009	to December 31, 2009(a)	Expense Ratio

LargeCap Blend Account II Class 1
Actual	$1,000.00	$1,220.04	$4.08	0.73%
Hypothetical	1,000.00	1,021.53	3.72	0.73
LargeCap Growth Account Class 2
Actual	1,000.00	1,221.37	5.15	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92
LargeCap Growth Account Class 1
Actual	1,000.00	1,222.97	3.75	0.67
Hypothetical	1,000.00	1,021.83	3.41	0.67
MidCap Blend Account Class 2
Actual	1,000.00	1,088.15	2.68(b)	0.83
Hypothetical	1,000.00	1,021.02	4.23(b)	0.83
MidCap Blend Account Class 1
Actual	1,000.00	1,228.38	3.31	0.59
Hypothetical	1,000.00	1,022.23	3.01	0.59
Money Market Account Class 2
Actual	1,000.00	1,000.04	3.18	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63
Money Market Account Class 1
Actual	1,000.00	1,000.04	1.92	0.38
Hypothetical	1,000.00	1,023.29	1.94	0.38
Mortgage Securities Account Class 2
Actual	1,000.00	1,030.54	3.84	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75
Mortgage Securities Account Class 1
Actual	1,000.00	1,032.68	2.56	0.50
Hypothetical	1,000.00	1,022.68	2.55	0.50
Principal Capital Appreciation Account Class 2
Actual	1,000.00	1,229.40	4.94	0.88
Hypothetical	1,000.00	1,020.77	4.48	0.88
Principal Capital Appreciation Account Class 1
Actual	1,000.00	1,231.24	3.54	0.63
Hypothetical	1,000.00	1,022.03	3.21	0.63
Real Estate Securities Account Class 2
Actual	1,000.00	1,456.90	7.06	1.14
Hypothetical	1,000.00	1,019.46	5.80	1.14
Real Estate Securities Account Class 1
Actual	1,000.00	1,458.75	5.52	0.89
Hypothetical	1,000.00	1,020.72	4.53	0.89
SAM Balanced Portfolio Class 2
Actual	1,000.00	1,173.84	2.68	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
SAM Balanced Portfolio Class 1
Actual	1,000.00	1,175.51	1.32	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
SAM Conservative Balanced Portfolio Class 2
Actual	1,000.00	1,138.51	2.64	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
SAM Conservative Balanced Portfolio Class 1
Actual	1,000.00	1,140.77	1.30	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24

183

	SHAREHOLDER EXPENSE EXAMPLE
	PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
	December 31, 2009 (unaudited)

			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	July 1, 2009	Annualized
	July 1, 2009	December 31, 2009	to December 31, 2009(a)	Expense Ratio
SAM Conservative Growth Portfolio Class 2
Actual	$1,000.00	$1,204.05	$2.72	0.49%
Hypothetical	1,000.00	1,022.74	2.50	0.49
SAM Conservative Growth Portfolio Class 1
Actual	1,000.00	1,206.29	1.33	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
SAM Flexible Income Portfolio Class 2
Actual	1,000.00	1,117.70	2.62	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
SAM Flexible Income Portfolio Class 1
Actual	1,000.00	1,118.91	1.28	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
SAM Strategic Growth Portfolio Class 2
Actual	1,000.00	1,223.42	2.75	0.49
Hypothetical	1,000.00	1,022.74	2.50	0.49
SAM Strategic Growth Portfolio Class 1
Actual	1,000.00	1,225.62	1.35	0.24
Hypothetical	1,000.00	1,024.00	1.22	0.24
Short-Term Income Account Class 2
Actual	1,000.00	1,036.69	3.90	0.76
Hypothetical	1,000.00	1,021.37	3.87	0.76
Short-Term Income Account Class 1
Actual	1,000.00	1,039.17	2.62	0.51
Hypothetical	1,000.00	1,022.63	2.60	0.51
SmallCap Growth Account II Class 2
Actual	1,000.00	1,215.88	6.87	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
SmallCap Growth Account II Class 1
Actual	1,000.00	1,218.84	5.48	0.98
Hypothetical	1,000.00	1,020.27	4.99	0.98
SmallCap Value Account I Class 2
Actual	1,000.00	1,246.01	7.02	1.24
Hypothetical	1,000.00	1,018.95	6.31	1.24
SmallCap Value Account I Class 1
Actual	1,000.00	1,247.88	5.61	0.99
Hypothetical	1,000.00	1,020.21	5.04	0.99

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

(b) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period (September 9, 2009 to December 31, 2009), multiplied by 52/365 (to reflect the period since inception).

184

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund
		Complex	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Overseen by	Directorships
Address*, and Year of Birth	During past 5 years	Director	Held by Director**
Elizabeth Ballantine	Principal, EBA Associates	106	The McClatchy
Director since 2004			Company
Member, Nominating and Governance
Committee
1948

Kristianne Blake	President, Kristianne Gates Blake,	106	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	CEO/President, Vertical Growth	106	None
Director since 2008	Officer, and CFO, The Weitz
Member, Operations Committee	Company
1954

Richard W. Gilbert	President, Gilbert Communications,	106	Calamos Asset
Director since 1985	Inc.		Management, Inc.
Member, Nominating and Governance
Committee
Member, Executive Committee
1940

Mark A. Grimmett	Executive Vice President and CFO,	106	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Audit Committee
1960

Fritz S. Hirsch	President and CEO, Sassy, Inc.	106	None
Director since 2005
Member, Audit Committee
1951

William C. Kimball	Retired. Formerly Chairman and	106	Casey’s General Stores,
Director since 1999	CEO, Medicap Pharmacies, Inc.		Inc.
Member, Nominating and Governance
Committee
1947

Barbara A. Lukavsky	President and CEO, Barbican	106	None
Director since 1987	Enterprises, Inc.
Member, Nominating and Governance
Committee
1940

Daniel Pavelich	Retired. Formerly, Chairman and	106	Catalytic Inc.; Vaagen
Director since 2007	CEO of BDO Seidman.		Bros. Lumber, Inc.
Member, Audit Committee
1944

185

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Ralph C. Eucher	Chairman and Director, Principal	106	None
Director, Chairman and CEO	Management Corporation, since 1999.
Member, Executive Committee	Director, Principal Funds Distributor,
1952	Inc. since 2007. Director, Princor
since 1999. President, Princor 1999-
2005. Senior Vice President, Principal
Life, since 2002. Prior thereto, Vice
President.

Nora M. Everett	President since 2008. Senior Vice	106	None
Director, President	President and Deputy General
Member, Executive Committee	Counsel, Principal Financial Group,
1959	Inc. 2004-2008. Vice President and
Counsel, Principal Financial Group,
Inc. 2001-2004.

William G. Papesh	Retired December 2007. Prior thereto,	106	None
Director	President and Director of Edge Asset
Member, Operations Committee	Management, Inc. since 2007;
1943	President and CEO of WM Group of
Funds 1987-2006.

*Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Craig L. Bassett	Vice President and Treasurer, Principal Life.
Treasurer
711 High Street, Des Moines, IA 50392
1952

Michael J. Beer	Executive Vice President and Chief Operating
Executive Vice President	Officer, Principal Management Corporation.
711 High Street, Des Moines, IA 50392	Executive Vice President, Principal Funds
1961	Distributor, Inc., since 2007. President, Princor, since
2005.

Randy L. Bergstrom	Counsel, Principal Life.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1955

186

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
David J. Brown	Vice President, Product & Distribution Compliance,
Chief Compliance Officer	Principal Life. Senior Vice President, Principal
711 High Street, Des Moines, IA 50392	Management Corporation since 2004. Senior Vice
1960	President, Principal Funds Distributor, Inc., since
2007. Second Vice President, Princor, since 2003,
and prior thereto, Vice President, Principal
Management Corporation and Princor.

Jill R. Brown	Second Vice President, Principal Financial Group and
Senior Vice President	Senior Vice President, Principal Management
1100 Investment Blvd, ste 200	Corporation and Princor, since 2006. Chief Financial
El Dorado Hills, CA 95762	Officer, Princor since 2003. Vice President, Princor
1967	2003-2006. Senior Vice President and Chief Financial
Officer, Principal Funds Distributor, Inc., since 2007.
Prior thereto, Assistant Financial Controller, Principal
Life.

Cary Fuchs	President, Principal Funds Distributor, since 2007;
Senior Vice President of Distribution	Director of Mutual Fund Operations, Principal
1100 Investment Blvd, ste 200	Shareholder Services, since 2005; prior thereto,
El Dorado Hills, CA 95762	Divisional Vice President Boston Financial Data
1957	Services.

Steve Gallaher	Second Vice President and Counsel, Principal Life
Assistant Counsel	since 2006. Self-Employed Writer in 2005. 2004 and
711 High Street Des Moines, IA 50392	prior thereto Senior Vice President and Counsel of
1955	Principal Residential Mortgage, Inc.

Ernie H. Gillum	Vice President and Chief Compliance Officer,
Vice President, Assistant Secretary	Principal Management Corporation, since 2004, and
711 High Street Des Moines, IA 50392	prior thereto, Vice President, Compliance and Product
1955	Development, Principal Management Corporation.

Patrick A. Kirchner	Counsel, Principal Life.
Assistant Counsel
711 High Street, Des Moines, IA 50392
1960

Carolyn F. Kolks	Counsel, Principal Life, since 2003 and prior thereto,
Assistant Tax Counsel	Attorney.
711 High Street, Des Moines, IA 50392
1962

Layne A. Rasmussen	Vice President and Controller – Mutual Funds,
Vice President, Controller, and CFO	Principal Management Corporation.
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Vice President and Senior Securities Counsel,
Counsel	Principal Financial Group, Inc. Senior Vice President
711 High Street, Des Moines, IA 50392	and Counsel, Principal Management Corporation,
1951	Principal Funds Distributor, Inc., and Princor.
Counsel, Principal Global.

187

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Adam U. Shaikh	Counsel, Principal Life, since 2006. Prior thereto,
Assistant Counsel	practicing attorney.
711 High Street, Des Moines, IA 50392
1972

Dan Westholm	Director Treasury, Principal Life, since 2003. Prior
Assistant Treasurer	thereto, Assistant Treasurer.
711 High Street, Des Moines, IA 50392
1966

Beth Wilson	Director and Secretary - Principal Funds, Principal
Vice President and Secretary	Life, since 2007. Prior thereto, Business Manager for
711 High Street, Des Moines, IA 50392	Pella Corporation.
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated May 1, 2009 and the Statement of Additional Information dated May 1, 2009. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, at the Principal Funds website at www.principal.com, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

188

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Variable Contracts Funds, Inc. (“PVC”) approved (1) the annual review and renewal of the Management Agreement and the subadvisory agreements relating to all Accounts; (2) a subadvisory agreement related to the addition of ClearBridge Advisors, LLC (“Clearbridge”) to the LargeCap Blend Account II series; (3) an amended Management Agreement with Principal Management Corporation (“PMC”) related to the addition of the Diversified Balanced Account and the Diversified Growth Account; and (4) amended sub-advisory agreements with AllianceBernstein, LP (“AllianceBernstein”), Emerald Advisers, Inc. (“Emerald”), Essex Investment Management Company, LLC (“Essex”), Mellon Capital Management Corporation (“Mellon Capital”), T. Rowe Price Associates, Inc. (“T. Rowe”), and Westwood Management Corporation (“Westwood”).

Annual Review and Renewal of Management Agreement and Subadvisory Agreements.

At its September 14, 2009 meeting, the Board performed its annual review and renewal of the Management Agreement and the Subadvisory Agreements relating to all Accounts.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and consider the continuation of: (1) the Management Agreement as it relates to the thirty-nine (39) series of PVC (each series is referred to as an (“Account”); and (2) the subadvisory agreements between the Manager and each of Alliance Bernstein; Brown Investment Advisory Incorporated, Columbus Circle Investors (“CCI”); Edge Asset Management Inc. (“Edge”); Emerald; Essex; Jacobs Levy Equity Management, Inc.; J.P. Morgan Investment Management, Inc.; Mellon Capital; Morgan Stanley Investments LP; Principal Real Estate Investors, LLC (“PRIN”); Principal Global Investors, LLC (“PGI”); T. Rowe and Westwood (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including but not limited to the following: (i) the investment performance of each Account compared to the investment performance of a market index and a broad based industry category determined by Morningstar, (ii) a comparison of each Account’s management fee (at current asset levels and theoretical asset levels) and expense ratio (at current asset levels) to the advisory fee and expense ratio for the mutual funds in a narrow peer group and a broad-based industry category, both selected by Lipper, (iii) fee schedules applicable to the Manager’s and the Subadvisors’ other clients, (iv) the Manager’s financial results and condition, including its profitability from services it performed for each Account, (v) an analysis of the Manager’s and each Subadvisor’s allocation of the benefits of economies of scale, (vi) the Manager’s and each Subadvisor’s record of compliance with applicable laws and regulations, and with each Account’s investment policies and restrictions, and (vii) the nature and character of the services the Manager and each Subadvisor provides to each Account.

Nature, Extent and Quality of Services

With regard to the Manager, the Board considered the nature, quality and extent of services provided under the Management Agreement, including administrative services. The Board considered the experience and skills of senior management leading Account operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered the delegation of day-to-day portfolio management responsibility to the Subadvisors and the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained for the Accounts.

With regard to each Subadvisor, the Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of each Subadvisor, investment approach of each Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Account, and the resources made available to such personnel. The Board also considered each Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.

189

Investment Performance

The Board reviewed each Account’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including market indices and peer group data based upon a broad-based, industry category determined by Morningstar. For Accounts that did not have a three-year history, the Board reviewed performance for a one-year period. The Board also considered whether investment results were consistent with each Account’s investment objective(s) and policies. For most Accounts, the Board concluded that the Account’s investment returns met or exceeded acceptable levels of investment performance. There were some Accounts, or certain Subadvisors for a multi-manager Account, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. However, the Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary. Therefore, the Board concluded that the Manager’s oversight of the Subadvisors was satisfactory.

As to each Account, the Manager had advised the Board either that the investment services provided by each Subadvisor to the Account were reasonable or the Subadvisor’s longer-term track record justified continuing the contract with more in-depth monitoring. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Account either met or exceeded acceptable levels of investment performance, and was therefore satisfactory; or (ii) although the Account experienced underperformance, based upon that Account’s particular circumstances, it was in the best interests of the Account to continue to closely monitor performance and to renew the Subadvisory Agreements. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Account’s management fees. The Board received information, based on data supplied by Lipper, comparing each Account’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after fee waivers) management fee (at current asset levels), actual non-management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class 1 shares) to advisory fees and expense ratios of mutual funds in a narrow peer group independently selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”).

In assessing whether the management fees were reasonable, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total expense ratios, profitability and expense caps. For most Accounts, actual management fees and expense ratios were within the third quartile or better when compared to their Expense Group. For some Accounts, although actual management fees were higher than the third quartile, total expense ratios were within the third quartile or better. For Accounts with expense ratios within the fourth quartile, the Board requested further explanation from the Manager regarding the reasonableness of management fees. The Board considered factors related to certain Accounts with both actual management fees and total expenses higher than third quartile as compared to their Expense Group and certain other Accounts that experienced significant underperformance. For the SAM Portfolios, the Board determined that the Manager’s unique active asset allocation strategy justified higher management fees than the Accounts’ peer group and that the total expense ratios (including the expenses of the underlying Accounts) compare favorably. The Board considered that certain PVC Accounts have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees.

The Board also considered that the Manager had previously contractually agreed to reduce the management fees for five PVC

Accounts that have recently implemented the “Core Satellite” structure and that the Manager had previously agreed to reduce the management fees for the LifeTime Accounts.

With respect to the Board’s review of the expense caps in place with respect to certain Accounts, the Board considered the Manager’s proposals to extend the expense caps in place for most Accounts for an additional year, to raise the expense cap levels for certain Accounts and to let expense caps for certain other Accounts expire, based upon the individual circumstances of these Accounts. The Board also considered the Manager’s proposals to either add new expense caps or to lower the expense cap levels (thereby decreasing the effective expense ratios) applicable to certain share classes of the International SmallCap Account.

Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Account was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability and Subadvisory Fees

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Account the services described in the Management Agreement, for the year ended December 31, 2008. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, PRIN, Edge, and CCI). The Board concluded that the management fee for each Account was reasonable, taking into account the profitability percentages the Manager provided.

190

The Board considered each Account’s subadvisory fee, noting that the Manager compensates each Subadvisor from its own management fee so that Account shareholders pay only the management fee. In addition, with respect to unaffiliated subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board also received information confirming that the subadvisory fees compared favorably with the fees charged by each Subadvisor to its other clients, as well as industry data supplied by Lipper. With respect to profitability, based upon the above and other factors, the Independent Directors determined that they need not review estimated levels of profits to each unaffiliated Subadvisor in order to reach their conclusions regarding the Subadvisory Agreements. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Account and whether the Accounts benefit from any such economies of scale through breakpoints in fees. The Board also reviewed the levels at which breakpoints occurred and the amount of the reductions. The Board also considered whether the effective management fee rate for each Account under the Management Agreement is reasonable in relation to the asset size of such Account. The Board concluded that the fee schedule for each Account reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the LargeCap S&P 500 Index Account and the LifeTime Accounts series do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Accounts has a relatively low basis point fee for initial Account assets and the Board concluded that these Accounts do not generate sufficient economies of scale at their current asset sizes to justify a breakpoint at this time.

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Account and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Account under the Subadvisory Agreement is reasonable in relation to the asset size of such Account. The Board concluded that the fee schedule for each Account reflects an appropriate recognition of any economies of scale at current asset levels.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates from their relationships with the Accounts. The Board concluded that management and subadvisory fees for each Account were reasonable in light of these fall-out benefits.

The Board also considered the character and amount of other incidental benefits received by each Subadvisor. The Board considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that, taking into account these benefits, the fees charged under each Subadvisory Agreement were reasonable.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the changes proposed by the Manager, is in the best interests of each Account.

Clearbridge Subadvisory Agreement

At its September 14, 2009 meeting, the Board considered whether to approve a subadvisory agreement with Clearbridge related to the LargeCap Blend Account II series.

The Board considered the nature, quality and extent of services expected to be provided under the subadvisory agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the series, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisors for the Accounts and that the due-diligence program recommended the Subadvisor for the Account.

The Board reviewed historical composite performance of the Subadvisor as compared to its Morningstar peer group and relevant benchmark index as well as its expected performance. The Board concluded, based on this information, that investment performance was expected to be satisfactory.

191

With respect to the subadvisory fees proposed to be paid to the Subadvisor, the Board considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and the Subadvisor. The Board also compared the proposed fee schedule to that of the existing subadvisors for the Account. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Account under the proposed subadvisory agreement. The Board noted the breakpoints included in the fee schedule and concluded that it reflects an appropriate recognition of economies of scale at currently anticipated asset levels. On the basis of the information provided, the Board concluded that the proposed subadvisory fees were reasonable.

The Board determined that it need not review estimated levels of profits to the Subadvisor because, as the Board noted, the Manager will compensate the Subadvisor from its own management fees and the Manager had negotiated the subadvisory agreement at arm’slength. The Board also considered the character and amount of other incidental benefits to be received by the Subadvisor. The Board noted the Manager’s representation that the Subadvisor has a policy to use soft dollars within the Section 28(e) safe harbor.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the subadvisory agreement is fair and reasonable and that approval of the sub-advisory agreement was in the best interests of the Account.

Amended Management Agreement with Manager

At the September 14, 2009 meeting, the Board also considered whether to approve an amended and restated Management Agreement with the Manager related to the Diversified Balanced Account and the Diversified Growth Account.

The Board considered the nature, quality and extent of services to be provided under the Management Agreement, including administrative services. The Board noted that in September 2009, in connection with the renewal of management agreements for the other PVC Accounts, the Board had: (1) reviewed the services provided by the Manager to the other PVC Accounts under the Management Agreement; (2) considered the experience and skills of senior management leading Account operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager and concluded that appropriate resources were provided under the Management Agreement for the existing Accounts; (3) considered the program developed by the Manager for identifying, recommending, monitoring and replacing subadvisers for the PVC Accounts and concluded that this due diligence process was working well; and (4) considered the compliance program established by the Manager and the level of compliance attained by the Manager. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services the Manager is expected to provide to the Diversified Balanced Account and the Diversified Growth Account under the Management Agreement are satisfactory.

As the Accounts are newly created series, the Board did not review performance of the Accounts since no track records were available. The Board considered, however, the qualifications and experience of the personnel who will serve as portfolio managers, as well as the nature of the services to be provided in connection with the Accounts, which will invest in other Principal Accounts. The Board concluded, based upon this information, that investment performance was expected to be satisfactory.

The Board considered the Accounts’ management fees. The Board received information from the Manager, based on data supplied by Lipper Analytical Services, comparing the proposed management fees to advisory fees of variable annuity fund-of-funds with similar investment objectives. The Board also considered whether there are economies of scale with respect to the services to be provided to the Accounts under the Management Agreement. Although the proposed management fee schedules do not include breakpoints, the Board concluded that the fee schedules are appropriate at currently anticipated asset levels. On the basis of the information provided, the Board concluded that the proposed management fees were reasonable.

As the Accounts are a newly created series, the Board did not review information about the profitability of the Management Agreement to the Manager. The Board noted that, at least for the first year of operations, the profitability of the Accounts for the Manager was expected to be moderate due to start-up costs, based upon forecasted asset levels. The Board noted the Manager’s representation that there are no known fall-out benefits.

Based upon all of the information considered and the conclusions reached, the Independent Directors determined that the terms of the Management Agreement are fair and reasonable and that approval of the Management Agreement is in the best interests of each Account.

Amended Subadvisory Agreements

At its December 14, 2009 meeting, the Board considered whether to amend subadvisory agreements with AllianceBernstein related to the LargeCap Value Account III series, Emerald related to the SmallCap Growth Account II series, Essex related to the SmallCap Growth Account II series, Mellon Capital Management Corporation related to the SmallCap Value Account I series, T. Rowe related to the LargeCap Blend Account II and the LargeCap Growth Account I series, and Westwood related to the LargeCap Value Account II series.

192

The Board noted that the amended subadvisory agreements were the same in all material aspects as the current subadvisory agreements other than changes to certain fee schedules limiting the fees the subadvisors are paid on cash and cash equivalents held in the portfolio of the listed Accounts. As part of its consideration of the amendments, the Board noted that it approved the continuation of the subadvisory agreements for these subadvisors at its September 2009 meeting. In approving the amendments, the Board determined that, given its previous consideration of the subadvisory agreements, it was not necessary to reconsider all of the factors it considered at its September 2009 meeting. The Board found that the change in each of the subadvisory fees would not reduce the quality or quantity of the services the subadvisors provide to the Accounts and that the subadvisors’ obligations under the subadvisory agreements would remain the same in all material respects.

193

SHAREHOLDER MEETING RESULTS

Special Meeting of Shareholders

Principal Variable Contracts Funds, Inc. – MidCap Stock Account Held October 19, 2009

1.	Approval of a Plan of Reorganization providing for the reorganization of the MidCap Stock Account into the MidCap Blend Account:

In Favor	Opposed	Abstain
6,357,615.672	126,469.058	424,025.372

194

FEDERAL INCOME TAX INFORMATION PRINCIPAL VARIABLE CONTRACTS FUNDS,INC. December 31, 2009 (unaudited)

Long Term Capital Gain Dividends. Certain of the Accounts distributed long term capital gain dividends during the fiscal year ended December 31, 2009. Details of designated long term capital gain dividends for federal income tax purposes are shown in the notes to financial statements.

Dividends Received Deduction. For corporate shareholders, the percentage of ordinary income distributions (dividend income and short-term gains, if any) for the year ended December 31, 2009, that qualifies for the dividends received deduction is as follows:

	Deductible		Deductible
	Percentage		Percentage
Equity Income Account	86.78%	SAM Balanced Portfolio	15.47%
LargeCap Blend Account II	100.00	SAM Conservative Balanced Portfolio	9.81
LargeCap Growth Account	100.00	SAM Conservative Growth Portfolio	24.00
MidCap Blend Account	99.64	SAM Flexible Income Portfolio	5.71
Principal Capital Appreciation Account	100.00	SAM Strategic Growth Portfolio	33.47
Real Estate Securities Account	0.09	SmallCap Value Account I	100.00

Foreign Taxes Paid. The following Account elects under the Internal Revenue Code Section 853 to pass through foreign taxes paid to its shareholders. The information below summarizes the portion of ordinary income dividends that was derived from foreign sources and the total amount of foreign taxes passed through to shareholders for the year ended December 31, 2009.

	Foreign	Foreign Taxes
	Source Income	Per Share
Diversified International Account	90.93%	$0.0254

195

This report must be preceded or accompanied by a current prospectus for the Principal Variable Contracts Funds, Inc.

WE’LL GIVE YOU AN EDGE® principalfunds.com

Principal Variable Contracts Funds, Inc. is distributed by Principal Funds Distributor, Inc., member of the Principal Financial Group®. Principal Funds Distributor, Principal Shareholder Services, Principal Management Corporation and its affiliates, Principal Funds, Inc., and Principal Variable Contracts Funds, Inc. are collectively referred to as Principal Funds.

MM1290B-02 | ©2010 Principal Financial Services, Inc. | 02/2010 | #t100215001c

STATEMENTS OF ASSETS AND LIABILITIES
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
December 31, 2009

.
Diversified
		Balanced	Diversified
Amounts in thousands, except per share amounts		Account	Growth Account
Assets
Receivables:
Fund shares sold		$ 10	$ 10
	Total Assets	10	10
Liabilities
	Total Liabilities	–	–
Net Assets Applicable to Outstanding Shares		$ 10	$ 10

Net Assets Consist of:
Capital Shares and additional paid-in-capital		$ 10	$ 10
Undistributed net investment income (loss)		–	–
Undistributed net realized gain (loss)		–	–
Net unrealized appreciation (depreciation) of investments		–	–
	Total Net Assets	$ 10	$ 10
Capital Stock (par value: $.01 a share):
Shares authorized		5,000	5,000
Net Asset Value Per Share:
Class 2: Net Assets		$ 10	$ 10
Shares issued and outstanding		1	1
Net Asset Value per share		$ 10.00	$ 10.00

See accompanying notes.

1

STATEMENTS OF OPERATIONS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.
Period Ended December 31, 2009

Diversified
	Balanced		Diversified
Amounts in thousands	Account(b)		Growth Account(b)
Net Investment Income (Loss)
Total Income	$ –		$ –
Total Expenses(a)		–	–
Net Investment Income (Loss)		–	–

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from Investments		–	–
Change in unrealized appreciation/depreciation of Investments		–	–
Net Realized and Unrealized Gain (Loss) on Investments		–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	$ –		$ –

(a)	Expenses incurred during the period ended December 31, 2009 were less than $500.
(b)	Period from December 30, 2009, date operations commenced, through December 31, 2009.

See accompanying notes.

2

STATEMENTS OF CHANGES IN NET ASSETS
PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

	Diversified	Diversified
	Balanced	Growth
Amounts in thousands	Account	Account
	Period Ended	Period Ended
	December 31,	December 31,
	2009(a)	2009(a)
Operations
Net investment income (loss)	$ –	$ –
Net realized gain (loss) on investments	–	–
Change in unrealized appreciation/depreciation of investments	–	–
Net Increase (Decrease) in Net Assets Resulting from Operations	–	–

Capital Share Transactions
Shares sold:
Class 2	10	10
Net Increase in Net Assets from Capital Share Transactions	10	10
Total Increase (Decrease)	10	10

Net Assets
Beginning of period	–	–
End of period (including undistributed net investment income as set forth below)	$ 10	$ 10

Increase (Decrease) in Capital Shares
Shares sold:
Class 2	1	1
Net Increase (Decrease)	1	1

(a)	Period from December 30, 2009, date operations commenced, through December 31, 2009.

See accompanying notes.

3

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2009

1. Organization

Principal Variable Contracts Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and operates as a series fund in the mutual fund industry. At December 31, 2009, the Fund consists of 40 accounts. The financial statements for Diversified Balanced Account and Diversified Growth Account, known as the “Accounts”, are presented herein.

Effective December 30, 2009, the initial purchase of $10,000 of Class 2 shares of Diversified Balanced Account and Diversified Growth Account were made by Principal Management Corporation (the "Manager").

2. Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

Security Valuation. The Accounts invest in combinations of other series of Principal Variable Contracts Funds, Inc. and Principal Funds, Inc. (the “Underlying Funds”). Investments in the Underlying Funds are valued at the closing net asset value per share of each Underlying Fund on the day of valuation.

Income and Investment Transactions. The Accounts record investment transactions on a trade date basis. The identified cost basis has been used in determining the net realized gain or loss from investment transactions and unrealized appreciation or depreciation of investments. The Accounts record dividend income on the ex-dividend date.

Expenses. Expenses directly attributed to an Account are charged to that Account. Other Account expenses not directly attributed to an Account are apportioned among the registered investment companies managed by the Manager.

In addition to the expenses that each Account bears directly, each of the Accounts indirectly bears a pro rata share of the fees and expenses of the Underlying Funds in which they invest. Because the Underlying Funds have varied expense levels and each of the Accounts may own different proportions of Underlying Funds at different times, the amount of expense incurred indirectly by each of the Accounts will vary. Expenses included in the statements of operations of the Accounts reflect the expenses of each Account and do not include any expenses associated with the Underlying Funds.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders of the other accounts are recorded on the ex-dividend date. Dividends and distributions to shareholders from net investment income and net realized gain from investments and foreign currency transactions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, expiring capital loss carry forwards, returns of capital, consent distributions, and losses deferred due to wash sales. Permanent book and tax basis differences are reclassified within the capital accounts based on federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed current and accumulated earnings and profits for federal income tax purposes are reported as return of capital distributions.

Federal Income Taxes. No provision for federal income taxes is considered necessary because each account is qualified as a “regulated investment company” under the Internal Revenue Code and intends to distribute each year substantially all of its net investment income and realized capital gains to shareholders.

The Accounts evaluate tax positions taken or expected to be taken in the course of preparing the Accounts’ tax returns to determine whether it is “more likely than not” that each tax position would be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. During the period ended December 31, 2009, the Accounts did not record any such tax benefit or expense in the accompanying financial statements. The statute of limitations remains open to examine the Accounts’ U.S. tax returns filed for the fiscal year 2009. No examinations are in progress or anticipated at this time.

Subsequent Events. Management has evaluated events or transactions that may have occurred since December 31, 2009, that would merit recognition or disclosure in the financial statements. This evaluation was completed through February 17, 2010, the date the financial statements were issued.

4

NOTES TO FINANCIAL STATEMENTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2009

3. Operating Policies

Indemnification. Under the Fund’s by-laws, present and past officers, directors and employees are indemnified against certain liabilities arising out of the performance of their duties. In addition, in the normal course of business, the Fund may enter into a variety of contracts that may contain representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

4. Management Agreement and Transactions with Affiliates

Management Services. The Fund has agreed to pay investment advisory and management fees to the Manager (wholly owned by Principal Financial Services, Inc.) computed at an annual percentage rate of each account’s average daily net assets. The annual rate paid by each Account is 0.05% of each Accounts’ average daily net assets.

The Manager has voluntarily agreed to limit the expenses (excluding interest the Accounts incur in connection with investments they make) for each of the Accounts. The reductions and reimbursements are in amounts that maintain total operating expenses at or below 0.31%. The expense limit may be terminated at any time.

Distribution and Shareholder Servicing Fees. Class 2 shares of the Accounts bear distribution fees. The fee is computed at an annual rate of the average daily net assets attributable to Class 2 shares of each of the Accounts. Distribution fees are paid to Principal Funds Distributor, Inc., the principal underwriter, a portion may be paid to other selling dealers for providing certain services. The annual rate for Class 2 shares is .25%.

Affiliated Ownership. At December 31, 2009, Principal Life Insurance Company (an affiliate of the Manager) and/or one or more separate accounts sponsored by Principal Life Insurance Company owned shares of the Accounts as follows (amounts in thousands):

	Class 2		Class 2
Diversified Balanced Account	1	Diversified Growth Account	1

5

FINANCIAL HIGHLIGHTS PRINCIPAL VARIABLE CONTRACTS FUNDS, INC.

Selected data for a share of Capital Stock outstanding throughout each year ended December 31 (except as noted):

2009(a)
Diversified Balanced Account
Class 2 shares
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (Loss)(b)	–
Total From Investment Operations	–
Net Asset Value, End of Period	$10.00

Total Return(c)	0.00%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10
Ratio of Expenses to Average Net Assets	0.31%(e)
Ratio of Gross Expenses to Average Net Assets	107.09%(e),(f)
Ratio of Net Investment Income to Average Net Assets	(0.31)%(e)
Portfolio Turnover Rate	0.0%(e)

2009(a)
Diversified Growth Account
Class 2 shares
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income (Loss)(b)	–
Total From Investment Operations	–
Net Asset Value, End of Period	$10.00

Total Return(c)	0.00%(d)
Ratio/Supplemental Data:
Net Assets, End of Period (in thousands)	$10
Ratio of Expenses to Average Net Assets	0.31%(e)
Ratio of Gross Expenses to Average Net Assets	181.70%(e),(f)
Ratio of Net Investment Income to Average Net Assets	(0.31)%(e)
Portfolio Turnover Rate	0.0%(e)

(a)	Period from December 30, 2009, date operations commenced, through December 31, 2009.
(b)	Calculated based on average shares outstanding during the period.
(c)	Total return does not reflect charges attributable to separate accounts. Inclusion of these charges would reduce the amounts shown.
(d)	Total return amounts have not been annualized.
(e)	Computed on an annualized basis.
(f)	Excludes expense reimbursement from Manager.

See accompanying notes.

6

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders Principal Variable Contracts Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Diversified Balanced Account and Diversified Growth Account, (2 of 40 portfolios constituting the Principal Variable Contracts Funds, Inc. (collectively the “Funds”)) as of December 31, 2009, and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from December 30, 2009 (commencement of operation) to December 31, 2009. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).

Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the funds listed above constituting the portfolios within Principal Variable Contracts Funds, Inc. at December 31, 2009, the results of their operations, the changes in their net assets, and their financial highlights for the period from December 30, 2009 (commencement of operation) to December 31, 2009, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois February 17, 2010

7

SHAREHOLDER EXPENSE EXAMPLE PRINCIPAL VARIABLE CONTRACTS FUNDS, INC. December 31, 2009 (unaudited)

As a shareholder of Principal Variable Contracts Funds, Inc. you incur ongoing costs, including management fees; distribution fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Principal Variable Contracts Funds, Inc. and to compare these costs with the ongoing costs of investing in other mutual funds. As a shareholder of Diversified Balanced Account and Diversified Growth Account, your fund will indirectly bear its pro rata share of the expenses incurred by the investment companies in which the fund invests. These expenses are not included in the fund’s annualized expense ratio used to calculate the expenses paid in this example. If they were, the expenses paid would be higher. Expenses shown below and on the following pages do not account for fees, expenses and charges of any variable insurance contract or retirement plan. If these fees had been reflected, expenses would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2009 to December 31, 2009).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each accounts’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the account’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in Principal Variable Contracts Funds, Inc. and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

			Expenses Paid
		Ending	During Period
	Beginning Account	Account Value	July 1, 2009	Annualized
	Value July 1, 2009	December 31, 2009	to December 31, 2009(a)	Expense Ratio
Diversified Balanced Account Class 2
Actual	$1,000.00	$1,000.00	$0.01	0.31%
Hypothetical	1,000.00	1,023.64	1.58	0.31
Diversified Growth Account Class 2
Actual	1,000.00	1,000.00	0.01	0.31
Hypothetical	1,000.00	1,023.64	1.58	0.31

(a) Expenses are equal to a fund's annualized expense ratio multiplied by the average account value over the period (December 30, 2009 to December 31, 2009), multiplied by 1/365 (to reflect the period since inception).

8

FUND DIRECTORS AND OFFICERS

Under Maryland law, a Board of Directors oversees the Fund. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Fund. Each director also has the same position with Principal Funds, Inc. which is also sponsored by Principal Life Insurance Company. Each director holds office for an indefinite term. Directors considered to be “interested persons” as defined in the Investment Company Act of 1940, as amended, as shown below are considered to be interested because of an affiliation with the Manager and Principal Life Insurance Company.

The following directors are considered not to be “interested persons” as defined in the 1940 Act

		Number of
		Portfolios in Fund
		Complex	Other
Name, Position Held with the Fund,	Principal Occupation(s)	Overseen by	Directorships
Address*, and Year of Birth	During past 5 years	Director	Held by Director**
Elizabeth Ballantine	Principal, EBA Associates	106	The McClatchy
Director since 2004			Company
Member, Nominating and Governance
Committee
1948

Kristianne Blake	President, Kristianne Gates Blake,	106	Avista Corporation;
Director since 2007	P.S.		Russell Investment
Member, Operations Committee			Company; Russell
1954			Investment Funds

Craig Damos	CEO/President, Vertical Growth	106	None
Director since 2008	Officer, and CFO, The Weitz
Member, Operations Committee	Company
1954

Richard W. Gilbert	President, Gilbert Communications,	106	Calamos Asset
Director since 1985	Inc.		Management, Inc.
Member, Nominating and Governance
Committee
Member, Executive Committee
1940

Mark A. Grimmett	Executive Vice President and CFO,	106	None
Director since 2004	Merle Norman Cosmetics, Inc.
Member, Audit Committee
1960

Fritz S. Hirsch	President and CEO, Sassy, Inc.	106	None
Director since 2005
Member, Audit Committee
1951

William C. Kimball	Retired. Formerly Chairman and	106	Casey’s General Stores,
Director since 1999	CEO, Medicap Pharmacies, Inc.		Inc.
Member, Nominating and Governance
Committee
1947

Barbara A. Lukavsky	President and CEO, Barbican	106	None
Director since 1987	Enterprises, Inc.
Member, Nominating and Governance
Committee
1940

Daniel Pavelich	Retired. Formerly, Chairman and	106	Catalytic Inc.; Vaagen
Director since 2007	CEO of BDO Seidman.		Bros. Lumber, Inc.
Member, Audit Committee
1944

9

The following directors are considered to be “interested persons” as defined in the 1940 Act, as amended, because of an affiliation with the Manager and Principal Life.

Ralph C. Eucher	Chairman and Director, Principal	106	None
Director, Chairman and CEO	Management Corporation, since 1999.
Member, Executive Committee	Director, Principal Funds Distributor,
1952	Inc. since 2007. Director, Princor
since 1999. President, Princor 1999-
2005. Senior Vice President, Principal
Life, since 2002. Prior thereto, Vice
President.

Nora M. Everett	President since 2008. Senior Vice	106	None
Director, President	President and Deputy General
Member, Executive Committee	Counsel, Principal Financial Group,
1959	Inc. 2004-2008. Vice President and
Counsel, Principal Financial Group,
Inc. 2001-2004.

William G. Papesh	Retired December 2007. Prior thereto,	106	None
Director	President and Director of Edge Asset
Member, Operations Committee	Management, Inc. since 2007;
1943	President and CEO of WM Group of
Funds 1987-2006.

*Correspondence intended for each Director who is other than an Interested Director may be sent to 711 High Street, Des Moines, IA 50392.

**Directorships of any company registered pursuant to Section 12 of the Securities Exchange Act or subject to the requirements of Section 15(d) of the Securities Exchange Act or any other mutual fund.

The following table presents officers of the Funds.

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Craig L. Bassett	Vice President and Treasurer, Principal Life.
Treasurer
711 High Street, Des Moines, IA 50392
1952

Michael J. Beer	Executive Vice President and Chief Operating
Executive Vice President	Officer, Principal Management Corporation.
711 High Street, Des Moines, IA 50392	Executive Vice President, Principal Funds
1961	Distributor, Inc., since 2007. President, Princor, since
2005.

Randy L. Bergstrom	Counsel, Principal Life.
Assistant Tax Counsel
711 High Street, Des Moines, IA 50392
1955

10

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
David J. Brown	Vice President, Product & Distribution Compliance,
Chief Compliance Officer	Principal Life. Senior Vice President, Principal
711 High Street, Des Moines, IA 50392	Management Corporation since 2004. Senior Vice
1960	President, Principal Funds Distributor, Inc., since
2007. Second Vice President, Princor, since 2003,
and prior thereto, Vice President, Principal
Management Corporation and Princor.

Jill R. Brown	Second Vice President, Principal Financial Group and
Senior Vice President	Senior Vice President, Principal Management
1100 Investment Blvd, ste 200	Corporation and Princor, since 2006. Chief Financial
El Dorado Hills, CA 95762	Officer, Princor since 2003. Vice President, Princor
1967	2003-2006. Senior Vice President and Chief Financial
Officer, Principal Funds Distributor, Inc., since 2007.
Prior thereto, Assistant Financial Controller, Principal
Life.

Cary Fuchs	President, Principal Funds Distributor, since 2007;
Senior Vice President of Distribution	Director of Mutual Fund Operations, Principal
1100 Investment Blvd, ste 200	Shareholder Services, since 2005; prior thereto,
El Dorado Hills, CA 95762	Divisional Vice President Boston Financial Data
1957	Services.

Steve Gallaher	Second Vice President and Counsel, Principal Life
Assistant Counsel	since 2006. Self-Employed Writer in 2005. 2004 and
711 High Street Des Moines, IA 50392	prior thereto Senior Vice President and Counsel of
1955	Principal Residential Mortgage, Inc.

Ernie H. Gillum	Vice President and Chief Compliance Officer,
Vice President, Assistant Secretary	Principal Management Corporation, since 2004, and
711 High Street Des Moines, IA 50392	prior thereto, Vice President, Compliance and Product
1955	Development, Principal Management Corporation.

Patrick A. Kirchner	Counsel, Principal Life.
Assistant Counsel
711 High Street, Des Moines, IA 50392
1960

Carolyn F. Kolks	Counsel, Principal Life, since 2003 and prior thereto,
Assistant Tax Counsel	Attorney.
711 High Street, Des Moines, IA 50392
1962

Layne A. Rasmussen	Vice President and Controller – Mutual Funds,
Vice President, Controller, and CFO	Principal Management Corporation.
711 High Street, Des Moines, IA 50392
1958

Michael D. Roughton	Vice President and Senior Securities Counsel,
Counsel	Principal Financial Group, Inc. Senior Vice President
711 High Street, Des Moines, IA 50392	and Counsel, Principal Management Corporation,
1951	Principal Funds Distributor, Inc., and Princor.
Counsel, Principal Global.

11

Name, Position Held with the Fund,	Principal Occupation(s)
Address, and Year of Birth	During past 5 years
Adam U. Shaikh	Counsel, Principal Life, since 2006. Prior thereto,
Assistant Counsel	practicing attorney.
711 High Street, Des Moines, IA 50392
1972

Dan Westholm	Director Treasury, Principal Life, since 2003. Prior
Assistant Treasurer	thereto, Assistant Treasurer.
711 High Street, Des Moines, IA 50392
1966

Beth Wilson	Director and Secretary - Principal Funds, Principal
Vice President and Secretary	Life, since 2007. Prior thereto, Business Manager for
711 High Street, Des Moines, IA 50392	Pella Corporation.
1956

The Audit Committee selects the independent auditors for the Fund and oversees the activities of the independent auditors as well as the internal auditors. The committee also receives reports about accounting and financial matters affecting the Fund.

The Executive Committee is selected by the Board. It may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.

The Nominating and Governance Committee selects and nominates all candidates who are not “interested persons” of the fund for election to the Board. The committee also oversees the structure and efficiency of the Board of Directors and the committees the Board establishes, and the activities of the Funds’ Chief Compliance Officer.

The Operations Committee oversees the provision of administrative and distribution services to the Funds, communications with the Funds’ shareholders, and provides review and oversight of the Funds’ operations.

Additional information about the Fund is available in the Prospectuses dated May 1, 2009 and the Statement of Additional Information dated May 1, 2009. These documents may be obtained free of charge by writing or telephoning Principal Funds Distributor, Inc., P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-222-5852.

PROXY VOTING POLICIES

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities and the results of the proxy votes for the most recent twelve months ended June 30 may be obtained free of charge by telephoning Principal Funds Distributor, Inc., at 1-800-222-5852, at the Principal Funds website at www.principal.com, or at www.sec.gov.

SCHEDULES OF INVESTMENTS

The Fund files complete schedules of investments with the Securities and Exchange Commission as of March 31 and September 30 of each year on Form N-Q. The Fund’s Form N-Q can be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. or on the Commission’s website at www.sec.gov. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330.

12

BOARD CONSIDERATION OF INVESTMENT ADVISORY CONTRACTS

During the period covered by this report, the Board of Directors of Principal Variable Contracts Funds, Inc. (“PVC”) approved (1) the annual review and renewal of the Management Agreement and the subadvisory agreements relating to all Accounts; (2) a subadvisory agreement related to the addition of ClearBridge Advisors, LLC (“Clearbridge”) to the LargeCap Blend Account II series; (3) an amended Management Agreement with Principal Management Corporation (“PMC”) related to the addition of the Diversified Balanced Account and the Diversified Growth Account; and (4) amended sub-advisory agreements with AllianceBernstein, LP (“AllianceBernstein”), Emerald Advisers, Inc. (“Emerald”), Essex Investment Management Company, LLC (“Essex”), Mellon Capital Management Corporation (“Mellon Capital”), T. Rowe Price Associates, Inc. (“T. Rowe”), and Westwood Management Corporation (“Westwood”).

Annual Review and Renewal of Management Agreement and Subadvisory Agreements.

At its September 14, 2009 meeting, the Board performed its annual review and renewal of the Management Agreement and the Subadvisory Agreements relating to all Accounts.

Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”) requires the Board, including a majority of the Directors who have no direct or indirect interest in the investment advisory agreements and are not “interested persons” of PFI, as defined in the 1940 Act (the “Independent Directors”), annually to review and consider the continuation of: (1) the Management Agreement as it relates to the thirty-nine (39) series of PVC (each series is referred to as an (“Account”); and (2) the subadvisory agreements between the Manager and each of Alliance Bernstein; Brown Investment Advisory Incorporated, Columbus Circle Investors (“CCI”); Edge Asset Management Inc. (“Edge”); Emerald; Essex; Jacobs Levy Equity Management, Inc.; J.P. Morgan Investment Management, Inc.; Mellon Capital; Morgan Stanley Investments LP; Principal Real Estate Investors, LLC (“PRIN”); Principal Global Investors, LLC (“PGI”); T. Rowe and Westwood (collectively, the “Subadvisors”). The Management Agreement and the Subadvisory Agreements are collectively referred to as the “Advisory Agreements.”

The Board, including the Independent Directors, considered the factors and reached the conclusions described below relating to the continuation of the Advisory Agreements. In evaluating the Advisory Agreements, the Board, including Independent Directors, reviewed a broad range of information requested for this purpose by the Independent Directors, including but not limited to the following: (i) the investment performance of each Account compared to the investment performance of a market index and a broad based industry category determined by Morningstar, (ii) a comparison of each Account’s management fee (at current asset levels and theoretical asset levels) and expense ratio (at current asset levels) to the advisory fee and expense ratio for the mutual funds in a narrow peer group and a broad-based industry category, both selected by Lipper, (iii) fee schedules applicable to the Manager’s and the Subadvisors’ other clients, (iv) the Manager’s financial results and condition, including its profitability from services it performed for each Account, (v) an analysis of the Manager’s and each Subadvisor’s allocation of the benefits of economies of scale, (vi) the Manager’s and each Subadvisor’s record of compliance with applicable laws and regulations, and with each Account’s investment policies and restrictions, and (vii) the nature and character of the services the Manager and each Subadvisor provides to each Account.

Nature, Extent and Quality of Services

With regard to the Manager, the Board considered the nature, quality and extent of services provided under the Management Agreement, including administrative services. The Board considered the experience and skills of senior management leading Account operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager. The Board concluded that appropriate resources were provided under the Management Agreement. The Board also considered the delegation of day-to-day portfolio management responsibility to the Subadvisors and the due diligence program developed by the Manager for identifying, recommending, monitoring and replacing Subadvisors. The Board concluded that this due diligence process was working well. The Board also considered the compliance program established by the Manager and the level of compliance attained for the Accounts.

With regard to each Subadvisor, the Board considered the nature, quality and extent of services provided under each Subadvisory Agreement. The Board considered the reputation, qualifications and background of each Subadvisor, investment approach of each Subadvisor, the experience and skills of investment personnel responsible for the day-to-day management of each Account, and the resources made available to such personnel. The Board also considered each Subadvisors’ compliance with investment policies and general legal compliance. In addition, the Board considered the analysis provided under the Manager’s due-diligence program, which resulted in the Manager recommending that each Subadvisory Agreement be continued.

13

Investment Performance

The Board reviewed each Account’s investment performance over longer-term periods (both for a blended three- and five-year period and for a three-year period), and compared those returns to various agreed-upon performance measures, including market indices and peer group data based upon a broad-based, industry category determined by Morningstar. For Accounts that did not have a three-year history, the Board reviewed performance for a one-year period. The Board also considered whether investment results were consistent with each Account’s investment objective(s) and policies. For most Accounts, the Board concluded that the Account’s investment returns met or exceeded acceptable levels of investment performance. There were some Accounts, or certain Subadvisors for a multi-manager Account, that had not attained during the relevant period a level of investment performance considered satisfactory by the Board. However, the Board concluded that the Manager has in place an effective due diligence process to monitor investment performance, to encourage remedial action and to make changes in the Subadvisor at the appropriate time, if necessary. Therefore, the Board concluded that the Manager’s oversight of the Subadvisors was satisfactory.

As to each Account, the Manager had advised the Board either that the investment services provided by each Subadvisor to the Account were reasonable or the Subadvisor’s longer-term track record justified continuing the contract with more in-depth monitoring. Based upon all relevant factors, the Board concluded that either: (i) the investment performance of each Account either met or exceeded acceptable levels of investment performance, and was therefore satisfactory; or (ii) although the Account experienced underperformance, based upon that Account’s particular circumstances, it was in the best interests of the Account to continue to closely monitor performance and to renew the Subadvisory Agreements. In each case involving underperformance, the Board concluded that the Manager was providing effective monitoring.

Investment Management Fees

The Board considered each Account’s management fees. The Board received information, based on data supplied by Lipper, comparing each Account’s contractual management fee (at current asset levels and at theoretical asset levels), actual (after fee waivers) management fee (at current asset levels), actual non-management fees (at current asset levels) and actual total expense ratio (at current asset levels for Class 1 shares) to advisory fees and expense ratios of mutual funds in a narrow peer group independently selected by Lipper (“Expense Group”) and a broad-based, industry category defined by Lipper (“Expense Universe”).

In assessing whether the management fees were reasonable, the Board considered a variety of factors, including the amount of the fees, breakpoints, comparison to fees of peer group funds and to other funds managed by the Manager, subadvisory fees paid, services provided, investment performance, total expense ratios, profitability and expense caps. For most Accounts, actual management fees and expense ratios were within the third quartile or better when compared to their Expense Group. For some Accounts, although actual management fees were higher than the third quartile, total expense ratios were within the third quartile or better. For Accounts with expense ratios within the fourth quartile, the Board requested further explanation from the Manager regarding the reasonableness of management fees. The Board considered factors related to certain Accounts with both actual management fees and total expenses higher than third quartile as compared to their Expense Group and certain other Accounts that experienced significant underperformance. For the SAM Portfolios, the Board determined that the Manager’s unique active asset allocation strategy justified higher management fees than the Accounts’ peer group and that the total expense ratios (including the expenses of the underlying Accounts) compare favorably. The Board considered that certain PVC Accounts have different management fees from certain other comparable funds managed by the Manager and noted the reasons cited by the Manager for the differing fees.

The Board also considered that the Manager had previously contractually agreed to reduce the management fees for five PVC Accounts that have recently implemented the “Core Satellite” structure and that the Manager had previously agreed to reduce the management fees for the LifeTime Accounts.

With respect to the Board’s review of the expense caps in place with respect to certain Accounts, the Board considered the Manager’s proposals to extend the expense caps in place for most Accounts for an additional year, to raise the expense cap levels for certain Accounts and to let expense caps for certain other Accounts expire, based upon the individual circumstances of these Accounts. The Board also considered the Manager’s proposals to either add new expense caps or to lower the expense cap levels (thereby decreasing the effective expense ratios) applicable to certain share classes of the International SmallCap Account.

Considering all factors it deemed relevant, the Board concluded that the management fee schedule for each Account was reasonable and appropriate in light of the nature and quality of services provided by the Manager and other relevant factors.

Profitability and Subadvisory Fees

The Board reviewed detailed information regarding revenues the Manager receives under the Management Agreement, as well as the estimated direct and indirect costs the Manager incurs in providing to each Account the services described in the Management Agreement, for the year ended December 31, 2008. The Board also considered the returns on revenue generated in connection with the payment of subadvisory fees to affiliated Subadvisors (PGI, PRIN, Edge, and CCI). The Board concluded that the management fee for each Account was reasonable, taking into account the profitability percentages the Manager provided.

14

The Board considered each Account’s subadvisory fee, noting that the Manager compensates each Subadvisor from its own management fee so that Account shareholders pay only the management fee. In addition, with respect to unaffiliated subadvisors, the Board considered that the subadvisory fee rate was negotiated at arm’s-length between the Manager and each Subadvisor. The Board also received information confirming that the subadvisory fees compared favorably with the fees charged by each Subadvisor to its other clients, as well as industry data supplied by Lipper. With respect to profitability, based upon the above and other factors, the Independent Directors determined that they need not review estimated levels of profits to each unaffiliated Subadvisor in order to reach their conclusions regarding the Subadvisory Agreements. The Board considered the profitability of the affiliated Subadvisors in conjunction with their review of the profitability of the Manager.

Economies of Scale

The Board considered whether there are economies of scale with respect to the management of each Account and whether the Accounts benefit from any such economies of scale through breakpoints in fees. The Board also reviewed the levels at which breakpoints occurred and the amount of the reductions. The Board also considered whether the effective management fee rate for each Account under the Management Agreement is reasonable in relation to the asset size of such Account. The Board concluded that the fee schedule for each Account reflects an appropriate level of sharing of any economies of scale.

The Board noted that the management fees for the LargeCap S&P 500 Index Account and the LifeTime Accounts series do not include breakpoints. Although their management fee schedules do not contain breakpoints, the Board noted that each of these Accounts has a relatively low basis point fee for initial Account assets and the Board concluded that these Accounts do not generate sufficient economies of scale at their current asset sizes to justify a breakpoint at this time.

The Board considered whether there are economies of scale with respect to the subadvisory services provided to each Account and, if so, whether the subadvisory fees reflect such economies of scale through breakpoints in fees. The Board also considered whether the effective subadvisory fee rate for each Account under the Subadvisory Agreement is reasonable in relation to the asset size of such Account. The Board concluded that the fee schedule for each Account reflects an appropriate recognition of any economies of scale at current asset levels.

Other Benefits to the Manager and Subadvisors

The Board also considered the character and amount of other incidental benefits received by the Manager and its affiliates from their relationships with the Accounts. The Board concluded that management and subadvisory fees for each Account were reasonable in light of these fall-out benefits.

The Board also considered the character and amount of other incidental benefits received by each Subadvisor. The Board considered as a part of this analysis each Subadvisor’s soft dollar practices and brokerage practices. The Board concluded that, taking into account these benefits, the fees charged under each Subadvisory Agreement were reasonable.

Overall Conclusions

Based upon all of the information it considered and the conclusions it reached, the Board determined unanimously that the terms of each Advisory Agreement continue to be fair and reasonable and that the continuation of each Advisory Agreement, with the changes proposed by the Manager, is in the best interests of each Account.

Clearbridge Subadvisory Agreement

At its September 14, 2009 meeting, the Board considered whether to approve a subadvisory agreement with Clearbridge related to the LargeCap Blend Account II series.

The Board considered the nature, quality and extent of services expected to be provided under the subadvisory agreement. The Board considered the reputation, qualifications and background of the Subadvisor, investment approach of the Subadvisor, the experience and skills of the Subadvisor’s investment personnel who would be responsible for the day-to-day management of the series, and the resources made available to such personnel. In addition, the Board considered the Manager’s program for identifying, recommending, monitoring and replacing subadvisors for the Accounts and that the due-diligence program recommended the Subadvisor for the Account.

The Board reviewed historical composite performance of the Subadvisor as compared to its Morningstar peer group and relevant benchmark index as well as its expected performance. The Board concluded, based on this information, that investment performance was expected to be satisfactory.

15

With respect to the subadvisory fees proposed to be paid to the Subadvisor, the Board considered that the subadvisory fee rate was negotiated at arm’s length between the Manager and the Subadvisor. The Board also compared the proposed fee schedule to that of the existing subadvisors for the Account. The Board considered whether there are economies of scale with respect to the subadvisory services to be provided to the Account under the proposed subadvisory agreement. The Board noted the breakpoints included in the fee schedule and concluded that it reflects an appropriate recognition of economies of scale at currently anticipated asset levels. On the basis of the information provided, the Board concluded that the proposed subadvisory fees were reasonable.

The Board determined that it need not review estimated levels of profits to the Subadvisor because, as the Board noted, the Manager will compensate the Subadvisor from its own management fees and the Manager had negotiated the subadvisory agreement at arm’slength. The Board also considered the character and amount of other incidental benefits to be received by the Subadvisor. The Board noted the Manager’s representation that the Subadvisor has a policy to use soft dollars within the Section 28(e) safe harbor.

Based upon all of the information considered and the conclusions reached, the Board determined that the terms of the subadvisory agreement is fair and reasonable and that approval of the sub-advisory agreement was in the best interests of the Account.

Amended Management Agreement with Manager

At the September 14, 2009 meeting, the Board also considered whether to approve an amended and restated Management Agreement with the Manager related to the Diversified Balanced Account and the Diversified Growth Account.

The Board considered the nature, quality and extent of services to be provided under the Management Agreement, including administrative services. The Board noted that in September 2009, in connection with the renewal of management agreements for the other PVC Accounts, the Board had: (1) reviewed the services provided by the Manager to the other PVC Accounts under the Management Agreement; (2) considered the experience and skills of senior management leading Account operations, the experience and skills of the personnel performing the functions under the Management Agreement and the resources made available to such personnel, the ability of the Manager to attract and retain high-quality personnel, and the organizational depth and stability of the Manager and concluded that appropriate resources were provided under the Management Agreement for the existing Accounts; (3) considered the program developed by the Manager for identifying, recommending, monitoring and replacing subadvisers for the PVC Accounts and concluded that this due diligence process was working well; and (4) considered the compliance program established by the Manager and the level of compliance attained by the Manager. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services the Manager is expected to provide to the Diversified Balanced Account and the Diversified Growth Account under the Management Agreement are satisfactory.

As the Accounts are newly created series, the Board did not review performance of the Accounts since no track records were available. The Board considered, however, the qualifications and experience of the personnel who will serve as portfolio managers, as well as the nature of the services to be provided in connection with the Accounts, which will invest in other Principal Accounts. The Board concluded, based upon this information, that investment performance was expected to be satisfactory.

The Board considered the Accounts’ management fees. The Board received information from the Manager, based on data supplied by Lipper Analytical Services, comparing the proposed management fees to advisory fees of variable annuity fund-of-funds with similar investment objectives. The Board also considered whether there are economies of scale with respect to the services to be provided to the Accounts under the Management Agreement. Although the proposed management fee schedules do not include breakpoints, the Board concluded that the fee schedules are appropriate at currently anticipated asset levels. On the basis of the information provided, the Board concluded that the proposed management fees were reasonable.

As the Accounts are a newly created series, the Board did not review information about the profitability of the Management Agreement to the Manager. The Board noted that, at least for the first year of operations, the profitability of the Accounts for the Manager was expected to be moderate due to start-up costs, based upon forecasted asset levels. The Board noted the Manager’s representation that there are no known fall-out benefits.

Based upon all of the information considered and the conclusions reached, the Independent Directors determined that the terms of the Management Agreement are fair and reasonable and that approval of the Management Agreement is in the best interests of each Account.

Amended Subadvisory Agreements

At its December 14, 2009 meeting, the Board considered whether to amend subadvisory agreements with AllianceBernstein related to the LargeCap Value Account III series, Emerald related to the SmallCap Growth Account II series, Essex related to the SmallCap Growth Account II series, Mellon Capital Management Corporation related to the SmallCap Value Account I series, T. Rowe related to the LargeCap Blend Account II and the LargeCap Growth Account I series, and Westwood related to the LargeCap Value Account II series.

16

The Board noted that the amended subadvisory agreements were the same in all material aspects as the current subadvisory agreements other than changes to certain fee schedules limiting the fees the subadvisors are paid on cash and cash equivalents held in the portfolio of the listed Accounts. As part of its consideration of the amendments, the Board noted that it approved the continuation of the subadvisory agreements for these subadvisors at its September 2009 meeting. In approving the amendments, the Board determined that, given its previous consideration of the subadvisory agreements, it was not necessary to reconsider all of the factors it considered at its September 2009 meeting. The Board found that the change in each of the subadvisory fees would not reduce the quality or quantity of the services the subadvisors provide to the Accounts and that the subadvisors’ obligations under the subadvisory agreements would remain the same in all material respects.

17

ITEM 2 – CODE OF ETHICS

(a) The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)	Not applicable.
(c)	The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d) The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)	Not applicable.
(f)	The Registrant's Code of Ethics is attached as an Exhibit hereto.

ITEM 3 – AUDIT COMMITTEE FINANCIAL EXPERT

The Registrant's Board has determined that Mark Grimmett, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item.

ITEM 4 – PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a) Audit Fees. Ernst & Young is the principal accountant for the registrant. As such, Ernst & Young has audited the financial statements of the registrant and reviewed regulatory filings that include those financial statements. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional services.

December 31, 2008 - $404,702 December 31, 2009 - $566,637

(b) Audit-Related Fees. Ernst & Young has not provided any audit-related services to the registrant during the last two fiscal years that are not included in response to item 4(a).

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c) Tax Fees. Ernst & Young reviews the federal income tax returns and federal excise tax returns of the registrant. In connection with this review, Ernst & Young reviews the calculation of the registrant’s dividend distributions that are included as deductions on the tax returns. During the last two fiscal years, Ernst & Young has billed the following amounts for their professional tax services.

December 31, 2008 - $111,860 December 31, 2009 - $103,976

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees. Ernst & Young has not billed the registrant for other products or services during the last two fiscal years.

Ernst and Young billed no fees that registrant’s audit committee was required to pre-approve pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) Audit Committee Pre-Approval Policy. The audit committee of the registrant has adopted the following pre-approval policy:

Policy on Auditor Independence

The purpose of this policy is to ensure the independence of the Principal Funds' primary independent auditor. This policy is established by the Audit Committee (the "Committee") of the Board of Directors of Principal Funds, Inc. and Principal Variable Contracts Funds, Inc. (the "Funds") effective for all engagements of the primary independent auditor.

1. The primary independent auditor, its subsidiaries and affiliates shall not provide Prohibited Services to the Funds. For the purposes of this policy, Prohibited Services are:

  Services that are subject to audit procedure during a financial statement audit;
  Services where the auditor would act on behalf of management;
  Services where the auditor is an advocate to the client's position in an adversarial proceeding;
  Bookkeeping or other services related to the accounting records or financial statements of the Funds, its subsidiaries and affiliates;
  Financial information systems design and implementation;
  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;
  Actuarial services;
  Internal audit functions or human resources;
  Broker or dealer, investment advisor, or investment banking services;
  Legal services and expert services unrelated to the audit;
  Tax planning services related to listed, confidential and aggressive transactions;
  Personal tax planning services to individuals in a financial reporting oversight role with regard to the Funds including the immediate family members of such individuals;
  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

2. (A) All services the primary independent auditor, its subsidiaries and affiliates provide to the Funds, and (B) Audit services, including audits of annual financial statements, audits of acquired or divested businesses or review of regulatory filings, any independent auditor provides, shall be approved by the Committee in advance in accordance with the following procedure:

Each quarter, Management will present to the Committee for pre-approval, a detailed description of each particular service, excluding tax services, for which pre-approval is sought and a range of fees for such service. The Committee may delegate pre-approval authority to one or more of its members provided such delegated member(s) shall present a report of any services approved to the full Committee at its next regularly scheduled meeting. The Committee Chairperson shall have pre-approval authority for changes to any range of fees applicable to services the Committee previously approved and for new services and the range of fees for such services that arise between regularly scheduled Committee meetings.

Similarly, the primary independent auditor will present to the Committee for pre-approval a written description of the nature and scope of all tax services not expressly prohibited, including the fee arrangements for such services, and the potential effects of such services on the audit firm’s independence.

In considering whether to pre-approve the primary independent auditor’s, provision of non-audit services, by the primary independent auditor, the Committee will consider whether the services are compatible with the maintenance of such auditor's independence. The Committee will also consider whether the primary independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality.

The provisions of this policy shall apply to all audit and non-audit services provided directly to the Funds. Additionally, the provisions of this policy shall apply to non-audit services provided to Principal Management Corporation or an affiliate of Principal Management Corporation that provides ongoing services to the Funds if the engagement relates directly to the operations and financial reporting of the Funds.

4. Not less than annually, the primary independent auditor shall report to the Committee its independence policies, as well as all relationships that may bear on independence between the auditor and the Funds with respect to any services provided by the auditor, its subsidiaries or affiliates.

5. The Committee shall ensure that the lead and concurring partners of the Funds' primary independent auditor are rotated at least every five years and subject upon rotation to a five year "time out" period. All other partners of the primary independent auditor, excluding partners who simply consult with others on the audit engagement regarding technical issues, shall rotate after seven years and be subject upon rotation to a two year "time out" period.

6. The Funds or Principal Management Corporation may not hire or promote any former partner, principal, shareholder or professional employee ("Former Employee") of the primary independent auditor into a financial reporting oversight role unless the Former Employee (1) has severed his/her economic interest in the independent audit firm, and (2) was not a member of the audit engagement team for the Funds during the one year period preceding the date that the audit procedures began for the fiscal period in which the Funds or Principal Management Corporation proposes to hire the Former Employee. Neither the Funds nor Principal Management Corporation shall, without prior written consent of the primary independent auditor, hire or promote any Former Employee into a role not prohibited above if the Former Employee had provided any services to the Funds or Principal Management Corporation during the 12 months preceding the date of filing of the Funds' most recent annual report with the SEC. Upon termination of the primary independent auditor, the Funds or Principal Management Corporation shall not, without prior written consent of the former primary independent auditor, hire or promote any Former Employee for a period of up to 12 months from termination.

7. For persons recently promoted or hired into a financial reporting oversight role, any personal tax planning services pursuant to an engagement that was in progress before the hiring or promotion and provided by the primary independent auditor must be completed on or before 180 days after the hiring or promotion.

8. The phrase "financial reporting oversight role" means a role in which a person is in a position to exercise influence over the contents of the financial statements or anyone who prepares them, such as a member of the board of directors or similar management or governing body, chief executive officer, president, chief operating officer, chief financial officer, counsel, controller, chief internal auditor, or any equivalent positions.

(Adopted by the Audit Committee of the Board of Directors of the Principal Funds on March 9, 2009).

(End of policy)

(f) (2) Pre-Approval Waivers. There were no services provided to the registrant by Ernst & Young that were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(g) Substantially all work in connection with the audit of the registrant’s financial statements was performed by full-time employees of Ernst & Young.

(h) The aggregate non-audit fees Ernst and Young billed to the registrant, the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant for each of registrant's last two fiscal years were as follows.

December 31, 2008 - $146,860 December 31, 2009 - $189,115

(i) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5 – AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6 – SCHEDULE OF INVESTMENTS

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7 – DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8 – PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9 – PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10 – SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

None

ITEM 11 – CONTROLS AND PROCEDURES

a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing).

(b) There have been no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12 – EXHIBITS

(a)(1) Code of Ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act are attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(b) under the Investment Company Act is attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Principal Variable Contracts Funds, Inc.

By /s/ Nora M. Everett Nora M. Everett, President and CEO

Date 2/16/2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Nora M. Everett

Nora M. Everett, President and CEO

Date 2/16/2010

By /s/ Layne A. Rasmussen

Layne A. Rasmussen, Vice President, Controller and Chief Financial Officer

Date 2/16/2010